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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

InvestmentCompany Actfile number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth Rhoden Albaneze, Secretary and Chief Legal Officer
1301 2nd Avenue
18th Floor
Seattle, Washington 98101
206-505-4846
______________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 to October 31, 2013

Item 1. Reports to Stockholders

2013 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2013

FUND	SHARE CLASS
Conservative Strategy Fund	A, C, E, R1, R2, R3, S
Moderate Strategy Fund	A, C, E, R1, R2, R3, S
Balanced Strategy Fund	A, C, E, R1, R2, R3, S
Growth Strategy Fund	A, C, E, R1, R2, R3, S
Equity Growth Strategy Fund	A, C, E, R1, R2, R3, S
2015 Strategy Fund	R1, R2, R3
2020 Strategy Fund	A, E, R1, R2, R3, S
2025 Strategy Fund	R1, R2, R3
2030 Strategy Fund	A, E, R1, R2, R3, S
2035 Strategy Fund	R1, R2, R3
2040 Strategy Fund	A, E, R1, R2, R3, S
2045 Strategy Fund	R1, R2, R3
2050 Strategy Fund	R1, R2, R3
2055 Strategy Fund	R1, R2, R3
In Retirement Fund	A, R1, R2, R3

Russell Investment
Company

Russell Investment Company is a
series investment company with
37 different investment portfolios
referred to as Funds. These
financial statements report on 15 of
these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2013

Table of Contents

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2013. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell
Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

During 2013, investors have endured their fair share of short-term political uncertainty here in the United States, but the equity markets continued to look beyond these events. In fact, the U.S. and world economies have generally shown consistent, stable growth that’s been in line with Russell’s expectations.

What’s more, the global equity markets have enjoyed significant appreciation so far this year. As of November 12, 2013, the broad-based Russell 3000® Index is up 27% year-to-date, and for the fiscal year reporting period (10/31/2012 to
10/31/2013) it was up 26.8% .

Looking forward into 2014, we maintain modest growth expectations for the U.S. and global economies. Although we remain optimistic, we don’t think it’s reasonable to expect double-digit gains like we saw in 2013.

However, as global markets and economies continue to evolve, we will continue to invest where we believe the world is going – not where it’s been – to seek to improve the overall return potential of our portfolios. This means being proactive and agile in the way we allocate assets on your behalf. It also means balancing the risk and return potential of the multi-
asset solutions we build and manage for investors like you.

On the following pages you can gain additional insights by reviewing our Russell Investment Company’s 2013 Annual
Report for the fiscal year ending October 31, 2013, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2013 (Unaudited)

U.S. Equity Markets
The U.S. equity market performed very well over the fiscal year ended October 31, 2013 despite potentially encumbering macroeconomic and political news items. Broadly measured by the Russell 3000® Index, U.S. stocks returned 28.99%
over the period, which is the strongest October 31 fiscal year end return for the Index since 1997.

The Russell 3000® Index finished higher in ten of the fiscal year’s twelve months, with exceptions in June and August. The fiscal year was led by small capitalization stocks as the Russell 2000® Index returned 36.28% while the Russell 1000®
Index returned 28.40%. The fiscal year was also led by dynamic stocks as the Russell 1000® Dynamic™ Index returned
31.98% while the Russell 1000® Defensive™ Index returned 24.80%. Stocks of companies with leveraged balance sheets generally outperformed those with less debt in their capital structures. Within U.S. large cap stocks, the Russell 1000®
Value and Russell 1000® Growth Indexes performed nearly identically, but deeper analysis reveals that stocks with low price-to-earnings ratios lagged as did stocks with high dividend yields. Growth stocks led the way within small cap; the
Russell 2000® Value Index returned 32.83% in contrast to the 39.84% returned by the Russell 2000® Growth Index.

Toward the end of calendar year 2012, the U.S. equity market performed well. After being down almost 5% near the midpoint of November, the Russell 3000® Index rallied during the latter part of the month. On November 7th, the day after the U.S. presidential election, the Russell 3000® Index dropped by 2.25%, its worst day of the month. After the presidential election, investors refocused their attention to the impending “fiscal cliff” and the potential sequester. The associated looming combination of higher taxes and spending cuts, ultimately aimed at reducing the federal budget deficit, was at the forefront of many investors’ concerns during the fourth quarter. Given these concerns, the market declined during the final two weeks of 2012.

On January 1, 2013, Congress partially addressed the fiscal issues and avoided the fiscal cliff for the moment. This allowed calendar year 2013 to begin with strong performance for the U.S. equity market as the Russell 3000® Index had a positive return in each of the first five months of the year. Despite the broad indexes rising, there were changes in market leadership during “risk off” times due to the Italian election, the events surrounding the Cyprus bailout, and speculation about U.S.
Federal Reserve (“Fed”) tapering of quantitative easing. When concerns about Europe increased, the Russell 1000®
Defensive™ Index outperformed, and when they subsided, the Russell 1000® Dynamic™ Index outperformed.

Going into the summer of 2013, one of the most notable stories was the upward movement in bond yields and broader interest rates. The continued economic recovery and rising interest rates became important factors driving investor behavior as the year progressed. A key date was May 22nd, the day Fed Chairman Ben Bernanke announced that the U.S. economy was strengthening and the Fed may start to taper its policy of quantitative easing. This news caused stocks with high dividend yields to underperform because they had been used as “bond substitutes” by some investors and rising interest rates made the dividend yields less enticing on a relative basis. Real Estate Investment Trusts (“REITs”) and utilities, which had been prized by investors for their high dividend yields in a period of low interest rates and low bond yields, underperformed during the second quarter. Given the evidence of the economic improvement, most sectors traditionally deemed to be non-
cyclical underperformed for the second quarter. Among such sectors, health care was the only one to outperform for the second quarter and the fiscal year. Most of the more cyclical sectors outperformed the market, but the energy sector was a negative outlier for the fiscal year. The month of May was seen as a turning point that had a significant impact on the fiscal year in terms of which market segments outperformed.

During the summer of 2013, the U.S. equity market continued to rally but broad market leadership shifted strongly to growth stocks. Within U.S. large cap, growth stocks had lagged for nearly two years since the trough of the 2011 selloff.
During the 3rd quarter of 2013, the Russell 1000® Growth Index beat the Russell 1000® Value Index by more than it had in any quarter of the past 4 years.

The U.S. Federal Reserve ultimately decided to push back plans to taper its quantitative easing program and markets responded positively in September. October began with concerns about the U.S. government not reaching agreement on a

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

spending bill or a plan to address the “fiscal cliff.” This led to a government “shutdown,” and despite some brief volatility, the market generally took the governmental chaos in stride. With an agreement reached to push the fiscal issues into 2014, the government was “re-opened” and the market produced a positive return for October.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2013, the non-U.S. equity market, as measured by the Russell Developed ex-U.S.
Large Cap® Index (the “Index”), was up 25.10%. Equity prices increased to new highs during the period, despite the continued tepid global growth environment and elevated price multiples. Political forces were a large driver behind rising markets, as monetary authorities globally attempted to calm market participants and introduce expansionary policies aimed at promoting growth and investment. Most regions and countries generated positive absolute returns, although the more economically-exposed regions and those that lagged the broader market in recent years performed the best.

During the first quarter of the fiscal year, markets posted solid gains as the Index was up 5.9% during the fourth quarter of
2012. The resolution of the U.S. presidential election, coupled with moderately positive economic data and encouraging steps towards a solution to the euro zone sovereign debt crisis, improved investor confidence and led markets to post strong results for the 2012 calendar year. One of the most notable story lines of the period was Shinzo Abe’s winning election to be prime minister of Japan. Abe’s rhetoric about reviving economic growth boosted Japanese equities over 16% in local terms as measured by the Russell Japan Index, although the extreme depreciation of the yen resulted in a 4.9% return in
U.S. dollar terms.

Non-U.S. equity markets continued to rise in the new year, as the Index returned 4.7% in the first quarter of 2013. Results in the quarter were fairly bifurcated across regions, as Japan’s aggressive monetary plans helped push Japanese equities up over 12%, while political stumbles in Europe led European equities to be up only 2.8% as measured by the Russell
Developed ex-UK Index. March elections in Italy failed to secure a political majority and left the region uncertain on who would succeed Mario Monti in leading the country. Also complicating issues was Cyprus’s need for a bailout in the first quarter of 2013. Although Cyprus was not the first country to need rescuing from the Troika (European Union, International
Monetary Fund, and European Central Bank), it was the first country to include depositors to share some of the pain. This jolted markets as they feared this “bail-in” approach would set a precedent for other, and much larger, rescue packages.

The latter half of the fiscal year was dominated by the potential of the Fed tapering in the U.S. and whether the U.S.
economy was strong enough for the Fed to scale back its accommodative monetary program. When Fed Chairman Ben
Bernanke mentioned the possibility of tapering, markets sold off as the era of easy money was feared to be ending. The
Index finished the period down 1.52%, although Japan and a few European countries faired decently. Commodities and commodity driven economies were the hardest hit during the period, with Australia down 15% and Canada down 7.7%
according to the Russell Australian and Canadian Indices, respectively. The much anticipated taper date came and went without any action from the Fed and optimism was restored to the markets. Third quarter 2013 was the best quarter in the fiscal year, as the Index returned 11.5% during the quarter. Risky assets and lower quality securities were the most heavily rewarded, as banks in Spain, Italy, and France were up over 20% in the quarter, as measured by the Index. Japanese equities’ torrid rise slowed down, as the implementation of a value added tax increase worried investors, although gross domestic product (“GDP”) and the consumer price index (“CPI”) showed signs of elevated readings, which would be a positive for the country. Over the entire fiscal year, Japanese equities were some of the strongest performing developed market equities in the period, up 61.6% in local terms and 32% in USD, as measured by the Russell Japan Large Cap
Index. This sharp increase in equity prices came on the back of Prime Minister Shinzo Abe’s “three arrow” approach to re-
inflating the Japanese economy. The three arrows consist of monetary and fiscal stimulus, and structural reforms. Markets reacted positively to the first two arrows, making Japanese equities the best performing segment in the first three quarters of the fiscal year, while the uncertainty regarding the successful implementation of the third arrow caused a slight pause in optimism towards the end of summer. European equities also posted strong absolute returns, up 26.7% for the period, as measured by the Russell Developed Europe ex-UK Index. Europe emerged from its longest recession on record as the region posted positive growth in the second quarter of 2013. Signs of economic growth, coupled with massive corporate

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

de-leveraging, helped European equities post some of the strongest returns since the beginning of the global financial crisis. Within the Index, the peripheral European nations were the best performers, as Spain, Italy, Portugal, and Greece were all up over 20%. Despite improved optimism, not all regions benefited from the rising tide. Those markets exposed to commodity demand lagged most others. Australia returned 11.5% in the period, while Canada was up only 2.9%, as measured by the Russell Australia Large Cap Index and the Russell Canada Large Cap Index, respectively. Softening growth out of emerging markets, coupled with a shift to a consumer-led economy in China, weighed on commodity prices.

Sector performance over the period largely reflected the optimism in the markets and what typifies the early stages of an economic recovery. Consumer discretionary and industrials were the top performing sectors, followed closely by financials, which benefited from the improvement in the euro zone and the sovereign debt crisis that has plagued the region for the past three years. Conversely, the traditional defensive sectors struggled during the fiscal year, with utilities and consumer staples relative underperformers and the health care sector just slightly outperforming the Index. Energy and materials were the two worst performing sectors, as cyclical headwinds and negative sentiment weighed on returns.

Emerging Markets
The Russell Emerging Markets® Index (the “Index”) gained 8.81% over the fiscal year ended October 31, 2013. It was another relatively volatile period in which macroeconomic, political and policy events frequently provided direction for emerging markets equities. With an economic recovery in some developed markets underway, investors focused on a timeline for the removal of quantitative easing measures, specifically from the Fed, which had been a tailwind for emerging markets in recent years.

The asset class registered a strong start in November and December as U.S. elections and a political transition in China passed smoothly, and the Fed opted to extend its quantitative easing program, sparking net capital inflows to emerging markets. Markets gained in December as expectations for a U.S. debt ceiling agreement and an upturn in Chinese macroeconomic data soothed investor concerns. This included an HSBC/Markit Manufacturing PMI (Purchasing Managers
Index) reading for November which registered the first expansion in 13 months.

Emerging markets experienced a more subdued first quarter of 2013 in which the Index slipped 0.7%. After a short-
lived bounce, brought about by the U.S.’s avoidance of the fiscal cliff and more encouraging economic data releases in
China, markets retreated. A resurgence of Eurozone woes, precipitated by bailout negotiations in Cyprus, dented investor sentiment in March as many expected the outcome to set a precedent for the Eurozone and potentially negatively impact the outlook for global growth. Renewed fears over a hard landing in China, amid speculation over monetary tightening, increased regulation of wealth management products and efforts to cool the real estate market also served to drag market performance lower.

The second quarter of 2013 was more challenging as speculation regarding the timeline for the end of the “quantitative easing era” hampered emerging markets and resulted in some sizeable net capital outflows. In May, comments from Fed
Chairman Bernanke led markets to the conclusion that a wind down of stimulus measures, which had helped to drive net capital inflows to the asset class in recent years, would take place in 2013. This sparked a sell off in a number of emerging markets currencies, in particular those countries with the largest current account deficits and those most closely linked to commodities. The negative sentiment was exacerbated by fears of a credit crunch scenario in China, as the People’s Bank of China tightened credit provisioning. This was in reaction to the central bank’s concerns over lending in the banking and shadow banking segments. The Index dropped 7.4% through the second quarter in U.S. dollar terms.

The latter part of the fiscal year saw an extension of the high volatility in emerging markets equities and local currencies.
Comments from Fed Chairman Bernanke that quantitative easing would be scaled back gradually, rather than immediately, spurred a rally in July. However, speculation that such a gradual reduction in stimulus may occur as soon as September reversed these gains. A rise in tensions over potential U.S. military strikes in Syria (which led to a spike in global oil prices) also negatively impacted select emerging markets, such as neighbouring country Turkey and those which are net

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

oil importers such as India. The release of balance of payments data in certain countries, namely Indonesia, also hampered returns as several local currencies depreciated significantly against the U.S. dollar. However, a swift resolution to the threat of U.S. action in Syria and the Fed’s decision not to taper resulted in a strong rally for emerging markets. The political impasse in the U.S., which culminated in a government “shutdown” in October, was also a boon for the asset class as analysts forecast it may have delayed the removal of quantitative easing until 2014.

For the one year period ended October 31, 2013, Poland (+27.44%) was one of the best performing markets in emerging
Europe as its economy rebounded, boosted by the central bank’s rate cutting cycle, which took interest rates to a record low of 2.5% in September. Policymakers acted as gross domestic product (“GDP”) growth for the country slowed to just
0.5% year over year in the first quarter of 2013, the lowest rate since 2009. Russia (+8.30%) outperformed, with the energy oriented economy boosted by a rise in the price of oil. Meanwhile Turkey (-0.13%) lagged as currency weakness, linked to increasing concerns over the country’s current account deficit, and an intensification of the unrest in neighbouring
Syria negatively impacted the local market. The Czech Republic (-4.86%) was the worst regional market as the country’s economy extended the Republic’s longest ever recession. Domestic demand continued to suffer from the government’s austerity measures and the ongoing crisis in the Eurozone hit external demand, as the central bank maintained rates at
0.05%. GDP data showed that the country finally exited recession in the second quarter of 2013, the same time as the
Eurozone bloc.

It was a challenging year for emerging Latin American markets as a decline in global commodities prices, notably precious metals gold and silver, and currency weakness hampered a number of regional markets. Peru (-22.47%), the Index’s worst performing market, succumbed to sizeable losses as a result of the economy’s metals and mining bias. Neighbouring country
Chile (-12.73%) was another laggard, with a 7.78% decline in copper prices and the outlook for higher global interest rates hampering performance. Brazil (-1.42%) also underperformed as GDP growth in Latin America’s largest economy slowed to just 0.6% quarter over quarter in the first quarter of 2013 and the central bank’s rate cutting cycle was reversed in an effort to offset above target inflation. The central bank also intervened in the currency market as it sought to prop up the real and reduce inflation. In addition the tax on financial operations on foreign investments in fixed income markets (“IOF”)
was also scrapped in a further attempt to support the currency. Social unrest in June, sparked by a planned increase in bus fares, further increased negative sentiment towards the country. However, a reversal of fare rises and President Rousseff’s spending and reform pledges helped to calm the demonstrations and restore some confidence in financial markets. The central bank’s moderate success in cooling inflation, combined with a strong upside surprise in second quarter GDP growth data helped the local market recoup the majority of the losses. Mexico (+5.03%) was the only regional market to finish in positive territory, boosted by the election of Enrique Peña Nieto as president with a reformist agenda.

Asian markets in general performed well, with the larger Index countries of Taiwan (+20.92%), China (+15.83%) and
South Korea (+12.11%) all outperforming. Despite some concern over the Chinese market, the underlying macroeconomic data remained relatively firm and GDP growth, whilst slower, remained at relatively high levels when contrasted with other developed and emerging countries and was in line with the government’s target on a year over year basis. The new government has also been proactive in managing the economy and took steps to limit property price rises in some cities. In addition, the government’s investment in industries such as telecommunications services was also a catalyst for positive returns. South Korea performed well as GDP growth for the second quarter reached a two year high. Efforts from policymakers to stimulate the economy appeared to be successful, in particular the central bank’s decision to cut rates to
2.5% and the government’s fiscal and monetary stimulus. Taiwan registered solid GDP growth through the year, whilst the country’s export sector recorded strong acceleration in the first half of the year. Despite coming under pressure towards the end of the period, smaller Index countries Thailand (+13.32%) and the Philippines (+15.85%) both advanced, in contrast to peer Indonesia (-11.58%). The country was acutely impacted by concerns over its burgeoning current account deficit which sparked a major sell-off in the equity market and the rupiah. India (-1.91%) also underperformed with the central bank forced to maintain higher interest rates amid high inflation and in the face of sluggish GDP growth. The rupee also came under pressure and hit an all time low against the U.S. dollar during the period, with investors increasingly concerned about the country’s twin deficit (fiscal and current account).

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

At the sector level, the pro-cyclical sectors of technology (+23.32%), consumer discretionary (+15.47%) and financial services (+11.65%) registered some of the strongest returns. The health care sector, which advanced 18.97%, also performed strongly with Chinese bio-tech companies in particular faring well, supported by the government’s announcement that it plans to double the size of the industry as a percentage of GDP by 2015. Materials and processing (-4.55%) was the only sector to register a negative return, primarily due to a decline in global commodity prices linked to a slower growth outlook in China. Energy (+0.73%) and the traditionally more defensive utilities (+4.33%) sector also lagged.

U.S./Global Fixed Income Markets
For the fiscal year ended October 31, 2013, fixed income markets continued to be driven by macroeconomic factors and fiscal policy debates in Washington. Speculation surrounding the timing of the Federal Reserve’s (the “Fed”) tapering of its highly accommodative quantitative easing program were major drivers of volatility in the capital markets this year. Notably,
U.S. treasury yields increased dramatically starting in the second half of the fiscal year in anticipation of a Fed tapering in September 2013. However, U.S. treasury yields sharply retracted a portion of prior increases after the Fed surprised markets by not beginning tapering in September. Aside from the U.S. treasury market, currency and credit markets also experienced heightened volatility over Fed tapering speculations throughout the year.

The fiscal year began in November 2012 with the U.S. presidential election, which left the status quo in the Senate and
House of Representatives unchanged. On December 12th, the Fed announced the continuance of its low interest rate policy and an increase in open-ended monthly purchases of U.S. treasuries and agency mortgage-backed securities (“MBS”)
from $40 billion to $85 billion USD per month. While U.S. treasury rates hung near record lows through the beginning of
December, they sold off near the end of the calendar year as fiscal cliff and debt ceiling debates in Washington showed little sign of a resolution before the December 31st deadline. While going over the fiscal cliff would cause considerable drain on the economy through significant tax increases and spending cuts, the debt ceiling expiration would have caused significant volatility in financial markets as the potential for the Treasury to default on its debt grew larger. However, Congress reassured markets on January 1st, passing a last minute deal that effectively diverted any material consequences in the short term by raising income, payroll, and capital gains taxes, and delaying spending cuts. Similarly, on January 23rd, the
“No Budget, No Pay Act” was passed, allowing the Treasury to borrow money until mid-May, defusing the debt ceiling threat for several months. From October 2012 through January 2013, the Barclays U.S. Aggregate Bond Index gained a modest 0.01% excess return over equivalent duration U.S. treasuries with the strongest performers in riskier assets, such as high yield corporate and emerging markets debt. The Barclays High Yield Corporate Index and the Barclays Emerging
Market Debt Index outperformed U.S. treasuries of similar duration by 4.12% and 2.45%, respectively. Additionally, the
Barclays Tax-Exempt Municipal Bonds 1-10 year Blend Index gained 0.51% over the same period. The rally within the municipal bond market continued throughout January, ending strong upon Standard & Poor’s upgrade of California local debt.

Beginning in February, negative announcements from the U.S. and euro zone regarding slowed economic growth supported demand for safe-haven U.S. treasuries, resulting in a relative underperformance from non-treasury sectors. On February
26th, the Italian election reached a stalemate and the general election returned a three to two vote against the austerity policy, grinding both spending cuts and tax rises to a halt. Fears that the end of these austerity measures in Italy would lengthen its recession and potentially spill over into the rest of the euro zone quickly spread market volatility to Germany,
France, and the U.K. In Cyprus, an agreement with the group of euro zone finance ministers was reached in late March to help restructure its financial sector along with a €10 billion euro bailout package to escape a financial meltdown. The terms of the agreement, however, imposed strict capital controls in order to prevent a run on the banks, losses on bank depositors, and mandatory downsizing of the Cypriot banking sector, costing thousands of jobs. In the U.S., on February
28th, Capitol Hill failed to reach a last-minute compromise before the budget sequestration deadline and the $85 billion across-the-board spending cuts went into effect on March 1st. The combined impact of both the automatic spending cuts and the downbeat European data led to a rally in U.S. treasuries in a flight to quality, with the 10-year U.S. treasury yields falling from 2.04% at the start of February to 1.87% by the end of March. In April, Bank of Japan’s new Governor, Haruhiko

8 Market Summary

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

Kuroda, announced an open-ended quantitative easing program to inject approximately $1.4 trillion USD into the economy in less than two years to support economic activity by keeping the Japanese yen weak and boosting financial markets.
As a result of the announcement, the Japanese yen fell more than 3% against the U.S. dollar and the Japanese 10-year government bond yield hit a record low of 0.44% on October 4th. Monetary policy in the U.S. remained unchanged and the
Fed cited that, although housing industry and household spending data showed signs of improvement, the unemployment rate remained elevated and fiscal policy restraints were hindering economic growth. Fed Chairman Ben Bernanke even suggested that the Fed may increase purchase amounts of longer-dated U.S. treasuries and agency mortgage-backed securities within quantitative easing three (“QE3”). As a result of continued Fed easing, U.S. treasury rates fell and the yield curve flattened overall in April. From February to April 2013, the Barclays Investment Grade Corporate Index and
the Barclays High Yield Corporate Index were the strongest performers, outperforming similar duration treasuries by
0.42% and 2.18%, respectively. The Barclays Tax-Exempt Municipal Bonds 1-10 Year Blend had a total return of 0.33%,
-0.23%, and 0.89% for February, March and April, respectively.

Markets in May to August 2013 were dominated by announcements from the Fed, driving U.S. treasury yields higher. On
May 22nd, Bernanke announced that Fed officials were considering the policy option of tapering the current quantitative easing program, despite his warning that “premature tightening of the monetary policy…carries a substantial risk of slowing or ending the economic recovery and causing inflation to fall further”. The 10-year treasury yield started May at
1.66% and rose to 2.13% by the end of the month. Bernanke further stated on June 19th that the tapering could take place later in 2013, continuing to bolster the rise in yields. The global backdrop remained negative as the European recession reached a new low, notably with the high jobless rate among youth at 24.4% for the month of April. With 19.4 million unemployed across Europe, officials in the European Commission called on European Union member states to focus on boosting competitiveness and bringing down unemployment. They loosened austerity measures on six countries, including
France, in order to give them more time to meet budget deficit targets. These concerns, amidst mixed U.S. economic indicators, caused credit sectors within the Barclays U.S. Aggregate Index to post negative to modest excess returns over equivalent duration U.S. treasuries in May. Agency MBS performance was bifurcated depending on the coupon of the security. Higher coupon (4% coupon and higher) mortgages outperformed similar duration treasuries, while lower coupon
(below 4% coupon) mortgages, most heavily supported by Fed quantitative easing purchases, underperformed. High yield corporate bonds, as represented by the Barclays High Yield Corporate Index, returned 0.60% excess of similar duration treasuries in May. Municipal bonds took a hit after Detroit filed for bankruptcy on July 18th, reversing some of the inflows municipal bonds had been seeing over the previous few months. July and August continued to be dominated by the Fed, despite no new release of information regarding a taper schedule other than re-emphasizing that it would depend on the economic indicators given earlier of 2.5% inflation and 6.5% unemployment. Again, higher coupon agency MBS was one of the largest outperformers of similar duration U.S. treasuries for the month of August. The 10-year U.S. treasury yield gained over 1% from May to August, having ended August at 2.78% compared to the beginning of May at 1.66%.

The turning point in U.S. treasury yields occurred on September 18th when the Fed announced that it would not be tapering but maintaining its pace of $85 billion in monthly bond purchases. The yield on the 10-year U.S. treasury plunged 17 basis points that day following the Fed decision, partially reversing the uptrend in rates over the past four months that persisted in anticipation of a taper. The Fed’s taper decision was generally supportive of the fixed income market as a decrease in treasury yields and tightening of credit spreads support positive nominal returns. Despite a volatile year, investor demand for credit appeared to be robust as evidenced by oversubscription of Verizon’s $49 billion bond offering in September, the largest corporate bond sale to date. Heading into October, focus shifted from the Fed to Congress as they failed to enact a continuing resolution to appropriate funds for the fiscal year 2014 on October 1st. The government entered a shutdown, indefinitely furloughing approximately 800,000 federal employees. Markets reacted minimally to the government shutdown as the cause for real concern was the debt ceiling deadline on October 17th, which if not raised, would not have allowed the
Treasury to issue any new debt. Although the Treasury would not effectively default on its debt on the 17th, the Treasury would have likely defaulted on its debt in late October to early November when the revenue inflows would be insufficient to cover the expenditures. Consequently, 1-month treasury bill yields spiked from a yield of 0.02% as of September month

Market Summary 9

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

end to almost 0.35% on October 15th as investors demanded higher yields to compensate for default risk. The impact of default on financial markets would likely have been catastrophic, as treasuries have historically been considered by investors as risk-free. As the debt ceiling deadline approached, rates rose modestly on uncertainty over whether or not a deal would be struck in time before the 17th. The 10-year treasury yields rose to 2.75% on the 15th, just before falling back down to 2.69% on the 16th and 2.61% on the 17th as it became clear that Congress would pass a last-minute deal.
On the 17th, Congress passed the Continuing Appropriations Act of 2014 ending the government shutdown and suspending the debt limit until February 7, 2014. On October 22nd, September nonfarm payroll data was released showing that the economy only added 148,000 nonfarm jobs, compared to expectations of 180,000. On news of the weak employment data, markets responded positively on expectations that the Fed will be less likely to taper when labor markets remained weak.
The 10-year U.S. treasury yield fell 9 basis points to 2.51%, the lowest since July 2013, while the European periphery bond yields, notably Spain’s and Italy’s, fell to new lows as well, boosting demand for higher-yielding assets. The culmination of the various developments over September and October was highly supportive of risk assets. The Barclays Investment Grade
Corporate Index, Barclays High Yield Corporate Index, and Barclays Emerging Market Debt Index outperformed similar duration U.S. treasuries in October by 0.83%, 2.07%, and 1.52%, respectively.

10 Market Summary

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Conservative Strategy Fund - Class A‡			Conservative Strategy Fund - Class R3‡‡‡‡
	Total			Total
	Return			Return
1 Year	(2.56)%		1 Year	3.30%
5 Years	7.06	%§	5 Years	8.16	%§
10 Years	3.85	%§	10 Years	4.24	%§

Conservative Strategy Fund - Class C			Conservative Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	2.57%		1 Year	3.59%
5 Years	7.51	%§	5 Years	8.60	%§
10 Years	3.68	%§	10 Years	4.72	%§

Conservative Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index **
	Total			Total
	Return			Return
1 Year	3.40%		1 Year	(1.08)%
5 Years	8.33	%§	5 Years	6.09	%§
10 Years	4.46	%§	10 Years	4.78	%§

Conservative Strategy Fund - Class R1‡‡			BofA Merrill Lynch 1-3 Yr US Treasuries Index ***
	Total			Total
	Return			Return
1 Year	3.76%		1 Year	0.52%
5 Years	8.72	%§	5 Years	1.45	%§
10 Years	4.76	%§	10 Years	2.62	%§

Conservative Strategy Fund - Class R2‡‡‡
	Total
	Return
1 Year	3.51%
5 Years	8.43	%§
10 Years	4.50	%§

Conservative Strategy Fund 11

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds	of the Fund’s positive benchmark relative performance, as fixed
that invests in other Russell Investment Company mutual funds	income markets finished slightly negative, down 1.08% as
(the “Underlying Funds”). The Underlying Funds employ a multi-	measured by the Barclays U.S. Aggregate Bond Index.
manager approach whereby portions of the Underlying Funds	Global REITs and listed infrastructure (represented by the FTSE/
are allocated to different money managers. Underlying Fund	EPRA NAREIT Developed Index and S&P Global Infrastructure
assets not allocated to money managers are managed by Russell	Index) finished the fiscal year up 12.38% and 14.30%,
Investment Management Company (“RIMCo”), the Fund’s and	respectively. These assets classes also outperformed fixed income
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	markets, which was beneficial given the Fund’s allocation to
advisor, may change the allocation of the Underlying Funds’	the Russell Global Real Estate Securities and Russell Global
assets among money managers at any time. An exemptive order	Infrastructure Funds. Commodities continued their bear market
from the Securities and Exchange Commission (“SEC”) permits	run for the fiscal year, as the market lost 12.21% (as represented
RIMCo to engage or terminate a money manager in an Underlying	by the Dow Jones UBS Commodity Index Total Return) and largely
Fund at any time, subject to approval by the Underlying Fund’s	underperformed broader equity and fixed income markets. As a
Board, without a shareholder vote. Pursuant to the terms of the	result, the Fund’s allocation to the Russell Commodity Strategies
exemptive order, an Underlying Fund is required to notify its	Fund negatively impacted Fund performance.
shareholders within 90 days of when a money manager begins
providing services.	In fixed income, macroeconomic themes were large drivers of
bond market performance. In particular, speculation around the
What is the Fund’s investment objective?	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
The Fund seeks to provide high current income and low long term	drove fixed income volatility as U.S. Treasury rates rose and
capital appreciation.	subsequently fell on the back of Fed announcements. Overall, exposure to other asset classes in addition to fixed income
How did the Fund perform relative to its benchmark for the	benefited the Fund’s benchmark relative performance.
fiscal year ended October 31, 2013?
For the fiscal year ended October 31, 2013, the Conservative	How did the investment strategies and techniques employed
Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2,	by the Fund and the Underlying Funds affect the Fund’s
Class R3 and Class S Shares gained 3.37%, 2.57%, 3.40%,	performance?
3.76%, 3.51%, 3.30% and 3.59%, respectively. This is compared	The Fund is a fund of funds and its performance is based on
to the Fund’s primary benchmark, the Barclays U.S. Aggregate	RIMCo’s strategic asset allocations and the performance of the
Bond Index, which lost 1.08% during the same period. The	Underlying Funds in which the Fund invests.
Fund’s performance includes operating expenses, whereas index	The Fund’s strategic allocation to fixed income Underlying Funds
returns are unmanaged and do not include expenses of any kind.	was generally positive. An allocation to the Russell Global
For the fiscal year ended October 31, 2013, the Lipper® Mixed	Opportunistic Credit Fund and Russell Short Duration Fund
Asset Target Allocation Conservative Funds Average, a group of	benefited, as these Underlying Funds outperformed the Fund’s
funds that Lipper considers to have investment strategies similar	benchmark. An allocation to the Russell Strategic Bond Fund
to those of the Fund, gained 7.23%. This result serves as a peer	was also beneficial, while an allocation to the Russell Investment
comparison and is expressed net of operating expenses.	Grade Bond Fund was slightly negative. Results of Underlying
The Fund’s outperformance relative to the Barclays U.S. Aggregate	Fund active management were mixed. For the Russell Strategic
Bond Index was due to the Fund’s out-of-benchmark allocation to	Bond Fund and Russell Investment Grade Bond Fund, exposure
equities, global real estate securities, opportunistic credit, listed	to non-agency mortgages and commercial mortgage backed
infrastructure and alternative strategies, which outperformed	securities and an overweight to corporate credit helped, while
fixed income securities over the period.	negative currency positioning detracted.
The Fund’s strategic allocation to the Russell International
How did the market conditions described in the Market	Developed Markets Fund and Russell Global Equity Fund
Summary report affect the Fund’s performance?	benefited the Fund’s benchmark relative performance, as
It was a strong equity market environment for the fiscal year	each outperformed the Fund’s benchmark. From an active
ending October 31, 2013. Global equities were led by the U.S., as	management standpoint, performance of these Underlying Funds
U.S. equities were up 28.99% as measured by the Russell 3000®
was mixed. The Russell International Developed Markets Fund
Index. International equities were also up 25.10% as measured	underperformed the broad non-U.S. equity market as represented
by the Russell Developed ex-U.S. Large Cap Index. The general	by the Russell Developed ex-U.S. Large Cap Index Net, while the
outperformance of equities over fixed income was a large driver	Russell Global Equity Fund outperformed the broad global equity

12 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

market as represented by the Russell Developed Large Cap Index	On February 1, 2013, the Fund tilted 0.50% away from the Russell
Net. Exposure to emerging markets detracted from performance	Investment Grade Bond Fund and 0.50% towards the Russell
of the Russell International Developed Market Fund against its	U.S. Core Equity Fund to express a positive equity outlook over
respective benchmark, while positive stock selection within the	fixed income for the 2013 calendar year.
U.S. and Europe benefited the Russell Global Equity Fund’s	On May 3, 2013, the Fund tilted 2% from the Russell Strategic
performance against its benchmark.	Bond Fund and 1.00% towards each of the Russell Short Duration
The Fund’s strategic allocation to U.S. large cap Underlying	Bond Fund and Russell Global Opportunistic Credit Fund.
Funds benefited the Fund’s benchmark relative performance,	This tilt was taken to express a short duration position and an
as broad U.S. equities outperformed core fixed income for the	expectation of a rising interest rate environment over the near
period. However, each of the large cap U.S. equity Underlying	term. This tilt was removed on May 14, 2013 as interest rates had
Funds underperformed its respective U.S. equity market segment	risen to a level in line with the portfolio manager’s expectations.
as represented by each Fund’s primary benchmark. In particular,	On June 18, 2013, the Fund tilted 0.50% away from the Russell
the Russell U.S. Core Equity Fund underperformed the Russell	Commodity Strategies Fund and 0.50% towards the Russell
1000® Index. Stock selection within the consumer discretionary
Global Infrastructure Fund to express a negative near to medium
sector detracted from performance.	term outlook for commodities and the desire to increase the
The Fund’s strategic allocation to alternative Underlying Funds	Fund’s equity beta exposure.
had positive effects on performance. The Fund’s allocations to	On July 5, 2013, the Fund partially removed its 1.00%
the Russell Global Real Estate Securities Fund, Russell Global	underweight to the Russell International Developed Markets
Infrastructure Fund and the Russell Multi-Strategy Alternative	Fund by 0.50% and moved 0.50% underweight to the Russell
Fund were positive as these Underlying Funds outperformed the	Investment Grade Bond Fund, as the portfolio manager continued
Fund’s benchmark. The Fund’s strategic allocation to the Russell	to expect a positive equity market and a muted outlook on fixed
Commodity Strategies Fund detracted, as the commodities asset	income for the second half of 2013.
class underperformed the Fund’s benchmark. From an active
management standpoint, performance of these Underlying Funds	On October 7, 2013, the Fund tilted 0.50% away from the Russell
was generally positive. The Russell Global Infrastructure Fund	Global Real Estate Securities Fund and 1.00% away from the
and Russell Multi-Strategy Alternative Fund outperformed	Russell U.S. Core Equity Fund, while increasing the Russell
their respective asset class benchmark. In particular, positive	International Developed Markets Fund by 0.50% and the Russell
performance for the Russell Global Infrastructure Fund was driven	Investment Grade Bond Fund by 1.00%, bringing both back
by an underweight to electric utilities and out-of-benchmark	to policy weights. These tilts were implemented to remove the
exposure to construction and engineering securities.	negative outlook on the non-U.S. developed equity markets and to move the Fund to a neutral equity and fixed income weight. The
Describe any changes to the Fund’s structure or allocation	underweight to the Russell Global Real Estate Securities Fund
to the Underlying Funds.	was taken to mitigate the Fund’s exposure in this interest rate
RIMCo has discretion to modify the target strategic asset	sensitive asset class, given potential for rising interest rates in
allocation of the Fund by up to +/- 3% at the equities, fixed	the near term.
income or alternative category level based on RIMCo’s assessment
of relative market valuation of the asset classes represented by	The views expressed in this report reflect those of the
each Underlying Fund. Performance of the Fund’s short-term	portfolio managers only through the end of the period
asset allocation modifications ended the fiscal year modestly	covered by the report. These views do not necessarily
positive. This was driven by beneficial tilts away from target	represent the views of RIMCo or any other person in RIMCo
strategic allocations, including increased U.S. equity versus non-	or any other affiliated organization. These views are subject
U.S. equity positioning relative to target strategic allocations, and	to change at any time based upon market conditions or
increased equity versus fixed income positioning relative to target	other events, and RIMCo disclaims any responsibility to
strategic allocations.	update the views contained herein. These views should not
be relied on as investment advice and, because investment
Entering the fiscal year, the Fund maintained its underweight	decisions for a Russell Investment Company (“RIC”) Fund
to the Russell International Developed Markets Fund at 1.00%	are based on numerous factors, should not be relied on
below the target strategic allocation and its 1.00% overweight	as an indication of investment decisions of any RIC Fund.
to the Russell U.S. Core Equity Fund given RIMCo’s perception of continued economic concerns over Europe and the Federal
Reserve’s continuation of economic stimulation in the U.S.

Conservative Strategy Fund 13

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

* Assumes initial investment on November 1, 2003.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds,investment-grade corporate debt securities and mortgage-backed securities.

*** BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S.Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡ The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S
Shares.

‡‡‡ The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$997.40	$1,022.33
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$2.87	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$993.10	$1,018.55
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$6.63	$6.72
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.32%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$997.10	$1,022.33
	Expenses Paid During Period*	$2.87	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Conservative Strategy Fund 15

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2013	$998.50	$1,024.35	October 31, 2013	$998.60	$1,023.59
Expenses Paid During Period*	$0.86	$0.87	Expenses Paid During Period*	$1.61	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half year			account value over the period, multiplied by 184/365 (to reflect the one-half year
period). May reflect amounts waived, reimbursed and/or other credits. Without			period). May reflect amounts waived, reimbursed and/or other credits. Without
any waivers, reimbursements and/or other credits, expenses would have been			any waivers, reimbursements and/or other credits, expenses would have been
higher.			higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$998.10	$1,023.09
Expenses Paid During Period*	$2.12	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$996.70	$1,021.83
Expenses Paid During Period*	$3.37	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Russell Investment Grade Bond Fund	5,407,393	118,476
Other Russell Investment			Russell Short Duration Bond Fund	5,505,446	106,585
Company Series Mutual Funds -			Russell Strategic Bond Fund	20,619,487	225,165
Class Y Shares					462,055

Alternative Funds - 7.4%			International Equities - 8.5%
			Russell Global Equity Fund	2,382,599	26,542
Russell Commodity Strategies Fund	1,035,266	8,717	Russell International Developed Markets
Russell Global Infrastructure Fund	1,194,479	14,740	Fund	648,142	23,599
Russell Global Real Estate Securities					50,141
Fund	209,598	8,625
Russell Multi-Strategy Alternative Fund	1,158,649	11,818
		43,900	Total Investments 100.0%

Domestic Equities - 6.0%			(identified cost $532,210)		591,405
Russell U.S. Core Equity Fund	384,479	14,633	Other Assets and Liabilities,
Russell U.S. Defensive Equity Fund	369,115	14,787	Net - (0.0%)		(146)
Russell U.S. Dynamic Equity Fund	468,886	5,889
		35,309	Net Assets - 100.0%		591,259
Fixed Income - 78.1%
Russell Global Opportunistic Credit Fund	1,157,434	11,829

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	7.4
Domestic Equities	6.0
Fixed Income	78.1
International Equities	8.5
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 17

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$532,210
Investments, at fair value	591,405
Receivables:
Investments sold	197
Fund shares sold	862
Total assets	592,464
Liabilities
Payables:
Fund shares redeemed	729
Accrued fees to affiliates	424
Other accrued expenses	52
Total liabilities	1,205
Net Assets	$591,259
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$171
Accumulated net realized gain (loss)	7,329
Unrealized appreciation (depreciation) on investments	59,195
Shares of beneficial interest	534
Additional paid-in capital	524,030
Net Assets	$591,259
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.09
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.77
Class A — Net assets	$136,433,196
Class A — Shares outstanding ($.01 par value)	12,304,690
Net asset value per share: Class C(#)	$10.99
Class C — Net assets	$227,048,312
Class C — Shares outstanding ($.01 par value)	20,651,228
Net asset value per share: Class E(#)	$11.13
Class E — Net assets	$24,179,962
Class E — Shares outstanding ($.01 par value)	2,172,474
Net asset value per share: Class R1(#)	$11.15
Class R1 — Net assets	$43,145,291
Class R1 — Shares outstanding ($.01 par value)	3,868,723
Net asset value per share: Class R2(#)	$11.10
Class R2 — Net assets	$35,427,095
Class R2 — Shares outstanding ($.01 par value)	3,191,902
Net asset value per share: Class R3(#)	$11.17
Class R3 — Net assets	$42,334,444
Class R3 — Shares outstanding ($.01 par value)	3,790,158
Net asset value per share: Class S(#)	$11.16
Class S — Net assets	$82,690,555
Class S — Shares outstanding ($.01 par value)	7,410,227
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

18 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$20,184

Expenses
Advisory fees	1,282
Administrative fees	308
Custodian fees	33
Distribution fees - Class A	354
Distribution fees - Class C	1,796
Distribution fees - Class R3	132
Transfer agent fees - Class A	283
Transfer agent fees - Class C	479
Transfer agent fees - Class E	65
Transfer agent fees - Class R1	87
Transfer agent fees - Class R2	81
Transfer agent fees - Class R3	106
Transfer agent fees - Class S	181
Professional fees	42
Registration fees	73
Shareholder servicing fees - Class C	599
Shareholder servicing fees - Class E	82
Shareholder servicing fees - Class R2	101
Shareholder servicing fees - Class R3	132
Trustees’ fees	17
Printing fees	45
Miscellaneous	16
Expenses before reductions	6,294
Expense reductions	(1,252)
Net expenses	5,042
Net investment income (loss)	15,142

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,197
Capital gain distributions from Underlying Funds	2,414
Net realized gain (loss)	11,611
Net change in unrealized appreciation (depreciation) on investments	(7,452)
Net realized and unrealized gain (loss)	4,159
Net Increase (Decrease) in Net Assets from Operations	$19,301

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 19

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,142	$15,004
Net realized gain (loss)	11,611	8,650
Net change in unrealized appreciation (depreciation)	(7,452)	21,735
Net increase (decrease) in net assets from operations	19,301	45,389
Distributions
From net investment income
Class A	(3,543)	(2,813)
Class C	(4,440)	(3,179)
Class E	(862)	(1,002)
Class R1	(1,188)	(923)
Class R2	(1,172)	(1,134)
Class R3	(1,400)	(3,412)
Class S	(2,428)	(2,492)
From net realized gain
Class A	(267)	—
Class C	(441)	—
Class E	(68)	—
Class R1	(74)	—
Class R2	(88)	—
Class R3	(116)	—
Class S	(170)	—
Net decrease in net assets from distributions	(16,257)	(14,955)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(58,302)	(74,211)

Total Net Increase (Decrease) in Net Assets	(55,258)	(43,777)

Net Assets
Beginning of period	646,517	690,294
End of period	$591,259	$646,517
Undistributed (overdistributed) net investment income included in net assets	$171	$49

See accompanying notes which are an integral part of the financial statements.

20 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,514	$38,659	3,795	$40,569
Proceeds from reinvestment of distributions	339	3,693	249	2,627
Payments for shares redeemed	(3,635)	(39,917)	(2,436)	(26,070)
Net increase (decrease)	218	2,435	1,608	17,126
Class C
Proceeds from shares sold	6,987	76,283	7,476	79,535
Proceeds from reinvestment of distributions	441	4,775	294	3,056
Payments for shares redeemed	(7,801)	(84,914)	(5,098)	(54,252)
Net increase (decrease)	(373)	(3,856)	2,672	28,339
Class E
Proceeds from shares sold	913	10,059	1,347	14,402
Proceeds from reinvestment of distributions	83	912	94	989
Payments for shares redeemed	(2,366)	(26,053)	(1,937)	(20,894)
Net increase (decrease)	(1,370)	(15,082)	(496)	(5,503)
Class R1
Proceeds from shares sold	2,233	24,625	2,072	22,339
Proceeds from reinvestment of distributions	115	1,262	86	911
Payments for shares redeemed	(2,138)	(23,609)	(1,255)	(13,559)
Net increase (decrease)	210	2,278	903	9,691
Class R2
Proceeds from shares sold	1,700	18,716	1,779	18,981
Proceeds from reinvestment of distributions	116	1,260	107	1,134
Payments for shares redeemed	(2,633)	(28,845)	(1,700)	(18,246)
Net increase (decrease)	(817)	(8,869)	186	1,869
Class R3
Proceeds from shares sold	1,020	11,270	2,048	22,012
Proceeds from reinvestment of distributions	138	1,516	323	3,412
Payments for shares redeemed	(3,126)	(34,498)	(13,943)	(150,129)
Net increase (decrease)	(1,968)	(21,712)	(11,572)	(124,705)
Class S
Proceeds from shares sold	4,804	52,939	3,910	41,931
Proceeds from reinvestment of distributions	230	2,517	222	2,348
Payments for shares redeemed	(6,241)	(68,952)	(4,209)	(45,307)
Net increase (decrease)	(1,207)	(13,496)	(77)	(1,028)
Total increase (decrease)	(5,307)	$(58,302)	(6,776)	$(74,211)

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 21

Russell Investment Company
Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	11.02	.28	.08	.36	(.27)	(.02)
October 31, 2012	10.53	.24	.50	.74	(.25)	—
October 31, 2011	10.71	.39	(.19)	.20	(.38)	—
October 31, 2010	9.79	.28	.93	1.21	(.29)	—
October 31, 2009	8.79	.35	1.11	1.46	(.41)	(.05)

Class C
October 31, 2013	10.94	.19	.09	.28	(.21)	(.02)
October 31, 2012	10.46	.16	.49	.65	(.17)	—
October 31, 2011	10.64	.31	(.17)	.14	(.32)	—
October 31, 2010	9.75	.20	.90	1.10	(.21)	—
October 31, 2009	8.75	.28	1.12	1.40	(.35)	(.05)

Class E
October 31, 2013	11.05	.30	.07	.37	(.27)	(.02)
October 31, 2012	10.56	.25	.49	.74	(.25)	—
October 31, 2011	10.73	.47	(.26)	.21	(.38)	—
October 31, 2010	9.82	.28	.92	1.20	(.29)	—
October 31, 2009	8.81	.35	1.12	1.47	(.41)	(.05)

Class R1
October 31, 2013	11.08	.31	.10	.41	(.32)	(.02)
October 31, 2012	10.59	.28	.51	.79	(.30)	—
October 31, 2011	10.76	.40	(.14)	.26	(.43)	—
October 31, 2010	9.85	.29	.93	1.22	(.31)	—
October 31, 2009	8.83	.36	1.15	1.51	(.44)	(.05)

Class R2
October 31, 2013	11.03	.32	.06	.38	(.29)	(.02)
October 31, 2012	10.54	.27	.49	.76	(.27)	—
October 31, 2011	10.72	.30	(.07)	.23	(.41)	—
October 31, 2010	9.81	.28	.92	1.20	(.29)	—
October 31, 2009	8.80	.35	1.12	1.47	(.41)	(.05)

Class R3
October 31, 2013	11.09	.30	.06	.36	(.26)	(.02)
October 31, 2012	10.60	.28	.44	.72	(.23)	—
October 31, 2011	10.77	.41	(.20)	.21	(.38)	—
October 31, 2010	9.85	.26	.92	1.18	(.26)	—
October 31, 2009	8.84	.33	1.12	1.45	(.39)	(.05)

Class S
October 31, 2013	11.09	.31	.08	.39	(.30)	(.02)
October 31, 2012	10.60	.28	.49	.77	(.28)	—
October 31, 2011	10.77	.44	(.20)	.24	(.41)	—
October 31, 2010	9.85	.30	.93	1.23	(.31)	—
October 31, 2009	8.84	.38	1.11	1.49	(.43)	(.05)

See accompanying notes which are an integral part of the financial statements.
22 Conservative Strategy Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	(b)(e)	Turnover Rate

(.29)	11.09	3.35	136,433.73		.57	2.55	21
(.25)	11.02	7.15	133,172.72		.56	2.28	22
(.38)	10.53	1.98	110,375.74		.55	3.55	19
(.29)	10.71	12.55	103,561.73		.54	2.74	38
(.46)	9.79	17.41	74,240.73		.50	3.93	17

(.23)	10.99	2.61	227,048	1.48	1.32	1.76	21
(.17)	10.94	6.28	230,038	1.47	1.31	1.51	22
(.32)	10.46	1.33	191,953	1.49	1.30	2.83	19
(.21)	10.64	11.48	174,211	1.48	1.29	1.95	38
(.40)	9.75	16.66	116,776	1.48	1.25	3.16	17

(.29)	11.13	3.40	24,180.74		.57	2.75	21
(.25)	11.05	7.11	39,156.72		.56	2.32	22
(.38)	10.56	2.01	42,668.74		.55	4.21	19
(.29)	10.73	12.39	89,672.72		.54	2.77	38
(.46)	9.82	17.48	77,702.73		.50	3.92	17

(.34)	11.15	3.79	43,145.48		.17	2.81	21
(.30)	11.08	7.57	40,536.47		.14	2.59	22
(.43)	10.59	2.51	29,187.49		.12	3.66	19
(.31)	10.76	12.64	18,008.48		.27	2.83	38
(.49)	9.85	17.85	7,662.48		.25	4.02	17

(.31)	11.10	3.51	35,427.73		.42	2.95	21
(.27)	11.03	7.32	44,214.72		.39	2.51	22
(.41)	10.54	2.19	40,304.74		.37	2.74	19
(.29)	10.72	12.43	8,458.73		.52	2.69	38
(.46)	9.81	17.44	4,571.74		.50	3.97	17

(.28)	11.17	3.30	42,335.98		.67	2.76	21
(.23)	11.09	6.91	63,878.98		.64	2.60	22
(.38)	10.60	1.99	183,681.99		.62	3.66	19
(.26)	10.77	12.18	209,751.97		.77	2.52	38
(.44)	9.85	17.13	175,502.98		.75	3.68	17

(.32)	11.16	3.59	82,691.48		.32	2.82	21
(.28)	11.09	7.37	95,523.47		.31	2.61	22
(.41)	10.60	2.32	92,126.49		.30	4.00	19
(.31)	10.77	12.73	93,182.47		.29	2.93	38
(.48)	9.85	17.71	67,653.48		.25	4.18	17

See accompanying notes which are an integral part of the financial statements.
Conservative Strategy Fund 23

Russell Investment Company Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Moderate Strategy Fund - Class A‡			Moderate Strategy Fund - Class R3‡‡‡‡
	Total Return			Total Return
1 Year	1.13%		1 Year	7.01%
5 Years	8.56	%§	5 Years	9.67	%§
10 Years	4.63	%§	10 Years	5.02	%§

Moderate Strategy Fund - Class C			Moderate Strategy Fund - Class S
	Total Return			Total Return
1 Year	6.42%		1 Year	7.41%
5 Years	9.04	%§	5 Years	10.12	%§
10 Years	4.46	%§	10 Years	5.50	%§

Moderate Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index **
	Total Return			Total Return
1 Year	7.21%		1 Year	(1.08)%
5 Years	9.84	%§	5 Years	6.09	%§
10 Years	5.24	%§	10 Years	4.78	%§

Moderate Strategy Fund - Class R1‡‡			Russell 1000® Index ***
	Total Return			Total Return
1 Year	7.57%		1 Year	28.40%
5 Years	10.24	%§	5 Years	15.84	%§
10 Years	5.48	%§	10 Years	7.83	%§

Moderate Strategy Fund - Class R2‡‡‡
	Total Return
1 Year	7.31%
5 Years	9.97	%§
10 Years	5.30	%§

24 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	of the Fund’s positive benchmark relative performance, as fixed
invests in other Russell Investment Company mutual funds (the	income markets finished slightly negative, down 1.08% as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Barclays U.S. Aggregate Bond Index.
manager approach whereby portions of the Underlying Funds	Global REITs and listed infrastructure (represented by the FTSE/
are allocated to different money managers. Underlying Fund	EPRA NAREIT Developed Index and S&P Global Infrastructure
assets not allocated to money managers are managed by Russell	Index) finished the fiscal year up 12.38% and 14.30%,
Investment Management Company (“RIMCo”), the Fund’s and	respectively. These assets classes also outperformed fixed income
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	markets, which was beneficial given the Fund’s allocation to
advisor, may change the allocation of the Underlying Funds’	the Russell Global Real Estate Securities and Russell Global
assets among money managers at any time. An exemptive order	Infrastructure Funds. Commodities continued their bear market
from the Securities and Exchange Commission (“SEC”) permits	run for the fiscal year, as the market lost 12.21% (as represented
RIMCo to engage or terminate a money manager in an Underlying	by the Dow Jones UBS Commodity Index Total Return) and largely
Fund at any time, subject to approval by the Underlying Fund’s	underperformed broader equity and fixed income markets. As a
Board, without a shareholder vote. Pursuant to the terms of the	result, the Fund’s allocation to the Russell Commodity Strategies
exemptive order, an Underlying Fund is required to notify its	Fund negatively impacted Fund performance.
shareholders within 90 days of when a money manager begins
providing services.	In fixed income, macroeconomic themes were large drivers of
bond market performance. In particular, speculation around the
What is the Fund’s investment objective?	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
The Fund seeks to provide high current income and moderate	drove fixed income volatility as U.S. Treasury rates rose and
long term capital appreciation.	subsequently fell on the back of Fed announcements. Overall, exposure to other asset classes in addition to fixed income
How did the Fund perform relative to its benchmark for the	benefited the Fund’s benchmark relative performance.
fiscal year ended October 31, 2013?
For the fiscal year ended October 31, 2013, the Moderate Strategy	How did the investment strategies and techniques employed
Fund’s Class A, Class C, Class E, Class R1, Class R2, Class	by the Fund and the Underlying Funds affect the Fund’s
R3 and Class S Shares gained 7.26%, 6.42%, 7.21%, 7.57%,	performance?
7.31%, 7.01% and 7.41%, respectively. This is compared to the	The Fund is a fund of funds and its performance is based on
Fund’s primary benchmark, the Barclays U.S. Aggregate Bond	RIMCo’s strategic asset allocations and the performance of the
Index, which lost 1.08% during the same period. The Fund’s	Underlying Funds in which the Fund invests.
performance includes operating expenses, whereas index returns	The Fund’s strategic allocation to fixed income Underlying Funds
are unmanaged and do not include expenses of any kind.	was generally positive. An allocation to the Russell Global
For the fiscal year ended October 31, 2013, the Lipper® Mixed	Opportunistic Credit Fund benefited, as this Underlying Fund
Asset Target Allocation Moderate Funds Average, a group of	outperformed the Fund’s benchmark. An allocation to the Russell
funds that Lipper considers to have investment strategies similar	Strategic Bond Fund was also beneficial, while an allocation to
to those of the Fund, gained 14.24%. This result serves as a peer	the Russell Investment Grade Bond Fund was slightly negative.
comparison and is expressed net of operating expenses.	Results of Underlying Fund active management were mixed. For
The Fund’s outperformance relative to the Barclays U.S. Aggregate	the Russell Strategic Bond Fund and Russell Investment Grade
Bond Index was due to the Fund’s out-of-benchmark allocation to	Bond Fund, exposure to non-agency mortgages and commercial
equities, global real estate securities, opportunistic credit, listed	mortgage backed securities and an overweight to corporate credit
infrastructure and alternative strategies, which outperformed	helped, while negative currency positioning detracted.
fixed income securities over the period.	The Fund’s strategic allocation to the Russell International
Developed Market Fund, Russell Global Equity Fund and Russell
How did the market conditions described in the Market	Emerging Markets Fund benefited the Fund’s benchmark relative
Summary report affect the Fund’s performance?	performance, as each outperformed the Fund’s benchmark.
It was a strong equity market environment for the fiscal year	From an active management standpoint, performance of these
ending October 31, 2013. Global equities were led by the U.S., as	Underlying Funds was mixed. The Russell International
U.S. equities were up 28.99% as measured by the Russell 3000®
Developed Markets Fund underperformed the broad non-U.S.
Index. International equities were also up 25.10% as measured	equity market as represented by the Russell Developed ex-U.S.
by the Russell Developed ex-U.S. Large Cap Index. The general	Large Cap Index Net, while the Russell Global Equity Fund
outperformance of equities over fixed income was a large driver	outperformed the broad global equity market as represented

Moderate Strategy Fund 25

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

by the Russell Developed Large Cap Index Net. The Russell	below the target strategic allocation and a 1.75% overweight to
Emerging Markets Fund underperformed its Russell Emerging	the Russell U.S. Core Equity Fund given RIMCo’s perception
Markets Net Index. Exposure to emerging markets detracted from	of continued economic concerns over Europe and the Federal
performance of the Russell International Developed Market Fund	Reserve’s continuation of economic stimulation in the U.S.
against its respective benchmark, while positive stock selection	On February 1, 2013, the Fund tilted 1.00% away from the
within the U.S. and Europe benefited the Russell Global Equity	Russell Investment Grade Bond Fund and 0.50% towards the
Fund’s performance against its benchmark.	Russell Emerging Markets Fund to express a positive equity
The Fund’s strategic allocation to U.S. large cap and small cap	outlook over fixed income for the 2013 calendar year.
Underlying Funds benefited the Fund’s benchmark relative	On June 18, 2013, the Fund tilted 0.75% away from the Russell
performance, as broad U.S. equities outperformed core fixed	Commodity Strategies Fund and 0.75% towards the Russell
income for the period. However, each of the large cap U.S.	Global Infrastructure Fund to express a negative near to medium
equity Underlying Funds underperformed its respective U.S.	term outlook for commodities and the desire to increase the
equity market segment as represented by each Fund’s primary	Fund’s equity beta exposure.
benchmark. In particular, the Russell U.S. Core Equity Fund
underperformed the Russell 1000® Index. Stock selection within	On July 5, 2013, the Fund partially removed its 1.75%
the consumer discretionary sector detracted from performance.	underweight to the Russell International Developed Markets
The Russell U.S. Small Cap Equity Fund outperformed its	Fund by 0.75% and moved 0.75% underweight to the Russell
benchmark, driven by an underweight to REITs and utility stocks.	Investment Grade Bond Fund, as the portfolio manager continued
to expect a positive equity market and a muted outlook on fixed
The Fund’s strategic allocation to alternative Underlying Funds	income for the second half of 2013.
had positive effects on performance. The Fund’s allocations to
the Russell Global Real Estate Securities Fund, Russell Global	On October 7, 2013, the Fund tilted 0.75% away from the
Infrastructure Fund and the Russell Multi-Strategy Alternative	Russell Global Real Estate Securities Fund and 1.00% away
Fund were positive as these Underlying Funds outperformed the	from the Russell U.S. Core Equity Fund, while increasing the
Fund’s benchmark. The Fund’s strategic allocation to the Russell	Russell International Developed Markets Fund by 1.00% and
Commodity Strategies Fund detracted, as the commodities asset	the Russell Investment Grade Bond Fund by 0.75%. These tilts
class underperformed the Fund’s benchmark. From an active	were implemented to remove the negative outlook on the non-
management standpoint, performance of these Underlying Funds	U.S. developed equity markets and to move the Fund to a neutral
was generally positive. The Russell Global Infrastructure Fund	equity and fixed income weight. The underweight to the Russell
and Russell Multi-Strategy Alternative Fund all outperformed	Global Real Estate Securities Fund was taken to mitigate the
their respective asset class benchmark. In particular, positive	Fund’s exposure in this interest rate sensitive asset class, given
performance for the Russell Global Infrastructure Fund was driven	potential for rising interest rates in the near term.
by an underweight to electric utilities and out-of-benchmark	On October 9, 2013, the Fund tilted 1.00% away from the Russell
exposure to construction and engineering securities.	U.S. Small Cap Equity Fund and 1.00% towards the Russell
Investment Grade Bond Fund, bringing it back to policy weight.
Describe any changes to the Fund’s structure or allocation	This tilt was driven by a more cautious outlook on equity markets
to the Underlying Funds.	for the remainder of the fiscal year, particularly small cap equities,
RIMCo has discretion to modify the target strategic asset	which performed strongly over the fiscal year.
allocation of the Fund by up to +/- 3% at the equities, fixed
income or alternative category level based on RIMCo’s assessment	The views expressed in this report reflect those of the
of relative market valuation of the asset classes represented by	portfolio managers only through the end of the period
each Underlying Fund. Performance of the Fund’s short-term	covered by the report. These views do not necessarily
asset allocation modifications ended the fiscal year modestly	represent the views of RIMCo or any other person in RIMCo
positive. This was driven by beneficial tilts away from target	or any other affiliated organization. These views are subject
strategic allocations, including increased U.S. equity versus non-	to change at any time based upon market conditions or
U.S. equity positioning relative to target strategic allocations, and	other events, and RIMCo disclaims any responsibility to
increased equity versus fixed income positioning relative to target	update the views contained herein. These views should not
strategic allocations.	be relied on as investment advice and, because investment
Entering the fiscal year, the Fund maintained its underweight	decisions for a Russell Investment Company (“RIC”) Fund
to the Russell International Developed Markets Fund at 1.75%	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

26 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

* Assumes initial investment on November 1, 2003.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Moderate Strategy Fund 27

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,013.20	$1,022.33
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$2.89	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,009.50	$1,018.55
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$6.69	$6.72
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.32%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,013.80	$1,022.33
	Expenses Paid During Period*	$2.89	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

28 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2013	$1,015.20	$1,024.35	October 31, 2013	$1,014.40	$1,023.59
Expenses Paid During Period*	$0.86	$0.87	Expenses Paid During Period*	$1.62	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half year			account value over the period, multiplied by 184/365 (to reflect the one-half year
period). May reflect amounts waived, reimbursed and/or other credits. Without			period). May reflect amounts waived, reimbursed and/or other credits. Without
any waivers, reimbursements and/or other credits, expenses would have been			any waivers, reimbursements and/or other credits, expenses would have been
higher.			higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,013.90	$1,023.09
Expenses Paid During Period*	$2.13	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,011.80	$1,021.83
Expenses Paid During Period*	$3.40	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Moderate Strategy Fund 29

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 58.1%
Other Russell Investment			Russell Global Opportunistic Credit Fund	1,861,821	19,028
Company Series Mutual Funds -			Russell Investment Grade Bond Fund	8,684,673	190,281
Class Y Shares			Russell Strategic Bond Fund	31,394,156	342,824

Alternative Funds - 11.1%					552,133
Russell Commodity Strategies Fund	2,473,980	20,831	International Equities - 19.0%
Russell Global Infrastructure Fund	2,888,787	35,647	Russell Emerging Markets Fund	1,725,559	33,027
Russell Global Real Estate Securities			Russell Global Equity Fund	6,416,270	71,477
Fund	513,480	21,130	Russell International Developed Markets
Russell Multi-Strategy Alternative Fund	2,777,427	28,330	Fund	2,090,453	76,114
		105,938			180,618

Domestic Equities - 11.8%
Russell U.S. Core Equity Fund	1,193,346	45,419	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	958,181	38,385	(identified cost $823,458)		950,421
Russell U.S. Dynamic Equity Fund	1,517,923	19,065
Russell U.S. Small Cap Equity Fund	263,937	8,863	Other Assets and Liabilities,
		111,732	Net - (0.0%)		(255)

			Net Assets - 100.0%		950,166

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	11.1
Domestic Equities	11.8
Fixed Income	58.1
International Equities	19.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

30 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$823,458
Investments, at fair value	950,421
Receivables:
Investments sold	589
Fund shares sold	820
Total assets	951,830
Liabilities
Payables:
Fund shares redeemed	965
Accrued fees to affiliates	633
Other accrued expenses	66
Total liabilities	1,664
Net Assets	$950,166
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$218
Accumulated net realized gain (loss)	(28,178)
Unrealized appreciation (depreciation) on investments	126,963
Shares of beneficial interest	821
Additional paid-in capital	850,342
Net Assets	$950,166
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.59
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.30
Class A — Net assets	$235,683,704
Class A — Shares outstanding ($.01 par value)	20,342,879
Net asset value per share: Class C(#)	$11.49
Class C — Net assets	$318,120,008
Class C — Shares outstanding ($.01 par value)	27,689,721
Net asset value per share: Class E(#)	$11.61
Class E — Net assets	$47,129,354
Class E — Shares outstanding ($.01 par value)	4,061,120
Net asset value per share: Class R1(#)	$11.63
Class R1 — Net assets	$69,273,614
Class R1 — Shares outstanding ($.01 par value)	5,954,760
Net asset value per share: Class R2(#)	$11.60
Class R2 — Net assets	$67,330,379
Class R2 — Shares outstanding ($.01 par value)	5,805,313
Net asset value per share: Class R3(#)	$11.64
Class R3 — Net assets	$57,788,406
Class R3 — Shares outstanding ($.01 par value)	4,963,335
Net asset value per share: Class S(#)	$11.63
Class S — Net assets	$154,840,476
Class S — Shares outstanding ($.01 par value)	13,315,246
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 31

Russell Investment Company
Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$29,438

Expenses
Advisory fees	1,985
Administrative fees	477
Custodian fees	33
Distribution fees - Class A	590
Distribution fees - Class C	2,436
Distribution fees - Class R3	178
Transfer agent fees - Class A	472
Transfer agent fees - Class C	650
Transfer agent fees - Class E	131
Transfer agent fees - Class R1	138
Transfer agent fees - Class R2	139
Transfer agent fees - Class R3	142
Transfer agent fees - Class S	313
Professional fees	50
Registration fees	74
Shareholder servicing fees - Class C	812
Shareholder servicing fees - Class E	164
Shareholder servicing fees - Class R2	174
Shareholder servicing fees - Class R3	178
Trustees’ fees	26
Printing fees	43
Miscellaneous	20
Expenses before reductions	9,225
Expense reductions	(1,833)
Net expenses	7,392
Net investment income (loss)	22,046

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	24,138
Capital gain distributions from Underlying Funds	3,074
Net realized gain (loss)	27,212
Net change in unrealized appreciation (depreciation) on investments	17,060
Net realized and unrealized gain (loss)	44,272
Net Increase (Decrease) in Net Assets from Operations	$66,318

See accompanying notes which are an integral part of the financial statements.

32 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,046	$22,639
Net realized gain (loss)	27,212	7,560
Net change in unrealized appreciation (depreciation)	17,060	45,487
Net increase (decrease) in net assets from operations	66,318	75,686
Distributions
From net investment income
Class A	(5,368)	(4,870)
Class C	(5,597)	(4,438)
Class E	(1,625)	(1,878)
Class R1	(1,818)	(1,363)
Class R2	(1,715)	(1,667)
Class R3	(1,812)	(4,575)
Class S	(3,968)	(3,773)
Net decrease in net assets from distributions	(21,903)	(22,564)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(97,378)	(125,045)

Total Net Increase (Decrease) in Net Assets	(52,963)	(71,923)

Net Assets
Beginning of period	1,003,129	1,075,052
End of period	$950,166	$1,003,129
Undistributed (overdistributed) net investment income included in net assets	$218	$75

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 33

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,981	$44,691	4,679	$50,076
Proceeds from reinvestment of distributions	480	5,304	427	4,464
Payments for shares redeemed	(5,128)	(57,660)	(3,816)	(40,865)
Net increase (decrease)	(667)	(7,665)	1,290	13,675
Class C
Proceeds from shares sold	6,652	74,250	6,794	72,286
Proceeds from reinvestment of distributions	504	5,520	419	4,288
Payments for shares redeemed	(8,065)	(90,126)	(6,195)	(65,888)
Net increase (decrease)	(909)	(10,356)	1,018	10,686
Class E
Proceeds from shares sold	1,449	16,283	3,409	35,937
Proceeds from reinvestment of distributions	146	1,611	177	1,855
Payments for shares redeemed	(4,235)	(47,719)	(3,803)	(41,022)
Net increase (decrease)	(2,640)	(29,825)	(217)	(3,230)
Class R1
Proceeds from shares sold	2,534	28,553	3,036	32,652
Proceeds from reinvestment of distributions	164	1,818	129	1,363
Payments for shares redeemed	(2,759)	(31,147)	(1,365)	(14,766)
Net increase (decrease)	(61)	(776)	1,800	19,249
Class R2
Proceeds from shares sold	1,875	21,116	2,699	28,704
Proceeds from reinvestment of distributions	155	1,715	159	1,667
Payments for shares redeemed	(2,817)	(31,704)	(2,025)	(21,790)
Net increase (decrease)	(787)	(8,873)	833	8,581
Class R3
Proceeds from shares sold	1,281	14,486	2,717	29,215
Proceeds from reinvestment of distributions	163	1,812	438	4,575
Payments for shares redeemed	(4,284)	(48,372)	(18,905)	(202,242)
Net increase (decrease)	(2,840)	(32,074)	(15,750)	(168,452)
Class S
Proceeds from shares sold	5,238	59,110	4,614	49,573
Proceeds from reinvestment of distributions	354	3,918	351	3,692
Payments for shares redeemed	(6,273)	(70,837)	(5,485)	(58,819)
Net increase (decrease)	(681)	(7,809)	(520)	(5,554)
Total increase (decrease)	(8,585)	$(97,378)	(11,546)	$(125,045)

See accompanying notes which are an integral part of the financial statements.

34 Moderate Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	11.06	.26	.53	.79	(.26)	—
October 31, 2012	10.51	.24	.55	.79	(.24)	—
October 31, 2011	10.68	.38	(.18)	.20	(.37)	—
October 31, 2010	9.55	.25	1.14	1.39	(.26)	—
October 31, 2009	8.53	.28	1.21	1.49	(.36)	(.11)

Class C
October 31, 2013	10.99	.18	.52	.70	(.20)	—
October 31, 2012	10.44	.16	.55	.71	(.16)	—
October 31, 2011	10.62	.28	(.15)	.13	(.31)	—
October 31, 2010	9.50	.17	1.13	1.30	(.18)	—
October 31, 2009	8.49	.22	1.19	1.41	(.29)	(.11)

Class E
October 31, 2013	11.08	.29	.50	.79	(.26)	—
October 31, 2012	10.52	.23	.57	.80	(.24)	—
October 31, 2011	10.68	.45	(.24)	.21	(.37)	—
October 31, 2010	9.55	.26	1.13	1.39	(.26)	—
October 31, 2009	8.54	.28	1.20	1.48	(.36)	(.11)

Class R1
October 31, 2013	11.11	.31	.51	.82	(.30)	—
October 31, 2012	10.56	.27	.57	.84	(.29)	—
October 31, 2011	10.72	.38	(.12)	.26	(.42)	—
October 31, 2010	9.59	.27	1.14	1.41	(.28)	—
October 31, 2009	8.56	.29	1.23	1.52	(.38)	(.11

Class R2
October 31, 2013	11.08	.29	.51	.80	(.28)	—
October 31, 2012	10.52	.26	.56	.82	(.26)	—
October 31, 2011	10.69	.23	(h)	.23	(.40)	—
October 31, 2010	9.56	.25	1.14	1.39	(.26)	—
October 31, 2009	8.53	.29	1.20	1.49	(.35)	(.11)

Class R3
October 31, 2013	11.12	.30	.47	.77	(.25)	—
October 31, 2012	10.56	.27	.51	.78	(.22)	—
October 31, 2011	10.72	.38	(.17)	.21	(.37)	—
October 31, 2010	9.59	.23	1.13	1.36	(.23)	—
October 31, 2009	8.56	.26	1.21	1.47	(.33)	(.11)

Class S
October 31, 2013	11.11	.30	.51	.81	(.29)	—
October 31, 2012	10.55	.27	.56	.83	(.27)	—
October 31, 2011	10.72	.37	(.14)	.23	(.40)	—
October 31, 2010	9.58	.28	1.14	1.42	(.28)	—
October 31, 2009	8.56	.30	1.21	1.51	(.38)	(.11)

See accompanying notes which are an integral part of the financial statements.
36 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.26)	11.59	7.22	235,684.72		.57	2.35	13
(.24)	11.06	7.67	232,467.71		.56	2.21	23
(.37)	10.51	1.95	207,292.73		.55	3.53	15
(.26)	10.68	14.75	220,380.71		.54	2.51	48
(.47)	9.55	18.43	182,901.72		.51	3.34	17

(.20)	11.49	6.42	318,120	1.47	1.32	1.60	13
(.16)	10.99	6.91	314,391	1.46	1.31	1.48	23
(.31)	10.44	1.20	288,055	1.48	1.30	2.66	15
(.18)	10.62	13.87	270,529	1.46	1.29	1.74	48
(.40)	9.50	17.54	221,669	1.46	1.26	2.59	17

(.26	11.61	7.17	47,129.72		.57	2.56	13
(.24	11.08	7.75	74,240.71		.56	2.14	23
(.37	10.52	2.00	72,800.73		.55	4.21	15
(.26	10.68	14.74	155,540.71		.54	2.54	48
(.47	9.55	18.28	150,712.72		.51	3.36	17

(.30)	11.63	7.57	69,274.47		.17	2.71	13
(.29)	11.11	8.10	66,823.46		.14	2.48	23
(.42)	10.56	2.49	44,486.48		.12	3.55	15
(.28)	10.72	14.97	28,704.47		.27	2.64	48
(.49)	9.59	18.79	14,348.46		.26	3.28	17

(.28)	11.60	7.31	67,330.72		.42	2.56	13
(.26)	11.08	7.95	73,019.71		.39	2.38	23
(.40)	10.52	2.17	60,610.73		.37	2.14	15
(.26)	10.69	14.74	7,221.71		.52	2.50	48
(.46)	9.56	18.42	5,738.72		.51	3.51	17

(.25)	11.64	7.01	57,788.97		.67	2.63	13
(.22)	11.12	7.55	86,756.97		.64	2.56	23
(.37)	10.56	1.97	248,661.98		.62	3.51	15
(.23)	10.72	14.39	288,375.96		.77	2.32	48
(.44)	9.59	18.19	276,878.97		.76	3.09	17

(.29)	11.63	7.41	154,841.47		.32	2.63	13
(.27)	11.11	8.02	155,433.46		.31	2.52	23
(.40)	10.55	2.21	153,148.48		.30	3.49	15
(.28)	10.72	15.09	126,620.46		.29	2.77	48
(.49)	9.58	18.65	117,448.47		.26	3.54	17

See accompanying notes which are an integral part of the financial statements.
Moderate Strategy Fund 37

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Balanced Strategy Fund - Class A‡			Balanced Strategy Fund - Class R3‡‡‡‡
	Total Return			Total Return
1 Year	5.98%		1 Year	12.32%
5 Years	9.69	%§	5 Years	10.82	%§
10 Years	5.41	%§	10 Years	5.83	%§

Balanced Strategy Fund - Class C			Balanced Strategy Fund - Class S
	Total Return			Total Return
1 Year	11.60%		1 Year	12.77%
5 Years	10.16	%§	5 Years	11.28	%§
10 Years	5.25	%§	10 Years	6.31	%§

Balanced Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index **
	Total Return			Total Return
1 Year	12.50%		1 Year	(1.08)%
5 Years	11.00	%§	5 Years	6.09	%§
10 Years	6.04	%§	10 Years	4.78	%§

Balanced Strategy Fund - Class R1‡‡			Russell 1000® Index ***
	Total Return			Total Return
1 Year	13.00%		1 Year	28.40%
5 Years	11.39	%§	5 Years	15.84	%§
10 Years	6.36	%§	10 Years	7.83	%§

Balanced Strategy Fund - Class R2‡‡‡			Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return			Total Return
1 Year	12.67%		1 Year	25.10%
5 Years	11.12	%§	5 Years	12.46	%§
10 Years	6.09	%§	10 Years	8.13	%§

38 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	of the Fund’s positive benchmark relative performance, as fixed
invests in other Russell Investment Company mutual funds (the	income markets finished slightly negative, down 1.08% as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Barclays U.S. Aggregate Bond Index.
manager approach whereby portions of the Underlying Funds	Global REITs and listed infrastructure (represented by the FTSE/
are allocated to different money managers. Underlying Fund	EPRA NAREIT Developed Index and S&P Global Infrastructure
assets not allocated to money managers are managed by Russell	Index) finished the fiscal year up 12.38% and 14.30%,
Investment Management Company (“RIMCo”), the Fund’s and	respectively. These assets classes also outperformed fixed income
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	markets, which was beneficial given the Fund’s allocation to
advisor, may change the allocation of the Underlying Funds’	the Russell Global Real Estate Securities and Russell Global
assets among money managers at any time. An exemptive order	Infrastructure Funds. Commodities continued their bear market
from the Securities and Exchange Commission (“SEC”) permits	run for the fiscal year, as the market lost 12.21% (as represented
RIMCo to engage or terminate a money manager in an Underlying	by the Dow Jones UBS Commodity Index Total Return) and largely
Fund at any time, subject to approval by the Underlying Fund’s	underperformed broader equity and fixed income markets. As a
Board, without a shareholder vote. Pursuant to the terms of the	result, the Fund’s allocation to the Russell Commodity Strategies
exemptive order, an Underlying Fund is required to notify its	Fund negatively impacted Fund performance.
shareholders within 90 days of when a money manager begins
providing services.	In fixed income, macroeconomic themes were large drivers of
bond market performance. In particular, speculation around the
What is the Fund’s investment objective?	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
The Fund seeks to provide above average capital appreciation	drove fixed income volatility as U.S. Treasury rates rose and
and a moderate level of current income.	subsequently fell on the back of Fed announcements. Overall, exposure to other asset classes in addition to fixed income
How did the Fund perform relative to its benchmark for the	benefited the Fund’s benchmark relative performance.
fiscal year ended October 31, 2013?
For the fiscal year ended October 31, 2013, the Balanced Strategy	How did the investment strategies and techniques employed
Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3	by the Fund and the Underlying Funds affect the Fund’s
and Class S Shares gained 12.47%, 11.60%, 12.50%, 13.00%,	performance?
12.67%, 12.32% and 12.77%, respectively. This is compared	The Fund is a fund of funds and its performance is based on
to the Fund’s primary benchmark, the Barclays U.S. Aggregate	RIMCo’s strategic asset allocations and the performance of the
Bond Index, which lost 1.08% during the same period. The	Underlying Funds in which the Fund invests.
Fund’s performance includes operating expenses, whereas index	The Fund’s strategic allocation to fixed income Underlying Funds
returns are unmanaged and do not include expenses of any kind.	was generally positive. An allocation to the Russell Global
For the fiscal year ended October 31, 2013, the Lipper® Mixed	Opportunistic Credit Fund benefited, as this Underlying Fund
Asset Target Allocation Moderate Funds Average, a group of	outperformed the Fund’s benchmark. An allocation to the Russell
funds that Lipper considers to have investment strategies similar	Strategic Bond Fund was also beneficial. Results of Underlying
to those of the Fund, gained 14.24%. This result serves as a peer	Fund active management were mixed. For the Russell Strategic
comparison and is expressed net of operating expenses.	Bond Fund, exposure to non-agency mortgages and commercial
The Fund’s outperformance relative to the Barclays U.S. Aggregate	mortgage backed securities and an overweight to corporate credit
Bond Index was due to the Fund’s out-of-benchmark allocation to	helped, while negative currency positioning detracted.
equities, global real estate securities, opportunistic credit, listed	The Fund’s strategic allocation to the Russell International
infrastructure and alternative strategies, which outperformed	Developed Market Fund, Russell Global Equity Fund and Russell
fixed income securities over the period.	Emerging Markets Fund benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark.
How did the market conditions described in the Market	From an active management standpoint, performance of these
Summary report affect the Fund’s performance?	Underlying Funds was mixed. The Russell International
It was a strong equity market environment for the fiscal year	Developed Markets Fund underperformed the broad non-U.S.
ending October 31, 2013. Global equities were led by the U.S., as	equity market as represented by the Russell Developed ex-U.S.
U.S. equities were up 28.99% as measured by the Russell 3000®
Large Cap Index Net, while the Russell Global Equity Fund
Index. International equities were also up 25.10% as measured	outperformed the broad global equity market as represented
by the Russell Developed ex-U.S. Large Cap Index. The general	by the Russell Developed Large Cap Index Net. The Russell
outperformance of equities over fixed income was a large driver	Emerging Markets Fund underperformed its Russell Emerging

Balanced Strategy Fund 39

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Markets Net Index. Exposure to emerging markets detracted from	the Russell U.S. Core Equity Fund given RIMCo’s perception
performance of the Russell International Developed Market Fund	of continued economic concerns over Europe and the Federal
against its respective benchmark, while positive stock selection	Reserve’s continuation of economic stimulation in the U.S.
within the U.S. and Europe benefited the Russell Global Equity	On February 1, 2013, the Fund tilted 1.00% away from the
Fund’s performance against its benchmark.	Russell Strategic Bond Fund and 1.00% towards the Russell
The Fund’s strategic allocation to U.S. large cap and small cap	Emerging Markets Fund to express a positive equity outlook over
Underlying Funds benefited the Fund’s benchmark relative	fixed income for the 2013 calendar year.
performance, as broad U.S. equities outperformed core fixed	On June 18, 2013, the Fund tilted 1.00% away from the Russell
income for the period. However, each of the large cap U.S.	Commodity Strategies Fund and 1.00% towards the Russell
equity Underlying Funds underperformed its respective U.S.	Global Infrastructure Fund to express a negative near to medium
equity market segment as represented by each Fund’s primary	term outlook for commodities and the desire to increase the
benchmark. In particular, the Russell U.S. Core Equity Fund	Fund’s equity beta exposure.
underperformed the Russell 1000® Index. Stock selection within
the consumer discretionary sector detracted from performance.	On July 5, 2013, the Fund partially removed its 2.00% underweight
The Russell U.S. Small Cap Equity Fund outperformed its	to the Russell International Developed Markets Fund by 1.00%
benchmark, driven by an underweight to REITs and utility stocks.	and moved 1.00% underweight to the Russell Strategic Bond
Fund, as the portfolio manager continued to expect a positive
The Fund’s strategic allocation to alternative Underlying Funds	equity market and a muted outlook on fixed income for the second
had positive effects on performance. The Fund’s allocations to	half of 2013.
the Russell Global Real Estate Securities Fund, Russell Global
Infrastructure Fund and the Russell Multi-Strategy Alternative	On October 7, 2013, the Fund tilted 1.00% away from the Russell
Fund were positive as these Underlying Funds outperformed the	Global Real Estate Securities Fund and 1.00% away from the
Fund’s benchmark. The Fund’s strategic allocation to the Russell	Russell U.S. Core Equity Fund, while increasing the Russell
Commodity Strategies Fund detracted, as the commodities asset	International Developed Markets Fund by 1.00% and the Russell
class underperformed the Fund’s benchmark. From an active	Strategic Bond Fund by 1.00%. These tilts were implemented to
management standpoint, performance of these Underlying Funds	remove the negative outlook on the non-U.S. developed equity
was generally positive. The Russell Global Infrastructure Fund	markets and to move the Fund to a neutral equity and fixed
and Russell Multi-Strategy Alternative Fund all outperformed	income weight. The underweight to the Russell Global Real
their respective asset class benchmark. In particular, positive	Estate Securities Fund was taken to mitigate the Fund’s exposure
performance for the Russell Global Infrastructure Fund was driven	in this interest rate sensitive asset class, given potential for rising
by an underweight to electric utilities and out-of-benchmark	interest rates in the near term.
exposure to construction and engineering securities.	On October 9, 2013, the Fund tilted 1.00% away from the Russell
U.S. Small Cap Equity Fund and 1.00% towards the Russell
Describe any changes to the Fund’s structure or allocation	Strategic Bond Fund, bringing it back to policy weight. This tilt
to the Underlying Funds.	was driven by a more cautious outlook on equity markets for the
RIMCo has discretion to modify the target strategic asset	remainder of the fiscal year, particularly small cap equities, which
allocation of the Fund by up to +/- 3% at the equities, fixed	performed strongly over the fiscal year.
income or alternative category level based on RIMCo’s assessment
of relative market valuation of the asset classes represented by	The views expressed in this report reflect those of the
each Underlying Fund. Performance of the Fund’s short-term	portfolio managers only through the end of the period
asset allocation modifications ended the fiscal year modestly	covered by the report. These views do not necessarily
positive. This was driven by beneficial tilts away from target	represent the views of RIMCo or any other person in RIMCo
strategic allocations, including increased U.S. equity versus non-	or any other affiliated organization. These views are subject
U.S. equity positioning relative to target strategic allocations, and	to change at any time based upon market conditions or
increased equity versus fixed income positioning relative to target	other events, and RIMCo disclaims any responsibility to
strategic allocations.	update the views contained herein. These views should not
Entering the fiscal year, the Fund maintained its underweight	be relied on as investment advice and, because investment
to the Russell International Developed Markets Fund at 2.00%	decisions for a Russell Investment Company (“RIC”) Fund
below the target strategic allocation and a 2.00% overweight to	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

40 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

* Assumes initial investment on November 1, 2003.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds,investment-grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Strategy Fund 41

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,039.90	$1,022.33
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$2.93	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,035.60	$1,018.55
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$6.77	$6.72
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.32%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,039.60	$1,022.33
	Expenses Paid During Period*	$2.93	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

42 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2013	$1,042.30	$1,024.35	October 31, 2013	$1,041.00	$1,023.59
Expenses Paid During Period*	$0.88	$0.87	Expenses Paid During Period*	$1.65	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half year			account value over the period, multiplied by 184/365 (to reflect the one-half year
period). May reflect amounts waived, reimbursed and/or other credits. Without			period). May reflect amounts waived, reimbursed and/or other credits. Without
any waivers, reimbursements and/or other credits, expenses would have been			any waivers, reimbursements and/or other credits, expenses would have been
higher.			higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,041.10	$1,023.09
Expenses Paid During Period*	$2.16	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,039.40	$1,021.83
Expenses Paid During Period*	$3.44	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Balanced Strategy Fund 43

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 37.9%
Other Russell Investment			Russell Global Opportunistic Credit Fund	11,437,633	116,892
Company Series Mutual Funds -			Russell Strategic Bond Fund	124,352,737	1,357,932
Class Y Shares					1,474,824

Alternative Funds - 11.7%			International Equities - 28.2%
Russell Commodity Strategies Fund	13,180,125	110,977	Russell Emerging Markets Fund	9,162,616	175,373
Russell Global Infrastructure Fund	12,699,514	156,712	Russell Global Equity Fund	33,461,707	372,763
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	1,815,209	74,696	Fund	15,079,796	549,055
Russell Multi-Strategy Alternative Fund	11,169,512	113,929			1,097,191
		456,314

Domestic Equities - 22.2%			Total Investments 100.0%
Russell U.S. Core Equity Fund	8,780,466	334,184	(identified cost $3,405,380)		3,893,736
Russell U.S. Defensive Equity Fund	4,943,874	198,052
Russell U.S. Dynamic Equity Fund	17,248,070	216,636	Other Assets and Liabilities,
Russell U.S. Small Cap Equity Fund	3,470,374	116,535	Net - (0.0%)		(1,233)
		865,407
			Net Assets - 100.0%		3,892,503

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	11.7
Domestic Equities	22.2
Fixed Income	37.9
International Equities	28.2
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

44 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$3,405,380
Investments, at fair value	3,893,736
Receivables:
Investments sold	1,043
Fund shares sold	4,356
Prepaid expenses	1
Total assets	3,899,136
Liabilities
Payables:
Fund shares redeemed	3,893
Accrued fees to affiliates	2,541
Other accrued expenses	199
Total liabilities	6,633
Net Assets	$3,892,503
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$640
Accumulated net realized gain (loss)	(176,540)
Unrealized appreciation (depreciation) on investments	488,356
Shares of beneficial interest	3,277
Additional paid-in capital	3,576,770
Net Assets	$3,892,503
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.89
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.62
Class A — Net assets	$ 1,093,787,865
Class A — Shares outstanding ($.01 par value)	91,967,674
Net asset value per share: Class C(#)	$11.76
Class C — Net assets	$ 1,300,173,377
Class C — Shares outstanding ($.01 par value)	110,522,132
Net asset value per share: Class E(#)	$11.94
Class E — Net assets	$88,973,402
Class E — Shares outstanding ($.01 par value)	7,452,134
Net asset value per share: Class R1(#)	$12.00
Class R1 — Net assets	$306,020,333
Class R1 — Shares outstanding ($.01 par value)	25,505,555
Net asset value per share: Class R2(#)	$11.92
Class R2 — Net assets	$276,655,648
Class R2 — Shares outstanding ($.01 par value)	23,216,163
Net asset value per share: Class R3(#)	$11.94
Class R3 — Net assets	$212,515,966
Class R3 — Shares outstanding ($.01 par value)	17,794,743
Net asset value per share: Class S(#)	$12.00
Class S — Net assets	$614,375,922
Class S — Shares outstanding ($.01 par value)	51,199,829
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 45

Russell Investment Company
Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$99,026

Expenses
Advisory fees	7,737
Administrative fees	1,860
Custodian fees	32
Distribution fees - Class A	2,693
Distribution fees - Class C	9,829
Distribution fees - Class R3	601
Transfer agent fees - Class A	2,155
Transfer agent fees - Class C	2,621
Transfer agent fees - Class E	221
Transfer agent fees - Class R1	580
Transfer agent fees - Class R2	537
Transfer agent fees - Class R3	481
Transfer agent fees - Class S	1,142
Professional fees	95
Registration fees	109
Shareholder servicing fees - Class C	3,276
Shareholder servicing fees - Class E	276
Shareholder servicing fees - Class R2	672
Shareholder servicing fees - Class R3	601
Trustees’ fees	100
Printing fees	82
Miscellaneous	54
Expenses before reductions	35,754
Expense reductions	(6,626)
Net expenses	29,128
Net investment income (loss)	69,898

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	133,050
Capital gain distributions from Underlying Funds	3,684
Net realized gain (loss)	136,734
Net change in unrealized appreciation (depreciation) on investments	241,004
Net realized and unrealized gain (loss)	377,738
Net Increase (Decrease) in Net Assets from Operations	$447,636

See accompanying notes which are an integral part of the financial statements.

46 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$69,898	$78,278
Net realized gain (loss)	136,734	159,144
Net change in unrealized appreciation (depreciation)	241,004	57,524
Net increase (decrease) in net assets from operations	447,636	294,946
Distributions
From net investment income
Class A	(20,594)	(21,879)
Class C	(18,373)	(16,986)
Class E	(2,361)	(3,337)
Class R1	(6,331)	(5,889)
Class R2	(5,498)	(5,897)
Class R3	(4,700)	(11,804)
Class S	(11,704)	(12,184)
Net decrease in net assets from distributions	(69,561)	(77,976)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(324,203)	(550,418)

Total Net Increase (Decrease) in Net Assets	53,872	(333,448)

Net Assets
Beginning of period	3,838,631	4,172,079
End of period	$3,892,503	$3,838,631
Undistributed (overdistributed) net investment income included in net assets	$640	$303

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 47

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets, continued

Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	12,198	$137,145	12,294	$127,660
Proceeds from reinvestment of distributions	1,877	20,428	2,111	21,258
Payments for shares redeemed	(21,274)	(239,033)	(19,044)	(197,954)
Net increase (decrease)	(7,199)	(81,460)	(4,639)	(49,036)
Class C
Proceeds from shares sold	17,845	199,121	18,293	188,891
Proceeds from reinvestment of distributions	1,689	18,155	1,696	16,619
Payments for shares redeemed	(29,068)	(325,179)	(24,994)	(257,914)
Net increase (decrease)	(9,534)	(107,903)	(5,005)	(52,404)
Class E
Proceeds from shares sold	2,007	22,469	3,475	35,574
Proceeds from reinvestment of distributions	215	2,347	327	3,299
Payments for shares redeemed	(6,721)	(75,697)	(8,186)	(85,356)
Net increase (decrease)	(4,499)	(50,881)	(4,384)	(46,483)
Class R1
Proceeds from shares sold	6,986	79,065	10,039	104,553
Proceeds from reinvestment of distributions	576	6,331	575	5,889
Payments for shares redeemed	(7,793)	(87,878)	(5,094)	(53,666)
Net increase (decrease)	(231)	(2,482)	5,520	56,776
Class R2
Proceeds from shares sold	5,601	63,007	6,581	67,828
Proceeds from reinvestment of distributions	504	5,498	584	5,897
Payments for shares redeemed	(7,686)	(86,053)	(6,891)	(71,830)
Net increase (decrease)	(1,581)	(17,548)	274	1,895
Class R3
Proceeds from shares sold	2,961	33,399	5,242	54,558
Proceeds from reinvestment of distributions	430	4,699	1,176	11,804
Payments for shares redeemed	(9,752)	(110,423)	(50,412)	(520,687)
Net increase (decrease)	(6,361)	(72,325)	(43,994)	(454,325)
Class S
Proceeds from shares sold	18,052	205,811	14,300	150,075
Proceeds from reinvestment of distributions	1,035	11,376	1,157	11,798
Payments for shares redeemed	(18,351)	(208,791)	(16,204)	(168,714)
Net increase (decrease)	736	8,396	(747)	(6,841)
Total increase (decrease)	(28,669)	$(324,203)	(52,975)	$(550,418)

See accompanying notes which are an integral part of the financial statements.

48 Balanced Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	10.78	.22	1.10	1.32	(.21)	—
October 31, 2012	10.20	.22	.57	.79	(.21)	—
October 31, 2011	10.33	.29	(.13)	.16	(.29)	—
October 31, 2010	9.12	.22	1.21	1.43	(.22)	—
October 31, 2009	8.35	.20	1.17	1.37	(.24)	(.36)

Class C
October 31, 2013	10.69	.14	1.09	1.23	(.16)	—
October 31, 2012	10.11	.14	.58	.72	(.14)	—
October 31, 2011	10.27	.21	(.14)	.07	(.23)	—
October 31, 2010	9.07	.14	1.21	1.35	(.15)	—
October 31, 2009	8.31	.14	1.16	1.30	(.18)	(.36)

Class E
October 31, 2013	10.82	.25	1.08	1.33	(.21	—
October 31, 2012	10.23	.22	.58	.80	(.21	—
October 31, 2011	10.36	.39	(.24)	.15	(.28	—
October 31, 2010	9.15	.22	1.21	1.43	(.22	—
October 31, 2009	8.37	.20	1.18	1.38	(.24	(.36)

Class R1
October 31, 2013	10.86	.27	1.12	1.39	(.25)	—
October 31, 2012	10.28	.25	.59	.84	(.26)	—
October 31, 2011	10.41	.30	(.10)	.20	(.33)	—
October 31, 2010	9.19	.23	1.23	1.46	(.24)	—
October 31, 2009	8.41	.21	1.19	1.40	(.26)	(.36)

Class R2
October 31, 2013	10.80	.24	1.11	1.35	(.23)	—
October 31, 2012	10.21	.23	.59	.82	(.23)	—
October 31, 2011	10.36	.17	(.01)	.16	(.31)	—
October 31, 2010	9.14	.21	1.23	1.44	(.22)	—
October 31, 2009	8.36	.20	1.18	1.38	(.24)	(.36)

Class R3
October 31, 2013	10.83	.23	1.08	1.31	(.20)	—
October 31, 2012	10.23	.24	.56	.80	(.20)	—
October 31, 2011	10.36	.30	(.15)	.15	(.28)	—
October 31, 2010	9.15	.20	1.20	1.40	(.19)	—
October 31, 2009	8.38	.18	1.17	1.35	(.22)	(.36)

Class S
October 31, 2013	10.87	.25	1.12	1.37	(.24)	—
October 31, 2012	10.28	.24	.59	.83	(.24)	—
October 31, 2011	10.42	.32	(.15)	.17	(.31)	—
October 31, 2010	9.19	.24	1.23	1.47	(.24)	—
October 31, 2009	8.41	.22	1.18	1.40	(.26)	(.36)

See accompanying notes which are an integral part of the financial statements.

50 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.21)	11.89	12.47	1,093,788.71		.57	1.99	11
(.21)	10.78	7.94	1,068,990.70		.56	2.07	20
(.29)	10.20	1.51	1,058,489.71		.55	2.79	9
(.22)	10.33	15.86	1,095,814.70		.54	2.25	24
(.60)	9.12	18.02	1,018,019.70		.52	2.45	11

(.16)	11.76	11.60	1,300,173	1.46	1.32	1.22	11
(.14)	10.69	7.22	1,283,125	1.45	1.31	1.32	20
(.23)	10.11	.64	1,264,734	1.46	1.30	2.03	9
(.15)	10.27	14.99	1,310,397	1.45	1.29	1.49	24
(.54)	9.07	17.14	1,188,328	1.45	1.27	1.71	11

(.21)	11.94	12.50	88,974.71		.57	2.22	11
(.21)	10.82	7.98	129,301.70		.56	2.16	20
(.28)	10.23	1.42	167,108.71		.55	3.64	9
(.22)	10.36	15.81	526,084.70		.54	2.24	24
(.60)	9.15	18.09	501,582.70		.52	2.46	11

(.25)	12.00	13.00	306,020.46		.17	2.36	11
(.26)	10.86	8.36	279,572.45		.14	2.34	20
(.33)	10.28	1.94	207,763.47		.12	2.84	9
(.24)	10.41	16.14	113,700.45		.27	2.35	24
(.62)	9.19	18.31	57,963.45		.27	2.55	11

(.23)	11.92	12.67	276,656.71		.42	2.15	11
(.23)	10.80	8.23	267,734.70		.39	2.24	20
(.31)	10.21	1.52	250,510.72		.37	1.64	9
(.22)	10.36	15.95	31,620.70		.52	2.19	24
(.60)	9.14	18.04	28,403.70		.52	2.54	11

(.20)	11.94	12.32	212,516.96		.67	2.01	11
(.20)	10.83	7.95	261,491.95		.64	2.34	20
(.28)	10.23	1.43	697,038.96		.62	2.82	9
(.19)	10.36	15.52	840,066.95		.77	2.03	24
(.58)	9.15	17.67	827,996.95		.77	2.21	11

(.24)	12.00	12.77	614,376.46		.32	2.20	11
(.24)	10.87	8.26	548,418.45		.31	2.30	20
(.31)	10.28	1.65	526,437.47		.30	3.03	9
(.24)	10.42	16.25	561,801.45		.29	2.49	24
(.62)	9.19	18.28	527,088.45		.27	2.70	11

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 51

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Growth Strategy Fund - Class A‡			Growth Strategy Fund - Class R3‡‡‡‡
	Total			Total
	Return			Return
1 Year	9.81%		1 Year	16.37%
5 Years	10.17	%§	5 Years	11.33	%§
10 Years	5.54	%§	10 Years	5.97	%§

Growth Strategy Fund - Class C			Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	15.62%		1 Year	16.80%
5 Years	10.65	%§	5 Years	11.79	%§
10 Years	5.38	%§	10 Years	6.44	%§

Growth Strategy Fund - Class E			Russell 1000® Index **
	Total			Total
	Return			Return
1 Year	16.47%		1 Year	28.40%
5 Years	11.51	%§	5 Years	15.84	%§
10 Years	6.17	%§	10 Years	7.83	%§

Growth Strategy Fund - Class R1‡‡			Barclays U.S. Aggregate Bond Index ***
	Total			Total
	Return			Return
1 Year	16.93%		1 Year	(1.08)%
5 Years	11.88	%§	5 Years	6.09	%§
10 Years	6.49	%§	10 Years	4.78	%§

Growth Strategy Fund - Class R2‡‡‡			Russell Developed ex-U.S. Large Cap® Index Net ****
	Total			Total
	Return			Return
1 Year	16.73%		1 Year	25.10%
5 Years	11.63	%§	5 Years	12.46	%§
10 years	6.23	%§	10 Years	8.13	%§

52 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	equities detracted as these markets underperformed U.S. large
invests in other Russell Investment Company mutual funds (the	cap equities. U.S. large cap equities also outperformed fixed
“Underlying Funds”). The Underlying Funds employ a multi-	income, as fixed income markets finished slightly negative, down
manager approach whereby portions of the Underlying Funds	1.08% (as measured by the Barclays U.S. Aggregate Index). As
are allocated to different money managers. Underlying Fund	a result, the Fund’s exposure to fixed income was a headwind for
assets not allocated to money managers are managed by Russell	the period.
Investment Management Company (“RIMCo”), the Fund’s and	Global REITs and listed infrastructure (represented by the FTSE/
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	EPRA NAREIT Developed Index and S&P Global Infrastructure
advisor, may change the allocation of the Underlying Funds’	Index)finishedthefiscalyearup12.38%and14.30%,respectively,
assets among money managers at any time. An exemptive order	but underperformed U.S. large cap equities. Commodities
from the Securities and Exchange Commission (“SEC”) permits	continued their bear market run for the fiscal year, as the market
RIMCo to engage or terminate a money manager in an Underlying	lost 12.21% (as represented by the Dow Jones UBS Commodity
Fund at any time, subject to approval by the Underlying Fund’s	Index Total Return) and largely underperformed broader equity
Board, without a shareholder vote. Pursuant to the terms of the	markets. As a result, the Fund’s allocation to these asset classes
exemptive order, an Underlying Fund is required to notify its	negatively impacted the Fund’s benchmark relative performance.
shareholders within 90 days of when a money manager begins
providing services.	In fixed income, macroeconomic themes were large drivers to
bond market performance. In particular, speculation around the
What is the Fund’s investment objective?	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
The Fund seeks to provide high long term capital appreciation	drove fixed income volatility as U.S. Treasury rates rose and
with low current income.	subsequently fell on the back of the Fed announcements. Overall, exposure to fixed income detracted from performance, as the asset
How did the Fund perform relative to its benchmark for the	class lagged U.S. large cap equities.
fiscal year ended October 31, 2013?
For the fiscal year ended October 31, 2013, the Growth Strategy	How did the investment strategies and techniques employed
Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3	by the Fund and the Underlying Funds affect the Fund’s
and Class S Shares gained 16.55%, 15.62%, 16.47%, 16.93%,	performance?
16.73%, 16.37% and 16.80%, respectively. This is compared	The Fund is a fund of funds and its performance is based on
to the Fund’s primary benchmark, the Russell 1000® Index,	RIMCo’s strategic asset allocations and the performance of the
which gained 28.40% during the same period. The Fund’s	Underlying Funds in which the Fund invests.
performance includes operating expenses, whereas index returns	The Fund’s strategic allocation to fixed income Underlying
are unmanaged and do not include expenses of any kind.	Funds had a negative impact on the Fund’s benchmark relative
For the fiscal year ended October 31, 2013, the Lipper® Mixed	performance. An allocation to the Russell Global Opportunistic
Asset Target Allocation Growth Funds Average, a group of funds	Credit Fund and Russell Strategic Bond Fund detracted as
that Lipper considers to have investment strategies similar to	these Underlying Funds underperformed the Fund’s benchmark.
those of the Fund, gained 19.00%. This result serves as a peer	Results of Underlying Fund active management were mixed.
comparison and is expressed net of operating expenses.	For the Russell Strategic Bond Fund exposure to non-agency
The Fund’s underperformance relative to the Russell 1000® Index	mortgages and commercial mortgage backed securities and an
was due to the Fund’s out-of-benchmark allocations to non-U.S.	overweight to corporate credit helped, while negative currency
equity, fixed income and alternative Underlying Funds, which	positioning detracted.
generally underperformed the U.S. large cap equity market as	The Fund’s strategic allocation to the Russell International
represented by the Russell 1000® Index.	Developed Market Fund, Russell Global Equity Fund and
Russell Emerging Markets Fund detracted from the Fund’s
How did the market conditions described in the Market	benchmark relative performance, as each underperformed the
Summary report affect the Fund’s performance?	Fund’s benchmark. From an active management standpoint,
It was a strong equity market environment for the fiscal year	performance of these Underlying Funds was mixed. The Russell
ending October 31, 2013. Global equities were led by the U.S.,	International Developed Markets Fund underperformed the broad
as U.S. equities were up 28.99% as measured by the Russell	non-U.S. equity market as represented by the Russell Developed
3000® Index, outperforming international markets, which were
ex-U.S. Large Cap Index Net, while the Russell Global Equity
up 25.10% as measured by the Russell Developed ex-U.S. Large	Fund outperformed the broad global equity market as represented
Cap Index. Thus, overall the Fund’s exposure to international	by the Russell Developed Large Cap Index Net. The Russell

Growth Strategy Fund 53

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Emerging Markets Fund underperformed its Russell Emerging	below the target strategic allocation and a 2.25% overweight to
Markets Net Index. Exposure to emerging markets detracted from	the Russell U.S. Core Equity Fund given RIMCo’s perception
performance of the Russell International Developed Market Fund	of continued economic concerns over Europe and the Federal
against its respective benchmark, while positive stock selection	Reserve’s continuation of economic stimulation in the U.S.
within the U.S. and Europe benefited the Russell Global Equity	On February 1, 2013, the Fund tilted 1.25% away from the
Fund’s performance against its benchmark.	Russell Strategic Bond Fund and 1.25% towards the Russell
The Fund’s strategic allocation to U.S. large cap and small cap	Emerging Markets Fund to express a positive equity outlook over
Underlying Funds provided mixed results. Exposure to the Russell	fixed income for the 2013 calendar year.
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	On June 18, 2013, the Fund tilted 1.25% away from the Russell
relative performance, as U.S. small cap equities outperformed	Commodity Strategies Fund and 1.25% towards the Russell
U.S. large cap equities and this Underlying Fund outperformed	Global Infrastructure Fund to express a negative near to medium
its small cap primary benchmark. However, underlying active	term outlook for commodities and the desire to increase the
management within the U.S. large cap equity Underlying Funds	Fund’s equity beta exposure.
detracted, as each underperformed its respective U.S. equity
market segment as represented by its primary benchmark. In	On July 5, 2013, the Fund partially removed its 2.00% underweight
particular, the Russell U.S. Core Equity Fund underperformed	to the Russell International Developed Markets Fund by 1.00%
the Russell 1000® Index. Stock selection within the consumer	and moved 1.00% underweight to the Russell Strategic Bond
discretionary sector detracted from performance.	Fund, as the portfolio manager continued to expect a positive equity market and a muted outlook on fixed income for the second
The Fund’s strategic allocation to alternative Underlying	half of 2013.
Funds had negative effects on the Fund’s benchmark relative
performance. The Fund’s allocations to the Russell Global	On October 7, 2013, the Fund tilted 1.25% away from the Russell
Real Estate Securities Fund, Russell Global Infrastructure	Global Real Estate Securities Fund and 1.00% away from the
Fund, Russell Multi-Strategy Alternative Fund and Russell	Russell U.S. Core Equity Fund, while increasing the Russell
Commodity Strategies Fund were negative from a benchmark	International Developed Markets Fund by 1.25% and the Russell
relative perspective, as these Underlying Funds underperformed	Strategic Bond Fund by 1.00%. These tilts were implemented to
the Fund’s benchmark. From an active management standpoint,	remove the negative outlook on the non-U.S. developed equity
performance of these Underlying Funds was generally positive.	markets and to move the Fund to a neutral equity and fixed
The Russell Global Infrastructure Fund and Russell Multi-	income weight. The underweight to the Russell Global Real
Strategy Alternative Fund each outperformed its primary	Estate Securities Fund was taken to mitigate the Fund’s exposure
benchmark. In particular, positive performance for the Russell	in this interest rate sensitive asset class, given potential for rising
Global Infrastructure Fund was driven by an underweight to	interest rates in the near term.
electric utilities and out-of-benchmark exposure to construction	On October 9, 2013, the Fund tilted 1.25% away from the Russell
and engineering securities.	U.S. Small Cap Equity Fund and 1.25% towards the Russell
Strategic Bond Fund, bringing it back to policy weight. This tilt
Describe any changes to the Fund’s structure or allocation	was driven by a more cautious outlook on equity markets for the
to the Underlying Funds.	remainder of the fiscal year, particularly small cap equities, which
RIMCo has discretion to modify the target strategic asset	performed strongly over the fiscal year.
allocation of the Fund by up to +/- 3% at the equities, fixed
income or alternative category level based on RIMCo’s assessment	The views expressed in this report reflect those of the
of relative market valuation of the asset classes represented by	portfolio managers only through the end of the period
each Underlying Fund. Performance of the Fund’s short-term	covered by the report. These views do not necessarily
asset allocation modifications ended the fiscal year modestly	represent the views of RIMCo or any other person in RIMCo
positive. This was driven by beneficial tilts away from target	or any other affiliated organization. These views are subject
strategic allocations, including increased U.S. equity versus non-	to change at any time based upon market conditions or
U.S. equity positioning relative to target strategic allocations, and	other events, and RIMCo disclaims any responsibility to
increased equity versus fixed income positioning relative to target	update the views contained herein. These views should not
strategic allocations.	be relied on as investment advice and, because investment
Entering the fiscal year, the Fund maintained its underweight	decisions for a Russell Investment Company (“RIC”) Fund
to the Russell International Developed Markets Fund at 2.25%	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

54 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

*	Assumes initial investment on November 1, 2003.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
***	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.
**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E
Shares.
‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Growth Strategy Fund 55

Russell Investment Company
Growth Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,058.10	$1,022.33
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$2.96	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,053.80	$1,018.55
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$6.83	$6.72
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.32%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,057.80	$1,022.33
	Expenses Paid During Period*	$2.96	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

56 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,060.40	$1,024.35
Expenses Paid During Period*	$0.88	$0.87

* Expenses are equal to the Fund's annualized expense ratio of 0.17%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,059.20	$1,023.09
Expenses Paid During Period*	$2.18	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,057.50	$1,021.83
Expenses Paid During Period*	$3.47	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,060.00	$1,023.59
Expenses Paid During Period*	$1.66	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Growth Strategy Fund 57

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 18.8%
Other Russell Investment			Russell Global Opportunistic Credit Fund	9,291,840	94,963
Company Series Mutual Funds -			Russell Strategic Bond Fund	32,849,474	358,716
Class Y Shares					453,679

Alternative Funds - 16.4%			International Equities - 37.0%
Russell Commodity Strategies Fund	12,891,719	108,548	Russell Emerging Markets Fund	7,236,705	138,511
Russell Global Infrastructure Fund	10,333,330	127,514	Russell Global Equity Fund	28,313,849	315,416
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	1,594,363	65,608	Fund	11,986,624	436,433
Russell Multi-Strategy Alternative Fund	9,164,818	93,481			890,360
		395,151

Domestic Equities - 27.8%			Total Investments 100.0%
Russell U.S. Core Equity Fund	7,191,808	273,720	(identified cost $2,059,138)		2,407,595
Russell U.S. Defensive Equity Fund	3,358,112	134,526
Russell U.S. Dynamic Equity Fund	12,638,542	158,740	Other Assets and Liabilities,
Russell U.S. Small Cap Equity Fund	3,020,229	101,419	Net - (0.0%)		(391)
		668,405
			Net Assets - 100.0%		2,407,204

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	16.4
Domestic Equities	27.8
Fixed Income	18.8
International Equities	37.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

58 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$2,059,138
Investments, at fair value	2,407,595
Receivables:
Investments sold	1,361
Fund shares sold	2,621
Prepaid expenses	1
Total assets	2,411,578
Liabilities
Payables:
Fund shares redeemed	2,550
Accrued fees to affiliates	1,610
Other accrued expenses	214
Total liabilities	4,374
Net Assets	$2,407,204
Net Assets Consist of:
Accumulated net realized gain (loss)	$(305,003)
Unrealized appreciation (depreciation) on investments	348,457
Shares of beneficial interest	2,084
Additional paid-in capital	2,361,666
Net Assets	$2,407,204
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.60
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.31
Class A — Net assets	$768,351,575
Class A — Shares outstanding ($.01 par value)	66,230,912
Net asset value per share: Class C(#)	$11.36
Class C — Net assets	$763,893,293
Class C — Shares outstanding ($.01 par value)	67,230,937
Net asset value per share: Class E(#)	$11.64
Class E — Net assets	$69,530,468
Class E — Shares outstanding ($.01 par value)	5,973,205
Net asset value per share: Class R1(#)	$11.72
Class R1 — Net assets	$166,211,044
Class R1 — Shares outstanding ($.01 par value)	14,180,896
Net asset value per share: Class R2(#)	$11.64
Class R2 — Net assets	$199,045,873
Class R2 — Shares outstanding ($.01 par value)	17,106,875
Net asset value per share: Class R3(#)	$11.65
Class R3 — Net assets	$135,920,437
Class R3 — Shares outstanding ($.01 par value)	11,669,659
Net asset value per share: Class S(#)	$11.72
Class S — Net assets	$304,251,403
Class S — Shares outstanding ($.01 par value)	25,960,516
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 59

Russell Investment Company

Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$49,334

Expenses
Advisory fees	4,692
Administrative fees	1,128
Custodian fees	32
Distribution fees - Class A	1,847
Distribution fees - Class C	5,509
Distribution fees - Class R3	390
Transfer agent fees - Class A	1,477
Transfer agent fees - Class C	1,469
Transfer agent fees - Class E	175
Transfer agent fees - Class R1	314
Transfer agent fees - Class R2	396
Transfer agent fees - Class R3	312
Transfer agent fees - Class S	549
Professional fees	63
Registration fees	62
Shareholder servicing fees - Class C	1,836
Shareholder servicing fees - Class E	218
Shareholder servicing fees - Class R2	495
Shareholder servicing fees - Class R3	390
Trustees’ fees	59
Printing fees	22
Miscellaneous	36
Expenses before reductions	21,471
Expense reductions	(4,044)
Net expenses	17,427
Net investment income (loss)	31,907

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	82,887
Capital gain distributions from Underlying Funds	2,030
Net realized gain (loss)	84,917
Net change in unrealized appreciation (depreciation) on investments	237,090
Net realized and unrealized gain (loss)	322,007
Net Increase (Decrease) in Net Assets from Operations	$353,914

See accompanying notes which are an integral part of the financial statements.

60 Growth Strategy Fund

Russell Investment Company Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,907	$42,039
Net realized gain (loss)	84,917	94,816
Net change in unrealized appreciation (depreciation)	237,090	37,663
Net increase (decrease) in net assets from operations	353,914	174,518
Distributions
From net investment income
Class A	(11,303)	(12,464)
Class C	(7,472)	(8,643)
Class E	(1,446)	(2,166)
Class R1	(2,742)	(2,794)
Class R2	(3,345)	(3,915)
Class R3	(2,463)	(7,008)
Class S	(4,464)	(4,874)
Net decrease in net assets from distributions	(33,235)	(41,864)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(200,354)	(517,060)

Total Net Increase (Decrease) in Net Assets	120,325	(384,406)

Net Assets
Beginning of period	2,286,879	2,671,285
End of period	$2,407,204	$2,286,879
Undistributed (overdistributed) net investment income included in net assets	$—	$175

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 61

Russell Investment Company

Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	8,780	$94,875	7,604	$74,289
Proceeds from reinvestment of distributions	1,088	11,242	1,308	12,211
Payments for shares redeemed	(14,172)	(152,980)	(15,144)	(147,804)
Net increase (decrease)	(4,304)	(46,863)	(6,232)	(61,304)
Class C
Proceeds from shares sold	10,827	115,124	9,460	90,741
Proceeds from reinvestment of distributions	735	7,392	945	8,505
Payments for shares redeemed	(15,294)	(162,157)	(17,948)	(172,033)
Net increase (decrease)	(3,732)	(39,641)	(7,543)	(72,787)
Class E
Proceeds from shares sold	1,464	15,727	2,670	25,483
Proceeds from reinvestment of distributions	139	1,437	230	2,150
Payments for shares redeemed	(5,058)	(55,138)	(7,058)	(69,225)
Net increase (decrease)	(3,455)	(37,974)	(4,158)	(41,592)
Class R1
Proceeds from shares sold	4,554	49,364	6,066	59,277
Proceeds from reinvestment of distributions	262	2,742	293	2,794
Payments for shares redeemed	(4,670)	(50,844)	(4,439)	(44,142)
Net increase (decrease)	146	1,262	1,920	17,929
Class R2
Proceeds from shares sold	3,044	32,844	4,213	40,215
Proceeds from reinvestment of distributions	323	3,345	417	3,915
Payments for shares redeemed	(5,985)	(64,276)	(5,387)	(52,696)
Net increase (decrease)	(2,618)	(28,087)	(757)	(8,566)
Class R3
Proceeds from shares sold	1,939	20,813	3,563	34,648
Proceeds from reinvestment of distributions	238	2,463	754	7,006
Payments for shares redeemed	(7,368)	(79,877)	(39,674)	(382,471)
Net increase (decrease)	(5,191)	(56,601)	(35,357)	(340,817)
Class S
Proceeds from shares sold	9,700	106,476	5,986	58,815
Proceeds from reinvestment of distributions	421	4,410	503	4,774
Payments for shares redeemed	(9,490)	(103,336)	(7,487)	(73,512)
Net increase (decrease)	631	7,550	(998)	(9,923)
Total increase (decrease)	(18,523)	$(200,354)	(53,125)	$(517,060)

See accompanying notes which are an integral part of the financial statements.

62 Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	10.11	.17	1.48	1.65	(.16)	—
October 31, 2012	9.56	.17	.55	.72	(.17)	—
October 31, 2011	9.68	.21	(.13)	.08	(.20)	—
October 31, 2010	8.43	.15	1.24	1.39	(.14)	—
October 31, 2009	7.97	.12	1.04	1.16	(.12)	(.57)

Class C
October 31, 2013	9.93	.08	1.46	1.54	(.11)	—
October 31, 2012	9.41	.10	.53	.63	(.11)	—
October 31, 2011	9.57	.13	(.12)	.01	(.17)	—
October 31, 2010	8.36	.08	1.23	1.31	(.10)	—
October 31, 2009	7.92	.06	1.04	1.10	(.08)	(.57)

Class E
October 31, 2013	10.15	.18	1.47	1.65	(.16)	—
October 31, 2012	9.59	.18	.54	.72	(.16)	—
October 31, 2011	9.69	.29	(.20)	.09	(.19)	—
October 31, 2010	8.44	.15	1.24	1.39	(.14)	—
October 31, 2009	7.98	.12	1.04	1.16	(.12)	(.57

Class R1
October 31, 2013	10.21	.20	1.50	1.70	(.19)	—
October 31, 2012	9.65	.21	.56	.77	(.21)	—
October 31, 2011	9.75	.22	(.09)	.13	(.23)	—
October 31, 2010	8.49	.16	1.26	1.42	(.16)	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)

Class R2
October 31, 2013	10.14	.19	1.48	1.67	(.17)	—
October 31, 2012	9.59	.19	.54	.73	(.18)	—
October 31, 2011	9.70	.10	—(h)	.10	(.21)	—
October 31, 2010	8.45	.15	1.24	1.39	(.14)	—
October 31, 2009	7.98	.12	1.05	1.17	(.12)	(.57)

Class R3
October 31, 2013	10.16	.17	1.47	1.64	(.15)	—
October 31, 2012	9.59	.20	.52	.72	(.15)	—
October 31, 2011	9.71	.21	(.14)	.07	(.19)	—
October 31, 2010	8.46	.13	1.25	1.38	(.13)	—
October 31, 2009	8.00	.10	1.05	1.15	(.11)	(.57)

Class S
October 31, 2013	10.21	.19	1.50	1.69	(.18)	—
October 31, 2012	9.65	.20	.55	.75	(.19)	—
October 31, 2011	9.76	.24	(.14)	.10	(.21)	—
October 31, 2010	8.49	.17	1.26	1.43	(.16)	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)

See accompanying notes which are an integral part of the financial statements.
64 Growth Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Capital	Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

—	(.16)	11.60	16.55	768,352.71		.57	1.53	11
—	(.17)	10.11	7.64	713,412.70		.56	1.79	23
—	(.20)	9.56	.75	734,024.73		.55	2.12	7
—	(.14)	9.68	16.67	791,754.71		.54	1.68	31
(.01)	(.70)	8.43	16.83	745,197.70		.52	1.57	9

—	(.11)	11.36	15.62	763,893	1.46	1.32	.76	11
—	(.11)	9.93	6.84	704,704	1.45	1.31	1.05	23
—	(.17)	9.41	.05	738,624	1.48	1.30	1.36	7
—	(.10)	9.57	15.74	798,130	1.46	1.29	.93	31
(.01)	(.66)	8.36	15.94	762,423	1.45	1.27	.82	9

—	(.16)	11.64	16.47	69,531.71		.57	1.67	11
—	(.16)	10.15	7.69	95,667.70		.56	1.87	23
—	(.19)	9.59	.88	130,274.72		.55	2.92	7
—	(.14)	9.69	16.65	406,837.71		.54	1.67	31
(.01)	(.70)	8.44	16.80	388,051.70		.52	1.57	9

—	(.19)	11.72	16.93	166,211.46		.17	1.87	11
—	(.21)	10.21	8.15	143,252.45		.14	2.08	23
—	(.23)	9.65	1.23	116,928.48		.12	2.22	7
—	(.16)	9.75	16.92	74,972.46		.26	1.81	31
(.01)	(.72)	8.49	17.13	25,180.45		.27	1.72	9

—	(.17)	11.64	16.73	199,046.71		.42	1.74	11
—	(.18)	10.14	7.81	200,007.70		.39	1.97	23
—	(.21)	9.59	1.00	196,374.73		.37	1.03	7
—	(.14)	9.70	16.64	23,018.71		.52	1.63	31
(.01)	(.70)	8.45	16.90	16,477.70		.52	1.64	9

—	(.15)	11.65	16.37	135,920.96		.67	1.57	11
—	(.15)	10.16	7.65	171,237.95		.64	2.03	23
—	(.19)	9.59	.70	500,954.98		.62	2.12	7
—	(.13)	9.71	16.41	618,128.96		.77	1.45	31
(.01)	(.69)	8.46	16.48	601,602.95		.77	1.32	9

—	(.18)	11.72	16.80	304,251.46		.32	1.71	11
—	(.19)	10.21	7.96	258,600.45		.31	2.01	23
—	(.21)	9.65	1.01	254,107.48		.30	2.37	7
—	(.16)	9.76	17.02	312,660.46		.29	1.93	31
(.01)	(.72)	8.49	17.12	303,597.45		.27	1.81	9

See accompanying notes which are an integral part of the financial statements.
Growth Strategy Fund 65

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Equity Growth Strategy Fund - Class A‡			Equity Growth Strategy Fund - Class R3‡‡‡‡
	Total Return			Total Return
1 Year	12.96%		1 Year	19.71%
5 Years	10.50	%§	5 Years	11.67	%§
10 Years	5.58	%§	10 Years	5.99	%§

Equity Growth Strategy Fund - Class C			Equity Growth Strategy Fund - Class S
	Total Return			Total Return
1 Year	18.95%		1 Year	20.15%
5 Years	11.03	%§	5 Years	12.13	%§
10 Years	5.41	%§	10 Years	6.47	%§

Equity Growth Strategy Fund - Class E			Russell 1000® Index **
	Total Return			Total Return
1 Year	19.74%		1 Year	28.40%
5 Years	11.82	%§	5 Years	15.84	%§
10 Years	6.20	%§	10 Years	7.83	%§

Equity Growth Strategy Fund - Class R1‡‡			Russell Developed ex-U.S. Large Cap® Index Net ***
	Total Return			Total Return
1 Year	20.37%		1 Year	25.10%
5 Years	12.22	%§	5 Years	12.46	%§
10 Years	6.52	%§	10 Years	8.13	%§

Equity Growth Strategy Fund - Class R2‡‡‡
	Total Return
1 Year	20.07%
5 Years	11.96	%§
10 Years	6.26	%§

66 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds	cap equities. U.S. large cap equities also outperformed fixed
that invests in other Russell Investment Company mutual funds	income, as fixed income markets finished slightly negative, down
(the “Underlying Funds”). The Underlying Funds employ a multi-	1.08% (as measured by the Barclays U.S. Aggregate Index). As
manager approach whereby portions of the Underlying Funds	a result, the Fund’s exposure to fixed income was a headwind for
are allocated to different money managers. Underlying Fund	the period.
assets not allocated to money managers are managed by Russell	Global REITs and listed infrastructure (represented by the FTSE/
Investment Management Company (“RIMCo”), the Fund’s and	EPRA NAREIT Developed Index and S&P Global Infrastructure
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	Index)finishedthefiscalyearup12.38%and14.30%,respectively,
advisor, may change the allocation of the Underlying Funds’	but underperformed U.S. large cap equities. Commodities
assets among money managers at any time. An exemptive order	continued their bear market run for the fiscal year, as the market
from the Securities and Exchange Commission (“SEC”) permits	lost 12.21% (as represented by the Dow Jones UBS Commodity
RIMCo to engage or terminate a money manager in an Underlying	Index Total Return) and largely underperformed broader equity
Fund at any time, subject to approval by the Underlying Fund’s	markets. As a result, the Fund’s allocation to these asset classes
Board, without a shareholder vote. Pursuant to the terms of the	negatively impacted the Fund’s benchmark relative performance.
exemptive order, an Underlying Fund is required to notify its
shareholders within 90 days of when a money manager begins	In fixed income, macroeconomic themes were large drivers to
providing services.	bond market performance. In particular, speculation around the
U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
What is the Fund’s investment objective?	drove fixed income volatility as U.S. Treasury rates rose and
The Fund seeks to provide high long term capital appreciation.	subsequently fell on the back of the Fed announcements. Overall, exposure to fixed income detracted from performance, as the asset
How did the Fund perform relative to its benchmark for the	class lagged U.S. large cap equities.
fiscal year ended October 31, 2013?
For the fiscal year ended October 31, 2013, the Equity Growth	How did the investment strategies and techniques employed
Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2,	by the Fund and the Underlying Funds affect the Fund’s
Class R3 and Class S Shares gained 19.86%, 18.95%, 19.74%,	performance?
20.37%, 20.07%, 19.71% and 20.15%, respectively. This is	The Fund is a fund of funds and its performance is based on
compared to the Fund’s primary benchmark, the Russell 1000®	RIMCo’s strategic asset allocations and the performance of the
Index, which gained 28.40% during the same period. The Fund’s	Underlying Funds in which the Fund invests.
performance includes operating expenses, whereas index returns	The Fund’s strategic allocation to the Russell Global Opportunistic
are unmanaged and do not include expenses of any kind.	Credit Fund had a negative impact on the Fund’s benchmark
For the fiscal year ended October 31, 2013, the Lipper® Global	relative performance, as this Underlying Fund underperformed
Multi-Cap Core Funds Average, a group of funds that Lipper	the Fund’s benchmark.
considers to have investment strategies similar to those of the	The Fund’s strategic allocation to the Russell International
Fund, gained 26.08%. This result serves as a peer comparison	Developed Market Fund, Russell Global Equity Fund and
and is expressed net of operating expenses.	Russell Emerging Markets Fund detracted from the Fund’s
The Fund’s underperformance relative to the Russell 1000®	benchmark relative performance, as each underperformed the
Index was due to the Fund’s out-of-benchmark allocations to	Fund’s benchmark. From an active management standpoint,
non-U.S. equity, fixed income and alternative Underlying Funds,	performance of these Underlying Funds was mixed. The Russell
which generally underperformed the U.S. large cap equity market	International Developed Markets Fund underperformed the broad
as represented by the Russell 1000® Index.	non-U.S. equity market as represented by the Russell Developed
ex-U.S. Large Cap™ Index Net, while the Russell Global Equity
How did the market conditions described in the Market	Fund outperformed the broad global equity market as represented
Summary report affect the Fund’s performance?	by the Russell Developed Large Cap Index Net. The Russell
It was a strong equity market environment for the fiscal year	Emerging Markets Fund underperformed its Russell Emerging
ending October 31, 2013. Global equities were led by the U.S.,	Markets Net Index. Exposure to emerging markets detracted from
as U.S. equities were up 28.99% as measured by the Russell	performance of the Russell International Developed Market Fund
3000® Index, outperforming international markets, which were against its respective benchmark, while positive stock selection
up 25.10% as measured by the Russell Developed ex-U.S. Large	within the U.S. and Europe benefited the Russell Global Equity
Cap Index. Thus, overall the Fund’s exposure to international	Fund’s performance against its benchmark.
equities detracted as these markets underperformed U.S. large

Equity Growth Strategy Fund 67

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Fund’s strategic allocation to U.S. large cap and small cap	On February 1, 2013, the Fund tilted 1.25% away from the
Underlying Funds provided mixed results. Exposure to the Russell	Russell Global Opportunistic Credit Fund and 1.25% towards
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	the Russell Emerging Markets Fund to express a positive equity
relative performance, as U.S. small cap equities outperformed	outlook over fixed income for the 2013 calendar year.
U.S. large cap equities and this Underlying Fund outperformed	On June 18, 2013, the Fund tilted 1.25% away from the Russell
its small cap primary benchmark. However, underlying active	Commodity Strategies Fund and 1.25% towards the Russell
management within the U.S. large cap equity Underlying Funds	Global Infrastructure Fund to express a negative near to medium
detracted, as each underperformed its respective U.S. equity	term outlook for commodities and the desire to increase the
market segment as represented by its primary benchmark. In	Fund’s equity beta exposure.
particular, the Russell U.S. Core Equity Fund underperformed
the Russell 1000® Index Stock selection within the consumer	On July 5, 2013, the Fund partially removed its 2.5% underweight
discretionary sector detracted from performance.	to the Russell International Developed Markets Fund by
1.25% and moved 1.25% underweight to the Russell Global
The Fund’s strategic allocation to alternative Underlying	Opportunistic Credit Fund, as the portfolio manager continued
Funds had negative effects on the Fund’s benchmark relative	to expect a positive equity market and a muted outlook on fixed
performance. The Fund’s allocations to the Russell Global	income for the second half of 2013.
Real Estate Securities Fund, Russell Global Infrastructure
Fund, Russell Multi-Strategy Alternative Fund and Russell	On October 7, 2013, the Fund tilted 1.25% away from the Russell
Commodity Strategies Fund were negative from a benchmark	Global Real Estate Securities Fund and 1.25% away from the
relative perspective, as these Underlying Funds underperformed	Russell U.S. Core Equity Fund, while increasing the Russell
the Fund’s benchmark. From an active management standpoint,	International Developed Markets Fund by 1.25% and the Russell
performance of these Underlying Funds was generally positive.	Global Opportunistic Credit Fund by 1.25%. These tilts were
The Russell Global Infrastructure Fund and Russell Multi-	implemented to remove the negative outlook on the non-U.S.
Strategy Alternative Fund each outperformed its primary	developed equity markets and to move the Fund to a neutral
benchmark. In particular, positive performance for the Russell	equity and fixed income weight. The underweight to the Russell
Global Infrastructure Fund was driven by an underweight to	Global Real Estate Securities Fund was taken to mitigate the
electric utilities and out-of-benchmark exposure to construction	Fund’s exposure in this interest rate sensitive asset class, given
and engineering securities.	potential for rising interest rates in the near term.
On October 9, 2013, the Fund tilted 1.25% away from the Russell
Describe any changes to the Fund’s structure or allocation	U.S. Small Cap Equity Fund and 1.25% towards the Russell
to the Underlying Funds.	Global Opportunistic Credit Fund, bringing it back to policy
RIMCo has discretion to modify the target strategic asset	weight. This tilt was driven by a more cautious outlook on equity
allocation of the Fund by up to +/- 3% at the equities, fixed	markets for the fiscal remainder of the year, particularly small cap
income or alternative category level based on RIMCo’s assessment	equities, which performed strongly over the fiscal year.
of relative market valuation of the asset classes represented by
each Underlying Fund. Performance of the Fund’s short-term	The views expressed in this report reflect those of the
asset allocation modifications ended the fiscal year modestly	portfolio managers only through the end of the period
positive. This was driven by beneficial tilts away from target	covered by the report. These views do not necessarily
strategic allocations, including increased U.S. equity versus non-	represent the views of RIMCo or any other person in RIMCo
U.S. equity positioning relative to target strategic allocations, and	or any other affiliated organization. These views are subject
increased equity versus fixed income positioning relative to target	to change at any time based upon market conditions or
strategic allocations.	other events, and RIMCo disclaims any responsibility to
Entering the fiscal year, the Fund maintained its underweight	update the views contained herein. These views should not
to the Russell International Developed Markets Fund at 2.50%	be relied on as investment advice and, because investment
below the target strategic allocation and a 2.50% overweight to	decisions for a Russell Investment Company (“RIC”) Fund
the Russell U.S. Core Equity Fund given RIMCo’s perception	are based on numerous factors, should not be relied on as
of continued economic concerns over Europe and the Federal	an indication of investment decisions of any RIC Fund.
Reserve’s continuation of economic stimulation in the U.S.

68 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

*	Assumes initial investment on November 1, 2003.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
***	Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E
Shares.
‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Growth Strategy Fund 69

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,073.80	$1,022.33
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$2.98	$2.91

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,070.10	$1,018.55
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$6.89	$6.72
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.32%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,073.40	$1,022.33
	Expenses Paid During Period*	$2.98	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

70 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,075.50	$1,024.35
Expenses Paid During Period*	$0.89	$0.87

* Expenses are equal to the Fund's annualized expense ratio of 0.17%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,074.60	$1,023.09
Expenses Paid During Period*	$2.20	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,072.80	$1,021.83
Expenses Paid During Period*	$3.50	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,075.20	$1,023.59
Expenses Paid During Period*	$1.67	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Equity Growth Strategy Fund 71

Russell Investment Company
Equity Growth Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.1%			Fixed Income - 5.0%
Other Russell Investment			Russell Global Opportunistic Credit Fund	5,119,224	52,318
Company Series Mutual Funds -

Class Y Shares			International Equities - 42.8%
Alternative Funds - 18.6%			Russell Emerging Markets Fund	4,234,465	81,048
Russell Commodity Strategies Fund	5,788,022	48,735	Russell Global Equity Fund	12,222,599	136,160
Russell Global Infrastructure Fund	4,453,341	54,954	Russell International Developed Markets
Russell Global Real Estate Securities			Fund	6,330,576	230,496
Fund	942,916	38,801			447,704
Russell Multi-Strategy Alternative Fund	5,091,064	51,929

		194,419	Total Investments 100.1%
Domestic Equities - 33.7%			(identified cost $894,109)		1,046,056
Russell U.S. Core Equity Fund	3,658,847	139,256
Russell U.S. Defensive Equity Fund	1,447,464	57,986	Other Assets and Liabilities,
Russell U.S. Dynamic Equity Fund	7,949,633	99,847	Net - (0.1%)		(618)
Russell U.S. Small Cap Equity Fund	1,623,773	54,526
		351,615	Net Assets - 100.0%		1,045,438

Presentation of Portfolio Holdings

	% of Net
Categories	Assets
Alternative Funds		18.6
Domestic Equities		33.7
Fixed Income		5.0
International Equities		42.8
Total Investments		100.1
Other Assets and Liabilities, Net		(0.1)
		100.0

See accompanying notes which are an integral part of the financial statements.

72 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$894,109
Investments, at fair value	1,046,056
Receivables:
Investments sold	473
Fund shares sold	1,528
Total assets	1,048,057
Liabilities
Payables:
Fund shares redeemed	1,727
Accrued fees to affiliates	676
Other accrued expenses	216
Total liabilities	2,619
Net Assets	$1,045,438
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(760)
Accumulated net realized gain (loss)	(247,797)
Unrealized appreciation (depreciation) on investments	151,947
Shares of beneficial interest	963
Additional paid-in capital	1,141,085
Net Assets	$1,045,438
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.24
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.93
Class A — Net assets	$241,814,223
Class A — Shares outstanding ($.01 par value)	21,519,714
Net asset value per share: Class C(#)	$10.23
Class C — Net assets	$331,939,924
Class C — Shares outstanding ($.01 par value)	32,458,736
Net asset value per share: Class E(#)	$10.99
Class E — Net assets	$29,976,737
Class E — Shares outstanding ($.01 par value)	2,726,450
Net asset value per share: Class R1(#)	$11.29
Class R1 — Net assets	$87,681,596
Class R1 — Shares outstanding ($.01 par value)	7,764,332
Net asset value per share: Class R2(#)	$11.03
Class R2 — Net assets	$92,890,484
Class R2 — Shares outstanding ($.01 par value)	8,420,488
Net asset value per share: Class R3(#)	$10.91
Class R3 — Net assets	$70,232,735
Class R3 — Shares outstanding ($.01 par value)	6,436,048
Net asset value per share: Class S(#)	$11.27
Class S — Net assets	$190,902,552
Class S — Shares outstanding ($.01 par value)	16,935,234
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 73

Russell Investment Company
Equity Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$17,842

Expenses
Advisory fees	2,045
Administrative fees	492
Custodian fees	31
Distribution fees - Class A	565
Distribution fees - Class C	2,405
Distribution fees - Class R3	190
Transfer agent fees - Class A	452
Transfer agent fees - Class C	641
Transfer agent fees - Class E	76
Transfer agent fees - Class R1	160
Transfer agent fees - Class R2	183
Transfer agent fees - Class R3	152
Transfer agent fees - Class S	381
Professional fees	25
Registration fees	54
Shareholder servicing fees - Class C	802
Shareholder servicing fees - Class E	94
Shareholder servicing fees - Class R2	229
Shareholder servicing fees - Class R3	190
Trustees’ fees	26
Printing fees	13
Miscellaneous	20
Expenses before reductions	9,226
Expense reductions	(1,849)
Net expenses	7,377
Net investment income (loss)	10,465

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	40,611
Capital gain distributions from Underlying Funds	733
Net realized gain (loss)	41,344
Net change in unrealized appreciation (depreciation) on investments	130,719
Net realized and unrealized gain (loss)	172,063
Net Increase (Decrease) in Net Assets from Operations	$182,528

See accompanying notes which are an integral part of the financial statements.

74 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,465	$16,518
Net realized gain (loss)	41,344	54,046
Net change in unrealized appreciation (depreciation)	130,719	6,475
Net increase (decrease) in net assets from operations	182,528	77,039
Distributions
From net investment income
Class A	(2,856)	(3,094)
Class C	(3,229)	(3,883)
Class E	(531)	(761)
Class R1	(1,129)	(970)
Class R2	(1,309)	(1,434)
Class R3	(997)	(2,602)
Class S	(2,845)	(2,750)
Net decrease in net assets from distributions	(12,896)	(15,494)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(120,742)	(259,124)

Total Net Increase (Decrease) in Net Assets	48,890	(197,579)

Net Assets
Beginning of period	996,548	1,194,127
End of period	$1,045,438	$996,548
Undistributed (overdistributed) net investment income included in net assets	$(760)	$1,579

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 75

Russell Investment Company
Equity Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,828	$39,732	2,368	$21,624
Proceeds from reinvestment of distributions	288	2,829	346	3,018
Payments for shares redeemed	(5,610)	(57,399)	(5,708)	(52,295)
Net increase (decrease)	(1,494)	(14,838)	(2,994)	(27,653)
Class C
Proceeds from shares sold	4,372	41,214	4,034	33,753
Proceeds from reinvestment of distributions	357	3,188	481	3,791
Payments for shares redeemed	(8,180)	(76,583)	(10,958)	(91,961)
Net increase (decrease)	(3,451)	(32,181)	(6,443)	(54,417)
Class E
Proceeds from shares sold	703	7,088	1,534	13,369
Proceeds from reinvestment of distributions	55	529	89	756
Payments for shares redeemed	(2,609)	(26,416)	(3,481)	(30,610)
Net increase (decrease)	(1,851)	(18,799)	(1,858)	(16,485)
Class R1
Proceeds from shares sold	3,000	30,495	2,890	26,309
Proceeds from reinvestment of distributions	114	1,129	110	970
Payments for shares redeemed	(2,126)	(21,974)	(2,196)	(20,283)
Net increase (decrease)	988	9,650	804	6,996
Class R2
Proceeds from shares sold	1,739	17,432	3,752	32,382
Proceeds from reinvestment of distributions	136	1,309	167	1,434
Payments for shares redeemed	(2,927)	(29,438)	(4,147)	(37,110)
Net increase (decrease)	(1,052)	(10,697)	(228)	(3,294)
Class R3
Proceeds from shares sold	1,047	10,407	2,264	19,981
Proceeds from reinvestment of distributions	105	997	311	2,603
Payments for shares redeemed	(3,208)	(32,245)	(21,683)	(188,777)
Net increase (decrease)	(2,056)	(20,841)	(19,108)	(166,193)
Class S
Proceeds from shares sold	5,906	61,416	5,704	52,951
Proceeds from reinvestment of distributions	280	2,758	300	2,642
Payments for shares redeemed	(9,436)	(97,210)	(5,886)	(53,671)
Net increase (decrease)	(3,250)	(33,036)	118	1,922
Total increase (decrease)	(12,166)	$(120,742)	(29,709)	$(259,124)

See accompanying notes which are an integral part of the financial statements.

76 Equity Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	9.50	.12	1.75	1.87	(.13)	—
October 31, 2012	8.93	.15	.54	.69	(.12)	—
October 31, 2011	9.00	.14	(.09)	.05	(.12)	—
October 31, 2010	7.80	.10	1.19	1.29	(.09)	—
October 31, 2009	7.46	.04	.93	.97	(.03)	(.59)

Class C
October 31, 2013	8.69	.04	1.59	1.63	(.09)	—
October 31, 2012	8.21	.07	.51	.58	(.10)	—
October 31, 2011	8.34	.07	(.09)	(.02)	(.11)	—
October 31, 2010	7.27	.04	1.11	1.15	(.08)	—
October 31, 2009	7.03	(.01)	.87	.86	(.02)	(.59)

Class E
October 31, 2013	9.30	.13	1.69	1.82	(.13)	—
October 31, 2012	8.75	.14	.53	.67	(.12)	—
October 31, 2011	8.81	.20	(.14)	.06	(.12)	—
October 31, 2010	7.64	.10	1.17	1.27	(.10)	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)

Class R1
October 31, 2013	9.53	.15	1.77	1.92	(.16)	—
October 31, 2012	8.95	.18	.55	.73	(.15)	—
October 31, 2011	8.99	.16	(.08)	.08	(.12)	—
October 31, 2010	7.78	.12	1.19	1.31	(.10)	—
October 31, 2009	7.43	.05	.94	.99	(.04)	(.59)

Class R2
October 31, 2013	9.32	.14	1.71	1.85	(.14)	—
October 31, 2012	8.77	.16	.52	.68	(.13)	—
October 31, 2011	8.82	.09	(.02)	.07	(.12)	—
October 31, 2010	7.64	.10	1.18	1.28	(.10)	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)

Class R3
October 31, 2013	9.23	.11	1.69	1.80	(.12)	—
October 31, 2012	8.68	.16	.51	.67	(.12)	—
October 31, 2011	8.76	.13	(.09)	.04	(.12)	—
October 31, 2010	7.60	.08	1.17	1.25	(.09)	—
October 31, 2009	7.30	.03	.90	.93	(.03)	(.59)

Class S
October 31, 2013	9.52	.15	1.75	1.90	(.15)	—
October 31, 2012	8.95	.17	.54	.71	(.14)	—
October 31, 2011	9.00	.17	(.10)	.07	(.12)	—
October 31, 2010	7.78	.12	1.20	1.32	(.10)	—
October 31, 2009	7.43	.06	.93	.99	(.04)	(.59)

See accompanying notes which are an integral part of the financial statements.
78 Equity Growth Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Capital	Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

—	(.13)	11.24	19.86	241,814.71		.57	1.17	14
—	(.12)	9.50	7.90	218,585.71		.56	1.61	24
—	(.12)	8.93	.46	232,317.74		.55	1.52	7
—	(.09)	9.00	16.70	262,968.72		.54	1.23	28
(.01)	(.63)	7.80	15.35	252,855.71		.52	.64	5

—	(.09)	10.23	18.95	331,940	1.46	1.32	.42	14
—	(.10)	8.69	7.12	311,910	1.46	1.31	.86	24
—	(.11)	8.21	(.34)	347,822	1.49	1.30	.76	7
—	(.08)	8.34	15.95	391,560	1.47	1.29	.51	28
(.01)	(.62)	7.27	14.58	386,145	1.46	1.27	(.12)	5

—	(.13)	10.99	19.74	29,977.72		.57	1.29	14
—	(.12)	9.30	7.84	42,548.71		.56	1.60	24
—	(.12)	8.75	.59	56,276.73		.55	2.12	7
—	(.10)	8.81	16.66	171,027.72		.54	1.23	28
(.01)	(.63)	7.64	15.38	178,858.71		.52	.64	5

—	(.16)	11.29	20.37	87,682.46		.17	1.40	14
—	(.15)	9.53	8.29	64,614.46		.14	1.95	24
—	(.12)	8.95	.87	53,489.49		.12	1.76	7
—	(.10)	8.99	17.00	39,248.47		.27	1.39	28
(.01)	(.64)	7.78	15.71	15,197.46		.27	.79	5

—	(.14)	11.03	20.07	92,890.71		.42	1.34	14
—	(.13)	9.32	7.94	88,307.71		.39	1.83	24
—	(.12)	8.77	.75	85,039.75		.37	.96	7
—	(.10)	8.82	16.79	23,017.72		.52	1.20	28
(.01)	(.63)	7.64	15.37	23,023.71		.52	.65	5

—	(.12)	10.91	19.71	70,233.97		.67	1.14	14
—	(.12)	9.23	7.81	78,384.96		.64	1.78	24
—	(.12)	8.68	.37	239,637.99		.62	1.47	7
—	(.09)	8.76	16.54	290,176.97		.78	1.03	28
(.01)	(.63)	7.60	15.02	296,569.96		.77	.39	5

—	(.15)	11.27	20.15	190,902.46		.32	1.46	14
—	(.14)	9.52	8.06	192,200.47		.31	1.82	24
—	(.12)	8.95	.74	179,547.49		.30	1.81	7
—	(.10)	9.00	17.13	189,067.47		.29	1.48	28
(.01)	(.64)	7.78	15.69	193,608.46		.27	.93	5

See accompanying notes which are an integral part of the financial statements.
Equity Growth Strategy Fund 79

Russell Investment Company
2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2015 Strategy Fund - Class R1			2015 Strategy Fund - Class R3
	Total			Total
	Return			Return
1 Year	7.49%		1 Year	6.85%
5 Years	10.54	%§	5 Years	9.98	%§
Inception*	4.96	%§	Inception*	4.43	%§

2015 Strategy Fund - Class R2			Barclays U.S. Aggregate Bond Index **
	Total			Total
	Return			Return
1 Year	7.21%		1 Year	(1.08)%
5 Years	10.24	%§	5 Years	6.09	%§
Inception*	4.69	%§	Inception*	4.70	%§

80 2015 Strategy Fund

Russell Investment Company
2015 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2015 Strategy Fund (the “Fund”) is a fund of funds that	U.S. equities were up 28.99% as measured by the Russell 3000®
invests in other Russell Investment Company mutual funds (the	Index. International equities were also up 25.10% as measured
“Underlying Funds”). The Underlying Funds employ a multi-	by the Russell Developed ex-U.S. Large Cap Index. The general
manager approach whereby portions of the Underlying Funds	outperformance of equities over fixed income was a large driver
are allocated to different money managers. Underlying Fund	of the Fund’s positive benchmark relative performance, as fixed
assets not allocated to money managers are managed by Russell	income markets finished slightly negative, down 1.08% as
Investment Management Company (“RIMCo”), the Fund’s and	measured by the Barclays U.S. Aggregate Bond Index.
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	Global REITs (represented by the FTSE/EPRA NAREIT
advisor, may change the allocation of the Underlying Funds’	Developed Index) finished the fiscal year up 12.38% and
assets among money managers at any time. An exemptive order	outperformed fixed income markets, which was beneficial given
from the Securities and Exchange Commission (“SEC”) permits	the Fund’s allocation to the Russell Global Real Estate Securities
RIMCo to engage or terminate a money manager in an Underlying	Fund. Commodities continued their bear market run for the fiscal
Fund at any time, subject to approval by the Underlying Fund’s	year, as the market lost 12.21% for the fiscal year (as represented
Board, without a shareholder vote. Pursuant to the terms of the	by the Dow Jones UBS Commodity Index Total Return) and largely
exemptive order, an Underlying Fund is required to notify its	underperformed broader equity and fixed income markets. As a
shareholders within 90 days of when a money manager begins	result, the Fund’s allocation to the Russell Commodity Strategies
providing services.	Fund negatively impacted Fund performance.
What is the Fund’s investment objective?	In fixed income, macroeconomic themes were large drivers of
The Fund seeks to provide capital growth and income consistent	bond market performance. In particular, speculation around the
with its current asset allocation which will change over time, with	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
an increasing allocation to fixed income funds.	drove fixed income volatility as U.S. Treasury rates rose and
The Fund pursues this objective by investing in a diversified	subsequently fell on the back of Fed announcements. Overall,
portfolio that, as of October 31, 2013, consisted of approximately	exposure to other asset classes in addition to fixed income
30% equity Underlying Funds, 64% fixed income Underlying	benefited the Fund’s benchmark relative performance.
Funds and 6% alternative Underlying Funds. The Fund’s	How did the investment strategies and techniques employed
allocation to fixed income Underlying Funds will be fixed at 68%	by the Fund and the Underlying Funds affect the Fund’s
in approximately the year 2015.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2013?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2013, the 2015 Strategy	Underlying Funds in which the Fund invests.
Fund’s Class R1, Class R2 and Class R3 Shares gained 7.49%,	The Fund’s strategic allocation to fixed income Underlying
7.21% and 6.85%, respectively. This is compared to the	Funds was generally positive. An allocation to the Russell Short
Fund’s primary benchmark, the Barclays U.S. Aggregate Bond	Duration Fund benefited, as this Underlying Fund outperformed
Index, which lost 1.08% during the same period. The Fund’s	the Fund’s benchmark. An allocation to the Russell Strategic
performance includes operating expenses, whereas index returns	Bond Fund was also beneficial, while an allocation to the Russell
are unmanaged and do not include expenses of any kind.	Investment Grade Bond Fund was slightly negative. Results of
For the fiscal year ended October 31, 2013, the Lipper® Mixed	Underlying Fund active management were mixed. For the Russell
Asset Target 2015 Funds Average gained 10.36%. This result	Strategic Bond Fund and Russell Investment Grade Bond Fund,
serves as a peer comparison and is expressed net of operating	exposure to non-agency mortgages and commercial mortgage
expenses.	backed securities and an overweight to corporate credit helped, while negative currency positioning detracted.
The Fund’s outperformance relative to the Barclays U.S. Aggregate
Bond Index was due to the Fund’s out-of-benchmark allocation	The Fund’s strategic allocation to the Russell International
to equities and global real estate securities, which outperformed	Developed Market Fund, Russell Global Equity Fund and Russell
fixed income securities over the period.	Emerging Markets Fund benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark.
How did the market conditions described in the Market	From an active management standpoint, performance of these
Summary report affect the Fund’s performance?	Underlying Funds was mixed. The Russell International
It was a strong equity market environment for the fiscal year	Developed Markets Fund underperformed the broad non-U.S.
ending October 31, 2013. Global equities were led by the U.S., as	equity market as represented by the Russell Developed ex-U.S.

2015 Strategy Fund 81

Russell Investment Company
2015 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Large Cap™ Index Net, while the Russell Global Equity Fund	strategic allocation to the Russell Commodity Strategies Fund
outperformed the broad global equity market as represented	detracted, as the commodities asset class underperformed the
by the Russell Developed Large Cap Net Index. The Russell	Fund’s benchmark.
Emerging Markets Fund underperformed its Russell Emerging
Markets Net Index. Exposure to emerging markets detracted from	Describe any changes to the Fund’s structure or allocation
performance of the Russell International Developed Market Fund	to the Underlying Funds.
against its respective benchmark, while positive stock selection	Pursuant to the Fund’s investment objective, the Fund changes
within the U.S. and Europe benefited performance of the Russell	its allocation to the Underlying Funds in which it invests once
Global Equity Fund’s performance against its benchmark.	a year, typically near year end. In connection with this annual reallocation, the Fund shifted its asset allocation from 62% to
The Fund’s strategic allocation to U.S. large cap and small cap	64% fixed income Underlying Funds and 38% to 36% equity and
Underlying Funds benefited the Fund’s benchmark relative	alternative Underlying Funds on December 28, 2012, generally
performance, as broad U.S. equities outperformed core fixed	increasing its allocation to fixed income Underlying Funds.
income for the period. However, each of the large cap U.S.
equity Underlying Funds underperformed its respective U.S.	The views expressed in this report reflect those of the
equity market segment as represented by each Fund’s primary	portfolio managers only through the end of the period
benchmark. In particular, the Russell U.S. Core Equity Fund	covered by the report. These views do not necessarily
underperformed the Russell 1000® Index. Stock selection within	represent the views of RIMCo or any other person in RIMCo
the consumer discretionary sector detracted from performance.	or any other affiliated organization. These views are subject
The Russell U.S. Small Cap Equity Fund outperformed its	to change at any time based upon market conditions or
benchmark, driven by an underweight to REITs and utility stocks.	other events, and RIMCo disclaims any responsibility to
The Fund’s strategic allocation to alternative Underlying Funds	update the views contained herein. These views should not
had mixed effects on performance. The Fund’s allocation to the	be relied on as investment advice and, because investment
Russell Global Real Estate Securities Fund was positive as the	decisions for a Russell Investment Company (“RIC”) Fund
asset class outperformed the Fund’s benchmark. The Fund’s	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

82 2015 Strategy Fund

Russell Investment Company
2015 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,015.70	$1,025.21
Actual Expenses	Expenses Paid During Period*	$—	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
		Actual	return before
that you paid over the period. Simply divide your account value by	Class R2	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2013	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2013	$1,014.40	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R3	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,013.20	$1,022.68
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$2.54	$2.55
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Strategy Fund 83

Russell Investment Company
2015 Strategy Fund

Schedule of Investments — October 31, 2013

See accompanying notes which are an integral part of the financial statements.

84 2015 Strategy Fund

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Russell Short Duration Bond Fund	72,040	1,395
Other Russell Investment			Russell Strategic Bond Fund	1,277,027	13,945
Company Series Mutual Funds -					22,310
Class Y Shares			International Equities - 15.4%
Alternative Funds - 5.5%			Russell Emerging Markets Fund	29,086	557
			Russell Global Equity Fund	180,952	2,016
Russell Commodity Strategies Fund	114,804	967	Russell International Developed Markets
Russell Global Real Estate Securities			Fund	76,255	2,776
Fund	23,458	965			5,349
		1,932

Domestic Equities - 15.0%			Total Investments 100.0%
Russell U.S. Core Equity Fund	40,305	1,534	(identified cost $29,305)		34,815
Russell U.S. Defensive Equity Fund	48,908	1,959
Russell U.S. Dynamic Equity Fund	71,911	903	Other Assets and Liabilities,
Russell U.S. Small Cap Equity Fund	24,638	828	Net - (0.0%)		(6)
		5,224

Fixed Income - 64.1%			Net Assets - 100.0%		34,809
Russell Investment Grade Bond Fund	318,133	6,970

Presentation of Portfolio Holdings

	% of Net
Categories	Assets
Alternative Funds		5.5
Domestic Equities		15.0
Fixed Income		64.1
International Equities		15.4
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0

* Less than .05% of net assets.

Russell Investment Company
2015 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$29,305
Investments, at fair value	34,815
Receivables:
Fund shares sold	19
Total assets	34,834
Liabilities
Payables:
Investments purchased	17
Fund shares redeemed	2
Accrued fees to affiliates	6
Total liabilities	25
Net Assets	$34,809
Net Assets Consist of:
Accumulated net realized gain (loss)	$2,202
Unrealized appreciation (depreciation) on investments	5,510
Shares of beneficial interest	32
Additional paid-in capital	27,065
Net Assets	$34,809
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.76
Class R1 — Net assets	$18,349,331
Class R1 — Shares outstanding ($.01 par value)	1,706,023
Net asset value per share: Class R2(#)	$10.75
Class R2 — Net assets	$5,362,520
Class R2 — Shares outstanding ($.01 par value)	498,978
Net asset value per share: Class R3(#)	$10.75
Class R3 — Net assets	$11,097,360
Class R3 — Shares outstanding ($.01 par value)	1,032,617
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund 85

Russell Investment Company
2015 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$1,656

Expenses
Distribution fees - Class R3	29
Shareholder servicing fees - Class R2	14
Shareholder servicing fees - Class R3	29
Total expenses	72
Net investment income (loss)	1,584

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,506
Capital gain distributions from Underlying Funds	161
Net realized gain (loss)	2,667
Net change in unrealized appreciation (depreciation) on investments	(1,263)
Net realized and unrealized gain (loss)	1,404
Net Increase (Decrease) in Net Assets from Operations	$2,988

See accompanying notes which are an integral part of the financial statements.

86 2015 Strategy Fund

Russell Investment Company
2015 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,584	$1,472
Net realized gain (loss)	2,667	591
Net change in unrealized appreciation (depreciation)	(1,263)	2,475
Net increase (decrease) in net assets from operations	2,988	4,538
Distributions
From net investment income
Class R1	(1,141)	(1,019)
Class R2	(164)	(160)
Class R3	(280)	(293)
From net realized gain
Class R1	(500)	(88)
Class R2	(77)	(17)
Class R3	(140)	(38)
Net decrease in net assets from distributions	(2,302)	(1,615)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(22,261)	(3,993)

Total Net Increase (Decrease) in Net Assets	(21,575)	(1,070)

Net Assets
Beginning of period	56,384	57,454
End of period	$34,809	$56,384
Undistributed (overdistributed) net investment income included in net assets	$—	$1

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund 87

Russell Investment Company
2015 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,343	$14,097	1,071	$10,822
Proceeds from reinvestment of distributions	160	1,641	112	1,107
Payments for shares redeemed	(3,628)	(37,564)	(883)	(8,913)
Net increase (decrease)	(2,125)	(21,826)	300	3,016
Class R2
Proceeds from shares sold	298	3,134	188	1,890
Proceeds from reinvestment of distributions	23	241	18	177
Payments for shares redeemed	(347)	(3,642)	(420)	(4,164)
Net increase (decrease)	(26)	(267)	(214)	(2,097)
Class R3
Proceeds from shares sold	414	4,318	475	4,797
Proceeds from reinvestment of distributions	41	420	34	330
Payments for shares redeemed	(467)	(4,906)	(987)	(10,039)
Net increase (decrease)	(12)	(168)	(478)	(4,912)
Total increase (decrease)	(2,163)	$(22,261)	(392)	$(3,993)

See accompanying notes which are an integral part of the financial statements.

88 2015 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2015 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2013	10.44	.36	.40	.76	(.31)	(.13)
October 31, 2012	9.92	.27	.54	.81	(.27)	(.02)
October 31, 2011	10.05	.38	(.06)	.32	(.42)	(.03)
October 31, 2010	8.96	.24	1.13	1.37	(.28)	—
October 31, 2009	7.80	.24	1.16	1.40	(.24)	—

Class R2
October 31, 2013	10.43	.28	.45	.73	(.28)	(.13)
October 31, 2012	9.91	.27	.51	.78	(.24)	(.02)
October 31, 2011	10.04	.38	(.08)	.30	(.40)	(.03)
October 31, 2010	8.96	.25	1.09	1.34	(.26)	—
October 31, 2009	7.80	.24	1.14	1.38	(.22)	—

Class R3
October 31, 2013	10.44	.26	.44	.70	(.26)	(.13)
October 31, 2012	9.91	.24	.52	.76	(.21)	(.02)
October 31, 2011	10.04	.33	(.06)	.27	(.37)	(.03)
October 31, 2010	8.95	.23	1.10	1.33	(.24)	—
October 31, 2009	7.80	.22	1.14	1.36	(.21)	—

See accompanying notes which are an integral part of the financial statements.
90 2015 Strategy Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	(b)(e)	Turnover Rate

(.44)	10.76	7.49	18,349	—	—	3.43	36
(.29)	10.44	8.45	40,004	—	—	2.63	28
(.45)	9.92	3.29	35,040	—	—	3.83	26
(.28)	10.05	15.60	23,319.70		—	2.56	44
(.24)	8.96	18.57	4,382	1.86	—	2.80	14

(.41)	10.75	7.21	5,363.25		.25	2.64	36
(.26)	10.43	8.13	5,473.25		.25	2.63	28
(.43)	9.91	3.02	7,321.25		.25	3.81	26
(.26)	10.04	15.23	7,207	1.00	.25	2.63	44
(.22)	8.96	18.31	2,003	2.52	.25	2.92	14

(.39)	10.75	6.85	11,097.50		.50	2.47	36
(.23)	10.44	7.90	10,907.50		.50	2.38	28
(.40)	9.91	2.78	15,093.50		.50	3.26	26
(.24)	10.04	15.08	10,836	1.26	.50	2.40	44
(.21)	8.95	17.97	6,460	2.56	.50	2.72	14

See accompanying notes which are an integral part of the financial statements.
2015 Strategy Fund 91

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2020 Strategy Fund - Class A‡			2020 Strategy Fund - Class R3‡‡‡‡
	Total			Total
	Return			Return
1 Year	3.23%		1 Year	9.23%
5 Years	9.51	%§	5 Years	10.60	%§
Inception*	4.37	%§	Inception*	4.82	%§

2020 Strategy Fund - Class E			2020 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	9.48%		1 Year	9.77%
5 Years	10.89	%§	5 Years	11.15	%§
Inception*	5.10	%§	Inception*	5.35	%§

2020 Strategy Fund - Class R1‡‡			Barclays U.S. Aggregate Bond Index **
	Total			Total
	Return			Return
1 Year	9.77%		1 Year	(1.08)%
5 Years	11.13	%§	5 Years	6.09	%§
Inception*	5.35	%§	Inception*	4.77	%§

2020 Strategy Fund - Class R2‡‡‡
	Total
	Return
1 Year	9.48%
5 Years	10.87	%§
Inception*	5.08	%§

92 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2020 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S., as
“Underlying Funds”). The Underlying Funds employ a multi-	U.S. equities were up 28.99% as measured by the Russell 3000®
manager approach whereby portions of the Underlying Funds	Index. International equities were also up 25.10% as measured
are allocated to different money managers. Underlying Fund	by the Russell Developed ex-U.S. Large Cap Index. The general
assets not allocated to money managers are managed by Russell	outperformance of equities over fixed income was a large driver
Investment Management Company (“RIMCo”), the Fund’s and	of the Fund’s positive benchmark relative performance, as fixed
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	income markets finished slightly negative, down 1.08% as
advisor, may change the allocation of the Underlying Funds’	measured by the Barclays U.S. Aggregate Bond Index.
assets among money managers at any time. An exemptive order	Global REITs (represented by the FTSE/EPRA NAREIT
from the Securities and Exchange Commission (“SEC”) permits	Developed Index) finished the fiscal year up 12.38% and
RIMCo to engage or terminate a money manager in an Underlying	outperformed fixed income markets, which was beneficial given
Fund at any time, subject to approval by the Underlying Fund’s	the Fund’s allocation to the Russell Global Real Estate Securities
Board, without a shareholder vote. Pursuant to the terms of the	Fund. Commodities continued their bear market run for the fiscal
exemptive order, an Underlying Fund is required to notify its	year, as the market lost 12.21% for the fiscal year (as represented
shareholders within 90 days of when a money manager begins	by the Dow Jones UBS Commodity Index Total Return) and largely
providing services.	underperformed broader equity and fixed income markets. As a
What is the Fund’s investment objective?	result, the Fund’s allocation to the Russell Commodity Strategies
The Fund seeks to provide capital growth and income consistent	Fund negatively impacted Fund performance.
with its current asset allocation which will change over time, with	In fixed income, macroeconomic themes were large drivers of
an increasing allocation to fixed income funds.	bond market performance. In particular, speculation around the
The Fund pursues this objective by investing in a diversified	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
portfolio that, as of October 31, 2013, consisted of approximately	drove fixed income volatility as U.S. Treasury rates rose and
40% equity Underlying Funds, 54% fixed income Underlying	subsequently fell on the back of Fed announcements. Overall,
Funds and 6% alternative Underlying Funds. The Fund’s	exposure to other asset classes in addition to fixed income
allocation to fixed income Underlying Funds will be fixed at 68%	benefited the Fund’s benchmark relative performance.
in approximately the year 2020.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and the Underlying Funds affect the Fund’s
fiscal year ended October 31, 2013?	performance?
For the fiscal year ended October 31, 2013, the 2020 Strategy	The Fund is a fund of funds and its performance is based on
Fund’s Class A, Class E, Class R1, Class R2, Class R3 and	RIMCo’s strategic asset allocations and the performance of the
Class S gained 9.52%, 9.48%, 9.77%, 9.48%, 9.23%and 9.77%,	Underlying Funds in which the Fund invests.
respectively. This is compared to the Funds primary benchmark,	From a fixed income perspective, an allocation to the Russell
the Barclays U.S. Aggregate Bond Index, which lost 1.08% during	Strategic Bond Fund was beneficial while an allocation to the
the same period. The Fund’s performance includes operating	Russell Investment Grade Bond Fund was slightly negative.
expenses, whereas index returns are unmanaged and do not	Results of Underlying Fund active management were mixed. For
include expenses of any kind.	the Russell Strategic Bond Fund and Russell Investment Grade
For the fiscal year ended October 31, 2013, the Lipper® Mixed	Bond Fund, exposure to non-agency mortgages and commercial
Asset Target 2020 Funds Average gained 13.08%. This result	mortgage backed securities and an overweight to corporate credit
serves as a peer comparison and is expressed net of operating	helped, while negative currency positioning detracted.
expenses.	The Fund’s strategic allocation to the Russell International
The Fund’s outperformance relative to the Barclays U.S. Aggregate	Developed Market Fund, Russell Global Equity Fund and Russell
Bond Index was due to the Fund’s out-of-benchmark allocation	Emerging Markets Fund benefited the Fund’s benchmark relative
to equities and global real estate securities, which outperformed	performance, as each outperformed the Fund’s benchmark.
fixed income securities over the period.	From an active management standpoint, performance of these
Underlying Funds was mixed. The Russell International
How did the market conditions described in the Market	Developed Markets Fund underperformed the broad non-U.S.
Summary report affect the Fund’s performance?	equity market as represented by the Russell Developed ex-U.S.
Large Cap™ Index Net, while the Russell Global Equity Fund

2020 Strategy Fund 93

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

outperformed the broad global equity market as represented	detracted, as the commodities asset class underperformed the
by the Russell Developed Large Cap Net Index. The Russell	Fund’s benchmark.
Emerging Markets Fund underperformed its Russell Emerging
Markets Net Index. Exposure to emerging markets detracted from	Describe any changes to the Fund’s structure or allocation
performance of the Russell International Developed Market Fund	to the Underlying Funds.
against its respective benchmark, while positive stock selection	Pursuant to the Fund’s investment objective, the Fund changes
within the U.S. and Europe benefited performance of the Russell	its allocation to the Underlying Funds in which it invests once
Global Equity Fund’s performance against its benchmark.	a year, typically near year end. In connection with the annual reallocation, the Fund shifted its asset allocation from 52% to
The Fund’s strategic allocation to U.S. large cap and small cap	54% fixed income Underlying Funds, and 48% to 46% equity and
Underlying Funds benefited the Fund’s benchmark relative	alternative Underlying Funds on December 28, 2012, generally
performance, as broad U.S. equities outperformed core fixed	increasing its allocation to fixed income Underlying Funds.
income for the period. However, each of the large cap U.S.
equity Underlying Funds underperformed its respective U.S.	The views expressed in this report reflect those of the
equity market segment as represented by each Fund’s primary	portfolio managers only through the end of the period
benchmark. In particular, the Russell U.S. Core Equity Fund	covered by the report. These views do not necessarily
underperformed the Russell 1000® Index. Stock selection within	represent the views of RIMCo or any other person in RIMCo
the consumer discretionary sector detracted from performance.	or any other affiliated organization. These views are subject
The Russell U.S. Small Cap Equity Fund outperformed its	to change at any time based upon market conditions or
benchmark, driven by an underweight to REITs and utility stocks.	other events, and RIMCo disclaims any responsibility to
The Fund’s strategic allocation to alternative Underlying Funds	update the views contained herein. These views should not
had mixed effects on performance. The Fund’s allocation to the	be relied on as investment advice and, because investment
Russell Global Real Estate Securities Fund was positive as the	decisions for a Russell Investment Company (“RIC”) Fund
asset class outperformed the Fund’s benchmark. The Fund’s	are based on numerous factors, should not be relied on as
strategic allocation to the Russell Commodity Strategies Fund	an indication of investment decisions of any RIC Fund.

* The Fund first issued Class D, E and S Shares on January 3, 2005.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on September 1, 2005.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 7, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R2 Shares on September 8, 2006.  The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E
Shares.

‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

94 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,024.80	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.28	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class E	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2013	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2013	$1,025.50	$1,023.95
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$1.28	$1.28
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
based on the Fund’s actual expense ratio and an assumed rate of	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
return of 5% per year before expenses, which is not the Fund’s	year period).
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or			Hypothetical
Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class R1	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
5% hypothetical examples that appear in the shareholder reports	May 1, 2013	$1,000.00	$1,000.00
of other funds.	Ending Account Value
	October 31, 2013	$1,026.90	$1,025.21
	Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

2020 Strategy Fund 95

Russell Investment Company
2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,025.40	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,024.20	$1,022.68
Expenses Paid During Period*	$2.55	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,026.90	$1,025.21
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

96 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Russell Strategic Bond Fund	7,094,613	77,473
Other Russell Investment					104,562
Company Series Mutual Funds -			International Equities - 19.4%
Class Y Shares			Russell Emerging Markets Fund	232,683	4,454

Alternative Funds - 6.2%			Russell Global Equity Fund	1,148,943	12,799
			Russell International Developed Markets
Russell Commodity Strategies Fund	744,820	6,271	Fund	559,760	20,381
Russell Global Real Estate Securities					37,634
Fund	140,366	5,776
		12,047
			Total Investments 100.0%
Domestic Equities - 20.4%			(identified cost $151,762)		193,667
Russell U.S. Core Equity Fund	332,057	12,638
Russell U.S. Defensive Equity Fund	306,467	12,277	Other Assets and Liabilities,
Russell U.S. Dynamic Equity Fund	648,929	8,151	Net - (0.0%)		(27)
Russell U.S. Small Cap Equity Fund	189,336	6,358
		39,424	Net Assets - 100.0%		193,640

Fixed Income - 54.0%
Russell Investment Grade Bond Fund	1,236,370	27,089

Presentation of Portfolio Holdings

	% of Net
Categories	Assets
Alternative Funds		6.2
Domestic Equities		20.4
Fixed Income		54.0
International Equities		19.4
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 97

Russell Investment Company
2020 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$151,762
Investments, at fair value	193,667
Receivables:
Investments sold	81
Fund shares sold	75
Total assets	193,823
Liabilities
Payables:
Fund shares redeemed	152
Accrued fees to affiliates	31
Total liabilities	183
Net Assets	$193,640
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	643
Unrealized appreciation (depreciation) on investments	41,905
Shares of beneficial interest	162
Additional paid-in capital	150,928
Net Assets	$193,640
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.92
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.65
Class A — Net assets	$1,459,515
Class A — Shares outstanding ($.01 par value)	122,394
Net asset value per share: Class E(#)	$11.94
Class E — Net assets	$2,239,471
Class E — Shares outstanding ($.01 par value)	187,517
Net asset value per share: Class R1(#)	$11.93
Class R1 — Net assets	$92,947,225
Class R1 — Shares outstanding ($.01 par value)	7,792,782
Net asset value per share: Class R2(#)	$11.92
Class R2 — Net assets	$17,171,862
Class R2 — Shares outstanding ($.01 par value)	1,440,482
Net asset value per share: Class R3(#)	$11.90
Class R3 — Net assets	$59,271,106
Class R3 — Shares outstanding ($.01 par value)	4,980,689
Net asset value per share: Class S(#)	$11.93
Class S — Net assets	$20,550,496
Class S — Shares outstanding ($.01 par value)	1,722,915
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

98 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$6,475

Expenses
Distribution fees - Class A	3
Distribution fees - Class R3	162
Shareholder servicing fees - Class E	6
Shareholder servicing fees - Class R2	49
Shareholder servicing fees - Class R3	162
Total expenses	382
Net investment income (loss)	6,093

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,214
Capital gain distributions from Underlying Funds	438
Net realized gain (loss)	9,652
Net change in unrealized appreciation (depreciation) on investments	3,755
Net realized and unrealized gain (loss)	13,407
Net Increase (Decrease) in Net Assets from Operations	$19,500

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 99

Russell Investment Company
2020 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,093	$6,052
Net realized gain (loss)	9,652	593
Net change in unrealized appreciation (depreciation)	3,755	13,608
Net increase (decrease) in net assets from operations	19,500	20,253
Distributions
From net investment income
Class A	(25)	(34)
Class E	(58)	(54)
Class R1	(3,377)	(3,018)
Class R2	(511)	(748)
Class R3	(1,535)	(1,613)
Class S	(590)	(580)
Net decrease in net assets from distributions	(6,096)	(6,047)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(58,301)	(46,475)

Total Net Increase (Decrease) in Net Assets	(44,897)	(32,269)

Net Assets
Beginning of period	238,537	270,806
End of period	$193,640	$238,537
Undistributed (overdistributed) net investment income included in net assets	$2	$5

See accompanying notes which are an integral part of the financial statements.

100 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	52	$600	1	$16
Proceeds from reinvestment of distributions	2	24	3	31
Payments for shares redeemed	(12)	(139)	(105)	(1,115)
Net increase (decrease)	42	485	(101)	(1,068)
Class E
Proceeds from shares sold	17	197	41	458
Proceeds from reinvestment of distributions	5	58	5	54
Payments for shares redeemed	(48)	(544)	(66)	(714)
Net increase (decrease)	(26)	(289)	(20)	(202)
Class R1
Proceeds from shares sold	2,561	29,401	2,958	32,063
Proceeds from reinvestment of distributions	300	3,376	286	3,016
Payments for shares redeemed	(5,917)	(67,478)	(2,961)	(32,062)
Net increase (decrease)	(3,056)	(34,701)	283	3,017
Class R2
Proceeds from shares sold	357	4,119	638	6,887
Proceeds from reinvestment of distributions	46	511	71	748
Payments for shares redeemed	(1,123)	(12,815)	(2,743)	(29,313)
Net increase (decrease)	(720)	(8,185)	(2,034)	(21,678)
Class R3
Proceeds from shares sold	1,530	17,460	1,948	20,964
Proceeds from reinvestment of distributions	137	1,535	154	1,613
Payments for shares redeemed	(2,750)	(31,485)	(4,754)	(51,100)
Net increase (decrease)	(1,083)	(12,490)	(2,652)	(28,523)
Class S
Proceeds from shares sold	436	4,993	897	9,655
Proceeds from reinvestment of distributions	52	590	55	580
Payments for shares redeemed	(759)	(8,704)	(754)	(8,256)
Net increase (decrease)	(271)	(3,121)	198	1,979
Total increase (decrease)	(5,114)	$(58,301)	(4,326)	$(46,475)

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 101

Russell Investment Company
2020 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	11.17	.24	.80	1.04	(.29)
October 31, 2012	10.55	.32	.54	.86	(.24)
October 31, 2011	10.63	.42	(.11)	.31	(.39)
October 31, 2010	9.42	.25	1.23	1.48	(.27)
October 31, 2009	8.20	.24	1.21	1.45	(.23)

Class E
October 31, 2013	11.19	.30	.74	1.04	(.29)
October 31, 2012	10.57	.25	.62	.87	(.25)
October 31, 2011	10.63	.88	(.56)	.32	(.38)
October 31, 2010	9.42	.26	1.22	1.48	(.27)
October 31, 2009	8.19	.24	1.22	1.46	(.23)

Class R1
October 31, 2013	11.18	.34	.73	1.07	(.32)
October 31, 2012	10.56	.27	.63	.90	(.28)
October 31, 2011	10.64	.40	(.07)	.33	(.41)
October 31, 2010	9.43	.28	1.22	1.50	(.29)
October 31, 2009	8.20	.25	1.23	1.48	(.25)

Class R2
October 31, 2013	11.17	.30	.74	1.04	(.29)
October 31, 2012	10.54	.27	.60	.87	(.24)
October 31, 2011	10.62	.36	(.06)	.30	(.38)
October 31, 2010	9.41	.26	1.22	1.48	(.27)
October 31, 2009	8.18	.24	1.22	1.46	(.23)

Class R3
October 31, 2013	11.15	.27	.74	1.01	(.26)
October 31, 2012	10.52	.23	.62	.85	(.22)
October 31, 2011	10.61	.35	(.08)	.27	(.36)
October 31, 2010	9.40	.24	1.21	1.45	(.24)
October 31, 2009	8.17	.21	1.23	1.44	(.21)

Class S
October 31, 2013	11.18	.32	.75	1.07	(.32)
October 31, 2012	10.56	.27	.63	.90	(.28)
October 31, 2011	10.64	.39	(.06)	.33	(.41)
October 31, 2010	9.42	.30	1.21	1.51	(.29)
October 31, 2009	8.19	.25	1.23	1.48	(.25)

See accompanying notes which are an integral part of the financial statements.
102 2020 Strategy Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	(b)(e)	Turnover Rate

(.29)	11.92	9.52	1,460.25		.25	2.11	15
(.24)	11.17	8.33	902.25		.25	3.02	21
(.39)	10.55	2.89	1,913.25		.25	3.85	24
(.27)	10.63	15.93	2,542.70		.25	2.46	32
(.23)	9.42	18.10	1,484.82		.25	2.91	15

(.29)	11.94	9.48	2,240.25		.25	2.62	15
(.25)	11.19	8.39	2,380.25		.25	2.30	21
(.38)	10.57	3.07	2,455.25		.25	8.23	24
(.27)	10.63	15.91	15,771.71		.25	2.62	32
(.23)	9.42	18.26	11,769.82		.25	2.83	15

(.32)	11.93	9.77	92,947	—	—	2.95	15
(.28)	11.18	8.68	121,239	—	—	2.51	21
(.41)	10.56	3.17	111,545	—	—	3.63	24
(.29)	10.64	16.31	84,152.45		—	2.84	32
(.25)	9.43	18.38	44,337.56		—	3.00	15

(.29)	11.92	9.48	17,172.25		.25	2.65	15
(.24)	11.17	8.46	24,126.25		.25	2.55	21
(.38)	10.54	2.88	44,217.25		.25	3.25	24
(.27)	10.62	15.94	44,060.71		.25	2.59	32
(.23)	9.41	18.26	26,236.82		.25	2.94	15

(.26)	11.90	9.23	59,271.50		.50	2.38	15
(.22)	11.15	8.19	67,605.50		.50	2.17	21
(.36)	10.52	2.56	91,714.50		.50	3.20	24
(.24)	10.61	15.66	90,563.96		.50	2.41	32
(.21)	9.40	18.05	74,142	1.06	.50	2.52	15

(.32)	11.93	9.77	20,550	—	—	2.80	15
(.28)	11.18	8.68	22,285	—	—	2.53	21
(.41)	10.56	3.17	18,962	—	—	3.60	24
(.29)	10.64	16.30	15,600.47		—	2.96	32
(.25)	9.42	18.53	19,494.57		—	3.06	15

See accompanying notes which are an integral part of the financial statements.
2020 Strategy Fund 103

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2025 Strategy Fund - Class R1			2025 Strategy Fund - Class R3
	Total Return			Total Return
1 Year	12.86%		1 Year	12.33%
5 Years	11.78	%§	5 Years	11.22	%§
Inception*	4.42	%§	Inception*	3.88	%§

2025 Strategy Fund - Class R2			Russell 1000® Index **
	Total Return			Total Return
1 Year	12.68%		1 Year	28.40%
5 Years	11.55	%§	5 Years	15.84	%§
Inception*	4.18	%§	Inception*	7.93	%§

104 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2025 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S.,
“Underlying Funds”). The Underlying Funds employ a multi-	as U.S. equities were up 28.99% as measured by the Russell
manager approach whereby portions of the Underlying Funds	3000® Index, outperforming international markets, which were up
are allocated to different money managers. Underlying Fund	25.10% as measured by the Russell Developed ex-U.S. Large Cap
assets not allocated to money managers are managed by Russell	Index. Thus, overall the Fund’s exposure to international equities
Investment Management Company (“RIMCo”), the Fund’s and	detracted from the Fund’s benchmark-relative performance as
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	these markets underperformed U.S. large cap equities. U.S. large
advisor, may change the allocation of the Underlying Funds’	cap equities also outperformed fixed income, as fixed income
assets among money managers at any time. An exemptive order	markets finished slightly negative, down 1.08% (as measured
from the Securities and Exchange Commission (“SEC”) permits	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
RIMCo to engage or terminate a money manager in an Underlying	exposure to fixed income was a headwind for the period.
Fund at any time, subject to approval by the Underlying Fund’s	Global REITs (represented by the FTSE/EPRA NAREIT
Board, without a shareholder vote. Pursuant to the terms of the	Developed Index) finished the fiscal year up 12.38% but
exemptive order, an Underlying Fund is required to notify its	underperformed U.S. large cap equities. Commodities continued
shareholders within 90 days of when a money manager begins	their bear market run for the fiscal year, as the market lost 12.21%
providing services.	(as represented by the Dow Jones UBS Commodity Index Total
What is the Fund’s investment objective?	Return) and largely underperformed broader equity markets. As
The Fund seeks to provide capital growth and income consistent	a result, the Fund’s allocation to these asset classes negatively
with its current asset allocation which will change over time, with	impacted the Fund’s benchmark relative performance.
an increasing allocation to fixed income funds.	In fixed income, macroeconomic themes were large drivers to
The Fund pursues this objective by investing in a diversified	bond market performance. In particular, speculation around the
portfolio that, as of October 31, 2013, consisted of approximately	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
51% equity Underlying Funds, 42% fixed income Underlying	drove fixed income volatility as U.S. Treasury rates rose and
Funds and 7% alternative Underlying Funds. The Fund’s	subsequently fell on the back of the Fed announcements. Overall,
allocation to fixed income Underlying Funds will be fixed at 68%	exposure to fixed income detracted from benchmark-relative
in approximately the year 2025.	performance, as the asset class lagged U.S. large cap equities.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2013, the 2025 Strategy	performance?
Fund’s Class R1, Class R2 and Class R3 Shares gained 12.86%,	The Fund is a fund of funds and its performance is based on
12.68% and 12.33%, respectively. This is compared to the Fund’s	RIMCo’s strategic asset allocations and the performance of the
primary benchmark, the Russell 1000® Index, which gained	Underlying Funds in which the Fund invests.
28.40% during the same period. The Fund’s performance includes	The Fund’s strategic allocation to fixed income Underlying
operating expenses, whereas index returns are unmanaged and do	Funds had a negative impact on the Fund’s benchmark relative
not include expenses of any kind.	performance, as these Underlying Funds underperformed
For the fiscal year ended October 31, 2013, the Lipper® Mixed	the Fund’s benchmark. Results of Underlying Fund active
Asset Target 2025 Funds Average gained 15.39%. This result	management were mixed. For the Russell Strategic Bond Fund
serves as a peer comparison and is expressed net of operating	and Russell Investment Grade Bond Fund, exposure to non-
expenses.	agency mortgages and commercial mortgage backed securities
The Fund’s underperformance relative to the Russell 1000® Index	and an overweight to corporate credit helped, while negative currency positioning detracted.
was due to the Fund’s out-of-benchmark allocations to non-U.S.
equity, fixed income and commodity Underlying Funds, which	The Fund’s strategic allocation to the Russell International
generally underperformed the U.S. large cap equity market as	Developed Market Fund, Russell Global Equity Fund and
represented by the Russell 1000® Index.	Russell Emerging Markets Fund detracted from the Fund’s
benchmark relative performance, as each underperformed the
How did the market conditions described in the Market	Fund’s benchmark. From an active management standpoint,
Summary report affect the Fund’s performance?	performance of these Underlying Funds was mixed. The Russell
International Developed Markets Fund underperformed the broad

2025 Strategy Fund 105

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

non-U.S. equity market as represented by the Russell Developed	detracted, as the commodities asset class underperformed the
ex-U.S. Large Cap™ Index Net, while the Russell Global Equity	Fund’s benchmark.
Fund outperformed the broad global equity market as represented
by the Russell Developed Large Cap Net Index. Exposure to	Describe any changes to the Fund’s structure or allocation
emerging markets detracted from performance of the Russell	to the Underlying Funds.
International Developed Market Fund against its respective	Pursuant to the Fund’s investment objective, the Fund changes
benchmark, while positive stock selection within the U.S. and	its allocation to the Underlying Funds in which it invests once
Europe benefited performance of the Russell Global Equity	a year, typically near year end. In connection with this annual
Fund’s performance against its benchmark.	reallocation, the Fund shifted its asset allocation from 39% to
42% fixed income Underlying Funds and 61% to 58% equity and
The Fund’s strategic allocation to U.S. large cap and small cap	alternative Underlying Funds on December 28, 2012, generally
Underlying Funds provided mixed results. Less exposure to U.S.	increasing its allocation to fixed income Underlying Funds.
large cap equities detracted but exposure to small cap benefited,
as small cap equities outperformed large cap. However, each of	The views expressed in this report reflect those of the
the large cap U.S. equity Underlying Funds underperformed its	portfolio managers only through the end of the period
respective U.S. equity market segment as represented by each	covered by the report. These views do not necessarily
Fund’s primary benchmark. In particular, the Russell U.S. Core	represent the views of RIMCo or any other person in RIMCo
Equity Fund underperformed the Russell 1000® Index. Stock	or any other affiliated organization. These views are subject
selection within the consumer discretionary sector detracted from	to change at any time based upon market conditions or
performance.	other events, and RIMCo disclaims any responsibility to
The Fund’s strategic allocation to alternative Underlying Funds	update the views contained herein. These views should not
had mixed effects on performance. The Fund’s allocation to the	be relied on as investment advice and, because investment
Russell Global Real Estate Securities Fund was positive as the	decisions for a Russell Investment Company (“RIC”) Fund
asset class outperformed the Fund’s benchmark. The Fund’s	are based on numerous factors, should not be relied on as
strategic allocation to the Russell Commodity Strategies Fund	an indication of investment decisions of any RIC Fund.

* The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

106 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,041.40	$1,025.21
Actual Expenses	Expenses Paid During Period*	$–	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
		Actual	return before
that you paid over the period. Simply divide your account value by	Class R2	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2013	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2013	$1,041.00	$1,023.95
	Expenses Paid During Period*	$1.29	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R3	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,039.00	$1,022.68
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$2.57	$2.55
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Strategy Fund 107

Russell Investment Company
2025 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Russell Strategic Bond Fund	1,691,451	18,471
Other Russell Investment					19,394
Company Series Mutual Funds -			International Equities - 24.2%
Class Y Shares			Russell Emerging Markets Fund	69,671	1,333

Alternative Funds - 6.8%			Russell Global Equity Fund	321,826	3,585
			Russell International Developed Markets
Russell Commodity Strategies Fund	211,878	1,784	Fund	170,548	6,210
Russell Global Real Estate Securities					11,128
Fund	33,353	1,373
		3,157
			Total Investments 100.0%
Domestic Equities - 26.9%			(identified cost $36,501)		46,046
Russell U.S. Core Equity Fund	114,893	4,373
Russell U.S. Defensive Equity Fund	79,399	3,181	Other Assets and Liabilities,
Russell U.S. Dynamic Equity Fund	241,430	3,032	Net - (0.0%)		(8)
Russell U.S. Small Cap Equity Fund	53,054	1,781
		12,367	Net Assets - 100.0%		46,038

Fixed Income - 42.1%
Russell Investment Grade Bond Fund	42,140	923

Presentation of Portfolio Holdings

	% of Net
Categories	Assets
Alternative Funds		6.8
Domestic Equities		26.9
Fixed Income		42.1
International Equities		24.2
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

108 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$36,501
Investments, at fair value	46,046
Receivables:
Fund shares sold	24
Total assets	46,070
Liabilities
Payables:
Investments purchased	22
Fund shares redeemed	1
Accrued fees to affiliates	9
Total liabilities	32
Net Assets	$46,038
Net Assets Consist of:
Accumulated net realized gain (loss)	$1,631
Unrealized appreciation (depreciation) on investments	9,545
Shares of beneficial interest	43
Additional paid-in capital	34,819
Net Assets	$46,038
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.80
Class R1 — Net assets	$22,716,894
Class R1 — Shares outstanding ($.01 par value)	2,102,720
Net asset value per share: Class R2(#)	$10.81
Class R2 — Net assets	$6,736,447
Class R2 — Shares outstanding ($.01 par value)	623,349
Net asset value per share: Class R3(#)	$10.77
Class R3 — Net assets	$16,584,847
Class R3 — Shares outstanding ($.01 par value)	1,539,293
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 109

Russell Investment Company
2025 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$1,434

Expenses
Distribution fees - Class R3	37
Shareholder servicing fees - Class R2	17
Shareholder servicing fees - Class R3	37
Total expenses	91
Net investment income (loss)	1,343

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,186
Capital gain distributions from Underlying Funds	34
Net realized gain (loss)	2,220
Net change in unrealized appreciation (depreciation) on investments	2,443
Net realized and unrealized gain (loss)	4,663
Net Increase (Decrease) in Net Assets from Operations	$6,006

See accompanying notes which are an integral part of the financial statements.

110 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,343	$1,175
Net realized gain (loss)	2,220	820
Net change in unrealized appreciation (depreciation)	2,443	2,486
Net increase (decrease) in net assets from operations	6,006	4,481
Distributions
From net investment income
Class R1	(903)	(730)
Class R2	(144)	(156)
Class R3	(297)	(289)
From net realized gain
Class R1	(695)	(85)
Class R2	(116)	(23)
Class R3	(273)	(49)
Net decrease in net assets from distributions	(2,428)	(1,332)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(13,000)	(169)

Total Net Increase (Decrease) in Net Assets	(9,422)	2,980

Net Assets
Beginning of period	55,460	52,480
End of period	$46,038	$55,460
Undistributed (overdistributed) net investment income included in net assets	$—	$1

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 111

Russell Investment Company
2025 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	980	$10,064	903	$8,750
Proceeds from reinvestment of distributions	161	1,598	87	815
Payments for shares redeemed	(2,523)	(25,740)	(498)	(4,800)
Net increase (decrease)	(1,382)	(14,078)	492	4,765
Class R2
Proceeds from shares sold	222	2,290	270	2,584
Proceeds from reinvestment of distributions	26	260	19	179
Payments for shares redeemed	(248)	(2,544)	(534)	(5,031)
Net increase (decrease)	—	6	(245)	(2,268)
Class R3
Proceeds from shares sold	603	6,161	565	5,459
Proceeds from reinvestment of distributions	58	570	36	338
Payments for shares redeemed	(559)	(5,659)	(868)	(8,463)
Net increase (decrease)	102	1,072	(267)	(2,666)
Total increase (decrease)	(1,280)	$(13,000)	(20)	$(169)

See accompanying notes which are an integral part of the financial statements.

112 2025 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2025 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2013	10.01	.28	.96	1.24	(.26)	(.19)
October 31, 2012	9.44	.22	.61	.83	(.23)	(.03)
October 31, 2011	9.49	.30	(.02)	.28	(.33)	—(h)
October 31, 2010	8.31	.20	1.20	1.40	(.22)	—
October 31, 2009	7.21	.15	1.09	1.24	(.14)	—

Class R2
October 31, 2013	10.01	.23	1.00	1.23	(.24)	(.19)
October 31, 2012	9.44	.22	.58	.80	(.20)	(.03)
October 31, 2011	9.48	.30	(.04)	.26	(.30)	—(h)
October 31, 2010	8.30	.20	1.18	1.38	(.20)	—
October 31, 2009	7.20	.13	1.09	1.22	(.12)	—

Class R3
October 31, 2013	9.98	.20	.99	1.19	(.21)	(.19)
October 31, 2012	9.41	.19	.58	.77	(.17)	(.03)
October 31, 2011	9.46	.25	(.02)	.23	(.28)	—(h)
October 31, 2010	8.29	.17	1.18	1.35	(.18)	—
October 31, 2009	7.20	.12	1.08	1.20	(.11)	—

See accompanying notes which are an integral part of the financial statements.
114 2025 Strategy Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	(b)(e)	Turnover Rate

(.45)	10.80	12.93	22,717	—	—	2.75	28
(.26)	10.01	9.00	34,875	—	—	2.32	37
(.33)	9.44	2.91	28,255	—	—	3.07	27
(.22)	9.49	17.14	19,470.72		—	2.30	26
(.14)	8.31	17.67	3,863	2.12	—	1.93	12

(.43)	10.81	12.68	6,736.25		.25	2.20	28
(.23)	10.01	8.67	6,235.25		.25	2.28	37
(.30)	9.44	2.74	8,188.25		.25	3.05	27
(.20)	9.48	16.89	8,541	1.01	.25	2.27	26
(.12)	8.30	17.47	3,020	2.58	.25	1.80	12

(.40)	10.77	12.41	16,585.50		.50	1.99	28
(.20)	9.98	8.40	14,350.50		.50	2.00	37
(.28)	9.41	2.42	16,037.50		.50	2.57	27
(.18)	9.46	16.54	11,365	1.24	.50	1.87	26
(.11)	8.29	17.10	5,117	2.82	.50	1.66	12

See accompanying notes which are an integral part of the financial statements.
2025 Strategy Fund 115

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2030 Strategy Fund - Class A‡			2030 Strategy Fund - Class R3‡‡‡‡
	Total			Total
	Return			Return
1 Year	9.76%		1 Year	16.13%
5 Years	10.84	%§	5 Years	11.73	%§
Inception*	3.93	%§	Inception*	4.31	%§

2030 Strategy Fund - Class E			2030 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	16.34%		1 Year	16.71%
5 Years	11.95	%§	5 Years	12.28	%§
Inception*	4.54	%§	Inception*	4.82	%§

2030 Strategy Fund - Class R1‡‡			Russell 1000® Index **
	Total			Total
	Return			Return
1 Year	16.71%		1 Year	28.40%
5 Years	12.28	%§	5 Years	15.84	%§
Inception*	4.82	%§	Inception*	6.87	%§

2030 Strategy Fund - Class R2‡‡‡
	Total
	Return
1 Year	16.33%
5 Years	11.98	%§
Inception*	4.55	%§

116 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2030 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S., as
“Underlying Funds”). The Underlying Funds employ a multi-	U.S. equities were up 28.99% as measured by the Russell 3000®
manager approach whereby portions of the Underlying Funds	Index, outperforming international markets, which were up
are allocated to different money managers. Underlying Fund	25.10% as measured by the Russell Developed ex-U.S. Large Cap
assets not allocated to money managers are managed by Russell	Index. Thus, overall the Fund’s exposure to international equities
Investment Management Company (“RIMCo”), the Fund’s and	detracted from the Fund’s benchmark-relative performance as
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	these markets underperformed U.S. large cap equities. U.S. large
advisor, may change the allocation of the Underlying Funds’	cap equities also outperformed fixed income, as fixed income
assets among money managers at any time. An exemptive order	markets finished slightly negative, down 1.08% (as measured
from the Securities and Exchange Commission (“SEC”) permits	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
RIMCo to engage or terminate a money manager in an Underlying	exposure to fixed income was a headwind for the period.
Fund at any time, subject to approval by the Underlying Fund’s	Global REITs (represented by the FTSE/EPRA NAREIT
Board, without a shareholder vote. Pursuant to the terms of the	Developed Index) finished the fiscal year up 12.38% but
exemptive order, an Underlying Fund is required to notify its	underperformed U.S. large cap equities. Commodities continued
shareholders within 90 days of when a money manager begins	their bear market run for the fiscal year, as the market lost 12.21%
providing services.	(as represented by the Dow Jones UBS Commodity Index Total
What is the Fund’s investment objective?	Return) and largely underperformed broader equity markets. As
The Fund seeks to provide capital growth and income consistent	a result, the Fund’s allocation to these asset classes negatively
with its current asset allocation which will change over time, with	impacted the Fund’s benchmark relative performance.
an increasing allocation to fixed income funds.	In fixed income, macroeconomic themes were large drivers to
The Fund pursues this objective by investing in a diversified	bond market performance. In particular, speculation around the
portfolio that, as of October 31, 2013, consisted of approximately	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
65% equity Underlying Funds, 26% fixed income Underlying	drove fixed income volatility as U.S. Treasury rates rose and
Funds and 9% alternative Underlying Funds. The Fund’s	subsequently fell on the back of the Fed announcements. Overall,
allocation to fixed income Underlying Fundswill be fixed at 68%	exposure to fixed income detracted from benchmark-relative
in approximately the year 2030.	performance, as the asset class lagged U.S. large cap equities.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2013, the 2030 Strategy	performance?
Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class	The Fund is a fund of funds and its performance is based on
S Shares gained 16.42%, 16.34%, 16.71%, 16.33%, 16.13%,	RIMCo’s strategic asset allocations and the performance of the
and 16.71%, respectively. This is compared to the Fund’s primary	Underlying Funds in which the Fund invests.
benchmark, the Russell 1000® Index, which gained 28.40%	From a fixed income perspective, an allocation to the Russell
during the same period. The Fund’s performance includes	Strategic Bond Fund was negative as it underperformed the Fund’s
operating expenses, whereas index returns are unmanaged and	benchmark. However, Underlying Fund active management
do not include expenses of any kind.	was positive as the Russell Strategic Bond Fund outperformed
For the fiscal year ended October 31, 2013, the Lipper® Mixed	its primary benchmark. Exposure to non-agency mortgages and
Asset Target 2030 Funds Average gained 18.12%. This result	commercial mortgage backed securities and an overweight to
serves as a peer comparison and is expressed net of operating	corporate credit helped, while negative currency positioning
expenses.	detracted.
The Fund’s underperformance relative to the Russell 1000®	The Fund’s strategic allocation to the Russell International
Index was due to the Fund’s out-of-benchmark allocations to	Developed Market Fund, Russell Global Equity Fund and
non-U.S. equity, fixed income and commodity Underlying Funds,	Russell Emerging Markets Fund detracted from the Fund’s
which generally underperformed the U.S. large cap equity market	benchmark relative performance, as each underperformed the
as represented by the Russell 1000® Index.	Fund’s benchmark. From an active management standpoint,
performance of these Underlying Funds was mixed. The Russell
How did the market conditions described in the Market	International Developed Markets Fund underperformed the broad
Summary report affect the Fund’s performance?	non-U.S. equity market as represented by the Russell Developed

2030 Strategy Fund 117

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

ex-U.S. Large Cap™ Index Net, while the Russell Global Equity	Commodity Strategies Fund detracted, as the both asset class
Fund outperformed the broad global equity market as represented	underperformed the Fund’s benchmark.
by the Russell Developed Large Cap Net Index. The Russell
Emerging Markets Fund underperformed its Russell Emerging	Describe any changes to the Fund’s structure or allocation
Markets Net Index. Exposure to emerging markets detracted from	to the Underlying Funds.
performance of the Russell International Developed Market Fund	Pursuant to the Fund’s investment objective, the Fund changes
against its respective benchmark, while positive stock selection	its allocation to the Underlying Funds in which it invests once
within the U.S. and Europe benefited performance of the Russell	a year, typically near year end. In connection with this annual
Global Equity Fund’s performance against its benchmark.	reallocation, the Fund shifted its asset allocation from 22% to
26% fixed income Underlying Funds and 78% to 74% equity and
The Fund’s strategic allocation to U.S. large cap and small cap	alternative Underlying Funds on December 28, 2012, generally
Underlying Funds provided mixed results. Exposure to the Russell	increasing its allocation to fixed income Underlying Funds.
U.S. Small Cap Equity Fund benefited the Fund’s benchmark
relative performance, as U.S. small cap equities outperformed	The views expressed in this report reflect those of the
U.S. large cap equities and this Underlying Fund outperformed	portfolio managers only through the end of the period
its small cap primary benchmark. However, underlying active	covered by the report. These views do not necessarily
management within the U.S. large cap equity Underlying Funds	represent the views of RIMCo or any other person in RIMCo
detracted, as each underperformed its respective U.S. equity	or any other affiliated organization. These views are subject
market segment as represented by its primary benchmark. In	to change at any time based upon market conditions or
particular, the Russell U.S. Core Equity Fund underperformed	other events, and RIMCo disclaims any responsibility to
the Russell 1000® Index. Stock selection within the consumer	update the views contained herein. These views should not
discretionary sector detracted from performance.	be relied on as investment advice and, because investment
The Fund’s strategic allocation to alternative Underlying Funds	decisions for a Russell Investment Company (“RIC”) Fund
had negative effects on performance. The Fund’s allocation to	are based on numerous factors, should not be relied on as
the Russell Global Real Estate Securities Fund and Russell	an indication of investment decisions of any RIC Fund.

* The Fund first issued Class D, E and S Shares on January 3, 2005.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on September 1, 2005.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 7, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R2 Shares on September 8, 2006.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class E
Shares.

‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

118 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,059.60	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.30	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class E	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2013	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2013	$1,059.20	$1,023.95
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$1.30	$1.28
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
based on the Fund’s actual expense ratio and an assumed rate of	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
return of 5% per year before expenses, which is not the Fund’s	year period).
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or			Hypothetical
Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class R1	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
5% hypothetical examples that appear in the shareholder reports	May 1, 2013	$1,000.00	$1,000.00
of other funds.	Ending Account Value
	October 31, 2013	$1,060.40	$1,025.21
	Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

2030 Strategy Fund 119

Russell Investment Company
2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,058.20	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,057.70	$1,022.68
Expenses Paid During Period*	$2.59	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,060.40	$1,025.21
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

120 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 99.8%			Fixed Income - 25.9%
Other Russell Investment			Russell Strategic Bond Fund	4,240,052	46,301
Company Series Mutual Funds -

Class Y Shares			International Equities - 30.5%
Alternative Funds - 9.0%			Russell Emerging Markets Fund	344,942	6,602
Russell Commodity Strategies Fund	1,121,061	9,439	Russell Global Equity Fund	1,506,686	16,785
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	159,191	6,551	Fund	858,100	31,243
		15,990			54,630

Domestic Equities - 34.4%
Russell U.S. Core Equity Fund	605,376	23,040	Total Investments 99.8%
Russell U.S. Defensive Equity Fund	347,297	13,913	(identified cost $128,945)		178,541
Russell U.S. Dynamic Equity Fund	1,200,463	15,078
Russell U.S. Small Cap Equity Fund	285,551	9,589	Other Assets and Liabilities,
		61,620	Net - 0.2%		435
			Net Assets - 100.0%		178,976

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	9.0
Domestic Equities	34.4
Fixed Income	25.9
International Equities	30.5
Total Investments	99.8
Other Assets and Liabilities, Net	0.2
100.0

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 121

Russell Investment Company
2030 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$128,945
Investments, at fair value	178,541
Receivables:
Fund shares sold	582
Total assets	179,123
Liabilities
Payables:
Investments purchased	11
Fund shares redeemed	109
Accrued fees to affiliates	27
Total liabilities	147
Net Assets	$178,976
Net Assets Consist of:
Accumulated net realized gain (loss)	$(5,779)
Unrealized appreciation (depreciation) on investments	49,596
Shares of beneficial interest	149
Additional paid-in capital	135,010
Net Assets	$178,976
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.05
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.79
Class A — Net assets	$2,320,792
Class A — Shares outstanding ($.01 par value)	192,638
Net asset value per share: Class E(#)	$11.96
Class E — Net assets	$526,682
Class E — Shares outstanding ($.01 par value)	44,037
Net asset value per share: Class R1(#)	$11.98
Class R1 — Net assets	$83,568,686
Class R1 — Shares outstanding ($.01 par value)	6,975,682
Net asset value per share: Class R2(#)	$11.96
Class R2 — Net assets	$20,147,374
Class R2 — Shares outstanding ($.01 par value)	1,684,026
Net asset value per share: Class R3(#)	$11.97
Class R3 — Net assets	$51,507,260
Class R3 — Shares outstanding ($.01 par value)	4,304,043
Net asset value per share: Class S(#)	$11.98
Class S — Net assets	$20,904,729
Class S — Shares outstanding ($.01 par value)	1,745,326
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

122 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$3,976

Expenses
Distribution fees - Class A	5
Distribution fees - Class R3	130
Shareholder servicing fees - Class E	2
Shareholder servicing fees - Class R2	51
Shareholder servicing fees - Class R3	130
Total expenses	318
Net investment income (loss)	3,658

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,089
Capital gain distributions from Underlying Funds	76
Net realized gain (loss)	6,165
Net change in unrealized appreciation (depreciation) on investments	18,028
Net realized and unrealized gain (loss)	24,193
Net Increase (Decrease) in Net Assets from Operations	$27,851

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 123

Russell Investment Company
2030 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,658	$3,632
Net realized gain (loss)	6,165	(1,205)
Net change in unrealized appreciation (depreciation)	18,028	12,727
Net increase (decrease) in net assets from operations	27,851	15,154
Distributions
From net investment income
Class A	(40)	(34)
Class E	(11)	(17)
Class R1	(1,889)	(1,687)
Class R2	(378)	(490)
Class R3	(862)	(917)
Class S	(481)	(484)
Net decrease in net assets from distributions	(3,661)	(3,629)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(31,882)	(38,233)

Total Net Increase (Decrease) in Net Assets	(7,692)	(26,708)

Net Assets
Beginning of period	186,668	213,376
End of period	$178,976	$186,668
Undistributed (overdistributed) net investment income included in net assets	$—	$3

See accompanying notes which are an integral part of the financial statements.

124 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2	$29	25	$263
Proceeds from reinvestment of distributions	4	40	2	16
Payments for shares redeemed	(6)	(70)	(18)	(181)
Net increase (decrease)	—	(1)	9	98
Class E
Proceeds from shares sold	19	208	21	213
Proceeds from reinvestment of distributions	1	11	2	17
Payments for shares redeemed	(32)	(361)	(66)	(656)
Net increase (decrease)	(12)	(142)	(43)	(426)
Class R1
Proceeds from shares sold	1,889	21,168	1,960	19,823
Proceeds from reinvestment of distributions	175	1,889	172	1,687
Payments for shares redeemed	(3,407)	(38,023)	(1,829)	(18,391)
Net increase (decrease)	(1,343)	(14,966)	303	3,119
Class R2
Proceeds from shares sold	353	3,947	592	5,965
Proceeds from reinvestment of distributions	35	378	51	491
Payments for shares redeemed	(758)	(8,378)	(2,485)	(24,563)
Net increase (decrease)	(370)	(4,053)	(1,842)	(18,107)
Class R3
Proceeds from shares sold	1,284	14,318	1,622	16,309
Proceeds from reinvestment of distributions	81	862	96	918
Payments for shares redeemed	(1,924)	(21,527)	(4,081)	(40,887)
Net increase (decrease)	(559)	(6,347)	(2,363)	(23,660)
Class S
Proceeds from shares sold	465	5,176	751	7,630
Proceeds from reinvestment of distributions	45	481	50	483
Payments for shares redeemed	(1,081)	(12,030)	(719)	(7,370)
Net increase (decrease)	(571)	(6,373)	82	743
Total increase (decrease)	(2,855)	$(31,882)	(3,854)	$(38,233)

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 125

Russell Investment Company
2030 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	10.55	.21	1.50	1.71	(.21)
October 31, 2012	9.92	.17	.64	.81	(.18)
October 31, 2011	9.92	.23	.01	.24	(.24)
October 31, 2010	8.60	.17	1.32	1.49	(.17)
October 31, 2009	7.45	.10	1.14	1.24	(.09)

Class E
October 31, 2013	10.48	.21	1.48	1.69	(.21)
October 31, 2012	9.84	.19	.63	.82	(.18)
October 31, 2011	9.87	.79	(.59)	.20	(.23)
October 31, 2010	8.56	.16	1.32	1.48	(.17)
October 31, 2009	7.46	.10	1.09	1.19	(.09)

Class R1
October 31, 2013	10.49	.24	1.49	1.73	(.24)
October 31, 2012	9.86	.20	.64	.84	(.21)
October 31, 2011	9.87	.24	.02	.26	(.27)
October 31, 2010	8.57	.19	1.30	1.49	(.19)
October 31, 2009	7.46	.11	1.11	1.22	(.11)

Class R2
October 31, 2013	10.48	.21	1.48	1.69	(.21)
October 31, 2012	9.84	.20	.61	.81	(.17)
October 31, 2011	9.85	.21	.02	.23	(.24)
October 31, 2010	8.55	.16	1.31	1.47	(.17)
October 31, 2009	7.45	.10	1.09	1.19	(.09)

Class R3
October 31, 2013	10.48	.19	1.48	1.67	(.18)
October 31, 2012	9.84	.16	.63	.79	(.15)
October 31, 2011	9.85	.21	(.01)	.20	(.21)
October 31, 2010	8.55	.14	1.31	1.45	(.15)
October 31, 2009	7.45	.08	1.10	1.18	(.08)

Class S
October 31, 2013	10.49	.24	1.49	1.73	(.24)
October 31, 2012	9.86	.20	.64	.84	(.21)
October 31, 2011	9.87	.25	.01	.26	(.27)
October 31, 2010	8.57	.18	1.31	1.49	(.19)
October 31, 2009	7.46	.12	1.09	1.22	(.11)

See accompanying notes which are an integral part of the financial statements.
126 2030 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.21)	12.05	16.42	2,321.25		.25	1.85	16
(.18)	10.55	8.32	2,033.25		.25	1.70	26
(.24)	9.92	2.39	1,820.25		.25	2.21	28
(.17)	9.92	17.51	1,603.74		.25	1.93	25
(.09)	8.60	16.92	1,791.86		.25	1.43	9

(.21)	11.96	16.34	527.25		.25	1.84	16
(.18)	10.48	8.46	589.25		.25	1.90	26
(.23)	9.84	2.02	975.25		.25	7.79	28
(.17)	9.87	17.48	14,733.73		.25	1.77	25
(.09)	8.56	16.24	10,639.85		.25	1.36	9

(.24)	11.98	16.71	83,569	—	—	2.18	16
(.21)	10.49	8.65	87,265	—	—	1.99	26
(.27)	9.86	2.55	79,046	—	—	2.39	28
(.19)	9.87	17.63	53,702.48		—	1.98	25
(.11)	8.57	16.65	31,322.59		—	1.49	9

(.21)	11.96	16.33	20,147.25		.25	1.86	16
(.17)	10.48	8.43	21,520.25		.25	1.96	26
(.24)	9.84	2.27	38,352.25		.25	2.03	28
(.17)	9.85	17.39	39,163.73		.25	2.05	25
(.09)	8.55	16.26	23,534.85		.25	1.41	9

(.18)	11.97	16.13	51,507.50		.50	1.66	16
(.15)	10.48	8.15	50,961.50		.50	1.64	26
(.21)	9.84	2.03	71,140.50		.50	2.09	28
(.15)	9.85	17.09	72,164.98		.50	1.72	25
(.08)	8.55	16.03	56,115	1.10	.50	1.03	9

(.24)	11.98	16.71	20,905	—	—	2.15	16
(.21)	10.49	8.65	24,300	—	—	1.98	26
(.27)	9.86	2.55	22,043	—	—	2.48	28
(.19)	9.87	17.77	19,124.48		—	1.52	25
(.11)	8.57	16.51	15,945.60		—	1.57	9

See accompanying notes which are an integral part of the financial statements.
2030 Strategy Fund 127

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2035 Strategy Fund - Class R1			2035 Strategy Fund - Class R3
	Total			Total
	Return			Return
1 Year	20.63%		1 Year	20.06%
5 Years	13.06	%§	5 Years	12.51	%§
Inception*	4.51	%§	Inception*	4.00	%§

2035 Strategy Fund - Class R2			Russell 1000® Index **
	Total			Total
	Return			Return
1 Year	20.36%		1 Year	28.40%
5 Years	12.77	%§	5 Years	15.84	%§
Inception*	4.24	%§	Inception*	7.93	%§

128 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2035 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S.,
“Underlying Funds”). The Underlying Funds employ a multi-	as U.S. equities were up 28.99% as measured by the Russell
manager approach whereby portions of the Underlying Funds	3000® Index, outperforming international markets, which were up
are allocated to different money managers. Underlying Fund	25.10% as measured by the Russell Developed ex-U.S. Large Cap
assets not allocated to money managers are managed by Russell	Index. Thus, overall the Fund’s exposure to international equities
Investment Management Company (“RIMCo”), the Fund’s and	detracted from the Fund’s benchmark-relative performance as
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	these markets underperformed U.S. large cap equities. U.S. large
advisor, may change the allocation of the Underlying Funds’	cap equities also outperformed fixed income, as fixed income
assets among money managers at any time. An exemptive order	markets finished slightly negative, down 1.08% (as measured
from the Securities and Exchange Commission (“SEC”) permits	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
RIMCo to engage or terminate a money manager in an Underlying	exposure to fixed income was a headwind for the period.
Fund at any time, subject to approval by the Underlying Fund’s	Global REITs (represented by the FTSE/EPRA NAREIT
Board, without a shareholder vote. Pursuant to the terms of the	Developed Index) finished the fiscal year up 12.38% but
exemptive order, an Underlying Fund is required to notify its	underperformed U.S. large cap equities. Commodities continued
shareholders within 90 days of when a money manager begins	their bear market run for the fiscal year, as the market lost 12.21%
providing services.	(as represented by the Dow Jones UBS Commodity Index Total
What is the Fund’s investment objective?	Return) and largely underperformed broader equity markets. As
The Fund seeks to provide capital growth and income consistent	a result, the Fund’s allocation to these asset classes negatively
with its current asset allocation which will change over time, with	impacted the Fund’s benchmark relative performance.
an increasing allocation to fixed income funds.	In fixed income, macroeconomic themes were large drivers to
The Fund pursues this objective by investing in a diversified	bond market performance. In particular, speculation around the
portfolio that, as of October 31, 2013, consisted of 79% equity	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
Underlying Funds, 10% fixed income Underlying Funds and	drove fixed income volatility as U.S. Treasury rates rose and
11% alternative Underlying Funds. The Fund’s allocation to fixed	subsequently fell on the back of the Fed announcements. Overall,
income Underlying Funds will be fixed at 68% in approximately	exposure to fixed income detracted from benchmark-relative
the year 2035.	performance, as the asset class lagged U.S. large cap equities.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2013, the 2035 Strategy	performance?
Fund’s Class R1, Class R2 and Class R3 Shares gained 20.63%,	The Fund is a fund of funds and its performance is based on
20.36%, and 20.06%, respectively. This is compared to the Fund’s	RIMCo’s strategic asset allocations and the performance of the
primary benchmark, the Russell 1000® Index, which gained	Underlying Funds in which the Fund invests.
28.40% during the same period. The Fund’s performance includes	From a fixed income perspective, an allocation to the Russell
operating expenses, whereas index returns are unmanaged and do	Strategic Bond Fund was negative as it underperformed the Fund’s
not include expenses of any kind.	benchmark. However, Underlying Fund active management
For the fiscal year ended October 31, 2013, the Lipper® Mixed	was positive as the Russell Strategic Bond Fund outperformed
Asset Target 2035 Funds Average gained 19.89%. This result	its primary benchmark. Exposure to non-agency mortgages and
serves as a peer comparison and is expressed net of operating	commercial mortgage backed securities and an overweight to
expenses.	corporate credit helped, while negative currency positioning
The Fund’s underperformance relative to the Russell 1000® Index	detracted.
was due to the Fund’s out-of-benchmark allocations to non-U.S.	The Fund’s strategic allocation to the Russell International
equity, fixed income and commodity Underlying Funds, which	Developed Market Fund, Russell Global Equity Fund and
generally underperformed the U.S. large cap equity market as	Russell Emerging Markets Fund detracted from the Fund’s
represented by the Russell 1000® Index.	benchmark relative performance, as each underperformed the
Fund’s benchmark. From an active management standpoint,
How did the market conditions described in the Market	performance of these Underlying Funds was mixed. The Russell
Summary report affect the Fund’s performance?	International Developed Markets Fund underperformed the broad
non-U.S. equity market as represented by the Russell Developed

2035 Strategy Fund 129

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

ex-U.S. Large Cap™ Index Net, while the Russell Global Equity	The Fund’s strategic allocation to alternative Underlying Funds
Fund outperformed the broad global equity market as represented	had negative effects on performance. The Fund’s allocation to
by the Russell Developed Large Cap Net Index. The Russell	the Russell Global Real Estate Securities Fund and Russell
Emerging Markets Fund underperformed its Russell Emerging	Commodity Strategies Fund detracted, as the both asset class
Markets Net Index. Exposure to emerging markets detracted from	underperformed the Fund’s benchmark.
performance of the Russell International Developed Market Fund
against its respective benchmark, while positive stock selection	Describe any changes to the Fund’s structure or allocation
within the U.S. and Europe benefited performance of the Russell	to the Underlying Funds.
Global Equity Fund’s performance against its benchmark.	There were no changes to the Fund’s structure or allocation to the
Underlying Funds during the fiscal year.
The Fund’s strategic allocation to U.S. large cap and small cap
Underlying Funds provided mixed results. Exposure to the Russell	The views expressed in this report reflect those of the
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	portfolio managers only through the end of the period
relative performance, as U.S. small cap equities outperformed	covered by the report. These views do not necessarily
U.S. large cap equities and this Underlying Fund outperformed	represent the views of RIMCo or any other person in RIMCo
its small cap primary benchmark. However, underlying active	or any other affiliated organization. These views are subject
management within the U.S. large cap equity Underlying Funds	to change at any time based upon market conditions or
detracted, as each underperformed its respective U.S. equity	other events, and RIMCo disclaims any responsibility to
market segment as represented by its primary benchmark. In	update the views contained herein. These views should not
particular, the Russell U.S. Core Equity Fund underperformed	be relied on as investment advice and, because investment
the Russell 1000® Index. Stock selection within the consumer	decisions for a Russell Investment Company (“RIC”) Fund
discretionary sector detracted from performance.	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* The Fund issued Class R1, R2 and R3 Shares on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

130 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,079.70	$1,025.21
Actual Expenses	Expenses Paid During Period*	$–	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
		Actual	return before
that you paid over the period. Simply divide your account value by	Class R2	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2013	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2013	$1,078.40	$1,023.95
	Expenses Paid During Period*	$1.31	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R3	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,077.10	$1,022.68
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$2.62	$2.55
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Strategy Fund 131

Russell Investment Company
2035 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 10.0%
Other Russell Investment			Russell Strategic Bond Fund	275,230	3,006
Company Series Mutual Funds -

Class Y Shares			International Equities - 37.0%
Alternative Funds - 10.9%			Russell Emerging Markets Fund	70,553	1,350
Russell Commodity Strategies Fund	210,661	1,774	Russell Global Equity Fund	309,578	3,449
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	36,049	1,483	Fund	172,746	6,290
		3,257			11,089

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	126,266	4,806	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	60,119	2,408	(identified cost $21,894)		29,944
Russell U.S. Dynamic Equity Fund	274,377	3,446
Russell U.S. Small Cap Equity Fund	57,532	1,932	Other Assets and Liabilities,
		12,592	Net - (0.0%)		(6)

			Net Assets - 100.0%		29,938

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	10.9
Domestic Equities	42.1
Fixed Income	10.0
International Equities	37.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

132 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$21,894
Investments, at fair value	29,944
Receivables:
Investments sold	13
Fund shares sold	18
Total assets	29,975
Liabilities
Payables:
Fund shares redeemed	31
Accrued fees to affiliates	6
Total liabilities	37
Net Assets	$29,938
Net Assets Consist of:
Accumulated net realized gain (loss)	$287
Unrealized appreciation (depreciation) on investments	8,050
Shares of beneficial interest	27
Additional paid-in capital	21,574
Net Assets	$29,938
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$11.16
Class R1 — Net assets	$11,299,542
Class R1 — Shares outstanding ($.01 par value)	1,012,384
Net asset value per share: Class R2(#)	$11.15
Class R2 — Net assets	$6,257,605
Class R2 — Shares outstanding ($.01 par value)	561,062
Net asset value per share: Class R3(#)	$11.15
Class R3 — Net assets	$12,381,195
Class R3 — Shares outstanding ($.01 par value)	1,110,642
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 133

Russell Investment Company
2035 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$528

Expenses
Distribution fees - Class R3	27
Shareholder servicing fees - Class R2	15
Shareholder servicing fees - Class R3	27
Total expenses	69
Net investment income (loss)	459

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	596
Capital gain distributions from Underlying Funds	8
Net realized gain (loss)	604
Net change in unrealized appreciation (depreciation) on investments	4,339
Net realized and unrealized gain (loss)	4,943
Net Increase (Decrease) in Net Assets from Operations	$5,402

See accompanying notes which are an integral part of the financial statements.

134 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$459	$378
Net realized gain (loss)	604	589
Net change in unrealized appreciation (depreciation)	4,339	1,113
Net increase (decrease) in net assets from operations	5,402	2,080
Distributions
From net investment income
Class R1	(240)	(184)
Class R2	(89)	(74)
Class R3	(131)	(120)
From net realized gain
Class R1	(318)	(53)
Class R2	(148)	(25)
Class R3	(259)	(52)
Net decrease in net assets from distributions	(1,185)	(508)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(245)	249

Total Net Increase (Decrease) in Net Assets	3,972	1,821

Net Assets
Beginning of period	25,966	24,145
End of period	$29,938	$25,966
Undistributed (overdistributed) net investment income included in net assets	$—	$1

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 135

Russell Investment Company
2035 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,083	$11,018	497	$4,677
Proceeds from reinvestment of distributions	58	557	27	237
Payments for shares redeemed	(1,316)	(13,541)	(405)	(3,786)
Net increase (decrease)	(175)	(1,966)	119	1,128
Class R2
Proceeds from shares sold	180	1,861	272	2,561
Proceeds from reinvestment of distributions	25	237	11	99
Payments for shares redeemed	(208)	(2,141)	(263)	(2,393)
Net increase (decrease)	(3)	(43)	20	267
Class R3
Proceeds from shares sold	425	4,266	419	3,911
Proceeds from reinvestment of distributions	41	391	20	172
Payments for shares redeemed	(288)	(2,893)	(549)	(5,229)
Net increase (decrease)	178	1,764	(110)	(1,146)
Total increase (decrease)	—	$(245)	29	$249

See accompanying notes which are an integral part of the financial statements.

136 2035 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2035 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2013	9.68	.17	1.75	1.92	(.18)	(.26)
October 31, 2012	9.10	.17	.63	.80	(.17)	(.05)
October 31, 2011	9.13	.20	—(h)	.20	(.23)	—
October 31, 2010	7.92	.16	1.22	1.38	(.17)	—
October 31, 2009	6.86	.11	1.03	1.14	(.08)	—

Class R2
October 31, 2013	9.67	.16	1.74	1.90	(.16)	(.26)
October 31, 2012	9.09	.14	.63	.77	(.14)	(.05)
October 31, 2011	9.12	.20	(.03)	.17	(.20)	—
October 31, 2010	7.92	.14	1.21	1.35	(.15)	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—

Class R3
October 31, 2013	9.67	.12	1.75	1.87	(.13)	(.26)
October 31, 2012	9.08	.13	.62	.75	(.11)	(.05)
October 31, 2011	9.11	.15	—(h)	.15	(.18)	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—
October 31, 2009	6.87	.06	1.03	1.09	(.05)	—

See accompanying notes which are an integral part of the financial statements.
138 2035 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.44)	11.16	20.63	11,299	—	—	1.68	44
(.22)	9.68	8.99	11,495	—	—	1.78	47
(.23)	9.10	2.10	9,728	—	—	2.13	42
(.17)	9.13	17.61	7,252	1.03	—	1.87	19
(.08)	7.92	17.01	1,927	3.59	—	1.49	13

(.42)	11.15	20.36	6,258.25		.25	1.52	44
(.19)	9.67	8.72	5,457.25		.25	1.49	47
(.20)	9.09	1.81	4,944.25		.25	2.12	42
(.15)	9.12	17.22	6,021	1.30	.25	1.64	19
(.07)	7.92	16.79	1,738	3.63	.25	1.06	13

(.39)	11.15	20.06	12,381.50		.50	1.21	44
(.16)	9.67	8.50	9,014.50		.50	1.36	47
(.18)	9.08	1.60	9,473.50		.50	1.64	42
(.13)	9.11	16.98	6,728	1.54	.50	1.22	19
(.05)	7.91	16.43	2,877	3.83	.50	.86	13

See accompanying notes which are an integral part of the financial statements.
2035 Strategy Fund 139

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2040 Strategy Fund - Class A‡			2040 Strategy Fund - Class R3‡‡‡‡
	Total			Total
	Return			Return
1 Year	13.37%		1 Year	20.14%
5 Years	11.38	%§	5 Years	12.45	%§
Inception*	4.30	%§	Inception*	4.75	%§

2040 Strategy Fund - Class E			2040 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	20.45%		1 Year	20.61%
5 Years	12.68	%§	5 Years	12.99	%§
Inception*	5.00	%§	Inception*	5.27	%§

2040 Strategy Fund - Class R1‡‡			Russell 1000® Index **
	Total			Total
	Return			Return
1 Year	20.61%		1 Year	28.40%
5 Years	12.99	%§	5 Years	15.84	%§
Inception*	5.27	%§	Inception*	6.87	%§

2040 Strategy Fund - Class R2‡‡‡
	Total
	Return
1 Year	20.41%
5 Years	12.72	%§
Inception*	5.00	%§

140 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2040 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S., as
“Underlying Funds”). The Underlying Funds employ a multi-	U.S. equities were up 28.99% as measured by the Russell 3000®
manager approach whereby portions of the Underlying Funds	Index, outperforming international markets, which were up
are allocated to different money managers. Underlying Fund	25.10% as measured by the Russell Developed ex-U.S. Large Cap
assets not allocated to money managers are managed by Russell	Index. Thus, overall the Fund’s exposure to international equities
Investment Management Company (“RIMCo”), the Fund’s and	detracted from the Fund’s benchmark-relative performance as
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	these markets underperformed U.S. large cap equities. U.S. large
advisor, may change the allocation of the Underlying Funds’	cap equities also outperformed fixed income, as fixed income
assets among money managers at any time. An exemptive order	markets finished slightly negative, down 1.08% (as measured
from the Securities and Exchange Commission (“SEC”) permits	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
RIMCo to engage or terminate a money manager in an Underlying	exposure to fixed income was a headwind for the period.
Fund at any time, subject to approval by the Underlying Fund’s	Global REITs (represented by the FTSE/EPRA NAREIT
Board, without a shareholder vote. Pursuant to the terms of the	Developed Index) finished the fiscal year up 12.38% but
exemptive order, an Underlying Fund is required to notify its	underperformed U.S. large cap equities. Commodities continued
shareholders within 90 days of when a money manager begins	their bear market run for the fiscal year, as the market lost 12.21%
providing services.	(as represented by the Dow Jones UBS Commodity Index Total
What is the Fund’s investment objective?	Return) and largely underperformed broader equity markets. As
The Fund seeks to provide capital growth and income consistent	a result, the Fund’s allocation to these asset classes negatively
with its current asset allocation which will change over time, with	impacted the Fund’s benchmark relative performance.
an increasing allocation to fixed income funds.	In fixed income, macroeconomic themes were large drivers to
The Fund pursues this objective by investing in a diversified	bond market performance. In particular, speculation around the
portfolio that, as of October 31, 2013, consisted of 79% equity	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
Underlying Funds, 10% fixed income Underlying Funds and	drove fixed income volatility as U.S. Treasury rates rose and
11% alternative Underlying Funds. The Fund’s allocation to fixed	subsequently fell on the back of the Fed announcements. Overall,
income Underlying Funds will be fixed at 68% in approximately	exposure to fixed income detracted from benchmark-relative
the year 2040.	performance, as the asset class lagged U.S. large cap equities.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2013, the 2040 Strategy	performance?
Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class	The Fund is a fund of funds and its performance is based on
S Shares gained 20.33%, 20.45%, 20.61%, 20.41%, 20.14% and	RIMCo’s strategic asset allocations and the performance of the
20.61%, respectively. This is compared to the Fund’s primary	Underlying Funds in which the Fund invests.
benchmark, the Russell 1000® Index, which gained 28.40%	From a fixed income perspective, an allocation to the Russell
during the same period. The Fund’s performance includes	Strategic Bond Fund was negative as it underperformed the Fund’s
operating expenses, whereas index returns are unmanaged and	benchmark. However, Underlying Fund active management
do not include expenses of any kind.	was positive as the Russell Strategic Bond Fund outperformed
For the fiscal year ended October 31, 2013, the Lipper® Mixed	its primary benchmark. Exposure to non-agency mortgages and
Asset Target 2040 Funds Average 20.91%. This result serves as	commercial mortgage backed securities and an overweight to
a peer comparison and is expressed net of operating expenses.	corporate credit helped, while negative currency positioning detracted.
The Fund’s underperformance relative to the Russell 1000®
Index was due to the Fund’s out-of-benchmark allocations to	The Fund’s strategic allocation to the Russell International
non-U.S. equity, fixed income and commodity Underlying Funds,	Developed Market Fund, Russell Global Equity Fund and
which generally underperformed the U.S. large cap equity market	Russell Emerging Markets Fund detracted from the Fund’s
as represented by the Russell 1000® Index.	benchmark relative performance, as each underperformed the
Fund’s benchmark. From an active management standpoint,
How did the market conditions described in the Market	performance of these Underlying Funds was mixed. The Russell
Summary report affect the Fund’s performance?	International Developed Markets Fund underperformed the broad
non-U.S. equity market as represented by the Russell Developed

2040 Strategy Fund 141

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

ex-U.S. Large Cap™ Index Net, while the Russell Global Equity	The Fund’s strategic allocation to alternative Underlying Funds
Fund outperformed the broad global equity market as represented	had negative effects on performance. The Fund’s allocation to
by the Russell Developed Large Cap Net Index. The Russell	the Russell Global Real Estate Securities Fund and Russell
Emerging Markets Fund underperformed its Russell Emerging	Commodity Strategies Fund detracted, as the both asset class
Markets Net Index. Exposure to emerging markets detracted from	underperformed the Fund’s benchmark.
performance of the Russell International Developed Market Fund
against its respective benchmark, while positive stock selection	Describe any changes to the Fund’s structure or allocation
within the U.S. and Europe benefited performance of the Russell	to the Underlying Funds.
Global Equity Fund’s performance against its benchmark.	There were no changes to the Fund’s structure or allocation to the
Underlying Funds during the fiscal year.
The Fund’s strategic allocation to U.S. large cap and small cap
Underlying Funds provided mixed results. Exposure to the Russell	The views expressed in this report reflect those of the
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	portfolio managers only through the end of the period
relative performance, as U.S. small cap equities outperformed	covered by the report. These views do not necessarily
U.S. large cap equities and this Underlying Fund outperformed	represent the views of RIMCo or any other person in RIMCo
its small cap primary benchmark. However, underlying active	or any other affiliated organization. These views are subject
management within the U.S. large cap equity Underlying Funds	to change at any time based upon market conditions or
detracted, as each underperformed its respective U.S. equity	other events, and RIMCo disclaims any responsibility to
market segment as represented by its primary benchmark. In	update the views contained herein. These views should not
particular, the Russell U.S. Core Equity Fund underperformed	be relied on as investment advice and, because investment
the Russell 1000® Index. Stock selection within the consumer	decisions for a Russell Investment Company (“RIC”) Fund
discretionary sector detracted from performance.	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* The Fund first issued Class D, E and S Shares on January 3, 2005.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on September 1, 2005.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 7, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R2 Shares on March 17, 2006.  The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E
Shares.

‡‡‡‡ Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

142 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,077.80	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.31	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class E	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2013	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2013	$1,078.80	$1,023.95
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$1.31	$1.28
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
based on the Fund’s actual expense ratio and an assumed rate of	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
return of 5% per year before expenses, which is not the Fund’s	year period).
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or			Hypothetical
Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class R1	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
5% hypothetical examples that appear in the shareholder reports	May 1, 2013	$1,000.00	$1,000.00
of other funds.	Ending Account Value
	October 31, 2013	$1,079.10	$1,025.21
	Expenses Paid During Period*	$–	$—

* There were no expenses charged to the Class.

2040 Strategy Fund 143

Russell Investment Company
2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R2	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,078.50	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,077.30	$1,022.68
Expenses Paid During Period*	$2.62	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,079.10	$1,025.21
Expenses Paid During Period*	$–	$—

* There were no expenses charged to the Class.

144 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 10.0%
Other Russell Investment			Russell Strategic Bond Fund	1,283,745	14,018
Company Series Mutual Funds -

Class Y Shares			International Equities - 37.0%
Alternative Funds - 10.9%			Russell Emerging Markets Fund	328,209	6,282
Russell Commodity Strategies Fund	984,609	8,290	Russell Global Equity Fund	1,443,798	16,084
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	168,484	6,933	Fund	806,084	29,350
		15,223			51,716

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	590,130	22,460	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	281,097	11,261	(identified cost $94,953)		139,821
Russell U.S. Dynamic Equity Fund	1,282,775	16,112
Russell U.S. Small Cap Equity Fund	268,934	9,031	Other Assets and Liabilities,
		58,864	Net - (0.0%)		(12)

			Net Assets - 100.0%		139,809

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	10.9
Domestic Equities	42.1
Fixed Income	10.0
International Equities	37.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 145

Russell Investment Company
2040 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$94,953
Investments, at fair value	139,821
Receivables:
Fund shares sold	102
Total assets	139,923
Liabilities
Payables:
Investments purchased	46
Fund shares redeemed	49
Accrued fees to affiliates	19
Total liabilities	114
Net Assets	$139,809
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	(3,220)
Unrealized appreciation (depreciation) on investments	44,868
Shares of beneficial interest	112
Additional paid-in capital	98,048
Net Assets	$139,809
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.53
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.29
Class A — Net assets	$1,048,202
Class A — Shares outstanding ($.01 par value)	83,638
Net asset value per share: Class E(#)	$12.53
Class E — Net assets	$1,099,528
Class E — Shares outstanding ($.01 par value)	87,769
Net asset value per share: Class R1(#)	$12.54
Class R1 — Net assets	$66,545,667
Class R1 — Shares outstanding ($.01 par value)	5,305,173
Net asset value per share: Class R2(#)	$12.54
Class R2 — Net assets	$12,257,348
Class R2 — Shares outstanding ($.01 par value)	977,313
Net asset value per share: Class R3(#)	$12.52
Class R3 — Net assets	$36,644,262
Class R3 — Shares outstanding ($.01 par value)	2,928,021
Net asset value per share: Class S(#)	$12.54
Class S — Net assets	$22,213,743
Class S — Shares outstanding ($.01 par value)	1,770,877
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

146 2040 Strategy Fund

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2040 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$2,541

Expenses
Distribution fees - Class A	2
Distribution fees - Class R3	96
Shareholder servicing fees - Class E	3
Shareholder servicing fees - Class R2	33
Shareholder servicing fees - Class R3	96
Net expenses	230
Net investment income (loss)	2,311

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,433
Capital gain distributions from Underlying Funds	40
Net realized gain (loss)	4,473
Net change in unrealized appreciation (depreciation) on investments	19,245
Net realized and unrealized gain (loss)	23,718
Net Increase (Decrease) in Net Assets from Operations	$26,029

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 147

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2040 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,311	$2,328
Net realized gain (loss)	4,473	(38)
Net change in unrealized appreciation (depreciation)	19,245	9,026
Net increase (decrease) in net assets from operations	26,029	11,316
Distributions
From net investment income
Class A	(15)	(16)
Class E	(17)	(15)
Class R1	(1,124)	(1,018)
Class R2	(205)	(278)
Class R3	(514)	(568)
Class S	(437)	(430)
Net decrease in net assets from distributions	(2,312)	(2,325)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(21,566)	(35,523)

Total Net Increase (Decrease) in Net Assets	2,151	(26,532)

Net Assets
Beginning of period	137,658	164,190
End of period	$139,809	$137,658
Undistributed (overdistributed) net investment income included in net assets	$1	$3

See accompanying notes which are an integral part of the financial statements.

148 2040 Strategy Fund

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2040 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$5	4	$45
Proceeds from reinvestment of distributions	1	15	2	16
Payments for shares redeemed	(3)	(39)	(28)	(291)
Net increase (decrease)	(2)	(19)	(22)	(230)
Class E
Proceeds from shares sold	28	315	34	344
Proceeds from reinvestment of distributions	1	17	2	15
Payments for shares redeemed	(34)	(403)	(38)	(372)
Net increase (decrease)	(5)	(71)	(2)	(13)
Class R1
Proceeds from shares sold	1,528	17,606	1,608	16,355
Proceeds from reinvestment of distributions	103	1,124	104	1,018
Payments for shares redeemed	(1,921)	(22,093)	(1,467)	(15,016)
Net increase (decrease)	(290)	(3,363)	245	2,357
Class R2
Proceeds from shares sold	285	3,297	491	4,986
Proceeds from reinvestment of distributions	19	205	29	278
Payments for shares redeemed	(592)	(6,825)	(2,624)	(25,978)
Net increase (decrease)	(288)	(3,323)	(2,104)	(20,714)
Class R3
Proceeds from shares sold	1,089	12,355	1,454	14,666
Proceeds from reinvestment of distributions	48	514	59	568
Payments for shares redeemed	(1,823)	(20,818)	(3,398)	(33,859)
Net increase (decrease)	(686)	(7,949)	(1,885)	(18,625)
Class S
Proceeds from shares sold	781	8,914	1,099	11,219
Proceeds from reinvestment of distributions	40	437	44	431
Payments for shares redeemed	(1,411)	(16,192)	(968)	(9,948)
Net increase (decrease)	(590)	(6,841)	175	1,702
Total increase (decrease)	(1,861)	$(21,566)	(3,593)	$(35,523)

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 149

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2040 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	10.58	.17	1.95	2.12	(.17)
October 31, 2012	9.89	.17	.67	.84	(.15)
October 31, 2011	9.92	.21	(.02)	.19	(.22)
October 31, 2010	8.61	.16	1.31	1.47	(.16)
October 31, 2009	7.49	.10	1.11	1.21	(.09)

Class E
October 31, 2013	10.57	.17	1.96	2.13	(.17)
October 31, 2012	9.89	.16	.68	.84	(.16)
October 31, 2011	9.92	.79	(.61)	.18	(.21)
October 31, 2010	8.62	.16	1.31	1.47	(.17)
October 31, 2009	7.50	.10	1.11	1.21	(.09)

Class R1
October 31, 2013	10.59	.21	1.94	2.15	(.20)
October 31, 2012	9.90	.18	.69	.87	(.18)
October 31, 2011	9.93	.22	—(h)	.22	(.25)
October 31, 2010	8.62	.18	1.32	1.50	(.19)
October 31, 2009	7.50	.11	1.12	1.23	(.11)

Class R2
October 31, 2013	10.58	.18	1.95	2.13	(.17)
October 31, 2012	9.89	.18	.66	.84	(.15)
October 31, 2011	9.91	.18	.02	.20	(.22)
October 31, 2010	8.61	.15	1.31	1.46	(.16)
October 31, 2009	7.49	.10	1.11	1.21	(.09)

Class R3
October 31, 2013	10.56	.15	1.95	2.10	(.14)
October 31, 2012	9.87	.14	.67	.81	(.12)
October 31, 2011	9.90	.19	(.03)	.16	(.19)
October 31, 2010	8.60	.14	1.30	1.44	(.14)
October 31, 2009	7.48	.08	1.12	1.20	(.08)

Class S
October 31, 2013	10.59	.21	1.94	2.15	(.20)
October 31, 2012	9.90	.18	.69	.87	(.18)
October 31, 2011	9.93	.22	—(h)	.22	(.25)
October 31, 2010	8.62	.18	1.32	1.50	(.19)
October 31, 2009	7.50	.12	1.11	1.23	(.11)

See accompanying notes which are an integral part of the financial statements.
150 2040 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.17)	12.53	20.33	1,048.25		.25	1.52	14
(.15)	10.58	8.69	902.25		.25	1.71	26
(.22)	9.89	1.86	1,062.25		.25	2.03	23
(.16)	9.92	17.29	902.76		.25	1.79	19
(.09)	8.61	16.44	877.91		.25	1.41	8

(.17)	12.53	20.45	1,100.25		.25	1.49	14
(.16)	10.57	8.59	979.25		.25	1.55	26
(.21)	9.89	1.79	939.25		.25	7.73	23
(.17)	9.92	17.18	16,638.75		.25	1.77	19
(.09)	8.62	16.44	7,070.90		.25	1.33	8

(.20)	12.54	20.61	66,546	—	—	1.79	14
(.18)	10.59	8.99	59,225	—	—	1.76	26
(.25)	9.90	2.12	52,962	—	—	2.19	23
(.19)	9.93	17.57	36,998.49		—	1.94	19
(.11)	8.62	16.71	19,892.63		—	1.47	8

(.17)	12.54	20.41	12,257.25		.25	1.58	14
(.15)	10.58	8.64	13,393.25		.25	1.81	26
(.22)	9.89	1.94	33,320.25		.25	1.70	23
(.16)	9.91	17.19	32,308.75		.25	1.67	19
(.09)	8.61	16.46	20,226.90		.25	1.39	8

(.14)	12.52	20.14	36,644.50		.50	1.34	14
(.12)	10.56	8.39	38,165.50		.50	1.38	26
(.19)	9.87	1.61	54,269.50		.50	1.85	23
(.14)	9.90	16.92	53,208	1.00	.50	1.48	19
(.08)	8.60	16.23	42,544	1.15	.50	1.04	8

(.20)	12.54	20.61	22,214	—	—	1.87	14
(.18)	10.59	8.99	24,994	—	—	1.75	26
(.25)	9.90	2.12	21,638	—	—	2.18	23
(.19)	9.93	17.57	17,541.50		—	1.94	19
(.11)	8.62	16.71	13,004.65		—	1.56	8

See accompanying notes which are an integral part of the financial statements.
2040 Strategy Fund 151

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2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2045 Strategy Fund - Class R1			2045 Strategy Fund - Class R3
	Total Return			Total Return
1 Year	20.59%		1 Year	20.07%
5 Years	13.08	%§	5 Years	12.52	%§
Inception*	4.56	%§	Inception*	4.04	%§

2045 Strategy Fund - Class R2			Russell 1000® Index **
	Total Return			Total Return
1 Year	20.37%		1 Year	28.40%
5 Years	12.82	%§	5 Years	15.84	%§
Inception*	4.32	%§	Inception*	7.93	%§
040

152 2045 Strategy Fund

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2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2045 Strategy Fund (the “Fund”) is a fund of funds that	U.S. equities were up 28.99% as measured by the Russell 3000®
invests in other Russell Investment Company mutual funds (the	Index, outperforming international markets, which were up
“Underlying Funds”). The Underlying Funds employ a multi-	25.10% as measured by the Russell Developed ex-U.S. Large Cap
manager approach whereby portions of the Underlying Funds	Index. Thus, overall the Fund’s exposure to international equities
are allocated to different money managers. Underlying Fund	detracted from the Fund’s benchmark-relative performance as
assets not allocated to money managers are managed by Russell	these markets underperformed U.S. large cap equities. U.S. large
Investment Management Company (“RIMCo”), the Fund’s and	cap equities also outperformed fixed income, as fixed income
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	markets finished slightly negative, down 1.08% (as measured
advisor, may change the allocation of the Underlying Funds’	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
assets among money managers at any time. An exemptive order	exposure to fixed income was a headwind for the period.
from the Securities and Exchange Commission (“SEC”) permits	Global REITs (represented by the FTSE/EPRA NAREIT
RIMCo to engage or terminate a money manager in an Underlying	Developed Index) finished the fiscal year up 12.38% but
Fund at any time, subject to approval by the Underlying Fund’s	underperformed U.S. large cap equities. Commodities continued
Board, without a shareholder vote. Pursuant to the terms of the	their bear market run for the fiscal year, as the market lost 12.21%
exemptive order, an Underlying Fund is required to notify its	(as represented by the Dow Jones UBS Commodity Index Total
shareholders within 90 days of when a money manager begins	Return) and largely underperformed broader equity markets. As
providing services.	a result, the Fund’s allocation to these asset classes negatively
What is the Fund’s investment objective?	impacted the Fund’s benchmark relative performance.
The Fund seeks to provide capital growth and income consistent	In fixed income, macroeconomic themes were large drivers to
with its current asset allocation which will change over time, with	bond market performance. In particular, speculation around the
an increasing allocation to fixed income funds.	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
The Fund pursues this objective by investing in a diversified	drove fixed income volatility as U.S. Treasury rates rose and
portfolio that, as of October 31, 2013, consisted of 79% equity	subsequently fell on the back of the Fed announcements. Overall,
Underlying Funds, 10% fixed income Underlying Funds and	exposure to fixed income detracted from benchmark-relative
11% alternative Underlying Funds. The Fund’s allocation to fixed	performance, as the asset class lagged U.S. large cap equities.
income Underlying Funds will be fixed at 68% in approximately	How did the investment strategies and techniques employed
the year 2045.	by the Fund and the Underlying Funds affect the Fund’s
How did the Fund perform relative to its benchmark for the	performance?
fiscal year ended October 31, 2013?	The Fund is a fund of funds and its performance is based on
For the fiscal year ended October 31, 2013, the 2045 Strategy	RIMCo’s strategic asset allocations and the performance of the
Fund’s Class R1, Class R2 and Class R3 Shares gained 20.59%,	Underlying Funds in which the Fund invests.
20.37% and 20.07%, respectively. This is compared to the Fund’s	From a fixed income perspective, an allocation to the Russell
primary benchmark, the Russell 1000® Index, which gained	Strategic Bond Fund was negative as it underperformed the Fund’s
28.40% during the same period. The Fund’s performance includes	benchmark. However, Underlying Fund active management
operating expenses, whereas index returns are unmanaged and do	was positive as the Russell Strategic Bond Fund outperformed
not include expenses of any kind.	its primary benchmark. Exposure to non-agency mortgages and
For the fiscal year ended October 31, 2013, the Lipper® Mixed	commercial mortgage backed securities and an overweight to
Asset Target 2045 Funds Average 21.66%. This result serves as	corporate credit helped, while negative currency positioning
a peer comparison and is expressed net of operating expenses.	detracted.
The Fund’s underperformance relative to the Russell 1000®	The Fund’s strategic allocation to the Russell International
Index was due to the Fund’s out-of-benchmark allocations to	Developed Market Fund, Russell Global Equity Fund and
non-U.S. equity, fixed income and commodity Underlying Funds,	Russell Emerging Markets Fund detracted from the Fund’s
which generally underperformed the U.S. large cap equity market	benchmark relative performance, as each underperformed the
as represented by the Russell 1000® Index.	Fund’s benchmark. From an active management standpoint,
performance of these Underlying Funds was mixed. The Russell
How did the market conditions described in the Market	International Developed Markets Fund underperformed the broad
Summary report affect the Fund’s performance?	non-U.S. equity market as represented by the Russell Developed
It was a strong equity market environment for the fiscal year	ex-U.S. Large Cap™ Index Net, while the Russell Global Equity
ending October 31, 2013. Global equities were led by the U.S., as	Fund outperformed the broad global equity market as represented

2045 Strategy Fund 153

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2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

by the Russell Developed Large Cap Net Index. The Russell	the Russell Global Real Estate Securities Fund and Russell
Emerging Markets Fund underperformed its Russell Emerging	Commodity Strategies Fund detracted, as the both asset class
Markets Net Index. Exposure to emerging markets detracted from	underperformed the Fund’s benchmark.
performance of the Russell International Developed Market Fund
against its respective benchmark, while positive stock selection	Describe any changes to the Fund’s structure or allocation
within the U.S. and Europe benefited performance of the Russell	to the Underlying Funds.
Global Equity Fund’s performance against its benchmark.	There were no changes to the Fund’s structure or allocation to the
Underlying Funds during the fiscal year.
The Fund’s strategic allocation to U.S. large cap and small cap
Underlying Funds provided mixed results. Exposure to the Russell	The views expressed in this report reflect those of the
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	portfolio managers only through the end of the period
relative performance, as U.S. small cap equities outperformed	covered by the report. These views do not necessarily
U.S. large cap equities and this Underlying Fund outperformed	represent the views of RIMCo or any other person in RIMCo
its small cap primary benchmark. However, underlying active	or any other affiliated organization. These views are subject
management within the U.S. large cap equity Underlying Funds	to change at any time based upon market conditions or
detracted, as each underperformed its respective U.S. equity	other events, and RIMCo disclaims any responsibility to
market segment as represented by its primary benchmark. In	update the views contained herein. These views should not
particular, the Russell U.S. Core Equity Fund underperformed	be relied on as investment advice and, because investment
the Russell 1000® Index. Stock selection within the consumer	decisions for a Russell Investment Company (“RIC”) Fund
discretionary sector detracted from performance.	are based on numerous factors, should not be relied on as
The Fund’s strategic allocation to alternative Underlying Funds	an indication of investment decisions of any RIC Fund.
had negative effects on performance. The Fund’s allocation to

* The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

154 2045 Strategy Fund

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2045 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,079.40	$1,025.21
Actual Expenses	Expenses Paid During Period*	$–	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
		Actual	return before
that you paid over the period. Simply divide your account value by	Class R2	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2013	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2013	$1,077.90	$1,023.95
	Expenses Paid During Period*	$1.31	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R3	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,076.90	$1,022.68
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$2.62	$2.55
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Strategy Fund 155

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2045 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 10.0%
Other Russell Investment			Russell Strategic Bond Fund	149,816	1,636
Company Series Mutual Funds -

Class Y Shares			International Equities - 37.0%
Alternative Funds - 11.0%			Russell Emerging Markets Fund	38,312	733
Russell Commodity Strategies Fund	115,536	973	Russell Global Equity Fund	168,003	1,872
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	19,681	810	Fund	93,941	3,420
		1,783			6,025

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	68,516	2,608	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	32,611	1,306	(identified cost $12,029)		16,279
Russell U.S. Dynamic Equity Fund	148,866	1,870
Russell U.S. Small Cap Equity Fund	31,303	1,051	Other Assets and Liabilities,
		6,835	Net - (0.0%)		(2)

			Net Assets - 100.0%		16,277

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

156 2045 Strategy Fund

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2045 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$12,029
Investments, at fair value	16,279
Receivables:
Fund shares sold	25
Total assets	16,304
Liabilities
Payables:
Investments purchased	9
Fund shares redeemed	15
Accrued fees to affiliates	3
Total liabilities	27
Net Assets	$16,277
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	(99)
Unrealized appreciation (depreciation) on investments	4,250
Shares of beneficial interest	15
Additional paid-in capital	12,109
Net Assets	$16,277
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.78
Class R1 — Net assets	$6,750,304
Class R1 — Shares outstanding ($.01 par value)	626,043
Net asset value per share: Class R2(#)	$10.80
Class R2 — Net assets	$3,404,085
Class R2 — Shares outstanding ($.01 par value)	315,227
Net asset value per share: Class R3(#)	$10.76
Class R3 — Net assets	$6,122,247
Class R3 — Shares outstanding ($.01 par value)	569,050
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 157

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2045 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$250

Expenses
Distribution fees - Class R3	13
Shareholder servicing fees - Class R2	7
Shareholder servicing fees - Class R3	13
Total expenses	33
Net investment income (loss)	217

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	81
Capital gain distributions from Underlying Funds	4
Net realized gain (loss)	85
Net change in unrealized appreciation (depreciation) on investments	2,333
Net realized and unrealized gain (loss)	2,418
Net Increase (Decrease) in Net Assets from Operations	$2,635

See accompanying notes which are an integral part of the financial statements.

158 2045 Strategy Fund

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2045 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$217	$173
Net realized gain (loss)	85	167
Net change in unrealized appreciation (depreciation)	2,333	540
Net increase (decrease) in net assets from operations	2,635	880
Distributions
From net investment income
Class R1	(107)	(82)
Class R2	(45)	(43)
Class R3	(65)	(47)
From net realized gain
Class R1	(114)	(177)
Class R2	(56)	(127)
Class R3	(95)	(164)
Net decrease in net assets from distributions	(482)	(640)

Share Transactions*
Net increase (decrease) in net assets from share transactions	2,334	1,597

Total Net Increase (Decrease) in Net Assets	4,487	1,837

Net Assets
Beginning of period	11,790	9,953
End of period	$16,277	$11,790
Undistributed (overdistributed) net investment income included in net assets	$2	$—

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 159

Russell Investment Company
2045 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	360	$3,589	505	$4,567
Proceeds from reinvestment of distributions	24	221	31	260
Payments for shares redeemed	(339)	(3,356)	(372)	(3,339)
Net increase (decrease)	45	454	164	1,488
Class R2
Proceeds from shares sold	93	928	146	1,315
Proceeds from reinvestment of distributions	11	102	20	170
Payments for shares redeemed	(89)	(894)	(157)	(1,359)
Net increase (decrease)	15	136	9	126
Class R3
Proceeds from shares sold	350	3,393	276	2,483
Proceeds from reinvestment of distributions	17	159	25	211
Payments for shares redeemed	(187)	(1,808)	(299)	(2,711)
Net increase (decrease)	180	1,744	2	(17)
Total increase (decrease)	240	$2,334	175	$1,597

See accompanying notes which are an integral part of the financial statements.

160 2045 Strategy Fund

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Russell Investment Company
2045 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2013	9.29	.18	1.67	1.85	(.17)	(.19)
October 31, 2012	9.10	.14	.62	.76	(.16)	(.41)
October 31, 2011	9.13	.20	—(h)	.20	(.23)	—
October 31, 2010	7.93	.17	1.20	1.37	(.17)	—
October 31, 2009	6.87	.10	1.05	1.15	(.09)	—

Class R2
October 31, 2013	9.30	.15	1.69	1.84	(.15)	(.19)
October 31, 2012	9.11	.14	.60	.74	(.14)	(.41)
October 31, 2011	9.12	.23	(.05)	.18	(.19)	—
October 31, 2010	7.92	.13	1.22	1.35	(.15)	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—

Class R3
October 31, 2013	9.27	.12	1.69	1.81	(.13)	(.19)
October 31, 2012	9.08	.12	.60	.72	(.12)	(.41)
October 31, 2011	9.11	.15	—(h)	.15	(.18)	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—
October 31, 2009	6.87	.06	1.04	1.10	(.06)	—

See accompanying notes which are an integral part of the financial statements.
162 2045 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.36)	10.78	20.59	6,750	—	—	1.77	28
(.57)	9.29	9.13	5,391	—	—	1.59	57
(.23)	9.10	2.12	3,791	—	—	2.06	77
(.17)	9.13	17.47	2,347	1.58	—	2.02	31
(.09)	7.93	17.10	2,053	4.28	—	1.48	20

(.34)	10.80	20.37	3,404.25		.25	1.48	28
(.55)	9.30	8.82	2,796.25		.25	1.58	57
(.19)	9.11	1.98	2,651.25		.25	2.37	77
(.15)	9.12	17.23	6,692	1.79	.25	1.53	31
(.07)	7.92	16.73	2,220	4.48	.25	1.02	20

(.32)	10.76	20.07	6,123.50		.50	1.26	28
(.53)	9.27	8.56	3,603.50		.50	1.30	57
(.18)	9.08	1.64	3,511.50		.50	1.55	77
(.13)	9.11	17.00	2,147	2.03	.50	1.13	31
(.06)	7.91	16.36	702	4.81	.50	.88	20

See accompanying notes which are an integral part of the financial statements.
2045 Strategy Fund 163

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2050 Strategy Fund - Class R1			2050 Strategy Fund - Class R3
	Total Return			Total Return
1 Year	20.61%		1 Year	20.03%
5 Years	13.13	%§	5 Years	12.58	%§
Inception*	4.89	%§	Inception*	4.37	%§

2050 Strategy Fund - Class R2			Russell 1000® Index **
	Total Return			Total Return
1 Year	20.42%		1 Year	28.40%
5 Years	12.86	%§	5 Years	15.84	%§
Inception*	4.64	%§	Inception*	7.93	%§

164 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2050 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S., as
“Underlying Funds”). The Underlying Funds employ a multi-	U.S. equities were up 28.99% as measured by the Russell 3000®
manager approach whereby portions of the Underlying Funds	Index, outperforming international markets, which were up
are allocated to different money managers. Underlying Fund	25.10% as measured by the Russell Developed ex-U.S. Large Cap
assets not allocated to money managers are managed by Russell	Index. Thus, overall the Fund’s exposure to international equities
Investment Management Company (“RIMCo”), the Fund’s and	detracted from the Fund’s benchmark-relative performance as
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	these markets underperformed U.S. large cap equities. U.S. large
advisor, may change the allocation of the Underlying Funds’	cap equities also outperformed fixed income, as fixed income
assets among money managers at any time. An exemptive order	markets finished slightly negative, down 1.08% (as measured
from the Securities and Exchange Commission (“SEC”) permits	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
RIMCo to engage or terminate a money manager in an Underlying	exposure to fixed income was a headwind for the period.
Fund at any time, subject to approval by the Underlying Fund’s	Global REITs (represented by the FTSE/EPRA NAREIT
Board, without a shareholder vote. Pursuant to the terms of the	Developed Index) finished the fiscal year up 12.38% but
exemptive order, an Underlying Fund is required to notify its	underperformed U.S. large cap equities. Commodities continued
shareholders within 90 days of when a money manager begins	their bear market run for the fiscal year, as the market lost 12.21%
providing services.	(as represented by the Dow Jones UBS Commodity Index Total
What is the Fund’s investment objective?	Return) and largely underperformed broader equity markets. As
The Fund seeks to provide capital growth and income consistent	a result, the Fund’s allocation to these asset classes negatively
with its current asset allocation which will change over time, with	impacted the Fund’s benchmark relative performance.
an increasing allocation to fixed income funds.	In fixed income, macroeconomic themes were large drivers to
The Fund pursues this objective by investing in a diversified	bond market performance. In particular, speculation around the
portfolio that, as of October 31, 2013, consisted of 79% equity	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
Underlying Funds, 10% fixed income Underlying Funds and	drove fixed income volatility as U.S. Treasury rates rose and
11% alternative Underlying Funds. The Fund’s allocation to fixed	subsequently fell on the back of the Fed announcements. Overall,
income Underlying Funds will be fixed at 68% in approximately	exposure to fixed income detracted from benchmark-relative
the year 2050.	performance, as the asset class lagged U.S. large cap equities.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2013, the 2050 Strategy	performance?
Fund’s Class R1, Class R2 and Class R3 Shares gained 20.61%,	The Fund is a fund of funds and its performance is based on
20.42% and 20.03%, respectively. This is compared to the Fund’s	RIMCo’s strategic asset allocations and the performance of the
primary benchmark, the Russell 1000® Index, which gained	Underlying Funds in which the Fund invests.
28.40% during the same period. The Fund’s performance includes	From a fixed income perspective, an allocation to the Russell
operating expenses, whereas index returns are unmanaged and do	Strategic Bond Fund was negative as it underperformed the Fund’s
not include expenses of any kind.	benchmark. However, Underlying Fund active management
For the fiscal year ended October 31, 2013, the Lipper® Mixed	was positive as the Russell Strategic Bond Fund outperformed
Asset Target 2050+ Funds Average gained 22.48%. This result	its primary benchmark. Exposure to non-agency mortgages and
serves as a peer comparison and is expressed net of operating	commercial mortgage backed securities and an overweight to
expenses.	corporate credit helped, while negative currency positioning detracted.
The Fund’s underperformance relative to the Russell 1000®
Index was due to the Fund’s out-of-benchmark allocations to	The Fund’s strategic allocation to the Russell International
non-U.S. equity, fixed income and commodity Underlying Funds,	Developed Market Fund, Russell Global Equity Fund and
which generally underperformed the U.S. large cap equity market	Russell Emerging Markets Fund detracted from the Fund’s
as represented by the Russell 1000® Index.	benchmark relative performance, as each underperformed the
Fund’s benchmark. From an active management standpoint,
How did the market conditions described in the Market	performance of these Underlying Funds was mixed. The Russell
Summary report affect the Fund’s performance?	International Developed Markets Fund underperformed the broad
non-U.S. equity market as represented by the Russell Developed

2050 Strategy Fund 165

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

ex-U.S. Large Cap™ Index Net, while the Russell Global Equity	The Fund’s strategic allocation to alternative Underlying Funds
Fund outperformed the broad global equity market as represented	had negative effects on performance. The Fund’s allocation to
by the Russell Developed Large Cap Net Index. The Russell	the Russell Global Real Estate Securities Fund and Russell
Emerging Markets Fund underperformed its Russell Emerging	Commodity Strategies Fund detracted, as the both asset class
Markets Net Index. Exposure to emerging markets detracted from	underperformed the Fund’s benchmark.
performance of the Russell International Developed Market Fund
against its respective benchmark, while positive stock selection	Describe any changes to the Fund’s structure or allocation
within the U.S. and Europe benefited performance of the Russell	to the Underlying Funds.
Global Equity Fund’s performance against its benchmark.	There were no changes to the Fund’s structure or allocation to the
Underlying Funds during the fiscal year.
The Fund’s strategic allocation to U.S. large cap and small cap
Underlying Funds provided mixed results. Exposure to the Russell	The views expressed in this report reflect those of the
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	portfolio managers only through the end of the period
relative performance, as U.S. small cap equities outperformed	covered by the report. These views do not necessarily
U.S. large cap equities and this Underlying Fund outperformed	represent the views of (RIMCo), or any other person in
its small cap primary benchmark. However, underlying active	RIMCo or any other affiliated organization. These views are
management within the U.S. large cap equity Underlying Funds	subject to change at any time based upon market conditions
detracted, as each underperformed its respective U.S. equity	or other events, and RIMCo disclaims any responsibility to
market segment as represented by its primary benchmark. In	update the views contained herein. These views should not
particular, the Russell U.S. Core Equity Fund underperformed	be relied on as investment advice and, because investment
the Russell 1000® Index. Stock selection within the consumer	decisions for a Russell Investment Company (“RIC”) Fund
discretionary sector detracted from performance.	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* The Fund issued Class R1, R2 and R3 Shares on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

166 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,079.50	$1,025.21
Actual Expenses	Expenses Paid During Period*	$–	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
		Actual	return before
that you paid over the period. Simply divide your account value by	Class R2	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2013	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2013	$1,078.00	$1,023.95
	Expenses Paid During Period*	$1.31	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R3	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,076.80	$1,022.68
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$2.62	$2.55
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Strategy Fund 167

Russell Investment Company
2050 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 10.0%
Other Russell Investment			Russell Strategic Bond Fund	182,324	1,991
Company Series Mutual Funds -

Class Y Shares			International Equities - 37.0%
Alternative Funds - 11.0%			Russell Emerging Markets Fund	46,775	895
Russell Commodity Strategies Fund	141,092	1,188	Russell Global Equity Fund	205,409	2,288
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	24,176	995	Fund	114,752	4,178
		2,183			7,361

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	83,662	3,184	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	39,750	1,592	(identified cost $13,572)		19,894
Russell U.S. Dynamic Equity Fund	182,214	2,289
Russell U.S. Small Cap Equity Fund	38,520	1,294	Other Assets and Liabilities,
		8,359	Net - (0.0%)		(1)

			Net Assets - 100.0%		19,893

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

168 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$13,572
Investments, at fair value	19,894
Receivables:
Investments sold	45
Fund shares sold	29
Total assets	19,968
Liabilities
Payables:
Fund shares redeemed	72
Accrued fees to affiliates	3
Total liabilities	75
Net Assets	$19,893
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	(53)
Unrealized appreciation (depreciation) on investments	6,322
Shares of beneficial interest	22
Additional paid-in capital	13,600
Net Assets	$19,893
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$9.20
Class R1 — Net assets	$10,729,079
Class R1 — Shares outstanding ($.01 par value)	1,165,782
Net asset value per share: Class R2(#)	$9.22
Class R2 — Net assets	$3,515,093
Class R2 — Shares outstanding ($.01 par value)	381,370
Net asset value per share: Class R3(#)	$9.20
Class R3 — Net assets	$5,648,685
Class R3 — Shares outstanding ($.01 par value)	613,979
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 169

Russell Investment Company
2050 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$305

Expenses
Distribution fees - Class R3	12
Shareholder servicing fees - Class R2	8
Shareholder servicing fees - Class R3	12
Total expenses	32
Net investment income (loss)	273

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	138
Capital gain distributions from Underlying Funds	5
Net realized gain (loss)	143
Net change in unrealized appreciation (depreciation) on investments	2,871
Net realized and unrealized gain (loss)	3,014
Net Increase (Decrease) in Net Assets from Operations	$3,287

See accompanying notes which are an integral part of the financial statements.

170 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$273	$234
Net realized gain (loss)	143	57
Net change in unrealized appreciation (depreciation)	2,871	463
Net increase (decrease) in net assets from operations	3,287	754
Distributions
From net investment income
Class R1	(171)	(142)
Class R2	(42)	(37)
Class R3	(59)	(55)
From net realized gain
Class R1	(82)	(1,220)
Class R2	(23)	(452)
Class R3	(39)	(881)
Net decrease in net assets from distributions	(416)	(2,787)

Share Transactions*
Net increase (decrease) in net assets from share transactions	2,151	3,758

Total Net Increase (Decrease) in Net Assets	5,022	1,725

Net Assets
Beginning of period	14,871	13,146
End of period	$19,893	$14,871
Undistributed (overdistributed) net investment income included in net assets	$2	$—

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 171

Russell Investment Company
2050 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	589	$4,978	1,389	$10,720
Proceeds from reinvestment of distributions	31	252	193	1,362
Payments for shares redeemed	(568)	(4,809)	(1,107)	(8,083)
Net increase (decrease)	52	421	475	3,999
Class R2
Proceeds from shares sold	102	864	175	1,360
Proceeds from reinvestment of distributions	8	65	69	489
Payments for shares redeemed	(67)	(554)	(167)	(1,272)
Net increase (decrease)	43	375	77	577
Class R3
Proceeds from shares sold	426	3,538	347	2,701
Proceeds from reinvestment of distributions	12	98	134	936
Payments for shares redeemed	(268)	(2,281)	(568)	(4,455)
Net increase (decrease)	170	1,355	(87)	(818)
Total increase (decrease)	265	$2,151	465	$3,758

See accompanying notes which are an integral part of the financial statements.

172 2050 Strategy Fund

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Russell Investment Company
2050 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2013	7.84	.15	1.43	1.58	(.15)	(.07)
October 31, 2012	9.19	.11	.48	.59	(.16)	(1.78)
October 31, 2011	9.22	.18	.04	.22	(.23)	(.02)
October 31, 2010	8.03	.14	1.24	1.38	(.17)	(.02)
October 31, 2009	6.98	.10	1.05	1.15	(.10)	—

Class R2
October 31, 2013	7.85	.12	1.45	1.57	(.13)	(.07)
October 31, 2012	9.19	.12	.46	.58	(.14)	(1.78)
October 31, 2011	9.21	.25	(.07)	.18	(.18)	(.02)
October 31, 2010	8.02	.14	1.22	1.36	(.15)	(.02)
October 31, 2009	6.98	.09	1.04	1.13	(.09)	—

Class R3
October 31, 2013	7.84	.10	1.44	1.54	(.11)	(.07)
October 31, 2012	9.18	.11	.44	.55	(.11)	(1.78)
October 31, 2011	9.21	.16	.01	.17	(.18)	(.02)
October 31, 2010	8.02	.10	1.24	1.34	(.13)	(.02)
October 31, 2009	6.99	.05	1.05	1.10	(.07)	—

See accompanying notes which are an integral part of the financial statements.

174 2050 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.22)	9.20	20.61	10,729	—	—	1.75	27
(1.94)	7.84	9.00	8,731	—	—	1.44	78
(.25)	9.19	2.28	5,861	—	—	1.92	72
(.19)	9.22	17.46	2,454.93		—	1.58	28
(.10)	8.03	17.32	490	2.39	—	1.41	20

(.20)	9.22	20.42	3,515.25		.25	1.44	27
(1.92)	7.85	8.82	2,658.25		.25	1.52	78
(.20)	9.19	1.96	2,408.25		.25	2.61	72
(.17)	9.21	17.20	15,616	1.21	.25	1.62	28
(.09)	8.02	16.95	8,959	1.95	.25	1.28	20

(.18)	9.20	20.03	5,649.50		.50	1.17	27
(1.89)	7.84	8.50	3,482.50		.50	1.43	78
(.20)	9.18	1.78	4,877.50		.50	1.65	72
(.15)	9.21	16.94	3,693	1.45	.50	1.23	28
(.07)	8.02	16.66	1,436	2.34	.50	.77	20

See accompanying notes which are an integral part of the financial statements.
2050 Strategy Fund 175

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

2055 Strategy Fund - Class R1			2055 Strategy Fund - Class R3
	Total			Total
	Return			Return
1 Year	20.74%		1 Year	20.09%
Inception*	8.94	%§	Inception*	8.39	%§

2055 Strategy Fund - Class R2			Russell 1000® Index **
	Total			Total
	Return			Return
1 Year	20.35%		1 Year	28.40%
Inception*	8.63	%§	Inception*	15.11	%§

176 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The 2055 Strategy Fund (the “Fund”) is a fund of funds that	It was a strong equity market environment for the fiscal year
invests in other Russell Investment Company mutual funds (the	ending October 31, 2013. Global equities were led by the U.S.,
“Underlying Funds”). The Underlying Funds employ a multi-	as U.S. equities were up 28.99% as measured by the Russell
manager approach whereby portions of the Underlying Funds	3000® Index, outperforming international markets, which were up
are allocated to different money managers. Underlying Fund	25.10% as measured by the Russell Developed ex-U.S. Large Cap
assets not allocated to money managers are managed by Russell	Index. Thus, overall the Fund’s exposure to international equities
Investment Management Company (“RIMCo”), the Fund’s and	detracted from the Fund’s benchmark-relative performance as
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	these markets underperformed U.S. large cap equities. U.S. large
advisor, may change the allocation of the Underlying Funds’	cap equities also outperformed fixed income, as fixed income
assets among money managers at any time. An exemptive order	markets finished slightly negative, down 1.08% (as measured
from the Securities and Exchange Commission (“SEC”) permits	by the Barclays U.S. Aggregate Index). As a result, the Fund’s
RIMCo to engage or terminate a money manager in an Underlying	exposure to fixed income was a headwind for the period.
Fund at any time, subject to approval by the Underlying Fund’s	Global REITs (represented by the FTSE/EPRA NAREIT
Board, without a shareholder vote. Pursuant to the terms of the	Developed Index) finished the fiscal year up 12.38% but
exemptive order, an Underlying Fund is required to notify its	underperformed U.S. large cap equities. Commodities continued
shareholders within 90 days of when a money manager begins	their bear market run for the fiscal year, as the market lost 12.21%
providing services.	(as represented by the Dow Jones UBS Commodity Index Total
What is the Fund’s investment objective?	Return) and largely underperformed broader equity markets. As
The Fund seeks to provide capital growth and income consistent	a result, the Fund’s allocation to these asset classes negatively
with its current asset allocation which will change over time, with	impacted the Fund’s benchmark relative performance.
an increasing allocation to fixed income funds.	In fixed income, macroeconomic themes were large drivers to
The Fund pursues this objective by investing in a diversified	bond market performance. In particular, speculation around the
portfolio that, as of October 31, 2013, consisted of 79% equity	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering
Underlying Funds, 10% fixed income Underlying Funds and	drove fixed income volatility as U.S. Treasury rates rose and
11% alternative Underlying Funds. The Fund’s allocation to fixed	subsequently fell on the back of the Fed announcements. Overall,
income Underlying Funds will be fixed at 68% in approximately	exposure to fixed income detracted from benchmark-relative
the year 2055.	performance, as the asset class lagged U.S. large cap equities.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2013, the 2055 Strategy	performance?
Fund’s Class R1, Class R2 and Class R3 Shares gained 20.74%,	The Fund is a fund of funds and its performance is based on
20.35% and 20.09%, respectively. This is compared to the Fund’s	RIMCo’s strategic asset allocations and the performance of the
primary benchmark, the Russell 1000® Index, which gained	Underlying Funds in which the Fund invests.
28.40% during the same period. The Fund’s performance includes	From a fixed income perspective, an allocation to the Russell
operating expenses, whereas index returns are unmanaged and do	Strategic Bond Fund was negative as it underperformed the Fund’s
not include expenses of any kind.	benchmark. However, Underlying Fund active management
For the fiscal year ended October 31, 2013, the Lipper® Mixed	was positive as the Russell Strategic Bond Fund outperformed
Asset Target 2055+ Funds Average gained 22.80%. This result	its primary benchmark. Exposure to non-agency mortgages and
serves as a peer comparison and is expressed net of operating	commercial mortgage backed securities and an overweight to
expenses.	corporate credit helped, while negative currency positioning detracted.
The Fund’s underperformance relative to the Russell 1000®
Index was due to the Fund’s out-of-benchmark allocations to	The Fund’s strategic allocation to the Russell International
non-U.S. equity, fixed income and commodity Underlying Funds,	Developed Market Fund, Russell Global Equity Fund and
which generally underperformed the U.S. large cap equity market	Russell Emerging Markets Fund detracted from the Fund’s
as represented by the Russell 1000® Index.	benchmark relative performance, as each underperformed the
Fund’s benchmark. From an active management standpoint,
How did the market conditions described in the Market	performance of these Underlying Funds was mixed. The Russell
Summary report affect the Fund’s performance?	International Developed Markets Fund underperformed the broad
non-U.S. equity market as represented by the Russell Developed

2055 Strategy Fund 177

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

ex-U.S. Large Cap™ Index Net, while the Russell Global Equity	The Fund’s strategic allocation to alternative Underlying Funds
Fund outperformed the broad global equity market as represented	had negative effects on performance. The Fund’s allocation to
by the Russell Developed Large Cap Net Index. The Russell	the Russell Global Real Estate Securities Fund and Russell
Emerging Markets Fund underperformed its Russell Emerging	Commodity Strategies Fund detracted, as the both asset class
Markets Net Index. Exposure to emerging markets detracted from	underperformed the Fund’s benchmark.
performance of the Russell International Developed Market Fund
against its respective benchmark, while positive stock selection	Describe any changes to the Fund’s structure or allocation
within the U.S. and Europe benefited performance of the Russell	to the Underlying Funds.
Global Equity Fund’s performance against its benchmark.	There were no changes to the Fund’s structure or allocation to the
Underlying Funds during the fiscal year.
The Fund’s strategic allocation to U.S. large cap and small cap
Underlying Funds provided mixed results. Exposure to the Russell	The views expressed in this report reflect those of the
U.S. Small Cap Equity Fund benefited the Fund’s benchmark	portfolio managers only through the end of the period
relative performance, as U.S. small cap equities outperformed	covered by the report. These views do not necessarily
U.S. large cap equities and this Underlying Fund outperformed	represent the views of RIMCo or any other person in RIMCo
its small cap primary benchmark. However, underlying active	or any other affiliated organization. These views are subject
management within the U.S. large cap equity Underlying Funds	to change at any time based upon market conditions or
detracted, as each underperformed its respective U.S. equity	other events, and RIMCo disclaims any responsibility to
market segment as represented by its primary benchmark. In	update the views contained herein. These views should not
particular, the Russell U.S. Core Equity Fund underperformed	be relied on as investment advice and, because investment
the Russell 1000® Index. Stock selection within the consumer	decisions for a Russell Investment Company (“RIC”) Fund
discretionary sector detracted from performance.	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* The Fund first issued Class R1, R2 and R3 Shares on December 31, 2010.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

178 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,080.40	$1,025.21
Actual Expenses	Expenses Paid During Period*	$–	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
		Actual	return before
that you paid over the period. Simply divide your account value by	Class R2	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2013	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2013	$1,078.20	$1,023.95
	Expenses Paid During Period*	$1.31	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R3	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,076.90	$1,022.68
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$2.62	$2.55
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Strategy Fund 179

Russell Investment Company
2055 Strategy Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$

Investments 100.0%			Fixed Income - 10.0%
Other Russell Investment			Russell Strategic Bond Fund	21,566	235
Company Series Mutual Funds -

Class Y Shares			International Equities - 37.0%
Alternative Funds - 11.0%			Russell Emerging Markets Fund	5,528	106
Russell Commodity Strategies Fund	16,646	140	Russell Global Equity Fund	24,206	270
Russell Global Real Estate Securities			Russell International Developed Markets
Fund	2,837	117	Fund	13,522	492
		257			868

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	9,858	375	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	4,696	188	(identified cost $1,948)		2,345
Russell U.S. Dynamic Equity Fund	21,453	270
Russell U.S. Small Cap Equity Fund	4,526	152	Other Assets and Liabilities,
		985	Net - (0.0%)		(—)

			Net Assets - 100.0%		2,345

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

180 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,948
Investments, at fair value	2,345
Receivables:
Fund shares sold	4
Total assets	2,349
Liabilities
Payables:
Investments purchased	2
Accrued fees to affiliates	2
Total liabilities	4
Net Assets	$2,345
Net Assets Consist of:
Accumulated net realized gain (loss)	$2
Unrealized appreciation (depreciation) on investments	397
Shares of beneficial interest	2
Additional paid-in capital	1,944
Net Assets	$2,345
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$12.04
Class R1 — Net assets	$648,207
Class R1 — Shares outstanding ($.01 par value)	53,859
Net asset value per share: Class R2(#)	$12.03
Class R2 — Net assets	$1,290,055
Class R2 — Shares outstanding ($.01 par value)	107,192
Net asset value per share: Class R3(#)	$12.03
Class R3 — Net assets	$406,595
Class R3 — Shares outstanding ($.01 par value)	33,800
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 181

Russell Investment Company
2055 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$29

Expenses
Distribution fees - Class R3	1
Shareholder servicing fees - Class R2	3
Shareholder servicing fees - Class R3	1
Total expenses	5
Net investment income (loss)	24

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4
Capital gain distributions from Underlying Funds	— **
Net realized gain (loss)	4
Net change in unrealized appreciation (depreciation) on investments	319
Net realized and unrealized gain (loss)	323
Net Increase (Decrease) in Net Assets from Operations	$347

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

182 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24	$16
Net realized gain (loss)	4	14
Net change in unrealized appreciation (depreciation)	319	66
Net increase (decrease) in net assets from operations	347	96
Distributions
From net investment income
Class R1	(5)	(2)
Class R2	(16)	(13)
Class R3	(4)	(2)
From net realized gain
Class R1	(2)	(—**)
Class R2	(11)	(2)
Class R3	(3)	(—**)
Net decrease in net assets from distributions	(41)	(19)

Share Transactions*
Net increase (decrease) in net assets from share transactions	678	288

Total Net Increase (Decrease) in Net Assets	984	365

Net Assets
Beginning of period	1,361	996
End of period	$2,345	$1,361
** Less than $500.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 183

Russell Investment Company
2055 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
		2013			2012
	Shares		Dollars	Shares		Dollars

Class R1
Proceeds from shares sold		57	$642		9		$93
Proceeds from reinvestment of distributions		1	7		—		2
Payments for shares redeemed		(21)	(238)		(3)		(28)
Net increase (decrease)		37	411		6		67
Class R2
Proceeds from shares sold		31	342		18		171
Proceeds from reinvestment of distributions		3	27		2		15
Payments for shares redeemed		(20)	(216)		(9)		(83)
Net increase (decrease)		14	153		11		103
Class R3
Proceeds from shares sold		28	306		15		147
Proceeds from reinvestment of distributions		1	8		—		2
Payments for shares redeemed		(18)	(200)		(3)		(31)
Net increase (decrease)		11	114		12		118
Total increase (decrease)		62	$678		29		$288

See accompanying notes which are an integral part of the financial statements.

184 2055 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2055 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2013	10.27	.15	1.93	2.08	(.19)	(.12)
October 31, 2012	9.63	.16	.68	.84	(.18)	(.02)
October 31, 2011(1)	10.00	.06	(.37)	(.31)	(.06)	—

Class R2
October 31, 2013	10.27	.16	1.88	2.04	(.16)	(.12)
October 31, 2012	9.63	.15	.66	.81	(.15)	(.02)
October 31, 2011(1)	10.00	.03	(.36)	(.33)	(.04)	—

Class R3
October 31, 2013	10.27	.12	1.90	2.02	(.14)	(.12)
October 31, 2012	9.63	.11	.68	.79	(.13)	(.02)
October 31, 2011(1)	10.00	.02	(.37)	(.35)	(.02)	—

See accompanying notes which are an integral part of the financial statements.
186 2055 Strategy Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross(f)(g)	Net(e)(f)(g)	(b)(c)(e)	Turnover Rate(c)

(.31)	12.04	20.74	648	—	—	1.31	27
(.20)	10.27	8.92	171	—	—	1.66	23
(.06)	9.63	(3.09)	97	—	—	.63	47

(.28)	12.03	20.35	1,290.25		.25	1.43	27
(.17)	10.27	8.64	957.25		.25	1.48	23
(.04)	9.63	(3.31)	793.25		.25	.28	47

(.26)	12.03	20.09	407.50		.50	1.04	27
(.15)	10.27	8.41	233.50		.50	1.08	23
(.02)	9.63	(3.49)	106.50		.50	.21	47

See accompanying notes which are an integral part of the financial statements.
2055 Strategy Fund 187

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

In Retirement Fund - Class A‡			In Retirement Fund - Class R3
	Total Return			Total Return
1 Year	0.00	%§	1 Year	5.90%
5 Years	8.50	%§	5 Years	9.50	%§
Inception*	4.05	%§	Inception*	4.88	%§

In Retirement Fund - Class R1			Barclays U.S. Aggregate Bond Index **
	Total Return			Total Return
1 Year	6.44%		1 Year	(1.08)%
5 Years	10.05	%§	5 Years	6.09	%§
Inception*	5.42	%§	Inception*	4.70	%§

In Retirement Fund - Class R2
	Total Return
1 Year	6.16%
5 Years	9.78	%§
Inception*	5.16	%§

188 In Retirement Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The In Retirement Fund (the “Fund”) is a fund of funds that	of the Fund’s positive benchmark relative performance, as fixed
invests in other Russell Investment Company mutual funds (the	income markets finished slightly negative, down 1.08% as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Barclays U.S. Aggregate Bond Index.
manager approach whereby portions of the Underlying Funds	Global REITs (represented by the FTSE/EPRA NAREIT
are allocated to different money managers. Underlying Fund	Developed Index) finished the fiscal year up 12.38% and
assets not allocated to money managers are managed by Russell	outperformed fixed income markets, which was beneficial given
Investment Management Company (“RIMCo”), the Fund’s and	the Fund’s allocation to the Russell Global Real Estate Securities
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	Fund. Commodities continued their bear market run for the fiscal
advisor, may change the allocation of the Underlying Funds’	year, as the market lost 12.21% for the fiscal year (as represented
assets among money managers at any time. An exemptive order	by the Dow Jones UBS Commodity Index Total Return) and largely
from the Securities and Exchange Commission (“SEC”) permits	underperformed broader equity and fixed income markets. As a
RIMCo to engage or terminate a money manager in an Underlying	result, the Fund’s allocation to the Russell Commodity Strategies
Fund at any time, subject to approval by the Underlying Fund’s	Fund negatively impacted Fund performance.
Board, without a shareholder vote. Pursuant to the terms of the
exemptive order, an Underlying Fund is required to notify its	In fixed income, macroeconomic themes were large drivers of
shareholders within 90 days of when a money manager begins	bond market performance. In particular, speculation around the
providing services.	U.S. Federal Reserve’s (the “Fed”) timing of its stimulus tapering drove fixed income volatility as U.S. Treasury rates rose and
What is the Fund’s investment objective?	subsequently fell on the back of Fed announcements. Overall,
The Fund seeks to provide income and capital growth.	exposure to other asset classes in addition to fixed income
The Fund pursues this objective by investing in a diversified	benefited the Fund’s benchmark relative performance.
portfolio that, as of October 31, 2013, consisted of 26% equity	How did the investment strategies and techniques employed
Underlying Funds, 68% fixed income Underlying Funds and 6%	by the Fund and the Underlying Funds affect the Fund’s
alternative Underlying Funds.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on
fiscal year ended October 31, 2013?	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2013, the In Retirement	Underlying Funds in which the Fund invests.
Fund’s Class A, Class R1, Class R2 and Class R3 Shares gained	The Fund’s strategic allocation to fixed income Underlying
6.15%, 6.44%, 6.16% and 5.90%, respectively. This is compared	Funds was generally positive. An allocation to the Russell Short
to the Fund’s primary benchmark, the Barclays U.S. Aggregate	Duration Fund benefited, as this Underlying Fund outperformed
Bond Index, which lost 1.08% during the same period. The	the Fund’s benchmark. An allocation to the Russell Strategic
Fund’s performance includes operating expenses, whereas index	Bond Fund was also beneficial, while an allocation to the Russell
returns are unmanaged and do not include expenses of any kind.	Investment Grade Bond Fund was slightly negative. Results of
For the fiscal year ended October 31, 2013, the Lipper® Mixed	Underlying Fund active management were mixed. For the Russell
Asset Target Allocation Today Funds Average gained 5.43%.	Strategic Bond Fund and Russell Investment Grade Bond Fund,
This result serves as a peer comparison and is expressed net of	exposure to non-agency mortgages and commercial mortgage
operating expenses.	backed securities and an overweight to corporate credit helped, while negative currency positioning detracted.
The Fund’s outperformance relative to the Barclays U.S. Aggregate
Bond Index was due to the Fund’s out-of-benchmark allocation	The Fund’s strategic allocation to the Russell International
to equities and global real estate securities, which outperformed	Developed Market Fund, Russell Global Equity Fund and Russell
fixed income securities over the period.	Emerging Markets Fund benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark.
How did the market conditions described in the Market	From an active management standpoint, performance of these
Summary report affect the Fund’s performance?	Underlying Funds was mixed. The Russell International
It was a strong equity market environment for the fiscal year	Developed Markets Fund underperformed the broad non-U.S.
ending October 31, 2013. Global equities were led by the U.S., as	equity market as represented by the Russell Developed ex-U.S.
U.S. equities were up 28.99% as measured by the Russell 3000®	Large Cap Index Net, while the Russell Global Equity Fund
Index. International equities were also up 25.10% as measured	outperformed the broad global equity market as represented
by the Russell Developed ex-U.S. Large Cap Index. The general	by the Russell Developed Large Cap Net Index. The Russell
outperformance of equities over fixed income was a large driver	Emerging Markets Fund underperformed its Russell Emerging

In Retirement Fund 189

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Markets Net Index. Exposure to emerging markets detracted from	strategic allocation to the Russell Commodity Strategies Fund
performance of the Russell International Developed Market Fund	detracted, as the commodities asset class underperformed the
against its respective benchmark, while positive stock selection	Fund’s benchmark.
within the U.S. and Europe benefited performance of the Russell
Global Equity Fund’s performance against its benchmark.	Describe any changes to the Fund’s structure or allocation
to the Underlying Funds.
The Fund’s strategic allocation to U.S. large cap and small cap	There were no changes to the Fund’s structure or allocation to the
Underlying Funds benefited the Fund’s benchmark relative	Underlying Funds during the fiscal year.
performance, as broad U.S. equities outperformed core fixed
income for the period. However, each of the large cap U.S.	The views expressed in this report reflect those of the
equity Underlying Funds underperformed its respective U.S.	portfolio managers only through the end of the period
equity market segment as represented by each Fund’s primary	covered by the report. These views do not necessarily
benchmark. In particular, the Russell U.S. Core Equity Fund	represent the views of RIMCo or any other person in RIMCo
underperformed the Russell 1000® Index. Stock selection within	or any other affiliated organization. These views are subject
the consumer discretionary sector detracted from performance.	to change at any time based upon market conditions or
The Russell U.S. Small Cap Equity Fund outperformed its	other events, and RIMCo disclaims any responsibility to
benchmark, driven by an underweight to REITs and utility stocks.	update the views contained herein. These views should not
The Fund’s strategic allocation to alternative Underlying Funds	be relied on as investment advice and, because investment
had mixed effects on performance. The Fund’s allocation to the	decisions for a Russell Investment Company (“RIC”) Fund
Russell Global Real Estate Securities Fund was positive as the	are based on numerous factors, should not be relied on as
asset class outperformed the Fund’s benchmark. The Fund’s	an indication of investment decisions of any RIC Fund.

* The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on February 25, 2011.  The returns shown for Class A Shares prior to that date are the returns of Class R2 Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

190 In Retirement Fund

Russell Investment Company
In Retirement Fund

Shareholder Expense Example — October 31, 2013 Unaudited

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2013	$1,000.00	$1,000.00
which for this Fund is from May 1, 2013 to October 31, 2013.	Ending Account Value
	October 31, 2013	$1,009.30	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.27	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class R1	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2013	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2013	$1,011.10	$1,025.21
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$—	$—
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* There were no expenses charged to the Class.
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R2	Performance	expenses)
Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2013	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2013	$1,009.70	$1,023.95
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$1.27	$1.28
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

In Retirement Fund 191

Russell Investment Company
In Retirement Fund

Shareholder Expense Example, continued — October 31, 2013 Unaudited

		Hypothetical
		Performance (5%
	Actual	return before
Class R3	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,008.50	$1,022.68
Expenses Paid During Period*	$2.53	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

192 In Retirement Fund

Russell Investment Company
In Retirement Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Russell Short Duration Bond Fund	234,848	4,547
Other Russell Investment			Russell Strategic Bond Fund	2,080,821	22,723
Company Series Mutual Funds -					38,629
Class Y Shares			International Equities - 13.8%
Alternative Funds - 5.1%			Russell Emerging Markets Fund	35,466	679
			Russell Global Equity Fund	283,955	3,163
Russell Commodity Strategies Fund	173,659	1,462	Russell International Developed Markets
Russell Global Real Estate Securities			Fund	108,766	3,960
Fund	35,520	1,462			7,802
		2,924

Domestic Equities - 13.0%			Total Investments 100.0%
Russell U.S. Core Equity Fund	56,584	2,153	(identified cost $45,682)		56,710
Russell U.S. Defensive Equity Fund	73,765	2,955
Russell U.S. Dynamic Equity Fund	98,713	1,240	Other Assets and Liabilities,
Russell U.S. Small Cap Equity Fund	29,982	1,007	Net - (0.0%)		(9)
		7,355

Fixed Income - 68.1%			Net Assets - 100.0%		56,701
Russell Investment Grade Bond Fund	518,457	11,359

Presentation of Portfolio Holdings

	% of Net
Categories	Assets
Alternative Funds		5.1
Domestic Equities		13.0
Fixed Income		68.1
International Equities		13.8
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 193

Russell Investment Company
In Retirement Fund

Statement of Assets and Liabilities — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$45,682
Investments, at fair value	56,710
Receivables:
Investments sold	7
Fund shares sold	20
Total assets	56,737
Liabilities
Payables:
Fund shares redeemed	26
Accrued fees to affiliates	10
Total liabilities	36
Net Assets	$56,701
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$43
Accumulated net realized gain (loss)	1,375
Unrealized appreciation (depreciation) on investments	11,028
Shares of beneficial interest	52
Additional paid-in capital	44,203
Net Assets	$56,701
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.05
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.72
Class A — Net assets	$493,197
Class A — Shares outstanding ($.01 par value)	44,626
Net asset value per share: Class R1(#)	$10.90
Class R1 — Net assets	$29,451,213
Class R1 — Shares outstanding ($.01 par value)	2,701,317
Net asset value per share: Class R2(#)	$10.90
Class R2 — Net assets	$7,817,640
Class R2 — Shares outstanding ($.01 par value)	717,174
Net asset value per share: Class R3(#)	$10.88
Class R3 — Net assets	$18,939,399
Class R3 — Shares outstanding ($.01 par value)	1,741,268
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

194 In Retirement Fund

Russell Investment Company
In Retirement Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Income distribution from Underlying Funds	$2,063

Expenses
Distribution fees - Class A	2
Distribution fees - Class R3	55
Shareholder servicing fees - Class R2	23
Shareholder servicing fees - Class R3	55
Total expenses	135
Net investment income (loss)	1,928

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,704
Capital gain distributions from Underlying Funds	213
Net realized gain (loss)	2,917
Net change in unrealized appreciation (depreciation) on investments	(994)
Net realized and unrealized gain (loss)	1,923
Net Increase (Decrease) in Net Assets from Operations	$3,851

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 195

Russell Investment Company
In Retirement Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,928	$1,995
Net realized gain (loss)	2,917	1,557
Net change in unrealized appreciation (depreciation)	(994)	2,471
Net increase (decrease) in net assets from operations	3,851	6,023
Distributions
From net investment income
Class A	(25)	(12)
Class R1	(1,058)	(997)
Class R2	(274)	(310)
Class R3	(551)	(674)
From net realized gain
Class A	(4)	(4)
Class R1	(151)	(140)
Class R2	(44)	(53)
Class R3	(95)	(130)
Net decrease in net assets from distributions	(2,202)	(2,320)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(16,981)	(22,474)

Total Net Increase (Decrease) in Net Assets	(15,332)	(18,771)

Net Assets
Beginning of period	72,033	90,804
End of period	$56,701	$72,033
Undistributed (overdistributed) net investment income included in net assets	$43	$2

See accompanying notes which are an integral part of the financial statements.

196 In Retirement Fund

Russell Investment Company
In Retirement Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
In Retirement Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Proceeds from reinvestment of distributions	3	29	1	16
Payments for shares redeemed	(55)	(601)	(5)	(56)
Net increase (decrease)	(52)	(572)	(4)	(40)
Class R1
Proceeds from shares sold	821	8,761	1,212	12,465
Proceeds from reinvestment of distributions	115	1,206	112	1,134
Payments for shares redeemed	(1,693)	(18,011)	(1,435)	(14,772)
Net increase (decrease)	(757)	(8,044)	(111)	(1,173)
Class R2
Proceeds from shares sold	264	2,817	398	4,106
Proceeds from reinvestment of distributions	30	318	36	363
Payments for shares redeemed	(614)	(6,537)	(1,108)	(11,276)
Net increase (decrease)	(320)	(3,402)	(674)	(6,807)
Class R3
Proceeds from shares sold	860	9,148	800	8,157
Proceeds from reinvestment of distributions	62	646	81	804
Payments for shares redeemed	(1,387)	(14,757)	(2,290)	(23,415)
Net increase (decrease)	(465)	(4,963)	(1,409)	(14,454)
Total increase (decrease)	(1,594)	$(16,981)	(2,198)	$(22,474)

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 197

Russell Investment Company
In Retirement Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	10.74	.36	.29	.65	(.29)	(.05)
October 31, 2012	10.10	.25	.55	.80	(.12)	(.04)
October 31, 2011(2)	10.25	.14	(.15)	(.01)	(.14)	—

Class R1
October 31, 2013	10.60	.33	.34	.67	(.32)	(.05)
October 31, 2012	10.10	.27	.55	.82	(.28)	(.04)
October 31, 2011	10.28	.24	.07	.31	(.45)	(.04)
October 31, 2010	9.27	.27	1.04	1.31	(.30)	—
October 31, 2009	8.12	.32	1.12	1.44	(.29)	—

Class R2
October 31, 2013	10.60	.32	.32	.64	(.29)	(.05)
October 31, 2012	10.10	.27	.52	.79	(.25)	(.04)
October 31, 2011	10.28	.27	.01	.28	(.42)	(.04)
October 31, 2010	9.27	.28	1.01	1.29	(.28)	—
October 31, 2009	8.12	.31	1.11	1.42	(.27)	—

Class R3
October 31, 2013	10.58	.27	.34	.61	(.26)	(.05)
October 31, 2012	10.08	.24	.53	.77	(.23)	(.04)
October 31, 2011	10.27	.19	.07	.26	(.41)	(.04)
October 31, 2010	9.26	.23	1.04	1.27	(.26)	—
October 31, 2009	8.12	.27	1.13	1.40	(.26)	—

See accompanying notes which are an integral part of the financial statements.
198 In Retirement Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(c)(d)	(000)	Gross(f)(g)	Net(e)(f)(g)	(b)(c)(e)	Turnover Rate(c)

(.34)	11.05	6.15	493.25		.25	3.30	19
(.16)	10.74	8.01	1,035.25		.25	2.43	20
(.14)	10.10	(.06)	1,012.25		.25	1.40	43

(.37)	10.90	6.48	29,451	—	—	3.10	19
(.32)	10.60	8.32	36,665	—	—	2.66	20
(.49)	10.10	3.10	36,059	—	—	2.35	43
(.30)	10.28	14.43	736	2.13	—	2.80	52
(.29)	9.27	18.68	196	4.67	—	3.86	26

(.34)	10.90	6.16	7,818.25		.25	2.95	19
(.29)	10.60	8.05	10,996.25		.25	2.59	20
(.46)	10.10	2.84	17,288.25		.25	2.60	43
(.28)	10.28	14.16	3,809	2.47	.25	2.86	52
(.27)	9.27	18.43	2,356	3.98	.25	3.77	26

(.31)	10.88	5.90	18,939.50		.50	2.57	19
(.27)	10.58	7.78	23,337.50		.50	2.35	20
(.45)	10.08	2.55	36,445.50		.50	1.90	43
(.26)	10.27	13.88	1,426	2.71	.50	2.39	52
(.26)	9.26	18.09	758	4.83	.50	3.24	26

See accompanying notes which are an integral part of the financial statements.
In Retirement Fund 199

Russell Investment Company
LifePoints® Funds

Notes to Financial Highlights — October 31, 2013

(1) For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(2) For the period February 28, 2011 (commencement of operations) to October 31, 2011.
(a) Average daily shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the
Fund invests.
(c) The ratios for periods less than one year are not annualized.
(d) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e) May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company
(“RFSC”).
(f) The ratios for periods less than one year are annualized.
(g) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h) Less than $.01 per share.

200 Notes to Financial Highlights

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements — October 31, 2013

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds (each a “Fund” and collectively the “Funds”).
The Investment Company is registered under the Investment Company Act of 1940, as amended (Investment Company Act), as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a Second
Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment
Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds
Each of the Target Portfolio Funds listed in the table below is a “fund of funds” and diversifies its assets by investing, at present, in Shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. Each Fund currently intends to invest only in the Underlying Funds.
Each Fund intends its strategy of investing in combinations of equity, fixed income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Russell
Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the asset allocation for any Fund, including changes to the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1)
due to market movements, (2) by up to +/- 3% at the equity, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.
In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current
Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

The following table shows the Underlying Funds in which each Fund invests and the target strategic asset allocation effective March
1, 2013 to each Underlying Fund.

		Asset Allocation Targets as of March 1, 2013*
	Conservative	Moderate	Balanced	Growth	Equity Growth
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Funds**
Russell Commodity Strategies Fund	2%	3%	4%	6%	6%
Russell Global Infrastructure Fund	2	3	3	4	4
Russell Global Real Estate Securities Fund	2	3	3	4	5
Russell Multi-Strategy Alternative Fund	2	3	3	4	5
Domestic Equity Funds
Russell U.S. Core Equity Fund	2	4	7	10	12
Russell U.S. Defensive Equity Fund	3	4	5	5	6
Russell U.S. Dynamic Equity Fund	1	2	6	6	9
Russell U.S. Small Cap Equity Fund	—	2	4	6	7
Fixed Income Funds
Russell Global Opportunistic Credit Fund	2	2	3	4	5
Russell Investment Grade Bond Fund	20	20	—	—	—
Russell Short Duration Bond Fund	18	—	—	—	—
Russell Strategic Bond Fund	38	36	35	15	—
International Equity Funds
Russell Emerging Markets Fund	—	3	4	5	6
Russell Global Equity Fund	4	7	9	13	13
Russell International Developed Markets Fund	4	8	14	18	22
	100%	100%	100%	100%	100%

* Prospectus dated March 1, 2013.
** Alternative Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or that seek returns with a low correlation to global equity markets.

Notes to Financial Statements 201

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

Target Date Funds
Each of the Target Date Funds listed in the table below is a “fund of funds” and seeks to achieve its objective by investing in
Shares of several of the Underlying Funds which represent various asset classes. Each Fund currently intends to invest only in the
Underlying Funds. The 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy,
2050 Strategy and 2055 Strategy Funds are referred to herein as the “Strategy Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated
in the Fund name, the “target year,” at which time the allocation will remain fixed. The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the
Underlying Funds in which it invests does not shift over time. The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. RIMCo may modify the target asset allocation for any
Fund, including changes to the Underlying Funds in which a Fund invests, from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the asset allocation or changes to the Underlying Funds may be based on strategic, long-term allocation decisions and not on tactical, short-term positioning. There may not be changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying
Funds or represent asset classes which are not currently represented by the Underlying Funds.

The following tables show the Underlying Funds in which each Fund invests and the approximate target asset allocation as of March
1, 2013 to each Underlying Fund.

		Asset Allocation Targets as of March 1, 2013*
	2015	2020	2025	2030	2035
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Funds**
Russell Commodity Strategies Fund	3%	3%	4%	5%	6%
Russell Global Real Estate Securities Fund	3	3	3	4	5
Domestic Equity Funds
Russell U.S. Core Equity Fund	4	7	9	13	16
Russell U.S. Defensive Equity Fund	5	6	7	8	8
Russell U.S. Dynamic Equity Fund	3	4	7	8	11
Russell U.S. Small Cap Equity Fund	2	3	4	5	7
Fixed Income Funds
Russell Investment Grade Bond Fund	20	14	2	—	—
Russell Short Duration Bond Fund	4	—	—	—	—
Russell Strategic Bond Fund	40	40	40	26	10
International Equity Funds
Russell Emerging Markets Fund	2	2	3	4	5
Russell Global Equity Fund	6	7	8	9	11
Russell International Developed Markets Fund	8	11	13	18	21
	100%	100%	100%	100%	100%

		Asset Allocation Targets as of March 1, 2013*
	2040	2045	2050	2055	In Retirement
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Fund
Alternative Funds**
Russell Commodity Strategies Fund	6%	6%	6%	6%	3%
Russell Global Real Estate Securities Fund	5	5	5	5	3
Domestic Equity Funds
Russell U.S. Core Equity Fund	16	16	16	16	4
Russell U.S. Defensive Equity Fund	8	8	8	8	5
Russell U.S. Dynamic Equity Fund	11	11	11	11	2
Russell U.S. Small Cap Equity Fund	7	7	7	7	2
Fixed Income Funds
Russell Investment Grade Bond Fund	—	—	—	—	20
Russell Short Duration Bond Fund	—	—	—	—	8
Russell Strategic Bond Fund	10	10	10	10	40

202 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

		Asset Allocation Targets as of March 1, 2013*
	2040	2045	2050	2055	In Retirement
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Fund
International Equity Funds
Russell Emerging Markets Fund	5	5	5	5	1
Russell Global Equity Fund	11	11	11	11	5
Russell International Developed Markets Fund	21	21	21	21	7
	100%	100%	100%	100%	100%

* Prospectus dated March 1, 2013.
** Alternative Funds pursue investment strategies that differ from those of traditional broad market equity of fixed income funds or that seek returns with a low correlation to global equity markets.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation
The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each
Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk
(e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by Russell Fund Services Company, acting at the discretion of the Board, that are used in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended October 31, 2013 were Level 1 for all Funds.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated
in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Investment Income
Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Notes to Financial Statements 203

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code
(the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At October 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2010 through October 31, 2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses
Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class
R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains
(losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

204 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

Market, Credit and Counterparty Risk
In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk).
Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or the risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. This could cause an Underlying Fund to underperform other types of investments.

3. Investment Transactions

Securities
During the period ended October 31, 2013, purchases and sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative Strategy Fund	$131,242,008	$187,371,861
Moderate Strategy Fund	127,692,018	221,307,912
Balanced Strategy Fund	406,528,203	725,488,095
Growth Strategy Fund	259,740,110	459,103,895
Equity Growth Strategy Fund	140,330,781	262,470,798
2015 Strategy Fund	18,143,368	40,961,822
2020 Strategy Fund	34,308,586	92,180,022
2025 Strategy Fund	14,991,537	29,038,922
2030 Strategy Fund	29,193,020	61,477,573
2035 Strategy Fund	13,616,407	14,576,769
2040 Strategy Fund	19,222,038	40,765,912
2045 Strategy Fund	6,020,689	3,947,794
2050 Strategy Fund	6,720,185	4,707,826
2055 Strategy Fund	1,172,325	512,513
In Retirement Fund	12,284,175	29,329,266

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent
RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator and transfer and disbursing agent. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

Target Portfolio Series Funds
With respect to the Target Portfolio Funds, the advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2013:

Notes to Financial Statements 205

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

	Advisory	Administrative
Conservative Strategy Fund	$1,281,768	$308,171
Moderate Strategy Fund	1,984,725	477,164
Balanced Strategy Fund	7,736,746	1,859,974
Growth Strategy Fund	4,692,050	1,127,980
Equity Growth Strategy Fund	2,045,478	491,736

RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended October 31, 2013:

Target Date Series Funds
With respect to the Target Date Funds, effective October 1, 2010, the Funds’ Advisory, Administrative and Transfer Agency
contracts have been amended to reduce the fees payable under each contract to 0.00% and RIMCo has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds and extraordinary expenses.

Waivers and Reimbursements

Target Portfolio Funds
Until February 28, 2014, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares.
The waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2014, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees,
Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

As of October 31, 2013, RIMCo and RFSC waived the following expenses:

Amount
Conservative Strategy Fund	$1,281,768
Moderate Strategy Fund	1,984,725
Balanced Strategy Fund	7,736,746
Growth Strategy Fund	4,692,050
Equity Growth Strategy Fund	2,045,478

	RIMCo Waiver	RFSC Waiver	Total
Conservative Strategy Fund	$1,046,702	$204,872	$1,251,574
Moderate Strategy Fund	1,518,843	314,426	1,833,269
Balanced Strategy Fund	5,427,098	1,198,721	6,625,819
Growth Strategy Fund	3,278,405	766,074	4,044,479
Equity Growth Strategy Fund	1,477,209	371,464	1,848,673

Distributor and Shareholder Servicing
Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for the Investment
Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A,
Class C and Class R3 shares subject to the Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

206 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

In addition, the Investment Company has adopted a Shareholder Services Plan under which the Funds may make payments to the
Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’
clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not
exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2013, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Conservative Strategy Fund	$7,584
Moderate Strategy Fund	718
Balanced Strategy Fund	14,684
Growth Strategy Fund	563
Equity Growth Strategy Fund	250

For the period ended October 31, 2013, the sales commissions paid to the selling agents for the sale of Class A shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Conservative Strategy Fund	$568,190	$103,292
Moderate Strategy Fund	847,393	146,806
Balanced Strategy Fund	3,173,013	537,896
Growth Strategy Fund	2,504,922	409,084
Equity Growth Strategy Fund	770,223	128,869
2030 Strategy Fund	238	31
2040 Strategy Fund	321	46

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended October 31, 2013 were as follows:

	Conservative	Moderate Strategy Balanced Strategy		Growth Strategy	Equity Growth
	Strategy Fund	Fund	Fund	Fund	Strategy Fund
Advisory fees	$55,911	$81,921	$308,836	$238,208	$99,473
Administration fees	24,080	38,470	156,990	96,849	41,903
Distribution fees	184,111	266,355	1,103,794	674,658	275,447
Shareholder servicing fees	72,262	106,268	401,740	251,301	112,015
Transfer agent fees	85,929	137,037	557,617	341,982	143,726
Trustee fees	2,117	3,280	12,244	7,274	3,176
	$424,410	$633,331	$2,541,221	$1,610,272	$675,740

	2015 Strategy	2020 Strategy	2025 Strategy	2030 Strategy	2035 Strategy
	Fund	Fund	Fund	Fund	Fund
Distribution fees	$2,402	$13,278	$3,470	$11,509	$2,580
Shareholder servicing fees	3,549	17,456	5,048	15,528	3,875
	$5,951	$30,734	$8,518	$27,037	$6,455

	2040 Strategy	2045 Strategy	2050 Strategy	2055 Strategy
	Fund	Fund	Fund	Fund	In Retirement Fund
Distribution fees	$8,263	$1,280	$1,185	$541	$4,284
Shareholder servicing fees	10,964	1,990	1,913	1,148	5,820
	$19,227	$3,270	$3,098	$1,689	$10,104

Notes to Financial Statements 207

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

Board of Trustees
The Russell Fund Complex consists of RIC, which has 37 funds, Russell Investment Funds (“RIF”), which has 9 funds, and
Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During
the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year (effective January 1,
2013, $87,000); each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each
Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year (effective January 1, 2013, $12,000).
The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh and the Trustee Emeritus are not
compensated by the Russell Fund Complex for service as a Trustee.

Transactions with Affiliated Companies (amounts in thousands)
An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended October 31, 2013 with Underlying
Funds which are, or were, an affiliated company are as follows:

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions Distributions
Conservative Strategy Fund
Russell Commodity Strategies Fund	$8,717	$2,852	$5,965	$(421)	$—	$—
Russell Global Infrastructure Fund	14,740	5,805	5,234	195	495	177
Russell Global Real Estate Securities Fund	8,625	2,746	5,588	2,191	723	43
Russell Multi-Strategy Alternative Fund	11,818	963	2,349	30	—	—
Russell U.S. Core Equity Fund	14,633	6,194	12,565	3,140	289	—
Russell U.S. Defensive Equity Fund	14,787	2,188	5,325	1,580	267	—
Russell U.S. Dynamic Equity Fund	5,889	1,133	2,974	378	39	—
Russell Global Opportunistic Credit Fund	11,829	8,632	9,377	(14)	828	7
Russell Investment Grade Bond Fund	118,476	23,296	27,062	(307)	4,348	1,387
Russell Short Duration Bond Fund	106,585	19,779	27,334	(49)	2,509	487
Russell Strategic Bond Fund	225,165	44,079	54,041	(406)	9,901	313
Russell Global Equity Fund	26,542	4,270	11,285	2,444	361	—
Russell International Developed Markets Fund	23,599	9,305	9,076	436	424	—
	$591,405	$131,242	$178,175	$9,197	$20,184	$2,414
Moderate Strategy Fund
Russell Commodity Strategies Fund	$20,831	$5,088	$11,191	$(919)	$—	$—
Russell Global Infrastructure Fund	35,647	10,199	7,780	386	1,148	404
Russell Global Real Estate Securities Fund	21,130	3,905	11,270	3,486	1,664	99
Russell Multi-Strategy Alternative Fund	28,330	1,113	3,524	41	—	—
Russell U.S. Core Equity Fund	45,419	2,583	20,630	6,288	782	—
Russell U.S. Defensive Equity Fund	38,385	2,044	8,701	2,658	663	—
Russell U.S. Dynamic Equity Fund	19,065	788	5,731	928	121	—
Russell U.S. Small Cap Equity Fund	8,863	1,870	12,274	6,753	223	—
Russell Global Opportunistic Credit Fund	19,028	1,882	2,441	(19)	1,278	10
Russell Investment Grade Bond Fund	190,281	32,752	33,841	(62)	6,611	2,109
Russell Strategic Bond Fund	342,824	29,057	33,831	(538)	14,394	452
Russell Emerging Markets Fund	33,027	13,887	7,934	(403)	287	—
Russell Global Equity Fund	71,477	2,560	19,426	4,199	918	—
Russell International Developed Markets Fund	76,114	19,964	18,596	1,340	1,349	—
	$950,421	$127,692	$197,170	$24,138	$29,438	$3,074

208 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions Distributions
Balanced Strategy Fund
Russell Commodity Strategies Fund	$110,977	$13,237	$39,283	$(3,927)	$—	$—
Russell Global Infrastructure Fund	156,712	48,067	19,886	1,424	4,627	1,560
Russell Global Real Estate Securities Fund	74,696	11,962	34,539	24,974	6,442	386
Russell Multi-Strategy Alternative Fund	113,929	2,141	5,376	69	—	—
Russell U.S. Core Equity Fund	334,184	6,246	88,516	27,080	5,065	—
Russell U.S. Defensive Equity Fund	198,052	3,672	28,332	6,727	3,239	—
Russell U.S. Dynamic Equity Fund	216,636	2,251	42,744	7,063	1,295	—
Russell U.S. Small Cap Equity Fund	116,535	3,347	55,867	33,814	1,742	—
Russell Global Opportunistic Credit Fund	116,892	10,581	6,536	66	7,417	60
Russell Strategic Bond Fund	1,357,932	162,974	102,583	6,550	53,106	1,678
Russell Emerging Markets Fund	175,373	53,440	16,322	5,706	1,551	—
Russell Global Equity Fund	372,763	6,077	66,113	18,236	4,507	—
Russell International Developed Markets Fund	549,055	82,533	86,341	5,268	10,035	—
	$3,893,736	$406,528	$592,438	$133,050	$99,026	$3,684
Growth Strategy Fund
Russell Commodity Strategies Fund	$108,548	$13,164	$25,757	$(2,273)	$—	$—
Russell Global Infrastructure Fund	127,514	35,708	10,741	837	3,684	1,245
Russell Global Real Estate Securities Fund	65,608	7,975	21,774	17,804	5,162	309
Russell U.S. Core Equity Fund	273,720	4,277	62,104	13,299	3,959	—
Russell Multi-Strategy Alternative Fund	93,481	3,206	3,397	28	—	—
Russell U.S. Defensive Equity Fund	134,526	2,354	16,267	3,057	2,158	—
Russell U.S. Dynamic Equity Fund	158,740	1,442	25,707	4,267	925	—
Russell U.S. Small Cap Equity Fund	101,419	2,899	52,400	16,805	1,435	—
Russell Global Opportunistic Credit Fund	94,963	9,264	3,841	50	5,949	48
Russell Strategic Bond Fund	358,716	81,466	47,048	8,795	13,287	428
Russell Emerging Markets Fund	138,511	38,060	5,793	3,865	1,196	—
Russell Global Equity Fund	315,416	4,173	45,763	12,649	3,694	—
Russell International Developed Markets Fund	436,433	55,752	55,625	3,704	7,885	—
	$2,407,595	$259,740	$376,217	$82,887	$49,334	$2,030
Equity Growth Strategy Fund
Russell Commodity Strategies Fund	$48,735	$11,663	$15,955	$(1,155)	$—	$—
Russell Global Infrastructure Fund	54,954	17,070	6,632	401	1,606	540
Russell Global Real Estate Securities Fund	38,801	5,849	13,536	6,397	2,808	167
Russell Multi-Strategy Alternative Fund	51,929	5,773	4,859	72	—	—
Russell U.S. Core Equity Fund	139,256	3,756	30,995	11,968	2,025	—
Russell U.S. Defensive Equity Fund	57,986	1,787	8,666	1,276	934	—
Russell U.S. Dynamic Equity Fund	99,847	2,116	18,825	2,866	586	—
Russell U.S. Small Cap Equity Fund	54,526	2,690	26,701	7,957	736	—
Russell Global Opportunistic Credit Fund	52,318	31,227	27,594	550	2,570	26
Russell Emerging Markets Fund	81,048	19,637	5,906	1,772	747	—
Russell Global Equity Fund	136,160	4,232	23,182	6,012	1,600	—
Russell International Developed Markets Fund	230,496	34,531	39,009	2,495	4,230	—
	$1,046,056	$140,331	$221,860	$40,611	$17,842	$733
2015 Strategy Fund
Russell Commodity Strategies Fund	$967	$650	$1,257	$(147)	$—	$—
Russell Global Real Estate Securities Fund	965	650	1,225	179	91	6
Russell U.S. Core Equity Fund	1,534	741	1,837	541	33	—
Russell U.S. Defensive Equity Fund	1,959	917	2,170	659	51	—
Russell U.S. Dynamic Equity Fund	903	486	1,332	158	9	—
Russell U.S. Small Cap Equity Fund	828	406	1,111	414	18	—
Russell Investment Grade Bond Fund	6,970	3,391	7,111	(142)	375	121
Russell Short Duration Bond Fund	1,395	1,730	1,444	(20)	38	5
Russell Strategic Bond Fund	13,945	6,523	14,077	(107)	880	29
Russell Emerging Markets Fund	557	354	817	17	12	—
Russell Global Equity Fund	2,016	945	2,420	523	42	—
Russell International Developed Markets Fund	2,776	1,350	3,655	431	107	—
	$34,815	$18,143	$38,456	$2,506	$1,656	$161
2020 Strategy Fund

Notes to Financial Statements 209

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions Distributions
Russell Commodity Strategies Fund	$6,271	$1,764	$2,879	$(262)	$—	$—
Russell Global Real Estate Securities Fund	5,776	1,436	2,749	489	392	23
Russell U.S. Core Equity Fund	12,638	1,190	5,815	2,724	207	—
Russell U.S. Defensive Equity Fund	12,277	1,203	5,161	1,911	238	—
Russell U.S. Dynamic Equity Fund	8,151	948	5,425	648	61	—
Russell U.S. Small Cap Equity Fund	6,358	654	3,424	1,481	91	—
Russell Investment Grade Bond Fund	27,089	9,400	9,467	(204)	972	297
Russell Strategic Bond Fund	77,473	12,988	26,818	105	3,681	118
Russell Emerging Markets Fund	4,454	1,032	2,553	19	66	—
Russell Global Equity Fund	12,799	1,044	6,274	1,615	199	—
Russell International Developed Markets Fund	20,381	2,650	12,401	688	568	—
	$193,667	$34,309	$82,966	$9,214	$6,475	$438
2025 Strategy Fund
Russell Commodity Strategies Fund	$1,784	$938	$1,256	$(127)	$—	$—
Russell Global Real Estate Securities Fund	1,373	486	830	64	97	6
Russell U.S. Core Equity Fund	4,373	778	2,546	686	75	—
Russell U.S. Defensive Equity Fund	3,181	528	1,576	444	65	—
Russell U.S. Dynamic Equity Fund	3,032	633	2,161	258	24	—
Russell U.S. Small Cap Equity Fund	1,781	351	1,162	410	26	—
Russell Investment Grade Bond Fund	923	1,419	479	(18)	9	—
Russell Strategic Bond Fund	18,471	7,398	9,793	(274)	884	28
Russell Emerging Markets Fund	1,333	529	956	(12)	20	—
Russell Global Equity Fund	3,585	623	2,077	424	57	—
Russell International Developed Markets Fund	6,210	1,309	4,017	331	177	—
	$46,046	$14,992	$26,853	$2,186	$1,434	$34
2030 Strategy Fund
Russell Commodity Strategies Fund	$9,439	$2,461	$2,659	$(160)	$—	$—
Russell Global Real Estate Securities Fund	6,551	1,524	2,289	425	398	24
Russell U.S. Core Equity Fund	23,040	1,382	7,158	1,996	330	—
Russell U.S. Defensive Equity Fund	13,913	1,015	3,262	1,476	238	—
Russell U.S. Dynamic Equity Fund	15,078	1,045	5,604	676	96	—
Russell U.S. Small Cap Equity Fund	9,589	863	4,020	1,444	122	—
Russell Strategic Bond Fund	46,301	15,882	9,110	(154)	1,737	52
Russell Emerging Markets Fund	6,602	1,444	2,608	(30)	84	—
Russell Global Equity Fund	16,785	952	5,342	1,221	224	—
Russell International Developed Markets Fund	31,243	2,625	13,337	(805)	747	—
	$178,541	$29,193	$55,389	$6,089	$3,976	$76
2035 Strategy Fund
Russell Commodity Strategies Fund	$1,774	$1,337	$951	$(81)	$—	$—
Russell Global Real Estate Securities Fund	1,483	857	759	(15)	83	5
Russell U.S. Core Equity Fund	4,806	1,878	2,139	214	68	—
Russell U.S. Defensive Equity Fund	2,408	987	1,070	90	41	—
Russell U.S. Dynamic Equity Fund	3,446	1,333	1,621	134	22	—
Russell U.S. Small Cap Equity Fund	1,932	640	923	163	20	—
Russell Strategic Bond Fund	3,006	1,883	1,374	(49)	117	3
Russell Emerging Markets Fund	1,350	811	718	(45)	14	—
Russell Global Equity Fund	3,449	1,289	1,509	122	39	—
Russell International Developed Markets Fund	6,290	2,601	2,917	63	124	—
	$29,944	$13,616	$13,981	$596	$528	$8
2040 Strategy Fund
Russell Commodity Strategies Fund	$8,290	$2,898	$1,916	$(104)	$—	$—
Russell Global Real Estate Securities Fund	6,933	1,594	1,850	151	390	23
Russell U.S. Core Equity Fund	22,460	1,646	5,028	1,354	304	—
Russell U.S. Defensive Equity Fund	11,261	971	2,191	853	185	—
Russell U.S. Dynamic Equity Fund	16,112	1,545	4,761	583	97	—
Russell U.S. Small Cap Equity Fund	9,031	881	2,901	1,024	102	—
Russell Strategic Bond Fund	14,018	4,198	3,467	(41)	556	17
Russell Emerging Markets Fund	6,282	1,404	1,745	(28)	73	—
Russell Global Equity Fund	16,084	1,125	3,842	820	198	—

210 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions Distributions
Russell International Developed Markets Fund	29,350	2,960	8,632	(179)	636	—
	$139,821	$19,222	$36,333	$4,433	$2,541	$40
2045 Strategy Fund
Russell Commodity Strategies Fund	$973	$628	$275	$(20)	$—	$—
Russell Global Real Estate Securities Fund	810	380	204	(3)	39	2
Russell U.S. Core Equity Fund	2,608	799	578	27	31	—
Russell U.S. Defensive Equity Fund	1,306	433	291	14	19	—
Russell U.S. Dynamic Equity Fund	1,870	582	467	20	10	—
Russell U.S. Small Cap Equity Fund	1,051	283	284	34	10	—
Russell Strategic Bond Fund	1,636	876	370	(9)	55	2
Russell Emerging Markets Fund	733	371	215	(6)	7	—
Russell Global Equity Fund	1,872	553	410	13	19	—
Russell International Developed Markets Fund	3,420	1,116	772	11	60	—
	$16,279	$6,021	$3,866	$81	$250	$4
2050 Strategy Fund
Russell Commodity Strategies Fund	$1,188	$651	$239	$(20)	$—	$—
Russell Global Real Estate Securities Fund	995	448	252	(3)	47	3
Russell U.S. Core Equity Fund	3,184	888	700	41	39	—
Russell U.S. Defensive Equity Fund	1,592	461	339	13	24	—
Russell U.S. Dynamic Equity Fund	2,289	642	554	33	12	—
Russell U.S. Small Cap Equity Fund	1,294	314	337	49	12	—
Russell Strategic Bond Fund	1,991	1,019	458	(11)	67	2
Russell Emerging Markets Fund	895	393	222	(6)	8	—
Russell Global Equity Fund	2,288	628	505	24	23	—
Russell International Developed Markets Fund	4,178	1,276	964	18	73	—
	$19,894	$6,720	$4,570	$138	$305	$5
2055 Strategy Fund
Russell Commodity Strategies Fund	$140	$100	$30	$(1)	$—	$—
Russell Global Real Estate Securities Fund	117	67	24	(1)	4	—
Russell U.S. Core Equity Fund	375	168	80	1	4	—
Russell U.S. Defensive Equity Fund	188	88	39	—	3	—
Russell U.S. Dynamic Equity Fund	270	122	63	2	1	—
Russell U.S. Small Cap Equity Fund	152	65	42	2	1	—
Russell Strategic Bond Fund	235	150	45	(1)	7	—
Russell Emerging Markets Fund	106	61	24	(1)	1	—
Russell Global Equity Fund	270	121	57	1	2	—
Russell International Developed Markets Fund	492	230	105	2	6	—
	$2,345	$1,172	$509	$4	$29	$—
In Retirement Fund
Russell Commodity Strategies Fund	$1,462	$448	$669	$(44)	$—	$—
Russell Global Real Estate Securities Fund	1,462	511	822	215	99	6
Russell U.S. Core Equity Fund	2,153	429	1,109	477	34	—
Russell U.S. Defensive Equity Fund	2,955	527	1,447	581	58	—
Russell U.S. Dynamic Equity Fund	1,240	293	891	107	9	—
Russell U.S. Small Cap Equity Fund	1,007	221	647	271	14	—
Russell Investment Grade Bond Fund	11,359	2,434	4,702	16	467	149
Russell Short Duration Bond Fund	4,547	853	1,946	26	118	23
Russell Strategic Bond Fund	22,723	4,644	9,338	223	1,101	35
Russell Emerging Markets Fund	679	244	447	25	10	—
Russell Global Equity Fund	3,163	673	1,987	426	48	—
Russell International Developed Markets Fund	3,960	1,007	2,620	381	105	—
	$56,710	$12,284	$26,625	$2,704	$2,063	$213

5. Federal Income Taxes
At October 31, 2013, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Notes to Financial Statements 211

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

				No Expiration
	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Moderate Strategy Fund	$—	$19,038,058	$—	$—	$—	$19,038,058
Balanced Strategy Fund	—	140,623,060	17,026,526	—	—	157,649,586
Growth Strategy Fund	3,085,558	268,001,981	25,244,054	—	—	296,331,593
Equity Growth Strategy Fund	39,504,656	171,652,158	19,352,964	—	—	230,509,778
2030 Strategy Fund	—	2,221,994	1,098,253	—	—	3,320,247
2040 Strategy Fund	—	22,189	629,168	—	—	651,357

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Conservative	Moderate Strategy	Balanced Strategy
	Strategy Fund	Fund	Fund
Cost of Investments	$536,103,737	$832,597,568	$3,424,270,654
Unrealized Appreciation	$56,651,100	$121,241,643	$489,499,565
Unrealized Depreciation	(1,349,442)	(3,418,605)	(20,033,884)
Net Unrealized Appreciation (Depreciation)	$55,301,658	$117,823,038	$469,465,681
Undistributed Ordinary Income	$1,030,343	$217,651	$639,773
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$10,362,723	$(19,038,058)	$(157,649,586)
Tax Composition of Distributions
Ordinary Income	$15,019,305	$21,902,684	$69,560,839
Long-Term Capital Gains	$1,237,323	$—	$—
	Growth Strategy	Equity Growth
	Fund	Strategy Fund	2015 Strategy Fund
Cost of Investments	$2,067,809,267	$911,396,178	$29,561,188
Unrealized Appreciation	$359,701,091	$150,326,480	$5,369,992
Unrealized Depreciation	(19,915,408)	(15,666,438)	(116,346)
Net Unrealized Appreciation (Depreciation)	$339,785,683	$134,660,042	$5,253,646
Undistributed Ordinary Income	$—	$—	$51,661
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(296,331,593)	$(230,509,778)	$2,406,831
Tax Composition of Distributions
Ordinary Income	$32,082,068	$12,803,772	$1,584,615
Long-Term Capital Gains	$—	$—	$717,342
Distributions in Excess	$1,153,269	$91,421	$—
	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund
Cost of Investments	$154,671,653	$36,936,452	$131,403,942
Unrealized Appreciation	$39,929,414	$9,367,442	$48,587,001
Unrealized Depreciation	(934,356)	(257,743)	(1,449,510)
Net Unrealized Appreciation (Depreciation)	$38,995,058	$9,109,699	$47,137,491
Undistributed Ordinary Income	$1,854	$—	$209
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$3,552,056	$2,066,382	$(3,320,247)
Tax Composition of Distributions
Ordinary Income	$6,096,277	$1,343,599	$3,661,367
Long-Term Capital Gains	$—	$1,084,150	$—

212 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund
Cost of Investments	$22,248,533	$97,521,980	$12,248,334
Unrealized Appreciation	$7,911,528	$43,470,530	$4,128,990
Unrealized Depreciation	(216,455)	(1,171,609)	(98,426)
Net Unrealized Appreciation (Depreciation)	$7,695,073	$42,298,921	$4,030,564
Undistributed Ordinary Income	$161,573	$1,109	$51,310
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$479,959	$(651,357)	$70,564
Tax Composition of Distributions
Ordinary Income	$486,094	$2,312,573	$230,704
Long-Term Capital Gains	$698,820	$—	$251,934
	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund
Cost of Investments	$13,801,520	$1,954,217	$46,588,815
Unrealized Appreciation	$6,222,747	$408,185	$10,332,537
Unrealized Depreciation	(130,132)	(17,430)	(211,432)
Net Unrealized Appreciation (Depreciation)	$6,092,615	$390,755	$10,121,105
Undistributed Ordinary Income	$86,776	$7,079	$148,619
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$91,611	$1,213	$2,176,157
Tax Composition of Distributions
Ordinary Income	$270,413	$30,458	$1,886,766
Long-Term Capital Gains	$145,264	$10,588	$315,018

As permitted by tax regulations, the Funds intend to defer a late year ordinary loss incurred from January 1, 2013 to October 31,
2013 and treat it as arising in the fiscal year 2014. As of October 31, 2013, the Funds had deferred ordinary losses as follows:

Equity Growth Fund $ 759,988
6. Interfund Lending Program
The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility. Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a Fund could result in reduced returns or additional borrowing costs. For the period ended October 31, 2013, the Funds did not borrow or loan through the interfund lending program.

7. Record Ownership
As of October 31, 2013, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
2015 Strategy Fund	2		34.1
2020 Strategy Fund	2		40.3
2025 Strategy Fund	2		47.7
2030 Strategy Fund	2		39.5
2035 Strategy Fund	1		28.5
2040 Strategy Fund	2		41.3
2045 Strategy Fund	1		28.2
2050 Strategy Fund	2		45.8
2055 Strategy Fund	1		16.5
In Retirement Fund	2		31.1

Notes to Financial Statements 213

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2013

8. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against Russell Investment Management Company (“RIMCo”) on behalf of ten funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell
Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell
Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real
Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten Funds, none of these ten Funds are themselves a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of these funds. The plaintiffs seek recovery of the amount of compensation or payments received from these ten Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

9. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

Effective on or about January 13, 2014, each Fund’s target strategic allocation to the Underlying Funds in which it invests will be modified. The changes to the target strategic allocation may be implemented throughout the month of January.

Target Strategic Asset Allocation of the Funds to the Underlying Funds on or about January 13, 2014*

	Conservative	Moderate	Balanced	Growth Strategy	Equity Growth
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Fund	Strategy Fund
Alternative Funds**
Russell Commodity Strategies Fund	2%	3%	3%	5%	4%
Russell Global Infrastructure Fund	4	5	5	6	6
Russell Global Real Estate Securities Fund	2	3	3	4	4
Russell Multi-Strategy Alternative Fund	2	3	3	4	5
Domestic Equity Funds
Russell U.S. Core Equity Fund	2	5	8	9	10
Russell U.S. Defensive Equity Fund	3	4	6	6	5
Russell U.S. Dynamic Equity Fund	2	2	6	7	9
Russell U.S. Small Cap Equity Fund	2	4	7	9	10
Fixed Income Funds
Russell Global Opportunistic Credit Fund	4	4	4	6	8
Russell Investment Grade Bond Fund	15	18	—	—	—
Russell Short Duration Bond Fund	24	—	—	—	—
Russell Strategic Bond Fund	29	33	28	10	—
International Equity Funds
Russell Emerging Markets Fund	2	4	7	9	10
Russell Global Equity Fund	4	6	10	13	14
Russell International Developed Markets Fund	3	6	10	12	15
	100%	100%	100%	100%	100%

* Prospectus dated March 1, 2013, as supplemented as of November 12, 2013. Actual asset allocation may vary.
** Alternative Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or that seek returns with a low correlation to global equity markets.

214 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy
Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund,
2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund, and In Retirement Fund (fifteen of the portfolios constituting Russell
Investment Company LifePoints Funds, hereafter collectively referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 215

Russell Investment Company
LifePoints® Funds

Tax Information — October 31, 2013 (Unaudited)

For the tax year ended October 31, 2013, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2013, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code.
This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year
2013.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy	5.5%
Moderate Strategy	10.5%
Balanced Strategy	18.1%
Growth Strategy	30.1%
Equity Growth Strategy	40.3%
2015 Strategy	7.2%
2020 Strategy	10.0%
2025 Strategy	13.9%
2030 Strategy	20.7%
2035 Strategy	23.0%
2040 Strategy	28.5%
2045 Strategy	25.0%
2050 Strategy	23.0%
2055 Strategy	25.9%
In Retirement Fund	6.3%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2013:

Conservative Strategy	$1,237,323
2015 Strategy	$717,342
2025 Strategy	$1,084,150
2035 Strategy	$698,820
2045 Strategy	$251,934
2050 Strategy	$145,264
2055 Strategy	$10,588
In Retirement	$315,018

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2013.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

216 Tax Information

Russell Investment Company
LifePoints® Funds

Tax Information — October 31, 2013 (Unaudited)

		Foreign Taxes	Foreign Source	Foreign Source
Fund Name	Foreign Taxes Paid	Paid Per Share	Income	Income Per Share
Conservative Strategy	$65,686	$0.0012	$1,290,657	$0.0242
Moderate Strategy	263,443	0.0032	4,178,068	0.0509
Balanced Strategy	1,479,325	0.0045	24,237,328	0.0740
Growth Strategy	1,196,814	0.0057	19,634,138	0.0942
Equity Growth Strategy	619,762	0.0064	9,967,358	0.1035
2015 Strategy	6,595	0.0020	113,053	0.0349
2020 Strategy	46,580	0.0029	790,861	0.0487
2025 Strategy	13,550	0.0032	230,542	0.0540
2030 Strategy	66,625	0.0045	1,137,848	0.0761
2035 Strategy	13,663	0.0051	232,929	0.0868
2040 Strategy	63,711	0.0057	1,086,689	0.0974
2045 Strategy	7,427	0.0049	126,659	0.0839
2050 Strategy	9,078	0.0042	154,827	0.0716
2055 Strategy	1,070	0.0055	18,242	0.0936
In Retirement	9,430	0.0018	164,172	0.0315

Tax Information 217

Russell Investment Company
LifePoints® Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Funds invest (the
“Underlying Funds”) on at least an annual basis and that the terms and conditions of the RIMCo Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the RIMCo Agreement and the portfolio management contracts at a meeting held in person on April 18, 2013 (the “Annual Agreement Evaluation Meeting”) and considered and approved the continuation again at a meeting held in person on August 26-27, 2013 (the “August Agreement Evaluation Meeting,”
and with the Annual Agreement Evaluation Meeting, the “2013 Agreement Evaluation Meetings”). Approval of the continuation of the
RIMCo Agreement and each portfolio management contract at the August Agreement Evaluation Meeting was not required under the
1940 Act or by the terms and conditions of the RIMCo Agreement or portfolio management contracts but rather was considered again to allow a rescheduling of the annual agreement evaluation meetings to later in the calendar year, beginning in 2014, in line with the terms and conditions of the RIMCo Agreement and the portfolio management contracts and the provisions of the 1940 Act requiring that the RIMCo Agreement be approved on an annual basis. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’
shares, management of the Funds and the Underlying Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the review of the RIMCo Agreement at the Annual Agreement Evaluation Meeting, the
Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the
Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds over various periods of time ended December 31, 2012 and their respective operating expenses over various periods of time ended October
31, 2012 or earlier with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the
Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the RIMCo Agreement and portfolio management contracts are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations at the 2013 Agreement Evaluation Meetings also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the
Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each
Money Manager. Prior to the 2013 Agreement Evaluation Meetings, the Trustees received a memorandum from counsel to the Funds and the Underlying Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the RIMCo
Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

On April 9, 2013, the Independent Trustees, in preparation for the Annual Agreement Evaluation Meeting, met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement
Evaluation Information. On April 17, 2013, the Independent Trustees met in person in a private session with Independent Counsel to review additional Agreement Evaluation Information received to that date. At the Annual Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Annual
Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Annual Agreement Evaluation Meeting is included in the Agreement Evaluation
Information. Prior to voting at the Annual Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider additional Agreement
Evaluation Information received from RIMCo and management at the Annual Agreement Evaluation Meeting.

218 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In preparation for the August Agreement Evaluation Meeting, the Independent Trustees informed RIMCo of their intention to rely substantially upon the Agreement Evaluation Information in considering the continuation of the RIMCo Agreement if, and to the extent that, such information continued to be accurate and complete as of the date of the August Agreement Evaluation Meeting and such Agreement Evaluation Information continued to provide such information as would be reasonably necessary to evaluate the terms of the RIMCo Agreement. The Board requested that RIMCo provide any and all updated or supplemental information which, taken together with the Agreement Evaluation Information, would be reasonably necessary for the Board to consider at the August Agreement
Evaluation Meeting the continuation of the RIMCo Agreement and the portfolio management contracts (“Supplemental Agreement
Evaluation Information”).

At the August Agreement Evaluation Meeting, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or the Fund’s management were present, to review the proposed continuance of the RIMCo Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, including the Third-Party Information and the Supplemental Agreement Evaluation Information. The Independent Trustees recalled and considered the factors and the findings that they reached in respect of those factors at the Annual Agreement Evaluation Meeting based upon the Agreement Evaluation
Information, including the presentations made and the discussions that took place at that meeting, and reviewed the Supplemental
Agreement Evaluation Information received to that date. The Independent Trustees noted that the Annual Agreement Evaluation
Meeting preceded the August Agreement Evaluation Meeting by only four months and that the Supplemental Agreement Evaluation
Information did not include any information that, in their judgment, adversely affected the bases of their evaluations and findings at the
Annual Agreement Evaluation Meeting. At the August Agreement Evaluation Meeting, materials provided and presentations made by
RIMCo again encompassed the Funds. Among other things, RIMCo provided updated performance information for the Funds in the quarterly information and reports. Information received by the Board, including the Independent Trustees, at the August Agreement
Evaluation Meeting, including regular quarterly information and reports, is included in the Supplemental Agreement Evaluation
Information. Prior to voting at the August Agreement Evaluation Meeting, the non-management members of the Board, including the
Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider continuation of the RIMCo
Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, the Supplemental Agreement
Evaluation Information and discussions and reviews conducted at the 2013 Agreement Evaluation Meetings.

The discussion below reflects all of the above reviews.

In evaluating the portfolio management contracts at the 2013 Agreement Evaluation Meetings, the Board considered that each of the
Underlying Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each
Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the
Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by
RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages the investment of each Underlying Fund’s cash and also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, Underlying Fund assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal with respect to the Underlying Funds is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying
Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for, among other things, communicating performance expectations to each
Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies;

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the
Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money
Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same
Underlying Fund. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money
Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace
RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees at the 2013
Agreement Evaluation Meetings considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2. The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying
Fund, including any administrative or transfer agent fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund;

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the
Fund or Underlying Fund; and

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund or the Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board at the 2013 Agreement Evaluation Meetings
discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the prior year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the
Underlying Funds from such changes at either of the 2013 Agreement Evaluation Meetings. The Board also discussed the impact of organizational changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance

220 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

As noted above, RIMCo, in addition to managing the investment of each Underlying Fund’s cash, may directly manage a portion of certain Underlying Funds (the “Participating Underlying Funds”) pursuant to the RIMCo Agreement, the actual allocation being determined from time to time by the Participating Underlying Funds’ RIMCo portfolio manager. During 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Underlying Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Participating
Underlying Funds. RIMCo monitors and assesses Participating Underlying Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Participating Underlying Fund characteristics consistent with the
Funds’ investment objectives and strategies. Participating Underlying Fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector) or to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Participating Underlying Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Participating Underlying Fund’s assets directly managed by
RIMCo, RIMCo may purchase common stocks, exchange-traded funds, exchange-traded notes, short-term investments or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Participating
Underlying Fund. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management
Services.” RIMCo also may reallocate Underlying Fund assets among Money Managers, increase Underlying Fund cash reserves, determine to not be fully invested, or adjust exposures through the cash equitization process. RIMCo’s Direct Management Services are not intended, and are not expected, to be a primary driver of Participating Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of
Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services in respect of Participating Underlying Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to Participating Underlying Fund assets that are directly managed and that the profits derived by
RIMCo generally and from the Participating Underlying Funds consequently may be increased incrementally. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Underlying Funds and the Funds; the limited amount of assets that are managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate investment Advisory Fees paid by the Participating Underlying Funds are not increased as a result of RIMCo’s direct management of
Participating Underlying Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives.
The Board noted RIMCo’s further past advice that the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the advisory fees of their
Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such
Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the Conservative Strategy Fund, Moderate
Strategy Fund, Balanced Strategy Fund and Growth Strategy Fund each had an Advisory Fee which, compared with its Comparable
Funds’ advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component.
In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board further considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the
Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including
RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

Based upon information provided by RIMCo, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Board considered, among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds, the Underlying Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds and the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds and the Underlying Funds.
RIMCo also noted that since the Funds and the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and the Underlying
Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and the Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the
Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that total expenses for each of the Balanced Strategy
Fund, Growth Strategy Fund, Equity Growth Strategy Fund, 2035 Strategy Fund and 2045 Strategy Fund were ranked in the fourth quintile of its Expense Universe, and the total expenses for each of the other Funds were ranked in the third quintile of its Expense
Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. The Board considered
RIMCo’s explanation of the rankings and its advice that the Balanced Strategy Fund, Growth Strategy Fund, 2035 Strategy Fund and
2045 Strategy Fund each was within 5 basis points or less from the third quintile of its Expense Universe. The Board considered
RIMCo’s explanation that administration fees, transfer agency fees, and the indirect expenses of Underlying Funds contributed to the fourth quintile ranking for the Equity Growth Strategy Fund. With respect to the Equity Growth Strategy Fund, the Board considered
RIMCo’s explanation that the Fund as part of its investment strategy maintains a higher equity allocation than its Comparable Funds.
Equity funds generally have higher expense ratios than fixed income funds. The higher equity allocation of the Equity Growth Strategy
Fund, and resulting higher indirect expenses of the Underlying Fund investments, made meaningful comparisons with its Comparable
Funds difficult.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Annual Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, at the Annual Agreement Evaluation Meeting found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of their respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable
Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; (5) RIMCo’s profitability with respect to the
Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund or Underlying Fund in light of various factors, including the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. Based upon the Agreement
Evaluation Information, the Supplemental Agreement Evaluation Information and other information previously received by the Board from RIMCo during the course of the year, or presented at or in connection with the 2013 Agreement Evaluation Meetings by RIMCo, the Board confirmed each of the foregoing findings at the August Agreement Evaluation Meeting.

222 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board at the 2013 Agreement Evaluation Meetings concluded that under the circumstances and based upon RIMCo’s performance information and reviews for each Fund and Underlying Fund at the 2013 Agreement Evaluation Meetings, the performance of each of the Funds would be consistent with continuation of the RIMCo Agreement. The Board, in assessing the performance of Funds and
Underlying Funds with at least three years of performance history, focused upon performance for the 3-year period ended December
31, 2012 as most relevant, but also considered the Funds’ and Underlying Funds’ performance for the 1-year and, where applicable,
5-year periods ended such date. In reviewing the performance of the Funds and the Underlying Funds generally, the Board took into consideration the various steps taken by RIMCo during 2012 to enhance the performance of certain Underlying Funds, including a large number of changes in Money Managers and RIMCo’s implementation of its Direct Management Services which were not yet reflected in Participating Underlying Fund and Fund investment results.

With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1-year period ended December 31, 2012, but its performance was ranked in the fourth and fifth quintiles of its Performance Universe for the 3- and 5-year periods ended such date, respectively. RIMCo noted, among other things, that the performance of the Growth Strategy Fund relative to its Performance Universe was affected negatively by its notable exposure to listed infrastructure securities and commodities, both of which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and to enhance risk-adjusted returns compared to Comparable Funds which generally have higher concentrations in equities as growth assets and RIMCo believes that the exposures remain appropriate because of the diversification benefits and potential for enhancing the Fund’s overall risk-adjusted returns.

With respect to the 2035 Strategy Fund, 2040 Strategy Fund and 2045 Strategy Fund, the Third-Party Information showed that each
Fund’s performance was ranked in the third quintile of its Performance Universe for the 1-year period ended December 31, 2012, but its performance ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2012. With respect to the 2050 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2012. With respect to the 2055 Strategy Fund, the
Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the
1-year period ended December 31, 2012. RIMCo explained that the 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund,
2050 Strategy Fund and 2055 Strategy Fund each maintains a higher allocation to growth assets than the Performance Universe
Average, and that, within growth assets, the Funds maintain notable exposure to commodities, which underperformed equities for the relevant periods. According to RIMCo, these exposures are intended to provide diversification benefits relative to Comparable Funds and remain appropriate because of the diversification and potential for enhancing the Funds’ overall risk-adjusted returns. RIMCo’s noted that each of the Target Date Funds, except for the 2055 Strategy Fund, outperformed its benchmark for the 1-year period ended
December 31, 2012.

In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the
Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated
investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during
2008 and early 2009 that continue to impact relative performance for the 3- and 5-year periods ended December 31, 2012. The Board also considered the large number of Underlying Fund Money Manager changes that were made in 2012 and that the performance of
Money Managers continues to impact Fund and Underlying Fund performances for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services to Underlying Funds was not yet reflected in the investment results of the Underlying Funds or the Funds.

Based upon its consideration of the foregoing and other relevant factors, the Board at each of the 2013 Agreement Evaluation Meetings concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

In connection with the 2013 Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services,
Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year and at the 2013 Agreement Evaluation Meetings from the Funds’ CCO regarding her assessments of Money Manager compliance

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Underlying Funds other than benefits from their soft dollar arrangements. The Agreement Evaluation
Information described, and at the Annual Agreement Evaluation Meeting the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money
Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’
soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money
Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Underlying
Funds in their registration statements. At the Annual Agreement Evaluation Meeting, the Board was advised that, in the case of Money
Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Underlying Funds and percentage of Underlying Fund transactions effected pursuant to the soft-dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Underlying Fund portfolio transactions. The CCO and RIMCo do not obtain, and therefore neither the Agreement Evaluation Information nor the Supplemental Agreement Evaluation Information included information regarding the value of soft dollar benefits derived by Money Managers from Underlying Fund portfolio transactions. At the Annual Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the
Board at the May 2013 meeting, with each recommended termination to become effective on a date following the Annual Agreement
Evaluation Meeting. Notwithstanding these planned terminations, RIMCo recommended at the Annual Agreement Evaluation Meeting that each Money Manager be retained at its current fee rate. At the August 27, 2013 meeting, RIMCo recommended and the Board approved the termination of certain Money Managers, with each termination to become effective prior to the expiration of the Money
Manager’s existing portfolio management contract. With the exception of these Money Managers, RIMCo recommended at the August
Agreement Evaluation Meeting that each Money Manager be retained at its current fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. In its evaluations at the 2013 Agreement Evaluation Meetings, the Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board at the Annual
Agreement Evaluation Meeting concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money
Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders. The Board on the basis of the Agreement Evaluation Information and the Supplemental Agreement Evaluation Information confirmed such conclusions at the
August Agreement Evaluation Meeting.

In their deliberations at the 2013 Agreement Evaluation Meetings, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an
Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered.
The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Prior to the Annual Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on December 4,
2012 to effect Money Manager changes for the Russell Global Equity Fund, Russell International Developed Markets Fund, Russell
Emerging Markets Fund, Russell Global Infrastructure Fund and Russell Multi-Strategy Alternative Fund, and at that same meeting to effect Money Manager changes for the Russell U.S. Small Cap Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S.
Strategic Equity Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund and Russell Multi-Strategy Alternative
Fund, resulting from a Money Manager change of control for one of each Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money
Manager at the proposed fee rate; information as to any significant business relationships between the Money Manager and RIMCo or
Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money
Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of

224 Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24,
2012 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Prior to the August Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 21, 2013 to effect Money Manager changes for the Russell U.S. Core Equity Fund, Russell International Developed Markets Fund, Russell Global
Equity Fund and Russell Multi-Strategy Alternative Fund. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate;
information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the
Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and
RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the Annual Agreement Evaluation Meeting as to the
reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money
Managers’ investment advisory fees are paid by RIMCo.

At the August Agreement Evaluation Meeting, the Board received a proposal from RIMCo to effect Money Manager changes for the
Russell U.S. Small Cap Equity Fund, Russell Emerging Markets Fund and Russell Multi-Strategy Alternative Fund, and at that same meeting to effect a Money Manager change for the Russell Commodity Strategies Fund resulting from a Money Manager change of control for one of the Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate;information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s
underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and
RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the Agreement Evaluation Meetings as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Basis for Approval of Investment Advisory Contracts 225

Russell Investment Company
LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2013 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at
www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange
Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the
P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’
Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.
sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

226 Shareholder Requests for Additional Information

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2013
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 37 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell
Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies;
Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies.
As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held	of		During the	in Russell	Directorships
Address	With Fund and	Office*		Past 5 Years	Fund	Held by Trustee
	Length of				Complex	During the
	Time Served				Overseen	Past 5 Years
by Trustee

INTERESTED TRUSTEES
# Sandra Cavanaugh,	President and Chief	Until successor	•	President and CEO RIC, RIF and	47	None
Born May 10, 1954	Executive Officer since	is chosen and		RET
1301 Second Avenue,	2010	qualified by	•	Chairman of the Board, Co-
18th Floor, Seattle, WA	Trustee since 2010	Trustees		President and CEO, Russell
98101		Appointed until		Financial Services, Inc. (RFS)
		successor is	•	Chairman of the Board, President
		duly elected and		and CEO, Russell Fund Services
		qualified		Company (“RFSC”)
			•	Director, RIMCo
			•	Chairman of the Board and
President, Russell Insurance
Agency, Inc. (“RIA”) (insurance
agency)
			•	May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc.
(investment company)

Disclosure of Information about Fund Trustees and Officers 227

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held	of		During the	in Russell	Directorships
Address	With Fund and	Office *		Past 5 Years	Fund	Held by Trustee
	Length of				Complex	During the
	Time Served				Overseen	Past 5 Years
by Trustee

INTERESTED TRUSTEES(continued)
## Daniel P. Connealy,	Trustee since 2003	Appointed until	•	June 2004 to present, Senior Vice	47	None
Born June 6, 1946		successor is		President and Chief Financial
		duly elected and		Officer, Waddell & Reed Financial,
1301 Second Avenue, 18th		qualified		Inc. (investment company)
Floor, Seattle, WA			•	Chairman of the Audit Committee,
98101				RIC and RIF from 2005 to 2011

### Jonathan Fine,	Trustee since 2004	Appointed until	•	President and Chief Executive	47	None
Born July 8, 1954		successor is		Officer, United Way of King
		duly elected and		County, WA (charitable
1301 Second Avenue,18th		qualified		organization)
Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.
# Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.
## Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore classified as an Interested Trustee.
### Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in
light of charitable contributions made by Russell Investments to UWKC.

No. of
Name,	Positions(s) Held	Term		Principal Occupation(s)	Portfolios	Other
Age,	With Fund and	of		During the	in Russell	Directorships
Address	Length of	Office		Past 5 Years	Fund	Held by Trustee
	Time Served				Complex	During the
					Overseen	Past 5 Years
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	•	Senior Vice President, Larco	47	None
Born April 7, 1945	Chairman of the	successor is		Investments, Ltd. (real estate firm)
1301 Second Avenue,	Investment Committee	duly elected and
18th Floor, Seattle, WA	since 2010	qualified
98101		Appointed until
successor is
duly elected and
qualified

228 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

No. of
Name,				Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held With	Termof		During the	in Russell	Directorships
Address	Fund and Length of	Office*		Past 5 Years	Fund	Held by Trustee
	Time Served				Complex	During the
					Overseen	Past 5 Years
by Trustee

INDEPENDENT TRUSTEES (continued)
Kristianne Blake,	Trustee since 2000	Appointed until	•	Director and Chairman of the	47	•Director, Avista
Born January 22, 1954		successor is		Audit Committee, Avista Corp		Corp (electric
	Chairman since 2005	duly elected and		(electric utilities)		utilities);
1301 Second Avenue,18th		qualified	•	Trustee and Chairman of the		•Trustee,
Floor, Seattle, WA				Operations Committee, Principal		Principal
98101		Annual		Investor Funds and Principal		Investors Funds
				Variable Contracts Funds		(investment
				(investment company)		company);
			•	Regent, University of Washington		•Trustee
			•	President, Kristianne Gates Blake,		Principal
				P.S. (accounting services)		Variable
Contracts Funds
(investment
company)

Cheryl Burgermeister,	Trustee since 2012	Appointed until	•	Retired	47	•Trustee and
Born June 26, 1951		successor is	•	Trustee and Chairperson of Audit		Chairperson
		duly elected and		Committee, Select Sector SPDR		of Audit
1301 Second Avenue,18th		qualified		Funds (investment company)		Committee,
Floor, Seattle, WA			•	Trustee and Finance Committee		Select Sector
98101				Member/Chairman, Portland		SPDR Funds
				Community College (charitable		(investment
				organization)		company)

Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	•	Vice Chairman of the Board,	47	None
Born December 21, 1955		successor is		Simpson Investment Company
	Chairman of	duly elected and		(paper and forest products)
1301 Second Avenue18th	the Nominating	qualified	•	Until November 2010, President,
Floor, Seattle, WA	and Governance			Simpson Investment Company
98101	Committee since	Appointed until		and several additional subsidiary
	2007	successor is		companies, including Simpson
		duly elected and		Timber Company, Simpson Paper
		qualified		Company and Simpson Tacoma
Kraft Company

Disclosure of Information about Fund Trustees and Officers 229

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) HeldWith	of		During the	in Russell Directorships Held
Address	Fund andLength of	Office*		Past 5 Years	Fund	by TrusteeDuring
	Time Served				Complex	thePast 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Jack R. Thompson,	Trustee since 2005	Appointed until	•	September 2003 to September	47	•Director,
Born March 21, 1949		successor is		2009, Independent Board Chair		Board Chairman
	Chairman of the	duly elected and		and Chairman of the Audit		and Chairman
1301 Second Avenue,18th	Audit Committee	qualified		Committee, Sparx Asia Funds		of the Audit
Floor, Seattle, WA				(investment company)		Committee,
98101		Appointed until	•	September 2007 to September		Life Vantage
		successor is		2010, Director, Board Chairman		Corporation
		duly elected and		and Chairman of the Audit		until September
		qualified		Committee, LifeVantage		2010 (health
				Corporation (health products		products
				company)		company);
•Director, Sparx
Asia Funds
until 2009
(investment
company)

Julie W. Weston,	Trustee since 2002	Appointed until	•	Retired	47	None
Born October 2, 1943		successor is	•	Chairperson of the Investment
		duly elected and		Committee until December 2009
1301 Second Avenue,18th		qualified
Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held	of		During the	in Russell	Directorships
Address	With Fund and	Office*		Past 5 Years	Fund	Held by Trustee
	Length of				Complex	During the
	Time Served				Overseen	Past 5 Years
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	•	Director Emeritus, Frank Russell	47	None
Born July 3, 1932	Chairman Emeritus	or removal		Company (investment consultant
1301 Second Avenue,	since 1999			to institutional investors (“FRC”))
18th Floor, Seattle, WA				and RIMCo
98101			•	Chairman Emeritus, RIC and
RIF; Russell Implementation
Services Inc. (broker-dealer and
investment adviser (“RIS”));
Russell 20-20 Association
(non-profit corporation); and
Russell Trust Company
(non-depository trust company
(“RTC”))
			•	Chairman, Sunshine Management
Services, LLC (investment adviser)

230 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

Positions(s) Held
Name,	With Fund and	Term		Principal Occupation(s)
Age,	Length of	of		During the
Address	Time Served	Office		Past 5 Years

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	•	Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	•	Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	•	2005-2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	•	CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	•	President and CEO, RIC, RIF and RET
1301 Second Avenue,	since 2010	qualified by	•	Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	•	Chairman of the Board, President and CEO, RFSC
98101			•	Director, RIMCo
			•	May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	•	Treasurer, Chief Accounting Officer and CFO, RIC, RIF and
Born November 26, 1963	Accounting Officer	is chosen and		RET
	since 1998	qualified by	•	Director, RIMCo, RFSC, Russell Trust Company (“RTC”)
1301 Second Avenue18th		Trustees		and RFS
Floor, Seattle, WA			•	Head of North America Operations, Russell Investments
98101			•	May 2009 to October 2011, Global Head of Fund Operations,
Russell Investments
			•	1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey	Chief Investment	Until removed by	•	Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	•	Chief Investment Officer, RIC, RIF and RET
			•	Chairman of the Board, President and CEO, RIMCo
1301 Second Avenue,18th			•	Director, RTC, RIS and Russell Investments Delaware, Inc.
Floor, Seattle WA			•	Board of Managers, Russell Institutional Funds
98101				Management, Inc.
			•	2008 to 2013 Chief Investment Officer, Fixed Income,
Russell Investments

Mary Beth Rhoden	Secretary since 2010	Until successor	•	Associate General Counsel, Russell Investments
Albaneze,		is chosen and	•	Secretary, RIMCo, RFSC and RFS
Born April 25, 1969		qualified by	•	Secretary and Chief Legal Officer, RIC, RIF and RET
		Trustees	•	Assistant Secretary, RFS, RIA and U.S. One Inc.
1301 Second Avenue,18th			•	1999 to 2010 Assistant Secretary, RIC and RIF
Floor, Seattle, WA
98101

Disclosure of Information about Fund Trustees and Officers 231

LifePoints® Funds
Russell Investment Company
1301 Second Avenue, Seattle, Washington 98101
(800) 787-7354

Interested Trustees	Russell Fund Services Company
Sandra Cavanaugh	1301 Second Avenue
Daniel P. Connealy	Seattle, WA 98101
Jonathan Fine	Custodian
Independent Trustees	State Street Bank and Trust Company
Thaddas L. Alston	1200 Crown Colony Drive
Kristianne Blake	Crown Colony Office Park
Cheryl Burgermeister	Quincy, MA 02169
Raymond P. Tennison, Jr.	Office of Shareholder Inquiries
Jack R. Thompson	1301 Second Avenue
Julie W. Weston	Seattle, WA 98101
Trustee Emeritus	(800) 787-7354
George F. Russell, Jr.	Legal Counsel
Officers	Dechert LLP
Sandra Cavanaugh, President and Chief Executive Officer	One International Place, 40th Floor
Cheryl Wichers, Chief Compliance Officer	100 Oliver Street
Jeffrey T. Hussey, Chief Investment Officer	Boston, MA 02110
Mark E. Swanson, Treasurer and Chief Accounting Officer	Distributor
Mary Beth Rhoden Albaneze, Secretary	Russell Financial Services, Inc.
Adviser	1301 Second Avenue
Russell Investment Management Company	Seattle, WA 98101
1301 Second Avenue	Independent Registered Public Accounting Firm
Seattle, WA 98101	PricewaterhouseCoopers LLP
Administrator and Transfer and Dividend Disbursing	1420 5th Avenue, Suite 1900
Agent	Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

232 Adviser and Service Providers

2013 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2013

FUND	SHARE CLASS
U.S. Equity Funds
Russell U.S. Core Equity Fund	A, C, E, I, S, Y
Russell U.S. Defensive Equity Fund	A, C, E, I, S, Y
Russell U.S. Dynamic Equity Fund	A, C, E, I, S, Y
Russell U.S. Strategic Equity Fund	A, C, E, S
Russell U.S. Large Cap Equity Fund	A, C, S
Russell U.S. Mid Cap Equity Fund	A, C, S
Russell U.S. Small Cap Equity Fund	A, C, E, I, S, Y
International and Global Equity Funds
Russell International Developed Markets Fund	A, C, E, I, S, Y
Russell Global Equity Fund	A, C, E, S, Y
Russell Emerging Markets Fund	A, C, E, S, Y
Tax-Managed Equity Funds
Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S
Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S
Taxable Fixed Income Funds
Russell Global Opportunistic Credit Fund	A, C, E, S, Y
Russell Strategic Bond Fund	A, C, E, I, S, Y
Russell Investment Grade Bond Fund	A, C, E, I, S, Y
Russell Short Duration Bond Fund	A, C, E, S, Y
Tax Exempt Fixed Income Funds
Russell Tax Exempt Bond Fund	A, C, E, S
Alternative and Specialty Funds
Russell Commodity Strategies Fund	A, C, E, S, Y
Russell Global Infrastructure Fund	A, C, E, S, Y
Russell Global Real Estate Securities Fund	A, C, E, S, Y
Russell Multi-Strategy Alternative Fund	A, C, E, S, Y
Russell Strategic Call Overwriting Fund	S

Russell Investment
Company

Russell Investment Company is a
series investment company with
37 different investment portfolios
referred to as Funds. These
financial statements report on 22 of
these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2013

Table of Contents

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2013. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell
Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

During 2013, investors have endured their fair share of short-term political uncertainty here in the United States, but the equity markets continued to look beyond these events. In fact, the U.S. and world economies have generally shown consistent, stable growth that’s been in line with Russell’s expectations.

What’s more, the global equity markets have enjoyed significant appreciation so far this year. As of November 12, 2013, the broad-based Russell 3000® Index is up 27% year-to-date, and for the fiscal year reporting period (10/31/2012 to
10/31/2013) it was up 26.8% .

Looking forward into 2014, we maintain modest growth expectations for the U.S. and global economies. Although we remain optimistic, we don’t think it’s reasonable to expect double-digit gains like we saw in 2013.

However, as global markets and economies continue to evolve, we will continue to invest where we believe the world is going – not where it’s been – to seek to improve the overall return potential of our portfolios. This means being proactive and agile in the way we allocate assets on your behalf. It also means balancing the risk and return potential of the multi-
asset solutions we build and manage for investors like you.

On the following pages you can gain additional insights by reviewing our Russell Investment Company’s 2013 Annual
Report for the fiscal year ending October 31, 2013, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2013 (Unaudited)

U.S. Equity Markets
The U.S. equity market performed very well over the fiscal year ended October 31, 2013 despite potentially encumbering macroeconomic and political news items. Broadly measured by the Russell 3000® Index, U.S. stocks returned 28.99%
over the period, which is the strongest October 31 fiscal year end return for the Index since 1997.

The Russell 3000® Index finished higher in ten of the fiscal year’s twelve months, with exceptions in June and August. The fiscal year was led by small capitalization stocks as the Russell 2000® Index returned 36.28% while the Russell 1000®
Index returned 28.40%. The fiscal year was also led by dynamic stocks as the Russell 1000® Dynamic™ Index returned
31.98% while the Russell 1000® Defensive™ Index returned 24.80%. Stocks of companies with leveraged balance sheets generally outperformed those with less debt in their capital structures. Within U.S. large cap stocks, the Russell 1000®
Value and Russell 1000® Growth Indexes performed nearly identically, but deeper analysis reveals that stocks with low price-to-earnings ratios lagged as did stocks with high dividend yields. Growth stocks led the way within small cap; the
Russell 2000® Value Index returned 32.83% in contrast to the 39.84% returned by the Russell 2000® Growth Index.

Toward the end of calendar year 2012, the U.S. equity market performed well. After being down almost 5% near the midpoint of November, the Russell 3000® Index rallied during the latter part of the month. On November 7th, the day after the U.S. presidential election, the Russell 3000® Index dropped by 2.25%, its worst day of the month. After the presidential election, investors refocused their attention to the impending “fiscal cliff” and the potential sequester. The associated looming combination of higher taxes and spending cuts, ultimately aimed at reducing the federal budget deficit, was at the forefront of many investors’ concerns during the fourth quarter. Given these concerns, the market declined during the final two weeks of 2012.

On January 1, 2013, Congress partially addressed the fiscal issues and avoided the fiscal cliff for the moment. This allowed calendar year 2013 to begin with strong performance for the U.S. equity market as the Russell 3000® Index had a positive return in each of the first five months of the year. Despite the broad indexes rising, there were changes in market leadership during “risk off” times due to the Italian election, the events surrounding the Cyprus bailout, and speculation about U.S.
Federal Reserve (“Fed”) tapering of quantitative easing. When concerns about Europe increased, the Russell 1000®
Defensive™ Index outperformed, and when they subsided, the Russell 1000® Dynamic™ Index outperformed.

Going into the summer of 2013, one of the most notable stories was the upward movement in bond yields and broader interest rates. The continued economic recovery and rising interest rates became important factors driving investor behavior as the year progressed. A key date was May 22nd, the day Fed Chairman Ben Bernanke announced that the U.S. economy was strengthening and the Fed may start to taper its policy of quantitative easing. This news caused stocks with high dividend yields to underperform because they had been used as “bond substitutes” by some investors and rising interest rates made the dividend yields less enticing on a relative basis. Real Estate Investment Trusts (“REITs”) and utilities, which had been prized by investors for their high dividend yields in a period of low interest rates and low bond yields, underperformed during the second quarter. Given the evidence of the economic improvement, most sectors traditionally deemed to be non-
cyclical underperformed for the second quarter. Among such sectors, health care was the only one to outperform for the second quarter and the fiscal year. Most of the more cyclical sectors outperformed the market, but the energy sector was a negative outlier for the fiscal year. The month of May was seen as a turning point that had a significant impact on the fiscal year in terms of which market segments outperformed.

During the summer of 2013, the U.S. equity market continued to rally but broad market leadership shifted strongly to growth stocks. Within U.S. large cap, growth stocks had lagged for nearly two years since the trough of the 2011 selloff.
During the 3rd quarter of 2013, the Russell 1000® Growth Index beat the Russell 1000® Value Index by more than it had in any quarter of the past 4 years.

The U.S. Federal Reserve ultimately decided to push back plans to taper its quantitative easing program and markets responded positively in September. October began with concerns about the U.S. government not reaching agreement on a

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

spending bill or a plan to address the “fiscal cliff.” This led to a government “shutdown,” and despite some brief volatility, the market generally took the governmental chaos in stride. With an agreement reached to push the fiscal issues into 2014, the government was “re-opened” and the market produced a positive return for October.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2013, the non-U.S. equity market, as measured by the Russell Developed ex-U.S.
Large Cap® Index (the “Index”), was up 25.10%. Equity prices increased to new highs during the period, despite the continued tepid global growth environment and elevated price multiples. Political forces were a large driver behind rising markets, as monetary authorities globally attempted to calm market participants and introduce expansionary policies aimed at promoting growth and investment. Most regions and countries generated positive absolute returns, although the more economically-exposed regions and those that lagged the broader market in recent years performed the best.

During the first quarter of the fiscal year, markets posted solid gains as the Index was up 5.9% during the fourth quarter of
2012. The resolution of the U.S. presidential election, coupled with moderately positive economic data and encouraging steps towards a solution to the euro zone sovereign debt crisis, improved investor confidence and led markets to post strong results for the 2012 calendar year. One of the most notable story lines of the period was Shinzo Abe’s winning election to be prime minister of Japan. Abe’s rhetoric about reviving economic growth boosted Japanese equities over 16% in local terms as measured by the Russell Japan Index, although the extreme depreciation of the yen resulted in a 4.9% return in
U.S. dollar terms.

Non-U.S. equity markets continued to rise in the new year, as the Index returned 4.7% in the first quarter of 2013. Results in the quarter were fairly bifurcated across regions, as Japan’s aggressive monetary plans helped push Japanese equities up over 12%, while political stumbles in Europe led European equities to be up only 2.8% as measured by the Russell
Developed ex-UK Index. March elections in Italy failed to secure a political majority and left the region uncertain on who would succeed Mario Monti in leading the country. Also complicating issues was Cyprus’s need for a bailout in the first quarter of 2013. Although Cyprus was not the first country to need rescuing from the Troika (European Union, International
Monetary Fund, and European Central Bank), it was the first country to include depositors to share some of the pain. This jolted markets as they feared this “bail-in” approach would set a precedent for other, and much larger, rescue packages.

The latter half of the fiscal year was dominated by the potential of the Fed tapering in the U.S. and whether the U.S.
economy was strong enough for the Fed to scale back its accommodative monetary program. When Fed Chairman Ben
Bernanke mentioned the possibility of tapering, markets sold off as the era of easy money was feared to be ending. The
Index finished the period down 1.52%, although Japan and a few European countries faired decently. Commodities and commodity driven economies were the hardest hit during the period, with Australia down 15% and Canada down 7.7%
according to the Russell Australian and Canadian Indices, respectively. The much anticipated taper date came and went without any action from the Fed and optimism was restored to the markets. Third quarter 2013 was the best quarter in the fiscal year, as the Index returned 11.5% during the quarter. Risky assets and lower quality securities were the most heavily rewarded, as banks in Spain, Italy, and France were up over 20% in the quarter, as measured by the Index. Japanese equities’ torrid rise slowed down, as the implementation of a value added tax increase worried investors, although gross domestic product (“GDP”) and the consumer price index (“CPI”) showed signs of elevated readings, which would be a positive for the country. Over the entire fiscal year, Japanese equities were some of the strongest performing developed market equities in the period, up 61.6% in local terms and 32% in USD, as measured by the Russell Japan Large Cap
Index. This sharp increase in equity prices came on the back of Prime Minister Shinzo Abe’s “three arrow” approach to re-
inflating the Japanese economy. The three arrows consist of monetary and fiscal stimulus, and structural reforms. Markets reacted positively to the first two arrows, making Japanese equities the best performing segment in the first three quarters of the fiscal year, while the uncertainty regarding the successful implementation of the third arrow caused a slight pause in optimism towards the end of summer. European equities also posted strong absolute returns, up 26.7% for the period, as measured by the Russell Developed Europe ex-UK Index. Europe emerged from its longest recession on record as the region posted positive growth in the second quarter of 2013. Signs of economic growth, coupled with massive corporate

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

de-leveraging, helped European equities post some of the strongest returns since the beginning of the global financial crisis. Within the Index, the peripheral European nations were the best performers, as Spain, Italy, Portugal, and Greece were all up over 20%. Despite improved optimism, not all regions benefited from the rising tide. Those markets exposed to commodity demand lagged most others. Australia returned 11.5% in the period, while Canada was up only 2.9%, as measured by the Russell Australia Large Cap Index and the Russell Canada Large Cap Index, respectively. Softening growth out of emerging markets, coupled with a shift to a consumer-led economy in China, weighed on commodity prices.

Sector performance over the period largely reflected the optimism in the markets and what typifies the early stages of an economic recovery. Consumer discretionary and industrials were the top performing sectors, followed closely by financials, which benefited from the improvement in the euro zone and the sovereign debt crisis that has plagued the region for the past three years. Conversely, the traditional defensive sectors struggled during the fiscal year, with utilities and consumer staples relative underperformers and the health care sector just slightly outperforming the Index. Energy and materials were the two worst performing sectors, as cyclical headwinds and negative sentiment weighed on returns.

Emerging Markets
The Russell Emerging Markets® Index (the “Index”) gained 8.81% over the fiscal year ended October 31, 2013. It was another relatively volatile period in which macroeconomic, political and policy events frequently provided direction for emerging markets equities. With an economic recovery in some developed markets underway, investors focused on a timeline for the removal of quantitative easing measures, specifically from the Fed, which had been a tailwind for emerging markets in recent years.

The asset class registered a strong start in November and December as U.S. elections and a political transition in China passed smoothly, and the Fed opted to extend its quantitative easing program, sparking net capital inflows to emerging markets. Markets gained in December as expectations for a U.S. debt ceiling agreement and an upturn in Chinese macroeconomic data soothed investor concerns. This included an HSBC/Markit Manufacturing PMI (Purchasing Managers
Index) reading for November which registered the first expansion in 13 months.

Emerging markets experienced a more subdued first quarter of 2013 in which the Index slipped 0.7%. After a short-
lived bounce, brought about by the U.S.’s avoidance of the fiscal cliff and more encouraging economic data releases in
China, markets retreated. A resurgence of Eurozone woes, precipitated by bailout negotiations in Cyprus, dented investor sentiment in March as many expected the outcome to set a precedent for the Eurozone and potentially negatively impact the outlook for global growth. Renewed fears over a hard landing in China, amid speculation over monetary tightening, increased regulation of wealth management products and efforts to cool the real estate market also served to drag market performance lower.

The second quarter of 2013 was more challenging as speculation regarding the timeline for the end of the “quantitative easing era” hampered emerging markets and resulted in some sizeable net capital outflows. In May, comments from Fed
Chairman Bernanke led markets to the conclusion that a wind down of stimulus measures, which had helped to drive net capital inflows to the asset class in recent years, would take place in 2013. This sparked a sell off in a number of emerging markets currencies, in particular those countries with the largest current account deficits and those most closely linked to commodities. The negative sentiment was exacerbated by fears of a credit crunch scenario in China, as the People’s Bank of China tightened credit provisioning. This was in reaction to the central bank’s concerns over lending in the banking and shadow banking segments. The Index dropped 7.4% through the second quarter in U.S. dollar terms.

The latter part of the fiscal year saw an extension of the high volatility in emerging markets equities and local currencies.
Comments from Fed Chairman Bernanke that quantitative easing would be scaled back gradually, rather than immediately, spurred a rally in July. However, speculation that such a gradual reduction in stimulus may occur as soon as September reversed these gains. A rise in tensions over potential U.S. military strikes in Syria (which led to a spike in global oil prices) also negatively impacted select emerging markets, such as neighbouring country Turkey and those which are net

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

oil importers such as India. The release of balance of payments data in certain countries, namely Indonesia, also hampered returns as several local currencies depreciated significantly against the U.S. dollar. However, a swift resolution to the threat of U.S. action in Syria and the Fed’s decision not to taper resulted in a strong rally for emerging markets. The political impasse in the U.S., which culminated in a government “shutdown” in October, was also a boon for the asset class as analysts forecast it may have delayed the removal of quantitative easing until 2014.

For the one year period ended October 31, 2013, Poland (+27.44%) was one of the best performing markets in emerging
Europe as its economy rebounded, boosted by the central bank’s rate cutting cycle, which took interest rates to a record low of 2.5% in September. Policymakers acted as gross domestic product (“GDP”) growth for the country slowed to just
0.5% year over year in the first quarter of 2013, the lowest rate since 2009. Russia (+8.30%) outperformed, with the energy oriented economy boosted by a rise in the price of oil. Meanwhile Turkey (-0.13%) lagged as currency weakness, linked to increasing concerns over the country’s current account deficit, and an intensification of the unrest in neighbouring
Syria negatively impacted the local market. The Czech Republic (-4.86%) was the worst regional market as the country’s economy extended the Republic’s longest ever recession. Domestic demand continued to suffer from the government’s austerity measures and the ongoing crisis in the Eurozone hit external demand, as the central bank maintained rates at
0.05%. GDP data showed that the country finally exited recession in the second quarter of 2013, the same time as the
Eurozone bloc.

It was a challenging year for emerging Latin American markets as a decline in global commodities prices, notably precious metals gold and silver, and currency weakness hampered a number of regional markets. Peru (-22.47%), the Index’s worst performing market, succumbed to sizeable losses as a result of the economy’s metals and mining bias. Neighbouring country
Chile (-12.73%) was another laggard, with a 7.78% decline in copper prices and the outlook for higher global interest rates hampering performance. Brazil (-1.42%) also underperformed as GDP growth in Latin America’s largest economy slowed to just 0.6% quarter over quarter in the first quarter of 2013 and the central bank’s rate cutting cycle was reversed in an effort to offset above target inflation. The central bank also intervened in the currency market as it sought to prop up the real and reduce inflation. In addition the tax on financial operations on foreign investments in fixed income markets (“IOF”)
was also scrapped in a further attempt to support the currency. Social unrest in June, sparked by a planned increase in bus fares, further increased negative sentiment towards the country. However, a reversal of fare rises and President Rousseff’s spending and reform pledges helped to calm the demonstrations and restore some confidence in financial markets. The central bank’s moderate success in cooling inflation, combined with a strong upside surprise in second quarter GDP growth data helped the local market recoup the majority of the losses. Mexico (+5.03%) was the only regional market to finish in positive territory, boosted by the election of Enrique Peña Nieto as president with a reformist agenda.

Asian markets in general performed well, with the larger Index countries of Taiwan (+20.92%), China (+15.83%) and
South Korea (+12.11%) all outperforming. Despite some concern over the Chinese market, the underlying macroeconomic data remained relatively firm and GDP growth, whilst slower, remained at relatively high levels when contrasted with other developed and emerging countries and was in line with the government’s target on a year over year basis. The new government has also been proactive in managing the economy and took steps to limit property price rises in some cities. In addition, the government’s investment in industries such as telecommunications services was also a catalyst for positive returns. South Korea performed well as GDP growth for the second quarter reached a two year high. Efforts from policymakers to stimulate the economy appeared to be successful, in particular the central bank’s decision to cut rates to
2.5% and the government’s fiscal and monetary stimulus. Taiwan registered solid GDP growth through the year, whilst the country’s export sector recorded strong acceleration in the first half of the year. Despite coming under pressure towards the end of the period, smaller Index countries Thailand (+13.32%) and the Philippines (+15.85%) both advanced, in contrast to peer Indonesia (-11.58%). The country was acutely impacted by concerns over its burgeoning current account deficit which sparked a major sell-off in the equity market and the rupiah. India (-1.91%) also underperformed with the central bank forced to maintain higher interest rates amid high inflation and in the face of sluggish GDP growth. The rupee also came under pressure and hit an all time low against the U.S. dollar during the period, with investors increasingly concerned about the country’s twin deficit (fiscal and current account).

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

At the sector level, the pro-cyclical sectors of technology (+23.32%), consumer discretionary (+15.47%) and financial services (+11.65%) registered some of the strongest returns. The health care sector, which advanced 18.97%, also performed strongly with Chinese bio-tech companies in particular faring well, supported by the government’s announcement that it plans to double the size of the industry as a percentage of GDP by 2015. Materials and processing (-4.55%) was the only sector to register a negative return, primarily due to a decline in global commodity prices linked to a slower growth outlook in China. Energy (+0.73%) and the traditionally more defensive utilities (+4.33%) sector also lagged.

U.S./Global Fixed Income Markets
For the fiscal year ended October 31, 2013, fixed income markets continued to be driven by macroeconomic factors and fiscal policy debates in Washington. Speculation surrounding the timing of the Federal Reserve’s (the “Fed”) tapering of its highly accommodative quantitative easing program were major drivers of volatility in the capital markets this year. Notably,
U.S. treasury yields increased dramatically starting in the second half of the fiscal year in anticipation of a Fed tapering in September 2013. However, U.S. treasury yields sharply retracted a portion of prior increases after the Fed surprised markets by not beginning tapering in September. Aside from the U.S. treasury market, currency and credit markets also experienced heightened volatility over Fed tapering speculations throughout the year.

The fiscal year began in November 2012 with the U.S. presidential election, which left the status quo in the Senate and
House of Representatives unchanged. On December 12th, the Fed announced the continuance of its low interest rate policy and an increase in open-ended monthly purchases of U.S. treasuries and agency mortgage-backed securities (“MBS”)
from $40 billion to $85 billion USD per month. While U.S. treasury rates hung near record lows through the beginning of
December, they sold off near the end of the calendar year as fiscal cliff and debt ceiling debates in Washington showed little sign of a resolution before the December 31st deadline. While going over the fiscal cliff would cause considerable drain on the economy through significant tax increases and spending cuts, the debt ceiling expiration would have caused significant volatility in financial markets as the potential for the Treasury to default on its debt grew larger. However, Congress reassured markets on January 1st, passing a last minute deal that effectively diverted any material consequences in the short term by raising income, payroll, and capital gains taxes, and delaying spending cuts. Similarly, on January 23rd, the
“No Budget, No Pay Act” was passed, allowing the Treasury to borrow money until mid-May, defusing the debt ceiling threat for several months. From October 2012 through January 2013, the Barclays U.S. Aggregate Bond Index gained a modest 0.01% excess return over equivalent duration U.S. treasuries with the strongest performers in riskier assets, such as high yield corporate and emerging markets debt. The Barclays High Yield Corporate Index and the Barclays Emerging
Market Debt Index outperformed U.S. treasuries of similar duration by 4.12% and 2.45%, respectively. Additionally, the
Barclays Tax-Exempt Municipal Bonds 1-10 year Blend Index gained 0.51% over the same period. The rally within the municipal bond market continued throughout January, ending strong upon Standard & Poor’s upgrade of California local debt.

Beginning in February, negative announcements from the U.S. and euro zone regarding slowed economic growth supported demand for safe-haven U.S. treasuries, resulting in a relative underperformance from non-treasury sectors. On February
26th, the Italian election reached a stalemate and the general election returned a three to two vote against the austerity policy, grinding both spending cuts and tax rises to a halt. Fears that the end of these austerity measures in Italy would lengthen its recession and potentially spill over into the rest of the euro zone quickly spread market volatility to Germany,
France, and the U.K. In Cyprus, an agreement with the group of euro zone finance ministers was reached in late March to help restructure its financial sector along with a €10 billion euro bailout package to escape a financial meltdown. The terms of the agreement, however, imposed strict capital controls in order to prevent a run on the banks, losses on bank depositors, and mandatory downsizing of the Cypriot banking sector, costing thousands of jobs. In the U.S., on February
28th, Capitol Hill failed to reach a last-minute compromise before the budget sequestration deadline and the $85 billion across-the-board spending cuts went into effect on March 1st. The combined impact of both the automatic spending cuts and the downbeat European data led to a rally in U.S. treasuries in a flight to quality, with the 10-year U.S. treasury yields falling from 2.04% at the start of February to 1.87% by the end of March. In April, Bank of Japan’s new Governor, Haruhiko

8 Market Summary

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

Kuroda, announced an open-ended quantitative easing program to inject approximately $1.4 trillion USD into the economy in less than two years to support economic activity by keeping the Japanese yen weak and boosting financial markets.
As a result of the announcement, the Japanese yen fell more than 3% against the U.S. dollar and the Japanese 10-year government bond yield hit a record low of 0.44% on October 4th. Monetary policy in the U.S. remained unchanged and the
Fed cited that, although housing industry and household spending data showed signs of improvement, the unemployment rate remained elevated and fiscal policy restraints were hindering economic growth. Fed Chairman Ben Bernanke even suggested that the Fed may increase purchase amounts of longer-dated U.S. treasuries and agency mortgage-backed securities within quantitative easing three (“QE3”). As a result of continued Fed easing, U.S. treasury rates fell and the yield curve flattened overall in April. From February to April 2013, the Barclays Investment Grade Corporate Index and
the Barclays High Yield Corporate Index were the strongest performers, outperforming similar duration treasuries by
0.42% and 2.18%, respectively. The Barclays Tax-Exempt Municipal Bonds 1-10 Year Blend had a total return of 0.33%,
-0.23%, and 0.89% for February, March and April, respectively.

Markets in May to August 2013 were dominated by announcements from the Fed, driving U.S. treasury yields higher. On
May 22nd, Bernanke announced that Fed officials were considering the policy option of tapering the current quantitative easing program, despite his warning that “premature tightening of the monetary policy…carries a substantial risk of slowing or ending the economic recovery and causing inflation to fall further”. The 10-year treasury yield started May at
1.66% and rose to 2.13% by the end of the month. Bernanke further stated on June 19th that the tapering could take place later in 2013, continuing to bolster the rise in yields. The global backdrop remained negative as the European recession reached a new low, notably with the high jobless rate among youth at 24.4% for the month of April. With 19.4 million unemployed across Europe, officials in the European Commission called on European Union member states to focus on boosting competitiveness and bringing down unemployment. They loosened austerity measures on six countries, including
France, in order to give them more time to meet budget deficit targets. These concerns, amidst mixed U.S. economic indicators, caused credit sectors within the Barclays U.S. Aggregate Index to post negative to modest excess returns over equivalent duration U.S. treasuries in May. Agency MBS performance was bifurcated depending on the coupon of the security. Higher coupon (4% coupon and higher) mortgages outperformed similar duration treasuries, while lower coupon
(below 4% coupon) mortgages, most heavily supported by Fed quantitative easing purchases, underperformed. High yield corporate bonds, as represented by the Barclays High Yield Corporate Index, returned 0.60% excess of similar duration treasuries in May. Municipal bonds took a hit after Detroit filed for bankruptcy on July 18th, reversing some of the inflows municipal bonds had been seeing over the previous few months. July and August continued to be dominated by the Fed, despite no new release of information regarding a taper schedule other than re-emphasizing that it would depend on the economic indicators given earlier of 2.5% inflation and 6.5% unemployment. Again, higher coupon agency MBS was one of the largest outperformers of similar duration U.S. treasuries for the month of August. The 10-year U.S. treasury yield gained over 1% from May to August, having ended August at 2.78% compared to the beginning of May at 1.66%.

The turning point in U.S. treasury yields occurred on September 18th when the Fed announced that it would not be tapering but maintaining its pace of $85 billion in monthly bond purchases. The yield on the 10-year U.S. treasury plunged 17 basis points that day following the Fed decision, partially reversing the uptrend in rates over the past four months that persisted in anticipation of a taper. The Fed’s taper decision was generally supportive of the fixed income market as a decrease in treasury yields and tightening of credit spreads support positive nominal returns. Despite a volatile year, investor demand for credit appeared to be robust as evidenced by oversubscription of Verizon’s $49 billion bond offering in September, the largest corporate bond sale to date. Heading into October, focus shifted from the Fed to Congress as they failed to enact a continuing resolution to appropriate funds for the fiscal year 2014 on October 1st. The government entered a shutdown, indefinitely furloughing approximately 800,000 federal employees. Markets reacted minimally to the government shutdown as the cause for real concern was the debt ceiling deadline on October 17th, which if not raised, would not have allowed the
Treasury to issue any new debt. Although the Treasury would not effectively default on its debt on the 17th, the Treasury would have likely defaulted on its debt in late October to early November when the revenue inflows would be insufficient to cover the expenditures. Consequently, 1-month treasury bill yields spiked from a yield of 0.02% as of September month

Market Summary 9

Russell Investment Company

Market Summary as of October 31, 2013, continued — (Unaudited)

end to almost 0.35% on October 15th as investors demanded higher yields to compensate for default risk. The impact of default on financial markets would likely have been catastrophic, as treasuries have historically been considered by investors as risk-free. As the debt ceiling deadline approached, rates rose modestly on uncertainty over whether or not a deal would be struck in time before the 17th. The 10-year treasury yields rose to 2.75% on the 15th, just before falling back down to 2.69% on the 16th and 2.61% on the 17th as it became clear that Congress would pass a last-minute deal.
On the 17th, Congress passed the Continuing Appropriations Act of 2014 ending the government shutdown and suspending the debt limit until February 7, 2014. On October 22nd, September nonfarm payroll data was released showing that the economy only added 148,000 nonfarm jobs, compared to expectations of 180,000. On news of the weak employment data, markets responded positively on expectations that the Fed will be less likely to taper when labor markets remained weak.
The 10-year U.S. treasury yield fell 9 basis points to 2.51%, the lowest since July 2013, while the European periphery bond yields, notably Spain’s and Italy’s, fell to new lows as well, boosting demand for higher-yielding assets. The culmination of the various developments over September and October was highly supportive of risk assets. The Barclays Investment Grade
Corporate Index, Barclays High Yield Corporate Index, and Barclays Emerging Market Debt Index outperformed similar duration U.S. treasuries in October by 0.83%, 2.07%, and 1.52%, respectively.

10 Market Summary

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Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Core Equity Fund - Class A‡			Russell U.S. Core Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	19.87%		1 Year	27.51%
5 Years	12.53	%§	5 Years	14.12	%§
10 Years	6.04	%§	10 Years	6.93	%§

Russell U.S. Core Equity Fund - Class C‡‡			Russell U.S. Core Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	26.23%		1 Year	27.74%
5 Years	12.98	%§	5 Years	14.32	%§
10 Years	6.24	%§	10 Years	7.06	%§

Russell U.S. Core Equity Fund - Class E			Russell 1000® Index **
	Total			Total
	Return			Return
1 Year	27.18%		1 Year	28.40%
5 Years	13.91	%§	5 Years	15.84	%§
10 Years	6.69	%§	10 Years	7.83	%§

Russell U.S. Core Equity Fund - Class I
	Total
	Return
1 Year	27.59%
5 Years	14.22	%§
10 Years	6.98	%§

12 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) employs a multi-	With the backdrop of increased confidence in the continuation
manager approach whereby portions of the Fund are allocated to	of the economic recovery, the Fund was underweight in most of
different money managers. Fund assets not allocated to money	the sectors that are traditionally considered to be “non-cyclical.”
managers are managed by Russell Investment Management	However, the Fund had a benchmark relative overweight to the
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	healthcare sector, which was the one broad non-cyclical sector
the allocation of the Fund’s assets among money managers at	that outperformed for the fiscal year. As a result, sector allocation
any time. An exemptive order from the Securities and Exchange	decisions, specifically an underweight to the utilities sector and
Commission (“SEC”) permits RIMCo to engage or terminate a	overweight to the health care sector, were beneficial.
money manager at any time, subject to approval by the Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, the Fund is required to notify its shareholders	by the Fund and its money managers affect its benchmark
within 90 days of when a money manager begins providing	relative performance?
services. As of October 31, 2013, the Fund had seven money	Stock selection effects within the consumer discretionary sector
managers.	(specifically, YUM! Brands, Inc.) detracted from the Fund’s excess return for the fiscal year. As of October 31, 2013, the Fund had
What is the Fund’s investment objective?	seven money managers: Four of the six managers employed for
The Fund seeks to provide long term capital growth.	the entire fiscal year outperformed their respective benchmarks.

How did the Fund perform relative to its benchmark for the	There was one manager added to the Fund during second quarter
fiscal year ended October 31, 2013?	2013 that performed in line with its benchmark since inception.
The Fund also employs a Russell Top 200® Defensive™ Index
For the fiscal year ended October 31, 2013, the Fund’s Class A,	replication strategy that is managed by RIMCo to help control the
Class C, Class E, Class I, Class S and Class Y Shares gained	Fund’s beta (beta is a measure of a portfolio’s volatility and its
27.19%, 26.23%, 27.18%, 27.59%, 27.51% and 27.74%,	sensitivity to the direction of the market).
respectively. This is compared to the Fund’s benchmark, the
Russell 1000® Index, which gained 28.40% during the same	Barrow Hanley, Mewhinney & Strauss, LLC (“Barrow”) was
period. The Fund’s performance includes operating expenses,	added to the Fund during second quarter 2013 and performed
whereas index returns are unmanaged and do not include	in-line with the Russell 1000® Value Index for the portion of
expenses of any kind.	the fiscal year in which it was a money manager for the Fund.
Barrow’s underweight to medium capitalization stocks as well
For the fiscal year ended October 31, 2013, the Lipper® Large-	as its overweight to dividend paying stocks detracted from
Cap Core Funds Average, a group of funds that Lipper considers	excess return for the period. From a sector perspective, Barrow’s
to have investment strategies similar to those of the Fund, gained	underweight to energy and overweight to producer durables were
27.74%. This result serves as a peer comparison and is expressed	both beneficial. Stock selection effects were negative within the
net of operating expenses.	consumer discretionary sector but positive within the energy
RIMCo may assign a money manager a specific style or	sector.
capitalization benchmark other than the Fund’s index. However,	Columbus Circle Investors (“Columbus Circle”) outperformed
the Fund’s primary index remains the benchmark for the Fund	the Russell 1000® Growth Index for the fiscal year. Columbus
and is representative of the aggregate of each money manager’s	Circle benefited from tilts toward stocks with rising earnings
benchmark index.	estimates during the period. An underweight to the technology
How did the market conditions described in the Market	sector was beneficial, although being underweight to the producer
Summary report affect the Fund’s performance?	durables sector hurt. Stock selection within the health care sector
During the fiscal year, the U.S. large capitalization equity market	(specifically, Valeant Pharmaceuticals International and Gilead
produced substantial positive returns. Fund exposures included	Sciences) contributed to excess return.
benchmark-relative underweights to mega capitalization stocks	Institutional Capital LLC (“ICAP”) outperformed the Russell
and high dividend yield stocks, including real estate investment	1000® Value Index for the fiscal year. ICAP’s overweight to stocks
trusts (“REITs”) and utilities. These underweights were beneficial	with low price-to-cash flow ratios as well as its underweight to
to Fund performance in this market environment because the	high dividend yield stocks was beneficial. ICAP’s underweight
largest capitalization stocks and high dividend yield stocks didn’t	to medium capitalization stocks detracted. Stock selection within
keep up with other segments of the Russell 1000® Index during	the consumer discretionary sector (specifically, Time Warner,
the rising market.	Inc.) contributed to excess return.

Russell U.S. Core Equity Fund 13

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) slightly	RIMCo pursues an investment strategy for the Fund that is a
outperformed a Russell 1000® Defensive™/Russell 1000®	replication of the Russell Top 200® Defensive™ Index. This
Value 70/30 blended Index for the fiscal year. Jacobs Levy’s	strategy performed in-line with expectations, as it reduced the
overweight to midcap stocks was rewarded. An overweight of the	Fund’s beta and smoothed the Fund’s return pattern. During the
stocks with the lowest price-to-book ratios was beneficial. Jacobs	market environment of this fiscal year, low beta stocks (stocks
Levy’s tilt toward the utilities sector detracted from excess return.	with low sensitivity to market movements) produced lower returns
Lazard Asset Management, LLC (“Lazard”) was terminated in	than high beta stocks (stocks with high sensitivity to market
May 2013 and outperformed the Russell 1000® Index for the	movements), which was reflected in the investment returns of this
portion of the fiscal year in which it was a money manager for	strategy.
the Fund. Lazard’s tilts toward stocks with the lowest price-to-	During the period, RIMCo used index futures contracts to equitize
book and price-to-cash flow ratios were both beneficial. Stock	the money manager’s cash. The decision to equitize manager cash
selection effects within the technology sector (specifically an	was beneficial to Fund performance for the fiscal year.
overweight to Cisco Systems, Inc. and an underweight to Apple,
Inc.) were positive to benchmark relative excess return. However,
stock selection effects within the consumer discretionary sector	Describe any changes to the Fund’s structure or the money
(specifically an overweight to Wal-Mart Stores, Inc. and American	manager line-up.
Eagle Outfitters, Inc.) detracted from excess returns.	In the second quarter, 2013, RIMCo terminated Lazard and hired
Schneider Capital Management Corporation (“Schneider”)	Barrow. Although RIMCo viewed Lazard as a capable U.S. equity
underperformed the Russell 1000® Value Index for the fiscal	manager, Lazard’s portfolio tended to have an underweight to
year. Schneider’s overweight to the financial services sector	dividend yielding stocks and RIMCo believed that it was prudent
and favorable stock selection within it (specifically, Genworth	to address this structural tilt in the Fund by moving assets to
Financial, Inc. and Bank of America Corporation) had a positive	Barrow, which focuses its attention on stocks of dividend paying
impact on benchmark-relative performance. An overweight to the	companies.
energy sector (including the coal industry) detracted. Schneider’s	Money Managers as of October 31,
overweight to the homebuilding industry also detracted.	2013	Styles
Suffolk Capital Management, LLC (“Suffolk”) outperformed the	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
Russell 1000® Index for the fiscal year. Suffolk’s underweight	Columbus Circle Investors	Growth
to high dividend yield stocks was beneficial. An overweight to	Institutional Capital Management LLC	Value
medium capitalization stocks was also additive to performance.	Jacobs Levy Equity Management, Inc.	Defensive Value
	Schneider Capital Management Corporation	Value
Suffolk’s stock selection within the producer durables (specifically,	Suffolk Capital Management, LLC	Market-Oriented
Delta Air Lines, Inc.) and financial services (specifically, Lincoln	Sustainable Growth Advisers, LP	Growth
National Corporation) sectors contributed to positive excess
returns.	The views expressed in this report reflect those of the portfolio
Sustainable Growth Advisers, LP (“Sustainable”) underperformed	managers only through the end of the period covered by
the Russell 1000® Growth Index for the fiscal year. Stock	the report. These views do not necessarily represent the
selection in the health care sector (specifically, an overweight to	views of RIMCo, or any other person in RIMCo or any other
Intuitive Surgical and underweight to Gilead Sciences) detracted	affiliated organization. These views are subject to change
from returns. An overweight to stocks with low financial leverage	at any time based upon market conditions or other events,
(low debt/capital ratios) was also detrimental.	and RIMCo disclaims any responsibility to update the views
RIMCo manages the portion of the Fund’s assets that RIMCo	contained herein. These views should not be relied on as
determines not to allocate to the money managers. Assets not	investment advice and, because investment decisions for
allocated to managers include the Fund’s liquidity reserves and	a Russell Investment Company (“RIC”) Fund are based on
assets which may be managed directly by RIMCo to modify the	numerous factors, should not be relied on as an indication
Fund’s overall portfolio characteristics to seek to achieve the	of investment decisions of any RIC Fund.
desired risk/return profile for the Fund.

14 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

*	Assumes initial investment on November 1, 2003.

**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Core Equity Fund 15

Russell Investment Company
Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,116.70	$1,019.91
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$5.60	$5.35

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,112.50	$1,016.13
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$9.58	$9.15
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.80%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,116.50	$1,019.91
	Expenses Paid During Period*	$5.60	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,118.40	$1,021.58
Expenses Paid During Period*	$3.84	$3.67

* Expenses are equal to the Fund's annualized expense ratio of 0.72%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,118.20	$1,021.17
Expenses Paid During Period*	$4.27	$4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,119.20	$1,022.18
Expenses Paid During Period*	$3.20	$3.06

* Expenses are equal to the Fund's annualized expense ratio of 0.60%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Core Equity Fund 17

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 96.1%			Whirlpool Corp.	21,598	3,154
Consumer Discretionary - 14.3%			Yum! Brands, Inc.	172,765	11,682
Advance Auto Parts, Inc.	31,700	3,144			303,670
Amazon.com, Inc.(Æ)	16,664	6,066
AutoZone, Inc.(Æ)	4,150	1,804	Consumer Staples - 5.6%
Carnival Corp.	86,030	2,981	Altria Group, Inc.	153,322	5,708
CBS Corp. Class B	61,200	3,619	Andersons, Inc. (The)	4,000	297
Children's Place Retail Stores, Inc. (The)(Æ)	7,010	383	Casey's General Stores, Inc.	5,500	401
Comcast Corp. Class A(Æ)	191,807	9,126	Church & Dwight Co., Inc.	41,320	2,692
Costco Wholesale Corp.	46,209	5,453	Coca-Cola Co. (The)	427,427	16,913
DIRECTV(Æ)	56,306	3,519	Colgate-Palmolive Co.	260,583	16,868
Discovery Communications, Inc. Class A(Æ)	20,300	1,805	ConAgra Foods, Inc.	107,700	3,426
Dollar Tree, Inc.(Æ)	44,400	2,593	Constellation Brands, Inc. Class A(Æ)	56,500	3,690
DSW, Inc. Class A	2,800	245	CVS Caremark Corp.	126,947	7,904
eBay, Inc.(Æ)	267,120	14,080	Energizer Holdings, Inc.	6,900	677
Estee Lauder Cos., Inc. (The) Class A	48,964	3,474	General Mills, Inc.	9,108	459
Ford Motor Co.	497,300	8,509	Hershey Co. (The)	33,700	3,344
Gap, Inc. (The)	19,500	721	Kellogg Co.	3,646	231
GateHouse Media, Inc. Class A(Æ)	6,900	541	Kimberly-Clark Corp.	5,438	587
General Motors Co.(Æ)	232,300	8,583	Kroger Co. (The)	75,000	3,213
Hanesbrands, Inc.	46,500	3,168	Mead Johnson Nutrition Co. Class A	15,000	1,225
Harman International Industries, Inc.	13,600	1,102	Mondelez International, Inc. Class A	23,571	793
Hertz Global Holdings, Inc.(Æ)	289,212	6,640	PepsiCo, Inc.	22,005	1,850
Home Depot, Inc.	163,248	12,715	Philip Morris International, Inc.	165,373	14,738
Jack in the Box, Inc.(Æ)	56,600	2,302	Procter & Gamble Co. (The)	262,001	21,157
Johnson Controls, Inc.	300,900	13,887	Reynolds American, Inc.	4,420	227
Las Vegas Sands Corp.	125,287	8,798	Safeway, Inc.	62,100	2,167
Lennar Corp. Class A(Ñ)	69,450	2,469	Sysco Corp.	8,349	270
LG Display Co., Ltd. - ADR(Ñ)	65,725	769	TreeHouse Foods, Inc.(Æ)	5,000	366
Liberty Media Corp. Class A(Æ)	18,764	2,869	Walgreen Co.	175,660	10,406
Lowe's Cos., Inc.	244,760	12,184			119,609
Macy's, Inc.	8,700	401
Marriott International, Inc. Class A	86,780	3,912	Energy - 10.6%
Marriott Vacations Worldwide Corp.(Æ)	24,800	1,242	Anadarko Petroleum Corp.	18,900	1,801
McDonald's Corp.	114,436	11,045	Arch Coal, Inc.(Ñ)	824,120	3,494
Meritage Homes Corp.(Æ)	14,810	672	Baker Hughes, Inc.	3,400	198
Michael Kors Holdings, Ltd.(Æ)	67,984	5,231	BP PLC - ADR	114,800	5,338
Nike, Inc. Class B	146,859	11,126	Cabot Oil & Gas Corp.	85,016	3,003
Nordstrom, Inc.	24,400	1,475	Chesapeake Energy Corp.(Ñ)	216,120	6,043
Norwegian Cruise Line Holdings, Ltd.(Æ)	7,700	247	Chevron Corp.	162,025	19,437
NVR, Inc.(Æ)	426	391	Cimarex Energy Co.	4,900	516
Orient-Express Hotels, Ltd. Class A(Æ)	52,040	693	ConocoPhillips	160,338	11,753
PetSmart, Inc.	27,000	1,964	CONSOL Energy, Inc.	50,160	1,831
PVH Corp.	29,700	3,700	Devon Energy Corp.	51,350	3,246
Ross Stores, Inc.	47,600	3,682	Diamond Offshore Drilling, Inc.(Ñ)	33,200	2,056
Royal Caribbean Cruises, Ltd.	12,400	521	EOG Resources, Inc.	14,850	2,649
Signet Jewelers, Ltd.	6,600	493	Exxon Mobil Corp.	505,858	45,335
Sirius XM Radio, Inc.(Ñ)	879,300	3,315	Halliburton Co.	245,550	13,022
Starbucks Corp.	225,032	18,239	Marathon Oil Corp.	563,824	19,881
Starwood Hotels & Resorts Worldwide, Inc.	132,720	9,771	Marathon Petroleum Corp.	338	24
Target Corp.	152,879	9,905	Murphy Oil Corp.	34,900	2,105
Taylor Morrison Home Corp. Class A(Æ)	14,710	327	National Oilwell Varco, Inc.	131,577	10,681
Tiffany & Co.	76,080	6,023	Noble Energy, Inc.	89,918	6,738
Time Warner, Inc.	300,815	20,678	Occidental Petroleum Corp.	120,071	11,536
TiVo, Inc.(Æ)	48,800	649	Peabody Energy Corp.	219,295	4,272
TJX Cos., Inc.	10,180	619	Phillips 66 Class W(Æ)	143,200	9,226
Toll Brothers, Inc.(Æ)	133,870	4,402	Pioneer Natural Resources Co.	43,849	8,979
Viacom, Inc. Class B	134,969	11,242	Rowan Companies PLC(Æ)	31,600	1,140
Wal-Mart Stores, Inc.	22,915	1,759	Schlumberger, Ltd.	176,850	16,574
Walt Disney Co. (The)	168,557	11,561	Southwestern Energy Co.(Æ)	155,150	5,775

See accompanying notes which are an integral part of the financial statements.

18 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Spectra Energy Corp.	9,427	335	Prudential Financial, Inc.	60,100	4,892
Weatherford International, Ltd.(Æ)	191,350	3,146	Public Storage(ö)	2,017	337
Whiting Petroleum Corp.(Æ)	30,300	2,027	Raymond James Financial, Inc.	11,800	539
WPX Energy, Inc.(Æ)	132,820	2,941	Regions Financial Corp.	210,883	2,031
		225,102	Selective Insurance Group, Inc.	25,500	670
			SLM Corp.	136,700	3,468
Financial Services - 16.9%			State Street Corp.	359,800	25,211
ACE, Ltd.	109,669	10,467	SunTrust Banks, Inc.	213,953	7,197
Aflac, Inc.	1,050	68	SVB Financial Group(Æ)(Ñ)	2,600	249
Allied World Assurance Co. Holdings AG	12,000	1,299	Symetra Financial Corp.	28,100	526
Allstate Corp. (The)	142,066	7,538	T Rowe Price Group, Inc.	30,800	2,384
American Express Co.	270,470	22,124	Taubman Centers, Inc.(ö)	9,400	618
American International Group, Inc.	131,345	6,784	Thomson Reuters Corp.	4,969	187
American Tower Corp. Class A(ö)	3,728	296	Total System Services, Inc.	25,800	770
Arch Capital Group, Ltd.(Æ)	7,200	417	Travelers Cos., Inc. (The)	65,917	5,689
Aspen Insurance Holdings, Ltd.	23,600	921	US Bancorp	9,125	341
Assurant, Inc.	13,600	795	Visa, Inc. Class A	93,559	18,400
Assured Guaranty, Ltd.	107,199	2,198	Wells Fargo & Co.	395,300	16,875
Axis Capital Holdings, Ltd.	76,500	3,628	WR Berkley Corp.	15,705	690
Bank of America Corp.	2,334,147	32,585	XL Group PLC Class A	26,400	807
Bank of New York Mellon Corp. (The)	44,400	1,412			360,208
BB&T Corp.	183,100	6,220
Berkshire Hathaway, Inc. Class B(Æ)	41,429	4,768	Health Care - 15.5%
BlackRock, Inc. Class A	238	72	Abbott Laboratories	211,803	7,741
BOK Financial Corp.	3,400	208	Actavis PLC(Æ)	31,145	4,814
Brown & Brown, Inc.	54,771	1,749	Aetna, Inc.	19,800	1,241
Capital One Financial Corp.	162,400	11,152	Allergan, Inc.	41,582	3,768
CBOE Holdings, Inc.	21,200	1,028	Amgen, Inc.	16,618	1,928
Chubb Corp. (The)	54,651	5,032	Baxter International, Inc.	243,905	16,066
Citigroup, Inc.	505,762	24,671	Becton Dickinson and Co.	25,891	2,722
CME Group, Inc. Class A	31,600	2,345	Biogen Idec, Inc.(Æ)	36,723	8,967
Comerica, Inc.	30,900	1,338	Bio-Rad Laboratories, Inc. Class A(Æ)	14,080	1,739
Commerce Bancshares, Inc.	11,200	515	Boston Scientific Corp.(Æ)	198,600	2,322
DCT Industrial Trust, Inc.(ö)	52,900	410	Bristol-Myers Squibb Co.	1,331	70
DiamondRock Hospitality Co.(ö)	13,700	156	Brookdale Senior Living, Inc. Class A(Æ)	95,700	2,592
Discover Financial Services	132,130	6,855	Cardinal Health, Inc.	187,700	11,011
Douglas Emmett, Inc.(ö)	13,500	337	Celgene Corp.(Æ)	35,077	5,209
Extra Space Storage, Inc.(ö)	8,400	386	Cerner Corp.(Æ)	164,340	9,208
Fiserv, Inc.(Æ)	21,570	2,259	Covidien PLC	113,591	7,282
FleetCor Technologies, Inc.(Æ)	23,200	2,676	CR Bard, Inc.	19,700	2,684
Franklin Resources, Inc.	65,380	3,521	Eli Lilly & Co.	137,239	6,837
Genworth Financial, Inc. Class A(Æ)	22,810	331	Forest Laboratories, Inc.(Æ)	107,300	5,046
Hanover Insurance Group, Inc. (The)	18,300	1,071	Gilead Sciences, Inc.(Æ)	160,642	11,404
Hartford Financial Services Group, Inc.	209,480	7,059	Health Net, Inc.(Æ)	17,000	517
Huntington Bancshares, Inc.	129,225	1,137	Humana, Inc.	11,200	1,032
Jack Henry & Associates, Inc.	39,650	2,165	IDEXX Laboratories, Inc.(Æ)(Ñ)	50,200	5,415
JPMorgan Chase & Co.	505,340	26,045	Impax Laboratories, Inc.(Æ)	1,700	34
KeyCorp	96,690	1,212	Intuitive Surgical, Inc.(Æ)	178	66
Lincoln National Corp.	79,800	3,624	Johnson & Johnson	465,325	43,094
Loews Corp.	211,509	10,218	Laboratory Corp. of America Holdings(Æ)	17,800	1,796
Markel Corp.(Æ)	2,207	1,169	Magellan Health Services, Inc.(Æ)	8,100	475
Marsh & McLennan Cos., Inc.	7,769	356	McKesson Corp.	33,235	5,196
MasterCard, Inc. Class A	21,848	15,667	Medtronic, Inc.	373,377	21,432
MetLife, Inc.	120,091	5,681	Merck & Co., Inc.	241,669	10,897
Morgan Stanley	41,175	1,183	Molina Healthcare, Inc.(Æ)	4,400	139
Ocwen Financial Corp. Class A(Æ)	26,900	1,513	Mylan, Inc.(Æ)	86,700	3,283
PartnerRe, Ltd. - ADR	3,800	381	Novartis AG - ADR	67,350	5,223
PNC Financial Services Group, Inc. (The)	296,750	21,820	Novo Nordisk A/S - ADR	39,560	6,593
PrivateBancorp, Inc. Class A	3,200	78	Patterson Cos., Inc.	62,600	2,661
ProAssurance Corp.	30,600	1,387	Perrigo Co.(Ñ)	75,690	10,437

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 19

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Pfizer, Inc.	1,384,031	42,462	Delta Air Lines, Inc.	274,997	7,254
Pharmacyclics, Inc.(Æ)	19,348	2,295	Eaton Corp. PLC	39,200	2,766
Regeneron Pharmaceuticals, Inc.(Æ)	29,650	8,527	EMCOR Group, Inc.	20,500	760
Sanofi - ADR	149,120	7,975	Emerson Electric Co.	10,243	686
St. Jude Medical, Inc.	42,700	2,451	FedEx Corp.	28,197	3,694
Stryker Corp.	49,496	3,656	General Dynamics Corp.	64,600	5,596
Teva Pharmaceutical Industries, Ltd. - ADR	89,400	3,316	General Electric Co.	1,275,150	33,332
Thermo Fisher Scientific, Inc.(Ñ)	43,572	4,261	Honeywell International, Inc.	246,126	21,346
UnitedHealth Group, Inc.	114,061	7,786	IDEX Corp.	11,044	764
Valeant Pharmaceuticals International, Inc.			Illinois Tool Works, Inc.	139,530	10,994
(Æ)	89,389	9,450	JB Hunt Transport Services, Inc.	34,100	2,559
Vertex Pharmaceuticals, Inc.(Æ)	49,700	3,546	L-3 Communications Holdings, Inc.	30,100	3,024
WellPoint, Inc.	37,900	3,214	Lexmark International, Inc. Class A	50,194	1,784
Zimmer Holdings, Inc.	5,500	481	Lockheed Martin Corp.	3,668	489
		330,361	Magna International, Inc. Class A	14,670	1,243
			Manpowergroup, Inc.	10,100	789
Materials and Processing - 5.2%			MAXIMUS, Inc.	16,836	816
Air Products & Chemicals, Inc.	2,934	320	Navistar International Corp.(Æ)(Ñ)	50,548	1,828
Alcoa, Inc.(Ñ)	54,720	507	Norfolk Southern Corp.	43,720	3,761
Berry Plastics Group, Inc.(Æ)	63,700	1,279	Northrop Grumman Corp.	16,159	1,737
Commercial Metals Co.	66,900	1,228	Pentair, Ltd.	42,500	2,851
CRH PLC - ADR(Ñ)	229,000	5,606	Raytheon Co.	225,178	18,548
Crown Holdings, Inc.(Æ)	20,500	894	Ryder System, Inc.	9,600	632
Ecolab, Inc.	123,797	13,123	Snap-on, Inc.	11,265	1,172
EI du Pont de Nemours & Co.	119,900	7,338	Southwest Airlines Co.	240,900	4,148
Fastenal Co.(Ñ)	247,910	12,346	Stanley Black & Decker, Inc.	64,000	5,062
Huntsman Corp.	184,900	4,293	Stericycle, Inc.(Æ)	9,900	1,150
International Flavors & Fragrances, Inc.	28,200	2,331	Terex Corp.(Æ)	70,400	2,460
LyondellBasell Industries NV Class A	32,096	2,394	Textron, Inc.	37,900	1,091
Mallinckrodt PLC	901	38	UniFirst Corp.	7,986	821
Masco Corp.	162,518	3,434	Union Pacific Corp.	41,291	6,251
Monsanto Co.	234,211	24,564	United Parcel Service, Inc. Class B	4,570	449
Mosaic Co. (The)	89,900	4,122	United Technologies Corp.	13,081	1,390
MRC Global, Inc.(Æ)	11,400	319	US Airways Group, Inc.(Æ)(Ñ)	24,320	534
Packaging Corp. of America	26,900	1,675	Waste Management, Inc.	6,569	286
PPG Industries, Inc.	48,831	8,916	WW Grainger, Inc.	11,820	3,179
Praxair, Inc.	77,341	9,645	Xerox Corp.	3,800	38
Precision Castparts Corp.	16,293	4,129	Xylem, Inc.	82,900	2,860
Reliance Steel & Aluminum Co.	13,700	1,004	Zebra Technologies Corp. Class A(Æ)	1,981	96
Rock Tenn Co. Class A	2,890	309			216,291
Steel Dynamics, Inc.	28,000	503
		110,317	Technology - 14.3%
			Adobe Systems, Inc.(Æ)	74,275	4,026
Producer Durables - 10.2%			Altera Corp.	96,700	3,249
3M Co.	9,835	1,238	Amdocs, Ltd.	72,800	2,799
ABM Industries, Inc.	18,999	523	Apple, Inc.	72,543	37,893
Accenture PLC Class A	67,099	4,932	ARRIS Group, Inc.(Æ)	21,000	375
AECOM Technology Corp.(Æ)	11,400	362	Avago Technologies, Ltd. Class A	63,200	2,871
Aegean Marine Petroleum Network, Inc.(Ñ)	83,335	818	Benchmark Electronics, Inc.(Æ)	17,500	398
AGCO Corp.	65,000	3,795	Broadcom Corp. Class A	34,100	911
Air Lease Corp. Class A	33,400	982	Brocade Communications Systems, Inc.(Æ)	162,100	1,300
AO Smith Corp.	29,200	1,508	CA, Inc.	28,800	915
Atlas Air Worldwide Holdings, Inc.(Æ)	1,800	67	Ciena Corp.(Æ)	9,500	221
Automatic Data Processing, Inc.	224,759	16,850	Cisco Systems, Inc.	1,155,476	25,998
Boeing Co. (The)	155,370	20,276	Cognizant Technology Solutions Corp. Class
Canadian Pacific Railway, Ltd.	24,986	3,575	A(Æ)	8,985	781
Caterpillar, Inc.	21,300	1,776	Cree, Inc.(Æ)	39,721	2,413
Con-way, Inc.	15,700	647	Crown Castle International Corp.(Æ)	45,400	3,451
CSX Corp.	3,528	92	Electronic Arts, Inc.(Æ)	169,800	4,457
Danaher Corp.	8,468	610	EMC Corp.	24,176	582

See accompanying notes which are an integral part of the financial statements.

20 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Facebook, Inc. Class A(Æ)	85,000	4,272	PNM Resources, Inc.	28,700		687
Google, Inc. Class A(Æ)	39,034	40,228	Southern Co.	10,499		430
Groupon, Inc. Class A(Æ)	95,400	871	Verizon Communications, Inc.	168,407		8,506
Hewlett-Packard Co.	66,400	1,618	WGL Holdings, Inc.	32,600		1,466
Integrated Device Technology, Inc.(Æ)	33,000	351				73,872
Intel Corp.	214,736	5,246
International Business Machines Corp.	76,239	13,663	Total Common Stocks
Intersil Corp. Class A	30,600	341	(cost $1,658,197)			2,044,119
Juniper Networks, Inc.(Æ)	61,300	1,143
Lam Research Corp.(Æ)	22,900	1,242	Investments in Other Funds - 0.1%
LinkedIn Corp. Class A(Æ)	39,736	8,888	Financial Services - 0.1%
LSI Corp.	286,000	2,425	iShares Russell 1000 Value ETF	24,015		2,161
Marvell Technology Group, Ltd.	80,700	968
Mentor Graphics Corp.	92,386	2,040	Total Investments in Other Funds
Microsoft Corp.	711,697	25,158	(cost $2,111)			2,161
Motorola Solutions, Inc.	47,000	2,938	Short-Term Investments - 3.8%
NetApp, Inc.	19,800	768
NVIDIA Corp.	67,100	1,019	Russell U.S. Cash Management Fund	80,233,588	(8)	80,234
Oracle Corp.	152,722	5,116	Total Short-Term Investments
Pegasystems, Inc.	1,200	46	(cost $80,234)			80,234
Plantronics, Inc.	4,700	202	Other Securities - 2.7%
PMC Sierra, Inc.(Æ)	181,600	1,066
Polycom, Inc.(Æ)	26,400	275	Russell U.S. Cash Collateral Fund(×)	58,056,932	(8)	58,057
QUALCOMM, Inc.	348,902	24,238	Total Other Securities
Salesforce.com, Inc.(Æ)	174,900	9,333	(cost $58,057)			58,057
SAP AG - ADR(Ñ)	118,770	9,306	Total Investments 102.7%
ServiceNow, Inc.(Æ)	29,477	1,610	(identified cost $1,798,599)			2,184,571
Splunk, Inc.(Æ)	20,000	1,254

Symantec Corp.	212,350	4,829	Other Assets and Liabilities,
Synopsys, Inc.(Æ)	98,600	3,594
Tech Data Corp.(Æ)	44,400	2,311	Net - (2.7%)			(57,056)

Texas Instruments, Inc.	280,411	11,800	Net Assets - 100.0%			2,127,515
VMware, Inc. Class A(Æ)	10,400	845
Vodafone Group PLC - ADR	462,200	17,018
Western Digital Corp.	17,500	1,219
Workday, Inc. Class A(Æ)	44,500	3,332
Yahoo!, Inc.(Æ)	699	23
Yelp, Inc. Class A(Æ)	21,447	1,453
		304,689

Utilities - 3.5%
American Electric Power Co., Inc.	94,885	4,444
Aqua America, Inc.	56,450	1,421
AT&T, Inc.	678,369	24,557
CenturyLink, Inc.	948	32
Dominion Resources, Inc.	3,663	234
DTE Energy Co.	35,600	2,461
Duke Energy Corp.	9,017	647
Edison International	23,200	1,138
El Paso Electric Co.	16,200	570
Encana Corp.(Ñ)	252,750	4,529
Entergy Corp.	97,400	6,304
Exelon Corp.	297,074	8,479
FirstEnergy Corp.	3,303	125
Great Plains Energy, Inc.	6,100	143
NextEra Energy, Inc.	4,933	418
NRG Energy, Inc.	13,577	387
ONEOK, Inc.	66,500	3,757
PG&E Corp.	5,745	240
Pinnacle West Capital Corp.	51,700	2,897

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 21

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Growth Index Futures		84	USD	8,205	12/13	317
S&P 500 E-Mini Index Futures (CME)		867	USD	75,906	12/13	2,628
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						2,945

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$303,670	$—	$—		$303,670	14.3
Consumer Staples	119,609	—	—		119,609	5.6
Energy	225,102	—	—		225,102	10.6
Financial Services	360,208	—	—		360,208	16.9
Health Care	330,361	—	—		330,361	15.5
Materials and Processing	110,317	—	—		110,317	5.2
Producer Durables	216,291	—	—		216,291	10.2
Technology	304,689	—	—		304,689	14.3
Utilities	73,872	—	—		73,872	3.5
Investments in Other Funds	2,161	—	—		2,161	0.1
Short-Term Investments	—	80,234	—		80,234	3.8
Other Securities	—	58,057	—		58,057	2.7
Total Investments	2,046,280	138,291	—		2,184,571	102.7
Other Assets and Liabilities, Net						(2.7)
						100.0
Other Financial Instruments
Futures Contracts	2,945	—	—		2,945	0.1
Total Other Financial Instruments*	$2,945	$—	$—		$2,945

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

22 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$2,945

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$11,018

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$5,017

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 23

Russell Investment Company
Russell U.S. Core Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,798,599
Investments, at fair value(*)(>)	2,184,571
Cash	36
Cash (restricted)(a)	40,192
Receivables:
Dividends and interest	1,904
Dividends from affiliated Russell funds	7
Investments sold	11,097
Fund shares sold	4,040
Prepaid expenses	2
Total assets	2,241,849

Liabilities
Payables:
Due to broker (b)	35,580
Investments purchased	16,943
Fund shares redeemed	1,820
Accrued fees to affiliates	1,286
Other accrued expenses	185
Variation margin on futures contracts	463
Payable upon return of securities loaned	58,057
Total liabilities	114,334

Net Assets	$2,127,515

See accompanying notes which are an integral part of the financial statements.

24 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$974
Accumulated net realized gain (loss)	(51,206)
Unrealized appreciation (depreciation) on:
Investments	385,972
Futures contracts	2,945
Shares of beneficial interest	559
Additional paid-in capital	1,788,271
Net Assets	$2,127,515
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$38.17
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$40.50
Class A — Net assets	$33,491,303
Class A — Shares outstanding ($.01 par value)	877,463
Net asset value per share: Class C(#)	$37.78
Class C — Net assets	$55,104,469
Class C — Shares outstanding ($.01 par value)	1,458,393
Net asset value per share: Class E(#)	$38.17
Class E — Net assets	$19,656,538
Class E — Shares outstanding ($.01 par value)	514,912
Net asset value per share: Class I(#)	$38.10
Class I — Net assets	$579,477,416
Class I — Shares outstanding ($.01 par value)	15,208,426
Net asset value per share: Class S(#)	$38.12
Class S — Net assets	$450,264,932
Class S — Shares outstanding ($.01 par value)	11,811,688
Net asset value per share: Class Y(#)	$38.06
Class Y — Net assets	$989,520,457
Class Y — Shares outstanding ($.01 par value)	25,996,686
Amounts in thousands
(*) Securities on loan included in investments	$57,165
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$138,291
(a) Cash Collateral for Futures	$40,192
(b) Due to Broker for Futures	$35,580
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 25

Russell Investment Company
Russell U.S. Core Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$42,842
Dividends from affiliated Russell funds	82
Securities lending income	174
Total investment income	43,098

Expenses
Advisory fees	11,983
Administrative fees	1,048
Custodian fees	214
Distribution fees - Class A	76
Distribution fees - Class C	392
Transfer agent fees - Class A	61
Transfer agent fees - Class C	105
Transfer agent fees - Class E	43
Transfer agent fees - Class I	690
Transfer agent fees - Class S	879
Transfer agent fees - Class Y	47
Professional fees	97
Registration fees	57
Shareholder servicing fees - Class C	131
Shareholder servicing fees - Class E	54
Trustees’ fees	48
Printing fees	55
Miscellaneous	61
Expenses before reductions	16,041
Expense reductions	(3)
Net expenses	16,038
Net investment income (loss)	27,060

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	326,017
Futures contracts	11,018
Net realized gain (loss)	337,035
Net change in unrealized appreciation (depreciation) on:
Investments	160,449
Futures contracts	5,017
Net change in unrealized appreciation (depreciation)	165,466
Net realized and unrealized gain (loss)	502,501
Net Increase (Decrease) in Net Assets from Operations	$529,561

See accompanying notes which are an integral part of the financial statements.

26 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,060	$34,966
Net realized gain (loss)	337,035	611,044
Net change in unrealized appreciation (depreciation)	165,466	(225,113)
Net increase (decrease) in net assets from operations	529,561	420,897

Distributions
From net investment income
Class A	(275)	(230)
Class C	(137)	(151)
Class E	(198)	(398)
Class I	(7,154)	(8,593)
Class S	(5,099)	(12,323)
Class Y	(14,541)	(14,557)
Net decrease in net assets from distributions	(27,404)	(36,252)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(551,833)	(2,002,539)
Total Net Increase (Decrease) in Net Assets	(49,676)	(1,617,894)

Net Assets
Beginning of period	2,177,191	3,795,085
End of period	$2,127,515	$2,177,191
Undistributed (overdistributed) net investment income included in net assets	$974	$1,309

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 27

Russell Investment Company
Russell U.S. Core Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	135	$4,666	180	$5,152
Proceeds from reinvestment of distributions	8	273	7	218
Payments for shares redeemed	(234)	(7,770)	(298)	(8,554)
Net increase (decrease)	(91)	(2,831)	(111)	(3,184)
Class C
Proceeds from shares sold	182	6,512	149	4,244
Proceeds from reinvestment of distributions	4	136	5	143
Payments for shares redeemed	(501)	(16,847)	(665)	(19,183)
Net increase (decrease)	(315)	(10,199)	(511)	(14,796)
Class E
Proceeds from shares sold	40	1,401	304	8,676
Proceeds from reinvestment of distributions	6	194	13	363
Payments for shares redeemed	(359)	(12,094)	(1,990)	(60,274)
Net increase (decrease)	(313)	(10,499)	(1,673)	(51,235)
Class I
Proceeds from shares sold	1,418	47,467	2,989	85,633
Proceeds from reinvestment of distributions	211	7,035	268	7,698
Payments for shares redeemed	(6,183)	(205,557)	(16,304)	(474,369)
Net increase (decrease)	(4,554)	(151,055)	(13,047)	(381,038)
Class S
Proceeds from shares sold	2,028	68,207	9,552	271,900
Proceeds from reinvestment of distributions	150	5,000	420	11,884
Payments for shares redeemed	(4,920)	(164,502)	(51,252)	(1,501,645)
Net increase (decrease)	(2,742)	(91,295)	(41,280)	(1,217,861)
Class Y
Proceeds from shares sold	1,015	34,181	7,984	236,973
Proceeds from reinvestment of distributions	437	14,541	505	14,557
Payments for shares redeemed	(9,602)	(334,676)	(20,215)	(585,955)
Net increase (decrease)	(8,150)	(285,954)	(11,726)	(334,425)
Total increase (decrease)	(16,165)	$(551,833)	(68,348)	$(2,002,539)

See accompanying notes which are an integral part of the financial statements.

28 Russell U.S. Core Equity Fund

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Russell Investment Company
Russell U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	30.29	.31	7.88	8.19	(.31)
October 31, 2012	27.08	.21	3.23	3.44	(.23)
October 31, 2011	26.05	.17	1.03	1.20	(.17)
October 31, 2010	22.76	.13	3.29	3.42	(.13)
October 31, 2009	20.73	.17	2.05	2.22	(.19)

Class C
October 31, 2013	30.01	.05	7.80	7.85	(.08)
October 31, 2012	26.89	(.01)	3.20	3.19	(.07)
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)
October 31, 2010	22.69	(.05)	3.27	3.22	—(f)
October 31, 2009	20.71	.03	2.01	2.04	(.06)

Class E
October 31, 2013	30.29	.32	7.87	8.19	(.31)
October 31, 2012	27.06	.23	3.21	3.44	(.21)
October 31, 2011	26.02	.20	1.03	1.23	(.19)
October 31, 2010	22.73	.16	3.29	3.45	(.16)
October 31, 2009	20.73	.20	2.01	2.21	(.21)

Class I
October 31, 2013	30.24	.42	7.86	8.28	(.42)
October 31, 2012	27.04	.31	3.22	3.53	(.33)
October 31, 2011	26.01	.27	1.02	1.29	(.26)
October 31, 2010	22.72	.21	3.30	3.51	(.22)
October 31, 2009	20.73	.25	2.00	2.25	(.26)

Class S
October 31, 2013	30.26	.39	7.86	8.25	(.39)
October 31, 2012	27.04	.28	3.23	3.51	(.29)
October 31, 2011	26.01	.24	1.03	1.27	(.24)
October 31, 2010	22.72	.19	3.29	3.48	(.19)
October 31, 2009	20.72	.22	2.01	2.23	(.23)

Class Y
October 31, 2013	30.21	.46	7.85	8.31	(.46)
October 31, 2012	27.02	.33	3.23	3.56	(.37)
October 31, 2011	25.99	.29	1.03	1.32	(.29)
October 31, 2010	22.71	.23	3.29	3.52	(.24)
October 31, 2009	20.71	.25	2.02	2.27	(.27)

See accompanying notes which are an integral part of the financial statements.
30 Russell U.S. Core Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.31)	38.17	27.19	33,491	1.07	1.07	.90	97
(.23)	30.29	12.73	29,349	1.07	1.07	.72	117
(.17)	27.08	4.60	29,238	1.07	1.07	.62	90
(.13)	26.05	15.10	25,461	1.06	1.06	.52	97
(.19)	22.76	10.87	20,849	1.07	1.07	.85	125

(.08)	37.78	26.23	55,105	1.82	1.82	.16	97
(.07)	30.01	11.89	53,222	1.82	1.82	(.02)	117
(.02)	26.89	3.81	61,417	1.82	1.82	(.13)	90
—(f)	25.91	14.24	76,345	1.81	1.81	(.22)	97
(.06)	22.69	9.92	82,018	1.81	1.81	.14	125

(.31)	38.17	27.18	19,657	1.07	1.06	.95	97
(.21)	30.29	12.78	25,075	1.07	1.02	.81	117
(.19)	27.06	4.67	67,675	1.07	.99	.71	90
(.16)	26.02	15.23	88,999	1.06	.95	.63	97
(.21)	22.73	10.84	94,835	1.07	.94	1.01	125

(.42)	38.10	27.59	579,477.74		.74	1.23	97
(.33)	30.24	13.13	597,630.74		.74	1.07	117
(.26)	27.04	4.95	887,294.74		.74	.96	90
(.22)	26.01	15.52	969,214.73		.72	.86	97
(.26)	22.72	11.08	809,999.74		.69	1.27	125

(.39)	38.12	27.51	450,265.82		.82	1.15	97
(.29)	30.26	13.01	440,333.82		.82	.99	117
(.24)	27.04	4.87	1,509,859.82		.82	.87	90
(.19)	26.01	15.40	1,367,750.81		.81	.77	97
(.23)	22.72	10.99	1,418,555.82		.82	1.11	125

(.46)	38.06	27.74	989,520.62		.62	1.35	97
(.37)	30.21	13.24	1,031,582.64		.64	1.16	117
(.29)	27.02	5.06	1,239,602.64		.64	1.05	90
(.24)	25.99	15.57	1,372,658.64		.64	.96	97
(.27)	22.71	11.18	2,048,380.64		.64	1.29	125

See accompanying notes which are an integral part of the financial statements.
Russell U.S. Core Equity Fund 31

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Defensive Equity Fund - Class A‡			Russell U.S. Defensive Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	17.05%		1 Year	24.53%
5 Years	12.30	%§	5 Years	13.89	%§
10 Years	5.36	%§	10 Years	6.24	%§

Russell U.S. Defensive Equity Fund - Class C‡‡			Russell U.S. Defensive Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	23.30%		1 Year	24.78%
5 Years	12.77	%§	5 Years	14.10	%§
10 Years	5.56	%§	10 Years	6.37	%§

Russell U.S. Defensive Equity Fund - Class E			Russell 1000® Defensive Index™ **
	Total			Total
	Return			Return
1 Year	24.23%		1 Year	24.80%
5 Years	13.69	%§	5 Years	14.32	%§
10 Years	6.01	%§	10 Years	7.77	%§

Russell U.S. Defensive Equity Fund - Class I
	Total
	Return
1 Year	24.63%
5 Years	14.00	%§
10 Years	6.29	%§

32 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Defensive Equity Fund (the “Fund”) employs	How did the investment strategies and techniques employed
a multi-manager approach whereby portions of the Fund	by the Fund and its money managers affect its benchmark
are allocated to different money managers. Fund assets not	relative performance?
allocated to money managers are managed by Russell Investment	As of October 31, 2013, the Fund had four money managers, all
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	of which are benchmarked to the Russell 1000® Defensive™
may change the allocation of the Fund’s assets among money	Index. Three of the four managers outperformed the Fund’s
managers at any time. An exemptive order from the Securities	benchmark. Over half of the Fund’s benchmark relative return
and Exchange Commission (“SEC”) permits RIMCo to engage	can be attributed to positive stock selection effects. The Fund
or terminate a money manager at any time, subject to approval	also employs a Russell Top 200® Defensive™ Index strategy that
by the Fund’s Board, without a shareholder vote. Pursuant to the	is managed by RIMCo, which is a replication of the largest tier
terms of the exemptive order, the Fund is required to notify its	stocks within the Russell 1000® Defensive™ Index.
shareholders within 90 days of when a money manager begins
providing services. As of October 31, 2013, the Fund had four	INTECH Investment Management LLC (“INTECH”) outperformed
money managers.	the Fund’s benchmark for the fiscal year. INTECH’s tilt toward medium capitalization stocks was a large tailwind to performance
What is the Fund’s investment objective?	for the period. Overweights to stocks with high forecast growth
The Fund seeks to provide long term capital growth.	and very high price momentum were both rewarded. Nearly half of INTECH’s excess return can be explained by their sizable
How did the Fund perform relative to its benchmark for the	underweight to Exxon Mobil during the year.
fiscal year ended October 31, 2013?
For the fiscal year ended October 31, 2013, the Fund’s Class A,	J.P. Morgan Investment Management, Inc. (“JPMorgan”)
Class C, Class E, Class I, Class S and Class Y Shares gained	outperformed the Fund’s benchmark for the fiscal year. JPMorgan’s
24.18%, 23.30%, 24.23%, 24.63%, 24.53% and 24.78%,	underweight to stocks with high dividend yields was a tailwind
respectively. This is compared to the Fund’s benchmark, the	to performance. Positive stock selection effects within the health
Russell 1000® Defensive™ Index, which gained 24.80% during	care sector (specifically, Celgene Corporation and Biogen Idec
the same period. The Fund’s performance includes operating	Inc.) were a large contributor of excess return for JPMorgan for
expenses, whereas index returns are unmanaged and do not	the fiscal year.
include expenses of any kind.	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
For the fiscal year ended October 31, 2013, the Lipper® Large-	underperformed the Fund’s benchmark for the fiscal year and their
Cap Core Funds Average, a group of funds that Lipper considers	underperformance had the most significant negative effect on the
to have investment strategies similar to those of the Fund, gained	Fund’s benchmark relative returns. Jacobs Levy’s overweight to
27.74%. This result serves as a peer comparison and is expressed	stocks with low valuations, including low price-to-earnings and
net of operating expenses.	low price-to-cash flow, were headwinds to performance during the year. An underweight to the health care sector also detracted
How did the market conditions described in the Market	from excess return. Nearly three-quarters of Jacobs Levy’s
Summary report affect the Fund’s performance?	underperformance can be explained by their holding in Apple
The fiscal year saw relatively strong performance for U.S.	Inc. during the period.
large capitalization equity securities, although dynamic stocks	PanAgora Asset Management, Inc. (“PanAgora”) outperformed
outperformed defensive stocks. Relative to the Russell 1000®	the Fund’s benchmark for the fiscal year. PanAgora’s tilt toward
Defensive Index, the Fund was consistently underweight to the	medium capitalization stocks was a tailwind to performance
highest dividend yielding stocks and overweight to both stocks	over the year. Positive stock selection effects were the largest
with high price momentum and forecast growth. The market	contributor of excess return for PanAgora during the year
environment was favorable to these factors and this positioning	(specifically, an underweight to Exxon Mobil and overweight to
was a driver of benchmark relative return for the Fund.	Biogen Idec, Inc.).
From a sector perspective, the Fund benefited from being	RIMCo manages the portion of the Fund’s assets that RIMCo
underweight to the energy sector as other cyclical sectors	determines not to allocate to the money managers. Assets not
outperformed the market, but the energy sector was a negative	allocated to managers include the Fund’s liquidity reserves and
outlier. The Fund’s underweight to producer durables was a	assets which may be managed directly by RIMCo to modify the
headwind to benchmark relative return as the sector outperformed	Fund’s overall portfolio characteristics to seek to achieve the
compared to all other sectors for the fiscal year.	desired risk/return profile for the Fund.

Russell U.S. Defensive Equity Fund 33

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

RIMCo pursues an investment strategy for the Fund that is a	Money Managers as of October 31,
replication of the Russell Top 200® Defensive™ Index, which	2013	Styles
consists of the largest Russell 1000® Defensive™ Index stocks.
	INTECH Investment Management LLC	Defensive
This strategy is designed to smooth the Fund’s excess return	J.P. Morgan Investment Management, Inc.	Defensive
pattern and it performed in line with expectations. The strategy	Jacobs Levy Equity Management Inc	Defensive
also mitigated some of the lower market capitalization positioning	PanAgora Asset Management Inc	Defensive
in the Fund relative to the Russell 1000® Defensive™ Index.	The views expressed in this report reflect those of the portfolio
The Russell Top 200® Defensive™ benchmark, and therefore	managers only through the end of the period covered by
the strategy, underperformed the Fund’s benchmark during the	the report. These views do not necessarily represent the
fiscal year.	views of RIMCo or any other person in RIMCo or any other
During the period, RIMCo used index futures contracts to	affiliated organization. These views are subject to change
equitize a portion of the Fund’s cash. This was beneficial to Fund	at any time based upon market conditions or other events,
performance for the fiscal year.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or the money	investment advice and, because investment decisions for
manager line-up.	a Russell Investment Company (“RIC”) Fund are based on
There were no changes to the Fund’s structure or money manager	numerous factors, should not be relied on as an indication
line up during the fiscal year.	of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2003.

**	The Russell 1000® Defensive Index™ measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell
1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,076.60	$1,019.81
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$5.60	$5.45

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,072.80	$1,016.08
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$9.46	$9.20
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.81%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,076.70	$1,019.81
	Expenses Paid During Period*	$5.60	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Defensive Equity Fund 35

Russell Investment Company
Russell U.S. Defensive Equity Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,078.60	$1,021.53
Expenses Paid During Period*	$3.82	$3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.73%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,078.10	$1,021.12
Expenses Paid During Period*	$4.24	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,079.30	$1,022.13
Expenses Paid During Period*	$3.20	$3.11

* Expenses are equal to the Fund's annualized expense ratio of 0.61%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

36 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 97.4%			Yum! Brands, Inc.	55,365	3,744
Consumer Discretionary - 12.1%					147,918
Advance Auto Parts, Inc.	48,144	4,775
Amazon.com, Inc.(Æ)	10,560	3,844	Consumer Staples - 13.7%
AMC Networks, Inc. Class A(Æ)	15,860	1,112	Altria Group, Inc.	26,912	1,002
AutoZone, Inc.(Æ)	13,410	5,829	Archer-Daniels-Midland Co.	88,015	3,600
Bed Bath & Beyond, Inc.(Æ)	11,100	858	Campbell Soup Co.	69,400	2,954
Carter's, Inc.	12,900	892	Casey's General Stores, Inc.	7,400	539
CBS Corp. Class B	18,640	1,102	Church & Dwight Co., Inc.	56,300	3,668
Chipotle Mexican Grill, Inc. Class A(Æ)	600	316	Clorox Co. (The)	11,255	1,015
Coach, Inc.	2,100	106	Coca-Cola Co. (The)	553,143	21,888
Comcast Corp. Class A(Æ)	217,398	10,344	Colgate-Palmolive Co.	104,197	6,745
Costco Wholesale Corp.	44,752	5,281	ConAgra Foods, Inc.	13,500	429
Dick's Sporting Goods, Inc.	5,290	281	CVS Caremark Corp.	212,070	13,203
DIRECTV(Æ)	75,258	4,703	Dr Pepper Snapple Group, Inc.	7,260	344
Discovery Communications, Inc. Class A(Æ)	23,400	2,081	Energizer Holdings, Inc.	5,214	511
Dollar General Corp.(Æ)	3,700	214	Flowers Foods, Inc.	13,400	340
Dollar Tree, Inc.(Æ)	57,300	3,346	General Mills, Inc.	223,166	11,252
Domino's Pizza, Inc.	1,500	100	Hershey Co. (The)	73,800	7,324
Estee Lauder Cos., Inc. (The) Class A	75	5	Hormel Foods Corp.	25,500	1,108
Family Dollar Stores, Inc.	2,500	172	Ingredion, Inc.	11,625	764
Foot Locker, Inc.	15,158	526	JM Smucker Co. (The)	24,500	2,725
Gap, Inc. (The)	32,500	1,202	Kellogg Co.	124,404	7,868
Genuine Parts Co.	24,000	1,892	Kimberly-Clark Corp.	60,416	6,525
Hasbro, Inc.	2,400	124	Kroger Co. (The)	224,596	9,622
Home Depot, Inc.	305,932	23,829	Lorillard, Inc.	8,496	433
Jack in the Box, Inc.(Æ)	35,400	1,440	McCormick & Co., Inc.	32,000	2,213
Liberty Media Corp. Class A(Æ)	14,560	2,226	Mead Johnson Nutrition Co. Class A	14,200	1,160
LKQ Corp.(Æ)	1,400	46	Mondelez International, Inc. Class A	210,734	7,089
Lowe's Cos., Inc.	41,540	2,068	Monster Beverage Corp.(Æ)	9,500	544
Marriott International, Inc. Class A	14,610	659	PepsiCo, Inc.	85,029	7,150
Marriott Vacations Worldwide Corp.(Æ)	8,900	446	Philip Morris International, Inc.	196,288	17,493
Mattel, Inc.	43,264	1,920	Procter & Gamble Co. (The)	340,330	27,482
McDonald's Corp.	52,033	5,022	Reynolds American, Inc.	4,665	240
News Corp. Class A	54,101	952	Sysco Corp.	2,009	65
Nike, Inc. Class B	54,766	4,149	Walgreen Co.	24,876	1,474
Nu Skin Enterprises, Inc. Class A	6,477	757			168,769
NVR, Inc.(Æ)	1,370	1,257
Omnicom Group, Inc.	3,900	266	Energy - 7.6%
O'Reilly Automotive, Inc.(Æ)	4,800	594	Chesapeake Energy Corp.	31,020	867
Panera Bread Co. Class A(Æ)	1,200	189	Chevron Corp.	308,042	36,953
PetSmart, Inc.	28,500	2,074	ConocoPhillips	17,515	1,284
Polaris Industries, Inc.	700	92	Diamond Offshore Drilling, Inc.	16,600	1,028
priceline.com, Inc.(Æ)	200	211	Exxon Mobil Corp.	452,404	40,544
Ross Stores, Inc.	76,950	5,952	Hubbell, Inc. Class B(Æ)	19,322	2,078
Scripps Networks Interactive, Inc. Class A	1,300	105	Marathon Oil Corp.	332	12
Starbucks Corp.	36,070	2,923	Marathon Petroleum Corp.	26,266	1,882
Target Corp.	83,589	5,416	Murphy Oil Corp.	15,700	947
Time Warner Cable, Inc.	15,870	1,907	National Oilwell Varco, Inc.	169	14
Time Warner, Inc.	77,533	5,330	Occidental Petroleum Corp.	43,930	4,221
TiVo, Inc.(Æ)	24,200	322	Schlumberger, Ltd.	33,193	3,111
TJX Cos., Inc.	188,366	11,451	Spectra Energy Corp.	13,844	492
Tractor Supply Co.	2,900	207			93,433
VF Corp.	35,466	7,625
Viacom, Inc. Class B	46,451	3,869	Financial Services - 11.7%
Wal-Mart Stores, Inc.	11,884	912	ACE, Ltd.	72,175	6,888
Walt Disney Co. (The)	12,433	853	Aflac, Inc.	20,514	1,333
			Alliance Data Systems Corp.(Æ)	500	119
			Allied World Assurance Co. Holdings AG	41,847	4,532

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 37

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Allstate Corp. (The)	964	51	TD Ameritrade Holding Corp.	5,200	142
American Financial Group, Inc.	24,600	1,384	Thomson Reuters Corp.	4,057	152
American Tower Corp. Class A(ö)	93,688	7,434	Torchmark Corp.	14,500	1,056
Aon PLC	26,980	2,134	Total System Services, Inc.	24,000	716
Arch Capital Group, Ltd.(Æ)	54,700	3,170	Travelers Cos., Inc. (The)	55,478	4,788
Arthur J Gallagher & Co.	20,179	958	US Bancorp	10,594	396
Aspen Insurance Holdings, Ltd.	88,492	3,452	Validus Holdings, Ltd.	16,000	632
Axis Capital Holdings, Ltd.	147,192	6,980	Vantiv, Inc. Class A(Æ)	22,687	624
Bank of Hawaii Corp.	900	52	Ventas, Inc.(ö)	15,150	988
Berkshire Hathaway, Inc. Class B(Æ)	155,834	17,933	Visa, Inc. Class A	63,814	12,550
BlackRock, Inc. Class A	1,753	527	Waddell & Reed Financial, Inc. Class A	5,986	370
BOK Financial Corp.	4,708	288	Wells Fargo & Co.	37,010	1,580
Boston Properties, Inc.(ö)	9,170	949	White Mountains Insurance Group, Ltd.	100	58
Broadridge Financial Solutions, Inc.	3,900	137			143,945
Brown & Brown, Inc.	31,300	999
CBOE Holdings, Inc.	61,089	2,963	Health Care - 17.4%
Chubb Corp. (The)	34,978	3,221	Abbott Laboratories	248,978	9,100
City National Corp.	10,554	761	AbbVie, Inc.	100,223	4,856
Commerce Bancshares, Inc.	25,200	1,159	Actavis PLC(Æ)	4,310	666
Cullen/Frost Bankers, Inc.	36,498	2,584	Alexion Pharmaceuticals, Inc.(Æ)	12,430	1,528
Dun & Bradstreet Corp. (The)	9,300	1,012	Allergan, Inc.	43,236	3,918
Endurance Specialty Holdings, Ltd.	8,500	470	AmerisourceBergen Corp. Class A	74,200	4,847
Equity Lifestyle Properties, Inc. Class A(ö)	24,854	944	Amgen, Inc.	44,411	5,152
Everest Re Group, Ltd.	21,130	3,249	Baxter International, Inc.	103,063	6,789
FactSet Research Systems, Inc.	1,500	163	Becton Dickinson and Co.	54,676	5,748
Federal Realty Investment Trust(ö)	1,324	137	Biogen Idec, Inc.(Æ)	58,019	14,168
Federated Investors, Inc. Class B	2,029	55	Bio-Rad Laboratories, Inc. Class A(Æ)	10,530	1,301
Fidelity National Information Services, Inc.	44,940	2,191	Bristol-Myers Squibb Co.	153,121	8,042
Fiserv, Inc.(Æ)	21,046	2,204	Cardinal Health, Inc.	54,766	3,212
FleetCor Technologies, Inc.(Æ)	1,100	127	CareFusion Corp.(Æ)	62,215	2,412
Fotex Holding SE(Æ)	33,748	1,150	Celgene Corp.(Æ)	83,124	12,343
Franklin Resources, Inc.	58,201	3,135	Cerner Corp.(Æ)	13,760	771
Hanover Insurance Group, Inc. (The)	6,600	386	Cooper Cos., Inc. (The)	2,400	310
HCC Insurance Holdings, Inc.	39,700	1,812	Covance, Inc.(Æ)	4,900	437
Health Care REIT, Inc.(ö)	12,500	811	Covidien PLC	110,297	7,071
ING US, Inc.	32,616	1,012	CR Bard, Inc.	22,500	3,065
IntercontinentalExchange, Inc.(Æ)	4,410	850	DaVita HealthCare Partners, Inc.(Æ)	39,340	2,211
Invesco, Ltd.	32,970	1,113	Eli Lilly & Co.	123,100	6,133
Jack Henry & Associates, Inc.	58,930	3,218	Forest Laboratories, Inc.(Æ)	80,800	3,800
Loews Corp.	13,612	658	Gilead Sciences, Inc.(Æ)	105,112	7,462
M&T Bank Corp.	2,000	225	Henry Schein, Inc.(Æ)	600	67
Markel Corp.(Æ)	200	106	Humana, Inc.	15,890	1,464
Marsh & McLennan Cos., Inc.	27,839	1,275	Intuitive Surgical, Inc.(Æ)	43	16
MasterCard, Inc. Class A	14,096	10,108	Johnson & Johnson	426,996	39,544
MFA Financial, Inc.(ö)	24,000	178	Laboratory Corp. of America Holdings(Æ)	28,500	2,876
NASDAQ OMX Group, Inc. (The)	4,200	149	McKesson Corp.	10,923	1,708
New York Community Bancorp, Inc.	10,916	177	Medtronic, Inc.	51,186	2,938
PartnerRe, Ltd. - ADR	23,509	2,356	Merck & Co., Inc.	186,727	8,419
People's United Financial, Inc.	66,200	955	Molina Healthcare, Inc.(Æ)	4,700	149
ProAssurance Corp.	35,957	1,630	Mylan, Inc.(Æ)	14,605	553
Progressive Corp. (The)	13,900	361	Patterson Cos., Inc.	38,600	1,641
Public Storage(ö)	485	81	Perrigo Co.	300	41
Rayonier, Inc.(ö)	4,100	193	Pfizer, Inc.	571,932	17,547
Reinsurance Group of America, Inc. Class A	12,600	897	Quest Diagnostics, Inc.	4,500	270
RenaissanceRe Holdings, Ltd.	30,570	2,865	Stryker Corp.	47,625	3,518
Selective Insurance Group, Inc.	10,800	284	Teleflex, Inc.	4,000	369
Senior Housing Properties Trust(ö)	13,200	325	Thermo Fisher Scientific, Inc.	87,440	8,550
Signature Bank(Æ)	1,000	102	UnitedHealth Group, Inc.	77,947	5,321
Simon Property Group, Inc.(ö)	4,680	723	Valeant Pharmaceuticals International, Inc.
T Rowe Price Group, Inc.	28,400	2,198	(Æ)	6,030	637

See accompanying notes which are an integral part of the financial statements.

38 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
WellPoint, Inc.	15,300	1,297	Mettler-Toledo International, Inc.(Æ)	6,140	1,519
Zimmer Holdings, Inc.	21,900	1,916	Norfolk Southern Corp.	157	14
		214,183	Northrop Grumman Corp.	22,180	2,385
			Old Dominion Freight Line, Inc.(Æ)	1,900	89
Materials and Processing - 2.3%			Paychex, Inc.	14,900	630
Air Products & Chemicals, Inc.	27,726	3,022	Raytheon Co.	43,702	3,600
Ball Corp.	23,728	1,160	Republic Services, Inc. Class A	7,100	238
Bemis Co., Inc.	64,310	2,566	Rockwell Automation, Inc.	2,767	306
Berry Plastics Group, Inc.(Æ)	57,600	1,157	Snap-on, Inc.	600	62
Brown-Forman Corp. Class B - ADR(Æ)	4,842	353	Stericycle, Inc.(Æ)	16,450	1,911
Commercial Metals Co.	7,816	143	Toro Co. (The)	11,306	666
Compass Minerals International, Inc.	900	67	Towers Watson & Co. Class A	24,770	2,844
Crown Holdings, Inc.(Æ)	68,686	2,995	UniFirst Corp.	500	51
Ecolab, Inc.	1,390	147	Union Pacific Corp.	112,102	16,972
Hexcel Corp.(Æ)	1,100	47	United Parcel Service, Inc. Class B	17,249	1,695
International Flavors & Fragrances, Inc.	26,000	2,149	United Technologies Corp.	139,662	14,839
Mallinckrodt PLC	16,965	713	Wabtec Corp.	18,024	1,175
Monsanto Co.	12,097	1,269	Waste Connections, Inc.	15,300	654
Packaging Corp. of America	55,420	3,452	Waste Management, Inc.	43,899	1,911
PPG Industries, Inc.	13,640	2,490	WW Grainger, Inc.	19,433	5,227
Praxair, Inc.	1,004	125	Zebra Technologies Corp. Class A(Æ)	1,300	63
Precision Castparts Corp.	497	126			114,592
Sherwin-Williams Co. (The)	19,654	3,695
Silgan Holdings, Inc.	18,437	831	Technology - 17.2%
Sonoco Products Co.	7,100	289	Adobe Systems, Inc.(Æ)	69,510	3,767
Valspar Corp.	8,376	586	Altera Corp.	10,852	365
		27,382	Amdocs, Ltd.	72,600	2,791
			Apple, Inc.	37,656	19,670
Producer Durables - 9.3%			Applied Materials, Inc.	44,220	789
3M Co.	4,549	573	Avago Technologies, Ltd. Class A	19,290	876
ABM Industries, Inc.	7,576	208	Broadcom Corp. Class A	14,630	391
Accenture PLC Class A	54,382	3,997	CA, Inc.	48,400	1,537
AGCO Corp.	43,200	2,522	Cisco Systems, Inc.	737,543	16,595
Alliant Techsystems, Inc.	1,100	120	Cognizant Technology Solutions Corp. Class
AO Smith Corp.	28,353	1,464	A(Æ)	21,421	1,862
Automatic Data Processing, Inc.	38,648	2,897	Electronic Arts, Inc.(Æ)	111,500	2,927
Boeing Co. (The)	20,710	2,703	EMC Corp.	5,799	140
CH Robinson Worldwide, Inc.	4,671	279	F5 Networks, Inc.(Æ)	5,005	408
Covanta Holding Corp.	3,700	64	Gartner, Inc.(Æ)	4,600	271
Crane Co.	600	38	Google, Inc. Class A(Æ)	35,104	36,177
CSX Corp.	111,990	2,918	Hewlett-Packard Co.	24,600	599
Danaher Corp.	2,033	147	Intel Corp.	193,108	4,718
Dover Corp.	46,667	4,284	International Business Machines Corp.	117,551	21,066
EMCOR Group, Inc.	7,300	271	Intuit, Inc.	85,322	6,093
Emerson Electric Co.	68,781	4,606	KLA-Tencor Corp.	20,490	1,344
FedEx Corp.	181	24	Lam Research Corp.(Æ)	15,440	837
Flir Systems, Inc.	24,069	685	Leidos Holdings, Inc.	12,519	589
Flowserve Corp.	3,994	277	LSI Corp.	159,400	1,352
Fluor Corp.	20,440	1,517	Maxim Integrated Products, Inc.	9,627	286
General Dynamics Corp.	24,400	2,114	Mentor Graphics Corp.	59,300	1,309
Honeywell International, Inc.	153,341	13,299	Microchip Technology, Inc.	4,122	177
IDEX Corp.	36,600	2,531	Microsoft Corp.	1,112,645	39,332
Illinois Tool Works, Inc.	9,506	749	Motorola Solutions, Inc.	24,500	1,532
Jacobs Engineering Group, Inc.(Æ)	6,500	395	NetApp, Inc.	30,300	1,176
JB Hunt Transport Services, Inc.	33,600	2,521	Oracle Corp.	399,939	13,398
Kirby Corp.(Æ)	500	44	Pegasystems, Inc.	400	15
L-3 Communications Holdings, Inc. Class 3	13,260	1,332	PMC - Sierra, Inc.(Æ)	218,500	1,283
Lexmark International, Inc. Class A	17,900	636	QUALCOMM, Inc.	266,213	18,494
Lockheed Martin Corp.	28,173	3,757	Science Applications International Corp.	5,667	200
MAXIMUS, Inc.	15,879	769	SolarWinds, Inc.(Æ)	3,913	142

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 39

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$
Symantec Corp.	54,660		1,243
Synopsys, Inc.(Æ)	74,200		2,705	Other Assets and Liabilities,
Tech Data Corp.(Æ)	23,200		1,208	Net - 0.2%	2,342
Texas Instruments, Inc.	1,879		79
VMware, Inc. Class A(Æ)	9,900		805	Net Assets - 100.0%	1,229,543
Western Digital Corp.	3,540		246
Workday, Inc. Class A(Æ)	21,000		1,572
Xilinx, Inc.	17,100		777
Yahoo!, Inc.(Æ)	15,395		507
			211,650

Utilities - 6.1%
Ameren Corp.	51,976		1,880
American Electric Power Co., Inc.	62,333		2,920
Aqua America, Inc.	113,400		2,855
AT&T, Inc.	263,158		9,526
Atmos Energy Corp.	1,334		59
CenterPoint Energy, Inc.	7,827		193
CenturyLink, Inc.	8,613		292
CMS Energy Corp.	94,500		2,595
Consolidated Edison, Inc.	4,799		279
Dominion Resources, Inc.	5,235		334
DTE Energy Co.	84,208		5,822
Duke Energy Corp.	8,930		641
Edison International	40,900		2,005
El Paso Electric Co.	12,100		426
Entergy Corp.	2,500		162
Exelon Corp.	168,066		4,797
FirstEnergy Corp.	7,302		277
ITC Holdings Corp.	13,700		1,378
National Fuel Gas Co.	15,990		1,144
NextEra Energy, Inc.	101,205		8,577
NiSource, Inc.	61,140		1,927
PG&E Corp.	9,289		389
Pinnacle West Capital Corp.	35,400		1,983
PPL Corp.	36,205		1,109
Public Service Enterprise Group, Inc.	23,300		781
Questar Corp.	114,911		2,719
Sempra Energy	47,690		4,346
Southern Co.	2,524		103
TECO Energy, Inc.	6,419		110
UGI Corp.	2,700		112
Vectren Corp.	26,500		925
Verizon Communications, Inc.	190,358		9,615
Westar Energy, Inc. Class A	9,980		315
WGL Holdings, Inc.	23,300		1,049
Wisconsin Energy Corp.	9,224		388
Xcel Energy, Inc.	113,710		3,282
			75,315

Total Common Stocks
(cost $1,013,916)			1,197,187

Short-Term Investments - 2.4%
Russell U.S. Cash Management Fund	30,013,653	(8)	30,014
Total Short-Term Investments
(cost $30,014)			30,014
Total Investments 99.8%
(identified cost $1,043,930)			1,227,201

See accompanying notes which are an integral part of the financial statements.

40 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures (CME)		186	USD	16,284	12/13	489
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						489

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$147,918	$—	$—		$147,918	12.1
Consumer Staples	168,769	—	—		168,769	13.7
Energy	93,433	—	—		93,433	7.6
Financial Services	143,945	—	—		143,945	11.7
Health Care	214,183	—	—		214,183	17.4
Materials and Processing	27,382	—	—		27,382	2.3
Producer Durables	114,592	—	—		114,592	9.3
Technology	211,650	—	—		211,650	17.2
Utilities	75,315	—	—		75,315	6.1
Short-Term Investments	—	30,014	—		30,014	2.4
Total Investments	1,197,187	30,014	—		1,227,201	99.8
Other Assets and Liabilities, Net						0.2
						100.0
Other Financial Instruments
Futures Contracts	489	—	—		489	— *
Total Other Financial Instruments**	$489	$—	$—		$489

*      Less than .05% of net assets.
**    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 41

Russell Investment Company
Russell U.S. Defensive Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$489

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$2,800

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$788

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,043,930
Investments, at fair value(>)	1,227,201
Cash (restricted)(a)	1,783
Receivables:
Dividends and interest	1,087
Dividends from affiliated Russell funds	3
Investments sold	11,531
Fund shares sold	701
Prepaid expenses	3
Total assets	1,242,309

Liabilities
Payables:
Investments purchased	10,673
Fund shares redeemed	1,088
Accrued fees to affiliates	753
Other accrued expenses	163
Variation margin on futures contracts	89
Total liabilities	12,766

Net Assets	$1,229,543

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 43

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$566
Accumulated net realized gain (loss)	(349,390)
Unrealized appreciation (depreciation) on:
Investments	183,271
Futures contracts	489
Shares of beneficial interest	307
Additional paid-in capital	1,394,300
Net Assets	$1,229,543
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$40.06
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$42.50
Class A — Net assets	$26,018,915
Class A — Shares outstanding ($.01 par value)	649,457
Net asset value per share: Class C(#)	$39.87
Class C — Net assets	$48,222,438
Class C — Shares outstanding ($.01 par value)	1,209,584
Net asset value per share: Class E(#)	$40.08
Class E — Net assets	$17,139,967
Class E — Shares outstanding ($.01 par value)	427,631
Net asset value per share: Class I(#)	$40.06
Class I — Net assets	$276,369,791
Class I — Shares outstanding ($.01 par value)	6,899,209
Net asset value per share: Class S(#)	$40.11
Class S — Net assets	$275,157,818
Class S — Shares outstanding ($.01 par value)	6,859,709
Net asset value per share: Class Y(#)	$40.06
Class Y — Net assets	$586,633,674
Class Y — Shares outstanding ($.01 par value)	14,644,121
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$30,014
(a) Cash Collateral for Futures	$1,783
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

44 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$27,774
Dividends from affiliated Russell funds	28
Total investment income	27,802

Expenses
Advisory fees	6,707
Administrative fees	586
Custodian fees	99
Distribution fees - Class A	57
Distribution fees - Class C	340
Transfer agent fees - Class A	46
Transfer agent fees - Class C	91
Transfer agent fees - Class E	36
Transfer agent fees - Class I	328
Transfer agent fees - Class S	554
Transfer agent fees - Class Y	26
Professional fees	246
Registration fees	68
Shareholder servicing fees - Class C	113
Shareholder servicing fees - Class E	46
Trustees’ fees	24
Printing fees	64
Miscellaneous	50
Expenses before reductions	9,481
Expense reductions	(2)
Net expenses	9,479
Net investment income (loss)	18,323

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	181,097
Futures contracts	2,800
Net realized gain (loss)	183,897
Net change in unrealized appreciation (depreciation) on:
Investments	66,365
Futures contracts	788
Net change in unrealized appreciation (depreciation)	67,153
Net realized and unrealized gain (loss)	251,050
Net Increase (Decrease) in Net Assets from Operations	$269,373

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 45

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,323	$29,508
Net realized gain (loss)	183,897	436,469
Net change in unrealized appreciation (depreciation)	67,153	(148,972)
Net increase (decrease) in net assets from operations	269,373	317,005

Distributions
From net investment income
Class A	(273)	(186)
Class C	(222)	(111)
Class E	(217)	(392)
Class I	(4,179)	(4,295)
Class S	(4,046)	(11,106)
Class Y	(9,677)	(13,250)
Net decrease in net assets from distributions	(18,614)	(29,340)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(246,318)	(1,914,219)
Total Net Increase (Decrease) in Net Assets	4,441	(1,626,554)

Net Assets
Beginning of period	1,225,102	2,851,656
End of period	$1,229,543	$1,225,102
Undistributed (overdistributed) net investment income included in net assets	$566	$805

See accompanying notes which are an integral part of the financial statements.

46 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	136	$5,139	167	$5,423
Proceeds from reinvestment of distributions	7	263	6	176
Payments for shares redeemed	(167)	(5,917)	(118)	(3,751)
Net increase (decrease)	(24)	(515)	55	1,848
Class C
Proceeds from shares sold	163	6,120	316	10,326
Proceeds from reinvestment of distributions	7	218	3	107
Payments for shares redeemed	(356)	(12,809)	(557)	(17,778)
Net increase (decrease)	(186)	(6,471)	(238)	(7,345)
Class E
Proceeds from shares sold	43	1,579	401	12,488
Proceeds from reinvestment of distributions	6	199	12	367
Payments for shares redeemed	(194)	(7,055)	(1,596)	(52,768)
Net increase (decrease)	(145)	(5,277)	(1,183)	(39,913)
Class I
Proceeds from shares sold	1,146	41,188	1,923	61,907
Proceeds from reinvestment of distributions	114	4,047	129	4,127
Payments for shares redeemed	(2,965)	(106,021)	(6,112)	(195,731)
Net increase (decrease)	(1,705)	(60,786)	(4,060)	(129,697)
Class S
Proceeds from shares sold	1,157	41,821	8,609	272,009
Proceeds from reinvestment of distributions	111	3,913	342	10,803
Payments for shares redeemed	(3,254)	(116,202)	(40,994)	(1,330,252)
Net increase (decrease)	(1,986)	(70,468)	(32,043)	(1,047,440)
Class Y
Proceeds from shares sold	391	13,671	1,040	32,926
Proceeds from reinvestment of distributions	273	9,677	417	13,251
Payments for shares redeemed	(3,446)	(126,149)	(22,882)	(737,849)
Net increase (decrease)	(2,782)	(102,801)	(21,425)	(691,672)
Total increase (decrease)	(6,828)	$(246,318)	(58,894)	$(1,914,219)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 47

Russell Investment Company
Russell U.S. Defensive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	32.65	.43	7.42	7.85	(.44)
October 31, 2012	29.57	.27	3.11	3.38	(.30)
October 31, 2011	26.98	.23	2.59	2.82	(.23)
October 31, 2010	23.94	.23	3.07	3.30	(.26)
October 31, 2009	22.26	.25	1.68	1.93	(.25)

Class C
October 31, 2013	32.50	.16	7.38	7.54	(.17)
October 31, 2012	29.45	.03	3.10	3.13	(.08)
October 31, 2011	26.91	.01	2.58	2.59	(.05)
October 31, 2010	23.89	.04	3.06	3.10	(.08)
October 31, 2009	22.23	.10	1.64	1.74	(.08)

Class E
October 31, 2013	32.66	.44	7.41	7.85	(.43)
October 31, 2012	29.54	.30	3.09	3.39	(.27)
October 31, 2011	26.96	.26	2.57	2.83	(.25)
October 31, 2010	23.92	.26	3.07	3.33	(.29)
October 31, 2009	22.26	.28	1.65	1.93	(.27)

Class I
October 31, 2013	32.65	.55	7.42	7.97	(.56)
October 31, 2012	29.57	.38	3.11	3.49	(.41)
October 31, 2011	26.98	.33	2.58	2.91	(.32)
October 31, 2010	23.95	.32	3.06	3.38	(.35)
October 31, 2009	22.29	.34	1.64	1.98	(.32)

Class S
October 31, 2013	32.69	.53	7.42	7.95	(.53)
October 31, 2012	29.59	.35	3.10	3.45	(.35)
October 31, 2011	27.00	.30	2.59	2.89	(.30)
October 31, 2010	23.96	.30	3.07	3.37	(.33)
October 31, 2009	22.30	.31	1.65	1.96	(.30)

Class Y
October 31, 2013	32.65	.59	7.42	8.01	(.60)
October 31, 2012	29.58	.42	3.10	3.52	(.45)
October 31, 2011	26.99	.36	2.58	2.94	(.35)
October 31, 2010	23.96	.35	3.05	3.40	(.37)
October 31, 2009	22.29	.34	1.66	2.00	(.33)

See accompanying notes which are an integral part of the financial statements.
48 Russell U.S. Defensive Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)(g)	Net Assets(d)	Turnover Rate

(.44)	40.06	24.18	26,019	1.10	1.10	1.17	105
(.30)	32.65	11.47	21,977	1.28	1.28	.85	150
(.23)	29.57	10.47	18,284	1.26	1.26	.77	142
(.26)	26.98	13.87	17,610	1.26	1.26	.88	102
(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115

(.17)	39.87	23.30	48,222	1.85	1.85	.44	105
(.08)	32.50	10.64	45,352	2.03	2.03	.10	150
(.05)	29.45	9.63	48,096	2.01	2.01	.04	142
(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115

(.43)	40.08	24.23	17,140	1.10	1.09	1.21	105
(.27)	32.66	11.47	18,709	1.28	1.23	.93	150
(.25)	29.54	10.55	51,877	1.27	1.19	.89	142
(.29)	26.96	13.99	67,618	1.26	1.15	1.01	102
(.27)	23.92	8.86	79,008	1.31	1.18	1.35	115

(.56)	40.06	24.63	276,370.77		.77	1.52	105
(.41)	32.65	11.83	280,933.95		.95	1.19	150
(.32)	29.57	10.83	374,489.93		.93	1.13	142
(.35)	26.98	14.22	476,481.93		.91	1.26	102
(.32)	23.95	9.12	736,767.98		.93	1.62	115

(.53)	40.11	24.53	275,158.85		.85	1.45	105
(.35)	32.69	11.70	289,196	1.03	1.03	1.10	150
(.30)	29.59	10.74	1,209,861	1.01	1.01	1.02	142
(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115

(.60)	40.06	24.78	586,634.65		.65	1.64	105
(.45)	32.65	11.93	568,935.85		.85	1.31	150
(.35)	29.58	10.94	1,149,049.83		.83	1.21	142
(.37)	26.99	14.30	1,242,933.83		.83	1.35	102
(.33)	23.96	9.21	1,975,524.88		.88	1.63	115

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 49

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Dynamic Equity Fund - Class A‡			Russell U.S. Dynamic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	21.47%		1 Year	29.04%
5 Years	15.95	%§	5 Years	17.62	%§
10 Years	5.47	%§	10 Years	6.35	%§

Russell U.S. Dynamic Equity Fund - Class C			Russell U.S. Dynamic Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	27.90%		1 Year	29.34%
5 Years	16.47	%§	5 Years	17.82	%§
10 Years	5.25	%§	10 Years	6.53	%§

Russell U.S. Dynamic Equity Fund - Class E			Russell 1000® Dynamic Index™ **
	Total			Total
	Return			Return
1 Year	28.75%		1 Year	31.98%
5 Years	17.31	%§	5 Years	17.26	%§
10 Years	6.08	%§	10 Years	7.61	%§

Russell U.S. Dynamic Equity Fund - Class I
	Total
	Return
1 Year	29.28%
5 Years	17.79	%§
10 Years	6.52	%§

50 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Dynamic Equity Fund (the “Fund”) employs	portion of the benefit from being positioned in dynamic stocks
a multi-manager approach whereby portions of the Fund	during this fiscal year in which dynamic stocks led the market
are allocated to different money managers. Fund assets not	upward, the Fund did not fully keep up with the Russell 1000®
allocated to money managers are managed by Russell Investment	Dynamic Index.
Management Company (“RIMCo”), the Fund’s advisor. RIMCo
may change the allocation of the Fund’s assets among money	How did the investment strategies and techniques employed
managers at any time. An exemptive order from the Securities	by the Fund and its money managers affect its benchmark
and Exchange Commission (“SEC”) permits RIMCo to engage	relative performance?
or terminate a money manager at any time, subject to approval	The Fund’s technology stock selection (specifically, Google Inc.)
by the Fund’s Board, without a shareholder vote. Pursuant to the	provided a positive contribution to benchmark relative return,
terms of the exemptive order, the Fund is required to notify its	but an overweight to the technology sector detracted. The Fund’s
shareholders within 90 days of when a money manager begins	stock selection within the financial services sector (specifically,
providing services. As of October 31, 2013, the Fund had four	The Hartford Financial Services Group, Inc.), and its overweight
money managers.	to the air transport industry (specifically, Delta Air Lines, Inc.)
were beneficial. A short position in the Fund (specifically,
What is the Fund’s investment objective?	J.C. Penney Company, Inc.) also had a favorable impact on
The Fund seeks to provide long term capital growth.	benchmark-relative returns. As of October 31, 2013, the Fund

How did the Fund perform relative to its benchmark for the	had four money managers. Two of the four managers employed for
fiscal year ended October 31, 2013?	the entire fiscal year outperformed their respective benchmarks.
For the fiscal year ended October 31, 2013, the Fund’s Class A,	AJO, LP (“AJO”) outperformed the Russell 1000® Dynamic™
Class C, Class E, Class I, Class S and Class Y Shares gained	Index for the fiscal year. AJO’s overweight to stocks with low price-
28.84%, 27.90%, 28.75%, 29.28%, 29.04% and 29.34%,	to-cash flow ratios was beneficial. AJO’s stock selection within the
respectively. This is compared to the Fund’s benchmark, the	producer durables sector (specifically, Alliant Techsystems, Inc)
Russell 1000® Dynamic Index, which gained 31.98% during	was a driver of excess return, but its overweight to the technology
the same period. The Fund’s performance includes operating	sector was negative. AJO shorted J.C. Penney Company stock,
expenses, whereas index returns are unmanaged and do not	and this short position was beneficial to returns.
include expenses of any kind.	Cornerstone Capital Management, LLC (“Cornerstone”) did
For the fiscal year ended October 31, 2013, the Lipper® Multi-	not keep up with the Russell 1000® Dynamic™ benchmark
Cap Core Equity Funds Average, a group of funds that Lipper	for the fiscal year. Cornerstone’s overweight to stocks with low
considers to have investment strategies similar to those of the	leverage (low debt/capital ratios) was a detractor. Additionally,
Fund, gained 29.48%. This result serves as a peer comparison	Cornerstone’s emphasis of stocks with above-index valuations was
and is expressed net of operating expenses.	detrimental for the fiscal year. Stock selection within the consumer discretionary sector (specifically, Dollar General Corporation and
RIMCo may assign a money manager a specific style or	VF Corporation) was negative. An overweight to the technology
capitalization benchmark other that the Fund’s index. However,	sector and stock selection within it (specifically, Qualcomm
the Fund’s primary index remains the benchmark for the Fund	Incorporated) detracted from benchmark-relative returns.
and is representative of the aggregate of each money manager’s
benchmark index.	Schneider Capital Management Corporation (“Schneider”)
underperformed the Russell 1000® Value Index for the fiscal
How did the market conditions described in the Market	year. Schneider’s overweight to the financial services sector
Summary report affect the Fund’s performance?	and favorable stock selection within it (specifically, Genworth
This was a fiscal year in which the U.S. large equity capitalization	Financial, Inc. and Bank of America Corporation) had a positive
market produced substantial positive returns. During the year,	impact on its benchmark-relative performance. An overweight
market participants became more convinced that the economic	to the energy sector (including the coal industry) detracted.
recovery would persist and this shift toward more optimism helped	Schneider’s overweight to the homebuilding industry also
dynamic stocks outperform the broad market as the category	detracted.
produced higher returns than defensive stocks.	Suffolk Capital Management, LLC (“Suffolk”) outperformed the
The Fund’s benchmark-relative overweight to stocks with low	Russell 1000® Dynamic™ Index for the fiscal year. Suffolk’s
price-to-book ratios was beneficial. However, overweights to	stock selection within the financial services sector (specifically,
the coal, homebuilding, and copper industries detracted from	The Hartford Financial Services Group, Inc) contributed to
benchmark-relative returns. As a result, despite capturing a	excess return. An overweight to the technology sector detracted,

Russell U.S. Dynamic Equity Fund 51

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

but an underweight to the utilities sector (in which Suffolk had	Money Managers as of October 31,
zero holdings) was beneficial.	2013	Styles
RIMCo manages the portion of the Fund’s assets that RIMCo	AJO, LP	Dynamic
determines not to allocate to the money managers. Assets not	Cornerstone Capital Management, Inc.	Dynamic
allocated to managers include the Fund’s liquidity reserves and	Schneider Capital Management, Inc.	Value
assets which may be managed directly by RIMCo to modify the	Suffolk Capital Management, LLC	Dynamic
Fund’s overall portfolio characteristics to seek to achieve the	The views expressed in this report reflect those of the
desired risk/return profile for the Fund.	portfolio managers only through the end of the period
covered by the report. These views do not necessarily
During the period, RIMCo used index futures contracts to equitize	represent the views of (RIMCo), or any other person in
the money manager’s cash. The decision to equitize manager cash	RIMCo or any other affiliated organization. These views are
was beneficial to Fund performance for the fiscal year.	subject to change at any time based upon market conditions
Describe any changes to the Fund’s structure or the money	or other events, and RIMCo disclaims any responsibility to
manager line-up.	update the views contained herein. These views should not
There were no changes to the Fund’s structure or money manager	be relied on as investment advice and, because investment
line up during the fiscal year.	decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2003.

**	The Russell 1000® Dynamic Index™ measures the performance of the large-cap dynamic segment of the U.S. equity universe. It includes those Russell 1000
Index companies with relatively less stable business conditions which are more sensitive to economic cycles, credit cycles and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

‡	The Fund first issued Class A Shares on August 15, 2012. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares.
The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on August 15, 2012. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class I Shares.
Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

52 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,151.10	$1,017.54
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$8.24	$7.73

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.52%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,147.20	$1,013.76
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$12.29	$11.52
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.27%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,150.70	$1,017.54
	Expenses Paid During Period*	$8.24	$7.73

* Expenses are equal to the Fund's annualized expense ratio of 1.52%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Dynamic Equity Fund 53

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,152.80	$1,019.46
Expenses Paid During Period*	$6.19	$5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,152.00	$1,018.80
Expenses Paid During Period*	$6.89	$6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.27%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,152.70	$1,019.81
Expenses Paid During Period*	$5.81	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

54 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 100.3%			Baker Hughes, Inc.	59,100	3,433
			Cameron International Corp.(Æ)	44,493	2,441
Consumer Discretionary - 19.9%			Chesapeake Energy Corp.(Ñ)	279,880	7,825
Bed Bath & Beyond, Inc.(Æ)	38,700	2,992	Cobalt International Energy, Inc.(Æ)	186,658	4,332
Best Buy Co., Inc.(Û)	113,371	4,852	ConocoPhillips(Û)	43,700	3,203
Carnival Corp.	75,015	2,599	CONSOL Energy, Inc.	43,655	1,593
CBS Corp. Class B	84,100	4,974	Devon Energy Corp.	45,340	2,866
Comcast Corp. Class A(Æ)	148,183	7,051	Diamond Offshore Drilling, Inc.(Û)	41,400	2,564
Deckers Outdoor Corp.(Æ)	24,000	1,652	EOG Resources, Inc.	15,800	2,819
Delphi Automotive PLC	55,800	3,192	Halliburton Co.(Û)	81,800	4,338
Diageo PLC - ADR	59,604	7,605	Hess Corp.	15,600	1,267
Dick's Sporting Goods, Inc.	90,864	4,835	Marathon Oil Corp.(Û)	91,900	3,240
eBay, Inc.(Æ)	132,050	6,960	Murphy Oil Corp.(Û)	46,900	2,829
Ford Motor Co.(Û)	263,700	4,512	Occidental Petroleum Corp.	8,400	807
GameStop Corp. Class A(Û)	59,000	3,234	Oceaneering International, Inc.	18,300	1,572
Gap, Inc. (The)(Û)	71,600	2,649	Peabody Energy Corp.	194,155	3,782
General Motors Co.(Æ)	77,600	2,867	Pioneer Natural Resources Co.	18,400	3,768
Goodyear Tire & Rubber Co. (The)	132,200	2,774	RPC, Inc.	74,800	1,372
H&R Block, Inc.	35,300	1,004	Schlumberger, Ltd.	130,757	12,255
Hertz Global Holdings, Inc.(Æ)	158,500	3,639	SM Energy Co.	36,500	3,234
Jarden Corp.(Æ)(Û)	56,000	3,100	Weatherford International, Ltd.(Æ)	166,515	2,738
Las Vegas Sands Corp.	68,400	4,803	Whiting Petroleum Corp.(Æ)	26,600	1,779
Lear Corp.(Û)	39,200	3,034	WPX Energy, Inc.(Æ)	114,535	2,536
Lennar Corp. Class A(Ñ)	62,740	2,230
LG Display Co., Ltd. - ADR(Ñ)	57,360	671			81,077
Lowe's Cos., Inc.(Û)	34,300	1,707
Macy's, Inc.(Û)	72,500	3,343	Financial Services - 23.7%
Marriott International, Inc. Class A	65,625	2,958	ACE, Ltd.	3,155	301
McGraw Hill Financial, Inc.	22,700	1,582	Affiliated Managers Group, Inc.(Æ)	21,622	4,269
Meritage Homes Corp.(Æ)	13,435	610	Allstate Corp. (The)(Û)	200,355	10,631
Netflix, Inc.(Æ)	5,200	1,677	American International Group, Inc.(Û)	222,180	11,476
Nike, Inc. Class B	48,900	3,705	Ameriprise Financial, Inc.(Û)	33,900	3,408
Nu Skin Enterprises, Inc. Class A	25,500	2,982	Assurant, Inc.(Û)	51,900	3,035
NVR, Inc.(Æ)	453	416	Assured Guaranty, Ltd.	90,070	1,846
Orient-Express Hotels, Ltd. Class A(Æ)	45,065	600	Axis Capital Holdings, Ltd.	32,600	1,546
Polaris Industries, Inc.	16,300	2,135	Bank of America Corp.(Û)	711,214	9,929
PulteGroup, Inc.	203,409	3,590	Camden Property Trust(ö)	54,117	3,474
PVH Corp.	59,164	7,370	Capital One Financial Corp.	25,300	1,737
Ralph Lauren Corp. Class A	25,226	4,178	CBL & Associates Properties, Inc.(ö)	73,400	1,454
Starbucks Corp.	43,767	3,547	CBRE Group, Inc. Class A(Æ)	119,400	2,774
Starz(Æ)	70,100	2,114	Citigroup, Inc.	180,185	8,789
Taylor Morrison Home Corp. Class A(Æ)	10,260	228	CME Group, Inc. Class A	89,110	6,613
Time Warner, Inc.	56,900	3,911	Discover Financial Services(Û)	66,100	3,429
TJX Cos., Inc.	59,430	3,613	Endurance Specialty Holdings, Ltd.	77,630	4,292
Toll Brothers, Inc.(Æ)	114,400	3,761	Equity Lifestyle Properties, Inc. Class A(ö)	36,800	1,398
Visteon Corp.(Æ)	15,400	1,187	Fifth Third Bancorp(Û)	165,700	3,153
Whirlpool Corp.(Û)	21,700	3,168	First Niagara Financial Group, Inc.	113,300	1,250
		139,611	First Republic Bank	111,314	5,685
			Genworth Financial, Inc. Class A(Æ)	19,790	288
			Hanover Insurance Group, Inc. (The)	49,400	2,892
Consumer Staples - 1.9%			Hartford Financial Services Group, Inc.	274,690	9,257
Constellation Brands, Inc. Class A(Æ)	63,600	4,153	Hospitality Properties Trust(ö)	51,500	1,513
Kroger Co. (The)(Û)	78,800	3,376	Huntington Bancshares, Inc.(Û)	458,140	4,032
Lorillard, Inc.	6,400	326	JPMorgan Chase & Co.	146,380	7,544
Philip Morris International, Inc.	42,901	3,823	KeyCorp(Û)	335,450	4,203
Tyson Foods, Inc. Class A	67,100	1,857	Lincoln National Corp.	16,200	736
		13,535	MasterCard, Inc. Class A	5,350	3,837
			Morgan Stanley	262,506	7,542
Energy - 11.6%			Old Republic International Corp.	46,900	787
Anadarko Petroleum Corp.	14,839	1,414	PNC Financial Services Group, Inc. (The)	9,200	677
Arch Coal, Inc.(Ñ)	724,010	3,070	Prudential Financial, Inc.	57,900	4,713

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 55

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Regions Financial Corp.	404,263	3,893	Fluor Corp.(Û)	100,090	7,429
SLM Corp.	124,000	3,146	Huntington Ingalls Industries, Inc.(Û)	40,700	2,912
SunTrust Banks, Inc.	279,525	9,403	ITT Corp.(Û)	81,500	3,238
SVB Financial Group(Æ)	8,200	785	Joy Global, Inc.(Ñ)	76,963	4,368
Unum Group	62,100	1,971	Lexmark International, Inc. Class A	81,100	2,883
Waddell & Reed Financial, Inc. Class A	51,600	3,186	Magna International, Inc. Class A	14,055	1,190
Wells Fargo & Co.(Û)	48,000	2,049	Manpowergroup, Inc.	29,300	2,288
WR Berkley Corp.	15,330	673	Navistar International Corp.(Æ)(Ñ)	44,260	1,600
XL Group PLC Class A	17,800	544	Northrop Grumman Corp.(Û)	28,200	3,032
Zillow, Inc. Class A(Æ)(Ñ)	22,541	1,795	Old Dominion Freight Line, Inc.(Æ)	11,200	525
		165,955	Oshkosh Corp.(Æ)	56,100	2,670
			Pentair, Ltd.	52,600	3,529
Health Care - 9.8%			Southwest Airlines Co.	191,800	3,303
Amgen, Inc.(Û)	30,500	3,538	Stanley Black & Decker, Inc.	34,600	2,736
Biogen Idec, Inc.(Æ)(Û)	12,600	3,077	Terex Corp.(Æ)	116,100	4,058
Brookdale Senior Living, Inc. Class A(Æ)	83,100	2,250	United Rentals, Inc.(Æ)	88,844	5,738
Catamaran Corp.(Æ)	124,162	5,831	URS Corp.(Û)	51,200	2,776
Celgene Corp.(Æ)(Û)	25,300	3,757	US Airways Group, Inc.(Æ)(Ñ)	21,010	462
Cigna Corp.(Û)	41,600	3,202	Xylem, Inc.	115,100	3,971
Cubist Pharmaceuticals, Inc.(Æ)	12,700	787			83,865
Edwards Lifesciences Corp.(Æ)	80,206	5,229
Hill-Rom Holdings, Inc.	13,400	553	Technology - 14.5%
Hologic, Inc.(Æ)	190,191	4,258	Adobe Systems, Inc.(Æ)	81,600	4,423
Humana, Inc.(Û)	35,100	3,234	Altera Corp.	223,158	7,498
McKesson Corp.(Û)	20,300	3,174	Apple, Inc.(Û)	23,100	12,066
Medtronic, Inc.	83,400	4,787	Arrow Electronics, Inc.(Æ)	57,000	2,737
Mylan, Inc.(Æ)	118,300	4,480	Avago Technologies, Ltd. Class A	89,100	4,048
Myriad Genetics, Inc.(Æ)(Û)	96,400	2,350	Avnet, Inc.	67,700	2,688
Omnicare, Inc.	31,400	1,732	AVX Corp.	19,100	253
Thermo Fisher Scientific, Inc.(Ñ)	47,500	4,645	Brocade Communications Systems, Inc.(Æ)	129,400	1,038
United Therapeutics Corp.(Æ)(Û)	35,300	3,125	Cisco Systems, Inc.	161,150	3,626
Valeant Pharmaceuticals International, Inc.			Citrix Systems, Inc.(Æ)	72,246	4,102
(Æ)	45,300	4,789	Dolby Laboratories, Inc. Class A	18,200	650
Vertex Pharmaceuticals, Inc.(Æ)	49,200	3,510	Facebook, Inc. Class A(Æ)	53,000	2,664
WellPoint, Inc.	8,300	704	Google, Inc. Class A(Æ)	11,183	11,525
		69,012	IAC/InterActiveCorp	50,800	2,712
			Ingram Micro, Inc. Class A(Æ)	123,300	2,857
Materials and Processing - 5.5%			Lam Research Corp.(Æ)	57,100	3,097
Alcoa, Inc.(Ñ)	184,755	1,713	Lambda TD Software, Inc.(Æ)(Û)	189,000	3,117
CF Industries Holdings, Inc.(Û)	5,100	1,100	LinkedIn Corp. Class A(Æ)	7,655	1,712
Cliffs Natural Resources, Inc.	61,000	1,566	LSI Corp.	222,700	1,889
Domtar Corp.	34,700	2,939	Marvell Technology Group, Ltd.(Û)	253,600	3,043
Dow Chemical Co. (The)	112,900	4,456	Oracle Corp.	106,400	3,564
Freeport-McMoRan Copper & Gold, Inc.	226,057	8,310	QUALCOMM, Inc.	90,965	6,319
Huntsman Corp.	208,700	4,846	Salesforce.com, Inc.(Æ)	124,197	6,627
LyondellBasell Industries NV Class A(Û)	42,100	3,141	SanDisk Corp.(Û)	47,000	3,267
Packaging Corp. of America(Û)	47,900	2,983	Synopsys, Inc.(Æ)	25,600	933
Precision Castparts Corp.	19,600	4,968	Vishay Intertechnology, Inc.(Æ)	185,500	2,276
Rock Tenn Co. Class A	26,200	2,804	Western Digital Corp.	44,700	3,112
		38,826			101,843

Producer Durables - 12.0%			Utilities - 1.4%
AECOM Technology Corp.(Æ)	59,100	1,878	AES Corp.(Û)	217,900	3,070
Aegean Marine Petroleum Network, Inc.(Ñ)	66,987	658	Edison International	15,000	736
Alliant Techsystems, Inc.(Û)	28,500	3,103	FirstEnergy Corp.	2,970	113
Boeing Co. (The)	45,610	5,952	NRG Energy, Inc.	12,489	356
Delta Air Lines, Inc.	201,100	5,305	Telephone & Data Systems, Inc.	63,500	1,980
Eaton Corp. PLC	54,500	3,846
FedEx Corp.	33,700	4,415

See accompanying notes which are an integral part of the financial statements.

56 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Verizon Communications, Inc.(Û)	69,400	3,505	NetSuite, Inc.(Æ)	(21,600)	(2,179)
		9,760	Nuance Communications, Inc.(Æ)	(36,300)	(565)
			Stratasys, Ltd.(Æ)	(18,400)	(2,083)
Total Common Stocks					(7,023)
(cost $595,953)		703,484
Investments in Other Funds - 0.2%			Total Securities Sold Short
			(proceeds $37,004)		(37,189)
Financial Services - 0.2%			Other Assets and Liabilities,
iShares Russell 1000 Value ETF	19,750	1,777	Net - (2.9%)		(20,191)
Total Investments in Other Funds
(cost $1,706)		1,777	Net Assets - 100.0%		701,624
Short-Term Investments - 4.2%
Russell U.S. Cash Management Fund	29,235,743 (8)	29,236
Total Short-Term Investments
(cost $29,236)		29,236
Other Securities - 3.5%
Russell U.S. Cash Collateral Fund(×)	24,507,319 (8)	24,507
Total Other Securities
(cost $24,507)		24,507
Total Investments 108.2%
(identified cost $651,402)		759,004
Securities Sold Short - (5.3)%
Consumer Discretionary - (0.8)%
Burger King Worldwide, Inc.	(90,500)	(1,917)
Choice Hotels International, Inc.	(27,400)	(1,277)
JC Penney Co., Inc.(Æ)	(107,000)	(802)
Toll Brothers, Inc.(Æ)	(33,700)	(1,108)
Weight Watchers International, Inc.	(17,500)	(562)
		(5,666)
Energy - (0.9)%
Cheniere Energy, Inc.(Æ)	(78,600)	(3,128)
Golar LNG, Ltd.(Æ)	(29,900)	(1,110)
Gulfport Energy Corp.(Æ)	(34,900)	(2,049)
		(6,287)
Financial Services - (0.9)%
Plum Creek Timber Co., Inc.(ö)	(50,000)	(2,270)
St. Joe Co. (The)(Æ)	(136,800)	(2,554)
Thomson Reuters Corp.	(40,000)	(1,503)
		(6,327)
Health Care - (0.8)%
Allscripts Healthcare Solutions, Inc.(Æ)	(61,800)	(855)
Brookdale Senior Living, Inc. Class A(Æ)	(107,700)	(2,916)
Theravance, Inc.(Æ)	(53,600)	(1,964)
		(5,735)
Materials and Processing - (0.4)%
Vulcan Materials Co.	(51,800)	(2,774)

Producer Durables - (0.5)%
Covanta Holding Corp.	(84,800)	(1,456)
Iron Mountain, Inc.	(72,400)	(1,921)
		(3,377)
Technology - (1.0)%
Equinix, Inc.(Æ)	(13,600)	(2,196)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 57

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Russell 1000 Value Index Futures			151	USD	13,309	12/13	362
S&P 500 E-Mini Index Futures (CME)			160	USD	14,008	12/13	398
S&P E-Mini Technology Select Sector Index Futures (CME)			102	USD	3,424	12/13	130
S&P E-Mini Utilities Select Sector Index Futures (CME)			89	USD	3,462	12/13	125
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,015

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2		Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$139,611	$—		$—		$139,611	19.9
Consumer Staples	13,535	—		—		13,535	1.9
Energy	81,077	—		—		81,077	11.6
Financial Services	165,955	—		—		165,955	23.7
Health Care	69,012	—		—		69,012	9.8
Materials and Processing	38,826	—		—		38,826	5.5
Producer Durables	83,865	—		—		83,865	12.0
Technology	101,843	—		—		101,843	14.5
Utilities	9,760	—		—		9,760	1.4
Investments in Other Funds	1,777	—		—		1,777	0.2
Short-Term Investments	—	29,236		—		29,236	4.2
Other Securities	—	24,507		—		24,507	3.5
Total Investments	705,261	53,743		—		759,004	108.2
Securities Sold Short**	(37,189)	—		—		(37,189)	(5.3)
Other Assets and Liabilities, Net							(2.9)
							100.0
Other Financial Instruments
Futures Contracts	1,015	—		—		1,015	0.1
Total Other Financial Instruments*	$1,015	$—		$—		$1,015

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

**    Refer to Schedule of Investments for detailed sector breakout.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

58 Russell U.S. Dynamic Equity Fund

Russell Investment Company Russell U.S. Dynamic Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$1,015

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$4,056

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$2,143

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 59

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$651,402
Investments, at fair value(*)(>)	759,004
Cash (restricted)(a)	1,505
Receivables:
Dividends and interest	393
Dividends from affiliated Russell funds	2
Investments sold	32,203
Fund shares sold	285
Total assets	793,392

Liabilities
Payables:
Investments purchased	28,595
Fund shares redeemed	636
Accrued fees to affiliates	540
Other accrued expenses	153
Variation margin on futures contracts	148
Securities sold short, at fair value(‡)	37,189
Payable upon return of securities loaned	24,507
Total liabilities	91,768

Net Assets	$701,624

See accompanying notes which are an integral part of the financial statements.

60 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$23
Accumulated net realized gain (loss)	73,037
Unrealized appreciation (depreciation) on:
Investments	107,602
Futures contracts	1,015
Securities sold short	(185)
Shares of beneficial interest	560
Additional paid-in capital	519,572
Net Assets	$701,624
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.08
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.82
Class A — Net assets	$1,088,806
Class A — Shares outstanding ($.01 par value)	90,148
Net asset value per share: Class C(#)	$10.90
Class C — Net assets	$9,380,360
Class C — Shares outstanding ($.01 par value)	860,212
Net asset value per share: Class E(#)	$12.10
Class E — Net assets	$2,958,786
Class E — Shares outstanding ($.01 par value)	244,502
Net asset value per share: Class I(#)	$12.60
Class I — Net assets	$28,264,608
Class I — Shares outstanding ($.01 par value)	2,243,562
Net asset value per share: Class S(#)	$12.45
Class S — Net assets	$72,332,221
Class S — Shares outstanding ($.01 par value)	5,810,070
Net asset value per share: Class Y(#)	$12.56
Class Y — Net assets	$587,599,412
Class Y — Shares outstanding ($.01 par value)	46,777,957
Amounts in thousands
(*) Securities on loan included in investments	$23,805
(‡) Proceeds on securities sold short	$37,004
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$53,743
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$1,505
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 61

Russell Investment Company Russell U.S. Dynamic Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$10,982
Dividends from affiliated Russell funds	30
Securities lending income	81
Total investment income	11,093

Expenses
Advisory fees	5,492
Administrative fees	330
Custodian fees	133
Distribution fees - Class A	1
Distribution fees - Class C	45
Transfer agent fees - Class A	1
Transfer agent fees - Class C	12
Transfer agent fees - Class E	5
Transfer agent fees - Class I	26
Transfer agent fees - Class S	149
Transfer agent fees - Class Y	26
Professional fees	113
Registration fees	63
Shareholder servicing fees - Class C	15
Shareholder servicing fees - Class E	7
Trustees’ fees	21
Printing fees	53
Dividends from securities sold short	360
Interest expense paid on securities sold short	646
Miscellaneous	20
Expenses before reductions	7,518
Expense reductions	(11)
Net expenses	7,507
Net investment income (loss)	3,586

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	81,950
Futures contracts	4,056
Securities sold short	(10,687)
Net realized gain (loss)	75,319
Net change in unrealized appreciation (depreciation) on:
Investments	96,195
Futures contracts	2,143
Securities sold short	(185)
Net change in unrealized appreciation (depreciation)	98,153
Net realized and unrealized gain (loss)	173,472
Net Increase (Decrease) in Net Assets from Operations	$177,058

See accompanying notes which are an integral part of the financial statements.

62 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,586	$1,111
Net realized gain (loss)	75,319	18,913
Net change in unrealized appreciation (depreciation)	98,153	907
Net increase (decrease) in net assets from operations	177,058	20,931

Distributions
From net investment income
Class A	(1)	(—**)
Class E	(3)	(—)
Class I	(97)	(16)
Class S	(245)	(22)
Class Y	(3,494)	(900)
Net decrease in net assets from distributions	(3,840)	(938)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(114,970)	559,491
Fund Reimbursements	—	56
Total Net Increase (Decrease) in Net Assets	58,248	579,540

Net Assets
Beginning of period	643,376	63,836
End of period	$701,624	$643,376
Undistributed (overdistributed) net investment income included in net assets	$23	$171
** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 63

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	91	$1,021	22	$205
Proceeds from reinvestment of distributions	—	1	—	—
Payments for shares redeemed	(23)	(244)	—	—
Net increase (decrease)	68	778	22	205
Class C
Proceeds from shares sold	403	4,126	85	706
Payments for shares redeemed	(174)	(1,643)	(159)	(1,275)
Net increase (decrease)	229	2,483	(74)	(569)
Class E
Proceeds from shares sold	17	186	160	1,378
Proceeds from reinvestment of distributions	1	3	—	—
Payments for shares redeemed	(33)	(350)	(372)	(3,200)
Net increase (decrease)	(15)	(161)	(212)	(1,822)
Class I
Proceeds from shares sold	1,142	12,545	852	8,147
Proceeds from reinvestment of distributions	8	93	1	15
Payments for shares redeemed	(805)	(8,513)	(2,081)	(19,458)
Net increase (decrease)	345	4,125	(1,228)	(11,296)
Class S
Proceeds from shares sold	4,379	46,182	4,945	47,393
Proceeds from reinvestment of distributions	15	162	2	16
Payments for shares redeemed	(4,054)	(45,590)	(2,760)	(25,576)
Net increase (decrease)	340	754	2,187	21,833
Class Y
Proceeds from shares sold	1,394	14,718	59,470	568,628
Proceeds from reinvestment of distributions	329	3,494	91	899
Payments for shares redeemed	(12,651)	(141,161)	(1,855)	(18,387)
Net increase (decrease)	(10,928)	(122,949)	57,706	551,140
Total increase (decrease)	(9,961)	$(114,970)	58,401	$559,491

(1) For the period August 16, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

64 Russell U.S. Dynamic Equity Fund

(This page intentionally left blank)

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	9.40	—(f)	2.71	2.71	(.03)
October 31, 2012(6)	9.20	.01	.20	.21	(.01)

Class C
October 31, 2013	8.53	(.07)	2.44	2.37	—
October 31, 2012	7.56	(.06)	1.03	.97	—
October 31, 2011	6.97	(.07)	.66	.59	—
October 31, 2010	5.96	(.07)	1.08	1.01	—
October 31, 2009	5.09	(.04)	.91	.87	—

Class E
October 31, 2013	9.41	.01	2.69	2.70	(.01)
October 31, 2012	8.27	—(f)	1.14	1.14	—
October 31, 2011	7.58	(.02)	.71	.69	—
October 31, 2010	6.43	(.02)	1.17	1.15	—
October 31, 2009	5.46	—(f)	.98	.98	(.01)

Class I
October 31, 2013	9.79	.05	2.81	2.86	(.05)
October 31, 2012	8.56	.03	1.21	1.24	(.01)
October 31, 2011	7.83	.01	.72	.73	—
October 31, 2010	6.62	—(f)	1.22	1.22	(.01)
October 31, 2009	5.63	.02	1.00	1.02	(.03)

Class S
October 31, 2013	9.68	.04	2.76	2.80	(.03)
October 31, 2012	8.48	.03	1.17	1.20	—(f)
October 31, 2011	7.76	—(f)	.72	.72	—
October 31, 2010	6.56	(.01)	1.21	1.20	—(f)
October 31, 2009	5.57	.01	1.00	1.01	(.02)

Class Y
October 31, 2013	9.77	.06	2.80	2.86	(.07)
October 31, 2012(6)	9.56	.02	.21	.23	(.02)

See accompanying notes which are an integral part of the financial statements.

66 Russell U.S. Dynamic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)

(.03)	12.08	28.84	1,089	1.51	1.51	—(i)	142
(.01)	9.40	2.30	206	1.36	1.35	.31	120

—	10.90	27.90	9,380	2.26	2.26	(.68)	142
—	8.53	12.83	5,386	2.28	2.07	(.72)	120
—	7.56	8.18	5,335	2.29	2.05	(.97)	142
—	6.97	16.95	5,456	2.24	2.05	(1.08)	111
—	5.96	17.09	5,770	2.18	2.11	(.76)	118

(.01)	12.10	28.75	2,959	1.51	1.51	.10	142
—	9.41	13.78	2,443	1.55	1.32	(.01)	120
—	8.27	8.97	3,906	1.54	1.30	(.22)	142
—	7.58	17.88	5,795	1.49	1.30	(.34)	111
(.01)	6.43	17.90	5,381	1.43	1.36	(.02)	118

(.05)	12.60	29.28	28,265	1.18	1.13	.41	142
(.01	9.79	14.34	18,586	1.21	.94	.38	120
—	8.56	9.45	26,748	1.19	.92	.10	142
(.01)	7.83	18.44	46,926	1.16	.92	.05	111
(.03)	6.62	18.34	49,355	1.11	.98	.38	118

(.03)	12.45	29.04	72,332	1.26	1.26	.35	142
—(f)	9.68	14.20	52,928	1.26	1.07	.29	120
—	8.48	9.28	27,847	1.29	1.05	.02	142
—(f)	7.76	18.30	31,701	1.24	1.05	(.09)	111
(.02)	6.56	18.15	33,974	1.19	1.11	.25	118

(.07)	12.56	29.34	587,599	1.06	1.06	.56	142
(.02)	9.77	2.36	563,827.91		.91	.80	120

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 67

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Strategic Equity Fund - Class A			Russell U.S. Strategic Equity Fund - Class S
	Total Return			Total Return
1 Year	19.81%		1 Year	27.51%
Inception*	17.12	%§	Inception*	23.17	%§

Russell U.S. Strategic Equity Fund - Class C			Russell 1000® Index **
	Total Return			Total Return
1 Year	26.27%		1 Year	28.40%
Inception*	22.02	%§	Inception*	24.55	%§

Russell U.S. Strategic Equity Fund - Class E
	Total Return
1 Year	27.19%
Inception*	22.93	%§

68 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Strategic Equity Fund (the “Fund”) employs	the sectors that are traditionally considered to be “non-cyclical.”
a multi-manager approach whereby portions of the Fund	However the Fund had a benchmark relative overweight to the
are allocated to different money managers. Fund assets not	healthcare sector, which was the one broad non-cyclical sector
allocated to money managers are managed by Russell Investment	that outperformed for the fiscal year. As a result, the Fund
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	benefited from its overweight to the health care sector, but its
may change the allocation of the Fund’s assets among money	overweight to the energy sector (including coal) detracted. The
managers at any time. An exemptive order from the Securities	Fund’s tilts toward stocks with low price-to-book ratios and low
and Exchange Commission (“SEC”) permits RIMCo to engage	price-to-cash flow ratios had a favorable impact on returns,
or terminate a money manager at any time, subject to approval	although its overweight to stocks with the low leverage (debt to
by the Fund’s Board, without a shareholder vote. Pursuant to the	capital ratios) detracted from the Fund’s excess return.
terms of the exemptive order, the Fund is required to notify its
shareholders within 90 days of when a money manager begins	How did the investment strategies and techniques employed
providing services. As of October 31, 2013, the Fund had nine	by the Fund and its money managers affect its benchmark
money managers.	relative performance?
Stock selection effects within the technology sector (an
What is the Fund’s investment objective?	underweight to Apple, Inc and an overweight to Cisco Systems,
The Fund seeks to provide long term capital growth.	Inc) were beneficial. As of October 31, 2013, the Fund had nine

How did the Fund perform relative to its benchmark for the	money managers: Five of the eight managers employed for the
fiscal year ended October 31, 2013?	entire fiscal year outperformed their respective benchmarks.
There was one manager added to the Fund during second quarter
For the fiscal year ended October 31, 2013, the Fund’s Class A,	that has performed in line with its benchmark since it was added
Class C, Class E and Class S Shares gained 27.15%, 26.27%,	to the Fund.
27.19% and 27.51%, respectively. This is compared to the Fund’s
benchmark, the Russell 1000® Index, which gained 28.40%	AJO, LP (“AJO”) outperformed the Russell 1000® Dynamic™
during the same period. The Fund’s performance includes	Index for the fiscal year. AJO’s overweight to stocks with low
operating expenses, whereas index returns are unmanaged and	price-to-cash flow ratios was beneficial. AJO’s stock selection
do not include expenses of any kind.	within the producer durables sector (Alliant Techsystems, Inc)
For the fiscal year ended October 31, 2013, the Lipper® Large-	was a driver of excess return, but its overweight to the technology sector detracted.
Cap Core Equity Funds Average, a group of funds that Lipper
considers to have investment strategies similar to those of the	Barrow Hanley, Mewhinney & Strauss, LLC (“Barrow”) was
Fund, gained 27.74%. This result serves as a peer comparison	added to the Fund during second quarter 2013, and performed
and is expressed net of operating expenses.	in-line with the Russell 1000® Value Index for the portion of the fiscal year in which it was a money manager for the Fund.
RIMCo may assign a money manager a specific style or	Barrow’s underweight to medium capitalization stocks as well
capitalization benchmark other than the Fund’s index. However,	as its overweight to dividend paying stocks detracted from
the Fund’s primary index remains the benchmark for the Fund	excess return for the period. From a sector perspective, Barrow’s
and is representative of the aggregate of each money manager’s	underweight to energy and overweight to producer durables were
benchmark index.	both beneficial. Stock selection effects were negative within the
How did the market conditions described in the Market	consumer discretionary sector but positive within the energy
Summary report affect the Fund’s performance?	sector.
During the fiscal year, the U.S. large capitalization equity market	Columbus Circle Investors (“Columbus Circle”) outperformed the
produced substantial positive returns. Fund exposures included	Russell 1000® Growth Index for the fiscal year. Columbus Circle
benchmark-relative underweights to mega capitalization stocks	benefited from tilts toward stocks with rising earnings estimates.
and high dividend yield stocks, including real estate investment	An underweight to the technology sector was beneficial, although
trusts (“REITs”) and telecommunications services. These	being underweight to the producer durables sector hurt. Stock
underweights were beneficial to Fund performance in this market	selection within the health care sector (specifically, Valeant
environment because the largest capitalization stocks and high	Pharmaceuticals International and Gilead Sciences) contributed
dividend yield stocks didn’t keep up with other segments of the	to positive excess return.
Russell 1000® Index during the rising market.
Cornerstone Capital Management, LLC (“Cornerstone”)
With the backdrop of increased confidence in the continuation of	underperformed the Russell 1000® Growth Index for the fiscal
the U.S. economic recovery, the Fund was underweight in most of	year. Cornerstone’s tilt toward stocks with low leverage (low debt/

Russell U.S. Strategic Equity Fund 69

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Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

capital ratios) was a detractor. However, an overweight to the	selection effects within the technology sector (specifically an
financial services sector was beneficial. Stock selection within the	overweight to Cisco Systems, Inc and an underweight to Apple,
health care sector (specifically, Edward Lifesciences Corporation)	Inc) were beneficial during this portion of the year. However,
and the materials & processing sector (specifically, The Mosaic	stock selection effects within the consumer discretionary sector
Company and Freeport-McMoRan Copper & Gold Inc.) detracted	(specifically an overweight to Wal-Mart Stores, Inc and American
from benchmark-relative performance.	Eagle Outfitters, Inc) were detractors from excess returns.
Institutional Capital LLC (“ICAP”) underperformed the Russell	Snow Capital Management L.P. (“Snow”) was terminated in June
1000® Value Index for the fiscal year. ICAP’s overweight to stocks	2013 and outperformed the Russell 1000® Value Index for
with low price-to-cash flow ratios as well as its underweight to	the portion of the fiscal year in which it was a money manager
high dividend yield stocks was beneficial. ICAP’s underweight	for the Fund. Snow’s overweights to stocks with the the lowest
to medium capitalization stocks detracted. Stock selection within	price-to-book, price-to-cashflow and price-to-book ratios were
the consumer discretionary sector (specifically, Time Warner, Inc)	beneficial during this portion of the fiscal year. An underweight to
contributed positively to excess return, but an underweight to the	the utilities sector (in which the manager had zero holdings) was
financial services sector detracted.	also a driver of benchmark relative excess return. Negative stock
Jacobs Levy Equity Management, Inc (“Jacobs Levy”)	selection within the technology sector (specifically, zero holdings
underperformed the Russell 1000® Defensive™ Index for the	of Cisco Systems, Inc) was a detractor from excess returns.
fiscal year. Jacobs Levy’s overweight of stocks with the lowest	RIMCo manages the portion of the Fund’s assets that RIMCo
price-to-book ratios was a positive. An underweight to the	determines not to allocate to the money managers. Assets not
pharmaceuticals industry as well as an overweight to the utilities	allocated to managers include the Fund’s liquidity reserves and
sector were both detractors from benchmark-relative performance.	assets which may be managed directly by RIMCo to modify the
PanAgora Asset Management, Inc (“PanAgora”) outperformed the	Fund’s overall portfolio characteristics to seek to achieve the
Russell 1000® Defensive™ Index for the fiscal year. PanAgora’s	desired risk/return profile for the Fund.
overweight to medium capitalization stocks contributed to	During the period, RIMCo used index futures contracts to equitize
excess return. Stock selection effects within the energy sector	the money manager’s cash. RIMCo’s decision to equitize manager
(specifically, Phillips 66 and Marathon Petroleum Corporation)	cash was beneficial to Fund performance for the year.
were beneficial, although stock selection within the producer
durables sector (specifically, The ADT Corporation) detracted.	Describe any changes to the Fund’s structure or the money
manager line-up.
Schneider Capital Management Corporation (“Schneider”)	In June 2013, RIMCo terminated Lazard and Snow and hired
underperformed the Russell 1000® Value Index for the fiscal	Barrow. Although RIMCo viewed Lazard and Snow as capable
year. Schneider’s overweight to the financial services sector	U.S. equity managers, these managers’ portfolios contributed to
and favorable stock selection within it (specifically, Genworth	the Fund being underweight to utilities / dividend yielding stocks
Financial, Inc. and Bank of America Corporation) had a positive	and RIMCo believed that it was prudent to address this structural
impact on benchmark-relative performance. An overweight to the	tilt in the Fund by moving assets to Barrow, which focuses its
energy sector (including the coal industry) detracted. Schneider’s	attention on stocks of dividend paying companies.
overweight to the homebuilding industry also detracted.
There were no other Fund changes during the fiscal year.
Suffolk Capital Management, LLC (“Suffolk”) outperformed the
Russell 1000® Dynamic™ Index for the fiscal year. Suffolk’s	Money Managers as of October 31,
stock selection within the financial services sector (specifically,	2013	Styles
The Hartford Financial Services Group, Inc) contributed to excess	AJO, LP	Dynamic
return. An overweight to the technology sector detracted, but an	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
underweight to the utilities sector (zero holdings) was beneficial.	Columbus Circle Investors	Growth
	Cornerstone Capital Management, Inc.	Growth
Lazard Asset Management, LLC (“Lazard”) was terminated in	Institutional Capital Management LLC	Value
June 2013 and outperformed the Russell 1000® Index for the	Jacobs Levy Equity Management	Defensive
portion of the fiscal year in which it was a money manager for	PanAgora Asset Management, Inc.	Defensive
	Schneider Capital Management Corporation	Value
the Fund. Lazard’s tilts toward stocks with the lowest price-to-	Suffolk Capital Management, LLC	Dynamic
book and price-to-cash flow ratios were both beneficial. Stock

70 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	The Fund first issued class A, C, E and S Shares on August 6, 2012.

**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Strategic Equity Fund 71

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Russell U.S. Strategic Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,109.50	$1,019.51
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$6.01	$5.75

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,105.90	$1,015.68
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$10.03	$9.60
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.89%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,109.00	$1,019.51
	Expenses Paid During Period*	$6.01	$5.75

* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

72 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,110.40	$1,020.77
Expenses Paid During Period*	$4.68	$4.48

* Expenses are equal to the Fund's annualized expense ratio of 0.88%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Strategic Equity Fund 73

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 96.8%			Ross Stores, Inc.	68,800	5,322
			Shutterfly, Inc.(Æ)	22,852	1,123
Consumer Discretionary - 15.1%			Sirius XM Radio, Inc.	1,131,830	4,267
Advance Auto Parts, Inc.	77,143	7,651	Starbucks Corp.	184,620	14,963
Amazon.com, Inc.(Æ)	53,551	19,494	Starz(Æ)	53,800	1,622
AMC Networks, Inc. Class A(Æ)	27,387	1,920	Target Corp.	159,200	10,315
AutoZone, Inc.(Æ)	6,925	3,010	Taylor Morrison Home Corp. Class A(Æ)	20,100	447
Bed Bath & Beyond, Inc.(Æ)	29,600	2,289	Time Warner, Inc.	409,882	28,175
Best Buy Co., Inc.(Û)	59,600	2,551	TiVo, Inc.(Æ)	41,642	553
Carnival Corp.	125,120	4,335	TJX Cos., Inc.	255,744	15,547
CBS Corp. Class B	92,700	5,482	Toll Brothers, Inc.(Æ)	202,025	6,643
Comcast Corp. Class A(Æ)	494,206	23,514	VF Corp.	4,889	1,051
Costco Wholesale Corp.	59,130	6,977	Viacom, Inc. Class B	277,626	23,123
Cracker Barrel Old Country Store, Inc.	4,210	463	Visteon Corp.(Æ)	11,700	902
Deckers Outdoor Corp.(Æ)	18,300	1,260	Walt Disney Co. (The)	79,939	5,483
Delphi Automotive PLC	42,800	2,448	Whirlpool Corp.(Û)	38,409	5,608
Diageo PLC - ADR	55,492	7,080	Yum! Brands, Inc.	85,626	5,790
Dick's Sporting Goods, Inc.	93,116	4,955
DIRECTV(Æ)	132,581	8,285			464,966
Discovery Communications, Inc. Class A(Æ)	35,800	3,183
Dollar Tree, Inc.(Æ)	87,000	5,081	Consumer Staples - 6.5%
eBay, Inc.(Æ)	152,580	8,042	Altria Group, Inc.	180,061	6,704
Estee Lauder Cos., Inc. (The) Class A	63,590	4,512	Archer-Daniels-Midland Co.	34,044	1,392
Foot Locker, Inc.	26,953	935	Campbell Soup Co.	830	35
Ford Motor Co.(Û)	828,200	14,170	Casey's General Stores, Inc.	4,300	313
GameStop Corp. Class A(Û)	44,000	2,412	Church & Dwight Co., Inc.	62,280	4,058
Gap, Inc. (The)(Û)	88,200	3,263	Clorox Co. (The)	11,625	1,048
General Motors Co.(Æ)	223,700	8,266	Coca-Cola Co. (The)	706,896	27,972
Goodyear Tire & Rubber Co. (The)	103,700	2,176	Colgate-Palmolive Co.	170,313	11,024
H&R Block, Inc.	33,800	961	Constellation Brands, Inc. Class A(Æ)	67,300	4,395
Hertz Global Holdings, Inc.(Æ)	392,663	9,016	CVS Caremark Corp.	299,636	18,655
Home Depot, Inc.	377,526	29,405	Energizer Holdings, Inc.	9,375	920
Jack in the Box, Inc.(Æ)	62,828	2,556	General Mills, Inc.	128,040	6,456
Jarden Corp.(Æ)(Û)	45,900	2,541	Hershey Co. (The)	49,700	4,932
Johnson Controls, Inc.	460,929	21,272	Ingredion, Inc.	20,751	1,365
Las Vegas Sands Corp.	183,645	12,896	Kellogg Co.	48,727	3,082
Lear Corp.(Û)	31,900	2,469	Kroger Co. (The)(Û)	312,424	13,384
Lennar Corp. Class A	103,300	3,672	Lorillard, Inc.	20,393	1,040
LG Display Co., Ltd. - ADR	98,400	1,151	Mead Johnson Nutrition Co. Class A	25,100	2,050
Liberty Media Corp. Class A(Æ)	18,232	2,788	Mondelez International, Inc. Class A	121,511	4,088
Lowe's Cos., Inc.(Û)	25,800	1,284	PepsiCo, Inc.	44,035	3,703
Macy's, Inc.(Û)	54,000	2,490	Philip Morris International, Inc.	424,038	37,790
Marriott International, Inc. Class A	112,990	5,094	Procter & Gamble Co. (The)	387,059	31,255
Marriott Vacations Worldwide Corp.(Æ)	9,745	488	Reynolds American, Inc.	515	26
Mattel, Inc.	25,500	1,131	Safeway, Inc.	80,600	2,813
McDonald's Corp.	126,400	12,200	Tyson Foods, Inc. Class A	53,980	1,494
McGraw Hill Financial, Inc.	17,100	1,192	Walgreen Co.	194,500	11,522
Meritage Homes Corp.(Æ)	22,510	1,022			201,516
Michael Kors Holdings, Ltd.(Æ)	107,674	8,286
Netflix, Inc.(Æ)	3,900	1,258	Energy - 10.3%
News Corp. Class A	97,484	1,716	Anadarko Petroleum Corp.	15,925	1,518
Nike, Inc. Class B	321,793	24,379	Arch Coal, Inc.	1,229,750	5,214
Nu Skin Enterprises, Inc. Class A	28,099	3,286	Baker Hughes, Inc.	45,300	2,631
NVR, Inc.(Æ)	782	717	BP PLC - ADR	279,000	12,974
Orient-Express Hotels, Ltd. Class A(Æ)	62,503	832	Cabot Oil & Gas Corp.	109,968	3,884
PetSmart, Inc.	40,219	2,926	Chesapeake Energy Corp.	450,028	12,583
Polaris Industries, Inc.	12,500	1,637	Chevron Corp.	326,692	39,190
PulteGroup, Inc.	322,921	5,700	Cobalt International Energy, Inc.(Æ)	273,474	6,347
PVH Corp.	85,205	10,614	ConocoPhillips(Û)	216,055	15,837
Ralph Lauren Corp. Class A	31,994	5,299	CONSOL Energy, Inc.	74,780	2,729

See accompanying notes which are an integral part of the financial statements.

74 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Devon Energy Corp.	75,725	4,787	Federal Realty Investment Trust(ö)	2,384	247
Diamond Offshore Drilling, Inc.(Û)	30,700	1,901	Federated Investors, Inc. Class B	3,652	99
EOG Resources, Inc.	17,200	3,068	Fifth Third Bancorp(Û)	134,500	2,560
Exxon Mobil Corp.	675,617	60,549	First Niagara Financial Group, Inc.	88,300	974
Halliburton Co.(Û)	373,500	19,807	First Republic Bank	62,179	3,176
Hess Corp.	11,600	942	Fiserv, Inc.(Æ)	37,773	3,956
Hubbell, Inc. Class B(Æ)	34,890	3,752	FleetCor Technologies, Inc.(Æ)	29,800	3,437
Marathon Oil Corp.(Û)	702,700	24,777	Fotex Holding SE(Æ)	60,831	2,073
Marathon Petroleum Corp.	14,468	1,037	Franklin Resources, Inc.	93,860	5,055
Murphy Oil Corp.(Û)	65,400	3,945	Genworth Financial, Inc. Class A(Æ)	34,980	508
Noble Energy, Inc.	91,306	6,842	Hanover Insurance Group, Inc. (The)	42,200	2,470
Occidental Petroleum Corp.	188,902	18,150	Hartford Financial Services Group, Inc.(Û)	332,700	11,212
Oceaneering International, Inc.	11,400	979	Hospitality Properties Trust(ö)	41,000	1,205
Peabody Energy Corp.	327,375	6,377	Huntington Bancshares, Inc.(Û)	447,670	3,940
Phillips 66 Class W(Æ)	173,000	11,146	ING US, Inc.	59,029	1,831
Pioneer Natural Resources Co.	59,146	12,112	Jack Henry & Associates, Inc.	64,563	3,526
RPC, Inc.	58,100	1,066	JPMorgan Chase & Co.	670,885	34,577
Schlumberger, Ltd.	142,191	13,326	KeyCorp(Û)	320,355	4,014
SM Energy Co.	28,000	2,481	Lincoln National Corp.	12,000	545
Southwestern Energy Co.(Æ)	195,500	7,277	Loews Corp.	266,900	12,894
Spectra Energy Corp.	15,430	549	Markel Corp.(Æ)	4,440	2,352
Weatherford International, Ltd.(Æ)	286,285	4,707	MasterCard, Inc. Class A	31,316	22,457
Whiting Petroleum Corp.(Æ)	20,500	1,371	Morgan Stanley	196,918	5,657
WPX Energy, Inc.(Æ)	198,440	4,393	New York Community Bancorp, Inc.	15,688	254
		318,248	Ocwen Financial Corp. Class A(Æ)	35,000	1,968
			Old Republic International Corp.	35,900	603
Financial Services - 16.7%			PartnerRe, Ltd. - ADR	15,521	1,555
ACE, Ltd.	133,805	12,770	PNC Financial Services Group, Inc. (The)	374,900	27,566
Aflac, Inc.	25,562	1,661	ProAssurance Corp.	49,100	2,225
Allied World Assurance Co. Holdings AG	49,974	5,412	Prudential Financial, Inc.	63,200	5,144
Allstate Corp. (The)(Û)	223,350	11,851	Regions Financial Corp.	309,808	2,983
American Express Co.	192,500	15,747	Reinsurance Group of America, Inc. Class A	1,415	101
American International Group, Inc.(Û)	241,299	12,463	RenaissanceRe Holdings, Ltd.	13,858	1,299
American Tower Corp. Class A(ö)	196,157	15,565	Selective Insurance Group, Inc.	34,000	893
Ameriprise Financial, Inc.(Û)	26,500	2,664	SLM Corp.	264,600	6,713
Arthur J Gallagher & Co.	5,362	254	State Street Corp.	203,400	14,252
Aspen Insurance Holdings, Ltd.	109,265	4,262	SunTrust Banks, Inc.	259,265	8,722
Assurant, Inc.(Û)	38,700	2,263	SVB Financial Group(Æ)	8,300	795
Assured Guaranty, Ltd.	155,440	3,187	T Rowe Price Group, Inc.	41,800	3,236
Axis Capital Holdings, Ltd.	114,608	5,435	Total System Services, Inc.	38,200	1,140
Bank of America Corp.(Û)	3,337,231	46,588	Travelers Cos., Inc. (The)	69,300	5,981
BB&T Corp.	230,350	7,825	Unum Group(Û)	50,900	1,616
Berkshire Hathaway, Inc. Class B(Æ)	85,058	9,789	Vantiv, Inc. Class A(Æ)	40,133	1,104
BOK Financial Corp.	14,600	894	Visa, Inc. Class A	86,837	17,078
Brown & Brown, Inc.	49,427	1,578	Waddell & Reed Financial, Inc. Class A	50,284	3,105
Camden Property Trust(ö)	72,498	4,654	Wells Fargo & Co.(Û)	414,600	17,699
Capital One Financial Corp.	224,300	15,403	WR Berkley Corp.	26,625	1,169
CBL & Associates Properties, Inc.(ö)	51,100	1,012	XL Group PLC Class A	17,700	541
CBOE Holdings, Inc.	58,287	2,827	Zillow, Inc. Class A(Æ)	34,042	2,711
CBRE Group, Inc. Class A(Æ)	83,100	1,930			514,003
Chubb Corp. (The)	54,400	5,009
Citigroup, Inc.	696,195	33,960	Health Care - 15.1%
City National Corp.	13,783	994	Abbott Laboratories	201,200	7,354
CME Group, Inc. Class A	112,703	8,364	AbbVie, Inc.	182,537	8,844
Cullen/Frost Bankers, Inc.	40,474	2,865	Actavis PLC(Æ)	40,820	6,310
Discover Financial Services(Û)	226,268	11,739	Allergan, Inc.	63,140	5,721
Equity Lifestyle Properties, Inc. Class A(ö)			Amgen, Inc.(Û)	91,355	10,597
(Û)	72,458	2,753	Baxter International, Inc.	340,725	22,444
Erie Indemnity Co. Class A	5,200	373	Becton Dickinson and Co.	37,340	3,926
Everest Re Group, Ltd.	17,525	2,694	Biogen Idec, Inc.(Æ)(Û)	77,114	18,830

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 75

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bio-Rad Laboratories, Inc. Class A(Æ)	15,037	1,857	EI du Pont de Nemours & Co.	139,100	8,513
Boston Scientific Corp.(Æ)	259,900	3,038	Fastenal Co.	63,160	3,145
Brookdale Senior Living, Inc. Class A(Æ)	141,285	3,826	Freeport-McMoRan Copper & Gold, Inc.	217,797	8,006
Cardinal Health, Inc.	318,217	18,667	Huntsman Corp.	227,900	5,292
CareFusion Corp.(Æ)	65,685	2,547	International Flavors & Fragrances, Inc.	44,700	3,695
Catamaran Corp.(Æ)	198,271	9,311	LyondellBasell Industries NV Class A(Û)	73,632	5,493
Celgene Corp.(Æ)(Û)	65,199	9,681	Mallinckrodt PLC	21,755	914
Cigna Corp.(Û)	25,400	1,955	Masco Corp.	212,752	4,495
Covidien PLC	308,258	19,762	Monsanto Co.	129,326	13,564
CR Bard, Inc.	29,350	3,998	Mosaic Co. (The)	116,127	5,324
Cubist Pharmaceuticals, Inc.(Æ)	10,700	663	Mueller Industries, Inc.	10,900	657
Edwards Lifesciences Corp.(Æ)	105,697	6,890	Packaging Corp. of America(Û)	84,278	5,249
Eli Lilly & Co.	199,033	9,916	PPG Industries, Inc.	58,668	10,712
Express Scripts Holding Co.(Æ)	51,594	3,226	Precision Castparts Corp.	38,119	9,661
Forest Laboratories, Inc.(Æ)	113,600	5,343	Rock Tenn Co. Class A(Û)	21,800	2,333
Gilead Sciences, Inc.(Æ)	322,362	22,884	Sherwin-Williams Co. (The)	61,903	11,638
Hologic, Inc.(Æ)	217,043	4,860	Silgan Holdings, Inc.	9,975	450
Humana, Inc.(Û)	26,900	2,479	Valspar Corp.	14,835	1,038
Johnson & Johnson	533,901	49,445			127,906
Laboratory Corp. of America Holdings(Æ)	27,000	2,724
Magellan Health Services, Inc.(Æ)	16,209	951	Producer Durables - 10.4%
McKesson Corp.(Û)	37,290	5,830	Accenture PLC Class A	94,800	6,968
Medtronic, Inc.	388,494	22,300	AECOM Technology Corp.(Æ)	42,200	1,341
Merck & Co., Inc.	396,428	17,875	Aegean Marine Petroleum Network, Inc.	85,610	841
Molina Healthcare, Inc.(Æ)	1,685	53	AGCO Corp.	66,500	3,882
Mylan, Inc.(Æ)	155,512	5,889	Alliant Techsystems, Inc.(Û)	21,200	2,308
Myriad Genetics, Inc.(Æ)(Û)	84,400	2,058	AO Smith Corp.	38,756	2,002
Novartis AG - ADR	84,800	6,576	Automatic Data Processing, Inc.	81,300	6,095
Omnicare, Inc.	20,200	1,114	Boeing Co. (The)	211,395	27,587
Patterson Cos., Inc.	64,384	2,737	Canadian Pacific Railway, Ltd.	32,781	4,690
Pfizer, Inc.	2,153,156	66,059	CH Robinson Worldwide, Inc.	8,408	502
Pharmacyclics, Inc.(Æ)	25,429	3,017	Delta Air Lines, Inc.	424,141	11,189
Regeneron Pharmaceuticals, Inc.(Æ)	13,626	3,919	Dover Corp.	74,642	6,851
St. Jude Medical, Inc.	55,800	3,202	Eaton Corp. PLC	59,500	4,198
Stryker Corp.	65,574	4,843	EMCOR Group, Inc.	12,300	456
Teva Pharmaceutical Industries, Ltd. - ADR	110,600	4,102	FedEx Corp.	34,900	4,572
Thermo Fisher Scientific, Inc.	153,550	15,014	Flir Systems, Inc.	43,036	1,226
United Therapeutics Corp.(Æ)(Û)	27,000	2,390	Flowserve Corp.	7,189	499
UnitedHealth Group, Inc.	134,600	9,188	Fluor Corp.(Û)	93,688	6,953
Valeant Pharmaceuticals International, Inc.			General Dynamics Corp.	111,100	9,625
(Æ)	119,829	12,668	General Electric Co.	1,292,050	33,774
Vertex Pharmaceuticals, Inc.(Æ)	53,800	3,838	Honeywell International, Inc.	460,395	39,930
WellPoint, Inc.	34,700	2,943	Huntington Ingalls Industries, Inc.(Û)	31,100	2,225
Zimmer Holdings, Inc.	30,889	2,702	IDEX Corp.	7,300	505
Zoetis, Inc. Class A	1	—	Illinois Tool Works, Inc.	168,804	13,300
		466,366	ITT Corp.(Û)	60,600	2,408
			JB Hunt Transport Services, Inc.	57,700	4,329
Materials and Processing - 4.2%			Joy Global, Inc.	90,007	5,108
Alcoa, Inc.	190,870	1,769	L-3 Communications Holdings, Inc.	44,000	4,420
Ball Corp.	41,122	2,010	Leidos Holdings Inc.	16,101	758
Bemis Co., Inc.	37,637	1,502	Lexmark International, Inc. Class A	86,200	3,064
Berry Plastics Group, Inc.(Æ)	101,800	2,044	Lockheed Martin Corp.	7,546	1,006
Brown-Forman Corp. Class B - ADR(Æ)	7,481	546	Magna International, Inc. Class A	20,980	1,777
CF Industries Holdings, Inc.(Û)	3,900	841	Manpowergroup, Inc.	26,400	2,062
Cliffs Natural Resources, Inc.	47,000	1,207	Navistar International Corp.(Æ)	77,075	2,787
Commercial Metals Co.	70,591	1,296	Norfolk Southern Corp.	49,600	4,267
CRH PLC - ADR	268,200	6,566	Northrop Grumman Corp.(Û)	20,300	2,182
Crown Holdings, Inc.(Æ)	64,826	2,826	Old Dominion Freight Line, Inc.(Æ)	11,500	539
Domtar Corp.	26,600	2,253	Oshkosh Corp.(Æ)	42,900	2,042
Dow Chemical Co. (The)	123,300	4,867	Pentair, Ltd.	55,000	3,690

See accompanying notes which are an integral part of the financial statements.

76 Russell U.S. Strategic Equity Fund

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Raytheon Co.	213,203	17,562	NetApp, Inc.	22,800	885
Rockwell Automation, Inc.	4,981	550	Oracle Corp.	526,219	17,628
Science Applications Inte	9,200	324	PMC Sierra, Inc.(Æ)	239,962	1,409
Southwest Airlines Co.	424,800	7,315	QUALCOMM, Inc.	440,821	30,624
Stanley Black & Decker, Inc.	87,900	6,952	Rackspace Hosting, Inc.(Æ)	67,543	3,460
Stericycle, Inc.(Æ)	20,570	2,390	Salesforce.com, Inc.(Æ)	189,388	10,106
Terex Corp.(Æ)	126,900	4,435	SanDisk Corp.(Û)	38,400	2,669
Textron, Inc.	117,583	3,385	ServiceNow, Inc.(Æ)	38,269	2,090
Toro Co. (The)	20,376	1,201	SolarWinds, Inc.(Æ)	7,042	255
Towers Watson & Co. Class A	7,166	823	Splunk, Inc.(Æ)	26,100	1,637
UniFirst Corp.	5,731	589	Stratasys, Ltd.(Æ)	34,891	3,951
Union Pacific Corp.	92,515	14,007	Symantec Corp.	362,013	8,232
United Rentals, Inc.(Æ)	85,147	5,500	Synopsys, Inc.(Æ)	122,700	4,472
United Technologies Corp.	58,374	6,202	Tech Data Corp.(Æ)	49,928	2,599
URS Corp.(Û)	40,700	2,207	Texas Instruments, Inc.	343,400	14,450
US Airways Group, Inc.(Æ)	36,400	800	Vishay Intertechnology, Inc.(Æ)	138,300	1,697
Wabtec Corp.	31,359	2,044	VMware, Inc. Class A(Æ)	17,000	1,382
Waste Management, Inc.	11,912	519	Vodafone Group PLC - ADR	581,750	21,420
WW Grainger, Inc.	20,351	5,474	Western Digital Corp.(Û)	43,073	2,999
Xylem, Inc.	125,700	4,337	Workday, Inc. Class A(Æ)	54,414	4,074
Zebra Technologies Corp. Class A(Æ)	3,707	179	Yelp, Inc. Class A(Æ)	28,024	1,899
		318,753			451,965

Technology - 14.7%			Utilities - 3.8%
Adobe Systems, Inc.(Æ)	97,441	5,281	AES Corp.(Û)	165,300	2,329
Altera Corp.	297,884	10,009	Ameren Corp.	91,638	3,316
Amdocs, Ltd.	106,700	4,103	American Electric Power Co., Inc.	91,769	4,298
Apple, Inc.(Û)	80,931	42,274	Aqua America, Inc.	65,212	1,642
Arrow Electronics, Inc.(Æ)	44,000	2,113	AT&T, Inc.	673,791	24,391
Avago Technologies, Ltd. Class A	98,500	4,475	Atmos Energy Corp.	2,400	106
Avnet, Inc.	51,900	2,060	CenterPoint Energy, Inc.	14,088	347
AVX Corp.	15,400	204	CenturyLink, Inc.	15,103	511
Brocade Communications Systems, Inc.(Æ)	90,600	727	Consolidated Edison, Inc.	8,639	503
CA, Inc.	80,700	2,563	Dominion Resources, Inc.	7,833	499
Cisco Systems, Inc.	1,798,490	40,466	DTE Energy Co.	172,118	11,900
Citrix Systems, Inc.(Æ)	100,976	5,733	Duke Energy Corp.	12,178	874
Cree, Inc.(Æ)	51,984	3,158	Edison International	17,200	843
Crown Castle International Corp.(Æ)	59,100	4,493	El Paso Electric Co.	17,896	629
Dolby Laboratories, Inc. Class A	15,800	565	Encana Corp.	318,450	5,707
Electronic Arts, Inc.(Æ)	185,400	4,867	Entergy Corp.	116,600	7,546
F5 Networks, Inc.(Æ)	9,008	734	Exelon Corp.	543,489	15,511
Facebook, Inc. Class A(Æ)	124,500	6,257	FirstEnergy Corp.	18,353	695
Google, Inc. Class A(Æ)	54,184	55,841	NextEra Energy, Inc.	5,901	500
Groupon, Inc. Class A(Æ)	124,900	1,140	NRG Energy, Inc.	22,219	634
IAC/InterActiveCorp	41,800	2,232	ONEOK, Inc.	79,000	4,464
Ingram Micro, Inc. Class A(Æ)	91,800	2,127	Pinnacle West Capital Corp.	47,200	2,645
Intel Corp.	187,864	4,589	PPL Corp.	67,789	2,076
International Business Machines Corp.	152,322	27,298	Questar Corp.	155,654	3,683
Intuit, Inc.	154,752	11,051	TECO Energy, Inc.	11,555	198
Lam Research Corp.(Æ)	73,400	3,980	Telephone & Data Systems, Inc.	44,000	1,372
Lambda TD Software, Inc.(Æ)(Û)	139,200	2,295	Verizon Communications, Inc.(Û)	324,503	16,391
LinkedIn Corp. Class A(Æ)	33,680	7,533	WGL Holdings, Inc.	37,700	1,697
LSI Corp.(Û)	480,386	4,074	Wisconsin Energy Corp.	58,517	2,464
Marvell Technology Group, Ltd.	186,900	2,243	Xcel Energy, Inc.	887	26
Maxim Integrated Products, Inc.	17,328	515			117,797
Mentor Graphics Corp.	107,316	2,369
Microchip Technology, Inc.	7,419	319	Total Common Stocks
Micron Technology, Inc.(Æ)	7,968	141	(cost $2,579,461)		2,981,520
Microsoft Corp.	1,216,270	42,995
Motorola Solutions, Inc.	51,231	3,203

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 77

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Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$

Investments in Other Funds - 0.1%				Net Assets - 100.0%	3,079,610
Financial Services - 0.1%
iShares Russell 1000 Value ETF	35,780		3,220
Total Investments in Other Funds
(cost $3,140)			3,220

Short-Term Investments - 4.1%
Russell U.S. Cash Management Fund	124,799,222	( )	124,799
Total Short-Term Investments
(cost $124,799)			124,799
Total Investments 101.0%
(identified cost $2,707,400)			3,109,539
Securities Sold Short - (0.9)%
Consumer Discretionary - (0.1)%
Burger King Worldwide, Inc.	(45,800)		(970)
Choice Hotels International, Inc.	(22,700)		(1,058)
JC Penney Co., Inc.(Æ)	(94,700)		(710)
Toll Brothers, Inc.(Æ)	(38,200)		(1,256)
Weight Watchers International, Inc.	(16,600)		(533)
			(4,527)
Energy - (0.1)%
Cheniere Energy, Inc.(Æ)	(59,200)		(2,356)
Golar LNG, Ltd.	(17,300)		(642)
Gulfport Energy Corp.(Æ)	(24,800)		(1,456)
			(4,454)
Financial Services - (0.2)%
Plum Creek Timber Co., Inc.(ö)	(41,800)		(1,898)
St. Joe Co. (The)(Æ)	(104,900)		(1,958)
Thomson Reuters Corp.	(39,600)		(1,488)
			(5,344)
Health Care - (0.1)%
Brookdale Senior Living, Inc. Class A(Æ)	(77,900)		(2,109)
Theravance, Inc.(Æ)	(37,600)		(1,378)
			(3,487)
Materials and Processing - (0.1)%
Vulcan Materials Co.	(42,300)		(2,265)

Producer Durables - (0.1)%
Covanta Holding Corp.	(55,000)		(944)
Iron Mountain, Inc.	(58,400)		(1,550)
			(2,494)
Technology - (0.2)%
Equinix, Inc.(Æ)	(9,500)		(1,534)
NetSuite, Inc.(Æ)	(17,600)		(1,776)
Nuance Communications, Inc.(Æ)	(31,600)		(492)
Stratasys, Ltd.(Æ)	(15,300)		(1,732)
			(5,534)

Total Securities Sold Short
(proceeds $28,188)			(28,105)
Other Assets and Liabilities,
Net - (0.1%)			(1,824)

See accompanying notes which are an integral part of the financial statements.

78 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of		Notional	Expiration	(Depreciation)
		Contracts		Amount	Date	$
Long Positions
S&P 500 E-Mini Index Futures (CME)		1,509	USD	132,113	12/13	4,475
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						4,475

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2		Level 3	Total	Assets
Common Stocks
Consumer Discretionary	$464,966	$—		$—	$464,966	15.1
Consumer Staples	201,516	—		—	201,516	6.5
Energy	318,248	—		—	318,248	10.3
Financial Services	514,003	—		—	514,003	16.7
Health Care	466,366	—		—	466,366	15.1
Materials and Processing	127,906	—		—	127,906	4.2
Producer Durables	318,753	—		—	318,753	10.4
Technology	451,965	—		—	451,965	14.7
Utilities	117,797	—		—	117,797	3.8
Investments in Other Funds	3,220	—		—	3,220	0.1
Short-Term Investments	—	124,799		—	124,799	4.1
Total Investments	2,984,740	124,799		—	3,109,539	101.0
Securities Sold Short**	(28,105)	—		—	(28,105)	(0.9)
Other Assets and Liabilities, Net						(0.1)
						100.0
Other Financial Instruments
Futures Contracts	4,475	—		—	4,475	0.1
Total Other Financial Instruments*	$4,475	$—		$—	$4,475

* Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
** Refer to Schedule of Investments for detailed sector breakout.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 79

Russell Investment Company
Russell U.S. Strategic Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$4,475

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$21,861

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$7,675

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

80 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$2,707,400
Investments, at fair value(>)	3,109,539
Cash (restricted)(a)	8,041
Receivables:
Dividends and interest	2,338
Dividends from affiliated Russell funds	11
Investments sold	44,770
Fund shares sold	6,569
Total assets	3,171,268

Liabilities
Payables:
Investments purchased	57,427
Fund shares redeemed	3,110
Accrued fees to affiliates	2,073
Other accrued expenses	219
Variation margin on futures contracts	724
Securities sold short, at fair value(‡)	28,105
Total liabilities	91,658

Net Assets	$3,079,610

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 81

Russell Investment Company
Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,304
Accumulated net realized gain (loss)	211,745
Unrealized appreciation (depreciation) on:
Investments	402,139
Futures contracts	4,475
Securities sold short	83
Shares of beneficial interest	2,417
Additional paid-in capital	2,457,447
Net Assets	$3,079,610
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.73
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.51
Class A — Net assets	$3,326,858
Class A — Shares outstanding ($.01 par value)	261,417
Net asset value per share: Class C(#)	$12.71
Class C — Net assets	$9,947,568
Class C — Shares outstanding ($.01 par value)	782,909
Net asset value per share: Class E(#)	$12.74
Class E — Net assets	$90,807,912
Class E — Shares outstanding ($.01 par value)	7,129,060
Net asset value per share: Class S(#)	$12.74
Class S — Net assets	$ 2,975,527,484
Class S — Shares outstanding ($.01 par value)	233,558,613
Amounts in thousands
(‡) Proceeds on securities sold short	$28,188
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$124,799
(a) Cash Collateral for Futures	$8,041
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

82 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$51,733
Dividends from affiliated Russell funds	152
Total investment income	51,885

Expenses
Advisory fees	19,700
Administrative fees	1,263
Custodian fees	440
Distribution fees - Class A	4
Distribution fees - Class C	51
Transfer agent fees - Class A	3
Transfer agent fees - Class C	13
Transfer agent fees - Class E	163
Transfer agent fees - Class S	5,074
Professional fees	131
Registration fees	66
Shareholder servicing fees - Class C	17
Shareholder servicing fees - Class E	203
Trustees’ fees	58
Printing fees	216
Dividends from securities sold short	236
Interest expense paid on securities sold short	566
Miscellaneous	38
Expenses before reductions	28,242
Expense reductions	(4,841)
Net expenses	23,401
Net investment income (loss)	28,484

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	196,448
Futures contracts	21,861
Securities sold short	(6,715)
Net realized gain (loss)	211,594
Net change in unrealized appreciation (depreciation) on:
Investments	386,351
Futures contracts	7,675
Securities sold short	808
Net change in unrealized appreciation (depreciation)	394,834
Net realized and unrealized gain (loss)	606,428
Net Increase (Decrease) in Net Assets from Operations	$634,912

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 83

Russell Investment Company
Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,484	$4,460
Net realized gain (loss)	211,594	6,210
Net change in unrealized appreciation (depreciation)	394,834	11,863
Net increase (decrease) in net assets from operations	634,912	22,533

Distributions
From net investment income
Class A	(12)	(1)
Class C	(14)	(2)
Class E	(681)	(110)
Class S	(27,735)	(3,221)
From net realized gain
Class A	(1)	—
Class C	(11)	—
Class E	(190)	—
Class S	(5,721)	—
Net decrease in net assets from distributions	(34,365)	(3,334)

Share Transactions*
Net increase (decrease) in net assets from share transactions	333,482	2,126,382
Total Net Increase (Decrease) in Net Assets	934,029	2,145,581

Net Assets
Beginning of period	2,145,581	—
End of period	$3,079,610	$2,145,581
Undistributed (overdistributed) net investment income included in net assets	$1,304	$1,126

(1) For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

84 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	246	$2,884	63		$634
Proceeds from reinvestment of distributions	1	14	—		1
Payments for shares redeemed	(48)	(549)	—		(1)
Net increase (decrease)	199	2,349	63		634
Class C
Proceeds from shares sold	581	6,583	367		3,740
Proceeds from reinvestment of distributions	2	25	—		2
Payments for shares redeemed	(144)	(1,662)	(23)		(239)
Net increase (decrease)	439	4,946	344		3,503
Class E
Proceeds from shares sold	1,933	22,115	6,914		72,221
Proceeds from reinvestment of distributions	78	849	10		108
Payments for shares redeemed	(1,699)	(19,754)	(107)		(1,108)
Net increase (decrease)	312	3,210	6,817		71,221
Class S
Proceeds from shares sold	73,197	832,119	212,711		2,134,941
Proceeds from reinvestment of distributions	3,018	33,361	308		3,189
Payments for shares redeemed	(47,186)	(542,503)	(8,490)		(87,106)
Net increase (decrease)	29,029	322,977	204,529		2,051,024
Total increase (decrease)	29,979	$333,482	211,753		$2,126,382

(1) For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 85

Russell Investment Company
Russell U.S. Strategic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	10.13	.08	2.65	2.73	(.10)	(.03)
October 31, 2012(5)	10.00	.01	.13	.14	(.01)	—

Class C
October 31, 2013	10.12	—(f)	2.65	2.65	(.03)	(.03)
October 31, 2012(5)	10.00	—(f)	.13	.13	(.01)	—

Class E
October 31, 2013	10.13	.10	2.63	2.73	(.09)	(.03)
October 31, 2012(5)	10.00	.01	.14	.15	(.02)	—

Class S
October 31, 2013	10.13	.13	2.63	2.76	(.12)	(.03)
October 31, 2012(5)	10.00	.02	.13	.15	(.02)	—

See accompanying notes which are an integral part of the financial statements.

86 Russell U.S. Strategic Equity Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.13)	12.73	27.15	3,327	1.31	1.13	.73	125
(.01)	10.13	1.44	633	1.36	1.12	.57	15

(.06)	12.71	26.27	9,948	2.07	1.88	.03	125
(.01)	10.12	1.28	3,479	2.12	1.87	(.19)	15

(.12)	12.74	27.19	90,808	1.31	1.13	.86	125
(.02)	10.13	1.46	69,066	1.37	1.12	.41	15

(.15)	12.74	27.51	2,975,527	1.06	.88	1.10	125
(.02)	10.13	1.46	2,072,403	1.11	.87	.96	15

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 87

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Large Cap Equity Fund - Class A			Russell U.S. Large Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	20.59%		1 Year	28.35%
Inception*	15.05	%§	Inception*	19.33	%§

Russell U.S. Large Cap Equity Fund - Class C			S&P 500® Index **
	Total			Total
	Return			Return
1 Year	26.99%		1 Year	27.18%
Inception*	18.16	%§	Inception*	19.28	%§

88 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Large Cap Equity Fund (the “Fund”) employs	With the backdrop of increased confidence in the continuation of
a multi-manager approach whereby portions of the Fund	the economic recovery, the Fund was underweighted in most of
are allocated to different money managers. Fund assets not	the sectors that are traditionally considered to be “non-cyclical.”
allocated to money managers are managed by Russell Investment	However, the Fund had a benchmark relative overweight to the
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	healthcare sector, which was the one broad non-cyclical sector
may change the allocation of the Fund’s assets among money	that outperformed for the fiscal year. As a result, its benchmark-
managers at any time. An exemptive order from the Securities	relative overweight to the health care sector was beneficial.
and Exchange Commission (“SEC”) permits RIMCo to engage
or terminate a money manager at any time, subject to approval	How did the investment strategies and techniques employed
by the Fund’s Board, without a shareholder vote. Pursuant to the	by the Fund and its money managers affect its benchmark
terms of the exemptive order, the Fund is required to notify its	relative performance?
shareholders within 90 days of when a money manager begins	Stock selection within the technology sector (an overweight to
providing services. As of October 31, 2013, the Fund had five	Texas Instruments Incorporated and an underweight to Apple,
money managers.	Inc) contributed to the Fund’s positive excess return. As of
October 31, 2013, the Fund had five money managers. Four of the
What is the Fund’s investment objective?	five managers outperformed their respective benchmarks.
The Fund seeks to provide long term capital growth.	Ceredex Value Advisors, LLC (“Ceredex”) outperformed the
How did the Fund perform relative to its benchmark for the	Russell 1000® Value Index for the fiscal year. Ceredex benefited
fiscal year ended October 31, 2013?	from an underweight to the utilities sector and from favorable
For the fiscal year ended October 31, 2013, the Fund’s Class A,	stock selection within the consumer discretionary sector
Class C and Class S Shares gained 27.93%, 26.99% and 28.35%,	(specifically, Johnson Controls, Inc). Ceredex’s avoidance of the
respectively. This is compared to the Fund’s benchmark, the S&P	stocks with the lowest growth rates and emphasis of value stocks
500® Index, which gained 27.18% during the same period. The	that have positive growth rates contributed to excess return.
Fund’s performance includes operating expenses, whereas index	Ceredex’s underweight to the financial services sector detracted
returns are unmanaged and do not include expenses of any kind.	from benchmark-relative excess returns.
For the fiscal year ended October 31, 2013, the Lipper® Large-	Columbus Circle Investors (“Columbus Circle”) outperformed
Cap Core Funds Average, a group of funds that Lipper considers	the Russell 1000® Growth Index for the fiscal year. Columbus
to have investment strategies similar to those of the Fund, gained	Circle benefited from tilts toward stocks with rising earnings
27.74%. This result serves as a peer comparison and is expressed	estimates during the period. An underweight to the technology
net of operating expenses.	sector was beneficial, although being underweight to the producer durables sector hurt. Stock selection within the health care sector
RIMCo may assign a money manager a specific style or	(specifically, Valeant Pharmaceuticals International and Gilead
capitalization benchmark other than the Fund’s index. However,	Sciences) contributed to benchmark relative excess return.
the Fund’s primary index remains the benchmark for the Fund
and is representative of the aggregate of each money manager’s
benchmark index.	Institutional Capital LLC (“ICAP”) outperformed the S&P 500®
Index for the fiscal year. ICAP’s overweight to the stocks with the
How did the market conditions described in the Market	lowest price-to-book ratios was beneficial. ICAP’s stock selection
Summary report affect the Fund’s performance?	within the materials & processing sector (specifically, Barrick
During the fiscal year, the U.S. large capitalization equity market	Gold Corporation) was a detractor from excess return, but the
produced substantial positive returns. Fund exposures included a	overweight to the health care sector was a positive contributor
benchmark-relative underweight to the largest capitalization tier	for the year.
of the S&P 500® Index and underweights to high dividend yield
stocks, including real estate investment trusts (“REITs”) and	Jacobs Levy (“Jacobs Levy”) outperformed the S&P 500® Index
utilities. These underweights were beneficial to Fund performance	for the fiscal year. An overweight to the stocks with the lowest
in this market environment because the largest capitalization	price-to-book ratios was a positive return driver. An overweight
stocks and high dividend yield stocks didn’t keep up with other	to mid capitalization stocks was also beneficial. Jacobs Levy’s
segments of the S&P 500® Index during the rising market. One	stock selection within the health care sector (specifically, Celgene
exposure that was a detractor from the Fund’s excess return was	Corporation) was positive, although stock selection within the
an underweight to companies with high leverage on their balance	consumer discretionary sector (specifically, an overweight to The
sheets, as stocks with higher debt levels outperformed.	Gap, Inc) detracted.

Russell U.S. Large Cap Equity Fund 89

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Sustainable Growth Advisers, LP (“Sustainable”) underperformed	Money Managers as of October 31,
the Russell 1000® Growth Index for the fiscal year. Stock	2013	Styles
selection effects within the health care sector (specifically, an
	Ceredex Value Advisors LLC	Value
overweight to Intuitive Surgical and an underweight to Gilead	Columbus Circle Investors	Growth
Sciences) detracted from benchmark relative excess return. An	Institutional Capital Management LLC	Market Oriented
overweight to stocks with lower amounts of financial leverage (low	Jacobs Levy Equity Management	Market Oriented
debt/capital ratios) was negative although its underweight of mega	Sustainable Growth Advisers, LP	Growth
capitalization stocks was beneficial.
RIMCo manages the portion of the Fund’s assets that RIMCo	The views expressed in this report reflect those of the portfolio
determines not to allocate to the money managers. Assets not	managers only through the end of the period covered by
allocated to managers include the Fund’s liquidity reserves and	the report. These views do not necessarily represent the
assets which may be managed directly by RIMCo to modify the	views of RIMCo, or any other person in RIMCo or any other
Fund’s overall portfolio characteristics to seek to achieve the	affiliated organization. These views are subject to change
desired risk/return profile for the Fund.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
During the period, RIMCo used index futures contracts to equitize	contained herein. These views should not be relied on as
the money manager’s cash. The decision to equitize manager cash	investment advice and, because investment decisions for
was beneficial to Fund performance for the year.	a Russell Investment Company (“RIC”) Fund are based on
Describe any changes to the Fund’s structure or the money	numerous factors, should not be relied on as an indication
manager line-up.	of investment decisions of any RIC Fund.
There were no changes to the Fund’s structure or money manager line up during the fiscal year.

* The Fund first issued Class A, C, and S Shares on February 6, 2012.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the
US economy.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

90 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,121.20	$1,019.56
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$5.99	$5.70

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.12%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,116.80	$1,015.78
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$9.98	$9.50
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.87%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class S	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,122.00	$1,020.82
	Expenses Paid During Period*	$4.65	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Large Cap Equity Fund 91

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 93.8%			Ingredion, Inc.	13,736	903
			Kroger Co. (The)	14,100	604
Consumer Discretionary - 15.0%			Mead Johnson Nutrition Co. Class A	4,300	351
Advance Auto Parts, Inc.	2,200	218	Mondelez International, Inc. Class A	23,500	791
Amazon.com, Inc.(Æ)	2,445	890	Philip Morris International, Inc.	7,200	642
AMC Networks, Inc. Class A(Æ)	1,600	112	Procter & Gamble Co. (The)	42,150	3,404
AutoZone, Inc.(Æ)	240	104	Safeway, Inc.	12,300	429
Comcast Corp. Class A(Æ)	60,900	2,898	Whole Foods Market, Inc.	7,400	467
Costco Wholesale Corp.	8,140	961
DIRECTV(Æ)	10,400	650			16,529
Discovery Communications, Inc. Class A(Æ)	7,260	646
Dollar Tree, Inc.(Æ)	3,800	222	Energy - 10.0%
eBay, Inc.(Æ)	45,140	2,379	Anadarko Petroleum Corp.	6,200	591
Estee Lauder Cos., Inc. (The) Class A	10,246	727	Baker Hughes, Inc.	11,900	692
Ford Motor Co.	108,800	1,862	Cabot Oil & Gas Corp.	26,200	925
Gap, Inc. (The)	11,700	433	Chevron Corp.	33,290	3,993
General Motors Co.(Æ)	36,400	1,345	ConocoPhillips	18,650	1,367
Genuine Parts Co.	2,200	173	Continental Resources, Inc.(Æ)	500	57
Harman International Industries, Inc.	2,000	162	Diamond Offshore Drilling, Inc.	3,700	229
Hertz Global Holdings, Inc.(Æ)	33,204	762	Ensco PLC Class A	6,200	357
Home Depot, Inc.	29,235	2,277	EOG Resources, Inc.	3,390	605
Hyatt Hotels Corp. Class A(Æ)	1,300	62	EQT Corp.	2,200	188
Jack in the Box, Inc.(Æ)	2,200	89	Exxon Mobil Corp.	98,000	8,783
Johnson Controls, Inc.	90,850	4,192	Halliburton Co.	52,150	2,765
Las Vegas Sands Corp.	16,437	1,154	Marathon Oil Corp.	53,150	1,874
Liberty Media Corp. Class A(Æ)	2,100	321	Murphy Oil Corp.	5,600	338
Lowe's Cos., Inc.	41,740	2,078	National Oilwell Varco, Inc.	21,890	1,777
Marriott Vacations Worldwide Corp.(Æ)	1,600	80	Noble Corp.	4,000	151
McDonald's Corp.	21,900	2,114	Noble Energy, Inc.	18,158	1,360
Michael Kors Holdings, Ltd.(Æ)	13,342	1,027	Oasis Petroleum, Inc.(Æ)	1,300	69
Nike, Inc. Class B	20,633	1,563	Occidental Petroleum Corp.	26,185	2,516
Nu Skin Enterprises, Inc. Class A	500	58	Oceaneering International, Inc.	700	60
Pearson PLC - ADR	41,109	863	Phillips 66 Class W(Æ)	6,250	403
PetSmart, Inc.	6,500	473	Pioneer Natural Resources Co.	6,001	1,229
Ross Stores, Inc.	9,800	758	Rowan Companies PLC(Æ)	7,100	256
Sirius XM Radio, Inc.	175,300	661	Schlumberger, Ltd.	29,800	2,793
Starbucks Corp.	41,438	3,359	SM Energy Co.	1,700	151
Starwood Hotels & Resorts Worldwide, Inc.	22,890	1,685	Southwestern Energy Co.(Æ)	33,950	1,264
Tiffany & Co.	12,500	990			34,793
Time Warner Cable, Inc.	4,750	571
Time Warner, Inc.	61,314	4,216	Financial Services - 16.3%
TiVo, Inc.(Æ)	2,100	28	ACE, Ltd.	22,350	2,133
TJX Cos., Inc.	4,310	262	Allied World Assurance Co. Holdings AG	900	97
Urban Outfitters, Inc.(Æ)	3,700	140	Allstate Corp. (The)	8,200	435
Viacom, Inc. Class B	43,610	3,632	American Campus Communities, Inc.(ö)	17,150	593
Walt Disney Co. (The)	26,960	1,849	American Express Co.	25,340	2,073
Whirlpool Corp.	4,656	679	American Tower Corp. Class A(ö)	24,850	1,972
WPP PLC - ADR	6,038	643	Ameriprise Financial, Inc.	8,300	834
Yum! Brands, Inc.	27,530	1,862	Aon PLC	10,350	819
		52,230	Aspen Insurance Holdings, Ltd.	1,300	51
			Assurant, Inc.	5,580	326
Consumer Staples - 4.7%			Axis Capital Holdings, Ltd.	2,200	104
Anheuser-Busch InBev NV - ADR	3,850	399	Bank of America Corp.	161,600	2,256
Bunge, Ltd.	4,850	398	BB&T Corp.	40,020	1,359
Casey's General Stores, Inc.	600	44	Berkshire Hathaway, Inc. Class B(Æ)	1,000	115
Church & Dwight Co., Inc.	2,700	176	BlackRock, Inc. Class A	2,600	782
Coca-Cola Co. (The)	87,250	3,452	BOK Financial Corp.	900	55
Colgate-Palmolive Co.	35,720	2,313	Brown & Brown, Inc.	6,200	198
CVS Caremark Corp.	23,950	1,491	Capital One Financial Corp.	35,560	2,442
Hershey Co. (The)	6,700	665	Chubb Corp. (The)	6,500	599
			Citigroup, Inc.	82,470	4,023

See accompanying notes which are an integral part of the financial statements.

92 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
CME Group, Inc. Class A	6,500	482	Johnson & Johnson	60,510	5,603
Comerica, Inc.	15,400	666	Laboratory Corp. of America Holdings(Æ)	600	61
Discover Financial Services	26,456	1,373	McKesson Corp.	5,830	912
Douglas Emmett, Inc.(ö)	3,100	77	Medtronic, Inc.	19,200	1,102
Everest Re Group, Ltd.	570	88	Merck & Co., Inc.	43,350	1,955
Fiserv, Inc.(Æ)	4,890	512	Molina Healthcare, Inc.(Æ)	700	22
FleetCor Technologies, Inc.(Æ)	4,600	531	Novartis AG - ADR	14,750	1,144
Franklin Resources, Inc.	36,930	1,989	Novo Nordisk A/S - ADR	5,710	952
Hanover Insurance Group, Inc. (The)	2,900	170	Patterson Cos., Inc.	8,000	340
Interactive Brokers Group, Inc. Class A	5,400	111	Perrigo Co.	11,920	1,644
Jack Henry & Associates, Inc.	6,200	339	Pfizer, Inc.	261,489	8,021
JPMorgan Chase & Co.	66,180	3,411	Pharmacyclics, Inc.(Æ)	3,911	464
Markel Corp.(Æ)	500	265	Regeneron Pharmaceuticals, Inc.(Æ)	5,254	1,511
MasterCard, Inc. Class A	3,266	2,343	Sanofi - ADR	24,960	1,335
MetLife, Inc.	33,000	1,561	St. Jude Medical, Inc.	8,500	488
Moody's Corp.	3,300	233	Stryker Corp.	7,000	517
Northern Trust Corp.	4,400	248	UnitedHealth Group, Inc.	23,410	1,598
Ocwen Financial Corp. Class A(Æ)	5,300	298	Valeant Pharmaceuticals International, Inc.
PNC Financial Services Group, Inc. (The)	31,300	2,301	(Æ)	10,761	1,138
ProAssurance Corp.	1,000	45	WellPoint, Inc.	7,400	628
Prudential Financial, Inc.	13,900	1,132	Zimmer Holdings, Inc.	5,800	507
Realty Income Corp.(ö)	9,500	396	Zoetis, Inc. Class A	35,150	1,113
RLJ Lodging Trust(ö)	3,000	76			51,280
Simon Property Group, Inc.(ö)	10,553	1,631
SLM Corp.	27,300	693	Materials and Processing - 4.9%
StanCorp Financial Group, Inc.	1,200	71	Airgas, Inc.	5,250	573
State Street Corp.	36,110	2,530	Ashland, Inc.	4,130	382
T Rowe Price Group, Inc.	27,600	2,137	Berry Plastics Group, Inc.(Æ)	4,300	86
Total System Services, Inc.	1,700	51	Celanese Corp. Class A	10,144	568
Travelers Cos., Inc. (The)	22,850	1,971	Crown Holdings, Inc.(Æ)	3,500	153
US Bancorp	53,550	2,001	Ecolab, Inc.	20,100	2,130
Visa, Inc. Class A	14,808	2,913	Fastenal Co.	41,510	2,067
Waddell & Reed Financial, Inc. Class A	1,100	68	Greif, Inc. Class A	1,900	102
Wells Fargo & Co.	66,950	2,858	International Flavors & Fragrances, Inc.	5,400	446
XL Group PLC Class A	4,300	131	Lennox International, Inc.	1,400	109
		56,968	LyondellBasell Industries NV Class A	6,419	479
			Masco Corp.	39,122	827
Health Care - 14.7%			Monsanto Co.	40,310	4,227
Abbott Laboratories	27,300	998	Mosaic Co. (The)	19,650	901
Actavis PLC(Æ)	6,200	958	MRC Global, Inc.(Æ)	3,000	84
Aetna, Inc.	6,300	395	Packaging Corp. of America	4,300	268
Allergan, Inc.	6,500	589	PPG Industries, Inc.	9,611	1,755
Amgen, Inc.	4,190	486	Praxair, Inc.	13,030	1,625
Baxter International, Inc.	49,110	3,234	Sealed Air Corp.	5,600	169
Becton Dickinson and Co.	1,500	158	Steel Dynamics, Inc.	3,200	58
Biogen Idec, Inc.(Æ)	6,712	1,639			17,009
Bio-Rad Laboratories, Inc. Class A(Æ)	2,310	285
Boston Scientific Corp.(Æ)	39,600	463	Producer Durables - 10.3%
Celgene Corp.(Æ)	6,405	951	Accenture PLC Class A	12,200	897
Centene Corp.(Æ)	1,300	73	ADT Corp. (The)	8,857	384
Cerner Corp.(Æ)	31,280	1,753	AGCO Corp.	5,790	338
Cigna Corp.	23,800	1,832	Agilent Technologies, Inc.	26,050	1,322
Covidien PLC	23,410	1,501	Air Lease Corp. Class A	8,390	247
CR Bard, Inc.	1,650	225	AO Smith Corp.	7,200	372
Eli Lilly & Co.	18,270	910	Automatic Data Processing, Inc.	29,540	2,214
Forest Laboratories, Inc.(Æ)	15,400	724	Avery Dennison Corp.	3,300	155
Gilead Sciences, Inc.(Æ)	24,729	1,756	Boeing Co. (The)	29,110	3,799
Health Net, Inc.(Æ)	2,700	82	Canadian Pacific Railway, Ltd.	4,990	714
Humana, Inc.	3,800	350	Caterpillar, Inc.	12,750	1,063
IDEXX Laboratories, Inc.(Æ)	8,000	863	Cintas Corp.	1,500	81

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 93

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Cummins, Inc.	7,750	984	Mentor Graphics Corp.	5,800		128
Deere & Co.	4,300	352	Microchip Technology, Inc.	13,600		584
Delta Air Lines, Inc.	34,808	918	Microsoft Corp.	99,132		3,504
EMCOR Group, Inc.	800	30	Motorola Solutions, Inc.	9,280		580
FedEx Corp.	3,300	432	NetApp, Inc.	29,050		1,127
Flowserve Corp.	16,750	1,164	NVIDIA Corp.	17,000		258
Fluor Corp.	15,334	1,138	Palo Alto Networks, Inc.(Æ)	1,700		72
General Dynamics Corp.	9,200	797	PMC Sierra, Inc.(Æ)	12,200		72
General Electric Co.	240,900	6,296	Polycom, Inc.(Æ)	3,000		31
Honeywell International, Inc.	21,590	1,873	QUALCOMM, Inc.	53,382		3,709
Huntington Ingalls Industries, Inc.	4,400	315	Salesforce.com, Inc.(Æ)	29,290		1,563
IDEX Corp.	4,900	339	SAP AG - ADR	17,490		1,370
ITT Corp.	4,800	191	ServiceNow, Inc.(Æ)	5,846		319
Jacobs Engineering Group, Inc.(Æ)	2,200	134	Splunk, Inc.(Æ)	3,900		245
JB Hunt Transport Services, Inc.	4,200	315	Symantec Corp.	54,950		1,249
L-3 Communications Holdings, Inc.	4,490	451	Synopsys, Inc.(Æ)	11,690		426
Lexmark International, Inc. Class A	5,600	199	Tech Data Corp.(Æ)	6,800		354
Manpowergroup, Inc.	2,500	195	Texas Instruments, Inc.	93,910		3,951
MAXIMUS, Inc.	700	34	Tyco International, Ltd.	20,500		749
Paychex, Inc.	7,000	296	VMware, Inc. Class A(Æ)	2,000		163
Pentair, Ltd.	10,899	731	Vodafone Group PLC - ADR	101,130		3,725
Raytheon Co.	9,370	772	Western Digital Corp.	2,600		181
Regal-Beloit Corp.	1,200	88	Workday, Inc. Class A(Æ)	7,720		578
Rockwell Collins, Inc.	12,850	898	Yelp, Inc. Class A(Æ)	4,283		290
Ryder System, Inc.	1,800	118				51,861
Stanley Black & Decker, Inc.	5,746	454
Stericycle, Inc.(Æ)	1,000	116	Utilities - 3.0%
Textron, Inc.	5,780	166	American Electric Power Co., Inc.	900		42
UniFirst Corp.	100	10	Aqua America, Inc.	6,000		151
Union Pacific Corp.	15,010	2,273	AT&T, Inc.	79,860		2,891
United Parcel Service, Inc. Class B	8,607	846	DTE Energy Co.	4,400		304
United Technologies Corp.	11,300	1,201	Duke Energy Corp.	27,975		2,007
WW Grainger, Inc.	1,670	449	Edison International	5,100		250
		36,161	Encana Corp.	55,300		991
			Exelon Corp.	63,700		1,818
Technology - 14.9%			Great Plains Energy, Inc.	4,100		96
Amdocs, Ltd.	4,900	188	Pinnacle West Capital Corp.	7,590		425
Apple, Inc.	12,526	6,543	Verizon Communications, Inc.	21,950		1,109
Aspen Technology, Inc.(Æ)	2,900	111	WGL Holdings, Inc.	2,200		99
Autodesk, Inc.(Æ)	5,100	204	Wisconsin Energy Corp.	4,200		177
Broadcom Corp. Class A	11,370	304				10,360
Brocade Communications Systems, Inc.(Æ)	10,470	84
CA, Inc.	10,100	321	Total Common Stocks
Cisco Systems, Inc.	243,650	5,483	(cost $268,230)			327,191
Computer Sciences Corp.	5,500	271
Cree, Inc.(Æ)	7,902	480	Short-Term Investments - 5.6%
Crown Castle International Corp.(Æ)	9,100	692	Russell U.S. Cash Management Fund	19,515,348	(8)	19,515
Electronic Arts, Inc.(Æ)	29,350	770
EMC Corp.	21,700	522	Total Short-Term Investments
Facebook, Inc. Class A(Æ)	10,200	513	(cost $19,515)			19,515
Google, Inc. Class A(Æ)	4,850	4,998	Total Investments 99.4%
Groupon, Inc. Class A(Æ)	19,000	173	(identified cost $287,745)			346,706
Harris Corp.	1,800	112
Hewlett-Packard Co.	19,100	465	Other Assets and Liabilities,
International Business Machines Corp.	3,700	663	Net - 0.6%			2,182
Juniper Networks, Inc.(Æ)	17,700	330
Lam Research Corp.(Æ)	4,500	244	Net Assets - 100.0%			348,888
LinkedIn Corp. Class A(Æ)	7,169	1,603
LSI Corp.	46,720	396
Maxim Integrated Products, Inc.	39,150	1,163

See accompanying notes which are an integral part of the financial statements.

94 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Value Index Futures		36	USD	3,173	12/13	65
S&P 500 E-Mini Index Futures (CME)		138	USD	12,082	12/13	223
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)		123	USD	5,199	12/13	205
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						493

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$52,230	$—	$—		$52,230	15.0
Consumer Staples	16,529	—	—		16,529	4.7
Energy	34,793	—	—		34,793	10.0
Financial Services	56,968	—	—		56,968	16.3
Health Care	51,280	—	—		51,280	14.7
Materials and Processing	17,009	—	—		17,009	4.9
Producer Durables	36,161	—	—		36,161	10.3
Technology	51,861	—	—		51,861	14.9
Utilities	10,360	—	—		10,360	3.0
Short-Term Investments	—	19,515	—		19,515	5.6
Total Investments	327,191	19,515	—		346,706	99.4
Other Assets and Liabilities, Net						0.6
						100.0
Other Financial Instruments
Futures Contracts	493	—	—		493	0.1
Total Other Financial Instruments*	$493	$—	$—		$493

* Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 95

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$493

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,416

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$866

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

96 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$287,745
Investments, at fair value(>)	346,706
Cash (restricted)(a)	1,019
Receivables:
Dividends and interest	286
Dividends from affiliated Russell funds	2
Investments sold	3,674
Fund shares sold	411
Total assets	352,098

Liabilities
Payables:
Investments purchased	2,787
Fund shares redeemed	25
Accrued fees to affiliates	236
Other accrued expenses	50
Variation margin on futures contracts	112
Total liabilities	3,210

Net Assets	$348,888

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 97

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$176
Accumulated net realized gain (loss)	21,739
Unrealized appreciation (depreciation) on:
Investments	58,961
Futures contracts	493
Shares of beneficial interest	262
Additional paid-in capital	267,257
Net Assets	$348,888
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.27
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.08
Class A — Net assets	$4,508,417
Class A — Shares outstanding ($.01 par value)	339,775
Net asset value per share: Class C(#)	$13.25
Class C — Net assets	$838,353
Class C — Shares outstanding ($.01 par value)	63,263
Net asset value per share: Class S(#)	$13.29
Class S — Net assets	$343,540,898
Class S — Shares outstanding ($.01 par value)	25,844,197
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$19,515
(a) Cash Collateral for Futures	$1,019
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

98 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$5,889
Dividends from affiliated Russell funds	23
Total investment income	5,912

Expenses
Advisory fees	2,146
Administrative fees	147
Custodian fees	92
Distribution fees - Class A	6
Distribution fees - Class C	4
Transfer agent fees - Class A	5
Transfer agent fees - Class C	1
Transfer agent fees - Class S	607
Professional fees	57
Registration fees	58
Shareholder servicing fees - Class C	1
Trustees’ fees	7
Printing fees	12
Miscellaneous	38
Expenses before reductions	3,181
Expense reductions	(502)
Net expenses	2,679
Net investment income (loss)	3,233

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	19,103
Futures contracts	3,416
Net realized gain (loss)	22,519
Net change in unrealized appreciation (depreciation) on:
Investments	49,567
Futures contracts	866
Net change in unrealized appreciation (depreciation)	50,433
Net realized and unrealized gain (loss)	72,952
Net Increase (Decrease) in Net Assets from Operations	$76,185

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 99

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,233	$1,398
Net realized gain (loss)	22,519	547
Net change in unrealized appreciation (depreciation)	50,433	9,021
Net increase (decrease) in net assets from operations	76,185	10,966

Distributions
From net investment income
Class A	(20)	(3)
Class C	(1)	(—**)
Class S	(3,200)	(1,278)
From net realized gain
Class A	(5)	—
Class C	(2)	—
Class S	(1,291)	—
Net decrease in net assets from distributions	(4,519)	(1,281)

Share Transactions*
Net increase (decrease) in net assets from share transactions	35,364	232,173
Total Net Increase (Decrease) in Net Assets	107,030	241,858

Net Assets
Beginning of period	241,858	—
End of period	$348,888	$241,858
Undistributed (overdistributed) net investment income included in net assets	$176	$133
** Less than $500.
(1) For the period February 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

100 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	305	$3,667	100		$1,033
Proceeds from reinvestment of distributions	2	25	—		3
Payments for shares redeemed	(66)	(765)	(1)		(16)
Net increase (decrease)	241	2,927	99		1,020
Class C
Proceeds from shares sold	61	729	43		444
Proceeds from reinvestment of distributions	—	3	—		—
Payments for shares redeemed	(33)	(396)	(8)		(84)
Net increase (decrease)	28	336	35		360
Class S
Proceeds from shares sold	8,071	93,657	24,625		249,171
Proceeds from reinvestment of distributions	396	4,492	121		1,269
Payments for shares redeemed	(5,471)	(66,048)	(1,898)		(19,647)
Net increase (decrease)	2,996	32,101	22,848		230,793
Total increase (decrease)	3,265	$35,364	22,982		$232,173

(1) For the period February 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 101

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	10.52	.06	2.85	2.91	(.11)	(.05)
October 31, 2012(4)	10.00	.05	.53	.58	(.06)	—

Class C
October 31, 2013	10.51	—(f)	2.82	2.82	(.03)	(.05)
October 31, 2012(4)	10.00	—(f)	.52	.52	(.01)	—

Class S
October 31, 2013	10.52	.13	2.82	2.95	(.13)	(.05)
October 31, 2012(4)	10.00	.07	.52	.59	(.07)	—

See accompanying notes which are an integral part of the financial statements.
102 Russell U.S. Large Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.16)	13.27	27.93	4,509	1.28	1.12	.48	84
(.06)	10.52	5.76	1,037	1.28	1.11	.64	55

(.08)	13.25	26.99	838	2.03	1.87	.02	84
(.01)	10.51	5.17	367	2.11	1.86	(.01)	55

(.18)	13.29	28.35	343,541	1.03	.87	1.06	84
(.07)	10.52	5.85	240,454	1.11	.86	.96	55

See accompanying notes which are an integral part of the financial statements.
Russell U.S. Large Cap Equity Fund 103

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Mid Cap Equity Fund - Class A			Russell U.S. Mid Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	26.89%		1 Year	34.87%
Inception*	14.14	%§	Inception*	18.44	%§

Russell U.S. Mid Cap Equity Fund - Class C			Russell Midcap® Index **
	Total			Total
	Return			Return
1 Year	33.67%		1 Year	33.79%
Inception*	17.29	%§	Inception*	20.45	%§

104 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Mid Cap Equity Fund (the “Fund”) employs	From a sector perspective, the Fund benefited from being
a multi-manager approach whereby portions of the Fund	underweight utilities and overweight producer durables for the
are allocated to different money managers. Fund assets not	fiscal year, as cyclical sectors outperformed non-cyclical sectors
allocated to money managers are managed by Russell Investment	in most areas and particularly in producer durables, which
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	performed the best relative to other sectors.
may change the allocation of the Fund’s assets among money
managers at any time. An exemptive order from the Securities	How did the investment strategies and techniques employed
and Exchange Commission (“SEC”) permits RIMCo to engage	by the Fund and its money managers affect its benchmark
or terminate a money manager at any time, subject to approval	relative performance?
by the Fund’s Board, without a shareholder vote. Pursuant to the	Stock selection effects were attributable to over half of the Fund’s
terms of the exemptive order, the Fund is required to notify its	benchmark relative excess return. As of October 31, 2013, the
shareholders within 90 days of when a money manager begins	Fund had three money managers: one growth orientated, one
providing services. As of October 31, 2013, the Fund had three	value orientated and one market orientated. Two of the three
money managers.	managers outperformed their respective benchmarks. The Fund
also employs a Russell Mid Cap® Index strategy that is managed
What is the Fund’s investment objective?	by RIMCo that focuses on managing the overall risk/return profile
The Fund seeks to provide long term capital growth.	of the Fund.

How did the Fund perform relative to its benchmark for the	Arbor Capital Management, LLC (“Arbor”) underperformed the
fiscal year ended October 31, 2013?	Russell Midcap® Growth Index for the fiscal year. An underweight
For the fiscal year ended October 31, 2013, the Fund’s Class A,	to companies with high financial leverage (debt/capital) was a
Class C and Class S Shares gained 34.59%, 33.67% and 34.87%,	negative for the year. Arbor’s stock selection within the consumer
respectively. This is compared to the Fund’s benchmark, the	staples sector (specifically, an overweight to The Fresh Market,
Russell Mid Cap® Index, which gained 33.79% during the same	Inc.) was a major driver of relative underperformance for the
period. The Fund’s performance includes operating expenses,	fiscal year although their underweight to the utilities sector (in
whereas index returns are unmanaged and do not include	which it had zero holdings) was a positive.
expenses of any kind.	Ceredex Value Advisors LLC (“Ceredex”) outperformed the
For the fiscal year ended October 31, 2013, the Lipper® U.S. Mid-	Russell Midcap® Value Index for the fiscal year. Ceredex’s tilts
Cap Funds Average, a group of funds that Lipper considers to	toward producer durables and away from utilities were both
have investment strategies similar to those of the Fund, gained	rewarded. Stock selection effects were positive for Ceredex
33.85%. This result serves as a peer comparison and is expressed	(specifically, Johnson Controls, Inc., Intersil Corporation Class
net of operating expenses.	A and Rockwell Automation, Inc.). Ceredex’s overweight to
the highest market capitalization tier stocks within the Russell
RIMCo may assign a money manager a specific style or	Midcap® Value Index was not rewarded for the fiscal year.
capitalization benchmark other than the Fund’s index. However,
the Fund’s primary index remains the benchmark for the Fund	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
and is representative of the aggregate of each money manager’s	outperformed the Russell Midcap® Index for the fiscal year.
benchmark index.	Jacobs Levy benefited from an overweight to smaller capitalization stocks during the year. A tilt toward stocks with the lowest price-
How did the market conditions described in the Market	to-cash flow ratios was rewarded. Jacobs Levy’s underweight to
Summary report affect the Fund’s performance?	both the financial services and utilities sectors were both drivers
Class S Shares of the Fund finished the one-year period ahead of	of excess return. Stock selection effects were positive overall
the Russell Midcap® Index. The fiscal year saw strong performance	(specifically, GameStop Corp. and Electronic Arts Inc.). Jacobs
for U.S. mid capitalization equity securities. Compared to the	Levy’s overweight of companies with the lowest financial leverage
Russell Mid Cap® Index, the Fund was consistently underweight	(debt/capital) was a negative for the fiscal year.
to the highest dividend yielding stocks and overweight to the	RIMCo manages the portion of the Fund’s assets that RIMCo
lowest tier stocks within the Russell Midcap® Index. The market determines not to allocate to the money managers. Assets not
environment was favorable to these factors and this positioning	allocated to managers include the Fund’s liquidity reserves and
was a driver of benchmark relative excess return for the Fund.	assets which may be managed directly by RIMCo to modify the
The Fund’s underweight to companies with highly leveraged	Fund’s overall portfolio characteristics to seek to achieve the
balance sheets detracted from benchmark relative excess return	desired risk/return profile for the Fund.
for the fiscal year.

Russell U.S. Mid Cap Equity Fund 105

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

In September 2013, RIMCo implemented a strategy to invest	Money Managers as of October 31,
in a portfolio of stocks that it considers representative of the	2013	Styles
Russell Mid Cap® Index, with a focus on decreasing the Fund’s
	Arbor Capital Management, LLC	Growth
volatility and increasing the Fund’s momentum while preserving	Ceredex Value Advisors, LLC	Value
the effects of the money managers’ active stock selection. This	Jacobs Levy Equity Management, Inc.	Market Orientated
strategy had the intended effect of reducing the Fund’s volatility and increasing the Fund’s momentum during the portion of the
fiscal year in which it was implemented.	The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
During the period, RIMCo used index futures contracts to equitize	the report. These views do not necessarily represent the
the Fund’s cash. The use of these derivatives had a positive	views of RIMCo, or any other person in RIMCo or any other
impact on Fund performance for the fiscal year.	affiliated organization. These views are subject to change
Describe any changes to the Fund’s structure or the money	at any time based upon market conditions or other events,
manager line-up.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
In September 2013, RIMCo implemented the strategy described	investment advice and, because investment decisions for
above. There were no other changes to the Fund’s structure or the	a Russell Investment Company (“RIC”) Fund are based on
Fund’s money manager line up for the fiscal year.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* The Fund first issued class A, C and S Shares on February 6, 2012.

** The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell
1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell
Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

106 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,149.90	$1,019.06
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$6.61	$6.21

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,146.30	$1,015.27
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$10.66	$10.01
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.97%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class S	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,151.60	$1,020.32
	Expenses Paid During Period*	$5.26	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Mid Cap Equity Fund 107

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 94.3%			PetSmart, Inc.	17,273	1,257
			Polaris Industries, Inc.	83	11
Consumer Discretionary - 14.5%			priceline.com, Inc.(Æ)	1,349	1,422
Advance Auto Parts, Inc.	7,437	738	Regal Entertainment Group Class A	583	11
AMC Networks, Inc. Class A(Æ)	9,578	672	Ross Stores, Inc.	4,440	344
Amerco, Inc.	83	17	Service Corp. International	838	15
ANN, Inc.(Æ)	1,310	46	Signet Jewelers, Ltd.	150	11
AutoZone, Inc.(Æ)	847	368	Staples, Inc.	193	3
Bally Technologies, Inc.(Æ)	166	12	Starz(Æ)	846	26
Big Lots, Inc.(Æ)	9,100	331	Thor Industries, Inc.	552	32
Burger King Worldwide, Inc.	674	14	Tiffany & Co.	22	2
CarMax, Inc.(Æ)	18,262	858	TiVo, Inc.(Æ)	12,300	163
Carter's, Inc.	18,181	1,257	TRW Automotive Holdings Corp.(Æ)	71	5
Charter Communications, Inc. Class A(Æ)	83	11	Tupperware Brands Corp.	172	15
Children's Place Retail Stores, Inc. (The)(Æ)	3,800	207	Urban Outfitters, Inc.(Æ)	15,500	587
Chipotle Mexican Grill, Inc. Class A(Æ)	95	50	VF Corp.	17	4
Cinemark Holdings, Inc.	268	9	Washington Post Co. (The) Class B	37	24
Coach, Inc.	173	9	Wendy's Co. (The)	1,578	14
Cracker Barrel Old Country Store, Inc.	1,620	178	Whirlpool Corp.	4,504	658
Delphi Automotive PLC	417	24	Williams-Sonoma, Inc.	155	8
Discovery Communications, Inc. Class A(Æ)	9,663	859	Wynn Resorts, Ltd.	207	34
Domino's Pizza, Inc.	602	40
DSW, Inc. Class A	6,942	609			24,196
Dunkin' Brands Group, Inc.	987	47
Expedia, Inc.	9,100	536	Consumer Staples - 3.2%
Foot Locker, Inc.	94	3	Andersons, Inc. (The)	1,660	123
Fortune Brands Home & Security, Inc.	165	7	Campbell Soup Co.	209	9
GameStop Corp. Class A	500	27	Casey's General Stores, Inc.	2,100	153
Gap, Inc. (The)	16,771	620	Clorox Co. (The)	7,016	633
Goodyear Tire & Rubber Co. (The)	32,222	676	ConAgra Foods, Inc.	341	11
Grand Canyon Education, Inc.(Æ)	1,180	56	Constellation Brands, Inc. Class A(Æ)	187	12
H&R Block, Inc.	1,905	54	Dean Foods Co.(Æ)	15,310	299
Hanesbrands, Inc.	373	25	Energizer Holdings, Inc.	55	5
Harman International Industries, Inc.	9,250	749	Flowers Foods, Inc.	1,913	48
HomeAway, Inc.(Æ)	879	26	Fresh Market, Inc. (The)(Æ)	634	32
Hyatt Hotels Corp. Class A(Æ)	1,100	52	Hershey Co. (The)	8,494	843
Interpublic Group of Cos., Inc. (The)	316	5	Hillshire Brands Co.	196	6
Jack in the Box, Inc.(Æ)	9,785	398	Hormel Foods Corp.	262	11
Johnson Controls, Inc.	18,893	872	Ingredion, Inc.	8,143	536
Kohl's Corp.	7,400	420	JM Smucker Co. (The)	72	8
L Brands, Inc.	2,837	177	Kroger Co. (The)	21,719	930
Lear Corp.	373	29	Lorillard, Inc.	551	28
Liberty Media Corp. Class A(Æ)	4,576	700	Mead Johnson Nutrition Co. Class A	9,500	776
Liberty Ventures(Æ)	244	26	Pinnacle Foods, Inc.	73	2
Lions Gate Entertainment Corp.(Æ)	443	15	Safeway, Inc.	77	3
LKQ Corp.(Æ)	56,439	1,864	Tyson Foods, Inc. Class A	1,247	35
Madison Square Garden Co. (The) Class			Whole Foods Market, Inc.	12,668	800
A(Æ)	9,971	604			5,303
Marriott International, Inc. Class A	1,000	45
Marriott Vacations Worldwide Corp.(Æ)	7,173	360	Energy - 6.7%
McGraw Hill Financial, Inc.	323	23	Atwood Oceanics, Inc.(Æ)	204	11
MDC Holdings, Inc.	18,600	543	Baker Hughes, Inc.	15,779	915
MercadoLibre, Inc.	11,232	1,512	Cabot Oil & Gas Corp.	22,748	803
MGM Resorts International(Æ)	250	5	Cheniere Energy, Inc.(Æ)	467	19
Mohawk Industries, Inc.(Æ)	135	18	Cimarex Energy Co.	4,888	515
Newell Rubbermaid, Inc.	219	6	Continental Resources, Inc.(Æ)	5,000	570
Nu Skin Enterprises, Inc. Class A	2,947	345	Core Laboratories	3,958	741
NVR, Inc.(Æ)	500	459	Diamond Offshore Drilling, Inc.	9,323	578
O'Reilly Automotive, Inc.(Æ)	10,664	1,321	Energy XXI Bermuda, Ltd.	19,500	567
Panera Bread Co. Class A(Æ)	92	15	EQT Corp.	153	13
Pearson PLC - ADR	28,628	601	FMC Technologies, Inc.(Æ)	23,295	1,176

See accompanying notes which are an integral part of the financial statements.

108 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Gulfport Energy Corp.(Æ)	304	18	Hartford Financial Services Group, Inc.	39,749	1,339
Helmerich & Payne, Inc.	66	5	Health Care REIT, Inc.(ö)	16,701	1,083
Murphy Oil Corp.	10,587	638	Home Properties, Inc.(ö)	1,600	96
Noble Energy, Inc.	10,708	803	Howard Hughes Corp. (The)(Æ)	66	8
Oasis Petroleum, Inc.(Æ)	10,882	580	ING US, Inc.	979	30
Pioneer Natural Resources Co.	83	17	Interactive Brokers Group, Inc. Class A	10,200	210
QEP Resources, Inc.	9,020	299	Invesco, Ltd.	24,020	811
Rowan Companies PLC(Æ)	16,421	592	Jack Henry & Associates, Inc.	20	1
Seadrill, Ltd.	10,679	498	Lazard, Ltd. Class A	23,888	923
SM Energy Co.	8,103	718	Lender Processing Services, Inc.	1,459	50
Valero Energy Corp.	17,954	739	Lincoln National Corp.	326	15
Whiting Petroleum Corp.(Æ)	5,523	370	MarketAxess Holdings, Inc.	4,100	267
		11,185	Mid-America Apartment Communities, Inc.
			(ö)	12,219	812
Financial Services - 18.5%			Moody's Corp.	9,622	680
Affiliated Managers Group, Inc.(Æ)	10	2	Morningstar, Inc.	1,171	94
Alexandria Real Estate Equities, Inc.(ö)	10,462	689	MSCI, Inc. Class A(Æ)	197	8
Alliance Data Systems Corp.(Æ)	49	12	NASDAQ OMX Group, Inc. (The)	64	2
Allied World Assurance Co. Holdings AG	4,901	530	NYSE Euronext	362	16
Allstate Corp. (The)	10,512	558	Old Republic International Corp.	913	15
American Campus Communities, Inc.(ö)	21,390	739	PartnerRe, Ltd. - ADR	216	22
American Financial Group, Inc.	701	39	Popular, Inc.(Æ)	488	12
American National Insurance Co.	124	13	Principal Financial Group, Inc.	193	9
American Realty Capital Properties, Inc.(ö)	62,600	831	ProAssurance Corp.	1,200	54
Ameriprise Financial, Inc.	9,225	928	Prologis, Inc.(ö)	19,236	768
Aon PLC	6,867	543	Protective Life Corp.	167	8
Arch Capital Group, Ltd.(Æ)	40	2	Regions Financial Corp.	82,909	798
Ares Capital Corp.	953	17	Reinsurance Group of America, Inc. Class A	5,600	398
Artisan Partners Asset Management, Inc.			RenaissanceRe Holdings, Ltd.	179	17
Class A	214	13	SEI Investments Co.	154	5
Aspen Insurance Holdings, Ltd.	14,631	571	Selective Insurance Group, Inc.	3,900	102
Assurant, Inc.	10,858	635	SLM Corp.	657	17
Assured Guaranty, Ltd.	203	4	StanCorp Financial Group, Inc.	219	13
Axis Capital Holdings, Ltd.	14,370	682	SVB Financial Group(Æ)	6,546	627
BankUnited, Inc.	11,400	351	Symetra Financial Corp.	13,700	257
BB&T Corp.	22,794	774	T Rowe Price Group, Inc.	20,634	1,597
BOK Financial Corp.	1,900	116	Taubman Centers, Inc.(ö)	16,114	1,060
Brown & Brown, Inc.	17,700	565	TD Ameritrade Holding Corp.	46,040	1,255
CBOE Holdings, Inc.	15,111	733	Torchmark Corp.	21	2
Chubb Corp. (The)	5,917	545	Total System Services, Inc.	9,100	272
Comerica, Inc.	23,615	1,023	Waddell & Reed Financial, Inc. Class A	380	23
Cullen/Frost Bankers, Inc.	4,623	328	Western Union Co. (The)	439	7
DDR Corp.(ö)	31,771	538	White Mountains Insurance Group, Ltd.	25	15
Digital Realty Trust, Inc.(ö)	6,400	305	WP Carey, Inc.(ö)	146	10
Douglas Emmett, Inc.(ö)	19,475	485			30,872
Eaton Vance Corp.	44	2
Endurance Specialty Holdings, Ltd.	3,920	217	Health Care - 7.1%
Equifax, Inc.	102	7	Actavis PLC(Æ)	14	2
Equity Lifestyle Properties, Inc. Class A(ö)	12,573	478	Alere, Inc.(Æ)	455	15
Equity Residential(ö)	10,708	561	Allergan, Inc.	5,500	498
Essex Property Trust, Inc.(ö)	1,910	308	Allscripts Healthcare Solutions, Inc.(Æ)	176	2
Extra Space Storage, Inc.(ö)	612	28	AmerisourceBergen Corp. Class A	251	16
FactSet Research Systems, Inc.	14,182	1,544	Bio-Rad Laboratories, Inc. Class A(Æ)	2,436	301
Fidelity National Financial, Inc. Class A	108	3	Boston Scientific Corp.(Æ)	2,743	32
Fidelity National Information Services, Inc.	303	15	Bruker Corp.(Æ)	580	12
Fiserv, Inc.(Æ)	68	7	Cardinal Health, Inc.	63	4
FleetCor Technologies, Inc.(Æ)	6,079	701	CareFusion Corp.(Æ)	269	10
Franklin Resources, Inc.	37	2	Catamaran Corp.(Æ)	18,469	867
Genworth Financial, Inc. Class A(Æ)	3,870	56	Centene Corp.(Æ)	6,202	348
Hanover Insurance Group, Inc. (The)	9,640	564	Cerner Corp.(Æ)	28,694	1,609

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 109

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cigna Corp.	15,500	1,193	Mosaic Co. (The)	10,500	481
Cooper Cos., Inc. (The)	113	15	MRC Global, Inc.(Æ)	19,807	554
Covance, Inc.(Æ)	222	20	Mueller Industries, Inc.	1,300	78
CR Bard, Inc.	66	9	Owens-Illinois, Inc.(Æ)	414	13
DaVita HealthCare Partners, Inc.(Æ)	30	2	Packaging Corp. of America	9,099	567
Dentsply International, Inc.	856	40	PPG Industries, Inc.	3,334	608
Edwards Lifesciences Corp.(Æ)	3,800	248	Rock Tenn Co. Class A	3,793	406
Forest Laboratories, Inc.(Æ)	17,869	841	Scotts Miracle-Gro Co. (The) Class A	3,900	229
HCA Holdings, Inc.	216	10	Sealed Air Corp.	2,127	64
Health Management Associates, Inc. Class			Sherwin-Williams Co. (The)	1,700	320
A(Æ)	2,621	34	Sigma-Aldrich Corp.	193	17
Health Net, Inc.(Æ)	19,406	590	Sonoco Products Co.	45	2
Henry Schein, Inc.(Æ)	34	4	Steel Dynamics, Inc.	1,095	20
Hill-Rom Holdings, Inc.	9,244	381	Timken Co.	5,434	287
Humana, Inc.	5,874	541	Valspar Corp.	6,190	433
Illumina, Inc.(Æ)	144	13			15,048
Impax Laboratories, Inc.(Æ)	5,300	107
Laboratory Corp. of America Holdings(Æ)	169	17	Producer Durables - 15.4%
Life Technologies Corp.(Æ)	2,497	188	ABM Industries, Inc.	2,400	66
LifePoint Hospitals, Inc.(Æ)	460	24	ADT Corp. (The)	11,717	508
Magellan Health Services, Inc.(Æ)	5,003	294	AECOM Technology Corp.(Æ)	20,409	648
MEDNAX, Inc.(Æ)	41	4	AGCO Corp.	11,562	675
Mylan, Inc.(Æ)	281	11	Agilent Technologies, Inc.	21,460	1,089
Omnicare, Inc.	408	23	Air Lease Corp. Class A	16,201	477
Patterson Cos., Inc.	13,430	571	Alaska Air Group, Inc.	7,800	551
Salix Pharmaceuticals, Ltd.(Æ)	128	9	Alliant Techsystems, Inc.	357	39
St. Jude Medical, Inc.	8,825	507	AO Smith Corp.	16,164	835
STERIS Corp.	24,071	1,088	Avery Dennison Corp.	16,232	765
Tenet Healthcare Corp.(Æ)	394	19	B/E Aerospace, Inc.(Æ)	194	16
United Therapeutics Corp.(Æ)	68	6	Booz Allen Hamilton Holding Corp. Class A	6,119	121
Universal Health Services, Inc. Class B	398	32	Brink's Co. (The)	4,200	132
VCA Antech, Inc.(Æ)	355	10	Chicago Bridge & Iron Co.	138	10
WellPoint, Inc.	6,272	532	Cintas Corp.	332	18
Zoetis, Inc. Class A	24,403	772	Colfax Corp.(Æ)	161	9
		11,871	Con-way, Inc.	14,454	595
			Copa Holdings Class A	266	40
Materials and Processing - 9.0%			Covanta Holding Corp.	1,778	31
Airgas, Inc.	7,814	853	Crane Co.	6,413	408
Albemarle Corp.	306	20	Cummins, Inc.	7,394	939
Allegheny Technologies, Inc.	28,109	931	Dover Corp.	102	9
Ashland, Inc.	5,400	500	Electronics For Imaging, Inc.(Æ)	794	27
Axiall Corp.	16,800	653	EMCOR Group, Inc.	8,900	330
Bemis Co., Inc.	29	1	Flir Systems, Inc.	214	6
Berry Plastics Group, Inc.(Æ)	16,523	332	Fluor Corp.	10,052	747
Cabot Corp.	19,906	928	Graco, Inc.	46	4
Celanese Corp. Class A	9,000	504	Harsco Corp.	15,408	430
Coeur Mining, Inc.(Æ)	6,000	73	Huntington Ingalls Industries, Inc.	11,574	828
Commercial Metals Co.	28,508	523	IDEX Corp.	84	6
Compass Minerals International, Inc.	16	1	IHS, Inc. Class A(Æ)	11,343	1,236
Crown Holdings, Inc.(Æ)	9,300	405	Ingersoll-Rand PLC	4,900	331
Eagle Materials, Inc.	37	3	ITT Corp.	15,502	616
Ecolab, Inc.	12,296	1,304	Jacobs Engineering Group, Inc.(Æ)	3,500	213
Fastenal Co.	16,843	839	JB Hunt Transport Services, Inc.	8,000	600
Greif, Inc. Class A	119	6	Joy Global, Inc.	5,174	294
Hexcel Corp.(Æ)	150	6	Kennametal, Inc.	13,496	620
Huntsman Corp.	23,100	536	Kirby Corp.(Æ)	92	8
International Flavors & Fragrances, Inc.	7,888	652	L-3 Communications Holdings, Inc.	89	9
Lennox International, Inc.	7,327	572	Leidos Holdings Inc.	168	8
Martin Marietta Materials, Inc.	7,198	706	Lexmark International, Inc. Class A	21,562	767
Masco Corp.	29,400	621	Lincoln Electric Holdings, Inc.	46	3

See accompanying notes which are an integral part of the financial statements.

110 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Manitowoc Co., Inc. (The)	28,808	561	NVIDIA Corp.	328		5
Manpowergroup, Inc.	8,888	694	Palo Alto Networks, Inc.(Æ)	12,500		527
Matson, Inc.	4,500	122	PMC Sierra, Inc.(Æ)	50,000		294
MAXIMUS, Inc.	195	9	Polycom, Inc.(Æ)	26,100		271
Old Dominion Freight Line, Inc.(Æ)	27	1	RF Micro Devices, Inc.(Æ)	14,500		76
PACCAR, Inc.	131	7	Splunk, Inc.(Æ)	9,700		608
Pentair, Ltd.	6,298	423	Synopsys, Inc.(Æ)	16,700		609
Regal-Beloit Corp.	8,440	619	Tech Data Corp.(Æ)	8,345		434
Republic Services, Inc. Class A	58	2	Teradata Corp.(Æ)	27,936		1,231
Rockwell Automation, Inc.	7,456	823	Tyco International, Ltd.	14,946		547
Rockwell Collins, Inc.	187	13	Ultimate Software Group, Inc.(Æ)	15,699		2,426
Rollins, Inc.	44,227	1,223	VeriSign, Inc.(Æ)	202		11
Ryder System, Inc.	9,667	636	VMware, Inc. Class A(Æ)	4,400		358
Science Applications Inte	96	3	Western Digital Corp.	8,909		620
Southwest Airlines Co.	845	15	Workday, Inc. Class A(Æ)	9,200		689
Stanley Black & Decker, Inc.	262	21				25,545
Stericycle, Inc.(Æ)	17,657	2,050
Textron, Inc.	22,159	638	Utilities - 4.6%
Tidewater, Inc.	8,972	540	American Electric Power Co., Inc.	13,900		651
Trimble Navigation, Ltd.(Æ)	56,511	1,614	American Water Works Co., Inc.	34,102		1,462
Triumph Group, Inc.	8,080	579	Aqua America, Inc.	20,551		518
Verisk Analytics, Inc. Class A(Æ)	84	6	CenterPoint Energy, Inc.	28,604		703
Wabtec Corp.	58	4	DTE Energy Co.	6,547		453
Waste Connections, Inc.	294	13	Energen Corp.	7,753		607
WW Grainger, Inc.	123	33	Entergy Corp.	6,200		401
		25,713	Great Plains Energy, Inc.	749		18
			Integrys Energy Group, Inc.	369		22
Technology - 15.3%			ITC Holdings Corp.	13		1
Amdocs, Ltd.	966	37	NRG Energy, Inc.	38,396		1,095
Aruba Networks, Inc.(Æ)	8,000	150	NV Energy, Inc.	3,947		94
Aspen Technology, Inc.(Æ)	2,400	92	OGE Energy Corp.	310		11
Autodesk, Inc.(Æ)	14,400	575	Pinnacle West Capital Corp.	11,415		639
Benchmark Electronics, Inc.(Æ)	7,700	175	PNM Resources, Inc.	11,313		271
Broadcom Corp. Class A	18,900	505	Public Service Enterprise Group, Inc.	19,600		657
Brocade Communications Systems, Inc.(Æ)	82,316	660	Sempra Energy	28		3
Cadence Design Systems, Inc.(Æ)	37,260	483	UGI Corp.	129		5
Ciena Corp.(Æ)	11,300	263	Vectren Corp.	52		2
Cirrus Logic, Inc.(Æ)	1,200	27	WGL Holdings, Inc.	2,200		99
Concur Technologies, Inc.(Æ)	18,436	1,929				7,712
Cree, Inc.(Æ)	84	5
DST Systems, Inc.	52	4	Total Common Stocks
EchoStar Corp. Class A(Æ)	117	6	(cost $132,090)			157,445
Electronic Arts, Inc.(Æ)	25,349	666
Harris Corp.	12,686	785	Short-Term Investments - 5.6%
Infinera Corp.(Æ)	9,600	98	Russell U.S. Cash Management Fund	9,260,716	(8)	9,261
Ingram Micro, Inc. Class A(Æ)	81	2
Integrated Device Technology, Inc.(Æ)	27,807	296	Total Short-Term Investments
InterDigital, Inc.	2,000	78	(cost $9,261)			9,261
Intersil Corp. Class A	155,944	1,740	Total Investments 99.9%
Juniper Networks, Inc.(Æ)	34,955	651	(identified cost $141,351)			166,706
LinkedIn Corp. Class A(Æ)	11,803	2,641
LSI Corp.	80,304	680	Other Assets and Liabilities,
Marvell Technology Group, Ltd.	53,184	638	Net - 0.1%			229
Maxim Integrated Products, Inc.	19,728	586
Mentor Graphics Corp.	21,160	467	Net Assets - 100.0%			166,935
Microchip Technology, Inc.	199	9
Molex, Inc.	766	30
Motorola Solutions, Inc.	13,207	825
NCR Corp.(Æ)	478	17
NetApp, Inc.	44,292	1,719

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 111

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)		71	USD	9,133	12/13	289
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						289

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$24,196	$—	$—		$24,196	14.5
Consumer Staples	5,303	—	—		5,303	3.2
Energy	11,185	—	—		11,185	6.7
Financial Services	30,872	—	—		30,872	18.5
Health Care	11,871	—	—		11,871	7.1
Materials and Processing	15,048	—	—		15,048	9.0
Producer Durables	25,713	—	—		25,713	15.4
Technology	25,545	—	—		25,545	15.3
Utilities	7,712	—	—		7,712	4.6
Short-Term Investments	—	9,261	—		9,261	5.6
Total Investments	157,445	9,261	—		166,706	99.9
Other Assets and Liabilities, Net						0.1
						100.0
Other Financial Instruments
Futures Contracts	289	—	—		289	0.2
Total Other Financial Instruments*	$289	$—	$—		$289

* Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

112 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$289

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,464

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$359

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 113

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$141,351
Investments, at fair value(>)	166,706
Cash (restricted)(a)	492
Receivables:
Dividends and interest	58
Dividends from affiliated Russell funds	1
Investments sold	2,176
Fund shares sold	189
Total assets	169,622

Liabilities
Payables:
Investments purchased	2,454
Fund shares redeemed	36
Accrued fees to affiliates	120
Other accrued expenses	47
Variation margin on futures contracts	30
Total liabilities	2,687

Net Assets	$166,935

See accompanying notes which are an integral part of the financial statements.

114 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$28
Accumulated net realized gain (loss)	17,472
Unrealized appreciation (depreciation) on:
Investments	25,355
Futures contracts	289
Shares of beneficial interest	126
Additional paid-in capital	123,665
Net Assets	$166,935
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.26
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.07
Class A — Net assets	$2,896,056
Class A — Shares outstanding ($.01 par value)	218,341
Net asset value per share: Class C(#)	$13.16
Class C — Net assets	$671,968
Class C — Shares outstanding ($.01 par value)	51,066
Net asset value per share: Class S(#)	$13.29
Class S — Net assets	$163,366,581
Class S — Shares outstanding ($.01 par value)	12,293,072
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$9,261
(a) Cash Collateral for Futures	$492
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 115

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$2,188
Dividends from affiliated Russell funds	9
Total investment income	2,197

Expenses
Advisory fees	1,218
Administrative fees	73
Custodian fees	65
Distribution fees - Class A	4
Distribution fees - Class C	4
Transfer agent fees - Class A	4
Transfer agent fees - Class C	1
Transfer agent fees - Class S	300
Professional fees	60
Registration fees	60
Shareholder servicing fees - Class C	1
Trustees’ fees	4
Printing fees	8
Miscellaneous	24
Expenses before reductions	1,826
Expense reductions	(340)
Net expenses	1,486
Net investment income (loss)	711

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,369
Futures contracts	1,464
Net realized gain (loss)	19,833
Net change in unrealized appreciation (depreciation) on:
Investments	24,069
Futures contracts	359
Net change in unrealized appreciation (depreciation)	24,428
Net realized and unrealized gain (loss)	44,261
Net Increase (Decrease) in Net Assets from Operations	$44,972

See accompanying notes which are an integral part of the financial statements.

116 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$711	$332
Net realized gain (loss)	19,833	(2,245)
Net change in unrealized appreciation (depreciation)	24,428	1,216
Net increase (decrease) in net assets from operations	44,972	(697)

Distributions
From net investment income
Class A	(5)	(1)
Class C	(1)	(—) **
Class S	(822)	(387)
Net decrease in net assets from distributions	(828)	(388)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(17)	123,893
Total Net Increase (Decrease) in Net Assets	44,127	122,808

Net Assets
Beginning of period	122,808	—
End of period	$166,935	$122,808
Undistributed (overdistributed) net investment income included in net assets	$28	$39
** Less than $500.
(1) For the period February 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 117

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	153	$1,801	90		$886
Proceeds from reinvestment of distributions	1	5	—		1
Payments for shares redeemed	(26)	(291)	—		—
Net increase (decrease)	128	1,515	90		887
Class C
Proceeds from shares sold	47	540	20		200
Payments for shares redeemed	(16)	(206)	—		—
Net increase (decrease)	31	334	20		200
Class S
Proceeds from shares sold	4,084	45,927	15,005		149,756
Proceeds from reinvestment of distributions	56	627	23		229
Payments for shares redeemed	(4,136)	(48,420)	(2,739)		(27,179)
Net increase (decrease)	4	(1,866)	12,289		122,806
Total increase (decrease)	163	$(17)	12,399		$123,893

(1) For the period February 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

118 Russell U.S. Mid Cap Equity Fund

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Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	9.89	.01	3.40	3.41	(.04)
October 31, 2012(4)	10.00	—(f)	(.08)	(.08)	(.03)

Class C
October 31, 2013	9.86	(.07)	3.39	3.32	(.02)
October 31, 2012(4)	10.00	(.05)	(.09)	(.14)	—(f)

Class S
October 31, 2013	9.90	.06	3.39	3.45	(.06)
October 31, 2012(4)	10.00	.03	(.10)	(.07)	(.03)

See accompanying notes which are an integral part of the financial statements.
120 Russell U.S. Mid Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.04)	13.26	34.59	2,896	1.44	1.22	.11	122
(.03)	9.89	(.85)	897	1.44	1.21	.06	96

(.02)	13.16	33.67	672	2.19	1.97	(.63)	122
—(f)	9.86	(1.36)	197	2.24	1.96	(.64)	96

(.06)	13.29	34.87	163,367	1.19	.97	.47	122
(.03)	9.90	(.66)	121,714	1.25	.96	.40	96

See accompanying notes which are an integral part of the financial statements.
Russell U.S. Mid Cap Equity Fund 121

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell U.S. Small Cap Equity Fund - Class A‡			Russell U.S. Small Cap Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	32.97%		1 Year	41.38%
5 Years	16.38	%§	5 Years	18.03	%§
10 Years	7.23	%§	10 Years	8.10	%§

Russell U.S. Small Cap Equity Fund - Class C‡‡			Russell U.S. Small Cap Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	40.01%		1 Year	41.67%
5 Years	16.87	%§	5 Years	18.25	%§
10 Years	7.44	%§	10 Years	8.24	%§

Russell U.S. Small Cap Equity Fund - Class E			Russell 2000® Index **
	Total			Total
	Return			Return
1 Year	41.10%		1 Year	36.28%
5 Years	17.83	%§	5 Years	17.04	%§
10 Years	7.89	%§	10 Years	9.03	%§

Russell U.S. Small Cap Equity Fund - Class I
	Total
	Return
1 Year	41.53%
5 Years	18.13	%§
10 Years	8.16	%§

122 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Small Cap Fund (the “Fund”) employs a multi-	focus and this was reflected in the outperformance of smaller
manager approach whereby portions of the Fund are allocated to	capitalization, more dynamic U.S. companies.
different money managers. Fund assets not allocated to money	However, the potential “tapering” of the Federal Reserve’s
managers are managed by Russell Investment Management	quantitative easing program constrained investors’ risk appetites
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	and spurred bond yields to rise. This resulted in a rotation away
the allocation of the Fund’s assets among money managers at	from higher yield areas of the market, in particular real estate
any time. An exemptive order from the Securities and Exchange	investment trusts (“REITs”) and utilities, which had been seen as
Commission (“SEC”) permits RIMCo to engage or terminate a	bond proxy equities.
money manager at any time, subject to approval by the Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	The combination of these factors created a favorable environment
exemptive order, the Fund is required to notify its shareholders	for both the Fund’s positioning and stock selection. The largest
within 90 days of when a money manager begins providing	tailwinds came from the Fund’s underweight exposure to dividend
services. As of October 31, 2013, the Fund had eleven money	yield, primarily REITs and utilities, and the fund’s pro-recovery
managers.	position that resulted in an overweight exposure to cyclical sectors.
Helped by the Fund’s position, stock selection was positive and
What is the Fund’s investment objective?	accounted for the majority of the Fund’s performance. Favorable
The Fund seeks to provide long term capital growth.	selection was a reflection of the significantly positive performance

How did the Fund perform relative to its benchmark for the	of the Fund’s more dynamic, higher growth managers.
fiscal year ended October 31, 2013?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2013, the Fund’s Class A,	by the Fund and its money managers affect its benchmark
Class C, Class E, Class I, Class S and Class Y Shares gained	relative performance?
41.08%, 40.01%, 41.10%, 41.53%, 41.38%, and 41.67%,	As of October 31, 2013, the Fund had eleven money managers:
respectively. This is compared to the Fund’s benchmark, the	four growth-oriented, two market-oriented and five value-
Russell 2000® Index, which gained 36.28% during the same	oriented. Seven of the ten managers employed for the entire
period. The Fund’s performance includes operating expenses,	fiscal year outperformed their respective benchmarks. The only
whereas index returns are unmanaged and do not include	manager hired during the fiscal year was hired in September and
expenses of any kind.	outperformed for the portion of the fiscal year in which it was a
For the fiscal year ended October 31, 2013, the Lipper Mid-Cap®	manager in the Fund.
Core Funds Average, a group of funds that Lipper considers to	Fiscal year 2013, while not ideal, was a significantly better
have investment strategies similar to those of the Fund, gained	active environment. The threat of high U.S. interest rates caused
33.85%, while the Lipper® Small-Cap Core Funds Average,	investors to rotate out of REITs and other higher yielding areas of
another group of funds that Lipper considers to have investment	the market, which had become unattractive on a valuation basis.
strategies similar to those of the Fund, gained 34.62%. These	This proved a boon for value focused active managers. Paired with
results serve as peer comparisons and are expressed net of	this was investors’ appetite for higher earnings growth companies,
operating expenses.	spurred on by U.S. economic optimism. This was a favorable
RIMCo may assign a money manager a specific style or	tailwind for the manager’s growth strategies, with secular growth
capitalization benchmark other than the Fund’s index. However,	and earnings momentum strategies the most beneficial recipients.
the Fund’s primary index remains the benchmark for the Fund	Chartwell Investment Partners (“Chartwell”) outperformed
and is representative of the aggregate of each money manager’s	the Russell 2000® Value Index for the fiscal year. Helped by
benchmark index.	an underweight exposure to dividend yield, performance was
driven by a combination of stock selection, primarily in financial
How did the market conditions described in the Market	services, and an overweight exposure to cyclical sectors such as
Summary report affect the Fund’s performance?	producer durables.
The fiscal year ended October 31, 2013 saw the fund materially
outperform the Russell 2000® Index. The fiscal year was	ClariVest Asset Management LLC (“ClariVest”) outperformed the
Russell 2000® Index for the fiscal year. A favorable tailwind from characterized by investors’ positive disposition towards the
U.S. economic recovery, spurred by the fiscal cliff resolution	an overweight exposure to momentum and earnings growth aided
in late 2012, despite political machinations in Washington and	positive stock selection, which accounted for all of the manager’s
international growth concerns. The favorable relative conditions	outperformance. Selection in producer durables was the largest
of the U.S. to other nations resulted in a greater U.S. centric	positive contributor.

Russell U.S. Small Cap Equity Fund 123

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

DePrince, Race & Zollo, Inc. (“DePrince”) underperformed the	Index for the period. A favorable environment that saw the
Russell 2000® Value Index for the fiscal year. The manager’s	manager’s overweight exposure to beta (beta is a measure of
dividend focused strategy faced headwinds from investors’	a portfolio’s volatility and its sensitivity to the direction of the
rotation away from yield and as a consequence resulted in negative	market) and leverage rewarded helped support the manager’s
stock selection. Stock selection accounted for all of the manager’s	stock selection. Stock selection accounted for the majority of the
underperformance, with selection in consumer discretionary the	manager’s outperformance, driven by mergers and acquisitions
largest detractor.	activity in consumer discretionary.
EAM Investors, LLC (“EAM”) outperformed the Russell Microcap	Ranger Investment Management, L.P. (“Ranger”) underperformed
Growth Index for the fiscal year. The manager’s momentum focused	the Russell 2000® Growth Index for the fiscal year. Performance
process was rewarded during the period and resulted in positive	was attributable to stock selection, with a number of individual
stock selection that accounted for all of the manager’s excess	names particularly detrimental. Stock selection in technology and
return. Selection in health care, helped by pharmaceutical stock	energy were the largest detractors.
selection, was the largest positive contributor to performance.	Signia Capital Management, LLC (“Signia”) underperformed
Falcon Point Capital, LLC (“Falcon Point”) outperformed the	its linked Russell 2500® Value / Russell 2000® Value Index
Russell 2000® Growth Index for the period. Helped by an	benchmark for the fiscal year. Performance was driven by negative
overweight exposure to earnings growth and favorable stock	stock selection, reflecting a combination of unfavorable factor
specific news, Falcon Point benefited from a combination of	headwinds and individual stock missteps. However the manager’s
positive stock selection and sector exposures. Stock selection in	pro-cyclical sector exposures were beneficial and helped to offset
consumer discretionary was the largest positive contributor, with	the majority of this negative performance. The linked benchmark
an overweight to cyclical sectors also beneficial.	represents the returns of the Russell 2500® Value Index from
Cardinal Capital Management LLC (“Cardinal”) was hired in	November 1, 2012 through August 28, 2013 and the returns of
the Russell 2000® Value Index thereafter.
September 2013 and outperformed its blended Russell 2000®
Value / Russell Microcap Value Index for the portion of the fiscal	RIMCo manages the portion of the Fund’s assets that RIMCo
year in which it was a manager in the Fund. The short term	determines not to allocate to the money managers. Assets not
performance was helped by strong positive stock selection in the	allocated to managers include the Fund’s liquidity reserves and
consumer discretionary sector.	assets which may be managed directly by RIMCo to modify
Huber Capital Management (“Huber”) was terminated in	the Fund’s overall portfolio characteristics to seek to achieve
September 2013 and outperformed the Russell 2000® Value Index	the desired risk/return profile for the Fund. During the period,
for the portion of the fiscal year in which it was a manager in the	RIMCo equitized the Fund’s cash using index futures contracts
Fund. While benefiting from a favorable market environment,	to ensure that the Fund had full market exposure. This had a
performance was driven by stock specific drivers, with a key	positive impact on the Fund’s performance.
holding in financial services particularly additive to performance.

Jacobs Levy Equity Management, Inc. (“Jacobs”) outperformed	Describe any changes to the Fund’s structure or the money
the Russell 2000® Value Index for the fiscal year. The manager’s	manager line-up.
tilt towards smaller, higher growth companies was rewarded	In September 2013, RIMCo terminated Huber Capital
during the period and provided a strong tailwind to the manager’s	Management, LLC and hired Cardinal Capital Management, LLC.
quantitative stock selection. Stock selection accounted for the	RIMCo’sdecisionwasbaseduponacombinationoffavorabletiming
majority of the manager’s outperformance, with selection in	and RIMCo’s desire to lock in the significant outperformance of
energy and producer durables the largest positive contributors.	Huber and rotate into a lower AUM manager who RIMCo believes
Next Century Growth Investors, LLC (“Next Century”)	has greater opportunity to exploit opportunities in U.S. microcap
outperformed the Russell 2000® Growth Index for the fiscal year.	stocks.
Performance was driven by the manager’s overweight exposure to	During the period, Signia’s mandate was changed from the Russell
secular growth companies, particularly within computer software.	2500™ Value Index to the Russell 2000® Value Index. This
As a result stock selection was positive, driving the majority of	decision was intended to better align the manager’s mandate with
the manager’s outperformance, with an overweight to cyclical	the Fund’s benchmark and provide the Fund greater exposure to
sectors also beneficial.	U.S. microcap stocks.
PENN Capital Management Company, Inc. (“PENN”)
outperformed their blended Russell 2000® / Russell Microcap

124 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Money Managers as of October 31,		The views expressed in this report reflect those of the portfolio
2013	Styles	managers only through the end of the period covered by
Cardinal Capital Management LLC	Small Cap Value	the report. These views do not necessarily represent the
Chartwell Investment Partners	Small Cap Value	views of RIMCo, or any other person in RIMCo or any other
ClariVest Asset Management LLC	Small Cap Core	affiliated organization. These views are subject to change
DePrince, Race & Zollo, Inc.	Small Cap Value	at any time based upon market conditions or other events,
EAM Investors, LLC	Micro Growth	and RIMCo disclaims any responsibility to update the views
Falcon Point Capital, LLC	Small Cap Growth
Jacobs Levy Equity Management, Inc.	Small Cap Value	contained herein. These views should not be relied on as
Next Century Growth Investors, LLC	Small Cap Growth	investment advice and, because investment decisions for
PENN Capital Management Company, Inc.	Microcap/Small	a Russell Investment Company (“RIC”) Fund are based on
	Cap	numerous factors, should not be relied on as an indication
Ranger Investment Management, L.P.	Small Cap Growth	of investment decisions of any RIC Fund.
Signia Capital Management, LLC	Small Cap Value

*	Assumes initial investment on November 1, 2003.

**	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000®
Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Small Cap Equity Fund 125

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,207.80	$1,019.00
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$6.84	$6.26

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,203.20	$1,015.22
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$11.00	$10.06
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.98%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,207.60	$1,019.00
	Expenses Paid During Period*	$6.84	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

126 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,209.80	$1,020.67
Expenses Paid During Period*	$5.01	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,209.20	$1,020.27
Expenses Paid During Period*	$5.46	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,210.50	$1,021.32
Expenses Paid During Period*	$4.29	$3.92

* Expenses are equal to the Fund's annualized expense ratio of 0.77%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Small Cap Equity Fund 127

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 95.1%			Inter Parfums, Inc.	98,510	3,464
			Isle of Capri Casinos, Inc.(Æ)	189,935	1,540
Consumer Discretionary - 15.5%			Jack in the Box, Inc.(Æ)	251,726	10,240
1-800-Flowers.com, Inc. Class A(Æ)	35,000	190	JAKKS Pacific, Inc.	68,996	444
Abercrombie & Fitch Co. Class A	87,660	3,285	Johnson Outdoors, Inc. Class A	6,000	165
AFC Enterprises, Inc.(Æ)	27,616	1,231	Jones Group, Inc. (The)	152,680	2,373
Angie's List, Inc.(Æ)(Ñ)	65,496	923	Journal Communications, Inc. Class A(Æ)	234,127	1,955
ANN, Inc.(Æ)	94,501	3,342	KAR Auction Services, Inc.	54,400	1,617
Asbury Automotive Group, Inc.(Æ)	80,817	3,883	Kirkland's, Inc.(Æ)	42,568	756
Ballantyne Strong, Inc.(Æ)	11,400	57	Krispy Kreme Doughnuts, Inc.(Æ)	227,443	5,518
Bally Technologies, Inc.(Æ)	62,261	4,554	La-Z-Boy, Inc.	8,900	205
Beazer Homes USA, Inc.(Æ)(Ñ)	64,912	1,179	LeapFrog Enterprises, Inc. Class A(Æ)(Ñ)	341,487	2,923
Big 5 Sporting Goods Corp.	8,000	151	Libbey, Inc.(Æ)	68,300	1,458
Black Diamond, Inc.(Æ)(Ñ)	155,432	2,317	Life Time Fitness, Inc.(Æ)	14,949	679
Bob Evans Farms, Inc.	7,600	434	LIN Media LLC Class A(Æ)	101,769	2,500
Brown Shoe Co., Inc.	54,500	1,223	Lithia Motors, Inc. Class A	31,557	1,983
Buffalo Wild Wings, Inc.(Æ)	10,342	1,475	Lumber Liquidators Holdings, Inc.(Æ)(Ñ)	17,013	1,943
Callaway Golf Co.	174,987	1,475	Marchex, Inc. Class A	4,383	39
Carmike Cinemas, Inc.(Æ)	124,980	2,861	MarineMax, Inc.(Æ)	47,852	705
Cato Corp. (The) Class A	117,850	3,532	Marriott Vacations Worldwide Corp.(Æ)	36,288	1,817
Celestica, Inc.(Æ)	54,600	598	Matthews International Corp. Class A	54,988	2,232
Cheesecake Factory, Inc. (The)	62,980	2,976	MDC Holdings, Inc.	139,020	4,058
Chico's FAS, Inc.	181,010	3,104	MDC Partners, Inc. Class A	343,654	10,595
Children's Place Retail Stores, Inc. (The)(Æ)	30,000	1,638	Media General, Inc. Class A(Æ)(Ñ)	133,247	1,943
Chuy's Holdings, Inc.(Æ)	54,458	2,048	Men's Wearhouse, Inc. (The)	92,462	3,911
Cinemark Holdings, Inc.	12,800	420	Meritage Homes Corp.(Æ)	23,326	1,059
Citi Trends, Inc.(Æ)	323,661	4,751	Meritor, Inc.(Æ)	72,653	499
Constant Contact, Inc.(Æ)	30,509	790	Monro Muffler Brake, Inc.(Ñ)	61,625	2,835
Cracker Barrel Old Country Store, Inc.	2,100	231	Motorcar Parts of America, Inc.(Æ)	52,725	721
Criteo SA(Æ)	18,543	655	Move, Inc.(Æ)	45,182	767
Cumulus Media, Inc. Class A(Æ)	292,147	1,747	Multimedia Games Holding Co., Inc.(Æ)	134,864	4,384
Deckers Outdoor Corp.(Æ)(Ñ)	92,588	6,373	New York & Co., Inc.(Æ)	64,388	330
Del Frisco's Restaurant Group, Inc.(Æ)	49,302	892	Nexstar Broadcasting Group, Inc. Class A	30,690	1,362
Destination Maternity Corp.	23,173	724	Noodles & Co. Class A(Æ)(Ñ)	24,261	1,062
Destination XL Group, Inc.(Æ)	92,170	641	Nutrisystem, Inc.	52,817	993
Digital Cinema Destinations Corp. Class			Orient-Express Hotels, Ltd. Class A(Æ)	89,979	1,198
A(Æ)	127,074	629	PAM Transportation Services, Inc.(Æ)	2,000	35
Einstein Noah Restaurant Group, Inc.(Å)	196,126	3,499	Papa John's International, Inc.	28,400	2,149
Entravision Communications Corp. Class A	121,986	822	PCM, Inc.(Æ)	10,300	108
Ethan Allen Interiors, Inc.	112,495	2,997	Perry Ellis International, Inc.	22,900	435
EW Scripps Co. Class A(Æ)	84,692	1,679	Pier 1 Imports, Inc.	243,057	5,075
Express, Inc.(Æ)	251,720	5,842	Pinnacle Entertainment, Inc.(Æ)	46,233	1,082
Fiesta Restaurant Group, Inc.(Æ)	45,126	1,913	Red Robin Gourmet Burgers, Inc.(Æ)	65,715	5,006
Finish Line, Inc. (The) Class A	112,786	2,824	Regis Corp.	184,065	2,669
Franklin Covey Co.(Æ)	23,918	450	Rentrak Corp.(Æ)	21,465	805
Fred's, Inc. Class A	90,903	1,473	Ritchie Bros Auctioneers, Inc.(Ñ)	144,985	2,871
Fuel Systems Solutions, Inc.(Æ)	250,113	4,492	Rocky Brands, Inc.	113,680	1,723
Full House Resorts, Inc.(Æ)	318,488	876	Ruby Tuesday, Inc.(Æ)	425,298	2,522
Gentherm, Inc.(Æ)	89,600	2,092	Ruth's Hospitality Group, Inc.	51,900	633
G-III Apparel Group, Ltd.(Æ)	79,500	4,509	Scientific Games Corp. Class A(Æ)	77,485	1,416
Gordmans Stores, Inc.	15,321	152	Shutterstock, Inc.(Æ)(Ñ)	15,532	1,100
Grand Canyon Education, Inc.(Æ)	73,106	3,456	Six Flags Entertainment Corp.	30,100	1,132
Gray Television, Inc.(Æ)	380,800	3,218	Skechers U.S.A., Inc. Class A(Æ)	15,400	449
Group 1 Automotive, Inc.(Ñ)	51,072	3,269	Skullcandy, Inc.(Æ)	95,259	598
Guess?, Inc.	66,580	2,081	Smith & Wesson Holding Corp.(Æ)(Ñ)	57,600	621
Harman International Industries, Inc.	2,600	211	Sonic Automotive, Inc. Class A	71,200	1,586
Harte-Hanks, Inc.	54,624	435	Sonic Corp.(Æ)	208,500	4,024
Haverty Furniture Cos., Inc.	5,240	146	Stage Stores, Inc.	173,600	3,585
HealthStream, Inc.(Æ)	22,761	813	Stamps.com, Inc.(Æ)	23,047	1,047
Helen of Troy, Ltd.(Æ)	90,300	4,219	Stein Mart, Inc.	40,200	594
Imax Corp.(Æ)(Ñ)	34,329	1,001

See accompanying notes which are an integral part of the financial statements.

128 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Steven Madden, Ltd.(Æ)	104,050	3,816	Carrizo Oil & Gas, Inc.(Æ)	91,676	4,019
Stoneridge, Inc.(Æ)	80,906	1,032	Clayton Williams Energy, Inc.(Æ)	8,102	631
Texas Roadhouse, Inc. Class A	27,100	743	Comstock Resources, Inc.	73,470	1,257
Thor Industries, Inc.	18,600	1,079	Dawson Geophysical Co.(Æ)	16,200	474
Tile Shop Holdings, Inc.(Æ)	66,613	1,487	Delek US Holdings, Inc.	115,310	2,946
Tilly's, Inc. Class A(Æ)	11,788	172	Energy XXI Bermuda, Ltd.	24,425	710
TiVo, Inc.(Æ)	152,600	2,028	Goodrich Petroleum Corp.(Æ)(Ñ)	25,908	606
Town Sports International Holdings, Inc.	12,200	158	Green Plains Renewable Energy, Inc.	31,800	513
TravelCenters of America LLC(Æ)	118,868	988	Gulf Island Fabrication, Inc.	10,401	262
TRI Pointe Homes, Inc.(Æ)(Ñ)	30,894	492	Gulfport Energy Corp.(Æ)	83,694	4,912
Tuesday Morning Corp.(Æ)	46,934	664	Hallador Energy Co.	4,476	34
Universal Electronics, Inc.(Æ)	20,076	781	Helix Energy Solutions Group, Inc.(Æ)	33,705	797
Universal Technical Institute, Inc.	3,700	49	Hercules Offshore, Inc.(Æ)	245,254	1,668
ValueClick, Inc.(Æ)	27,800	534	Hornbeck Offshore Services, Inc.(Æ)	30,000	1,658
Viad Corp.	14,800	395	James River Coal Co.(Æ)(Ñ)	40,306	77
West Marine, Inc.(Æ)	203,114	2,480	Key Energy Services, Inc.(Æ)	234,812	1,836
Winnebago Industries, Inc.(Æ)	28,000	830	Kodiak Oil & Gas Corp.(Æ)	59,743	775
Zagg, Inc.(Æ)(Ñ)	63,842	303	Magnum Hunter Resources Corp.(Æ)(Ñ)	170,260	1,214
Zale Corp.(Æ)	61,116	955	Matador Resources Co.(Æ)	90,095	1,659
		253,322	Matrix Service Co.(Æ)	2,100	44
			Midstates Petroleum Co., Inc.(Æ)(Ñ)	78,225	441
Consumer Staples - 2.7%			Miller Energy Resources, Inc.(Æ)	98,974	669
Alliance One International, Inc.(Æ)	42,600	127	Natural Gas Services Group, Inc.(Æ)	109,547	3,066
Andersons, Inc. (The)	59,075	4,382	Pacific Drilling SA(Æ)	228,880	2,602
Annie's, Inc.(Æ)(Ñ)	91,396	4,319	Patterson-UTI Energy, Inc.	169,813	4,120
Boulder Brands, Inc.(Æ)(Ñ)	238,657	3,912	PBF Energy, Inc. Class A(Ñ)	30,100	793
Calavo Growers, Inc.	43,700	1,298	PDC Energy, Inc.(Æ)	78,684	5,336
Casey's General Stores, Inc.	74,800	5,451	Penn Virginia Corp.(Æ)(Ñ)	97,904	833
Chiquita Brands International, Inc.(Æ)	193,031	1,998	PetroQuest Energy, Inc.(Æ)	740,929	3,497
Core-Mark Holding Co., Inc.	28,532	2,018	Pioneer Energy Services Corp.(Æ)	84,900	713
Craft Brew Alliance, Inc.(Æ)	46,654	757	PowerSecure International, Inc.(Æ)	88,629	1,602
Diamond Foods, Inc.(Æ)(Ñ)	28,791	703	REX American Resources Corp.(Æ)	11,430	330
Fairway Group Holdings Corp. Class A(Æ)			RigNet, Inc.(Æ)	18,986	700
(Ñ)	57,438	1,403	Rowan Companies PLC(Æ)	140,280	5,061
Farmer Bros Co.(Æ)	31,910	576	Sanchez Energy Corp.(Æ)(Ñ)	33,326	950
Fresh Del Monte Produce, Inc.	40,890	1,087	Superior Energy Services, Inc.(Æ)	120,349	3,229
Fresh Market, Inc. (The)(Æ)	12,052	614	Synergy Resources Corp.(Æ)	148,811	1,542
Ingles Markets, Inc. Class A	14,700	379	TETRA Technologies, Inc.(Æ)	65,334	847
J&J Snack Foods Corp.	6,000	513	Triangle Petroleum Corp.(Æ)	634,531	6,707
John B Sanfilippo & Son, Inc.	48,985	1,204	Unit Corp.(Æ)	98,380	5,058
Limoneira Co.	36,600	964	US Antimony Corp.(Æ)	682,764	1,079
Medifast, Inc.(Æ)	7,500	175	Vantage Drilling Co.(Æ)(Ñ)	308,539	549
Natural Grocers by Vitamin Cottage, Inc.			Warren Resources, Inc.(Æ)	112,000	351
(Æ)(Ñ)	75,385	3,008	Western Refining, Inc.(Ñ)	64,755	2,090
Omega Protein Corp.(Æ)	21,200	198	Westmoreland Coal Co.(Æ)	1,400	20
Pinnacle Foods, Inc.	8,500	230	Willbros Group, Inc.(Æ)	73,388	716
Sanderson Farms, Inc.	7,500	474	World Fuel Services Corp.	19,600	748
TreeHouse Foods, Inc.(Æ)	111,742	8,186			97,876
		43,976
			Financial Services - 19.9%
Energy - 6.0%			1st United Bancorp, Inc.	8,700	66
Approach Resources, Inc.(Æ)(Ñ)	167,350	4,711	AG Mortgage Investment Trust, Inc.(ö)	12,100	198
Athlon Energy, Inc.(Æ)	14,575	479	Agree Realty Corp.(ö)	2,407	76
Basic Energy Services, Inc.(Æ)	77,051	1,130	Alexander & Baldwin, Inc.	76,295	2,823
Bill Barrett Corp.(Æ)(Ñ)	22,216	615	American Equity Investment Life Holding
Bonanza Creek Energy, Inc.(Æ)	62,148	3,141	Co.(Ñ)	151,525	3,158
C&J Energy Services, Inc.(Æ)(Ñ)	25,707	592	American National Bankshares, Inc.	2,300	53
Cal Dive International, Inc.(Æ)(Ñ)	1,256,006	2,474	AMERISAFE, Inc.	24,989	962
Callon Petroleum Co.(Æ)	122,676	838	AmREIT, Inc. Class B(ö)	10,700	188
CARBO Ceramics, Inc.(Ñ)	33,150	4,155	Anworth Mortgage Asset Corp.(ö)	447,440	2,197

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 129

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Apollo Residential Mortgage, Inc.(ö)	14,800	223	Evercore Partners, Inc. Class A	14,415	728
Arbor Realty Trust, Inc.(ö)	74,794	497	Extra Space Storage, Inc.(ö)	31,600	1,453
Ares Commercial Real Estate Corp.(ö)	94,800	1,178	FBL Financial Group, Inc. Class A	3,300	148
Argo Group International Holdings, Ltd.	111,251	4,670	FBR & Co.(Æ)	30,297	803
Arlington Asset Investment Corp. Class A	5,500	136	FelCor Lodging Trust, Inc.(Æ)(ö)	270,177	1,816
Assurant, Inc.	20,100	1,175	Fidelity Southern Corp.	2,012	31
Astoria Financial Corp.	194,820	2,574	Financial Engines, Inc.(Ñ)	62,214	3,476
Baldwin & Lyons, Inc. Class B	1,600	44	Financial Institutions, Inc.	9,628	228
Bancfirst Corp.	6,000	333	First Bancorp	3,910	59
Bancorp, Inc.(Æ)	297,450	4,810	First Busey Corp.	91,565	473
Bank of the Ozarks, Inc.	160,434	7,938	First Defiance Financial Corp.	4,182	108
Banner Corp.	20,700	792	First Financial Bancorp	180,290	2,798
BBCN Bancorp, Inc.	90,400	1,341	First Financial Bankshares, Inc.(Ñ)	35,464	2,181
BGC Partners, Inc. Class A	65,600	349	First Financial Corp.	8,800	304
BioMed Realty Trust, Inc.(ö)	266,778	5,314	First Industrial Realty Trust, Inc.(ö)	95,000	1,717
Boston Private Financial Holdings, Inc.	192,148	2,189	First Interstate Bancsystem, Inc. Class A	21,014	528
Bridge Bancorp, Inc.	800	18	First Merchants Corp.	34,166	642
Bridge Capital Holdings(Æ)	500	9	First Midwest Bancorp, Inc.	221,350	3,681
Broadridge Financial Solutions, Inc.	13,700	482	First NBC Bank Holding Co.(Æ)	16,951	452
Brookline Bancorp, Inc.	298,897	2,651	First Republic Bank	11,600	592
Calamos Asset Management, Inc. Class A	60,666	596	FirstMerit Corp.	104,113	2,338
Campus Crest Communities, Inc.(ö)	193,830	1,940	FNB Corp.	221,600	2,772
Capital Bank Financial Corp. Class A(Æ)	25,300	562	Forestar Group, Inc.(Æ)	88,032	1,966
CapitalSource, Inc.	124,400	1,627	Franklin Street Properties Corp.(ö)	193,093	2,549
Capitol Federal Financial, Inc.	233,556	2,959	FXCM, Inc. Class A	75,920	1,244
Capstead Mortgage Corp.(ö)	275,674	3,261	Gain Capital Holdings, Inc.	261,267	2,735
Cardinal Financial Corp.	121,000	1,997	German American Bancorp, Inc.	4,481	122
Cardtronics, Inc.(Æ)	250,595	9,836	GFI Group, Inc.	709,604	2,462
Cash America International, Inc.	23,200	915	Global Cash Access Holdings, Inc.(Æ)	199,800	1,658
Cedar Realty Trust, Inc.(ö)	102,596	586	Great Southern Bancorp, Inc.	12,739	358
Center Bancorp, Inc.	1,482	22	Green Dot Corp. Class A(Æ)	65,610	1,408
Centerstate Banks, Inc.	6,633	65	Hancock Holding Co.	89,641	2,938
Central Pacific Financial Corp.	31,430	579	Hanmi Financial Corp.	127,006	2,220
Chambers Street Properties(Ñ)(ö)	43,400	405	Hanover Insurance Group, Inc. (The)	43,300	2,535
Chemical Financial Corp.	72,410	2,121	HCI Group, Inc.(Ñ)	15,264	671
Citizens & Northern Corp.	2,512	50	Healthcare Realty Trust, Inc.(ö)	118,650	2,849
CoBiz Financial, Inc.	29,249	317	Heartland Financial USA, Inc.	5,921	157
Columbia Banking System, Inc.	25,500	655	Hercules Technology Growth Capital, Inc.	98,400	1,519
Community Trust Bancorp, Inc.	8,000	341	Heritage Financial Corp.	7,600	123
Consolidated-Tomoka Land Co.	24,800	931	HFF, Inc. Class A	69,325	1,702
CoreLogic, Inc.(Æ)	34,600	1,151	Hilltop Holdings, Inc.(Æ)	174,590	3,027
Crawford & Co. Class B	6,876	76	Home BancShares, Inc.	76,977	2,608
CVB Financial Corp.	150,495	2,188	Home Loan Servicing Solutions, Ltd.	128,827	3,042
Diamond Hill Investment Group, Inc.	20,374	2,247	Home Properties, Inc.(ö)	34,300	2,069
DiamondRock Hospitality Co.(ö)	295,310	3,364	HomeStreet, Inc.	28,822	548
Dime Community Bancshares, Inc.	39,500	646	HomeTrust Bancshares, Inc.(Æ)	3,500	57
Douglas Emmett, Inc.(ö)	20,700	516	Horace Mann Educators Corp.	108,009	2,992
DuPont Fabros Technology, Inc.(Ñ)(ö)	79,600	1,978	Howard Hughes Corp. (The)(Æ)	10,400	1,217
Eagle Bancorp, Inc.(Æ)	98,916	2,616	Iberiabank Corp.	118,311	6,913
EastGroup Properties, Inc.(ö)	15,900	1,012	Infinity Property & Casualty Corp.	47,084	3,229
Education Realty Trust, Inc. Class A(ö)	299,775	2,740	Interactive Brokers Group, Inc. Class A	8,700	180
eHealth, Inc.(Æ)	47,325	2,017	Invesco Mortgage Capital, Inc.(ö)	24,100	372
Ellington Financial LLC	88,860	2,026	Investment Technology Group, Inc.(Æ)	93,600	1,499
Employers Holdings, Inc.	24,043	723	Investors Real Estate Trust(ö)	124,800	1,076
Encore Capital Group, Inc.(Æ)	49,218	2,404	JAVELIN Mortgage Investment Corp.(Ñ)(ö)	18,800	223
Enterprise Financial Services Corp.	6,500	117	Kite Realty Group Trust(ö)	34,804	223
EPR Properties(ö)	44,500	2,286	Lakeland Financial Corp.	11,602	413
Equity Lifestyle Properties, Inc. Class A(ö)	4,800	182	LaSalle Hotel Properties(ö)	116,566	3,619
Equity One, Inc.(ö)	3,900	94	Maiden Holdings, Ltd.	88,747	972
Euronet Worldwide, Inc.(Æ)	30,300	1,315	MainSource Financial Group, Inc.	5,900	96

See accompanying notes which are an integral part of the financial statements.

130 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Manning & Napier, Inc. Class A	26,629	442	Sterling Bancorp	31,432	464
MarketAxess Holdings, Inc.	59,699	3,894	Sterling Financial Corp.	5,124	148
MB Financial, Inc.	44,300	1,316	Stifel Financial Corp.(Æ)	17,527	718
MCG Capital Corp.	86,600	408	Summit Hotel Properties, Inc.(ö)	183,220	1,684
Medical Properties Trust, Inc.(ö)	69,800	910	Susquehanna Bancshares, Inc.	101,600	1,197
Mercantile Bank Corp.	2,600	57	SVB Financial Group(Æ)(Ñ)	39,710	3,803
Merchants Bancshares, Inc.	1,800	54	SY Bancorp, Inc.	3,878	116
Meta Financial Group, Inc.	35,900	1,336	Symetra Financial Corp.	95,000	1,779
Metro Bancorp, Inc.(Æ)	5,400	115	Synovus Financial Corp.	319,178	1,037
Mid-America Apartment Communities, Inc.			Taubman Centers, Inc.(ö)	7,700	507
(Ñ)(ö)	29,850	1,982	TCP Capital Corp.	32,900	548
MoneyGram International, Inc.(Æ)	28,010	591	Territorial Bancorp, Inc.	4,663	102
National Bank Holdings Corp. Class A	90,660	1,904	Texas Capital Bancshares, Inc.(Æ)	68,520	3,566
Navigators Group, Inc. (The)(Æ)	13,400	754	Third Point Reinsurance, Ltd.(Æ)	13,639	213
Nelnet, Inc. Class A	95,816	4,085	Trico Bancshares	14,600	369
New Residential Investment Corp.(ö)	424,242	2,804	UCP, Inc. Class A(Æ)	36,165	510
Northfield Bancorp, Inc.	63,530	821	UMB Financial Corp.	85,566	5,042
Northwest Bancshares, Inc.	38,480	538	UMH Properties, Inc.(ö)	4,700	47
OceanFirst Financial Corp.	29,542	520	Umpqua Holdings Corp.(Ñ)	222,550	3,643
OFG Bancorp	81,618	1,209	United Bankshares, Inc.(Ñ)	59,750	1,767
Old National Bancorp	98,230	1,428	United Community Banks, Inc.(Æ)	132,300	2,063
One Liberty Properties, Inc.(ö)	16,886	357	United Financial Bancorp, Inc.	52,602	825
Oritani Financial Corp.	34,357	557	United Fire Group, Inc.	67,340	2,135
Pacific Continental Corp.	175,643	2,420	ViewPoint Financial Group, Inc.	78,404	1,710
Pacific Premier Bancorp, Inc.(Æ)	30,947	430	Washington Federal, Inc.	126,365	2,879
PacWest Bancorp(Ñ)	83,975	3,195	Washington Real Estate Investment Trust(ö)	89,990	2,359
Park Sterling Corp.	18,101	118	Washington Trust Bancorp, Inc.	7,713	254
PennyMac Mortgage Investment Trust(ö)	48,700	1,124	Webster Financial Corp.	68,000	1,897
Peoples Bancorp, Inc.	12,800	287	WesBanco, Inc.	24,845	730
Pinnacle Financial Partners, Inc.	38,300	1,187	Westamerica Bancorporation(Ñ)	56,239	2,895
Piper Jaffray Cos.(Æ)	90,085	3,233	Westfield Financial, Inc.	9,300	67
Platinum Underwriters Holdings, Ltd.	30,900	1,922	Wilshire Bancorp, Inc.	110,025	932
Portfolio Recovery Associates, Inc.(Æ)	63,896	3,799	Winthrop Realty Trust(ö)	45,486	535
Post Properties, Inc.(ö)	4,200	192	WisdomTree Investments, Inc.(Æ)	89,793	1,248
Preferred Bank(Æ)	2,100	40	WNS Holdings, Ltd. - ADR(Æ)	55,298	1,244
PrivateBancorp, Inc. Class A	295,597	7,201	WSFS Financial Corp.	7,990	559
ProAssurance Corp.	23,940	1,085			323,799
Prosperity Bancshares, Inc.	5,600	350
Provident Financial Holdings, Inc.	9,268	141	Health Care - 9.7%
Provident Financial Services, Inc.	11,300	212	Abiomed, Inc.(Æ)	84,747	2,032
PS Business Parks, Inc.(ö)	42,225	3,441	Acadia Healthcare Co., Inc.(Æ)	47,879	2,076
Regional Management Corp.(Æ)	88,605	2,836	Addus HomeCare Corp.(Æ)	22,527	582
Retail Opportunity Investments Corp.(ö)	41,976	621	Affymetrix, Inc.(Æ)(Ñ)	210,402	1,488
Rockville Financial, Inc.	73,500	967	Air Methods Corp.(Ñ)	82,180	3,593
S&T Bancorp, Inc.	6,400	157	Akorn, Inc.(Æ)	214,610	4,387
Sabra Health Care REIT, Inc.(ö)	64,200	1,727	Albany Molecular Research, Inc.(Æ)	70,503	924
Safety Insurance Group, Inc.	13,158	720	Alliance HealthCare Services, Inc.(Æ)	7,800	197
Sandy Spring Bancorp, Inc.	11,900	291	Almost Family, Inc.	12,100	233
Selective Insurance Group, Inc.	204,539	5,373	AMAG Pharmaceuticals, Inc.(Æ)	27,320	737
Sierra Bancorp	1,093	21	Ampio Pharmaceuticals, Inc.(Æ)(Ñ)	62,423	552
Signature Bank(Æ)	49,670	5,057	Amsurg Corp. Class A(Æ)	26,900	1,154
Simmons First National Corp. Class A	8,229	269	Anacor Pharmaceuticals, Inc.(Æ)(Ñ)	58,703	764
Southwest Bancorp, Inc.(Æ)	9,475	152	Analogic Corp.	45,625	4,208
Sovran Self Storage, Inc.(ö)	1,400	107	AngioDynamics, Inc.(Æ)	44,986	707
Spirit Realty Capital, Inc.(ö)	95,900	1,003	Anika Therapeutics, Inc.(Æ)	22,216	664
StanCorp Financial Group, Inc.	8,700	512	ArthroCare Corp.(Æ)	87,354	3,271
Starwood Property Trust, Inc.(ö)	25,000	642	athenahealth, Inc.(Æ)(Ñ)	21,010	2,805
State Auto Financial Corp.	4,000	76	BioCryst Pharmaceuticals, Inc.(Æ)(Ñ)	86,455	498
State Bank Financial Corp.	17,748	303	Bio-Rad Laboratories, Inc. Class A(Æ)	2,000	247
Stellus Capital Investment Corp.	5,900	88	BioTelemetry, Inc.(Æ)	72,856	666

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 131

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cadence Pharmaceuticals, Inc. Class A(Æ)	389,741	1,921	Receptos, Inc.(Æ)	19,643	502
Cambrex Corp.(Æ)	86,523	1,455	Repligen Corp.(Æ)	52,620	576
Cantel Medical Corp.	82,520	2,896	Rigel Pharmaceuticals, Inc.(Æ)	194,072	600
Capital Senior Living Corp.(Æ)	158,478	3,515	Rockwell Medical, Inc.(Æ)(Ñ)	66,721	769
Cardiovascular Systems, Inc.(Æ)	26,958	818	RTI Surgical, Inc.(Æ)	756,269	2,110
Cempra, Inc.(Æ)	57,849	657	Sagent Pharmaceuticals, Inc.(Æ)	31,177	676
Centene Corp.(Æ)	117,516	6,600	Sangamo Biosciences, Inc.(Æ)(Ñ)	68,646	643
Cerus Corp.(Æ)(Ñ)	99,151	626	Sciclone Pharmaceuticals, Inc.(Æ)	35,800	169
CONMED Corp.	141,886	5,146	Select Medical Holdings Corp.	84,400	716
Corvel Corp.(Æ)	17,291	719	Solta Medical, Inc.(Æ)	148,919	275
Cynosure, Inc. Class A(Æ)	55,687	1,203	STERIS Corp.	37,950	1,715
DexCom, Inc.(Æ)	41,629	1,196	Techne Corp.	12,400	1,084
Dyax Corp.(Æ)	96,291	791	TESARO, Inc.(Æ)	11,341	437
Dynavax Technologies Corp.(Æ)	4,800	6	TherapeuticsMD, Inc.(Æ)	129,690	547
Emergent Biosolutions, Inc.(Æ)	82,500	1,611	Tornier NV(Æ)	36,820	792
Endologix, Inc.(Æ)	129,933	2,348	Trinity Biotech PLC - ADR	75,564	1,889
Exactech, Inc.(Æ)	6,900	157	Triple-S Management Corp. Class B(Æ)	42,900	764
Fluidigm Corp.(Æ)	29,790	938	Unilife Corp.(Æ)(Ñ)	254,009	770
Furiex Pharmaceuticals, Inc.(Æ)	11,173	437	ViroPharma, Inc.(Æ)	14,675	570
Gentiva Health Services, Inc.(Æ)	16,455	188			157,939
Geron Corp.(Æ)	128,094	506
Globus Medical, Inc. Class A(Æ)	37,200	714	Materials and Processing - 5.0%
Greatbatch, Inc.(Æ)	133,875	5,103	A Schulman, Inc.	32,824	1,087
Haemonetics Corp.(Æ)	100,000	4,056	AAON, Inc.	26,810	724
Hanger, Inc.(Æ)	107,042	3,928	Aceto Corp.	40,800	651
Health Net, Inc.(Æ)	47,650	1,449	American Pacific Corp.(Æ)	16,100	733
HMS Holdings Corp.(Æ)	97,790	2,066	Axiall Corp.	17,447	678
Horizon Pharma, Inc.(Æ)	131,991	553	Beacon Roofing Supply, Inc.(Æ)	60,261	2,092
ICON PLC(Æ)	194,760	7,876	Belden, Inc.	9,700	652
Insmed, Inc.(Æ)	45,416	647	Berry Plastics Group, Inc.(Æ)	115,863	2,327
Insulet Corp.(Æ)	137,936	5,382	Cabot Corp.	202,361	9,432
Insys Therapeutics, Inc.(Æ)	15,541	620	Calgon Carbon Corp.(Æ)	180,150	3,594
Intercept Pharmaceuticals, Inc.(Æ)	9,414	511	Clarcor, Inc.	53,497	3,128
Intrexon Corp.(Æ)(Ñ)	42,394	899	Comfort Systems USA, Inc.	39,608	738
Keryx Biopharmaceuticals, Inc.(Æ)(Ñ)	63,204	654	Commercial Metals Co.	121,800	2,236
Kindred Healthcare, Inc.	69,000	958	Culp, Inc.	24,200	468
KYTHERA Biopharmaceuticals, Inc.(Æ)(Ñ)	16,422	734	Ferro Corp.(Æ)	55,090	707
Lannett Co., Inc.(Æ)	74,301	1,754	Gibraltar Industries, Inc.(Æ)	18,619	298
Ligand Pharmaceuticals, Inc. Class B(Æ)	45,760	2,369	Greif, Inc. Class A	3,700	198
Magellan Health Services, Inc.(Æ)	27,500	1,614	Haynes International, Inc.	24,309	1,310
Medidata Solutions, Inc.(Æ)	61,857	6,823	Hexcel Corp.(Æ)	27,505	1,164
Meridian Bioscience, Inc.(Ñ)	7,835	194	Huntsman Corp.	8,300	193
MWI Veterinary Supply, Inc.(Æ)	1,600	254	Innospec, Inc.	41,100	1,893
Myriad Genetics, Inc.(Æ)(Ñ)	11,700	285	Insteel Industries, Inc.	10,000	166
Natus Medical, Inc.(Æ)	99,186	1,957	Koppers Holdings, Inc.	84,275	3,751
Neogen Corp.(Æ)	51,108	2,362	Kraton Performance Polymers, Inc.(Æ)	26,064	554
Novavax, Inc.(Æ)(Ñ)	186,124	577	Kronos Worldwide, Inc.(Ñ)	177,331	2,750
NPS Pharmaceuticals, Inc.(Æ)	85,241	2,453	LB Foster Co. Class A	8,170	382
Omeros Corp.(Æ)(Ñ)	59,375	594	Louisiana-Pacific Corp.(Æ)	145,200	2,470
Omnicell, Inc.(Æ)	91,088	2,101	Materion Corp.	7,600	227
OraSure Technologies, Inc.(Æ)	19,100	125	Minerals Technologies, Inc.	69,475	3,934
Orthofix International NV(Æ)	50,000	1,024	MRC Global, Inc.(Æ)	46,316	1,295
Pacific Biosciences of California, Inc.(Æ)	210,270	864	Mueller Water Products, Inc. Class A	213,642	1,831
Pacira Pharmaceuticals, Inc.(Æ)	10,437	527	Myers Industries, Inc.	32,900	586
PAREXEL International Corp.(Æ)	75,260	3,440	Neenah Paper, Inc.	11,600	477
PharMerica Corp.(Æ)	27,907	412	Noranda Aluminum Holding Corp.	33,000	90
Prestige Brands Holdings, Inc.(Æ)	238,339	7,443	Northwest Pipe Co.(Æ)	6,767	244
Providence Service Corp. (The)(Æ)	24,555	734	Olympic Steel, Inc.	19,740	540
Quality Systems, Inc.	88,650	2,023	OM Group, Inc.(Æ)	167,671	5,701
Raptor Pharmaceutical Corp.(Æ)(Ñ)	51,269	737	Owens-Illinois, Inc.(Æ)	6,500	207

See accompanying notes which are an integral part of the financial statements.

132 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ply Gem Holdings, Inc.(Æ)	49,482	737	Federal Signal Corp.(Æ)	160,800	2,201
PolyOne Corp.	21,875	663	Forward Air Corp.	52,085	2,108
Quanex Building Products Corp.	138,975	2,471	Franklin Electric Co., Inc.	70,875	2,683
RTI International Metals, Inc.(Æ)	99,977	3,389	Furmanite Corp.(Æ)	151,507	1,704
Shiloh Industries, Inc.	22,436	368	G&K Services, Inc. Class A	51,075	3,187
Silgan Holdings, Inc.	30,900	1,393	GATX Corp.	83,350	4,297
Simpson Manufacturing Co., Inc.	78,670	2,789	General Cable Corp.	64,763	2,133
Stillwater Mining Co.(Æ)	183,621	2,003	Global Power Equipment Group, Inc.	16,831	343
Trex Co., Inc.(Æ)	9,807	689	GrafTech International, Ltd.(Æ)(Ñ)	387,616	3,450
Tronox, Ltd. Class A(Ñ)	112,280	2,593	Graham Corp.	18,791	692
Universal Forest Products, Inc.	58,074	3,073	Granite Construction, Inc.	239,622	7,752
USG Corp.(Æ)(Ñ)	46,799	1,278	Gulfmark Offshore, Inc. Class A	128,504	6,397
		80,954	H&E Equipment Services, Inc.(Æ)	110,663	2,770
			Hardinge, Inc.	10,826	160
Producer Durables - 17.3%			Harsco Corp.	36,767	1,025
ABM Industries, Inc.	198,803	5,469	Healthcare Services Group, Inc.	219,730	6,018
Advisory Board Co. (The)(Æ)	178,301	12,231	Hub Group, Inc. Class A(Æ)	139,010	5,106
Aegion Corp. Class A(Æ)	21,600	443	Huron Consulting Group, Inc.(Æ)	96,918	5,677
AGCO Corp.	12,500	730	Hyster-Yale Materials Handling, Inc.	7,900	620
Air Lease Corp. Class A	54,100	1,591	Icad, Inc.(Æ)	59,213	532
Aircastle, Ltd.	145,433	2,744	ICF International, Inc.(Æ)	13,400	464
Albany International Corp. Class A	36,100	1,329	Intevac, Inc.(Æ)	15,688	80
Alliant Techsystems, Inc.	18,600	2,025	John Bean Technologies Corp.	27,956	760
American Superconductor Corp.(Æ)(Ñ)	143,888	314	Kadant, Inc.	15,313	548
AO Smith Corp.	10,200	527	Kaman Corp. Class A	32,200	1,197
Ascent Capital Group, Inc. Class A(Æ)	8,320	702	Kelly Services, Inc. Class A(Æ)	15,471	323
Astec Industries, Inc.	134,958	4,563	Kforce, Inc.	37,692	742
Astronics Corp.(Æ)	13,432	659	Kimball International, Inc. Class B	47,610	557
Astronics Corp. Class B(Æ)	2,736	132	Knight Transportation, Inc.	324,094	5,500
Atlas Air Worldwide Holdings, Inc.(Æ)	15,800	585	Knoll, Inc.	139,650	2,293
Barnes Group, Inc.	103,075	3,663	Korn/Ferry International(Æ)	106,550	2,536
Barrett Business Services, Inc.	27,669	2,304	Kratos Defense & Security Solutions, Inc.(Æ)	74,669	633
Blount International, Inc.(Æ)	275,854	3,360	Layne Christensen Co.(Æ)	135,684	2,624
Brink's Co. (The)	58,152	1,826	Lexmark International, Inc. Class A	44,600	1,586
Bristow Group, Inc.	80,476	6,476	Liquidity Services, Inc.(Æ)	20,700	540
Casella Waste Systems, Inc. Class A(Æ)	28,791	170	LMI Aerospace, Inc.(Æ)	51,108	802
CBIZ, Inc.(Æ)	321,902	2,627	Lydall, Inc.(Æ)	10,900	199
CDI Corp.	1,950	31	Manitowoc Co., Inc. (The)	41,384	805
Ceco Environmental Corp.	41,106	726	Marten Transport, Ltd.	173,084	3,053
Chart Industries, Inc.(Æ)	47,185	5,071	MasTec, Inc.(Æ)	104,300	3,334
CIRCOR International, Inc.	46,047	3,397	Matson, Inc.	15,500	420
Columbus McKinnon Corp.(Æ)	43,625	1,135	MAXIMUS, Inc.	240,300	11,643
Consolidated Graphics, Inc.(Æ)(Ñ)	44,111	2,827	Measurement Specialties, Inc.(Æ)	14,140	788
Convergys Corp.	120,600	2,381	Modine Manufacturing Co.(Æ)	51,609	687
CoStar Group, Inc.(Æ)	16,917	2,994	Multi-Color Corp.	9,000	313
CPI Aerostructures, Inc.(Æ)(Ñ)	106,700	1,323	Navigant Consulting, Inc.(Æ)	83,700	1,452
Curtiss-Wright Corp.	37,318	1,858	Navistar International Corp.(Æ)(Ñ)	16,054	581
Deluxe Corp.	44,800	2,110	Net 1 UEPS Technologies, Inc.(Æ)	61,109	726
Dice Holdings, Inc.(Æ)	393,280	2,902	Old Dominion Freight Line, Inc.(Æ)	121,119	5,680
Dycom Industries, Inc.(Æ)	18,600	552	Orbital Sciences Corp.(Æ)	68,936	1,590
Echo Global Logistics, Inc.(Æ)	56,100	1,033	Orbotech, Ltd.(Æ)	46,784	558
Electronics For Imaging, Inc.(Æ)	17,900	614	OSI Systems, Inc.(Æ)	47,022	3,425
EMCOR Group, Inc.	53,020	1,965	Pacer International, Inc.(Æ)	32,329	258
Energy Recovery, Inc.(Æ)	78,501	458	Powell Industries, Inc.(Æ)	45,904	2,884
EnerSys, Inc.	92,440	6,133	Power Solutions International, Inc.(Æ)	14,842	865
Engility Holdings, Inc.(Æ)	41,494	1,285	PRGX Global, Inc.(Æ)	5,632	40
Ennis, Inc.	11,200	199	Primoris Services Corp.	18,949	493
EnPro Industries, Inc.(Æ)	59,225	3,534	Proto Labs, Inc.(Æ)(Ñ)	37,887	3,177
Erickson Air-Crane, Inc.(Æ)	57,000	1,117	Quality Distribution, Inc.(Æ)	76,020	782
ESCO Technologies, Inc.	75,124	2,710	Regal-Beloit Corp.	42,920	3,147

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 133

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Republic Airways Holdings, Inc.(Æ)	107,400	1,265	comScore, Inc.(Æ)	38,500	1,029
Resources Connection, Inc.	193,076	2,464	Comtech Telecommunications Corp.	31,702	952
Roadrunner Transportation Systems, Inc.(Æ)	78,100	2,070	Concur Technologies, Inc.(Æ)	10,111	1,058
Rush Enterprises, Inc. Class A(Æ)	115,250	3,298	Cornerstone OnDemand, Inc.(Æ)	31,331	1,484
Ryder System, Inc.	8,600	566	Covisint Corp.(Æ)	35,738	438
Saia, Inc.(Æ)	6,500	211	Cray, Inc.(Æ)	27,527	615
Scorpio Tankers, Inc.	44,787	517	CSG Systems International, Inc.	61,599	1,716
ServiceSource International, Inc.(Æ)	116,714	1,263	CTS Corp.	46,149	859
SkyWest, Inc.	86,190	1,296	Cvent, Inc.(Æ)	32,045	993
Spirit Airlines, Inc.(Æ)	19,179	828	Daktronics, Inc.	3,200	38
Standex International Corp.	27,994	1,722	Datawatch Corp.(Æ)	22,589	682
SunOpta, Inc.(Æ)	46,558	501	Dealertrack Technologies, Inc.(Æ)	22,301	832
Sykes Enterprises, Inc.(Æ)	226,260	4,236	Demand Media, Inc.(Æ)	95,476	456
Taser International, Inc.(Æ)	104,005	1,848	Demandware, Inc.(Æ)	36,706	1,815
Teledyne Technologies, Inc.(Æ)	16,000	1,421	Diebold, Inc.	99,340	2,976
Thermon Group Holdings, Inc.(Æ)	56,862	1,337	Digi International, Inc.(Æ)	34,800	351
Tidewater, Inc.	38,069	2,293	Digital River, Inc.(Æ)	77,032	1,374
Toro Co. (The)	68,175	4,018	Diodes, Inc.(Æ)	104,175	2,523
Triumph Group, Inc.	48,720	3,491	DSP Group, Inc.(Æ)	29,426	219
Tsakos Energy Navigation, Ltd.	170,102	852	EarthLink, Inc.	565,125	2,860
Tutor Perini Corp.(Æ)	37,150	853	Echelon Corp.(Æ)	27,000	59
UniFirst Corp.	18,700	1,923	eGain Corp.(Æ)	53,241	611
United Stationers, Inc.	52,000	2,311	Electro Scientific Industries, Inc.	450,974	5,403
US Ecology, Inc.	13,200	469	Emcore Corp.(Æ)(Ñ)	109,915	586
UTi Worldwide, Inc.	136,878	2,081	Emulex Corp.(Æ)	241,420	1,818
WageWorks, Inc.(Æ)	90,080	4,613	Envestnet, Inc.(Æ)	129,069	4,685
Wesco Aircraft Holdings, Inc.(Æ)	107,330	1,966	EPAM Systems, Inc.(Æ)	62,043	2,325
XPO Logistics, Inc.(Æ)(Ñ)	32,163	649	ePlus, Inc.	6,000	326
Zebra Technologies Corp. Class A(Æ)	72,025	3,480	Evolving Systems, Inc.	54,666	570
Zygo Corp.(Æ)	63,217	976	Extreme Networks, Inc.(Æ)	430,548	2,308
		282,583	Fabrinet(Æ)	277,637	4,648
			Finisar Corp.(Æ)	54,418	1,252
Technology - 16.3%			FleetMatics Group PLC(Æ)(Ñ)	24,508	778
Acacia Research Corp.(Ñ)	138,130	2,084	FormFactor, Inc.(Æ)	173,518	906
ACI Worldwide, Inc.(Æ)	23,500	1,295	Gigamon, Inc.(Æ)	36,269	1,116
Acxiom Corp.(Æ)	128,477	4,269	Guidewire Software, Inc.(Æ)	67,879	3,443
ADTRAN, Inc.	57,949	1,361	Harmonic, Inc.(Æ)	242,700	1,774
Agilysys, Inc.(Æ)	7,800	92	IAC/InterActiveCorp	24,900	1,329
Ambarella, Inc.(Æ)(Ñ)	34,186	703	ICG Group, Inc.(Æ)	41,438	676
Anixter International, Inc.(Æ)	23,775	2,033	iGATE Corp.(Æ)	6,500	207
Applied Micro Circuits Corp.(Æ)	310,916	3,625	Imation Corp.(Æ)	29,195	136
Aruba Networks, Inc.(Æ)	127,500	2,392	Imperva, Inc.(Æ)	113,699	4,359
Aspen Technology, Inc.(Æ)	33,086	1,265	Infoblox, Inc.(Æ)	78,458	3,487
AVG Technologies NV(Æ)	106,671	2,144	Inphi Corp.(Æ)	239,247	3,526
Aviat Networks, Inc.(Æ)	95,982	198	Integrated Device Technology, Inc.(Æ)	105,358	1,121
Bel Fuse, Inc. Class B	9,576	201	Interactive Intelligence Group, Inc.(Æ)	9,270	570
Benchmark Electronics, Inc.(Æ)	65,400	1,487	InterDigital, Inc.	22,400	868
Blucora, Inc.(Æ)	8,700	206	Intersil Corp. Class A	402,189	4,488
Brightcove, Inc.(Æ)	59,191	904	IntraLinks Holdings, Inc.(Æ)	79,412	825
Brocade Communications Systems, Inc.(Æ)	66,800	536	InvenSense, Inc. Class A(Æ)(Ñ)	184,940	3,124
Brooks Automation, Inc.	262,750	2,533	IPG Photonics Corp.(Ñ)	18,153	1,203
CalAmp Corp.(Æ)	36,645	862	Jive Software, Inc.(Æ)	39,414	429
Callidus Software, Inc.(Æ)(Ñ)	164,031	1,698	Kulicke & Soffa Industries, Inc.(Æ)	454,026	5,857
Carbonite, Inc.(Æ)	42,520	563	KVH Industries, Inc.(Æ)	3,649	50
Cavium, Inc.(Æ)	23,247	937	Lattice Semiconductor Corp.(Æ)	145,048	744
Ceva, Inc.(Æ)	147,591	2,115	Lionbridge Technologies, Inc.(Æ)	53,014	231
ChannelAdvisor Corp.(Æ)	16,875	588	Loral Space & Communications, Inc.	26,000	1,856
Ciena Corp.(Æ)	53,900	1,254	LSI Corp.	158,500	1,344
Clicksoftware Technologies, Ltd.	74,909	542	LTX-Credence Corp.(Æ)	306,030	1,876
Cohu, Inc.	132,411	1,266	Manhattan Associates, Inc.(Æ)	15,600	1,662

See accompanying notes which are an integral part of the financial statements.

134 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Marketo, Inc.(Æ)(Ñ)	50,814	1,715	TeleNav, Inc.(Æ)	47,261		343
MeetMe, Inc.(Æ)(Ñ)	18,800	41	Tessera Technologies, Inc.	159,566		3,035
Mentor Graphics Corp.	114,600	2,530	Textura Corp.(Æ)(Ñ)	12,556		481
Mercury Systems, Inc.(Æ)	237,872	2,193	Trulia, Inc.(Æ)(Ñ)	25,581		1,022
Methode Electronics, Inc.	34,307	878	Ultimate Software Group, Inc.(Æ)	18,625		2,877
Micrel, Inc.	419,957	3,864	Veeva Systems, Inc. Class A(Æ)(Ñ)	30,530		1,188
MICROS Systems, Inc.(Æ)(Ñ)	60,826	3,300	Vishay Intertechnology, Inc.(Æ)	401,368		4,925
MKS Instruments, Inc.	103,215	3,059				266,387
Monotype Imaging Holdings, Inc.	101,046	2,851
MoSys, Inc.(Æ)	122,942	541	Utilities - 2.7%
NeoPhotonics Corp.(Æ)	136,601	968	8x8, Inc.(Æ)	92,861		1,064
Newport Corp.(Æ)	22,607	359	American States Water Co.	62,902		1,791
Novatel Wireless, Inc.(Æ)	72,772	223	Artesian Resources Corp. Class A	3,375		77
Oclaro, Inc.(Æ)(Ñ)	313,808	640	Avista Corp.	73,325		2,038
OpenTable, Inc.(Æ)	59,115	4,107	Black Hills Corp.	53,150		2,696
Oplink Communications, Inc.(Æ)	153,624	2,804	Boingo Wireless, Inc.(Æ)	140,800		955
Parkervision, Inc.(Æ)(Ñ)	75,931	208	California Water Service Group	83,730		1,825
PC Connection, Inc.	30,000	600	Cbeyond, Inc.(Æ)	53,602		345
PC-Telephone, Inc.	3,150	29	Cleco Corp.	101,875		4,721
PDF Solutions, Inc.(Æ)	111,223	2,555	Connecticut Water Service, Inc.	5,600		180
Perficient, Inc.(Å)(Æ)	185,588	3,357	Consolidated Water Co., Ltd.	1,096		17
Pericom Semiconductor Corp.(Æ)	24,719	200	El Paso Electric Co.	22,348		786
Photronics, Inc.(Æ)	823,209	6,915	Gran Tierra Energy, Inc.(Æ)	35,300		268
Plexus Corp.(Æ)	115,325	4,415	Hawaiian Electric Industries, Inc.	66,320		1,762
Polycom, Inc.(Æ)	415,359	4,320	Inteliquent, Inc.	50,537		649
Procera Networks, Inc.(Æ)(Ñ)	136,370	1,930	Intelsat SA(Æ)(Ñ)	37,870		772
Progress Software Corp.(Æ)	171,525	4,453	j2 Global, Inc.(Ñ)	95,420		5,246
Proofpoint, Inc.(Æ)	133,108	4,212	Laclede Group, Inc. (The)	14,520		683
PROS Holdings, Inc.(Æ)	21,648	765	Magellan Petroleum Corp.(Æ)	734,321		764
Qlik Technologies, Inc.(Æ)	96,840	2,454	Northwest Natural Gas Co.(Ñ)	42,770		1,858
QLogic Corp.(Æ)	103,900	1,283	NorthWestern Corp.	79,275		3,634
Qualys, Inc.(Æ)	36,710	764	Pike Electric Corp.	16,193		175
Quantum Corp.(Æ)	191,743	238	PNM Resources, Inc.	26,500		634
Radisys Corp.(Æ)	32,700	99	Portland General Electric Co.	97,450		2,797
RADWARE, Ltd.(Æ)	80,656	1,207	Premiere Global Services, Inc.(Å)(Æ)	444,352		4,004
Rally Software Development Corp.(Æ)	117,789	3,160	Pure Cycle Corp.(Æ)	144,578		966
Responsys, Inc.(Æ)	453,349	7,408	UIL Holdings Corp.	68,910		2,654
Rocket Fuel, Inc.(Æ)(Ñ)	19,383	989	WGL Holdings, Inc.	8,763		394
Rudolph Technologies, Inc.(Æ)	76,844	815				43,755
Saba Software, Inc.(Æ)	130,993	1,520
Sanmina Corp.(Æ)	21,997	320
ScanSource, Inc.(Æ)	12,400	477	Total Common Stocks
Seachange International, Inc.(Æ)	186,224	2,643	(cost $1,237,058)			1,550,591
ServiceNow, Inc.(Æ)	47,923	2,617	Warrants & Rights - 0.0%
ShoreTel, Inc.(Æ)	423,995	3,371	Magnum Hunter Resources Corp.(Æ)
Sigma Designs, Inc.(Æ)	56,343	306	2015 Warrants	26,846		—
Silicon Image, Inc.(Æ)	95,900	503	Total Warrants & Rights
Skyworks Solutions, Inc.(Æ)	30,600	789
Spansion, Inc. Class A(Æ)	208,035	2,490	(cost $0)			—
Splunk, Inc.(Æ)	46,984	2,946	Short-Term Investments - 4.3%
SPS Commerce, Inc.(Æ)	119,378	8,136
Stratasys, Ltd.(Æ)	9,890	1,120	Russell U.S. Cash Management Fund	70,291,258	(8)	70,291
Super Micro Computer, Inc.(Æ)	44,400	618	Total Short-Term Investments
support.com, Inc.(Æ)	38,600	172	(cost $70,291)			70,291
Synchronoss Technologies, Inc.(Æ)	114,040	3,948	Other Securities - 7.3%
Tableau Software, Inc. Class A(Æ)	14,751	907
Take-Two Interactive Software, Inc.(Æ)	66,000	1,182	Russell U.S. Cash Collateral Fund(×)	119,279,843	(8)	119,280
Tangoe, Inc.(Æ)	157,090	3,000	Total Other Securities
TeleCommunication Systems, Inc. Class			(cost $119,280)			119,280
A(Æ)	1,173	3	Total Investments 106.7%

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 135

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($)	Value
or Shares	$
(identified cost $1,426,629)	1,740,162

Other Assets and Liabilities,
Net - (6.7%)	(109,501)

Net Assets - 100.0%	1,630,661

See accompanying notes which are an integral part of the financial statements.

136 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)
			Principal	Cost per		Cost	Fair Value
% of Net Assets		Acquisition	Amount ($)		Unit	(000)	(000)
Securities		Date	or Shares		$	$	$
0.7%
Einstein Noah Restaurant Group, Inc.		12/09/11	196,126		14.54	2,956	3,499
Perficient, Inc.		12/09/11	185,588		17.02	2,121	3,357
Premiere Global Services, Inc.		09/21/11	444,352		8.17	3,755	4,004
							10,860
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Russell 2000 Mini Index Futures (CME)		704	USD		77,285	12/13	1,794
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,794

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2	Level 3			Total	Assets
Common Stocks
Consumer Discretionary	$253,322	$—		$—		$253,322	15.5
Consumer Staples	43,976	—		—		43,976	2.7
Energy	97,876	—		—		97,876	6.0
Financial Services	323,799	—		—		323,799	19.9
Health Care	157,939	—		—		157,939	9.7
Materials and Processing	80,954	—		—		80,954	5.0
Producer Durables	282,583	—		—		282,583	17.3
Technology	266,387	—		—		266,387	16.3
Utilities	43,755	—		—		43,755	2.7
Warrants & Rights	—	—		—		—	—
Short-Term Investments	—	70,291		—		70,291	4.3
Other Securities	—	119,280		—		119,280	7.3
Total Investments	1,550,591	189,571		—		1,740,162	106.7
Other Assets and Liabilities, Net							(6.7)
							100.0
Other Financial Instruments
Futures Contracts	1,794	—		—		1,794	0.1
Total Other Financial Instruments*	$1,794	$—		$—		$1,794

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 137

Russell Investment Company Russell U.S. Small Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$1,794

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$12,467	$—
Foreign currency-related transactions**	—	1
Total	$12,467	$1

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$3,118	$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

138 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,426,629
Investments, at fair value(*)(>)	1,740,162
Cash	15
Cash (restricted)(a)	6,520
Foreign currency holdings(^)	1,066
Receivables:
Dividends and interest	422
Dividends from affiliated Russell funds	6
Investments sold	14,614
Fund shares sold	6,016
Prepaid expenses	1
Total assets	1,768,822

Liabilities
Payables:
Investments purchased	15,567
Fund shares redeemed	1,291
Accrued fees to affiliates	1,295
Other accrued expenses	123
Variation margin on futures contracts	605
Payable upon return of securities loaned	119,280
Total liabilities	138,161

Net Assets	$1,630,661

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 139

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,578
Accumulated net realized gain (loss)	167,662
Unrealized appreciation (depreciation) on:
Investments	313,533
Futures contracts	1,794
Foreign currency-related transactions	(65)
Shares of beneficial interest	486
Additional paid-in capital	1,143,673
Net Assets	$1,630,661
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$33.31
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$35.34
Class A — Net assets	$23,677,114
Class A — Shares outstanding ($.01 par value)	710,892
Net asset value per share: Class C(#)	$32.51
Class C — Net assets	$32,285,141
Class C — Shares outstanding ($.01 par value)	993,181
Net asset value per share: Class E(#)	$33.39
Class E — Net assets	$32,125,560
Class E — Shares outstanding ($.01 par value)	962,228
Net asset value per share: Class I(#)	$33.66
Class I — Net assets	$180,598,920
Class I — Shares outstanding ($.01 par value)	5,364,711
Net asset value per share: Class S(#)	$33.53
Class S — Net assets	$ 1,034,015,833
Class S — Shares outstanding ($.01 par value)	30,836,465
Net asset value per share: Class Y(#)	$33.58
Class Y — Net assets	$327,958,291
Class Y — Shares outstanding ($.01 par value)	9,767,349
Amounts in thousands
(^) Foreign currency holdings - cost	$1,130
(*) Securities on loan included in investments	$117,341
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$189,571
(a) Cash Collateral for Futures	$6,520
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

140 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$25,884
Dividends from affiliated Russell funds	63
Interest	1
Securities lending income	1,756
Total investment income	27,704

Expenses
Advisory fees	10,793
Administrative fees	741
Custodian fees	296
Distribution fees - Class A	43
Distribution fees - Class C	212
Transfer agent fees - Class A	35
Transfer agent fees - Class C	56
Transfer agent fees - Class E	58
Transfer agent fees - Class I	199
Transfer agent fees - Class S	1,768
Transfer agent fees - Class Y	18
Professional fees	101
Registration fees	79
Shareholder servicing fees - Class C	71
Shareholder servicing fees - Class E	72
Trustees’ fees	39
Printing fees	154
Miscellaneous	42
Expenses before reductions	14,777
Expense reductions	(3)
Net expenses	14,774
Net investment income (loss)	12,930

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	253,464
Futures contracts	12,467
Foreign currency-related transactions	1
Net realized gain (loss)	265,932
Net change in unrealized appreciation (depreciation) on:
Investments	250,813
Futures contracts	3,118
Foreign currency-related transactions	(49)
Net change in unrealized appreciation (depreciation)	253,882
Net realized and unrealized gain (loss)	519,814
Net Increase (Decrease) in Net Assets from Operations	$532,744

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 141

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,930	$7,269
Net realized gain (loss)	265,932	177,988
Net change in unrealized appreciation (depreciation)	253,882	(44,268)
Net increase (decrease) in net assets from operations	532,744	140,989

Distributions
From net investment income
Class A	(101)	(6)
Class E	(191)	(29)
Class I	(1,535)	(634)
Class S	(7,076)	(2,265)
Class Y	(4,677)	(2,245)
Net decrease in net assets from distributions	(13,580)	(5,179)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(248,630)	(219,411)
Total Net Increase (Decrease) in Net Assets	270,534	(83,601)

Net Assets
Beginning of period	1,360,127	1,443,728
End of period	$1,630,661	$1,360,127
Undistributed (overdistributed) net investment income included in net assets	$3,578	$4,740

See accompanying notes which are an integral part of the financial statements.

142 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	221	$6,756	79	$1,815
Proceeds from reinvestment of distributions	4	100	1	5
Payments for shares redeemed	(155)	(4,271)	(149)	(3,496)
Net increase (decrease)	70	2,585	(69)	(1,676)
Class C
Proceeds from shares sold	143	4,155	71	1,639
Payments for shares redeemed	(252)	(6,930)	(325)	(7,458)
Net increase (decrease)	(109)	(2,775)	(254)	(5,819)
Class E
Proceeds from shares sold	208	5,930	221	5,082
Proceeds from reinvestment of distributions	7	183	1	27
Payments for shares redeemed	(301)	(8,811)	(388)	(9,131)
Net increase (decrease)	(86)	(2,698)	(166)	(4,022)
Class I
Proceeds from shares sold	901	25,646	808	19,052
Proceeds from reinvestment of distributions	61	1,500	27	602
Payments for shares redeemed	(1,974)	(55,782)	(2,558)	(60,562)
Net increase (decrease)	(1,012)	(28,636)	(1,723)	(40,908)
Class S
Proceeds from shares sold	7,831	222,516	7,007	164,615
Proceeds from reinvestment of distributions	286	7,016	100	2,187
Payments for shares redeemed	(7,919)	(228,155)	(8,752)	(205,705)
Net increase (decrease)	198	1,377	(1,645)	(38,903)
Class Y
Proceeds from shares sold	414	11,017	909	21,057
Proceeds from reinvestment of distributions	190	4,677	102	2,245
Payments for shares redeemed	(7,846)	(234,177)	(6,463)	(151,385)
Net increase (decrease)	(7,242)	(218,483)	(5,452)	(128,083)
Total increase (decrease)	(8,181)	$(248,630)	(9,309)	$(219,411)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 143

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	23.77	.16	9.55	9.71	(.17)
October 31, 2012	21.67	.05	2.06	2.11	(.01)
October 31, 2011	20.39	.02	1.32	1.34	(.06)
October 31, 2010	16.28	.02	4.14	4.16	(.05)
October 31, 2009	14.95	.06	1.33	1.39	(.06)

Class C
October 31, 2013	23.22	(.04)	9.33	9.29	—
October 31, 2012	21.32	(.12)	2.02	1.90	—
October 31, 2011	20.16	(.15)	1.31	1.16	—
October 31, 2010	16.18	(.12)	4.10	3.98	—
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)

Class E
October 31, 2013	23.84	.17	9.56	9.73	(.18)
October 31, 2012	21.74	.06	2.06	2.12	(.02)
October 31, 2011	20.45	.04	1.30	1.35	(.06)
October 31, 2010	16.32	.04	4.15	4.19	(.06)
October 31, 2009	14.95	.09	1.31	1.40	(.03)

Class I
October 31, 2013	24.03	.27	9.61	9.88	(.25)
October 31, 2012	21.91	.12	2.08	2.20	(.08)
October 31, 2011	20.60	.10	1.32	1.42	(.11)
October 31, 2010	16.43	.09	4.17	4.26	(.09)
October 31, 2009	15.05	.12	1.32	1.44	(.06)

Class S
October 31, 2013	23.94	.23	9.59	9.82	(.23)
October 31, 2012	21.83	.11	2.07	2.18	(.07)
October 31, 2011	20.53	.08	1.32	1.40	(.10)
October 31, 2010	16.39	.07	4.15	4.22	(.08)
October 31, 2009	15.03	.10	1.33	1.43	(.07)

Class Y
October 31, 2013	23.97	.32	9.57	9.89	(.28)
October 31, 2012	21.85	.15	2.07	2.22	(.10)
October 31, 2011	20.55	.12	1.32	1.44	(.14)
October 31, 2010	16.39	.10	4.17	4.27	(.11)
October 31, 2009	15.02	.12	1.33	1.45	(.08)

See accompanying notes which are an integral part of the financial statements.
144 Russell U.S. Small Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.17)	33.31	41.08	23,677	1.25	1.25	.58	111
(.01)	23.77	9.73	15,232	1.25	1.25	.21	129
(.06)	21.67	6.55	15,392	1.25	1.25	.09	111
(.05)	20.39	25.58	13,078	1.23	1.23	.12	99
(.06)	16.28	9.37	9,278	1.24	1.24	.40	153

—	32.51	40.01	32,285	2.00	2.00	(.15)	111
—	23.22	8.91	25,597	2.00	2.00	(.54)	129
—	21.32	5.75	28,910	2.00	2.00	(.66)	111
—	20.16	24.60	32,499	1.98	1.98	(.63)	99
(.02)	16.18	8.51	30,345	1.98	1.98	(.28)	153

(.18)	33.39	41.10	32,126	1.24	1.23	.60	111
(.02)	23.84	9.78	24,995	1.25	1.20	.26	129
(.06)	21.74	6.58	26,404	1.24	1.16	.18	111
(.06)	20.45	25.71	30,702	1.23	1.12	.24	99
(.03)	16.32	9.44	33,923	1.23	1.10	.61	153

(.25)	33.66	41.53	180,599.92		.92	.95	111
(.08)	24.03	10.08	153,233.92		.92	.54	129
(.11)	21.91	6.89	177,437.92		.92	.42	111
(.09)	20.60	26.03	216,197.90		.90	.45	99
(.06)	16.43	9.62	211,299.91		.91	.82	153

(.23)	33.53	41.38	1,034,016	1.00	1.00	.81	111
(.07)	23.94	10.02	733,436	1.00	1.00	.46	129
(.10)	21.83	6.80	704,781	1.00	1.00	.34	111
(.08)	20.53	25.84	647,424.98		.98	.37	99
(.07)	16.39	9.58	530,812.99		.98	.68	153

(.28)	33.58	41.67	327,958.80		.80	1.13	111
(.10)	23.97	10.22	407,634.82		.82	.65	129
(.14)	21.85	7.01	490,804.82		.82	.52	111
(.11)	20.55	26.08	547,009.80		.80	.55	99
(.08)	16.39	9.74	545,845.81		.81	.87	153

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 145

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell International Developed Markets Fund - Class A‡			Russell International Developed Markets Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	17.32%		1 Year	24.76%
5 Years	9.25	%§	5 Years	10.84	%§
10 Years	5.88	%§	10 Years	6.78	%§

Russell International Developed Markets Fund - Class C‡‡			Russell International Developed Markets Fund - Class Y
	Total			Total
	Return			Return
1 Year	23.53%		1 Year	24.99%
5 Years	9.75	%§	5 Years	10.99	%§
10 Years	6.11	%§	10 Years	6.89	%§

Russell International Developed Markets Fund - Class E			Russell Developed ex-U.S. Large Cap® Index Net **
	Total			Total
	Return			Return
1 Year	24.48%		1 Year	25.10%
5 Years	10.64	%§	5 Years	12.46	%§
10 Years	6.55	%§	10 Years	8.13	%§

Russell International Developed Markets Fund - Class I
	Total
	Return
1 Year	24.87%
5 Years	10.93	%§
10 Years	6.83	%§

146 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell International Developed Markets Fund (the “Fund”)	Over the fiscal year, Japanese equities were some of the strongest
employs a multi-manager approach whereby portions of the Fund	performing developed market equities in the period, up 61.6%
are allocated to different money managers. Fund assets not	in local terms and 32% in USD, as measured by the Russell
allocated to money managers are managed by Russell Investment	Japan Large Cap Index. For the first half of the fiscal year, the
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	Fund was slightly underweight Japanese equities which detracted
may change the allocation of the Fund’s assets among money	from an allocation perspective; however, RIMCo entered into
managers at any time. An exemptive order from the Securities	futures contracts to supplement the money managers’ Japanese
and Exchange Commission (“SEC”) permits RIMCo to engage	exposure, which helped offset the underweight. Stock selection
or terminate a money manager at any time, subject to approval	in the United Kingdom was a notable contributor to performance
by the Fund’s Board, without a shareholder vote. Pursuant to the	in the period. Companies more exposed to economic growth, such
terms of the exemptive order, the Fund is required to notify its	as industrials, consumer discretionary, and material companies,
shareholders within 90 days of when a money manager begins	were top contributors, although poor results within UK financials
providing services. As of October 31, 2013, the Fund had eight	offset some of the gains. The Fund’s approximately 5% exposure
money managers.	to emerging market securities resulted in the largest detractor

What is the Fund’s investment objective?	of performance from a regional perspective and accounted for a majority of the Fund’s underperformance. As corporate earnings
The Fund seeks to provide long term capital growth.	in developing economies came under pressure and markets feared
How did the Fund perform relative to its benchmark for the	easy money policies in the U.S. would end, emerging market
fiscal year ended October 31, 2013?	securities were some of the worst performing stocks during the
For the fiscal year ended October 31, 2013, the Fund’s Class A,	fiscal year. The Fund benefited from being underweight countries
Class C, Class E, Class I, Class S and Class Y Shares gained	dependent on commodities, such as Australia and Canada.
24.47%, 23.53%, 24.48%, 24.87%, 24.76% and 24.99%,	Australia returned 11.5% in the period, while Canada was up
respectively. This is compared to the Fund’s benchmark, the	only 2.9%, as measured by the Russell Australia Large Cap
Russell Developed ex-U.S. Large Cap Index (Net), which gained	Index and the Russell Canada Large Cap Index, respectively.
25.10% during the same period. The Fund’s performance includes	Softening growth out of emerging markets, coupled with a shift to
operating expenses, whereas index returns are unmanaged and do	a consumer-led economy in China, weighed on commodity prices.
not include expenses of any kind.	Sector performance over the period largely reflected the optimism
For the fiscal year ended October 31, 2013, the Lipper®	in the markets and what typifies the early stages of an economic
International Multi-Cap Core Funds Average, a group of funds	recovery. Consumer discretionary and industrials were the top
that Lipper considers to have investment strategies similar to	performing sectors in the broad market, followed closely by
those of the Fund, gained 24.72%. This result serves as a peer	financials, which benefited from the improvement in the euro zone
comparison and is expressed net of operating expenses.	and the sovereign debt crisis that has plagued the region for the past three years. The Fund held both industrials and consumer
RIMCo may assign a money manager a specific style or	discretionary at an overweight, although poor stock selection
capitalization benchmark other than the Fund’s index. However,	in consumer discretionary mitigated the beneficial allocation
the Fund’s primary index remains the benchmark for the Fund	effects. Both the materials and energy sectors were positive areas
and is representative of the aggregate of each money manager’s	for the Fund, as an underweight to each sector contributed to
benchmark index.	performance, while positive results from the non-mining materials
How did the market conditions described in the Market	companies held also contributed to performance. Information
Summary report affect the Fund’s performance?	technology was an area that the Fund struggled in. Despite a
Equity prices increased to new highs during the period, despite	beneficial overweight, exposure to emerging market companies,
the continued tepid global growth environment and elevated	notably Asian internet companies and semiconductor producers,
price multiples. Political forces were a large driver behind	weighed on returns. Telecommunications was another area of
rising markets, as monetary authorities globally attempted to	underperformance, mostly due to poor stock selection, while
calm market participants and introduce expansionary polices	an underweight to the financial sector acted as a headwind to
aimed at promoting growth and investment. Most regions and	performance.
countries generated positive absolute returns, although the more	How did the investment strategies and techniques employed
economically-exposed regions and those that lagged the broader	by the Fund and its money managers affect its benchmark
market in recent years performed the best.	relative performance?

Russell International Developed Markets Fund 147

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Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

AQR Capital Management, LLC (“AQR”) outperformed the	have posted strong returns since mid-2012. An underweight
Fund’s benchmark for the fiscal year. AQR’s quantitative approach	to the UK was beneficial, although poor selection within
emphasizes stocks trading at low valuations with good momentum	UK consumer discretionary and industrials names offset the
in a variety of earnings and price measures. Stock selection within	beneficial allocation effects. Driehaus’ effective stock selection
financials was a key contributor to outperformance, most notably	in Asia/Pacific ex-Japan, North America and Japan offset some
European financials. AQR held a short position to the yen during	of the losses.
a portion of the fiscal year, which also benefited performance.	MFS Institutional Advisors Inc. (“MFS”) outperformed the
In January 2013, RIMCO changed AQR’s mandate from being	Fund’s benchmark for the fiscal year. Positive stock selection
optimized against the Russell Global Developed ex-US Large Cap	in the materials and health care sectors contributed to its
Index to being optimized against the Russell Global Developed	outperformance, while an underweight to the energy and utilities
ex-US Large Cap Defensive Index.	sectors was beneficial from an allocation perspective. MFS did
Axiom International Investors LLC (“Axiom”) was terminated in	struggle in financials, as an underweight and poor selection
January 2013 and outperformed the Fund’s benchmark for the	weighed on returns. Substantial exposure to emerging markets
portion of the fiscal year in which it was a money manager in the	and poor stock selection in Japan were some of the largest
Fund. Stock selection in the consumer sectors and financials were	detractors for MFS.
key contributors to performance during the portion of time Axiom	Mondrian Investment Partners Limited (“Mondrian”) was
was in the Fund. Also contributing to performance was exposure	terminated in January 2013 and underperformed the Fund’s
to base metal miners and avoidance of precious metal miners.	benchmark for the portion of the fiscal year in which it was a money
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)	manager in the Fund. Mondrian’s large cap, defensive-oriented
was hired in January 2013 and underperformed the Fund’s	strategy faced headwinds for the portion of time it was in the
benchmark for the portion of the fiscal year in which it was a	Fund. Poor stock selection in health care and telecommunications
money manager in the Fund. A beneficial overweight to EMEA	contributed to underperformance, while an overweight to both
ex-UK was more than offset by poor stock selection within the	sectors detracted from an allocation perspective.
region. Consumer staples and health care, traditionally defensive	Numeric Investors LLC (“Numeric”) was hired in June 2013 and
sectors, were two of the worst performing areas for the manager	outperformed the Fund’s benchmark for the portion of the fiscal
within Europe. Some of the larger pharmaceuticals such as	year in which it was a money manager in the Fund. Numeric
Sanofi and Novartis contributed to underperformance, while	is a quantitative manager that utilizes signals around improving
the Norwegian conglomerate Orkla ASA was a laggard in the	earnings trends and attractive valuations. Numeric’s strategy
staples sector. Barrow Hanley had success in Japan, as both	in the Fund is focused on smaller cap securities in the non-
an underweight and positive selection in the industrials sector	U.S. developed markets. The strategy has benefited from the
contributed to performance.	relative outperformance of small cap stocks versus large cap
del Rey Global Investors, LLC (“del Rey”) underperformed	stocks since Numeric was added, although the manager has had
the Fund’s benchmark for the fiscal year. del Rey’s results over	success beyond pure asset class differences. Stock selection
the past 12 months were largely driven by its exposure to the	within the industrial and consumer staples sector contributed to
mining industry. Softening demand and weakening prices for	performance, although poor results with Japanese stock selection
commodities in general made the materials sector the worst	mitigated some of the success.
performing sector in the broad index. Newmont Mining, Barrick	Pzena Investment Management LLC (“Pzena”) outperformed
Gold, and Gold Fields were the three largest individual detractors	the Fund’s benchmark for the fiscal year. Pzena’s stock selection
of value, as the materials sector overall accounted for the majority	in companies that appear relatively cheap from a book-to-
of del Rey’s underperformance. del Rey was able to mitigate	price ratio or cash flow-to-price ratio was a key contributor to
some of these losses with positive stock selection within the UK	outperformance. A majority of the outperformance came in areas
and the industrials sector, but ultimately underperformed for the	dependent on economic growth and positive sentiment, such as
one-year period.	the financials, industrials, and materials sectors. Within the
Driehaus Capital Management, LLC (“Driehaus”) underperformed	materials sector, Pzena’s underweight to miners and overweight to
the Fund’s benchmark for the fiscal year.Exposure to emerging	specialty chemical makers was beneficial.
markets was the largest driver of underperformance. Poor stock	William Blair & Company, LLC (“William Blair”) underperformed
selection and ineffectual allocation decisions in EMEA ex-UK	the Fund’s benchmark for the fiscal year. William Blair’s emerging
also detracted from value. An underweight to European financials	market exposure weighed on returns, as poor performance by its
detracted from an allocation perspective, as euro zone financials	financial holdings, specifically PT Bank Rakyat Indonesia Turkiye

148 Russell International Developed Markets Fund

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Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Halk Bakasi and BR Malls Paricipacoes, were notable detractors	US Large Cap Index to being optimized to the Russell Developed
of value. SoftBank Corp. was the largest detractor of value, as its	ex US Large Cap Defensive Index.
announced acquisition of Sprint-Nextel led William Blair to exit	The termination of Axiom resulted from RIMCo’s desire to
the position, while SoftBank faced heavy selling pressure post the	consolidate the Fund’s momentum growth manager exposure from
announcement. Positive stock selection in the materials sector	two managers to one. RIMCo terminated Axiom and retained
was a highlight, while no exposure to the utilities sector acted as	Driehaus as the sole momentum-driven manager. Mondrian was
a tailwind to performance.	terminated in conjunction with the change in AQR’s mandate.
RIMCo manages the portion of the Fund’s assets that RIMCo	Mondrian had acted as the Fund’s defensive, large cap manager,
determines not to allocate to the money managers. Assets not	but with AQR’s change to a defensive mandate, RIMCo felt
allocated to managers include the Fund’s liquidity reserves and	Mondrian’s inclusion in the Fund line-up was no longer necessary.
assets which may be managed directly by RIMCo to modify	In June 2013, RIMCo hired Numeric Investors LLC as a money
the Fund’s overall portfolio characteristics to seek to achieve	manager for the Fund.
the desired risk/return profile for the Fund. During the period,
RIMCo implemented a strategy that invests in securities that	In June 2013, RIMCo implemented the strategy described above.
exhibit higher quality characteristics than the market in order	Money Managers as of October 31,
to dampen Fund volatility and provide exposure to areas of the	2013	Styles
market that the money manager line up was not accessing. The	AQR Capital Management, LLC	Market Oriented
effect on Fund performance was slightly negative, as the strategy	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
slightly lagged the Fund’s benchmark since its inception. During	del Rey Global Investors, LLC	Value
the time RIMCo employed the strategy in the Fund, markets	Driehaus Capital Management, LLC	Growth
rewarded lower quality securities, which the strategy explicitly	MFS Institutional Advisors Inc.	Market Oriented
underweights.	Numeric Investors LLC	Market Oriented
	Pzena Investment Management LLC	Value
During the period, the Fund used derivatives, including country	William Blair & Company, LLC	Growth
index futures, swaps and currency forwards, to manage country
and currency exposure as a substitute for holding securities	The views expressed in this report reflect those of the portfolio
directly and to facilitate the implementation of its investment	managers only through the end of the period covered by
strategy. In addition, the Fund used forward currency contracts to	the report. These views do not necessarily represent the
hedge against adverse currency exchange rate changes. The use of	views of RIMCo, or any other person in RIMCo or any other
these derivatives did not have a material impact on performance.	affiliated organization. These views are subject to change
Describe any changes to the Fund’s structure or the money	at any time based upon market conditions or other events,
manager line-up.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
In January 2013, RIMCo terminated Axiom and Mondrian as	investment advice and, because investment decisions for
money managers for the Fund and hired Barrow Hanley as a money	a Russell Investment Company (“RIC”) Fund are based on
manager for the Fund. Also in January 2013, RIMCo changed	numerous factors, should not be relied on as an indication
AQRs mandate from being optimized to the Russell Developed ex	of investment decisions of any RIC Fund.

Russell International Developed Markets Fund 149

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Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

* Assumes initial investment on November 1, 2003.

** Russell Developed ex-U.S. Large Cap Index® Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

150 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,095.00	$1,018.95
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$6.55	$6.31

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,090.80	$1,015.22
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$10.43	$10.06
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.98%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,094.90	$1,018.95
	Expenses Paid During Period*	$6.55	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

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Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,096.60	$1,020.67
Expenses Paid During Period*	$4.76	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,096.10	$1,020.21
Expenses Paid During Period*	$5.23	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,097.00	$1,021.22
Expenses Paid During Period*	$4.18	$4.02

* Expenses are equal to the Fund's annualized expense ratio of 0.79%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

152 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 90.8%			Ageas(Æ)	12,778	—
			AGFA-Gevaert NV(Æ)	322,798	767
Australia - 2.3%			Anheuser-Busch InBev NV	84,757	8,815
Amcor, Ltd. Class A(Æ)	44,816	459	Belgacom SA	502,298	13,753
AMP, Ltd.	557,468	2,498	Exmar NV	32,279	466
ASX, Ltd. - ADR	17,166	595	Groupe Bruxelles Lambert SA	19,016	1,698
Aurizon Holdings, Ltd.	53,493	242	KBC Groep NV(Æ)	131,032	7,143
Australia & New Zealand Banking					33,047
Group, Ltd. - ADR	192,808	6,167

Bendigo and Adelaide Bank, Ltd.	156,323	1,610	Bermuda - 1.1%
BGP Holdings PLC(Æ)(Þ)	559,805	—
BHP Billiton, Ltd. - ADR(Ñ)	363,892	17,406	African Minerals, Ltd.(Æ)	681,750	2,039
CFS Retail Property Trust Group(ö)	212,679	416	Catlin Group, Ltd.	81,790	671
Challenger, Ltd.	435,500	2,470	Cheung Kong Infrastructure Holdings,
Commonwealth Bank of Australia - ADR	98,357	7,073	Ltd.	54,000	376
Commonwealth Property Office Fund(ö)	1,085,058	1,226	Credicorp, Ltd.	31,740	4,336
Computershare, Ltd.	45,224	459	Emperor Entertainment Hotel, Ltd.	1,335,000	673
CSL, Ltd.	267,105	17,546	Emperor International Holdings	6,418,000	1,863
Dexus Property Group(ö)	392,818	403	Hongkong Land Holdings, Ltd.	18,000	111
Evolution Mining, Ltd.	1,246,100	989	Jardine Matheson Holdings, Ltd.	3,600	196
Flight Centre, Ltd.	80,700	3,959	Jardine Strategic Holdings, Ltd.	19,500	661
Forge Group, Ltd.	318,426	1,324	Li & Fung, Ltd.	7,490,000	10,588
Harvey Norman Holdings, Ltd.(Ñ)	140,886	434	NWS Holdings, Ltd.	263,500	411
Insurance Australia Group, Ltd.	507,349	2,963	PartnerRe, Ltd. - ADR	79,500	7,967
Investa Office Fund(ö)	712,350	2,094	RenaissanceRe Holdings, Ltd.	79,675	7,466
Medusa Mining Ltd.(Æ)	128,100	242	Seadrill, Ltd.(Ñ)	273,756	12,707
National Australia Bank, Ltd. - ADR	183,434	6,122	Soundwill Holdings, Ltd.	348,000	623
Newcrest Mining, Ltd.	113,585	1,106	Vostok Nafta Investment, Ltd.(Æ)	12,800	104
Orica, Ltd.	36,552	728	Yue Yuen Industrial Holdings, Ltd.	2,143,300	5,888
Perseus Mining, Ltd.(Æ)	1,000,800	412			56,680
Primary Health Care, Ltd.	353,011	1,648
Programmed Maintenance Services, Ltd.	301,884	788	Brazil - 0.4%
QBE Insurance Group, Ltd.	275,331	3,851	BM&FBovespa SA	540,900	3,049
Ramsay Health Care, Ltd.	20,111	738	Brookfield Incorporacoes SA(Æ)	3,068,900	1,932
RCR Tomlinson, Ltd.(Ñ)	574,912	1,929	Embraer SA - ADR(Ñ)	375,800	11,045
REA Group Ltd	8,236	323	Itau Unibanco Holding SA - ADR	468,529	7,220
Seek, Ltd.	64,904	797			23,246
Stockland(ö)	96,535	366
Suncorp Group, Ltd.	323,766	4,094
Tabcorp Holdings, Ltd.	156,092	531	Canada - 3.9%
Tassal Group, Ltd.	624,191	1,835	Aecon Group, Inc.(Ñ)	135,900	1,883
Telstra Corp., Ltd.	616,302	3,017	Agrium, Inc.	900	77
Tiger Resources, Ltd. - ADR	663,100	248	Aimia, Inc.	44,100	779
TPG Telecom, Ltd.	213,733	941	Air Canada Class A(Æ)(Ñ)	387,985	2,140
Wesfarmers, Ltd.	124,426	5,053	Alimentation Couche Tard, Inc. Class B	32,700	2,215
Westfield Group(ö)	162,342	1,660	Atco, Ltd. Class I(Ñ)	24,400	1,132
Westfield Retail Trust(ö)	115,525	337	Atrium Innovations, Inc.(Æ)	14,600	266
Westpac Banking Corp.	174,084	5,642	Bank of Montreal(Ñ)	80,900	5,635
Woodside Petroleum, Ltd.	51,188	1,878	Bank of Nova Scotia	65,100	3,958
Woolworths, Ltd.	183,180	6,042	Barrick Gold Corp.	464,100	8,999
		120,661	BCE, Inc.	1,700	74
			Bellatrix Exploration, Ltd.(Æ)	90,900	681

Austria - 0.3%			Boardwalk Real Estate Investment
			Trust(ö)	23,700	1,348
Andritz AG	1,541	95	Brookfield Asset Management, Inc.
CA Immobilien Anlagen AG(Æ)	115,666	1,762	Class A(Ñ)	290,110	11,483
Erste Group Bank AG	444,801	15,687	CAE, Inc.	55,800	640
		17,544	Canadian Imperial Bank of Commerce(Þ)	29,800	2,535
			Canadian National Railway Co.(Æ)(Ñ)(Þ)	159,185	17,499
Belgium - 0.6%			Canadian National Railway Co.	37,100	4,076
Ackermans & van Haaren NV	3,740	405	Canadian Oil Sands, Ltd.	62,800	1,224

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Canadian Pacific Railway, Ltd.	59,718	8,543	Western Forest Products, Inc.(Ñ)	836,700	1,196
Canadian Tire Corp., Ltd. Class A	12,400	1,151			202,224
Canam Group, Inc.	16,900	183
CanElson Drilling, Inc.	94,100	566	Cayman Islands - 1.1%
Canfor Corp.	93,600	1,940
Capital Power Corp.	19,900	412	Baidu, Inc. - ADR(Æ)	55,261	8,892
Cascades, Inc.	154,240	864	Chailease Holding Co., Ltd.	1,932,020	4,695
Celestica, Inc.(Æ)	198,200	2,177	Chaoda Modern Agriculture Holdings,
Centerra Gold, Inc.	491,000	1,964	Ltd.(Å)(Æ)	12,120,000	703
CGI Group, Inc. Class A(Æ)	33,100	1,110	Dongyue Group	10,064,900	4,751
CI Financial Corp.(Ñ)	14,400	479	MGM China Holdings, Ltd.	2,394,000	8,245
Constellation Software, Inc.(Þ)	3,600	656	New Oriental Education & Technology
Crescent Point Energy Corp.	24,900	967	Group, Inc. - ADR(Ñ)	249,426	6,537
Davis + Henderson Corp.	65,900	1,697	SA SA International Holdings, Ltd.	734,000	801
Dollarama, Inc.	136,754	11,755	Tencent Holdings, Ltd.	283,934	15,499
Empire Co., Ltd. Class A	13,800	1,016	Vipshop Holdings, Ltd. - ADR(Æ)	77,571	5,347
Ensign Energy Services, Inc.	74,900	1,280			55,470
Equitable Group, Inc.	5,500	258
Essential Energy Services, Ltd.(Þ)	329,100	931	Chile - 0.1%
Fairfax Financial Holdings, Ltd.	300	131	SACI Falabella	392,708	3,908
Genworth MI Canada, Inc.	99,000	3,115
George Weston, Ltd.	2,900	236	China - 0.2%
Gibson Energy, Inc.	53,500	1,314
Granite Real Estate Investment Trust(ö)	7,500	261	Huaneng Power International, Inc. Class
Great Canadian Gaming Corp.(Æ)	29,205	359	H(Ñ)	4,067,300	4,249
Great-West Lifeco, Inc.(Þ)	12,900	399	Shanghai Electric Group Co., Ltd. Class
Husky Energy, Inc.	73,100	2,078	H	21,766,000	7,693
IGM Financial, Inc.	9,700	467			11,942
Imperial Oil, Ltd.(Ñ)	14,300	624
Intact Financial Corp.	104,613	6,525	Czech Republic - 0.0%
Intertape Polymer Group, Inc.	54,400	783	Komercni Banka AS	7,089	1,760
Keyera Corp.(Ñ)	18,400	1,089
Kinross Gold Corp.	728,400	3,693	Denmark - 1.7%
Linamar Corp.	21,700	730	Bavarian Nordic A/S(Æ)	4,769	58
Magna International, Inc. Class A	74,100	6,276	Christian Hansen Holding A/S	108,857	4,033
Methanex Corp.	5,700	331	Coloplast A/S Class B	171,517	11,184
Metro, Inc. Class A	6,300	394	Danske Bank A/S(Æ)	1,049,669	24,516
Morguard Corp.	8,200	921	Dfds A/S	24,307	1,768
Mullen Group, Ltd.	3,200	86	Genmab A/S(Æ)	114,581	4,975
Nevsun Resources, Ltd.	495,500	1,806	GN Store Nord A/S	413,007	9,421
Pacific Rubiales Energy Corp.	316,427	6,546	Novo Nordisk A/S Class B	57,353	9,543
Potash Corp. of Saskatchewan, Inc.	23,000	715	Pandora A/S	38,291	1,826
Power Corp. of Canada	30,200	890	Rockwool International A/S Class B	1,037	163
Power Financial Corp.	29,000	954	Royal UNIBREW	16,458	2,112
Quebecor, Inc. Class B	26,700	660	Schouw & Co.	7,537	282
RioCan Real Estate Investment Trust(ö)	36,200	884	TDC A/S	1,949,214	17,600
Rogers Communications, Inc. Class B	38,600	1,752	Topdanmark A/S(Æ)	29,242	796
Royal Bank of Canada - GDR(Ñ)	121,600	8,166	Tryg A/S	10,979	1,003
Savanna Energy Services Corp.	58,700	441
ShawCor, Ltd.	56,100	2,358			89,280
Shoppers Drug Mart Corp.	104,670	6,116
Suncor Energy, Inc.	368,000	13,376	Finland - 0.3%
Tim Hortons, Inc.	28,700	1,713	Finnair OYJ	186,994	714
Toronto Dominion Bank	55,000	5,045	Fortum OYJ	47,971	1,068
TransCanada Corp.	9,700	437	Lassila & Tikanoja OYJ(Æ)	7,360	154
Transcontinental, Inc. Class A - ADR	133,500	2,132	Orion OYJ Class B	57,921	1,556
TransGlobe Energy Corp.(Æ)	99,100	897	Sampo Class A	255,527	12,105
Trinidad Drilling, Ltd.	203,800	1,974			15,597
Valeant Pharmaceuticals International,
Inc.(Æ)	70,336	7,436
Vermilion Energy, Inc.(Ñ)	42,300	2,325

See accompanying notes which are an integral part of the financial statements.

154 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
France - 8.4%			Brenntag AG	41,538	7,039
Air Liquide SA Class A	117,214	15,963	Commerzbank AG(Æ)	483,219	6,213
Arkema SA	5,401	613	Continental AG	67,700	12,405
AXA SA	286,000	7,145	Daimler AG	251,200	20,614
BNP Paribas SA	267,274	19,792	Deutsche Bank AG	107,700	5,210
Boiron SA	21,679	1,468	Deutsche Boerse AG	383,498	28,873
Bollore SA	848	463	Deutsche Post AG	213,890	7,238
Bureau Veritas SA	15,520	469	Deutsche Telekom AG	121,822	1,919
Caisse Regionale de Credit Agricole			Deutz AG(Æ)	22,800	217
Mutuel Nord de France	17,460	376	E.ON SE	415,950	7,599
Capital Gemini SA	488,481	32,134	Freenet AG	68,416	1,782
Casino Guichard Perrachon SA(Æ)	184,213	20,737	Fresenius SE & Co. KGaA	6,077	790
Cegid Group	26,913	785	Gerresheimer AG - GDR	25,287	1,676
Christian Dior SA	8,211	1,561	Hannover Rueck SE	46,231	3,709
Ciments Francais SA	19,706	1,413	Heidelberger Druckmaschinen AG(Æ)	83,900	225
Credit Agricole SA(Æ)	776,013	9,374	Henkel AG & Co. KGaA	44,396	4,104
Danone SA	497,799	36,917	Koenig & Bauer AG	21,952	420
Dassault Systemes SA	113,612	13,808	Leoni AG	7,151	486
Edenred	175,846	5,975	Linde AG	101,862	19,356
GDF Suez	288,398	7,182	Merck KGaA	121,460	20,218
GDF Suez(Æ)	55,671	—	Muenchener Rueckversicherungs AG	51,083	10,674
Iliad SA	5,611	1,283	Nordex SE(Æ)	106,146	1,866
Ingenico(Ñ)	89,208	6,717	OSRAM Licht AG(Æ)	234	12
Ipsen SA	7,573	332	Rational AG	8,076	2,478
Kering	4,460	1,013	Rheinmetall AG	21,020	1,304
Lagardere SCA	200,448	7,291	SAP AG - ADR	180,837	14,206
Legrand SA - ADR	199,229	11,315	Siemens AG	290,286	37,120
LVMH Moet Hennessy Louis Vuitton			Software AG	14,833	551
SA - ADR	87,661	16,877	Suedzucker AG	61,058	1,967
Metropole Television SA	36,257	836	Symrise AG	22,218	942
Natixis	806,636	4,350	TUI AG(Æ)	122,571	1,627
Norbert Dentressangle SA	1,331	151	Volkswagen AG	70,064	17,171
Pernod Ricard SA	132,175	15,882			320,520
Plastic Omnium SA	30,403	871
Publicis Groupe SA - ADR	114,893	9,583	Hong Kong - 1.6%
Rallye SA	65,821	2,803	AIA Group, Ltd.	7,628,738	38,719
Remy Cointreau SA	4,011	396	Cheung Kong Holdings, Ltd.	72,000	1,126
Safran SA	103,439	6,611	China Mobile, Ltd.	1,556,500	16,342
Sanofi - ADR	575,041	61,321	China Unicom Hong Kong, Ltd.	3,518,000	5,554
Schneider Electric SA	427,567	36,022	CLP Holdings, Ltd.	63,000	507
Societe BIC SA	28,089	3,511	CSI Properties, Ltd.	18,850,000	657
Societe d-Edition de Canal +	12,400	102	Far East Consortium International, Ltd.	5,114,000	1,689
Technip SA	75,378	7,896	Guangdong Investment, Ltd.	2,186,800	1,881
Thales SA	50,666	3,109	Hang Lung Group, Ltd.	462	3
Total SA	597,123	36,698	Hang Seng Bank, Ltd.	151,100	2,514
UBISOFT Entertainment(Æ)	108,875	1,401	HKR International, Ltd.	796,000	389
Unibail-Rodamco SE(ö)	2,046	536	Hong Kong & China Gas Co., Ltd.	968	2
Valeo SA	19,259	1,913	Hong Kong Exchanges and Clearing,
Vallourec SA	123,000	7,319	Ltd.	47,254	762
Vinci SA	178,502	11,450	Hopewell Holdings, Ltd.	25,500	86
		433,764	Hysan Development Co., Ltd.	42,000	196
			Link REIT (The)(ö)	241,000	1,215
Germany - 6.2%			PCCW, Ltd.	740,000	334
Adidas AG	54,933	6,271	Power Assets Holdings, Ltd.	306,000	2,550
Aurelius AG	121,147	4,135	Regal Real Estate Investment Trust(ö)	3,915,000	1,161
BASF SE	52,020	5,412	SJM Holdings, Ltd.	433,000	1,399
Bayer AG	295,899	36,777	Sun Hung Kai Properties, Ltd.	36,000	472
Bayerische Motoren Werke AG	121,076	13,733	Swire Pacific, Ltd. Class A	66,321	766
Beiersdorf AG(Æ)	143,670	13,715	Swire Properties, Ltd.	77,600	210
Bilfinger SE	4,196	466	Techtronic Industries Co.	1,225,986	3,084

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 155

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Television Broadcasts, Ltd.	60,334	353	Italmobiliare SpA	1,810	59
Wharf Holdings, Ltd.	19,000	160	Luxottica Group SpA	19,790	1,075
Wheelock & Co., Ltd.	68	—	Parmalat SpA	297,248	999
		82,131	Reply SpA	3,498	228
			Saipem SpA - ADR	189,571	4,443
India - 0.6%			Snam Rete Gas SpA	2,324,045	11,978
			Societa Cattolica di Assicurazioni SCRL	34,897	884
Housing Development Finance Corp.	438,049	6,095	Sogefi	134,900	769
ICICI Bank, Ltd.	248,503	4,533	Telecom Italia SpA	8,969,900	8,738
Reliance Industries, Ltd.	443,572	6,602	Terna Rete Elettrica Nazionale SpA	1,253,755	6,213
Tata Motors, Ltd. - ADR(Ñ)	450,450	14,108	Tod's SpA	7,204	1,200
		31,338	Vittoria Assicurazioni SpA	59,021	702
					91,940
Indonesia - 0.2%
Bank Rakyat Indonesia	8,481,000	5,944	Japan - 14.1%
Telekomunikasi Indonesia Persero Tbk			AEON Financial Service Co., Ltd.	70,539	2,156
PT	10,905,000	2,273	Ajinomoto Co., Inc.	28,000	391
		8,217	Alfresa Holdings Corp.	25,600	1,395
			Amada Co., Ltd.	1,871,000	16,021
Ireland - 0.9%			Aoyama Trading Co., Ltd.	55,500	1,409
Covidien PLC	65,454	4,196	Asahi Kasei Corp.	40,000	303
CRH PLC	615,700	15,035	Astellas Pharma, Inc.	180,736	10,036
DCC PLC	191,403	8,590	Avex Group Holdings, Inc.	14,500	367
Eaton Corp. PLC	95,944	6,770	Bank of Yokohama, Ltd. (The)	21,000	115
Jazz Pharmaceuticals PLC(Æ)	37,907	3,440	Belluna Co., Ltd.	99,600	527
Ryanair Holdings PLC - ADR(Æ)	148,659	7,464	Benesse Holdings, Inc.	376,900	14,029
Smurfit Kappa Group PLC	79,059	1,922	Best Bridal, Inc.(Ñ)	38,800	273
Total Produce PLC	526,327	586	Bridgestone Corp.	155,900	5,319
UDG Healthcare PLC	52,007	260	Brother Industries, Ltd.	36,100	408
		48,263	Calbee, Inc.	332,696	8,709
			Canon, Inc.	547,200	17,196

Isle of Man - 0.0%			Central Japan Railway Co.	13,000	1,679
			Chiba Bank, Ltd. (The)	117,000	831
Playtech PLC	41,493	490	Chudenko Corp.	12,400	204
			Chugai Pharmaceutical Co., Ltd.	47,800	1,120
Israel - 0.5%			CKD Corp.	13,100	121
Check Point Software Technologies, Ltd.			CMIC Holdings Co., Ltd.(Ñ)	9,300	127
(Æ)(Ñ)	218,906	12,701	Coca-Cola West Co., Ltd.	26,400	535
Israel Discount Bank, Ltd. Class A(Æ)	221,773	444	Dai Nippon Printing Co., Ltd.	380,200	3,975
Teva Pharmaceutical Industries, Ltd.			Daicel Chemical Industries, Ltd.	144,000	1,210
- ADR	348,800	12,937	Daihatsu Motor Co., Ltd.	6,000	116
		26,082	Daiichi Jitsugyo Co., Ltd.	15,000	64
			Dai-ichi Life Insurance Co., Ltd. (The)	612,400	8,694
Italy - 1.8%			Daiichi Sankyo Co., Ltd.	15,100	279
			Daikin Industries, Ltd.	240,424	13,766
ACEA SpA	71,933	749	Daikyo, Inc.	374,000	1,156
ASTM SpA	76,306	1,152	Daito Trust Construction Co., Ltd.	3,700	377
Banca IFIS SpA	118,944	1,786	Daiwa Office Investment Corp. Class
Banco Popolare SC(Æ)	685,338	1,364	A(ö)	52	231
Cementir Holding SpA	56,400	260	Denki Kagaku Kogyo KK	90,000	375
Danieli & C Officine Meccaniche			Denso Corp.	661,097	31,633
SpA(Ñ)	82,973	1,876	Dentsu, Inc.	6,700	252
Enel SpA	1,961,200	8,654	Digital Garage, Inc.	159,513	4,192
ENI SpA - ADR	1,147,884	29,067	Doutor Nichires Holdings Co., Ltd.	103,200	1,871
Fondiaria-Sai SpA(Æ)(Ñ)	559,167	1,307	DTS Corp.	73,900	1,263
Immobiliare Grande Distribuzione(ö)	352,535	421	Dynam Japan Holdings Co., Ltd.	376,400	797
Impregilo SpA	8,822	56	East Japan Railway Co.	26,300	2,276
Intesa Sanpaolo SpA	2,147,500	5,339	FANUC Corp.	58,500	9,352
Iren SpA - ADR	1,369,526	2,049	Fuji Electric Co., Ltd.	304,000	1,357
Italcementi SpA	121,677	572	Fuji Heavy Industries, Ltd.	410,000	11,137

See accompanying notes which are an integral part of the financial statements.

156 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Fuji Soft, Inc.	81,100	1,610	Medipal Holdings Corp.	78,000	1,050
FUJIFILM Holdings Corp.	153,500	3,736	MID Reit, Inc. Class A(ö)	759	1,749
Fujimori Kogyo Co., Ltd.	13,200	390	Misawa Homes Co., Ltd.	81,300	1,454
Fujishoji Co., Ltd.	5,700	71	MISUMI Group, Inc.	75,900	2,215
Fujitsu General, Ltd.	13,000	157	Mitani Corp.	31,600	683
Fukuda Denshi Co., Ltd.	20,900	896	Mitsubishi Tanabe Pharma Corp.	47,300	666
Fukuoka Financial Group, Inc.	27,000	121	Mitsubishi UFJ Financial Group, Inc.	1,357,900	8,562
Futaba Corp.	136,200	1,881	Mitsui Engineering & Shipbuilding Co.,
Fuyo General Lease Co., Ltd.	31,700	1,310	Ltd.	332,000	648
Geo Holdings Corp.	178,300	1,661	Mochida Pharmaceutical Co., Ltd.	1,600	101
GMO internet, Inc.	149,300	1,691	Morinaga Milk Industry Co., Ltd.	557,000	1,733
Godo Steel, Ltd.	233,000	427	MS&AD Insurance Group Holdings	368,400	9,460
Growell Holdings Co Ltd	4,600	278	NAC Co., Ltd.	4,600	83
G-Tekt Corp.	4,500	132	Nagoya Railroad Co., Ltd.	68,000	197
Gunma Bank, Ltd.	83,000	478	Namco Bandai Holdings, Inc.	82,000	1,543
Hachijuni Bank, Ltd. (The)	787,000	4,834	NGK Spark Plug Co., Ltd.	4,000	91
Hakuhodo DY Holdings, Inc.	102,800	792	NIFTY Corp.	9,800	128
Hankyu Hanshin Holdings, Inc.	81,000	453	Nihon Unisys, Ltd.	212,700	1,891
Heiwado Co., Ltd.	16,900	263	Nintendo Co., Ltd.	53,000	5,940
Hiroshima Bank, Ltd. (The)	14,000	59	Nippon Building Fund, Inc. Class A(ö)	8	99
HIS Co., Ltd.	28,800	1,549	Nippon Flour Mills Co., Ltd.	300,000	1,443
Hitachi Medical Corp.	5,000	70	Nippon Paint Co., Ltd.	81,000	1,356
Honda Motor Co., Ltd.	959,970	38,221	Nippon Road Co., Ltd.	15,000	93
Hoya Corp.	491,100	11,752	Nippon Shokubai Co., Ltd.	5,000	61
Hulic Co., Ltd.	402,147	6,364	Nippon Synthetic Chemical Industry
Inabata & Co., Ltd.	18,500	180	Co., Ltd. (The)	18,000	173
Inpex Corp.	688,900	7,945	Nippon Telegraph & Telephone Corp.	40,700	2,107
IT Holdings Corp.	105,600	1,515	Nisshin Seifun Group, Inc.	4,950	54
ITOCHU Corp.	1,226,400	14,692	Nitori Holdings Co., Ltd.	1,500	140
Iyo Bank, Ltd. (The)	37,000	385	NKSJ Holdings, Inc.	370,500	9,525
Izumi Co., Ltd.	64,600	2,092	Noevir Holdings Co., Ltd.	54,200	879
Japan Digital Laboratory Co., Ltd.	57,700	687	Nomura Co., Ltd.	145,000	1,312
Japan Securities Finance Co., Ltd.	72,300	526	NSD Co., Ltd.	121,300	1,482
Japan Tobacco, Inc.	175,420	6,333	NTN Corp.	936,670	4,468
JGC Corp.	36,000	1,371	NTT DOCOMO, Inc.	723,600	11,480
JSR Corp.	39,800	754	Okasan Securities Group, Inc.	221,000	1,897
Kakaku.com, Inc.	151,053	2,910	Oriental Land Co., Ltd.	2,800	448
Kamigumi Co., Ltd.	10,000	87	ORIX Corp.	890,800	15,274
Kanamoto Co., Ltd.	162,692	4,380	Otsuka Corp.	3,500	453
Kao Corp.	275,000	9,131	Otsuka Holdings Co., Ltd.	63,600	1,805
Kato Sangyo Co., Ltd.	18,400	377	Parco Co., Ltd.	40,500	416
Kawasaki Kisen Kaisha, Ltd.	889,000	2,025	Plenus Co., Ltd.	5,000	113
KDDI Corp.	416,600	22,497	Ricoh Leasing Co., Ltd.	58,400	1,665
Keihan Electric Railway Co., Ltd.	21,000	86	Rinnai Corp.	1,800	139
Keihanshin Building Co., Ltd.	139,200	769	Round One Corp.	337,200	1,783
Keyence Corp.	32,200	13,754	Ryoden Trading Co., Ltd.	40,000	273
Kinden Corp.	61,000	668	Ryosan Co., Ltd.	9,400	182
Kissei Pharmaceutical Co., Ltd.	83,400	1,924	Ryoyo Electro Corp.	35,500	325
Koito Manufacturing Co., Ltd.	8,000	145	Sanki Engineering Co., Ltd.	164,000	1,021
Komori Corp.	33,500	524	Sankyo Co., Ltd.	156,000	7,393
Kura Corp.	8,600	139	Sawai Pharmaceutical Co., Ltd.	70,871	5,161
Kurita Water Industries, Ltd.	26,900	585	Secom Co., Ltd.	392,600	23,557
Kyocera Corp.	108,200	5,590	Seiko Epson Corp.	94,000	1,526
Kyudenko Corp.	26,000	156	Seino Holdings Co., Ltd.	159,000	1,564
Lawson, Inc.	218,200	17,464	Sekisui House, Ltd.	5,000	71
Lintec Corp.	24,200	500	Seven & I Holdings Co., Ltd.	108,900	4,009
M3, Inc.	2,519	6,878	Shimamura Co., Ltd.	12,400	1,391
Mabuchi Motor Co., Ltd.	465,500	24,664	Shin-Etsu Chemical Co., Ltd.	547,325	30,781
Maeda Corp.	236,000	1,690	Shinko Shoji Co., Ltd.	109,700	937
Makita Corp.	97,100	4,888	Shionogi & Co., Ltd.	63,900	1,408
McDonald's Holdings Co. Japan, Ltd.	5,700	157	Shiseido Co., Ltd.	560,700	9,551

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 157

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Showa Corp.	24,300	335	Liechtenstein - 0.0%
SKY Perfect JSAT Holdings, Inc.	374,300	2,158	Verwaltungs- und Privat-Bank AG	560	54
SMC Corp.	34,400	7,969

SoftBank Corp.	86,255	6,404	Luxembourg - 0.2%
Sohgo Security Services Co., Ltd.	33,600	677
Start Today Co., Ltd.	41,800	1,163	ArcelorMittal	249,575	3,943
Sugi Holdings Co., Ltd. - GDR	103,942	4,339	Eurofins Scientific	18,136	4,973
Sumitomo Corp.	1,013,000	13,135	GAGFAH SA(Æ)	21,494	305
Sumitomo Densetsu Co., Ltd.	34,200	504			9,221
Sumitomo Mitsui Financial Group, Inc.	517,100	24,795
Sumitomo Mitsui Trust Holdings, Inc.	1,015,000	4,975	Malaysia - 0.1%
Suzuken Co., Ltd.	37,400	1,346	Astro Malaysia Holdings BHD	3,696,148	3,397
Taihei Dengyo Kaisha, Ltd.	10,000	70

Takeda Pharmaceutical Co., Ltd.	42,700	2,026	Mexico - 0.2%
Takuma Co., Ltd.	219,000	1,857
Tama Home Co., Ltd.	48,400	543	Bolsa Mexicana de Valores SAB de CV	1,294,461	3,086
Tecmo Koei Holdings Co., Ltd.	64,900	735	Fibra Uno Administracion SA de CV(ö)	2,818,277	8,765
THK Co., Ltd.	465,700	10,107			11,851
Toho Co., Ltd.	50,000	1,068
Toho Holdings Co., Ltd.	56,100	1,081	Netherlands - 6.0%
Tokai Rika Co., Ltd.	76,000	1,603	Aegon NV	3,938,857	31,361
Tokai Tokyo Financial Holdings, Inc.	1,061,633	8,832	AerCap Holdings NV(Æ)	103,800	2,106
Token Corp.	28,330	1,501	Akzo Nobel NV	437,234	31,796
Tokio Marine Holdings, Inc.	140,712	4,586	BE Semiconductor Industries NV	112,538	1,225
Tokyo Electron, Ltd.	8,200	448	Delta Lloyd NV	778,431	16,551
TonenGeneral Sekiyu KK	5,000	46	Gemalto NV	33,279	3,732
Toppan Forms Co., Ltd.	98,300	915	Heineken NV	239,252	16,535
Toshiba Plant Systems & Services Corp.	13,000	229	ING Groep NV(Æ)	3,917,077	49,903
Tosoh Corp.	443,000	1,685	Koninklijke Ahold NV	1,109,460	21,119
Toyo Suisan Kaisha, Ltd.	29,000	920	Koninklijke Philips NV	716,172	25,360
Toyo Tire & Rubber Co., Ltd.	233,000	1,355	LyondellBasell Industries NV Class A	90,379	6,742
Toyota Motor Corp.	61,900	4,004	Nutreco NV	32,026	1,570
Toyota Tsusho Corp.	15,000	415	Randstad Holding NV(Æ)	310,554	19,166
TS Tech Co., Ltd.	116,429	4,346	Reed Elsevier NV(Æ)	760,275	15,314
Ulvac, Inc.(Æ)	26,900	274	Sensata Technologies Holding NV(Æ)	176,503	6,642
Ushio, Inc.	7,200	90	STMicroelectronics NV Class Y	1,387,951	10,734
West Japan Railway Co.	32,500	1,453	TNT Express NV	1,850,200	17,082
Yahoo! Japan Corp.	2,076,800	9,652	Unilever NV	344,882	13,659
Yamaguchi Financial Group, Inc.	39,000	366	Wolters Kluwer NV	757,947	20,561
Yamato Holdings Co., Ltd.	27,700	593			311,158
Yamazaki Baking Co., Ltd.	12,000	122
Yellow Hat, Ltd.	11,000	200
Yokogawa Electric Corp.	95,000	1,237	New Zealand - 0.1%
		731,476	Air New Zealand, Ltd.(Ñ)	1,464,542	1,948
			Chorus, Ltd.	553,718	1,212

Jersey - 1.2%			Z Energy, Ltd.(Æ)	30,800	98
Beazley PLC	555,741	2,039			3,258
Delphi Automotive PLC	92,532	5,293
Genel Energy PLC(Æ)	289,596	4,411	Norway - 1.7%
Glencore Xstrata PLC(Æ)	939,297	5,120	Borregaard ASA - ADR	267,188	1,180
Wolseley PLC - ADR	13,738	740	DNB ASA	1,070,811	18,977
WPP PLC	2,071,620	44,012	DNO International ASA(Æ)	805,232	2,282
		61,615	Gjensidige Forsikring ASA	347,082	6,477
			Marine Harvest ASA(Ñ)	12,076,662	14,160

Kenya - 0.1%			Orkla ASA	3,244,510	26,297
			Statoil ASA Class N	55,238	1,308
Safaricom, Ltd.	25,005,400	2,769	TE Connectivity, Ltd.	544,912	13,090
			TGS Nopec Geophysical Co. ASA - ADR	58,180	1,601
					85,372

See accompanying notes which are an integral part of the financial statements.

158 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Philippines - 0.1%			South Korea - 1.1%
Robinsons Retail Holdings, Inc.(Æ)	1,745,565	2,343	Hana Financial Group, Inc.	226,335	8,727
Universal Robina Corp.	934,992	2,759	Hankook Tire Co., Ltd.	118,300	6,948
		5,102	KT Corp. - ADR	855,000	14,176
			Samsung Electronics Co., Ltd.	10,957	15,132
Portugal - 0.1%			Shinhan Financial Group Co., Ltd.	296,730	12,966
Mota-Engil(Æ)	308,098	1,418			57,949
Sonae	1,397,307	2,021
		3,439	Spain - 2.0%
			Amadeus IT Holding SA Class A	403,177	14,972
Russia - 0.6%			Banco Popular Espanol SA(Æ)	1,233,911	7,023
			Banco Santander SA - ADR	2,621,233	23,272
Gazprom OAO - ADR(Æ)	1,780,112	16,662	Corp. Financiera Alba SA	1,944	107
Rosneft Oil Co. - GDR	1,429,702	11,287	Distribuidora Internacional de
Sberbank of Russia - ADR	262,026	3,346	Alimentacion SA	127,856	1,169
Sberbank of Russia - ADR(Æ)	3,341	43	Enagas SA	129,157	3,453
		31,338	Endesa SA - ADR(Æ)	123,066	3,569
			Gamesa Corp. Tecnologica SA(Æ)	28,457	276
Singapore - 1.4%			Inditex SA	106,792	17,545
Ascendas Real Estate Investment			Indra Sistemas SA	1,710,924	28,271
Trust(ö)	194,000	370	Tecnicas Reunidas SA(Æ)	26,678	1,375
Boustead Singapore, Ltd.	691,000	837	Vidrala SA	2,441	104
Bukit Sembawang Estates, Ltd.	99,000	490	Viscofan SA	41,816	2,220
CapitaMall Trust Class A(ö)	207,000	337			103,356
Chip Eng Seng Corp., Ltd.	321,000	182
ComfortDelGro Corp., Ltd.	1,024,000	1,587	Sweden - 0.8%
CSE Global, Ltd.	757,000	576	Assa Abloy AB Class B	14,712	730
DBS Group Holdings, Ltd.	903,000	12,169	Atlas Copco AB Class A	27,742	770
Global Logistic Properties, Ltd.	3,946,664	9,818	Bilia AB Class A	82,365	1,996
Ho Bee Land, Ltd.	424,000	703	Eniro AB(Æ)	56,243	245
Jardine Cycle & Carriage, Ltd.	547,000	16,139	Getinge AB Class B	35,154	1,115
Keppel Corp., Ltd. - ADR	219,000	1,913	Hennes & Mauritz AB Class B	202,599	8,754
Keppel REIT(ö)	18,320	18	Kungsleden AB	75,200	553
Kreuz Holdings, Ltd.	3,040,000	1,823	Meda AB Class A	55,449	623
Oversea-Chinese Banking Corp., Ltd.	36,000	301	Nolato AB Class B	57,445	1,172
SATS, Ltd.	375,000	1,027	Nordea Bank AB	96,423	1,235
Sembcorp Industries, Ltd.	47,000	201	SKF AB Class B	21,633	573
Singapore Exchange, Ltd.	80,000	473	Svenska Cellulosa AB SCA Class B	268,293	7,618
Singapore Land, Ltd.	138,000	964	Swedish Match AB	56,111	1,851
Singapore Technologies Engineering,			Telefonaktiebolaget LM Ericsson Class B	1,140,435	13,613
Ltd.	81,000	275	TeliaSonera AB	87,129	722
Singapore Telecommunications, Ltd.	1,229,810	3,742
StarHub, Ltd.	127,000	455			41,570
United Overseas Bank, Ltd.	870,857	14,610
UOL Group, Ltd.	22,000	117	Switzerland - 8.5%
Wilmar International, Ltd.	363,000	1,011	ABB, Ltd.(Æ)	580,707	14,829
Wing Tai Holdings, Ltd.	348,000	619	ABB, Ltd. - ADR(Æ)(Ñ)	189,400	4,824
		70,757	ACE, Ltd.	78,775	7,518
			AFG Arbonia-Forster Holding AG(Æ)	7,170	249
South Africa - 0.5%			Aryzta AG(Æ)	35,444	2,649
			Autoneum Holding AG	14,580	1,944
Aspen Pharmacare Holdings, Ltd.	187,919	5,232	Baloise Holding AG	9,602	1,118
Bidvest Group, Ltd.(Æ)	248,726	6,633	Bucher Industries AG	1,820	505
Discovery Holdings, Ltd.	885,642	7,499	Cie Financiere Richemont SA	170,989	17,535
Gold Fields, Ltd. - ADR	1,177,415	5,524	Credit Suisse Group AG(Æ)	969,653	30,168
Impala Platinum Holdings, Ltd.	174,118	2,116	EMS-Chemie Holding AG	1,460	532
		27,004	Galenica AG	1,198	1,060
			GAM Holding AG(Æ)	246,082	4,611
			Geberit AG(Æ)	33,597	10,046
			Georg Fischer AG(Æ)	3,329	2,297

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 159

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Givaudan SA(Æ)	3,060	4,344	BHP Billiton PLC	131,319	4,065
Helvetia Holding AG	12,243	5,778	BP PLC	7,850,984	60,764
Implenia AG(Æ)	31,167	2,097	BP PLC - ADR	41,200	1,916
Julius Baer Group, Ltd.(Æ)	253,022	12,434	British American Tobacco PLC	33,015	1,819
Kardex AG(Æ)	2,390	104	British Land Co. PLC(ö)	61,280	611
Kuehne & Nagel International AG	36,396	4,601	British Sky Broadcasting Group PLC	233,115	3,504
Lonza Group AG(Æ)	125,456	11,213	Britvic PLC	98,764	990
Metall Zug AG	254	610	BT Group PLC	1,180,588	7,136
Nestle SA	672,584	48,553	Carillion PLC	1,329,665	6,481
Novartis AG	997,169	77,424	Carnival PLC	22,727	810
Partners Group Holding AG	60,005	15,548	Centrica PLC	1,203,913	6,822
PSP Swiss Property AG(Æ)	4,143	356	Close Brothers Group PLC	110,520	2,242
Roche Holding AG	288,572	79,891	Compass Group PLC	2,301,427	33,100
Siegfried Holding AG(Æ)	11,598	1,912	Countrywide PLC	755,550	6,760
Sika AG	578	1,823	Croda International PLC	163,141	6,372
Sonova Holding AG(Æ)	49,631	6,460	Dairy Crest Group PLC	1,275,920	10,986
Sulzer AG	14,561	2,280	Dart Group PLC	522,305	1,964
Swiss Life Holding AG(Æ)	49,000	9,737	Debenhams PLC	32,700	53
Swiss Prime Site AG Class A(Æ)	5,544	420	Derwent London PLC(ö)	10,844	435
Swiss Re AG(Æ)	85,661	7,524	Diageo PLC	710,935	22,650
Syngenta AG	2,102	849	Dixons Retail PLC(Æ)	1,726,200	1,355
TE Connectivity, Ltd.	86,000	4,428	easyJet PLC	236,485	4,963
Temenos Group AG	88,621	2,261	EnQuest PLC(Æ)	959,263	2,053
UBS AG(Æ)	1,430,269	27,680	Experian PLC	645,803	13,151
Vaudoise Assurances Holding SA Class			GlaxoSmithKline PLC - ADR	591,397	15,584
B	2,977	1,261	Guinness Peat Group PLC(Æ)	2,895,879	1,411
Zurich Insurance Group AG(Æ)	38,573	10,666	Halma PLC	668,613	5,880
		440,139	Hays PLC	4,516,030	9,015
			HellermannTyton Group PLC	91,796	463
Taiwan - 0.9%			Home Retail Group PLC	4,481,986	14,301
			HSBC Holdings PLC	5,521,470	60,476
Hon Hai Precision Industry Co., Ltd.	7,299,575	18,510	IMI PLC - ADR	304,336	7,412
Hon Hai Precision Industry Co., Ltd.			Imperial Tobacco Group PLC	958,183	35,782
- GDR	289,952	1,439	Inchcape PLC	46,950	479
Taiwan Semiconductor Manufacturing			InterContinental Hotels Group PLC
Co., Ltd. - ADR	887,719	16,343	- ADR	289,360	8,430
Teco Electric and Machinery Co., Ltd.	8,188,500	8,737	Intertek Group PLC	20,531	1,097
		45,029	J Sainsbury PLC	106,990	677
			JD Wetherspoon PLC	150,100	1,697
Turkey - 0.0%			John Wood Group PLC	29,089	379
Turkiye Halk Bankasi AS	245,794	1,988	Johnson Matthey PLC	202,676	9,762
			Keller Group PLC	122,960	2,072
United Kingdom - 18.1%			Kingfisher PLC	173,658	1,051
			Land Securities Group PLC(ö)	40,123	636
AMEC PLC - GDR	38,666	730	Lloyds Banking Group PLC(Æ)	4,356,700	5,416
Anglo American PLC	341,773	8,138	Lookers PLC	481,540	1,004
Antofagasta PLC	94,345	1,293	Marks & Spencer Group PLC	509,902	4,117
ARM Holdings PLC	1,138,746	17,994	Meggitt PLC	949,144	8,713
Ashtead Group PLC	648,420	6,810	Micro Focus International PLC	37,754	495
Associated British Foods PLC	440,817	16,023	Mitchells & Butlers PLC(Æ)	11,297	73
AstraZeneca PLC - ADR(Æ)	151,964	8,063	Mondi PLC	77,045	1,376
Aviva PLC	1,203,127	8,664	National Grid PLC	1,366,265	17,186
Awilco Drilling PLC	94,669	2,067	Next PLC	49,968	4,362
Babcock International Group PLC	519,106	10,612	Novae Group PLC	3,947	35
BAE Systems PLC	4,136,093	30,155	Pace PLC	434,489	2,122
Balfour Beatty PLC	2,461,600	11,276	Persimmon PLC Class A(Æ)	72,154	1,464
Barclays PLC	9,121,746	38,554	QinetiQ Group PLC	688,100	2,183
Barratt Developments PLC	1,309,042	7,033	Reckitt Benckiser Group PLC	298,122	23,174
Berendsen PLC	154,024	2,397	Rio Tinto PLC(Æ)	260,979	13,215
Berkeley Group Holdings PLC	277,342	10,406	Rolls-Royce Holdings PLC(Æ)	612,086	11,286
BG Group PLC	1,030,305	21,038	Royal Bank of Scotland Group PLC(Æ)	1,667,605	9,829

See accompanying notes which are an integral part of the financial statements.

160 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Royal Dutch Shell PLC Class A	1,327,526	44,277	Spain - 0.0%
Royal Dutch Shell PLC Class B	214,111	7,414	Banco Santander SA - ADR(Æ)
Royal Dutch Shell PLC - ADR(Ñ)	208,200	14,474	2013 Rights	2,198,006		466
Schroders PLC	41,094	1,699
Shire PLC - ADR(Æ)	158,681	6,999				466
Smith & Nephew PLC	1,124,755	14,373
Smiths Group PLC	538,058	12,380	United Kingdom - 0.4%
Soco International PLC	44,021	281	DS Smith PLC Class F(Æ)
Spirax-Sarco Engineering PLC	7,753	363	2013 Rights	3,800,047		18,437
St. James's Place PLC	1,635,992	17,733
Standard Chartered PLC	720,256	17,317	Total Warrants & Rights
Standard Life PLC	390,440	2,204	(cost $13,134)			18,903
SVG Capital PLC(Æ)	316,155	2,025
Telecity Group PLC	233,429	2,854	Short-Term Investments - 6.8%
Tesco PLC	2,671,500	15,600	United States - 6.8%
Travis Perkins PLC	962,233	28,635	Russell U.S. Cash Management Fund	349,990,965	(8)	349,991
Trinity Mirror PLC(Æ)	320,464	686	Total Short-Term Investments
Tullett Prebon PLC	16,300	83
Tullow Oil PLC	717,333	10,840	(cost $349,991)			349,991
Unilever PLC	112,461	4,553	Other Securities - 2.1%
Vodafone Group PLC - ADR(Æ)	10,042,187	36,148	Russell U.S. Cash Collateral Fund(×)	106,464,360	(8)	106,464
Weir Group PLC (The)	15,444	558
WH Smith PLC	154,105	2,226	Total Other Securities
William Hill PLC	944,601	6,072	(cost $106,464)			106,464
		934,703	Total Investments 100.3%
			(identified cost $4,491,191)			5,184,297

United States - 0.8%			Other Assets and Liabilities,
NCR Corp.(Æ)	72,620	2,654	Net - (0.3%)			(14,898)
Newmont Mining Corp.	355,300	9,685
News Corp. Class A	194,410	3,422	Net Assets - 100.0%			5,169,399
News Corp.(Æ)	187,952	3,370
Philip Morris International, Inc.	108,300	9,652
Sohu.com, Inc.(Æ)	48,521	3,249
Yum! Brands, Inc.	107,644	7,279
		39,311

Total Common Stocks
(cost $4,007,208)		4,695,960
Preferred Stocks - 0.2%
Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais
SA(Æ)	1,378,500	7,311

Germany - 0.1%
Henkel AG & Co. KGaA	49,615	5,369

Italy - 0.0%
Unipol Gruppo Finanziario SpA	51,339	231

United Kingdom - 0.0%
Rolls-Royce Holdings PLC(Æ)	42,523,818	68
		68

Total Preferred Stocks
(cost $14,394)		12,979
Warrants & Rights - 0.4%

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 161

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal		Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)		Unit	(000)	(000)
Securities	Date	or Shares		$	$	$
0.0%
Chaoda Modern Agriculture Holdings, Ltd.	10/18/10	12,120,000		0.55	6,664	703
						703
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date	$

Long Positions
CAC 40 Index Futures (France)		1,267	EUR	54,411	11/13	1,272
DAX Index Futures (Germany)		122	EUR	27,549	12/13	1,689
EURO STOXX 50 Index Futures (Germany)		1,816	EUR	55,552	12/13	4,315
FTSE 100 Index Futures (United Kingdom)		701	GBP	47,027	12/13	1,862
FTSE MIB Index Futures (Italy)		25	EUR	2,418	12/13	37
Hang Seng Index Futures (Hong Kong)		224	HKD	260,310	11/13	649
IBEX 35 Index Futures (Spain)		67	EUR	6,605	11/13	123
MSCI Singapore IX ETS Futures (Singapore)		43	SGD	3,182	11/13	2
NIKKEI 225 Index Futures (Japan)		2,086	JPY	15,066,135	12/13	(2,823)
S&P TSE 60 Index Futures (Canada)		560	CAD	85,803	12/13	2,054
SPI 200 Index Futures (Australia)		199	AUD	26,945	12/13	833
Swiss Market Index Futures (Switzerland)		78	CHF	6,435	12/13	161
TOPIX Index Futures (Japan)		823	JPY	9,871,885	12/13	1,279
Short Positions
Amsterdam Index Futures (Netherlands)		17	EUR	1,329	11/13	(42)
MSCI Emerging Markets Mini Index Futures		4,024	USD	206,009	12/13	3,905
OMX 30 Index Futures (Sweden)		675	SEK	86,586	11/13	(138)
S&P TSE 60 Index Futures (Canada)		114	CAD	17,467	12/13	(809)
SPI 200 Index Futures (Australia)		159	AUD	21,529	12/13	(609)
Swiss Market Index Futures (Switzerland)		173	CHF	14,272	12/13	(435)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						13,325

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Bank of Montreal	USD	6,791	AUD	7,647	12/18/13	415
Bank of Montreal	USD	21,069	CAD	22,152	12/18/13	152
Bank of Montreal	USD	42,959	EUR	32,189	12/18/13	748
Bank of Montreal	USD	17,895	GBP	11,527	12/18/13	582
Bank of Montreal	USD	14,512	JPY 1,417,044		12/18/13	(97)
Brown Brothers Harriman	AUD	1,000	USD	954	12/18/13	11
Brown Brothers Harriman	CAD	1,000	USD	956	12/18/13	(2)
Brown Brothers Harriman	EUR	3,500	USD	4,825	12/18/13	72
Brown Brothers Harriman	GBP	1,000	USD	1,613	12/18/13	10
Brown Brothers Harriman	HKD	2,000	USD	258	12/18/13	—
Brown Brothers Harriman	NOK	12,204	USD	2,068	11/04/13	18
Brown Brothers Harriman	TRY	3,007	USD	1,506	11/01/13	—
Citigroup	EUR	66	USD	87	12/18/13	(2)
Citigroup	GBP	227	USD	351	12/18/13	(14)

See accompanying notes which are an integral part of the financial statements.

162 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	JPY	45,000	USD	458	12/18/13	1
Commonwealth Bank of Australia	USD	6,791	AUD	7,647	12/18/13	415
Commonwealth Bank of Australia	USD	21,070	CAD	22,152	12/18/13	152
Commonwealth Bank of Australia	USD	42,959	EUR	32,189	12/18/13	748
Commonwealth Bank of Australia	USD	17,895	GBP	11,527	12/18/13	582
Commonwealth Bank of Australia	USD	14,512	JPY	1,417,044	12/18/13	(97)
Credit Suisse	USD	2,783	AUD	2,885	12/18/13	(64)
Credit Suisse	USD	3,281	AUD	3,500	12/18/13	17
Credit Suisse	USD	5,787	AUD	6,097	12/18/13	(42)
Credit Suisse	USD	11,004	AUD	11,435	12/18/13	(226)
Credit Suisse	USD	1,348	CHF	1,215	12/18/13	(9)
Credit Suisse	USD	5,958	CHF	5,344	12/18/13	(66)
Credit Suisse	USD	15	DKK	81	12/18/13	—
Credit Suisse	USD	36	DKK	195	12/18/13	—
Credit Suisse	USD	116	DKK	626	12/18/13	(2)
Credit Suisse	USD	1,634	EUR	1,209	12/18/13	7
Credit Suisse	USD	3,162	EUR	2,313	12/18/13	(22)
Credit Suisse	USD	3,516	EUR	2,594	12/18/13	6
Credit Suisse	USD	3,897	EUR	2,831	12/18/13	(53)
Credit Suisse	USD	6,462	EUR	4,747	12/18/13	(17)
Credit Suisse	USD	6,877	EUR	5,062	12/18/13	(4)
Credit Suisse	USD	1,207	GBP	745	12/18/13	(13)
Credit Suisse	USD	1,694	GBP	1,053	12/18/13	(6)
Credit Suisse	USD	3,208	GBP	1,983	12/18/13	(29)
Credit Suisse	USD	19	HKD	148	12/18/13	—
Credit Suisse	USD	29	HKD	227	12/18/13	—
Credit Suisse	USD	41	HKD	316	12/18/13	—
Credit Suisse	USD	106	HKD	825	12/18/13	—
Credit Suisse	USD	126	HKD	973	12/18/13	—
Credit Suisse	USD	5	ILS	17	12/18/13	—
Credit Suisse	USD	13	ILS	47	12/18/13	—
Credit Suisse	USD	28	ILS	100	12/18/13	—
Credit Suisse	USD	1,345	JPY	130,507	12/18/13	(17)
Credit Suisse	USD	1,430	JPY	139,918	12/18/13	(7)
Credit Suisse	USD	2,753	JPY	268,384	12/18/13	(23)
Credit Suisse	USD	452	NOK	2,705	12/18/13	2
Credit Suisse	USD	1,728	NOK	10,220	12/18/13	(14)
Credit Suisse	USD	1,999	NZD	2,375	12/18/13	(43)
Credit Suisse	USD	652	SEK	4,161	12/18/13	(11)
Credit Suisse	USD	996	SEK	6,338	12/18/13	(19)
Credit Suisse	USD	1,946	SEK	12,412	12/18/13	(33)
Credit Suisse	USD	15	SGD	19	12/18/13	—
Credit Suisse	USD	29	SGD	37	12/18/13	—
Credit Suisse	USD	31	SGD	40	12/18/13	—
Credit Suisse	AUD	1,747	USD	1,632	12/18/13	(14)
Credit Suisse	AUD	4,167	USD	3,921	12/18/13	(5)
Credit Suisse	AUD	11,203	USD	10,608	12/18/13	50
Credit Suisse	CAD	257	USD	245	12/18/13	—
Credit Suisse	CAD	263	USD	255	12/18/13	3
Credit Suisse	CAD	318	USD	308	12/18/13	4
Credit Suisse	CAD	458	USD	441	12/18/13	3
Credit Suisse	CAD	1,000	USD	962	12/18/13	4
Credit Suisse	CAD	1,981	USD	1,916	12/18/13	19
Credit Suisse	CAD	2,990	USD	2,896	12/18/13	32
Credit Suisse	CAD	11,919	USD	11,520	12/18/13	103
Credit Suisse	CHF	526	USD	581	12/18/13	1
Credit Suisse	CHF	544	USD	603	12/18/13	3
Credit Suisse	CHF	2,961	USD	3,252	12/18/13	(12)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 163

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Credit Suisse	DKK	36	USD	6	12/18/13	—
Credit Suisse	DKK	40	USD	7	12/18/13	—
Credit Suisse	DKK	291	USD	53	12/18/13	—
Credit Suisse	DKK	434	USD	79	12/18/13	—
Credit Suisse	EUR	1,340	USD	1,833	12/18/13	14
Credit Suisse	GBP	245	USD	391	12/18/13	(1)
Credit Suisse	GBP	857	USD	1,392	12/18/13	18
Credit Suisse	HKD	249	USD	32	12/18/13	—
Credit Suisse	HKD	1,116	USD	144	12/18/13	—
Credit Suisse	ILS	38	USD	11	12/18/13	—
Credit Suisse	ILS	42	USD	12	12/18/13	—
Credit Suisse	JPY	156,586	USD	1,589	12/18/13	(3)
Credit Suisse	JPY	200,000	USD	2,055	12/18/13	20
Credit Suisse	JPY	331,609	USD	3,373	12/18/13	—
Credit Suisse	JPY	387,564	USD	3,972	12/18/13	30
Credit Suisse	JPY	660,573	USD	6,756	12/18/13	37
Credit Suisse	NOK	6,074	USD	1,023	12/18/13	5
Credit Suisse	NOK	11,498	USD	1,926	12/18/13	(3)
Credit Suisse	NZD	1,767	USD	1,454	12/18/13	(1)
Credit Suisse	NZD	5,627	USD	4,644	12/18/13	10
Credit Suisse	SEK	5,825	USD	897	12/18/13	(1)
Credit Suisse	SEK	18,069	USD	2,819	12/18/13	33
Credit Suisse	SEK	32,654	USD	5,087	12/18/13	53
Credit Suisse	SGD	18	USD	14	12/18/13	—
Credit Suisse	SGD	24	USD	19	12/18/13	—
Credit Suisse	SGD	47	USD	37	12/18/13	—
Deutsche Bank	USD	6,816	HKD	52,849	12/18/13	2
Northern Trust	USD	187	EUR	136	11/01/13	(2)
Royal Bank of Canada	USD	6,791	AUD	7,647	12/18/13	415
Royal Bank of Canada	USD	21,070	CAD	22,152	12/18/13	152
Royal Bank of Canada	USD	42,958	EUR	32,189	12/18/13	748
Royal Bank of Canada	USD	17,895	GBP	11,527	12/18/13	582
Royal Bank of Canada	USD	14,512	JPY	1,417,044	12/18/13	(97)
Royal Bank of Scotland	USD	1,116	AUD	1,159	12/18/13	(24)
Royal Bank of Scotland	USD	1,142	AUD	1,249	12/18/13	35
Royal Bank of Scotland	USD	1,964	AUD	2,136	12/18/13	49
Royal Bank of Scotland	USD	2,410	AUD	2,653	12/18/13	90
Royal Bank of Scotland	USD	2,783	AUD	2,885	12/18/13	(64)
Royal Bank of Scotland	USD	3,281	AUD	3,500	12/18/13	17
Royal Bank of Scotland	USD	4,136	AUD	4,426	12/18/13	36
Royal Bank of Scotland	USD	4,960	AUD	5,461	12/18/13	186
Royal Bank of Scotland	USD	5,787	AUD	6,097	12/18/13	(42)
Royal Bank of Scotland	USD	11,004	AUD	11,435	12/18/13	(227)
Royal Bank of Scotland	USD	183	CAD	189	12/18/13	(2)
Royal Bank of Scotland	USD	5,633	CAD	5,821	12/18/13	(57)
Royal Bank of Scotland	USD	6,881	CAD	7,239	12/18/13	53
Royal Bank of Scotland	USD	11,692	CAD	12,313	12/18/13	103
Royal Bank of Scotland	USD	16,121	CAD	16,770	12/18/13	(56)
Royal Bank of Scotland	USD	1,348	CHF	1,215	12/18/13	(9)
Royal Bank of Scotland	USD	1,784	CHF	1,624	12/18/13	7
Royal Bank of Scotland	USD	2,245	CHF	2,078	12/18/13	46
Royal Bank of Scotland	USD	5,958	CHF	5,344	12/18/13	(66)
Royal Bank of Scotland	USD	6,989	CHF	6,302	12/18/13	(41)
Royal Bank of Scotland	USD	16,224	CHF	15,172	12/18/13	503
Royal Bank of Scotland	USD	15	DKK	81	12/18/13	—
Royal Bank of Scotland	USD	15	DKK	86	12/18/13	—
Royal Bank of Scotland	USD	36	DKK	195	12/18/13	—
Royal Bank of Scotland	USD	73	DKK	415	12/18/13	2

See accompanying notes which are an integral part of the financial statements.

164 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	97	DKK	537	12/18/13	1
Royal Bank of Scotland	USD	116	DKK	626	12/18/13	(2)
Royal Bank of Scotland	USD	3,318	DKK	18,724	12/18/13	92
Royal Bank of Scotland	USD	1,078	EUR	798	12/18/13	6
Royal Bank of Scotland	USD	1,634	EUR	1,209	12/18/13	7
Royal Bank of Scotland	USD	3,163	EUR	2,313	12/18/13	(22)
Royal Bank of Scotland	USD	3,516	EUR	2,594	12/18/13	6
Royal Bank of Scotland	USD	3,897	EUR	2,831	12/18/13	(53)
Royal Bank of Scotland	USD	6,033	EUR	4,551	12/18/13	147
Royal Bank of Scotland	USD	6,462	EUR	4,747	12/18/13	(17)
Royal Bank of Scotland	USD	6,877	EUR	5,062	12/18/13	(4)
Royal Bank of Scotland	USD	55,868	EUR	42,307	12/18/13	1,580
Royal Bank of Scotland	USD	1,140	GBP	731	12/18/13	32
Royal Bank of Scotland	USD	1,207	GBP	745	12/18/13	(13)
Royal Bank of Scotland	USD	1,513	GBP	952	12/18/13	13
Royal Bank of Scotland	USD	1,694	GBP	1,053	12/18/13	(6)
Royal Bank of Scotland	USD	3,208	GBP	1,983	12/18/13	(29)
Royal Bank of Scotland	USD	4,015	GBP	2,510	12/18/13	8
Royal Bank of Scotland	USD	10,736	GBP	6,858	12/18/13	257
Royal Bank of Scotland	USD	19	HKD	148	12/18/13	—
Royal Bank of Scotland	USD	29	HKD	227	12/18/13	—
Royal Bank of Scotland	USD	41	HKD	316	12/18/13	—
Royal Bank of Scotland	USD	42	HKD	322	12/18/13	—
Royal Bank of Scotland	USD	106	HKD	825	12/18/13	—
Royal Bank of Scotland	USD	126	HKD	973	12/18/13	—
Royal Bank of Scotland	USD	155	HKD	1,203	12/18/13	—
Royal Bank of Scotland	USD	216	HKD	1,674	12/18/13	—
Royal Bank of Scotland	USD	397	HKD	3,079	12/18/13	—
Royal Bank of Scotland	USD	2,456	HKD	19,041	12/18/13	—
Royal Bank of Scotland	USD	5	ILS	17	12/18/13	—
Royal Bank of Scotland	USD	13	ILS	47	12/18/13	—
Royal Bank of Scotland	USD	13	ILS	49	12/18/13	—
Royal Bank of Scotland	USD	28	ILS	100	12/18/13	—
Royal Bank of Scotland	USD	35	ILS	130	12/18/13	1
Royal Bank of Scotland	USD	195	ILS	693	12/18/13	1
Royal Bank of Scotland	USD	3,944	ILS	14,393	12/18/13	135
Royal Bank of Scotland	USD	1,345	JPY	130,507	12/18/13	(17)
Royal Bank of Scotland	USD	1,430	JPY	139,918	12/18/13	(7)
Royal Bank of Scotland	USD	2,753	JPY	268,384	12/18/13	(23)
Royal Bank of Scotland	USD	58,637	JPY	5,831,551	12/18/13	685
Royal Bank of Scotland	USD	114	NOK	675	12/18/13	(1)
Royal Bank of Scotland	USD	452	NOK	2,705	12/18/13	2
Royal Bank of Scotland	USD	1,728	NOK	10,220	12/18/13	(14)
Royal Bank of Scotland	USD	35,914	NOK	218,750	12/18/13	773
Royal Bank of Scotland	USD	1,340	NZD	1,643	12/18/13	13
Royal Bank of Scotland	USD	1,999	NZD	2,375	12/18/13	(43)
Royal Bank of Scotland	USD	7,927	NZD	9,611	12/18/13	(12)
Royal Bank of Scotland	USD	652	SEK	4,161	12/18/13	(11)
Royal Bank of Scotland	USD	847	SEK	5,446	12/18/13	(8)
Royal Bank of Scotland	USD	996	SEK	6,338	12/18/13	(19)
Royal Bank of Scotland	USD	1,946	SEK	12,412	12/18/13	(33)
Royal Bank of Scotland	USD	7,547	SEK	50,072	12/18/13	172
Royal Bank of Scotland	USD	16,236	SEK	107,424	12/18/13	324
Royal Bank of Scotland	USD	15	SGD	19	12/18/13	—
Royal Bank of Scotland	USD	29	SGD	37	12/18/13	—
Royal Bank of Scotland	USD	31	SGD	40	12/18/13	—
Royal Bank of Scotland	USD	72	SGD	91	12/18/13	1
Royal Bank of Scotland	USD	162	SGD	206	12/18/13	4

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 165

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	USD	243	SGD	304	12/18/13	2
Royal Bank of Scotland	USD	565	SGD	720	12/18/13	14
Royal Bank of Scotland	USD	1,936	SGD	2,399	12/18/13	(5)
Royal Bank of Scotland	AUD	14	USD	13	12/18/13	—
Royal Bank of Scotland	AUD	1,747	USD	1,632	12/18/13	(14)
Royal Bank of Scotland	AUD	4,167	USD	3,921	12/18/13	(6)
Royal Bank of Scotland	AUD	11,203	USD	10,608	12/18/13	50
Royal Bank of Scotland	AUD	18,943	USD	17,264	12/18/13	(588)
Royal Bank of Scotland	CAD	23	USD	22	12/18/13	—
Royal Bank of Scotland	CAD	257	USD	245	12/18/13	—
Royal Bank of Scotland	CAD	263	USD	255	12/18/13	3
Royal Bank of Scotland	CAD	318	USD	308	12/18/13	4
Royal Bank of Scotland	CAD	458	USD	441	12/18/13	3
Royal Bank of Scotland	CAD	1,981	USD	1,916	12/18/13	19
Royal Bank of Scotland	CAD	2,990	USD	2,896	12/18/13	32
Royal Bank of Scotland	CAD	9,990	USD	9,686	12/18/13	116
Royal Bank of Scotland	CAD	11,919	USD	11,520	12/18/13	102
Royal Bank of Scotland	CAD	62,459	USD	59,398	12/18/13	(436)
Royal Bank of Scotland	CHF	526	USD	581	12/18/13	1
Royal Bank of Scotland	CHF	544	USD	603	12/18/13	3
Royal Bank of Scotland	CHF	923	USD	982	12/18/13	(35)
Royal Bank of Scotland	CHF	2,193	USD	2,343	12/18/13	(75)
Royal Bank of Scotland	CHF	2,961	USD	3,252	12/18/13	(12)
Royal Bank of Scotland	CHF	5,302	USD	5,659	12/18/13	(186)
Royal Bank of Scotland	DKK	36	USD	6	12/18/13	—
Royal Bank of Scotland	DKK	40	USD	7	12/18/13	—
Royal Bank of Scotland	DKK	291	USD	53	12/18/13	—
Royal Bank of Scotland	DKK	354	USD	63	12/18/13	(2)
Royal Bank of Scotland	DKK	434	USD	79	12/18/13	—
Royal Bank of Scotland	DKK	653	USD	115	12/18/13	(3)
Royal Bank of Scotland	DKK	774	USD	137	12/18/13	(4)
Royal Bank of Scotland	DKK	8,555	USD	1,569	12/18/13	11
Royal Bank of Scotland	EUR	1,340	USD	1,833	12/18/13	14
Royal Bank of Scotland	EUR	4,130	USD	5,651	12/18/13	43
Royal Bank of Scotland	EUR	5,162	USD	6,802	12/18/13	(207)
Royal Bank of Scotland	EUR	6,219	USD	8,309	12/18/13	(136)
Royal Bank of Scotland	EUR	8,096	USD	10,696	12/18/13	(297)
Royal Bank of Scotland	GBP	245	USD	391	12/18/13	(1)
Royal Bank of Scotland	GBP	857	USD	1,392	12/18/13	18
Royal Bank of Scotland	GBP	1,189	USD	1,921	12/18/13	15
Royal Bank of Scotland	GBP	3,719	USD	5,796	12/18/13	(165)
Royal Bank of Scotland	GBP	40,359	USD	63,018	12/18/13	(1,671)
Royal Bank of Scotland	HKD	249	USD	32	12/18/13	—
Royal Bank of Scotland	HKD	499	USD	64	12/18/13	—
Royal Bank of Scotland	HKD	1,116	USD	144	12/18/13	—
Royal Bank of Scotland	HKD	28,365	USD	3,659	12/18/13	—
Royal Bank of Scotland	ILS	38	USD	11	12/18/13	—
Royal Bank of Scotland	ILS	42	USD	12	12/18/13	—
Royal Bank of Scotland	ILS	68	USD	19	12/18/13	(1)
Royal Bank of Scotland	ILS	119	USD	33	12/18/13	(1)
Royal Bank of Scotland	ILS	154	USD	44	12/18/13	—
Royal Bank of Scotland	ILS	195	USD	55	12/18/13	—
Royal Bank of Scotland	JPY	26,327	USD	266	12/18/13	(2)
Royal Bank of Scotland	JPY	60,407	USD	617	12/18/13	3
Royal Bank of Scotland	JPY	156,586	USD	1,589	12/18/13	(3)
Royal Bank of Scotland	JPY	252,002	USD	2,544	12/18/13	(19)
Royal Bank of Scotland	JPY	296,509	USD	2,961	12/18/13	(56)
Royal Bank of Scotland	JPY	331,609	USD	3,373	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

166 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	JPY	387,564	USD	3,972	12/18/13	30
Royal Bank of Scotland	JPY	445,465	USD	4,474	12/18/13	(57)
Royal Bank of Scotland	JPY	578,523	USD	5,791	12/18/13	(94)
Royal Bank of Scotland	JPY	660,573	USD	6,756	12/18/13	37
Royal Bank of Scotland	NOK	6,074	USD	1,023	12/18/13	5
Royal Bank of Scotland	NOK	11,498	USD	1,926	12/18/13	(3)
Royal Bank of Scotland	NOK	18,559	USD	3,042	12/18/13	(70)
Royal Bank of Scotland	NOK	36,714	USD	6,001	12/18/13	(156)
Royal Bank of Scotland	NOK	41,314	USD	6,767	12/18/13	(162)
Royal Bank of Scotland	NZD	1,767	USD	1,454	12/18/13	(1)
Royal Bank of Scotland	NZD	5,627	USD	4,644	12/18/13	10
Royal Bank of Scotland	SEK	2,209	USD	340	12/18/13	(1)
Royal Bank of Scotland	SEK	5,825	USD	897	12/18/13	(1)
Royal Bank of Scotland	SEK	18,069	USD	2,818	12/18/13	33
Royal Bank of Scotland	SEK	27,401	USD	4,168	12/18/13	(56)
Royal Bank of Scotland	SEK	29,307	USD	4,408	12/18/13	(110)
Royal Bank of Scotland	SEK	32,654	USD	5,087	12/18/13	53
Royal Bank of Scotland	SEK	37,271	USD	5,818	12/18/13	72
Royal Bank of Scotland	SGD	18	USD	14	12/18/13	—
Royal Bank of Scotland	SGD	24	USD	19	12/18/13	—
Royal Bank of Scotland	SGD	47	USD	37	12/18/13	—
Royal Bank of Scotland	SGD	123	USD	97	12/18/13	(2)
Royal Bank of Scotland	SGD	202	USD	158	12/18/13	(5)
Royal Bank of Scotland	SGD	271	USD	212	12/18/13	(6)
Standard Chartered	USD	6,791	AUD	7,647	12/18/13	416
Standard Chartered	USD	21,074	CAD	22,152	12/18/13	147
Standard Chartered	USD	42,958	EUR	32,189	12/18/13	749
Standard Chartered	USD	17,895	GBP	11,527	12/18/13	582
Standard Chartered	USD	6,816	HKD	52,849	12/18/13	2
Standard Chartered	USD	14,512	JPY	1,417,044	12/18/13	(97)
State Street	USD	47	AUD	50	12/18/13	—
State Street	USD	927	AUD	1,000	12/18/13	16
State Street	USD	5,634	AUD	6,000	12/18/13	20
State Street	USD	714	CAD	750	12/18/13	4
State Street	USD	1,547	CAD	1,600	12/18/13	(14)
State Street	USD	1,901	CAD	2,000	12/18/13	15
State Street	USD	7,469	CAD	7,700	12/18/13	(92)
State Street	USD	50,500	CAD	52,000	12/18/13	(687)
State Street	USD	1,888	CHF	1,692	11/01/13	(23)
State Street	USD	74	CHF	67	11/04/13	—
State Street	USD	867	EUR	631	11/01/13	(10)
State Street	USD	1,241	EUR	904	11/01/13	(15)
State Street	USD	1,256	EUR	913	11/01/13	(16)
State Street	USD	2,171	EUR	1,580	11/01/13	(26)
State Street	USD	518	EUR	378	11/04/13	(5)
State Street	USD	511	EUR	376	11/05/13	(1)
State Street	USD	1,654	EUR	1,200	12/18/13	(24)
State Street	USD	5,410	EUR	4,000	12/18/13	21
State Street	USD	35,246	EUR	26,000	12/18/13	59
State Street	USD	548	GBP	342	11/01/13	—
State Street	USD	87	GBP	54	11/04/13	—
State Street	USD	259	GBP	162	11/04/13	—
State Street	USD	305	GBP	190	11/05/13	—
State Street	USD	1,613	GBP	1,000	12/18/13	(11)
State Street	USD	14,249	GBP	8,900	12/18/13	17
State Street	USD	128	HKD	994	11/01/13	—
State Street	USD	387	HKD	3,000	12/18/13	—
State Street	USD	2,579	HKD	20,000	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 167

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	139	JPY	13,630	11/01/13	(1)
State Street	USD	35	JPY	3,404	11/05/13	—
State Street	USD	290	JPY	28,514	11/05/13	—
State Street	USD	328	JPY	32,164	11/05/13	—
State Street	USD	1,368	JPY	134,303	11/05/13	(2)
State Street	USD	2,264	JPY	222,274	11/05/13	(3)
State Street	USD	1,005	JPY	98,597	11/06/13	(2)
State Street	USD	374	MXN	4,819	11/01/13	(5)
State Street	USD	2,374	PHP	102,255	11/08/13	(7)
State Street	USD	183	SGD	226	11/01/13	(1)
State Street	AUD	300	USD	266	12/18/13	(16)
State Street	AUD	600	USD	562	12/18/13	(4)
State Street	AUD	600	USD	561	12/18/13	(4)
State Street	AUD	700	USD	655	12/18/13	(5)
State Street	AUD	740	USD	671	12/18/13	(27)
State Street	AUD	780	USD	732	12/18/13	(3)
State Street	AUD	900	USD	866	12/18/13	18
State Street	AUD	1,000	USD	934	12/18/13	(9)
State Street	AUD	1,300	USD	1,228	12/18/13	3
State Street	AUD	5,000	USD	4,670	12/18/13	(42)
State Street	CAD	200	USD	195	12/18/13	4
State Street	CAD	400	USD	388	12/18/13	4
State Street	CAD	400	USD	387	12/18/13	3
State Street	CAD	1,000	USD	951	12/18/13	(7)
State Street	CAD	3,500	USD	3,381	12/18/13	29
State Street	CAD	4,000	USD	3,799	12/18/13	(33)
State Street	CAD	4,300	USD	4,140	12/18/13	21
State Street	CAD	6,000	USD	5,812	12/18/13	64
State Street	CAD	50,000	USD	48,558	12/18/13	659
State Street	CZK	9,934	USD	529	11/01/13	7
State Street	EUR	26	USD	36	11/01/13	—
State Street	EUR	200	USD	275	11/01/13	3
State Street	EUR	414	USD	568	11/01/13	7
State Street	EUR	797	USD	1,096	11/01/13	13
State Street	EUR	1,065	USD	1,463	11/01/13	18
State Street	EUR	2,320	USD	3,195	11/01/13	46
State Street	EUR	701	USD	962	11/04/13	9
State Street	EUR	1,800	USD	2,452	12/18/13	8
State Street	EUR	2,500	USD	3,381	12/18/13	(13)
State Street	EUR	2,500	USD	3,451	12/18/13	56
State Street	EUR	2,800	USD	3,790	12/18/13	(12)
State Street	EUR	2,900	USD	3,808	12/18/13	(130)
State Street	EUR	3,000	USD	4,104	12/18/13	31
State Street	EUR	5,000	USD	6,794	12/18/13	5
State Street	EUR	5,160	USD	7,006	12/18/13	(1)
State Street	EUR	5,800	USD	7,837	12/18/13	(38)
State Street	EUR	22,000	USD	29,646	12/18/13	(228)
State Street	GBP	633	USD	1,015	11/01/13	—
State Street	GBP	188	USD	301	11/04/13	—
State Street	GBP	600	USD	969	12/18/13	7
State Street	GBP	700	USD	1,134	12/18/13	12
State Street	GBP	700	USD	1,130	12/18/13	8
State Street	GBP	980	USD	1,527	12/18/13	(43)
State Street	GBP	1,000	USD	1,601	12/18/13	(2)
State Street	GBP	1,000	USD	1,552	12/18/13	(51)
State Street	GBP	1,000	USD	1,619	12/18/13	17
State Street	GBP	1,400	USD	2,254	12/18/13	10
State Street	GBP	1,500	USD	2,433	12/18/13	29

See accompanying notes which are an integral part of the financial statements.

168 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty			Sold		Bought	Settlement Date	$
State Street		GBP	1,730	USD	2,780	12/18/13	7
State Street		GBP	7,200	USD	11,516	12/18/13	(25)
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	2,000	USD	258	12/18/13	—
State Street		HKD	3,000	USD	387	12/18/13	—
State Street		HKD	3,400	USD	438	12/18/13	—
State Street		HKD	4,000	USD	516	12/18/13	—
State Street		HKD	7,000	USD	903	12/18/13	—
State Street		HKD	18,000	USD	2,322	12/18/13	—
State Street		JPY	129,993	USD	1,325	11/01/13	3
State Street		JPY	62,030	USD	632	11/05/13	1
State Street		JPY	1,100,000	USD	11,206	12/18/13	17
State Street		NOK	1,946	USD	330	11/01/13	3
State Street		NOK	1,802	USD	307	11/04/13	4
State Street		TRY	2,126	USD	1,064	11/04/13	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							7,155

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
							% of Net
Portfolio Summary	Level 1		Level 2	Level 3		Total	Assets
Common Stocks
Australia	$120,171		$—		$490	$120,661	2.3
Austria	17,544		—		—	17,544	0.3
Belgium	33,047		—		—	33,047	0.6
Bermuda	56,680		—		—	56,680	1.1
Brazil	23,246		—		—	23,246	0.4
Canada	202,224		—		—	202,224	3.9
Cayman Islands	54,767		—		703	55,470	1.1
Chile	3,908		—		—	3,908	0.1
China	11,942		—		—	11,942	0.2
Czech Republic	1,760		—		—	1,760	— *
Denmark	89,280		—		—	89,280	1.7
Finland	15,597		—		—	15,597	0.3
France	433,764		—		—	433,764	8.4
Germany	320,520		—		—	320,520	6.2
Hong Kong	82,131		—		—	82,131	1.6
India	31,338		—		—	31,338	0.6
Indonesia	8,217		—		—	8,217	0.2
Ireland	48,263		—		—	48,263	0.9
Isle of Man	490		—		—	490	— *
Israel	26,082		—		—	26,082	0.5
Italy	91,940		—		—	91,940	1.8
Japan	731,476		—		—	731,476	14.1
Jersey	61,615		—		—	61,615	1.2
Kenya	2,769		—		—	2,769	0.1
Liechtenstein	54		—		—	54	— *
Luxembourg	9,221		—		—	9,221	0.2
Malaysia	3,397		—		—	3,397	0.1
Mexico	11,851		—		—	11,851	0.2

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 169

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Netherlands	311,158	—	—	311,158	6.0
New Zealand	3,258	—	—	3,258	0.1
Norway	85,372	—	—	85,372	1.7
Philippines	5,102	—	—	5,102	0.1
Portugal	3,439	—	—	3,439	0.1
Russia	31,338	—	—	31,338	0.6
Singapore	70,757	—	—	70,757	1.4
South Africa	27,004	—	—	27,004	0.5
South Korea	57,949	—	—	57,949	1.1
Spain	103,356	—	—	103,356	2.0
Sweden	41,570	—	—	41,570	0.8
Switzerland	440,139	—	—	440,139	8.5
Taiwan	45,029	—	—	45,029	0.9
Turkey	1,988	—	—	1,988	— *
United Kingdom	934,703	—	—	934,703	18.1
United States	39,311	—	—	39,311	0.8
Preferred Stocks	12,911	—	68	12,979	0.2
Warrants & Rights	18,437	—	466	18,903	0.4
Short-Term Investments	—	349,991	—	349,991	6.8
Other Securities	—	106,464	—	106,464	2.1
Total Investments	4,726,115	456,455	1,727	5,184,297	100.3
Other Assets and Liabilities, Net					(0.3)
					100.0

Other Financial Instruments
Futures Contracts	13,325	—	—	13,325	0.3
Foreign Currency Exchange Contracts	17	7,138	—	7,155	0.1
Total Other Financial Instruments**	$13,342	$7,138	$—	$20,480

*    Less than .05% of net assets.
**   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

170 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$15,533
Variation margin on futures contracts*	18,181	—
Total	$18,181	$15,533

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$4,856	$—
Unrealized depreciation on foreign currency exchange contracts	—	8,378
Total	$4,856	$8,378

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$78,500	$—
Foreign currency-related transactions**	—	550
Total	$78,500	$550

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$17,176	$—
Foreign currency-related transactions***	—	7,641
Total	$17,176	$7,641

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 171

Russell Investment Company
Russell International Developed Markets Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$4,491,191
Investments, at fair value(*)(>)	5,184,297
Cash	282
Cash (restricted)(a)	67,088
Foreign currency holdings(^)	7,702
Unrealized appreciation on foreign currency exchange contracts	15,533
Receivables:
Dividends and interest	8,849
Dividends from affiliated Russell funds	29
Investments sold	30,085
Fund shares sold	7,402
Foreign capital gains taxes recoverable	2,941
Variation margin on futures contracts	3,984
Prepaid expenses	2
Total assets	5,328,194

Liabilities
Payables:
Investments purchased	31,581
Fund shares redeemed	4,134
Accrued fees to affiliates	3,869
Other accrued expenses	317
Variation margin on futures contracts	3,946
Deferred capital gains tax liability	106
Unrealized depreciation on foreign currency exchange contracts	8,378
Payable upon return of securities loaned	106,464
Total liabilities	158,795

Net Assets	$5,169,399

See accompanying notes which are an integral part of the financial statements.

172 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$85,094
Accumulated net realized gain (loss)	(865,758)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	693,000
Futures contracts	13,325
Foreign currency-related transactions	7,236
Shares of beneficial interest	1,420
Additional paid-in capital	5,235,082
Net Assets	$5,169,399
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$36.30
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$38.51
Class A — Net assets	$29,087,789
Class A — Shares outstanding ($.01 par value)	801,412
Net asset value per share: Class C(#)	$36.15
Class C — Net assets	$43,136,159
Class C — Shares outstanding ($.01 par value)	1,193,378
Net asset value per share: Class E(#)	$36.33
Class E — Net assets	$111,466,753
Class E — Shares outstanding ($.01 par value)	3,068,015
Net asset value per share: Class I(#)	$36.43
Class I — Net assets	$753,289,701
Class I — Shares outstanding ($.01 par value)	20,678,339
Net asset value per share: Class S(#)	$36.38
Class S — Net assets	$ 2,740,707,184
Class S — Shares outstanding ($.01 par value)	75,338,508
Net asset value per share: Class Y(#)	$36.41
Class Y — Net assets	$ 1,491,711,164
Class Y — Shares outstanding ($.01 par value)	40,964,269
Amounts in thousands
(^) Foreign currency holdings - cost	$7,697
(*) Securities on loan included in investments	$101,142
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$456,455
(a) Cash Collateral for Futures	$67,088
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 173

Russell Investment Company
Russell International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$131,225
Dividends from affiliated Russell funds	372
Securities lending income	5,000
Less foreign taxes withheld	(10,171)
Total investment income	126,426

Expenses
Advisory fees	32,244
Administrative fees	2,214
Custodian fees	1,149
Distribution fees - Class A	63
Distribution fees - Class C	312
Transfer agent fees - Class A	50
Transfer agent fees - Class C	83
Transfer agent fees - Class E	202
Transfer agent fees - Class I	851
Transfer agent fees - Class S	4,791
Transfer agent fees - Class Y	59
Professional fees	200
Registration fees	133
Shareholder servicing fees - Class C	104
Shareholder servicing fees - Class E	252
Trustees’ fees	102
Printing fees	267
Miscellaneous	93
Expenses before reductions	43,169
Expense reductions	(13)
Net expenses	43,156
Net investment income (loss)	83,270

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	322,379
Futures contracts	78,500
Foreign currency-related transactions	(880)
Net realized gain (loss)	399,999
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	523,542
Futures contracts	17,176
Foreign currency-related transactions	7,887
Net change in unrealized appreciation (depreciation)	548,605
Net realized and unrealized gain (loss)	948,604
Net Increase (Decrease) in Net Assets from Operations	$1,031,874

See accompanying notes which are an integral part of the financial statements.

174 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,270	$94,931
Net realized gain (loss)	399,999	118,580
Net change in unrealized appreciation (depreciation)	548,605	1,306
Net increase (decrease) in net assets from operations	1,031,874	214,817

Distributions
From net investment income
Class A	(404)	(314)
Class C	(372)	(247)
Class E	(1,707)	(1,317)
Class I	(13,997)	(14,191)
Class S	(43,392)	(32,573)
Class Y	(27,956)	(32,365)
Net decrease in net assets from distributions	(87,828)	(81,007)

Share Transactions*
Net increase (decrease) in net assets from share transactions	47,354	(570,834)
Total Net Increase (Decrease) in Net Assets	991,400	(437,024)

Net Assets
Beginning of period	4,177,999	4,615,023
End of period	$5,169,399	$4,177,999
Undistributed (overdistributed) net investment income included in net assets	$85,094	$80,098

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 175

Russell Investment Company
Russell International Developed Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	212	$6,921	134	$3,748
Proceeds from reinvestment of distributions	13	401	11	300
Payments for shares redeemed	(196)	(6,273)	(174)	(4,922)
Net increase (decrease)	29	1,049	(29)	(874)
Class C
Proceeds from shares sold	137	4,471	114	3,186
Proceeds from reinvestment of distributions	12	370	9	236
Payments for shares redeemed	(343)	(11,068)	(581)	(16,375)
Net increase (decrease)	(194)	(6,227)	(458)	(12,953)
Class E
Proceeds from shares sold	679	22,208	634	17,797
Proceeds from reinvestment of distributions	54	1,649	47	1,250
Payments for shares redeemed	(686)	(22,626)	(792)	(22,595)
Net increase (decrease)	47	1,231	(111)	(3,548)
Class I
Proceeds from shares sold	4,202	136,669	4,322	121,019
Proceeds from reinvestment of distributions	445	13,709	496	13,233
Payments for shares redeemed	(6,560)	(213,341)	(10,751)	(306,441)
Net increase (decrease)	(1,913)	(62,963)	(5,933)	(172,189)
Class S
Proceeds from shares sold	22,417	732,311	20,935	591,228
Proceeds from reinvestment of distributions	1,398	43,015	1,186	31,612
Payments for shares redeemed	(18,223)	(598,228)	(18,654)	(528,826)
Net increase (decrease)	5,592	177,098	3,467	94,014
Class Y
Proceeds from shares sold	5,823	193,538	4,919	140,178
Proceeds from reinvestment of distributions	909	27,956	1,215	32,365
Payments for shares redeemed	(8,686)	(284,328)	(23,096)	(647,827)
Net increase (decrease)	(1,954)	(62,834)	(16,962)	(475,284)
Total increase (decrease)	1,607	$47,354	(20,026)	$(570,834)

See accompanying notes which are an integral part of the financial statements.

176 Russell International Developed Markets Fund

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Russell Investment Company
Russell International Developed Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	29.68	.49	6.67	7.16	(.54)
October 31, 2012	28.67	.52	.89	1.41	(.40)
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)
October 31, 2010	29.09	.34	2.67	3.01	(.96)
October 31, 2009	23.75	.40	4.94	5.34	—

Class C
October 31, 2013	29.52	.24	6.67	6.91	(.28)
October 31, 2012	28.46	.30	.90	1.20	(.14)
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)
October 31, 2010	28.83	.12	2.65	2.77	(.75)
October 31, 2009	23.73	.23	4.87	5.10	—

Class E
October 31, 2013	29.72	.49	6.68	7.17	(.56)
October 31, 2012	28.72	.53	.90	1.43	(.43)
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)
October 31, 2010	29.12	.37	2.68	3.05	(.98)
October 31, 2009	23.76	.46	4.90	5.36	—

Class I
October 31, 2013	29.77	.60	6.70	7.30	(.64)
October 31, 2012	28.78	.61	.89	1.50	(.51)
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)
October 31, 2010	29.16	.44	2.69	3.13	(1.06)
October 31, 2009	23.74	.51	4.91	5.42	—

Class S
October 31, 2013	29.74	.57	6.69	7.26	(.62)
October 31, 2012	28.75	.59	.89	1.48	(.49)
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)
October 31, 2010	29.13	.42	2.66	3.08	(1.02)
October 31, 2009	23.74	.48	4.91	5.39	—

Class Y
October 31, 2013	29.76	.63	6.69	7.32	(.67)
October 31, 2012	28.77	.65	.88	1.53	(.54)
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)
October 31, 2010	29.18	.47	2.68	3.15	(1.07)
October 31, 2009	23.74	.52	4.92	5.44	—

See accompanying notes which are an integral part of the financial statements.
178 Russell International Developed Markets Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.54)	36.30	24.47	29,088	1.24	1.24	1.51	89
(.40)	29.68	5.04	22,905	1.24	1.24	1.83	65
(.39)	28.67	(6.76)	22,963	1.24	1.24	1.51	74
(.96)	31.14	10.61	23,702	1.24	1.24	1.18	91
—	29.09	22.44	20,212	1.25	1.25	1.63	115

(.28)	36.15	23.53	43,136	1.99	1.99	.75	89
(.14)	29.52	4.26	40,958	1.99	1.99	1.07	65
(.13)	28.46	(7.34)	52,552	1.99	1.99	.72	74
(.75)	30.85	9.80	69,576	1.99	1.99	.43	91
—	28.83	21.50	77,072	2.00	2.00	.94	115

(.56)	36.33	24.48	111,467	1.24	1.23	1.51	89
(.43)	29.72	5.11	89,772	1.24	1.19	1.87	65
(.41)	28.72	(6.66)	89,952	1.24	1.16	1.58	74
(.98)	31.19	10.75	96,680	1.24	1.13	1.29	91
—	29.12	22.57	88,476	1.25	1.12	1.88	115

(.64)	36.43	24.87	753,290.91		.91	1.84	89
(.51)	29.77	5.40	672,661.91		.91	2.16	65
(.48)	28.78	(6.39)	820,995.91		.91	1.81	74
(1.06)	31.23	11.01	923,019.91		.89	1.53	91
—	29.16	22.84	905,418.92		.87	2.08	115

(.62)	36.38	24.76	2,740,707.99		.99	1.76	89
(.49)	29.74	5.33	2,074,313.99		.99	2.10	65
(.46)	28.75	(6.43)	1,905,604.99		.99	1.77	74
(1.02)	31.19	10.90	1,694,995.99		.99	1.45	91
—	29.13	22.67	1,348,135	1.00	1.00	1.94	115

(.67)	36.41	24.99	1,491,711.79		.79	1.93	89
(.54)	29.76	5.52	1,277,390.80		.80	2.30	65
(.51)	28.77	(6.46)	1,722,957.81		.81	1.92	74
(1.07)	31.26	11.12	1,971,140.81		.81	1.64	91
—	29.18	22.87	1,789,118.82		.82	2.15	115

See accompanying notes which are an integral part of the financial statements.
Russell International Developed Markets Fund 179

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Global Equity Fund - Class A			Russell Global Equity Fund - Class S
	Total Return			Total Return
1 Year	20.10%		1 Year	27.74%
5 Years	12.40	%§	5 Years	13.98	%§
Inception*	1.73	%§	Inception*	2.87	%§

Russell Global Equity Fund - Class C			Russell Global Equity Fund - Class Y‡
	Total Return			Total Return
1 Year	26.56%		1 Year	28.01%
5 Years	12.86	%§	5 Years	14.20	%§
Inception*	1.85	%§	Inception*	3.02	%§

Russell Global Equity Fund - Class E			Russell Developed Large Cap® Index Net **
	Total Return			Total Return
1 Year	27.41%		1 Year	26.46%
5 Years	13.70	%§	5 Years	13.84	%§
Inception*	2.60	%§	Inception*	3.59	%§

180 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Global Equity Fund (the “Fund”) employs a multi-	How did the investment strategies and techniques employed
manager approach whereby portions of the Fund are allocated to	by the Fund and its money managers affect its benchmark
different money managers. Fund assets not allocated to money	relative performance?
managers are managed by Russell Investment Management	By and large, the Fund’s performance was driven by successful
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	stock selection as the subsiding market volatility provided a
the allocation of the Fund’s assets among money managers at	positive backdrop for active managers. At the regional level, the
any time. An exemptive order from the Securities and Exchange	Fund benefited from successful stock selection within U.S. and
Commission (“SEC”) permits RIMCo to engage or terminate a	Europe where a mix of value and pro-cyclical positions added to
money manager at any time, subject to approval by the Fund’s	the Fund’s returns.
Board, without a shareholder vote. Pursuant to the terms of the
exemptive order, the Fund is required to notify its shareholders	In the U.S. market, a key area of success was information
within 90 days of when a money manager begins providing	technology, where an underweight to Apple and a preference
services. As of October 31, 2013, the Fund had five money	for smaller companies such as LinkedIn and Applied Materials
managers.	paid off. Beyond information technology, the Fund benefited from a number of long held, high conviction names in the consumer
What is the Fund’s investment objective?	space, such as the coffee producer Green Mountain, which
The Fund seeks to provide long term capital growth.	performed strongly. Within Europe, the Fund retained positions in three key areas. Specifically, high quality, stable growth
How did the Fund perform relative to its benchmark for the	companies located in core countries, luxury goods makers, and
fiscal year ended October 31, 2013?	undervalued banks with exposure to sovereign debt. All these
For the fiscal year ended October 31, 2013, the Fund’s Class A,	areas did well over the fiscal year. In the quality growth space,
Class C, Class E, Class S and Class Y Shares gained 27.37%,	companies continued to benefit from the retreat of uncertainty
26.56%, 27.41%, 27.74% and 28.01%, respectively. This is	and investors’ renewed focus on fundamentals and solid growth
compared to the Fund’s benchmark, the Russell Developed Large	prospects. Luxury goods makers extended their rally as fears of
Cap Net Index, which gained 26.46% during the same period.	a rapid deceleration of Chinese consumer spending on high end
The Fund’s performance includes operating expenses, whereas	goods proved overstated. In that area, a number of Fund holdings
index returns are unmanaged and do not include expenses of any	added significantly as their stock prices nearly reached twenty
kind.	year highs. Lastly, the Fund’s Europe-based bank holdings
For the fiscal year ended October 31, 2013, the Lipper® Global	benefited from the intervention of the European Central Bank,
Multi-Cap Core Funds Average, a group of funds that Lipper	which stabilized the price of their sovereign bond holdings.
considers to have investment strategies similar to those of the	However, some of these gains were pared back by the Fund’s
Fund, gained 26.08%.This result serves as a peer comparison and	approximately 5% off benchmark position to emerging markets,
is expressed net of operating expenses.	which detracted as the region underperformed its developed
How did the market conditions described in the Market	markets counterparts.
Summary report affect the Fund’s performance?	All of the Fund’s managers employed for the entire fiscal year
The fiscal year ended October 31, 2013 was a favorable market	generated positive excess returns during the period. Value
environment for the Fund as interventions from developed	oriented managers were the best performers followed by quality
world central banks and a better outlook for global GDP growth	growth managers.
resulted in tempering macroeconomic uncertainty and a favorable	Harris Associates LP (“Harris”) significantly outperformed the
environment for risk assets. The Fund finished the 12-month	Fund’s benchmark for the fiscal year, enjoying one of their best
period ended October 31, 2013 ahead of the benchmark as	one-year periods since being hired as a money manager in the Fund
exposure to value factors and volatility, mainly through bets in the	as its large, value-driven positions in financials and consumer
U.S. technology and financials sectors, paid off. Over the period,	discretionary paid off. In financials, the largest contributor was
the Fund retained a modest overweight to cyclicality through	the Japanese broker Daiwa Securities. The stock advanced
exposures to the consumer discretionary sector and the Fund was	significantly on the back of strong fundamentals and investors’
“long volatility”. While this positioning over previous “risk-off”	anticipation that the new government would favor inflationary
periods hurt Fund performance, it was a strong positive tailwind	policies which tend to benefit the stock market and potentially
over the current fiscal year.	increase trading volume in securities. The position in the global investment bank Credit Suisse also contributed to outperformance as the firm is undergoing a large scale reorganization and cost

Russell Global Equity Fund 181

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

cutting exercise that investors have rewarded. Selection within	2013, unsuccessful stock selection in information technology
the consumer discretionary sector was also very strong mainly	and industrials was a key detractor and pared back all of the
due to the cyclically driven positions in the automobiles and auto	manager’s early gains.
components manufacturers Daimler and Delphi Automotive.	T. Rowe Price Associates, Inc. (“T. Rowe”) was terminated in June
MFS Institutional Advisors, Inc. (“MFS”) outperformed the	2013 and outperformed the Fund’s benchmark for the portion of
Fund’s benchmark for the fiscal year. MFS’s focus on high	the fiscal year in which it was a money manager in the Fund.
quality growth companies continued to pay off over a period	A majority of T. Rowe’s outperformance was driven by positive
during which investors rewarded this investment characteristic.	results in the consumer staples sector, and more specifically an
At the stock level, the large position in the medical equipment	overweight to coffee supplier Green Mountain Coffee Roasters,
company Thermo Fisher was the largest contributor over the	which posted positive financial results for 2012 and first quarter
period, followed by the luxury goods manufacturer and distributor	2013. T. Rowe’s performance was also driven by good stock
Financière Richemont. Large cap, blue-chip companies, such as	selection results in the industrials sector as well as a beneficial
Visa and Honeywell, were all large contributors to performance.	underweight to the energy sector.
One of few areas of weakness was the sizeable position to, and	RIMCo manages the portion of the Fund’s assets that RIMCo
selection within consumer staples, a sector which the manager	determines not to allocate to the money managers. Assets not
has traditionally held at an overweight. Over the fiscal year, the	allocated to managers include the Fund’s liquidity reserves and
sector lagged the benchmark and this, combined with specific	assets which may be managed directly by RIMCo to modify the
long term holdings in this space (specifically, Heineken and	Fund’s overall portfolio characteristics to seek to achieve the
Diageo), proved moderately detrimental.	desired risk/return profile for the Fund.
Polaris Capital Management, LLC (“Polaris”) outperformed the	During the period, RIMCo engaged in strategies to position the
Fund’s benchmark for the fiscal year. Performance was mainly	Fund more defensively. RIMCo invested 5% of the Fund’s holdings
driven by very good stock selection in the consumer discretionary,	in the top 200 largest stocks of the Russell Defensive Developed
information technology and materials sector, though a sizeable	Large Cap Index. In connection with the cash equitization
overweight to the latter was detrimental. At the stock level,	process, RIMCo also moderated the Fund’s overweight to Europe
the largest contributors were the UK based residential property	and underweight to the U.S. and Japan by utilizing futures
developers Barratt and Taylor Wimpey which benefited by the	contracts on regional and country indices. RIMCo also kept
construction boom and increasing housing prices in the local	part of the Fund’s cash unequitized to lower the Fund’s market
market.	exposure. These measures had a moderately negative effect on
Sanders Capital, LLC (“Sanders”) outperformed the Fund’s	performance over the period, however they achieved RIMCo’s
benchmark for the fiscal year. Despite losing some ground over	target of lowering risk.
the third quarter, Sanders outperformed the benchmark for the	During the period, the Fund used derivatives, including country
one-year period predominantly as a result of successful stock	index futures and currency forwards, to manage country and
selection in the financials sector. The largest contributors to	currency exposure as a substitute for holding securities directly
performance were the UK based global bank Barclays and the	and to facilitate the implementation of its investment strategy.
French bank BNP Paribas, which benefited from the relief rally	In addition, the Fund used forward currency contracts to hedge
that followed the ease of concerns regarding the future of the	against adverse currency exchange rate changes. The use of
Eurozone.	these derivatives did not have a material impact on performance.
Wellington Management Company (“Wellington”) was hired as a
money manager for the Fund in June 2013 and underperformed	Describe any changes to the Fund’s structure or the money
the Fund’s benchmark for the portion of the fiscal year in which	manager line-up.
it was a money manager in the Fund. The manager was off to a	In June 2013, RIMCo terminated T. Rowe Price Associates,
good start and posted strong gains in the third quarterly period	Inc. as a money manager for the Fund and hired Wellington
of 2013 as their preference for high growth/smaller companies	Management, LLP as a money manager for the Fund.
was rewarded. Main performance drivers during this time were	Boston-based Wellington Management, LLP shares some of the
the manager’s structural overweight to the consumer discretionary	same style characteristics (price momentum, growth bias) as T
and information technology sectors as well as good stock selection	Rowe Price Associates, Inc.; however, Wellington predominantly
within consumer staples. However, more recently in October	focuses on higher growth and relatively smaller cap stocks.

182 Russell Global Equity Fund

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Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Money Managers as of October 31,		The views expressed in this report reflect those of the portfolio
2013	Styles	managers only through the end of the period covered by
Harris Associates LP	Value	the report. These views do not necessarily represent the
MFS Institutional Advisors, Inc.	Market Oriented	views of RIMCo, or any other person in RIMCo or any other
Polaris Capital Management, LLC	Value	affiliated organization. These views are subject to change
Sanders Capital, LLC	Value	at any time based upon market conditions or other events,
Wellington Management Company, LLP	Growth	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* The Fund first issued Class A, C, E and S Shares on February 28, 2007.

** The Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Equity Fund 183

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Russell Global Equity Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,100.40	$1,017.69
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$7.89	$7.58

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,097.10	$1,013.91
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$11.84	$11.37
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.24%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,100.40	$1,017.69
	Expenses Paid During Period*	$7.89	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

184 Russell Global Equity Fund

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Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,102.20	$1,018.95
Expenses Paid During Period*	$6.57	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,103.00	$1,019.96
Expenses Paid During Period*	$5.51	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Equity Fund 185

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Russell Global Equity Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 92.3%			China - 0.1%
Australia - 0.3%			China Longyuan Power Group Corp.
Australia & New Zealand Banking			Class H(Æ)	800,000	919
Group, Ltd. - ADR	30,334	970	China Petroleum & Chemical Corp.
BHP Billiton, Ltd. - ADR	40,074	1,427	Class H	4,483,600	3,661
Commonwealth Bank of Australia - ADR	19,067	1,371			4,580
CSL, Ltd.	5,953	391
National Australia Bank, Ltd. - ADR	25,088	837	Denmark - 0.3%
Newcrest Mining, Ltd.	229,600	2,235	DSV A/S	270,363	7,909
Telstra Corp., Ltd.	53,597	262	Novo Nordisk A/S Class B	5,355	891
Wesfarmers, Ltd.	12,640	513			8,800
Westfield Group(ö)	19,987	204
Westpac Banking Corp.	35,015	1,135	Finland - 0.4%
Woodside Petroleum, Ltd.	7,808	287
Woolworths, Ltd.	15,455	510	Caverion Corp.(Æ)	291,645	2,281
			Kone OYJ Class B	72,023	6,351
		10,142	Sampo Class A	5,079	241
			YIT OYJ	212,900	2,763
Belgium - 0.3%					11,636
Anheuser-Busch InBev NV	5,912	615
Delhaize Group SA	64,921	4,149	France - 7.7%
Solvay SA	40,096	6,277
			Air Liquide SA Class A	3,917	533
		11,041	BNP Paribas SA	495,359	36,682
			Christian Dior SA	36,568	6,951
Bermuda - 0.0%			Danone SA	546,616	40,537
China Hongxing Sports, Ltd.(Æ)	6,320,000	37	Edenred	247,387	8,406
			Essilor International SA	2,571	276
Canada - 1.8%			Etablissements Maurel et Prom	400,524	6,466
Bank of Montreal	7,423	517	Imerys SA	102,489	8,234
Bank of Nova Scotia	15,007	912	IPSOS	103,776	4,377
Barrick Gold Corp.	271,500	5,264	Legrand SA - ADR	494,330	28,075
BCE, Inc.	4,438	193	L'Oreal SA	2,846	488
Canadian Imperial Bank of Commerce(Þ)	3,393	289	LVMH Moet Hennessy Louis Vuitton
Canadian National Railway Co.	291,965	32,094	SA - ADR	162,785	31,341
Catamaran Corp.(Æ)	175,500	8,242	Pernod Ricard SA	2,776	334
Eastern Platinum, Ltd.(Æ)	1,849,500	106	PPR SA	58,874	13,377
Enbridge, Inc.	7,697	334	Publicis Groupe SA - ADR	109,545	9,137
Gabriel Resources, Ltd.(Æ)	529,000	452	Renault SA	128,287	11,236
Kinross Gold Corp.	130,000	659	Rexel SA Class H	389,587	9,759
Methanex Corp.	109,400	6,345	Sanofi - ADR	188,804	20,134
Niko Resources, Ltd.(Æ)	43,900	141	Schneider Electric SA	5,655	476
Novagold Resources, Inc.(Æ)	230,400	500	Total SA	172,572	10,606
Rogers Communications, Inc. Class B	4,280	194	Vivendi SA - ADR	11,649	296
Royal Bank of Canada - GDR	16,981	1,140			247,721
Suncor Energy, Inc.	8,552	311
Toronto Dominion Bank	11,447	1,050	Germany - 5.4%
TransCanada Corp.	8,844	399	Adidas AG	2,573	294
		59,142	Allianz SE	200,332	33,701
			BASF SE	74,547	7,756
Cayman Islands - 0.6%			Bayer AG	10,248	1,274
ENN Energy Holdings, Ltd.	230,000	1,363	Brenntag AG	30,385	5,149
Melco Crown Entertainment, Ltd. -			Daimler AG	254,300	20,868
ADR(Æ)(Ñ)	259,870	8,617	Deutsche Telekom AG	430,214	6,776
MGM China Holdings, Ltd.	2,575,200	8,869	Freenet AG	255,100	6,645
		18,849	Fresenius SE & Co. KGaA	1,603	208
			Hannover Rueck SE	85,979	6,898
			Linde AG	180,169	34,235
			Muenchener Rueckversicherungs AG	36,679	7,664
			OSRAM Licht AG(Æ)	964	50

See accompanying notes which are an integral part of the financial statements.

186 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ProSiebenSat.1 Media AG	176,113	8,388	Nippon Telegraph & Telephone Corp.	5,600	290
SAP AG - ADR	178,472	14,021	NTT DOCOMO, Inc.	16,800	267
Siemens AG	9,642	1,233	Ono Pharmaceutical Co., Ltd.	93,500	7,036
Symrise AG	158,720	6,728	Rohm Co., Ltd.	40,400	1,650
Volkswagen AG	21,838	5,352	Sanshin Electronics Co., Ltd.	136,500	890
Wincor Nixdorf AG	114,363	7,579	SCSK Corp.	236,800	5,980
		174,819	Seven & I Holdings Co., Ltd.	8,700	320
			Shin-Etsu Chemical Co., Ltd.	3,100	174
Hong Kong - 0.6%			Shionogi & Co., Ltd.	332,800	7,331
			Showa Denko KK	4,026,000	5,445
AIA Group, Ltd.	1,710,800	8,683	T&D Holdings, Inc.	530,700	6,342
Cathay Pacific Airways, Ltd.	2,611,600	5,181	Takeda Pharmaceutical Co., Ltd.	8,700	413
China Resources Power Holdings Co.,			Toyota Motor Corp.	207,500	13,421
Ltd.	19,700	51
CLP Holdings, Ltd.	21,500	173			142,557
Guangdong Investment, Ltd.	5,137,400	4,420
		18,508	Jersey - 0.6%
			Delphi Automotive PLC	362,300	20,724
India - 0.2%			WPP PLC	14,972	318
Infosys, Ltd. - ADR	134,100	7,115			21,042

Ireland - 1.8%			Luxembourg - 0.3%
Accenture PLC Class A	468,106	34,406	Samsonite International SA	3,604,800	9,857
Actavis PLC(Æ)	70,416	10,885
Covidien PLC	5,815	373	Mexico - 0.9%
CRH PLC	279,423	6,791	Alfa SAB de CV Class A	2,790,800	7,653
Greencore Group PLC Class A	1,842,300	5,320	Cemex SAB de CV - ADR(Æ)(Ñ)	603,303	6,383
Mallinckrodt PLC	726	30	Controladora Vuela Cia de Aviacion SAB
		57,805	de CV - ADR(Æ)	460,000	6,238
			Empresas ICA SAB de CV(Æ)	1,092,300	2,074
Israel - 0.2%			Infraestructura Energetica Nova SAB
			de CV	1,358,700	5,361
Teva Pharmaceutical Industries, Ltd.
- ADR	163,600	6,068			27,709
Teva Pharmaceutical Industries, Ltd.	9,037	338
		6,406	Netherlands - 2.9%
			Akzo Nobel NV	604,529	43,962
Italy - 1.0%			CNH Industrial NV(Æ)	1,663,700	19,675
			Heineken NV	395,763	27,351
Assicurazioni Generali SpA	432,277	10,107	Koninklijke Ahold NV	12,531	238
Enel SpA	1,776,393	7,839	Unilever NV	19,562	775
ENI SpA - ADR	30,109	762	Yandex NV Class A(Æ)	42,300	1,559
Gtech Spa	247,216	7,515
Trevi Finanziaria Industriale SpA	766,346	7,055			93,560

		33,278	Netherlands Antilles - 0.0%

Japan - 4.4%			Schlumberger, Ltd.	5,324	499
Aeon Mall Co., Ltd.	292,680	8,301
Amada Co., Ltd.	890,000	7,621	Norway - 0.2%
Asahi Group Holdings, Ltd.	228,100	6,147	DNB ASA	403,898	7,158
Astellas Pharma, Inc.	5,200	289	Statoil ASA	12,972	307
Canon, Inc.	665,649	20,918			7,465
Daiwa Securities Group, Inc.	1,606,000	14,569
DMG Mori Seiki Co., Ltd.	236,800	3,819	Portugal - 0.2%
Hino Motors, Ltd.	447,000	6,269	Energias de Portugal SA	1,433,200	5,277
Honda Motor Co., Ltd.	138,700	5,522
Kao Corp.	6,200	206
KDDI Corp.	131,600	7,107	Russia - 0.3%
MEIJI Holdings Co., Ltd.	128,300	7,150	Gazprom OAO - ADR(Æ)	173,026	1,619
Mitsubishi UFJ Financial Group, Inc.	805,700	5,080	Gazprom OAO - ADR	80,031	747
			Inter RAO JSC(Æ)	1,740,000,000	508

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 187

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Rosneft OAO - GDR(Æ)	572,891	4,523	Zurich Insurance Group AG(Æ)	1,799	498
Rosneft Oil Co. - GDR	95,700	756			237,833
		8,153
			Thailand - 0.2%
Singapore - 0.2%			Thai Oil PCL	3,108,400	6,292
DBS Group Holdings, Ltd.	14,000	189
Sembcorp Industries, Ltd.	163,189	5,504	United Kingdom - 7.6%
Singapore Telecommunications, Ltd.	92,000	280	Aon PLC	80,300	6,351
United Overseas Bank, Ltd.	13,000	218	AstraZeneca PLC - ADR(Æ)	200,622	10,644
		6,191	Aviva PLC	400,339	2,883
			BAE Systems PLC	39,881	291
South Africa - 0.2%			Barclays PLC	4,295,153	18,154
Sasol, Ltd. - ADR	149,893	7,659	Barratt Developments PLC	1,118,561	6,010
Village Main Reef, Ltd.(Æ)	3,604,436	165	BBA Aviation PLC	748,802	4,062
		7,824	Bellway PLC	242,687	5,852
			BG Group PLC	36,428	744

South Korea - 1.5%			BHP Billiton PLC - ADR	113,900	7,021
			BHP Billiton PLC	18,695	579
BS Financial Group, Inc.	220,680	3,547	BP PLC	2,596,097	20,093
Hyundai Heavy Industries Co., Ltd.	18,007	4,303	British American Tobacco PLC	23,869	1,315
Hyundai Motor Co.	21,171	5,050	Centrica PLC	62,400	354
Samsung Electronics Co., Ltd.	23,339	32,233	Compass Group PLC	23,139	333
Shinhan Financial Group Co., Ltd.	82,010	3,584	Diageo PLC	1,429,032	45,528
		48,717	Ensco PLC Class A	126,300	7,281
			Experian PLC	12,401	253
Spain - 0.4%			GlaxoSmithKline PLC - ADR	315,478	8,313
Amadeus IT Holding SA Class A	258,637	9,604	HSBC Holdings PLC	202,376	2,213
Inditex SA	2,806	461	Imperial Tobacco Group PLC	157,468	5,880
Repsol SA - ADR	134,677	3,617	Marks & Spencer Group PLC	686,073	5,539
		13,682	National Grid PLC	44,827	564
			Persimmon PLC Class A(Æ)	340,834	6,913
			Reckitt Benckiser Group PLC	457,402	35,555
Sweden - 1.3%			Rexam PLC	817,422	6,809
Atlas Copco AB Class A	9,387	260	Rolls-Royce Holdings PLC(Æ)	22,749	419
Duni AB	260,200	2,931	Royal Dutch Shell PLC Class A	47,436	1,582
Hennes & Mauritz AB Class B	11,596	501	Royal Dutch Shell PLC Class B	31,892	1,104
Investor AB Class B	198,842	6,389	SABMiller PLC - ADR	11,834	617
Loomis AB Class B	99,200	2,380	Shire PLC - ADR(Æ)	6,914	305
Nordea Bank AB	1,172,400	15,017	Standard Chartered PLC	258,914	6,225
SKF AB Class B	301,308	7,984	Taylor Wimpey PLC	4,209,444	7,438
Svenska Handelsbanken AB Class A	145,429	6,589	Tesco PLC	2,358,535	13,773
Telefonaktiebolaget LM Ericsson Class B	36,408	435	Unilever PLC	16,205	656
		42,486	Vodafone Group PLC - ADR(Æ)	604,706	2,177
					243,830
Switzerland - 7.4%
ABB, Ltd.(Æ)	28,597	730	United States - 43.0%
ACE, Ltd.	4,276	408	3M Co.	195,488	24,602
Adecco SA(Æ)	163,400	12,057	Abbott Laboratories	19,067	697
Cie Financiere Richemont SA	365,457	37,478	Aetna, Inc.	125,800	7,888
Credit Suisse Group AG(Æ)	775,687	24,134	Air Products & Chemicals, Inc.	2,643	288
Holcim, Ltd.(Æ)	279,000	20,786	Akamai Technologies, Inc.(Æ)	170,792	7,641
Julius Baer Group, Ltd.(Æ)	759,081	37,304	Allergan, Inc.	3,811	345
Kuehne & Nagel International AG	147,300	18,621	ALLETE, Inc.	117,700	5,947
Nestle SA	630,967	45,548	Altria Group, Inc.	24,627	917
Noble Corp.	205,900	7,762	American Electric Power Co., Inc.	4,876	228
Novartis AG	381,693	29,636	American International Group, Inc.	570,120	29,447
Roche Holding AG	8,699	2,408	American Tower Corp. Class A(ö)	3,207	254
Syngenta AG	1,146	463	Ameris Bancorp(Æ)	164,400	3,009
			Amgen, Inc.	6,510	755

See accompanying notes which are an integral part of the financial statements.

188 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Apache Corp.	78,700	6,989	Hewlett-Packard Co.	310,500	7,567
Apple, Inc.	17,039	8,900	Hologic, Inc.(Æ)	258,896	5,797
Applied Materials, Inc.	1,051,900	18,776	Home Depot, Inc.	16,344	1,273
Arch Coal, Inc.	241,334	1,023	Honeywell International, Inc.	450,870	39,104
Astoria Financial Corp.	444,600	5,873	IHS, Inc. Class A(Æ)	96,932	10,570
AT&T, Inc.	49,299	1,785	Illinois Tool Works, Inc.	133,193	10,494
Autodesk, Inc.(Æ)	280,286	11,186	Independent Bank Corp.	79,292	2,845
Autoliv, Inc.	64,000	5,711	Intel Corp.	1,767,623	43,183
Automatic Data Processing, Inc.	6,175	463	International Bancshares Corp.	192,518	4,399
Bank of America Corp.	950,300	13,266	International Business Machines Corp.	76,901	13,781
Bank of New York Mellon Corp. (The)	870,570	27,684	Intuit, Inc.	3,611	258
Baxter International, Inc.	6,597	435	JM Smucker Co. (The)	57,200	6,361
Becton Dickinson and Co.	2,489	262	Johnson & Johnson	129,148	11,960
Bed Bath & Beyond, Inc.(Æ)	13,400	1,036	JPMorgan Chase & Co.	493,800	25,450
Berkshire Hathaway, Inc. Class B(Æ)	22,302	2,567	Kellogg Co.	3,211	203
Biogen Idec, Inc.(Æ)	2,480	606	Kimberly-Clark Corp.	4,681	506
Bloomin' Brands, Inc.(Æ)	285,908	7,156	Lennar Corp. Class A(Ñ)	186,100	6,616
Bristol-Myers Squibb Co.	273,891	14,385	LinkedIn Corp. Class A(Æ)	20,032	4,481
Brookline Bancorp, Inc.	622,276	5,520	Lockheed Martin Corp.	3,292	439
Brooks Automation, Inc.	309,177	2,980	Louisiana-Pacific Corp.(Æ)	163,800	2,786
Burger King Worldwide, Inc.	316,200	6,697	Lowe's Cos., Inc.	216,080	10,756
Cadence Design Systems, Inc.(Æ)	827,700	10,735	Lululemon Athletica, Inc.(Æ)(Ñ)	142,691	9,853
Carter's, Inc.	89,800	6,210	Maginet Corp.(Æ)	86,922	5,585
Chevron Corp.	24,023	2,882	Marathon Oil Corp.	187,100	6,597
Chubb Corp. (The)	77,224	7,111	Marathon Petroleum Corp.	80,800	5,790
Cigna Corp.	67,700	5,212	Marsh & McLennan Cos., Inc.	6,638	304
Cisco Systems, Inc.	28,249	636	MasterCard, Inc. Class A	16,471	11,811
Citigroup, Inc.	280,100	13,663	Mattel, Inc.	4,269	189
Coca-Cola Co. (The)	47,667	1,886	McDonald's Corp.	12,321	1,189
Cognizant Technology Solutions Corp.			McKesson Corp.	2,686	420
Class A(Æ)	3,206	279	Medtronic, Inc.	651,302	37,385
Colgate-Palmolive Co.	11,405	738	Merck & Co., Inc.	198,770	8,963
Comcast Corp. Class A(Æ)	16,638	792	MetLife, Inc.	193,300	9,145
Concur Technologies, Inc.(Æ)(Ñ)	70,870	7,413	Microsoft Corp.	763,389	26,986
ConocoPhillips	12,320	903	Mondelez International, Inc. Class A	20,203	680
Corning, Inc.(Ñ)	806,300	13,780	Monsanto Co.	104,948	11,007
Costco Wholesale Corp.	5,441	642	National Oilwell Varco, Inc.	160,200	13,005
CVS Caremark Corp.	15,010	935	Newmont Mining Corp.	309,000	8,423
Danaher Corp.	7,291	526	NextEra Energy, Inc.	86,231	7,308
Dick's Sporting Goods, Inc.	172,344	9,170	Nike, Inc. Class B	8,641	655
DigitalGlobe, Inc.(Æ)	382,744	12,179	Northrop Grumman Corp.	2,821	303
DIRECTV(Æ)	4,103	256	Omnicom Group, Inc.	257,060	17,508
Duke Energy Corp.	7,772	558	Oracle Corp.	1,005,168	33,673
Ecolab, Inc.	3,199	339	Owens Corning(Æ)	200,584	7,207
Eli Lilly & Co.	12,110	603	Panera Bread Co. Class A(Æ)	33,600	5,306
EMC Corp.	20,810	501	PepsiCo, Inc.	19,287	1,622
Emerson Electric Co.	8,757	586	Pfizer, Inc.	82,881	2,543
Exxon Mobil Corp.	55,101	4,938	PG&E Corp.	5,191	217
Family Dollar Stores, Inc.	107,000	7,370	Philip Morris International, Inc.	20,385	1,817
Fastenal Co.	3,667	183	Praxair, Inc.	257,573	32,122
Forest Laboratories, Inc.(Æ)	128,000	6,020	Precision Castparts Corp.	1,835	465
Franklin Resources, Inc.	324,649	17,486	priceline.com, Inc.(Æ)	10,930	11,518
Frontier Communications Corp.	1,522,400	6,714	Procter & Gamble Co. (The)	33,964	2,743
General Dynamics Corp.	165,000	14,294	Prudential Financial, Inc.	60,400	4,916
General Electric Co.	267,500	6,992	Public Service Enterprise Group, Inc.	6,211	208
General Mills, Inc.	8,129	410	Public Storage(ö)	1,724	288
General Motors Co.(Æ)	531,300	19,632	QUALCOMM, Inc.	20,119	1,398
Gilead Sciences, Inc.(Æ)	16,021	1,137	Quest Diagnostics, Inc.	95,900	5,745
Goldman Sachs Group, Inc. (The)	45,500	7,319	Raytheon Co.	4,101	338
Google, Inc. Class A(Æ)	3,342	3,444	Regal Entertainment Group Class A	138,585	2,635
HD Supply Holdings, Inc.(Æ)	371,560	7,502	Rock Tenn Co. Class A	52,377	5,605

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 189

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
SanDisk Corp.	99,500	6,915	Brazil - 0.2%
Sempra Energy	2,654	242	Investimentos Itau SA	1,154,327		4,972
Silver Eagle Acquisition Corp.(Æ)	130,100	1,314

Southern Co.	9,219	377	Germany - 0.7%
Southwest Bancorp, Inc.(Æ)	95,800	1,534
Spectra Energy Corp.	8,026	286	Henkel AG & Co. KGaA	2,106		228
St. Jude Medical, Inc.	205,400	11,788	Porsche Automobil Holding SE	76,008		7,120
Starbucks Corp.	6,666	540	Volkswagen AG	62,631		15,919
Starwood Hotels & Resorts Worldwide,						23,267
Inc.	198,900	14,643
Stryker Corp.	3,993	295	United Kingdom - 0.0%
SunTrust Banks, Inc.	228,900	7,700	Rolls-Royce Holdings PLC(Æ)	1,956,414		3
Symantec Corp.	355,707	8,089

Sysco Corp.	7,205	233	Total Preferred Stocks
T Rowe Price Group, Inc.	3,206	248
Target Corp.	7,828	507	(cost $25,740)			28,242
Teradata Corp.(Æ)	37,823	1,667	Short-Term Investments - 5.6%
Texas Instruments, Inc.	6,651	280	United States - 5.6%
Thermo Fisher Scientific, Inc.(Ñ)	383,663	37,515
Tiffany & Co.	138,100	10,933	Russell U.S. Cash Management Fund	180,773,413	(8)	180,773
Time Warner, Inc.	381,890	26,251	Total Short-Term Investments
TJX Cos., Inc.	8,755	532	(cost $180,773)			180,773
Travelers Cos., Inc. (The)	4,564	394	Other Securities - 2.6%
TripAdvisor, Inc.(Æ)	140,285	11,603
Union Pacific Corp.	5,724	867	Russell U.S. Cash Collateral Fund(×)	83,854,558	(8)	83,855
United Parcel Service, Inc. Class B	349,941	34,378	Total Other Securities
United Technologies Corp.	313,413	33,300	(cost $83,855)			83,855
UnitedHealth Group, Inc.	216,808	14,799	Total Investments 101.5%
US Bancorp	8,002	299	(identified cost $2,632,265)			3,275,814
Valassis Communications, Inc.	215,900	5,907
Valero Energy Corp.	213,900	8,806	Other Assets and Liabilities,
Verizon Communications, Inc.	138,706	7,006	Net - (1.5%)			(48,399)
VF Corp.	1,082	233
Visa, Inc. Class A	267,103	52,531	Net Assets - 100.0%			3,227,415
Walgreen Co.	5,943	352
Wal-Mart Stores, Inc.	118,987	9,132
Walt Disney Co. (The)	615,697	42,231
Waste Management, Inc.	5,684	247
Waters Corp.(Æ)	229,280	23,139
Webster Financial Corp.	274,800	7,664
WellPoint, Inc.	225,500	19,122
Wells Fargo & Co.	455,500	19,445
Western Union Co. (The)	395,700	6,735
Whirlpool Corp.	24,800	3,621
Xerox Corp.	608,900	6,052
Yahoo!, Inc.(Æ)	235,433	7,753
Yum! Brands, Inc.	5,458	369
		1,387,469

Total Common Stocks
(cost $2,339,262)		2,980,322

Investments in Other Funds - 0.1%
iShares MSCI EAFE ETF	39,800	2,622
Total Investments in Other Funds
(cost $2,635)		2,622
Preferred Stocks - 0.9%

See accompanying notes which are an integral part of the financial statements.

190 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$

Long Positions
CAC 40 Index Futures (France)		198	EUR	8,503	11/13	240
DAX Index Futures (Germany)		34	EUR	7,678	12/13	573
EURO STOXX 50 Index Futures (Germany)		179	EUR	5,476	12/13	360
FTSE 100 Index Futures (United Kingdom)		119	GBP	7,983	12/13	280
Hang Seng Index Futures (Hong Kong)		16	HKD	18,594	11/13	49
NIKKEI 225 Index Futures (Japan)		877	JPY	6,334,133	12/13	692
OMX 30 Index Futures (Sweden)		112	SEK	14,367	11/13	31
S&P 500 E-Mini Index Futures (CME)		1,989	USD	174,137	12/13	5,963
S&P Midcap 400 E-Mini Index Futures (CME)		57	USD	7,332	12/13	225
S&P TSE 60 Index Futures (Canada)		43	CAD	6,588	12/13	260
SPI 200 Index Futures (Australia)		41	AUD	5,551	12/13	150
TOPIX Index Futures (Japan)		355	JPY	4,258,225	12/13	225
Short Positions
EURO STOXX 50 Index Futures (Germany)		3,885	EUR	118,842	12/13	(9,521)
MSCI Emerging Markets Mini Index Futures		612	USD	31,331	12/13	(611)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						(1,084)

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Bank of Montreal	USD	2,807	EUR	2,103	12/18/13	49
Bank of Montreal	USD	1,226	GBP	790	12/18/13	40
Bank of Montreal	USD	1,258	JPY	122,812	12/18/13	(8)
Bank of Montreal	USD	863	SEK	5,634	12/18/13	5
Bank of Montreal	EUR	28,658	USD	38,246	12/18/13	(667)
Bank of New York	USD	530	CHF	474	11/04/13	(7)
Bank of New York	USD	1,623	EUR	1,200	12/18/13	6
Bank of New York	EUR	439	USD	605	11/04/13	9
Brown Brothers Harriman	USD	3,010	EUR	2,200	12/18/13	(22)
Brown Brothers Harriman	AUD	100	USD	95	12/18/13	2
Brown Brothers Harriman	CAD	150	USD	143	12/18/13	—
Brown Brothers Harriman	EUR	700	USD	965	12/18/13	15
Brown Brothers Harriman	GBP	300	USD	484	12/18/13	4
Brown Brothers Harriman	HKD	500	USD	64	12/18/13	—
Brown Brothers Harriman	JPY	5,000	USD	51	12/18/13	—
Brown Brothers Harriman	SEK	1,000	USD	157	12/18/13	4
Citigroup	AUD	65	USD	61	11/05/13	—
Citigroup	CAD	12	USD	12	11/05/13	—
Citigroup	EUR	2	USD	3	11/05/13	—
Citigroup	GBP	44	USD	70	11/05/13	—
Citigroup	SGD	4	USD	3	11/05/13	—
Commonwealth Bank of Australia	USD	1,858	AUD	2,092	12/18/13	114
Commonwealth Bank of Australia	USD	2,807	EUR	2,103	12/18/13	49
Commonwealth Bank of Australia	USD	1,226	GBP	790	12/18/13	40
Commonwealth Bank of Australia	USD	1,258	JPY	122,812	12/18/13	(9)
Commonwealth Bank of Australia	EUR	28,658	USD	38,246	12/18/13	(668)
Deutsche Bank	USD	91	AUD	100	12/18/13	4
Deutsche Bank	USD	95	CAD	100	12/18/13	1
Deutsche Bank	USD	394	EUR	300	12/18/13	13
Deutsche Bank	USD	156	GBP	100	12/18/13	4
Deutsche Bank	USD	456	HKD	3,536	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 191

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Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Deutsche Bank	USD	100	JPY	10,000	12/18/13	2
JPMorgan Chase	AUD	300	USD	276	12/18/13	(7)
JPMorgan Chase	CAD	400	USD	386	12/18/13	3
JPMorgan Chase	EUR	800	USD	1,064	12/18/13	(23)
JPMorgan Chase	GBP	300	USD	474	12/18/13	(8)
JPMorgan Chase	HKD	1,000	USD	129	12/18/13	—
JPMorgan Chase	JPY	70,000	USD	704	12/18/13	(8)
JPMorgan Chase	SEK	900	USD	138	12/18/13	(1)
Northern Trust	HKD	686	USD	89	11/01/13	—
Royal Bank of Canada	USD	2,561	CAD	2,692	12/18/13	18
Royal Bank of Canada	USD	2,807	EUR	2,103	12/18/13	49
Royal Bank of Canada	USD	1,226	GBP	790	12/18/13	40
Royal Bank of Canada	USD	1,258	JPY	122,812	12/18/13	(8)
Royal Bank of Canada	EUR	28,658	USD	38,246	12/18/13	(667)
Standard Chartered	USD	2,807	EUR	2,103	12/18/13	49
Standard Chartered	USD	1,226	GBP	790	12/18/13	40
Standard Chartered	USD	456	HKD	3,536	12/18/13	—
Standard Chartered	USD	1,258	JPY	122,812	12/18/13	(8)
Standard Chartered	EUR	28,658	USD	38,246	12/18/13	(667)
State Street	USD	91	AUD	100	12/18/13	3
State Street	USD	93	AUD	100	12/18/13	2
State Street	USD	137	AUD	150	12/18/13	4
State Street	USD	192	AUD	200	12/18/13	(4)
State Street	USD	282	AUD	300	12/18/13	1
State Street	USD	282	AUD	300	12/18/13	1
State Street	USD	1,401	AUD	1,500	12/18/13	13
State Street	USD	1,920	AUD	2,050	12/18/13	12
State Street	USD	97	CAD	100	12/18/13	(1)
State Street	USD	190	CAD	200	12/18/13	1
State Street	USD	192	CAD	200	12/18/13	—
State Street	USD	194	CAD	200	12/18/13	(2)
State Street	USD	291	CAD	300	12/18/13	(4)
State Street	USD	292	CAD	300	12/18/13	(4)
State Street	USD	1,744	CAD	1,800	12/18/13	(19)
State Street	USD	2,522	CAD	2,600	12/18/13	(31)
State Street	USD	3,536	CHF	3,177	11/01/13	(34)
State Street	USD	700	CHF	634	11/05/13	(2)
State Street	USD	1,227	EUR	889	11/01/13	(20)
State Street	USD	270	EUR	200	12/18/13	1
State Street	USD	661	EUR	500	12/18/13	18
State Street	USD	923	EUR	700	12/18/13	28
State Street	USD	958	EUR	700	12/18/13	(7)
State Street	USD	1,082	EUR	800	12/18/13	4
State Street	USD	1,082	EUR	800	12/18/13	4
State Street	USD	1,350	EUR	1,000	12/18/13	8
State Street	USD	2,316	EUR	1,700	12/18/13	(8)
State Street	USD	3,383	EUR	2,500	12/18/13	12
State Street	USD	8,085	EUR	6,000	12/18/13	61
State Street	USD	11,370	EUR	8,400	12/18/13	36
State Street	USD	225	GBP	140	12/18/13	(1)
State Street	USD	323	GBP	200	12/18/13	(2)
State Street	USD	391	GBP	250	12/18/13	10
State Street	USD	401	GBP	250	12/18/13	—
State Street	USD	469	GBP	300	12/18/13	12
State Street	USD	484	GBP	300	12/18/13	(3)
State Street	USD	642	GBP	400	12/18/13	—
State Street	USD	3,519	GBP	2,200	12/18/13	8
State Street	USD	4,964	GBP	3,100	12/18/13	5

See accompanying notes which are an integral part of the financial statements.

192 Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	579	HKD	4,492	11/01/13	—
State Street	USD	346	HKD	2,680	11/04/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	774	HKD	6,000	12/18/13	—
State Street	USD	1,032	HKD	8,000	12/18/13	—
State Street	USD	424	JPY	41,522	11/01/13	(2)
State Street	USD	1,445	JPY	141,908	11/05/13	(2)
State Street	USD	324	JPY	31,803	11/06/13	—
State Street	USD	410	JPY	40,303	11/06/13	—
State Street	USD	458	JPY	45,014	11/06/13	—
State Street	USD	562	JPY	55,227	11/06/13	(1)
State Street	USD	102	JPY	10,000	12/18/13	—
State Street	USD	204	JPY	20,000	12/18/13	—
State Street	USD	306	JPY	30,000	12/18/13	(1)
State Street	USD	402	JPY	40,000	12/18/13	5
State Street	USD	402	JPY	40,000	12/18/13	4
State Street	USD	505	JPY	50,000	12/18/13	4
State Street	USD	506	JPY	50,000	12/18/13	2
State Street	USD	3,850	JPY	380,000	12/18/13	16
State Street	USD	5,236	JPY	520,000	12/18/13	52
State Street	USD	105	SEK	700	12/18/13	3
State Street	USD	109	SEK	700	12/18/13	(1)
State Street	USD	109	SEK	700	12/18/13	(2)
State Street	USD	110	SEK	700	12/18/13	(2)
State Street	USD	624	SEK	4,000	12/18/13	(7)
State Street	USD	848	SEK	5,400	12/18/13	(15)
State Street	AUD	100	USD	94	12/18/13	—
State Street	AUD	100	USD	93	12/18/13	(2)
State Street	AUD	200	USD	190	12/18/13	1
State Street	AUD	200	USD	186	12/18/13	(2)
State Street	AUD	200	USD	184	12/18/13	(5)
State Street	AUD	250	USD	233	12/18/13	(3)
State Street	AUD	300	USD	282	12/18/13	(1)
State Street	CAD	100	USD	96	12/18/13	—
State Street	CAD	100	USD	96	12/18/13	—
State Street	CAD	150	USD	145	12/18/13	1
State Street	CAD	150	USD	145	12/18/13	1
State Street	CAD	200	USD	192	12/18/13	1
State Street	CAD	200	USD	190	12/18/13	(2)
State Street	CAD	200	USD	193	12/18/13	1
State Street	CAD	250	USD	242	12/18/13	3
State Street	CAD	300	USD	291	12/18/13	4
State Street	CHF	31,100	USD	33,492	12/18/13	(797)
State Street	EUR	1,065	USD	1,464	11/01/13	18
State Street	EUR	200	USD	272	12/18/13	—
State Street	EUR	200	USD	267	12/18/13	(5)
State Street	EUR	200	USD	271	12/18/13	—
State Street	EUR	300	USD	406	12/18/13	(1)
State Street	EUR	300	USD	399	12/18/13	(8)
State Street	EUR	300	USD	394	12/18/13	(13)
State Street	EUR	400	USD	541	12/18/13	(3)
State Street	EUR	400	USD	531	12/18/13	(12)
State Street	EUR	800	USD	1,061	12/18/13	(25)
State Street	EUR	900	USD	1,218	12/18/13	(4)
State Street	EUR	900	USD	1,203	12/18/13	(19)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 193

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Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty			Sold		Bought	Settlement Date	$
State Street		EUR	1,000	USD	1,321	12/18/13	(36)
State Street		EUR	1,200	USD	1,627	12/18/13	(3)
State Street		GBP	70	USD	110	12/18/13	(2)
State Street		GBP	100	USD	159	12/18/13	(1)
State Street		GBP	140	USD	221	12/18/13	(3)
State Street		GBP	150	USD	234	12/18/13	(7)
State Street		GBP	200	USD	321	12/18/13	1
State Street		GBP	200	USD	320	12/18/13	(1)
State Street		GBP	300	USD	482	12/18/13	1
State Street		GBP	300	USD	477	12/18/13	(4)
State Street		GBP	300	USD	480	12/18/13	(1)
State Street		GBP	400	USD	627	12/18/13	(14)
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		HKD	1,000	USD	129	12/18/13	—
State Street		JPY	24,236	USD	247	11/05/13	—
State Street		JPY	382,000	USD	3,907	12/13/13	21
State Street		JPY	10,000	USD	101	12/18/13	(1)
State Street		JPY	20,000	USD	200	12/18/13	(3)
State Street		JPY	20,000	USD	203	12/18/13	—
State Street		JPY	20,000	USD	203	12/18/13	—
State Street		JPY	30,000	USD	299	12/18/13	(6)
State Street		JPY	40,000	USD	404	12/18/13	(3)
State Street		JPY	50,000	USD	502	12/18/13	(6)
State Street		JPY	50,000	USD	508	12/18/13	(1)
State Street		JPY	50,000	USD	509	12/18/13	—
State Street		JPY	60,000	USD	616	12/18/13	6
State Street		SEK	600	USD	91	12/18/13	(1)
State Street		SEK	700	USD	109	12/18/13	1
State Street		SEK	700	USD	108	12/18/13	—
State Street		SEK	1,000	USD	155	12/18/13	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(2,997)

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
							% of Net
Portfolio Summary	Level 1		Level 2	Level 3		Total	Assets
Common Stocks
Australia	$10,142		$—		$—	$10,142	0.3
Belgium	11,041		—		—	11,041	0.3
Bermuda	—		—		37	37	— *
Canada	59,142		—		—	59,142	1.8
Cayman Islands	18,849		—		—	18,849	0.6
China	4,580		—		—	4,580	0.1
Denmark	8,800		—		—	8,800	0.3
Finland	11,636		—		—	11,636	0.4
France	247,721		—		—	247,721	7.7
Germany	174,819		—		—	174,819	5.4

See accompanying notes which are an integral part of the financial statements.

194 Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Hong Kong	18,508	—		—	18,508	0.6
India	7,115	—		—	7,115	0.2
Ireland	57,805	—		—	57,805	1.8
Israel	6,406	—		—	6,406	0.2
Italy	33,278	—		—	33,278	1.0
Japan	142,557	—		—	142,557	4.4
Jersey	21,042	—		—	21,042	0.6
Luxembourg	9,857	—		—	9,857	0.3
Mexico	27,709	—		—	27,709	0.9
Netherlands	93,560	—		—	93,560	2.9
Netherlands Antilles	499	—		—	499	— *
Norway	7,465	—		—	7,465	0.2
Portugal	5,277	—		—	5,277	0.2
Russia	8,153	—		—	8,153	0.3
Singapore	6,191	—		—	6,191	0.2
South Africa	7,824	—		—	7,824	0.2
South Korea	48,717	—		—	48,717	1.5
Spain	13,682	—		—	13,682	0.4
Sweden	42,486	—		—	42,486	1.3
Switzerland	237,833	—		—	237,833	7.4
Thailand	6,292	—		—	6,292	0.2
United Kingdom	243,830	—		—	243,830	7.6
United States	1,387,469	—		—	1,387,469	43.0
Investments in Other Funds	2,622	—		—	2,622	0.1
Preferred Stocks	28,239	—		3	28,242	0.9
Short-Term Investments	—	180,773		—	180,773	5.6
Other Securities	—	83,855		—	83,855	2.6
Total Investments	3,011,146	264,628		40	3,275,814	101.5
Other Assets and Liabilities, Net						(1.5)
						100.0

Other Financial Instruments
Futures Contracts	(1,084)	—		—	(1,084)	(—)*
Foreign Currency Exchange Contracts	(41)	(2,956)		—	(2,997)	(0.1)
Total Other Financial Instruments**	$(1,125)	$(2,956)		$—	$(4,081)

*    Less than .05% of net assets.
**   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 195

Russell Investment Company
Russell Global Equity Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity		Currency
Derivatives not accounted for as hedging instruments	Contracts		Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts		$—	$951
Variation margin on futures contracts*		9,048	—
Total		$9,048	$951

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$10,132	$—
Unrealized depreciation on foreign currency exchange contracts		—	3,948
Total		$10,132	$3,948

			Foreign
	Equity		Currency
Derivatives not accounted for as hedging instruments	Contracts		Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$28,231	$—
Foreign currency-related transactions**		—	(7,163)
Total		$28,231	$(7,163)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$670	$—
Foreign currency-related transactions***		—	(927)
Total		$670	$(927)

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

196 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$2,632,265
Investments, at fair value(*)(>)	3,275,814
Cash (restricted)(a)	38,200
Foreign currency holdings(^)	2,672
Unrealized appreciation on foreign currency exchange contracts	951
Receivables:
Dividends and interest	2,733
Dividends from affiliated Russell funds	33
Investments sold	20,863
Fund shares sold	3,963
Foreign taxes recoverable	1,016
Prepaid expenses	2
Total assets	3,346,247

Liabilities
Payables:
Investments purchased	22,600
Fund shares redeemed	2,290
Accrued fees to affiliates	3,093
Other accrued expenses	208
Variation margin on futures contracts	2,838
Unrealized depreciation on foreign currency exchange contracts	3,948
Payable upon return of securities loaned	83,855
Total liabilities	118,832

Net Assets	$3,227,415

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 197

Russell Investment Company
Russell Global Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$17,914
Accumulated net realized gain (loss)	51,245
Unrealized appreciation (depreciation) on:
Investments	643,549
Futures contracts	(1,084)
Foreign currency-related transactions	(2,894)
Shares of beneficial interest	2,902
Additional paid-in capital	2,515,783
Net Assets	$3,227,415
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.07
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.75
Class A — Net assets	$11,427,281
Class A — Shares outstanding ($.01 par value)	1,032,249
Net asset value per share: Class C(#)	$10.96
Class C — Net assets	$14,117,867
Class C — Shares outstanding ($.01 par value)	1,288,423
Net asset value per share: Class E(#)	$11.07
Class E — Net assets	$56,210,217
Class E — Shares outstanding ($.01 par value)	5,075,548
Net asset value per share: Class S(#)	$11.11
Class S — Net assets	$ 2,078,045,883
Class S — Shares outstanding ($.01 par value)	186,984,654
Net asset value per share: Class Y(#)	$11.14
Class Y — Net assets	$ 1,067,613,549
Class Y — Shares outstanding ($.01 par value)	95,858,245
Amounts in thousands
(^) Foreign currency holdings - cost	$2,649
(*) Securities on loan included in investments	$81,451
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$264,628
(a) Cash Collateral for Futures	$38,200
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

198 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$66,168
Dividends from affiliated Russell funds	167
Interest	113
Securities lending income	1,444
Less foreign taxes withheld	(3,631)
Total investment income	64,261

Expenses
Advisory fees	28,129
Administrative fees	1,423
Custodian fees	729
Distribution fees - Class A	26
Distribution fees - Class C	99
Transfer agent fees - Class A	20
Transfer agent fees - Class C	27
Transfer agent fees - Class E	106
Transfer agent fees - Class S	3,640
Transfer agent fees - Class Y	47
Professional fees	159
Registration fees	101
Shareholder servicing fees - Class C	33
Shareholder servicing fees - Class E	133
Trustees’ fees	75
Printing fees	207
Miscellaneous	64
Expenses before reductions	35,018
Expense reductions	(—**)
Net expenses	35,018
Net investment income (loss)	29,243

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	183,644
Futures contracts	28,231
Foreign currency-related transactions	(8,357)
Net realized gain (loss)	203,518
Net change in unrealized appreciation (depreciation) on:
Investments	487,457
Futures contracts	670
Foreign currency-related transactions	(789)
Net change in unrealized appreciation (depreciation)	487,338
Net realized and unrealized gain (loss)	690,856
Net Increase (Decrease) in Net Assets from Operations	$720,099

** Less than $500

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 199

Russell Investment Company
Russell Global Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,243	$28,545
Net realized gain (loss)	203,518	70,226
Net change in unrealized appreciation (depreciation)	487,338	51,032
Net increase (decrease) in net assets from operations	720,099	149,803

Distributions
From net investment income
Class A	(73)	(58)
Class E	(403)	(309)
Class S	(17,023)	(12,540)
Class Y	(12,946)	(12,921)
Net decrease in net assets from distributions	(30,445)	(25,828)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(112,917)	(151,559)
Total Net Increase (Decrease) in Net Assets	576,737	(27,584)

Net Assets
Beginning of period	2,650,678	2,678,262
End of period	$3,227,415	$2,650,678
Undistributed (overdistributed) net investment income included in net assets	$17,914	$24,507

See accompanying notes which are an integral part of the financial statements.

200 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	241	$2,447	259	$2,148
Proceeds from reinvestment of distributions	8	72	7	54
Payments for shares redeemed	(323)	(3,147)	(307)	(2,592)
Net increase (decrease)	(74)	(628)	(41)	(390)
Class C
Proceeds from shares sold	282	2,788	214	1,806
Payments for shares redeemed	(355)	(3,526)	(580)	(4,922)
Net increase (decrease)	(73)	(738)	(366)	(3,116)
Class E
Proceeds from shares sold	988	9,849	1,133	9,527
Proceeds from reinvestment of distributions	42	380	36	291
Payments for shares redeemed	(1,338)	(13,533)	(1,467)	(12,752)
Net increase (decrease)	(308)	(3,304)	(298)	(2,934)
Class S
Proceeds from shares sold	51,046	511,971	51,805	440,383
Proceeds from reinvestment of distributions	1,826	16,653	1,506	12,065
Payments for shares redeemed	(40,908)	(410,880)	(43,778)	(373,536)
Net increase (decrease)	11,964	117,744	9,533	78,912
Class Y
Proceeds from shares sold	2,312	22,320	13,178	110,316
Proceeds from reinvestment of distributions	1,405	12,814	1,600	12,819
Payments for shares redeemed	(26,270)	(261,125)	(40,717)	(347,166)
Net increase (decrease)	(22,553)	(225,991)	(25,939)	(224,031)
Total increase (decrease)	(11,044)	$(112,917)	(17,111)	$(151,559)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 201

Russell Investment Company
Russell Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	8.76	.07	2.31	2.38	(.07)
October 31, 2012	8.37	.06	.38	.44	(.05)
October 31, 2011	8.41	.04	(.05)	(.01)	(.03)
October 31, 2010	7.29	.02	1.19	1.21	(.09)
October 31, 2009	6.07	.07	1.23	1.30	(.08)

Class C
October 31, 2013	8.66	(.01)	2.31	2.30	—
October 31, 2012	8.29	—(f)	.37	.37	—
October 31, 2011	8.37	(.03)	(.05)	(.08)	—
October 31, 2010	7.26	(.04)	1.18	1.14	(.03)
October 31, 2009	6.02	.04	1.21	1.25	(.01)

Class E
October 31, 2013	8.76	.07	2.31	2.38	(.07)
October 31, 2012	8.38	.06	.37	.43	(.05)
October 31, 2011	8.42	.04	(.06)	(.02)	(.02)
October 31, 2010	7.30	.02	1.18	1.20	(.08)
October 31, 2009	6.07	.08	1.22	1.30	(.07)

Class S
October 31, 2013	8.79	.09	2.33	2.42	(.10)
October 31, 2012	8.41	.08	.37	.45	(.07)
October 31, 2011	8.45	.06	(.06)	—	(.04)
October 31, 2010	7.32	.04	1.19	1.23	(.10)
October 31, 2009	6.09	.09	1.23	1.32	(.09)

Class Y
October 31, 2013	8.81	.11	2.33	2.44	(.11)
October 31, 2012	8.42	.10	.38	.48	(.09)
October 31, 2011	8.46	.08	(.07)	.01	(.05)
October 31, 2010	7.32	.05	1.20	1.25	(.11)
October 31, 2009	6.09	.11	1.21	1.32	(.09)

See accompanying notes which are an integral part of the financial statements.
202 Russell Global Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.07)	11.07	27.37	11,427	1.49	1.49	.67	82
(.05)	8.76	5.32	9,684	1.48	1.48	.72	107
(.03)	8.37	(.18)	9,598	1.50	1.50	.45	83
(.09)	8.41	16.66	7,732	1.49	1.49	.22	74
(.08)	7.29	21.82	4,612	1.52	1.52	1.15	127

—	10.96	26.56	14,118	2.24	2.24	(.08)	82
—	8.66	4.46	11,794	2.23	2.23	(.02)	107
—	8.29	(.96)	14,319	2.25	2.25	(.31)	83
(.03)	8.37	15.76	12,471	2.24	2.24	(.53)	74
(.01)	7.26	20.82	8,672	2.26	2.26	.61	127

(.07)	11.07	27.41	56,210	1.49	1.49	.67	82
(.05)	8.76	5.25	47,176	1.48	1.48	.71	107
(.02)	8.38	(.19)	47,601	1.50	1.50	.47	83
(.08)	8.42	16.59	36,042	1.49	1.49	.29	74
(.07)	7.30	21.77	14,492	1.51	1.51	1.28	127

(.10)	11.11	27.74	2,078,046	1.24	1.24	.92	82
(.07)	8.79	5.49	1,538,904	1.23	1.23	.97	107
(.04)	8.41	.01	1,391,111	1.25	1.25	.70	83
(.10)	8.45	16.92	1,080,410	1.24	1.24	.50	74
(.09)	7.32	22.07	426,936	1.26	1.26	1.53	127

(.11)	11.14	28.01	1,067,614	1.04	1.04	1.13	82
(.09)	8.81	5.79	1,043,120	1.05	1.05	1.18	107
(.05)	8.42	.13	1,215,633	1.07	1.07	.85	83
(.11)	8.46	17.06	1,296,377	1.06	1.06	.71	74
(.09)	7.32	22.35	507,772	1.09	1.09	1.81	127

See accompanying notes which are an integral part of the financial statements.
Russell Global Equity Fund 203

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Emerging Markets Fund - Class A‡			Russell Emerging Markets Fund - Class S
	Total			Total
	Return			Return
1 Year	1.16%		1 Year	7.64%
5 Years	14.50	%§	5 Years	16.18	%§
10 Years	11.86	%§	10 Years	12.81	%§

Russell Emerging Markets Fund - Class C			Russell Emerging Markets Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	6.55%		1 Year	7.80%
5 Years	15.03	%§	5 Years	16.39	%§
10 Years	11.69	%§	Inception*	12.91	%§

Russell Emerging Markets Fund - Class E			Russell Emerging Markets® Index Net **
	Total			Total
	Return			Return
1 Year	7.37%		1 Year	8.81%
5 Years	15.87	%§	5 Years	16.84	%§
10 Years	12.52	%§	10 Years	12.54	%§

204 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Emerging Markets Fund (the “Fund”) employs	positive territory, also added value. Asian markets in general
a multi-manager approach whereby portions of the Fund	performed well, with Taiwan, China and South Korea posting
are allocated to different money managers. Fund assets not	positive, double-digit returns. The Fund’s underweight to these
allocated to money managers are managed by Russell Investment	three markets offset some of the gains generated elsewhere.
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	The overweight to Turkey, which underperformed as political
may change the allocation of the Fund’s assets among money	unrests intensified in the summer and the currency weakened
managers at any time. An exemptive order from the Securities	amid increasing concerns over the country’s current account
and Exchange Commission (“SEC”) permits RIMCo to engage	deficit, also weighed on returns. Positive stock selection in
or terminate a money manager at any time, subject to approval	China, Thailand and India was the largest contributor to excess
by the Fund’s Board, without a shareholder vote. Pursuant to the	returns. The off-benchmark allocations to frontier markets such
terms of the exemptive order, the Fund is required to notify its	as Panama, Jordan and Nigeria was also beneficial as frontier
shareholders within 90 days of when a money manager begins	markets significantly outperformed emerging over the one year
providing services. As of October 31, 2013, the Fund had eight	period.
money managers.	From a sector perspective, the Fund’s overweight allocations to
What is the Fund’s investment objective?	technology and health care added value as these were some of
The Fund seeks to provide long term capital growth.	the best performing sectors over the reporting period. The Fund’s underweight to energy and materials & processing was also
How did the Fund perform relative to its benchmark for the	positive. Stock selection was the main driver of performance,
fiscal year ended October 31, 2013?	particularly within consumer staples and health care sectors.
For the fiscal year ended October 31, 2013, the Fund’s Class
A, Class C, Class E, Class S and Class Y Shares gained 7.36%,	How did the investment strategies and techniques employed
6.55%, 7.37%, 7.64% and 7.80%, respectively. This is compared	by the Fund and its money managers affect its benchmark
to the Fund’s benchmark, the Russell Emerging Markets Net	relative performance?
Index, which gained 8.81% during the same period. The Fund’s	AllianceBernstein L.P. (“Alliance”) underperformed the Fund’s
performance includes operating expenses, whereas index returns	benchmark for the fiscal year. The manager’s value focus was a
are unmanaged and do not include expenses of any kind.	headwind through most of the period. Unsuccessful stock selection
For the fiscal year ended October 31, 2013, the Lipper® Emerging	accounted for the majority of underperformance particularly in the financial services and utilities sectors. The overweights to
Markets Funds Average, a group of funds that Lipper considers	Indian banks such as Punjab National, Union and State Bank of
to have investment strategies similar to those of the Fund, gained	India detracted significant value. Paring back some losses was
7.86%. This result serves as a peer comparison and is expressed	effective stock selection in China, particularly the allocation to
net of operating expenses.	casino operator Melco Crown.
RIMCo may assign a money manager a specific style or	Arrowstreet Capital, Limited Partnership (“Arrowstreet”) was
capitalization benchmark other than the Fund’s index. However,	terminated in September, 2013 and outperformed the Fund’s
the Fund’s primary index remains the benchmark for the Fund	benchmark for the portion of the fiscal year in which it was a
and is representative of the aggregate of each money manager’s	manager in the Fund. Arrowstreet’s relative performance was
benchmark index.	driven by positive stock selection, particularly in Thailand and
How did the market conditions described in the Market	Mexico. Country allocation was also positive with an overweight
Summary report affect the Fund’s performance?	to Thailand and an underweight to India adding significant value.
The Fund underperformed its benchmark over the one year	The overweight to Turkey was a negative.
period. The Russell Emerging Markets Net Index gained 8.81%	Delaware Management Company (“Delaware”) outperformed the
over the fiscal year ended October 31, 2013. It was another	Fund’s benchmark for the fiscal year. Successful stock selection
volatile period in which macroeconomic, political and policy	was the main driver of relative performance particularly within
events frequently provided direction for emerging markets	South Korea and Brazil. The overweights to SK Telecom and
equities. It was a challenging year for Latin American markets as	KCC Corporation in Korea and to TIM Participacoes and BRF in
a decline in global commodities prices and currency weaknesses	Brazil added significant value. The overweight to Brazil and the
hampered a number of regional markets and, as a result, the	underweight to Taiwan detracted from performance.
Fund’s underweight to Chile and Peru added significant value	Genesis Asset Managers, LLP outperformed the Fund’s benchmark
to benchmark relative performance. The Fund’s overweight to	for the fiscal year. Stock selection was the key driver of relative
Mexico, which was the only market in the region to finish in	performance particularly in India and Thailand and within the

Russell Emerging Markets Fund 205

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

consumer staples sector. Stock selection within beverages sub-	stock selection also weighed on returns. Overweights to Thailand
industry was positive with the overweights to SABMiller and	and Turkey and underweights to China and Taiwan weighed on
Coca Cola Icecek adding significant value. Unfavorable country	returns. Ineffective stock selection in China, Taiwan and Brazil
allocation detracted from performance, notably the overweight to	also detracted. A position in Indonesian United Tractors detracted
India and the underweight to China.	the most. Stock selection in health care pared back some losses.
Harding Loevner LP (“Harding”) outperformed the Fund’s	RIMCo manages the portion of the Fund’s assets that RIMCo
benchmark for the fiscal year. The overweight to Mexico and the	determines not to allocate to the money managers. Assets not
off-benchmark allocations to frontier markets such as Panama,	allocated to managers include the Fund’s liquidity reserves and
Nigeria and Saudi Arabia were also beneficial as frontier markets	assets which may be managed directly by RIMCo to modify
significantly outperformed the Fund’s benchmark over the	the Fund’s overall portfolio characteristics to seek to achieve
period. Stock selection in Chile and Indonesia detracted, notably	the desired risk/return profile for the Fund. During the period,
overweights to Quimica y Minera and Semen Indonesia.	RIMCo used a basket of index futures contracts to equitize the
Numeric Investors LLC (“Numeric”) was hired in September,	Fund’s cash. At the beginning of 2013, RIMCo unequitized 2%
2013 and underperformed the Fund’s benchmark for the portion	of the Fund’s cash position to maintain the overall beta exposure
of the fiscal year in which it was a manager in the Fund. Country	(beta is a measure of a portfolio’s volatility and its sensitivity
allocation detracted with the overweight to China and a zero	to the direction of the market) of the Fund at close to neutral.
weight to Poland weighing on relative returns. Stock selection was	RIMCo reduced the level of unequitized cash in September
also negative particularly in Taiwan, India and China. The largest	2013 to 1%. Overall, unequitizing cash over the period was a
detractor was stock selection within the financial services sector.	positive contributor to the Fund’s relative performance. Over the
The overweights to Indonesian Surya Semesta Internusa and to	entire period, cash equitization had a positive impact on Fund
Airports of Thailand pared back some losses.	performance.
Principal Global Investors LLC (“Principal”) was terminated in	In December 2012, RIMCo began to manage an investment
December, 2012 and outperformed the Russell Emerging Markets	strategy designed to decrease the Fund’s benchmark relative
Mid Cap Index for the portion of the fiscal year in which it was	underweight to China and Taiwan through the use of futures
a manager in the Fund. Country allocation was positive with the	contracts. This strategy was subsequently liquidated in February
overweight to China and Taiwan adding significant value. Stock	2013 due to changes in market conditions and in the underlying
selection also added value in China, notably the allocations to	managers’ positioning. The strategy was additive to the Fund’s
China Wireless Technologies and China Railway Construction	performance.
Corporation. Stock selection in Brazil detracted from performance.	During the period, RIMCo marginally increased the Fund’s
UBS Global Asset Management (Americas) Inc. (“UBS”)	exposure to Alliance Bernstein, which had a negative effect on
outperformed the Fund’s benchmark for the fiscal year. Stock	the Fund’s benchmark relative performance.
selection within China, Turkey and Mexico added the most	During the period, the Fund used derivatives, including country
to benchmark relative returns. The stocks that contributed the	index futures, swaps and currency forwards, to manage country
most included Melco Crown, Turkish Airlines and Cemex Sab.	and currency exposure as a substitute for holding securities
An overweight allocation to consumer discretionary was also	directly and to facilitate the implementation of its investment
beneficial. Offsetting larger gains was ineffective stock selection	strategy. In addition, the Fund used forward currency contracts to
in South Korea and an overweight to Indonesia.	hedge against adverse currency exchange rate changes. The use of
Victoria 1522 Investments, LP (“Victoria”) outperformed the	these derivatives did not have a material impact on performance.
Fund’s benchmark for the fiscal year. Country allocation added	Describe any changes to the Fund’s structure or the money
significant value, notably an overweight to Thailand and Turkey	manager line-up.
and an off-benchmark allocation to frontier markets such	In December, 2012, RIMCo terminated Principal Global Investors
as Panama, Qatar and Georgia. Stock selection was positive	LLC as a money manager for the Fund due to changes in the
particularly in India. An overweight to Tata Consultancy and	money manager’s portfolio management team.
Sunny Optical were among the top contributors to relative returns.
In December, 2012, RIMCo implemented the strategy discussed
Westwood Management Corp (“Westwood”) was hired in April,	above. This strategy was removed in February 2013.
2013 and underperformed the Russell Emerging Markets SMID
Extended Net Index for the portion of the fiscal year in which it was	In April, 2013, RIMCo hired Westwood Management Corp as a
a manager in the Fund. An underweight to the cheapest stocks by	money manager for the Fund to provide the Fund with increased
price to book detracted significant value. Country allocation and	small and mid cap exposure.

206 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

In September, 2013, RIMCo’s contract with Arrowstreet Capital,
Limited Partnership as a money manager for the Fund was
terminated and RIMCo hired Numeric Investors LLC as a money		The views expressed in this report reflect those of the
manager for the Fund to replace Arrowstreet.		portfolio managers only through the end of the period
covered by the report. These views do not necessarily
Money Managers as of October 31,		represent the views of RIMCo or any other person in RIMCo
2013	Styles	or any other affiliated organization. These views are subject
AllianceBernstein L.P.	Value	to change at any time based upon market conditions or
Delaware Management Company	Value	other events, and RIMCo disclaims any responsibility to
Genesis Asset Managers, LLP	Market Oriented	update the views contained herein. These views should not
Harding Loevner LP	Market Oriented	be relied on as investment advice and, because investment
Numeric Investors LLC	Market Oriented
Victoria 1522 Investments, LP	Market Oriented	decisions for a Russell Investment Company (“RIC”) Fund
Westwood Management Corp	Market Oriented	are based on numerous factors, should not be relied on as
UBS Global Asset Management (Americas)	Growth	an indication of investment decisions of any RIC Fund.
Inc.

* Assumes initial investment on November 1, 2003.

** The Russell Emerging Markets® Index Net is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares.
The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Emerging Markets Fund 207

Russell Investment Company
Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,001.10	$1,016.43
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$8.78	$8.84

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.74%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$997.80	$1,012.65
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$12.54	$12.63
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.49%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,001.10	$1,016.43
	Expenses Paid During Period*	$8.78	$8.84

* Expenses are equal to the Fund's annualized expense ratio of 1.74%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

208 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,002.10	$1,017.64
Expenses Paid During Period*	$7.57	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,003.10	$1,018.70
Expenses Paid During Period*	$6.51	$6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.29%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Emerging Markets Fund 209

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 89.8%			Even Construtora e Incorporadora SA	793,700	2,958
			Fibria Celulose SA - ADR(Æ)(Ñ)	543,900	7,098
Argentina - 0.1%			Gafisa SA - ADR(Æ)	380,400	1,023
YPF SA - ADR	54,900	1,145	Gerdau SA - ADR	189,100	1,500
			Gol Linhas Aereas Inteligentes SA -
Austria - 0.1%			ADR(Æ)(Ñ)	381,700	1,973
Vienna Insurance Group AG	24,459	1,296	Grendene SA	375,102	3,399
			Grupo BTG Pactual	94,887	1,269
Bermuda - 1.2%			Hypermarcas SA	656,800	5,732
			Iochpe-Maxion SA	37,900	463
Asian Citrus Holdings, Ltd.	952,000	360	Itau Unibanco Holding SA - ADR	494,004	7,613
Brilliance China Automotive Holdings,			JBS SA	1,357,200	4,877
Ltd.	4,912,000	8,591	Light SA	277,800	2,448
China Foods, Ltd.(Æ)(Ñ)	763,732	347	Lojas Renner SA	100,349	3,024
Cosan, Ltd. Class A	47,300	745	M Dias Branco SA(Æ)	7,300	342
Credicorp, Ltd.	34,200	4,672	Natura Cosmeticos SA	68,300	1,366
First Pacific Co., Ltd.	1,597,300	1,817	Paranapanema SA(Æ)	165,000	353
Hopson Development Holdings, Ltd.(Æ)	408,000	502	Petroleo Brasileiro SA - ADR(Æ)(Ñ)	1,477,199	26,193
Huabao International Holdings, Ltd.	3,849,000	1,688	Porto Seguro SA	314,900	3,957
Kosmos Energy, Ltd.(Æ)	43,662	465	Rossi Residencial SA(Æ)	1,224,677	1,509
Nine Dragons Paper Holdings, Ltd.	807,000	666	Santos Brasil Participacoes SA	93,100	903
Sihuan Pharmaceutical Holdings Group,			Sao Martinho SA	56,100	791
Ltd.	537,000	400	Telefonica Brasil SA - ADR(Ñ)	97,170	2,155
SmarTone Telecommunications			Tim Participacoes SA - ADR	342,300	8,701
Holdings, Ltd.	1,037,000	1,367	Tractebel Energia SA	97,001	1,650
TPV Technology, Ltd.(Æ)	996,000	211	Ultrapar Participacoes SA	121,892	3,248
VTech Holdings, Ltd.	114,200	1,639	Vale SA Class B - ADR(Ñ)	1,183,875	18,447
Yue Yuen Industrial Holdings, Ltd.	910,000	2,500			219,184
		25,970

Brazil - 10.1%			Canada - 0.4%
			First Quantum Minerals, Ltd.(Æ)	435,880	8,269
AES Tiete SA	118,600	1,048	Torex Gold Resources, Inc.(Æ)	310,705	346
ALL - America Latina Logistica SA	1,238,723	4,435
B2W Cia Digital(Æ)	300,353	2,246			8,615
Banco Bradesco SA - ADR(Æ)(Ñ)	529,990	7,642
Banco Bradesco SA(Æ)	7,700	123	Cayman Islands - 8.2%
Banco do Brasil SA	1,507,000	20,013	51job, Inc. - ADR(Æ)(Ñ)	67,194	5,147
Banco Santander Brasil SA - ADR(Æ)			AAC Technologies Holdings, Inc.	231,404	1,022
(Ñ)	1,545,320	10,709	Airtac International Group	116,000	841
Banco Santander Brasil SA	321,692	2,204	ANTA Sports Products, Ltd.	1,462,000	2,097
BM&FBovespa SA	675,300	3,807	Anxin-China Holdings, Ltd.	2,032,000	658
BR Malls Participacoes SA	189,800	1,839	Asia Cement China Holdings Corp.	458,000	251
Braskem SA - ADR(Æ)(Ñ)	218,738	3,856	ASM Pacific Technology, Ltd.	808,298	7,793
BRF SA - ADR(Ñ)	272,300	6,380	Baidu, Inc. - ADR(Æ)	134,709	21,675
BRF SA	254,000	5,964	Belle International Holdings, Ltd. Class
Brookfield Incorporacoes SA(Æ)	827,152	521	A	443,000	625
CCR SA	121,956	1,014	Chaowei Power Holdings, Ltd.	1,048,000	448
Centrais Eletricas Brasileiras SA(Æ)	433,500	1,374	China Forestry Holdings Co., Ltd.(Æ)	871,100	—
Cia Brasileira de Distribuicao Grupo Pao			China Mengniu Dairy Co., Ltd.	1,575,000	6,927
de Acucar - ADR(Ñ)	151,400	7,634	China Metal Recycling Holdings, Ltd.
Cia de Bebidas das Americas - ADR	203,900	7,585	(Æ)	335,400	408
Cia de Bebidas das Americas	91,800	3,420	China Resources Cement Holdings, Ltd.	226,847	152
Cia de Saneamento Basico do Estado de			China Sanjiang Fine Chemicals Co.,
Sao Paulo(Æ)	263,440	2,792	Ltd.(Æ)	881,000	390
Cia de Saneamento de Minas			China Wireless Technologies, Ltd.	3,820,000	1,429
Gerais-COPASA(Æ)	190,000	3,069	CIFI Holdings Group Co., Ltd.	978,000	191
Cia Energetica de Minas Gerais - ADR	106,000	951	CIMC Enric Holdings, Ltd.	1,452,000	2,045
Cia Paranaense de Energia - ADR	153,400	2,129	Country Garden Holdings Co., Ltd.	9,429,000	6,446
Cielo SA	121,500	3,688	Ctrip.com International, Ltd. - ADR(Æ)
Duratex SA(Æ)	280,500	1,749	(Ñ)	60,000	3,255

See accompanying notes which are an integral part of the financial statements.

210 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Daphne International Holdings, Ltd.(Ñ)	3,422,000	1,783	China - 5.9%
ENN Energy Holdings, Ltd.	200,000	1,185	Anhui Conch Cement Co., Ltd. Class
Eurasia Drilling Co., Ltd. - GDR	35,447	1,501	H(Ñ)	750,887	2,620
Evergrande Real Estate Group, Ltd.(Ñ)	11,713,000	4,940	Anhui Conch Cement Co., Ltd. Class A	366,346	928
Ginko International Co., Ltd.	103,000	1,967	Bank of China, Ltd. Class H	11,184,000	5,236
Golden Eagle Retail Group, Ltd.(Ñ)	1,227,079	1,842	Beijing Yanjing Brewery Co., Ltd. Class
Greentown China Holdings, Ltd.	1,039,500	2,019	A	1,495,536	1,708
Hengan International Group Co., Ltd.	267,800	3,280	China BlueChemical, Ltd.	3,372,129	2,166
Himax Technologies, Inc. - ADR(Ñ)	111,100	1,077	China CITIC Bank Corp., Ltd. Class H	4,384,000	2,460
HOSA International, Ltd.	222,000	83	China Construction Bank Corp. Class H	32,753,820	25,432
Ju Teng International Holdings, Ltd.	2,413,000	1,755	China Life Insurance Co., Ltd. Class H	428,000	1,137
Kaisa Group Holdings, Ltd.(Æ)	6,476,000	1,971	China Merchants Bank Co., Ltd. Class H	2,001,967	3,977
Kingboard Chemical Holdings, Ltd.	648,000	1,705	China Minsheng Banking Corp., Ltd.
KWG Property Holding, Ltd.	6,382,900	4,133	Class H	484,500	556
Li Ning Co., Ltd.(Æ)(Ñ)	1,458,405	1,336	China National Building Material Co.,
Longfor Properties Co., Ltd.	1,048,552	1,710	Ltd. Class H(Ñ)	3,942,000	3,854
Melco Crown Entertainment, Ltd. -			China Overseas Land & Investment, Ltd.	5,066,667	15,684
ADR(Æ)(Ñ)	318,880	10,574	China Petroleum & Chemical Corp.
MGM China Holdings, Ltd.	746,400	2,571	Class H	6,992,750	5,709
Mindray Medical International, Ltd.			China Railway Construction Corp., Ltd.
- ADR(Ñ)	25,666	965	Class H	690,500	757
Minth Group, Ltd.	686,000	1,437	China Telecom Corp., Ltd. Class H	10,794,000	5,639
Mongolian Mining Corp.(Æ)(Ñ)	1,972,552	323	Chongqing Changan Automobile Co.,
NagaCorp, Ltd.	2,232,000	2,061	Ltd. Class B	912,962	1,684
NetEase, Inc. - ADR(Ñ)	21,587	1,457	Chongqing Rural Commercial Bank
Pacific Textiles Holdings, Ltd.	1,012,000	1,389	Class H	1,246,000	628
Parkson Retail Group, Ltd.(Ñ)	1,567,308	538	Great Wall Motor Co., Ltd. Class H	318,000	1,868
Real Gold Mining, Ltd.(Æ)	463,232	—	Industrial & Commercial Bank of China,
Sands China, Ltd.	2,060,700	14,645	Ltd. Class H	26,521,000	18,575
Shenzhou International Group Holdings,			Jiangsu Expressway Co., Ltd. Class H	1,724,000	2,170
Ltd.	910,000	3,134	PetroChina Co., Ltd. - ADR(Ñ)	18,500	2,096
Shimao Property Holdings, Ltd.	2,524,500	6,356	Ping An Insurance Group Co. of China,
SINA Corp.(Æ)	48,200	4,028	Ltd. Class H	348,000	2,740
Sunny Optical Technology Group Co.,			Shanghai Mechanical and Electrical
Ltd.(Ñ)	1,050,000	1,017	Industry Co., Ltd. Class B	290,000	426
Tencent Holdings, Ltd.	194,638	10,624	Shanghai Pharmaceuticals Holding Co.,
Texhong Textile Group, Ltd.	354,000	621	Ltd. Class H	1,208,100	2,490
Tingyi Cayman Islands Holding Corp.	1,812,000	5,118	Sinotrans, Ltd. Class H(Æ)	3,399,000	837
Vipshop Holdings, Ltd. - ADR(Æ)	31,500	2,171	Tsingtao Brewery Co., Ltd. Class H	760,000	6,225
Want Want China Holdings, Ltd.	1,279,000	1,966	Weiqiao Textile Co. Class H	1,217,500	741
Wasion Group Holdings, Ltd.	570,000	357	Wumart Stores, Inc. Class H	2,255,669	3,765
WuXi PharmaTech Cayman, Inc.			Zoomlion Heavy Industry Science and
- ADR(Æ)	85,103	2,489	Technology Co., Ltd.(Ñ)	2,442,925	2,253
Xingda International Holdings, Ltd.	2,435,000	1,479	ZTE Corp. Class H(Æ)(Ñ)	1,638,400	3,571
Xinyi Glass Holdings, Ltd.	6,324,000	6,265
Yeong Guan Energy Technology Group					127,932
Co., Ltd.	335,000	1,035
Yuzhou Properties Co., Ltd.	1,719,000	421	Colombia - 0.3%
		177,128	Almacenes Exito SA	119,635	2,004
			Bancolombia SA	114,038	1,573
Chile - 0.3%			Bancolombia SA - ADR(Ñ)	9,685	544
			Ecopetrol SA - ADR(Ñ)	56,400	2,671
Cia Cervecerias Unidas SA - ADR	126,067	1,691
Embotelladora Andina SA - ADR	35,449	1,179			6,792
Entel Chile SA	96,484	1,485
Sociedad Quimica y Minera de Chile			Cyprus - 0.1%
SA - ADR	81,600	2,253	Global Ports Investments PLC - GDR(Þ)	32,776	459
		6,608	Global Ports Investments PLC - GDR	24,438	342
			QIWI PLC - ADR	6,026	244
					1,045

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 211

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Czech Republic - 0.3%			Kotak Mahindra Bank, Ltd.(Å)	343,750	4,209
Komercni Banka AS	30,116	7,477	Lupin, Ltd.	195,837	2,829
			Mahindra & Mahindra, Ltd.	116,902	1,689

Hong Kong - 3.3%			Maruti Suzuki India, Ltd.	285,044	7,589
			MindTree, Ltd.	32,969	743
AIA Group, Ltd.	1,730,400	8,783	MRF, Ltd.	1,040	267
BYD Electronic International Co., Ltd.			Oil & Natural Gas Corp., Ltd.	596,269	2,850
(Æ)	2,081,500	975	Power Finance Corp., Ltd.	294,902	645
China Merchants Holdings International			Punjab National Bank	221,273	1,960
Co., Ltd.	1,554,156	5,513	Reliance Industries, Ltd. - GDR(Þ)	611,759	18,273
China Mobile, Ltd.	426,551	4,478	Rural Electrification Corp., Ltd.	148,079	468
China Mobile, Ltd. - ADR(Ñ)	317,236	16,503	Sun Pharmaceutical Industries, Ltd.	327,699	3,246
China Power International Development,			Tata Chemicals, Ltd.	292,056	1,273
Ltd.	1,872,000	734	Tata Consultancy Services, Ltd.	357,179	12,275
China Resources Enterprise, Ltd.	1,372,480	4,859	Tata Global Beverages, Ltd.	986,270	2,632
China Resources Power Holdings Co.,			Tata Motors, Ltd. Class A	1,013,070	3,191
Ltd.	672,000	1,759	Tata Motors, Ltd.	548,000	3,399
China South City Holdings, Ltd.	4,914,000	1,527	Tata Motors, Ltd. - ADR	70,200	2,199
China Unicom Hong Kong, Ltd.	1,258,000	1,986	UCO Bank	604,841	711
China Unicom Hong Kong, Ltd.			Ultratech Cement, Ltd.	56,984	1,824
- ADR(Ñ)	192,500	3,003	Union Bank of India	848,690	1,706
CNOOC, Ltd.	577,000	1,185	United Phosphorus, Ltd.	911,938	2,441
CNOOC, Ltd. - ADR	58,486	11,832	United Spirits, Ltd.	70,495	2,953
Dah Chong Hong Holdings, Ltd.(Ñ)	3,270,000	2,775	Wipro, Ltd. - ADR	181,700	2,017
Guangdong Investment, Ltd.	2,218,000	1,908	Wockhardt, Ltd.(Æ)	75,432	546
Lenovo Group, Ltd.	1,046,200	1,120	Zee Entertainment Enterprises, Ltd.	500,027	2,165
SinoMedia Holding, Ltd.	1,125,000	1,048			128,373
Travelsky Technology, Ltd. Class H	1,189,000	1,017

		71,005	Indonesia - 1.7%

Hungary - 0.5%			Adaro Energy Tbk PT	5,117,000	463
			Astra International Tbk PT	3,636,500	2,145
MOL Hungarian Oil & Gas PLC	35,837	2,453	Bank Mandiri Persero Tbk PT	3,765,500	2,873
MOL Hungarian Oil & Gas PLC - ADR	4,213	144	Bank Negara Indonesia Persero Tbk PT	3,878,900	1,652
Richter Gedeon Nyrt	478,383	9,096	Bank Rakyat Indonesia Persero Tbk PT	8,500,500	5,957
		11,693	Bank Tabungan Pensiunan Nasional Tbk
			PT(Æ)	328,000	127
India - 5.9%			Energi Mega Persada Tbk PT(Æ)	50,144,000	356
Ambuja Cements, Ltd.	1,821,679	5,583	Harum Energy Tbk PT	1,455,500	407
Axis Bank, Ltd.	266,216	5,297	Indocement Tunggal Prakarsa Tbk PT	1,365,071	2,531
Bajaj Auto, Ltd.	92,802	3,216	Lippo Cikarang Tbk PT(Æ)	304,000	182
Bank of Baroda	331,436	3,467	Malindo Feedmill Tbk PT	5,166,500	1,547
Bank of India	178,660	610	Media Nusantara Citra Tbk PT	7,692,639	1,706
Cairn India, Ltd.	412,894	2,124	Modernland Realty Tbk PT(Æ)	7,595,500	546
Canara Bank	75,942	319	Ramayana Lestari Sentosa Tbk PT	4,222,992	461
Corp. Bank	45,129	210	Semen Indonesia Persero Tbk PT	3,885,025	4,946
Dabur India, Ltd. Class A	1,380,214	4,012	Surya Semesta Internusa Tbk PT	17,908,000	1,271
HCL Technologies, Ltd.	221,904	3,955	Tambang Batubara Bukit Asam Persero
Hero MotoCorp, Ltd.	25,658	868	Tbk PT	1,845,500	1,989
Hexaware Technologies, Ltd.	417,931	904	Telekomunikasi Indonesia Persero Tbk
Hindustan Zinc, Ltd.	234,565	510	PT	10,413,000	2,171
Housing Development & Infrastructure,			Telekomunikasi Indonesia Persero Tbk
Ltd.(Æ)	153,856	107	PT - ADR	42,600	1,736
ICICI Bank, Ltd.	133,918	2,443	United Tractors Tbk PT	2,330,790	3,618
ICICI Bank, Ltd. - ADR	62,200	2,321			36,684
Idea Cellular, Ltd.	79,558	224
Indiabulls Real Estate, Ltd.	433,466	442	Ireland - 0.1%
Infosys, Ltd. - ADR(Ñ)	90,163	4,784	Dragon Oil PLC	275,505	2,602
Infosys, Ltd.	35,364	1,905
Jammu & Kashmir Bank, Ltd.	33,860	718
Kaveri Seed Co., Ltd.	9,827	254

See accompanying notes which are an integral part of the financial statements.

212 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Isle of Man - 0.1%			Desarrolladora Homex SAB de CV -
Zhaikmunai, LP - GDR	148,140	1,926	ADR(Æ)(Ñ)	125,800	166
			Empresas ICA SAB de CV - ADR(Æ)(Ñ)	219,000	1,667

Israel - 0.3%			Fomento Economico Mexicano SAB de
			CV - ADR	128,200	11,961
Israel Chemicals, Ltd.	312,393	2,585	Genomma Lab Internacional SAB de CV
Teva Pharmaceutical Industries, Ltd.			Class B(Æ)	814,200	2,170
- ADR	85,300	3,164	Gruma SAB de CV Class B(Æ)	445,450	3,053
		5,749	Grupo Aeroportuario del Sureste SAB de
			CV - ADR(Ñ)	28,900	3,439
Jersey - 0.2%			Grupo Bimbo SAB de CV	583,600	1,961
Randgold Resources, Ltd.	30,040	2,235	Grupo Carso SAB de CV	111,921	602
West China Cement, Ltd.	8,225,485	1,231	Grupo Financiero Banorte SAB de CV
		3,466	Class O	1,525,187	9,735
			Grupo Financiero Inbursa SAB de CV
			Class O	710,054	1,829
Kazakhstan - 0.1%			Grupo Televisa SAB - ADR	339,000	10,319
KazMunaiGas Exploration Production			Infraestructura Energetica Nova SAB
JSC - GDR	118,850	1,687	de CV	336,100	1,326
			Kimberly-Clark de Mexico SAB de CV
Kuwait - 0.0%			Class A	398,873	1,213
Mobile Telecommunications Co. KSC	270,000	679	Megacable Holdings SAB de CV	344,903	1,161
			Mexichem SAB de CV	236,900	989

Luxembourg - 1.2%			Wal-Mart de Mexico SAB de CV	878,272	2,283
Kernel Holding SA(Æ)	128,246	1,727			81,259
MHP SA - GDR	115,207	1,826
O'Key Group SA - GDR	15,666	186	Netherlands - 0.2%
SHS Genesis Smaller Co.	104,729	14,730	OCI(Æ)	84,010	3,230
Tenaris SA - ADR(Ñ)	99,200	4,644	X5 Retail Group NV - GDR(Æ)	25,297	410
Ternium SA - ADR	144,246	3,762			3,640
		26,875
			Nigeria - 0.7%
Malaysia - 1.3%			Afriland Properties PLC(Æ)	591,612	8
Axiata Group BHD	2,219,700	4,833	FBN Holdings PLC	7,869,501	803
British American Tobacco Malaysia			FCMB Group PLC(Æ)	15,631,592	352
BHD	100,700	2,026	Guaranty Trust Bank PLC	22,829,120	3,637
CIMB Group Holdings BHD	722,116	1,709	Guaranty Trust Bank PLC - GDR	245,944	1,918
Dayang Enterprise Holdings BHD	458,600	796	Nigerian Breweries PLC	1,893,391	2,087
Gamuda BHD	1,027,300	1,585	United Bank for Africa PLC Class A	19,523,214	962
IJM Corp. BHD	1,138,600	2,093	Zenith Bank PLC	42,555,604	5,772
Inari Amertron BHD	918,600	396			15,539
Kossan Rubber Industries	29,300	59
KSL Holdings BHD(Æ)	374,500	245	Pakistan - 0.1%
Lafarge Malayan Cement BHD(Æ)	205,941	651	Lucky Cement, Ltd.	641,500	1,513
Malayan Banking BHD	1,259,200	3,895	Nishat Mills, Ltd.	301,600	261
Petronas Chemicals Group BHD	663,600	1,495
Petronas Dagangan BHD	267,400	2,593			1,774
Puncak Niaga Holdings BHD	255,400	274
Sapurakencana Petroleum BHD(Æ)	1,749,900	2,218	Panama - 0.4%
UEM Sunrise BHD	4,292,900	3,183	Copa Holdings Class A	57,601	8,614
Westports Holdings BHD(Æ)	346,846	283
		28,334	Philippines - 0.6%
			Alliance Global Group, Inc.	8,667,100	5,285
Mexico - 3.7%			Metropolitan Bank & Trust - ADR	2,028,488	4,178
Alfa SAB de CV Class A	1,793,740	4,919	SM Investments Corp.	112,888	2,237
America Movil SAB de CV - ADR	545,627	11,682	Universal Robina Corp.	496,900	1,466
Cemex SAB de CV - ADR(Æ)(Ñ)	779,844	8,251			13,166
Coca-Cola Femsa SAB de CV - ADR(Ñ)	14,300	1,738
Corp. Moctezuma SAB de CV	255,663	795

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 213

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Poland - 0.5%			MTN Group, Ltd.	211,154	4,197
Alior Bank SA(Æ)(Ñ)	22,717	575	Nampak, Ltd.	330,000	1,091
Bank Pekao SA	55,307	3,465	Naspers, Ltd. Class N	91,471	8,556
KGHM Polska Miedz SA(Ñ)	124,000	5,014	Netcare, Ltd. Class H	92,938	231
Polski Koncern Naftowy Orlen S.A.	104,462	1,475	Pick n Pay Stores, Ltd.	233,583	1,104
			Pick'n Pay Holdings, Ltd.	38,790	79
		10,529	Remgro, Ltd.	141,478	2,881
			Reunert, Ltd.	169,908	1,193
Qatar - 0.2%			Sappi, Ltd. - ADR(Æ)	563,133	1,658
Industries Qatar QSC	28,196	1,235	Sasol, Ltd. - ADR(Ñ)	121,000	6,173
Ooredoo QSC	21,312	814	Shoprite Holdings, Ltd. - ADR	105,680	1,935
Qatar National Bank SAQ	56,300	2,568	Standard Bank Group, Ltd.	825,692	10,489
		4,617	Steinhoff International Holdings, Ltd.	31,558	122
			Super Group, Ltd.(Æ)	251,805	617
Russia - 6.2%			Telkom SA SOC, Ltd.(Æ)	777,690	2,034
Alrosa AO	2,573,719	2,986	Vodacom Group, Ltd. - ADR	441,277	5,055
Gazprom OAO - ADR	3,546,355	33,139	Woolworths Holdings, Ltd.	234,466	1,763
LSR Group - GDR	150,598	618			97,750
LSR Group	6,272	114
Lukoil OAO - ADR	555,636	36,403	South Korea - 13.4%
MegaFon OAO - GDR	101,464	3,683	Amorepacific Corp.	272	223
MMC Norilsk Nickel OJSC - ADR	177,480	2,687	Asia Paper Manufacturing Co., Ltd.	5,070	103
Mobile Telesystems OJSC - ADR	311,000	7,091	AtlasBX Co., Ltd.	1,710	60
Moscow Exchange MICEX-RTS OAO	766,980	1,464	Bixolon Co., Ltd.	12,912	173
NovaTek OAO - GDR	47,186	6,630	BS Financial Group, Inc.	105,650	1,698
Novolipetsk Steel OJSC - GDR	288,939	4,929	Chemtronics Co., Ltd.	2,692	62
Raspadskaya OAO(Æ)	297,534	285	Coway Co., Ltd.	28,618	1,635
Rosneft OAO - GDR(Æ)	467,785	3,693	Daeduck GDS Co., Ltd.	13,570	249
Sberbank of Russia	4,885,492	15,651	Daum Communications Corp.	8,121	678
Sberbank of Russia - ADR	813,458	10,388	DGB Financial Group, Inc.	223,780	3,586
Sberbank of Russia - GDR(Æ)(Þ)	70,184	899	Digital Optics Co., Ltd.	11,281	189
Sistema JSFC - GDR	64,923	1,740	DK UIL Co., Ltd.	14,028	123
Surgutneftegas OAO - ADR	119,300	1,055	Doosan Infracore Co., Ltd.(Æ)	162,790	2,333
Tatneft OAO - ADR	8,790	361	Halla Visteon Climate Control Corp.	79,920	2,991
		133,816	Hana Financial Group, Inc.	1,630	63
			Hankook Tire Co., Ltd.	181,626	10,667
Singapore - 0.1%			Hankook Tire Worldwide Co., Ltd.	66,380	1,636
Keppel Land, Ltd.	571,757	1,708	Hanshin Construction	30,250	319
			Hansol Paper Co.	33,030	383
			Hyosung Corp.	45,730	3,087
South Africa - 4.5%			Hyundai Motor Co.	76,090	18,148
African Bank Investments, Ltd.	400,438	678	Hyundai Securities Co., Ltd.	152,120	965
Anglo American Platinum, Ltd.(Æ)	23,843	965	Industrial Bank of Korea	73,630	850
AngloGold Ashanti, Ltd. - ADR	43,300	654	IsuPetasys Co., Ltd.	171,340	1,139
ArcelorMittal South Africa, Ltd. Class			JB Financial Group Co., Ltd.(Æ)	102,360	701
H(Æ)	279,244	1,100	KB Financial Group, Inc. - ADR	166,700	6,470
Aspen Pharmacare Holdings, Ltd.	413,928	11,523	KB Financial Group, Inc.	75,099	2,974
Aveng, Ltd.(Æ)	556,059	1,634	KC Green Holdings Co., Ltd.	36,780	362
AVI, Ltd.	616,103	3,621	KCC Corp.	16,805	6,741
Bidvest Group, Ltd.(Æ)	343,708	9,166	Kia Motors Corp.	244,718	14,234
Capitec Bank Holdings, Ltd.	22,683	484	KMW Co., Ltd.(Æ)	12,672	238
Discovery Holdings, Ltd.	424,673	3,596	Korea District Heating Corp.	984	92
FirstRand, Ltd.	1,311,954	4,705	Korea Electric Power Corp. - ADR	189,200	2,505
Foschini Group, Ltd. (The)	133,376	1,536	Korea Electric Power Corp.(Æ)	74,983	2,004
Impala Platinum Holdings, Ltd.	163,759	1,990	Korea Kolmar Co., Ltd.	79,720	1,721
Liberty Holdings, Ltd.	19,901	246	Korea Real Estate Investment Trust
Life Healthcare Group Holdings, Ltd.	479,038	1,956	Co.(Æ)	165,423	264
Massmart Holdings, Ltd.	79,739	1,279	Korea Zinc Co., Ltd.	2,760	807
MMI Holdings, Ltd.	685,915	1,684	KT Corp. - ADR	236,300	3,918
Mr Price Group, Ltd.	111,358	1,755

See accompanying notes which are an integral part of the financial statements.

214 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
KTB Investment & Securities Co., Ltd.			Highwealth Construction Corp.	963,000	2,078
(Æ)	37,510	84	Hiwin Technologies Corp.	577,782	4,563
Ktis Corp.	85,500	326	Hon Hai Precision Industry Co., Ltd.	2,632,273	6,675
LG Chem, Ltd.	20,814	5,877	Hung Sheng Construction Co., Ltd.	1,227,000	1,048
LG Display Co., Ltd.(Æ)	268,960	6,326	Innolux Corp.(Æ)	6,139,000	2,434
LG Display Co., Ltd. - ADR(Ñ)	180,300	2,109	Inotera Memories, Inc.(Æ)	3,211,000	2,071
LG Electronics, Inc. Class H	43,477	2,787	Inventec Corp.	5,002,000	4,478
LG Hausys, Ltd.	10,152	1,230	King Yuan Electronics Co., Ltd.	3,718,000	2,588
LG International Corp.	59,100	1,660	Kinsus Interconnect Technology Corp.	666,000	2,380
Lotte Chilsung Beverage Co., Ltd.	3,480	5,167	Largan Precision Co., Ltd.	129,000	4,391
Lotte Confectionery Co., Ltd.	2,323	3,984	Lite-On Technology Corp.	2,750,889	4,813
MegaStudy Co., Ltd.	3,230	226	MediaTek, Inc.	956,022	13,081
NAVER Corp.	3,830	2,156	Namchow Chemical Industrial, Ltd.	364,000	614
POSCO - ADR	25,300	1,884	President Chain Store Corp.	1,003,000	7,306
PSK, Inc.(Æ)	20,402	194	Richtek Technology Corp.	81,706	368
Samchully Co., Ltd.	5,094	629	Shin Kong Financial Holding Co., Ltd.	6,575,000	2,283
Samsung Electronics Co., Ltd.	46,379	64,054	Siliconware Precision Industries Co.	220,000	267
Samsung Electronics Co., Ltd. - GDR	43,858	27,552	SinoPac Financial Holdings Co., Ltd.	1,953,000	964
Samsung Engineering Co., Ltd.	29,337	2,066	Taishin Financial Holding Co., Ltd.	6,968,000	3,522
Samsung Fire & Marine Insurance Co.,			Taiwan Cement Corp.	89,000	130
Ltd.	47,562	11,120	Taiwan Semiconductor Manufacturing
Samsung Heavy Industries Co., Ltd.	36,910	1,355	Co., Ltd.	8,022,133	29,899
Samsung Life Insurance Co., Ltd.	44,053	4,340	Taiwan Semiconductor Manufacturing
Seoul Semiconductor Co., Ltd.(Ñ)	107,032	4,460	Co., Ltd. - ADR	571,800	10,527
Shinhan Financial Group Co., Ltd.	148,179	6,475	Tong Yang Industry Co., Ltd.	1,316,650	2,048
Shinsegae Co., Ltd.	8,697	2,193	Tripod Technology Corp.	848,000	1,677
SK Holdings Co., Ltd.	9,046	1,642	TSRC Corp.	1,010,000	1,867
SK Hynix, Inc.(Æ)	424,670	12,791	Uni-President Enterprises Corp.	1,812,695	3,455
SK Telecom Co., Ltd. - ADR(Ñ)	521,700	12,771	United Microelectronics Corp.	4,621,000	1,958
SK Telecom Co., Ltd.	15,040	3,219	Vanguard International Semiconductor
Ssangyong Motor Co.(Æ)	111,390	878	Corp.	53,000	57
Sung Kwang Bend Co., Ltd.	53,111	1,454	Yageo Corp.(Æ)	3,452,500	1,174
Sungshin Cement Co., Ltd.(Æ)	55,930	295			142,752
Winix, Inc.	18,241	231
Woojeon & Handan Co., Ltd.	111,163	1,053	Thailand - 3.3%
Woori Finance Holdings Co., Ltd.	269,610	3,203
			Airports of Thailand PCL	523,400	3,565
		290,182	Bangkok Bank PCL	1,115,900	7,386
			Bangkokland PCL(Æ)	2,075,600	115
Spain - 0.1%			Bank of Ayudhya PCL(Å)	1,646,590	2,024
Banco Santander SA - ADR	109,500	2,689	Banpu PCL	525,000	489
			BEC World PCL	939,800	1,759
Switzerland - 0.1%			Big C Supercenter PCL	281,800	1,766
Coca-Cola HBC AG - ADR	79,746	2,304	Central Pattana PCL	2,762,923	4,261
			Delta Electronics Thailand PCL	1,095,800	1,681
			Jasmine International PCL	24,783,000	6,728
Taiwan - 6.6%			KCE Electronics PCL	372,800	219
Advanced Semiconductor Engineering,			Kiatnakin Bank PCL	177,300	238
Inc.	5,873,459	5,768	LPN Development PCL	1,528,700	1,076
Advantech Co., Ltd.	756,000	4,851	Minor International PCL	1,704,800	1,520
Boardtek Electronics Corp.	502,000	614	Pruksa Real Estate PCL	3,381,800	2,423
Catcher Technology Co., Ltd.	293,000	1,705	PTT Global Chemical PCL	883,900	2,229
Chin-Poon Industrial Co.	1,110,000	1,851	PTT PCL	591,400	6,023
Delta Electronics, Inc.	804,970	4,178	Robinson Department Store PCL	373,100	632
Elitegroup Computer Systems Co., Ltd.			Siam Cement PCL	275,500	3,788
(Æ)	428,000	184	Siam Commercial Bank PCL	1,939,001	10,248
Everlight Electronics Co., Ltd.	125,000	237	Supalai PCL	2,029,800	1,154
Giant Manufacturing Co., Ltd.	220,000	1,651	Thai Beverage PCL(Ñ)	6,974,890	3,060
Gigabyte Technology Co., Ltd.	241,000	269	Thai Oil PCL	999,349	2,023
Global Mixed Mode Technology, Inc.	675,023	1,797	Thai Union Frozen Products PCL	1,038,700	1,877
Grand Pacific Petrochemical	1,205,000	931	Thanachart Capital PCL	320,500	355

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 215

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Tisco Financial Group PCL	1,663,816	2,352	Cognizant Technology Solutions Corp.
TMB Bank PCL	8,620,705	759	Class A(Æ)	36,532	3,176
Total Access Communication PCL	606,300	2,191	ePlus, Inc.	5,672,000	3,204
		71,941	First Cash Financial Services, Inc.(Æ)	45,819	2,772
			Maginet Corp.(Æ)	52,583	3,378
Turkey - 2.4%			Sohu.com, Inc.(Æ)(Ñ)	134,700	9,020
			X5 Retail Group NV - GDR(Æ)	200,865	3,254
Akfen Holding AS	138,748	302
Aksa Akrilik Kimya Sanayii	240,217	994			27,887
Anadolu Efes Biracilik Ve Malt Sanayii
AS	191,213	2,443	Virgin Islands, British - 0.2%
Arcelik AS	1,165,042	7,441	Arcos Dorados Holdings, Inc. Class A(Ñ)	226,400	2,726
Aselsan Elektronik Sanayi Ve Ticaret AS	265,230	1,254	Mail.ru Group, Ltd. - GDR	66,665	2,458
Bolu Cimento Sanayii AS	181,820	261			5,184
Coca-Cola Icecek AS	28,600	820
Enka Insaat ve Sanayi AS	1,366,553	3,998	Zimbabwe - 0.0%
Ford Otomotiv Sanayi AS	233,527	3,287
Indeks Bilgisayar Sistemleri			Delta Corp., Ltd.	645,600	872
Muhendislik Sanayi ve Ticaret AS	36,464	74
Koza Altin Isletmeleri AS	118,715	2,105	Total Common Stocks
Park Elektrik Uretim Madencilik Sanayi			(cost $1,674,722)		1,947,372
ve Ticaret AS(Æ)	351,404	1,017	Preferred Stocks - 2.0%
Pegasus Hava Tasimaciligi AS(Æ)	101,301	1,923
TAV Havalimanlari Holding AS	219,468	1,594	Brazil - 0.9%
Tofas Turk Otomobil Fabrikasi AS	22,482	149	Alpargatas SA	289,196	2,001
Torunlar Gayrimenkul Yatirim Ortakligi			Centrais Eletricas Brasileiras SA(Æ)	264,400	1,406
AS(ö)	68,158	130	Cia Brasileira de Distribuicao Grupo Pao
Tupras Turkiye Petrol Rafinerileri AS	87,953	1,996	de Acucar Class Preference	17,500	868
Turk Ekonomi Bankasi AS(Æ)	258,442	304	Cia Energetica de Minas Gerais	220,900	1,965
Turk Hava Yollari	1,920,298	7,523	Cia Energetica de Sao Paulo Class
Turk Traktor ve Ziraat Makineleri AS	14,944	494	Preference(Æ)	210,300	2,200
Turkcell Iletisim Hizmetleri AS(Æ)	525,120	3,262	Investimentos Itau SA	1,213,085	5,226
Turkcell Iletisim Hizmetleri AS			Itau Unibanco Holding SA	34,430	532
- ADR(Æ)	159,491	2,494	Lojas Americanas SA	226,900	1,679
Turkiye Garanti Bankasi AS	1,607,544	6,475	Marcopolo SA	467,200	1,205
Ulker Biskuvi Sanayi AS	116,911	896	Metalurgica Gerdau SA Class A	187,200	1,914
Yapi ve Kredi Bankasi AS	750,513	1,741	Suzano Papel e Celulose SA Class A	61,500	249
		52,977	Telefonica Brasil SA	110	2
					19,247
United Arab Emirates - 0.3%
Abu Dhabi Commercial Bank PJSC	635,250	865	Chile - 0.0%
Air Arabia PJSC	2,421,560	956	Embotelladora Andina SA	61,665	347
Emaar Properties PJSC	1,923,490	3,184	Embotelladora Andina SA Class A	13,200	56
First Gulf Bank PJSC	223,480	985			403
		5,990
			Colombia - 0.0%
United Kingdom - 3.2%			Bancolombia SA	5,694	80
Anglo American PLC	627,943	14,905
Anglo American PLC - ADR	114,400	1,358	Russia - 0.4%
Bank of Georgia Holdings PLC	174,078	5,510	AK Transneft OAO	2,276	5,833
Genesis Indian Investment Co., Ltd.	207,457	17,989	Sberbank of Russia	784,939	2,031
Hikma Pharmaceuticals PLC	273,520	5,267			7,864
SABMiller PLC - ADR	335,234	17,424

Tullow Oil PLC	493,897	7,464	South Korea - 0.7%
		69,917
			Hyundai Motor Co.	42,196	4,687

United States - 1.3%			LG Chem, Ltd.	934	118
			Samsung Electronics Co., Ltd.	11,017	10,635
Avon Products, Inc.	176,200	3,083			15,440

See accompanying notes which are an integral part of the financial statements.

216 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Total Preferred Stocks			Netherlands - 0.1%
(cost $31,640)		43,034	Grasim Industries, Ltd.(Æ)
Certificates of Participation - 1.3%			2017 Warrants	37,300		1,702

Netherlands - 0.4%			Total Warrants & Rights
JP Morgan Structured Products BV			(cost $12,069)			13,364
Zero coupon due 02/16/17	521	1,192
Zero coupon due 08/14/17	493	2,136	Short-Term Investments - 4.8%
Series 0001			United States - 4.8%
Zero coupon due 05/16/17	551	2,670	Russell U.S. Cash Management Fund	105,555,986	(8)	105,556
Zero coupon due 07/02/18	18	967
Series 0002			Total Short-Term Investments
Zero coupon due 07/02/18	296	1,346	(cost $105,556)			105,556
		8,311	Other Securities - 5.8%
Switzerland - 0.2%			Russell U.S. Cash Collateral Fund(×)	125,439,200	(8)	125,439
Credit Suisse Nassau			Total Other Securities
Zero coupon due 03/29/16 (Þ)	1,226	3,095	(cost $125,439)			125,439
United Kingdom - 0.7%			Total Investments 104.3%
HSBC Bank PLC
Zero coupon due 11/24/14	79	1,186	(identified cost $1,977,454)			2,262,684
Zero coupon due 03/27/15	32	329	Other Assets and Liabilities,
Zero coupon due 05/04/15	67	4,159	Net - (4.3%)			(93,947)
Zero coupon due 09/12/16	65	2,962
Series 0001			Net Assets - 100.0%			2,168,737
Zero coupon due 12/05/14	176	3,951
Series 0006
Zero coupon due 02/23/15	7,200	3,153
		15,740
United States - 0.0%
Citigroup, Inc.
Zero coupon due 02/04/16	498	770
JP Morgan Structured Products BV
Zero coupon due 08/14/17	20	3
		773
Total Certificates of Participation
(cost $28,028)		27,919
Warrants & Rights - 0.6%
Curacao - 0.2%
Emaar Properties PJSC(Æ)
2015 Warrants	1,749,480	2,896
First Gulf Bank PJSC(Æ)
2015 Warrants	533,770	2,343
		5,239

Germany - 0.3%
Abu Dhabi Commercial Bank PJSC(Æ)
2019 Warrants	468,130	635
Aldar Properties PJSC(Æ)
2017 Warrants	2,526,950	1,857
Almarai Co., Ltd.(Æ)(Þ)
2016 Warrants	63,632	950
Commercial Bank of Qatar QSC (The)
(Æ)
2017 Warrants	163,668	2,981
		6,423

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 217

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)
		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or Shares	$	$	$
0.3%
Bank of Ayudhya PCL	04/18/11	1,646,590	0.82	1,346	2,024
Kotak Mahindra Bank, Ltd.	03/26/12	343,750	10.44	3,589	4,209
					6,233
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
BIST-30 Futures (Turkey)	515	TRY	4,903	12/13	(94)
FTSE JSE Top 40 Index Futures (South Africa)	195	ZAR	79,696	12/13	278
Hang Seng Index Futures (Hong Kong)	77	HKD	89,482	11/13	220
H-shares Index Futures (Hong Kong)	171	HKD	90,946	11/13	375
KOSPI 200 Index Futures (South Korea)	126	KRW 16,937,550		12/13	260
Mexico Bolsa Index Futures (Mexico)	158	MXN	64,758	12/13	(10)
MSCI Taiwan Index Futures (Taiwan)	451	USD	13,435	11/13	130
SGX CNX Nifty Index Futures (India)	605	USD	7,651	11/13	127
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,286

Foreign Currency Exchange Contracts
Amounts in thousands

							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
	Counterparty		Sold	Bought		Settlement Date	$
Bank of America		USD	144	TRY	300	12/18/13	5
Bank of America		USD	312	TRY	650	12/18/13	11
Bank of America		USD	575	TRY	1,200	12/18/13	21
Bank of America		USD	580	TRY	1,200	12/18/13	16
Bank of America		USD	1,415	TRY	2,952	12/18/13	53
Bank of America		TRY	1,250	USD	609	12/18/13	(12)
Barclays		USD	1,450	CNY	8,886	12/17/13	5
Barclays		USD	3,148	COP	6,050,778	12/17/13	38
Barclays		USD	3,517	INR	226,087	12/17/13	126
Barclays		USD	2,877	KRW 3,078,911		12/17/13	16
Barclays		USD	1,252	MXN	16,372	12/17/13	(1)
Barclays		USD	7,416	MXN	97,658	12/17/13	44
Barclays		USD	1,510	MYR	4,783	12/17/13	1
Barclays		USD	4,500	MYR	14,637	12/17/13	125
Barclays		USD	4,947	MYR	16,443	12/17/13	248
Barclays		USD	3,121	TWD	93,055	12/17/13	50
Barclays		KRW 3,461,737		USD	3,205	12/17/13	(48)
Barclays		KRW 4,027,222		USD	3,600	12/17/13	(185)
Barclays		KRW 7,529,272		USD	6,883	12/17/13	(194)
Barclays		PEN	2,279	USD	819	12/17/13	2
Barclays		PHP	143,478	USD	3,319	12/17/13	(4)
Barclays		RUB	97,004	USD	2,979	12/17/13	(23)
Barclays		TWD	93,055	USD	3,161	12/17/13	(9)
Citigroup		USD	802	PEN	2,279	12/17/13	16
Citigroup		USD	3,217	PHP	143,478	12/17/13	106
Citigroup		HKD	45,000	USD	5,804	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

218 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	RUB	123,992	USD	3,784	12/17/13	(53)
Citigroup	ZAR	20,000	USD	1,996	12/18/13	16
Credit Suisse	USD	6,202	BRL	13,995	11/04/13	45
Credit Suisse	USD	3,215	KRW 3,607,500		12/18/13	174
Credit Suisse	USD	2,627	MXN	35,256	12/18/13	66
Credit Suisse	USD	3,834	ZAR	40,412	12/18/13	165
Credit Suisse	BRL	13,995	USD	6,354	11/04/13	107
Deutsche Bank	USD	890	BRL	1,960	11/04/13	(15)
Deutsche Bank	USD	11,546	HKD	89,527	12/18/13	3
Deutsche Bank	USD	1,923	HUF	421,394	12/17/13	8
Deutsche Bank	USD	3,206	KRW 3,607,500		12/18/13	183
Deutsche Bank	BRL	1,960	USD	861	11/04/13	(14)
Goldman Sachs	TRY	6,999	USD	3,409	12/17/13	(70)
JPMorgan Chase	USD	6,198	BRL	13,995	11/04/13	49
JPMorgan Chase	USD	5,160	HKD	40,000	12/18/13	—
JPMorgan Chase	USD	3,480	INR	241,000	12/18/13	404
JPMorgan Chase	USD	2,929	KRW 3,200,000		12/18/13	78
JPMorgan Chase	USD	2,623	MXN	35,256	12/18/13	70
JPMorgan Chase	USD	175	TRY	350	12/18/13	(1)
JPMorgan Chase	USD	1,836	ZAR	18,500	12/18/13	(5)
JPMorgan Chase	USD	3,821	ZAR	40,412	12/18/13	179
JPMorgan Chase	BRL	13,995	USD	6,354	11/04/13	107
Royal Bank of Scotland	USD	10,219	BRL	22,508	11/04/13	(172)
Royal Bank of Scotland	USD	800	CLP	399,931	12/17/13	(24)
Royal Bank of Scotland	USD	4,590	CLP	2,355,624	12/17/13	(19)
Royal Bank of Scotland	USD	1,666	TRY	3,383	12/17/13	15
Royal Bank of Scotland	USD	1,169	ZAR	11,537	12/17/13	(27)
Royal Bank of Scotland	USD	3,835	ZAR	39,096	12/17/13	35
Royal Bank of Scotland	BRL	22,508	USD	10,045	11/04/13	(2)
Royal Bank of Scotland	COP	6,050,778	USD	3,206	12/17/13	20
Royal Bank of Scotland	HUF	421,394	USD	1,834	12/17/13	(96)
Royal Bank of Scotland	RUB	113,970	USD	3,390	12/17/13	(136)
Standard Chartered	USD	629	BRL	1,385	11/04/13	(11)
Standard Chartered	USD	1,966	BRL	4,330	11/04/13	(33)
Standard Chartered	USD	6,354	BRL	13,995	11/04/13	(107)
Standard Chartered	USD	13,833	BRL	30,183	11/04/13	(359)
Standard Chartered	USD	6,342	BRL	13,995	12/03/13	(138)
Standard Chartered	USD	1,151	CNY	7,055	12/17/13	5
Standard Chartered	USD	11,545	HKD	89,527	12/18/13	3
Standard Chartered	USD	2,279	IDR 26,458,072		12/17/13	51
Standard Chartered	USD	3,480	INR	241,000	12/18/13	402
Standard Chartered	BRL	1,385	USD	637	11/04/13	19
Standard Chartered	BRL	4,330	USD	1,980	11/04/13	47
Standard Chartered	BRL	13,995	USD	6,385	11/04/13	137
Standard Chartered	BRL	30,183	USD	13,703	11/04/13	230
Standard Chartered	BRL	30,183	USD	13,739	12/03/13	360
Standard Chartered	CNY	6,968	USD	1,132	12/17/13	(9)
Standard Chartered	CNY	8,973	USD	1,463	12/17/13	(7)
Standard Chartered	KRW 1,389,645		USD	1,239	12/17/13	(67)
State Street	USD	22	BRL	48	11/01/13	—
State Street	USD	32	BRL	69	11/01/13	(1)
State Street	USD	640	BRL	1,397	11/01/13	(16)
State Street	USD	104	BRL	228	11/04/13	(2)
State Street	USD	634	BRL	1,415	11/04/13	(3)
State Street	USD	28	HKD	218	11/01/13	—
State Street	USD	48	HKD	368	11/01/13	—
State Street	USD	77	HKD	597	11/01/13	—
State Street	USD	129	HKD	996	11/01/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 219

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	18	HKD	136	11/04/13	—
State Street	USD	39	HKD	299	11/04/13	—
State Street	USD	77	HKD	597	11/04/13	—
State Street	USD	115	HKD	890	11/04/13	—
State Street	USD	211	HKD	1,636	11/04/13	—
State Street	USD	215	HKD	1,670	12/18/13	—
State Street	USD	53	IDR	590,081	11/01/13	—
State Street	USD	314	INR	20,000	12/18/13	8
State Street	USD	1,684	INR	110,000	12/18/13	87
State Street	USD	116	KRW	123,097	11/01/13	—
State Street	USD	501	KRW	530,947	11/01/13	(1)
State Street	USD	1,179	MXN	15,500	12/18/13	5
State Street	USD	9	MYR	30	11/01/13	—
State Street	USD	6	MYR	18	11/04/13	—
State Street	USD	1,646	PLN	5,105	12/17/13	7
State Street	USD	12	THB	359	11/01/13	—
State Street	USD	17	THB	535	11/01/13	—
State Street	USD	24	THB	761	11/01/13	—
State Street	USD	80	THB	2,478	11/01/13	—
State Street	USD	25	THB	777	11/04/13	—
State Street	USD	58	THB	1,789	11/04/13	—
State Street	USD	72	THB	2,243	11/04/13	—
State Street	USD	156	ZAR	1,532	11/01/13	(4)
State Street	USD	30	ZAR	296	11/04/13	(1)
State Street	USD	135	ZAR	1,328	11/04/13	(3)
State Street	USD	79	ZAR	779	11/05/13	(1)
State Street	USD	143	ZAR	1,417	11/05/13	(2)
State Street	USD	25	ZAR	247	11/06/13	—
State Street	USD	22	ZAR	224	11/07/13	—
State Street	USD	4,273	ZAR	43,350	12/17/13	18
State Street	BRL	75	USD	34	11/01/13	1
State Street	BRL	75	USD	34	11/04/13	1
State Street	CZK	16,062	USD	826	12/17/13	(20)
State Street	CZK	29,638	USD	1,526	12/17/13	(34)
State Street	HKD	52	USD	7	11/01/13	—
State Street	HKD	358	USD	46	11/01/13	—
State Street	HKD	516	USD	67	11/01/13	—
State Street	HKD	2,075	USD	268	11/01/13	—
State Street	HKD	72	USD	9	11/04/13	—
State Street	HKD	246	USD	32	11/04/13	—
State Street	HKD	15,000	USD	1,935	12/18/13	—
State Street	HKD	20,000	USD	2,580	12/18/13	—
State Street	IDR	128,587	USD	11	11/01/13	—
State Street	INR	15,000	USD	211	12/18/13	(30)
State Street	INR	43,000	USD	686	12/18/13	(7)
State Street	KRW 1,600,000		USD	1,494	12/18/13	(10)
State Street	KRW 3,800,000		USD	3,486	12/18/13	(85)
State Street	MXN	49	USD	4	11/01/13	—
State Street	MXN	132	USD	10	11/01/13	—
State Street	MXN	15,000	USD	1,134	12/18/13	(11)
State Street	MYR	269	USD	85	11/01/13	—
State Street	PLN	5,105	USD	1,628	12/17/13	(25)
State Street	THB	73	USD	2	11/01/13	—
State Street	TRY	1,327	USD	665	12/17/13	5
State Street	TRY	200	USD	100	12/18/13	1
State Street	TRY	500	USD	249	12/18/13	1
State Street	ZAR	254	USD	26	11/01/13	—
State Street	ZAR	480	USD	49	11/01/13	1

See accompanying notes which are an integral part of the financial statements.

220 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
State Street		ZAR	491	USD	49	11/01/13	—
State Street		ZAR	1,339	USD	136	11/04/13	3
State Street		ZAR	235	USD	24	11/05/13	—
State Street		ZAR	1,245	USD	125	11/06/13	1
UBS		USD	6,354	BRL	13,995	11/04/13	(107)
UBS		USD	6,339	BRL	13,995	12/03/13	(134)
UBS		BRL	13,995	USD	6,382	11/04/13	134
UBS		INR 120,000		USD	1,835	12/18/13	(99)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							1,697

Index Swap Contracts
Amounts in thousands
							Fair
Fund Receives		Notional				Termination	Value
Underlying Security	Counterparty	Amount			Terms	Date	$
				Total Return of Underlying
Bovespa Index Future	Goldman Sachs	BRL	5,043	Security at Termination		12/11/13	37
				Total Return of Underlying
Bovespa Index Future	Goldman Sachs	BRL	23,815	Security at Termination		12/18/13	100
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)							137

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2		Level 3		Total	Assets
Common Stocks
Argentina	$1,145		$—		$—	$1,145	0.1
Austria	1,296		—		—	1,296	0.1
Bermuda	25,970		—		—	25,970	1.2
Brazil	219,184		—		—	219,184	10.1
Canada	8,615		—		—	8,615	0.4
Cayman Islands	176,720		—		408	177,128	8.2
Chile	6,608		—		—	6,608	0.3
China	127,932		—		—	127,932	5.9
Colombia	6,792		—		—	6,792	0.3
Cyprus	586		—		459	1,045	0.1
Czech Republic	7,477		—		—	7,477	0.3
Hong Kong	71,005		—		—	71,005	3.3
Hungary	11,549		—		144	11,693	0.5
India	128,373		—		—	128,373	5.9
Indonesia	36,684		—		—	36,684	1.7
Ireland	2,602		—		—	2,602	0.1
Isle of Man	1,926		—		—	1,926	0.1
Israel	5,749		—		—	5,749	0.3
Jersey	3,466		—		—	3,466	0.2
Kazakhstan	1,687		—		—	1,687	0.1
Kuwait	679		—		—	679	—*
Luxembourg	26,875		—		—	26,875	1.2
Malaysia	28,334		—		—	28,334	1.3

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 221

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Mexico	81,259	—	—	81,259	3.7
Netherlands	3,640	—	—	3,640	0.2
Nigeria	15,531	—	8	15,539	0.7
Pakistan	1,774	—	—	1,774	0.1
Panama	8,614	—	—	8,614	0.4
Philippines	13,166	—	—	13,166	0.6
Poland	10,529	—	—	10,529	0.5
Qatar	4,617	—	—	4,617	0.2
Russia	133,816	—	—	133,816	6.2
Singapore	1,708	—	—	1,708	0.1
South Africa	97,750	—	—	97,750	4.5
South Korea	290,182	—	—	290,182	13.4
Spain	2,689	—	—	2,689	0.1
Switzerland	2,304	—	—	2,304	0.1
Taiwan	142,752	—	—	142,752	6.6
Thailand	71,941	—	—	71,941	3.3
Turkey	52,977	—	—	52,977	2.4
United Arab Emirates	5,990	—	—	5,990	0.3
United Kingdom	51,928	17,989	—	69,917	3.2
United States	27,887	—	—	27,887	1.3
Virgin Islands, British	5,184	—	—	5,184	0.2
Zimbabwe	872	—	—	872	—*
Preferred Stocks	43,034	—	—	43,034	2.0
Certificates of Participation	3	24,821	3,095	27,919	1.3
Warrants & Rights	—	13,364	—	13,364	0.6
Short-Term Investments	—	105,556	—	105,556	4.8
Other Securities	—	125,439	—	125,439	5.8
Total Investments	1,971,401	287,169	4,114	2,262,684	104.3
Other Assets and Liabilities, Net					(4.3)
					100.0

Other Financial Instruments
Futures Contracts	1,286	—	—	1,286	0.1
Foreign Currency Exchange Contracts	(28)	1,725	—	1,697	0.1
Index Swaps	—	137	—	137	— *
Total Other Financial Instruments**	$1,258	$1,862	$—	$3,120

**   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

222 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$4,134
Variation margin on futures contracts*	1,390	—
Index swap contracts, at fair value	137	—
Total	$1,527	$4,134

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$104	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,437
Total	$104	$2,437

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,890	$—
Index swap contracts	(1,774)	—
Foreign currency-related transactions**	—	(7,050)
Total	$1,116	$(7,050)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,237	$—
Index swap contracts	717	—
Foreign currency-related transactions***	—	2,085
Total	$1,954	$2,085

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 223

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Russell Emerging Markets Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,977,454
Investments, at fair value(*)(>)	2,262,684
Cash (restricted)(a)	10,445
Foreign currency holdings(^)	7,007
Unrealized appreciation on foreign currency exchange contracts	4,134
Receivables:
Dividends and interest	3,341
Dividends from affiliated Russell funds	9
Investments sold	8,112
Fund shares sold	3,592
Foreign taxes recoverable	48
Variation margin on futures contracts	11,496
Other receivable	3
Prepaid expenses	1
Index swap contracts, at fair value(8)	137
Total assets	2,311,009

Liabilities
Payables:
Investments purchased	9,367
Fund shares redeemed	906
Accrued fees to affiliates	2,517
Other accrued expenses	284
Deferred capital gains tax liability	1,322
Unrealized depreciation on foreign currency exchange contracts	2,437
Payable upon return of securities loaned	125,439
Total liabilities	142,272

Net Assets	$2,168,737

See accompanying notes which are an integral part of the financial statements.

224 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(15,953)
Accumulated net realized gain (loss)	32,807
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	283,908
Futures contracts	1,286
Index swap contracts	137
Foreign currency-related transactions	1,725
Other investments	(21)
Shares of beneficial interest	1,136
Additional paid-in capital	1,863,712
Net Assets	$2,168,737
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$18.96
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$20.12
Class A — Net assets	$21,736,092
Class A — Shares outstanding ($.01 par value)	1,146,449
Net asset value per share: Class C(#)	$17.81
Class C — Net assets	$28,808,371
Class C — Shares outstanding ($.01 par value)	1,617,687
Net asset value per share: Class E(#)	$19.01
Class E — Net assets	$39,295,810
Class E — Shares outstanding ($.01 par value)	2,066,655
Net asset value per share: Class S(#)	$19.09
Class S — Net assets	$ 1,596,631,645
Class S — Shares outstanding ($.01 par value)	83,623,285
Net asset value per share: Class Y(#)	$19.14
Class Y — Net assets	$482,264,833
Class Y — Shares outstanding ($.01 par value)	25,191,491
Amounts in thousands
(^) Foreign currency holdings - cost	$6,887
(*) Securities on loan included in investments	$120,524
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$230,995
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$10,445
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 225

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Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$49,085
Dividends from affiliated Russell funds	124
Interest	4,795
Securities lending income	1,040
Less foreign taxes withheld	(5,092)
Total investment income	49,952

Expenses
Advisory fees	22,870
Administrative fees	956
Custodian fees	1,315
Distribution fees - Class A	53
Distribution fees - Class C	226
Transfer agent fees - Class A	42
Transfer agent fees - Class C	60
Transfer agent fees - Class E	79
Transfer agent fees - Class S	2,898
Transfer agent fees - Class Y	20
Professional fees	258
Registration fees	84
Shareholder servicing fees - Class C	75
Shareholder servicing fees - Class E	99
Trustees’ fees	51
Printing fees	342
Miscellaneous	49
Expenses before reductions	29,477
Expense reductions	(—**)
Net expenses	29,477
Net investment income (loss)	20,475

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	70,158
Futures contracts	2,890
Index swap contracts	(1,774)
Foreign currency-related transactions	(7,028)
Net realized gain (loss)	64,246
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	54,477
Futures contracts	1,237
Index swap contracts	717
Foreign currency-related transactions	1,881
Other investments	(1)
Net change in unrealized appreciation (depreciation)	58,311
Net realized and unrealized gain (loss)	122,557
Net Increase (Decrease) in Net Assets from Operations	$143,032

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

226 Russell Emerging Markets Fund

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,475	$24,334
Net realized gain (loss)	64,246	(7,242)
Net change in unrealized appreciation (depreciation)	58,311	60,135
Net increase (decrease) in net assets from operations	143,032	77,227

Distributions
From net investment income
Class A	(154)	(259)
Class C	(8)	(148)
Class E	(276)	(550)
Class S	(13,672)	(17,833)
Class Y	(4,486)	(7,858)
From net realized gain
Class A	—	(828)
Class C	—	(1,481)
Class E	—	(1,741)
Class S	—	(46,480)
Class Y	—	(18,279)
Net decrease in net assets from distributions	(18,596)	(95,457)

Share Transactions*
Net increase (decrease) in net assets from share transactions	224,283	47,133
Total Net Increase (Decrease) in Net Assets	348,719	28,903

Net Assets
Beginning of period	1,820,018	1,791,115
End of period	$2,168,737	$1,820,018
Undistributed (overdistributed) net investment income included in net assets	$(15,953)	$(17,527)

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 227

Russell Investment Company
Russell Emerging Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	311	$5,694	216	$3,733
Proceeds from reinvestment of distributions	8	150	61	992
Payments for shares redeemed	(330)	(5,978)	(329)	(5,694)
Net increase (decrease)	(11)	(134)	(52)	(969)
Class C
Proceeds from shares sold	273	4,771	223	3,683
Proceeds from reinvestment of distributions	1	8	103	1,580
Payments for shares redeemed	(551)	(9,404)	(605)	(9,885)
Net increase (decrease)	(277)	(4,625)	(279)	(4,622)
Class E
Proceeds from shares sold	744	13,873	649	11,431
Proceeds from reinvestment of distributions	14	267	134	2,176
Payments for shares redeemed	(868)	(15,612)	(1,126)	(19,289)
Net increase (decrease)	(110)	(1,472)	(343)	(5,682)
Class S
Proceeds from shares sold	25,160	463,014	23,194	403,137
Proceeds from reinvestment of distributions	730	13,550	3,787	61,685
Payments for shares redeemed	(17,132)	(314,617)	(18,929)	(328,887)
Net increase (decrease)	8,758	161,947	8,052	135,935
Class Y
Proceeds from shares sold	7,387	139,793	2,404	40,737
Proceeds from reinvestment of distributions	241	4,486	1,603	26,136
Payments for shares redeemed	(4,036)	(75,712)	(8,283)	(144,402)
Net increase (decrease)	3,592	68,567	(4,276)	(77,529)
Total increase (decrease)	11,952	$224,283	3,102	$47,133

See accompanying notes which are an integral part of the financial statements.

228 Russell Emerging Markets Fund

(This page intentionally left blank)

Russell Investment Company
Russell Emerging Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	17.79	.13	1.18	1.31	(.14)	—
October 31, 2012	18.06	.19	.46	.65	(.22)	(.70)
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—
October 31, 2009	10.59	.08	6.27	6.35	—	(.50)

Class C
October 31, 2013	16.72	(.01)	1.10	1.09	—(f)	—
October 31, 2012	16.99	.05	.45	.50	(.07)	(.70)
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—
October 31, 2009	10.11	(.01	5.93	5.92	—	(.50)

Class E
October 31, 2013	17.83	.14	1.17	1.31	(.13)	—
October 31, 2012	18.10	.18	.47	.65	(.22)	(.70)
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—
October 31, 2009	10.61	.08	6.28	6.36	—	(.50)

Class S
October 31, 2013	17.91	.18	1.18	1.36	(.18)	—
October 31, 2012	18.19	.23	.46	.69	(.27)	(.70)
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—
October 31, 2009	10.62	.11	6.29	6.40	—	(.50)

Class Y
October 31, 2013	17.96	.23	1.17	1.40	(.22)	—
October 31, 2012	18.23	.26	.47	.73	(.30)	(.70)
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—
October 31, 2009	10.62	.13	6.30	6.43	—	(.50)

See accompanying notes which are an integral part of the financial statements.
230 Russell Emerging Markets Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	(d)	Turnover Rate

(.14)	18.96	7.36	21,736	1.75	1.75	.74	93
(.92)	17.79	4.11	20,585	1.75	1.75	1.07	94
(.38)	18.06	(9.67)	21,834	1.78	1.78	1.06	73
(.44)	20.37	27.09	21,428	1.78	1.78	.47	67
(.50)	16.44	62.81	11,624	1.78	1.78	.66	77

—(f)	17.81	6.55	28,808	2.50	2.50	(.04)	93
(.77)	16.72	3.37	31,671	2.50	2.50	.29	94
(.24)	16.99	(10.37)	36,942	2.53	2.53	.25	73
(.34)	19.20	26.15	44,932	2.53	2.53	(.29)	67
(.50)	15.53	61.74	34,286	2.53	2.53	(.11)	77

(.13)	19.01	7.37	39,296	1.75	1.75	.74	93
(.92)	17.83	4.11	38,808	1.75	1.75	1.05	94
(.37)	18.10	(9.70)	45,591	1.78	1.78	1.11	73
(.44)	20.41	27.13	39,733	1.78	1.78	.44	67
(.50)	16.47	62.78	28,078	1.78	1.78	.66	77

(.18)	19.09	7.64	1,596,632	1.50	1.50	.99	93
(.97)	17.91	4.33	1,341,106	1.50	1.50	1.33	94
(.41)	18.19	(9.45)	1,215,031	1.53	1.53	1.34	73
(.47)	20.50	27.41	1,065,718	1.53	1.53	.70	67
(.50)	16.52	63.37	788,455	1.53	1.53	.91	77

(.22)	19.14	7.80	482,265	1.30	1.30	1.26	93
(1.00)	17.96	4.58	387,848	1.32	1.32	1.50	94
(.44)	18.23	(9.30)	471,717	1.35	1.35	1.45	73
(.49)	20.54	27.60	508,992	1.35	1.35	.85	67
(.50)	16.55	63.67	355,564	1.36	1.36	1.10	77

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 231

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A‡			Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total			Total
	Return			Return
1 Year	19.31%		1 Year	26.94%
5 Years	14.07	%§	5 Years	15.74	%§
10 Years	6.12	%§	10 Years	7.03	%§

Russell Tax-Managed U.S. Large Cap Fund - Class C			S&P 500® Index **
	Total			Total
	Return			Return
1 Year	25.69%		1 Year	27.18%
5 Years	14.60	%§	5 Years	15.17	%§
10 Years	5.97	%§	10 Years	7.46	%§

Russell Tax-Managed U.S. Large Cap Fund - Class E
	Total
	Return
1 Year	26.61%
5 Years	15.45	%§
10 Years	6.76	%§

232 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”)	stocks didn’t keep up with other segments of the S&P 500® Index
employs a multi-manager approach whereby portions of the Fund	during the rising market.
are allocated to different money managers. Fund assets not	With the backdrop of increased confidence in the continuation of
allocated to money managers are managed by Russell Investment	the economic recovery, the Fund was underweighted in most of
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	the sectors that are traditionally considered to be “non-cyclical.”
may change the allocation of the Fund’s assets among money	However, the Fund had a benchmark relative overweight to the
managers at any time. An exemptive order from the Securities	healthcare sector, which was the one broad non-cyclical sector
and Exchange Commission (“SEC”) permits RIMCo to engage	that outperformed for the fiscal year. As a result, sector allocation
or terminate a money manager at any time, subject to approval	decisions, specifically an overweight to health care and an
by the Fund’s Board, without a shareholder vote. Pursuant to the	underweight to utilities were beneficial.
terms of the exemptive order, the Fund is required to notify its
shareholders within 90 days of when a money manager begins	How did the investment strategies and techniques employed
providing services. As of October 31, 2013, the Fund had five	by the Fund and its money managers affect its benchmark
money managers.	relative performance?

What is the Fund’s investment objective?	Stock selection effects within the materials & processing sector
The Fund seeks to provide long term capital growth on an after-	(specifically, AngloGold Ashanti Limited and Barrick Gold
tax basis.	Corporation) detracted from the Fund’s returns for the fiscal year.
As of October 31, 2013, the Fund had five money managers:
How did the Fund perform relative to its benchmark for the	two value, two growth and one market-oriented. Two of the five
fiscal year ended October 31, 2013?	managers outperformed their respective benchmarks. Near the
For the fiscal year ended October 31, 2013, the Fund’s Class A,	end of the fiscal year, the Fund began utilizing a strategy managed
Class C, Class E and Class S Shares gained 26.60%, 25.69%,	by RIMCo that seeks to control sector, market capitalization, and
26.61% and 26.94%, respectively. This is compared to the Fund’s	valuation risk in a tax efficient manner. This portfolio provides
benchmark, the S&P 500® Index, which gained 27.18% during	exposure to specific sectors of the Russell Top 200® Index.
the same period. The Fund’s performance includes operating	Armstrong Shaw Associates Inc. (“Armstrong”) underperformed
expenses, whereas index returns are unmanaged and do not	the Russell 1000® Value Index for the fiscal year. Although
include expenses of any kind.	Armstrong’s returns were held back by an underweight to the
For the fiscal year ended October 31, 2013, the Lipper® Large-	lowest price-to-book stocks in the Russell 1000® Value Index, an
Cap Core Funds Average, a group of funds that Lipper considers	overweight to the consumer discretionary sector was beneficial.
to have investment strategies similar to those of the Fund, gained	Stock selection within the technology sector (specifically, EMC
27.74%. The Lipper® Large-Cap Growth Funds Average, another	Corporation) detracted from benchmark relative performance.
group of funds that Lipper considers to have investment strategies	J.P. Morgan Investment Management Inc. (“JPM”) outperformed
similar to those of the Fund, gained 30.95%. These results serve	the S&P 500® Index for the fiscal year. Underweights to mega-cap
as a peer comparison and are expressed net of operating expenses.	stocks and to the utilities sector contributed to positive excess
RIMCo may assign a money manager a specific style or	returns. Stock selection within the health care sector (specifically,
capitalization benchmark other than the Fund’s index. However,	an overweight to Celgene Corporation) and the utilities sector
the Fund’s primary index remains the benchmark for the Fund	(specifically, an underweight to AT&T, Inc) were both beneficial
and is representative of the aggregate of each money manager’s	for the fiscal year.
benchmark index.	NWQ Investment Management Company (“NWQ”) – NWQ
underperformed the Russell 1000® Value Index for the fiscal
How did the market conditions described in the Market	year. Stock selection within the materials & processing sector
Summary report affect the Fund’s performance?	(specifically, AngloGold Ashanti and Barrick Gold Corporation)
During the fiscal year, the U.S. large capitalization equity market	detracted. Stock selection effects within the financial services
produced substantial positive returns. Fund exposures included	sector (specifically, The Hartford Financial Services Group)
benchmark-relative underweights to mega capitalization stocks	were positive. An underweight to the producer durables sector
and high dividend yield stocks, including consumer staples and	detracted from benchmark relative performance.
real estate investment trusts (“REITs”). These underweights
were beneficial to Fund performance in this market environment	Sands Capital Management, Inc. (“Sands”) outperformed the
Russell 1000® Growth Index for the fiscal year. The typical
because the largest capitalization stocks and high dividend yield factor positioning of Sands (high beta, high price-to-earnings

Russell Tax-Managed U.S. Large Cap Fund 233

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

ratio) was rewarded within the growth stock universe. Stock	Russell Top 200® Index sectors. During the month of October, the
selection within the technology sector (specifically, Facebook,	portfolio helped dampen some of the more extreme exposures from
Inc.) was a key source of excess return. An underweight to the	the Fund’s active managers (specifically, overweights to high beta,
largest capitalization stocks was also beneficial. From a sector	high valuations, and midcap stocks) and the portfolio produced
perspective, having zero holdings within the consumer staples	outperformance relative to the S&P 500® Index, contributing
sector and an overweight to the health care sector contributed	positively to the Fund’s return.
positively to performance for the fiscal year.
Describe any changes to the Fund’s structure or the money
Sustainable Growth Advisers, LP (“Sustainable”) underperformed	manager line-up.
the Russell 1000® Growth Index for the fiscal year. Stock selection
There were no changes to the Fund’s money manager line up
in the health care sector (specifically, an overweight to Intuitive	during the fiscal year.
Surgical and an underweight to Gilead Sciences) detracted from
returns. An overweight to stocks with low financial leverage (low	At the end of September 2013, RIMCo introduced the strategy
debt/capital ratios) was also detrimental.	described above.
RIMCo manages the portion of the Fund’s assets that RIMCo	Money Managers as of October 31,
determines not to allocate to the money managers. Assets not	2013	Styles
allocated to managers include the Fund’s liquidity reserves and	Armstrong Shaw Associates Inc.	Value
assets which may be managed directly by RIMCo to modify the	NWQ Investment Management Company	Value
Fund’s overall portfolio characteristics to seek to achieve the	J.P. Morgan Investment Management Inc.	Market-Oriented
desired risk/return profile for the Fund.	Sands Capital Management, Inc.	Growth
	Sustainable Growth Advisers, LP	Growth
The Fund may pursue a strategy to be fully invested by exposing all

or a portion of its cash to the performance of appropriate markets	The views expressed in this report reflect those of the portfolio
by purchasing index futures contracts (“equitization”). Although	managers only through the end of the period covered by
for the majority of the fiscal year, RIMCo did not equitize manager	the report. These views do not necessarily represent the
cash, the Fund’s cash held in liquidity reserve was equitized with	views of RIMCo, or any other person in RIMCo or any other
a low beta index futures mix (beta is a measure of a portfolio’s	affiliated organization. These views are subject to change
volatility and its sensitivity to the direction of the market). This	at any time based upon market conditions or other events,
low beta index futures mix underperformed relative to the Fund	and RIMCo disclaims any responsibility to update the views
benchmark but helped dampen volatility while providing some	contained herein. These views should not be relied on as
equity exposure throughout the year.	investment advice and, because investment decisions for
At the end of September 2013, to seek to control sector, market	a Russell Investment Company (“RIC”) Fund are based on
capitalization, and valuation risk in a tax efficient manner, RIMCo	numerous factors, should not be relied on as an indication
purchased a stock portfolio for the Fund that replicates certain	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2003.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the
US economy.

‡ The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

234 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,119.40	$1,019.00
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$6.57	$6.26

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,115.50	$1,015.22
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$10.56	$10.06
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.98%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,119.30	$1,019.00
	Expenses Paid During Period*	$6.57	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Large Cap Fund 235

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,120.90	$1,020.27
Expenses Paid During Period*	$5.24	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

236 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 91.1%			Kimberly-Clark Corp.	13,300	1,436
			Kraft Foods Group, Inc.(Æ)	4,500	245
Consumer Discretionary - 15.2%			Kroger Co. (The)	14,200	608
Amazon.com, Inc.(Æ)	23,240	8,460	Mondelez International, Inc. Class A	87,590	2,947
AutoZone, Inc.(Æ)	2,200	956	PepsiCo, Inc.	42,060	3,537
CBS Corp. Class B	29,600	1,751	Philip Morris International, Inc.	55,600	4,955
Chipotle Mexican Grill, Inc. Class A(Æ)	7,200	3,794	Procter & Gamble Co. (The)	67,670	5,464
Coach, Inc.	3,900	198	Reynolds American, Inc.	2,400	123
Comcast Corp. Class A(Æ)	218,323	10,213	Sysco Corp.	4,500	146
CST Brands, Inc.	3,500	113	Walgreen Co.	7,200	427
DISH Network Corp. Class A	10,810	521
eBay, Inc.(Æ)	141,260	7,446			45,827
Expedia, Inc.	12,200	718
Ford Motor Co.	293,425	5,020	Energy - 9.6%
General Motors Co.(Æ)	151,170	5,586	Anadarko Petroleum Corp.	17,150	1,634
Home Depot, Inc.	43,470	3,386	Apache Corp.	53,300	4,733
Johnson Controls, Inc.	21,100	974	Baker Hughes, Inc.	28,300	1,644
KAR Auction Services, Inc.	55,111	1,638	Cameron International Corp.(Æ)	52,998	2,907
Las Vegas Sands Corp.	37,300	2,619	Cheniere Energy, Inc.(Æ)	5,800	231
Lennar Corp. Class A(Ñ)	2,800	100	Chevron Corp.	66,474	7,974
Lowe's Cos., Inc.	217,036	10,804	ConocoPhillips	32,400	2,375
Lululemon Athletica, Inc.(Æ)(Ñ)	1,300	90	Denbury Resources, Inc.(Æ)	10,300	196
Macy's, Inc.	12,300	567	Devon Energy Corp.	1,400	89
McDonald's Corp.	2,500	241	Dresser-Rand Group, Inc.(Æ)	31,451	1,911
Nike, Inc. Class B	49,200	3,727	Ensco PLC Class A	16,820	970
Nordstrom, Inc.	9,870	597	EOG Resources, Inc.	9,630	1,718
Norwegian Cruise Line Holdings, Ltd.(Æ)	42,600	1,364	Exxon Mobil Corp.	70,900	6,354
priceline.com, Inc.(Æ)	5,780	6,091	FMC Technologies, Inc.(Æ)	35,800	1,810
PulteGroup, Inc.	44,100	778	Halliburton Co.	110,859	5,879
Ross Stores, Inc.	9,400	727	Hess Corp.	1,100	89
Royal Caribbean Cruises, Ltd.	11,100	467	Kinder Morgan, Inc.	100,422	3,546
Starbucks Corp.	82,720	6,704	Marathon Oil Corp.	2,500	88
Starwood Hotels & Resorts Worldwide, Inc.	53,960	3,973	Marathon Petroleum Corp.	14,840	1,063
Target Corp.	26,700	1,730	National Oilwell Varco, Inc.	83,860	6,808
Tiffany & Co.	29,020	2,298	Occidental Petroleum Corp.	47,290	4,544
Time Warner Cable, Inc.	11,030	1,325	Phillips 66(Æ)	4,900	316
Time Warner, Inc.	97,660	6,713	Schlumberger, Ltd.	134,950	12,648
TJX Cos., Inc.	38,990	2,370	Southwestern Energy Co.(Æ)	54,200	2,017
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	22,800	2,938	Spectra Energy Corp.	2,400	85
VF Corp.	8,980	1,931	Valero Energy Corp.	36,580	1,506
Viacom, Inc. Class B	31,265	2,604	Weatherford International, Ltd.(Æ)	265,090	4,358
Wal-Mart Stores, Inc.	10,100	775	Williams Cos., Inc. (The)	24,900	889
Walt Disney Co. (The)	48,560	3,331			78,382
Wyndham Worldwide Corp.	63,042	4,186
Yum! Brands, Inc.	78,840	5,331	Financial Services - 16.4%
		125,155	ACE, Ltd.	69,504	6,634
			Aflac, Inc.	4,900	318
Consumer Staples - 5.6%			Alliance Data Systems Corp.(Æ)	1,700	403
Altria Group, Inc.	15,200	566	American Express Co.	59,000	4,826
Archer-Daniels-Midland Co.	38,300	1,566	American International Group, Inc.	203,662	10,519
Coca-Cola Co. (The)	116,240	4,600	Aon PLC	48,310	3,821
Coca-Cola Enterprises, Inc.	11,600	484	Axis Capital Holdings, Ltd.	9,200	436
Colgate-Palmolive Co.	71,680	4,640	Bank of America Corp.	266,440	3,720
ConAgra Foods, Inc.	6,100	194	Berkshire Hathaway, Inc. Class B(Æ)	16,840	1,938
Constellation Brands, Inc. Class A(Æ)	4,300	281	Boston Properties, Inc.(ö)	4,700	486
CVS Caremark Corp.	171,444	10,674	Camden Property Trust(ö)	2,400	154
Dr Pepper Snapple Group, Inc.	9,700	459	Capital One Financial Corp.	120,877	8,301
Energizer Holdings, Inc.	3,200	314	CBL & Associates Properties, Inc.(ö)	9,000	178
General Mills, Inc.	40,360	2,035	Charles Schwab Corp. (The)	37,800	856
Kellogg Co.	2,000	126	Citigroup, Inc.	153,720	7,498
			CME Group, Inc. Class A	4,300	319

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 237

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Comerica, Inc.	8,400	364	PerkinElmer, Inc.	2,100	80
Discover Financial Services	8,700	451	Perrigo Co.(Ñ)	27,530	3,796
Everest Re Group, Ltd.	1,800	277	Pfizer, Inc.	181,160	5,558
Fidelity National Information Services, Inc.	2,700	132	Regeneron Pharmaceuticals, Inc.(Æ)	17,673	5,083
Goldman Sachs Group, Inc. (The)	46,785	7,526	Sanofi - ADR	126,650	6,773
Hartford Financial Services Group, Inc.	159,800	5,385	Teva Pharmaceutical Industries, Ltd. - ADR	70,400	2,611
HCP, Inc.(ö)	13,700	569	Thermo Fisher Scientific, Inc.(Ñ)	42,300	4,136
Highwoods Properties, Inc.(ö)	11,420	441	UnitedHealth Group, Inc.	97,210	6,636
IntercontinentalExchange, Inc.(Æ)(Ñ)	4,690	904	Valeant Pharmaceuticals International, Inc.
Invesco, Ltd.	31,200	1,053	(Æ)	4,400	465
JPMorgan Chase & Co.	142,884	7,364	Vertex Pharmaceuticals, Inc.(Æ)	9,600	685
Kimco Realty Corp.(ö)	16,000	344	WellPoint, Inc.	20,387	1,729
Lincoln National Corp.	3,000	136	Zoetis, Inc. Class A	13,699	434
Loews Corp.	44,200	2,135			100,851
MasterCard, Inc. Class A	1,900	1,363
MetLife, Inc.	215,268	10,184	Materials and Processing - 4.7%
Morgan Stanley	60,670	1,743	Agrium, Inc.	14,300	1,220
PNC Financial Services Group, Inc. (The)	8,770	645	Air Products & Chemicals, Inc.	14,700	1,602
Prologis, Inc.(ö)	12,700	507	Alcoa, Inc.(Ñ)	50,690	470
Prudential Financial, Inc.	8,500	692	AngloGold Ashanti, Ltd. - ADR(Ñ)	120,050	1,813
Realogy Holdings Corp.(Æ)	72,770	2,994	Axiall Corp.	5,720	222
Regions Financial Corp.	12,700	122	Ball Corp.	3,000	147
Simon Property Group, Inc.(ö)	9,930	1,535	Barrick Gold Corp.	64,750	1,256
State Street Corp.	94,050	6,590	CF Industries Holdings, Inc.	1,700	367
SunTrust Banks, Inc.	6,400	215	Crown Holdings, Inc.(Æ)	13,100	571
TD Ameritrade Holding Corp.	6,600	180	Dow Chemical Co. (The)	39,730	1,568
Unum Group	114,350	3,630	Ecolab, Inc.	50,680	5,372
US Bancorp	11,100	415	EI du Pont de Nemours & Co.	17,100	1,047
Ventas, Inc.(ö)	10,900	711	Fastenal Co.	104,160	5,187
Visa, Inc. Class A	71,690	14,099	Freeport-McMoRan Copper & Gold, Inc.	21,460	789
Wells Fargo & Co.	274,420	11,715	Masco Corp.	40,450	855
		134,828	Monsanto Co.	75,554	7,924
			Mosaic Co. (The)	21,700	995
Health Care - 12.3%			PPG Industries, Inc.	2,125	388
Abbott Laboratories	22,400	819	Praxair, Inc.	50,032	6,239
AbbVie, Inc.	79,048	3,830	Rock Tenn Co. Class A	2,600	278
Actavis PLC(Æ)	2,160	334	Sherwin-Williams Co. (The)	1,590	299
Aetna, Inc.	4,000	251	United States Steel Corp.(Ñ)	11,860	295
Alexion Pharmaceuticals, Inc.(Æ)	29,810	3,665			38,904
Allergan, Inc.	6,983	633
Amgen, Inc.	29,021	3,366	Producer Durables - 7.7%
athenahealth, Inc.(Æ)(Ñ)	10,100	1,348	3M Co.	9,000	1,133
Baxter International, Inc.	16,100	1,060	Accenture PLC Class A	8,500	625
Biogen Idec, Inc.(Æ)	24,330	5,941	ADT Corp. (The)	112,285	4,870
BioMarin Pharmaceutical, Inc.(Æ)	20,600	1,294	Automatic Data Processing, Inc.	67,710	5,076
Bristol-Myers Squibb Co.	75,410	3,961	Boeing Co. (The)	2,800	365
CareFusion Corp.(Æ)	22,300	865	Caterpillar, Inc.	2,400	200
Celgene Corp.(Æ)	22,560	3,350	CSX Corp.	145,200	3,784
Cerner Corp.(Æ)	119,180	6,678	Cummins, Inc.	700	89
Covidien PLC	80,565	5,165	Danaher Corp.	2,200	159
DaVita HealthCare Partners, Inc.(Æ)	13,060	734	Deere & Co.	2,900	237
Express Scripts Holding Co.(Æ)	51,646	3,229	Eaton Corp. PLC	12,150	857
Humana, Inc.	14,620	1,347	Emerson Electric Co.	40,620	2,720
IDEXX Laboratories, Inc.(Æ)(Ñ)	21,860	2,358	FedEx Corp.	1,200	157
Intuitive Surgical, Inc.(Æ)	4,100	1,523	Flowserve Corp.	4,020	279
Johnson & Johnson	70,900	6,566	Fluor Corp.	27,270	2,024
McKesson Corp.	700	109	General Dynamics Corp.	1,100	95
Merck & Co., Inc.	38,900	1,754	General Electric Co.	103,850	2,715
Mylan, Inc.(Æ)	7,000	265	Genpact, Ltd.(Æ)	7,000	139
Novo Nordisk A/S - ADR	14,520	2,420	Honeywell International, Inc.	98,895	8,577

See accompanying notes which are an integral part of the financial statements.

238 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Illinois Tool Works, Inc.	1,400	110	AT&T, Inc.	83,300		3,015
Ingersoll-Rand PLC	25,100	1,695	Calpine Corp.(Æ)	232,337		4,686
Lockheed Martin Corp.	1,000	133	Canadian Natural Resources, Ltd.	126,700		4,023
Mettler-Toledo International, Inc.(Æ)	1,800	446	CenturyLink, Inc.	84,850		2,873
Norfolk Southern Corp.	12,920	1,111	CMS Energy Corp.	18,940		520
Northrop Grumman Corp.	900	97	Dominion Resources, Inc.	6,100		389
PACCAR, Inc.	65,260	3,629	DTE Energy Co.	11,780		814
Parker Hannifin Corp.	800	93	Duke Energy Corp.	7,500		538
Pentair, Ltd.	6,410	430	Edison International	17,100		838
Raytheon Co.	23,150	1,907	Exelon Corp.	9,100		260
Sensata Technologies Holding NV(Æ)	94,812	3,568	NextEra Energy, Inc.	28,810		2,442
Southwest Airlines Co.	6,600	114	NiSource, Inc.	25,300		797
SPX Corp.	4,600	417	NRG Energy, Inc.	45,100		1,287
Union Pacific Corp.	33,460	5,066	NV Energy, Inc.	11,400		271
United Parcel Service, Inc. Class B	8,000	786	PG&E Corp.	4,700		197
United Technologies Corp.	79,776	8,476	Questar Corp.	8,200		194
Waste Management, Inc.	1,700	74	Sempra Energy	14,900		1,358
WW Grainger, Inc.	4,270	1,149	Southern Co.	9,200		376
		63,402	Sprint Corp.(Æ)	21,171		143
			Talisman Energy, Inc.	357,550		4,462
Technology - 15.1%			UGI Corp.	5,400		223
Adobe Systems, Inc.(Æ)	28,510	1,545	Verizon Communications, Inc.	116,576		5,888
Apple, Inc.	22,230	11,612	Xcel Energy, Inc.	39,190		1,131
Applied Materials, Inc.	96,900	1,730				37,056
ARM Holdings PLC - ADR	59,300	2,798
ASML Holding NV	37,344	3,534	Total Common Stocks
Avago Technologies, Ltd. Class A	23,580	1,071	(cost $516,863)			748,247
Baidu, Inc. - ADR(Æ)	32,800	5,278
Broadcom Corp. Class A	18,160	485	Short-Term Investments - 8.7%
CA, Inc.	115,800	3,678	Russell U.S. Cash Management Fund	71,657,794	(8)	71,658
Cisco Systems, Inc.	229,790	5,170	Total Short-Term Investments
Citrix Systems, Inc.(Æ)	6,300	358	(cost $71,658)			71,658
Cognizant Technology Solutions Corp. Class
A(Æ)	14,800	1,287	Other Securities - 1.9%
EMC Corp.	177,755	4,279	Russell U.S. Cash Collateral Fund(×)	15,371,428	(8)	15,371
Facebook, Inc. Class A(Æ)	84,500	4,247	Total Other Securities
Freescale Semiconductor, Ltd.(Æ)(Ñ)	15,800	244	(cost $15,371)			15,371
Google, Inc. Class A(Æ)	18,540	19,107
Hewlett-Packard Co.	41,670	1,015	Total Investments 101.7%
International Business Machines Corp.	13,860	2,484	(identified cost $603,892)			835,276
KLA-Tencor Corp.	9,400	617
Lam Research Corp.(Æ)	17,725	961	Other Assets and Liabilities,
LinkedIn Corp. Class A(Æ)	17,670	3,952	Net - (1.7%)			(13,767)
Microsoft Corp.	254,760	9,006
NetApp, Inc.	2,800	109	Net Assets - 100.0%			821,509
ON Semiconductor Corp.(Æ)	30,100	212
Oracle Corp.	245,163	8,213
QUALCOMM, Inc.	116,140	8,068
Salesforce.com, Inc.(Æ)	191,800	10,234
SanDisk Corp.	9,430	655
SAP AG - ADR(Ñ)	47,080	3,689
Splunk, Inc.(Æ)	34,400	2,157
Texas Instruments, Inc.	9,400	396
Tyco International, Ltd.	138,715	5,070
Xilinx, Inc.	12,800	581
		123,842

Utilities - 4.5%
Ameren Corp.	2,400	87
American Electric Power Co., Inc.	5,200	244

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 239

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Value Index Futures		283	USD	24,944	12/13	741
S&P 500 E-Mini Index Futures (CME)		229	USD	20,049	12/13	536
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)		155	USD	6,552	12/13	242
S&P E-Mini Health Care Select Sector Index Futures (CME)		123	USD	6,494	12/13	176
S&P E-Mini Technology Select Sector Index Futures (CME)		195	USD	6,546	12/13	219
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						1,914

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$125,155	$—	$—		$125,155	15.2
Consumer Staples	45,827	—	—		45,827	5.6
Energy	78,382	—	—		78,382	9.6
Financial Services	134,828	—	—		134,828	16.4
Health Care	100,851	—	—		100,851	12.3
Materials and Processing	38,904	—	—		38,904	4.7
Producer Durables	63,402	—	—		63,402	7.7
Technology	123,842	—	—		123,842	15.1
Utilities	37,056	—	—		37,056	4.5
Short-Term Investments	—	71,658	—		71,658	8.7
Other Securities	—	15,371	—		15,371	1.9
Total Investments	748,247	87,029	—		835,276	101.7
Other Assets and Liabilities, Net						(1.7)
						100.0
Other Financial Instruments
Futures Contracts	1,914	—	—		1,914	0.2
Total Other Financial Instruments*	$1,914	$—	$—		$1,914

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

240 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$1,914

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$5,421

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$1,596

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 241

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$603,892
Investments, at fair value(*)(>)	835,276
Cash (restricted)(a)	2,802
Receivables:
Dividends and interest	707
Dividends from affiliated Russell funds	5
Investments sold	5,370
Fund shares sold	3,112
Total assets	847,272

Liabilities
Payables:
Investments purchased	9,055
Fund shares redeemed	335
Accrued fees to affiliates	664
Other accrued expenses	45
Variation margin on futures contracts	293
Payable upon return of securities loaned	15,371
Total liabilities	25,763

Net Assets	$821,509

See accompanying notes which are an integral part of the financial statements.

242 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,106
Accumulated net realized gain (loss)	(34,537)
Unrealized appreciation (depreciation) on:
Investments	231,384
Futures contracts	1,914
Shares of beneficial interest	293
Additional paid-in capital	620,349
Net Assets	$821,509
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$27.84
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$29.54
Class A — Net assets	$11,630,626
Class A — Shares outstanding ($.01 par value)	417,715
Net asset value per share: Class C(#)	$26.76
Class C — Net assets	$14,926,739
Class C — Shares outstanding ($.01 par value)	557,861
Net asset value per share: Class E(#)	$27.95
Class E — Net assets	$36,394,819
Class E — Shares outstanding ($.01 par value)	1,301,991
Net asset value per share: Class S(#)	$28.10
Class S — Net assets	$758,556,492
Class S — Shares outstanding ($.01 par value)	26,993,313
Amounts in thousands
(*) Securities on loan included in investments	$15,262
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$87,029
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$2,802
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 243

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$9,837
Dividends from affiliated Russell funds	71
Securities lending income	38
Total investment income	9,946

Expenses
Advisory fees	4,606
Administrative fees	316
Custodian fees	81
Distribution fees - Class A	23
Distribution fees - Class C	94
Transfer agent fees - Class A	18
Transfer agent fees - Class C	25
Transfer agent fees - Class E	59
Transfer agent fees - Class S	1,214
Professional fees	55
Registration fees	81
Shareholder servicing fees - Class C	31
Shareholder servicing fees - Class E	73
Trustees’ fees	16
Printing fees	26
Miscellaneous	20
Expenses before reductions	6,738
Expense reductions	(72)
Net expenses	6,666
Net investment income (loss)	3,280

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	31,620
Futures contracts	5,421
Net realized gain (loss)	37,041
Net change in unrealized appreciation (depreciation) on:
Investments	115,789
Futures contracts	1,596
Net change in unrealized appreciation (depreciation)	117,385
Net realized and unrealized gain (loss)	154,426
Net Increase (Decrease) in Net Assets from Operations	$157,706

See accompanying notes which are an integral part of the financial statements.

244 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,280	$2,737
Net realized gain (loss)	37,041	17,889
Net change in unrealized appreciation (depreciation)	117,385	40,143
Net increase (decrease) in net assets from operations	157,706	60,769

Distributions
From net investment income
Class A	(43)	(2)
Class E	(105)	(9)
Class S	(3,206)	(1,202)
Net decrease in net assets from distributions	(3,354)	(1,213)

Share Transactions*
Net increase (decrease) in net assets from share transactions	153,854	20,731
Total Net Increase (Decrease) in Net Assets	308,206	80,287

Net Assets
Beginning of period	513,303	433,016
End of period	$821,509	$513,303
Undistributed (overdistributed) net investment income included in net assets	$2,106	$2,178

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 245

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	231	$5,483	149	$3,127
Proceeds from reinvestment of distributions	2	43	—	2
Payments for shares redeemed	(76)	(1,873)	(26)	(550)
Net increase (decrease)	157	3,653	123	2,579
Class C
Proceeds from shares sold	134	3,208	161	3,266
Payments for shares redeemed	(80)	(1,920)	(145)	(2,984)
Net increase (decrease)	54	1,288	16	282
Class E
Proceeds from shares sold	465	11,750	292	6,209
Proceeds from reinvestment of distributions	5	103	—	9
Payments for shares redeemed	(232)	(5,866)	(277)	(5,913)
Net increase (decrease)	238	5,987	15	305
Class S
Proceeds from shares sold	10,405	258,822	4,589	97,641
Proceeds from reinvestment of distributions	137	3,097	57	1,116
Payments for shares redeemed	(4,788)	(118,993)	(3,820)	(81,192)
Net increase (decrease)	5,754	142,926	826	17,565
Total increase (decrease)	6,203	$153,854	980	$20,731

See accompanying notes which are an integral part of the financial statements.

246 Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	22.11	.06	5.79	5.85	(.12)
October 31, 2012	19.49	.06	2.58	2.64	(.02)
October 31, 2011	18.15	.02	1.38	1.40	(.06)
October 31, 2010(1)	16.60	—	1.55	1.55	—

Class C
October 31, 2013	21.29	(.11)	5.58	5.47	—
October 31, 2012	18.88	(.08)	2.49	2.41	—
October 31, 2011	17.65	(.12)	1.35	1.23	—
October 31, 2010	15.16	(.09)	2.58	2.49	—
October 31, 2009	13.55	.01	1.61	1.62	(.01)

Class E
October 31, 2013	22.17	.07	5.81	5.88	(.10)
October 31, 2012	19.53	.08	2.57	2.65	(.01)
October 31, 2011	18.15	.02	1.40	1.42	(.04)
October 31, 2010	15.54	.03	2.66	2.69	(.08)
October 31, 2009	13.96	.10	1.64	1.74	(.16)

Class S
October 31, 2013	22.28	.13	5.84	5.97	(.15)
October 31, 2012	19.63	.13	2.58	2.71	(.06)
October 31, 2011	18.24	.07	1.40	1.47	(.08)
October 31, 2010	15.61	.08	2.66	2.74	(.11)
October 31, 2009	14.03	.14	1.64	1.78	(.20)

See accompanying notes which are an integral part of the financial statements.
248 Russell Tax-Managed U.S. Large Cap Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.12)	27.84	26.60	11,631	1.24	1.24	.25	35
(.02)	22.11	13.54	5,765	1.23	1.23	.29	48
(.06)	19.49	7.73	2,682	1.24	1.24	.10	58
—	18.15	9.34	729	1.24	1.24	(.01)	82

—	26.76	25.69	14,927	1.99	1.98	(.46)	35
—	21.29	12.71	10,733	1.98	1.94	(.39)	48
—	18.88	7.03	9,217	2.01	1.95	(.64)	58
—	17.65	16.42	10,996	1.99	1.91	(.55)	82
(.01)	15.16	11.98	12,383	2.00	1.92	.05	56

(.10)	27.95	26.61	36,395	1.24	1.23	.29	35
(.01)	22.17	13.57	23,578	1.23	1.19	.36	48
(.04)	19.53	7.82	20,474	1.26	1.20	.12	58
(.08)	18.15	17.36	19,744	1.24	1.16	.19	82
(.16)	15.54	12.74	14,488	1.25	1.17	.74	56

(.15)	28.10	26.94	758,556.99		.98	.53	35
(.06)	22.28	13.84	473,227.98		.94	.61	48
(.08)	19.63	8.04	400,643	1.01	.95	.36	58
(.11)	18.24	17.65	362,585.99		.91	.44	82
(.20)	15.61	13.07	314,574	1.00	.92	1.03	56

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 249

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class			Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
A‡				Total
	Total			Return
	Return		1 Year	38.02%
1 Year	29.67%		5 Years	19.11	%§
5 Years	17.39	%§	10 Years	10.09	%§
10 Years	9.14	%§

			Russell 2500™ Index **
Russell Tax-Managed U.S. Mid & Small Cap Fund - Class				Total
C				Return
	Total		1 Year	35.41%
	Return		5 Years	19.04	%§
1 Year	36.71%		10 Years	9.89	%§
5 Years	17.92	%§
10 Years	8.99	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class E
	Total
	Return
1 Year	37.64%
5 Years	18.80	%§
10 Years	9.80	%§

250 Russell Tax-Managed U.S. Mid and Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the	of the U.S. to other nations resulted in a greater U.S. centric
“Fund”) employs a multi-manager approach whereby portions	focus and this was reflected in the outperformance of smaller
of the Fund are allocated to different money managers. Fund	capitalization, more dynamic U.S. companies.
assets not allocated to money managers are managed by Russell	However, the potential “tapering” of the Federal Reserve’s
Investment Management Company (“RIMCo”), the Fund’s	quantitative easing program constrained investors’ risk appetites
advisor. RIMCo may change the allocation of the Fund’s assets	and spurred bond yields to rise. This resulted in a rotation away
among money managers at any time. An exemptive order from the	from higher yield areas of the market, in particular real estate
Securities and Exchange Commission (“SEC”) permits RIMCo	investment trusts (“REITs”) and utilities, which had been seen as
to engage or terminate a money manager at any time, subject	bond proxy equities.
to approval by the Fund’s Board, without a shareholder vote.
Pursuant to the terms of the exemptive order, the Fund is required	The combination of these factors created a favorable environment
to notify its shareholders within 90 days of when a money manager	for both the Fund’s positioning and stock selection. The largest
begins providing services. As of October 31, 2013, the Fund had	tailwinds came from the Fund’s underweight exposure to dividend
five money managers.	yield, primarily REITs and utilities, and the Fund’s pro-recovery position that resulted in an overweight exposure to cyclical
What is the Fund’s investment objective?	sectors. The Fund also benefited from the majority of managers
The Fund seeks to provide long term capital growth on an after	outperforming, reflecting a more favorable environment for U.S.
tax basis.	small cap active managers, with growth focused strategies driving

How did the Fund perform relative to its benchmark for the	performance.
fiscal year ended October 31, 2013?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2013, the Russell Tax-	by the Fund and its money managers affect its benchmark
Managed U.S. Mid & Small Cap Fund’s Class A, Class C, Class	relative performance?
E and Class S Shares gained 37.62%, 36.71%, 37.64% and	As of October 31, 2013, the Fund had five money managers: two
38.02%, respectively. This is compared to the Fund’s benchmark,	growth-oriented, one market-oriented and two value-oriented.
the Russell 2500™ Index, which gained 35.41% during the same	All of the Fund’s managers outperformed their respective
period. The Fund’s performance includes operating expenses,	benchmarks.
whereas index returns are unmanaged and do not include	Fiscal year 2013, while not ideal, was a significantly better
expenses of any kind.	active environment. The threat of high U.S. interest rates caused
For the fiscal year ended October 31, 2013, the Lipper® Mid-Cap	investors to rotate out of REITs and other higher yielding areas
Core Funds Average, a group of funds that Lipper considers to	of the market, which had become unattractive on a valuation
have investment strategies similar to those of the Fund, gained	basis. This proved a boon for active investors, particularly value
33.85%. For the same period, the Lipper® Small-Cap Growth	focused managers. Paired with this was investors’ appetite for
Funds Average, another group of funds that Lipper considers to	higher earnings growth companies, spurred on by U.S. economic
have investment strategies similar to those of the Fund, gained	optimism. This was a favorable tailwind for growth strategies,
37.58%. These results serve as peer comparisons and are	with secular growth and earnings momentum strategies the most
expressed net of operating expenses.	beneficial recipients.
RIMCo may assign a money manager a specific style or	Chartwell Investment Partners (“Chartwell”) outperformed
capitalization benchmark other than the Fund’s index. However,	the Russell 2500 TM Value Index for the fiscal year. Helped by
the Fund’s primary index remains the benchmark for the Fund	an underweight exposure to dividend yield, performance was
and is representative of the aggregate of each money manager’s	driven by a combination of positive stock selection, primarily in
benchmark index.	financial services, and sector exposures, primarily an overweight

How did the market conditions described in the Market	to producer durables and consumer staples.
Summary report affect the Fund’s performance?	Parametric Portfolio Associates LLC (“Parametric”) outperformed the Russell 2500TM Index for the fiscal year. Performance was
The fiscal year ended October 31, 2013 saw the Fund materially
outperform the Russell 2500™ Index. The fiscal year was	primarily the result of positive stock selection. Selection was
characterized by investors’ positive disposition towards the	positive across the majority of sectors, with selection in energy the
U.S. economic recovery, spurred by the fiscal cliff resolution	largest positive contributor. Sector exposures were also a small
in late 2012, despite political machinations in Washington and	positive contributor to performance, helped by an underweight
international growth concerns. The favorable relative conditions	exposure to utilities.

Russell Tax-Managed U.S. Mid and Small Cap Fund 251

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Netols Asset Management, Inc. (“Netols”) outperformed the	to ensure that the Fund had full market exposure. This had a
Russell 2500 TM Value Index for the fiscal year. Helped by a	positive impact on the Fund’s performance.
combination of positioning and stock specific stories, Netols
outperformed through positive stock selection and sector	Describe any changes to the Fund’s structure or the money
exposures. Stock selection in financial services, helped by an	manager line-up.
underweight to REITs, was the largest positive contributor.	There were no changes to the Fund’s structure or money manager lineup during the fiscal year.
Summit Creek Advisors, LLC (“Summit Creek”) outperformed the
Russell 2500TM Growth Index for the fiscal year. A combination	Money Managers as of October 31,
of the manager’s focus on secular, higher growth companies and	2013	Styles
bias to smaller market cap stocks was beneficial and helped	Chartwell Investment Partners	Value
Summit creek outperform through a combination of positive stock	Netols Asset Management, Inc.	Value
selection and sector exposures. Stock selection in utilities and	Parametric Portfolio Associates LLC	Market-Oriented
energy were the primary contributors to performance.	Summit Creek Advisors, LLC	Growth
	Turner Investment Partners, Inc.	Growth
Turner Investment Partners, Inc. (“Turner”) outperformed the
Russell 2500TM Growth Index for the fiscal year. While investors’
The views expressed in this report reflect those of the
appetite for higher earnings growth companies was a beneficial	portfolio managers only through the end of the period
tailwind to Turner, performance was driven by stock specific drivers	covered by the report. These views	do not necessarily
particularly in biotechnology. Consequently, stock selection	represent the views of RIMCo or any other person in RIMCo
accounted for the majority of the Turner’s outperformance.	or any other affiliated organization. These views are subject
RIMCo manages the portion of the Fund’s assets that RIMCo	to change at any time based upon market conditions or
determines not to allocate to the money managers. Assets not	other events, and RIMCo disclaims any responsibility to
allocated to managers include the Fund’s liquidity reserves and	update the views contained herein. These views should not
assets which may be managed directly by RIMCo to modify	be relied on as investment advice and, because investment
the Fund’s overall portfolio characteristics to seek to achieve	decisions for a Russell Investment Company (“RIC”) Fund
the desired risk/return profile for the Fund. During the period,	are based on numerous factors, should not be relied on as
RIMCo equitized the Fund’s cash using index futures contracts	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2003.

** Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™
Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

252 Russell Tax-Managed U.S. Mid and Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,197.10	$1,017.49
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$8.47	$7.78

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,193.40	$1,013.86
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$12.44	$11.42
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.25%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,197.50	$1,017.64
	Expenses Paid During Period*	$8.31	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Mid and Small Cap Fund 253

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,198.80	$1,018.90
Expenses Paid During Period*	$6.93	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

254 Russell Tax-Managed U.S. Mid and Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 92.2%			Pool Corp.	3,851	209
			PulteGroup, Inc.	8,808	155
Consumer Discretionary - 16.0%			PVH Corp.	3,640	453
1-800-Flowers.com, Inc. Class A(Æ)	7,271	39	Red Robin Gourmet Burgers, Inc.(Æ)	2,684	204
Aaron's, Inc. Class A	5,967	169	Ross Stores, Inc.	2,423	187
Aeropostale, Inc.(Æ)(Ñ)	6,007	56	Scientific Games Corp. Class A(Æ)	8,175	149
ANN, Inc.(Æ)	23,687	838	Sears Holdings Corp.(Æ)	1,037	60
Barnes & Noble, Inc.(Æ)(Ñ)	7,464	105	Service Corp. International	12,050	217
Beazer Homes USA, Inc.(Æ)(Ñ)	5,350	97	SHFL Entertainment, Inc.(Æ)	5,562	129
Biglari Holdings, Inc.(Æ)	264	115	Shoe Carnival, Inc.	6,564	171
Brinker International, Inc.	5,264	234	Shutterfly, Inc.(Æ)	32,215	1,583
Buffalo Wild Wings, Inc.(Æ)	10,660	1,520	Signet Jewelers, Ltd.	3,562	266
Cabela's, Inc.(Æ)	16,092	955	Stage Stores, Inc.	42,375	875
Callaway Golf Co.	14,281	120	Starz(Æ)	5,402	163
Capella Education Co.(Æ)	17,266	1,052	Tenneco, Inc.(Æ)	19,393	1,029
CarMax, Inc.(Æ)	3,653	172	Tiffany & Co.	1,713	136
Carter's, Inc.	10,389	718	Tilly's, Inc. Class A(Æ)	43,868	639
Cato Corp. (The) Class A	28,730	861	TiVo, Inc.(Æ)	9,635	128
Cedar Fair, LP(Ñ)	20,239	928	Tupperware Brands Corp.	2,897	260
Cheesecake Factory, Inc. (The)	15,561	735	Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	4,930	635
Chico's FAS, Inc.	10,882	187	Urban Outfitters, Inc.(Æ)	15,600	591
Conn's, Inc.(Æ)(Ñ)	8,910	539	ValueClick, Inc.(Æ)	5,445	105
Cooper Tire & Rubber Co.	4,229	110	Wolverine World Wide, Inc.	2,290	132
Dana Holding Corp.	9,122	179	Wyndham Worldwide Corp.	2,673	178
DeVry, Inc.(Ñ)	20,148	723	Zale Corp.(Æ)	84,619	1,323
Domino's Pizza, Inc.	15,004	1,006	Zumiez, Inc.(Æ)	13,080	388
Dorman Products, Inc.	30,612	1,488
DR Horton, Inc.	8,130	154			40,653
DreamWorks Animation SKG, Inc. Class
A(Æ)(Ñ)	5,210	178	Consumer Staples - 3.3%
Dunkin' Brands Group, Inc.	10,080	481	Boulder Brands, Inc.(Æ)(Ñ)	56,190	921
Ethan Allen Interiors, Inc.	28,109	749	Casey's General Stores, Inc.	29,838	2,175
Fifth & Pacific Cos., Inc.(Æ)	27,270	722	Constellation Brands, Inc. Class A(Æ)	2,422	158
Five Below, Inc.(Æ)	10,400	502	Fresh Market, Inc. (The)(Æ)	21,210	1,080
Fortune Brands Home & Security, Inc.	11,080	477	Hain Celestial Group, Inc. (The)(Æ)	3,078	256
GameStop Corp. Class A	3,441	189	Harris Teeter Supermarkets, Inc.	4,139	204
Gannett Co., Inc.	6,655	184	Herbalife, Ltd.(Ñ)	4,250	276
Gentex Corp.	6,490	191	JM Smucker Co. (The)	1,628	181
Gentherm, Inc.(Æ)	71,384	1,667	Monster Beverage Corp.(Æ)	2,242	128
G-III Apparel Group, Ltd.(Æ)	19,400	1,100	Rite Aid Corp.(Æ)	65,160	347
Goodyear Tire & Rubber Co. (The)	9,881	207	SUPERVALU, Inc.(Æ)(Ñ)	97,351	684
Grand Canyon Education, Inc.(Æ)	5,923	280	TreeHouse Foods, Inc.(Æ)	26,398	1,934
Hanesbrands, Inc.	3,303	225			8,344
Helen of Troy, Ltd.(Æ)	13,050	610
Hertz Global Holdings, Inc.(Æ)	6,972	160	Energy - 4.2%
hhgregg, Inc.(Æ)(Ñ)	6,587	102	Approach Resources, Inc.(Æ)(Ñ)	3,921	110
Hibbett Sports, Inc.(Æ)(Ñ)	11,310	660	Basic Energy Services, Inc.(Æ)	12,175	179
Iconix Brand Group, Inc.(Æ)	6,370	230	Bill Barrett Corp.(Æ)(Ñ)	26,324	728
Interpublic Group of Cos., Inc. (The)	14,186	238	C&J Energy Services, Inc.(Æ)(Ñ)	5,121	118
Jack in the Box, Inc.(Æ)	23,145	942	Cabot Oil & Gas Corp.	4,672	165
John Wiley & Sons, Inc. Class A(Æ)	3,050	153	CARBO Ceramics, Inc.(Ñ)	8,075	1,012
Lamar Advertising Co. Class A(Æ)	2,710	124	Carrizo Oil & Gas, Inc.(Æ)	3,467	152
Liberty Media Corp. Class A(Æ)	1,049	160	Dril-Quip, Inc.(Æ)	15,330	1,800
Life Time Fitness, Inc.(Æ)	2,427	110	Exterran Holdings, Inc.(Æ)	6,626	189
LKQ Corp.(Æ)	73,800	2,438	First Solar, Inc.(Æ)	4,514	227
Matthews International Corp. Class A	13,450	546	Frank's International NV	8,520	261
Meritage Homes Corp.(Æ)	9,380	426	Gulfport Energy Corp.(Æ)	6,920	406
Monro Muffler Brake, Inc.(Ñ)	39,828	1,832	Magnum Hunter Resources Corp.(Æ)(Ñ)	16,631	119
Movado Group, Inc.	11,250	525	Oceaneering International, Inc.	3,328	286
Pandora Media, Inc.(Æ)(Ñ)	1,773	45	Oil States International, Inc.(Æ)	2,537	276
Polaris Industries, Inc.	5,610	735	PowerSecure International, Inc.(Æ)	40,510	732

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid and Small Cap Fund 255

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Rosetta Resources, Inc.(Æ)	15,646	938	Health Care REIT, Inc.(ö)	1,344	87
SunCoke Energy, Inc.(Æ)	6,822	136	Healthcare Realty Trust, Inc.(ö)	28,925	695
SunPower Corp. Class A(Æ)(Ñ)	8,801	266	Home Loan Servicing Solutions, Ltd.	5,137	121
Superior Energy Services, Inc.(Æ)	21,861	586	Home Properties, Inc.(ö)	8,802	531
Synergy Resources Corp.(Æ)	12,491	129	Hudson City Bancorp, Inc.	16,855	151
Tesoro Corp.	3,098	151	Huntington Bancshares, Inc.	21,443	189
Walter Energy, Inc. Class A(Ñ)	9,167	146	Iberiabank Corp.	2,759	161
Whiting Petroleum Corp.(Æ)	11,909	797	Imperial Holdings, Inc.(Æ)	12,830	75
Willbros Group, Inc.(Æ)	78,382	765	Inland Real Estate Corp.(ö)	14,388	154
World Fuel Services Corp.	3,486	133	iStar Financial, Inc.(Æ)(ö)	15,472	195
		10,807	Kayne Anderson Energy Development Co.	5,082	149
			KeyCorp	15,208	191
Financial Services - 16.9%			Macerich Co. (The)(ö)	2,415	143
Advent Software, Inc.	3,915	131	Markel Corp.(Æ)	428	227
American Equity Investment Life Holding			MarketAxess Holdings, Inc.	11,340	740
Co.(Ñ)	43,411	905	MBIA, Inc.(Æ)	1,319	15
AmREIT, Inc. Class B(ö)	5,724	101	MGIC Investment Corp.(Æ)	142,292	1,158
Apollo Investment Corp.	10,693	91	Mid-America Apartment Communities, Inc.
Ares Capital Corp.	10,550	183	(ö)	9,739	647
Argo Group International Holdings, Ltd.	21,594	907	National Health Investors, Inc.(ö)	8,853	554
ARMOUR Residential REIT, Inc.(ö)	27,148	112	Navigators Group, Inc. (The)(Æ)	2,541	143
Assured Guaranty, Ltd.	7,127	146	Northwest Bancshares, Inc.	8,090	113
Astoria Financial Corp.	9,124	121	Ocwen Financial Corp. Class A(Æ)	14,410	810
Axis Capital Holdings, Ltd.	5,244	249	Old National Bancorp	45,085	656
Banco Latinoamericano de Comercio Exterior			Old Republic International Corp.	9,627	162
SA Class E	6,718	176	Oritani Financial Corp.	9,092	147
BancorpSouth, Inc.	33,785	747	PacWest Bancorp(Ñ)	24,410	929
Bank of the Ozarks, Inc.	19,410	960	Pebblebrook Hotel Trust(ö)	4,149	125
BioMed Realty Trust, Inc.(ö)	22,385	446	PennyMac Mortgage Investment Trust(ö)	6,200	143
Broadridge Financial Solutions, Inc.	5,818	205	Post Properties, Inc.(ö)	3,782	173
Camden Property Trust(ö)	3,242	208	Prosperity Bancshares, Inc.	10,670	666
Cardtronics, Inc.(Æ)	56,355	2,212	PS Business Parks, Inc.(ö)	10,300	839
Cash America International, Inc.	2,524	100	Radian Group, Inc.	16,993	248
CBL & Associates Properties, Inc.(ö)	5,858	116	Raymond James Financial, Inc.	4,148	189
CBOE Holdings, Inc.	3,885	188	RCS Capital Corp. Class A(Ñ)	4,868	86
Cedar Realty Trust, Inc.(ö)	19,364	111	Reinsurance Group of America, Inc. Class A	2,399	171
Chimera Investment Corp.(ö)	44,201	134	Resource Capital Corp.(ö)	17,484	108
Columbia Banking System, Inc.	5,350	137	Retail Opportunity Investments Corp.(ö)	7,625	113
Community Bank System, Inc.	23,529	854	Ryman Hospitality Properties, Inc.(Ñ)(ö)	4,049	149
Corrections Corp. of America(ö)	5,353	198	Selective Insurance Group, Inc.	77,271	2,030
CVB Financial Corp.	10,947	159	Signature Bank(Æ)	15,951	1,624
DuPont Fabros Technology, Inc.(ö)	19,425	483	SL Green Realty Corp.(ö)	1,767	167
Education Realty Trust, Inc. Class A(ö)	73,125	668	StanCorp Financial Group, Inc.	2,315	136
Endurance Specialty Holdings, Ltd.	16,213	896	Sun Communities, Inc.(ö)	20,089	895
Equifax, Inc.	4,071	263	Tanger Factory Outlet Centers, Inc.(ö)	5,573	194
Evercore Partners, Inc. Class A	10,170	513	Two Harbors Investment Corp.(ö)	8,096	76
Extra Space Storage, Inc.(ö)	5,406	249	UMB Financial Corp.	13,725	809
Fair Isaac Corp.	19,714	1,129	Umpqua Holdings Corp.(Ñ)	54,842	898
Federal Agricultural Mortgage Corp. Class C	4,640	166	United Bankshares, Inc.(Ñ)	14,545	430
Federal Realty Investment Trust(ö)	2,297	238	Ventas, Inc.(ö)	2,256	147
FelCor Lodging Trust, Inc.(Æ)(ö)	130,794	879	Waddell & Reed Financial, Inc. Class A	4,966	307
Fidelity National Financial, Inc. Class A	7,383	208	Walter Investment Management Corp.(Æ)	19,071	720
Fifth Street Finance Corp.	6,248	64	Webster Financial Corp.	25,008	697
First Financial Bankshares, Inc.(Ñ)	8,660	533	Westamerica Bancorporation(Ñ)	2,187	113
First Industrial Realty Trust, Inc.(ö)	45,877	829	WEX, Inc.(Æ)	5,830	544
First Midwest Bancorp, Inc.	41,249	686	WSFS Financial Corp.	2,677	187
FNB Corp.	54,025	676	Zions Bancorporation	6,307	179
Glacier Bancorp, Inc.	39,995	1,105			42,906
Green Dot Corp. Class A(Æ)	6,919	148
Hanover Insurance Group, Inc. (The)	16,570	970

See accompanying notes which are an integral part of the financial statements.

256 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Health Care - 9.9%			Belden, Inc.	3,748	252
Acadia Healthcare Co., Inc.(Æ)	33,719	1,462	Calgon Carbon Corp.(Æ)	44,000	878
Actavis PLC(Æ)	1,360	210	Carpenter Technology Corp.	11,214	665
Aegerion Pharmaceuticals, Inc.(Æ)	3,980	330	Clarcor, Inc.	13,025	762
Akorn, Inc.(Æ)	52,050	1,064	Compass Minerals International, Inc.	6,492	483
Alere, Inc.(Æ)	5,509	186	Crown Holdings, Inc.(Æ)	5,723	250
Alexion Pharmaceuticals, Inc.(Æ)	1,299	160	Eagle Materials, Inc.	3,008	226
Align Technology, Inc.(Æ)	5,643	322	Eastman Chemical Co.	2,170	171
Analogic Corp.	10,850	1,001	Hexcel Corp.(Æ)	13,620	576
Ariad Pharmaceuticals, Inc.(Æ)(Ñ)	7,162	16	Horsehead Holding Corp.(Æ)	11,069	161
Auxilium Pharmaceuticals, Inc.(Æ)	5,769	99	International Flavors & Fragrances, Inc.	5,360	443
BioMarin Pharmaceutical, Inc.(Æ)	7,371	463	Intrepid Potash, Inc.(Ñ)	34,742	516
Bio-Reference Labs, Inc.(Æ)(Ñ)	32,903	1,066	Koppers Holdings, Inc.	20,600	917
Catamaran Corp.(Æ)	21,685	1,018	Lennox International, Inc.	3,288	257
Celldex Therapeutics, Inc.(Æ)	7,464	171	Methanex Corp.	10,170	591
Chemed Corp.(Ñ)	2,336	158	Minerals Technologies, Inc.	19,497	1,104
Community Health Systems, Inc.	13,880	606	Molycorp, Inc.(Æ)(Ñ)	17,087	87
Cooper Cos., Inc. (The)	2,058	266	Owens Corning(Æ)	4,057	146
Covance, Inc.(Æ)	2,640	236	Packaging Corp. of America	4,726	294
Endo Health Solutions, Inc.(Æ)	3,319	145	PGT, Inc.(Æ)	77,927	814
Greatbatch, Inc.(Æ)	27,875	1,063	PolyOne Corp.	19,420	588
Haemonetics Corp.(Æ)	36,742	1,490	Post Holdings, Inc.(Æ)	2,767	119
Henry Schein, Inc.(Æ)	1,751	197	RBC Bearings, Inc.(Æ)	1,937	133
Hologic, Inc.(Æ)	9,896	222	RPM International, Inc.	6,601	256
ICON PLC(Æ)	24,510	991	Sensient Technologies Corp.	15,022	783
Invacare Corp.	43,472	933	Sonoco Products Co.	3,919	159
IPC The Hospitalist Co., Inc.(Æ)	17,962	984	Steel Dynamics, Inc.	8,638	155
Isis Pharmaceuticals, Inc.(Æ)(Ñ)	7,442	248	Unifi, Inc.(Æ)	18,011	439
LifePoint Hospitals, Inc.(Æ)	10,743	555	Universal Forest Products, Inc.	2,625	139
Magellan Health Services, Inc.(Æ)	7,750	455	USG Corp.(Æ)(Ñ)	15,630	427
MedAssets, Inc.(Æ)	8,685	200	WR Grace & Co.(Æ)	2,986	274
MEDNAX, Inc.(Æ)	2,410	263			14,727
Meridian Bioscience, Inc.(Ñ)	4,439	110
MiMedx Group, Inc.(Æ)(Ñ)	87,460	463	Producer Durables - 17.3%
MWI Veterinary Supply, Inc.(Æ)	12,092	1,918	Accuride Corp.(Æ)	119,581	538
NPS Pharmaceuticals, Inc.(Æ)	22,650	652	Actuant Corp. Class A	19,973	750
Omnicell, Inc.(Æ)	8,346	193	Advanced Emissions Solutions, Inc.(Æ)	19,588	740
Orexigen Therapeutics, Inc.(Æ)	26,292	128	Advisory Board Co. (The)(Æ)	18,811	1,290
Orthofix International NV(Æ)	3,868	79	Aircastle, Ltd.	8,190	155
Pharmacyclics, Inc.(Æ)	3,430	407	Alaska Air Group, Inc.	7,580	536
Quality Systems, Inc.	4,857	111	Allegiant Travel Co. Class A	1,795	187
Questcor Pharmaceuticals, Inc.(Ñ)	15,180	932	Ametek, Inc.	3,761	180
Regeneron Pharmaceuticals, Inc.(Æ)	337	97	Applied Industrial Technologies, Inc.	4,000	189
Salix Pharmaceuticals, Ltd.(Æ)	5,540	397	B/E Aerospace, Inc.(Æ)	7,510	610
Seattle Genetics, Inc.(Æ)	4,553	176	Barnes Group, Inc.	29,809	1,059
Sequenom, Inc.(Æ)(Ñ)	36,683	70	Blount International, Inc.(Æ)	53,700	654
Team Health Holdings, Inc.(Æ)	9,260	402	Brink's Co. (The)	14,175	445
TearLab Corp.(Æ)	8,227	86	Bristow Group, Inc.	21,441	1,725
Tenet Healthcare Corp.(Æ)	4,944	233	Carlisle Cos., Inc.	3,258	237
US Physical Therapy, Inc.	25,812	824	CDI Corp.	6,882	110
VCA Antech, Inc.(Æ)	22,908	652	Celadon Group, Inc.	5,958	110
ViroPharma, Inc.(Æ)	19,022	738	Chart Industries, Inc.(Æ)	2,610	280
		25,248	Chicago Bridge & Iron Co.	3,261	242
			Clean Harbors, Inc.(Æ)	5,920	366
Materials and Processing - 5.8%			Colfax Corp.(Æ)	6,210	348
AAON, Inc.	8,187	221	Commercial Vehicle Group, Inc.(Æ)	65,248	513
Acuity Brands, Inc.	8,420	846	Con-way, Inc.	3,100	128
Airgas, Inc.	1,657	181	CoStar Group, Inc.(Æ)	9,710	1,719
Ashland, Inc.	2,108	195	Echo Global Logistics, Inc.(Æ)	37,990	699
Ball Corp.	4,470	219	Electronics For Imaging, Inc.(Æ)	5,224	179

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid and Small Cap Fund 257

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
EnPro Industries, Inc.(Æ)	16,406	979	Technology - 15.4%
ESCO Technologies, Inc.	18,150	655	Anixter International, Inc.(Æ)	5,770	493
ExlService Holdings, Inc.(Æ)	24,938	721	Ansys, Inc.(Æ)	13,409	1,173
Forward Air Corp.	3,832	155	AOL, Inc.	5,211	189
Franklin Electric Co., Inc.	17,335	656	Applied Micro Circuits Corp.(Æ)	13,404	156
G&K Services, Inc. Class A	9,175	573	Aruba Networks, Inc.(Æ)	33,700	632
GATX Corp.	20,275	1,045	Aspen Technology, Inc.(Æ)	51,650	1,975
Generac Holdings, Inc.	11,260	556	Atmel Corp.(Æ)	18,159	132
Genesee & Wyoming, Inc. Class A(Æ)	6,244	623	Avnet, Inc.	5,180	206
GrafTech International, Ltd.(Æ)(Ñ)	12,464	111	Bazaarvoice, Inc.(Æ)	9,850	92
Granite Construction, Inc.	4,810	156	Blackbaud, Inc.	3,189	115
Gulfmark Offshore, Inc. Class A	30,450	1,516	Bottomline Technologies de, Inc.(Æ)	20,663	649
Healthcare Services Group, Inc.	4,418	121	Brightcove, Inc.(Æ)	10,102	154
HEICO Corp.	4,858	260	Cavium, Inc.(Æ)	19,650	792
Herman Miller, Inc.	24,462	742	Checkpoint Systems, Inc.(Æ)	57,547	979
HNI Corp.	4,654	181	CIBER, Inc.(Æ)	70,018	228
Hub Group, Inc. Class A(Æ)	2,803	103	comScore, Inc.(Æ)	49,292	1,317
Itron, Inc.(Æ)	2,554	109	Cornerstone OnDemand, Inc.(Æ)	6,960	330
Kansas City Southern	1,553	189	Dealertrack Technologies, Inc.(Æ)	41,440	1,546
KBR, Inc.	6,364	220	Digimarc Corp.	26,210	552
Kirby Corp.(Æ)	5,260	465	DigitalGlobe, Inc.(Æ)	5,661	180
Knight Transportation, Inc.	46,775	794	Diodes, Inc.(Æ)	25,387	615
Knoll, Inc.	33,555	551	EarthLink, Inc.	157,371	796
Lexmark International, Inc. Class A	4,190	149	Ellie Mae, Inc.(Æ)	39,040	1,128
Liquidity Services, Inc.(Æ)(Ñ)	17,192	449	Emulex Corp.(Æ)	13,717	103
Littelfuse, Inc.	2,549	217	Entegris, Inc.(Æ)	55,297	572
Manitowoc Co., Inc. (The)	7,453	145	Envestnet, Inc.(Æ)	17,592	639
MasTec, Inc.(Æ)	15,770	504	EPAM Systems, Inc.(Æ)	41,790	1,566
MAXIMUS, Inc.	15,920	771	Equinix, Inc.(Æ)	697	113
Mettler-Toledo International, Inc.(Æ)	812	201	Fabrinet(Æ)	48,542	813
Middleby Corp.(Æ)	2,190	499	Fairchild Semiconductor International, Inc.
Navigant Consulting, Inc.(Æ)	8,155	141	Class A(Æ)	42,365	537
Old Dominion Freight Line, Inc.(Æ)	13,595	638	FEI Co.	5,930	528
Orbital Sciences Corp.(Æ)	9,617	222	FireEye, Inc.(Æ)	5,950	225
OSI Systems, Inc.(Æ)	6,310	460	Groupon, Inc. Class A(Æ)	39,190	358
Pall Corp.	2,164	174	Infoblox, Inc.(Æ)	15,299	680
Pentair, Ltd.	2,929	196	IPG Photonics Corp.(Ñ)	1,991	132
PHH Corp.(Æ)	29,196	702	Jabil Circuit, Inc.	7,013	146
Proto Labs, Inc.(Æ)(Ñ)	9,332	783	JDS Uniphase Corp.(Æ)	40,761	534
Quanta Services, Inc.(Æ)	6,132	185	Lambda TD Software, Inc.(Æ)	7,721	127
Roadrunner Transportation Systems, Inc.(Æ)	37,064	982	LivePerson, Inc.(Æ)	26,930	252
Robert Half International, Inc.	4,436	171	MA-COM Technology Solutions Holdings,
Rush Enterprises, Inc. Class A(Æ)	31,636	905	Inc.(Æ)	39,799	687
ServiceSource International, Inc.(Æ)(Ñ)	12,884	139	Mentor Graphics Corp.	9,771	216
Sykes Enterprises, Inc.(Æ)	35,341	662	MICROS Systems, Inc.(Æ)(Ñ)	4,213	229
Taser International, Inc.(Æ)	14,055	250	Monolithic Power Systems, Inc.	20,676	658
Terex Corp.(Æ)	4,352	152	Monotype Imaging Holdings, Inc.	25,324	715
Tetra Tech, Inc.(Æ)	4,369	114	Newport Corp.(Æ)	8,837	140
Titan International, Inc.(Ñ)	39,506	573	NXP Semiconductor NV(Æ)	10,910	460
Toro Co. (The)	20,417	1,203	ON Semiconductor Corp.(Æ)	17,572	124
Trimas Corp.(Æ)	26,316	996	Plexus Corp.(Æ)	46,593	1,784
Trimble Navigation, Ltd.(Æ)	15,110	432	Polycom, Inc.(Æ)	54,505	567
United Rentals, Inc.(Æ)	16,823	1,087	Progress Software Corp.(Æ)	62,101	1,612
United Stationers, Inc.	26,546	1,180	Qlik Technologies, Inc.(Æ)	5,465	138
Wabtec Corp.	19,027	1,240	QLogic Corp.(Æ)	9,620	119
WageWorks, Inc.(Æ)	15,170	777	Qualys, Inc.(Æ)	15,450	321
WESCO International, Inc.(Æ)	2,677	229	Rambus, Inc.(Æ)	18,176	159
Zebra Technologies Corp. Class A(Æ)	17,575	849	RealPage, Inc.(Æ)	37,030	908
		43,847	RetailMeNot, Inc.(Æ)	21,924	715
			RF Micro Devices, Inc.(Æ)	18,559	97

See accompanying notes which are an integral part of the financial statements.

258 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)

	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$
Rogers Corp.(Æ)	2,812		171
Rovi Corp.(Æ)	7,181		120	Net Assets - 100.0%	254,026
SBA Communications Corp. Class A(Æ)	2,333		204
ServiceNow, Inc.(Æ)	8,510		465
Spansion, Inc. Class A(Æ)	9,366		112
Splunk, Inc.(Æ)	10,930		685
Stratasys, Ltd.(Æ)	9,070		1,027
Synchronoss Technologies, Inc.(Æ)	6,060		210
Syntel, Inc.(Æ)	16,397		1,408
Tangoe, Inc.(Æ)	36,990		706
TIBCO Software, Inc.(Æ)	6,219		153
Tyler Technologies, Inc.(Æ)	4,910		475
Ultimate Software Group, Inc.(Æ)	5,908		913
VeriFone Systems, Inc.(Æ)	31,880		722
Yelp, Inc. Class A(Æ)	5,960		404
			39,178

Utilities - 3.4%
8x8, Inc.(Æ)	128,060		1,468
ALLETE, Inc.	3,252		164
Avista Corp.	17,880		497
Black Hills Corp.	12,915		655
CenterPoint Energy, Inc.	7,174		176
Cleco Corp.	24,843		1,151
Connecticut Water Service, Inc.	4,800		154
El Paso Electric Co.	4,961		174
Empire District Electric Co.	27,603		621
Gran Tierra Energy, Inc.(Æ)	17,173		130
Idacorp, Inc.	2,424		125
j2 Global, Inc.	18,185		1,000
National Fuel Gas Co.	3,059		219
New Jersey Resources Corp.	3,300		152
Northeast Utilities	3,872		166
Northwest Natural Gas Co.(Ñ)	1,913		83
NorthWestern Corp.	22,031		1,010
NRG Energy, Inc.	2,658		76
PNM Resources, Inc.	4,871		117
Southwest Gas Corp.	4,108		223
Time Warner Telecom, Inc. Class A(Æ)	7,653		241
			8,602

Total Common Stocks
(cost $149,578)			234,312

Short-Term Investments - 7.6%
Russell U.S. Cash Management Fund	19,250,140	(8)	19,250
Total Short-Term Investments
(cost $19,250)			19,250

Other Securities - 7.3%
Russell U.S. Cash Collateral Fund(×)	18,531,641	(8)	18,532
Total Other Securities
(cost $18,532)			18,532
Total Investments 107.1%
(identified cost $187,360)			272,094

Other Assets and Liabilities,
Net - (7.1%)			(18,068)

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid and Small Cap Fund 259

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)		150	USD	19,296	12/13	666
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						666

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$40,653	$—	$—		$40,653	16.0
Consumer Staples	8,344	—	—		8,344	3.3
Energy	10,807	—	—		10,807	4.2
Financial Services	42,906	—	—		42,906	16.9
Health Care	25,248	—	—		25,248	9.9
Materials and Processing	14,727	—	—		14,727	5.8
Producer Durables	43,847	—	—		43,847	17.3
Technology	39,178	—	—		39,178	15.4
Utilities	8,602	—	—		8,602	3.4
Short-Term Investments	—	19,250	—		19,250	7.6
Other Securities	—	18,532	—		18,532	7.3
Total Investments	234,312	37,782	—		272,094	107.1
Other Assets and Liabilities, Net						(7.1)
						100.0
Other Financial Instruments
Futures Contracts	666	—	—		666	0.3
Total Other Financial Instruments*	$666	$—	$—		$666

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

260 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$666

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$3,393

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts		$855

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid and Small Cap Fund 261

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$187,360
Investments, at fair value(*)(>)	272,094
Cash (restricted)(a)	995
Receivables:
Dividends and interest	42
Dividends from affiliated Russell funds	1
Investments sold	1,382
Fund shares sold	402
Total assets	274,916

Liabilities
Payables:
Investments purchased	1,796
Fund shares redeemed	162
Accrued fees to affiliates	293
Other accrued expenses	43
Variation margin on futures contracts	64
Payable upon return of securities loaned	18,532
Total liabilities	20,890

Net Assets	$254,026

See accompanying notes which are an integral part of the financial statements.

262 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(551)
Accumulated net realized gain (loss)	18,978
Unrealized appreciation (depreciation) on:
Investments	84,734
Futures contracts	666
Shares of beneficial interest	113
Additional paid-in capital	150,086
Net Assets	$254,026
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$21.99
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$23.33
Class A — Net assets	$3,255,742
Class A — Shares outstanding ($.01 par value)	148,071
Net asset value per share: Class C(#)	$19.81
Class C — Net assets	$11,217,889
Class C — Shares outstanding ($.01 par value)	566,402
Net asset value per share: Class E(#)	$22.01
Class E — Net assets	$5,664,821
Class E — Shares outstanding ($.01 par value)	257,353
Net asset value per share: Class S(#)	$22.61
Class S — Net assets	$233,887,106
Class S — Shares outstanding ($.01 par value)	10,344,867
Amounts in thousands
(*) Securities on loan included in investments	$18,311
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$37,782
(a) Cash Collateral for Futures	$995
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid and Small Cap Fund 263

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Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$2,088
Dividends from affiliated Russell funds	18
Securities lending income	263
Total investment income	2,369

Expenses
Advisory fees	2,038
Administrative fees	100
Custodian fees	40
Distribution fees - Class A	6
Distribution fees - Class C	68
Transfer agent fees - Class A	5
Transfer agent fees - Class C	18
Transfer agent fees - Class E	10
Transfer agent fees - Class S	383
Professional fees	55
Registration fees	52
Shareholder servicing fees - Class C	23
Shareholder servicing fees - Class E	12
Trustees’ fees	5
Printing fees	15
Miscellaneous	8
Expenses before reductions	2,838
Expense reductions	(125)
Net expenses	2,713
Net investment income (loss)	(344)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,167
Futures contracts	3,393
Net realized gain (loss)	19,560
Net change in unrealized appreciation (depreciation) on:
Investments	47,572
Futures contracts	855
Net change in unrealized appreciation (depreciation)	48,427
Net realized and unrealized gain (loss)	67,987
Net Increase (Decrease) in Net Assets from Operations	$67,643

See accompanying notes which are an integral part of the financial statements.

264 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(344)	$(168)
Net realized gain (loss)	19,560	10,912
Net change in unrealized appreciation (depreciation)	48,427	4,931
Net increase (decrease) in net assets from operations	67,643	15,675

Distributions
From net investment income
Class A	(—**)	—
Class S	(288)	—
From net realized gain
Class A	(2)	—
Class C	(10)	—
Class E	(5)	—
Class S	(188)	—
Net decrease in net assets from distributions	(493)	—

Share Transactions*
Net increase (decrease) in net assets from share transactions	22,066	610
Total Net Increase (Decrease) in Net Assets	89,216	16,285

Net Assets
Beginning of period	164,810	148,525
End of period	$254,026	$164,810
Undistributed (overdistributed) net investment income included in net assets	$(551)	$(208)
** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid and Small Cap Fund 265

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	85	$1,558	42	$656
Proceeds from reinvestment of distributions	—	2	—	—
Payments for shares redeemed	(26)	(515)	(17)	(278)
Net increase (decrease)	59	1,045	25	378
Class C
Proceeds from shares sold	173	2,843	95	1,325
Proceeds from reinvestment of distributions	—	10	—	—
Payments for shares redeemed	(95)	(1,603)	(104)	(1,472)
Net increase (decrease)	78	1,250	(9)	(147)
Class E
Proceeds from shares sold	94	1,768	71	1,094
Proceeds from reinvestment of distributions	—	5	—	—
Payments for shares redeemed	(80)	(1,549)	(65)	(1,011)
Net increase (decrease)	14	224	6	83
Class S
Proceeds from shares sold	2,872	53,990	1,675	26,716
Proceeds from reinvestment of distributions	28	466	—	—
Payments for shares redeemed	(1,830)	(34,909)	(1,680)	(26,420)
Net increase (decrease)	1,070	19,547	(5)	296
Total increase (decrease)	1,221	$22,066	17	$610

See accompanying notes which are an integral part of the financial statements.

266 Russell Tax-Managed U.S. Mid and Small Cap Fund

(This page intentionally left blank)

Russell Investment Company
Russell Tax-Managed U.S. Mid and Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	16.00	(.08)	6.09	6.01	—(f)	(.02)
October 31, 2012	14.47	(.05)	1.58	1.53	—	—
October 31, 2011	13.06	(.07)	1.48	1.41	—	—
October 31, 2010(1)	12.18	(.02)	.90	.88	—	—

Class C
October 31, 2013	14.51	(.18)	5.50	5.32	—	(.02)
October 31, 2012	13.23	(.15)	1.43	1.28	—	—
October 31, 2011	12.02	(.18)	1.39	1.21	—	—
October 31, 2010	9.62	(.11)	2.51	2.40	—	—
October 31, 2009	8.69	(.06)	.99	.93	—	—

Class E
October 31, 2013	16.01	(.06)	6.08	6.02	—	(.02)
October 31, 2012	14.48	(.05)	1.58	1.53	—	—
October 31, 2011	13.06	(.08)	1.50	1.42	—	—
October 31, 2010	10.38	(.03)	2.71	2.68	—	—
October 31, 2009	9.37	—(f)	1.06	1.06	(.05)	—

Class S
October 31, 2013	16.43	(.02)	6.25	6.23	(.03)	(.02)
October 31, 2012	14.83	(.01)	1.61	1.60	—	—
October 31, 2011	13.34	(.05)	1.54	1.49	—	—
October 31, 2010	10.58	—	2.77	2.77	(.01)	—
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—

See accompanying notes which are an integral part of the financial statements.
268 Russell Tax-Managed U.S. Mid and Small Cap Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.02)	21.99	37.62	3,256	1.56	1.53	(.44)	46
—	16.00	10.57	1,426	1.58	1.53	(.34)	48
—	14.47	11.03	932	1.63	1.53	(.48)	46
—	13.06	7.23	213	1.61	1.50	(.44)	57

(.02)	19.81	36.71	11,218	2.31	2.25	(1.11)	46
—	14.51	9.68	7,083	2.34	2.25	(1.06)	48
—	13.23	10.23	6,571	2.36	2.25	(1.33)	46
—	12.02	24.95	7,170	2.34	2.24	(1.02)	57
—	9.62	10.57	7,033	2.36	2.21	(.69)	55

(.02)	22.01	37.64	5,665	1.56	1.50	(.36)	46
—	16.01	10.57	3,898	1.59	1.50	(.31)	48
—	14.48	11.10	3,443	1.61	1.50	(.56)	46
—	13.06	25.82	3,966	1.60	1.49	(.29)	57
(.05)	10.38	11.48	2,794	1.60	1.46	(.02)	55

(.05)	22.61	38.02	233,887	1.31	1.25	(.11)	46
—	16.43	10.79	152,403	1.34	1.25	(.06)	48
—	14.83	11.32	137,579	1.36	1.25	(.32)	46
(.01)	13.34	26.20	137,567	1.35	1.24	(.03)	57
(.08)	10.58	11.74	119,802	1.36	1.22	.29	55

See accompanying notes which are an integral part of the financial statements.
Russell Tax-Managed U.S. Mid and Small Cap Fund 269

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Global Opportunistic Credit Fund - Class A			Russell Global Opportunistic Credit Fund - Class Y
	Total			Total
	Return			Return
1 Year	(0.46)%		1 Year	3.89%
Inception*	5.30	%§	Inception*	7.02	%§

Russell Global Opportunistic Credit Fund - Class C			BofA Merrill Lynch Global High Yield Index (Hedged) **
	Total
	Return			Total
				Return
1 Year	2.61%		1 Year	9.15%
Inception*	5.83	%§	Inception *	9.75	%§

Russell Global Opportunistic Credit Fund - Class E
	Total		Global Opportunistic Credit Blended Benchmark ***
	Return			Total
1 Year	3.44%			Return
Inception*	6.64	%§	1 Year	4.47%
			Inception *	8.17	%§

Russell Global Opportunistic Credit Fund - Class S
	Total
	Return
1 Year	3.69%
Inception*	6.90	%§

270 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Global Opportunistic Credit Fund (the “Fund”)	conditions dissipated. In the U.S. as well as Europe, financials
employs a multi-manager approach whereby portions of the Fund	led the way as a sector. Floating rate bank loans benefited from
are allocated to different money managers. Fund assets not	their shorter duration, but ultimately underperformed the bond
allocated to money managers are managed by Russell Investment	market as credit spreads compressed, which was more positive
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	for bonds.
may change the allocation of the Fund’s assets among money	Emerging market debt had a negative return over the one year
managers at any time. An exemptive order from the Securities	period driven by a number of factors. Rising U.S. interest rates
and Exchange Commission (“SEC”) permits RIMCo to engage	had an immediate negative impact on dollar-denominated
or terminate a money manager at any time, subject to approval	sovereign debt, which tends to be relatively long duration. Local
by the Fund’s Board, without a shareholder vote. Pursuant to the	currency sovereign debt performed only modestly better, but still
terms of the exemptive order, the Fund is required to notify its	negative as rising U.S. rates also created fears of capital outflows
shareholders within 90 days of when a money manager begins	from emerging markets, leading to depreciation of emerging
providing services. As of October 31, 2013, the Fund had four	market currencies. The corporate market, by contrast, managed
money managers.	to generate a positive rate of return, albeit well below riskier
What is the Fund’s investment objective?	developed market high yield corporate bonds.

The Fund seeks to provide total return.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark
fiscal year ended October 31, 2013?	relative performance?
For the fiscal year ended October 31, 2013, the Fund’s Class A,	Given the Fund’s investment strategies, the Fund will tend to
Class C, Class E, Class S, and Class Y Shares gained 3.44%,	outperform in markets where high yield financials underperform
2.61%, 3.44%, 3.69% and 3.89%, respectively. This is compared	and non-U.S. dollar emerging market sovereign bonds outperform
to the Fund’s primary benchmark, the BofA Merrill Lynch Global	the dollar market. Outperformance from lower quality high yield
High Yield Index (U.S. Dollar-hedged), which gained 9.15%	also tends to benefit the Fund as does strong performance of
during the same period, and the Fund’s secondary benchmark,	bank loans. These broad factors had a mixed impact on Fund
a composite index consisting of 60% Bank of America Merrill	performance over the year. Local emerging market debt and
Lynch Global High Yield Index (U.S. Dollar-hedged) and 40%	lower quality high yield were positive for performance, while the
JP Morgan EMBI Global Diversified Index, which gained 4.47%	financials underweight and bank loan exposure were negative.
during the same period. RIMCo believes that the Fund’s secondary	DDJ Capital Management, LLC (“DDJ”) outperformed the BofA
benchmark is more representative than the primary benchmark	Merrill Lynch US High Yield Master II Index for the fiscal year.
of the investment strategies pursued by the Fund. The Fund’s	An overweight to CCC-rated issuers and strong security selection
performance includes operating expenses, whereas index returns	were leading drivers of performance. An underweight to duration
are unmanaged and do not include expenses of any kind.	also helped. Exposure to bank loans was a drag overall, but the
For the fiscal year ended October 31, 2013, the Lipper® Multi-	tactical timing of that exposure was modestly additive.
Sector Income Funds Average, a group of funds that Lipper	Lazard Asset Management, LLC (“Lazard”) outperformed the
considers to have investment strategies similar to those of the	JPMorgan GBI-EM Global Diversified Index for the fiscal year.
Fund, gained 3.15%. This return serves as a peer comparison	Attribution was balanced across interest rate and currency
and is expressed net of operating expenses.	strategies. Underweighting duration risk was a positive. On the
RIMCo may assign a money manager a benchmark other than the	currency side, short Indonesian rupiah and Turkish lira were
Fund’s index. However, the Fund’s primary index remains the	positive positions.
primary benchmark for the Fund.	Oaktree Capital Management, L.P. (“Oaktree”) outperformed its
60% BofA Merrill Lynch US High Yield Master II Index / 40%
How did the market conditions described in the Market	BofA Merrill Lynch Global High Yield – European Issuer Index
Summary report affect the Fund’s performance?	(U.S. Dollar-hedged) blended benchmark for the fiscal year. An
There was a meaningful divergence in performance between	underweight to BB-rated issuers and strong security selection
developed market high yield corporate bonds and emerging	were key performance drivers. An underweight to European
market debt over the one year period, as high yield continued its	financials detracted.
run of strong performance while emerging market debt dipped
into negative return territory. The European high yield market	Stone Harbor Investment Partners LP (“Stone Harbor”)
was particularly strong with a double digit return as recessionary	underperformed the JPMorgan EMBI Global Diversified Index for

Russell Global Opportunistic Credit Fund 271

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

the fiscal year. An underweight to Argentina during the latter half	The use of these derivatives had a limited impact on Fund
of the year was a leading driver of underperformance from country	performance.
selection. Corporate and local emerging market debt exposure
added value from a sector perspective but again country selection	Describe any changes to the Fund’s structure or the money
detracted.	manager line-up.
There were no changes to the Fund’s structure or money manager
RIMCo manages the portion of the Fund’s assets that RIMCo	line up during the fiscal year.
determines not to allocate to the money managers. Assets not
allocated to managers include the Fund’s liquidity reserves and	Money Managers as of October 31,
assets which may be managed directly by RIMCo to modify the	2013	Styles
Fund’s overall portfolio characteristics to seek to achieve the	DDJ Capital Management, LLC	Sector Specialist
desired risk/return profile for the Fund. During the period, RIMCo	Lazard Asset Management, LLC	Sector Specialist
managed the Fund’s liquidity reserves with an index replication	Oaktree Capital Management, L.P.	Sector Specialist
strategy that favored high yield spread risk in lieu of emerging	Stone Harbor Investment Partners LP	Sector Specialist
market spread risk. The strategy uses a mix of treasury futures,
total return swaps and credit default swaps to broadly replicate	The views expressed in this report reflect those of the portfolio
market exposure similar to the Fund’s secondary benchmark.	managers only through the end of the period covered by
This positioning had a limited positive impact on the Fund’s	the report. These views do not necessarily represent the
performance. RIMCo also entered into foreign exchange currency	views of RIMCo, or any other person in RIMCo or any other
forwards to hedge money manager currency exposures. These	affiliated organization. These views are subject to change
currency hedging activities were also positive for performance, but	at any time based upon market conditions or other events,
only to a very small extent. RIMCo also consistently overweighted	and RIMCo disclaims any responsibility to update the views
DDJ and underweighted Stone Harbor relative to target weights	contained herein. These views should not be relied on as
throughout the period, which was additive to performance.	investment advice and, because investment decisions for
During the period, the Fund used derivatives to manage duration,	a Russell Investment Company (“RIC”) Fund are based on
yield-curve positioning, currency risk and credit risk. Futures,	numerous factors, should not be relied on as an indication
forwards, and credit default swaps were used for this purpose.	of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S and Y Shares on September 30, 2010.

**	The Bank of America Merrill Lynch Global High Yield Index (USD hedged) is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.

***	The Global Opportunistic Credit Blended Benchmark is a composite index consisting of 60% Bank of America Merrill Lynch Global High Yield Index (USD
hedged) and 40% JP Morgan EMBI Global Diversified Index. The Global Opportunistic Credit Blended Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that is more representative of the investment strategies pursued by the Fund.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

272 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$978.20	$1,019.26
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$5.88	$6.01

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.18%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$974.50	$1,015.48
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$9.61	$9.80
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.93%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$979.30	$1,019.26
	Expenses Paid During Period*	$5.89	$6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.18%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Opportunistic Credit Fund 273

Russell Investment Company
Russell Global Opportunistic Credit Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$979.60	$1,020.52
Expenses Paid During Period*	$4.64	$4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$980.90	$1,020.92
Expenses Paid During Period*	$4.24	$4.33

* Expenses are equal to the Fund's annualized expense ratio of 0.85%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

274 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$

Long-Term Fixed Income Investments - 88.1%				5.650% due 03/19/22 (Þ)		358	355
				Samarco Mineracao SA
Argentina - 0.0%				4.125% due 11/01/22 (Þ)		400	366
City of Buenos Aires Argentina							35,703
9.950% due 03/01/17 (Þ)		255	253	Canada - 0.6%
				Great Canadian Gaming Corp.
Australia - 0.2%				6.625% due 07/25/22 (Þ)	CAD	140	138
FMG Resources Pty, Ltd.				HudBay Minerals, Inc.
6.875% due 02/01/18 (Þ)		1,665	1,765	9.500% due 10/01/20		1,835	1,890
				Hudson's Bay Co.
				1.000% due 10/04/21		1,720	1,765
Austria - 0.0%				Kodiak Oil & Gas Corp.
ESAL GmbH				5.500% due 01/15/21 (Þ)		1,215	1,245
6.250% due 02/05/23 (Þ)		275	250	Pacific Rubiales Energy Corp.
				5.125% due 03/28/23 (Þ)		260	249
Azerbaijan - 0.2%							5,287
State Oil Co. of the Azerbaijan Republic				Cayman Islands - 0.4%
5.450% due 02/09/17		743	794	China Lesso Group Holdings, Ltd.
4.750% due 03/13/23		880	847	7.875% due 05/13/16 (Þ)		200	211
			1,641	China Overseas Finance Cayman V, Ltd.
Bermuda - 0.3%				3.950% due 11/15/22		200	181
				Country Garden Holdings Co., Ltd.
Seadrill, Ltd.				7.250% due 04/04/21 (Å)		202	202
5.625% due 09/15/17 (Þ)		1,250	1,291	Dubai Holding Commercial Operations
6.125% due 09/15/20 (Þ)		1,400	1,407	MTN, Ltd.
			2,698	Series EMtN
Brazil - 3.8%				6.000% due 02/01/17	GBP	500	826
Banco do Brasil SA				Emaar Sukuk, Ltd.
3.875% due 10/10/22		211	192	6.400% due 07/18/19		400	438
Brazil Letras do Tesouro Nacional				General Shopping Finance, Ltd.
Series LTN				10.000% due 11/09/15 (ƒ)(Þ)		114	104
Zero coupon due 01/01/15	BRL	7,892	3,130	Grupo Aval, Ltd.
Zero coupon due 01/01/16	BRL	12,090	4,292	4.750% due 09/26/22 (Þ)		224	210
Zero coupon due 07/01/16	BRL	1,850	621	Kaisa Group Holdings, Ltd.
Zero coupon due 01/01/17	BRL	13,800	4,381	8.875% due 03/19/18 (Å)		100	102
Brazil Notas do Tesouro Nacional				Longfor Properties Co., Ltd.
Series NTNB				6.875% due 10/18/19		200	202
6.000% due 08/15/20	BRL	135	145	MCE Finance, Ltd.
Series NTNF				5.000% due 02/15/21 (Þ)		200	198
10.000% due 01/01/17	BRL	3,550	1,579	Odebrecht Drilling Norbe VIII/IX, Ltd.
10.000% due 01/01/21	BRL	730	313	6.350% due 06/30/21 (Þ)		217	229
10.000% due 01/01/23	BRL	19,625	8,270	Odebrecht Finance, Ltd.
Brazilian Government International				5.125% due 06/26/22 (Þ)		411	411
Bond				Petrobras International Finance Co.
4.875% due 01/22/21		280	304	2.875% due 02/06/15		177	180
2.625% due 01/05/23		5,010	4,471	5.375% due 01/27/21		130	132
8.500% due 01/05/24	BRL	550	224	Schahin II Finance Co. SPV, Ltd.
4.250% due 01/07/25		2,279	2,227	5.875% due 09/25/22 (Þ)		182	177
8.250% due 01/20/34		2,552	3,407	Wynn Macau, Ltd.
7.125% due 01/20/37		682	818	5.250% due 10/15/21 (Å)		165	169
Centrais Eletricas Brasileiras SA							3,972
Series REGS				Chile - 0.8%
5.750% due 10/27/21		200	197	Banco del Estado de Chile
Globo Comunicacao e Participacoes SA				3.875% due 02/08/22 (Þ)		1,171	1,145
Series REGS				Cencosud SA
9.375% due 07/20/15 (ƒ)		233	245	5.500% due 01/20/21 (Þ)		150	156
Hypermarcas SA				4.875% due 01/20/23 (Þ)		202	194
6.500% due 04/20/21 (Þ)		158	166	CFR International SpA
Itau Unibanco Holding SA				5.125% due 12/06/22 (Þ)		200	190

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 275

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Chile Government International Bond				5.875% due 04/18/24 (Þ)		1,528	1,503
5.500% due 08/05/20	CLP	200,000	398	Series REGS
Series REGS				9.040% due 01/23/18		546	600
6.000% due 01/01/18	CLP	95,000	194	7.500% due 05/06/21		1,663	1,840
Corp. Nacional del Cobre de Chile							3,943
3.000% due 07/17/22 (Þ)		726	668	El Salvador - 0.1%
4.500% due 08/13/23 (Þ)		1,005	1,025
4.250% due 07/17/42 (Þ)		1,260	1,049	El Salvador Government International
Series REGS				Bond
7.500% due 01/15/19		345	418	Series REGS
3.750% due 11/04/20		604	608	7.375% due 12/01/19		830	934
3.875% due 11/03/21		400	398	Republic of El Salvador
6.150% due 10/24/36		623	680	7.750% due 01/24/23		311	351
Entel Chile SA							1,285
4.875% due 10/30/24 (Þ)		200	200	France - 1.1%
Telefonica Chile SA				Cie Generale de Geophysique - Veritas
3.875% due 10/12/22 (Þ)		200	185	6.500% due 06/01/21		2,600	2,704
			7,508	Holding Medi-Partenaires SAS
Colombia - 1.6%				7.000% due 05/15/20 (Þ)	EUR	970	1,333
Bancolombia SA				Lafarge SA
5.125% due 09/11/22		275	263	6.750% due 12/16/19	EUR	1,315	2,026
Bogota Distrito Capital				Loxam SAS
Series REGS				7.375% due 01/24/20 (Þ)	EUR	1,455	2,109
9.750% due 07/26/28	COP	3,800,000	2,545	Rexel SA
Colombia Government International				5.125% due 06/15/20 (Þ)	EUR	1,500	2,159
Bond							10,331
12.000% due 10/22/15	COP	2,030,000	1,219	Germany - 1.8%
11.750% due 02/25/20		895	1,311	Deutsche Bank AG
7.750% due 04/14/21	COP	2,435,000	1,472	Series EmTN
4.375% due 07/12/21		435	461	7.000% due 05/17/22 (Å)	IDR	37,800,000	3,370
2.625% due 03/15/23		597	540	Faenza GmbH
4.000% due 02/26/24		895	893	8.250% due 08/15/21 (Þ)	EUR	395	570
8.125% due 05/21/24		360	477	Series REGS
9.850% due 06/28/27	COP	1,559,000	1,099	8.250% due 08/15/21	EUR	550	793
7.375% due 09/18/37		2,157	2,783	Grohe Holding GmbH
6.125% due 01/18/41		739	837	8.750% due 12/15/17 (Ê)(Þ)	EUR	1,250	1,749
Emgesa SA ESP				Series REGS
Series REGS				8.750% due 12/15/17 (Ê)	EUR	200	280
8.750% due 01/25/21	COP	1,000,000	558	Techem Energy Metering Service GmbH
Empresa de Energia de Bogota SA				& Co. KG
6.125% due 11/10/21 (Þ)		296	311	7.875% due 10/01/20 (Þ)	EUR	560	846
Empresas Publicas de Medellin ESP				Series REGS
Series REGS				7.875% due 10/01/20	EUR	1,590	2,403
8.375% due 02/01/21	COP	570,000	314	Trionista TopCo GmbH
Transportadora de Gas Internacional				6.875% due 04/30/21 (Þ)	EUR	1,565	2,230
SA ESP				Series REGS
5.700% due 03/20/22 (Þ)		300	313	6.875% due 04/30/21	EUR	900	1,282
			15,396	Unitymedia Hessen GmbH & Co. KG /
Croatia - 0.1%				Unitymedia NRW GmbH
Croatia Government International Bond				5.750% due 01/15/23 (Þ)	EUR	800	1,119
6.375% due 03/24/21 (Þ)		960	1,019	Series REGS
				5.500% due 09/15/22	EUR	150	207
				Unitymedia KabelBW GmbH
Cyprus - 0.0%				Series REGS
Mriya Agro Holding PLC				9.500% due 03/15/21	EUR	790	1,231
9.450% due 04/19/18 (Þ)		155	133	WEPA Hygieneprodukte GmbH
				6.500% due 05/15/20 (Þ)	EUR	870	1,264
							17,344
Dominican Republic - 0.4%				Ghana - 0.0%
Dominican Republic International Bond				Republic of Ghana

See accompanying notes which are an integral part of the financial statements.

276 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series REGS				Series FR66
8.500% due 10/04/17		296	323	5.250% due 05/15/18	IDR	16,000,000	1,320
				Pertamina Persero PT
				Series REGS
Hungary - 1.3%				6.000% due 05/03/42		602	533
Hungary Government Bond				Republic of Indonesia
Series 15/C				6.875% due 01/17/18		1,856	2,107
7.750% due 08/24/15	HUF	615,000	3,013	11.625% due 03/04/19		4,308	5,891
Series 16/D				5.875% due 03/13/20		1,643	1,799
5.500% due 12/22/16	HUF	50,000	238	8.500% due 10/12/35		1,615	2,091
Series 17/A							28,537
6.750% due 11/24/17	HUF	725,000	3,611	Iraq - 0.2%
Series 17/B
6.750% due 02/24/17	HUF	37,500	185	Republic of Iraq
Series 18/A				Series REGS
5.500% due 12/20/18	HUF	245,000	1,166	5.800% due 01/15/28		2,307	2,007
Series 20/A
7.500% due 11/12/20	HUF	76,100	398	Ireland - 0.7%
Series 22/A
7.000% due 06/24/22	HUF	326,000	1,653	Alfa Bank OJSC Via Alfa Bond Issuance
Hungary Government International Bond				PLC
5.000% due 03/30/16	GBP	209	345	7.500% due 09/26/19 (Þ)		315	335
3.500% due 07/18/16	EUR	229	316	Ardagh Glass Finance PLC
6.375% due 03/29/21		410	445	Series REGS
5.375% due 02/21/23		616	614	8.750% due 02/01/20	EUR	795	1,122
7.625% due 03/29/41		550	619	Ardagh Packaging Finance PLC
			12,603	Series REGS
				9.250% due 10/15/20	EUR	1,150	1,683
India - 0.0%				EuroChem Mineral & Chemical Co.
HDFC Bank, Ltd.				OJSC via EuroChem GI, Ltd.
3.000% due 03/06/18		200	193	5.125% due 12/12/17 (Þ)		150	151
				Federal Grid Co. OJS via Federal Grid

Indonesia - 3.0%				Finance, Ltd.
				8.446% due 03/13/19	RUB	17,000	532
Adaro Indonesia PT				Metalloinvest Finance, Ltd.
Series REGS				6.500% due 07/21/16 (Þ)		300	320
7.625% due 10/22/19		350	370	MTS International Funding, Ltd.
Indonesia Government International				5.000% due 05/30/23 (Þ)		300	288
Bond				Nara Cable Funding II, Ltd.
3.375% due 04/15/23 (Þ)		628	565	8.500% due 03/01/20 (Þ)	EUR	350	549
7.750% due 01/17/38		1,364	1,662	Nara Cable Funding, Ltd.
Series REGS				Series REGS
4.875% due 05/05/21		1,235	1,281	8.875% due 12/01/18	EUR	730	1,068
Indonesia Treasury Bond				Vimpel Communications Via VIP
8.375% due 03/15/24	IDR	700,000	66	Finance Ireland, Ltd. OJSC
Series FR53				Series REGS
8.250% due 07/15/21	IDR	5,100,000	472	7.748% due 02/02/21		200	219
Series FR58							6,267
8.250% due 06/15/32	IDR	15,000,000	1,344	Ivory Coast - 0.1%
Series FR59
7.000% due 05/15/27	IDR	32,540,000	2,684	Ivory Coast Government International
Series FR61				Bond
7.000% due 05/15/22	IDR	31,450,000	2,699	Series REGS
Series FR62				5.750% due 12/31/32		1,195	1,076
6.375% due 04/15/42	IDR	2,000,000	145				1,076
Series FR63				Jersey - 0.4%
5.625% due 05/15/23	IDR	20,900,000	1,633	AA Bond Co., Ltd.
Series FR64				Series REGS
6.125% due 05/15/28	IDR	18,900,000	1,421	9.500% due 07/31/19	GBP	1,530	2,686
Series FR65				Hastings Insurance Group Finance PLC
6.625% due 05/15/33	IDR	6,000,000	454

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 277

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
8.000% due 10/21/20 (Å)	GBP	480	789	Series REGS
			3,475	7.750% due 02/15/20	EUR	2,030	2,839
Kazakhstan - 1.0%				Minerva Luxembourg SA
				7.750% due 01/31/23 (Þ)		261	253
KazMunayGas National Co. JSC				Numericable Finance & Co. SCA
9.125% due 07/02/18 (Þ)		931	1,139	8.750% due 02/15/19 (Þ)	EUR	500	768
6.375% due 04/09/21 (Þ)		1,355	1,502	Ontex IV SA
4.400% due 04/30/23 (Þ)		678	643	9.000% due 04/15/19 (Þ)	EUR	1,050	1,533
5.750% due 04/30/43 (Þ)		366	332	Series REGS
Series REGS				9.000% due 04/15/19	EUR	1,315	1,919
11.750% due 01/23/15		842	941	Pinnacle Holdco Sarl Term Loan
7.000% due 05/05/20		3,076	3,518	10.500% due 07/30/20 (Ê)		1,340	1,347
6.375% due 04/09/21		980	1,087	Russian Agricultural Bank OJSC Via
Zhaikmunai LLP				RSHB Capital SA
7.125% due 11/13/19 (Þ)		250	266	8.625% due 02/17/17 (Þ)	RUB	48,000	1,506
			9,428	Series REGS
Luxembourg - 5.6%				7.750% due 05/29/18		748	845
Aguila 3 SA				Severstal OAO Via Steel Capital SA
7.875% due 01/31/18 (Þ)		695	741	5.900% due 10/17/22 (Þ)		200	195
Series REGS				Silver II Borrower / Silver II US
7.875% due 01/31/18	CHF	620	723	Holdings LLC
APERAM				7.750% due 12/15/20 (Þ)		505	529
7.750% due 04/01/18 (Þ)		2,115	2,147	Spie BondCo 3 SCA
ArcelorMittal				Series REGS
6.000% due 03/01/21		3,710	3,891	11.000% due 08/15/19	EUR	750	1,156
Befesa Zinc SAU Via Zinc Capital SA				Sunrise Communications Holdings SA
Series REGS				8.500% due 12/31/18 (Þ)	EUR	1,370	2,018
8.875% due 05/15/18	EUR	1,045	1,525	Telenet Finance III Luxembourg SCA
Capsugel SA				Series REGS
7.000% due 05/15/19		1,730	1,730	6.625% due 02/15/21	EUR	350	506
ConvaTec Finance International SA				Telenet Finance Luxembourg SCA
8.250% due 01/15/19 (Þ)		1,100	1,134	Series REGS
Cosan Luxembourg SA				6.375% due 11/15/20	EUR	200	289
5.000% due 03/14/23 (Å)		200	187	Telenet Finance V Luxembourg SCA
Elior Finance & Co. SCA				6.750% due 08/15/24 (Þ)	EUR	600	853
6.500% due 05/01/20 (Þ)	EUR	840	1,220	Series REGS
Expro Finance Luxembourg SCA				6.750% due 08/15/24	EUR	215	306
8.500% due 12/15/16 (Þ)		2,220	2,325	Trinseo Materials Operating SCA /
Far East Capital, Ltd. SA				Trinseo Materials Finance, Inc.
8.000% due 05/02/18 (Þ)		157	142	8.750% due 02/01/19 (Þ)		2,130	2,125
Fiat Finance & Trade SA				VTB Bank OJSC Via VTB Capital SA
Series GMTN				Series REGS
6.750% due 10/14/19	EUR	950	1,363	6.315% due 02/22/18		696	748
Gategroup Finance Luxembourg SA				6.250% due 06/30/35		326	346
6.750% due 03/01/19 (Þ)	EUR	1,130	1,623	Wind Acquisition Finance SA
Gazprom OAO Via Gaz Capital SA				Series REGS
4.950% due 02/06/28 (Þ)		792	717	11.750% due 07/15/17	EUR	1,075	1,556
Series REGS				7.375% due 02/15/18	EUR	925	1,319
9.250% due 04/23/19		921	1,149	Wind Acquisition Holdings Finance SA
Gestamp Funding Luxembourg SA				12.250% due 07/15/17 (Þ)		100	102
5.875% due 05/31/20 (Þ)	EUR	400	565	Xella Holdco Finance SA
Series REGS				9.125% due 09/15/18 (Å)	EUR	1,100	1,566
5.875% due 05/31/20	EUR	250	353				52,709
INEOS Group Holdings SA				Malaysia - 1.7%
6.500% due 08/15/18 (Þ)	EUR	2,020	2,742	Malaysia Government Bond
Intelsat Jackson Holdings SA				Series 0111
7.250% due 10/15/20		2,300	2,496	4.160% due 07/15/21	MYR	5,200	1,703
KION Finance SA				Series 0112
6.750% due 02/15/20 (Þ)	EUR	880	1,312	3.418% due 08/15/22	MYR	1,320	411
Matterhorn Midco & Cy SCA

See accompanying notes which are an integral part of the financial statements.

278 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series 0210				4.750% due 03/08/44		1,414	1,326
4.012% due 09/15/17	MYR	6,980	2,267	Series GMTN
Series 0311				5.950% due 03/19/19		354	412
4.392% due 04/15/26	MYR	3,650	1,204	Series MTNA
Series 0312				6.750% due 09/27/34		1,484	1,818
3.197% due 10/15/15	MYR	4,450	1,417	Petroleos Mexicanos
Series 0511				6.500% due 06/02/41		286	305
3.580% due 09/28/18	MYR	18,000	5,749				34,658
Series 0902				Morocco - 0.1%
4.378% due 11/29/19	MYR	3,490	1,156
Penerbahgan Malaysia Berhad				Morocco Government International Bond
5.625% due 03/15/16		1,436	1,571	4.250% due 12/11/22 (Þ)		655	616
Petronas Capital, Ltd.
Series REGS				Netherlands - 0.9%
7.875% due 05/22/22		211	273	Bharti Airtel International Netherlands
Wakala Global Sukuk BHD				BV
Series REGS				5.125% due 03/11/23 (Þ)		451	423
4.646% due 07/06/21		399	422	Indo Energy Finance BV
			16,173	Series REGS
Mexico - 3.7%				7.000% due 05/07/18		300	302
America Movil SAB de CV				Indosat Palapa Co. BV
Series 12				7.375% due 07/29/20 (Þ)		400	431
6.450% due 12/05/22	MXN	6,500	470	Series REGS
BBVA Bancomer SA				7.375% due 07/29/20		100	108
6.750% due 09/30/22 (Þ)		300	326	Listrindo Capital BV
Cemex SAB de CV				6.950% due 02/21/19 (Þ)		200	209
9.500% due 06/15/18 (Þ)		216	246	Myriad International Holdings BV
7.250% due 01/15/21 (Þ)		239	243	6.000% due 07/18/20 (Þ)		75	80
Comision Federal de Electricidad				Nokia Siemens Networks Finance BV
4.875% due 01/15/24 (Å)		224	227	7.125% due 04/15/20 (Þ)	EUR	1,040	1,604
Metalsa SA de CV				Refresco Group BV
4.900% due 04/24/23 (Þ)		212	199	Series REGS
Mexican Bonos				7.375% due 05/15/18	EUR	780	1,136
Series M 10				Schaeffler Holding Finance BV
7.250% due 12/15/16	MXN	15,200	1,259	6.875% due 08/15/18 (Þ)	EUR	1,370	1,972
7.750% due 12/14/17	MXN	26,330	2,233	Series REGS
Series M 20				6.875% due 08/15/18	EUR	150	216
12.500% due 11/30/17	MXN	31,274	3,158	UPC Holding BV
7.500% due 06/03/27	MXN	23,300	1,950	6.375% due 09/15/22 (Þ)	EUR	1,500	2,068
Series M 30							8,549
8.500% due 11/18/38	MXN	17,100	1,482	Nigeria - 0.4%
Series M				Nigeria Government Bond
6.000% due 06/18/15	MXN	21,040	1,670	Series 10YR
6.250% due 06/16/16	MXN	9,830	790	16.390% due 01/27/22	NGN	244,600	1,855
5.000% due 06/15/17	MXN	10,270	795	Series 5YR
4.750% due 06/14/18	MXN	8,900	675	15.100% due 04/27/17	NGN	23,000	156
8.000% due 06/11/20	MXN	4,980	435	Series 7
6.500% due 06/09/22	MXN	44,670	3,553	16.000% due 06/29/19	NGN	171,000	1,233
8.000% due 12/07/23	MXN	37,828	3,312	Nigeria Government International Bond
7.750% due 05/29/31	MXN	17,200	1,410	6.375% due 07/12/23 (Þ)		431	456
7.750% due 11/13/42	MXN	9,200	739				3,700
Mexican Udibonos
Series S				Norway - 0.2%
5.000% due 06/16/16	MXN	18,705	1,593	Albain Bidco Norway AS
Mexico Generadora de Energia S de rl				6.750% due 11/01/20 (Å)	EUR	1,080	1,492
5.500% due 12/06/32 (Þ)		200	194
Mexico Government International Bond				Panama - 0.6%
4.000% due 10/02/23		1,564	1,588
8.300% due 08/15/31		268	377	Panama Government International Bond
6.050% due 01/11/40		1,654	1,873	7.125% due 01/29/26		116	144

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 279

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
9.375% due 04/01/29		3,985	5,758	Series 4YR
			5,902	5.750% due 01/27/16	RON	4,530	1,443
Peru - 0.9%				Series 5Y
				5.900% due 07/26/17	RON	1,620	525
Banco de Credito del Peru				Romanian Government International
5.375% due 09/16/20 (Þ)		187	198	Bond
Series REGS				Series REGS
5.375% due 09/16/20		100	106	6.750% due 02/07/22		1,164	1,344
BBVA Banco Continental SA							5,245
5.000% due 08/26/22 (Þ)		160	164
Cementos Pacasmayo SAA				Russia - 2.3%
4.500% due 02/08/23 (Þ)		196	182	Russian Federal Bond - OFZ
Peruvian Government International				Series 5077
Bond				7.350% due 01/20/16	RUB	9,500	303
8.750% due 11/21/33		2,526	3,683	Series 5080
5.625% due 11/18/50		688	723	7.400% due 04/19/17	RUB	20,000	641
Series REGS				Series 6204
7.840% due 08/12/20	PEN	6,220	2,610	7.500% due 03/15/18	RUB	9,880	319
6.950% due 08/12/31	PEN	1,800	700	Series 6205
Volcan Cia Minera SAA				7.600% due 04/14/21	RUB	13,200	427
5.375% due 02/02/22 (Þ)		100	98	Series 6207
			8,464	8.150% due 02/03/27	RUB	35,000	1,157
Philippines - 0.5%				Series 6208
				7.500% due 02/27/19	RUB	53,200	1,719
Philippine Government International				Series 6211
Bond				7.000% due 01/25/23	RUB	84,400	2,619
4.000% due 01/15/21		2,050	2,186	Series 6212
9.500% due 02/02/30		272	417	7.050% due 01/19/28	RUB	44,000	1,316
7.750% due 01/14/31		669	900	Russian Foreign Bond
6.250% due 01/14/36	PHP	30,000	795	Series REGS
			4,298	7.500% due 03/31/30		1,785	2,124
Poland - 1.8%				Russian Foreign Bond - Eurobond
Poland Government Bond				4.875% due 09/16/23 (Þ)		600	629
Series 0417				Series REGS
4.750% due 04/25/17	PLN	4,200	1,430	7.850% due 03/10/18	RUB	105,000	3,405
Series 0418				7.500% due 03/31/30		6,139	7,306
3.750% due 04/25/18	PLN	4,200	1,381				21,965
Series 0922				Singapore - 0.0%
5.750% due 09/23/22	PLN	7,850	2,851	STATS ChipPAC, Ltd.
Series 1016				4.500% due 03/20/18 (Å)		275	275
4.750% due 10/25/16	PLN	900	305
Series 1017
5.250% due 10/25/17	PLN	5,000	1,737	Slovakia - 0.1%
Series 1019				Slovakia Government International Bond
5.500% due 10/25/19	PLN	6,025	2,142	4.375% due 05/21/22 (Þ)		1,319	1,385
Series CPI
3.000% due 08/24/16	PLN	2,305	787
2.750% due 08/25/23	PLN	4,865	1,668	South Africa - 3.0%
Poland Government International Bond				Eskom Holdings SOC, Ltd.
6.375% due 07/15/19		616	726	6.750% due 08/06/23 (Þ)		617	638
5.125% due 04/21/21		1,917	2,116	Series ES26
5.000% due 03/23/22		1,331	1,456	7.850% due 04/02/26	ZAR	6,000	563
			16,599	South Africa Government Bond
Romania - 0.6%				Series 2023
				7.750% due 02/28/23	ZAR	10,300	1,036
Romania Government Bond				Series R157
4.750% due 08/29/16	RON	3,400	1,063	13.500% due 09/15/15	ZAR	18,450	2,082
Series 10YR				Series R186
6.750% due 06/11/17	RON	1,300	431	10.500% due 12/21/26	ZAR	26,390	3,155
Series 3YR				Series R203
5.800% due 10/26/15	RON	1,380	439	8.250% due 09/15/17	ZAR	32,540	3,426

See accompanying notes which are an integral part of the financial statements.

280 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series R204				7.000% due 09/26/16		374	417
8.000% due 12/21/18	ZAR	41,250	4,318	7.500% due 07/14/17		356	408
Series R207				7.500% due 11/07/19		1,122	1,321
7.250% due 01/15/20	ZAR	33,000	3,300	7.000% due 06/05/20		3,654	4,220
Series R209				5.625% due 03/30/21		319	341
6.250% due 03/31/36	ZAR	12,500	933	5.125% due 03/25/22		1,606	1,645
Series R213				6.250% due 09/26/22		1,711	1,886
7.000% due 02/28/31	ZAR	11,400	968	3.250% due 03/23/23		882	775
South Africa Government International				7.375% due 02/05/25		2,764	3,234
Bond				8.000% due 02/14/34		1,904	2,354
6.875% due 05/27/19		769	888	Turkiye Garanti Bankasi AS
5.500% due 03/09/20		2,258	2,450	4.000% due 09/13/17 (Þ)		200	199
4.665% due 01/17/24		2,515	2,484	5.250% due 09/13/22 (Þ)		200	190
5.875% due 09/16/25		1,843	1,965	Turkiye Is Bankasi
			28,206	5.500% due 04/21/19 (Å)		100	101
Spain - 0.3%				Series REGS
				3.750% due 10/10/18		250	238
Obrascon Huarte Lain SA							32,859
Series REGS
7.625% due 03/15/20	EUR	1,800	2,664	Ukraine - 0.7%
				Ukraine Government International Bond
				6.250% due 06/17/16 (Þ)		642	575
Sweden - 0.2%				7.800% due 11/28/22 (Þ)		1,531	1,332
Stena AB				7.500% due 04/17/23 (Þ)		823	714
Series REGS				Series REGS
7.875% due 03/15/20	EUR	1,180	1,810	4.950% due 10/13/15	EUR	780	985
				6.250% due 06/17/16		1,938	1,735
Thailand - 1.2%				9.250% due 07/24/17		817	781
				6.750% due 11/14/17		200	179
Thailand Government Bond							6,301
3.125% due 12/11/15	THB	49,500	1,599
3.250% due 06/16/17	THB	34,300	1,105	United Kingdom - 2.1%
3.450% due 03/08/19	THB	10,000	321	Arqiva Broadcast Finance PLC
3.875% due 06/13/19	THB	125,000	4,098	9.500% due 03/31/20 (Þ)	GBP	1,270	2,225
3.650% due 12/17/21	THB	73,750	2,351	Series REGS
3.580% due 12/17/27	THB	26,600	804	9.500% due 03/31/20	GBP	710	1,244
Series ILB				Elli Finance UK PLC
1.200% due 07/14/21	THB	24,275	773	8.750% due 06/15/19 (Þ)	GBP	1,100	1,944
			11,051	Series REGS
Turkey - 3.5%				8.750% due 06/15/19	GBP	400	707
				Ferrexpo Finance PLC
Akbank TAS				7.875% due 04/07/16 (Þ)		200	193
3.875% due 10/24/17 (Þ)		250	248	Kelda Finance No. 3 PLC
7.500% due 02/05/18 (Þ)	TRY	1,350	621	Series REGS
Series REGS				5.750% due 02/17/20	GBP	650	1,073
5.000% due 10/24/22		250	236	Kerling PLC
KOC Holding AS				Series REGS
3.500% due 04/24/20 (Å)		250	224	10.625% due 02/01/17	EUR	810	1,171
Turkey Government Bond				Pendragon PLC
6.500% due 01/07/15	TRY	838	415	6.875% due 05/01/20	GBP	2,000	3,316
9.000% due 01/27/16	TRY	4,679	2,401	Phosphorus Holdco PLC
8.300% due 06/20/18	TRY	3,030	1,522	10.000% due 04/01/19 (Þ)	GBP	1,030	1,618
10.500% due 01/15/20	TRY	1,980	1,090	R&R Pik PLC
7.100% due 03/08/23	TRY	1,000	453	9.250% due 05/15/18 (Þ)	EUR	1,550	2,178
Series 5YR				Vedanta Resources PLC
9.000% due 03/08/17	TRY	8,710	4,485	6.000% due 01/31/19 (Þ)		200	193
Series 5Y				8.250% due 06/07/21 (Þ)		200	206
6.300% due 02/14/18	TRY	2,110	992	7.125% due 05/31/23 (Þ)		169	161
Series CPI				Virgin Media Finance PLC
4.000% due 04/01/20	TRY	723	404	7.000% due 04/15/23 (Þ)	GBP	1,200	1,991
3.000% due 07/21/21	TRY	4,663	2,439	Vougeot Bidco PLC
Turkey Government International Bond				7.875% due 07/15/20 (Þ)	GBP	160	272

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 281

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series REGS				CCO Holdings LLC / CCO Holdings
7.875% due 07/15/20	GBP	655	1,111	Capital Corp.
			19,603	6.500% due 04/30/21		2,720	2,829
United States - 37.0%				5.750% due 09/01/23 (Þ)		265	252
				CDR DB Sub, Inc.
ACCO Brands Corp.				7.750% due 10/15/20 (Þ)		1,565	1,549
6.750% due 04/30/20		2,665	2,678	CDW LLC / CDW Finance Corp.
Air Distribution Technologies, Inc.				8.000% due 12/15/18		2,280	2,497
5.000% due 11/09/18 (Ê)		259	259	Cemex Finance LLC
9.250% due 05/09/20 (Ê)		1,780	1,804	9.375% due 10/12/22 (Þ)		200	225
Alaska Communications Systems Group,				Century Aluminum Co.
Inc.				7.500% due 06/01/21 (Þ)		4,040	3,798
6.250% due 10/21/16		1,346	1,332	Chesapeake Energy Corp.
Alphabet Holding Co., Inc.				6.625% due 08/15/20		530	598
7.750% due 11/01/17		475	491	5.375% due 06/15/21		1,255	1,305
American Builders & Contractors				Chesapeake Oilfield Operating LLC /
Supply Co., Inc.				Chesapeake Oilfield Finance, Inc.
3.500% due 04/16/20 (Ê)		4,360	4,363	6.625% due 11/15/19		445	466
American Residential Services LLC /				CHS/Community Health Systems, Inc.
ARS Finance, Inc.				8.000% due 11/15/19		1,010	1,095
12.000% due 04/15/15 (Þ)		1,160	1,180	7.125% due 07/15/20		1,285	1,352
AmeriGas Finance LLC / AmeriGas				CIT Group, Inc.
Finance Corp.				5.375% due 05/15/20		350	375
7.000% due 05/20/22		1,705	1,841	5.000% due 08/15/22		515	521
Ancestry.com, Inc.				Citigroup, Inc.
11.000% due 12/15/20		3,860	4,478	11.000% due 07/27/20 (Þ)	COP	200,000	129
ARS Intermediate Holdings LLC				Series EMt3
13.625% due 11/15/15 (Å)		2,612	2,344	11.000% due 07/27/20	COP	595,000	384
Audatex NA, Inc.				CityCenter Holdings, LLC
6.000% due 06/15/21 (Å)		1,265	1,306	5.000% due 10/16/20		3,700	3,729
BC Mountain LLC / BC Mountain				Claire's Stores, Inc.
Finance, Inc.				8.875% due 03/15/19		3,120	3,393
7.000% due 02/01/21 (Þ)		1,900	1,924	9.000% due 03/15/19 (Þ)		310	346
Berlin Packaging LLC				6.125% due 03/15/20 (Å)		1,720	1,733
4.750% due 04/03/19 (Ê)		620	623	Clear Channel Worldwide Holdings, Inc.
8.750% due 04/03/20 (Ê)		460	463	6.500% due 11/15/22		4,070	4,233
Berry Petroleum Co.				Series A
6.375% due 09/15/22		1,020	1,051	7.625% due 03/15/20		1,750	1,851
BI-LO LLC / BI-LO Finance Corp.				Cleaver-Brooks, Inc.
8.625% due 09/15/18 (Þ)		1,210	1,249	8.750% due 12/15/19 (Þ)		580	631
Biomet, Inc.				Cloud Peak Energy Resources LLC /
6.500% due 08/01/20		1,225	1,302	Cloud Peak Energy Finance Corp.
6.500% due 10/01/20		1,275	1,326	8.500% due 12/15/19		1,215	1,315
Biomet, Inc. Term Loan				Connolly LLC Term Loan
3.668% due 07/25/17		67	67	10.500% due 07/26/19 (Ê)		3,420	3,454
3.670% due 07/25/17		3,545	3,568	CPG International, Inc. 1st Lien Term
3.750% due 07/25/17		1,184	1,192	Loan B
BioScrip, Inc. Term Loan B				4.750% due 09/30/20		1,400	1,402
1.000% due 07/31/20		190	188	CSC Holdings LLC
Brazil Loan Trust 1				6.750% due 11/15/21		700	763
5.477% due 07/24/23 (Þ)		2,221	2,302	Cumulus Media Holdings, Inc.
BreitBurn Energy Partners, LP /				7.750% due 05/01/19		1,220	1,287
BreitBurn Finance Corp.				Denali Borrower LLC / Denali Finance
8.625% due 10/15/20		450	478	Corp.
7.875% due 04/15/22		780	788	5.625% due 10/15/20 (Þ)		2,115	2,094
Cablevision Systems Corp.				DISH DBS Corp.
5.875% due 09/15/22		700	701	5.875% due 07/15/22		1,410	1,443
Caesars Entertainment Operating Co.,				5.000% due 03/15/23		355	339
Inc.				Education Management LLC / Education
11.250% due 06/01/17		6,390	6,374	Management Finance Corp.
9.000% due 02/15/20		1,370	1,285	15.000% due 07/01/18		875	950

See accompanying notes which are an integral part of the financial statements.

282 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Education Management, LLC Term Loan			Hub International, Ltd. Term Loan
8.250% due 03/30/18	1,226	1,227	4.750% due 09/17/20		1,680	1,693
Emdeon, Inc.			IDQ Holdings, Inc.
11.000% due 12/31/19	1,415	1,627	11.500% due 04/01/17 (Þ)		1,850	2,007
Envision Healthcare Corp. Term Loan B			Immucor, Inc.
4.000% due 05/25/18 (Ê)	3,104	3,116	11.125% due 08/15/19		1,645	1,847
Expert Global Solutions, Inc. Term			Isle of Capri Casinos, Inc.
Loan B			8.875% due 06/15/20		1,223	1,303
8.500% due 04/03/18	6,946	7,042	JBS USA LLC / JBS USA Finance, Inc.
Fieldwood Energy LLC 2nd Lien Term			8.250% due 02/01/20 (Þ)		1,400	1,502
Loan			7.250% due 06/01/21 (Þ)		1,110	1,141
8.375% due 09/30/20	2,110	2,146	JPMorgan Chase Bank NA
First Data Corp.			Series Emtn
6.750% due 11/01/20 (Þ)	2,890	3,060	7.000% due 04/07/22 (Þ)	COP	390,000	212
8.250% due 01/15/21 (Þ)	2,380	2,535	Kinetic Concepts, Inc. / KCI USA Inc
11.250% due 01/15/21 (Þ)	615	676	10.500% due 11/01/18		2,470	2,785
10.625% due 06/15/21 (Þ)	305	328	Kraton Polymers LLC / Kraton Polymers
11.750% due 08/15/21	595	605	Capital Corp.
First Data Corp. Term Loan C			6.750% due 03/01/19		2,195	2,288
4.190% due 03/24/18 (Ê)	1,150	1,150	Legacy Reserves, LP / Legacy Reserves
Flexi-Van Leasing, Inc.			Finance Corp.
7.875% due 08/15/18 (Þ)	980	1,039	6.625% due 12/01/21 (Þ)		250	239
Foresight Energy Corp.			Level 3 Financing, Inc.
7.875% due 08/15/21 (Þ)	9,250	9,412	8.125% due 07/01/19		565	623
FPC Holdings, Inc. Term Loan			7.000% due 06/01/20		1,330	1,416
9.250% due 05/19/20	2,000	1,853	8.625% due 07/15/20		450	510
Frontier Communications Corp.			LIN Television Corp.
7.625% due 04/15/24	1,340	1,414	6.375% due 01/15/21		1,945	1,984
Getty Images, Inc. Term Loan B			Linn Energy LLC / Linn Energy Finance
4.750% due 10/18/19	1,032	906	Corp.
Global Brass & Copper, Inc.			6.500% due 05/15/19		1,960	1,955
9.500% due 06/01/19	1,570	1,758	7.000% due 11/01/19 (Þ)		350	349
Goodyear Tire & Rubber Co. (The)			LTS Buyer LLC
6.500% due 03/01/21	1,855	1,962	8.000% due 04/01/21 (Ê)		190	192
GrafTech International, Ltd.			LTS Buyer LLC Term Loan
6.375% due 11/15/20	1,060	1,073	4.500% due 04/01/20 (Ê)		668	670
Grocery Outlet, Inc. Term Loan			Mariposa Borrower, Inc. / Mariposa
10.500% due 05/26/19	2,230	2,269	Merger Sub LLC
GXS Worldwide, Inc.			8.000% due 10/15/21 (Å)		510	522
9.750% due 06/15/15	6,450	6,611	8.750% due 10/15/21 (Å)		1,005	1,033
Halcon Resources Corp.			McJunkin Red Man Corp. 1st Lien Term
9.750% due 07/15/20	1,130	1,229	Loan B
Harbinger Group, Inc.			6.000% due 11/09/19 (Ê)		788	792
7.875% due 07/15/19 (Þ)	6,380	6,779	Memorial Production Partners, LP /
HCA Holdings, Inc.			Memorial Production Finance Corp.
6.250% due 02/15/21	1,740	1,827	7.625% due 05/01/21		480	487
HCA, Inc. Term Loan B4			7.625% due 05/01/21 (Å)		1,740	1,766
2.945% due 05/01/18 (Ê)	3,110	3,114	MGM Resorts International Term Loan B
HCA, Inc. Term Loan B5			3.500% due 12/20/19 (Ê)		5,292	5,284
3.026% due 03/31/17 (Ê)	960	961	Michaels FinCo Holdings LLC /
HD Supply, Inc.			Michaels FinCo, Inc.
7.500% due 07/15/20 (Þ)	400	422	7.500% due 08/01/18 (Þ)		1,695	1,750
11.500% due 07/15/20	695	838	Milacron LLC / Mcron Finance Corp.
Healthcare Technology Intermediate,			7.750% due 02/15/21 (Þ)		1,610	1,682
Inc.			National Vision, Inc.
7.375% due 09/01/18 (Þ)	590	610	7.000% due 08/02/18		1,716	1,716
Heartland Dental Care, Inc. Term Loan			Natural Resource Partners, LP
6.250% due 12/21/18 (Ê)	1,473	1,481	9.125% due 10/01/18 (Þ)		1,175	1,210
9.750% due 06/21/19	2,200	2,222	North Atlantic Trading Co.
Hillman Group, Inc. (The)			11.500% due 07/15/16 (Þ)		930	1,001
10.875% due 06/01/18	760	825	NRG Energy, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 283

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.625% due 03/15/23	2,440	2,522	Scientific Games International, Inc.
Nuance Communications, Inc.			6.250% due 09/01/20	2,155	2,214
5.375% due 08/15/20 (Þ)	2,070	2,054	Serta Simmons Holdings LLC
Oasis Petroleum, Inc.			8.125% due 10/01/20 (Þ)	1,485	1,582
6.500% due 11/01/21	1,190	1,288	Shale-Inland Holdings LLC / Shale-
6.875% due 03/15/22 (Þ)	780	842	Inland Finance Corp.
6.875% due 01/15/23	705	765	8.750% due 11/15/19 (Þ)	2,030	2,081
Optima Specialty Steel, Inc.			Sheridan Holdings, Inc.
12.500% due 12/15/16 (Þ)	2,030	2,233	9.000% due 06/29/19	1,080	1,083
16.000% due 12/30/16 (Þ)	1,950	1,950	Sidewinder Drilling, Inc.
Paperworks Industries, Inc. Term Loan			9.750% due 11/15/19 (Þ)	90	87
10.625% due 07/12/16	1,424	1,374	Sinclair Television Group, Inc.
10.625% due 07/20/16 (Å)	4,060	3,918	5.375% due 04/01/21	465	455
Party City Holdings, Inc.			6.375% due 11/01/21 (Þ)	665	685
8.875% due 08/01/20 (Þ)	2,225	2,431	Sirius XM Radio, Inc.
Peabody Energy Corp.			5.875% due 10/01/20 (Þ)	2,560	2,650
6.000% due 11/15/18	920	971	Sitel LLC / Sitel Finance Corp.
6.250% due 11/15/21	870	898	11.000% due 08/01/17 (Þ)	3,170	3,447
Pemex Project Funding Master Trust			Six Flags Entertainment Corp.
Series REGS			5.250% due 01/15/21 (Þ)	1,750	1,719
5.500% due 02/24/25	600	934	Southern Copper Corp.
Penn Virginia Corp.			6.750% due 04/16/40	200	197
7.250% due 04/15/19	1,180	1,183	5.250% due 11/08/42	100	83
8.500% due 05/01/20	560	594	Sprint Communications, Inc.
Physio-Control International, Inc.			6.000% due 11/15/22	2,400	2,364
9.875% due 01/15/19 (Þ)	1,062	1,184	Sprint Corp.
Pinnacle Entertainment, Inc.			7.250% due 09/15/21 (Þ)	1,755	1,891
7.500% due 04/15/21	1,500	1,646	Sprint Nextel Corp.
7.750% due 04/01/22	1,125	1,230	7.000% due 08/15/20	200	215
Plains Exploration & Production Co.			Stone Energy Corp.
6.750% due 02/01/22	1,980	2,177	7.500% due 11/15/22	1,330	1,420
6.875% due 02/15/23	415	460	Suburban Propane Partners, LP/
Polymer Group, Inc.			Suburban Energy Finance Corp.
7.750% due 02/01/19	2,395	2,557	7.375% due 08/01/21	2,500	2,694
Radiation Therapy Services, Inc.			Summit Materials LLC / Summit
8.875% due 01/15/17	1,170	1,164	Materials Finance Corp.
RCN Telecom Services LLC / RCN			10.500% due 01/31/20	1,980	2,148
Capital Corp.			Sun Merger Sub, Inc.
8.500% due 08/15/20 (Þ)	260	263	5.250% due 08/01/18 (Þ)	1,230	1,285
Reliance Holdings USA, Inc.			SunCoke Energy, Inc.
5.400% due 02/14/22 (Þ)	250	256	7.625% due 08/01/19	1,871	2,007
ResCare, Inc.			Sunstate Equipment Co. LLC / Sunstate
10.750% due 01/15/19	30	34	Equipment Co, Inc. .
Reynolds Group Issuer, Inc. / Reynolds			12.000% due 06/15/16 (Þ)	1,460	1,559
Group Issuer LLC / Reynolds Group			Symbion, Inc.
Issuer			8.000% due 06/15/16	1,020	1,081
9.875% due 08/15/19	630	697	Technicolor SA
5.750% due 10/15/20	2,065	2,132	7.500% due 07/10/20	850	1,152
6.875% due 02/15/21	5	5	Tempur Sealy International, Inc.
Rite Aid Corp.			6.875% due 12/15/20	1,490	1,591
6.750% due 06/15/21	1,850	1,956	Tenet Healthcare Corp.
ROC Finance LLC			6.000% due 10/01/20 (Þ)	6,520	6,895
5.000% due 03/29/19 (Ê)	730	714	T-Mobile USA, Inc.
Ryerson, Inc. / Joseph T Ryerson &			5.250% due 09/01/18 (Þ)	1,370	1,423
Son Inc			6.542% due 04/28/20	880	933
9.000% due 10/15/17	2,430	2,539	6.633% due 04/28/21	690	730
Sabine Pass Liquefaction LLC			TMS International Corp.
5.625% due 02/01/21 (Å)	100	101	7.625% due 10/15/21 (Å)	1,975	2,064
5.625% due 04/15/23 (Þ)	1,495	1,465	Toys R Us Property Co. I LLC Term Loan
SBA Telecommunications, Inc.			6.000% due 08/21/19	1,695	1,659
5.750% due 07/15/20	140	146	TransDigm, Inc.

See accompanying notes which are an integral part of the financial statements.

284 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal			Fair
	Amount ($)		Value		Amount ($)			Value
	or Shares		$		or Shares			$
7.500% due 07/15/21		3,225	3,515	Bolivarian Republic of Venezuela
TransUnion Holding Co., Inc.				8.250% due 10/13/24		1,022		779
8.125% due 06/15/18		1,285	1,370	Petroleos de Venezuela SA
9.625% due 06/15/18		1,005	1,088	Series 2015
Tronox Finance LLC				5.000% due 10/28/15		183		159
6.375% due 08/15/20		1,560	1,591	Series REGS
U.S. Renal Care, Inc.				8.500% due 11/02/17		4,448		3,992
5.250% due 07/03/19 (Ê)		690	699	Republic of Venezuela
8.500% due 07/03/20		330	335	7.750% due 10/13/19		5,702		4,675
UCI International, Inc.				Venezuela Government International
8.625% due 02/15/19		1,605	1,653	Bond
United Rentals NA, Inc.				6.000% due 12/09/20		1,681		1,227
7.625% due 04/15/22		795	890	9.000% due 05/07/23		1,150		934
6.125% due 06/15/23		315	324	Series REGS
United Surgical Partners International,				13.625% due 08/15/18		1,024		1,057
Inc.				12.750% due 08/23/22		3,028		3,050
9.000% due 04/01/20		2,070	2,318	11.950% due 08/05/31		729		674
Univision Communications, Inc.								16,547
6.875% due 05/15/19 (Þ)		2,380	2,564	Virgin Islands, British - 0.6%
US Coatings Acquisition, Inc. / Axalta
Coating Systems Dutch Holding B BV				Bestgain Real Estate, Ltd.
5.750% due 02/01/21 (Þ)		730	1,013	Series REGS
Utex Industries, Inc. Term Loan				2.625% due 03/13/18		200		189
4.750% due 04/10/20 (Ê)		549	550	QGOG Atlantic / Alaskan Rigs, Ltd.
8.750% due 04/10/21 (Ê)		1,110	1,125	5.250% due 07/30/18 (Þ)		291		301
Valeant Pharmaceuticals International				Sinochem Overseas Capital Co., Ltd.
7.500% due 07/15/21 (Þ)		2,340	2,597	4.500% due 11/12/20 (Þ)		4,201		4,297
6.750% due 08/15/21 (Þ)		520	554	Series REGS
Van Wahner Communications LLC				4.500% due 11/12/20		353		361
6.250% due 08/03/18 (Ê)		2,112	2,143	Sinopec Capital 2013, Ltd.
Victor Technologies Group, Inc.				3.125% due 04/24/23 (Þ)		573		526
9.000% due 12/15/17		6,330	6,805					5,674
VWR Funding, Inc.				Total Long-Term Fixed Income
7.250% due 09/15/17		2,640	2,812	Investments
VWR Funding, Inc. Term Loan B1				(cost $823,249)				829,891

4.144% due 04/03/17 (Ê)		178	178	Preferred Stocks - 0.3%
Washington Inventory Service Term Loan
10.250% due 06/18/19		2,600	2,646	United States - 0.3%
West Corp. Term Loan B8				Harbinger Group, Inc.(Æ)(Þ)		2,000		3,072
3.750% due 06/30/18 (Ê)		2,862	2,869
Wilton Brands LLC Term Loan B				Total Preferred Stocks
7.500% due 08/30/18 (Ê)		3,909	3,557	(cost $2,000)				3,072
Windstream Corp.
7.750% due 10/01/21 (Þ)		745	795	Options Purchased - 0.0%
7.500% due 04/01/23		870	907	(Number of Contracts)
WMG Acquisition Corp.				Cross Currency Options
Series REGS				(INR/USD)
6.250% due 01/15/21		1,602	2,229	Nov 2013 62.00 Put (1)	USD	2,000	(ÿ)	11
WMG Acquisition Corp. Term Loan B				Total Options Purchased
3.750% due 07/01/20 (Ê)		850	850	(cost $39)				11
Wolverine World Wide, Inc.
6.125% due 10/15/20		1,430	1,523	Short-Term Investments - 10.5%
			348,948	Nigeria - 0.4%
Uruguay - 0.2%				Nigeria Treasury Bills
Uruguay Government International Bond				0.010% due 12/05/13 (~)	NGN	22,000		137
5.000% due 09/14/18	UYU	3,820	196	0.010% due 12/19/13 (~)	NGN	325,750		2,020
6.875% due 09/28/25		828	983	0.010% due 04/10/14 (~)	NGN	75,000		450
7.875% due 01/15/33		445	582	0.010% due 04/24/14 (~)	NGN	2,000		12
			1,761	0.010% due 06/05/14 (~)	NGN	4,125		24
Venezuela, Bolivarian Republic of - 1.8%				0.010% due 06/19/14 (~)	NGN	91,000		530

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 285

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)			Value
	or Shares			$
0.010% due 08/07/14 (~)	NGN	55,000		313
				3,486
Turkey - 0.6%
Turkey Government Bond
Zero coupon due 06/11/14	TRY	3,530		1,692
Series 2YR
9.000% due 03/05/14	TRY	7,400		3,734
				5,426
United States - 8.9%
Russell U.S. Cash Management Fund	D	84,261,378	(8)	84,261

Venezuela, Bolivarian Republic of - 0.6%
Petroleos de Venezuela SA
Series 2014
4.900% due 10/28/14	USD	6,288		5,910

Total Short-Term Investments
(cost $99,279)				99,083
Total Investments 98.9%
(identified cost $924,567)				932,057

Other Assets and Liabilities,
Net - 1.1%				10,013

Net Assets - 100.0%				942,070

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2013

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or Shares	$	$	$
2.5%
Albain Bidco Norway AS	10/16/13	EUR	1,080,000	136.32	1,472	1,492
ARS Intermediate Holdings LLC	05/03/11		2,611,565	99.29	2,593	2,344
Audatex NA, Inc.	10/17/13		1,265,000	101.75	1,287	1,306
Claire's Stores, Inc.	10/15/13		1,720,000	99.61	1,713	1,733
Comision Federal de Electricidad	10/17/13		224,000	99.43	223	227
Cosan Luxembourg SA	10/07/13		200,000	90.05	180	187
Country Garden Holdings Co., Ltd.	10/08/13		202,000	100.00	202	202
Deutsche Bank AG	10/24/13	IDR	37,800,000,000	0.01	3,438	3,370
Hastings Insurance Group Finance PLC	10/14/13	GBP	480,000	159.92	768	789
Kaisa Group Holdings, Ltd.	10/10/13		100,000	101.49	101	102
KOC Holding AS	10/04/13		250,000	88.10	220	224
Mariposa Borrower, Inc. / Mariposa Merger Sub LLC	10/16/13		510,000	100.00	510	522
Mariposa Borrower, Inc. / Mariposa Merger Sub LLC	10/16/13		1,005,000	100.00	1,005	1,033
Memorial Production Partners, LP / Memorial Production Finance
Corp.	10/07/13		1,740,000	97.13	1,690	1,766
Paperworks Industries, Inc. Term Loan	07/13/11		4,060,240	100.00	4,060	3,918
Sabine Pass Liquefaction LLC	10/18/13		100,000	100.75	101	101
STATS ChipPAC, Ltd.	10/01/13		275,000	98.52	271	275
TMS International Corp.	10/08/13		1,975,000	102.37	2,022	2,064
Turkiye Is Bankasi	10/10/13		100,000	99.47	99	101
Wynn Macau, Ltd.	10/10/13		165,000	100.00	165	169
Xella Holdco Finance SA	10/10/13	EUR	1,100,000	136.51	1,502	1,566
						23,491
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
United States Treasury 30 Year Bond Futures	118	USD	15,908	12/13	243
United States Treasury 5 Year Note Futures	105	USD	12,777	12/13	116
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					359

Foreign Currency Exchange Contracts
Amounts in thousands

							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
	Counterparty	Sold		Bought		Settlement Date	$
Barclays		USD	130	INR	8,108	11/12/13	2
Barclays		USD	430	INR	23,872	11/13/13	(43)
Barclays		USD	130	INR	8,148	11/15/13	2
Barclays		USD	420	KES	38,115	05/20/14	9
Barclays		USD	451	MXN	5,926	11/19/13	3
Barclays		USD	973	MYR	3,100	11/08/13	9
Barclays		USD	888	PLN	2,765	11/18/13	9
Barclays		USD	1,336	PLN	4,148	11/18/13	10
Barclays		USD	580	RON	1,892	11/07/13	(1)
Barclays		USD	2,388	RUB	77,462	11/18/13	22
Barclays		USD	120	ZAR	1,186	11/18/13	(2)
Barclays		CZK	12,476	USD	660	12/04/13	3

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Barclays	EUR	366	USD	495	11/18/13	(2)
Barclays	HUF	55,941	USD	255	11/18/13	(2)
Barclays	HUF	86,664	USD	400	11/18/13	2
Barclays	HUF	142,181	USD	670	11/18/13	18
Barclays	INR	45,535	USD	783	11/12/13	42
Barclays	INR	23,872	USD	410	11/13/13	21
Barclays	KES	38,115	USD	413	05/20/14	(16)
Barclays	PEN	1,163	USD	420	11/29/13	2
Barclays	RUB	22,670	USD	710	11/18/13	5
Barclays	TRY	5,783	USD	2,910	11/18/13	21
Barclays	ZAR	1,184	USD	119	11/18/13	1
Barclays	ZAR	14,915	USD	1,484	11/18/13	2
Brown Brothers Harriman	USD	1,468	AUD	1,550	11/08/13	(3
Brown Brothers Harriman	USD	1,409	EUR	1,036	11/08/13	(2
Brown Brothers Harriman	AUD	1,550	USD	1,465	12/05/13	3
Brown Brothers Harriman	EUR	1,036	USD	1,409	12/05/13	2
Citigroup	USD	67	IDR	756,748	11/04/13	—
Citigroup	USD	889	PLN	2,765	11/18/13	8
Citigroup	USD	1,336	PLN	4,148	11/18/13	10
Citigroup	USD	160	UYU	3,533	01/21/14	—
Citigroup	HUF	55,941	USD	255	11/18/13	(2)
Deutsche Bank	USD	1,409	EUR	1,036	11/08/13	(2)
Deutsche Bank	USD	1,097	PEN	3,032	12/20/13	(9)
Deutsche Bank	USD	3,037	PEN	8,506	12/20/13	14
Deutsche Bank	USD	1,060	PHP	45,087	12/12/13	(16)
Deutsche Bank	USD	1,274	PHP	54,601	12/12/13	(9)
Deutsche Bank	BRL	2,580	USD	1,171	12/03/13	27
Deutsche Bank	EUR	1,650	USD	2,232	11/29/13	(8)
Deutsche Bank	EUR	1,036	USD	1,409	12/05/13	2
Deutsche Bank	GBP	217	USD	350	11/29/13	3
Deutsche Bank	GBP	524	USD	849	11/29/13	8
HSBC	USD	160	UYU	3,502	12/18/13	—
JPMorgan Chase	USD	130	INR	8,242	11/05/13	4
JPMorgan Chase	USD	130	INR	8,115	11/12/13	2
JPMorgan Chase	USD	820	INR	45,535	11/12/13	(80)
JPMorgan Chase	USD	430	INR	23,878	11/13/13	(42)
JPMorgan Chase	USD	416	INR	25,584	11/15/13	(1)
JPMorgan Chase	USD	600	INR	37,148	11/18/13	3
JPMorgan Chase	USD	260	KRW	278,850	11/07/13	3
JPMorgan Chase	USD	496	MYR	1,578	11/08/13	4
JPMorgan Chase	USD	496	MYR	1,578	11/08/13	4
JPMorgan Chase	USD	166	PLN	516	11/18/13	2
JPMorgan Chase	USD	1,559	RUB	50,587	11/18/13	15
JPMorgan Chase	USD	160	UYU	3,502	12/18/13	—
JPMorgan Chase	USD	160	UYU	3,528	01/21/14	—
JPMorgan Chase	CZK	9,277	USD	490	12/04/13	2
JPMorgan Chase	HUF	86,960	USD	400	11/18/13	1
JPMorgan Chase	INR	8,242	USD	134	11/05/13	—
JPMorgan Chase	INR	23,878	USD	410	11/13/13	22
JPMorgan Chase	KRW	278,850	USD	262	11/07/13	(1)
Royal Bank of Canada	USD	1,902	CAD	1,984	11/08/13	—
Royal Bank of Canada	USD	1,409	EUR	1,036	11/08/13	(2)
Royal Bank of Canada	USD	1,606	NZD	1,941	11/08/13	(3)
Royal Bank of Canada	CAD	1,984	USD	1,901	12/05/13	—
Royal Bank of Canada	EUR	1,036	USD	1,409	12/05/13	2
Royal Bank of Canada	NZD	1,941	USD	1,603	12/05/13	3
Standard Chartered	USD	24	BRL	52	11/04/13	(1)
Standard Chartered	USD	2,296	BRL	5,179	11/04/13	16

See accompanying notes which are an integral part of the financial statements.

288 Russell Global Opportunistic Credit Fund

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Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Standard Chartered	USD	260	INR	16,013	11/15/13	—
Standard Chartered	USD	310	KRW	332,847	11/08/13	4
Standard Chartered	USD	451	MXN	5,926	11/19/13	3
Standard Chartered	USD	700	MYR	2,216	11/08/13	2
Standard Chartered	USD	1,288	PLN	4,007	11/18/13	12
Standard Chartered	BRL	152	USD	70	11/04/13	2
Standard Chartered	BRL	656	USD	300	11/04/13	7
Standard Chartered	BRL	1,684	USD	770	11/04/13	18
Standard Chartered	BRL	2,738	USD	1,206	11/04/13	(16)
Standard Chartered	BRL	52	USD	23	12/03/13	1
Standard Chartered	CLP	311,893	USD	610	12/04/13	4
Standard Chartered	CZK	10,237	USD	540	12/04/13	1
Standard Chartered	EUR	746	USD	1,009	11/18/13	(5)
Standard Chartered	IDR	4,527,600	USD	420	11/29/13	20
Standard Chartered	KRW	332,847	USD	313	11/08/13	(1)
Standard Chartered	PEN	11,140	USD	3,982	11/15/13	(31)
State Street	USD	682	AUD	731	11/08/13	9
State Street	USD	1,468	AUD	1,550	11/08/13	(3)
State Street	USD	2,519	CAD	2,592	11/08/13	(34)
State Street	USD	756	CHF	684	11/01/13	(2)
State Street	USD	77,204	EUR	56,652	11/01/13	(284)
State Street	USD	1,409	EUR	1,036	11/08/13	(2)
State Street	USD	19,463	GBP	12,141	11/01/13	4
State Street	AUD	3,831	USD	3,574	11/08/13	(46)
State Street	AUD	74	USD	70	12/05/13	—
State Street	AUD	1,550	USD	1,465	12/05/13	3
State Street	CAD	4,576	USD	4,447	11/08/13	60
State Street	CAD	116	USD	111	12/05/13	—
State Street	CHF	684	USD	758	11/01/13	4
State Street	CHF	682	USD	753	12/04/13	2
State Street	EUR	1,090	USD	1,502	11/01/13	22
State Street	EUR	1,155	USD	1,586	11/01/13	17
State Street	EUR	1,887	USD	2,556	11/01/13	(6)
State Street	EUR	53,120	USD	72,284	11/01/13	161
State Street	EUR	972	USD	1,316	11/08/13	(4)
State Street	EUR	3,174	USD	4,296	11/08/13	(13)
State Street	EUR	56,768	USD	77,366	12/04/13	285
State Street	EUR	837	USD	1,138	12/05/13	1
State Street	EUR	1,036	USD	1,409	12/05/13	2
State Street	GBP	231	USD	374	11/01/13	3
State Street	GBP	370	USD	593	11/01/13	—
State Street	GBP	505	USD	809	11/01/13	(1)
State Street	GBP	11,035	USD	17,866	11/01/13	173
State Street	GBP	12,192	USD	19,539	12/04/13	(5)
State Street	NZD	939	USD	780	11/08/13	5
State Street	NZD	1,002	USD	833	11/08/13	5
State Street	NZD	89	USD	74	12/05/13	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						473

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/		Fair
				Receives	Termination	Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Morgan Stanley	USD	31,000	5.000%	12/20/18	2,206
CDX NA High Yield Index	Morgan Stanley	USD	4,000	5.000%	12/20/18	285
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $1,673						2,491

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Long-Term Fixed Income Investments
Argentina	—	253	—		253	— *
Australia	—	1,765	—		1,765	0.2
Austria	—	250	—		250	— *
Azerbaijan	—	1,641	—		1,641	0.2
Bermuda	—	2,698	—		2,698	0.3
Brazil	—	35,703	—		35,703	3.8
Canada	—	5,287	—		5,287	0.6
Cayman Islands	—	3,972	—		3,972	0.4
Chile	—	7,508	—		7,508	0.8
Colombia	—	15,396	—		15,396	1.6
Croatia	—	1,019	—		1,019	0.1
Cyprus	—	133	—		133	— *
Dominican Republic	—	3,943	—		3,943	0.4
El Salvador	—	1,285	—		1,285	0.1
France	—	10,331	—		10,331	1.1
Germany	—	13,974	3,370		17,344	1.8
Ghana	—	323	—		323	— *
Hungary	—	12,603	—		12,603	1.3
India	—	193	—		193	— *
Indonesia	—	28,537	—		28,537	3.0
Iraq	—	2,007	—		2,007	0.2
Ireland	—	6,267	—		6,267	0.7
Ivory Coast	—	1,076	—		1,076	0.1
Jersey	—	3,475	—		3,475	0.4
Kazakhstan	—	9,428	—		9,428	1.0
Luxembourg	—	52,709	—		52,709	5.6
Malaysia	—	16,173	—		16,173	1.7
Mexico	—	34,658	—		34,658	3.7
Morocco	—	616	—		616	0.1
Netherlands	—	8,549	—		8,549	0.9
Nigeria	—	3,700	—		3,700	0.4
Norway	—	1,492	—		1,492	0.2
Panama	—	5,902	—		5,902	0.6
Peru	—	8,464	—		8,464	0.9
Philippines	—	4,298	—		4,298	0.5
Poland	—	16,599	—		16,599	1.8
Romania	—	5,245	—		5,245	0.6
Russia	—	21,965	—		21,965	2.3
Singapore	—	275	—		275	— *
Slovakia	—	1,385	—		1,385	0.1
South Africa	—	28,206	—		28,206	3.0
Spain	—	2,664	—		2,664	0.3
Sweden	—	1,810	—		1,810	0.2

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Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
					% of Net
Portfolio Summary		Level 1	Level 2	Level 3	Total	Assets
Thailand		—	11,051	—	11,051	1.2
Turkey		—	32,859	—	32,859	3.5
Ukraine		—	6,301	—	6,301	0.7
United Kingdom		—	19,603	—	19,603	2.1
United States		—	338,849	10,099	348,948	37.0
Uruguay		—	1,761	—	1,761	0.2
Venezuela, Bolivarian Republic of		—	16,547	—	16,547	1.8
Virgin Islands, British		—	5,674	—	5,674	0.6
Preferred Stocks		—	—	3,072	3,072	0.3
Options Purchased		—	11	—	11	— *
Short-Term Investments		—	99,083	—	99,083	10.5
Total Investments		—	915,516	16,541	932,057	98.9
Other Assets and Liabilities, Net						1.1
						100.0

Other Financial Instruments
Futures Contracts		359	—	—	359	— *
Foreign Currency Exchange Contracts		(261)	734	—	473	0.1
Credit Default Swap Contracts		—	818	—	818	0.1
Total Other Financial Instruments**		$98	$1,552	$—	$1,650

* Less than .05% of net assets.
** Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

Quantitative Information about Level 3 Fair Value Measurements
The significant inputs used in determining the fair value levels of Level 3 securities were as follows:

						Fair
					Range(Weighted	Value
Category and Subcategory		Valuation Technique(s)		Unobservable Input(s)	Average)	($)
Long-Term Fixed Income Investments
Germany	Other*					$3,370
United States	Broker Quote**					513
United States	Market Comparable Companies			Yield to Worst	24.24%	2,343
United States	Market Comparable Companies			Yield to Worst	5.0%-10.0%	1,950
United States	Market Comparable Companies			Yield to Worst	-0.240%-3.17%	5,293
Preferred Stock	Market Conversion Price			Redemption Value	1,036.74	3,072
Total Investments						16,541

*    Level 3 investments with a listed Valuation Technique of "Other" for the period ended October 31, 2013 were less than 1% of net assets.
**  For a description of the "Broker Quote" Valuation Technique see note 2 in the Notes to Financial Statements.

For qualitative information on the significant inputs used in determining the fair values of Level 3 securities see note 2 in the Notes to Financial Statements.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended October 31, 2013 were as follows:

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2013

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net	Net	Net Change		on
	Beginning			Accrued	Realized	Transfers Transfers in Unrealized			Ending	Investments
Category and	Balance	Gross	Gross	Discounts/	Gain	into	out of Appreciation/ Balance of			held as of
Subcategory	11/1/2012 Purchases		Sales	(Premiums)	(Loss)	Level 3	Level 3 (Depreciation) 10/31/2013 10/31/2013
Long-Term-Fixed
Income Investments
Dominican Republic	$435	$ –	$395	$(9)	$(163)	$–	$ –	$132	$–	$–
Germany	933	3,438	927	–	(277)	–	–	203	3,370	(68)
Switzerland	979	–	1,070	1	104	–	–	(14)	–	–
United States	8,291	2,424	508	7	27	–	–	(142)	10,099	(129)
Preferred Stock	2,485	–	–	–	–	–	–	587	3,072	587
Short Term Investments	3,092	–	3,159	–	(107)	–	–	174	–	–
Total Investments	16,215	5,862	6,059	(1)	(416)	–	–	940	16,541	390

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

				Foreign
			Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments			Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*			$—	$—	$11
Unrealized appreciation on foreign currency exchange contracts			—	1,173	—
Variation margin on futures contracts**			—	—	359
Credit default swap contracts, at fair value			2,491	—	—
Total			$2,491	$1,173	$370

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts			$—	$700	$—

				Foreign
		Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts		Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts		$—	$—	$—	$(1,028)
Options written		—	—	—	(216)
Index swap contracts		(177)	—	—	—
Credit default swap contracts		—	1,994	—	—
Foreign currency-related transactions***		—	—	(3,024)	—
Total		$(177)	$1,994	$(3,024)	$(1,244)

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****		$—	$—	$—	$(28)
Futures contracts		—	—	—	323
Credit default swap contracts		—	845	—	—
Foreign currency-related transactions*****		—	—	(19)	—
Total		$—	$845	$(19)	$295

* Fair value of purchased options.
**				Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
***				Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
*****Only includes change in unrealized gain (loss) on forwards and spot contracts. May differ from the net change in unrealized gain (loss) for foreign currency-
related transactions reported within Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$924,567
Investments, at fair value(>)	932,057
Cash (restricted)(a)(b)	2,755
Foreign currency holdings(^)	3,334
Unrealized appreciation on foreign currency exchange contracts	1,173
Receivables:
Dividends and interest	13,920
Dividends from affiliated Russell funds	8
Investments sold	5,302
Fund shares sold	1,748
Foreign taxes recoverable	98
Credit default swap contracts, at fair value(+)	2,491
Total assets	962,886

Liabilities
Payables:
Due to broker(c)	2,450
Investments purchased	16,477
Fund shares redeemed	366
Accrued fees to affiliates	662
Other accrued expenses	144
Daily variation margin on futures contracts	17
Unrealized depreciation on foreign currency exchange contracts	700
Total liabilities	20,816

Net Assets	$942,070

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,764
Accumulated net realized gain (loss)	5,493
Unrealized appreciation (depreciation) on:
Investments	7,490
Futures contracts	359
Credit default swap contracts	818
Foreign currency-related transactions	442
Shares of beneficial interest	923
Additional paid-in capital	924,781
Net Assets	$942,070
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.18
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.58
Class A — Net assets	$8,272,962
Class A — Shares outstanding ($.01 par value)	812,368
Net asset value per share: Class C(#)	$10.14
Class C — Net assets	$12,184,422
Class C — Shares outstanding ($.01 par value)	1,201,211
Net asset value per share: Class E(#)	$10.20
Class E — Net assets	$15,856,438
Class E — Shares outstanding ($.01 par value)	1,554,944
Net asset value per share: Class S(#)	$10.21
Class S — Net assets	$590,280,066
Class S — Shares outstanding ($.01 par value)	57,805,432
Net asset value per share: Class Y(#)	$10.22
Class Y — Net assets	$315,476,547
Class Y — Shares outstanding ($.01 par value)	30,877,702
Amounts in thousands
(^) Foreign currency holdings - cost	$3,384
(+) Credit default swap contracts - premiums paid (received)	$1,673
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$84,261
(a) Cash Collateral for Futures	$685
(b) Cash Collateral for Swaps	$2,070
(c) Due to Broker for Swaps	$2,450
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 295

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$199
Dividends from affiliated Russell funds	95
Interest	53,382
Less foreign taxes withheld	(83)
Total investment income	53,593

Expenses
Advisory fees	8,523
Administrative fees	410
Custodian fees	325
Distribution fees - Class A	25
Distribution fees - Class C	87
Transfer agent fees - Class A	20
Transfer agent fees - Class C	23
Transfer agent fees - Class E	29
Transfer agent fees - Class S	1,037
Transfer agent fees - Class Y	13
Professional fees	112
Registration fees	77
Shareholder servicing fees - Class C	29
Shareholder servicing fees - Class E	36
Trustees’ fees	22
Printing fees	193
Miscellaneous	19
Expenses before reductions	10,980
Expense reductions	(2,973)
Net expenses	8,007
Net investment income (loss)	45,586

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,451
Futures contracts	(1,028)
Options written	(216)
Index swap contracts	(177)
Credit default swap contracts	1,994
Foreign currency-related transactions	(2,528)
Net realized gain (loss)	3,496
Net change in unrealized appreciation (depreciation) on:
Investments	(19,751)
Futures contracts	323
Credit default swap contracts	845
Foreign currency-related transactions	(93)
Net change in unrealized appreciation (depreciation)	(18,676)
Net realized and unrealized gain (loss)	(15,180)
Net Increase (Decrease) in Net Assets from Operations	$30,406

See accompanying notes which are an integral part of the financial statements.

296 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,586	$48,955
Net realized gain (loss)	3,496	8,922
Net change in unrealized appreciation (depreciation)	(18,676)	44,676
Net increase (decrease) in net assets from operations	30,406	102,553

Distributions
From net investment income
Class A	(553)	(497)
Class C	(539)	(433)
Class E	(779)	(1,514)
Class S	(29,453)	(47,527)
Class Y	(17,432)	(36,000)
From net realized gain
Class A	(64)	—
Class C	(53)	—
Class E	(85)	—
Class S	(2,966)	—
Class Y	(1,922)	—
Net decrease in net assets from distributions	(53,846)	(85,971)

Share Transactions*
Net increase (decrease) in net assets from share transactions	170,933	886
Total Net Increase (Decrease) in Net Assets	147,493	17,468

Net Assets
Beginning of period	794,577	777,109
End of period	$942,070	$794,577
Undistributed (overdistributed) net investment income included in net assets	$1,764	$7,117

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 297

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	463	$4,837	650	$6,590
Proceeds from reinvestment of distributions	58	600	48	483
Payments for shares redeemed	(554)	(5,663)	(91)	(938)
Net increase (decrease)	(33)	(226)	607	6,135
Class C
Proceeds from shares sold	877	9,175	466	4,782
Proceeds from reinvestment of distributions	57	582	42	421
Payments for shares redeemed	(396)	(3,985)	(180)	(1,838)
Net increase (decrease)	538	5,772	328	3,365
Class E
Proceeds from shares sold	407	4,180	306	3,138
Proceeds from reinvestment of distributions	72	739	134	1,336
Payments for shares redeemed	(180)	(1,849)	(544)	(5,658)
Net increase (decrease)	299	3,070	(104)	(1,184)
Class S
Proceeds from shares sold	21,112	218,142	12,657	129,703
Proceeds from reinvestment of distributions	3,114	32,132	4,612	45,969
Payments for shares redeemed	(9,994)	(103,219)	(13,583)	(140,142)
Net increase (decrease)	14,232	147,055	3,686	35,530
Class Y
Proceeds from shares sold	4,718	48,310	4,721	47,870
Proceeds from reinvestment of distributions	1,872	19,355	3,621	36,000
Payments for shares redeemed	(5,042)	(52,403)	(12,267)	(126,830)
Net increase (decrease)	1,548	15,262	(3,925)	(42,960)
Total increase (decrease)	16,584	$170,933	592	$886

See accompanying notes which are an integral part of the financial statements.

298 Russell Global Opportunistic Credit Fund

(This page intentionally left blank)

Russell Investment Company
Russell Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	10.47	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.58	.67	1.25	(1.10)	—
October 31, 2011	10.09	.57	(.25)	.32	(.09)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

Class C
October 31, 2013	10.44	.42	(.15)	.27	(.50)	(.07)
October 31, 2012	10.25	.51	.67	1.18	(.99)	—
October 31, 2011	10.08	.48	(.23)	.25	(.08)	—(f)
October 31, 2010(3)	10.00	.02	.06	.08	—	—

Class E
October 31, 2013	10.49	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.59	.67	1.26	(1.09)	—
October 31, 2011	10.09	.56	(.24)	.32	(.09)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

Class S
October 31, 2013	10.50	.54	(.16)	.38	(.60)	(.07)
October 31, 2012	10.35	.62	.66	1.28	(1.13)	—
October 31, 2011	10.09	.58	(.22)	.36	(.10)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

Class Y
October 31, 2013	10.51	.56	(.17)	.39	(.61)	(.07)
October 31, 2012	10.36	.63	.66	1.29	(1.14)	—
October 31, 2011	10.09	.58	(.21)	.37	(.10)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

See accompanying notes which are an integral part of the financial statements.
300 Russell Global Opportunistic Credit Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income to	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.64)	10.18	3.48	8,273	1.59	1.20	5.12	85
(1.10)	10.47	13.09	8,857	1.57	1.20	5.67	109
(.09)	10.32	3.24	2,468	1.57	1.20	5.58	126
—	10.09	.90	234	1.88	1.51	3.13	4

(.57)	10.14	2.65	12,184	2.34	1.95	4.34	85
(.99)	10.44	12.33	6,918	2.32	1.95	4.94	109
(.08)	10.25	2.51	3,432	2.32	1.95	4.78	126
—	10.08	.80	664	2.63	2.26	2.53	4

(.64)	10.20	3.42	15,856	1.59	1.20	5.09	85
(1.09)	10.49	13.18	13,165	1.57	1.20	5.75	109
(.09)	10.32	3.22	14,029	1.57	1.20	5.53	126
—	10.09	.90	885	1.88	1.51	3.80	4

(.67)	10.21	3.72	590,280	1.34	.95	5.33	85
(1.13)	10.50	13.37	457,523	1.32	.95	6.00	109
(.10)	10.35	3.57	412,737	1.32	.95	5.71	126
—	10.09	.90	247,804	1.63	1.26	3.58	4

(.68)	10.22	3.76	315,477	1.14	.86	5.43	85
(1.14)	10.51	13.43	308,114	1.13	.85	6.11	109
(.10)	10.36	3.69	344,443	1.14	.86	5.73	126
—	10.09	.90	370,496	1.46	1.18	3.37	4

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 301

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Strategic Bond Fund - Class A‡			Russell Strategic Bond Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(4.41)%		1 Year	(0.31)%
5 Years	7.38	%§	5 Years	8.52	%§
10 Years	4.41	%§	10 Years	5.14	%§

Russell Strategic Bond Fund - Class C‡‡			Russell Strategic Bond Fund - Class Y‡‡‡‡
	Total			Total
	Return			Return
1 Year	(1.33)%		1 Year	(0.13)%
5 Years	7.42	%§	5 Years	8.68	%§
10 Years	4.42	%§	10 Years	5.20	%§

Russell Strategic Bond Fund - Class E			Barclays U.S. Aggregate Bond Index **
	Total			Total
	Return			Return
1 Year	(0.57)%		1 Year	(1.08)%
5 Years	8.30	%§	5 Years	6.09	%§
10 Years	4.86	%§	10 Years	4.78	%§

Russell Strategic Bond Fund - Class I
	Total
	Return
1 Year	(0.34)%
5 Years	8.57	%§
10 Years	5.14	%§

302 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Strategic Bond Fund (the “Fund”) employs a multi-	In international markets, Europe experienced relatively strong
manager approach whereby portions of the Fund are allocated to	performance over the period and that fed through into the
different money managers. Fund assets not allocated to money	performance of the Euro against the U.S. dollar and Japanese
managers are managed by Russell Investment Management	Yen. The Fund tended to be short Euro over the period, so this
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	was a drag on performance. In opposition to the strong European
the allocation of the Fund’s assets among money managers at	market performance, emerging markets were significant laggards
any time. An exemptive order from the Securities and Exchange	over the period. Larger, more liquid emerging markets like Brazil,
Commission (“SEC”) permits RIMCo to engage or terminate a	Indonesia, Mexico and Turkey tended to be among the harder hit
money manager at any time, subject to approval by the Fund’s	by the downward market moves, and therefore the Fund’s emerging
Board, without a shareholder vote. Pursuant to the terms of the	markets exposure was generally negative for Fund performance.
exemptive order, the Fund is required to notify its shareholders	However, the Fund also had a limited number of short positions in
within 90 days of when a money manager begins providing	emerging market currencies that proved positive for performance
services. As of October 31, 2013, the Fund had seven money	over the quarter.
managers.
How did the investment strategies and techniques employed
What is the Fund’s investment objective?	by the Fund and its money managers affect its benchmark
The Fund seeks to provide current income, and as a secondary	relative performance?
objective, capital appreciation.	Brookfield Investment Management Inc. (“Brookfield”)

How did the Fund perform relative to its benchmark for the	outperformed the Fund’s benchmark for the fiscal year.
fiscal year ended October 31, 2013?	Outperformance was driven by large exposures to non-agency
mortgages and commercial mortgage-back securities.
For the fiscal year ended October 31, 2013, the Fund’s Class A,
Class C, Class E, Class I, Class S and Class Y Shares lost 0.67%,	Colchester Global Investors Limited (“Colchester”) outperformed
1.33%, 0.57%, 0.34%, 0.31% and 0.13%, respectively. This is	the Fund’s benchmark for the fiscal year. Colchester added
compared to the Fund’s benchmark, the Barclays U.S. Aggregate	value in both interest rate and currency strategies. Colchester’s
Bond Index, which lost 1.08% during the same period. The Fund’s	value currency strategy was the most positive for performance
performance includes operating expenses, whereas index returns	as it included short positions in falling currencies such as the
are unmanaged and do not include expenses of any kind.	Indonesian rupiah and Brazilian real.
For the fiscal year ended October 31, 2013, the Lipper® BBB	Logan Circle Partners, L.P. (“Logan”) outperformed the Fund’s
Rated Corporate Debt Funds Average, a group of funds that	benchmark for the fiscal year. An overweight to corporate credit
Lipper considers to have investment strategies similar to those	was the key driver of performance, especially exposure to the high
of the Fund, lost 0.15%. For the same period, the Lipper®	yield market.
Intermediate Investment Grade Debt Funds Average, another	Macro Currency Group (“Macro”) underperformed the Fund’s
group of funds that Lipper considers to have investment strategies	benchmark for the fiscal year. A short Euro position detracted
similar to those of the Fund, lost 1.54%. These returns serve as	from performance throughout much of the period. Also, a long Yen
peer comparisons and are expressed net of operating expenses.	position in January was particularly negative for performance.

How did the market conditions described in the Market	Metropolitan West Asset Management, LLC (“Met West”)
Summary report affect the Fund’s performance?	outperformed the Fund’s benchmark for the fiscal year. Exposure
Over the fiscal year ended October 31, 2013, volatility in interest	to non-agency mortgages and an overweight to financials were the
rate markets had a mixed impact on the Fund, but the large upward	leading drivers of performance. A short duration position also
interest rate movement in May and June proved to be the period’s	helped.
dominant change and this benefited the Fund’s short duration	Pacific Investment Management Company LLC (“PIMCO”)
position. Credit markets, on the other hand, had a more limited	outperformed the Fund’s benchmark for the fiscal year. Yield
sell off during that time frame and as such the more meaningful	curve positioning was a lead contributor while an overweight to
move was the broad tightening of credit spreads that occurred	financials also helped. Emerging market exposure detracted from
in corporate markets throughout much of the period. This was	performance.
a positive for the Fund’s typical preference to be overweight	Wellington Management Company, LLP (“Wellington”) performed
corporate credit risk. Within corporate credit, the financial sector	in line with the Fund’s benchmark for the fiscal year. Wellington’s
continued to converge to industrials on a spread basis, which	credit exposure was generally positive for the Fund, but its
again proved positive for the Fund’s positioning.	conservative credit selection reduced the magnitude of this

Russell Strategic Bond Fund 303

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

impact. Macro strategies in currency and international rates	Money Managers as of October 31,
markets detracted from performance.	2013	Styles
RIMCo manages the portion of the Fund’s assets that RIMCo	Brookfield Investment Management Inc.	Sector Specialist
determines not to allocate to the money managers. Assets not	Colchester Global Investors Limited	Fully Discretionary
allocated to managers include the Fund’s liquidity reserves and	Logan Circle Partners, L.P.	Fully Discretionary
assets which may be managed directly by RIMCo to modify the	Macro Currency Group – an investment	Fully Discretionary
group within Principal Global Investors LLC¹
Fund’s overall portfolio characteristics to seek to achieve the	Metropolitan West Asset Management, LLC	Fully Discretionary
desired risk/return profile for the Fund. During the period, RIMCo	Pacific Investment Management Company	Fully Discretionary
managed the Fund’s liquidity reserve using cash and treasury	LLC
futures, and this had a very limited impact on performance.	Wellington Management Company, LLP	Fully Discretionary
RIMCo only deviated the manager weights by small amounts from
their targets, so the sum performance impact of these two RIMCo	¹Principal Global Investors LLC is the asset management arm of the Principal
effects was relatively small.	Financial Group® (The Principal®), which includes various member companies including Principal Global Investors LLC, Principal Global Investors (Europe)
During the period, the Fund used derivatives to manage duration,	Limited, and others. The Macro Currency Group is the specialist currency
yield-curve positioning, currency risk and credit risk. Futures,	investment group within Principal Global Investors. Where used herein, Macro
Currency Group means Principal Global Investors LLC.
options, interest-rate swaps, credit default swaps and swaptions were used for this purpose. The use of these derivatives had a
mixed impact on performance, but most of these derivatives	The views expressed in this report reflect those of the portfolio
were used for risk management purposes to hedge toward the	managers only through the end of the period covered by
benchmark. On this front, the derivatives performed as expected.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
Describe any changes to the Fund’s structure or the money	affiliated organization. These views are subject to change
manager line-up.	at any time based upon market conditions or other events,
There were no changes to the Fund’s structure or money manager	and RIMCo disclaims any responsibility to update the views
line up during the fiscal year.	contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2003.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares.
The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡ The Fund first issued Class Y shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005.
The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

304 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$975.30	$1,020.16
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$4.98	$5.09

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$972.50	$1,016.33
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$8.75	$8.94
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.76%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$976.10	$1,020.01
	Expenses Paid During Period*	$5.13	$5.24

* Expenses are equal to the Fund's annualized expense ratio of 1.03%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Strategic Bond Fund 305

Russell Investment Company
Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$976.80	$1,021.68
Expenses Paid During Period*	$3.49	$3.57

* Expenses are equal to the Fund's annualized expense ratio of 0.70%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$977.60	$1,021.37
Expenses Paid During Period*	$3.79	$3.87

* Expenses are equal to the Fund's annualized expense ratio of 0.76%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$978.20	$1,022.28
Expenses Paid During Period*	$2.89	$2.96

* Expenses are equal to the Fund's annualized expense ratio of 0.58%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

306 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 83.0%			Series 2007-2 Class A2
Asset-Backed Securities - 6.9%			0.270% due 05/25/37 (Ê)	223	211
			Brazos Higher Education Authority
321 Henderson Receivables I LLC			Series 2010-1 Class A2
Series 2013-3A Class A			1.462% due 02/25/35 (Ê)	5,000	4,964
4.080% due 07/15/41 (Å)	2,340	2,340
			C-BASS Mortgage Loan Trust
Access Group, Inc.			Series 2007-CB3 Class A1
Series 2004-2 Class A3			4.401% due 03/25/37	13,912	7,347
0.428% due 10/25/24 (Ê)	3,700	3,340
			CCG Receivables Trust
ACE Securities Corp. Home Equity Loan			Series 2013-1 Class A2
Trust			1.050% due 08/14/20 (Þ)	3,580	3,582
Series 2006-HE2 Class A2D
0.440% due 05/25/36 (Ê)	2,572	1,429	Centex Home Equity Loan Trust
			Series 2002-D Class AF4
Series 2006-HE4 Class A2A			5.210% due 11/25/28	110	110
0.230% due 10/25/36 (Ê)	140	46
			Series 2006-A Class AV4
Ally Auto Receivables Trust			0.420% due 06/25/36 (Ê)	4,713	4,137
Series 2010-1 Class A4
2.300% due 12/15/14	81	81	CFC
			Series 2013-1A Class A
Series 2013-2 Class A2B			1.650% due 07/17/17 (Þ)	3,088	3,081
0.410% due 07/15/16 (Ê)	5,285	5,285
			Chesapeake Funding LLC
Ally Master Owner Trust			Series 2012-1A Class A
Series 2010-2 Class A			0.924% due 11/07/23 (Ê)(Þ)	5,680	5,695
4.250% due 04/15/17 (Þ)	1,592	1,663
			CIT Education Loan Trust
Series 2012-1 Class A2			Series 2007-1 Class A
1.440% due 02/15/17	5,690	5,739	0.341% due 03/25/42 (Ê)(Þ)	4,447	4,069
AmeriCredit Automobile Receivables			Citigroup Mortgage Loan Trust, Inc.
Trust			Series 2007-AHL3 Class A3A
Series 2010-4 Class B			0.230% due 07/25/45 (Ê)	640	486
1.990% due 10/08/15	1,265	1,267
			Series 2007-WFH1 Class A3
Series 2011-3 Class B			0.320% due 01/25/37 (Ê)	4,751	4,630
2.280% due 06/08/16	5,735	5,781
			Series 2007-WFH1 Class A4
Series 2012-2 Class A2			0.370% due 01/25/37 (Ê)	11,880	9,745
0.760% due 10/08/15	4,375	4,376
			CNH Equipment Trust
Series 2012-4 Class A2			Series 2012-C Class A2
0.490% due 04/08/16	4,940	4,938	0.440% due 02/16/16	2,247	2,247
ARL First LLC			Conseco Finance Home Improvement
Series 2012-1A Class A2			Loan Trust
3.810% due 12/15/42 (Å)	2,518	2,443	Series 2000-E Class M1
Asset Backed Securities Corp. Home			8.130% due 08/15/31	140	140
Equity			Conseco Finance Securitizations Corp.
Series 2006-HE5 Class A5			Series 2001-4 Class A4
0.410% due 07/25/36 (Ê)	8,729	6,853	7.360% due 08/01/32	2,679	2,849
Asset Backed Securities Corp. Home			Conseco Financial Corp.
Equity Loan Trust			Series 1997-5 Class A6
Series 2004-HE6 Class A1			6.820% due 05/15/29	94	96
0.445% due 09/25/34 (Ê)	80	79
			Series 1997-7 Class A6
Series 2006-HE3 Class A4			6.760% due 07/15/28	321	338
0.340% due 03/25/36 (Ê)	2,591	2,408
			Countrywide Asset-Backed Certificates
Bank of America Auto Trust			Series 2005-4 Class AF3
Series 2012-1 Class A3			4.456% due 10/25/35	165	166
0.780% due 06/15/16	15,049	15,085
			Series 2005-17 Class 4A2A
Bear Stearns Asset Backed Securities			0.430% due 05/25/36 (Ê)	872	868
I Trust
Series 2007-HE5 Class 1A2			Series 2006-3 Class 2A2
0.350% due 06/25/47 (Ê)	3,500	3,248	0.350% due 06/25/36 (Ê)	1,693	1,606
BNC Mortgage Loan Trust			Series 2007-4 Class A2
			5.530% due 04/25/47	2,645	2,438

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 307

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Credit-Based Asset Servicing and			Series 1994-1 Class A5
Securitization LLC			7.650% due 04/15/19	432	450
Series 2003-CB6 Class M1			GSAA Trust
1.220% due 12/25/33 (Ê)	3,899	3,641	Series 2006-2 Class 2A3
DT Auto Owner Trust			0.440% due 12/25/35 (Ê)	3,270	3,208
Series 2012-2A Class A			GSAMP Trust
0.910% due 11/16/15 (Þ)	1,643	1,643	Series 2005-WMC2 Class A2C
Series 2013-1A Class A			0.520% due 11/25/35 (Ê)	6,076	5,622
0.750% due 05/16/16 (Þ)	4,395	4,395	Series 2006-HE5 Class A2C
Series 2013-2A Class A			0.320% due 08/25/36 (Ê)	7,534	5,444
0.810% due 09/15/16 (Þ)	12,400	12,402	Series 2007-FM1 Class A2A
Enterprise Fleet Financing LLC			0.240% due 12/25/36 (Ê)	638	313
Series 2011-3 Class A2			Series 2007-NC1 Class A2B
1.620% due 05/20/17 (Þ)	4,059	4,074	0.270% due 12/25/46 (Ê)	1,142	604
Series 2013-2 Class A2			Series 2007-NC1 Class A2C
1.060% due 03/20/19 (Þ)	7,525	7,540	0.320% due 12/25/46 (Ê)	12,711	6,766
EquiFirst Mortgage Loan Trust			HLSS Servicer Advance Receivables
Series 2003-2 Class M2			Backed Notes
2.720% due 09/25/33 (Ê)	2,006	1,887	Series 2013-T5 Class DT5
Exeter Automobile Receivables Trust			3.314% due 08/15/46 (Å)	4,100	4,083
Series 2013-1A Class A			Home Equity Asset Trust
1.290% due 10/16/17 (Þ)	2,529	2,525	Series 2006-4 Class 2A4
Fannie Mae Grantor Trust			0.450% due 08/25/36 (Ê)	3,361	2,545
Series 2003-T4 Class 2A5			Honda Auto Receivables Owner Trust
5.407% due 09/26/33	557	574	Series 2010-3 Class A4
Federal Home Loan Mortgage Corp.			0.940% due 12/21/16	8,804	8,810
Structured Pass Through Securities			Series 2011-3 Class A3
Series 2000-30 Class A5			0.880% due 09/21/15	837	839
7.851% due 12/25/30	382	388	HSBC Home Equity Loan Trust
First Franklin Mortgage Loan Trust			Series 2005-1 Class A
Series 2005-FF8 Class M1			0.463% due 01/20/34 (Ê)	1,414	1,392
0.660% due 09/25/35 (Ê)	4,600	4,099	Series 2006-2 Class A1
First Franklin Mortgage Loan Asset			0.323% due 03/20/36 (Ê)	2,639	2,582
Backed Certificates			Series 2007-1 Class AS
Series 2006-FF18 Class A2B			0.373% due 03/20/36 (Ê)	5,915	5,777
0.280% due 12/25/37 (Ê)	10,381	6,076
Ford Credit Auto Lease Trust			Series 2007-2 Class A3V
Series 2011-B Class A4			0.393% due 07/20/36 (Ê)	4,150	4,112
1.420% due 01/15/15	2,250	2,257	HSI Asset Securitization Corp. Trust
			Series 2007-WF1 Class 2A4
Series 2012-A Class A3			0.420% due 05/25/37 (Ê)	9,069	6,637
0.850% due 01/15/15	12,486	12,504
			Huntington Auto Trust
Ford Credit Floorplan Master Owner			Series 2012-2 Class A2
Trust
Series 2012-1 Class A			0.380% due 09/15/15	4,413	4,411
0.644% due 01/15/16 (Ê)	12,500	12,506	Hyundai Auto Receivables Trust
Fremont Home Loan Trust			Series 2011-B Class A3
Series 2006-E Class 2A1			1.040% due 09/15/15	617	618
0.230% due 01/25/37 (Ê)	21	10	Series 2012-B Class A2
GE Capital Credit Card Master Note			0.540% due 01/15/15	2,072	2,072
Trust			IXIS Real Estate Capital Trust
Series 2012-1 Class A			Series 2006-HE1 Class A3
1.030% due 01/15/18	6,200	6,220	0.370% due 03/25/36 (Ê)	2,249	1,230
GE Dealer Floorplan Master Note Trust			Series 2006-HE1 Class A4
Series 2012-1 Class A			0.470% due 03/25/36 (Ê)	6,109	3,414
0.743% due 02/20/17 (Ê)	4,945	4,958	Series 2006-HE2 Class A3
Green Tree Financial Corp.			0.330% due 08/25/36 (Ê)	745	322

See accompanying notes which are an integral part of the financial statements.

308 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-HE2 Class A4			0.980% due 05/15/15	16,345	16,376
0.430% due 08/25/36 (Ê)	6,156	2,699	Series 2013-B Class A2B
JPMorgan Mortgage Acquisition Trust			0.622% due 01/15/16 (Ê)	2,590	2,590
Series 2006-HE2 Class A4			Nissan Auto Receivables Owner Trust
0.320% due 07/25/36 (Ê)	2,343	2,005	Series 2011-A Class A3
Series 2007-CH2 Class AV4			1.180% due 02/16/15	764	765
0.320% due 01/25/37 (Ê)	10,370	8,171	Series 2012-B Class A2
Series 2007-HE1 Class AV1			0.390% due 04/15/15	937	937
0.230% due 03/25/47 (Ê)	72	68	Panhandle-Plains Higher Education
Lehman XS Trust			Authority, Inc.
Series 2005-9N Class 1A1			Series 2011-1 Class A3
0.440% due 02/25/36 (Ê)	2,802	2,397	1.198% due 10/01/37 (Ê)	2,500	2,473
Series 2006-9 Class A1B			Popular ABS Mortgage Pass-Through
0.330% due 05/25/46 (Ê)	1,321	1,036	Trust
Series 2006-13 Class 1A2			Series 2006-C Class A4
0.340% due 09/25/36 (Ê)	1,244	978	0.420% due 07/25/36 (Ê)	10,824	8,852
Series 2006-19 Class A2			Series 2006-D Class A3
0.340% due 12/25/36 (Ê)	1,781	1,404	0.430% due 11/25/46 (Ê)	3,814	2,822
Long Beach Mortgage Loan Trust			Prestige Auto Receivables Trust
Series 2004-4 Class 1A1			Series 2013-1A Class A2
0.730% due 10/25/34 (Ê)	39	37	1.090% due 02/15/18 (Þ)	3,271	3,277
Series 2004-4 Class M1			RAMP Trust
1.070% due 10/25/34 (Ê)	10,600	9,968	Series 2006-RS1 Class AI2
Massachusetts Educational Financing			0.400% due 01/25/36 (Ê)	1,102	1,023
Authority			RASC Trust
Series 2008-1 Class A1			Series 2005-KS12 Class A2
1.188% due 04/25/38 (Ê)	2,423	2,424	0.420% due 01/25/36 (Ê)	1,390	1,380
Mastr Asset Backed Securities Trust			Series 2006-KS3 Class AI3
Series 2006-HE5 Class A3			0.340% due 04/25/36 (Ê)	80	80
0.330% due 11/25/36 (Ê)	4,570	2,574	Renaissance Home Equity Loan Trust
Series 2006-HE5 Class A4			Series 2005-4 Class A3
0.390% due 11/25/36 (Ê)	1,296	736	5.565% due 02/25/36	159	143
Series 2006-NC2 Class A4			Series 2006-1 Class AF3
0.320% due 08/25/36 (Ê)	13,113	6,259	5.608% due 05/25/36	74	52
Series 2006-NC3 Class A4			Series 2006-1 Class AF6
0.330% due 10/25/36 (Ê)	180	93	5.746% due 05/25/36	2,036	1,528
Series 2006-NC3 Class A5			Series 2006-2 Class AF2
0.380% due 10/25/36 (Ê)	8,005	4,147	5.762% due 08/25/36	242	157
Mercedes-Benz Master Owner Trust			Series 2007-1 Class AF2
Series 2012-BA Class A			5.512% due 04/25/37	4,713	2,455
0.444% due 11/15/16 (Ê)(Þ)	5,980	5,979	Series 2007-2 Class AF2
Morgan Stanley ABS Capital I, Inc. Trust			5.675% due 06/25/37	1,443	774
Series 2006-WMC2 Class A2FP			Santander Drive Auto Receivables Trust
0.220% due 07/25/36 (Ê)	50	17	5.000% due 11/07/23	2,980	2,970
Series 2007-HE5 Class A2C			Series 2010-A Class A3
0.420% due 03/25/37 (Ê)	2,871	1,333	1.830% due 11/17/14 (Þ)	2,688	2,691
Series 2007-HE5 Class A2D			Series 2011-2 Class B
0.510% due 03/25/37 (Ê)	6,645	3,127	2.660% due 01/15/16	2,154	2,165
Morgan Stanley IXIS Real Estate Capital			Series 2012-1 Class B
Trust			2.720% due 05/16/16	4,305	4,369
Series 2006-2 Class A1			Series 2012-2 Class A2
0.220% due 11/25/36 (Ê)	4	2	0.910% due 05/15/15	1,078	1,078
Newcastle CDO IX 1 Ltd			Series 2012-2 Class A3
0.450% due 05/25/52	3,089	2,973	1.220% due 12/15/15	2,745	2,751
Nissan Auto Lease Trust

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 309

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-2 Class B			Series 2008-8 Class B
2.090% due 08/15/16	5,480	5,535	2.488% due 10/25/29 (Ê)	1,530	1,504
Series 2013-2 Class A2			Series 2008-9 Class B
0.470% due 03/15/16	1,047	1,047	2.488% due 10/25/29 (Ê)	1,530	1,547
Series 2013-2 Class B			Series 2013-4 Class A
1.330% due 03/15/18	3,150	3,147	0.720% due 06/25/27 (Ê)	3,544	3,536
Series 2013-3 Class B			Small Business Administration
1.190% due 05/15/18	5,435	5,382	Participation Certificates
Scholar Funding Trust			Series 1997-20D Class 1
Series 2012-B Class A2			7.500% due 04/01/17	231	245
1.271% due 03/28/46 (Ê)(Þ)	3,500	3,531	Series 2004-20F Class 1
Securitized Asset Backed Receivables			5.520% due 06/01/24	115	127
LLC Trust			Series 2005-20G Class 1
Series 2007-BR2 Class A2			4.750% due 07/01/25	1,742	1,868
0.400% due 02/25/37 (Ê)	3,284	1,620	Series 2013-20G Class 1
Series 2007-BR4 Class A2B			3.150% due 07/01/33	1,650	1,656
0.370% due 05/25/37 (Ê)	6,754	3,862	Soundview Home Equity Loan Trust
Series 2007-BR5 Class A2A			Series 2006-EQ2 Class A3
0.300% due 05/25/37 (Ê)	4,331	2,366	0.330% due 01/25/37 (Ê)	11,002	6,801
Series 2007-HE1 Class A2A			Series 2007-OPT1 Class 2A1
0.230% due 12/25/36 (Ê)	740	244	0.250% due 06/25/37 (Ê)	318	237
Series 2007-NC1 Class A2B			Soundview Home Loan Trust
0.320% due 12/25/36 (Ê)	8,235	4,231	Series 2006-EQ1 Class A3
Series 2007-NC1 Class A2C			0.330% due 10/25/36 (Ê)	5,834	4,579
0.380% due 12/25/36 (Ê)	2,045	1,062	Structured Asset Investment Loan Trust
SLM Private Education Loan Trust			Series 2006-2 Class A3
Series 2010-A Class 2A			0.350% due 04/25/36 (Ê)	3,817	3,130
3.424% due 05/16/44 (Ê)(Þ)	9,145	9,622	Structured Asset Securities Corp.
Series 2013-B Class A2A			Mortgage Loan Trust
1.850% due 06/17/30 (Þ)	12,420	12,071	Series 2005-4XS Class 2A1A
SLM Student Loan Trust			1.933% due 03/25/35 (Ê)	1,666	1,635
Series 2005-5 Class A2			Series 2006-BC6 Class A4
0.318% due 10/25/21 (Ê)	438	437	0.340% due 01/25/37 (Ê)	8,336	6,266
Series 2006-2 Class A6			Series 2006-WF2 Class A3
0.408% due 01/25/41 (Ê)	4,400	3,824	0.320% due 07/25/36 (Ê)	3,103	3,025
Series 2006-8 Class A6			Series 2006-WF3 Class A4
0.398% due 01/25/41 (Ê)	4,400	3,826	0.480% due 09/25/36 (Ê)	5,740	4,946
Series 2007-6 Class B			Series 2007-BC1 Class A4
1.088% due 04/27/43 (Ê)	1,530	1,317	0.300% due 02/25/37 (Ê)	9,815	7,892
Series 2008-2 Class B			Series 2007-BC3 Class 2A1
1.438% due 01/25/29 (Ê)	1,530	1,297	0.230% due 05/25/47 (Ê)	1,876	1,846
Series 2008-3 Class A3			SunTrust Student Loan Trust
1.238% due 10/25/21 (Ê)	5,445	5,520	Series 2006-1A Class A4
Series 2008-3 Class B			0.428% due 10/28/37 (Å)(Ê)	5,000	4,544
1.438% due 04/25/29 (Ê)	1,530	1,335	Toyota Auto Receivables Owner Trust
Series 2008-4 Class B			Series 2012-B Class A2
2.088% due 04/25/29 (Ê)	1,530	1,372	0.360% due 02/17/15	3,086	3,087
Series 2008-5 Class B			Trinity Rail Leasing, LP
2.088% due 07/25/29 (Ê)	1,530	1,479	Series 2012-1A Class A2
			3.525% due 01/15/43 (Å)	5,890	5,702
Series 2008-6 Class B			Trip Rail Master Funding LLC
2.088% due 07/25/29 (Ê)	1,530	1,457	Series 2011-1A Class A2
Series 2008-7 Class A2			6.024% due 07/15/41 (Å)	5,733	6,625
0.738% due 10/25/17 (Ê)	15,134	15,146	USAA Auto Owner Trust
Series 2008-7 Class B
2.088% due 07/25/29 (Ê)	1,530	1,463

See accompanying notes which are an integral part of the financial statements.

310 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-1 Class A2			7.750% due 01/15/19	5,665	7,174
0.380% due 06/15/15	647	647	5.375% due 01/15/20	1,725	1,994
Volkswagen Auto Loan Enhanced Trust			Arch Coal, Inc.
Series 2012-2 Class A2			8.750% due 08/01/16	610	610
0.330% due 07/20/15	4,499	4,497	7.000% due 06/15/19	3,370	2,612
Washington Mutual Asset-Backed			Ashland, Inc.
Certificates			4.750% due 08/15/22	6,100	5,856
Series 2006-HE2 Class A3
0.320% due 05/25/36 (Ê)	4,065	2,096	6.875% due 05/15/43	1,540	1,494
			AT&T Corp.
		574,522	8.000% due 11/15/31	939	1,283
Corporate Bonds and Notes - 12.7%			AT&T, Inc.
AbbVie, Inc.			2.625% due 12/01/22	7,445	6,681
1.200% due 11/06/15	7,300	7,351	4.350% due 06/15/45	1,747	1,444
2.900% due 11/06/22	5,430	5,183	Bank of America Corp.
4.400% due 11/06/42	925	872	4.500% due 04/01/15	5,300	5,562
Aetna, Inc.			4.750% due 08/01/15	4,915	5,216
2.750% due 11/15/22	1,715	1,603	3.625% due 03/17/16	875	924
AIG Life Holdings, Inc.			5.625% due 10/14/16	1,680	1,883
8.125% due 03/15/46 (Þ)	2,085	2,528	6.000% due 09/01/17	2,165	2,485
Ally Financial, Inc.
4.625% due 06/26/15	100	104	5.750% due 12/01/17	3,495	3,996
Alterra USA Holdings, Ltd.			5.875% due 01/05/21	1,075	1,247
7.200% due 04/14/17 (Þ)	2,005	2,220	5.700% due 01/24/22	7,800	8,954
Altria Group, Inc.			4.100% due 07/24/23	8,095	8,203
9.700% due 11/10/18	558	749	Series MTNL
4.750% due 05/05/21	7,050	7,596	5.650% due 05/01/18	3,500	3,992
4.000% due 01/31/24	5,065	5,084	Bank of America NA
10.200% due 02/06/39	3,919	6,244	Series BKNT
4.250% due 08/09/42	2,285	1,949	0.534% due 06/15/16 (Ê)	3,100	3,047
5.375% due 01/31/44	2,215	2,241	5.300% due 03/15/17	2,000	2,221
American Airlines Class A Pass Through			0.554% due 06/15/17 (Ê)	4,175	4,069
Trust			6.100% due 06/15/17	2,000	2,277
4.950% due 01/15/23 (Þ)	5,757	5,930	Bank of New York Mellon Corp. (The)
American Express Credit Corp.			Series FRN
2.375% due 03/24/17	2,740	2,845	0.825% due 08/01/18 (Ê)	4,162	4,172
American Honda Finance			Barrick NA Finance LLC
0.744% due 10/07/16 (Ê)	5,875	5,897	5.750% due 05/01/43	3,785	3,258
American International Group, Inc.			Bear Stearns Cos. LLC (The)
5.050% due 10/01/15	400	431	5.550% due 01/22/17	2,861	3,189
4.875% due 09/15/16	1,055	1,160	7.250% due 02/01/18	1,150	1,387
5.450% due 05/18/17	1,075	1,211	Bristol-Myers Squibb Co.
8.250% due 08/15/18	4,100	5,187	2.000% due 08/01/22	7,605	6,934
			Burlington Northern Santa Fe LLC
6.400% due 12/15/20	2,575	3,089	3.050% due 03/15/22	2,100	2,026
4.875% due 06/01/22	3,400	3,722	Carlyle Holdings II Finance LLC
8.175% due 05/15/58	6,576	8,105	5.625% due 03/30/43 (Þ)	4,905	4,609
Ameriprise Financial, Inc.			Caterpillar Financial Services Corp.
7.518% due 06/01/66	2,705	3,003	7.150% due 02/15/19	1,575	1,952
Amgen, Inc.			CBS Corp.
2.125% due 05/15/17	1,030	1,051	4.300% due 02/15/21	1,444	1,513
Anadarko Petroleum Corp.			3.375% due 03/01/22	2,650	2,590
6.375% due 09/15/17	4,820	5,635	Cellco Partnership / Verizon Wireless
6.950% due 06/15/19	1,675	2,042	Capital LLC
6.450% due 09/15/36	4,170	4,908	8.500% due 11/15/18	5,833	7,505
Anheuser-Busch InBev Worldwide, Inc.			Chase Capital III

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 311

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series C			5.000% due 03/01/21	5,174	5,425
0.810% due 03/01/27 (Ê)	1,740	1,409	Discover Financial Services
Chevron Corp.			5.200% due 04/27/22	3,533	3,751
2.355% due 12/05/22	8,350	7,777	Dominion Resources, Inc.
3.191% due 06/24/23	3,145	3,113	4.450% due 03/15/21	3,075	3,316
CHS/Community Health Systems, Inc.			Dow Chemical Co. (The)
8.000% due 11/15/19	2,375	2,574	4.250% due 11/15/20	2,025	2,161
CIT Group, Inc.			Duke Energy Corp.
6.625% due 04/01/18 (Þ)	3,155	3,577	3.050% due 08/15/22	6,450	6,221
Citigroup, Inc.			Duke Energy Progress, Inc.
4.700% due 05/29/15	350	369	4.100% due 03/15/43	3,135	2,938
2.250% due 08/07/15	3,285	3,355	Dynegy Roseton LLC / Dynegy
5.300% due 01/07/16	1,325	1,437	Danskammer LLC Pass Through Trust
4.450% due 01/10/17	3,035	3,300	Series B
			7.670% due 11/08/16 (Ø)	7,845	157
6.000% due 08/15/17	1,500	1,725
			El Paso Natural Gas Co. LLC
6.125% due 11/21/17	7,695	8,932	7.500% due 11/15/26	1,425	1,803
8.500% due 05/22/19	1,195	1,546	Energy Transfer Partners, LP
4.500% due 01/14/22	7,050	7,526	4.150% due 10/01/20	3,800	3,944
3.500% due 05/15/23	8,799	8,166	5.200% due 02/01/22	1,325	1,426
0.812% due 08/25/36 (Ê)	2,250	1,841	6.050% due 06/01/41	2,158	2,251
Clearwire Communications LLC /			3.283% due 11/01/66 (Å)(Ê)	11,467	10,378
Clearwire Finance, Inc.			Enterprise Products Operating LLC
12.000% due 12/01/15 (Þ)	2,675	2,774	5.250% due 01/31/20	6,270	7,050
CNA Financial Corp.			5.950% due 02/01/41	3,625	3,981
7.250% due 11/15/23	1,850	2,272
			Series B
CNH Capital LLC			7.034% due 01/15/68	1,980	2,188
3.875% due 11/01/15	3,870	3,991
			Express Scripts Holding Co.
Comcast Corp.			3.500% due 11/15/16	4,103	4,375
5.700% due 07/01/19	2,325	2,730
Commonwealth Edison Co.			7.250% due 06/15/19	1,000	1,231
5.800% due 03/15/18	2,475	2,889	Farmers Exchange Capital
ConAgra Foods, Inc.			7.050% due 07/15/28 (Þ)	4,540	5,558
4.950% due 08/15/20	4,425	4,693	Farmers Exchange Capital II
Continental Airlines Pass Through Trust			6.151% due 11/01/53 (Å)	9,265	9,442
Series 09-1			First Chicago NBD Institutional Capital
9.000% due 07/08/16	2,810	3,189	I
			0.815% due 02/01/27 (Ê)	1,250	1,013
Coventry Health Care, Inc.
5.450% due 06/15/21	4,025	4,521	First Data Corp.
			8.250% due 01/15/21 (Þ)	5,705	6,076
COX Communications, Inc.
6.250% due 06/01/18 (Þ)	3,450	3,935	First Union Capital II
			Series A
Crown Castle Towers LLC			7.950% due 11/15/29	1,000	1,203
3.214% due 08/15/15 (Þ)	1,695	1,732
			Ford Motor Credit Co. LLC
CSC Holdings LLC			7.000% due 04/15/15	4,800	5,207
6.750% due 11/15/21	1,625	1,771
CSX Corp.			2.750% due 05/15/15	1,000	1,027
4.250% due 06/01/21	1,650	1,755	3.000% due 06/12/17	2,800	2,915
CVS Caremark Corp.			FPL Energy Wind Funding LLC
4.125% due 05/15/21	5,660	6,010	6.876% due 06/27/17 (Þ)	464	404
Delta Air Lines Pass Through Trust			Freeport-McMoRan Copper & Gold, Inc.
Series 2002-1 Class G-1			3.100% due 03/15/20	3,500	3,377
6.718% due 01/02/23	3,131	3,444	General Electric Capital Corp.
DIRECTV Holdings LLC / DIRECTV			4.375% due 09/16/20	3,100	3,376
Financing Co., Inc.			0.744% due 08/15/36 (Ê)	1,000	841
4.600% due 02/15/21	1,950	1,993	5.875% due 01/14/38	1,500	1,693

See accompanying notes which are an integral part of the financial statements.

312 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series A			3.500% due 09/01/23	1,640	1,645
7.125% due 06/15/49 (Æ)(ƒ)	4,890	5,452	HSBC USA, Inc.
Series GMTN			2.625% due 09/24/18	5,875	6,036
4.625% due 01/07/21	14,100	15,479	Humana, Inc.
3.100% due 01/09/23	3,000	2,892	6.450% due 06/01/16	1,485	1,664
6.150% due 08/07/37	2,035	2,365	8.150% due 06/15/38	2,291	3,060
Series MTNA			Indiantown Cogeneration, LP
6.750% due 03/15/32	2,975	3,642	Series A-10
General Electric Co.			9.770% due 12/15/20	2,055	2,239
5.250% due 12/06/17	4,865	5,564	International Business Machines Corp.
2.700% due 10/09/22	4,725	4,535	5.875% due 11/29/32	1,550	1,850
General Motors Co.			International Lease Finance Corp.
4.875% due 10/02/23 (Þ)	10,410	10,540	4.875% due 04/01/15	6,810	7,074
6.250% due 10/02/43 (Þ)	3,005	3,125	5.750% due 05/15/16	400	428
Genworth Holdings, Inc.			6.750% due 09/01/16 (Þ)	1,000	1,111
6.150% due 11/15/66	4,215	3,817	3.875% due 04/15/18	2,180	2,185
Georgia-Pacific LLC			JetBlue Airways Pass Through Trust
8.875% due 05/15/31	2,600	3,665	Series 04-2 Class G-2
GlaxoSmithKline Capital, Inc.			0.714% due 11/15/16 (Ê)	4,039	3,958
2.800% due 03/18/23	2,455	2,347	JPMorgan Chase & Co.
Glencore Funding LLC			6.300% due 04/23/19	3,050	3,615
2.500% due 01/15/19 (Þ)	4,115	3,961	4.350% due 08/15/21	2,900	3,076
Goldman Sachs Group, Inc. (The)			4.500% due 01/24/22	4,360	4,645
5.750% due 10/01/16	1,338	1,506	3.200% due 01/25/23	4,640	4,455
6.250% due 09/01/17	5,310	6,142	JPMorgan Chase Bank NA
5.750% due 01/24/22	10,970	12,440	Series BKNT
6.750% due 10/01/37	5,107	5,578	0.486% due 07/30/15 (Ê)	1,700	1,702
Series D			5.875% due 06/13/16	240	268
6.000% due 06/15/20	1,875	2,171	6.000% due 10/01/17	7,900	9,107
Series GMTN			JPMorgan Chase Capital XIII
7.500% due 02/15/19	2,417	2,968	Series M
Great Plains Energy, Inc.			1.198% due 09/30/34 (Ê)	7,300	5,694
5.292% due 06/15/22	3,785	4,131	JPMorgan Chase Capital XXI
HCA, Inc.			Series U
7.250% due 09/15/20	3,962	4,344	1.216% due 02/02/37 (Ê)	455	332
4.750% due 05/01/23	2,310	2,226	JPMorgan Chase Capital XXIII
HCP, Inc.			1.264% due 05/15/47 (Ê)	8,880	6,456
6.300% due 09/15/16	2,700	3,052	Kroger Co. (The)
3.750% due 02/01/19	2,000	2,087	3.400% due 04/15/22	2,100	2,056
2.625% due 02/01/20	2,000	1,934	Life Technologies Corp.
			6.000% due 03/01/20	7,133	8,170
Health Care REIT, Inc.
6.125% due 04/15/20	2,740	3,156	Lorillard Tobacco Co.
			8.125% due 06/23/19	5,801	7,158
4.950% due 01/15/21	650	700
			3.750% due 05/20/23	4,500	4,226
5.250% due 01/15/22	2,500	2,709
			Marina District Finance Co., Inc.
6.500% due 03/15/41	1,415	1,578	9.500% due 10/15/15	3,248	3,406
Hewlett-Packard Co.			McDonald's Corp.
4.650% due 12/09/21	8,760	8,870	2.625% due 01/15/22	2,075	2,024
Historic TW, Inc.			Merrill Lynch & Co., Inc.
8.050% due 01/15/16	2,900	3,284	Series GMTN
Honeywell International, Inc.			6.400% due 08/28/17	600	697
5.700% due 03/15/36	1,100	1,274	MetLife, Inc.
Hospira, Inc.			10.750% due 08/01/39	5,675	8,470
5.800% due 08/12/23	4,885	5,053	4.125% due 08/13/42	370	337
Howard Hughes Medical Institute

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 313

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Metropolitan Life Global Funding I			Philip Morris International, Inc.
1.500% due 01/10/18 (Þ)	7,000	6,904	2.900% due 11/15/21	5,575	5,460
MidAmerican Energy Holdings Co.			Plains All American Pipeline, LP / PAA
5.950% due 05/15/37	1,000	1,118	Finance Corp.
Mirant Mid Atlantic Pass Through Trust			2.850% due 01/31/23	850	787
Series B			Plains Exploration & Production Co.
9.125% due 06/30/17	2,179	2,335	6.875% due 02/15/23	2,750	3,046
Mondelez International, Inc.			PNC Bank NA
6.125% due 02/01/18	2,855	3,315	Series BKNT
Morgan Stanley			2.700% due 11/01/22	3,755	3,472
0.724% due 10/15/15 (Ê)	1,635	1,628	PNC Funding Corp.
5.375% due 10/15/15	7,000	7,553	3.300% due 03/08/22	8,530	8,423
5.750% due 10/18/16	1,500	1,683	Progress Energy, Inc.
5.550% due 04/27/17	2,450	2,753	7.050% due 03/15/19	1,000	1,218
Series GMTN			3.150% due 04/01/22	1,400	1,368
5.450% due 01/09/17	2,425	2,702	Prudential Financial, Inc.
6.625% due 04/01/18	4,905	5,753	5.625% due 06/15/43	2,550	2,540
5.500% due 07/24/20	1,500	1,693	Prudential Holdings LLC
			8.695% due 12/18/23 (Þ)	5,450	6,859
Motiva Enterprises LLC
5.750% due 01/15/20 (Þ)	1,775	2,044	Series FSA
			1.127% due 12/18/17 (Ê)(Þ)	2,750	2,734
Murray Street Investment Trust I
4.647% due 03/09/17	6,100	6,632	Public Service Co. of Colorado
			2.500% due 03/15/23	2,060	1,929
Mylan, Inc.
7.875% due 07/15/20 (Þ)	3,664	4,195	Public Service Co. of New Mexico
			7.950% due 05/15/18	3,320	4,000
National City Bank
Series BKNT			Quebecor World Capital Corp.
0.628% due 06/07/17 (Ê)	3,075	3,029	4.875% due 01/02/49 (Ø)	625	—
NBCUniversal Media LLC			QVC, Inc.
4.375% due 04/01/21	4,850	5,285	7.500% due 10/01/19 (Þ)	2,827	3,053
News America, Inc.			4.375% due 03/15/23	3,360	3,194
4.500% due 02/15/21	3,080	3,318	Raytheon Co.
Series WI			4.400% due 02/15/20	1,225	1,334
3.000% due 09/15/22	2,250	2,148	Republic Services, Inc.
Nisource Finance Corp.			3.550% due 06/01/22	5,550	5,472
6.400% due 03/15/18	2,180	2,543	Reynolds American, Inc.
Nomura Holdings Inc.			6.750% due 06/15/17	3,400	3,943
2.000% due 09/13/16	6,015	6,059	Rock Tenn Co.
Norfolk Southern Corp.			4.450% due 03/01/19	2,360	2,528
3.000% due 04/01/22	1,675	1,624	4.000% due 03/01/23	5,700	5,577
NVR, Inc.			Rohm & Haas Co.
3.950% due 09/15/22	3,700	3,607	6.000% due 09/15/17	100	115
OMX Timber Finance Investments I LLC			Sabine Pass LNG, LP
5.420% due 01/29/20 (Å)	7,200	7,920	7.500% due 11/30/16	385	430
Oncor Electric Delivery Co. LLC			Series 144a
6.800% due 09/01/18	4,750	5,706	7.500% due 11/30/16 (Þ)	2,900	3,099
7.000% due 09/01/22	1,275	1,566	SABMiller Holdings, Inc.
Panhandle Eastern Pipe Line Co., LP			3.750% due 01/15/22 (Þ)	5,575	5,716
8.125% due 06/01/19	3,542	4,356	Samsung Electronics America, Inc.
Penske Truck Leasing Co. Lp / PTL			1.750% due 04/10/17 (Þ)	7,200	7,286
Finance Corp.			Seagate HDD Cayman
3.125% due 05/11/15 (Þ)	5,480	5,631	3.750% due 11/15/18	8,270	8,302
Petrohawk Energy Corp.			Simon Property Group, LP
7.250% due 08/15/18	2,975	3,225	10.350% due 04/01/19	2,050	2,815
Pfizer, Inc.			SL Green Realty Corp
7.200% due 03/15/39	1,000	1,367	7.750% due 03/15/20	3,000	3,542

See accompanying notes which are an integral part of the financial statements.

314 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
SLM Corp.			6.500% due 08/15/37		1,525	1,911
6.250% due 01/25/16	3,000	3,266	Walt Disney Co. (The)
5.500% due 01/15/19	1,690	1,756	2.750% due 08/16/21		1,325	1,310
South Carolina Electric & Gas Co.			WCI Finance LLC / WEA Finance LLC
6.500% due 11/01/18	980	1,186	5.700% due 10/01/16 (Þ)		2,700	3,028
Southern Copper Corp.			WEA Finance LLC / WT Finance Aust
6.375% due 07/27/15	1,410	1,522	Pty, Ltd.
Springleaf Finance Corp.			6.750% due 09/02/19 (Þ)		1,300	1,559
5.750% due 09/15/16	600	635	WellPoint, Inc.
6.900% due 12/15/17	7,930	8,584	2.300% due 07/15/18		1,550	1,556
Sprint Capital Corp.			3.125% due 05/15/22		1,425	1,366
8.750% due 03/15/32	9,625	10,419	4.650% due 01/15/43		1,155	1,082
Sprint Communications, Inc.			Wells Fargo & Co.
9.000% due 11/15/18 (Þ)	2,630	3,189	2.150% due 01/15/19		2,505	2,517
Tennessee Gas Pipeline Co. LLC			3.500% due 03/08/22		7,390	7,500
8.000% due 02/01/16	2,050	2,339	4.125% due 08/15/23		9,770	9,771
8.375% due 06/15/32	2,920	3,822	Williams Cos., Inc. (The)
Time Warner Cable, Inc.			7.875% due 09/01/21		458	548
8.250% due 04/01/19	4,258	4,992	Williams Partners, LP / Williams
4.000% due 09/01/21	1,420	1,334	Partners Finance Corp.
Time Warner, Inc.			7.250% due 02/01/17		3,685	4,296
4.000% due 01/15/22	5,025	5,151	ZFS Finance USA Trust II
UAL 2009-1 Pass Through Trust			6.450% due 12/15/65 (Þ)		4,650	4,976
Series 09-1			ZFS Finance USA Trust V
10.400% due 11/01/16	329	371	6.500% due 05/09/37 (Þ)		9,851	10,454
UBS Preferred Funding Trust V						1,049,973
Series 1			International Debt - 5.7%
6.243% due 05/29/49 (ƒ)	3,100	3,313	ABN Amro Bank NV
Unilever Capital Corp.			1.037% due 10/28/16 (Å)(Ê)		3,400	3,400
2.750% due 02/10/16	1,300	1,360	2.500% due 10/30/18 (Å)		3,300	3,304
United Technologies Corp.			Ainsworth Lumber Co., Ltd.
3.100% due 06/01/22	3,550	3,507	7.500% due 12/15/17 (Þ)		1,938	2,095
UnitedHealth Group, Inc.			AK Transneft OJSC Via
2.875% due 03/15/22	1,375	1,325	TransCapitalInvest, Ltd.
2.750% due 02/15/23	1,125	1,057	8.700% due 08/07/18 (Þ)		900	1,100
Valeant Pharmaceuticals International			America Movil SAB de CV
6.375% due 10/15/20 (Þ)	1,500	1,601	3.125% due 07/16/22		1,710	1,610
Ventas Realty LP/CAP CRP			American International Group, Inc.
2.000% due 02/15/18	2,740	2,707	6.765% due 11/15/17	GBP	1,900	3,566
Verizon Communications, Inc.			ArcelorMittal
2.500% due 09/15/16	800	830	5.000% due 02/25/17		6,080	6,422
2.002% due 09/14/18 (Ê)	600	634	AWAS Aviation Capital, Ltd.
3.650% due 09/14/18	4,270	4,541	7.000% due 10/17/16 (Þ)		2,706	2,807
4.500% due 09/15/20	700	758	Baidu, Inc.
3.500% due 11/01/21	6,625	6,610	3.250% due 08/06/18		3,310	3,382
5.150% due 09/15/23	20,830	22,600	Banco Nacional de Costa Rica
6.400% due 09/15/33	1,300	1,471	4.875% due 11/01/18 (Å)		3,815	3,808
6.550% due 09/15/43	3,150	3,655	Banco Nacional de Desenvolvimento
			Economico e Social
Viacom, Inc.			3.375% due 09/26/16 (Þ)		6,600	6,666
4.500% due 03/01/21	2,500	2,637
			Banco Santander Brasil SA
3.125% due 06/15/22	1,375	1,303	4.500% due 04/06/15 (Þ)		300	311
Wachovia Capital Trust III			4.250% due 01/14/16 (Þ)		600	623
5.570% due 03/29/49 (Ê)(ƒ)	4,905	4,586
			Bank of Montreal
Wal-Mart Stores, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 315

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
2.850% due 06/09/15 (Þ)	1,000	1,038	Dryden XXV Senior Loan Fund
Barrick Gold Corp.			Series 2012-25A Class A
2.500% due 05/01/18	4,095	3,994	1.624% due 01/15/25 (Ê)(Þ)		4,000	3,995
4.100% due 05/01/23	6,565	5,955	Eastern and Southern African Trade and
BBVA Bancomer SA			Development Bank
4.500% due 03/10/16 (Þ)	600	631	6.875% due 01/09/16		2,440	2,528
6.500% due 03/10/21 (Þ)	1,200	1,299	Ecopetrol SA
6.750% due 09/30/22 (Þ)	1,315	1,427	7.375% due 09/18/43		2,165	2,482
			Eksportfinans ASA
BBVA US Senior SAU			2.375% due 05/25/16		990	965
4.664% due 10/09/15	5,205	5,480
			Embotelladora Andina SA
BHP Billiton Finance USA, Ltd.			5.000% due 10/01/23 (Þ)		3,120	3,207
3.850% due 09/30/23	3,000	3,046
			Enel Finance International NV
5.000% due 09/30/43	8,500	8,732	6.000% due 10/07/39 (Þ)		2,255	2,167
BNP Paribas SA			Enel SpA
2.375% due 09/14/17	2,515	2,571	8.750% due 09/24/73 (Þ)		4,100	4,442
BP Capital Markets PLC			Fomento Economico Mexicano SAB de
3.245% due 05/06/22	9,995	9,865	CV
3.994% due 09/26/23	2,170	2,236	4.375% due 05/10/43		2,096	1,776
Brazil Minas SPE via State of Minas			Fosse Master Issuer PLC
Gerais			Series 2011-1A Class A2
5.333% due 02/15/28 (Þ)	4,695	4,601	1.646% due 10/18/54 (Ê)(Þ)		214	216
Brazilian Government International			Gazprom OAO Via Gaz Capital SA
Bond			8.146% due 04/11/18 (Þ)		2,300	2,708
4.875% due 01/22/21	3,150	3,418	Gerdau Trade, Inc.
7.125% due 01/20/37	700	840	5.750% due 01/30/21 (Þ)		2,600	2,681
Buoni del Tesoro Poliennali			GlaxoSmithKline Capital PLC
3.000% due 11/01/15	5,465	7,643	1.500% due 05/08/17		1,490	1,504
Canadian Oil Sands, Ltd.			Government of the Cayman Islands
6.000% due 04/01/42 (Þ)	1,905	1,991	5.950% due 11/24/19 (Þ)		2,950	3,304
Canadian Pacific Railway, Ltd.			HBOS PLC
4.500% due 01/15/22	1,667	1,767	Series GMTN
CDP Financial, Inc.			6.750% due 05/21/18 (Þ)		9,920	11,157
5.600% due 11/25/39 (Þ)	2,000	2,303	HSBC Holdings PLC
Cent CLO, LP			4.000% due 03/30/22		2,075	2,148
Series 2013-19A Class A1A			Hutchison Whampoa International 11,
1.567% due 10/29/25 (Å)(Ê)	4,436	4,401	Ltd.
CNOOC Finance 2013, Ltd.			4.625% due 01/13/22 (Þ)		4,820	4,973
3.000% due 05/09/23	3,550	3,234	ING Bank NV
Colombia Government International			3.750% due 03/07/17 (Þ)		2,125	2,247
Bond			5.800% due 09/25/23 (Þ)		9,495	9,958
4.375% due 07/12/21	1,535	1,626	Intelsat Jackson Holdings SA
Cooperatieve Centrale Raiffeisen-			8.500% due 11/01/19		3,450	3,786
Boerenleenbank BA			Intesa Sanpaolo SpA
3.950% due 11/09/22	5,750	5,621	3.125% due 01/15/16		7,590	7,740
Corp. Andina de Fomento			IPIC GMTN, Ltd.
4.375% due 06/15/22	2,486	2,520	5.500% due 03/01/22 (Þ)		1,825	2,026
Corp. Nacional del Cobre de Chile			Itau Unibanco Holding SA
7.500% due 01/15/19 (Þ)	1,500	1,818	5.500% due 08/06/22 (Þ)		6,700	6,599
Credit Suisse			JPMorgan Chase & Co.
6.000% due 02/15/18	1,380	1,583	Series MPLE
Deutsche Telekom International Finance			2.920% due 09/19/17 (Þ)	CAD	7,095	6,865
BV
3.125% due 04/11/16 (Þ)	4,050	4,235	KFW
			4.000% due 01/27/20		8,525	9,515
DP World, Ltd.
6.850% due 07/02/37 (Þ)	2,040	2,132	Korea East-West Power Co., Ltd.

See accompanying notes which are an integral part of the financial statements.

316 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.500% due 07/16/17 (Þ)	1,300	1,310	1.100% due 10/25/17	500	496
Korea Finance Corp.			3.000% due 07/16/18	1,000	1,062
2.875% due 08/22/18	1,595	1,619	1.650% due 09/27/19	1,200	1,168
Latitude CLO II Corp.			4.000% due 10/07/19	800	875
Series 2006-2A Class A2			2.450% due 06/29/22	3,500	3,318
0.584% due 12/15/18 (Ê)(Þ)	2,143	2,093	Province of Quebec Canada
LBG Capital No.1 PLC			3.500% due 07/29/20	1,600	1,695
8.500% due 12/29/49 (ƒ)(Þ)	300	319	2.750% due 08/25/21	2,600	2,557
Lloyds Bank PLC
12.000% due 12/29/49 (ƒ)(Þ)	8,600	11,567	Rabobank Nederland
			11.000% due 06/29/49 (ƒ)(Þ)	5,923	7,789
Lloyds Banking Group PLC
6.657% due 12/31/49 (ƒ)(Þ)	6,795	6,455	Ras Laffan Liquefied Natural Gas Co.,
			Ltd. II
LyondellBasell Industries NV			5.298% due 09/30/20 (Þ)	533	577
Series WI
5.000% due 04/15/19	7,550	8,452	RESI Finance, LP
			Series 2003-D Class B3
Majapahit Holding BV			1.474% due 12/10/35 (Å)(Ê)	692	591
Series REGS
7.750% due 10/17/16	900	1,008	Series 2003-D Class B4
			1.674% due 12/10/35 (Å)(Ê)	804	660
Mexico Government International Bond
4.750% due 03/08/44	3,426	3,212	Resix Finance, Ltd. Credit-Linked Notes
			Series 2003-D Class B7
Motor PLC			5.924% due 12/10/35 (Å)(Ê)	804	276
Series 2012-12A Class A1C
1.286% due 02/25/20 (Þ)	5,009	5,010	Rio Tinto Finance USA PLC
			1.375% due 06/17/16	3,550	3,572
Nexen Energy ULC
7.500% due 07/30/39	3,170	4,092	2.250% due 12/14/18	4,030	4,043
Nexen, Inc.			Rogers Communications, Inc.
6.200% due 07/30/19	1,775	2,085	4.100% due 10/01/23	2,155	2,211
Nokia OYJ			Rosneft Finance SA
6.625% due 05/15/39	2,860	2,817	Series REGS
			7.500% due 07/18/16	700	785
Oak Hill Credit Partners
Series 2013-9A Class A1			Royal Bank of Scotland Group PLC
1.648% due 10/20/25 (Å)(Ê)	4,145	4,145	6.100% due 06/10/23	8,035	8,262
Odebrecht Drilling Norbe VIII/IX, Ltd.			Series 1
6.350% due 06/30/21 (Þ)	1,573	1,655	9.118% due 03/31/49 (ƒ)	2,300	2,317
OHA Credit Partners VII, Ltd.			Russian Railways via RZD Capital PLC
Series 2012-7A Class A			Series REGS
1.684% due 11/20/23 (Ê)(Þ)	3,800	3,799	5.700% due 04/05/22	1,100	1,152
Oi SA			Saudi Electricity Global Sukuk Co. 2
5.750% due 02/10/22 (Þ)	3,165	2,967	5.060% due 04/08/43 (Þ)	4,540	4,222
Petrobras Global Finance BV			Shell International Finance BV
1.884% due 05/20/16 (Ê)	6,000	5,985	2.250% due 01/06/23	4,975	4,560
3.000% due 01/15/19	400	381	Sirius International Group, Ltd.
			7.506% due 05/29/49 (ƒ)(Þ)	4,170	4,292
4.375% due 05/20/23	3,945	3,646
			SMART Trust
5.625% due 05/20/43	2,740	2,342	Series 2011-2USA Class A3A
Petrobras International Finance Co.			1.540% due 03/14/15 (Þ)	6,771	6,786
3.875% due 01/27/16	4,000	4,135	Series 2011-2USA Class A4A
5.875% due 03/01/18	700	757	2.310% due 04/14/17 (Þ)	9,185	9,340
8.375% due 12/10/18	400	475	Series 2012-4US Class A2A
5.750% due 01/20/20	6,830	7,214	0.670% due 06/14/15	269	269
Petroleos Mexicanos			Series 2012-1USA Class A4A
4.875% due 01/24/22	2,125	2,210	2.010% due 12/14/17 (Þ)	3,925	3,979
4.875% due 01/18/24	2,280	2,325	Series 2013-1US Class A4A
5.500% due 06/27/44	2,540	2,375	1.050% due 10/14/18	1,325	1,313
Province of Ontario Canada			Statoil ASA
			3.150% due 01/23/22	1,600	1,587

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 317

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Suncor Energy, Inc.			Series 2005-85CB Class 2A2
5.950% due 12/01/34	3,420	3,776	5.500% due 02/25/36	19	17
Sydney Airport Finance Co. Pty, Ltd.			Series 2006-OA2 Class A5
3.900% due 03/22/23 (Þ)	3,000	2,899	0.403% due 05/20/46 (Ê)	74	43
Telefonica Emisiones SAU			Series 2006-OA10 Class 3A1
5.462% due 02/16/21	2,200	2,331	0.360% due 08/25/46 (Ê)	6,348	4,533
Telefonos de Mexico SAB de CV			Series 2007-15CB Class A5
5.500% due 01/27/15	4,655	4,892	5.750% due 07/25/37	608	511
Teva Pharmaceutical Finance Co. BV			Series 2007-15CB Class A7
Series 2			6.000% due 07/25/37	1,723	1,460
3.650% due 11/10/21	2,800	2,786	Series 2007-J2 Class 2A1
Total Capital SA			6.000% due 07/25/37	11,247	10,092
2.125% due 08/10/18	4,950	5,019	Series 2007-OA6 Class A1B
4.450% due 06/24/20	1,935	2,140	0.370% due 06/25/37 (Ê)	1,221	984
TransCanada PipeLines, Ltd.			American Home Mortgage Investment
2.500% due 08/01/22	1,975	1,844	Trust
Transocean, Inc.			Series 2007-1 Class GA1C
6.375% due 12/15/21	5,190	5,847	0.360% due 05/25/47 (Ê)	7,279	5,115
Tyco Electronics Group SA			Series 2007-4 Class A2
6.550% due 10/01/17	3,125	3,619	0.360% due 08/25/37 (Ê)	3,175	2,854
UBS AG			Banc of America Alternative Loan Trust
Series BKNT			Series 2005-5 Class 2CB1
5.750% due 04/25/18	940	1,094	6.000% due 06/25/35	504	439
Vale Overseas, Ltd.			Banc of America Funding Corp.
8.250% due 01/17/34	1,960	2,289	Series 2005-8 Class 1A1
Validus Holdings, Ltd.			5.500% due 01/25/36	3,222	3,154
8.875% due 01/26/40	2,310	3,008	Series 2006-3 Class 5A8
VimpelCom Holdings BV			5.500% due 03/25/36	2,654	2,545
7.504% due 03/01/22 (Þ)	2,395	2,569	Series 2006-G Class 2A3
Vnesheconombank Via VEB Finance			0.343% due 07/20/36 (Ê)	2,802	2,780
PLC			Banc of America Funding Trust
5.375% due 02/13/17 (Þ)	4,800	5,127	Series 2006-F Class 1A2
Vodafone Group PLC			2.624% due 07/20/36 (Ê)	140	69
1.625% due 03/20/17	3,525	3,529	Series 2006-J Class 4A1
Volvo Treasury AB			5.309% due 01/20/47 (Ê)	536	427
5.950% due 04/01/15 (Þ)	2,734	2,911	Series 2007-2 Class TA1B
Weatherford International, Ltd.			5.806% due 03/25/37	222	187
5.125% due 09/15/20	3,035	3,230	Banc of America Merrill Lynch
Willis Group Holdings PLC			Commercial Mortgage, Inc.
4.125% due 03/15/16	3,105	3,276	Series 2005-1 Class A4
		470,480	5.168% due 11/10/42	658	671
Loan Agreements - 0.2%			Series 2005-1 Class A5
HCA, Inc. Term Loan B4			5.264% due 11/10/42	1,120	1,168
2.918% due 05/01/18 (Ê)	5,448	5,454	Series 2005-6 Class A4
MacDermid, Inc. 1st Lien Term Loan			5.185% due 09/10/47	1,055	1,131
4.000% due 06/07/20 (Ê)	5,985	6,004	Series 2006-4 Class A4
Valeant Pharmaceuticals International,			5.634% due 07/10/46	670	733
Inc. 1st Lien Term Loan B			Series 2007-2 Class A4
4.500% due 08/05/20 (Ê)	1,489	1,508	5.623% due 04/10/49	4,700	5,265
		12,966	Series 2008-1 Class A4
Mortgage-Backed Securities - 31.6%			6.207% due 02/10/51	4,617	5,294
Adjustable Rate Mortgage Trust			Banc of America Mortgage Securities,
Series 2006-1 Class 2A1			Inc.
3.141% due 03/25/36 (Ê)	846	666	Series 2004-1 Class 5A1
Alternative Loan Trust			6.500% due 09/25/33	17	17

See accompanying notes which are an integral part of the financial statements.

318 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2004-11 Class 2A1			Series 2006-T22 Class A4
5.750% due 01/25/35	718	736	5.579% due 04/12/38	430	467
Series 2004-F Class 1A1			Series 2007-PW17 Class A4
2.623% due 07/25/34 (Ê)	439	440	5.694% due 06/11/50	200	226
Series 2004-I Class 2A2			Bear Stearns Commercial Mortgage
2.746% due 10/25/34 (Ê)	106	105	Securities Trust
Series 2005-H Class 2A5			Series 2005-PW10 Class A4
2.762% due 09/25/35 (Ê)	2,598	2,436	5.405% due 12/11/40	386	411
Series 2005-I Class 2A2			Series 2005-PWR8 Class A4
2.751% due 10/25/35 (Ê)	62	—	4.674% due 06/11/41	69	72
Banc of America Mortgage Trust			Series 2005-T18 Class A4
Series 2005-D Class 2A7			4.933% due 02/13/42	806	838
2.872% due 05/25/35 (Ê)	2,174	1,963	Series 2006-PW11 Class A4
Bayview Commercial Asset Trust			5.443% due 03/11/39	5,570	6,040
Series 2008-4 Class A2			Series 2007-PW15 Class A4
2.670% due 07/25/38 (Ê)(Þ)	2,750	2,714	5.331% due 02/11/44	100	110
BB-UBS Trust			Series 2007-PW16 Class A4
Series 2012-SHOW Class A			5.708% due 06/11/40	50	57
3.430% due 11/05/36 (Þ)	475	450	Bear Stearns Structured Products, Inc.
BCAP LLC			Series 2007-R6 Class 1A1
Series 2011-RR4 Class 7A2			2.045% due 01/26/36 (Ê)	1,775	1,365
12.628% due 04/26/37 (Þ)	3,192	873	Series 2007-R6 Class 2A1
Bear Stearns Adjustable Rate Mortgage			2.492% due 12/26/46 (Ê)	1,530	907
Trust			CD 2007-CD5 Mortgage Trust
Series 2004-3 Class 1A1			Series 2007-CD5 Class A4
2.916% due 07/25/34 (Ê)	501	480	5.886% due 11/15/44	490	556
Series 2004-10 Class 22A1			Chase Mortgage Finance Trust
2.971% due 01/25/35 (Ê)	289	283	Series 2007-A1 Class 11M1
Series 2005-12 Class 13A1			2.660% due 03/25/37 (Ê)	780	695
5.380% due 02/25/36 (Ê)	302	278	Series 2007-A1 Class 2A1
Series 2007-3 Class 1A1			2.717% due 02/25/37 (Ê)	467	469
2.869% due 05/25/47 (Ê)	2,293	1,878	Series 2007-A1 Class 7A1
Bear Stearns Alt-A Trust			2.687% due 02/25/37 (Ê)	197	198
Series 2005-4 Class 23A1			CHL Mortgage Pass-Through Trust
2.658% due 05/25/35 (Ê)	1,246	1,157	Series 2004-11 Class 2A1
Series 2005-7 Class 22A1			2.243% due 07/25/34 (Ê)	3,206	3,112
2.720% due 09/25/35 (Ê)	828	688	Series 2005-17 Class 1A6
Bear Stearns ARM Trust			5.500% due 09/25/35	1,532	1,494
Series 2002-11 Class 1A2			Series 2006-1 Class A2
2.955% due 02/25/33 (Ê)	6	5	6.000% due 03/25/36	638	570
Series 2003-1 Class 6A1			Series 2006-21 Class A8
2.574% due 04/25/33 (Ê)	26	27	5.750% due 02/25/37	3,279	2,864
Series 2003-8 Class 4A1			Series 2007-9 Class A11
2.869% due 01/25/34 (Ê)	201	199	5.750% due 07/25/37	1,247	1,152
Series 2004-5 Class 2A			Citicorp Mortgage Securities Trust
3.080% due 07/25/34 (Ê)	1,008	1,000	Series 2006-3 Class 1A4
Series 2004-9 Class 12A1			6.000% due 06/25/36	4,361	4,410
3.197% due 11/25/34 (Ê)	4,307	4,264	Citicorp Mortgage Securities, Inc.
Bear Stearns Commercial Mortgage			Series 2006-3 Class 1A9
Securities			5.750% due 06/25/36	1,727	1,729
Series 2001-TOP2 Class D			Citigroup Commercial Mortgage Trust
6.940% due 02/15/35 (Þ)	505	504	Series 2004-C1 Class E
Series 2005-T20 Class A4A			5.432% due 04/15/40	1,500	1,524
5.140% due 10/12/42	1,220	1,303	Series 2006-C5 Class A4
			5.431% due 10/15/49	1,571	1,729

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 319

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2008-C7 Class A4			Series 2012-CR2 Class A4
6.132% due 12/10/49	475	544	3.147% due 08/15/45	975	963
Series 2009-RR1 Class MA4A			Series 2012-CR4 Class A3
5.485% due 03/17/51 (Þ)	400	445	2.853% due 10/15/45	763	730
Series 2013-GC15 Class C			Series 2013-CR6 Class A4
5.107% due 09/10/46	235	244	3.101% due 03/10/46	4,750	4,617
Citigroup Mortgage Loan Trust, Inc.			Series 2013-CR9 Class A3
Series 2004-NCM2 Class 1CB2			4.022% due 07/10/45	320	333
6.750% due 08/25/34	1	1	Series 2013-CR9 Class D
Series 2005-11 Class A2A			4.261% due 07/10/45 (Þ)	230	197
2.510% due 10/25/35 (Ê)	155	151	Series 2013-CR10 Class A4
Series 2006-AR7 Class 1A4A			4.210% due 08/10/46	250	264
2.504% due 11/25/36 (Ê)	4,101	3,372	Countrywide Alternative Loan Trust
Series 2007-6 Class 1A4A			Series 2006-36T2 Class 1A9
5.356% due 03/25/37 (Ê)	1,705	1,060	1.070% due 12/25/36 (Ê)	1,750	1,121
Series 2007-10 Class 2A3A			Series 2006-45T1 Class 2A2
5.668% due 09/25/37 (Ê)	997	841	6.000% due 02/25/37	1,677	1,305
Series 2007-10 Class 2A4A			Countrywide Home Loan Mortgage Pass
5.861% due 09/25/37 (Ê)	164	144	Through Trust
Series 2007-AR8 Class 2A1A			Series 2004-22 Class A3
2.755% due 07/25/37 (Ê)	1,876	1,561	2.543% due 11/25/34 (Ê)	1,201	1,103
Series 2008-RR1 Class A1A1			Series 2005-HYB9 Class 3A2A
0.240% due 01/25/37 (Ê)(Þ)	152	80	2.417% due 02/20/36 (Ê)	226	199
Citigroup/Deutsche Bank Commercial			Series 2007-4 Class 1A10
Mortgage Trust			6.000% due 05/25/37	7,281	6,291
Series 2007-CD4 Class A4			Credit Suisse Commercial Mortgage
5.322% due 12/11/49	1,500	1,662	Trust
Commercial Mortgage Asset Trust			Series 2007-C1 Class A3
Series 1999-C1 Class D			5.383% due 02/15/40	5,602	6,068
7.283% due 01/17/32	792	795	Credit Suisse First Boston Mortgage
Commercial Mortgage Loan Trust			Securities Corp.
Series 2008-LS1 Class A4B			Series 2002-CKN2 Class C1
5.998% due 12/10/49	1,340	1,510	6.376% due 04/15/37	426	426
Commercial Mortgage Pass Through			Series 2003-C5 Class D
Certificates			5.116% due 12/15/36	2,845	2,847
Series 2007-FL14 Class AJ			Series 2004-C5 Class B
0.354% due 06/15/22 (Ê)(Þ)	5,063	5,020	4.929% due 11/15/37	3,730	3,821
Series 2010-RR1 Class GEA			Series 2005-9 Class 2A1
5.543% due 12/11/49 (Þ)	7,300	8,071	5.500% due 10/25/35	3,229	3,128
Series 2013-CR11 Class A4			Series 2005-C2 Class A3
4.258% due 10/10/46	3,445	3,625	4.691% due 04/15/37	1,783	1,814
Commercial Mortgage Trust			Series 2005-C2 Class A4
Series 2001-J2A Class E			4.832% due 04/15/37	570	594
6.922% due 07/16/34 (Þ)	2,100	2,446	Credit Suisse Mortgage Capital
Series 2005-GG3 Class A4			Certificates
4.799% due 08/10/42	100	103	Series 2006-TF2A Class D
Series 2006-GG7 Class A4			0.474% due 10/15/21 (Ê)(Þ)	724	710
5.828% due 07/10/38	1,128	1,240	Series 2007-2 Class 3A4
Series 2007-GG11 Class A4			5.500% due 03/25/37	4,190	3,953
5.736% due 12/10/49	965	1,088	Series 2009-8R Class 5A1
Series 2007-GG11 Class AJ			5.604% due 05/26/37 (Ê)(Þ)	135	142
6.047% due 12/10/49	2,642	2,496	DBRR Trust
Series 2012-CCRE2 Class E			Series 2011-LC2 Class A4A
4.858% due 08/15/45 (Þ)	150	140	4.537% due 07/12/44 (Þ)	3,265	3,514

See accompanying notes which are an integral part of the financial statements.

320 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Deutsche Alt-A Securities Mortgage			5.500% due 2026	340	373
Loan Trust			6.000% due 2026	312	342
Series 2007-OA4 Class 1A1A			9.000% due 2026	8	9
0.360% due 08/25/47 (Ê)	5,028	4,046	2.870% due 2027	1,300	1,163
Series 2007-OA5 Class A1A			3.000% due 2027	3,183	3,310
0.370% due 08/25/47 (Ê)	1,211	1,035	3.500% due 2027	4,558	4,821
Deutsche ALT-A Securities, Inc.			4.500% due 2027	5,938	6,315
Alternate Loan Trust			5.500% due 2027	113	123
Series 2007-OA1 Class A1			6.000% due 2027	1,030	1,131
0.320% due 02/25/47 (Ê)	5,185	3,588	7.000% due 2028	73	83
DSLA Mortgage Loan Trust			4.500% due 2029	2,458	2,642
Series 2007-AR1 Class 2A1A			6.500% due 2029	70	78
0.313% due 04/19/47 (Ê)	7,754	6,352	7.000% due 2029	571	667
Extended Stay America Trust			7.500% due 2029	9	10
Series 2013-ESFL Class CFL			8.500% due 2029	2	2
1.674% due 12/05/31 (Ê)(Þ)	1,110	1,077	4.500% due 2030	134	145
			5.000% due 2030	339	372
Series 2013-ESH7 Class A27			6.500% due 2030	84	93
2.958% due 12/05/31 (Þ)	4,185	4,117	7.000% due 2030	215	245
Series 2013-ESH7 Class B7			8.000% due 2030	83	100
3.604% due 12/05/31 (Þ)	455	449	8.500% due 2030	82	95
Fannie Mae			9.500% due 2030	37	45
6.000% due 2016	42	43	4.000% due 2031	2,743	2,921
8.000% due 2016	1	1	6.500% due 2031	147	165
6.000% due 2017	59	61	7.000% due 2031	388	438
10.000% due 2018	6	7	7.500% due 2031	28	32
4.000% due 2019	190	202	8.500% due 2031	169	195
5.000% due 2019	357	384	3.500% due 2032	10,725	11,163
3.500% due 2020	606	641	4.000% due 2032	1,820	1,942
3.763% due 2020	6,400	6,861	6.500% due 2032	214	236
4.000% due 2020	8	8	7.000% due 2032	1,045	1,203
4.250% due 2020	7,361	8,043	7.500% due 2032	32	38
4.338% due 2020	6,184	6,783	8.500% due 2032	18	22
4.762% due 2020	2,688	3,007	2.277% due 2033(Ê)	151	158
3.000% due 2021	277	290	2.353% due 2033(Ê)	181	192
3.400% due 2021	17,700	18,946	2.492% due 2033(Ê)	480	512
3.500% due 2021	501	531	3.000% due 2033	41,195	41,582
3.890% due 2021	1,900	2,027	4.500% due 2033	92	99
5.500% due 2021	202	217	5.500% due 2033	7	8
2.310% due 2022	100	96	6.500% due 2033	257	287
3.000% due 2022	310	325	7.000% due 2033	484	553
3.157% due 2022	495	521	2.322% due 2034(Ê)	933	990
5.000% due 2022	2,219	2,393	2.454% due 2034(Ê)	643	678
5.500% due 2022	1,217	1,312	2.511% due 2034(Ê)	119	126
2.460% due 2023	7,647	7,300	2.641% due 2034(Ê)	349	369
2.704% due 2023	7,153	6,940	5.000% due 2034	428	466
4.500% due 2023	106	114	5.500% due 2034	3,154	3,457
5.500% due 2023	1,679	1,821	6.500% due 2034	428	496
4.000% due 2024	117	125	7.000% due 2034	58	70
5.500% due 2024	1,112	1,210	2.103% due 2035(Ê)	383	405
7.500% due 2024	2	2	2.155% due 2035(Ê)	274	289
10.000% due 2024	4	5	2.220% due 2035(Ê)	632	659
2.340% due 2025(Ê)	9	10	2.277% due 2035(Ê)	690	737
4.000% due 2025	4,553	4,839	2.299% due 2035(Ê)	526	557
4.500% due 2025	90	96	2.362% due 2035(Ê)	1,202	1,280
5.500% due 2025	3,728	3,960	2.375% due 2035(Ê)	723	765
2.273% due 2026(Ê)	154	164	2.471% due 2035(Ê)	1,189	1,267
3.500% due 2026	33,199	35,158	5.000% due 2035	1,930	2,095
4.000% due 2026	10,246	10,899

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 321

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.072% due 2035(Ê)	106	113	Series 1997-281 Class 2
5.500% due 2035	1,227	1,339	Interest Only STRIP
6.000% due 2035	1,242	1,376	9.000% due 11/01/26 (Å)	26	6
7.000% due 2035	70	80	Series 2000-306 Class IO
7.500% due 2035	433	494	Interest Only STRIP
2.433% due 2036(Ê)	9	10	8.000% due 05/01/30 (Å)	26	6
4.000% due 2036	86	91	Series 2001-317 Class 2
5.000% due 2036	18	19	Interest Only STRIP
5.500% due 2036	2,757	2,977	8.000% due 12/01/31 (Å)	39	8
6.000% due 2036	2,014	2,204	Series 2002-320 Class 2
6.500% due 2036	110	124	Interest Only STRIP
7.000% due 2036	206	235	7.000% due 04/01/32 (Å)	12	2
4.000% due 2037	96	101
5.000% due 2037	93	101	Series 2003-339 Class 23
5.500% due 2037	3,062	3,302	Interest Only STRIP
6.000% due 2037	4,207	4,610	5.000% due 07/01/18	619	42
6.500% due 2037	535	595	Series 2003-343 Class 6
4.500% due 2038	720	770	Interest Only STRIP
5.000% due 2038	816	887	5.000% due 10/01/33	791	130
5.500% due 2038	7,745	8,436	Series 2003-345 Class 18
6.000% due 2038	6,017	6,594	Interest Only STRIP
6.500% due 2038	485	537	4.500% due 12/01/18	1,542	109
4.500% due 2039	9,571	10,249	Series 2003-345 Class 19
5.000% due 2039	2,328	2,528	Interest Only STRIP
6.000% due 2039	8,951	9,805	4.500% due 01/01/19	1,689	118
6.500% due 2039	255	281	Series 2005-365 Class 12
1.553% due 2040(Ê)	168	173	Interest Only STRIP
4.000% due 2040	17,109	18,032	5.500% due 12/01/35	3,112	441
4.500% due 2040	5,550	5,943	Series 2006-369 Class 8
5.500% due 2040	260	284	Interest Only STRIP
6.000% due 2040	21,013	22,966	5.500% due 04/01/36	461	70
4.000% due 2041	27,844	29,369
4.500% due 2041	24,504	26,270	Fannie Mae Grantor Trust
5.000% due 2041	28,305	30,987	Series 1999-T2 Class A1
5.500% due 2041	1,852	2,018	7.500% due 01/19/39	42	47
6.000% due 2041	1,375	1,503	Series 2001-T4 Class A1
2.755% due 2042(Ê)	75	78	7.500% due 07/25/41	1,763	2,137
4.000% due 2042	6,338	6,690	Series 2001-T8 Class A2
4.500% due 2042	1,991	2,140	9.500% due 07/25/41	116	143
1.353% due 2043(Ê)	94	96	Series 2001-T10 Class A2
4.000% due 2043	1,900	2,001	7.500% due 12/25/41	2,688	3,148
4.500% due 2043	182	196	Series 2002-T19 Class A1
15 Year TBA(Ï)			6.500% due 07/25/42	354	408
2.000	3,400	3,340	Series 2004-T1 Class 1A2
2.500	35,460	35,831	6.500% due 01/25/44	19	22
3.000	48,310	50,173	Fannie Mae REMICS
3.500	18,090	19,086	Series 1996-46 Class ZA
30 Year TBA(Ï)			7.500% due 11/25/26	115	133
2.500	2,100	1,976	Series 1997-68 Class SC
3.000	72,060	71,103	Interest Only STRIP
4.000	45,000	47,271	8.325% due 05/18/27 (Ê)	35	7
4.500	388,490	410,101	Series 1999-56 Class Z
			7.000% due 12/18/29	435	499
5.000	11,000	11,935	Series 2001-4 Class SA
5.500	23,955	26,111	Interest Only STRIP
6.000	—	—	7.376% due 02/17/31 (Ê)	34	3

See accompanying notes which are an integral part of the financial statements.

322 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2002-57 Class PG			Series 2003-W4 Class 4A
5.500% due 09/25/17	1,277	1,359	7.102% due 10/25/42	31	36
Series 2003-25 Class IK			Series 2003-W17 Class 1A6
Interest Only STRIP			5.310% due 08/25/33	960	974
7.000% due 04/25/33 (Å)	112	21	Series 2004-W2 Class 2A2
Series 2003-32 Class FH			7.000% due 02/25/44	2,669	3,126
0.570% due 11/25/22 (Ê)	127	127	Series 2004-W9 Class 2A1
Series 2003-32 Class UI			6.500% due 02/25/44	170	195
Interest Only STRIP			Series 2004-W11 Class 1A2
6.000% due 05/25/33 (Å)	100	16	6.500% due 05/25/44	356	414
Series 2003-33 Class IA			Fannie Mae-Aces
Interest Only STRIP			Series 2006-M2 Class A2F
6.500% due 05/25/33 (Å)	572	105	5.259% due 05/25/20	2,004	2,262
Series 2003-35 Class FY			Series 2012-M12 Class 1A
0.570% due 05/25/18 (Ê)	1,020	1,025	2.840% due 08/25/22	6,948	6,914
Series 2003-35 Class IU			Series 2012-M15 Class A
Interest Only STRIP			2.657% due 10/25/22	8,626	8,410
6.000% due 05/25/33 (Å)	122	23	FDIC Guaranteed Notes Trust
Series 2003-35 Class UI			Series 2010-S1 Class 1A
Interest Only STRIP			0.730% due 02/25/48 (Ê)(Þ)	1,359	1,358
6.500% due 05/25/33 (Å)	122	25	FDIC Trust
Series 2003-64 Class JI			Series 2010-R1 Class A
Interest Only STRIP			2.184% due 05/25/50 (Þ)	1,481	1,492
6.000% due 07/25/33 (Å)	79	12	Series 2011-R1 Class A
Series 2004-70 Class EB			2.672% due 07/25/26 (Þ)	6,124	6,325
5.000% due 10/25/24	1,339	1,472	Federal Home Loan Mortgage Corp.
Series 2005-110 Class MB			Multifamily Structured Pass Through
5.500% due 09/25/35	543	588	Certificates
Series 2005-117 Class LC			Series 2011-K014 Class X1
5.500% due 11/25/35	3,938	4,283	Interest Only STRIP
Series 2006-5 Class 3A2			1.261% due 04/25/21	17,351	1,303
2.419% due 05/25/35 (Ê)	161	169	Series 2011-K702 Class X1
Series 2006-22 Class CE			Interest Only STRIP
4.500% due 08/25/23	1,331	1,450	1.545% due 02/25/18	61,404	3,525
Series 2006-118 Class A1			Series 2012-K020 Class A2
0.230% due 12/25/36 (Ê)	100	98	2.373% due 05/25/22	8,340	7,924
Series 2007-73 Class A1			Series 2012-K020 Class X1
0.230% due 07/25/37 (Ê)	974	914	Interest Only STRIP
Series 2009-39 Class LB			1.474% due 05/25/22	28,383	2,733
4.500% due 06/25/29	1,559	1,679	Series 2012-K501 Class X1A
			Interest Only STRIP
Series 2009-70 Class PS			1.752% due 08/25/16	42,260	1,447
Interest Only STRIP
6.580% due 01/25/37 (Ê)	21,495	3,544	Series 2013-K024 Class X1
			Interest Only STRIP
Series 2009-71 Class MB			0.904% due 09/25/22	26,972	1,653
4.500% due 09/25/24	2,186	2,364
			Series 2013-K025 Class A1
Series 2009-96 Class DB			1.875% due 04/25/22	1,724	1,700
4.000% due 11/25/29	6,450	6,900
			Series 2013-KS01 Class A2
Series 2010-95 Class S			2.522% due 01/25/23	2,180	2,084
Interest Only STRIP
6.430% due 09/25/40 (Ê)	16,762	2,764	Series 2013-KSMC Class A2
Series 2012-43 Class PH			2.615% due 01/25/23	3,295	3,135
4.500% due 04/25/42	5,100	5,398	Federal Home Loan Mortgage Corp.
			Structured Pass Through Securities
Fannie Mae Whole Loan			Series 2002-42 Class A6
Series 2003-W1 Class 2A			9.500% due 02/25/42	60	72
6.747% due 12/25/42	76	90

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 323

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-56 Class A5			5.500% due 2038	23,682	26,013
5.231% due 05/25/43	2,255	2,468	6.000% due 2038	4,519	4,964
Series 2003-58 Class 2A			6.500% due 2038	224	249
6.500% due 09/25/43	198	227	4.500% due 2039	10,250	11,071
Series 2005-63 Class 1A1			5.500% due 2039	2,590	2,808
1.353% due 02/25/45 (Ê)	82	85	4.000% due 2040	12,425	13,125
First Horizon Alternative Mortgage			4.500% due 2040	6,189	6,689
Securities Trust			5.500% due 2040	5,101	5,513
Series 2004-AA6 Class A1			4.000% due 2041	13,708	14,426
2.352% due 01/25/35 (Ê)	541	533	3.000% due 2042	3,888	3,823
First Horizon Asset Securities, Inc.			15 Year TBA(Ï)
Series 2005-AR3 Class 2A1			2.500%	7,650	7,728
2.615% due 08/25/35 (Ê)	464	438	3.000%	8,000	8,290
Series 2005-AR4 Class 2A1			30 Year TBA(Ï)
2.588% due 10/25/35 (Ê)	1,959	1,694	3.000%	15,800	15,519
First Union National Bank-Bank of			3.500%	60,700	61,876
America Commercial Mortgage Trust			4.000%	28,300	29,688
Series 2001-C1 Class IO1			4.500%	73,200	77,880
Interest Only STRIP			4.500%	62,800	67,019
1.692% due 03/15/33 (Å)	4,318	21	5.000%	11,250	12,135
Freddie Mac
11.000% due 2015	1	1	6.000%	6,800	7,426
6.000% due 2016	12	13	Freddie Mac Mortgage Trust
10.000% due 2016	21	21	Series 2010-K7 Class B
8.500% due 2017	9	10	5.435% due 04/25/20 (Å)	6,700	7,189
10.500% due 2017	1	1	Series 2012-K19 Class B
8.000% due 2020	35	39	4.037% due 05/25/45 (Þ)	140	133
10.000% due 2020	9	10	Series 2012-K21 Class C
11.000% due 2020	5	6	3.939% due 07/25/45 (Þ)	65	56
10.500% due 2021	7	8	Series 2013-K29 Class B
8.500% due 2025	14	16	3.481% due 05/25/46 (Þ)	440	389
4.000% due 2026	2,589	2,740	Series 2013-K31 Class C
2.482% due 2027(Ê)	11	12	3.738% due 07/25/46 (Þ)	230	190
3.500% due 2027	5,122	5,396	Freddie Mac Reference REMIC
7.000% due 2027	62	71	Series 2006-R006 Class ZA
8.500% due 2027	82	100	6.000% due 04/15/36	3,733	4,103
2.337% due 2028(Ê)	10	10
2.482% due 2028(Ê)	7	8	Freddie Mac REMICS
2.533% due 2030(Ê)	16	17	Series 1991-1037 Class Z
7.500% due 2030	66	76	9.000% due 02/15/21	15	17
8.500% due 2030	30	36	Series 1994-1730 Class Z
6.500% due 2031	194	215	7.000% due 05/15/24	137	157
8.000% due 2031	7	8	Series 1999-2129 Class SG
7.000% due 2032	70	80	Interest Only STRIP
2.363% due 2033(Ê)	218	232	6.826% due 06/17/27 (Ê)	677	115
6.000% due 2033	20	22	Series 2000-2247 Class SC
2.613% due 2034(Ê)	408	433	Interest Only STRIP
2.693% due 2034(Ê)	785	837	7.326% due 08/15/30 (Ê)	19	4
5.500% due 2034	257	280	Series 2000-2266 Class F
6.000% due 2034	30	33	0.624% due 11/15/30 (Ê)	27	27
2.327% due 2035(Ê)	904	965	Series 2002-2463 Class SJ
2.447% due 2035(Ê)	925	978	Interest Only STRIP
5.000% due 2035	102	112	7.826% due 03/15/32 (Ê)	69	13
5.146% due 2035(Ê)	74	78
5.500% due 2035	414	449	Series 2003-2610 Class UI
6.000% due 2035	156	173	Interest Only STRIP
4.000% due 2036	188	197	6.500% due 05/15/33 (Å)	18	4
6.000% due 2036	48	54

See accompanying notes which are an integral part of the financial statements.

324 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-2621 Class QH			10.000% due 2022	23	25
5.000% due 05/15/33	1,270	1,377	7.500% due 2024	10	11
Series 2003-2624 Class QH			10.000% due 2025	27	29
5.000% due 06/15/33	1,199	1,298	3.000% due 2027	6,759	7,000
Series 2003-2649 Class IM			8.000% due 2030	110	127
Interest Only STRIP			7.500% due 2031	17	17
7.000% due 07/15/33 (Å)	148	33	5.000% due 2032	18	20
Series 2003-2697 Class LG			7.500% due 2032	8	9
4.500% due 10/15/23	628	682	5.000% due 2033	31	34
			5.000% due 2034	9	10
Series 2003-2725 Class TA			5.500% due 2034	32	35
4.500% due 12/15/33	1,300	1,409	5.500% due 2035	6,005	6,641
Series 2006-3123 Class HT			5.000% due 2036	11	12
5.000% due 03/15/26	2,820	3,109	5.500% due 2036	54	59
Series 2006-3149 Class LF			5.500% due 2037	137	153
0.474% due 05/15/36 (Ê)	257	257	5.000% due 2038	2,819	3,076
Series 2006-3150 Class EQ			5.500% due 2038	98	108
5.000% due 05/15/26	1,525	1,686	4.500% due 2039	16,810	18,402
Series 2007-3335 Class BF			5.000% due 2039	18,665	20,409
0.324% due 07/15/19 (Ê)	538	537	4.500% due 2040	16,376	17,795
Series 2007-3335 Class FT			5.000% due 2040	2,570	2,807
0.324% due 08/15/19 (Ê)	1,431	1,429	4.500% due 2041	6,272	6,797
			5.000% due 2041	733	804
Series 2007-3345 Class FP			4.500% due 2042	560	606
0.374% due 11/15/36 (Ê)	1,283	1,281	30 Year TBA(Ï)
Series 2007-3345 Class PF			3.000%	10,100	10,067
0.354% due 05/15/36 (Ê)	1,436	1,433	4.000%	16,000	17,013
Series 2009-3558 Class G
4.000% due 08/15/24	150	159	6.000%	26,500	29,216
Series 2010-3640 Class JA			Ginnie Mae II
1.500% due 03/15/15	1,919	1,924	1.625% due 2023(Ê)	252	261
			1.750% due 2023(Ê)	15	16
Series 2010-3704 Class DC			1.625% due 2024(Ê)	58	61
4.000% due 11/15/36	1,667	1,784	1.750% due 2024(Ê)	117	122
Series 2011-3927 Class PC			2.000% due 2024(Ê)	63	66
4.500% due 09/15/41	6,800	7,413	1.625% due 2026(Ê)	58	60
Series 2011-3963 Class JB			8.500% due 2026	18	21
4.500% due 11/15/41	3,500	3,803	1.625% due 2027(Ê)	76	79
Freddie Mac Strips			1.750% due 2027(Ê)	87	91
Series 1998-191 Class IO			1.625% due 2029(Ê)	124	129
Interest Only STRIP			1.625% due 2030(Ê)	45	47
8.000% due 01/01/28 (Å)	23	5	3.500% due 2040(Ê)	11,917	12,601
Series 1998-194 Class IO			4.000% due 2040(Ê)	4,625	4,884
Interest Only STRIP			5.390% due 2059	3,876	4,198
6.500% due 04/01/28 (Å)	71	13	4.502% due 2061	2,844	3,080
Series 2001-212 Class IO			4.700% due 2061	13,798	15,105
Interest Only STRIP			4.810% due 2061	8,289	9,121
6.000% due 05/01/31 (Å)	71	18	4.564% due 2062	6,032	6,686
			4.845% due 2062	1,650	1,822
Series 2001-215 Class IO			5.065% due 2062	2,808	3,107
Interest Only STRIP			4.652% due 2063	1,212	1,321
8.000% due 06/15/31 (Å)	67	14	4.661% due 2063	468	509
Ginnie Mae I			30 Year TBA(Ï)
10.500% due 2015	13	13	3.000%	23,080	23,026
11.000% due 2015	—	—
7.000% due 2016	1	1	3.500%	40,745	42,324
10.500% due 2016	4	4	4.500%	650	704
11.000% due 2020	7	7	GMAC Commercial Mortgage Securities,
10.500% due 2021	13	14	Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 325

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2004-C3 Class A4			Series 2012-95 Class IO
4.547% due 12/10/41	1,130	1,133	Interest Only STRIP
GMAC Mortgage Corp. Loan Trust			1.040% due 02/16/53 (Å)	11,535	1,006
Series 2005-AR2 Class 4A			Series 2012-99 Class CI
5.118% due 05/25/35 (Ê)	2,504	2,469	Interest Only STRIP
Government National Mortgage			1.042% due 10/16/49	22,126	1,736
Association			Series 2012-100 Class IO
Series 1998-23 Class ZA			Interest Only STRIP
6.500% due 09/20/28	711	808	0.891% due 08/16/52 (Å)	38,537	2,776
Series 1999-27 Class SE			Series 2012-115 Class A
Interest Only STRIP			2.131% due 04/16/45	1,567	1,536
8.425% due 08/16/29 (Ê)	92	21	Series 2012-147 Class AE
Series 1999-44 Class SA			1.750% due 07/16/47	2,878	2,769
Interest Only STRIP			Series 2012-H11 Class CI
8.375% due 12/16/29 (Ê)	112	19	Interest Only STRIP
Series 2001-46 Class SA			2.898% due 04/20/62	21,676	2,168
Interest Only STRIP			Series 2012-H23 Class FI
7.405% due 09/16/31 (Ê)	11	2	Interest Only STRIP
Series 2002-27 Class SA			0.783% due 10/20/62	22,669	714
Interest Only STRIP			Series 2013-H03 Class HI
7.825% due 05/16/32 (Ê)	20	4	Interest Only STRIP
Series 2007-12 Class C			2.577% due 12/20/62	15,453	1,936
5.278% due 04/16/41	4,135	4,509	Series 2013-H06 Class HI
Series 2010-14 Class A			Interest Only STRIP
4.500% due 06/16/39	1,270	1,383	2.937% due 01/20/63	32,763	4,043
Series 2010-74 Class IO			Series 2013-H07 Class JL
Interest Only STRIP			Interest Only STRIP
0.624% due 03/16/50	30,219	1,019	2.621% due 03/20/63	33,796	4,165
Series 2010-116 Class MP			GreenPoint Mortgage Funding Trust
3.500% due 09/16/40	15,632	16,287	Series 2005-AR5 Class 1A1
Series 2010-124 Class C			0.440% due 11/25/45 (Ê)	168	137
3.392% due 03/16/45	1,875	1,959	Greenpoint Mortgage Pass-Through
Series 2010-H04 Class BI			Certificates
Interest Only STRIP			Series 2003-1 Class A1
1.386% due 04/20/60	15,033	919	2.793% due 10/25/33 (Ê)	571	565
Series 2010-H12 Class PT			GS Mortgage Securities Corp. II
5.470% due 11/20/59	6,206	6,692	Series 2011-GC5 Class A4
Series 2010-H22 Class JI			3.707% due 08/10/44	7,580	7,892
Interest Only STRIP			Series 2012-BWTR Class A
2.496% due 11/20/60	23,840	2,577	2.954% due 11/05/34 (Þ)	335	318
Series 2011-67 Class B			Series 2012-GCJ9 Class A3
3.863% due 10/16/47	2,665	2,811	2.773% due 11/10/45	3,175	3,027
Series 2011-127 Class IO			Series 2013-KYO Class D
Interest Only STRIP			2.773% due 11/08/29 (Å)(Ê)	4,110	4,061
1.365% due 03/16/47	28,538	1,764	GS Mortgage Securities Trust
Series 2011-H02 Class BI			Series 2012-GCJ7 Class A4
Interest Only STRIP			3.377% due 05/10/45	285	289
0.408% due 02/20/61	20,607	371	GSMPS Mortgage Loan Trust
Series 2012-70 Class IO			Series 1998-1 Class A
Interest Only STRIP			8.000% due 09/19/27 (Þ)	81	83
0.963% due 08/16/52 (Å)	51,844	3,456	Series 1998-3 Class A
Series 2012-78 Class IO			7.750% due 09/19/27 (Þ)	67	71
Interest Only STRIP			Series 1999-3 Class A
1.058% due 06/16/52 (Å)	43,173	3,163	8.000% due 08/19/29 (Þ)	199	199

See accompanying notes which are an integral part of the financial statements.

326 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-RP1 Class 1A4			JPMorgan Chase Commercial Mortgage
8.500% due 01/25/35 (Þ)	615	665	Securities Trust
Series 2006-RP1 Class 1A2			Series 2003-C1 Class D
7.500% due 01/25/36 (Þ)	1,246	1,256	5.192% due 01/12/37	1,747	1,749
Series 2006-RP1 Class 1A3			Series 2006-LDP8 Class A3B
8.000% due 01/25/36 (Þ)	1,363	1,416	5.447% due 05/15/45	271	273
GSR Mortgage Loan Trust			Series 2006-LDP8 Class A4
Series 2004-7 Class 1A1			5.399% due 05/15/45	3,900	4,280
2.465% due 06/25/34 (Ê)	209	208	Series 2007-CB19 Class A4
Series 2005-6F Class 1A6			5.706% due 02/12/49	150	168
5.250% due 07/25/35	2,662	2,665	Series 2007-LDPX Class A3
Series 2005-AR7 Class 6A1			5.420% due 01/15/49	200	222
5.043% due 11/25/35 (Ê)	930	911	Series 2010-C2 Class A1
Series 2006-2F Class 2A17			2.749% due 11/15/43 (Þ)	1,235	1,271
5.750% due 02/25/36	2,631	2,450	Series 2011-C5 Class D
Series 2006-3F Class 2A3			5.314% due 08/15/46 (Þ)	285	279
5.750% due 03/25/36	1,759	1,595	Series 2012-C8 Class A3
HarborView Mortgage Loan Trust			2.829% due 10/15/45	1,525	1,465
Series 2005-2 Class 2A1A			Series 2012-C8 Class E
0.393% due 05/19/35 (Ê)	125	108	4.668% due 10/15/45 (Þ)	295	266
Series 2005-4 Class 3A1			Series 2012-WLDN Class A
2.751% due 07/19/35 (Ê)	2,710	2,328	3.905% due 05/05/30 (Þ)	475	480
IndyMac INDA Mortgage Loan Trust			Series 2013-C15 Class A4
Series 2007-AR1 Class 1A1			4.096% due 11/15/45	3,855	4,012
3.063% due 03/25/37 (Ê)	2,800	2,454	JPMorgan Mortgage Trust
IndyMac INDX Mortgage Loan Trust			Series 2005-A1 Class 6T1
Series 2004-AR11 Class 2A			3.947% due 02/25/35 (Ê)	136	137
2.530% due 12/25/34 (Ê)	75	69	Series 2005-A4 Class 1A1
Series 2005-AR25 Class 1A21			5.239% due 07/25/35 (Ê)	906	930
5.041% due 12/25/35 (Ê)	668	564	Series 2005-A8 Class 1A1
Series 2005-AR31 Class 1A1			5.130% due 11/25/35 (Ê)	1,797	1,692
2.369% due 01/25/36 (Ê)	775	604	Series 2005-S3 Class 1A2
Series 2006-AR4 Class A1A			5.750% due 01/25/36	121	110
0.380% due 05/25/46 (Ê)	4,639	3,979	Series 2006-A2 Class 2A1
Series 2006-AR6 Class 2A1A			2.708% due 04/25/36 (Ê)	140	122
0.370% due 06/25/47 (Ê)	8,579	6,584	Series 2006-A6 Class 1A2
Series 2006-AR8 Class A3A			2.679% due 10/25/36 (Ê)	861	694
0.400% due 07/25/46 (Ê)	8,573	6,510	Series 2006-A7 Class 3A2
Series 2006-FLX1 Class A1			3.869% due 01/25/37 (Ê)	4,269	3,558
0.380% due 11/25/36 (Ê)	1,340	1,083	Series 2007-A1 Class 5A2
Irvine Core Office Trust			2.854% due 07/25/35 (Ê)	197	198
Series 2013-IRV Class A1			Series 2007-A1 Class B1
2.068% due 05/15/48 (Þ)	2,221	2,172	2.808% due 07/25/35 (Ê)	91	—
JPMorgan Alternative Loan Trust			Series 2007-A4 Class 3A3
Series 2006-A2 Class 3A1			5.152% due 06/25/37 (Ê)	1,885	1,658
2.697% due 05/25/36 (Ê)	4,514	3,427	Series 2007-S3 Class 1A74
JPMorgan Chase Commercial Mortgage			6.000% due 08/25/37	1,620	1,405
Series 2004-LN2 Class B			Series 2007-S3 Class 1A8
5.137% due 07/15/41	1,550	1,588	6.000% due 08/25/37	6,389	5,541
JPMorgan Chase Commercial Mortgage			Series 2007-S3 Class 1A96
Securities Corp.
Series 2005-CB11 Class A4			6.000% due 08/25/37	123	106
5.335% due 08/12/37	926	966	Series 2007-S3 Class 1A97
Series 2005-CB13 Class A4			6.000% due 08/25/37	255	221
5.243% due 01/12/43	686	732	LB-Commercial Mortgage Trust

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 327

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-C3 Class AJ			Series 2005-CIP1 Class A4
5.884% due 07/15/44	2,440	2,483	5.047% due 07/12/38	45	48
LB-UBS Commercial Mortgage Trust			Series 2005-CIP1 Class AM
Series 2004-C7 Class A5			5.107% due 07/12/38	4,620	4,898
4.628% due 10/15/29	20	20	Series 2005-LC1 Class A4
Series 2005-C1 Class A3			5.291% due 01/12/44	270	289
4.545% due 02/15/30	115	115	Series 2008-C1 Class A4
Series 2005-C5 Class A4			5.690% due 02/12/51	6,135	6,915
4.954% due 09/15/30	1,190	1,249	MLCC Mortgage Investors, Inc.
Series 2006-C4 Class A4			Series 2005-2 Class 3A
5.858% due 06/15/38	160	176	1.170% due 10/25/35 (Ê)	180	177
Series 2006-C7 Class A3			Series 2005-3 Class 5A
5.347% due 11/15/38	1,850	2,046	0.420% due 11/25/35 (Ê)	923	871
Series 2007-C1 Class AJ			ML-CFC Commercial Mortgage Trust
5.484% due 02/15/40	3,840	3,922	Series 2007-6 Class A4
Series 2007-C1 Class AM			5.485% due 03/12/51	900	995
5.455% due 02/15/40	2,570	2,814	Morgan Stanley Bank of America Merrill
Series 2007-C2 Class A3			Lynch Trust
5.430% due 02/15/40	1,029	1,136	Series 2013-C7 Class AS
Series 2007-C7 Class A3			3.214% due 02/15/46	2,285	2,183
5.866% due 09/15/45	539	605	Morgan Stanley Capital I Trust
Series 2007-C7 Class AJ			Series 2003-IQ6 Class C
6.250% due 09/15/45	4,830	4,839	5.401% due 12/15/41 (Þ)	3,299	3,307
Series 2008-C1 Class A2			Series 2005-HQ6 Class A4A
6.151% due 04/15/41	850	985	4.989% due 08/13/42	1,085	1,142
Mastr Adjustable Rate Mortgages Trust			Series 2005-T19 Class A4A
Series 2004-10 Class 2A2			4.890% due 06/12/47	751	792
3.050% due 10/25/34 (Ê)	6	3	Series 2006-IQ11 Class A4
Series 2005-1 Class B1			5.675% due 10/15/42	366	395
3.864% due 03/25/35 (Ê)	863	86	Series 2006-T23 Class A4
Series 2006-2 Class 4A1			5.810% due 08/12/41	6,678	7,382
2.630% due 02/25/36 (Ê)	1,192	1,147	Series 2007-HQ11 Class A4
Series 2007-HF2 Class A1			5.447% due 02/12/44	80	88
0.480% due 09/25/37 (Ê)	5,155	4,305	Series 2007-IQ16 Class AM
Mastr Reperforming Loan Trust			6.094% due 12/12/49	6,907	7,867
Series 2005-1 Class 1A3			Series 2007-T27 Class A4
7.000% due 08/25/34 (Þ)	463	478	5.647% due 06/11/42	180	204
Series 2005-2 Class 1A4			Series 2008-T29 Class AM
8.000% due 05/25/35 (Þ)	959	937	6.280% due 01/11/43	4,950	5,654
Mellon Residential Funding Corp.			Series 2011-C3 Class A4
Mortgage Pass-Through Trust			4.118% due 07/15/49	1,105	1,176
Series 2000-TBC2 Class A1			Morgan Stanley Dean Witter Capital I
0.654% due 06/15/30 (Ê)	354	350	Trust
Merrill Lynch Floating Trust			Series 2001-TOP3 Class C
Series 2008-LAQA Class A1			6.790% due 07/15/33	453	461
0.712% due 07/09/21 (Ê)(Þ)	3,175	3,171	Morgan Stanley Reremic Trust
Merrill Lynch Mortgage Investors, Inc.			Series 2009-GG10 Class A4A
Series 2005-A10 Class A			5.799% due 08/12/45 (Þ)	400	441
0.380% due 02/25/36 (Ê)	473	430	Motel 6 Trust
Merrill Lynch Mortgage Trust			Series 2012-MTL6 Class A1
Series 2004-KEY2 Class A4			1.500% due 10/05/25 (Þ)	3,678	3,672
4.864% due 08/12/39	1,814	1,853	Series 2012-MTL6 Class A2
Series 2005-CIP1 Class A2			1.948% due 10/05/25 (Þ)	3,172	3,131
4.960% due 07/12/38	17	17

See accompanying notes which are an integral part of the financial statements.

328 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-MTL6 Class XA1			Series 2013-LT2 Class A
Interest Only STRIP			2.833% due 05/22/28 (Þ)	1,398	1,400
3.005% due 10/05/25 (Þ)	23,310	767	S2 Hospitality LLC
NCUA Guaranteed Notes			Series 2012-LV1 Class A
Series 2010-R1 Class 2A			4.500% due 04/15/25 (Þ)	139	139
1.840% due 10/07/20	5,248	5,291	SMA Issuer I LLC
Series 2010-R3 Class 3A			Series 2012-LV1 Class A
2.400% due 12/08/20	2,460	2,460	3.500% due 08/20/25 (Þ)	599	601
Nomura Asset Acceptance Corp.			Structured Adjustable Rate Mortgage
Alternative Loan Trust			Loan Trust
Series 2005-WF1 Class 2A2			Series 2004-12 Class 2A
4.786% due 03/25/35	365	372	2.407% due 09/25/34 (Ê)	7,777	7,706
NorthStar Mortgage Trust			Series 2004-18 Class 5A
Series 2012-1 Class A			5.500% due 12/25/34	97	94
1.385% due 08/25/29 (Ê)(Þ)	1,800	1,800	Series 2004-20 Class 3A1
OBP Depositor LLC Trust			2.538% due 01/25/35 (Ê)	1,574	1,443
Series 2010-OBP Class A			Series 2005-17 Class 3A1
4.646% due 07/15/45 (Þ)	4,525	4,999	2.512% due 08/25/35 (Ê)	33	30
ORES NPL LLC			Structured Asset Mortgage Investments
Series 2012-LV1 Class A			II Trust
4.000% due 09/25/44 (Þ)	117	117	Series 2004-AR7 Class A1B
Prime Mortgage Trust			0.881% due 04/19/35 (Ê)	901	856
Series 2004-CL1 Class 1A2			Series 2005-AR5 Class A3
0.570% due 02/25/34 (Ê)	42	40	0.423% due 07/19/35 (Ê)	240	230
Series 2004-CL1 Class 2A2			Series 2005-AR8 Class A1A
0.570% due 02/25/19 (Ê)	1	1	0.450% due 02/25/36 (Ê)	767	601
Prudential Commercial Mortgage Trust			Series 2007-AR6 Class A1
Series 2003-PWR1 Class E			1.648% due 08/25/47 (Ê)	9,691	8,158
5.259% due 02/11/36 (Þ)	1,080	1,080	Suntrust Alternative Loan Trust
RALI Trust			Series 2006-1F Class 3A
Series 2005-QS14 Class 2A1			0.520% due 04/25/36 (Ê)	723	246
6.000% due 09/25/35	2,000	1,628	Thornburg Mortgage Securities Trust
Series 2006-QA9 Class A1			Series 2004-3 Class A
0.350% due 11/25/36 (Ê)	5,400	3,790	0.910% due 09/25/44 (Ê)	5,414	5,242
RAMP Trust			Series 2007-1 Class A2B
Series 2004-SL1 Class A3			5.800% due 03/25/37 (Ê)	2,383	2,187
7.000% due 11/25/31	3	3	UBS-Barclays Commercial Mortgage
Reperforming Loan REMIC Trust			Trust
Series 2005-R2 Class 2A4			Series 2013-C5 Class A4
8.500% due 06/25/35 (Þ)	149	160	3.185% due 03/10/46	1,920	1,875
Residential Asset Securitization Trust			Series 2013-C6 Class A4
Series 2005-A14 Class A5			3.244% due 04/10/46	404	395
5.500% due 12/25/35	2,369	2,028	VNO Mortgage Trust
Series 2006-A11 Class 1A4			Series 2012-6AVE Class A
6.250% due 10/25/36	272	207	2.996% due 11/15/30 (Þ)	705	671
Series 2006-A9CB Class A6			Wachovia Bank Commercial Mortgage
6.000% due 09/25/36	2,255	1,422	Trust
RFMSI Trust			Series 2003-C9 Class D
Series 2005-SA4 Class 1A21			5.209% due 12/15/35	2,450	2,451
3.063% due 09/25/35 (Ê)	3,666	2,980	Series 2004-C14 Class E
Series 2006-S10 Class 1A7			5.358% due 08/15/41 (Þ)	1,835	1,877
6.000% due 10/25/36	1,929	1,750	Series 2004-C14 Class F
Series 2006-SA4 Class 2A1			5.526% due 08/15/41 (Þ)	1,385	1,414
3.597% due 11/25/36 (Ê)	509	431	Series 2005-C17 Class A4
RREF LLC			5.083% due 03/15/42	215	224

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 329

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-C18 Class A4			Series 2007-HY3 Class 4A1
4.935% due 04/15/42	230	240	2.531% due 03/25/37 (Ê)	4,571	4,289
Series 2007-C30 Class A5			Series 2007-HY5 Class 3A1
5.342% due 12/15/43	16,650	18,484	4.858% due 05/25/37 (Ê)	5,855	5,581
Series 2007-C33 Class AJ			Series 2007-OA2 Class 1A
5.925% due 02/15/51	4,730	4,616	0.849% due 03/25/47 (Ê)	6,499	5,089
Series 2007-WHL8 Class A1			Series 2007-OA3 Class 2A
0.254% due 06/15/20 (Ê)(Þ)	1,586	1,566	0.919% due 04/25/47 (Ê)	6,697	5,343
Wachovia Commercial Mortgage			Wells Fargo Commercial Mortgage Trust
Securities, Inc. Pass-Thru Certificates			Series 2012-LC5 Class D
Series 2003-C9 Class B			4.779% due 10/15/45 (Þ)	245	226
5.109% due 12/15/35	471	471	Wells Fargo Mortgage Backed Securities
Washington Mutual Mortgage Pass-			Trust
Through Certificates			Series 2004-AA Class A1
Series 2002-AR9 Class 1A			2.617% due 12/25/34 (Ê)	610	617
1.553% due 08/25/42 (Ê)	113	104	Series 2004-CC Class A1
Series 2004-AR1 Class A			2.616% due 01/25/35 (Ê)	943	939
2.544% due 03/25/34 (Ê)	88	88	Series 2005-18 Class 2A10
Series 2004-AR8 Class A2			22.109% due 01/25/36 (Ê)	894	1,154
0.588% due 06/25/44 (Ê)	1,540	1,395	Series 2005-AR7 Class 2A1
Series 2005-AR1 Class A2A1			5.094% due 05/25/35 (Ê)	3,323	3,408
0.510% due 01/25/45 (Ê)	2,297	2,144	Series 2005-AR8 Class 1A1
Series 2005-AR2 Class 2A21			2.628% due 06/25/35 (Ê)	6,302	6,331
0.500% due 01/25/45 (Ê)	3,692	3,427	Series 2005-AR11 Class 1A1
Series 2005-AR2 Class 2A23			2.653% due 06/25/35 (Ê)	501	500
0.550% due 01/25/45 (Ê)	5,635	5,253	Series 2006-2 Class 2A3
Series 2005-AR6 Class 2A1A			5.500% due 03/25/36	942	895
0.400% due 04/25/45 (Ê)	6,644	6,221	Series 2006-6 Class 1A8
Series 2005-AR12 Class 1A4			5.750% due 05/25/36	1,775	1,756
2.366% due 10/25/35 (Ê)	9,247	8,870	Series 2006-8 Class A15
Series 2005-AR13 Class A1A1			6.000% due 07/25/36	3,684	3,490
0.460% due 10/25/45 (Ê)	183	170	Series 2006-11 Class A9
Series 2005-AR19 Class A1A2			6.500% due 09/25/36	1,699	1,637
0.460% due 12/25/45 (Ê)	6,368	5,844	Series 2006-AR1 Class 2A5
Series 2006-1 Class 4CB			5.347% due 03/25/36 (Ê)	1,452	1,425
6.500% due 02/25/36	10,078	6,377	Series 2006-AR2 Class 2A1
Series 2006-AR5 Class A1A			2.633% due 03/25/36	3,397	3,389
1.143% due 06/25/46 (Ê)	3,556	3,052	Series 2006-AR2 Class 2A3
Series 2006-AR7 Class 2A			2.633% due 03/25/36 (Ê)	1,081	1,068
1.129% due 07/25/46 (Ê)	2,073	1,723	Series 2006-AR4 Class 1A1
Series 2006-AR7 Class A1A			5.768% due 04/25/36 (Ê)	3,832	3,617
1.069% due 09/25/46 (Ê)	11,175	6,576	Series 2006-AR10 Class 4A1
Series 2006-AR12 Class 1A2			2.685% due 07/25/36 (Ê)	2,430	2,195
2.425% due 10/25/36 (Ê)	2,854	2,449	Series 2006-AR12 Class 1A1
Series 2006-AR13 Class 1A			2.741% due 09/25/36 (Ê)	3,965	3,615
1.029% due 10/25/46 (Ê)	10,494	8,616	Series 2006-AR17 Class A1
Series 2006-AR17 Class 1A1A			2.614% due 10/25/36 (Ê)	7,074	6,453
0.959% due 12/25/46 (Ê)	4,057	3,813	Series 2007-4 Class A21
Series 2006-AR18 Class 3A1			5.500% due 04/25/37	933	870
4.283% due 01/25/37 (Ê)	2,178	1,950	Series 2007-11 Class A81
Series 2006-AR18 Class 3A2			6.000% due 08/25/37	3,469	3,311
4.283% due 01/25/37 (Ê)	2,661	2,382	Series 2007-13 Class A7
Series 2007-HY2 Class 2A3			6.000% due 09/25/37	704	677
3.605% due 04/25/37 (Ê)	4,447	3,151

See accompanying notes which are an integral part of the financial statements

330 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-AR5 Class A1			5.375% due 06/15/43	5,075	5,406
5.944% due 10/25/37 (Ê)	1,645	1,602	New York Liberty Development Corp.
WFRBS Commercial Mortgage Trust			Revenue Bonds
Series 2011-C5 Class A4			5.000% due 12/15/41	200	206
3.667% due 11/15/44	5,140	5,314	New York State Dormitory Authority
Series 2013-C12 Class C			Revenue Bonds
4.283% due 03/15/48	85	83	5.000% due 03/15/29	1,700	1,863
Series 2013-C15 Class A3			North Texas Tollway Authority Revenue
3.881% due 08/15/46	460	473	Bonds
WF-RBS Commercial Mortgage Trust			6.718% due 01/01/49	1,100	1,349
Series 2011-C4 Class A4			Port Authority of New York & New
4.902% due 06/15/44 (Þ)	905	1,006	Jersey Revenue Bonds
Series 2012-C6 Class D			4.458% due 10/01/62	4,175	3,655
5.563% due 04/15/45 (Þ)	415	411	Public Power Generation Agency
Series 2012-C8 Class A3			Revenue Bonds
3.001% due 08/15/45	3,910	3,808	7.242% due 01/01/41	100	109
Series 2013-C12 Class A4			San Diego County Regional Airport
			Authority Revenue Bonds
3.198% due 03/15/48	215	210	6.628% due 07/01/40	15,190	16,604
		2,619,333	San Diego Redevelopment Agency Tax
Municipal Bonds - 1.3%			Allocation
Brazos Higher Education Authority			7.625% due 09/01/30	500	526
Revenue Bonds			San Diego Tobacco Settlement Revenue
0.584% due 12/26/24 (Ê)	1,506	1,450	Funding Corp. Revenue Bonds
Chicago Transit Authority Revenue			7.125% due 06/01/32	955	810
Bonds			South Carolina Student Loan Corp.
6.300% due 12/01/21	500	553	Revenue Bonds
6.899% due 12/01/40	5,200	5,958	0.381% due 12/01/20 (Ê)	4,500	4,436
City of Houston Texas General			State of California General Obligation
Obligation Limited			Unlimited
6.290% due 03/01/32	4,250	4,912	5.700% due 11/01/21	920	1,053
County of Clark Nevada Airport System			6.650% due 03/01/22	4,415	5,295
Revenue Bonds			7.500% due 04/01/34	800	1,049
6.820% due 07/01/45	1,200	1,488	7.950% due 03/01/36	3,200	3,728
East Baton Rouge Sewerage Commission			7.550% due 04/01/39	654	884
Revenue Bonds
6.087% due 02/01/45	1,800	1,878	7.625% due 03/01/40	2,300	3,124
Iowa Tobacco Settlement Authority			State of Illinois General Obligation
Revenue Bonds			Unlimited
6.500% due 06/01/23	315	304	5.665% due 03/01/18	2,340	2,545
Los Angeles Unified School District			5.100% due 06/01/33	3,525	3,192
General Obligation Unlimited			7.350% due 07/01/35	4,100	4,461
6.758% due 07/01/34	800	999	State of Louisiana Gasoline & Fuels Tax
Metropolitan Government of Nashville &			Revenue Bonds
Davidson County Convention Center			3.000% due 05/01/43 (Ê)	4,200	4,217
Authority Revenue Bonds			State of Texas General Obligation
6.731% due 07/01/43	100	113	Unlimited
Metropolitan Transportation Authority			5.517% due 04/01/39	2,000	2,305
Revenue Bonds			Tobacco Settlement Finance Authority
5.000% due 11/15/26	2,000	2,242	Revenue Bonds
6.089% due 11/15/40	2,800	3,190	7.467% due 06/01/47	2,225	1,757
Municipal Electric Authority of Georgia			Tobacco Settlement Financing Corp.
Revenue Bonds			Revenue Bonds
6.637% due 04/01/57	4,755	5,011	5.500% due 06/01/26	1,045	1,103
7.055% due 04/01/57	4,445	4,415	University of California Revenue
New York City Water & Sewer System			General Obligation
Revenue Bonds			4.601% due 05/15/31	3,085	3,098

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 331

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
			105,288	Series 1/06
Non-US Bonds - 5.9%				4.262% due 09/15/16	MYR	13,211	4,315
Australia Government Bond				Series 2/05
Series 120				4.720% due 09/30/15 (Þ)	MYR	3,054	1,002
6.000% due 02/15/17	AUD	17,639	18,221	Mexican Bonos
Series 126				Series M 20
4.500% due 04/15/20	AUD	51,650	51,309	7.500% due 06/03/27	MXN	160,913	13,468
Series 133				Series M 30
5.500% due 04/21/23	AUD	10,550	11,187	10.000% due 11/20/36	MXN	146,900	14,578
Autonomous Community of Valencia				Series M
Spain				8.000% due 06/11/20	MXN	193,240	16,886
4.750% due 03/20/14	EUR	3,800	5,190	6.500% due 06/10/21	MXN	88,000	7,065
Belgium Government Bond				New Zealand Government Bond
Series 60				2.000% due 09/20/25	NZD	2,920	2,299
4.250% due 03/28/41 (Þ)	EUR	3,570	5,554	Series 1217
Brazil Notas do Tesouro Nacional				6.000% due 12/15/17	NZD	2,140	1,910
Series NTNB				Series 423
6.000% due 05/15/45	BRL	9,131	10,004	5.500% due 04/15/23	NZD	12,810	11,334
6.000% due 08/15/50	BRL	5,730	6,191	Series 521
Series NTNF				6.000% due 05/15/21	NZD	41,435	37,718
10.000% due 01/01/17	BRL	17,926	7,971	Norway Government Bond
10.000% due 01/01/23	BRL	23,699	9,988	Series 472
Colombia Government International				4.250% due 05/19/17	NOK	141,426	25,610
Bond				Peru Government Bond
7.750% due 04/14/21	COP 24,175,000		14,611	7.840% due 08/12/20	PEN	30,390	12,750
9.850% due 06/28/27	COP 14,039,000		9,900	Peruvian Government International
Eksportfinans ASA				Bond
Series 2				Series REGS
0.720% due 07/28/16	JPY	300,000	2,785	8.600% due 08/12/17	PEN	6,130	2,533
Granite Master Issuer PLC				Poland Government Bond
Series 2007-1 Class 3A2				Series 0417
0.327% due 12/20/54 (Ê)	EUR	435	585	4.750% due 04/25/17	PLN	35,110	11,957
Housing Financing Fund				Series 1019
Series 2				5.500% due 10/25/19	PLN	40,850	14,520
3.750% due 04/15/34	ISK	374,501	3,440	Province of Ontario Canada
Series 3				4.000% due 06/02/21	CAD	3,100	3,191
3.750% due 06/15/44	ISK	779,985	7,286	3.150% due 06/02/22	CAD	3,800	3,649
Ireland Government Bond				Province of Quebec Canada
5.000% due 10/18/20	EUR	5,580	8,407	4.250% due 12/01/21	CAD	2,900	3,016
5.400% due 03/13/25	EUR	16,710	25,730	3.500% due 12/01/22	CAD	3,300	3,221
Italy Buoni Poliennali Del Tesoro				Queensland Treasury Corp.
2.500% due 03/01/15	EUR	3,200	4,426	4.000% due 06/21/19	AUD	7,250	6,839
4.500% due 07/15/15	EUR	8,060	11,512	Silenus European Loan Conduit NO
4.000% due 09/01/20	EUR	6,990	9,899	25, Ltd.
Italy Certificati di Credito del Tesoro				Series 2007-25X Class A
Zero coupon due 06/30/15	EUR	1,800	2,388	0.376% due 05/15/19 (Ê)	EUR	100	130
Kingdom of Belgium				South Africa Government Bond
3.750% due 09/28/20 (Æ)	EUR	7,300	11,207	Series R203
Malaysia Government Bond				8.250% due 09/15/17	ZAR	160,630	16,912
Series 0110				Series R214
3.835% due 08/12/15	MYR	7,419	2,385	6.500% due 02/28/41	ZAR	90,770	6,764
Series 0113				Sweden Government Bond
3.172% due 07/15/16	MYR	6,930	2,199	Series 1057
Series 0409				1.500% due 11/13/23	SEK	27,240	3,914
3.741% due 02/27/15	MYR	3,978	1,273	United Kingdom Gilt

See accompanying notes which are an integral part of the financial statements.

332 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
1.250% due 07/22/18	GBP	2,810	4,460	2.375% due 01/15/25	11,787	14,108
1.750% due 09/07/22	GBP	1,440	2,181	2.000% due 01/15/26	2,003	2,317
3.250% due 01/22/44	GBP	5,850	8,932	2.375% due 01/15/27	51,722	62,358
3.500% due 07/22/68	GBP	1,905	3,101	1.750% due 01/15/28	9,600	10,789
Wood Street CLO 1 BV				3.625% due 04/15/28	868	1,202
Series 2005-I Class A				2.500% due 01/15/29	2,505	3,092
0.544% due 11/22/21 (Ê)	EUR	1,374	1,835	3.875% due 04/15/29	1,707	2,454
			489,738	2.125% due 02/15/41	13,248	15,824
United States Government Agencies - 1.2%				United States Treasury Notes
Fannie Mae				0.375% due 11/15/14	18,930	18,974
5.000% due 02/13/17		1,400	1,590	2.125% due 11/30/14	25,000	25,528
5.000% due 05/11/17		100	114	0.250% due 05/15/15	276,095	276,181
5.375% due 06/12/17		2,900	3,352	0.250% due 08/15/15	20,000	19,993
Federal Home Loan Banks				0.250% due 09/30/15	19,900	19,882
2.500% due 05/26/15		7,830	7,539	0.500% due 07/31/17	29,700	29,273
0.375% due 06/24/16		6,850	6,840	0.625% due 09/30/17	18,785	18,550
Federal Home Loan Mortgage Corp.				0.750% due 10/31/17	136,470	135,212
0.500% due 09/14/15		7,725	7,729
1.000% due 03/08/17		5,100	5,135	0.750% due 12/31/17	76,515	75,582
1.000% due 06/29/17		3,800	3,800	3.500% due 02/15/18	20,795	22,891
1.000% due 09/29/17		1,300	1,296	0.750% due 02/28/18	29,600	29,163
0.875% due 03/07/18		300	295	0.750% due 03/31/18	26,700	26,256
1.250% due 08/01/19		1,100	1,064	0.625% due 04/30/18	22,200	21,687
1.250% due 10/02/19		29,800	28,677	1.000% due 05/31/18	500	496
2.375% due 01/13/22		4,100	4,019	1.375% due 06/30/18	200	202
Series 1				1.375% due 07/31/18	51,900	52,241
1.000% due 07/28/17		11,600	11,640	1.500% due 08/31/18	41,885	42,356
0.750% due 01/12/18		5,700	5,592	1.375% due 09/30/18	93,410	93,782
Federal National Mortgage Association				1.250% due 10/31/18	28,700	28,610
1.250% due 01/30/17		2,000	2,032	1.000% due 06/30/19	28,600	27,744
0.875% due 08/28/17		2,200	2,185	1.000% due 08/31/19	7,100	6,858
0.875% due 12/20/17		1,000	986	1.000% due 09/30/19	8,900	8,583
0.875% due 02/08/18		2,000	1,969	1.250% due 10/31/19	1,000	978
0.875% due 05/21/18		300	293	1.000% due 11/30/19	16,500	15,848
			96,147	1.625% due 08/15/22	13,145	12,348
United States Government Treasuries - 17.5%				2.000% due 02/15/23	2,745	2,636
United States Treasury				1.750% due 05/15/23	17,830	16,653
Principal Only STRIP				2.500% due 08/15/23	29,480	29,369
Zero coupon due 11/15/27		12,205	7,723	3.125% due 11/15/41	11,345	10,349
United States Treasury Inflation Indexed				3.125% due 02/15/42	14,575	13,275
Bonds				3.000% due 05/15/42	38,440	34,079
0.500% due 04/15/15		5,013	5,115	2.750% due 08/15/42	73,650	61,774
0.125% due 04/15/16		26,133	26,841	2.750% due 11/15/42	1,985	1,662
0.125% due 04/15/17		56,580	58,503	2.875% due 05/15/43	21,005	18,022
0.125% due 04/15/18		22,162	22,925			1,445,561
1.375% due 01/15/20		1,081	1,191
1.250% due 07/15/20		1,716	1,885	Total Long-Term Investments
1.125% due 01/15/21		428	462	(cost $6,788,863)		6,864,008
0.625% due 07/15/21		1,038	1,084	Common Stocks - 0.0%
0.125% due 01/15/22		517	512	Utilities - 0.0%
0.125% due 07/15/22		6,204	6,141	Dynegy, Inc. Class A(Æ)	181,670	3,530
0.375% due 07/15/23		4,000	3,998

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 333

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$

Total Common Stocks			7.375% due 05/28/14		2,075	2,921
			Daimler Finance NA LLC
(cost $3,633)		3,530	6.500% due 11/15/13		6,475	6,486
Preferred Stocks - 0.2%			Dexia Credit Local SA
Financial Services - 0.2%			0.717% due 04/29/14 (Ê)(Þ)		5,000	5,004
Centaur Funding Corp.	6,400	7,854	Direct Capital Funding IV LLC
DG Funding Trust (Å)	479	3,391	Series 2013-2 Class A1
XLIT, Ltd.	2,260	1,881	0.700% due 09/20/14 (Å)		7,066	7,079
		13,126	Electricite de France SA
Total Preferred Stocks			5.500% due 01/26/14 (Å)		1,700	1,719
(cost $14,715)		13,126	Entergy Corp.
			0.870% due 11/14/13 (ç)(~)		13,600	13,596
Options Purchased - 0.0%			Enterprise Fleet Financing LLC
(Number of Contracts)			Series 2013-1 Class A1
Swaptions			0.260% due 03/20/14 (Þ)		1,420	1,420
(Fund Receives/Fund Pays)			Federal Home Loan Bank Discount Note
USD 4.500%/USD Three Month LIBOR			Zero coupon due 01/03/14 (~)		6,700	6,700
Mar 2018 0.00 Put (2)	21,630(ÿ)	1,871	Federal Home Loan Bank Discount
USD 4.500%/USD Three Month LIBOR			Notes
Apr 2018 0.00 Put (1)	13,190(ÿ)	1,149	Zero coupon due 11/29/13 (ç)(~)		9,300	9,300

Total Options Purchased			Zero coupon due 12/27/13 (ç)(~)		2,994	2,994
(cost $2,384)		3,020	Zero coupon due 01/02/14 (~)		400	400
			Zero coupon due 01/09/14 (~)		14,890	14,889
Short-Term Investments - 24.0%			Federal National Mortgage Association
Ally Auto Receivables Trust			Discount Notes
Series 2013-SN1 Class A1			Zero coupon due 12/04/13 (ç)(~)		10,395	10,394
0.240% due 06/20/14	1,747	1,747	Zero coupon due 01/15/14 (~)		8,955	8,955
Ally Financial, Inc.			First Investors Auto Owner Trust
4.500% due 02/11/14	3,600	3,627	Series 2013-2A Class A1
3.653% due 06/20/14 (Ê)	900	908	0.340% due 06/16/14 (Þ)		696	696
AmeriCredit Automobile Receivables			Freddie Mac Discount Notes
Trust			Zero coupon due 01/13/14 (~)		2,060	2,060
Series 2013-3 Class A1			GE Equipment Transportation LLC
0.250% due 06/09/14	920	920	Series 2013-1 Class A1
ARI Fleet Lease Trust			0.260% due 03/24/14		622	622
Series 2013-A Class A1			General Electric Capital Corp.
0.260% due 04/15/14 (Þ)	1,159	1,159	Series EMTN
Australia & New Zealand Banking			0.394% due 03/20/14 (Ê)		2,000	1,999
Group, Ltd.			Honda Auto Receivables Owner Trust
2.125% due 01/10/14 (Þ)	2,700	2,708	Series 2013-2 Class A1
Banco do Brasil SA			0.240% due 05/16/14		3,710	3,710
1.000% due 03/27/14 (~)	2,200	2,193	Series 2013-3 Class A1
Banco Santander Brasil SA			0.220% due 08/15/14		12,923	12,924
2.352% due 03/18/14 (Ê)(Þ)	1,400	1,400	International Lease Finance Corp.
Cameron International Corp.			6.500% due 09/01/14 (Þ)		8,200	8,538
1.191% due 06/02/14 (Ê)	1,500	1,506	Italy Buoni Ordinari del Tesoro
Carmax Auto Owner Trust			Zero coupon due 02/28/14	EUR	600	813
Series 2013-2 Class A1			Zero coupon due 07/14/14	EUR	3,800	5,135
0.210% due 05/15/14	1,774	1,774	Zero coupon due 08/14/14	EUR	5,900	7,964
Citigroup, Inc.			Zero coupon due 09/12/14	EUR	11,600	15,647
1.694% due 01/13/14 (Ê)	2,700	2,707	Zero coupon due 10/14/14	EUR	1,000	1,348
5.500% due 10/15/14	4,223	4,412	Italy Buoni Poliennali Del Tesoro
Credit Suisse			3.500% due 06/01/14	EUR	1,700	2,345
2.200% due 01/14/14	900	903	Itau Unibanco SA
CRH Finance, Ltd.			Zero coupon due 10/31/14 (~)		1,400	1,381

See accompanying notes which are an integral part of the financial statements.

334 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Macquarie Bank, Ltd.				0.250% due 09/30/14	35,000	35,040
0.010% due 02/24/14 (Å)(~)		13,215	13,205	Volkswagen Auto Lease Trust
Mercedes-Benz Auto Lease Trust				Series 2013-A Class A1
Series 2013-A Class A1				0.230% due 08/15/14	6,932	6,932
0.270% due 05/15/14		4,224	4,224	Volvo Financial Equipment LLC
Mexico Cetes				Series 2013-1A Class A1
Series BI				0.260% due 04/15/14 (Þ)	2,367	2,367
Zero coupon due 01/23/14	MXN	86,000	654	Westlake Automobile Receivables Trust
Zero coupon due 02/06/14	MXN	258,000	1,960	Series 2013-1A Class A1
Nordea Bank AB				0.550% due 10/15/14 (Þ)	14,890	14,890
2.125% due 01/14/14 (Þ)		400	401
Quebecor World Capital Corp.				Total Short-Term Investments
6.125% due 11/15/13 (Ø)		1,955	—	(cost $1,989,930)		1,989,040
RBS Holdings USA, Inc.				Repurchase Agreements - 4.4%
0.366% due 01/22/14 (~)		14,520	14,513	Agreement with Bank of America
Russell U.S. Cash Management Fund	1,483,095,194( )		1,483,095	and State Street Bank (Tri-Party) of
SMART Trust				$25,000 dated October 31, 2013 at
Series 2011-1USA Class A3A				0.130% to be repurchased at $25,000
1.770% due 10/14/14 (Þ)		229	229	on November 1, 2013 collateralized
Series 2012-1USA Class A2A				by: $27,872 par various United
1.040% due 09/14/14 (Þ)		689	689	States Treasury Obligations, valued
				at $25,392	25,000	25,000
Series 2013-2US Class A1				Agreement with Barclays and State
0.260% due 05/14/14		2,783	2,781	Street Bank (Tri-Party) of $12,300
Spain Government Bond				dated October 31, 2013 at 0.120%
3.300% due 10/31/14	EUR	2,400	3,336	to be repurchased at $12,300 on
Spain Letras del Tesoro				November 1, 2013 collateralized by:
Zero coupon due 03/14/14	EUR	1,100	1,491	$12,705 par various United States
Zero coupon due 04/16/14	EUR	10,900	14,758	Treasury Obligations, valued at
Zero coupon due 06/20/14	EUR	200	270	$12,500	12,300	12,300
				Agreement with Barclays and State
Zero coupon due 09/19/14	EUR	2,200	2,968	Street Bank (Tri-Party) of $23,100
Zero coupon due 10/17/14	EUR	11,200	15,099	dated October 25, 2013 at 0.050%
Springleaf Finance Corp.				to be repurchased at $23,100 on
Series REGS				November 4, 2013 collateralized by:
4.125% due 11/29/13	EUR	5,950	8,075	$16,269 par various United States
Sumitomo Mitsui Banking Corp.				Treasury Obligations, valued at
1.950% due 01/14/14 (Å)		1,200	1,203	$23,382	23,100	23,100
Timken Co.				Agreement with Barclays and State
6.000% due 09/15/14		1,930	2,015	Street Bank (Tri-Party) of $23,100
				dated October 25, 2013 at 0.050%
Toyota Auto Receivables Owner Trust				to be repurchased at $23,100 on
Series 2011-A Class A3				November 6, 2013 collateralized by:
0.980% due 10/15/14		436	436	$23,368 par various United States
UBS AG				Treasury Obligations, valued at
Series FRN				$23,409	23,100	23,100
1.238% due 01/28/14 (Ê)		582	584	Agreement with Credit Suisse and State
United States Treasury Bills				Street Bank (Tri-Party) of $61,000
0.096% due 11/14/13 (ç)(~)		145,260	145,258	dated October 31, 2013 at 0.120%
0.037% due 12/05/13 (ç)(~)		400	400	to be repurchased at $61,000 on
0.018% due 12/12/13 (ç)(~)		61	61	November 1, 2013 collateralized by:
				$62,450 par various United States
0.041% due 01/30/14 (~)		1,769	1,769	Treasury Obligations, valued at
0.061% due 04/10/14 (~)		2,850	2,849	$62,391	61,000	61,000
United States Treasury Inflation Indexed
Bonds
1.250% due 04/15/14		7,432	7,472
2.000% due 07/15/14		16,638	17,013
United States Treasury Notes

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 335

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair	Principal	Fair
	Amount ($)	Value	Amount ($)	Value
	or Shares	$	or Shares	$
Agreement with Deutsche Bank
and State Street Bank (Tri-Party) of			Total Investments 111.6%
$3,300 dated October 31, 2013 at			(identified cost $9,164,425)	9,237,624
0.120% to be repurchased at $3,300			Other Assets and Liabilities,
on November 1, 2013 collateralized			Net - (11.6%)	(962,321)
by: $3,341 par various United States
Treasury Obligations, valued at			Net Assets - 100.0%	8,275,303
$3,347	3,300	3,300
Agreement with Goldman Sachs
and State Street Bank (Tri-Party) of
$4,100 dated October 31, 2013 at
0.120% to be repurchased at $4,100
on November 1, 2013 collateralized
by: $4,171 par various United States
Agency Obligations, valued at
$4,210	4,100	4,100
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $36,600
dated October 31, 2013 at 0.130%
to be repurchased at $36,600 on
November 1, 2013 collateralized by:
$34,389 par various United States
Treasury Obligations, valued at
$37,119	36,600	36,600
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $4,000
dated October 31, 2013 at 0.140%
to be repurchased at $4,000 on
November 1, 2013 collateralized by:
$4,330 par various United States
Agency Obligations, valued at
$4,044	4,000	4,000
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $47,400
dated October 22, 2013 at 0.080%
to be repurchased at $47,400 on
November 13, 2013 collateralized by:
$44,733 par various United States
Treasury Obligations, valued at
$48,084. (Å)	47,400	47,400
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $50,000
dated October 28, 2013 at 0.070%
to be repurchased at $50,000 on
November 14, 2013 collateralized by:
$50,704 par various United States
Treasury Obligations, valued at
$50,939. (Å)	50,000	50,000
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $75,000
dated October 31, 2013 at 0.130%
to be repurchased at $75,000 on
November 1, 2013 collateralized by:
$76,341 par various United States
Treasury Obligations, valued at
$75,977	75,000	75,000

Total Repurchase Agreements
(cost $364,900)		364,900

See accompanying notes which are an integral part of the financial statements.

336 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or Shares	$	$	$
2.7%
321 Henderson Receivables I LLC	10/10/13	2,340,000	99.92	2,338	2,340
ABN Amro Bank NV	10/23/13	3,400,000	100.00	3,400	3,400
ABN Amro Bank NV	10/23/13	3,300,000	99.84	3,295	3,304
Agreement with JPMorgan and State Street Bank (Tri-Party) of $47,400 dated October 22, 2013 at 0.080% to be repurchased at $47,400 on
November 13, 2013 collateralized by: $44,733 par various United States
Treasury Obligations, valued at $48,084.	10/22/13	47,400,000	100.00	47,400	47,400
Agreement with JPMorgan and State Street Bank (Tri-Party) of $50,000 dated October 28, 2013 at 0.070% to be repurchased at $50,000 on
November 14, 2013 collateralized by: $50,704 par various United States
Treasury Obligations, valued at $50,939.	10/28/13	50,000,000	100.00	50,000	50,000
ARL First LLC	12/06/12	2,518,000	99.92	2,516	2,443
Banco Nacional de Costa Rica	10/25/13	3,815,000	99.33	3,789	3,808
Cent CLO, LP	10/03/13	4,435,742	99.22	4,401	4,401
DG Funding Trust	11/05/03	479	10,585.30	5,070	3,391
Direct Capital Funding IV LLC	10/03/13	7,066,144	100.00	7,066	7,079
Electricite de France SA	01/21/09	1,700,000	99.98	1,700	1,719
Energy Transfer Partners, LP	06/19/13	11,467,000	90.02	10,323	10,378
Fannie Mae	10/27/00	26,268	23.85	6	6
Fannie Mae	02/12/01	25,913	21.07	6	6
Fannie Mae	08/14/02	12,409	19.32	2	2
Fannie Mae	04/27/10	39,014	20.14	8	8
Fannie Mae REMICS	04/02/03	572,125	18.31	105	105
Fannie Mae REMICS	05/28/03	111,732	18.59	21	21
Fannie Mae REMICS	01/07/04	99,842	16.41	16	16
Fannie Mae REMICS	04/25/05	78,830	15.54	12	12
Fannie Mae REMICS	04/25/05	121,955	18.51	23	23
Fannie Mae REMICS	04/25/05	122,313	20.11	25	25
Farmers Exchange Capital II	10/29/13	9,265,000	100.00	9,265	9,442
First Union National Bank-Bank of America Commercial Mortgage Trust	12/20/11	4,317,949	0.49	21	21
Freddie Mac Mortgage Trust	02/15/11	6,700,000	99.63	6,675	7,189
Freddie Mac REMICS	06/11/03	18,365	21.28	4	4
Freddie Mac REMICS	03/05/04	147,536	22.32	33	33
Freddie Mac Strips	12/12/00	23,311	22.53	5	5
Freddie Mac Strips	05/29/03	70,904	18.51	13	13
Freddie Mac Strips	08/19/03	71,285	25.00	18	18
Freddie Mac Strips	02/13/04	67,304	20.65	14	14
Government National Mortgage Association	05/14/12	51,844,173	6.67	3,458	3,456
Government National Mortgage Association	07/31/12	38,537,158	7.21	2,777	2,776
Government National Mortgage Association	08/22/12	11,535,324	8.72	1,006	1,006
Government National Mortgage Association	09/20/12	43,173,344	7.33	3,164	3,163
GS Mortgage Securities Corp. II	02/05/13	4,110,000	100.00	4,110	4,061
HLSS Servicer Advance Receivables Backed Notes	08/01/13	4,100,000	100.00	4,100	4,083
Macquarie Bank, Ltd.	10/25/13	13,215,000	99.93	13,206	13,205
Oak Hill Credit Partners	10/01/13	4,144,933	99.90	4,141	4,145
OMX Timber Finance Investments I LLC	03/16/10	7,200,000	98.87	7,119	7,920
RESI Finance, LP	02/26/08	804,480	83.69	673	660
RESI Finance, LP	02/26/08	691,853	84.65	586	591
Resix Finance, Ltd. Credit-Linked Notes	01/15/08	804,480	73.62	592	276
Sumitomo Mitsui Banking Corp.	01/06/11	1,200,000	99.99	1,200	1,203
SunTrust Student Loan Trust	02/24/12	5,000,000	86.21	4,310	4,544
Trinity Rail Leasing, LP	12/12/12	5,890,000	100.93	5,945	5,702
Trip Rail Master Funding LLC	08/30/12	5,733,000	114.42	6,559	6,625
					220,042
For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 337

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$

Long Positions
90 Day Eurodollar Futures (CME)	71	USD	17,396	12/16	146
90 Day Eurodollar Futures (CME)	45	USD	10,998	03/17	92
90 Day Eurodollar Futures (CME)	72	USD	17,554	06/17	142
EURO OAT Futures (Germany)	7	EUR	943	12/13	42
Euro-Bobl Futures (Germany)	133	EUR	16,664	12/13	144
Eurodollar Futures (CME)	480	USD	119,472	12/14	106
Eurodollar Futures (CME)	1,156	USD	287,107	06/15	1,277
Eurodollar Futures (CME)	870	USD	215,760	09/15	541
Eurodollar Futures (CME)	1,807	USD	447,300	12/15	260
Eurodollar Futures (CME)	1,136	USD	280,564	03/16	820
Eurodollar Futures (CME)	166	USD	40,894	06/16	311
Eurodollar Futures (CME)	183	USD	44,958	09/16	380
United States Treasury 30 Year Bond Futures	1,774	USD	239,157	12/13	5,480
United States Treasury 2 Year Note Futures	1,237	USD	272,662	12/13	820
United States Treasury 5 Year Note Futures	2,362	USD	287,426	12/13	4,705
United States Treasury 10 Year Note Futures	4,826	USD	614,636	12/13	13,557
United States Treasury Ultra Long-Term Bond Futures	148	USD	21,326	12/13	517
Short Positions
Australia Government 10 Year Treasury Bond Futures (SFE) (Australia)	37	AUD	4,312	12/13	(14)
Australia Government 3 Year Treasury Bond Futures (SFE) (Australia)	144	AUD	15,618	12/13	(33)
Canada Government 10 Year Bond Futures (Canada)	205	CAD	26,927	12/13	(599)
EURO OAT Futures (Germany)	160	EUR	21,549	12/13	(909)
Euro-Bobl Futures (Germany)	249	EUR	31,197	12/13	(736)
Euro-Bund Futures (Germany)	153	EUR	21,726	12/13	(202)
Eurodollar Futures (CME)	480	USD	118,818	12/15	(253)
Euro-Schatz Futures (Germany)	5	EUR	552	12/13	(1)
Japan Government 10 Year Bond Futures (TSE) (Japan)	69	JPY	10,009,830	12/13	(1,468)
Japan Government mini-10 Year Bond Futures (TSE) (Japan)	15	JPY	217,530	12/13	(33)
United Kingdom Long Gilt Bond Futures (United Kingdom)	678	GBP	75,434	12/13	(1,438)
United States Treasury 2 Year Note Futures	66	USD	14,548	12/13	(4)
United States Treasury 5 Year Note Futures	777	USD	94,551	12/13	(1,325)
United States Treasury 10 Year Note Futures	1,304	USD	166,076	12/13	(2,019)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					20,306

See accompanying notes which are an integral part of the financial statements.

338 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Eurodollar Future	Put	126	97.38	USD	315	03/01/14	(45)
Inflationary Floor Options	Call	1	0.00	USD	8,490	11/23/20	(9)
Inflationary Floor Options	Put	1	0.00	USD	1,300	03/10/20	(1)
Inflationary Floor Options	Put	1	0.00	USD	3,600	03/12/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	8,800	04/07/20	(10)
Inflationary Floor Options	Put	1	0.00	USD	3,300	09/29/20	(1)
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.400%	Call	3	0.00		10,700	03/12/14	(17)
USD Three Month LIBOR/USD 0.650%	Call	1	0.00		2,100	12/18/13	(3)
USD Three Month LIBOR/USD 1.300%	Call	1	0.00		13,100	01/27/14	(13)
USD Three Month LIBOR/USD 1.400%	Call	1	0.00		77,600	01/27/14	(167)
USD Three Month LIBOR/USD 2.400%	Call	1	0.00		4,200	03/17/14	(13)
USD Three Month LIBOR/USD 2.500%	Call	1	0.00		4,100	01/27/14	(15)
USD 0.400%/USD Three Month LIBOR	Put	3	0.00		10,700	03/12/14	(7)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		2,100	12/18/13	—
USD 1.100%/USD Three Month LIBOR	Put	1	0.00		1,900	12/18/13	—
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		17,400	11/27/13	(9)
USD 1.800%/USD Three Month LIBOR	Put	1	0.00		13,100	01/27/14	(42)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		77,600	01/27/14	(135)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		82,100	03/31/14	(92)
USD 2.900%/USD Three Month LIBOR	Put	1	0.00		4,200	03/17/14	(67)
USD 3.500%/USD Three Month LIBOR	Put	1	0.00		4,100	01/27/14	(6)

United States Treasury 10 Year Note Futures	Call	20	128.00	USD	20	11/22/13	(6)
United States Treasury 10 Year Note Futures	Put	20	124.00	USD	20	11/22/13	(1)
Total Liability for Options Written (premiums received $1,588)							(663)

Transactions in options written contracts for the period ended October 31, 2013 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2012				929	$2,820
Opened				753	3,695
Closed				(260)	(2,473)
Expired				(1,232)	(2,454)
Outstanding October 31, 2013				190	$1,588

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty			Sold	Bought		Settlement Date	$
Bank of America		USD	25,141	EUR	18,505	11/08/13	(15)
Bank of America		USD	25,726	NZD	30,717	11/08/13	(360)
Bank of America		AUD	19,684	GBP	11,777	11/08/13	283
Bank of America		AUD	15,748	USD	14,792	11/08/13	(89)
Bank of America		AUD	1,930	USD	1,847	11/27/13	25
Bank of America		CAD	14,082	USD	13,679	11/08/13	176
Bank of America		CHF	2,435	USD	2,730	11/29/13	46
Bank of America		EUR	26,987	CAD	38,821	11/08/13	584
Bank of America		EUR	13,775	GBP	11,795	11/08/13	208
Bank of America		JPY	130,478	USD	1,331	11/18/13	4
Bank of America		JPY	1,387,877	USD	14,193	11/27/13	77
Bank of America		NOK	6,710	USD	1,132	11/29/13	6

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 339

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Bank of America	NZD	28,182	AUD	24,664	11/08/13	33
Bank of America	NZD	3,404	USD	2,840	11/29/13	33
Bank of America	SEK	52,969	USD	8,323	11/29/13	154
Barclays	USD	153	BRL	345	11/04/13	1
Barclays	USD	3,058	EUR	2,222	11/04/13	(41)
Barclays	USD	102,822	EUR	74,644	11/04/13	(1,474)
Barclays	USD	3,854	EUR	2,800	11/05/13	(52)
Barclays	USD	24,892	GBP	15,328	11/08/13	(316)
Barclays	USD	376	GBP	234	11/29/13	(1)
Barclays	USD	4,422	MXN	57,228	11/27/13	(44)
Barclays	USD	16,841	NZD	20,272	11/08/13	(101)
Barclays	CAD	11,250	USD	10,761	11/27/13	(21)
Barclays	EUR	8,212	JPY	1,084,247	11/08/13	(123)
Barclays	EUR	5,022	USD	6,912	11/29/13	93
Barclays	EUR	74,644	USD	102,829	12/03/13	1,474
Barclays	GBP	234	USD	375	11/05/13	1
Barclays	MXN	7,340	USD	565	11/29/13	3
Barclays	MXN	7,340	USD	565	11/29/13	4
BNP Paribas	USD	9,077	CAD	9,446	11/29/13	(23)
BNP Paribas	USD	586	NOK	3,458	11/29/13	(5)
BNP Paribas	CAD	55	USD	53	11/29/13	—
BNP Paribas	CLP	605,600	USD	1,194	11/29/13	16
BNP Paribas	MXN	25,539	USD	1,977	02/06/14	33
Citigroup	USD	1,071	CAD	1,107	12/23/13	(11)
Citigroup	USD	1,306	CAD	1,351	12/23/13	(12)
Citigroup	USD	19,280	GBP	11,866	11/08/13	(254)
Citigroup	USD	9,250	JPY	897,099	11/08/13	(127)
Citigroup	AUD	19,966	USD	19,217	11/08/13	352
Citigroup	CAD	19,842	GBP	11,813	11/08/13	(87)
Citigroup	CAD	20,223	USD	19,715	12/23/13	345
Citigroup	EUR	21,225	GBP	18,049	11/08/13	120
Citigroup	GBP	34,083	EUR	40,264	11/08/13	22
Citigroup	NZD	53,905	AUD	47,171	11/08/13	59
Commonwealth Bank of Australia	AUD	390	USD	374	11/29/13	6
Credit Suisse	USD	6,364	BRL	14,777	11/04/13	233
Credit Suisse	USD	36	BRL	78	12/03/13	(1)
Credit Suisse	USD	3,353	EUR	2,466	11/08/13	(5)
Credit Suisse	USD	3,809	NOK	22,716	11/08/13	6
Credit Suisse	AUD	803	USD	757	11/08/13	(2)
Credit Suisse	AUD	11,123	USD	10,730	11/08/13	220
Credit Suisse	BRL	78	USD	36	11/04/13	1
Credit Suisse	BRL	14,699	USD	6,674	11/04/13	112
Credit Suisse	GBP	8,024	USD	12,891	11/08/13	26
Credit Suisse	GBP	5	USD	8	12/12/13	—
Credit Suisse	JPY	160,835	USD	1,656	11/08/13	20
Credit Suisse	NOK	25,820	USD	4,306	11/08/13	(31)
Credit Suisse	NOK	32,682	USD	5,496	11/08/13	7
Deutsche Bank	USD	7,921	AUD	8,250	11/29/13	(136)
Deutsche Bank	USD	4,266	EUR	3,099	11/05/13	(58)
Deutsche Bank	USD	32,867	EUR	24,200	11/08/13	(9)
Deutsche Bank	USD	1,341	JPY	130,469	11/29/13	(14)
Deutsche Bank	USD	26,949	NZD	32,179	11/08/13	(376)
Deutsche Bank	AUD	19,438	USD	18,321	11/08/13	(46)
Deutsche Bank	CAD	18,802	EUR	13,364	11/08/13	115
Deutsche Bank	EUR	23,020	NOK	184,470	11/08/13	(273)
Deutsche Bank	EUR	9,680	SEK	85,362	11/08/13	29
Deutsche Bank	EUR	20,623	USD	27,781	11/04/13	(220)
Deutsche Bank	EUR	3,099	USD	4,266	11/29/13	58

See accompanying notes which are an integral part of the financial statements.

340 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Deutsche Bank	GBP	22,511	EUR	26,645	11/08/13	85
Deutsche Bank	JPY	55,450	USD	567	11/29/13	3
Deutsche Bank	NOK	73,489	USD	12,365	11/08/13	22
Deutsche Bank	NOK	89,505	USD	14,926	11/08/13	(107)
Deutsche Bank	NZD	41,884	AUD	36,646	11/08/13	40
Deutsche Bank	SEK	159,341	NOK	147,271	11/08/13	148
Goldman Sachs	USD	1,092	CAD	1,131	12/23/13	(9)
Goldman Sachs	USD	1,480	CAD	1,526	12/23/13	(19)
Goldman Sachs	USD	16,319	EUR	12,029	11/08/13	14
Goldman Sachs	USD	10,911	NZD	13,123	11/08/13	(74)
Goldman Sachs	USD	12,745	NZD	15,101	11/08/13	(275)
Goldman Sachs	AUD	5,659	USD	5,461	11/08/13	114
Goldman Sachs	CAD	1,955	USD	1,884	11/29/13	10
Goldman Sachs	EUR	202	USD	274	11/04/13	—
Goldman Sachs	EUR	29,439	USD	39,840	11/04/13	(130)
Goldman Sachs	GBP	14,173	USD	22,770	11/08/13	46
Goldman Sachs	GBP	25,929	USD	41,665	11/08/13	92
Goldman Sachs	JPY	2,551,584	USD	25,820	11/08/13	(130)
Goldman Sachs	MXN	7,340	USD	563	11/29/13	1
Goldman Sachs	SEK	87,722	EUR	10,002	11/08/13	44
HSBC	USD	251	BRL	552	11/04/13	(4)
HSBC	USD	570	CHF	510	11/29/13	(9)
HSBC	USD	1,511	EUR	1,110	11/29/13	(3)
HSBC	USD	6	ZAR	60	11/29/13	—
HSBC	AUD	588	USD	564	11/29/13	9
HSBC	BRL	552	USD	253	11/04/13	6
HSBC	JPY	55,450	USD	567	11/29/13	3
HSBC	MXN	7,340	USD	564	11/29/13	3
HSBC	SGD	1,375	USD	1,110	11/29/13	4
JPMorgan Chase	USD	6,940	AUD	7,277	01/29/14	(101)
JPMorgan Chase	USD	7,335	BRL	16,360	01/29/14	(176)
JPMorgan Chase	USD	59,426	GBP	36,823	01/29/14	(423)
JPMorgan Chase	USD	44,556	KRW	47,617,307	01/29/14	73
JPMorgan Chase	USD	190	MXN	2,514	12/17/13	2
JPMorgan Chase	USD	13,151	MXN	170,515	01/29/14	(168)
JPMorgan Chase	USD	6,145	MYR	19,468	01/29/14	(12)
JPMorgan Chase	USD	40,174	MYR	128,471	01/29/14	302
JPMorgan Chase	USD	34,061	NOK	201,151	01/29/14	(381)
JPMorgan Chase	USD	5,292	PLN	16,111	01/29/14	(89)
JPMorgan Chase	USD	9,156	PLN	27,951	01/29/14	(129)
JPMorgan Chase	USD	1,146	SEK	7,280	11/29/13	(23)
JPMorgan Chase	USD	58,472	SEK	372,585	01/29/14	(1,093)
JPMorgan Chase	USD	29,696	TWD	867,553	01/29/14	(109)
JPMorgan Chase	USD	4,653	ZAR	46,417	01/29/14	(89)
JPMorgan Chase	AUD	26,614	USD	25,701	11/08/13	553
JPMorgan Chase	AUD	1,185	USD	1,137	11/29/13	19
JPMorgan Chase	AUD	169,616	USD	161,904	01/29/14	2,498
JPMorgan Chase	BRL	8,578	USD	3,791	01/29/14	38
JPMorgan Chase	BRL	92,264	USD	41,594	01/29/14	1,220
JPMorgan Chase	CAD	16,742	USD	16,257	11/08/13	202
JPMorgan Chase	CAD	1,600	USD	1,533	01/29/14	2
JPMorgan Chase	CHF	1,015	USD	1,131	11/29/13	12
JPMorgan Chase	CLP	16,961,886	USD	33,518	01/29/14	773
JPMorgan Chase	COP	68,901,621	USD	36,302	01/29/14	143
JPMorgan Chase	CZK	7,090	USD	379	11/29/13	6
JPMorgan Chase	CZK	427,977	USD	22,961	01/29/14	427
JPMorgan Chase	EUR	22,384	NOK	179,383	11/08/13	(264)
JPMorgan Chase	EUR	18,158	SEK	159,995	11/08/13	34

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 341

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
JPMorgan Chase	EUR	4,637	USD	6,254	11/04/13	(42)
JPMorgan Chase	EUR	5,004	USD	6,748	11/04/13	(46)
JPMorgan Chase	EUR	1,110	USD	1,529	11/29/13	21
JPMorgan Chase	EUR	15,627	USD	21,503	01/29/14	283
JPMorgan Chase	EUR	69,819	USD	96,454	01/29/14	1,646
JPMorgan Chase	GBP	11,848	USD	19,049	11/08/13	52
JPMorgan Chase	GBP	40	USD	65	11/27/13	—
JPMorgan Chase	GBP	940	USD	1,516	11/29/13	9
JPMorgan Chase	GBP	17,185	USD	27,585	01/29/14	49
JPMorgan Chase	HUF	34,648	USD	163	11/29/13	4
JPMorgan Chase	IDR	95,229,409	USD	8,572	01/29/14	247
JPMorgan Chase	IDR	537,200,488	USD	48,550	01/29/14	1,592
JPMorgan Chase	JPY	2,828,992	USD	28,631	11/08/13	(140)
JPMorgan Chase	JPY	111,800	USD	1,138	11/29/13	1
JPMorgan Chase	MXN	8,525	USD	662	01/23/14	12
JPMorgan Chase	MXN	48,690	USD	3,715	01/29/14	8
JPMorgan Chase	NOK	6,720	USD	1,138	11/29/13	10
JPMorgan Chase	NZD	14,871	USD	12,231	01/29/14	21
JPMorgan Chase	NZD	175,878	USD	145,338	01/29/14	923
JPMorgan Chase	PEN	84,238	USD	30,123	01/29/14	26
JPMorgan Chase	RUB	247,164	USD	7,614	01/29/14	19
JPMorgan Chase	RUB	494,023	USD	15,324	01/29/14	145
JPMorgan Chase	SGD	55,903	USD	45,177	01/29/14	170
JPMorgan Chase	TRY	51,970	USD	25,884	01/29/14	244
JPMorgan Chase	ZAR	7,534	USD	761	01/29/14	20
Morgan Stanley	USD	6,423	BRL	14,147	11/04/13	(108)
Morgan Stanley	USD	570	CHF	510	11/29/13	(8)
Morgan Stanley	USD	1,341	JPY	130,469	11/29/13	(14)
Morgan Stanley	AUD	587	USD	563	11/29/13	9
Morgan Stanley	BRL	217	USD	99	11/04/13	2
Morgan Stanley	BRL	13,930	USD	6,100	11/04/13	(118)
Morgan Stanley	EUR	2,536	USD	3,468	11/04/13	25
Morgan Stanley	EUR	12,203	USD	16,688	11/04/13	120
National Australia Bank	GBP	13,186	USD	21,322	11/29/13	184
National Australia Bank	JPY	503,550	USD	5,172	11/29/13	50
Royal Bank of Canada	USD	157	BRL	345	11/04/13	(3)
Royal Bank of Canada	USD	157	BRL	345	12/03/13	(4)
Royal Bank of Canada	USD	18,242	CAD	18,794	11/08/13	(220)
Royal Bank of Canada	USD	1,664	MXN	21,465	11/29/13	(22)
Royal Bank of Canada	USD	10,426	NZD	12,545	11/08/13	(67)
Royal Bank of Canada	USD	18,562	NZD	21,968	11/08/13	(421)
Royal Bank of Canada	AUD	4,406	USD	4,136	11/08/13	(27)
Royal Bank of Canada	BRL	345	USD	158	11/04/13	4
Royal Bank of Canada	CAD	25,489	USD	24,495	11/08/13	53
Royal Bank of Canada	CAD	780	USD	750	11/29/13	3
Royal Bank of Canada	GBP	21,943	USD	35,262	11/08/13	79
Royal Bank of Scotland	USD	4,254	EUR	3,094	11/05/13	(52)
Royal Bank of Scotland	USD	35,938	GBP	22,122	11/08/13	(469)
Royal Bank of Scotland	USD	9,792	JPY	949,662	11/08/13	(134)
Royal Bank of Scotland	EUR	13,076	JPY	1,724,630	11/08/13	(215)
Royal Bank of Scotland	EUR	22,384	NOK	179,372	11/08/13	(265)
Royal Bank of Scotland	EUR	1,687	USD	2,327	11/27/13	36
Royal Bank of Scotland	EUR	3,094	USD	4,254	11/29/13	52
Royal Bank of Scotland	GBP	2,137	USD	3,338	12/12/13	(88)
Royal Bank of Scotland	SEK	152,084	EUR	17,341	11/08/13	78
Royal Bank of Scotland	SEK	89,690	NOK	82,930	11/08/13	89
State Street	USD	124	EUR	90	11/29/13	(2)
State Street	AUD	390	USD	374	11/29/13	6

See accompanying notes which are an integral part of the financial statements.

342 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
		Amount		Amount				(Depreciation)
Counterparty		Sold		Bought		Settlement Date		$
State Street		EUR	2,626	USD	3,625		11/29/13	60
State Street		GBP	603	USD	978		11/29/13	11
UBS		USD	1,370	CAD	1,411		12/23/13	(19)
UBS		USD	12,036	GBP	7,413		11/08/13	(150)
UBS		USD	76	INR	4,703		11/29/13	—
UBS		USD	150	KRW	159,416		11/29/13	—
UBS		USD	12,982	NZD	15,504		11/08/13	(179)
UBS		USD	318	SEK	2,030		11/08/13	(5)
UBS		USD	339	TWD	9,955		11/29/13	—
UBS		AUD	7,097	USD	6,844		11/08/13	138
UBS		AUD	10,707	USD	10,325		11/08/13	208
UBS		CAD	8,615	USD	8,364		11/08/13	103
UBS		CAD	14,315	USD	13,760		11/08/13	33
UBS		EUR	20,565	GBP	17,491		11/08/13	122
UBS		EUR	6,701	JPY	883,808		11/08/13	(110)
UBS		EUR	41,698	USD	56,598		11/08/13	(18)
UBS		GBP	13,452	USD	21,621		11/08/13	53
UBS		GBP	611	USD	988		11/29/13	9
UBS		NZD	37,420	AUD	32,756		11/08/13	51
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts								7,923

Index Swap Contracts
Amounts in thousands
								Fair
Fund Receives		Notional					Termination	Value
Underlying Security	Counterparty	Amount			Terms		Date	$
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Bank of America	USD	97,390			0.120%	03/01/14	(21)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	26,494			0.100%	10/31/13	209
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	230,116			0.080%	11/30/13	(41)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	20,812			0.120%	03/01/14	(4)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	34,862			0.143%	03/01/14	(8)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	13,875			0.120%	03/01/14	(3)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	50,404			0.080%	04/01/14	(10)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	50,404			0.080%	10/01/14	(10)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	49,188			0.080%	11/01/14	391
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	245,939			0.080%	11/01/14	1,948
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)								2,451

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 343

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Interest Rate Swaps

Amounts in thousands
						Fair
					Termination	Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Bank of America	BRL	700	8.860%	Brazil Interbank Deposit Rate	01/02/17	(13)
Bank of America	BRL	1,000	0.630%	Brazil Interbank Deposit Rate	01/02/17	(5)
Bank of America	JPY	244,465	Six Month LIBOR	2.652%	03/08/43	(39)
Bank of America	JPY	41,225	Six Month LIBOR	2.550%	04/30/43	(2)
Barclays	MXN	54,800	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	128
Barclays	MXN	25,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	42
Barclays	MXN	11,000	5.750%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(35)
Barclays	GBP	1,550	Six Month LIBOR	1.877%	11/08/22	109
Barclays	USD	16,950	3.145%	Three Month LIBOR%	03/15/26	(768)
Barclays	USD	3,845	Three Month LIBOR	2.481%	11/15/27	341
Barclays	USD	3,860	Three Month LIBOR	2.417%	11/15/27	376
Barclays	JPY	65,370	Six Month LIBOR	2.548%	04/30/43	(3)
Barclays	USD	7,600	Three Month LIBOR	3.490%	03/15/46	710
Citigroup	USD	8,800	1.500%	Three Month LIBOR	03/18/16	63
Citigroup	USD	28,300	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(196)
Citigroup	USD	7,680	Three Month LIBOR	2.714%	08/15/42	1,196
Citigroup	USD	13,700	Three Month LIBOR	2.750%	06/19/43	2,132
Credit Suisse	JPY	215,960	Six Month LIBOR	0.820%	02/18/23	(28)
Credit Suisse	USD	10,700	Three Month LIBOR	2.750%	06/19/43	1,665
Deutsche Bank	JPY	215,965	Six Month LIBOR	0.816%	02/18/23	(27)
Deutsche Bank	USD	1,800	Three Month LIBOR	2.750%	06/19/43	280
Goldman Sachs	BRL	800	9.095%	Brazil Interbank Deposit Rate	01/02/17	(16)
Goldman Sachs	USD	17,890	2.804%	Three Month LIBOR%	04/09/26	(1,358)
Goldman Sachs	JPY	58,405	Six Month LIBOR	2.540%	04/30/43	(2)
Goldman Sachs	USD	7,500	Three Month LIBOR	3.500%	12/18/43	181
Goldman Sachs	USD	8,060	Three Month LIBOR	3.125%	04/09/46	1,276
HSBC	MXN	4,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	7
HSBC	MXN	5,300	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(24)
JPMorgan	HKD	234,450	Three Month HIBOR	1.085%	10/25/19	1,057
			Six Month Singapore
JPMorgan	SGD	36,950	Offered Rate	1.315%	10/30/19	573
JPMorgan Chase	GBP	5,515	Six Month LIBOR	0.910%	09/17/15	(1)
JPMorgan Chase	CHF	3,370	Six Month LIBOR	0.140%	12/18/15	(1)
JPMorgan Chase	CHF	10,295	Six Month LIBOR	0.240%	12/18/15	(25)
JPMorgan Chase	GBP	12,190	Six Month LIBOR	2.623%	12/16/17	(210)
JPMorgan Chase	GBP	24,055	Six Month LIBOR	2.239%	12/16/17	69
Morgan Stanley	USD	9,700	1.500%	Three Month LIBOR	03/18/16	70
Morgan Stanley	USD	35,800	1.500%	Three Month LIBOR	03/18/16	257
Morgan Stanley	MXN	5,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	13
Morgan Stanley	MXN	163,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	273
Morgan Stanley	USD	75,800	3.000%	Three Month LIBOR	09/21/17	672
Morgan Stanley	MXN	5,100	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	6
Morgan Stanley	MXN	7,600	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(35)
Morgan Stanley	USD	13,800	Three Month LIBOR	2.750%	06/19/43	2,148
Morgan Stanley	USD	24,500	Three Month LIBOR	3.500%	12/18/43	590
UBS	USD	75,100	1.500%	Three Month LIBOR	03/18/16	540
UBS	MXN	6,000	5.750%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(19)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $5,089(å)						11,967

See accompanying notes which are an integral part of the financial statements.

344 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Berkshire Hathaway, Inc.	Barclays	0.095%	USD	600	1.000%	12/20/13	1
Berkshire Hathaway, Inc.	Deutsche Bank	0.391%	USD	500	1.000%	09/20/16	9
Citigroup, Inc.	Deutsche Bank	0.221%	USD	700	1.000%	09/20/14	6
Citigroup, Inc.	Bank of America	0.515%	USD	1,000	1.000%	09/20/16	15
GE Capital Corp.	Citigroup	0.153%	USD	600	4.800%	12/20/13	7
GE Capital Corp.	Deutsche Bank	0.293%	USD	1,000	1.000%	09/20/15	15
GE Capital Corp.	Barclays	0.401%	USD	1,000	1.000%	09/20/16	18
JPMorgan Chase & Co.	Deutsche Bank	0.515%	USD	1,000	1.000%	09/20/16	14
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - $49							85

Credit Indices

				Fund (Pays)/		Fair
				Receives	Termination	Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Barclays	USD	5,400	5.000%	06/20/15	229
CDX Emerging Markets Index	Credit Suisse	USD	500	5.000%	06/20/15	21
CDX Emerging Markets Index	Deutsche Bank	USD	1,300	5.000%	06/20/15	55
CDX Emerging Markets Index	Goldman Sachs	USD	200	5.000%	06/20/15	8
CDX Emerging Markets Index	HSBC	USD	3,600	5.000%	06/20/15	153
CDX Emerging Markets Index	Morgan Stanley	USD	6,200	5.000%	06/20/15	263
CDX Investment Grade Index	Goldman Sachs	USD	500	0.548%	12/20/17	8
CDX Investment Grade Index	Pershing	USD	78	1.095%	12/20/17	1
CDX NA High Yield Index	Credit Suisse	USD	14,600	5.000%	12/20/18	1,040
CDX NA Investment Grade Index	Barclays	USD	15,500	1.000%	12/20/18	225
CDX NA Investment Grade Index	Credit Suisse	USD	5,400	2.000%	12/20/18	78
CDX NA Investment Grade Index	JPMorgan Chase	USD	1,447	0.553%	12/20/17	24
CDX NA Investment Grade Index	Morgan Stanley	USD	24,200	1.000%	06/20/23	(285)
CDX NA Investment Grade Index	Morgan Stanley	USD	1,500	1.000%	12/20/18	22
CMBX NA Index	Bank of America	USD	460	0.500%	05/11/63	(17)
CMBX NA Index	Bank of America	USD	230	(0.500%)	02/17/51	19
CMBX NA Index	Credit Suisse	USD	76	3.000%	05/11/63	(4)
CMBX NA Index	Credit Suisse	USD	820	3.000%	05/11/63	(47)
CMBX NA Index	Credit Suisse	USD	620	0.500%	05/11/63	(23)
CMBX NA Index	Credit Suisse	USD	875	0.500%	05/11/63	(33)
CMBX NA Index	Credit Suisse	USD	75	(0.500%)	02/17/51	6
CMBX NA Index	Credit Suisse	USD	465	(0.500%)	02/17/51	39
CMBX NA Index	Credit Suisse	USD	425	0.500%	05/11/63	(16)
CMBX NA Index	Deutsche Bank	USD	55	0.500%	05/11/63	(2)
CMBX NA Index	Goldman Sachs	USD	140	(0.500%)	02/17/51	12
CMBX NA Index	Royal Bank of Scotland	USD	560	0.500%	05/11/63	(21)
iTraxx Europe Index	Morgan Stanley	EUR	23,300	1.000%	12/20/18	296
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $979						2,051

Sovereign Issues

		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Brazil Government International Bond	Barclays	0.849%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	Deutsche Bank	0.849%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	Deutsche Bank	0.849%	USD	1,300	1.000%	06/20/15	5
Brazil Government International Bond	Goldman Sachs	0.849%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	Morgan Stanley	0.849%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	Bank of America	0.908%	USD	1,800	1.000%	09/20/15	4
Brazil Government International Bond	Citigroup	0.908%	USD	1,000	1.000%	09/20/15	2
Brazil Government International Bond	HSBC	0.908%	USD	500	1.000%	09/20/15	1
Brazil Government International Bond	JPMorgan Chase	0.908%	USD	1,000	1.000%	09/20/15	2

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 345

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts
Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Brazil Government International Bond	UBS	0.908%	USD	500	1.000%	09/20/15	1
Brazil Government International Bond	Barclays	1.049%	USD	1,400	1.000%	03/20/16	(1)
Brazil Government International Bond	Citigroup	1.127%	USD	9,400	1.000%	06/20/16	(29)
Brazil Government International Bond	Credit Suisse	1.127%	USD	6,500	1.000%	06/20/16	(20)
Brazil Government International Bond	Deutsche Bank	1.127%	USD	1,800	1.000%	06/20/16	(6)
Brazil Government International Bond	JPMorgan Chase	1.191%	USD	700	1.000%	09/20/16	(4)
China Government International Bond	Bank of America	0.224%	USD	1,100	1.000%	06/20/15	15
China Government International Bond	Bank of America	0.224%	USD	400	1.000%	06/20/15	6
China Government International Bond	Citigroup	0.224%	USD	300	1.000%	06/20/15	4
China Government International Bond	Royal Bank of Scotland	0.224%	USD	800	1.000%	06/20/15	11
Export-Import Bank of China	Deutsche Bank	0.663%	USD	300	1.000%	06/20/17	4
Indonesia Government International Bond	Barclays	1.057%	USD	800	1.000%	06/20/16	1
Indonesia Government International Bond	Barclays	1.057%	USD	800	1.000%	06/20/16	1
Indonesia Government International Bond	Bank of America	1.133%	USD	1,200	1.000%	09/20/16	(2)
Indonesia Government International Bond	Morgan Stanley	1.133%	USD	3,100	1.000%	09/20/16	(4)
Indonesia Government International Bond	UBS	1.133%	USD	400	1.000%	09/20/16	(1)
Mexico Government International Bond	Bank of America	0.466%	USD	400	1.000%	09/20/15	5
Mexico Government International Bond	Citigroup	0.466%	USD	700	1.000%	09/20/15	8
Mexico Government International Bond	Barclays	0.539%	USD	1,700	1.000%	03/20/16	22
Mexico Government International Bond	Deutsche Bank	0.539%	USD	3,000	1.000%	03/20/16	38
Mexico Government International Bond	HSBC	0.539%	USD	4,700	1.000%	03/20/16	60
Mexico Government International Bond	JPMorgan Chase	0.540%	USD	2,600	0.920%	03/20/16	28
Mexico Government International Bond	HSBC	0.617%	USD	100	1.000%	09/20/16	1
Mexico Government International Bond	JPMorgan Chase	0.617%	USD	100	1.000%	09/20/16	1
United Kingdom Gilt	Societe Generale	0.044%	USD	2,600	1.000%	03/20/15	37
United Kingdom Gilt	Societe Generale	0.044%	USD	600	1.000%	03/20/15	9
Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($222)							207
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $806 (å)							2,343

See accompanying notes which are an integral part of the financial statements.

346 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Long-Term Investments
Asset-Backed Securities	—	566,766	7,756	574,522	6.9
Corporate Bonds and Notes	—	1,025,004	24,969	1,049,973	12.7
International Debt	—	462,356	8,124	470,480	5.7
Loan Agreements	—	12,966	—	12,966	0.2
Mortgage-Backed Securities	—	2,593,816	25,517	2,619,333	31.6
Municipal Bonds	—	105,288	—	105,288	1.3
Non-US Bonds	—	489,738	—	489,738	5.9
United States Government Agencies	—	96,147	—	96,147	1.2
United States Government Treasuries	—	1,445,561	—	1,445,561	17.5
Common Stocks	3,530	—	—	3,530	— *
Preferred Stocks	9,735	—	3,391	13,126	0.2
Options Purchased	—	3,020	—	3,020	— *
Short-Term Investments	—	1,989,040	—	1,989,040	24.0
Repurchase Agreements	—	364,900	—	364,900	4.4
Total Investments	13,265	9,154,602	69,757	9,237,624	111.6
Other Assets and Liabilities, Net					(11.6)
					100.0
Other Financial Instruments
Futures Contracts	20,306	—	—	20,306	0.2
Options Written	(52)	(587)	(24)	(663)	(—*)
Foreign Currency Exchange Contracts	(203)	8,126	—	7,923	0.1
Index Swaps	—	2,451	—	2,451	—*
Interest Rate Swap Contracts	—	6,878	—	6,878	0.1
Credit Default Swap Contracts	—	1,537	—	1,537	— *
Total Other Financial Instruments**	$20,051	$18,405	$(24)	$38,432

* Less than .05% of net assets.
** Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October 31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 347

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Russell Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

			Foreign
		Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments		Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$—	$—	$3,020
Unrealized appreciation on foreign currency exchange contracts		—	19,013	—
Variation margin on futures contracts**		—	—	29,340
Index swap contracts, at fair value		—	—	2,548
Interest rate swap contracts, at fair value		—	—	14,774
Credit default swap contracts, at fair value		2,858	—	—
Total		$2,858	$19,013	$49,682

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**		$—	$—	$9,034
Unrealized depreciation on foreign currency exchange contracts		—	11,090	—
Options written, at fair value		—	—	663
Index swap contracts, at fair value		—	—	97
Interest rate swap contracts, at fair value		—	—	2,807
Credit default swap contracts, at fair value		515	—	—
Total		$515	$11,090	$12,601

			Foreign
		Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments		Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***		$—	$—	$164
Futures contracts		—	—	(13,167)
Options written		—	—	3,664
Index swap contracts		—	—	(21,464)
Interest rate swap contracts		—	—	505
Credit default swap contracts		2,366	—	—
Foreign currency-related transactions****		—	(13,394)	—
Total		$2,366	$(13,394)	$(30,298)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****		$—	$—	$764
Futures contracts		—	—	18,932
Options written		—	—	(1,279)
Index swap contracts		—	—	1,632
Interest rate swap contracts		—	—	7,338
Credit default swap contracts		(2,419)	—	—
Foreign currency-related transactions******		—	8,693	—
Total		$(2,419)	$8,693	$27,387

*	Fair value of purchased options.
**		Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
	Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****		Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions
	reported within the Statement of Operations.
*****	Includes net change in unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******		Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-
	related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

348 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$9,164,425
Investments, at fair value(>)	9,237,624
Cash	7,562
Cash (restricted)(a)(b)	34,943
Foreign currency holdings(^)	15,985
Unrealized appreciation on foreign currency exchange contracts	19,013
Receivables:
Dividends and interest	39,143
Dividends from affiliated Russell funds	127
Investments sold	1,423,114
Fund shares sold	11,894
Investments matured(<)	8
Variation margin on futures contracts	28,147
Other receivable	794
Prepaid expenses	5
Index swap contracts, at fair value(8)	2,548
Interest rate swap contracts, at fair value(•)	14,774
Credit default swap contracts, at fair value(+)	2,858
Total assets	10,838,539

Liabilities
Payables:
Due to broker (c)(d)(e)	17,135
Investments purchased	2,508,851
Fund shares redeemed	5,836
Accrued fees to affiliates	4,779
Other accrued expenses	402
Variation margin on futures contracts	10,890
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	11,090
Options written, at fair value(x)	663
Index swap contracts, at fair value(8)	97
Interest rate swap contracts, at fair value(•)	2,807
Credit default swap contracts, at fair value(+)	515
Total liabilities	2,563,236

Net Assets	$8,275,303

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 349

Russell Investment Company
Russell Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(17,605)
Accumulated net realized gain (loss)	3,026
Unrealized appreciation (depreciation) on:
Investments	73,199
Futures contracts	20,306
Options written	925
Index swap contracts	2,451
Interest rate swap contracts	6,878
Credit default swap contracts	1,537
Investments matured	(752)
Foreign currency-related transactions	8,177
Other investments	(3,412)
Shares of beneficial interest	7,535
Additional paid-in capital	8,173,038
Net Assets	$8,275,303
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.01
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.44
Class A — Net assets	$64,310,088
Class A — Shares outstanding ($.01 par value)	5,838,555
Net asset value per share: Class C(#)	$11.01
Class C — Net assets	$81,015,006
Class C — Shares outstanding ($.01 par value)	7,359,762
Net asset value per share: Class E(#)	$10.94
Class E — Net assets	$182,211,163
Class E — Shares outstanding ($.01 par value)	16,660,153
Net asset value per share: Class I(#)	$10.91
Class I — Net assets	$ 1,272,387,857
Class I — Shares outstanding ($.01 par value)	116,676,373
Net asset value per share: Class S(#)	$11.05
Class S — Net assets	$ 4,152,586,055
Class S — Shares outstanding ($.01 par value)	375,926,511
Net asset value per share: Class Y(#)	$10.92
Class Y — Net assets	$ 2,522,792,457
Class Y — Shares outstanding ($.01 par value)	231,075,631
Amounts in thousands
(^) Foreign currency holdings - cost	$15,942
(x) Premiums received on options written	$1,588
(+) Credit default swap contracts - premiums paid (received)	$806
(•) Interest rate swap contracts - premiums paid (received)	$5,089
(<) Investments matured - cost	$760
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$1,483,095
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$11,272
(b) Cash Collateral for Swaps	$23,671
(c) Due to Broker for Swaps	$14,364
(d) Due to Broker for TBAs	$2,392
(e) Due to Broker for Forwards	$379
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

350 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$197
Dividends from affiliated Russell funds	1,395
Interest	200,630
Securities lending income	22
Total investment income	202,244

Expenses
Advisory fees	40,684
Administrative fees	3,912
Custodian fees	1,281
Distribution fees - Class A	217
Distribution fees - Class C	730
Transfer agent fees - Class A	174
Transfer agent fees - Class C	195
Transfer agent fees - Class E	346
Transfer agent fees - Class I	1,563
Transfer agent fees - Class S	7,960
Transfer agent fees - Class Y	110
Professional fees	324
Registration fees	201
Shareholder servicing fees - Class C	243
Shareholder servicing fees - Class E	432
Trustees’ fees	220
Printing fees	483
Miscellaneous	177
Expenses before reductions	59,252
Expense reductions	(858)
Net expenses	58,394
Net investment income (loss)	143,850

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	25,228
Futures contracts	(13,167)
Options written	3,664
Index swap contracts	(21,464)
Interest rate swap contracts	505
Credit default swap contracts	2,366
Foreign currency-related transactions	(13,579)
Net realized gain (loss)	(16,447)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(186,837)
Futures contracts	18,932
Options written	(1,279)
Index swap contracts	1,632
Interest rate swap contracts	7,338
Credit default swap contracts	(2,419)
Investment matured	(752)
Foreign currency-related transactions	9,028
Other investments	243
Net change in unrealized appreciation (depreciation)	(154,114)
Net realized and unrealized gain (loss)	(170,561)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 351

Russell Investment Company
Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Net Increase (Decrease) in Net Assets from Operations	$(26,711)

See accompanying notes which are an integral part of the financial statements.

352 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$143,850	$207,512
Net realized gain (loss)	(16,447)	182,154
Net change in unrealized appreciation (depreciation)	(154,114)	277,505
Net increase (decrease) in net assets from operations	(26,711)	667,171

Distributions
From net investment income
Class A	(1,402)	(2,447)
Class C	(834)	(1,582)
Class E	(2,805)	(3,650)
Class I	(25,449)	(34,595)
Class S	(73,969)	(87,474)
Class Y	(51,551)	(74,979)
From net realized gain
Class A	(2,132)	(944)
Class C	(2,198)	(929)
Class E	(3,451)	(1,385)
Class I	(27,486)	(12,047)
Class S	(78,305)	(30,073)
Class Y	(53,055)	(25,146)
Net decrease in net assets from distributions	(322,637)	(275,251)

Share Transactions*
Net increase (decrease) in net assets from share transactions	578,561	7,310
Total Net Increase (Decrease) in Net Assets	229,213	399,230

Net Assets
Beginning of period	8,046,090	7,646,860
End of period	$8,275,303	$8,046,090
Undistributed (overdistributed) net investment income included in net assets	$(17,605)	$21,280

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 353

Russell Investment Company
Russell Strategic Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,628	$29,571	4,694	$52,214
Proceeds from reinvestment of distributions	308	3,449	147	1,616
Payments for shares redeemed	(5,951)	(66,900)	(5,125)	(57,266)
Net increase (decrease)	(3,015)	(33,880)	(284)	(3,436)
Class C
Proceeds from shares sold	1,682	18,931	2,558	28,537
Proceeds from reinvestment of distributions	267	2,997	222	2,429
Payments for shares redeemed	(3,917)	(43,594)	(2,656)	(29,584)
Net increase (decrease)	(1,968)	(21,666)	124	1,382
Class E
Proceeds from shares sold	4,371	48,237	3,707	41,043
Proceeds from reinvestment of distributions	533	5,933	434	4,741
Payments for shares redeemed	(2,677)	(29,469)	(3,493)	(38,848)
Net increase (decrease)	2,227	24,701	648	6,936
Class I
Proceeds from shares sold	27,879	308,288	23,679	261,585
Proceeds from reinvestment of distributions	4,720	52,329	4,067	44,321
Payments for shares redeemed	(31,195)	(344,263)	(34,007)	(376,064)
Net increase (decrease)	1,404	16,354	(6,261)	(70,158)
Class S
Proceeds from shares sold	118,603	1,325,897	99,132	1,107,105
Proceeds from reinvestment of distributions	13,447	150,912	10,377	114,528
Payments for shares redeemed	(83,413)	(930,044)	(75,413)	(843,437)
Net increase (decrease)	48,637	546,765	34,096	378,196
Class Y
Proceeds from shares sold	24,701	270,554	35,637	392,892
Proceeds from reinvestment of distributions	9,425	104,607	9,177	100,126
Payments for shares redeemed	(29,852)	(328,874)	(71,817)	(798,628)
Net increase (decrease)	4,274	46,287	(27,003)	(305,610)
Total increase (decrease)	51,559	$578,561	1,320	$7,310

See accompanying notes which are an integral part of the financial statements.

354 Russell Strategic Bond Fund

(This page intentionally left blank)

Russell Investment Company
Russell Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	11.50	.17	(.24)	(.07)	(.18)	(.24)
October 31, 2012	10.95	.26	.64	.90	(.25)	(.10)
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)
October 31, 2010	10.37	.37	.92	1.29	(.42)	—
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)

Class C
October 31, 2013	11.49	.08	(.23)	(.15)	(.09)	(.24)
October 31, 2012	10.95	.17	.64	.81	(.17)	(.10)
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)
October 31, 2010	10.37	.30	.91	1.21	(.34)	—
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)

Class E
October 31, 2013	11.42	.16	(.22)	(.06)	(.18)	(.24)
October 31, 2012	10.88	.26	.64	.90	(.26)	(.10)
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)
October 31, 2010	10.31	.39	.90	1.29	(.43)	—
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)

Class I
October 31, 2013	11.39	.20	(.23)	(.03)	(.21)	(.24)
October 31, 2012	10.85	.29	.64	.93	(.29)	(.10)
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)
October 31, 2010	10.28	.41	.91	1.32	(.46)	—
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)

Class S
October 31, 2013	11.53	.19	(.22)	(.03)	(.21)	(.24)
October 31, 2012	10.98	.28	.65	.93	(.28)	(.10)
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)
October 31, 2010	10.39	.41	.92	1.33	(.45)	—
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)

Class Y
October 31, 2013	11.40	.21	(.22)	(.01)	(.23)	(.24)
October 31, 2012	10.86	.30	.64	.94	(.30)	(.10)
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)
October 31, 2010	10.29	.42	.91	1.33	(.47)	—
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)

See accompanying notes which are an integral part of the financial statements.
356 Russell Strategic Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.42)	11.01	(.62)	64,310	1.03	1.01	1.50	104
(.35)	11.50	8.44	101,799	1.02	1.00	2.32	186
(.59)	10.95	2.92	100,094	1.03	1.00	2.92	233
(.42)	11.24	12.90	66,054	1.01	.96	3.48	206
(.52)	10.37	18.62	40,181	1.03	.93	4.99	154

(.33)	11.01	(1.34)	81,015	1.78	1.76	.74	104
(.27)	11.49	7.56	107,160	1.77	1.75	1.56	186
(.50)	10.95	1.95	100,729	1.78	1.75	2.22	233
(.34)	11.24	12.03	114,841	1.76	1.71	2.78	206
(.45)	10.37	17.97	108,353	1.78	1.67	4.28	154

(.42)	10.94	(.59)	182,211	1.03	1.02	1.46	104
(.36)	11.42	8.46	164,834	1.02	.97	2.33	186
(.60)	10.88	2.91	150,015	1.03	.94	3.02	233
(.43)	11.17	13.07	155,358	1.01	.87	3.62	206
(.53)	10.31	18.87	146,696	1.03	.81	5.14	154

(.45)	10.91	(.24)	1,272,388.70		.70	1.79	104
(.39)	11.39	8.78	1,312,829.69		.69	2.63	186
(.62)	10.85	3.27	1,318,893.70		.69	3.27	233
(.46)	11.14	13.17	1,339,399.68		.64	3.86	206
(.55)	10.28	19.21	1,306,502.70		.56	5.39	154

(.45)	11.05	(.34)	4,152,586.78		.76	1.72	104
(.38)	11.53	8.71	3,773,716.77		.75	2.55	186
(.61)	10.98	3.15	3,220,163.78		.75	3.19	233
(.45)	11.27	13.13	2,536,795.76		.71	3.77	206
(.54)	10.39	19.12	2,173,609.78		.67	5.26	154

(.47)	10.92	(.15)	2,522,793.58		.58	1.90	104
(.40)	11.40	8.89	2,585,753.59		.59	2.73	186
(.63)	10.86	3.36	2,756,966.60		.59	3.38	233
(.47)	11.15	13.35	2,946,842.59		.56	3.97	206
(.55)	10.29	19.13	3,526,522.60		.52	5.42	154

See accompanying notes which are an integral part of the financial statements.
Russell Strategic Bond Fund 357

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Investment Grade Bond Fund - Class A‡			Russell Investment Grade Bond Fund - Class Y
Total Return				Total Return
1 Year	(5.17)%		1 Year	(1.07)%
5 Years	6.59	%§	5 Years	7.81	%§
10 Years	4.21	%§	10 Years	4.97	%§

Russell Investment Grade Bond Fund - Class C‡‡			Barclays U.S. Aggregate Bond Index **
Total Return				Total Return
1 Year	(2.23)%		1 Year	(1.08)%
5 Years	6.54	%§	5 Years	6.09	%§
10 Years	4.08	%§	10 Years	4.78	%§

Russell Investment Grade Bond Fund - Class E
Total Return
1 Year	(1.46)%
5 Years	7.44	%§
10 Years	4.62	%§

Russell Investment Grade Bond Fund - Class I
Total Return
1 Year	(1.15)%
5 Years	7.72	%§
10 Years	4.90	%§

Russell Investment Grade Bond Fund - Class S‡‡‡
Total Return
1 Year	(1.23)%
5 Years	7.63	%§
10 Years	4.83	%§

358 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) employs	Yen. The Fund tended to be short Euro over the period, so this
a multi-manager approach whereby portions of the Fund	was a drag on performance. In opposition to the strong European
are allocated to different money managers. Fund assets not	market performance, emerging markets were significant laggards
allocated to money managers are managed by Russell Investment	over the periods. Larger, more liquid emerging markets like
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	Brazil, Indonesia, Mexico and Turkey tended to be among the
may change the allocation of the Fund’s assets among money	harder hit by the downward market moves, and therefore the
managers at any time. An exemptive order from the Securities	Fund’s emerging markets exposure was generally negative for
and Exchange Commission (“SEC”) permits RIMCo to engage	Fund performance.
or terminate a money manager at any time, subject to approval
by the Fund’s Board, without a shareholder vote. Pursuant to the	How did the investment strategies and techniques employed
terms of the exemptive order, the Fund is required to notify its	by the Fund and its money managers affect its benchmark
shareholders within 90 days of when a money manager begins	relative performance?
providing services. As of October 31, 2013, the Fund had five	Macro Currency Group (“Macro”) underperformed the Fund’s
money managers.	benchmark for the fiscal year. A short Euro position detracted from performance throughout much of the period. Also, a long Yen
What is the Fund’s investment objective?	position in January was particularly negative for performance.
The Fund seeks to provide current income and the preservation	Metropolitan West Asset Management, LLC (“Met West”)
of capital.	outperformed the Fund’s benchmark for the fiscal year. Exposure
How did the Fund perform relative to its benchmark for the	to non-agency mortgages and an overweight to financials were the
fiscal year ended October 31, 2013?	leading drivers of performance. A short duration position also
For the fiscal year ended October 31, 2013, the Fund’s Class A,	helped.
Class C, Class E, Class I, Class S and Class Y Shares lost 1.48%,	Neuberger Berman Fixed Income LLC (“Neuberger”)
2.23%, 1.46%, 1.15%, 1.23% and 1.07%, respectively. This is	outperformed the Fund’s benchmark for the fiscal year. Exposure
compared to the Fund’s benchmark, the Barclays U.S. Aggregate	to floating rate subprime non-agencies was the key driver of
Bond Index, which lost 1.08% during the same period. The	performance.
Fund’s performance includes operating expenses, whereas index	Pacific Investment Management Company LLC (“PIMCO”)
returns are unmanaged and do not include expenses of any kind.	outperformed the Fund’s benchmark for the fiscal year. Yield
For the fiscal year ended October 31, 2013, the Lipper® Core	curve positioning was a lead contributor while an overweight to
Bond Funds Average, a group of funds that Lipper considers	financials also helped. Emerging market exposure detracted from
to have investment strategies similar to those of the Fund, lost	performance.
0.71%. This return serves as a peer comparison and is expressed	Logan Circle Partners, L.P. (“Logan”) outperformed the Fund’s
net of operating expenses.	benchmark for the fiscal year. An overweight to corporate credit
How did the market conditions described in the Market	was the key driver of performance, especially an overweight to
Summary report affect the Fund’s performance?	financials.
Over the fiscal year ended October 31, 2013, volatility in interest	RIMCo manages the portion of the Fund’s assets that RIMCo
rate markets had a mixed impact on the Fund, but the large upward	determines not to allocate to the money managers. Assets not
interest rate movement in May and June proved to be the period’s	allocated to managers include the Fund’s liquidity reserves and
dominant change and this benefited the Fund’s short duration	assets which may be managed directly by RIMCo to modify the
position. Credit markets, on the other hand, had a more limited	Fund’s overall portfolio characteristics to seek to achieve the
sell off during that time frame and as such the more meaningful	desired risk/return profile for the Fund. During the period, RIMCo
move was the broad tightening of credit spreads that occurred	managed the Fund’s liquidity reserve using cash and treasury
in corporate markets throughout much of the period. This was	futures, and this had a very limited impact on performance.
a positive for the Fund’s typical preference to be overweight	RIMCo tended to overweight both MetWest and Macro over the
corporate credit risk. Within corporate credit, the financial sector	period, which had offsetting impacts on performance.
continued to converge to industrials on a spread basis, which	During the period, the Fund used derivatives to manage duration,
again proved positive for the Fund’s positioning.	yield-curve positioning, currency risk and credit risk. Futures,
In international markets, Europe experienced relatively strong	options, interest-rate swaps, credit default swaps and swaptions
performance over the period and that fed through into the	were used for this purpose. The use of these derivatives had a
performance of the Euro against the U.S. dollar and Japanese	mixed impact on performance, but most of these derivatives

Russell Investment Grade Bond Fund 359

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

were used for risk management purposes to hedge toward the		Financial Group® (The Principal®), which includes various member
benchmark. On this front, the derivatives performed as expected.		companies including Principal Global Investors LLC, Principal Global
Investors (Europe) Limited, and others. The Macro Currency Group is the
Describe any changes to the Fund’s structure or the money		specialist currency investment group within Principal Global Investors. Where
manager line-up.		used herein, Macro Currency Group means Principal Global Investors LLC.

There were no changes to the Fund’s structure or money manager		The views expressed in this report reflect those of the portfolio
line up during the fiscal year.		managers only through the end of the period covered by
Money Managers as of October 31,		the report. These views do not necessarily represent the
2013	Styles	views of RIMCo, or any other person in RIMCo or any other
Neuberger Berman Fixed Income LLC	Enhanced Core	affiliated organization. These views are subject to change
Macro Currency Group – an investment	Fully Discretionary	at any time based upon market conditions or other events,
group within Principal Global Investors LLC¹		and RIMCo disclaims any responsibility to update the views
Metropolitan West Asset Management, LLC.	Fully Discretionary	contained herein. These views should not be relied on as
Pacific Investment Management Company	Fully Discretionary	investment advice and, because investment decisions for
LLC
Logan Circle Partners, L.P.	Fully Discretionary	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
¹ Principal Global Investors LLC is the asset management arm of the Principal		of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2003.

**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-
grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower.
However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities.
Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares.
However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities.
Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

360 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$975.90	$1,021.27
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$3.88	$3.97

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.78%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$972.00	$1,017.49
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$7.60	$7.78
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.53%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$975.60	$1,021.27
	Expenses Paid During Period*	$3.88	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Investment Grade Bond Fund 361

Russell Investment Company
Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$977.30	$1,022.94
Expenses Paid During Period*	$2.24	$2.29

* Expenses are equal to the Fund's annualized expense ratio of 0.45%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$976.80	$1,022.48
Expenses Paid During Period*	$2.69	$2.75

* Expenses are equal to the Fund's annualized expense ratio of 0.54%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$977.80	$1,023.54
Expenses Paid During Period*	$1.65	$1.68

* Expenses are equal to the Fund's annualized expense ratio of 0.33%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

362 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 85.3%			BNC Mortgage Loan Trust
			Series 2007-2 Class A2
Asset-Backed Securities - 5.7%			0.270% due 05/25/37 (Ê)	67	63
321 Henderson Receivables I LLC			Series 2008-4 Class A3A
Series 2013-3A Class A			0.420% due 11/25/37 (Ê)	326	322
4.080% due 07/15/41 (Å)	485	485
			Brazos Higher Education Authority
Access Group, Inc.			Series 2010-1 Class A2
Series 2004-2 Class A3			1.462% due 02/25/35 (Ê)	1,100	1,092
0.428% due 10/25/24 (Ê)	700	632
			Series 2011-2 Class A3
Accredited Mortgage Loan Trust			1.238% due 10/27/36 (Ê)	725	708
Series 2007-1 Class A4
0.390% due 02/25/37 (Ê)	2,583	1,583	Capital Auto Receivables Asset Trust
			Series 2013-1 Class B
ACE Securities Corp.			1.290% due 04/20/18	1,450	1,434
Series 2005-SD3 Class A
0.570% due 08/25/45 (Ê)	21	20	Carrington Mortgage Loan Trust
			Series 2005-NC3 Class M1
Series 2006-HE4 Class A2A			0.610% due 06/25/35 (Ê)	2,200	2,141
0.230% due 10/25/36 (Ê)	45	15
			Series 2005-NC5 Class A2
Ally Auto Receivables Trust			0.490% due 10/25/35 (Ê)	32	32
Series 2010-1 Class A4
2.300% due 12/15/14	20	20	CCG Receivables Trust
			Series 2013-1 Class A2
Series 2012-SN1 Class A4			1.050% due 08/14/20 (Þ)	1,170	1,171
0.700% due 12/21/15	1,675	1,677
			Centex Home Equity Loan Trust
Ally Master Owner Trust			Series 2003-B Class AF4
Series 2013-1 Class A2			3.735% due 02/25/32	2,253	2,217
1.000% due 02/15/18	3,125	3,125
			Series 2005-D Class M1
AmeriCredit Automobile Receivables			0.600% due 10/25/35 (Ê)	1,560	1,500
Trust
Series 2012-2 Class A2			CFC LLC
0.760% due 10/08/15	1,285	1,285	Series 2013-1A Class A
Series 2012-4 Class A2			1.650% due 07/17/17 (Þ)	987	985
0.490% due 04/08/16	1,005	1,005	Chase Issuance Trust
			Series 2013-A8 Class A8
Ameriquest Mortgage Securities, Inc.			1.010% due 10/15/18	1,775	1,775
Series 2005-R10 Class A2B
0.390% due 01/25/36 (Ê)	230	228	CIT Education Loan Trust
			Series 2007-1 Class A
Argent Securities, Inc.			0.341% due 03/25/42 (Ê)(Þ)	965	883
Series 2005-W2 Class A2B1
0.370% due 10/25/35 (Ê)	802	787	Citigroup Mortgage Loan Trust, Inc.
			Series 2007-AHL3 Class A3A
Asset Backed Funding Certificates			0.230% due 07/25/45 (Ê)	98	75
Series 2005-WMC1 Class M1
0.830% due 06/25/35 (Ê)	1,070	1,051	CountryPlace Manufactured Housing
			Contract Trust
Asset Backed Securities Corp. Home			Series 2005-1 Class A4
Equity Loan Trust			5.200% due 12/15/35 (Þ)	675	730
Series 2006-HE2 Class A1A
0.420% due 03/25/36 (Ê)	1,346	571	Countrywide Asset-Backed Certificates
			Series 2001-BC3 Class A
Bank of America Auto Trust			0.650% due 12/25/31 (Ê)	56	40
Series 2012-1 Class A3
0.780% due 06/15/16	2,315	2,321	Series 2005-4 Class MV1
Bayview Financial Acquisition Trust			0.630% due 10/25/35 (Ê)	177	177
Series 2006-A Class 1A3			Series 2006-6 Class 2A2
5.865% due 02/28/41	410	429	0.350% due 09/25/36 (Ê)	197	190
Bear Stearns Asset Backed Securities			Series 2006-BC1 Class 1A
I Trust			0.370% due 04/25/36 (Ê)	508	442
Series 2005-TC2 Class A3			Series 2006-BC4 Class 2A2
0.540% due 08/25/35 (Ê)	960	946	0.330% due 11/25/36 (Ê)	1,336	1,100
Series 2007-HE5 Class 1A1			Countrywide Home Equity Loan Trust
0.260% due 06/25/47 (Ê)	3	3	Series 2005-A Class 2A
			0.414% due 04/15/35 (Ê)	94	76

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 363

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Credit-Based Asset Servicing and			HSBC Home Equity Loan Trust
Securitization LLC			Series 2005-1 Class A
Series 2004-CB7 Class AF5			0.463% due 01/20/34 (Ê)	244	240
4.585% due 10/25/34	409	432	Series 2006-1 Class A1
Series 2005-CB5 Class AV2			0.333% due 01/20/36 (Ê)	1,001	975
0.430% due 08/25/35 (Ê)	25	25	Hyundai Auto Receivables Trust
DT Auto Owner Trust			Series 2012-B Class A2
Series 2012-2A Class A			0.540% due 01/15/15	659	660
0.910% due 11/16/15 (Þ)	517	517	Lehman ABS Manufactured Housing
Series 2013-1A Class A			Contract Trust
0.750% due 05/16/16 (Þ)	1,250	1,251	Series 2001-B Class A4
Series 2013-2A Class A			5.270% due 04/15/40	588	617
0.810% due 09/15/16 (Þ)	993	993	Long Beach Mortgage Loan Trust
Educational Funding of the South, Inc.			Series 2004-4 Class 1A1
Series 2011-1 Class A2			0.730% due 10/25/34 (Ê)	34	32
0.888% due 04/25/35 (Ê)	750	748	Morgan Stanley ABS Capital I, Inc. Trust
EFS Volunteer No. 3 LLC			Series 2003-NC6 Class M1
Series 2012-1 Class A3			1.370% due 06/25/33 (Ê)	310	300
1.179% due 04/25/33 (Ê)(Þ)	775	759	Series 2003-NC7 Class M1
Enterprise Fleet Financing LLC			1.220% due 06/25/33 (Ê)	265	252
Series 2011-3 Class A2			Series 2007-HE6 Class A1
1.620% due 05/20/17 (Þ)	1,132	1,136	0.230% due 05/25/37 (Ê)	28	16
Exeter Automobile Receivables Trust			New Century Home Equity Loan Trust
Series 2013-1A Class A			Series 2005-2 Class M1
1.290% due 10/16/17 (Þ)	810	809	0.600% due 06/25/35 (Ê)	2,100	2,026
Fannie Mae Grantor Trust			Series 2005-4 Class A2C
Series 2003-T4 Class 1A			0.540% due 09/25/35 (Ê)	2,077	2,040
0.391% due 09/26/33 (Ê)	118	117	Nissan Auto Lease Trust
Series 2003-T4 Class 2A5			0.980% due 05/15/15	4,465	4,473
5.407% due 09/26/33	736	758	Nissan Auto Receivables Owner Trust
Fannie Mae REMICS			Series 2011-A Class A3
Series 1999-56 Class Z			1.180% due 02/16/15	251	252
7.000% due 12/18/29	124	143	North Carolina State Education
Fannie Mae Whole Loan			Assistance Authority
Series 2003-W5 Class A			Series 2011-2 Class A2
0.390% due 04/25/33 (Ê)	57	56	1.038% due 07/25/25 (Ê)	750	750
Series 2003-W9 Class A			NovaStar Mortgage Funding Trust
0.410% due 06/25/33 (Ê)	79	76	Series 2005-1 Class M3
Ford Credit Auto Lease Trust			0.935% due 06/25/35 (Ê)	4,000	3,873
Series 2011-B Class A4			Park Place Securities, Inc.
1.420% due 01/15/15	625	627	Series 2004-MHQ1 Class M1
Series 2012-A Class A3			1.220% due 12/25/34 (Ê)	373	373
0.850% due 01/15/15	3,918	3,924	Series 2004-WCW2 Class M1
GE-WMC Mortgage Securities Trust			0.790% due 10/25/34 (Ê)	1,819	1,817
Series 2006-1 Class A2A			Series 2005-WCH1 Class M2
0.210% due 08/25/36 (Ê)	11	4	0.690% due 01/25/36 (Ê)	1,397	1,389
Government National Mortgage			Series 2005-WCW1 Class A3D
Association			0.510% due 09/25/35 (Ê)	236	235
Series 2010-H12 Class PT			Series 2005-WHQ2 Class A1B
5.470% due 11/20/59	3,917	4,224	0.440% due 05/25/35 (Ê)	1,629	1,611
Honda Auto Receivables			Popular ABS Mortgage Pass-Through
Series 2011-3 Class A3			Trust
0.880% due 09/21/15	847	849	Series 2005-6 Class A3
Honda Auto Receivables Owner Trust			4.652% due 01/25/36	146	128
Series 2010-3 Class A4			Porsche Financial Auto Securitization
0.940% due 12/21/16	2,750	2,752	Trust

See accompanying notes which are an integral part of the financial statements.

364 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-1 Class A3			Series 2010-A Class 2A
0.840% due 01/16/15 (Þ)	78	78	3.424% due 05/16/44 (Ê)(Þ)	3,455	3,635
Prestige Auto Receivables Trust			Series 2013-B Class A2A
Series 2011-1A Class A3			1.850% due 06/17/30 (Þ)	3,835	3,727
1.900% due 08/17/15 (Þ)	93	93	SLM Student Loan Trust
Series 2013-1A Class A2			Series 2005-5 Class A2
1.090% due 02/15/18 (Þ)	1,037	1,039	0.318% due 10/25/21 (Ê)	121	120
RAMP Trust			Series 2006-2 Class A6
Series 2003-RS2 Class AII			0.408% due 01/25/41 (Ê)	950	826
0.850% due 03/25/33 (Ê)	56	49	Series 2006-8 Class A6
Series 2003-RS11 Class AI6A			0.398% due 01/25/41 (Ê)	950	826
5.980% due 12/25/33	185	183	Series 2007-6 Class B
Series 2004-RZ1 Class AI7			1.088% due 04/27/43 (Ê)	160	138
4.030% due 01/25/33	174	180	Series 2008-2 Class B
RASC Trust			1.438% due 01/25/29 (Ê)	160	136
Series 2001-KS1 Class AII			Series 2008-3 Class B
0.640% due 03/25/32 (Ê)	3	3	1.438% due 04/25/29 (Ê)	160	139
Series 2001-KS3 Class AII			Series 2008-4 Class A4
0.630% due 09/25/31 (Ê)	30	29	1.888% due 07/25/22 (Ê)	2,400	2,505
Series 2003-KS4 Class AIIB			Series 2008-4 Class B
0.750% due 06/25/33 (Ê)	104	81	2.088% due 04/25/29 (Ê)	160	143
Series 2005-EMX3 Class M1			Series 2008-5 Class B
0.600% due 09/25/35 (Ê)	348	347	2.088% due 07/25/29 (Ê)	160	155
Series 2005-KS12 Class A2			Series 2008-6 Class B
0.420% due 01/25/36 (Ê)	390	388	2.088% due 07/25/29 (Ê)	160	152
Series 2006-KS3 Class AI4			Series 2008-7 Class B
0.440% due 04/25/36 (Ê)	1,400	1,294	2.088% due 07/25/29 (Ê)	160	153
Renaissance Home Equity Loan Trust			Series 2008-8 Class B
Series 2005-2 Class AF4			2.488% due 10/25/29 (Ê)	160	157
4.934% due 08/25/35	585	565	Series 2008-9 Class B
Series 2006-1 Class AF6			2.488% due 10/25/29 (Ê)	160	162
5.746% due 05/25/36	263	197	Series 2013-4 Class A
Santander Drive Auto Receivables Trust			0.720% due 06/25/27 (Ê)	739	738
5.000% due 11/07/23	670	668	Small Business Administration
Series 2010-A Class A3			Participation Certificates
1.830% due 11/17/14 (Þ)	834	835	Series 2003-20I Class 1
Series 2011-2 Class B			5.130% due 09/01/23	22	24
2.660% due 01/15/16	899	903	Series 2013-20G Class 1
Series 2012-2 Class A2			3.150% due 07/01/33	500	502
0.910% due 05/15/15	323	323	Specialty Underwriting & Residential
Series 2012-2 Class A3			Finance Trust
1.220% due 12/15/15	595	596	Series 2003-BC1 Class A
Series 2012-2 Class B			0.850% due 01/25/34 (Ê)	25	22
2.090% due 08/15/16	1,345	1,358	Structured Asset Securities Corp.
Series 2013-1 Class B			Series 2002-HF1 Class A
1.160% due 01/15/19	1,795	1,800	0.750% due 01/25/33 (Ê)	7	6
Series 2013-2 Class B			Series 2005-WF4 Class A4
1.330% due 03/15/18	1,425	1,424	0.530% due 11/25/35 (Ê)	729	726
Series 2013-3 Class B					104,792
1.190% due 05/15/18	1,745	1,728	Corporate Bonds and Notes - 15.0%
Saxon Asset Securities Trust			Actavis, Inc.
Series 2004-1 Class A			1.875% due 10/01/17	655	653
0.710% due 03/25/35 (Ê)	57	44	Altria Group, Inc.
SLM Private Education Loan Trust			4.000% due 01/31/24	640	642

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 365

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
10.200% due 02/06/39	1,675	2,669	2.125% due 08/15/16	425	440
4.250% due 08/09/42	945	806	Boston Scientific Corp.
American Airlines Class A Pass Through			6.400% due 06/15/16	1,000	1,120
Trust			Burlington Northern and Santa Fe
4.950% due 01/15/23 (Þ)	3,505	3,610	Railway Co. 2005-4 Pass Through
American Electric Power Co., Inc.			Trust
1.650% due 12/15/17	440	435	4.967% due 04/01/23	128	142
American Express Co.			Burlington Northern Santa Fe LLC
1.550% due 05/22/18	1,225	1,207	6.875% due 12/01/27	90	113
American International Group, Inc.			4.375% due 09/01/42	825	757
5.050% due 10/01/15	200	216	Carlyle Holdings II Finance LLC
6.250% due 03/15/37	2,100	2,126	5.625% due 03/30/43 (Þ)	1,455	1,367
Amgen, Inc.			Caterpillar Financial Services Corp.
3.875% due 11/15/21	665	689	1.100% due 05/29/15	570	575
Anadarko Petroleum Corp.			CBS Corp.
6.375% due 09/15/17	1,500	1,754	4.300% due 02/15/21	955	1,001
6.450% due 09/15/36	1,115	1,312	Celgene Corp.
Anheuser-Busch InBev Worldwide, Inc.			3.950% due 10/15/20	745	775
1.375% due 07/15/17	1,935	1,937	Cellco Partnership / Verizon Wireless
7.750% due 01/15/19	1,085	1,374	Capital LLC
			8.500% due 11/15/18	1,175	1,512
5.375% due 01/15/20	910	1,052
			CenterPoint Energy Resources Corp.
AT&T Corp.			6.125% due 11/01/17	125	146
8.000% due 11/15/31	275	376
			Citigroup, Inc.
AT&T, Inc.			2.650% due 03/02/15	1,145	1,171
2.950% due 05/15/16	1,565	1,635
			2.250% due 08/07/15	1,070	1,093
2.625% due 12/01/22	1,895	1,701
			6.000% due 08/15/17	475	546
Bank of America Corp.
4.500% due 04/01/15	100	105	6.125% due 11/21/17	1,980	2,298
4.750% due 08/01/15	920	976	2.500% due 09/26/18	2,025	2,043
1.500% due 10/09/15	1,920	1,937	5.375% due 08/09/20	500	568
6.000% due 09/01/17	55	63	3.500% due 05/15/23	2,405	2,232
2.000% due 01/11/18	2,660	2,652	3.875% due 10/25/23	1,565	1,565
5.700% due 01/24/22	565	649	Comcast Corp.
			6.550% due 07/01/39	1,375	1,696
4.100% due 07/24/23	2,255	2,285
			Commonwealth Edison Co.
Bank of America NA			5.800% due 03/15/18	865	1,010
Series BKNT
0.534% due 06/15/16 (Ê)	1,200	1,179	ConAgra Foods, Inc.
			4.950% due 08/15/20	825	875
5.300% due 03/15/17	400	444	Continental Airlines Pass Through Trust
0.554% due 06/15/17 (Ê)	1,340	1,306	Series 071A
6.100% due 06/15/17	1,900	2,163	5.983% due 04/19/22	2,279	2,472
Bank of New York Mellon Corp. (The)			Series 09-1
Zero coupon due 06/20/17	1,125	1,146	9.000% due 07/08/16	401	455
Series FRN			Coventry Health Care, Inc.
0.825% due 08/01/18 (Ê)	1,030	1,032	5.450% due 06/15/21	1,300	1,460
Bear Stearns Cos. LLC (The)			Crown Castle Towers LLC
5.550% due 01/22/17	1,080	1,204	3.214% due 08/15/15 (Þ)	540	552
7.250% due 02/01/18	425	513	CVS Caremark Corp.
Becton Dickinson and Co.			3.250% due 05/18/15	630	655
3.250% due 11/12/20	590	603	Daimler Finance NA LLC
Berkshire Hathaway Finance Corp.			1.250% due 01/11/16 (Þ)	255	256
1.600% due 05/15/17	700	706	Delta Air Lines Pass Through Trust
3.000% due 05/15/22	1,105	1,085	Series 2010-1 Class A
Boeing Capital Corp.			6.200% due 07/02/18	303	333
			Devon Energy Corp.

See accompanying notes which are an integral part of the financial statements.

366 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.000% due 07/15/21	485	499	4.300% due 03/15/42	445	408
DIRECTV Holdings LLC / DIRECTV			Georgia-Pacific LLC
Financing Co., Inc.			8.875% due 05/15/31	695	980
3.125% due 02/15/16	1,210	1,256	Gerdau Holdings, Inc.
5.000% due 03/01/21	3,490	3,659	Series REGS
Discover Financial Services			7.000% due 01/20/20	1,200	1,315
5.200% due 04/27/22	815	865	Glencore Funding LLC
Dominion Resources, Inc.			1.700% due 05/27/16 (Þ)	1,825	1,818
4.450% due 03/15/21	1,255	1,353	2.500% due 01/15/19 (Þ)	1,300	1,251
Duke Energy Corp.			Goldman Sachs Group, Inc. (The)
3.350% due 04/01/15	540	559	3.300% due 05/03/15	1,260	1,304
Duke Energy Progress, Inc.			6.250% due 09/01/17	1,025	1,186
3.000% due 09/15/21	1,770	1,766	2.900% due 07/19/18	1,175	1,200
EMC Corp.			5.750% due 01/24/22	1,310	1,485
1.875% due 06/01/18	1,060	1,064	6.750% due 10/01/37	1,540	1,682
Energy Transfer Partners, LP			Series GMTN
6.050% due 06/01/41	870	908	7.500% due 02/15/19	784	963
Enterprise Products Operating LLC			GSPA Monetization Trust
5.250% due 01/31/20	1,190	1,338	6.422% due 10/09/29 (Å)	667	662
ERAC USA Finance LLC			Hartford Financial Services Group, Inc.
7.000% due 10/15/37 (Þ)	570	686	5.375% due 03/15/17	460	511
Exelon Corp.			Hawaiian Airlines 2013-1 Class A Pass
4.900% due 06/15/15	1,965	2,082	Through Certificates
Exelon Generation Co. LLC			Series A
Series WI			3.900% due 01/15/26	835	766
5.600% due 06/15/42	655	629	HCP, Inc.
Express Scripts Holding Co.			3.750% due 02/01/16	555	584
3.125% due 05/15/16	830	871	6.300% due 09/15/16	500	565
Farmers Exchange Capital			3.750% due 02/01/19	525	548
7.050% due 07/15/28 (Þ)	1,010	1,236
7.200% due 07/15/48 (Þ)	700	809	2.625% due 02/01/20	1,200	1,160
			Health Care REIT, Inc.
Farmers Exchange Capital II			6.125% due 04/15/20	1,000	1,152
0.010% due 11/01/53 (Þ)	890	907
6.151% due 11/01/53 (Å)	700	713	4.950% due 01/15/21	245	264
Farmers Insurance Exchange			5.250% due 01/15/22	1,065	1,154
8.625% due 05/01/24 (Þ)	610	819	6.500% due 03/15/41	530	591
Ford Motor Credit Co. LLC			Hewlett-Packard Co.
1.700% due 05/09/16	1,000	1,009	3.300% due 12/09/16	2,715	2,834
Freeport-McMoRan Copper & Gold, Inc.			3.750% due 12/01/20	1,375	1,365
3.100% due 03/15/20	1,100	1,061	4.650% due 12/09/21	3,065	3,103
3.875% due 03/15/23	1,535	1,453	Historic TW, Inc.
General Electric Capital Corp.			8.050% due 01/15/16	565	640
1.000% due 01/08/16	1,355	1,361	Home Depot, Inc.
4.375% due 09/16/20	700	762	5.875% due 12/16/36	450	524
5.875% due 01/14/38	1,765	1,992	Hospira, Inc.
Series A			5.800% due 08/12/23	1,465	1,515
7.125% due 06/15/49 (Æ)(ƒ)	1,195	1,333	HSBC USA, Inc.
Series GMTN			2.375% due 02/13/15	860	880
5.625% due 05/01/18	1,270	1,473	2.625% due 09/24/18	1,335	1,371
3.100% due 01/09/23	685	660	Humana, Inc.
			6.450% due 06/01/16	540	605
6.150% due 08/07/37	670	779
			8.150% due 06/15/38	300	401
General Electric Co.
5.250% due 12/06/17	1,245	1,424	Hyundai Capital America
			3.750% due 04/06/16 (Þ)	965	1,012
Georgia Power Co.
			ING US, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 367

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.700% due 07/15/43 (Þ)	530	560	Series GMTN
International Business Machines Corp.			6.400% due 08/28/17	800	930
3.375% due 08/01/23	1,305	1,303	MetLife, Inc.
International Lease Finance Corp.			4.750% due 02/08/21	770	850
5.750% due 05/15/16	100	107	10.750% due 08/01/39	1,430	2,134
6.750% due 09/01/16 (Þ)	300	333	Metropolitan Life Global Funding I
John Deere Capital Corp.			3.875% due 04/11/22 (Þ)	900	928
1.700% due 01/15/20	990	943	Mondelez International, Inc.
JPMorgan Chase & Co.			6.125% due 02/01/18	890	1,033
2.000% due 08/15/17	1,040	1,053	Morgan Stanley
3.200% due 01/25/23	1,135	1,090	0.724% due 10/15/15 (Ê)	440	438
Series GMTN			0.696% due 10/18/16 (Ê)	545	539
1.100% due 10/15/15	2,665	2,672	5.550% due 04/27/17	410	461
JPMorgan Chase Bank NA			6.250% due 08/28/17	490	564
Series BKNT			2.125% due 04/25/18	2,290	2,277
5.875% due 06/13/16	85	95	3.750% due 02/25/23	2,385	2,355
6.000% due 10/01/17	1,800	2,075	Series GMTN
JPMorgan Chase Capital XIII			5.450% due 01/09/17	600	669
Series M			6.625% due 04/01/18	905	1,061
1.198% due 09/30/34 (Ê)	625	488	5.500% due 07/24/20	535	604
JPMorgan Chase Capital XXIII
1.264% due 05/15/47 (Ê)	3,495	2,541	National City Bank
			Series BKNT
KCP&L Greater Missouri Operations Co.			0.628% due 06/07/17 (Ê)	900	886
8.270% due 11/15/21	425	524
			National Rural Utilities Cooperative
Kentucky Utilities Co.			Finance Corp.
5.125% due 11/01/40	555	603	1.900% due 11/01/15	435	447
Kinder Morgan Energy Partners, LP			Nationwide Mutual Insurance Co.
3.500% due 03/01/16	735	774	5.810% due 12/15/24 (Þ)	700	711
Lehman Brothers Holdings Capital Trust			News America, Inc.
VII			6.150% due 02/15/41	1,025	1,157
5.857% due 11/29/49 (ƒ)(Ø)	1,450	—
			8.250% due 10/17/96	65	79
Lehman Brothers Holdings, Inc.
6.500% due 07/19/17(Ø)	390	—	NextEra Energy Capital Holdings, Inc.
			3.625% due 06/15/23	660	633
6.750% due 12/28/17(Ø)	990	—
			Nisource Finance Corp.
Life Technologies Corp.			6.400% due 03/15/18	250	292
6.000% due 03/01/20	1,865	2,136
			Nomura Holdings, Inc.
Lincoln National Corp.			2.000% due 09/13/16	3,240	3,264
4.000% due 09/01/23	1,145	1,160
			Northern States Power Co.
Lorillard Tobacco Co.			3.400% due 08/15/42	440	368
8.125% due 06/23/19	1,505	1,857
			Oncor Electric Delivery Co. LLC
Lowe's Cos., Inc.			6.800% due 09/01/18	1,350	1,622
3.800% due 11/15/21	540	559
			ONEOK Partners, LP
Manufacturers & Traders Trust Co.			3.200% due 09/15/18	725	750
5.585% due 12/28/20	180	186
			Oracle Corp.
Marathon Oil Corp.			1.200% due 10/15/17	890	878
0.900% due 11/01/15	1,190	1,191
			PacifiCorp
Marathon Petroleum Corp.			2.950% due 02/01/22	945	932
3.500% due 03/01/16	490	516
			Panhandle Eastern Pipe Line Co., LP
Series WI			8.125% due 06/01/19	1,725	2,122
6.500% due 03/01/41	1,145	1,298	Petrohawk Energy Corp.
Marriott International, Inc.			7.250% due 08/15/18	865	938
3.000% due 03/01/19	785	798	Pfizer, Inc.
Mattel, Inc.			4.300% due 06/15/43	685	654
2.500% due 11/01/16	1,045	1,080	Precision Castparts Corp.
Merrill Lynch & Co., Inc.

See accompanying notes which are an integral part of the financial statements.

368 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.500% due 01/15/23	685	638	4.875% due 03/15/20	1,570	1,737
Prudential Financial, Inc.			Toyota Motor Credit Corp.
3.875% due 01/14/15	535	555	0.553% due 05/17/16 (Ê)	1,300	1,303
6.200% due 11/15/40	670	792	1.250% due 10/05/17	870	865
Prudential Holdings LLC			3.400% due 09/15/21	1,440	1,462
8.695% due 12/18/23 (Þ)	1,175	1,479	Travelers Cos., Inc. (The)
Public Service Co. of New Mexico			4.600% due 08/01/43	735	746
7.950% due 05/15/18	675	813	Union Pacific Corp.
Quest Diagnostics, Inc.			2.750% due 04/15/23	1,590	1,494
3.200% due 04/01/16	70	73	United Technologies Corp.
Qwest Corp.			1.800% due 06/01/17	1,165	1,188
6.750% due 12/01/21	1,540	1,680	UnitedHealth Group, Inc.
Raytheon Co.			0.850% due 10/15/15	875	878
3.125% due 10/15/20	385	392	6.000% due 06/15/17	4	5
2.500% due 12/15/22	1,190	1,101	1.400% due 10/15/17	590	590
Reynolds American, Inc.			US Bancorp
6.150% due 09/15/43	585	637	2.950% due 07/15/22	860	817
Rock Tenn Co.			Valero Energy Corp.
4.000% due 03/01/23	970	949	9.375% due 03/15/19	385	503
SABMiller Holdings, Inc.			Ventas Realty, LP
2.450% due 01/15/17 (Þ)	1,030	1,064	1.550% due 09/26/16	775	781
4.950% due 01/15/42 (Þ)	1,090	1,114	Ventas Realty, LP / Ventas Capital Corp.
Samsung Electronics America, Inc.			4.000% due 04/30/19	1,250	1,325
1.750% due 04/10/17 (Þ)	1,745	1,766	Verizon Communications, Inc.
Seagate HDD Cayman			2.500% due 09/15/16	200	208
3.750% due 11/15/18	2,130	2,138	1.100% due 11/01/17	490	477
Simon Property Group, LP			2.002% due 09/14/18 (Ê)	200	211
10.350% due 04/01/19	650	893	3.650% due 09/14/18	500	532
SL Green Realty Corp.			5.150% due 09/15/23	7,725	8,381
7.750% due 03/15/20	550	649
			6.400% due 09/15/33	425	481
SLM Corp.
8.450% due 06/15/18	1,000	1,168	4.750% due 11/01/41	880	810
South Carolina Electric & Gas Co.			6.550% due 09/15/43	910	1,056
4.600% due 06/15/43	960	957	Viacom, Inc.
Southern Co. (The)			2.500% due 12/15/16	740	761
2.450% due 09/01/18	1,055	1,074	4.250% due 09/01/23	895	914
Southern Copper Corp.			Wal-Mart Stores, Inc.
6.375% due 07/27/15	435	469	6.500% due 08/15/37	1,400	1,755
St. Jude Medical, Inc.			5.000% due 10/25/40	1,493	1,576
3.250% due 04/15/23	1,105	1,064	WEA Finance LLC / WT Finance Aust
Stone Street Trust			Pty, Ltd.
5.902% due 12/15/15 (Þ)	900	972	6.750% due 09/02/19 (Þ)	120	144
TD Ameritrade Holding Corp.			WellPoint, Inc.
4.150% due 12/01/14	950	986	1.875% due 01/15/18	700	697
Tennessee Gas Pipeline Co. LLC			Wells Fargo & Co.
8.000% due 02/01/16	1,605	1,831	3.625% due 04/15/15	3,710	3,870
Thermo Fisher Scientific, Inc.			4.125% due 08/15/23	2,110	2,110
1.850% due 01/15/18	420	414	5.375% due 11/02/43	920	931
Time Warner Cable, Inc.			Williams Cos., Inc. (The)
3.500% due 02/01/15	975	1,003	7.750% due 06/15/31	526	596
8.250% due 04/01/19	968	1,135	WM Wrigley Jr Co.
5.500% due 09/01/41	755	619	2.400% due 10/21/18 (Å)	1,040	1,051
Time Warner, Inc.			Yum! Brands, Inc.
3.150% due 07/15/15	1,820	1,894	4.250% due 09/15/15	435	462
			ZFS Finance USA Trust II

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 369

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.450% due 12/15/65 (Þ)	2,375	2,541	Cooperatieve Centrale Raiffeisen-
ZFS Finance USA Trust V			Boerenleenbank BA
6.500% due 05/09/37 (Þ)	2,175	2,308	3.950% due 11/09/22	1,482	1,449
		276,998	Corp. Andina de Fomento
International Debt - 6.0%			4.375% due 06/15/22	769	780
			Credit Suisse NY
Abbey National Treasury Services PLC			6.000% due 02/15/18	500	574
3.875% due 11/10/14 (Þ)	1,010	1,040
			Ecopetrol SA
ABN AMRO BANK NV			7.375% due 09/18/43	550	630
1.037% due 10/28/16 (Ê)(Þ)	900	900
			Embotelladora Andina SA
2.500% due 10/30/18 (Þ)	900	901	5.000% due 10/01/23 (Þ)	865	889
Agrium, Inc.			European Investment Bank
4.900% due 06/01/43	1,020	960	Series USD
Alm Loan Funding			1.125% due 04/15/15	825	835
Series 2012-7A Class A1			Fomento Economico Mexicano SAB de
1.662% due 10/19/24 (Å)(Ê)	750	742	CV
America Movil SAB de CV			4.375% due 05/10/43	1,191	1,009
3.125% due 07/16/22	560	527	Glitnir Banki HF
4.375% due 07/16/42	905	770	6.693% due 06/15/16(Ø) (Þ)	700	—
Baidu, Inc.			Government of the Cayman Islands
3.250% due 08/06/18	1,010	1,032	5.950% due 11/24/19 (Þ)	700	784
Banco Santander Brasil SA			Granite Master Issuer PLC
4.500% due 04/06/15 (Þ)	100	104	Series 2006-3 Class A7
4.250% due 01/14/16 (Þ)	500	519	0.373% due 12/20/54 (Ê)	163	160
Banco Santander Chile			HBOS PLC
1.842% due 01/19/16 (Ê)(Þ)	1,000	998	Series GMTN
Bank of Montreal			6.750% due 05/21/18 (Þ)	2,425	2,727
2.850% due 06/09/15 (Þ)	300	311	Hillmark Funding
Barclays Bank PLC			Series 2006-1A Class A1
2.750% due 02/23/15	1,335	1,369	0.513% due 05/21/21 (Ê)(Þ)	1,400	1,362
Barrick Gold Corp.			HSBC Bank PLC
4.100% due 05/01/23	1,890	1,714	3.100% due 05/24/16 (Þ)	1,500	1,579
BBVA Bancomer SA			Hutchison Whampoa International 11,
4.500% due 03/10/16 (Þ)	200	211	Ltd.
6.500% due 03/10/21 (Þ)	400	433	3.500% due 01/13/17 (Þ)	1,190	1,247
BBVA US Senior SAU			Imperial Tobacco Finance PLC
4.664% due 10/09/15	1,425	1,500	2.050% due 02/11/18 (Þ)	3,415	3,374
BHP Billiton Finance USA, Ltd.			Indian Oil Corp., Ltd.
3.850% due 09/30/23	900	914	4.750% due 01/22/15	200	205
5.000% due 09/30/43	1,065	1,094	ING Bank NV
BP Capital Markets PLC			5.800% due 09/25/23 (Þ)	2,675	2,805
2.248% due 11/01/16	895	925	Intesa Sanpaolo SpA
3.245% due 05/06/22	1,175	1,160	3.125% due 01/15/16	2,425	2,473
3.994% due 09/26/23	630	649	IPIC GMTN, Ltd.
			5.500% due 03/01/22 (Þ)	590	655
Canadian Oil Sands, Ltd.
6.000% due 04/01/42 (Þ)	700	732	Itau Unibanco Holding SA
			6.200% due 04/15/20 (Þ)	1,100	1,177
CDP Financial, Inc.
5.600% due 11/25/39 (Þ)	445	512	JPMorgan Chase & Co.
			Series MPLE
Cent CLO, LP			2.920% due 09/19/17 (Þ)	1,940	1,877
Series 2013-19A Class A1A
1.567% due 10/29/25 (Å)(Ê)	923	916	Kaupthing Bank Hf
			7.625% due 02/28/15 (Þ)	1,210	301
CNOOC Finance 2013, Ltd.
3.000% due 05/09/23	1,000	911	7.125% due 05/19/16 (Þ)	1,480	2
Comision Federal de Electricidad			Korea Electric Power Corp.
4.875% due 01/15/24 (Å)	730	740	3.000% due 10/05/15 (Þ)	1,200	1,238

See accompanying notes which are an integral part of the financial statements.

370 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.125% due 04/23/34 (Þ)	155	154	Rio Tinto Finance USA, Ltd.
Korea Hydro & Nuclear Power Co., Ltd.			3.500% due 11/02/20	1,615	1,646
3.125% due 09/16/15 (Þ)	600	619	Rogers Communications, Inc.
LBG Capital No.1 PLC			4.100% due 10/01/23	630	646
8.500% due 12/29/49 (ƒ)(Þ)	200	213	Rosneft Finance SA
Mexico Government International Bond			Series REGS
4.000% due 10/02/23	1,440	1,462	6.625% due 03/20/17	400	441
Motor PLC			7.875% due 03/13/18	1,100	1,277
Series 2012-12A Class A1C			Royal Bank of Scotland Group PLC
1.286% due 02/25/20 (Þ)	1,575	1,575	6.100% due 06/10/23	2,135	2,195
National Australia Bank, Ltd.			Series 1
2.750% due 03/09/17	1,275	1,331	9.118% due 03/31/49 (ƒ)	200	202
Nexen Energy ULC			Saudi Electricity Global Sukuk Co. 2
7.500% due 07/30/39	845	1,091	5.060% due 04/08/43 (Þ)	990	921
Nokia OYJ			Shell International Finance BV
5.375% due 05/15/19	435	449	4.550% due 08/12/43	935	932
Oak Hill Credit Partners			SMART Trust
Series 2013-9A Class A1			Series 2011-2USA Class A3A
1.648% due 10/20/25 (Å)(Ê)	862	862	1.540% due 03/14/15 (Þ)	2,180	2,184
OHA Credit Partners VII, Ltd.			Series 2011-2USA Class A4A
Series 2012-7A Class A			2.310% due 04/14/17 (Þ)	1,545	1,571
1.684% due 11/20/23 (Ê)(Þ)	750	750	Series 2012-4US Class A2A
Petrobras Global Finance BV			0.670% due 06/14/15	81	81
1.884% due 05/20/16 (Ê)	1,300	1,297	Series 2012-1USA Class A4A
4.375% due 05/20/23	975	901	2.010% due 12/14/17 (Þ)	2,900	2,939
Petrobras International Finance Co.			Series 2013-1US Class A4A
3.875% due 01/27/16	1,900	1,964	1.050% due 10/14/18	490	486
5.875% due 03/01/18	2,700	2,919	Suncor Energy, Inc.
5.750% due 01/20/20	1,685	1,780	5.950% due 12/01/34	435	480
Petroleos Mexicanos			6.500% due 06/15/38	510	607
4.875% due 01/24/22	540	562	Sydney Airport Finance Co. Pty, Ltd.
Province of Ontario Canada			3.900% due 03/22/23 (Þ)	946	914
1.100% due 10/25/17	300	298	Telefonaktiebolaget LM Ericsson
3.000% due 07/16/18	100	106	4.125% due 05/15/22	325	323
1.650% due 09/27/19	200	195	Telefonos de Mexico SAB de CV
4.000% due 10/07/19	500	547	5.500% due 01/27/15	865	909
Province of Quebec Canada			Teva Pharmaceutical Finance Co. BV
3.500% due 07/29/20	600	636	Series 2
2.750% due 08/25/21	1,000	983	3.650% due 11/10/21	725	721
Rabobank Nederland			Total Capital SA
11.000% due 06/29/49 (ƒ)(Þ)	1,653	2,174	2.125% due 08/10/18	1,270	1,288
Ras Laffan Liquefied Natural Gas Co.,			4.450% due 06/24/20	785	868
Ltd. II			TransCanada PipeLines, Ltd.
Series REGS			5.000% due 10/16/43	1,250	1,260
5.298% due 09/30/20	213	231	Transocean, Inc.
Ras Laffan Liquefied Natural Gas Co.,			6.375% due 12/15/21	1,355	1,527
Ltd. III			7.350% due 12/15/41	865	1,023
Series REGS			Tyco Electronics Group SA
5.832% due 09/30/16 (Å)	672	716	6.550% due 10/01/17	865	1,002
Red River CLO, Ltd.			Vale Overseas, Ltd.
Series 2006-1A Class A			4.625% due 09/15/20	785	813
0.535% due 07/27/18 (Ê)(Þ)	735	718	Validus Holdings, Ltd.
Rio Tinto Finance USA PLC			8.875% due 01/26/40	735	957
1.375% due 06/17/16	940	946	Vnesheconombank Via VEB Finance
2.250% due 12/14/18	640	642	PLC

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 371

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.375% due 02/13/17 (Þ)	1,100	1,175	Series 2006-2 Class A15
Volkswagen International Finance NV			6.000% due 07/25/46	8	7
1.625% due 03/22/15 (Þ)	1,625	1,645	Series 2006-B Class 1A1
Volvo Treasury AB			2.622% due 10/20/46 (Ê)	72	44
5.950% due 04/01/15 (Þ)	1,085	1,155	Bayview Commercial Asset Trust
Willis Group Holdings PLC			Series 2005-3A Class A1
4.125% due 03/15/16	840	886	0.490% due 11/25/35 (Ê)(Þ)	642	543
		109,911	Bear Stearns Adjustable Rate Mortgage
Mortgage-Backed Securities - 33.9%			Trust
			Series 2002-11 Class 1A1
Alternative Loan Trust			2.563% due 02/25/33 (Ê)	2	2
Series 2007-OA6 Class A1B
0.370% due 06/25/37 (Ê)	407	328	Series 2004-8 Class 2A1
Series 2007-OA7 Class A1A			2.762% due 11/25/34 (Ê)	319	314
0.350% due 05/25/47 (Ê)	423	336	Series 2004-9 Class 22A1
American Home Mortgage Investment			3.176% due 11/25/34 (Ê)	72	73
Trust			Series 2004-10 Class 22A1
Series 2004-4 Class 4A			2.971% due 01/25/35 (Ê)	64	63
2.367% due 02/25/45 (Ê)	103	103	Series 2005-2 Class A1
Banc of America Commercial Mortgage			2.600% due 03/25/35 (Ê)	1,033	1,040
Trust			Series 2005-12 Class 13A1
Series 2006-4 Class A1A			5.380% due 02/25/36 (Ê)	60	55
5.617% due 07/10/46	1,270	1,405	Bear Stearns Alt-A Trust
Banc of America Funding Corp.			Series 2004-13 Class A1
Series 2005-5 Class 1A11			0.910% due 11/25/34 (Ê)	1,336	1,319
5.500% due 09/25/35	276	278	Series 2005-4 Class 23A1
Series 2005-D Class A1			2.658% due 05/25/35 (Ê)	298	277
2.633% due 05/25/35 (Ê)	141	143	Series 2005-7 Class 22A1
Series 2006-G Class 2A3			2.720% due 09/25/35 (Ê)	191	159
0.343% due 07/20/36 (Ê)	602	597	Bear Stearns Commercial Mortgage
Series 2007-E Class 4A1			Securities
2.676% due 07/20/47 (Ê)	410	318	Series 2004-PWR3 Class A4
Banc of America Merrill Lynch			4.715% due 02/11/41	1,773	1,781
Commercial Mortgage, Inc.			Series 2005-T20 Class A4A
Series 2005-2 Class A5			5.140% due 10/12/42	1,200	1,281
4.857% due 07/10/43	290	304	Series 2006-T22 Class A4
Series 2006-3 Class A4			5.579% due 04/12/38	1,115	1,212
5.889% due 07/10/44	1,330	1,458	Bear Stearns Commercial Mortgage
Series 2006-6 Class A4			Securities Trust
5.356% due 10/10/45	1,925	2,093	Series 2005-PWR7 Class A3
Series 2007-1 Class A4			5.116% due 02/11/41	890	928
5.451% due 01/15/49	1,000	1,100	Series 2007-PW15 Class A4
Series 2007-2 Class AAB			5.331% due 02/11/44	1,250	1,373
5.573% due 04/10/49	724	759	Bear Stearns Structured Products, Inc.
Series 2008-1 Class A4			Series 2007-R6 Class 1A1
6.207% due 02/10/51	690	791	2.045% due 01/26/36 (Ê)	313	241
Banc of America Mortgage Securities,			Series 2007-R6 Class 2A1
Inc.			2.492% due 12/26/46 (Ê)	153	91
Series 2004-1 Class 5A1			CD 2006-CD2 Mortgage Trust
6.500% due 09/25/33	11	12	Series 2006-CD2 Class A1B
Series 2004-2 Class 5A1			5.305% due 01/15/46	1,757	1,891
6.500% due 10/25/31	12	12	Citigroup Commercial Mortgage Trust
Series 2004-11 Class 2A1			Series 2004-C1 Class E
5.750% due 01/25/35	163	167	5.432% due 04/15/40	435	442
Series 2005-H Class 2A5			Series 2006-C5 Class A4
2.762% due 09/25/35 (Ê)	453	424	5.431% due 10/15/49	930	1,024

See accompanying notes which are an integral part of the financial statements.

372 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Citigroup Mortgage Loan Trust, Inc.			Series 2003-C5 Class D
Series 2005-3 Class 2A2B			5.116% due 12/15/36	680	681
2.595% due 08/25/35 (Ê)	265	148	Series 2004-C5 Class B
Series 2005-11 Class A2A			4.929% due 11/15/37	1,080	1,106
2.510% due 10/25/35 (Ê)	155	151	Series 2005-9 Class 2A1
Series 2007-AR8 Class 2A1A			5.500% due 10/25/35	563	545
2.755% due 07/25/37 (Ê)	236	196	CW Capital Cobalt, Ltd.
Commercial Mortgage Pass Through			Series 2007-C3 Class A4
Certificates			5.773% due 05/15/46	1,700	1,901
Series 2007-FL14 Class AJ			DBRR Trust
0.354% due 06/15/22 (Ê)(Þ)	2,709	2,686	Series 2011-LC2 Class A4A
Commercial Mortgage Trust			4.537% due 07/12/44 (Þ)	690	743
Series 2001-J2A Class E			Series 2012-EZ1 Class B
6.922% due 07/16/34 (Þ)	670	780	1.393% due 09/25/45 (Þ)	680	677
Series 2006-GG7 Class A4			Deutsche ALT-A Securities, Inc.
5.828% due 07/10/38	658	723	Alternate Loan Trust
Series 2013-CR6 Class A4			Series 2005-AR1 Class 2A3
3.101% due 03/10/46	1,485	1,444	1.809% due 08/25/35 (Ê)	912	695
Series 2013-CR8 Class XA			Downey Savings & Loan Association
Interest Only STRIP			Mortgage Loan Trust
0.773% due 06/10/46	31,899	1,381	Series 2004-AR3 Class 1A1B
Countrywide Asset-Backed Certificates			2.482% due 07/19/44 (Ê)	71	70
Series 2005-IM1 Class A2			Extended Stay America Trust
0.450% due 11/25/35 (Ê)	91	91	Series 2013-ESFL Class A1FL
Countrywide Home Loan Mortgage Pass			0.974% due 12/05/31 (Ê)(Þ)	600	599
Through Trust			Series 2013-ESFL Class CFL
Series 2004-22 Class A3			1.674% due 12/05/31 (Ê)(Þ)	340	330
2.543% due 11/25/34 (Ê)	200	184	Series 2013-ESH7 Class A27
Series 2004-HYB9 Class 1A1			2.958% due 12/05/31 (Þ)	1,100	1,082
2.722% due 02/20/35 (Ê)	426	406	Series 2013-ESH7 Class B7
Series 2005-3 Class 1A2			3.604% due 12/05/31 (Þ)	170	168
0.460% due 04/25/35 (Ê)	706	601	Fannie Mae
Series 2005-HYB9 Class 3A2A			5.500% due 2015	111	117
2.417% due 02/20/36 (Ê)	65	57	6.500% due 2015	—	—
Credit Suisse Commercial Mortgage			7.000% due 2015	—	—
Trust			5.500% due 2016	83	88
Series 2006-C4 Class A3			6.000% due 2016	3	3
5.467% due 09/15/39	634	693	6.500% due 2016	21	21
Series 2007-C1 Class A3			5.000% due 2017	79	84
5.383% due 02/15/40	2,436	2,639	5.500% due 2017	215	227
Series 2007-C3 Class A4			6.000% due 2017	234	245
5.684% due 06/15/39	1,956	2,154	6.500% due 2017	48	51
			7.500% due 2017	—	—
Series 2007-C5 Class A3			8.500% due 2017	1	1
5.694% due 09/15/40	545	554	5.000% due 2018	161	171
Series 2007-C5 Class A4			5.500% due 2018	751	794
5.695% due 09/15/40	1,200	1,340	6.500% due 2018	58	64
Series 2008-C1 Class A2FL			4.000% due 2019	222	236
2.574% due 02/15/41 (Ê)(Þ)	1,814	1,844	5.000% due 2019	365	389
Series 2008-C1 Class A3			6.500% due 2019	33	36
6.036% due 02/15/41	1,570	1,787	2.900% due 2020	1,034	1,062
Credit Suisse First Boston Mortgage			3.375% due 2020	1,418	1,481
Securities Corp.			3.975% due 2020	1,183	1,282
Series 2001-CP4 Class D			4.000% due 2020	126	134
6.610% due 12/15/35	366	366	4.400% due 2020	1,160	1,279
			4.672% due 2020	1,492	1,664
			4.762% due 2020	1,105	1,236

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 373

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.000% due 2020	182	194	6.000% due 2034	425	471
5.500% due 2020	1,351	1,452	6.500% due 2034	229	256
6.500% due 2020	15	17	2.103% due 2035(Ê)	77	81
4.000% due 2021	489	520	2.371% due 2035(Ê)	229	242
4.299% due 2021	1,070	1,167	4.500% due 2035	270	290
5.500% due 2021	594	634	5.000% due 2035	4,001	4,345
2.500% due 2022	2,461	2,532	5.500% due 2035	406	443
4.500% due 2022	148	157	6.000% due 2035	730	809
5.000% due 2022	148	159	5.000% due 2036	848	920
5.500% due 2022	172	186	5.500% due 2036	2,136	2,329
2.545% due 2023	1,534	1,473	6.000% due 2036	725	798
4.500% due 2023	497	529	6.500% due 2036	366	405
5.000% due 2023	356	383	5.000% due 2037	213	231
5.500% due 2023	177	190	5.500% due 2037	1,076	1,172
4.500% due 2024	480	510	6.000% due 2037	1,599	1,750
5.000% due 2024	33	36	6.500% due 2037	237	262
5.500% due 2024	489	516	5.000% due 2038	719	782
8.000% due 2024	31	36	5.500% due 2038	965	1,052
8.500% due 2024	6	6	6.000% due 2038	969	1,061
9.000% due 2024	2	2	6.500% due 2038	340	375
3.500% due 2025	243	257	4.500% due 2039	936	1,002
4.000% due 2025	769	817	5.000% due 2039	102	110
4.500% due 2025	878	933	5.500% due 2039	666	725
7.000% due 2025	5	6	6.500% due 2039	83	91
8.500% due 2025	14	15	4.000% due 2040	822	867
3.000% due 2026	397	412	4.500% due 2040	2,037	2,181
3.500% due 2026	5,369	5,683	5.000% due 2040	1,026	1,118
4.000% due 2026	1,729	1,840	5.500% due 2040	459	503
5.000% due 2026	471	511	6.000% due 2040	749	819
6.000% due 2026	56	62	3.500% due 2041	2,054	2,110
7.000% due 2026	12	13	4.000% due 2041	6,083	6,413
9.000% due 2026	2	3	4.500% due 2041	1,610	1,726
2.500% due 2027	48	49	5.000% due 2041	1,531	1,673
3.000% due 2027	1,305	1,357	5.500% due 2041	611	666
3.500% due 2027	166	176	6.000% due 2041	2,247	2,458
7.000% due 2027	2	2	3.000% due 2042	587	580
9.000% due 2027	1	1	3.500% due 2042	1,082	1,111
2.500% due 2028	3,009	3,043	4.000% due 2042	1,032	1,088
5.000% due 2028	1,199	1,309	3.000% due 2043	3,616	3,574
5.635% due 2028	767	769	3.500% due 2043	5,961	6,127
4.000% due 2030	198	209	4.000% due 2043	1,330	1,402
8.000% due 2030	43	51	1.353% due 2044(Ê)	51	52
8.000% due 2031	43	50	15 Year TBA(Ï)
3.000% due 2032	2,570	2,594	2.500	10,090	10,196
3.500% due 2032	1,938	2,016	3.000	12,355	12,832
6.000% due 2032	69	75	3.500	5,070	5,353
6.150% due 2032(Ê)	339	369
8.000% due 2032	3	3	4.500	1,000	1,062
3.000% due 2033	7,050	7,116	30 Year TBA(Ï)
4.500% due 2033	1,317	1,411	3.000	22,615	22,315
5.000% due 2033	681	742	3.500	38,865	39,861
5.500% due 2033	660	724	4.000	65,620	69,085
6.000% due 2033	56	62	4.500	25,590	27,368
6.150% due 2033(Ê)	257	279	5.000	35,090	38,143
6.500% due 2033	145	169
4.500% due 2034	35	37	5.500	5,940	6,482
5.000% due 2034	345	374	6.000	4,365	4,781
5.500% due 2034	1,357	1,487

See accompanying notes which are an integral part of the financial statements.

374 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-343 Class 6			Series 2004-W12 Class 1A1
Interest Only STRIP			6.000% due 07/25/44	528	601
5.000% due 10/01/33	226	37	Fannie Mae-Aces
Series 2003-345 Class 18			Series 2006-M2 Class A2F
Interest Only STRIP			5.259% due 05/25/20	578	652
4.500% due 12/01/18	346	25	Series 2012-M12 Class 1A
Series 2003-345 Class 19			2.840% due 08/25/22	1,336	1,329
Interest Only STRIP			Series 2012-M15 Class A
4.500% due 01/01/19	378	26	2.657% due 10/25/22	1,554	1,515
Series 2005-365 Class 12			FDIC Guaranteed Notes Trust
Interest Only STRIP			Series 2010-S1 Class 1A
5.500% due 12/01/35	543	77	0.730% due 02/25/48 (Ê)(Þ)	281	281
Series 2006-369 Class 8			FDIC Trust
Interest Only STRIP			Series 2010-R1 Class A
5.500% due 04/01/36	114	17	2.184% due 05/25/50 (Þ)	972	979
Fannie Mae Grantor Trust			Federal Home Loan Bank
Series 2002-T5 Class A1			4.500% due 07/01/41	121	129
0.410% due 05/25/32 (Ê)	350	343	Federal Home Loan Mortgage Corp.
Series 2002-T19 Class A1			Multifamily Structured Pass Through
6.500% due 07/25/42	78	90	Certificates
Fannie Mae REMIC Trust			Series 2011-K014 Class X1
Series 2004-W12 Class 1A3			Interest Only STRIP
7.000% due 07/25/44	1,169	1,376	1.261% due 04/25/21	4,616	347
Fannie Mae REMICS			Series 2011-K702 Class X1
Series 1992-158 Class ZZ			Interest Only STRIP
7.750% due 08/25/22	58	66	1.545% due 02/25/18	5,184	298
Series 2003-32 Class FH			Series 2012-K020 Class A2
0.570% due 11/25/22 (Ê)	10	10	2.373% due 05/25/22	1,510	1,435
Series 2003-35 Class FY			Series 2012-K020 Class X1
0.570% due 05/25/18 (Ê)	196	197	Interest Only STRIP
Series 2005-117 Class LC			1.474% due 05/25/22	7,693	741
5.500% due 11/25/35	894	973	Series 2012-K501 Class X1A
Series 2006-5 Class 3A2			Interest Only STRIP
2.419% due 05/25/35 (Ê)	27	28	1.752% due 08/25/16	19,934	683
Series 2007-30 Class AF			Series 2012-K706 Class X1
0.480% due 04/25/37 (Ê)	198	198	Interest Only STRIP
Series 2007-73 Class A1			1.592% due 10/25/18	8,995	617
0.230% due 07/25/37 (Ê)	172	161	Series 2013-K024 Class X1
Series 2009-70 Class PS			Interest Only STRIP
Interest Only STRIP			0.904% due 09/25/22	8,395	514
6.580% due 01/25/37 (Ê)	4,721	778	Series 2013-K025 Class A1
Series 2009-96 Class DB			1.875% due 04/25/22	502	495
4.000% due 11/25/29	1,251	1,339	Series 2013-KS01 Class A2
Series 2011-127 Class FA			2.522% due 01/25/23	695	664
0.620% due 12/25/41 (Ê)	413	414	Series 2013-KSMC Class A2
Fannie Mae Whole Loan			2.615% due 01/25/23	875	832
Series 2003-W1 Class 1A1			Federal Home Loan Mortgage Corp.
5.981% due 12/25/42	32	36	Structured Pass Through Securities
Series 2003-W2 Class 1A1			Series 2002-51 Class 1A
6.500% due 07/25/42	105	121	6.500% due 09/25/43	1,351	1,564
Series 2004-W2 Class 2A2			Series 2005-63 Class 1A1
7.000% due 02/25/44	540	633	1.353% due 02/25/45 (Ê)	33	34
			FHA Project Citi 68 NP
Series 2004-W2 Class 5AF			7.430% due 06/27/21	28	28
0.520% due 03/25/44 (Ê)	163	157
			Freddie Mac
			6.000% due 2016	32	34

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 375

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
9.000% due 2016	16	17	5.000% due 2040	397	430
6.000% due 2017	83	87	5.500% due 2040	134	145
8.000% due 2017	1	1	6.000% due 2040	90	98
4.500% due 2018	163	172	4.000% due 2041	7,101	7,482
5.000% due 2018	39	42	4.500% due 2041	3,253	3,474
4.500% due 2019	54	57	5.000% due 2041	1,298	1,408
5.000% due 2019	113	120	3.000% due 2042	1,568	1,541
5.500% due 2019	161	174	3.500% due 2042	691	707
6.000% due 2022	7	8	4.000% due 2042	1,440	1,512
5.500% due 2024	195	212	4.500% due 2042	612	654
9.000% due 2024	4	4	3.000% due 2043	1,533	1,508
3.500% due 2025	2,132	2,248	3.500% due 2043	2,706	2,773
6.500% due 2025	4	5	30 Year TBA(Ï)
8.000% due 2025	6	7	3.000%	5,155	5,063
9.000% due 2025	5	5	3.500%	4,700	4,804
3.000% due 2026	184	191	4.000%	840	849
9.000% due 2026	1	1
2.482% due 2027(Ê)	11	11	Freddie Mac REMICS
2.500% due 2027	1,324	1,339	Series 1991-1053 Class G
5.000% due 2027	3	3	7.000% due 03/15/21	11	12
6.500% due 2027	—	—	Series 1998-2104 Class ZM
8.500% due 2027	20	24	6.000% due 12/15/28	122	137
5.000% due 2028	254	275	Series 2000-2266 Class F
6.000% due 2028	285	311	0.624% due 11/15/30 (Ê)	3	4
6.500% due 2028	70	79	Series 2002-2533 Class Z
6.500% due 2029	76	85	5.500% due 12/15/32	2,578	2,829
2.533% due 2030(Ê)	4	4	Series 2006-3123 Class HT
6.500% due 2031	95	105	5.000% due 03/15/26	929	1,024
5.500% due 2032	248	271	Series 2006-R006 Class ZA
6.000% due 2032	30	32	6.000% due 04/15/36	2,343	2,575
6.500% due 2032	163	180
7.000% due 2032	132	150	Series 2007-3335 Class BF
7.500% due 2032	19	22	0.324% due 07/15/19 (Ê)	175	175
5.500% due 2033	117	127	Series 2007-3335 Class FT
6.000% due 2033	2	3	0.324% due 08/15/19 (Ê)	248	247
4.500% due 2034	78	83	Series 2009-3569 Class NY
5.000% due 2034	732	794	5.000% due 08/15/39	3,600	4,010
5.500% due 2034	357	389	Series 2010-3653 Class B
6.000% due 2034	48	53	4.500% due 04/15/30	1,545	1,678
6.500% due 2034	44	49	Series 2012-3989 Class BW
5.000% due 2035	536	579	3.500% due 01/15/27	3,180	3,243
5.500% due 2035	493	535	Series 2012-4019 Class JD
6.000% due 2035	110	121	3.000% due 05/15/41	712	732
5.000% due 2036	175	190
5.500% due 2036	361	390	FREMF Mortgage Trust
6.000% due 2036	171	188	Series 2013-K24 Class B
5.000% due 2037	196	211	3.502% due 11/25/45 (Þ)	1,150	1,036
5.500% due 2037	168	181	GE Business Loan Trust
5.775% due 2037(Ê)	956	1,017	Series 2003-2A Class A
6.000% due 2037	327	357	0.544% due 11/15/31 (Ê)(Þ)	1,512	1,451
5.000% due 2038	523	563	GE Capital Commercial Mortgage Corp.
5.500% due 2038	1,825	1,976	Series 2005-C3 Class A7B
6.000% due 2038	1,910	2,083	5.035% due 07/10/45	750	795
4.500% due 2039	524	558	Ginnie Mae I
5.500% due 2039	37	40	8.000% due 2017	2	2
6.000% due 2039	188	205	10.500% due 2020	2	2
4.000% due 2040	1,960	2,069	8.000% due 2022	6	7
4.500% due 2040	1,353	1,444	8.500% due 2022	7	7
			8.500% due 2024	4	4

See accompanying notes which are an integral part of the financial statements.

376 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
8.000% due 2025	12	13	Series 2007-26 Class SD
9.000% due 2025	7	8	Interest Only STRIP
8.000% due 2026	30	35	6.625% due 05/16/37 (Ê)	3,622	609
3.000% due 2027	1,611	1,669	Series 2010-74 Class IO
7.000% due 2029	2	2	Interest Only STRIP
8.000% due 2029	5	5	0.624% due 03/16/50	8,256	278
8.500% due 2029	18	18	Series 2010-116 Class MP
8.000% due 2030	16	17	3.500% due 09/16/40	3,399	3,541
7.000% due 2031	128	151	Series 2010-124 Class C
7.000% due 2032	45	50	3.392% due 03/16/45	525	549
7.000% due 2033	13	13
5.000% due 2039	2,677	2,918	Series 2010-H04 Class BI
5.000% due 2041	75	82	Interest Only STRIP
3.000% due 2042	572	571	1.386% due 04/20/60	4,760	291
3.000% due 2043	722	721	Series 2010-H22 Class JI
3.500% due 2043	270	281	Interest Only STRIP
30 Year TBA(Ï)			2.496% due 11/20/60	7,641	826
3.000%	930	927	Series 2011-1 Class A
Ginnie Mae II			2.239% due 12/16/31	197	198
1.625% due 2027(Ê)	19	20	Series 2011-127 Class IO
1.625% due 2030(Ê)	7	7	Interest Only STRIP
2.000% due 2030(Ê)	46	47	1.365% due 03/16/47	4,150	256
7.500% due 2032	3	3	Series 2011-H02 Class BI
5.500% due 2039	266	292	Interest Only STRIP
3.500% due 2040(Ê)	6,668	7,003	0.408% due 02/20/61	19,445	350
4.000% due 2040(Ê)	1,228	1,297	Series 2012-115 Class A
4.000% due 2041	678	727	2.131% due 04/16/45	441	432
4.500% due 2041	3,640	3,951	Series 2012-115 Class IO
5.500% due 2041	34	37	Interest Only STRIP
3.000% due 2042	280	280	0.433% due 04/16/54	6,549	332
3.500% due 2042	900	936	Series 2012-147 Class AE
4.000% due 2042	2,169	2,324	1.750% due 07/16/47	1,306	1,256
4.500% due 2042	2,510	2,722
3.000% due 2043	722	722	Series 2012-H11 Class CI
3.500% due 2043	1,416	1,473	Interest Only STRIP
5.390% due 2059	693	751	2.898% due 04/20/62	5,096	510
4.700% due 2061	1,311	1,437	Series 2012-H23 Class FI
4.810% due 2061	2,880	3,169	Interest Only STRIP
5.245% due 2061	844	948	0.783% due 10/20/62	6,564	207
4.564% due 2062	2,627	2,912	Series 2013-40 Class IO
4.845% due 2062	397	439	Interest Only STRIP
4.652% due 2063	386	421	1.195% due 06/16/54	5,379	392
4.661% due 2063	151	165	Series 2013-H03 Class HI
4.732% due 2063	273	302	Interest Only STRIP
30 Year TBA(Ï)			2.577% due 12/20/62	4,919	616
3.000%	3,735	3,726	Series 2013-H06 Class HI
3.500%	9,130	9,484	Interest Only STRIP
4.000%	990	1,056	2.937% due 01/20/63	10,432	1,287
4.500%	200	216	Series 2013-H07 Class JL
Government National Mortgage			Interest Only STRIP
Association			2.621% due 03/20/63	10,829	1,335
Series 1999-44 Class ZG			Greenpoint Mortgage Pass-Through
8.000% due 12/20/29	99	118	Certificates
Series 2004-93 Class PC			Series 2003-1 Class A1
5.000% due 04/16/34	2,650	2,794	2.793% due 10/25/33 (Ê)	119	117
Series 2007-12 Class C			GS Mortgage Securities Corp. II
5.278% due 04/16/41	1,095	1,194

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 377

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-GC5 Class A4			LB-UBS Commercial Mortgage Trust
3.707% due 08/10/44	1,210	1,260	Series 2004-C7 Class A1A
Series 2012-GCJ9 Class A3			4.475% due 10/15/29	312	320
2.773% due 11/10/45	925	882	Series 2007-C6 Class A4
GS Mortgage Securities Trust			5.858% due 07/15/40	1,170	1,282
Series 2012-GCJ7 Class XA			Mastr Alternative Loan Trust
Interest Only STRIP			Series 2003-4 Class B1
2.601% due 05/10/45	9,329	1,250	5.860% due 06/25/33	195	192
GSMPS Mortgage Loan Trust			Series 2004-10 Class 5A6
Series 2004-4 Class 1AF			5.750% due 09/25/34	316	321
0.570% due 06/25/34 (Ê)(Þ)	488	426	Merrill Lynch Floating Trust
GSR Mortgage Loan Trust			Series 2008-LAQA Class A2
Series 2005-AR7 Class 6A1			0.712% due 07/09/21 (Ê)(Þ)	3,900	3,849
5.043% due 11/25/35 (Ê)	1,030	1,010	Merrill Lynch Mortgage Investors Trust
HarborView Mortgage Loan Trust			MLMI
Series 2004-4 Class 3A			Series 2005-A10 Class A
1.305% due 06/19/34 (Ê)	62	59	0.380% due 02/25/36 (Ê)	172	156
Series 2005-4 Class 3A1			Merrill Lynch Mortgage Trust
2.751% due 07/19/35 (Ê)	211	181	Series 2005-CIP1 Class AM
Series 2006-3 Class 1A1A			5.107% due 07/12/38	1,315	1,394
2.731% due 06/19/36 (Ê)	2,341	1,584	Series 2008-C1 Class A4
Homestar Mortgage Acceptance Corp.			5.690% due 02/12/51	1,385	1,561
Series 2004-5 Class A1			MLCC Mortgage Investors, Inc.
0.620% due 10/25/34 (Ê)	2,327	2,299	Series 2005-2 Class 3A
Impac CMB Trust			1.170% due 10/25/35 (Ê)	90	88
Series 2004-5 Class 1A1			Series 2005-3 Class 4A
0.890% due 10/25/34 (Ê)	276	273	0.420% due 11/25/35 (Ê)	33	31
IndyMac INDX Mortgage Loan Trust			ML-CFC Commercial Mortgage Trust
Series 2004-AR6 Class 5A1			Series 2007-5 Class A4
2.522% due 10/25/34 (Ê)	1,288	1,247	5.378% due 08/12/48	1,000	1,096
Series 2005-AR15 Class A2			Series 2007-7 Class A4
4.649% due 09/25/35 (Ê)	152	134	5.737% due 06/12/50	1,460	1,630
Irvine Core Office Trust			Series 2007-8 Class ASB
Series 2013-IRV Class A1			5.826% due 08/12/49	603	622
2.068% due 05/15/48 (Þ)	714	698	Morgan Stanley Bank of America Merrill
JPMBB Commercial Mortgage Securities			Lynch Trust
Trust			Series 2013-C7 Class AS
Series 2013-C15 Class A4			3.214% due 02/15/46	740	707
4.096% due 11/15/45	1,030	1,072	Morgan Stanley Capital I, Inc.
JPMorgan Chase Commercial Mortgage			Series 2004-IQ7 Class A4
Securities Trust			5.376% due 06/15/38	247	251
Series 2003-C1 Class D			Series 2005-HQ5 Class A4
5.192% due 01/12/37	190	190	5.168% due 01/14/42	1,125	1,159
Series 2004-LN2 Class B			Series 2006-T21 Class A4
5.137% due 07/15/41	500	512	5.162% due 10/12/52	1,135	1,214
Series 2005-LDP2 Class A3			Series 2006-T23 Class A4
4.697% due 07/15/42	9	9	5.810% due 08/12/41	1,310	1,448
Series 2006-LDP8 Class A3B			Series 2011-C3 Class A4
5.447% due 05/15/45	60	61	4.118% due 07/15/49	235	250
Series 2006-LDP8 Class A4			Morgan Stanley Mortgage Loan Trust
5.399% due 05/15/45	1,055	1,158	Series 2004-6AR Class 1A
Series 2007-CB20 Class ASB			0.620% due 07/25/34 (Ê)	1,656	1,586
5.688% due 02/12/51	832	892	Motel 6 Trust
JPMorgan Mortgage Trust			Series 2012-MTL6 Class A1
Series 2005-A1 Class 6T1			1.500% due 10/05/25 (Þ)	1,062	1,060
3.947% due 02/25/35 (Ê)	60	60

See accompanying notes which are an integral part of the financial statements.

378 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-MTL6 Class A2			Washington Mutual Mortgage Pass-
1.948% due 10/05/25 (Þ)	750	741	Through Certificates
Series 2012-MTL6 Class XA1			Series 2003-AR9 Class 1A7
Interest Only STRIP			2.427% due 09/25/33 (Ê)	57	58
3.005% due 10/05/25 (Þ)	6,760	222	Series 2003-AR10 Class A7
NCUA Guaranteed Notes			2.428% due 10/25/33 (Ê)	513	522
Series 2010-R1 Class 2A			Series 2005-AR13 Class A1A1
1.840% due 10/07/20	4,079	4,113	0.460% due 10/25/45 (Ê)	61	57
NorthStar Mortgage Trust			Series 2007-OA2 Class 2A
Series 2012-1 Class A			0.849% due 01/25/47 (Ê)	263	171
1.385% due 08/25/29 (Ê)(Þ)	519	519	Wells Fargo Mortgage Backed Securities
OBP Depositor LLC Trust			Trust
Series 2010-OBP Class A			Series 2003-17 Class 2A10
4.646% due 07/15/45 (Þ)	910	1,005	5.500% due 01/25/34	644	676
Prime Mortgage Trust			Series 2004-CC Class A1
Series 2004-CL1 Class 1A2			2.616% due 01/25/35 (Ê)	165	165
0.570% due 02/25/34 (Ê)	37	35	Series 2006-2 Class 2A3
Series 2004-CL1 Class 2A2			5.500% due 03/25/36	218	207
0.570% due 02/25/19 (Ê)	1	1	Series 2006-AR2 Class 2A1
RALI Trust			2.633% due 03/25/36	270	270
Series 2005-QA10 Class A41			Series 2006-AR8 Class 1A3
3.568% due 09/25/35 (Ê)	476	364	2.642% due 04/25/36 (Ê)	1,177	1,159
Series 2005-QO3 Class A1			WFRBS Commercial Mortgage Trust
0.570% due 10/25/45 (Ê)	549	403	Series 2011-C5 Class A4
Series 2006-QO7 Class 3A2			3.667% due 11/15/44	1,105	1,142
0.375% due 09/25/46 (Ê)	703	432	Series 2012-C7 Class A2
RREF LLC			3.431% due 06/15/45	1,630	1,641
Series 2013-LT2 Class A			Series 2013-C14 Class XA
2.833% due 05/22/28 (Þ)	432	432	Interest Only STRIP
Salomon Brothers Mortgage Securities			0.938% due 06/15/46	25,324	1,544
VII, Inc.					625,313
Series 2003-UP2 Class A1			Municipal Bonds - 1.4%
7.000% due 12/25/18	38	41
Structured Asset Mortgage Investments			Brazos Higher Education Authority
Series 2005-AR5 Class A2			Revenue Bonds
0.423% due 07/19/35 (Ê)	188	178	0.584% due 12/26/24 (Ê)	338	325
			City of Houston Texas General
Structured Asset Securities Corp.			Obligation Limited
Series 2003-34A Class 5A4			6.290% due 03/01/32	775	896
2.445% due 11/25/33 (Ê)	1,250	1,251
			City of New York New York General
Series 2006-11 Class A1			Obligation Unlimited
2.653% due 10/28/35 (Ê)(Þ)	64	60	6.246% due 06/01/35	600	651
Wachovia Bank Commercial Mortgage			County of Clark Nevada Airport System
Trust			Revenue Bonds
Series 2003-C9 Class B			6.820% due 07/01/45	200	248
5.109% due 12/15/35	290	290	Iowa Tobacco Settlement Authority
Series 2003-C9 Class D			Revenue Bonds
5.209% due 12/15/35	790	790	6.500% due 06/01/23	60	58
Series 2004-C14 Class E			Los Angeles Community College District
5.358% due 08/15/41 (Þ)	530	543	General Obligation Unlimited
Series 2004-C14 Class F			6.750% due 08/01/49	3,900	4,953
5.526% due 08/15/41 (Þ)	400	408	Los Angeles Unified School District
Series 2006-C24 Class A1A			General Obligation Unlimited
5.557% due 03/15/45	2,580	2,803	6.758% due 07/01/34	100	125
Series 2007-WHL8 Class A1			Massachusetts School Building
0.254% due 06/15/20 (Ê)(Þ)	74	73	Authority Revenue Bonds
			5.468% due 06/15/27	5,000	5,507

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 379

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Municipal Electric Authority of Georgia			Series 2005-2 Class A7
Revenue Bonds			0.808% due 12/20/54 (Ê)	GBP	190	301
6.637% due 04/01/57	180	190	Series 2005-4 Class A5
7.055% due 04/01/57	1,410	1,400	0.327% due 12/20/54 (Ê)	EUR	897	1,207
New York City Water & Sewer System			Series 2006-4 Class A7
Revenue Bonds			0.347% due 12/20/54 (Ê)	EUR	353	475
6.491% due 06/15/42	1,700	1,866	Granite Mortgages 04-2 PLC
New York State Dormitory Authority			Series 2004-2 Class 3A
Revenue Bonds			0.838% due 06/20/44 (Ê)	GBP	2,262	3,591
5.000% due 03/15/34	2,000	2,122	HIGHWAY BV
Public Power Generation Agency			Series 2012-1 Class A
Revenue Bonds			1.229% due 03/26/24 (Ê)	EUR	2,653	3,614
7.242% due 01/01/41	300	328	Holmes Master Issuer PLC
San Diego County Regional Airport			Series 2010-1X Class A4
Authority Revenue Bonds			1.727% due 10/15/54 (Ê)	EUR	5,800	8,033
6.628% due 07/01/40	500	547	Hyde Park CDO BV
San Diego Tobacco Settlement Revenue			Series 2006-1A Class A1
Funding Corp. Revenue Bonds			0.569% due 06/14/22 (Ê)(Þ)	EUR	828	1,109
7.125% due 06/01/32	240	204	Italy Buoni Poliennali Del Tesoro
South Carolina Student Loan Corp.			2.500% due 03/01/15	EUR	800	1,107
Revenue Bonds			4.500% due 07/15/15	EUR	1,200	1,714
0.381% due 12/01/20 (Ê)	900	887
			Italy Certificati di Credito del Tesoro
State of California General Obligation			Zero coupon due 06/30/15	EUR	600	796
Unlimited
6.200% due 10/01/19	345	406	Province of Quebec Canada
6.650% due 03/01/22	850	1,019	4.250% due 12/01/21	CAD	1,000	1,040
			Silenus European Loan Conduit NO
7.500% due 04/01/34	100	131	25, Ltd.
7.550% due 04/01/39	325	440	Series 2007-25X Class A
State of Illinois General Obligation			0.376% due 05/15/19 (Ê)	EUR	33	43
Unlimited			Titrisocram
5.665% due 03/01/18	500	544	Series 2012-1 Class A
4.350% due 06/01/18	1,070	1,103	1.099% due 03/25/22 (Ê)	EUR	779	1,062
5.877% due 03/01/19	335	364				34,407
5.100% due 06/01/33	875	792	United States Government Agencies - 2.2%
State of Texas General Obligation			Fannie Mae
Unlimited			0.500% due 01/29/16		3,105	3,106
5.517% due 04/01/39	500	576	5.000% due 05/11/17		200	228
Tobacco Settlement Finance Authority			5.375% due 06/12/17		100	116
Revenue Bonds
7.467% due 06/01/47	450	355	7.125% due 01/15/30		240	336
		26,037	7.250% due 05/15/30		230	327
Non-US Bonds - 1.9%			6.625% due 11/15/30		415	560
Bumper 2 SA			Federal Farm Credit Banks
Series 2011-2 Class A			5.125% due 08/25/16		310	349
1.378% due 02/23/23 (Ê)	2,888	3,944	Federal Home Loan Banks
Chester Asset Receivables Dealings			2.500% due 05/26/15		1,690	1,627
PLC			0.550% due 06/03/16		1,785	1,783
Series 2004-1 Class A			2.875% due 09/11/20		875	905
0.703% due 04/15/16 (Ê)	800	1,282	Federal Home Loan Mortgage Corp.
Fosse Master Issuer PLC			0.600% due 03/28/16		1,560	1,561
Series 2011-1X Class A7			2.500% due 05/27/16		390	409
1.625% due 10/18/54 (Ê)	3,000	4,158	2.000% due 08/25/16		2,815	2,923
Granite Master Issuer PLC			1.000% due 03/08/17		335	337
Series 2005-2 Class A5			1.000% due 06/29/17		1,300	1,300
0.407% due 12/20/54 (Ê)	692	931	1.000% due 09/29/17		400	399

See accompanying notes which are an integral part of the financial statements.

380 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.250% due 08/01/19	100	97	0.375% due 11/15/15	7,710	7,717
1.250% due 10/02/19	1,000	962	0.375% due 01/15/16	7,800	7,802
2.375% due 01/13/22	460	451	0.250% due 04/15/16	3,565	3,550
Series 0001			1.500% due 06/30/16	10,585	10,869
0.550% due 02/27/15	775	775	1.500% due 07/31/16	500	513
Federal National Mortgage Association			1.000% due 08/31/16	6,120	6,197
0.500% due 10/22/15	1,490	1,492	0.875% due 09/15/16	900	908
0.650% due 03/28/16	2,335	2,336	1.000% due 10/31/16	570	577
0.500% due 03/30/16	4,820	4,821	0.875% due 12/31/16	5,000	5,033
2.375% due 04/11/16	215	224	0.875% due 02/28/17	1,990	1,999
0.375% due 07/05/16	4,100	4,078	1.875% due 08/31/17	2,050	2,123
1.125% due 04/27/17	600	605	1.875% due 09/30/17	9,370	9,697
0.875% due 10/26/17	3,700	3,666	0.750% due 12/31/17	100	99
0.875% due 05/21/18	100	98	0.750% due 02/28/18	5,590	5,507
1.875% due 09/18/18	300	305	0.750% due 03/31/18	6,400	6,293
1.625% due 11/27/18	1,120	1,123	0.625% due 04/30/18	10,200	9,964
1.600% due 12/24/20	1,205	1,109	2.625% due 04/30/18	1,705	1,815
6.000% due 04/18/36	95	105	1.000% due 05/31/18	16,000	15,871
Series 1			1.375% due 06/30/18	300	302
0.500% due 09/28/15	570	572	1.375% due 07/31/18	1,500	1,510
Freddie Mac
5.050% due 01/26/15	690	731	1.500% due 08/31/18	8,600	8,697
6.250% due 07/15/32	115	150	1.375% due 09/30/18	23,980	24,076
Tennessee Valley Authority			1.250% due 10/31/18	9,400	9,371
6.150% due 01/15/38	345	432	1.375% due 02/28/19	2,500	2,494
		40,398	1.000% due 08/31/19	15,600	15,069
United States Government Treasuries - 19.2%			1.000% due 09/30/19	13,770	13,279
United States Treasury Inflation Indexed			1.250% due 10/31/19	1,700	1,662
Bonds			1.125% due 03/31/20	2,000	1,919
0.500% due 04/15/15	2,315	2,362	3.125% due 05/15/21	315	339
0.125% due 04/15/16	5,642	5,795	8.125% due 05/15/21	1,490	2,131
0.125% due 04/15/17	8,526	8,815	2.125% due 08/15/21	2,080	2,077
0.125% due 04/15/18	4,897	5,065	1.625% due 08/15/22	5,030	4,725
1.375% due 01/15/20	324	357	1.625% due 11/15/22	1,730	1,615
1.250% due 07/15/20	643	707	1.750% due 05/15/23	7,105	6,636
1.125% due 01/15/21	107	116	2.500% due 08/15/23	14,639	14,584
0.625% due 07/15/21	311	325	6.000% due 02/15/26	1,020	1,357
0.125% due 01/15/22	207	205	6.500% due 11/15/26	480	668
0.125% due 07/15/22	2,034	2,013	Zero coupon due 11/15/27	2,200	1,392
0.125% due 01/15/23	203	198	6.125% due 11/15/27	2,720	3,695
2.375% due 01/15/25	10,546	12,623	5.500% due 08/15/28	1,600	2,062
2.000% due 01/15/26	707	818	5.375% due 02/15/31	4,620	5,939
2.375% due 01/15/27	8,466	10,207	4.500% due 02/15/36	380	444
1.750% due 01/15/28	6,363	7,151	4.375% due 02/15/38	2,200	2,518
2.500% due 01/15/29	1,961	2,420	3.500% due 02/15/39	2,150	2,134
2.125% due 02/15/41	2,830	3,380	4.375% due 05/15/40	1,095	1,253
United States Treasury Notes			3.875% due 08/15/40	2,275	2,398
0.250% due 01/15/15	12,680	12,691	3.125% due 11/15/41	1,770	1,615
4.000% due 02/15/15	170	178	2.750% due 08/15/42	10,520	8,824
0.375% due 06/15/15	18,705	18,744	2.875% due 05/15/43	14,005	12,016
0.250% due 09/30/15	6,180	6,174			353,679

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 381

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
			Citigroup, Inc.
Total Long-Term Investments			6.375% due 08/12/14	350	366
(cost $1,559,310)		1,571,535	5.000% due 09/15/14	1,500	1,552
Preferred Stocks - 0.1%			5.500% due 10/15/14	655	684
Financial Services - 0.1%			Credit Suisse NY
DG Funding Trust(Å)	392	2,776	5.500% due 05/01/14	500	513
			Daimler Finance NA LLC
			1.024% due 04/10/14 (Ê)(Þ)	400	401
Total Preferred Stocks			Dexia Credit Local SA NY
(cost $4,150)		2,776	0.717% due 04/29/14 (Ê)(Þ)	1,700	1,701

Options Purchased - 0.0%			Direct Capital Funding IV LLC
			Series 2013-2 Class A1
(Number of Contracts)			0.700% due 09/20/14 (Þ)	1,886	1,890
Swaptions			Electricite de France SA
(Fund Receives/Fund Pays)			5.500% due 01/26/14 (Å)	400	404
USD 0.450%/USD Three Month LIBOR			Enterprise Fleet Financing LLC
Mar 2018 0.00 Put (2)	4,370(ÿ)	378	Series 2013-1 Class A1
USD 0.450%/USD Three Month LIBOR			0.260% due 03/20/14 (Þ)	452	452
Apr 2018 0.00 Put (1)	2,810(ÿ)	245
			Enterprise Products Operating LLC
Total Options Purchased			Series O
(cost $490)		623	9.750% due 01/31/14	830	848
			Fannie Mae
Short-Term Investments - 26.5%			5.500% due 12/01/13	—	—
Abbey National Treasury Services PLC			Federal Farm Credit Banks
2.875% due 04/25/14	775	783	0.140% due 09/19/14 (Ê)	2,010	2,009
Ally Auto Receivables Trust			Federal Home Loan Bank Discount Note
Series 2013-SN1 Class A1			Zero coupon due 01/03/14 (~)	10,300	10,299
0.240% due 06/20/14	558	558	Zero coupon due 11/29/13 (ç)(~)	2,300	2,300
Altria Group, Inc.			Zero coupon due 12/27/13 (ç)(~)	3,100	3,100
8.500% due 11/10/13	220	220	Zero coupon due 02/19/14 (~)	7,600	7,599
American International Group, Inc.			First Investors Auto Owner Trust
3.750% due 11/30/13 (Þ)	200	200	Series 2013-2A Class A1
AmeriCredit Automobile Receivables			0.340% due 06/16/14 (Þ)	223	223
Trust			Gazprom OAO Via White Nights
Series 2013-3 Class A1			Finance BV
0.250% due 06/09/14	293	293	Series REGS
ARI Fleet Lease Trust			10.500% due 03/25/14	200	207
Series 2013-A Class A1			GE Equipment Transportation LLC
0.260% due 04/15/14 (Þ)	369	369	Series 2013-1 Class A1
AT&T, Inc.			0.260% due 03/24/14	267	267
5.100% due 09/15/14	240	249	General Electric Capital Corp.
Banco Santander Brasil SA			Series EMTN
2.352% due 03/18/14 (Ê)(Þ)	900	900	0.394% due 03/20/14 (Ê)	800	800
Banque PSA Finance SA			Series MTNA
Series 144a			0.514% due 09/15/14 (Ê)	880	882
2.144% due 04/04/14 (Å)(Ê)	700	698	Honda Auto Receivables Owner Trust
BNP Paribas SA			Series 2013-2 Class A1
Series BKNT			0.240% due 05/16/14	1,221	1,221
1.144% due 01/10/14 (Ê)	1,200	1,202	Series 2013-3 Class A1
BP Capital Markets PLC			0.220% due 08/15/14	4,034	4,034
5.250% due 11/07/13	650	650	International Lease Finance Corp.
Cameron International Corp.			6.500% due 09/01/14 (Þ)	1,700	1,770
1.191% due 06/02/14 (Ê)	400	401	Intesa Sanpaolo SpA
Carmax Auto Owner Trust			2.662% due 02/24/14 (Ê)(Þ)	700	703
Series 2013-2 Class A1			Italy Buoni Ordinari del Tesoro BOT
0.210% due 05/15/14	609	609

See accompanying notes which are an integral part of the financial statements.

382 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Zero coupon due 02/28/14	EUR	200	271	2.000% due 07/15/14	6,526	6,674
Zero coupon due 07/14/14	EUR	900	1,216	United States Treasury Notes
Zero coupon due 08/14/14	EUR	1,400	1,890	0.500% due 08/15/14	26,000	26,075
Zero coupon due 09/12/14	EUR	2,900	3,912	Verizon Communications, Inc.
Zero coupon due 10/14/14	EUR	1,700	2,291	Series FRN
				0.858% due 03/28/14 (Ê)	500	501
Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/14	EUR	400	552	Volkswagen Auto Lease Trust
				Series 2013-A Class A1
JPMorgan Chase & Co.				0.230% due 08/15/14	1,634	1,634
5.375% due 01/15/14		475	480
				Volvo Financial Equipment LLC Series
Kinder Morgan Energy Partners, LP				Series 2013-1A Class A1
5.000% due 12/15/13		115	116	0.260% due 04/15/14 (Þ)	758	758
Kommunalbanken AS				Westlake Automobile Receivables Trust
0.230% due 08/28/14 (Ê)(Þ)		1,560	1,560	Series 2013-1A Class A1
Mercedes-Benz Auto Lease Trust				0.550% due 10/15/14 (Þ)	4,292	4,292
Series 2013-A Class A1
0.270% due 05/15/14		1,525	1,526	Total Short-Term Investments
Metropolitan Life Global Funding I				(cost $487,712)		488,039
5.125% due 06/10/14 (Þ)		300	308	Repurchase Agreements - 1.1%
Mexico Cetes				Agreement with Citigroup and State
Series BI				Street Bank (Tri-Party) of $19,600
Zero coupon due 01/23/14	MXN	2,000	15	dated October 31, 2013 at 0.130%
Zero coupon due 02/06/14	MXN	6,000	46	to be repurchased at $19,600 on
Morgan Stanley				November 1, 2013 collateralized by:
Series GMTN				$19,830 par various United States
6.000% due 05/13/14		680	699	Treasury Obligations, valued at
National Australia Bank, Ltd.				19,985	19,600	19,600

0.966% due 04/11/14 (Ê)(Þ)		2,100	2,106	Total Repurchase Agreements
RBS Holdings USA, Inc.
0.366% due 01/22/14 (~)		3,035	3,034	(cost $19,600)		19,600
Russell U.S. Cash Management Fund		365,606,790(8)	365,607	Total Investments 113.0%
SMART Trust				(identified cost $2,071,262)		2,082,573
Series 2011-1USA Class A3A
1.770% due 10/14/14 (Þ)		73	73	Other Assets and Liabilities,
Series 2012-1USA Class A2A				- (13.0%)		(239,751)
1.040% due 09/14/14 (Þ)		219	219
Series 2013-2US Class A1				Net Assets - 100.0%		1,842,822
0.260% due 05/14/14		1,069	1,069
Spain Government Bond
4.750% due 07/30/14	EUR	1,700	2,375
Spain Letras del Tesoro
Zero coupon due 03/14/14	EUR	300	406
Zero coupon due 06/20/14	EUR	1,000	1,352
Zero coupon due 09/19/14	EUR	500	675
Timken Co.
6.000% due 09/15/14		760	794
Toyota Auto Receivables Owner Trust
Series 2011-A Class A3
0.980% due 10/15/14		55	55
United States Treasury Bills
Zero coupon due 12/05/13 (ç)(~)		60	60
0.035% due 01/30/14 (~)		423	423
0.010% due 10/16/14 (~)		536	535
United States Treasury Inflation Indexed
Bonds
1.250% due 04/15/14		3,067	3,083

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 383

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or Shares	$	$	$
0.6%
321 Henderson Receivables I LLC	10/10/13	485,000	99.92	485	485
Alm Loan Funding	10/04/12	750,000	100.00	750	742
Banque PSA Finance SA	03/28/11	700,000	100.00	700	698
Cent CLO, LP	10/03/13	922,940	99.22	916	916
Comision Federal de Electricidad	10/17/13	730,000	99.43	726	740
DG Funding Trust	11/04/03	392	10,587.26	4,150	2,776
Electricite de France SA	01/21/09	400,000	99.98	400	404
Farmers Exchange Capital II	10/29/13	700,000	100.00	700	713
GSPA Monetization Trust	10/01/10	666,539	100.91	673	662
Oak Hill Credit Partners	10/01/13	862,372	99.90	861	862
Ras Laffan Liquefied Natural Gas Co., Ltd. III	08/04/05	672,100	103.08	693	716
WM Wrigley Jr Co.	07/08/10	1,040,000	99.81	1,038	1,051
					10,765
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$

Long Positions
90 Day Eurodollar Futures (CME)	5	USD	1,225	12/16	10
90 Day Eurodollar Futures (CME)	3	USD	733	03/17	6
90 Day Eurodollar Futures (CME)	5	USD	1,219	06/17	10
Eurodollar Futures (CME)	110	USD	27,379	12/14	23
Eurodollar Futures (CME)	271	USD	67,306	06/15	257
Eurodollar Futures (CME)	165	USD	40,920	09/15	63
Eurodollar Futures (CME)	515	USD	127,482	12/15	24
Eurodollar Futures (CME)	143	USD	35,318	03/16	—
Eurodollar Futures (CME)	5	USD	1,232	06/16	1
Eurodollar Futures (CME)	28	USD	6,879	09/16	52
United States Treasury 30 Year Bond Futures	158	USD	21,300	12/13	239
United States Treasury 2 Year Note Futures	132	USD	29,096	12/13	56
United States Treasury 5 Year Note Futures	434	USD	52,812	12/13	816
United States Treasury 10 Year Note Futures	412	USD	52,472	12/13	707
United States Treasury Ultra Long-Term Bond Futures	18	USD	2,594	12/13	66
Short Positions
Eurodollar Futures (CME)	110	USD	27,229	12/15	(54)
United States Treasury 30 Year Bond Futures	2	USD	270	12/13	(7)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					2,269

See accompanying notes which are an integral part of the financial statements.

384 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Eurodollar Futures CME	Put	30	97.38	USD	75	03/14/14	(11)
Inflationary Floor Options	Call	1	0.00	USD	1,930	11/23/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	1,600	03/12/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	1,000	04/07/20	(1)
Inflationary Floor Options	Put	1	0.00	USD	1,000	09/29/20	—
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.400%	Call	3	0.00		3,100	03/12/14	(5)
USD Three Month LIBOR/USD 0.650%	Call	1	0.00		600	12/18/13	(1)
USD Three Month LIBOR/USD 1.300%	Call	1	0.00		4,200	01/27/14	(4)
USD Three Month LIBOR/USD 1.400%	Call	1	0.00		20,400	01/27/14	(44)
USD Three Month LIBOR/USD 2.400%	Call	1	0.00		1,000	03/17/14	(3)
USD Three Month LIBOR/USD 2.500%	Call	1	0.00		800	01/27/14	(3)
USD 0.400%/USD Three Month LIBOR	Put	3	0.00		3,100	03/12/14	(2)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		600	12/18/13	—
USD 1.100%/USD Three Month LIBOR	Put	1	0.00		500	12/18/13	—
USD 1.800%/USD Three Month LIBOR	Put	1	0.00		4,200	01/27/14	(14)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		20,400	01/27/14	(35)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		23,000	03/31/14	(26)
USD 2.900%/USD Three Month LIBOR	Put	1	0.00		1,000	03/17/14	(16)
USD 3.500%/USD Three Month LIBOR	Put	1	0.00		800	01/27/14	(1)

United States Treasury 10 Year Note Futures	Call	5	128.00	USD	5	11/22/13	(2)
United States Treasury 10 Year Note Futures	Put	5	124.00	USD	5	11/22/13	—
Total Liability for Options Written (premiums received $369)							(172)

Transactions in options written contracts for the period ended October 31, 2013 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2012				23	$ 384
Opened				231	862
Closed				(96)	(531)
Expired				(96)	(346)
Outstanding October 31, 2013				62	$ 369

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty			Sold	Bought		Settlement Date	$
Bank of America		USD	514	EUR	381	11/04/13	3
Bank of America		USD	5,846	EUR	4,303	11/08/13	(4
Bank of America		USD	6,136	NZD	7,327	11/08/13	(86
Bank of America		USD	800	SEK	5,101	11/08/13	(13
Bank of America		AUD	4,695	GBP	2,809	11/08/13	68
Bank of America		AUD	3,756	USD	3,528	11/08/13	(21
Bank of America		CAD	3,362	USD	3,266	11/08/13	42
Bank of America		EUR	6,440	CAD	9,264	11/08/13	139
Bank of America		EUR	3,143	GBP	2,691	11/08/13	48
Bank of America		JPY	32,924	USD	336	11/18/13	1
Bank of America		NOK	8,321	GBP	880	11/08/13	13
Bank of America		NZD	6,722	AUD	5,883	11/08/13	8
Barclays		USD	45,278	EUR	32,870	11/04/13	(650
Barclays		USD	387	EUR	281	12/03/13	(5
Barclays		USD	5,783	GBP	3,561	11/08/13	(73

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 385

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Barclays	USD	4,015	NZD	4,833	11/08/13	(2)4
Barclays	EUR	1,958	JPY	258,519	11/08/13	(29)
Barclays	EUR	32,870	USD	45,282	12/03/13	649
BNP Paribas	MXN	594	USD	46	02/06/14	1
Citigroup	USD	390	CAD	403	12/23/13	(4)
Citigroup	USD	500	CAD	517	12/23/13	(4)
Citigroup	USD	4,494	GBP	2,766	11/08/13	(59)
Citigroup	USD	2,206	JPY	213,946	11/08/13	(30)
Citigroup	AUD	4,763	USD	4,584	11/08/13	83
Citigroup	CAD	4,528	GBP	2,696	11/08/13	(20)
Citigroup	CAD	4,079	USD	3,977	12/23/13	70
Citigroup	EUR	4,840	GBP	4,116	11/08/13	27
Citigroup	GBP	7,937	EUR	9,377	11/08/13	5
Citigroup	NZD	12,851	AUD	11,246	11/08/13	14
Credit Suisse	USD	1,905	BRL	4,423	11/04/13	70
Credit Suisse	USD	23	BRL	50	12/03/13	(1)
Credit Suisse	USD	1,349	EUR	992	11/08/13	(2)
Credit Suisse	USD	1,425	NOK	8,497	11/08/13	2
Credit Suisse	AUD	309	USD	291	11/08/13	(1)
Credit Suisse	AUD	2,651	USD	2,557	11/08/13	53
Credit Suisse	BRL	50	USD	23	11/04/13	1
Credit Suisse	BRL	4,373	USD	1,985	11/04/13	33
Credit Suisse	EUR	77	USD	104	11/04/13	(1)
Credit Suisse	GBP	1,916	USD	3,078	11/08/13	6
Credit Suisse	JPY	70,021	USD	721	11/08/13	9
Credit Suisse	NOK	6,158	USD	1,027	11/08/13	(7)
Credit Suisse	NOK	7,790	USD	1,310	11/08/13	2
Deutsche Bank	USD	7,642	EUR	5,627	11/08/13	(2)
Deutsche Bank	USD	6,428	NZD	7,675	11/08/13	(89)
Deutsche Bank	AUD	4,519	USD	4,259	11/08/13	(11)
Deutsche Bank	CAD	4,370	EUR	3,106	11/08/13	27
Deutsche Bank	EUR	5,361	NOK	42,960	11/08/13	(64)
Deutsche Bank	EUR	2,206	SEK	19,453	11/08/13	7
Deutsche Bank	GBP	5,242	EUR	6,205	11/08/13	20
Deutsche Bank	NOK	17,521	USD	2,948	11/08/13	5
Deutsche Bank	NOK	21,342	USD	3,559	11/08/13	(26)
Deutsche Bank	NZD	9,986	AUD	8,737	11/08/13	10
Deutsche Bank	SEK	38,005	NOK	35,126	11/08/13	35
Goldman Sachs	USD	676	CAD	700	12/23/13	(6)
Goldman Sachs	USD	3,794	EUR	2,797	11/08/13	3
Goldman Sachs	USD	2,601	NZD	3,128	11/08/13	(18)
Goldman Sachs	USD	3,041	NZD	3,603	11/08/13	(66)
Goldman Sachs	AUD	1,350	USD	1,303	11/08/13	27
Goldman Sachs	EUR	23,482	USD	31,779	11/04/13	(103)
Goldman Sachs	GBP	3,386	USD	5,440	11/08/13	11
Goldman Sachs	GBP	6,186	USD	9,940	11/08/13	22
Goldman Sachs	JPY	592,932	USD	6,000	11/08/13	(30)
Goldman Sachs	SEK	20,944	EUR	2,388	11/08/13	11
HSBC	USD	529	CAD	547	12/23/13	(4)
HSBC	USD	683	CAD	710	12/23/13	(3)
JPMorgan Chase	USD	540	GBP	337	12/12/13	—
JPMorgan Chase	AUD	6,349	USD	6,131	11/08/13	133
JPMorgan Chase	CAD	3,998	USD	3,882	11/08/13	48
JPMorgan Chase	EUR	5,212	NOK	41,768	11/08/13	(61)
JPMorgan Chase	EUR	4,139	SEK	36,470	11/08/13	8
JPMorgan Chase	EUR	1,209	USD	1,653	11/04/13	12
JPMorgan Chase	EUR	1,929	USD	2,601	11/04/13	(18)
JPMorgan Chase	EUR	3,161	USD	4,263	11/04/13	(29)

See accompanying notes which are an integral part of the financial statements.

386 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
JPMorgan Chase		EUR	1,493	USD	2,059	12/03/13	32
JPMorgan Chase		GBP	2,826	USD	4,544	11/08/13	12
JPMorgan Chase		JPY	658,856	USD	6,668	11/08/13	(33)
JPMorgan Chase		MXN	377	USD	28	12/17/13	—
JPMorgan Chase		MXN	198	USD	15	01/23/14	—
Morgan Stanley		USD	1,985	BRL	4,373	11/04/13	(33)
Morgan Stanley		BRL	22	USD	10	11/04/13	—
Morgan Stanley		BRL	151	USD	69	11/04/13	2
Morgan Stanley		BRL	4,200	USD	1,839	11/04/13	(36)
Royal Bank of Canada		USD	4,241	CAD	4,369	11/08/13	(51)
Royal Bank of Canada		USD	2,486	NZD	2,991	11/08/13	(16)
Royal Bank of Canada		USD	4,428	NZD	5,241	11/08/13	(101)
Royal Bank of Canada		AUD	1,051	USD	987	11/08/13	(7)
Royal Bank of Canada		CAD	6,080	USD	5,843	11/08/13	13
Royal Bank of Canada		GBP	5,235	USD	8,412	11/08/13	19
Royal Bank of Scotland		USD	536	EUR	396	11/04/13	1
Royal Bank of Scotland		USD	8,376	GBP	5,156	11/08/13	(109)
Royal Bank of Scotland		USD	2,335	JPY	226,456	11/08/13	(32)
Royal Bank of Scotland		EUR	3,119	JPY	411,374	11/08/13	(51)
Royal Bank of Scotland		EUR	5,212	NOK	41,766	11/08/13	(62)
Royal Bank of Scotland		GBP	3,557	USD	5,556	12/12/13	(146)
Royal Bank of Scotland		SEK	36,317	EUR	4,141	11/08/13	19
Royal Bank of Scotland		SEK	21,392	NOK	19,780	11/08/13	21
UBS		USD	1,558	EUR	1,138	11/04/13	(13)
UBS		USD	2,796	GBP	1,722	11/08/13	(35)
UBS		USD	3,096	NZD	3,698	11/08/13	(43)
UBS		USD	75	SEK	477	11/08/13	(1)
UBS		AUD	1,693	USD	1,633	11/08/13	33
UBS		AUD	2,553	USD	2,462	11/08/13	49
UBS		CAD	2,057	USD	1,997	11/08/13	25
UBS		CAD	3,415	USD	3,283	11/08/13	8
UBS		EUR	4,690	GBP	3,989	11/08/13	28
UBS		EUR	1,600	JPY	211,027	11/08/13	(26)
UBS		EUR	4,927	USD	6,645	11/04/13	(46)
UBS		EUR	9,945	USD	13,499	11/08/13	(4)
UBS		GBP	3,213	USD	5,164	11/08/13	13
UBS		NZD	8,937	AUD	7,823	11/08/13	12
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(396)

Index Swap Contracts
Amounts in thousands
							Fair
Fund Receives		Notional				Termination	Value
Underlying Security	Counterparty	Amount			Terms	Date	$
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Bank of America	USD	70,688	0.120		03/01/14	(16)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	9,961	0.120		03/01/14	(2)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	19,821	0.120		03/01/14	(4)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	10,199	0.130		09/01/14	(4)
				1 Month LIBOR plus
Barclays US Aggregate Total Return	Barclays	USD	40,323	0.080		10/01/14	(7)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)							(33)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 387

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Index Swap Contracts
Amounts in thousands
Fair
Fund Receives		Notional		Termination	Value
Underlying Security	Counterparty	Amount	Terms	Date	$

Interest Rate Swaps

Amounts in thousands
						Fair
					Termination	Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Bank of America	BRL	400	8.860%	Brazil Interbank Deposit Rate	01/02/17	(7)
Bank of America	MXN	600	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(3)
Barclays	MXN	28,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	66
Barclays	MXN	9,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	15
Barclays	MXN	300	5.750%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(1)
Barclays	MXN	600	6.000%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(2)
Barclays	USD	3,420	3.145%	Three Month LIBOR	03/15/26	(155)
Barclays	USD	695	Three Month LIBOR	2.481%	11/15/27	62
Barclays	USD	695	Three Month LIBOR	2.417%	11/15/27	68
Barclays	USD	1,900	Three Month LIBOR	2.750%	06/19/43	296
Barclays	USD	1,530	Three Month LIBOR	3.490%	03/15/46	143
BNP Paribas	MXN	300	5.750%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(1)
Citigroup	USD	800	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(6)
Citigroup	USD	1,390	Three Month LIBOR	2.714%	08/15/42	216
Citigroup	USD	2,600	Three Month LIBOR	2.750%	06/19/43	405
Credit Suisse	USD	8,900	Three Month LIBOR	2.750%	06/19/43	1,385
Deutsche Bank	MXN	600	5.750%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(2)
Deutsche Bank	USD	1,500	Three Month LIBOR	2.750%	06/19/43	233
Goldman Sachs	USD	24,600	1.500%	Three Month LIBOR	03/18/16	177
Goldman Sachs	BRL	200	9.095%	Brazil Interbank Deposit Rate	01/02/17	(4)
Goldman Sachs	USD	500	3.000%	Three Month LIBOR	09/21/17	4
Goldman Sachs	USD	800	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(6)
Goldman Sachs	MXN	600	5.750%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(2)
Goldman Sachs	USD	3,820	2.804%	Three Month LIBOR	04/09/26	(290)
Goldman Sachs	USD	2,800	Three Month LIBOR	2.750%	06/19/43	436
Goldman Sachs	USD	1,720	Three Month LIBOR	3.125%	04/09/46	272
HSBC	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	4
HSBC	BRL	400	8.950%	Brazil Interbank Deposit Rate	01/02/17	(8)
HSBC	MXN	1,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	2
HSBC	MXN	700	5.750%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(3)
JPMorgan Chase	MXN	1,000	6.000%	Mexico Interbank 28 Day Deposit Rate	06/05/23	(3)
Morgan Stanley	USD	7,900	1.500%	Three Month LIBOR	03/18/16	57
Morgan Stanley	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	4
Morgan Stanley	MXN	46,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	77
Morgan Stanley	USD	5,500	3.000%	Three Month LIBOR	09/21/17	49
Morgan Stanley	MXN	1,500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	2
Morgan Stanley	MXN	2,100	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(10)
Morgan Stanley	USD	3,500	Three Month LIBOR	3.500%	12/18/43	84
UBS	BRL	200	8.900%	Brazil Interbank Deposit Rate	01/02/17	(4)
Total Fair Value on Open Interest Rate Swap
Contracts Premiums Paid (Received) - $1,553 (å)						3,550

See accompanying notes which are an integral part of the financial statements.

388 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts
Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
American International Group, Inc.	Bank of America	0.352%	USD	900	1.000%	03/20/16	15
American International Group, Inc.	Citigroup	0.352%	USD	1,000	1.000%	03/20/16	16
Berkshire Hathaway, Inc.	Barclays	0.095%	USD	200	1.000%	12/20/13	—
Citigroup, Inc.	Deutsche Bank	0.221%	USD	100	1.000%	09/20/14	1
GE Capital Corp.	Bank of America	0.345%	USD	2,300	1.000%	03/20/16	38
MetLife, Inc.	Bank of America	0.181%	USD	1,800	1.000%	12/20/14	19
MetLife, Inc.	Credit Suisse	0.181%	USD	100	1.000%	12/20/14	1
Morgan Stanley	Credit Suisse	0.375%	USD	300	1.000%	09/20/14	2
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - ($65)							92

Credit Indices
					Fund (Pays)/		Fair
					Receives	Termination	Value
Reference Entity	Counterparty		Notional Amount		Fixed Rate	Date	$
CDX Investment Grade Index	JPMorgan Chase		USD	675	0.553%	12/20/17	11
CDX Investment Grade Index	Pershing		USD	289	0.548%	12/20/17	5
CDX NA Investment Grade Index	Credit Suisse		USD	6,100	1.000%	12/20/18	89
CDX NA Investment Grade Index	Morgan Stanley		USD	6,000	1.000%	06/20/23	(70)
iTraxx Europe Index	Morgan Stanley		EUR	8,700	1.000%	12/20/18	110
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($65)							145

Sovereign Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Brazil Government International Bond	Barclays	0.849%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	Bank of America	0.908%	USD	1,000	1.000%	09/20/15	2
Brazil Government International Bond	Citigroup	0.908%	USD	1,000	1.000%	09/20/15	2
Brazil Government International Bond	HSBC	0.908%	USD	700	1.000%	09/20/15	2
Brazil Government International Bond	JPMorgan Chase	0.908%	USD	200	1.000%	09/20/15	—
Brazil Government International Bond	UBS	0.908%	USD	500	1.000%	09/20/15	1
Brazil Government International Bond	JPMorgan Chase	1.191%	USD	200	1.000%	09/20/16	(1)
China Government International Bond	Morgan Stanley	0.186%	USD	2,000	1.000%	03/20/15	25
Export-Import Bank of China	Deutsche Bank	0.663%	USD	200	1.000%	06/20/17	3
Mexico Government International Bond	Citigroup	0.401%	USD	400	1.000%	03/20/15	4
Mexico Government International Bond	Credit Suisse	0.401%	USD	400	1.000%	03/20/15	4
Mexico Government International Bond	Deutsche Bank	0.401%	USD	200	1.000%	03/20/15	2
Mexico Government International Bond	Bank of America	0.466%	USD	300	1.000%	09/20/15	4
Mexico Government International Bond	Citigroup	0.466%	USD	700	1.000%	09/20/15	8
Mexico Government International Bond	Deutsche Bank	0.539%	USD	900	1.000%	03/20/16	11
Mexico Government International Bond	Goldman Sachs	0.539%	USD	3,100	1.000%	03/20/16	39
Mexico Government International Bond	Citigroup	0.582%	USD	1,000	1.000%	06/20/16	13
Mexico Government International Bond	Deutsche Bank	0.582%	USD	2,100	1.000%	06/20/16	27
Mexico Government International Bond	Morgan Stanley	0.617%	USD	300	1.000%	09/20/16	4
United States Government Bond	BNP Paribas	0.341%	EUR	1,000	0.250%	03/20/16	(2)
Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($107)							150
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($237) (å)							387

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 389

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Long-Term Investments
Asset-Backed Securities	—	104,307	485	104,792	5.7
Corporate Bonds and Notes	—	268,700	8,298	276,998	15.0
International Debt	—	106,110	3,801	109,911	6.0
Mortgage-Backed Securities	—	615,073	10,240	625,313	33.9
Municipal Bonds	—	26,037	—	26,037	1.4
Non-US Bonds	—	34,407	—	34,407	1.9
United States Government Agencies	—	40,398	—	40,398	2.2
United States Government Treasuries	—	353,679	—	353,679	19.2
Preferred Stocks	—	—	2,776	2,776	0.1
Options Purchased	—	623	—	623	— *
Short-Term Investments	—	488,039	—	488,039	26.5
Repurchase Agreements	—	19,600	—	19,600	1.1
Total Investments	—	2,056,973	25,600	2,082,573	113.0
Other Assets and Liabilities, Net					(13.0)
					100.0
Other Financial Instruments
Futures Contracts	2,269	—	—	2,269	0.1
Options Written	(12)	(155)	(5)	(172)	(—) *
Foreign Currency Exchange Contracts	—	(396)	—	(396)	(—) *
Index Swaps	—	(33)	—	(33)	(—) *
Interest Rate Swap Contracts	—	1,997	—	1,997	0.1
Credit Default Swap Contracts	—	624	—	624	— *
Total Other Financial Instruments**	$2,257	$2,037	$(5)	$4,289

* Less than .05% of net assets.
** Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which non broker quoted price sources (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

390 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2013

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended October 31, 2013 were as follows:

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net	Net	Net Change		on
	Beginning			Accrued	Realized	Transfers	Transfers	in Unrealized	Ending	Investments
Category and	Balance	Gross	Gross	Discounts/	Gain	into	out of	Appreciation/	Balance of	held as of
Subcategory	11/01/2012	Purchases	Sales	(Premiums)	(Loss)	Level 3	Level 3	(Depreciation)	10/31/2013	10/31/2013
Long-Term Investments
Asset Backed Securities	$ —	$ 485	$ —	$ —	$ —	$ —	—	$ —	$ 485	$ —
Corporate Bonds and Notes	4,775	4,571	921	(7)	(19)	—	—	(101)	8,298	(96)
International Debt	2,967	862	—	—	—	—	—	(28)	3,801	(27)
Mortgage-Backed Securities	2,487	10,511	2,730	(252)	(10)	207	—	27	10,240	30
Non-US Bonds	973	—	946	—	(3)	—	—	(24)	—	—
Preferred Stocks	2,876	—	—	—	—	—	—	(100)	2,776	(100)
Total Investments	14,078	16,429	4,597	(259)	(32)	207	—	(226)	25,600	(193)

Other Financial Instruments
Options Written	(10)	—	—	—	—	—	—	5	(5)	5
Total Investments	(10)	—	—	—	—	—	—	5	(5)	5

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 391

Russell Investment Company
Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	623
Unrealized appreciation on foreign currency exchange contracts	—	2,013	—
Variation margin on futures contracts**	—	—	2,330
Interest rate swap contracts, at fair value	—	—	4,057
Credit default swap contracts, at fair value	460	—	—
Total	$460	$2,013	$7,010

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$—	$61
Unrealized depreciation on foreign currency exchange contracts	—	2,409	—
Options written, at fair valuee	—	—	172
Index swap contracts, at fair value	—	—	33
Interest rate swap contracts, at fair value	—	—	507
Credit default swap contracts, at fair value	73	—	—
Total	$73	$2,409	$773

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	—	$122
Futures contracts	—	—	(1,656)
Options written	—	—	638
Index swap contracts	—	—	(3,052)
Interest rate swap contracts	—	—	(117)
Credit default swap contracts	1,012	—	—
Foreign currency-related transactions****	—	(9,768)	—
Total	1,012	$(9,768)	$(4,065)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$133
Futures contracts	—	—	2,150
Options written	—	—	(109)
Index swap contracts	—	—	(320)
Interest rate swap contracts	—	—	2,796
Credit default swap contracts	(933)	—	—
Foreign currency-related transactions******	—	8	—
Total	$(933)	$8	4,650

* Fair value of purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

392 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$2,071,262
Investments, at fair value(>)	2,082,573
Cash	873
Cash (restricted)(a)(b)	6,812
Foreign currency holdings(^)	1,799
Unrealized appreciation on foreign currency exchange contracts	2,013
Receivables:
Dividends and interest	7,684
Dividends from affiliated Russell funds	32
Investments sold	93,404
Fund shares sold	3,071
Investments matured(<)	227
Variation margin on futures contracts	45
Interest rate swap contracts, at fair value(•)	4,057
Credit default swap contracts, at fair value(+) .	460
Total assets	2,203,050

Liabilities
Payables:
Due to broker (c)(d)	4,328
Investments purchased	349,745
Fund shares redeemed	2,025
Accrued fees to affiliates	701
Other accrued expenses	161
Variation margin on futures contracts	74
Unrealized depreciation on foreign currency exchange contracts	2,409
Options written, at fair value(x)	172
Index swap contracts, at fair value(8)	33
Interest rate swap contracts, at fair value(•)	507
Credit default swap contracts, at fair value(+) .	73
Total liabilities	360,228

Net Assets	$1,842,822

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 393

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(2,548)
Accumulated net realized gain (loss)	(8,814)
Unrealized appreciation (depreciation) on:
Investments	11,311
Futures contracts	2,269
Options written	197
Index swap contracts	(33)
Interest rate swap contracts	1,997
Credit default swap contracts	624
Investments matured	(533)
Foreign currency-related transactions	(437)
Shares of beneficial interest	842
Additional paid-in capital	1,837,947
Net Assets	$1,842,822
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$21.91
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$22.76
Class A — Net assets	$10,114,010
Class A — Shares outstanding ($.01 par value)	461,662
Net asset value per share: Class C(#)	$21.77
Class C — Net assets	$25,284,925
Class C — Shares outstanding ($.01 par value)	1,161,374
Net asset value per share: Class E(#)	$21.89
Class E — Net assets	$41,621,396
Class E — Shares outstanding ($.01 par value)	1,901,243
Net asset value per share: Class I(#)	$21.90
Class I — Net assets	$339,903,024
Class I — Shares outstanding ($.01 par value)	15,521,210
Net asset value per share: Class S(#)	$21.88
Class S — Net assets	$817,399,498
Class S — Shares outstanding ($.01 par value)	37,358,104
Net asset value per share: Class Y(#)	$21.91
Class Y — Net assets	$608,498,797
Class Y — Shares outstanding ($.01 par value)	27,768,047
Amounts in thousands
(^) Foreign currency holdings - cost	$2,258
(x) Premiums received on options written	$369
(+) Credit default swap contracts - premiums paid (received)	$(237)
(•) Interest rate swap contracts - premiums paid (received)	$1,553
(8) Index swap contracts - premiums paid (received)	$—
(<) Investments matured - cost	$760
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$365,607
(a) Cash Collateral for Futures	$2,269
(b) Cash Collateral for Swaps	$4,543
(c) Due to Broker for Swaps	$4,246
(d) Due to Broker for TBAs	$82
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

394 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$431
Dividends from affiliated Russell funds	428
Interest	37,151
Securities lending income	2
Total investment income	38,012

Expenses
Advisory fees	4,925
Administrative fees	947
Custodian fees	393
Distribution fees - Class A	31
Distribution fees - Class C	240
Transfer agent fees - Class A	24
Transfer agent fees - Class C	64
Transfer agent fees - Class E	85
Transfer agent fees - Class I	458
Transfer agent fees - Class S	1,678
Transfer agent fees - Class Y	29
Professional fees	168
Registration fees	56
Shareholder servicing fees - Class C	80
Shareholder servicing fees - Class E	106
Trustees’ fees	54
Printing fees	155
Miscellaneous	60
Expenses before reductions	9,553
Expense reductions	(6)
Net expenses	9,547
Net investment income (loss)	28,465

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,056)
Futures contracts	(1,656)
Options written	638
Index swap contracts	(3,052)
Interest rate swap contracts	(117)
Credit default swap contracts	1,012
Foreign currency-related transactions	(9,678)
Net realized gain (loss)	(16,909)
Net change in unrealized appreciation (depreciation) on:
Investments	(41,310)
Futures contracts	2,150
Options written	(109)
Index swap contracts	(320)
Interest rate swap contracts	2,796
Credit default swap contracts	(933)
Investment matured	7
Foreign currency-related transactions	(28)
Net change in unrealized appreciation (depreciation)	(37,747)
Net realized and unrealized gain (loss)	(54,656)
Net Increase (Decrease) in Net Assets from Operations	$(26,191)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 395

Russell Investment Company
Russell Investment Grade Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,465	$36,301
Net realized gain (loss)	(16,909)	61,257
Net change in unrealized appreciation (depreciation)	(37,747)	27,662
Net increase (decrease) in net assets from operations	(26,191)	125,220

Distributions
From net investment income
Class A	(115)	(127)
Class C	(93)	(339)
Class E	(410)	(755)
Class I	(4,928)	(8,095)
Class S	(9,886)	(13,728)
Class Y	(8,955)	(12,721)
From net realized gain
Class A	(376)	(54)
Class C	(1,105)	(345)
Class E	(1,347)	(475)
Class I	(12,578)	(3,998)
Class S	(25,101)	(7,242)
Class Y	(18,483)	(6,289)
Net decrease in net assets from distributions	(83,377)	(54,168)

Share Transactions*
Net increase (decrease) in net assets from share transactions	35,108	126,463
Total Net Increase (Decrease) in Net Assets	(74,460)	197,515

Net Assets
Beginning of period	1,917,282	1,719,767
End of period	$1,842,822	$1,917,282
Undistributed (overdistributed) net investment income included in net assets	$(2,548)	$3,155

See accompanying notes which are an integral part of the financial statements.

396 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	277	$6,180	414	$9,328
Proceeds from reinvestment of distributions	21	477	8	174
Payments for shares redeemed	(354)	(7,851)	(82)	(1,851)
Net increase (decrease)	(56)	(1,194)	340	7,651
Class C
Proceeds from shares sold	179	4,028	444	9,958
Proceeds from reinvestment of distributions	53	1,183	30	655
Payments for shares redeemed	(649)	(14,279)	(354)	(7,948)
Net increase (decrease)	(417)	(9,068)	120	2,665
Class E
Proceeds from shares sold	525	11,624	535	12,075
Proceeds from reinvestment of distributions	71	1,577	49	1,079
Payments for shares redeemed	(586)	(12,931)	(728)	(16,356)
Net increase (decrease)	10	270	(144)	(3,202)
Class I
Proceeds from shares sold	3,707	82,711	4,903	110,070
Proceeds from reinvestment of distributions	765	17,100	511	11,377
Payments for shares redeemed	(6,703)	(148,290)	(4,712)	(106,638)
Net increase (decrease)	(2,231)	(48,479)	702	14,809
Class S
Proceeds from shares sold	14,543	322,655	14,473	326,097
Proceeds from reinvestment of distributions	1,552	34,649	916	20,351
Payments for shares redeemed	(13,556)	(298,372)	(10,067)	(226,673)
Net increase (decrease)	2,539	58,932	5,322	119,775
Class Y
Proceeds from shares sold	8,984	199,546	6,351	143,669
Proceeds from reinvestment of distributions	1,227	27,438	854	19,010
Payments for shares redeemed	(8,757)	(192,337)	(7,836)	(177,914)
Net increase (decrease)	1,454	34,647	(631)	(15,235)
Total increase (decrease)	1,299	$35,108	5,709	$126,463

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 397

Russell Investment Company
Russell Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)(a)	and Unrealized	Investment	from Net	from Net
	Period	(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	23.15	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.31	.36	1.10	1.46	(.38)	(.24)
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)
October 31, 2010(3)	21.87	.14	1.00	1.14	(.16)	—

Class C
October 31, 2013	23.03	.09	(.59)	(.50)	(.06)	(.70)
October 31, 2012	22.20	.21	1.08	1.29	(.22)	(.24)
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—

Class E
October 31, 2013	23.13	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.28	.39	1.09	1.48	(.39)	(.24)
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—

Class I
October 31, 2013	23.14	.33	(.59)	(.26)	(.28)	(.70)
October 31, 2012	22.29	.45	1.09	1.54	(.45)	(.24)
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—

Class S
October 31, 2013	23.12	.31	(.58)	(.27)	(.27)	(.70)
October 31, 2012	22.27	.43	1.09	1.52	(.43)	(.24)
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—

Class Y
October 31, 2013	23.15	.35	(.58)	(.23)	(.31)	(.70)
October 31, 2012	22.30	.48	1.08	1.56	(.47)	(.24)
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—

See accompanying notes which are an integral part of the financial statements.
398 Russell Investment Grade Bond Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.91)	21.91	(1.48)	10,114.79		.79	1.15	136
(.62)	23.15	6.68	11,983.79		.79	1.59	159
(1.22)	22.31	3.27	3,966.80		.80	2.14	187
(.16)	22.85	5.20	1,002.81		.81	1.55	157

(.76)	21.77	(2.23)	25,285	1.54	1.54	.39	136
(.46)	23.03	5.92	36,340	1.54	1.54	.92	159
(1.05)	22.20	2.42	32,369	1.55	1.55	1.48	187
(.54)	22.74	9.48	38,798	1.54	1.54	1.66	157
(.71)	21.31	18.25	34,706	1.55	1.55	3.37	87

(.91)	21.89	(1.46)	41,621.79		.78	1.15	136
(.63)	23.13	6.76	43,762.79		.74	1.74	159
(1.23)	22.28	3.31	45,365.80		.72	2.32	187
(.73)	22.82	10.38	54,743.79		.68	2.50	157
(.83)	21.38	19.38	43,414.80		.67	4.25	87

(.98)	21.90	(1.15)	339,903.46		.46	1.47	136
(.69)	23.14	7.05	410,807.46		.46	2.01	159
(1.29)	22.29	3.57	380,063.47		.47	2.57	187
(.78)	22.83	10.64	428,647.46		.44	2.76	157
(.87)	21.39	19.61	392,070.47		.42	4.49	87

(.97)	21.88	(1.23)	817,400.54		.54	1.38	136
(.67)	23.12	6.93	805,089.54		.54	1.92	159
(1.27)	22.27	3.50	657,013.55		.55	2.44	187
(.76)	22.81	10.55	456,448.54		.54	2.43	157
(.85)	21.38	19.50	125,051.55		.55	4.37	87

(1.01)	21.91	(.99)	608,499.34		.34	1.59	136
(.71)	23.15	7.15	609,301.36		.36	2.11	159
(1.31)	22.30	3.67	600,991.37		.37	2.66	187
(.79)	22.84	10.77	681,001.36		.36	2.70	157
(.88)	21.40	19.63	364,142.38		.38	4.55	87

See accompanying notes which are an integral part of the financial statements.
Russell Investment Grade Bond Fund 399

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Short Duration Bond Fund - Class A‡			Russell Short Duration Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.36)%		1 Year	0.67%
5 Years	4.05	%§	5 Years	5.10	%§
10 Years	2.58	%§	10 Years	3.24	%§

Russell Short Duration Bond Fund - Class C			Russell Short Duration Bond Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	(0.32)%		1 Year	0.78%
5 Years	4.06	%§	5 Years	5.20	%§
10 Years	2.20	%§	Inception*	3.29	%§

Russell Short Duration Bond Fund - Class E			BofA Merrill Lynch 1-3 Yr US Treasuries Index **
	Total			Total
	Return			Return
1 Year	0.42%		1 Year	0.52%
5 Years	4.84	%§	5 Years	1.45	%§
10 Years	2.97	%§	10 Years	2.62	%§

400 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) employs	to spread sectors (e.g., non-agency mortgages) generated
a multi-manager approach whereby portions of the Fund	outperformance.
are allocated to different money managers. Fund assets not
allocated to money managers are managed by Russell Investment	How did the investment strategies and techniques employed
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	by the Fund and its money managers affect its benchmark
may change the allocation of the Fund’s assets among money	relative performance?
managers at any time. An exemptive order from the Securities	The Fund’s long term strategy is to underweight treasuries and
and Exchange Commission (“SEC”) permits RIMCo to engage	overweight sectors with credit risk. Given this strategy, the Fund
or terminate a money manager at any time, subject to approval	is expected to outperform its all-Treasury benchmark when risk
by the Fund’s Board, without a shareholder vote. Pursuant to the	assets are in demand and underperform during severe flights-to-
terms of the exemptive order, the Fund is required to notify its	quality. Given the market environment throughout the fiscal year,
shareholders within 90 days of when a money manager begins	the Fund’s strategy contributed positively, as the Fund’s non-
providing services. As of October 31, 2013, the Fund had three	treasury sector overweights contributed materially to the Fund’s
money managers.	performance this fiscal year.

What is the Fund’s investment objective?	Pacific Investment Management Company LLC (“PIMCO”)
The Fund seeks to provide current income and preservation of	outperformed the Fund’s benchmark for the fiscal year. PIMCO’s
capital with a focus on short duration securities.	overweight to non-agency mortgage-backed securities, exposure to non-U.S. developed country interest rates and security
How did the Fund perform relative to its benchmark for the	selections within government/government-related sector and
fiscal year ended October 31, 2013?	investment grade corporates contributed positively as well. Yield
For the fiscal year ended October 31, 2013, the Fund’s Class	curve positioning and an overweight duration positioning were
A, Class E, Class S and Class Y Shares gained 0.42%, 0.42%,	chief detractors over the fiscal year with the bulk of the detraction
0.67% and 0.78%, respectively, and the Fund’s Class C Shares	coming from the second quarter of 2013 when treasury yields rose
lost 0.32%. This is compared to the Fund’s benchmark, the	rapidly.
BofA Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained	Logan Circle Partners, L.P. (“Logan Circle”) outperformed the
0.52% during the same period. The Fund’s performance includes	Fund’s benchmark for the fiscal year. Logan Circle’s sector and
operating expenses, whereas index returns are unmanaged and do	security selection abilities positively contributed to benchmark
not include expenses of any kind.	relative performance. In particular, overweight exposures to
For the fiscal year ended October 31, 2013, the Lipper® Short-	securitized sectors, specifically to commercial mortgage backed
Investment Grade Debt Funds Average, a group of funds that	securities, non-agency mortgage backed securities, and asset
Lipper considers to have investment strategies similar to those of	backed securities contributed materially to outperformance.
the Fund, gained 0.87%. This return serves as a peer comparison	Allocations to investment grade financial/industrial corporate
and is expressed net of operating expenses.	bonds and exposure to non-U.S. country interest rates were also material drivers to outperformance. Yield curve positioning was a
How did the market conditions described in the Market	slight detractor primarily due to rate selections in the first quarter
Summary report affect the Fund’s performance?	of 2013.
The volatility in the interest rate, credit and currency markets	Wellington Management Company, LLP (“Wellington”)
surrounding speculation of the timing of the U.S. Federal	underperformed the Fund’s benchmark for the fiscal year.
Reserve’s (the “Fed”) quantitative easing tapering drove volatility	Wellington’s underperformance was primarily due to non-U.S.
in the Fund’s performance over the fiscal year. Given the Fund’s	country interest rate exposure. Selections within investment
overweight duration position relative to its benchmark, the Fund	grade corporates and duration and yield curve positioning
suffered noticeable underperformance during May and June when	also detracted while currency selection strategies contributed
the treasury yield curve steepened the quickest. However, after	positively. Wellington’s use of a highly diversified set of strategies
the September 2013 Fed announcement to not begin tapering, the	and focus on risk management led to generally lower volatility in
rally in the interest rate and credit markets benefited the Fund	benchmark relative performance, as expected, relative to PIMCO
and helped partially offset some of the underperformance from	and Logan Circle.
May and June. Prior to the volatility induced by the Fed’s tapering
decision starting in May, the Fund generally outperformed its	RIMCo manages the portion of the Fund’s assets that RIMCo
benchmark on a monthly basis as the Fund’s overweight exposure	determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the

Russell Short Duration Bond Fund 401

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Fund’s overall portfolio characteristics to seek to achieve the	There were no changes to the Fund’s structure or money manager
desired risk/return profile for the Fund.	line up during the fiscal year.
At certain periods over the year, the Fund had allocations to the liquidity reserve that were above target weights and allocations
to PIMCO that were below target weights. These tactical position	Money Managers as of October 31,
changes were made to decrease overall risk in the Fund by	2013	Styles
reducing the excess interest rate and credit risk relative to the	Logan Circle Partners, L.P.	Fully Discretionary
Fund’s benchmark during heighted market volatility starting	Pacific Investment Management Company	Fully Discretionary
LLC
in the second quarter of 2013. RIMCo believed that prudently	Wellington Management Company, LLP	Fully Discretionary
managing downside risk in a volatile environment was consistent with the Fund’s preservation of capital objective.
The views expressed in this report reflect those of the portfolio
During the period, the Fund used derivatives to manage duration,	managers only through the end of the period covered by
yield curve positioning, currency risk and spread duration.	the report. These views do not necessarily represent the
Futures, forwards, options, interest-rate swaps, credit default	views of RIMCo, or any other person in RIMCo or any other
swaps and swaptions were used for this purpose. The use of these	affiliated organization. These views are subject to change
derivatives had a mixed impact on performance, but most of these	at any time based upon market conditions or other events,
derivatives were used for risk management purposes to hedge	and RIMCo disclaims any responsibility to update the views
toward the benchmark. On this front, the derivatives performed	contained herein. These views should not be relied on as
as expected.	investment advice and, because investment decisions for
Describe any changes to the Fund’s structure or the money	a Russell Investment Company (“RIC”) Fund are based on
manager line-up.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2003.

** BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡ The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares.
The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

402 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$994.30	$1,020.92
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$4.27	$4.33

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.85%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$990.40	$1,017.14
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$8.03	$8.13
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.60%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$993.90	$1,020.87
	Expenses Paid During Period*	$4.32	$4.38

* Expenses are equal to the Fund's annualized expense ratio of 0.86%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Short Duration Bond Fund 403

Russell Investment Company
Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$995.60	$1,022.18
Expenses Paid During Period*	$3.02	$3.06

* Expenses are equal to the Fund's annualized expense ratio of 0.60%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$995.60	$1,022.68
Expenses Paid During Period*	$2.52	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

404 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 83.6%			Bear Stearns Asset Backed Securities
			I Trust
Asset-Backed Securities - 10.3%			Series 2006-HE9 Class 1A2
Access Group, Inc.			0.320% due 11/25/36 (Ê)	2,230	1,499
Series 2005-A Class A2			Series 2007-HE7 Class 1A1
0.458% due 04/27/26 (Ê)	2,126	2,120	1.170% due 10/25/37 (Ê)	359	315
AIMCO CLO			Capital Auto Receivables Asset Trust
Series 2005-AA Class A1B			Series 2013-1 Class B
0.492% due 10/20/19 (Å)(Ê)	898	881	1.290% due 04/20/18	1,665	1,647
Ally Auto Receivables Trust			Capital One Multi-Asset Execution Trust
Series 2010-3 Class A4			Series 2005-B1 Class B1
1.550% due 08/17/15	1,204	1,208	4.900% due 12/15/17	2,075	2,179
Series 2012-SN1 Class A2			Carmax Auto Owner Trust
0.510% due 12/22/14	221	221	Series 2013-2 Class A2
Series 2012-SN1 Class A4			0.420% due 06/15/16	550	550
0.700% due 12/21/15	1,995	1,997	CCG Receivables Trust
Ally Master Owner Trust			Series 2013-1 Class A2
Series 2010-2 Class A			1.050% due 08/14/20 (Þ)	1,315	1,316
4.250% due 04/15/17 (Þ)	3,000	3,133	Centex Home Equity Loan Trust
Series 2011-1 Class A1			Series 2003-C Class AF4
1.044% due 01/15/16 (Ê)	595	596	5.460% due 04/25/32	81	81
Series 2011-1 Class A2			CFC LLC
2.150% due 01/15/16	7,455	7,479	Series 2013-1A Class A
Series 2012-1 Class A2			1.650% due 07/17/17 (Þ)	1,107	1,104
1.440% due 02/15/17	1,720	1,735	Series 2013-2A Class A
Series 2012-3 Class A2			1.750% due 11/15/17 (Å)	2,985	2,986
1.210% due 06/15/17	4,100	4,126	Chase Issuance Trust
Series 2012-4 Class A			Series 2013-A8 Class A8
1.720% due 07/15/19	7,500	7,523	1.010% due 10/15/18	4,670	4,669
Series 2013-1 Class A2			Chesapeake Funding LLC
1.000% due 02/15/18	615	615	Series 2012-1A Class A
AmeriCredit Automobile Receivables			0.924% due 11/07/23 (Ê)(Þ)	1,480	1,484
Trust			Series 2013-1A Class A
Series 2010-4 Class B			0.624% due 01/07/25 (Ê)(Þ)	390	389
1.990% due 10/08/15	1,017	1,019	CIT Marine Trust
Series 2011-3 Class A3			Series 1999-A Class A4
1.170% due 01/08/16	230	230	6.250% due 11/15/19	24	24
Series 2011-3 Class B			CNH Equipment Trust
2.280% due 06/08/16	1,670	1,683	Series 2012-D Class A2
Series 2012-4 Class A3			0.450% due 04/15/16	329	329
0.670% due 06/08/17	5,017	5,012	Countrywide Asset-Backed Certificates
ARI Fleet Lease Trust			Series 2001-BC3 Class A
Series 2013-A Class A2			0.650% due 12/25/31 (Ê)	56	40
0.700% due 12/15/15 (Þ)	260	260	Series 2005-1 Class AF4
Series 2013-A Class A3			5.147% due 02/25/33	213	216
0.920% due 07/15/21 (Þ)	1,560	1,553	Series 2005-4 Class AF3
Asset Backed Securities Corp. Home			4.456% due 10/25/35	22	22
Equity Loan Trust			Series 2005-17 Class 4A2A
Series 2002-HE1 Class M1			0.430% due 05/25/36 (Ê)	177	176
1.824% due 03/15/32 (Ê)	349	329	Series 2006-3 Class 2A2
Series 2004-HE6 Class A1			0.350% due 06/25/36 (Ê)	165	156
0.445% due 09/25/34 (Ê)	160	159	Series 2007-4 Class A2
Atlantic City Electric Transition Funding			5.530% due 04/25/47	340	313
LLC			Dryden VIII Leveraged Loan CDO
Series 2003-1 Class A2			Series 2005-8A Class A
4.460% due 10/20/16	242	246	0.512% due 05/22/17 (Ê)(Þ)	207	206

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 405

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Edsouth Indenture No. 2 LLC			Series 2006-1 Class A2A
Series 2012-1 Class A1			0.210% due 08/25/36 (Ê)	11	4
1.320% due 09/25/40 (Ê)(Þ)	1,049	1,066	Goldentree Loan Opportunities V, Ltd.
Enterprise Fleet Financing LLC			Series 2007-5A Class A
Series 2012-1 Class A2			0.941% due 10/18/21 (Ê)(Þ)	500	497
1.140% due 11/20/17 (Þ)	420	421	GSAMP Trust
Series 2012-2 Class A2			Series 2007-FM1 Class A2A
0.720% due 04/20/18 (Þ)	2,746	2,746	0.240% due 12/25/36 (Ê)	88	43
Series 2013-2 Class A2			Honda Auto Receivables Owner Trust
1.060% due 03/20/19 (Þ)	750	752	Series 2011-3 Class A3
Equity One Mortgage Pass-Through			0.880% due 09/21/15	262	262
Trust			Series 2013-4 Class A2
Series 2003-4 Class M1			0.450% due 04/18/16	675	675
5.369% due 10/25/34	349	346	HSBC Home Equity Loan Trust
Exeter Automobile Receivables Trust			Series 2005-1 Class A
Series 2013-1A Class A			0.463% due 01/20/34 (Ê)	140	137
1.290% due 10/16/17 (Þ)	896	895	Huntington Auto Trust
Federal Home Loan Mortgage Corp.			Series 2012-2 Class A2
Structured Pass Through Securities			0.380% due 09/15/15	351	351
Series 2000-30 Class A5			Hyundai Auto Receivables Trust
7.851% due 12/25/30	2,220	2,256	Series 2011-A Class A4
Ford Credit Auto Lease Trust			1.780% due 12/15/15	600	605
Series 2013-B Class A2B			Series 2013-C Class A2
0.530% due 01/15/16 (Ê)	335	335	0.570% due 06/15/16	590	590
Ford Credit Auto Owner Trust			JCP&L Transition Funding LLC
Series 2012-D Class A2			Series 2002-A Class A4
0.400% due 09/15/15	216	216	6.160% due 06/05/19	170	191
Ford Credit Floorplan Master Owner			Long Beach Mortgage Loan Trust
Trust			Series 2004-4 Class 1A1
Series 2010-3 Class A2			0.730% due 10/25/34 (Ê)	20	19
1.874% due 02/15/17 (Ê)(Þ)	750	763	Massachusetts Educational Financing
Series 2011-1 Class A2			Authority
0.774% due 02/15/16 (Ê)	475	476	Series 2008-1 Class A1
Series 2012-4 Class A2			1.188% due 04/25/38 (Ê)	837	837
0.524% due 09/15/16 (Ê)	525	525	Mercedes-Benz Auto Lease Trust
Franklin CLO, Ltd.			Series 2011-B Class A4
Series 2006-5A Class A2			1.240% due 07/17/17 (Þ)	3,055	3,058
0.514% due 06/15/18 (Ê)(Þ)	1,150	1,135	Mercedes-Benz Auto Receivables Trust
Fremont Home Loan Trust			Series 2012-1 Class A2
Series 2005-2 Class M2			0.370% due 03/16/15	189	190
0.650% due 06/25/35 (Ê)	1,300	1,267	Merrill Lynch Mortgage Investors Trust
Series 2006-E Class 2A1			Series 2006-FF1 Class M2
0.230% due 01/25/37 (Ê)	13	6	0.460% due 08/25/36 (Ê)	200	178
GE Equipment Midticket LLC			MMAF Equipment Finance LLC
Series 2013-1 Class A2			Series 2012-AA Class A2
0.640% due 03/22/16	250	250	0.840% due 01/12/15 (Þ)	594	595
GE Equipment Small Ticket LLC Series			MT Wilson Clo II, Ltd.
Series 2012-1A Class A3			Series 2007-2A Class A1
1.040% due 09/21/15 (Þ)	165	166	0.476% due 07/11/20 (Å)(Ê)	1,078	1,066
GE Equipment Transportation LLC			Nissan Master Owner Trust Receivables
Series 2013-1 Class A2			Series 2012-A Class A
0.500% due 11/24/15	285	285	0.644% due 05/15/17 (Ê)	1,235	1,237
Series 2013-2 Class A2			Oak Hill Credit Partners IV, Ltd.
0.610% due 06/24/16	480	480	Series 2005-4A Class A1B
GE-WMC Mortgage Securities Trust			0.513% due 05/17/21 (Ê)(Þ)	1,384	1,384
			Pacifica CDO V Corp.

See accompanying notes which are an integral part of the financial statements.

406 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-5A Class A1			Series 2005-5 Class A2
0.498% due 01/26/20 (Ê)(Þ)	329	327	0.318% due 10/25/21 (Ê)	143	143
Porsche Financial Auto Securitization			Series 2008-7 Class A2
Trust			0.738% due 10/25/17 (Ê)	1,192	1,193
Series 2011-1 Class A3			Small Business Administration
0.840% due 01/16/15 (Þ)	112	112	Participation Certificates
Porsche Innovative Lease Owner Trust			Series 2009-20D Class 1
Series 2011-1 Class A4			4.310% due 04/01/29	373	402
1.260% due 11/20/17 (Þ)	1,971	1,973	SMART Trust
Prestige Auto Receivables Trust			Series 2011-2USA Class A4A
Series 2011-1A Class A3			2.310% due 04/14/17 (Þ)	1,825	1,856
1.900% due 08/17/15 (Þ)	63	63	Series 2012-1USA Class A4A
Series 2013-1A Class A2			2.010% due 12/14/17 (Þ)	4,060	4,115
1.090% due 02/15/18 (Þ)	1,173	1,175	South Carolina Student Loan Corp.
Renaissance Home Equity Loan Trust			Series 2008-1 Class A2
Series 2005-4 Class A3			0.810% due 03/01/18 (Ê)	154	154
5.565% due 02/25/36	93	84	Series 2008-1 Class A3
Series 2007-2 Class AF2			1.010% due 03/02/20 (Ê)	700	699
5.675% due 06/25/37	352	189	Series 2008-1 Class A4
Santander Drive Auto Receivables Trust			1.260% due 09/03/24 (Ê)	400	402
Series 2010-1 Class A3			Structured Asset Investment Loan Trust
1.840% due 11/17/14	2,808	2,815	Series 2003-BC11 Class M1
Series 2010-2 Class B			1.145% due 10/25/33 (Ê)	517	493
2.240% due 12/15/14	638	638	USAA Auto Owner Trust
Series 2011-1 Class B			Series 2012-1 Class A2
2.350% due 11/16/15	4,717	4,742	0.380% due 06/15/15	50	50
Series 2011-2 Class B			Volkswagen Auto Loan Enhanced Trust
2.660% due 01/15/16	699	703	Series 2012-2 Class A2
Series 2012-1 Class B			0.330% due 07/20/15	352	352
2.720% due 05/16/16	1,680	1,705	World Omni Auto Receivables Trust
Series 2012-4 Class A3			Series 2013-B Class A2
1.040% due 08/15/16	2,990	2,997	0.480% due 11/15/16	700	700
Series 2013-1 Class B					135,975
1.160% due 01/15/19	2,490	2,497	Corporate Bonds and Notes - 14.3%
Series 2013-2 Class B			AbbVie, Inc.
1.330% due 03/15/18	2,655	2,653	1.200% due 11/06/15	300	302
Series 2013-3 Class B			1.750% due 11/06/17	150	150
1.190% due 05/15/18	1,960	1,941	2.000% due 11/06/18	175	175
SLM Private Credit Student Loan Trust			Ally Financial, Inc.
Series 2006-B Class A4			2.460% due 12/01/14 (Ê)	1,000	1,006
0.434% due 03/15/24 (Ê)	600	578	8.300% due 02/12/15	200	217
SLM Private Education Loan Trust			4.625% due 06/26/15	100	104
Series 2010-A Class 2A
3.424% due 05/16/44 (Ê)(Þ)	3,014	3,171	Series 8
			6.750% due 12/01/14	400	421
Series 2011-A Class A1
1.174% due 10/15/24 (Ê)(Þ)	1,924	1,929	Altria Group, Inc.
			4.125% due 09/11/15	750	794
Series 2012-B Class A1			9.700% due 11/10/18	1,510	2,028
1.274% due 12/15/21 (Ê)(Þ)	336	337
			American Honda Finance
Series 2012-C Class A1			0.744% due 10/07/16 (Ê)	600	602
1.274% due 08/15/23 (Ê)(Þ)	3,694	3,709
			American International Group, Inc.
Series 2013-B Class A2A			4.875% due 09/15/16	1,570	1,726
1.850% due 06/17/30 (Þ)	2,490	2,420
			Anheuser-Busch InBev Worldwide, Inc.
SLM Student Loan Trust			5.375% due 11/15/14	1,340	1,408
Series 2003-7A Class A5A
1.454% due 12/15/33 (Ê)(Þ)	524	527	7.750% due 01/15/19	955	1,209
			Ashland, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 407

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.000% due 03/15/16	2,200	2,247	4.000% due 07/15/15 (Å)	500	524
AT&T, Inc.			Ford Motor Credit Co. LLC
5.800% due 02/15/19	1,620	1,881	7.000% due 04/15/15	200	217
Series FRN			General Electric Capital Corp.
0.650% due 02/12/16 (Ê)	6,200	6,191	Series GMTN
Bank of America Corp.			4.625% due 01/07/21	675	741
4.500% due 04/01/15	4,900	5,142	General Electric Co.
4.750% due 08/01/15	1,760	1,868	0.850% due 10/09/15	1,420	1,425
Bear Stearns Cos. LLC (The)			5.250% due 12/06/17	250	286
5.550% due 01/22/17	3,030	3,378	Georgia Power Co.
Boston Scientific Corp.			0.750% due 08/10/15	275	276
6.400% due 06/15/16	1,347	1,509	Glencore Funding LLC
Bristol-Myers Squibb Co.			2.500% due 01/15/19 (Þ)	1,455	1,400
0.875% due 08/01/17	525	517	Goldman Sachs Group, Inc. (The)
Caterpillar Financial Services Corp.			3.300% due 05/03/15	2,935	3,038
1.100% due 05/29/15	705	711	6.150% due 04/01/18	325	376
Chevron Corp.			Hartford Financial Services Group, Inc.
1.104% due 12/05/17	670	663	4.000% due 10/15/17	1,705	1,834
1.718% due 06/24/18	1,755	1,758	HCA, Inc.
Cintas Corp. No. 2			6.500% due 02/15/16	100	110
2.850% due 06/01/16	1,465	1,520	8.500% due 04/15/19	600	644
Citigroup, Inc.			Hewlett-Packard Co.
2.250% due 08/07/15	3,795	3,876	3.300% due 12/09/16	4,600	4,802
1.198% due 07/25/16 (Ê)	5,900	5,954	Hidden Ridge Facility Trustee
2.500% due 09/26/18	450	454	5.650% due 01/01/22 (Å)	5,089	5,380
Clearwire Communications LLC /			Home Depot, Inc. (The)
Clearwire Finance, Inc.			2.250% due 09/10/18	2,300	2,350
12.000% due 12/01/15 (Þ)	795	824	HSBC Finance Corp.
Constellation Energy Group, Inc.			0.690% due 06/01/16 (Ê)	200	199
4.550% due 06/15/15	550	580	HSBC USA, Inc.
Coventry Health Care, Inc.			2.375% due 02/13/15	970	993
5.950% due 03/15/17	775	881	2.625% due 09/24/18	375	385
CVS Caremark Corp.			Humana, Inc.
3.250% due 05/18/15	890	925	6.450% due 06/01/16	383	429
Daimler Finance NA LLC			Intel Corp.
0.945% due 08/01/16 (Ê)(Þ)	1,800	1,804	1.350% due 12/15/17	685	681
Dayton Power & Light Co. (The)			International Business Machines Corp.
1.875% due 09/15/16 (Å)	300	303	0.550% due 02/06/15	2,480	2,486
DIRECTV Holdings LLC / DIRECTV			5.700% due 09/14/17	980	1,140
Financing Co., Inc.			International Lease Finance Corp.
3.500% due 03/01/16	1,125	1,178	4.875% due 04/01/15	441	458
Dominion Resources, Inc.			2.204% due 06/15/16 (Ê)	4,750	4,774
Series C			3.875% due 04/15/18	800	802
5.150% due 07/15/15	650	697	JPMorgan Chase & Co.
eBay, Inc.			Series GMTN
0.700% due 07/15/15	1,825	1,831	0.882% due 02/26/16 (Ê)	4,800	4,818
Energy Transfer Partners, LP			JPMorgan Chase Bank NA
4.150% due 10/01/20	1,365	1,417	0.584% due 06/13/16 (Ê)	1,400	1,387
Enterprise Products Operating LLC			Kinder Morgan Energy Partners, LP
1.250% due 08/13/15	125	126	5.125% due 11/15/14	1,100	1,150
Express Scripts Holding Co.			Lehman Brothers Holdings Capital Trust
3.500% due 11/15/16	2,675	2,852	VII
First Horizon National Corp.			5.857% due 11/29/49 (ƒ)(Ø)	270	—
5.375% due 12/15/15	300	324	Lorillard Tobacco Co.
Florida Gas Transmission Co. LLC

See accompanying notes which are an integral part of the financial statements.

408 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
8.125% due 06/23/19	1,250	1,542	Regions Financial Corp.
MacDermid, Inc.			7.750% due 11/10/14	29	31
Zero coupon due 06/07/20 (Ê)	2,045	2,051	SABMiller Holdings, Inc.
MassMutual Global Funding II			2.450% due 01/15/17 (Þ)	415	429
2.000% due 04/05/17 (Þ)	1,090	1,107	Samsung Electronics America, Inc.
2.100% due 08/02/18 (Þ)	280	280	1.750% due 04/10/17 (Þ)	2,025	2,049
Mattel, Inc.			Seagate HDD Cayman
2.500% due 11/01/16	1,215	1,256	3.750% due 11/15/18	2,810	2,821
McKesson Corp.			SLM Corp.
0.950% due 12/04/15	660	660	3.875% due 09/10/15	1,985	2,055
Merrill Lynch & Co., Inc.			6.250% due 01/25/16	5,500	5,988
Series MTNC			Southern Co. (The)
5.000% due 01/15/15	1,635	1,713	2.450% due 09/01/18	1,325	1,349
MetLife, Inc.			Southern Copper Corp.
5.000% due 06/15/15	1,065	1,137	6.375% due 07/27/15	300	324
Mondelez International, Inc.			Springleaf Finance Corp.
6.125% due 02/01/18	1,200	1,393	Series MTNI
Morgan Stanley			5.400% due 12/01/15	5,400	5,657
6.000% due 04/28/15	1,000	1,071	SunTrust Banks, Inc.
0.724% due 10/15/15 (Ê)	2,390	2,381	2.350% due 11/01/18	1,785	1,792
5.375% due 10/15/15	2,675	2,886	Symantec Corp.
National Rural Utilities Cooperative			2.750% due 09/15/15	1,485	1,529
Finance Corp.			TD Ameritrade Holding Corp.
1.900% due 11/01/15	1,505	1,546	4.150% due 12/01/14	1,690	1,753
NBCUniversal Enterprise, Inc.			Toyota Motor Credit Corp.
0.781% due 04/15/16 (Å)(Ê)	100	101	0.875% due 07/17/15	525	529
1.662% due 04/15/18 (Þ)	105	104	1.250% due 10/05/17	885	879
1.974% due 04/15/19 (Þ)	190	187	United Technologies Corp.
New York Life Global Funding			1.800% due 06/01/17	1,015	1,035
0.750% due 07/24/15 (Þ)	300	301	UnitedHealth Group, Inc.
Nissan Motor Acceptance Corp.			0.850% due 10/15/15	2,310	2,319
0.950% due 09/26/16 (Ê)(Þ)	375	376	Verizon Communications, Inc.
Nomura Holdings, Inc.			2.500% due 09/15/16	475	493
2.000% due 09/13/16	2,235	2,251	2.002% due 09/14/18 (Ê)	100	106
Northeast Utilities			3.650% due 09/14/18	100	106
1.450% due 05/01/18	175	171	6.350% due 04/01/19	4,715	5,570
Oracle Corp.			4.500% due 09/15/20	1,702	1,842
5.750% due 04/15/18	980	1,146	Series FRN
PC Financial Partnership			1.782% due 09/15/16 (Ê)	4,500	4,614
5.000% due 11/15/14	900	939	WellPoint, Inc.
PepsiCo, Inc.			1.250% due 09/10/15	506	510
2.500% due 05/10/16	250	260	Wells Fargo & Co
5.000% due 06/01/18	2,810	3,198	0.772% due 07/20/16 (Ê)	4,300	4,315
Petrohawk Energy Corp.			Wells Fargo & Co.
7.250% due 08/15/18	1,540	1,669	1.250% due 07/20/16	1,400	1,408
Philip Morris International, Inc.			Wells Fargo Bank NA
2.500% due 05/16/16	250	261	Series BKNT
Principal Financial Group, Inc.			0.522% due 07/20/15 (Ê)(~)	1,300	1,302
1.850% due 11/15/17	110	110	WM Wrigley Jr Co.
Principal Life Global Funding II			1.400% due 10/21/16 (Þ)	125	126
1.000% due 12/11/15 (Þ)	250	250	Yum! Brands, Inc.
0.632% due 05/27/16 (Ê)(Þ)	495	496	4.250% due 09/15/15	1,570	1,666
Quebecor World Capital Corp.			ZFS Finance USA Trust V
4.875% due 01/02/49 (Ø)	205	—	6.500% due 05/09/37 (Þ)	1,185	1,258

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 409

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
			189,356	Series 2006-2 Class A6
International Debt - 9.5%				0.708% due 12/20/54 (Ê)	GBP	734	1,161
ABN AMRO BANK NV				Great Hall Mortgages PLC
1.037% due 10/28/16 (Å)(Ê)		1,100	1,100	Series 2007-2X Class AC
Abu Dhabi National Energy Co.				0.382% due 06/18/39 (Ê)		491	455
4.125% due 03/13/17 (Þ)		920	974	Gulf Stream Compass CLO, Ltd.
Avenue CLO III, Ltd.				Series 2006-2A Class A2
Series 2006-3A Class A1L				0.498% due 01/24/20 (Ê)(Þ)		685	682
0.502% due 07/20/18 (Ê)(Þ)		338	337	Hewett's Island CDO, Ltd.
Baidu Inc.				Series 2007-6A Class AT
3.250% due 08/06/18		755	771	0.478% due 06/09/19 (Ê)(Þ)		3,484	3,454
Banco do Brasil SA				Hutchison Whampoa International 11,
4.500% due 01/22/15 (Þ)		200	207	Ltd.
				3.500% due 01/13/17 (Þ)		1,500	1,572
Banco do Nordeste do Brasil SA
3.625% due 11/09/15 (Þ)		600	606	Hydro-Quebec
				2.000% due 06/30/16		3,900	4,024
Banco Mercantil del Norte SA
4.375% due 07/19/15 (Þ)		500	525	Industrial Bank of Korea
				3.750% due 09/29/16 (Þ)		1,900	2,010
Banco Nacional de Costa Rica
4.875% due 11/01/18 (Å)		1,280	1,278	Intesa Sanpaolo SpA
				3.125% due 01/15/16		2,800	2,855
Banco Nacional de Desenvolvimento
Economico e Social				JPMorgan Chase Bank NA
3.375% due 09/26/16 (Þ)		2,150	2,172	5.375% due 09/28/16	GBP	3,000	5,280
Banco Santander Chile				KFW
3.750% due 09/22/15 (Þ)		1,000	1,034	Series 001
BBVA US Senior SAU				0.251% due 11/28/14 (Ê)		600	600
4.664% due 10/09/15		1,690	1,779	Kommunalbanken AS
BHP Billiton Finance USA, Ltd.				0.258% due 01/26/15 (Ê)(Þ)		364	364
3.850% due 09/30/23		1,095	1,112	Korea Development Bank (The)
BP Capital Markets PLC				3.250% due 03/09/16		1,800	1,868
2.241% due 09/26/18		300	303	Korea East-West Power Co., Ltd.
Buoni del Tesoro Poliennali				2.500% due 07/16/17 (Þ)		1,000	1,007
3.000% due 11/01/15	EUR	815	1,140	Korea Finance Corp.
CNPC General Capital, Ltd.				2.875% due 08/22/18		2,255	2,289
1.450% due 04/16/16 (Þ)		600	598	Korea Gas Corp.
Columbus International, Inc.				2.875% due 07/29/18 (Þ)		1,430	1,446
Series REGS				Korea Housing Finance Corp.
11.500% due 11/20/14		400	431	4.125% due 12/15/15 (Þ)		700	739
Cooperatieve Centrale Raiffeisen-				Lafayette CLO I, Ltd.
Boerenleenbank BA				Series 2012-1A Class A
2.125% due 10/13/15		815	837	1.659% due 09/06/22 (Ê)(Þ)		383	382
3.950% due 11/09/22		1,855	1,813	Lloyds Banking Group PLC
Covidien International Finance SA				6.657% due 12/31/49 (ƒ)(Þ)		2,435	2,313
1.350% due 05/29/15		1,170	1,181	Lukoil International Finance BV
Eksportfinans ASA				3.416% due 04/24/18 (Þ)		2,800	2,821
2.375% due 05/25/16		1,740	1,696	Morgan Stanley
Export-Import Bank of Korea				4.750% due 11/16/18	AUD	2,570	2,411
2.050% due 03/21/15 (Å)(Ê)		1,600	1,602	Motor PLC
				Series 2012-12A Class A1C
Granite Master Issuer PLC				1.286% due 02/25/20 (Þ)		5,520	5,521
Series 2005-2 Class A7
0.808% due 12/20/54 (Ê)	GBP	516	817	NOB Hill CLO, Ltd.
				Series 2006-1A Class A1
Series 2005-2 Class A8				0.514% due 08/15/18 (Ê)(Þ)		1,366	1,359
0.808% due 12/20/54 (Ê)	GBP	625	989
				Norske Skogindustrier ASA
Series 2005-4 Class A6				6.125% due 10/15/15 (Þ)		535	369
0.728% due 12/20/54 (Ê)	GBP	272	430
				Petrobras Global Finance BV

See accompanying notes which are an integral part of the financial statements.

410 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.884% due 05/20/16 (Ê)	2,200	2,195	American Home Mortgage Investment
Petrobras International Finance Co.			Trust
5.750% due 01/20/20	3,090	3,264	Series 2004-3 Class 5A
Province of Ontario Canada			2.173% due 10/25/34 (Ê)	410	405
1.000% due 07/22/16	1,200	1,208	Series 2004-4 Class 4A
1.600% due 09/21/16	14,500	14,827	2.367% due 02/25/45 (Ê)	189	189
1.100% due 10/25/17	4,700	4,665	Banc of America Commercial Mortgage
			Trust
Qatari Diar Finance Co.			Series 2006-2 Class AM
3.500% due 07/21/15 (Þ)	1,400	1,451	5.767% due 05/10/45	1,270	1,408
Qtel International Finance, Ltd.
3.375% due 10/14/16 (Þ)	2,800	2,935	Banc of America Funding Trust
			Series 2005-D Class A1
Rio Tinto Finance USA PLC			2.633% due 05/25/35 (Ê)	329	333
1.375% due 06/17/16	1,215	1,222	Series 2006-A Class 1A1
2.250% due 12/14/18	1,160	1,164	2.631% due 02/20/36 (Ê)	660	652
Royal Bank of Scotland Group PLC			Series 2006-F Class 1A2
2.550% due 09/18/15	1,275	1,306	2.624% due 07/20/36 (Ê)	50	25
Sanofi			Series 2006-I Class 5A1
1.250% due 04/10/18	600	591	5.738% due 10/20/46 (Ê)	310	277
Santander US Debt SAU			Banc of America Large Loan, Inc.
3.724% due 01/20/15 (Þ)	2,100	2,128	Series 2010-HLTN Class HLTN
Shell International Finance BV			2.474% due 11/15/15 (Ê)(Þ)	440	440
0.625% due 12/04/15	600	601	Banc of America Merrill Lynch
SMART Trust			Commercial Mortgage, Inc.
Series 2011-4USA Class A3A			Series 2004-1 Class A4
1.810% due 11/14/15 (Þ)	7,743	7,785	4.760% due 11/10/39	317	318
Sumitomo Mitsui Banking Corp.			Series 2004-4 Class B
1.350% due 07/18/15	1,700	1,716	4.985% due 07/10/42	915	937
Tayarra, Ltd.			Series 2005-1 Class A4
3.628% due 02/15/22	749	805	5.168% due 11/10/42	1,166	1,189
Telefonos de Mexico SAB de CV			Series 2005-3 Class A2
5.500% due 01/27/15	845	888	4.501% due 07/10/43	66	66
Teva Pharmaceutical Finance II BV /			Series 2005-5 Class B
Teva Pharmaceutical Finance III LLC			5.223% due 10/10/45	400	411
3.000% due 06/15/15	965	998
			Series 2007-2 Class A1A
Total Capital Canada, Ltd.			5.572% due 04/10/49	882	966
0.624% due 01/15/16 (Ê)	2,900	2,916
			Series 2007-3 Class A3
Total Capital SA			5.559% due 06/10/49	3,952	3,978
3.125% due 10/02/15	1,532	1,605
			Banc of America Mortgage Securities,
TransCanada PipeLines, Ltd.			Inc.
0.875% due 03/02/15	260	261	Series 2004-2 Class 5A1
Transocean, Inc.			6.500% due 10/25/31	25	26
4.950% due 11/15/15	825	884	Series 2004-G Class 2A7
Volvo Treasury AB			2.753% due 08/25/34 (Ê)	1,141	1,129
5.950% due 04/01/15 (Þ)	1,135	1,208	Series 2004-I Class 2A2
Willis Group Holdings PLC			2.746% due 10/25/34 (Ê)	1,216	1,209
4.125% due 03/15/16	535	564
			BCAP LLC Trust
		125,901	Series 2013-RR4 Class 1A1
Mortgage-Backed Securities - 35.0%			0.341% due 09/26/35 (Ê)(Þ)	279	273
Alternative Loan Trust			Bear Stearns Adjustable Rate Mortgage
Series 2003-J2 Class A1			Trust
6.000% due 10/25/33	60	62	Series 2003-1 Class 5A1
American General Mortgage Loan Trust			2.314% due 04/25/33 (Ê)	68	67
Series 2010-1A Class A1			Series 2003-8 Class 2A1
5.150% due 03/25/58 (Þ)	555	561	3.066% due 01/25/34 (Ê)	83	84

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 411

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-6 Class 1A1			Series 1999-C1 Class D
2.752% due 08/25/35 (Ê)	128	107	7.283% due 01/17/32	512	514
Bear Stearns Alt-A Trust			Series 1999-C2 Class E
Series 2005-4 Class 23A1			7.640% due 11/17/32	50	51
2.658% due 05/25/35 (Ê)	515	478	Series 2001-J2A Class E
Series 2005-7 Class 22A1			6.922% due 07/16/34 (Þ)	760	885
2.720% due 09/25/35 (Ê)	32	26	Commercial Mortgage Pass Through
Bear Stearns ARM Trust			Certificates
Series 2004-5 Class 2A			Series 1998-CF2 Class B4
3.080% due 07/25/34 (Ê)	751	745	6.040% due 11/12/31 (Þ)	16	16
Bear Stearns Commercial Mortgage			Series 2003-LB1A Class B
Securities Trust			4.191% due 06/10/38	780	780
Series 2001-TOP2 Class D			Series 2007-C4 Class A3
6.940% due 02/15/35 (Þ)	166	165	5.761% due 09/15/39	5,800	5,874
Series 2003-T12 Class C			Series 2007-C9 Class A2
4.733% due 08/13/39	673	681	5.800% due 12/10/49	18	18
Series 2005-PWR7 Class A3			Series 2007-FL14 Class AJ
5.116% due 02/11/41	330	344	0.354% due 06/15/22 (Ê)(Þ)	3,420	3,391
Series 2005-PWR9 Class AAB			Series 2007-GG9 Class A2
4.804% due 09/11/42	510	517	5.381% due 03/10/39	410	420
Bear Stearns Structured Products, Inc.			Series 2007-GG9 Class A4
Series 2007-R6 Class 1A1			5.444% due 03/10/39	700	775
2.045% due 01/26/36 (Ê)	157	121	Countrywide Alternative Loan Trust
Series 2007-R6 Class 2A1			Series 2005-48T1 Class A6
2.492% due 12/26/46 (Ê)	1,275	755	5.500% due 11/25/35	2,153	1,847
CD Commercial Mortgage Trust			Series 2006-36T2 Class 1A9
Series 2007-CD4 Class A1A			1.070% due 12/25/36 (Ê)	500	320
5.289% due 12/11/49	2,048	2,221	Countrywide Home Loan Mortgage Pass
CD Mortgage Trust			Through Trust
Series 2006-CD2 Class A1B			Series 2004-22 Class A3
5.305% due 01/15/46	1,004	1,081	2.543% due 11/25/34 (Ê)	117	107
Chase Commercial Mortgage Securities			Series 2004-HYB9 Class 1A1
Corp.			2.722% due 02/20/35 (Ê)	203	194
Series 1998-1 Class F			Credit Suisse Commercial Mortgage
6.560% due 05/18/30 (Þ)	458	460	Trust
CHL Mortgage Pass-Through Trust			Series 2006-C2 Class A1A
Series 2003-40 Class A5			5.669% due 03/15/39	4,043	4,425
4.500% due 10/25/18	1,092	1,119	Series 2006-C5 Class A1A
Series 2005-HYB9 Class 5A1			5.297% due 12/15/39	800	849
2.417% due 02/20/36 (Ê)	561	430	Series 2007-C1 Class A3
Series 2006-1 Class A2			5.383% due 02/15/40	97	105
6.000% due 03/25/36	569	508	Credit Suisse First Boston Mortgage
Series 2007-1 Class A1			Securities Corp.
6.000% due 03/25/37	1,825	1,621	Series 2002-CKN2 Class C1
Series 2007-9 Class A11			6.376% due 04/15/37	1,264	1,264
5.750% due 07/25/37	853	788	Series 2002-CP5 Class E
Citigroup Commercial Mortgage Trust			5.339% due 12/15/35	297	298
Series 2004-C1 Class B			Series 2003-C5 Class D
5.432% due 04/15/40	741	754	5.116% due 12/15/36	1,320	1,320
Series 2004-C1 Class E			Series 2004-C1 Class D
5.432% due 04/15/40	535	544	4.956% due 01/15/37 (Þ)	2,215	2,221
Citigroup Mortgage Loan Trust, Inc.			Series 2004-C4 Class B
Series 2007-10 Class 2A3A			4.816% due 10/15/39	1,330	1,359
5.668% due 09/25/37 (Ê)	105	88	Series 2004-C5 Class B
Commercial Mortgage Asset Trust			4.929% due 11/15/37	3,070	3,145

See accompanying notes which are an integral part of the financial statements.

412 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Series 2005-C2 Class A3				4.500% due 2035	38	41
4.691% due 04/15/37		1,170	1,190	5.000% due 2035	7,633	8,288
Credit Suisse Mortgage Capital				5.500% due 2035	139	153
Certificates				5.000% due 2036	6,417	6,970
Series 2006-TF2A Class D				5.500% due 2036	55	60
0.474% due 10/15/21 (Å)(Ê)		825	809	6.000% due 2036	476	520
DBRR Trust				4.500% due 2037	40	43
Series 2012-EZ1 Class B				5.000% due 2037	1,415	1,542
1.393% due 09/25/45 (Þ)		1,650	1,644	5.500% due 2037	765	833
Series 2013-EZ2 Class A				5.000% due 2038	3,701	4,020
0.853% due 02/25/45 (Þ)		813	814	5.500% due 2038	3,615	3,938
				6.000% due 2038	530	581
Deutsche Mortgage Securities, Inc. Re-				4.000% due 2039	1,929	2,033
REMIC Trust Certificates
Series 2005-WF1 Class 1A3				4.500% due 2039	3,904	4,174
5.233% due 06/26/35 (Ê)(Þ)		389	392	5.000% due 2039	233	252
				6.000% due 2039	71	78
Eurocredit CDO BV				4.000% due 2040	842	888
Series 2003-X Class A1				4.500% due 2040	983	1,056
0.805% due 10/20/16 (Ê)	EUR	729	981	5.000% due 2040	1,688	1,839
Extended Stay America Trust				1.403% due 2041(Ê)	330	342
Series 2013-ESFL Class A1FL				4.000% due 2041	1,995	2,103
0.974% due 12/05/31 (Ê)(Þ)		690	690	4.500% due 2041	94	100
Series 2013-ESFL Class CFL				5.000% due 2041	234	255
1.674% due 12/05/31 (Ê)(Þ)		390	378	5.500% due 2041	286	313
Series 2013-ESH7 Class A27				6.000% due 2041	1,498	1,639
2.958% due 12/05/31 (Þ)		1,275	1,254	1.353% due 2042(Ê)	106	108
Series 2013-ESH7 Class B7				4.000% due 2042	4,709	4,973
3.604% due 12/05/31 (Þ)		190	188	4.500% due 2042	126	136
Fannie Mae				4.000% due 2043	26	27
6.000% due 2014		4	4	15 Year TBA(Ï)
4.989% due 2015		2,033	2,129	3.500%	6,920	7,307
5.500% due 2017		83	88	4.000%	3,500	3,713
6.000% due 2017		23	24	4.500%	2,000	2,125
7.000% due 2017		24	26	30 Year TBA(Ï)
4.500% due 2019		180	191	5.000%	82,000	89,449
5.700% due 2019		920	1,023	Fannie Mae Grantor Trust
4.500% due 2020		44	47	Series 2001-T3 Class A1
3.000% due 2021		423	443	7.500% due 11/25/40	270	319
7.000% due 2022		282	299
4.500% due 2023		179	190	Series 2001-T4 Class A1
5.000% due 2023		50	54	7.500% due 07/25/41	720	873
4.000% due 2024		465	494	Series 2001-T8 Class A2
4.500% due 2024		4,204	4,470	9.500% due 07/25/41	19	23
4.000% due 2025		649	690	Series 2001-T10 Class A1
4.500% due 2025		901	980	7.000% due 12/25/41	52	61
4.000% due 2026		1,097	1,167	Series 2001-T10 Class A2
5.000% due 2027		220	239	7.500% due 12/25/41	936	1,097
5.000% due 2028		111	121	Series 2002-T4 Class A3
5.635% due 2028		729	731	7.500% due 12/25/41	8	9
5.000% due 2030		389	427	Series 2002-T19 Class A1
5.000% due 2031		35	39	6.500% due 07/25/42	453	521
2.480% due 2033(Ê)		44	47
4.500% due 2033		27	29	Series 2004-T1 Class 1A2
5.000% due 2033		1,309	1,427	6.500% due 01/25/44	829	958
5.000% due 2034		366	398	Series 2004-T2 Class 1A3
2.245% due 2035(Ê)		769	807	7.000% due 11/25/43	686	782
2.488% due 2035(Ê)		76	80	Fannie Mae REMICS
2.654% due 2035(Ê)		5,872	6,247

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 413

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2002-57 Class PG			Federal Home Loan Mortgage Corp.
5.500% due 09/25/17	336	358	Multifamily Structured Pass Through
Series 2003-63 Class GU			Certificates
4.000% due 07/25/33	1	1	Series 2011-K014 Class X1
Series 2004-70 Class EB			Interest Only STRIP
5.000% due 10/25/24	164	180	1.261% due 04/25/21	5,226	392
Series 2007-18 Class BD			Series 2011-K702 Class X1
5.750% due 05/25/36	2,129	2,212	Interest Only STRIP
			1.545% due 02/25/18	31,491	1,808
Series 2007-30 Class AF
0.480% due 04/25/37 (Ê)	174	173	Series 2011-K703 Class A1
			1.873% due 01/25/18	389	396
Series 2007-63 Class FC
0.520% due 07/25/37 (Ê)	440	440	Series 2012-K501 Class X1A
			Interest Only STRIP
Series 2007-73 Class A1			1.752% due 08/25/16	11,654	399
0.230% due 07/25/37 (Ê)	95	90
			Series 2012-K706 Class X1
Series 2009-96 Class DB			Interest Only STRIP
4.000% due 11/25/29	258	276	1.592% due 10/25/18	11,480	787
Series 2010-15 Class FD			Series 2013-K025 Class A1
0.910% due 03/25/40 (Ê)	1,112	1,119	1.875% due 04/25/22	1,064	1,049
Series 2010-141 Class MD			Federal Home Loan Mortgage Corp.
2.000% due 10/25/40	500	506	Structured Pass Through Securities
Series 2010-150 Class PC			Series 2002-51 Class 1A
3.000% due 10/25/40	802	831	6.500% due 09/25/43	164	189
Series 2011-53 Class FY			Series 2003-58 Class 2A
0.720% due 06/25/41 (Ê)	2,070	2,075	6.500% due 09/25/43	40	46
Series 2012-146 Class QA			Series 2005-63 Class 1A1
1.000% due 01/25/43	206	202	1.353% due 02/25/45 (Ê)	327	339
Fannie Mae Whole Loan			First Horizon Asset Securities, Inc.
Series 2002-W3 Class A4			Series 2005-AR4 Class 2A1
6.500% due 11/25/41	311	361	2.588% due 10/25/35 (Ê)	1,176	1,017
Series 2003-W2 Class 1A1			First Union-Lehman Brothers
6.500% due 07/25/42	163	189	Commercial Mortgage Trust II
Series 2004-W2 Class 2A2			Series 1997-C2 Class G
7.000% due 02/25/44	645	755	7.500% due 11/18/29 (Þ)	850	875
Series 2004-W9 Class 2A1			Freddie Mac
6.500% due 02/25/44	32	37	6.000% due 2016	36	38
Series 2004-W11 Class 1A2			6.000% due 2018	45	47
6.500% due 05/25/44	248	289	5.500% due 2019	876	945
Series 2004-W12 Class 1A1			5.500% due 2022	512	556
6.000% due 07/25/44	2,771	3,150	5.500% due 2029	209	227
			6.000% due 2029	16	18
Series 2005-W1 Class 1A2			6.000% due 2031	38	42
6.500% due 10/25/44	87	104	6.000% due 2033	103	114
Fannie Mae-Aces			2.403% due 2035(Ê)	134	141
Series 2006-M2 Class A2F			2.514% due 2035(Ê)	173	183
5.259% due 05/25/20	771	870	5.500% due 2038	896	968
FDIC Guaranteed Notes Trust			5.500% due 2039	213	230
Series 2010-C1 Class A			Freddie Mac REMICS
2.980% due 12/06/20 (Þ)	843	872	Series 2003-2559 Class PB
Series 2010-S1 Class 1A			5.500% due 08/15/30	1	1
0.730% due 02/25/48 (Ê)(Þ)	281	281	Series 2003-2632 Class AB
FDIC Trust			4.500% due 06/15/18	1,205	1,300
Series 2010-R1 Class A			Series 2003-2657 Class WT
2.184% due 05/25/50 (Þ)	3,198	3,220	4.500% due 08/15/18	403	428
Series 2011-R1 Class A			Series 2005-2922 Class JN
2.672% due 07/25/26 (Þ)	1,302	1,345	4.500% due 02/15/20	3,231	3,376

See accompanying notes which are an integral part of the financial statements.

414 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-3149 Class LF			GMAC Commercial Mortgage Securities,
0.474% due 05/15/36 (Ê)	257	257	Inc.
Series 2006-3173 Class PE			Series 1997-C2 Class G
6.000% due 04/15/35	49	50	6.750% due 04/15/29	666	754
Series 2006-R006 Class ZA			Series 2004-C3 Class A4
6.000% due 04/15/36	1,900	2,089	4.547% due 12/10/41	520	521
Series 2006-R007 Class ZA			Series 2004-C3 Class AAB
6.000% due 05/15/36	1,831	2,023	4.702% due 12/10/41	514	518
Series 2007-3335 Class BF			Series 2005-C1 Class A5
0.324% due 07/15/19 (Ê)	58	58	4.697% due 05/10/43	380	395
Series 2007-3335 Class FT			Government National Mortgage
0.324% due 08/15/19 (Ê)	165	165	Association
Series 2008-3414 Class JB			Series 2010-14 Class A
4.500% due 02/15/23	360	392	4.500% due 06/16/39	281	306
Series 2010-3640 Class JA			Series 2010-74 Class IO
1.500% due 03/15/15	420	421	Interest Only STRIP
			0.624% due 03/16/50	10,310	348
Series 2010-3673 Class QA
4.500% due 06/15/39	742	786	Series 2010-124 Class C
			3.392% due 03/16/45	675	705
Series 2010-3704 Class DC
4.000% due 11/15/36	405	433	Series 2010-H04 Class BI
			Interest Only STRIP
Series 2011-3816 Class D			1.386% due 04/20/60	5,633	344
3.500% due 08/15/28	1,744	1,815	Series 2010-H12 Class PT
Series 2011-3898 Class AF			5.470% due 11/20/59	1,387	1,496
0.744% due 06/15/41 (Ê)	2,424	2,438	Series 2010-H22 Class JI
Series 2012-4029 Class BG			Interest Only STRIP
2.500% due 07/15/41	236	237	2.496% due 11/20/60	4,508	487
Series 2012-4036 Class PA			Series 2011-127 Class IO
2.750% due 04/15/41	742	742	Interest Only STRIP
Series 2013-4157 Class MA			1.365% due 03/16/47	8,058	498
2.000% due 01/15/53	1,512	1,510	Series 2011-H21 Class HI
GE Capital Commercial Mortgage Corp.			Interest Only STRIP
Series 2004-C2 Class D			1.815% due 11/20/61	10,221	818
5.062% due 03/10/40	6,100	6,166	Series 2012-99 Class CI
Ginnie Mae I			Interest Only STRIP
9.500% due 2017	—	—	1.042% due 10/16/49	7,268	570
3.000% due 2027	1,998	2,069	Series 2012-115 Class IO
5.000% due 2038	43	47	Interest Only STRIP
5.000% due 2039	3,896	4,249	0.433% due 04/16/54	7,752	392
Ginnie Mae II			Series 2012-132 Class IO
1.750% due 2027(Ê)	31	32	Interest Only STRIP
1.625% due 2032(Ê)	39	40	1.140% due 06/16/54	13,744	1,058
3.500% due 2040(Ê)	11,276	11,841
4.000% due 2040(Ê)	752	792	Series 2012-147 Class AE
5.390% due 2059	3,796	4,113	1.750% due 07/16/47	1,601	1,541
5.508% due 2059	3,198	3,462	Series 2012-H11 Class CI
5.500% due 2060	2,989	3,342	Interest Only STRIP
4.502% due 2061	746	807	2.898% due 04/20/62	6,277	628
4.700% due 2061	1,681	1,837	Series 2013-2 Class IO
4.748% due 2061	3,658	3,990	Interest Only STRIP
4.582% due 2062	1,232	1,362	0.740% due 05/16/54	27,204	1,620
4.672% due 2062	747	822	Series 2013-H03 Class HI
4.674% due 2062	1,704	1,874	Interest Only STRIP
4.816% due 2062	1,781	1,967	2.577% due 12/20/62	5,707	715
4.856% due 2062	2,691	2,963
4.732% due 2063	1,659	1,838

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 415

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-H06 Class HI			Series 2001-CIB2 Class C
Interest Only STRIP			6.739% due 04/15/35	298	300
2.937% due 01/20/63	12,067	1,489	Series 2001-CIB2 Class D
Series 2013-H07 Class JL			6.847% due 04/15/35	103	106
Interest Only STRIP			Series 2002-C2 Class E
2.621% due 03/20/63	12,527	1,544	5.551% due 12/12/34	710	728
Greenpoint Mortgage Pass-Through			Series 2002-C3 Class D
Certificates			5.314% due 07/12/35	702	703
Series 2003-1 Class A1			Series 2003-C1 Class D
2.793% due 10/25/33 (Ê)	129	128	5.192% due 01/12/37	779	779
GS Mortgage Securities Corp. II			Series 2003-CB6 Class B
Series 2004-GG2 Class A6			5.356% due 07/12/37	415	415
5.396% due 08/10/38	1,361	1,383
			Series 2004-C1 Class A3
Series 2007-EOP Class A3			4.719% due 01/15/38	157	157
1.456% due 03/06/20 (Ê)(Þ)	4,300	4,303
			Series 2004-LN2 Class A2
Series 2013-KYO Class B			5.115% due 07/15/41	2,136	2,174
1.623% due 11/08/29 (Ê)(Þ)	595	589
			Series 2004-LN2 Class B
GSMPS Mortgage Loan Trust			5.137% due 07/15/41	150	154
Series 1998-1 Class A
8.000% due 09/19/27 (Þ)	50	51	Series 2005-CB13 Class A4
Series 1998-2 Class A			5.243% due 01/12/43	2,070	2,210
7.750% due 05/19/27 (Þ)	222	226	Series 2006-LDP6 Class ASB
Series 1998-3 Class A			5.490% due 04/15/43	776	800
7.750% due 09/19/27 (Þ)	10	11	Series 2006-LDP9 Class A1A
Series 1999-3 Class A			5.257% due 05/15/47	2,003	2,152
8.000% due 08/19/29 (Þ)	20	19	Series 2007-CB20 Class A4
Series 2005-RP1 Class 1A4			5.794% due 02/12/51	414	469
8.500% due 01/25/35 (Þ)	201	217	Series 2010-C2 Class A1
Series 2006-RP1 Class 1A2			2.749% due 11/15/43 (Þ)	1,321	1,360
7.500% due 01/25/36 (Þ)	402	405	JPMorgan Mortgage Trust
			Series 2004-A2 Class 1A1
Series 2006-RP1 Class 1A3			2.851% due 05/25/34 (Ê)	216	215
8.000% due 01/25/36 (Þ)	107	111
			Series 2005-A1 Class 6T1
Series 2006-RP1 Class 1A4			3.947% due 02/25/35 (Ê)	9	9
8.500% due 01/25/36 (Þ)	80	86
			Series 2005-A4 Class 1A1
GSR Mortgage Loan Trust			5.239% due 07/25/35 (Ê)	91	93
Series 2004-7 Class 1A1
2.465% due 06/25/34 (Ê)	161	159	Series 2006-A6 Class 1A2
Series 2005-AR6 Class 2A1			2.679% due 10/25/36 (Ê)	29	23
2.648% due 09/25/35 (Ê)	269	268	LB Commercial Mortgage Trust
			Series 1998-C4 Class G
Series 2006-2F Class 3A3			5.600% due 10/15/35 (Å)	791	803
6.000% due 02/25/36	2,514	2,193
			LB-UBS Commercial Mortgage Trust
Series 2006-3F Class 2A3			Series 2004-C7 Class A1A
5.750% due 03/25/36	363	329	4.475% due 10/15/29	1,311	1,348
Series 2006-8F Class 4A17			Series 2004-C7 Class A5
6.000% due 09/25/36	821	687	4.628% due 10/15/29	12	13
Series 2007-AR1 Class 1A1			Series 2005-C1 Class A3
2.783% due 03/25/37 (Ê)	2,739	2,180	4.545% due 02/15/30	25	25
HarborView Mortgage Loan Trust			Series 2005-C2 Class AJ
Series 2005-4 Class 3A1			5.205% due 04/15/30	1,800	1,873
2.751% due 07/19/35 (Ê)	723	621
			Series 2006-C6 Class A1A
Irvine Core Office Trust			5.342% due 09/15/39	407	440
Series 2013-IRV Class A1
2.068% due 05/15/48 (Þ)	791	774	Mastr Adjustable Rate Mortgages Trust
			Series 2005-1 Class B1
JP Morgan Chase Commercial Mortgage			3.864% due 03/25/35 (Ê)	250	25
Securities Trust
			Mastr Reperforming Loan Trust

See accompanying notes which are an integral part of the financial statements.

416 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-1 Class 1A3			Series 2010-GG10 Class A4A
7.000% due 08/25/34 (Þ)	497	514	5.799% due 08/15/45 (Þ)	4,500	4,967
Series 2005-2 Class 1A4			Series 2010-HQ4 Class AJ
8.000% due 05/25/35 (Þ)	349	341	4.970% due 04/15/40 (Þ)	880	904
Mellon Residential Funding Corp.			Mortgage-Linked Amortizing Notes
Mortgage Pass-Through Trust			Series 2012-1 Class A10
Series 2000-TBC2 Class A1			2.060% due 01/15/22	7,603	7,671
0.654% due 06/15/30 (Ê)	283	280	Motel 6 Trust
Merrill Lynch Mortgage Investors Trust			Series 2012-MTL6 Class A1
Series 1998-C1 Class A3			1.500% due 10/05/25 (Þ)	2,510	2,506
6.720% due 11/15/26	1,498	1,595	Series 2012-MTL6 Class A2
Series 1998-C3 Class IO			1.948% due 10/05/25 (Þ)	1,800	1,777
Interest Only STRIP			Series 2012-MTL6 Class XA1
0.916% due 12/15/30	1,330	35	Interest Only STRIP
Series 2005-A10 Class A			3.005% due 10/05/25 (Þ)	11,200	368
0.380% due 02/25/36 (Ê)	43	39	NCUA Guaranteed Notes
Merrill Lynch Mortgage Trust			Series 2010-R1 Class 2A
Series 2003-KEY1 Class B			1.840% due 10/07/20	1,458	1,471
5.334% due 11/12/35	1,750	1,749	Series 2010-R3 Class 3A
Series 2004-KEY2 Class A4			2.400% due 12/08/20	643	643
4.864% due 08/12/39	535	546	Nomura Asset Acceptance Corp.
Series 2004-KEY2 Class B			Alternative Loan Trust
4.947% due 08/12/39	1,977	2,026	Series 2004-AR4 Class 1A1
Series 2005-CIP1 Class A2			2.658% due 12/25/34 (Ê)	535	539
4.960% due 07/12/38	83	84	Series 2005-WF1 Class 2A2
Series 2005-CIP1 Class AM			4.786% due 03/25/35	151	154
5.107% due 07/12/38	1,728	1,832	NorthStar Mortgage Trust
MLCC Mortgage Investors, Inc.			Series 2012-1 Class A
Series 2005-3 Class 5A			1.385% due 08/25/29 (Ê)(Þ)	615	614
0.420% due 11/25/35 (Ê)	84	79	ORES NPL LLC
ML-CFC Commercial Mortgage Trust			Series 2012-LV1 Class A
Series 2007-6 Class A4			4.000% due 09/25/44 (Þ)	38	38
5.485% due 03/12/51	200	221	Prime Mortgage Trust
Morgan Stanley Capital I Trust			Series 2004-CL1 Class 1A2
Series 2003-IQ5 Class C			0.570% due 02/25/34 (Ê)	37	35
5.820% due 04/15/38	261	260	Series 2004-CL1 Class 2A2
Series 2003-IQ6 Class C			0.570% due 02/25/19 (Ê)	1	1
5.401% due 12/15/41 (Þ)	1,210	1,213	Prudential Commercial Mortgage Trust
Series 2004-HQ3 Class A4			Series 2003-PWR1 Class E
4.800% due 01/13/41	175	175	5.259% due 02/11/36 (Þ)	404	404
Series 2004-HQ3 Class E			RALI Trust
4.920% due 01/13/41	1,525	1,534	Series 2005-QS14 Class 2A1
Series 2004-HQ4 Class A7			6.000% due 09/25/35	211	172
4.970% due 04/14/40	222	225	Reperforming Loan REMIC Trust
Series 2004-IQ7 Class A4			Series 2005-R2 Class 2A4
5.376% due 06/15/38	27	27	8.500% due 06/25/35 (Þ)	112	120
Series 2004-T13 Class C			Residential Asset Securitization Trust
4.790% due 09/13/45	500	505	Series 2005-A10 Class A3
			5.500% due 09/25/35	368	317
Series 2006-HQ8 Class A4
5.416% due 03/12/44	600	645	Series 2006-A9CB Class A6
			6.000% due 09/25/36	570	359
Morgan Stanley Dean Witter Capital I
Trust			RFMSI Trust
Series 2001-TOP3 Class C			Series 2006-S10 Class 1A7
6.790% due 07/15/33	500	509	6.000% due 10/25/36	450	408
Morgan Stanley Re-REMIC Trust			Rref, LLC

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 417

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-LT2 Class A			Series 2003-C9 Class B
2.833% due 05/22/28 (Þ)	509	509	5.109% due 12/15/35	510	510
Salomon Brothers Mortgage Securities			Series 2003-C9 Class D
VII, Inc.			5.209% due 12/15/35	2,720	2,720
Series 2003-UP2 Class A1			WaMu Mortgage Pass-Through
7.000% due 12/25/18	80	86	Certificates Trust
Sequoia Mortgage Trust			Series 2002-AR6 Class A
Series 2004-9 Class A2			1.553% due 06/25/42 (Ê)	48	44
0.739% due 10/20/34 (Ê)	815	775	Series 2002-AR9 Class 1A
SMA Issuer I LLC			1.553% due 08/25/42 (Ê)	130	119
Series 2012-LV1 Class A			Series 2003-AR7 Class A7
3.500% due 08/20/25 (Þ)	223	224	2.309% due 08/25/33 (Ê)	113	114
Structured Asset Mortgage Investments			Series 2004-AR13 Class A2A
Trust			0.558% due 11/25/34 (Ê)	389	371
Series 2002-AR3 Class A1			Series 2006-AR11 Class 2A
0.833% due 09/19/32 (Ê)	13	13	2.456% due 09/25/46 (Ê)	351	333
Structured Asset Securities Corp.			Washington Mutual Mortgage Pass
Mortgage Pass Through Certificates			Through Certificates
Series 2001-21A Class 1A1			Series 2007-HY3 Class 4A1
2.330% due 01/25/32 (Ê)	10	9	2.531% due 03/25/37 (Ê)	2,262	2,122
Series 2003-34A Class 6A			Washington Mutual Mortgage Pass-
2.665% due 11/25/33 (Ê)	295	291	Through Certificates
Structured Asset Securities Corp. Trust			Series 2005-AR13 Class A1A1
Series 2005-16 Class 1A2			0.460% due 10/25/45 (Ê)	631	584
5.500% due 09/25/35	571	566	Wells Fargo Mortgage Backed Securities
Suntrust Adjustable Rate Mortgage Loan			Trust
Trust			Series 2004-CC Class A1
Series 2007-2 Class 3A3			2.616% due 01/25/35 (Ê)	99	99
5.350% due 04/25/37 (Ê)	3,904	3,206	Series 2005-AR2 Class 2A1
Wachovia Bank Commercial Mortgage			2.673% due 03/25/35 (Ê)	225	225
Trust			Series 2005-AR16 Class 6A3
Series 2004-C14 Class D			2.633% due 10/25/35 (Ê)	2,973	2,995
5.269% due 08/15/41	1,056	1,082
			Series 2006-3 Class A1
Series 2004-C14 Class E			5.500% due 03/25/36	26	26
5.358% due 08/15/41 (Þ)	655	670
			Series 2006-6 Class 1A22
Series 2004-C14 Class F			6.000% due 05/25/36 (Ê)	2,115	1,999
5.526% due 08/15/41 (Þ)	495	505
			Series 2006-AR2 Class 2A1
Series 2004-C15 Class A4			2.633% due 03/25/36	439	438
4.803% due 10/15/41	100	103
			Series 2006-AR2 Class 2A3
Series 2004-C15 Class B			2.633% due 03/25/36 (Ê)	1,250	1,235
4.892% due 10/15/41	320	330
			Series 2006-AR4 Class 1A1
Series 2005-C17 Class A4			5.768% due 04/25/36 (Ê)	963	909
5.083% due 03/15/42	100	104
			Series 2006-AR10 Class 4A1
Series 2005-C22 Class A3			2.685% due 07/25/36 (Ê)	536	484
5.309% due 12/15/44	4	4
			Series 2006-AR10 Class 5A6
Series 2007-C31 Class A2			2.614% due 07/25/36 (Ê)	111	106
5.421% due 04/15/47	275	276
			Series 2006-AR17 Class A1
Series 2007-C31 Class A4			2.614% due 10/25/36 (Ê)	1,494	1,363
5.509% due 04/15/47	100	110
			Series 2007-AR8 Class A1
Series 2007-C32 Class A2			5.934% due 11/25/37 (Ê)	705	631
5.728% due 06/15/49	223	230
Series 2007-WHL8 Class A1					461,962
0.254% due 06/15/20 (Ê)(Þ)	1,291	1,274	Municipal Bonds - 0.1%
Wachovia Commercial Mortgage			County of Santa Clara California General
Securities, Inc. Pass Through			Obligation Unlimited
Certificates			5.000% due 08/01/30	1,000	1,090

See accompanying notes which are an integral part of the financial statements.

418 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Grand Parkway Transportation Corp.				Series 2012-1 Class A
Revenue Bonds				1.099% due 03/25/22 (Ê)	EUR	195	266
1.000% due 10/01/17 (Ê)		220	220	United Kingdom Gilt
			1,310	1.250% due 07/22/18	GBP	310	492
Non-US Bonds - 1.9%				2.250% due 09/07/23	GBP	310	481
Autonomous Community of Catalonia				3.250% due 01/22/44	GBP	830	1,267
3.875% due 04/07/15	EUR	1,850	2,537	3.500% due 07/22/68	GBP	285	464
Autonomous Community of Valencia				Wood Street CLO 1 BV
Spain				Series 2005-I Class A
4.375% due 07/16/15	EUR	100	138	0.544% due 11/22/21 (Ê)	EUR	434	580
Brazil Notas do Tesouro Nacional							25,026
Series NTNF				United States Government Treasuries - 12.5%
10.000% due 01/01/17	BRL	2,954	1,314
				United States Treasury Inflation Indexed
Cadogan Square CLO III BV				Bonds
Series 2006-3X Class A				1.625% due 01/15/15		3,785	3,900
0.562% due 01/17/23 (Ê)	EUR	837	1,109
				0.375% due 07/15/23		608	608
Granite Master Issuer PLC
Series 2004-2 Class 3A				United States Treasury Notes
0.838% due 06/20/44 (Ê)	GBP	176	279	0.375% due 11/15/14		12,500	12,529
Series 2005-4 Class A5				0.250% due 01/31/15		21,000	21,019
0.327% due 12/20/54 (Ê)	EUR	924	1,243	0.375% due 04/15/15		8,375	8,394
Series 2006-4 Class A7				0.250% due 05/15/15		1,400	1,400
0.347% due 12/20/54 (Ê)	EUR	217	293	0.375% due 06/15/15		8,160	8,177
Harbourmaster CLO 4 BV				0.375% due 06/30/15		24,000	24,050
Series 2004-4X Class A1				0.250% due 09/30/15		10,255	10,246
0.568% due 10/11/19 (Ê)	EUR	650	880	0.250% due 12/15/15		4,405	4,397
Italy Buoni Poliennali Del Tesoro				0.375% due 02/15/16		12,775	12,772
2.500% due 03/01/15	EUR	1,200	1,660	2.250% due 03/31/16		2,335	2,439
4.500% due 07/15/15	EUR	2,470	3,528	0.250% due 04/15/16		2,115	2,106
Italy Certificati di Credito del Tesoro				1.000% due 08/31/16		4,650	4,708
Zero coupon due 06/30/15	EUR	2,400	3,184
Leopard CLO III BV				0.875% due 09/15/16		20,080	20,268
Series 2005-X Class A1				0.750% due 03/31/18		600	590
0.590% due 04/21/20 (Ê)	EUR	112	150	1.500% due 08/31/18		1,560	1,578
Mercator CLO II PLC				1.375% due 09/30/18		24,505	24,603
Series 2007-X Class A1				2.500% due 08/15/23		565	563
0.461% due 02/18/24 (Ê)	EUR	362	480				164,347
Mexican Bonos
Series M				Total Long-Term Investments
6.250% due 06/16/16	MXN	12,825	1,031	(cost $1,097,403)			1,103,877
6.500% due 06/10/21	MXN	16,020	1,286	Preferred Stocks - 0.1%
Mexican Udibonos				Financial Services - 0.1%
Series S
5.000% due 06/16/16	MXN	1,995	170	DG Funding Trust (Å)		219	1,551
4.000% due 11/15/40	MXN	998	80
Peruvian Government International				Total Preferred Stocks
Bond				(cost $2,308)			1,551
Series REGS				Short-Term Investments - 13.6%
8.600% due 08/12/17	PEN	2,440	1,008	Ally Financial, Inc.
Province of Ontario Canada				3.465% due 02/11/14 (Ê)		1,500	1,505
4.300% due 03/08/17	CAD	500	520	4.500% due 02/11/14		900	907
Sweden Government Bond
Series 1057				3.653% due 06/20/14 (Ê)		300	303
1.500% due 11/13/23	SEK	4,080	586	American International Group, Inc.
Titrisocram				Series MPLE
				4.900% due 06/02/14	CAD	3,000	2,928

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 419

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal			Fair
	Amount ($)		Value		Amount ($)			Value
	or Shares		$		or Shares			$
Anadarko Petroleum Corp.				6.000% due 04/01/14		3		2
5.750% due 06/15/14		1,100	1,132	6.000% due 07/01/14		5		5
Anheuser-Busch InBev Worldwide, Inc.				Federal Home Loan Bank Discount
Series FRN				Notes
0.788% due 01/27/14 (Ê)		2,000	2,003	Zero coupon due 11/29/13 (ç)(~)		3,600		3,600
Autonomous Community of Madrid				Zero coupon due 12/27/13 (ç)(~)		700		700
Spain				Zero coupon due 02/19/14 (~)		15,600		15,598
4.305% due 03/06/14	EUR	200	274
				Ford Motor Credit Co. LLC
Banco Bradesco SA				8.700% due 10/01/14		500		536
2.363% due 05/16/14 (Ê)(Þ)		2,100	2,113
				Freddie Mac
Banco do Brasil SA				6.000% due 06/01/14		2		2
Zero coupon due 01/24/14 (~)		400	399
				General Electric Capital Corp.
Bank of America Corp.				Series MTNA
7.375% due 05/15/14		500	518	0.514% due 09/15/14 (Ê)		2,525		2,531
Banque PSA Finance SA				General Mills, Inc.
Series 144a				0.613% due 05/16/14 (Ê)		1,000		1,001
2.144% due 04/04/14 (Å)(Ê)		800	798
				Imperial Tobacco Finance PLC
BNP Paribas SA				4.375% due 11/22/13	EUR	800		1,088
Series BKNT
1.144% due 01/10/14 (Ê)		1,300	1,302	International Lease Finance Corp.
				6.500% due 09/01/14 (Þ)		3,975		4,139
BP Capital Markets PLC
3.625% due 05/08/14		575	585	Intesa Sanpaolo SpA
				2.662% due 02/24/14 (Ê)(Þ)		700		703
Cameron International Corp.
1.191% due 06/02/14 (Ê)		500	502	Italy Buoni Ordinari del Tesoro
				Zero coupon due 07/14/14	EUR	1,500		2,027
Cellco Partnership / Verizon Wireless
Capital LLC				Zero coupon due 08/14/14	EUR	2,400		3,239
7.375% due 11/15/13		2,710	2,715	Zero coupon due 09/12/14	EUR	4,400		5,935
Central American Bank for Economic				Zero coupon due 10/14/14	EUR	500		674
Integration				Itau Unibanco SA
5.375% due 09/24/14 (Þ)		700	725	Zero coupon due 11/08/13 (ç)(~)		5,500		5,446
CIT Group, Inc.				Koninklijke KPN NV
5.250% due 04/01/14 (Þ)		2,100	2,134	Series GMTN
Citigroup, Inc.				4.750% due 05/29/14	EUR	550		764
5.000% due 09/15/14		400	414	Korea Development Bank (The)
Coca-Cola Enterprises, Inc.				8.000% due 01/23/14		600		610
1.125% due 11/12/13		860	860	Mexican Bonos
Commonwealth Edison Co.				Series M
1.625% due 01/15/14		855	857	8.000% due 12/19/13	MXN	33,000		2,542
Credit Agricole Home Loan SFH				Mexico Cetes
0.992% due 07/21/14 (Ê)(Þ)		1,800	1,806	Series BI
Credit Agricole SA				Zero coupon due 11/14/13	MXN	269,960		2,066
1.692% due 01/21/14 (Å)(Ê)		1,300	1,304	Zero coupon due 01/23/14	MXN	29,000		221
Deutsche Telekom International Finance				Zero coupon due 02/06/14	MXN	85,000		646
BV				National Australia Bank, Ltd.
4.375% due 06/02/14	EUR	475	659	0.966% due 04/11/14 (Ê)(Þ)		2,400		2,407
Devon Energy Corp.				Nordea Eiendomskreditt AS
5.625% due 01/15/14		615	621	0.663% due 04/07/14 (Ê)(Þ)		1,300		1,302
Dexia Credit Local SA				PACCAR, Inc.
0.717% due 04/29/14 (Ê)(Þ)		1,400	1,401	6.875% due 02/15/14		700		713
Series EMTN				Quebecor World Capital Corp.
0.918% due 04/01/14 (Ê)	GBP	1,700	2,727	6.125% due 11/15/13 (Ø)		70		—
Series REGS				RCI Banque SA
2.750% due 01/10/14		6,700	6,728	Series 144a
Duke Energy Corp.				2.116% due 04/11/14 (Ê)(Þ)		1,800		1,803
3.950% due 09/15/14		750	772	Russell U.S. Cash Management Fund	50,181,688		(8)	50,182
Fannie Mae				Spain Government Bond

See accompanying notes which are an integral part of the financial statements.

420 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair		Principal	Fair
		Amount ($)		Value		Amount ($)	Value
		or Shares		$		or Shares	$
4.750% due 07/30/14		EUR	2,800	3,912	Agreement with Barclays and State
3.300% due 10/31/14		EUR	1,000	1,390	Street Bank (Tri-Party) of $8,900
Spain Letras del Tesoro					dated October 25, 2013 at 0.050%
Zero coupon due 06/20/14		EUR	1,600	2,163	to be repurchased at $8,900 on
					November 6, 2013 collateralized by:
Zero coupon due 10/17/14		EUR	4,600	6,202	$9,004 par various United States
SSIF Nevada, LP					Treasury Obligations, valued at
0.944% due 04/14/14 (Ê)(Þ)			3,700	3,710	$9,020	8,900	8,900
Union Pacific Corp.					Agreement with Credit Suisse and State
5.375% due 05/01/14			1,000	1,023	Street Bank (Tri-Party) of $25,500
United States Treasury Bills					dated October 31, 2013 at 0.120%
0.026% due 01/16/14 (~)			271	271	to be repurchased at $25,500 on
Zero coupon due 01/23/14 (~)			260	260	November 1, 2013 collateralized by:
					$26,471 par various United States
0.065% due 01/30/14 (~)			641	641	Treasury Obligations, valued at
Zero coupon due 10/16/14 (~)			590	589	$26,043	25,500	25,500
United States Treasury Notes					Agreement with Deutsche Bank and
0.250% due 10/31/14			1,900	1,902	State Street Bank (Tri-Party) of
Verizon Communications, Inc.					$12,900 dated October 22, 2013 at
Series FRN					0.030% to be repurchased at $12,900
0.858% due 03/28/14 (Ê)			2,400	2,404	on November 1, 2013 collateralized
WM Wrigley Jr Co.					by: $13,228 par various United
3.700% due 06/30/14 (Å)			2,300	2,343	States Treasury Obligations, valued
					at $13,114	12,900	12,900
WPP Finance UK					Agreement with Deutsche Bank and
8.000% due 09/15/14			1,865	1,977	State Street Bank (Tri-Party) of
XL Group PLC					$6,600 dated October 31, 2013 at
5.250% due 09/15/14			1,101	1,142	0.120% to be repurchased at $6,600
					on November 1, 2013 collateralized
Total Short-Term Investments					by: $6,682 par various United States
(cost $179,152)				179,403	Treasury Obligations, valued at
Repurchase Agreements - 10.6%					$6,694	6,600	6,600
Agreement with Bank of America					Agreement with JPMorgan and State
and State Street Bank (Tri-Party) of					Street Bank (Tri-Party) of $24,700
$25,000 dated October 31, 2013 at					dated October 28, 2013 at 0.070%
0.130% to be repurchased at $25,000					to be repurchased at $24,700 on
on November 1, 2013 collateralized					November 12, 2013 collateralized by:
by: $27,872 par various United					$24,590 par various United States
States Treasury Obligations, valued					Treasury Obligations, valued at
at $25,392	.		25,000	25,000	$25,048. (Å)	24,700	24,700
Agreement with Barclays and State					Agreement with JPMorgan and State
Street Bank (Tri-Party) of $12,300					Street Bank (Tri-Party) of $4,000
dated October 31, 2013 at 0.120%					dated October 31, 2013 at 0.140%
to be repurchased at $12,300 on					to be repurchased at $4,000 on
November 1, 2013 collateralized by:					November 1, 2013 collateralized by:
$12,705 par various United States					$4,330 par various United States
Treasury Obligations, valued at					Agency Obligations, valued at
$12,500	.		12,300	12,300	$4,044	4,000	4,000
Agreement with Barclays and State					Agreement with Morgan Stanley
Street Bank (Tri-Party) of $8,900					and State Street Bank (Tri-Party) of
dated October 25, 2013 at 0.050%					$11,100 dated October 31, 2013 at
to be repurchased at $8,900 on					0.130% to be repurchased at $11,100
November 4, 2013 collateralized by:					on November 1, 2013 collateralized
$8,880 par various United States					by: $11,211 par various United
Treasury Obligations, valued at					States Treasury Obligations, valued
$9,066	.		8,900	8,900	at $11,285	11,100	11,100

					Total Repurchase Agreements
					(cost $139,900)		139,900

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 421

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($)	Value
or Shares	$

Total Investments 107.9%
(identified cost $1,418,763)	1,424,731

Other Assets and Liabilities,
Net - (7.9%)	(104,449)

Net Assets - 100.0%	1,320,282

See accompanying notes which are an integral part of the financial statements.

422 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal		Cost per	Cost		Fair Value
% of Net Assets	Acquisition	Amount ($)		Unit	(000)		(000)
Securities	Date	or Shares		$		$	$
3.6%
ABN AMRO Bank NV	10/23/13		1,100,000	100.00		1,100	1,100
AIMCO CLO	10/23/13		897,798	98.94		888	881
Banco Nacional de Costa Rica	10/25/13		1,280,000	99.33		1,271	1,278
Banque PSA Finance SA	03/28/11		800,000	100.00		800	798
CFC LLC	10/17/13		2,985,000	100.00		2,985	2,986
Credit Agricole SA	01/13/11		1,300,000	100.00		1,300	1,304
Credit Suisse Mortgage Capital Certificates	06/29/11		824,568	97.90		807	809
Dayton Power & Light Co. (The)	09/12/13		300,000	99.84		299	303
DG Funding Trust	11/05/03		219	10,537.12		2,308	1,551
Export-Import Bank of Korea	03/15/12		1,600,000	100.00		1,600	1,602
Florida Gas Transmission Co. LLC	07/08/10		500,000	99.99		500	524
Hidden Ridge Facility Trustee	01/10/13		5,089,235	112.02		5,701	5,380
LB Commercial Mortgage Trust	10/24/13		791,058	101.37		802	803
MT Wilson Clo II, Ltd.	10/28/13		1,077,844	98.94		1,066	1,066
NBCUniversal Enterprise, Inc.	10/25/13		100,000	100.57		101	101
Agreement with JPMorgan and State Street Bank (Tri-Party) of $24,700 dated October 28, 2013 at 0.070% to be repurchased at $24,700 on
November 12, 2013 collateralized by: $24,590 par various United States
Treasury Obligations, valued at $25,048.	10/22/13	24,700,000		100.00		24,700	24,700
WM Wrigley Jr Co.	02/28/13		2,300,000	101.91		2,344	2,343
							47,529
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
	Number of		Notional		Expiration		(Depreciation)
	Contracts		Amount		Date		$

Long Positions
Euro-Bobl Futures (Germany)		15	EUR	1,879	12/13		15
Euro-BTP Italian Government Bond Futures (Italy)		1	EUR	115	12/13		7
Eurodollar Futures (CME)		2,389	USD	592,472	09/15		960
Eurodollar Futures (CME)		967	USD	239,369	12/15		235
Three Month Sterling Interest Rate Futures (United Kingdom)		91	GBP	11,290	12/14		30
United States Treasury 30 Year Bond Futures		9	USD	1,213	12/13		(1)
United States Treasury 2 Year Note Futures		876	USD	193,090	12/13		362
United States Treasury 5 Year Note Futures		9	USD	1,095	12/13		—
United States Treasury 10 Year Note Futures		402	USD	51,198	12/13		392
Short Positions
Australia Government 10 Year Treasury Bond Futures (SFE) (Australia)		7	AUD	816	12/13		(4)
Australia Government 3 Year Treasury Bond Futures (SFE) (Australia)		20	AUD	2,169	12/13		(5)
Euro-Bund Futures (Germany)		14	EUR	1,988	12/13		(12)
Japan Government 10 Year Bond Futures (TSE) (Japan)		3	JPY	435,210	12/13		(67)
Japan Government mini-10 Year Bond Futures (TSE) (Japan)		21	JPY	304,542	12/13		(44)
United Kingdom Long Gilt Bond Futures (United Kingdom)		45	GBP	5,007	12/13		(47)
United States Treasury 30 Year Bond Futures		190	USD	25,614	12/13		(315)
United States Treasury 5 Year Note Futures		438	USD	53,299	12/13		(459)
United States Treasury 10 Year Note Futures		351	USD	44,703	12/13		(1,015)
United States Treasury Ultra Long-Term Bond Futures		1	USD	144	12/13		(2)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							30

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 423

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Eurodollar Futures (CME)	Put	48	97.38	USD	120	03/12/14	(17)
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.400%	Call	3	0.00		5,000	03/12/14	(8)
USD Three Month LIBOR/USD 0.550%	Call	1	0.00		34,000	01/15/14	(71)
USD Three Month LIBOR/USD 0.650%	Call	1	0.00		13,500	12/18/13	(20)
USD Three Month LIBOR/USD 0.650%	Call	1	0.00		7,300	01/15/14	(5)
USD Three Month LIBOR/USD 1.400%	Call	1	0.00		17,900	01/27/14	(39)
USD 0.400%/USD Three Month LIBOR	Put	3	0.00		5,000	03/12/14	(3)
USD 0.750%/USD Three Month LIBOR	Put	1	0.00		34,000	01/15/14	(17)
USD 0.900%/USD Three Month LIBOR	Put	1	0.00		7,300	01/15/14	(8)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		13,500	12/18/13	(2)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		8,600	11/27/13	(4)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		17,900	01/27/14	(31)
Total Liability for Options Written (premiums received $424)							(225)

Transactions in options written contracts for the period ended October 31, 2013 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2012				17	$559
Opened				91	1,497
Closed				(33)	(1,167)
Expired				(12)	(465)
Outstanding October 31, 2013				63	$424

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty			Sold	Bought		Settlement Date	$
Bank of America		USD	851	EUR	630	11/04/13	5
Bank of America		AUD	678	USD	649	11/27/13	9
Bank of America		CHF	294	USD	330	11/29/13	6
Bank of America		EUR	87	USD	120	12/03/13	2
Bank of America		JPY	56,166	USD	573	11/18/13	2
Bank of America		JPY	489,026	USD	5,001	11/27/13	26
Bank of America		NOK	1,010	USD	170	11/29/13	1
Bank of America		NZD	535	USD	446	11/29/13	5
Bank of America		SEK	7,118	USD	1,118	11/29/13	21
Barclays		USD	29	BRL	65	11/04/13	—
Barclays		USD	43,978	EUR	31,926	11/04/13	(631)
Barclays		USD	574	EUR	417	11/05/13	(8)
Barclays		USD	55	GBP	34	11/29/13	—
Barclays		USD	652	GBP	404	12/12/13	(4)
Barclays		USD	1,580	MXN	20,447	11/27/13	(16)
Barclays		EUR	417	USD	574	11/29/13	8
Barclays		EUR	31,926	USD	43,981	12/03/13	631
Barclays		GBP	34	USD	55	11/05/13	—
Barclays		MXN	1,100	USD	85	11/29/13	1
Barclays		MXN	1,100	USD	85	11/29/13	1
BNP Paribas		USD	1,380	CAD	1,436	11/29/13	(4)
BNP Paribas		USD	97	NOK	573	11/29/13	(1)
BNP Paribas		CLP	81,700	USD	161	11/29/13	2
BNP Paribas		MXN	8,414	USD	651	02/06/14	12
Citigroup		CAD	3,547	USD	3,458	12/23/13	61
Citigroup		EUR	8	USD	11	12/03/13	—

See accompanying notes which are an integral part of the financial statements.

424 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	GBP	3,263	USD	5,208	12/12/13	(23)
Commonwealth Bank of Australia	AUD	58	USD	56	11/29/13	1
Credit Suisse	USD	2,560	BRL	5,944	11/04/13	93
Credit Suisse	USD	170	BRL	372	12/03/13	(5)
Credit Suisse	BRL	35	USD	16	11/04/13	—
Credit Suisse	BRL	372	USD	171	11/04/13	5
Credit Suisse	BRL	5,537	USD	2,514	11/04/13	42
Deutsche Bank	USD	1,151	AUD	1,199	11/29/13	(19)
Deutsche Bank	USD	635	EUR	461	11/05/13	(9)
Deutsche Bank	USD	201	JPY	19,519	11/29/13	(2)
Deutsche Bank	USD	128	SEK	828	11/05/13	—
Deutsche Bank	EUR	461	USD	635	11/29/13	9
Deutsche Bank	JPY	8,300	USD	85	11/29/13	—
Deutsche Bank	SEK	828	USD	128	11/29/13	—
Goldman Sachs	CAD	290	USD	279	11/29/13	1
Goldman Sachs	EUR	8,341	USD	11,288	11/04/13	(37)
Goldman Sachs	MXN	1,100	USD	84	11/29/13	—
Goldman Sachs	MXN	33,962	USD	2,517	12/19/13	(77)
HSBC	USD	84	CHF	75	11/29/13	—
HSBC	USD	229	EUR	168	11/29/13	(1)
HSBC	USD	39	ZAR	380	11/29/13	(1)
HSBC	AUD	88	USD	84	11/29/13	2
HSBC	JPY	8,300	USD	85	11/29/13	—
HSBC	MXN	1,100	USD	85	11/29/13	—
HSBC	SGD	187	USD	151	11/29/13	—
JPMorgan Chase	USD	2	HUF	395	11/29/13	—
JPMorgan Chase	USD	168	SEK	1,070	11/29/13	(3)
JPMorgan Chase	AUD	175	USD	168	11/29/13	3
JPMorgan Chase	CHF	150	USD	167	11/29/13	2
JPMorgan Chase	CZK	830	USD	44	11/29/13	1
JPMorgan Chase	EUR	3,528	USD	4,758	11/04/13	(32)
JPMorgan Chase	EUR	6,457	USD	8,708	11/04/13	(58)
JPMorgan Chase	EUR	168	USD	231	11/29/13	3
JPMorgan Chase	GBP	140	USD	226	11/29/13	1
JPMorgan Chase	JPY	16,700	USD	170	11/29/13	—
JPMorgan Chase	MXN	13,332	USD	1,051	11/14/13	30
JPMorgan Chase	MXN	13,333	USD	1,051	11/14/13	30
JPMorgan Chase	MXN	9,498	USD	716	12/17/13	(9)
JPMorgan Chase	MXN	2,875	USD	223	01/23/14	4
JPMorgan Chase	NOK	1,010	USD	171	11/29/13	1
Morgan Stanley	USD	2,514	BRL	5,537	11/04/13	(42)
Morgan Stanley	USD	84	CHF	75	11/29/13	(1)
Morgan Stanley	USD	201	JPY	19,519	11/29/13	(2)
Morgan Stanley	USD	582	MXN	7,482	12/17/13	(11)
Morgan Stanley	AUD	87	USD	84	11/29/13	1
Morgan Stanley	BRL	236	USD	108	11/04/13	3
Morgan Stanley	BRL	5,301	USD	2,321	11/04/13	(45)
Morgan Stanley	CLP	24,300	USD	48	11/29/13	1
Morgan Stanley	EUR	1,056	USD	1,444	11/04/13	10
Morgan Stanley	EUR	4,959	USD	6,782	11/04/13	49
National Australia Bank	GBP	1,903	USD	3,077	11/29/13	27
National Australia Bank	JPY	73,250	USD	752	11/29/13	7
Royal Bank of Canada	USD	30	BRL	65	11/04/13	—
Royal Bank of Canada	USD	30	BRL	65	12/03/13	(1)
Royal Bank of Canada	USD	240	MXN	3,097	11/29/13	(3)
Royal Bank of Canada	BRL	65	USD	30	11/04/13	1
Royal Bank of Canada	CAD	115	USD	111	11/29/13	—
Royal Bank of Scotland	USD	634	EUR	461	11/05/13	(8)
Royal Bank of Scotland	EUR	461	USD	634	11/29/13	8

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 425

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	GBP	4,441	USD	6,937	12/12/13	(183)
Standard Chartered	USD	34	EUR	25	11/29/13	—
State Street	AUD	57	USD	55	11/29/13	1
State Street	EUR	2,378	USD	3,283	11/29/13	53
State Street	GBP	90	USD	146	11/29/13	2
UBS	USD	23	KRW	24,282	11/29/13	—
UBS	USD	34	TWD	1,000	11/29/13	—
UBS	EUR	116	USD	159	11/04/13	1
UBS	EUR	8,099	USD	10,922	11/04/13	(73)
UBS	GBP	92	USD	149	11/29/13	1
UBS	INR	1,400	USD	23	11/29/13	—
Westpac	USD	1,273	EUR	924	12/03/13	(19)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(142)

Interest Rate Swaps

Amounts in thousands
						Fair
					Termination	Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Bank of America	JPY	17,380	Six Month LIBOR	2.652%	03/08/43	(3)
Bank of America	JPY	3,000	Six Month LIBOR	2.550%	04/30/43	—
Barclays	MXN	60,000	4.120%	Mexico Interbank 28 Day Deposit Rate	10/26/15	(5)
Barclays	GBP	110	Six Month LIBOR	1.877%	11/08/22	8
Barclays	JPY	4,755	Six Month LIBOR	2.548%	04/30/43	—
BNP Paribas	BRL	2,700	9.120%	Brazil Interbank Deposit Rate	01/02/17	(52)
Citigroup	USD	13,500	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(94)
Credit Suisse	JPY	15,410	Six Month LIBOR	0.820%	02/18/23	(2)
Deutsche Bank	JPY	15,415	Six Month LIBOR	0.816%	02/18/23	(2)
Goldman Sachs	USD	26,000	1.500%	Three Month LIBOR	03/18/16	187
Goldman Sachs	USD	13,500	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(94)
Goldman Sachs	JPY	4,245	Six Month LIBOR	2.540%	04/30/43	—
Goldman Sachs	USD	5,200	Three Month LIBOR	3.500%	12/18/43	125
HSBC	BRL	700	8.950%	Brazil Interbank Deposit Rate	01/02/17	(14)
HSBC	MXN	19,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	32
JPMorgan Chase	GBP	600	Six Month LIBOR	0.910%	09/17/15	—
JPMorgan Chase	CHF	505	Six Month LIBOR	0.140%	12/18/15	—
JPMorgan Chase	CHF	1,560	Six Month LIBOR	0.240%	12/18/15	(4)
JPMorgan Chase	GBP	1,855	Six Month LIBOR	2.623%	12/16/17	(32)
JPMorgan Chase	GBP	3,630	Six Month LIBOR	2.239%	12/16/17	11
Morgan Stanley	MXN	60,000	4.120%	Mexico Interbank 28 Day Deposit Rate	10/26/15	(5)
Morgan Stanley	USD	10,500	1.500%	Three Month LIBOR	03/18/16	76
Morgan Stanley	BRL	2,300	9.140%	Brazil Interbank Deposit Rate	01/02/17	(43)
Morgan Stanley	MXN	10,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	17
Morgan Stanley	USD	18,000	Three Month LIBOR	3.000%	12/18/23	(423)
Morgan Stanley	USD	11,900	Three Month LIBOR	3.500%	12/18/43	286
UBS	BRL	4,000	8.900%	Brazil Interbank Deposit Rate	01/02/17	(84)
Total Fair Value on Open Interest Rate Swap
Contracts Premiums Paid (Received) - $764 (å)						(115)

See accompanying notes which are an integral part of the financial statements.

426 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Ally Financial, Inc.	JPMorgan Chase	2.782%	USD	500	5.000%	06/20/15	21
Bank of America Corp.	Deutsche Bank	0.273%	USD	1,400	1.000%	09/20/14	10
Berkshire Hathaway, Inc.	Barclays	0.095%	USD	300	1.000%	12/20/13	1
Berkshire Hathaway, Inc.	Bank of America	0.326%	USD	400	1.000%	03/20/16	7
Citigroup, Inc.	Deutsche Bank	0.221%	USD	3,700	1.000%	09/20/14	30
GE Capital Corp.	Citigroup	0.153%	USD	200	4.325%	12/20/13	2
GE Capital Corp.	Citigroup	0.153%	USD	200	4.200%	12/20/13	2
GE Capital Corp.	Deutsche Bank	0.153%	USD	100	4.900%	12/20/13	1
GE Capital Corp.	Deutsche Bank	0.153%	USD	200	4.230%	12/20/13	2
GE Capital Corp.	Bank of America	0.293%	USD	300	1.000%	09/20/15	4
GE Capital Corp.	Barclays	0.293%	USD	1,000	1.000%	09/20/15	15
GE Capital Corp.	Deutsche Bank	0.293%	USD	1,300	1.000%	09/20/15	19
HSBC Bank PLC	Deutsche Bank	0.813%	EUR	900	1.000%	12/20/18	13
JPMorgan Chase & Co.	Citigroup	0.192%	USD	2,800	1.000%	06/20/14	18
JPMorgan Chase & Co.	Citigroup	0.268%	USD	2,000	1.000%	09/20/14	15
JPMorgan Chase & Co.	Deutsche Bank	0.398%	USD	1,000	1.000%	09/20/15	12
MetLife, Inc.	Citigroup	0.181%	USD	1,700	1.000%	12/20/14	18
MetLife, Inc.	Bank of America	0.486%	USD	1,200	1.000%	09/20/16	19
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - $47							209

Credit Indices
					Fund (Pays)/		Fair
					Receives	Termination	Value
Reference Entity	Counterparty		Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Barclays		USD	1,000	5.000%	06/20/15	42
CDX Emerging Markets Index	Morgan Stanley		USD	300	5.000%	06/20/15	13
CDX Investment Grade Index	JPMorgan Chase		USD	96	0.553%	12/20/17	2
CDX Investment Grade Index	Pershing		USD	97	0.548%	12/20/17	2
CDX NA High Yield Index	Bank of America		USD	1,800	5.000%	12/20/16	150
CDX NA High Yield Index	Credit Suisse		USD	3,600	5.000%	12/20/18	256
CDX NA Investment Grade Index	Credit Suisse		USD	4,000	1.000%	06/20/16	78
CDX NA Investment Grade Index	Credit Suisse		USD	3,600	1.000%	12/20/18	52
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $508							595

Sovereign Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Brazil Government International Bond	Bank of America	0.908%	USD	500	1.000%	09/20/15	1
Brazil Government International Bond	Barclays	0.908%	USD	1,700	1.000%	09/20/15	4
Brazil Government International Bond	Citigroup	0.908%	USD	1,300	1.000%	09/20/15	3
Brazil Government International Bond	HSBC	0.908%	USD	700	1.000%	09/20/15	2
Brazil Government International Bond	Morgan Stanley	0.908%	USD	300	1.000%	09/20/15	1
Brazil Government International Bond	UBS	0.908%	USD	500	1.000%	09/20/15	1
Brazil Government International Bond	Credit Suisse	1.127%	USD	2,200	1.000%	06/20/16	(7)
China Government International Bond	Barclays	0.252%	USD	700	1.000%	09/20/15	10
China Government International Bond	Barclays	0.399%	USD	400	1.000%	09/20/16	7
China Government International Bond	JPMorgan Chase	0.801%	USD	1,500	1.000%	12/20/18	16
Export-Import Bank of China	Deutsche Bank	0.539%	USD	700	1.000%	12/20/16	11
Export-Import Bank of Korea	Deutsche Bank	0.321%	USD	300	1.000%	12/20/16	7
Japan Government International Bond	Barclays	0.188%	USD	800	1.000%	06/20/15	12
Japan Government International Bond	Bank of America	0.222%	USD	400	1.000%	12/20/15	7
Japan Government International Bond	Barclays	0.222%	USD	500	1.000%	12/20/15	9
Japan Government International Bond	UBS	0.222%	USD	400	1.000%	12/20/15	7

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 427

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts
Amounts in thousands
Corporate Issues
			Implied			Fund (Pays)/		Fair
			Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty		Spread	Amount		Fixed Rate	Date	$
Mexico Government International Bond	Bank of America		0.466%	USD	200	1.000%	09/20/15	2
Mexico Government International Bond	Barclays		0.466%	USD	1,800	1.000%	09/20/15	21
Mexico Government International Bond	HSBC		0.466%	USD	500	1.000%	09/20/15	6
Mexico Government International Bond	Deutsche Bank		0.539%	USD	1,000	1.000%	03/20/16	13
Mexico Government International Bond	Deutsche Bank		0.582%	USD	2,500	1.000%	06/20/16	32
Mexico Government International Bond	Citigroup		0.617%	USD	300	1.000%	09/20/16	4
Mexico Government International Bond	Deutsche Bank		0.617%	USD	200	1.000%	09/20/16	3
Mexico Government International Bond	Goldman Sachs		0.617%	USD	500	1.000%	09/20/16	6
Mexico Government International Bond	HSBC		0.617%	USD	200	1.000%	09/20/16	3
Mexico Government International Bond	JPMorgan Chase		0.617%	USD	200	1.000%	09/20/16	2
Mexico Government International Bond	Barclays		0.897%	USD	2,400	1.000%	03/20/18	13
Mexico Government International Bond	Morgan Stanley		1.047%	USD	400	1.000%	12/20/18	(1)
United Kingdom Gilt	Goldman Sachs		0.044%	USD	100	1.000%	03/20/15	1
United States Government Bond	BNP Paribas		0.324%	EUR	2,000	0.250%	09/20/16	(5)
Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($46)								191
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $509 (å)								995

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
								% of Net
Portfolio Summary	Level 1		Level 2		Level 3		Total	Assets
Long-Term Investments
Asset-Backed Securities		$—	$130,770		$5,205		$135,975	10.3
Corporate Bonds and Notes		—	183,976		5,380		189,356	14.3
International Debt		—	125,901		—		125,901	9.5
Mortgage-Backed Securities		—	452,179		9,783		461,962	35.0
Municipal Bonds		—	1,310		—		1,310	0.1
Non-US Bonds		—	25,026		—		25,026	1.9
United States Government Treasuries		—	164,347		—		164,347	12.5
Preferred Stocks		—	—		1,551		1,551	0.1
Short-Term Investments		—	179,403		—		179,403	13.6
Repurchase Agreements		—	139,900		—		139,900	10.6
Total Investments		—	1,402,812		21,919	1,424,731		107.9
Other Assets and Liabilities, Net								(7.9)
								100.0
Other Financial Instruments
Futures Contracts		30	—		—		30	— *
Options Written		—	(225)		—		(225)	(—) *
Foreign Currency Exchange Contracts		(24)	(118)		—		(142)	(—) *
Interest Rate Swap Contracts		—	(879)		—		(879)	(—) *
Credit Default Swap Contracts		—	486		—		486	— *
Total Other Financial Instruments**		$6	$(736)		$—		$(730)

*      Less than .05% of net assets.
**    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

See accompanying notes which are an integral part of the financial statements.

428 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
% of Net
Portfolio Summary	Level 1	Level 2		Level 3	Total	Assets

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which non broker quoted price sources (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.
A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended October 31, 2013 were as follows:

Net Change in
Unrealized
Appreciation/
						Net	Net Change		(Depreciation)
	Beginning			Accrued	Realized	Transfers	in Unrealized	Ending	on Investments
Category and	Balance	Gross	Gross	Discounts/	Gain	into	Net Transfers Appreciation/	Balance of	held as of
Subcategory	11/1/2012 Purchases		Sales	(Premiums)	(Loss)	Level 3	out of Level 3 (Depreciation) 10/31/2013 10/31/2013
Long-Term Investments
Asset-Backed Securities	5,055	419	253	(1)	–	23	–	(38)	5,205	(38)
Corporate Bonds and Notes	–	5,750	–	(33)	–	–	–	(337)	5,380	(321)
International Debt	1,397	–	1,015	–	–	–	382	–	–	–
Mortgage-Backed Securities	8,977	6,008	4,930	(208)	11	–	–	(75)	9,783	(27)
Non-US Bonds	1,224	–	1,190	–	(4)	–	–	(30)	–	–
Preferred Stocks	1,607	–	–	–	–	–	–	(56)	1,551	(56)
Short-Term Investments	2,972	–	2,997	16	11	–	–	(2)	–	–
Total Investments	21,232	12,177	10,385	(226)	18	23	382	(538)	21,919	(442)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 429

Russell Investment Company
Russell Short Duration Bond Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,186	$—
Variation margin on futures contracts*	—	—	2,001
Interest rate swap contracts, at fair value	—	—	742
Credit default swap contracts, at fair value	1,008	—	—
Total	$1,008	$1,186	$2,743

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	—	—	1,971
Unrealized depreciation on foreign currency exchange contracts	—	1,328	—
Options written, at fair value	—	—	225
Interest rate swap contracts, at fair value	—	—	857
Credit default swap contracts, at fair value	13	—	—
Total	$13	$1,328	$3,053

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$1,089
Options written	—	—	1,313
Interest rate swap contracts	—	—	(1,079)
Credit default swap contracts	1,254	—	—
Foreign currency-related transactions**	—	966	—
Total	$1,254	$966	$1,323

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	—	—	216
Options written	—	—	11
Interest rate swap contracts	—	—	(890)
Credit default swap contracts	(1,396)	—	—
Foreign currency-related transactions***	—	(309)	—
Total	$(1,396)	$(309)	$(663)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

430 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,418,763
Investments, at fair value(>)	1,424,731
Cash (restricted)(a)(b)	4,416
Foreign currency holdings(^)	465
Unrealized appreciation on foreign currency exchange contracts	1,186
Receivables:
Dividends and interest	4,931
Dividends from affiliated Russell funds	3
Investments sold	90,454
Fund shares sold	2,394
Variation margin on futures contracts	846
Prepaid expenses	1
Interest rate swap contracts, at fair value(•)	742
Credit default swap contracts, at fair value(+)	1,008
Total assets	1,531,177

Liabilities
Payables:
Due to custodian	13
Due to broker (c)(d)	1,066
Investments purchased	201,223
Fund shares redeemed	5,273
Accrued fees to affiliates	741
Other accrued expenses	127
Variation margin on futures contracts	29
Unrealized depreciation on foreign currency exchange contracts	1,328
Options written, at fair value(x)	225
Interest rate swap contracts, at fair value(•)	857
Credit default swap contracts, at fair value(+)	13
Total liabilities	210,895

Net Assets	$1,320,282

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 431

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$450
Accumulated net realized gain (loss)	1,405
Unrealized appreciation (depreciation) on:
Investments	5,968
Futures contracts	30
Options written	199
Interest rate swap contracts	(879)
Credit default swap contracts	486
Foreign currency-related transactions	(124)
Other investments	(4)
Shares of beneficial interest	682
Additional paid-in capital	1,312,069
Net Assets	$1,320,282
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$19.35
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$20.10
Class A — Net assets	$36,961,015
Class A — Shares outstanding ($.01 par value)	1,910,363
Net asset value per share: Class C(#)	$19.23
Class C — Net assets	$120,087,460
Class C — Shares outstanding ($.01 par value)	6,245,515
Net asset value per share: Class E(#)	$19.38
Class E — Net assets	$41,281,038
Class E — Shares outstanding ($.01 par value)	2,129,622
Net asset value per share: Class S(#)	$19.36
Class S — Net assets	$865,268,363
Class S — Shares outstanding ($.01 par value)	44,699,748
Net asset value per share: Class Y(#)	$19.36
Class Y — Net assets	$256,684,282
Class Y — Shares outstanding ($.01 par value)	13,256,241
Amounts in thousands
(^) Foreign currency holdings - cost	$472
(x) Premiums received on options written	$424
(+) Credit default swap contracts - premiums paid (received)	$509
(•) Interest rate swap contracts - premiums paid (received)	$764
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$50,182
(a) Cash Collateral for Futures	$1,951
(b) Cash Collateral for Swaps	$2,465
(c) Due to Broker for Swaps	$1,000
(d) Due to Broker for TBAs	$66
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

432 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$69
Dividends from affiliated Russell funds	92
Interest	24,468
Total investment income	24,629

Expenses
Advisory fees	5,982
Administrative fees	639
Custodian fees	350
Distribution fees - Class A	98
Distribution fees - Class C	1,018
Transfer agent fees - Class A	78
Transfer agent fees - Class C	272
Transfer agent fees - Class E	53
Transfer agent fees - Class S	1,729
Transfer agent fees - Class Y	12
Professional fees	138
Registration fees	116
Shareholder servicing fees - Class C	339
Shareholder servicing fees - Class E	66
Trustees’ fees	36
Printing fees	71
Miscellaneous	36
Expenses before reductions	11,033
Expense reductions	(1,603)
Net expenses	9,430
Net investment income (loss)	15,199

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	426
Futures contracts	1,089
Options written	1,313
Interest rate swap contracts	(1,079)
Credit default swap contracts	1,254
Foreign currency-related transactions	562
Net realized gain (loss)	3,565
Net change in unrealized appreciation (depreciation) on:
Investments	(8,553)
Futures contracts	216
Options written	11
Interest rate swap contracts	(890)
Credit default swap contracts	(1,396)
Foreign currency-related transactions	(290)
Net change in unrealized appreciation (depreciation)	(10,902)
Net realized and unrealized gain (loss)	(7,337)
Net Increase (Decrease) in Net Assets from Operations	$7,862

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 433

Russell Investment Company
Russell Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,199	$16,820
Net realized gain (loss)	3,565	19,839
Net change in unrealized appreciation (depreciation)	(10,902)	14,258
Net increase (decrease) in net assets from operations	7,862	50,917

Distributions
From net investment income
Class A	(477)	(519)
Class C	(734)	(913)
Class E	(283)	(295)
Class S	(12,577)	(11,079)
Class Y	(4,083)	(5,066)
From net realized gain
Class A	(418)	—
Class C	(1,375)	—
Class E	(201)	—
Class S	(8,293)	—
Class Y	(2,672)	—
Net decrease in net assets from distributions	(31,113)	(17,872)

Share Transactions*
Net increase (decrease) in net assets from share transactions	84,970	131,667
Total Net Increase (Decrease) in Net Assets	61,719	164,712

Net Assets
Beginning of period	1,258,563	1,093,851
End of period	$1,320,282	$1,258,563
Undistributed (overdistributed) net investment income included in net assets	$450	$1,475

See accompanying notes which are an integral part of the financial statements.

434 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,205	$23,461	1,307	$25,247
Proceeds from reinvestment of distributions	41	809	22	426
Payments for shares redeemed	(1,265)	(24,582)	(918)	(17,801)
Net increase (decrease)	(19)	(312)	411	7,872
Class C
Proceeds from shares sold	3,349	64,899	3,599	69,541
Proceeds from reinvestment of distributions	105	2,041	45	857
Payments for shares redeemed	(3,962)	(76,532)	(2,815)	(54,292)
Net increase (decrease)	(508)	(9,592)	829	16,106
Class E
Proceeds from shares sold	1,489	28,745	259	5,024
Proceeds from reinvestment of distributions	18	353	10	200
Payments for shares redeemed	(402)	(7,806)	(357)	(6,921)
Net increase (decrease)	1,105	21,292	(88)	(1,697)
Class S
Proceeds from shares sold	23,003	447,507	21,870	424,565
Proceeds from reinvestment of distributions	1,059	20,623	557	10,772
Payments for shares redeemed	(20,049)	(389,280)	(14,734)	(285,320)
Net increase (decrease)	4,013	78,850	7,693	150,017
Class Y
Proceeds from shares sold	4,968	96,311	1,404	27,141
Proceeds from reinvestment of distributions	347	6,756	262	5,066
Payments for shares redeemed	(5,568)	(108,335)	(3,754)	(72,838)
Net increase (decrease)	(253)	(5,268)	(2,088)	(40,631)
Total increase (decrease)	4,338	$84,970	6,757	$131,667

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 435

Russell Investment Company
Russell Short Duration Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	19.70	.19	(.11)	.08	(.23)	(.20)
October 31, 2012	19.15	.26	.57	.83	(.28)	—
October 31, 2011	19.48	.34	(.31)	.03	(.36)	—
October 31, 2010	18.86	.43	.73	1.16	(.54)	—
October 31, 2009	17.22	.64	1.64	2.28	(.64)	—

Class C
October 31, 2013	19.59	.05	(.11)	(.06)	(.10)	(.20)
October 31, 2012	19.06	.11	.57	.68	(.15)	—
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	—
October 31, 2010	18.79	.28	.74	1.02	(.40)	—
October 31, 2009	17.17	.50	1.64	2.14	(.52)	—

Class E
October 31, 2013	19.73	.17	(.08)	.09	(.24)	(.20)
October 31, 2012	19.18	.26	.57	.83	(.28)	—
October 31, 2011	19.52	.34	(.32)	.02	(.36)	—
October 31, 2010	18.89	.43	.73	1.16	(.53)	—
October 31, 2009	17.24	.66	1.62	2.28	(.63)	—

Class S
October 31, 2013	19.71	.24	(.11)	.13	(.28)	(.20)
October 31, 2012	19.15	.30	.58	.88	(.32)	—
October 31, 2011	19.49	.39	(.32)	.07	(.41)	—
October 31, 2010	18.86	.47	.74	1.21	(.58)	—
October 31, 2009	17.21	.70	1.63	2.33	(.68)	—

Class Y
October 31, 2013	19.71	.26	(.11)	.15	(.30)	(.20)
October 31, 2012	19.15	.33	.57	.90	(.34)	—
October 31, 2011	19.49	.41	(.32)	.09	(.43)	—
October 31, 2010	18.86	.50	.72	1.22	(.60)	—
October 31, 2009	17.21	.72	1.63	2.35	(.70)	—

See accompanying notes which are an integral part of the financial statements.
436 Russell Short Duration Bond Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return (c)	(000)	Gross	Net(d)	(d)	Turnover Rate

(.43)	19.35	.42	36,961	1.00	.87	.99	180
(.28)	19.70	4.37	37,994	1.00	.86	1.33	245
(.36)	19.15	.18	29,061	1.01	.88	1.75	339
(.54)	19.48	6.23	25,171	1.02	.94	2.25	195
(.64)	18.86	13.58	13,815	1.04	.96	3.55	217

(.30)	19.23	(.32)	120,088	1.75	1.62	.24	180
(.15)	19.59	3.59	132,292	1.75	1.61	.56	245
(.23)	19.06	(.60)	112,900	1.76	1.63	1.01	339
(.40)	19.41	5.44	109,450	1.77	1.69	1.48	195
(.52)	18.89	12.75	49,381	1.79	1.71	2.82	217

(.44)	19.38	.42	41,281	1.00	.87	.93	180
(.28)	19.73	4.36	20,230	1.00	.86	1.33	245
(.36)	19.18	.13	21,347	1.01	.88	1.76	339
(.53)	19.52	6.27	26,856	1.02	.94	2.25	195
(.63)	18.89	13.59	17,874	1.04	.96	3.67	217

(.48)	19.36	.67	865,268.75		.62	1.23	180
(.32)	19.71	4.66	801,758.75		.62	1.56	245
(.41)	19.15	.37	631,819.76		.63	2.00	339
(.58)	19.49	6.54	545,704.77		.69	2.48	195
(.68)	18.86	13.84	354,384.79		.71	3.89	217

(.50)	19.36	.78	256,684.56		.51	1.36	180
(.34)	19.71	4.75	266,289.56		.51	1.70	245
(.43)	19.15	.46	298,724.59		.53	2.10	339
(.60)	19.49	6.58	224,969.59		.59	2.60	195
(.70)	18.86	14.00	154,593.62		.62	4.01	217

See accompanying notes which are an integral part of the financial statements.
Russell Short Duration Bond Fund 437

Russell Investment Company Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Tax Exempt Bond Fund - Class A‡			Russell Tax Exempt Bond Fund - Class S
	Total Return			Total Return
1 Year	(4.50)%		1 Year	(0.44)%
5 Years	3.85	%§	5 Years	4.95	%§
10 Years	2.86	%§	10 Years	3.53	%§

Russell Tax Exempt Bond Fund - Class C			Barclays Municipal 1-15 Yr Blend (1-17) Index **
	Total Return			Total Return
1 Year	(1.44)%		1 Year	(0.41)%
5 Years	3.91	%§	5 Years	5.49	%§
10 Years	2.50	%§	10 Years	4.26	%§

Russell Tax Exempt Bond Fund - Class E			Barclays Municipal 1-10 Yr Blend (1-12) Index ***
	Total Return			Total Return
1 Year	(0.68)%		1 Year	0.18%
5 Years	4.68	%§	5 Years	4.93	%§
10 Years	3.27	%§	10 Years	3.99	%§

438 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) employs	holdings with maturities of 8 to 12 years and 4 to 6 years returned
a multi-manager approach whereby portions of the Fund	(0.81)% and 0.78%, respectively. As the municipal yield curve
are allocated to different money managers. Fund assets not	steepened, investors sold their municipal bonds to avoid further
allocated to money managers are managed by Russell Investment	losses from yield increases and/or replaced their longer maturity
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	municipal bonds with shorter maturity ones.
may change the allocation of the Fund’s assets among money	From a municipal credit perspective, high profile negative
managers at any time. An exemptive order from the Securities	headlines regarding Detroit and Puerto Rico’s financial problems
and Exchange Commission (“SEC”) permits RIMCo to engage	reawakened retail investor concerns over municipal defaults. For
or terminate a money manager at any time, subject to approval	example, Puerto Rico municipal bonds returned (17.22)% over the
by the Fund’s Board, without a shareholder vote. Pursuant to the	year as measured by the Barclays Municipal Bond Index whereas
terms of the exemptive order, the Fund is required to notify its	other states in the Barclays Municipal Bond Index generally did not
shareholders within 90 days of when a money manager begins	lose more than 2% to 3% over the year. Municipal investors’ risk
providing services. As of October 31, 2013, the Fund had two	aversion was also reflected in the relatively poorer performance
money managers.	of lower rated bonds. For example, BBB-rated municipals in the
What is the Fund’s investment objective?	Barclays Municipal Bond Index returned (6.17)% for the year,
The Fund seeks to provide federal tax-exempt current income	while A, AA, and AAA-rated bonds returned (1.59)%, (1.30)%
consistent with the preservation of capital. The Fund will invest,	and (0.99)%, respectively. Hence, municipal credit concerns also
under normal circumstances, at least 80% of the value of its	contributed to investors selling municipal bonds.
assets in investments the income from which is exempt from	Given concerns over rising interest rates and municipal credit,
federal income tax.	investors fled out of municipal bonds, with large consecutive monthly outflows starting in June 2013. For example, June
How did the Fund perform relative to its benchmark for the	municipal bond market outflows totaled over $15B according to
fiscal year ended October 31, 2013?	flow data from the Investment Company Institute. The municipal
For the fiscal year ended October 31, 2013, the Fund’s Class A,	bond market is traditionally known to be less liquid as investors
Class C, Class E and Class S Shares lost 0.77%, 1.44%, 0.68% and	tend to buy and hold bonds instead of frequently turning over
0.44%, respectively. This is compared to the Fund’s benchmark,	their municipal portfolios. Consequently, the large one-way
the Barclays Municipal 1-15 Year Blend (1-17) Index, which lost	selling pressures by municipal investors further exacerbated
0.41% during the same period, and the Barclays Municipal 1-10	losses as sellers attractively price their municipal holdings to
Year Blend (1-12) Index, which gained 0.18% during the same	entice buyers.
period. From November 1, 2012 to June 30, 2013, the Fund’s
benchmark was the Barclays Municipal 1-10 Year Blend (1-12)	How did the investment strategies and techniques employed
Index. Effective July 1, 2013, the Fund’s benchmark changed	by the Fund and its money managers affect its benchmark
to the Barclays Municipal 1-15 Year Blend (1-17) Index. The	relative performance?
Fund’s performance includes operating expenses, whereas index	AllianceBernstein, L.P. (“Alliance”) underperformed the
returns are unmanaged and do not include expenses of any kind.	Barclays Municipal 1-10 Year Blend (1-12) Index during the first
For the fiscal year ended October 31, 2013, the Lipper®	8 months of the fiscal year. Alliance’s duration and yield curve
Intermediate Municipal Debt Funds Average, a group of funds	positioning was the primary detractor. Specifically, an overweight
that Lipper considers to have investment strategies similar	to 6+ year duration securities detracted as the municipal yield
to those of the Fund, lost 1.00%. This result serves as a peer	curve steepened over that period. In the last 4 months of the fiscal
comparison and is expressed net of operating expenses.	year, after the Fund changed its benchmark, Alliance marginally outperformed the Barclays Municipal 1-15 Year Blend (1-17)
How did the market conditions described in the Market	Index. Overall, Alliance underperformed the linked index for
Summary report affect the Fund’s performance?	the fiscal year. Municipal sector/industry selection decisions
From an interest rate perspective, while the U.S. treasury yield	contributed but yield curve positioning and security selection
curve steepened materially over the fiscal year, the tax-exempt	detracted.
municipal bond yield curve steepened even more. In particular,	MacKay Shields LLC (“MacKay”) was added to the Fund in June
30-year long duration municipal bond yields rose more than	2013 and outperformed the Barclays Municipal 1-15 Year Blend
30-year U.S. treasury bond yields. The long maturity municipal	(1-17) Index for the portion of the fiscal year in which it was a
holdings (22+ year maturity) in the Barclays Municipal Bond	manager in the Fund. MacKay’s outperformance was primarily
Index returned (4.64)% over the year whereas shorter maturity	driven by underweighting duration and yield curve steepening

Russell Tax Exempt Bond Fund 439

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

bias positioning by underweighting longer maturity (i.e., 10+	In May 2013, RIMCo terminated Standish Mellon Asset
years maturity) bonds and overweighting shorter maturity (i.e.,	Management Company as a money manager for the Fund and
1-6 years maturity) bonds.	in June 2013 RIMCo hired MacKay Shields LLC as a money
Standish Mellon Asset Management Company LLC (“Standish”)	manager for the Fund.
was terminated in May 2013 and outperformed the Barclays	In July 2013, the Fund’s primary benchmark was changed from
Municipal 1-10 Year Blend (1-12) Index for the portion of the	the Barclays Municipal 1-10 Year Blend (1-12) Index to the
fiscal year in which it was a manager in the Fund. An overweight	Barclays Municipal 1-15 Year Blend (1-17) Index.
to A-rated bonds and an underweight to AAA-rated bonds
contributed to excess returns as lower quality bonds performed	Money Managers as of October 31,
better than higher quality ones. In addition, an overweight to the	2013	Styles
shorter end of the yield curve (i.e., maturity < 6 years) and an	AllianceBernstein, L.P.	Sector Specialist
underweight to longer maturity bonds (i.e., 10+ years maturity)	MacKay Shields LLC	Sector Specialist
contributed.
RIMCo manages the portion of the Fund’s assets that RIMCo	The views expressed in this report reflect those of the portfolio
determines not to allocate to the money managers. Assets not	managers only through the end of the period covered by
allocated to managers include the Fund’s liquidity reserves and	the report. These views do not necessarily represent the
assets which may be managed directly by RIMCo to modify the	views of RIMCo, or any other person in RIMCo or any other
Fund’s overall portfolio characteristics to seek to achieve the	affiliated organization. These views are subject to change
desired risk/return profile for the Fund.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
During the period, the Fund did not use derivatives.	contained herein.	These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
Describe any changes to the Fund’s structure or the money	numerous factors, should not be relied on as an indication
manager line-up.	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2003.

** Effective July 1, 2013, RIMCO changed the strategic average duration of the Fund’s portfolio. As a result, the Fund’s primary benchmark changed from the
Barclays Municipal 1-10 Yr Blend (1-12) Index to the Barclays Municipal 1-15 Yr Blend (1-17) Index. The Barclays Municipal 1-15 Yr Blend (1-17) Index is
an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-15 years.

*** The Barclays Municipal 1-10 Yr Blend (1-12) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

‡ The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

440 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$983.60	$1,021.07
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$4.10	$4.18

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$979.90	$1,017.49
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$7.64	$7.78
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 1.53%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$983.80	$1,021.27
	Expenses Paid During Period*	$3.90	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax Exempt Bond Fund 441

Russell Investment Company
Russell Tax Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$985.00	$1,022.53
Expenses Paid During Period*	$2.65	$2.70

* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

442 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$

Municipal Bonds - 94.3%
Alabama - 0.7%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,259
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	613
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/14	1,023
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,070
Birmingham Water Works Board Revenue Bonds(µ)	1,275	5.000	01/01/17	1,425
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	250
Homewood Educational Building Authority Revenue Bonds(µ)	485	5.000	12/01/26	523
				6,163

Alaska - 0.1%
City of Valdez Alaska Revenue Bonds	750	5.000	01/01/21	859

Arizona - 2.6%
Arizona Department of Transportation State Highway Fund Revenue Bonds	735	5.000	07/01/14	758
Arizona Department of Transportation State Highway Fund Revenue Bonds	4,300	5.000	07/01/25	4,944
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,286
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,188
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,000	5.000	10/01/18	1,183
City of Mesa Arizona Revenue Bonds(µ)	560	5.250	07/01/14	578
Maricopa County Pollution Control Corp. Revenue Bonds(Ê)	2,310	5.200	06/01/43	2,456
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,805
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,131
Tangerine Farms Road Improvement District Revenue Bonds	2,240	5.000	07/01/26	2,498
Tangerine Farms Road Improvement District Revenue Bonds	800	5.000	07/01/27	885
Tangerine Farms Road Improvement District Revenue Bonds	1,735	5.000	07/01/28	1,897
				22,609

California - 9.3%
Burbank Unified School District General Obligation Unlimited	1,125	5.000	08/01/26	1,261
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,718
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	11/15/29	987
California Infrastructure & Economic Development Bank Revenue Bonds(µ)(Ê)	500	0.070	09/01/37	500
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/16	1,115
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/17	1,151
California State Department of Water Resources Revenue Bonds	2,500	5.000	05/01/19	2,974
California State Department of Water Resources Revenue Bonds	2,500	5.000	12/01/20	3,025
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,146
California State Public Works Board Revenue Bonds	1,000	5.000	12/01/16	1,131
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,654
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,507
Centinela Valley Union High School District General Obligation Unlimited	500	5.750	08/01/27	573
Centinela Valley Union High School District General Obligation Unlimited	1,000	5.750	08/01/28	1,132
Centinela Valley Union High School District General Obligation Unlimited	650	5.750	08/01/29	729
City of Fresno California Airport Revenue Bonds(µ)	225	5.000	07/01/22	250
City of Los Angeles Department of Airports Revenue Bonds	1,655	5.000	05/15/29	1,772
City of Vallejo California Water Revenue Bonds	2,755	5.250	05/01/27	2,952
City of Vallejo California Water Revenue Bonds	3,105	5.250	05/01/29	3,259
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	233
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	581
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	146
County of Los Angeles California Certificate Of Participation	430	5.000	09/01/22	499
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,212
El Monte Union High School District General Obligation Unlimited(µ)	4,750	5.500	06/01/34	5,027
Golden State Tobacco Securitization Corp. Revenue Bonds(µ)	750	4.600	06/01/23	797
Kings River Conservation District Certificate Of Participation	340	5.000	05/01/15	352
Los Angeles Department of Water & Power Revenue Bonds	1,280	5.000	01/01/16	1,396
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,633
Northern California Power Agency Revenue Bonds	1,000	5.000	06/01/15	1,069

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 443

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	2,975
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,776
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,146
State of California General Obligation Unlimited(µ)	1,000	6.000	02/01/17	1,169
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,158
State of California General Obligation Unlimited	2,000	5.000	02/01/20	2,350
State of California General Obligation Unlimited	1,250	5.000	07/01/20	1,483
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,903
State of California General Obligation Unlimited	1,000	5.250	07/01/21	1,194
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,165
State of California General Obligation Unlimited	3,500	5.000	10/01/24	3,894
State of California General Obligation Unlimited	7,095	5.000	11/01/25	8,076
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,795
State of California General Obligation Unlimited	2,685	5.000	10/01/29	2,854
State of California General Obligation Unlimited	450	5.000	02/01/31	476
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,700
University of California Revenue Bonds	500	4.000	05/15/14	510
				81,405

Colorado - 3.1%
City & County of Denver Colorado Airport System Revenue Bonds	1,965	5.000	11/15/25	2,169
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,725
Colorado Educational & Cultural Facilities Authority Revenue Bonds	2,000	5.000	04/01/18	2,268
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,036
Colorado Housing & Finance Authority Revenue Bonds	11,350	5.000	05/15/14	11,635
Denver Urban Renewal Authority Tax Allocation	1,575	5.000	12/01/21	1,777
E-470 Public Highway Authority Revenue Bonds(µ)	850	5.000	09/01/17	896
E-470 Public Highway Authority Revenue Bonds	2,250	5.375	09/01/26	2,301
				26,807

Connecticut - 0.9%
City of New Haven Connecticut General Obligation Unlimited(µ)	2,000	5.000	08/01/21	2,252
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,829
State of Connecticut General Obligation Unlimited	2,490	5.000	01/01/16	2,736
				7,817

Delaware - 0.3%
Delaware Transportation Authority Revenue Bonds(µ)(ae)	1,305	5.000	07/01/15	1,406
Delaware Transportation Authority Revenue Bonds	1,000	5.000	07/01/17	1,149
				2,555

Florida - 9.9%
Citizens Property Insurance Corp. Revenue Bonds(µ)	1,000	5.000	03/01/15	1,059
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,841
Citizens Property Insurance Corp. Revenue Bonds	2,495	5.000	06/01/19	2,845
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/20	2,838
Citizens Property Insurance Corp. Revenue Bonds	7,385	5.000	06/01/22	8,333
City of Lakeland Florida Department of Electric Utilities Revenue Bonds(µ)	2,000	5.000	10/01/17	2,295
City of Pembroke Pines Florida Revenue Bonds(µ)	1,000	5.000	10/01/16	1,098
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	544
County of Miami-Dade Florida Revenue Bonds	3,000	5.000	10/01/28	3,184
County of Miami-Dade Florida Water & Sewer System Revenue Bonds(µ)	1,500	5.250	10/01/19	1,767
County of Orange Florida Sales Tax Revenue Revenue Bonds	8,885	5.000	01/01/20	10,529
Florida Department of Children & Family Services Certificate Of Participation(µ)	1,175	5.000	10/01/15	1,267
Hillsborough County Aviation Authority Revenue Bonds	1,000	5.000	10/01/14	1,043
JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,147
JEA Electric System Revenue Revenue Bonds	645	5.000	10/01/20	758
Kissimmee Utility Authority Revenue Bonds(µ)	1,000	5.000	10/01/17	1,123
Miami Beach Health Facilities Authority Revenue Bonds	1,265	5.000	11/15/29	1,244
Miami-Dade County Educational Facilities Authority Revenue Bonds(µ)(ae)	1,750	5.000	04/01/14	1,784
Mid-Bay Bridge Authority Revenue Bonds	2,500	7.250	10/01/34	2,762
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,561

See accompanying notes which are an integral part of the financial statements.

444 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$
Orlando-Orange County Expressway Authority Revenue Bonds	4,145	5.000	07/01/20	4,835
Palm Beach County School District Certificate Of Participation(µ)	1,000	5.000	08/01/14	1,034
Reedy Creek Improvement District General Obligation Limited	850	5.000	06/01/20	996
Reedy Creek Improvement District General Obligation Limited	5,000	5.000	06/01/25	5,640
Reedy Creek Improvement District General Obligation Limited	4,870	5.000	06/01/26	5,447
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	846
State of Florida General Obligation Unlimited	8,450	5.000	06/01/15	9,072
State of Florida General Obligation Unlimited	1,000	5.000	06/01/16	1,112
State of Florida General Obligation Unlimited	3,515	5.000	06/01/17	3,802
State of Florida Revenue Bonds	1,300	5.000	07/01/16	1,446
Tampa-Hillsborough County Expressway Authority Revenue Bonds(µ)	1,000	5.000	07/01/14	1,032
				87,284

Georgia - 1.6%
City of Atlanta Georgia Department of Aviation Revenue Bonds	2,000	5.000	01/01/16	2,191
City of Atlanta Georgia Department of Aviation Revenue Bonds	2,500	5.000	01/01/20	2,917
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,000	6.000	11/01/20	1,206
City of Atlanta Georgia Water & Wastewater Revenue Bonds(µ)	2,000	5.500	11/01/23	2,283
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,531
Municipal Electric Authority of Georgia Revenue Bonds(µ)	850	6.250	01/01/17	993
Private Colleges & Universities Authority Revenue Bonds	1,500	5.000	09/01/16	1,684
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,431
				14,236

Guam - 0.4%
Guam Power Authority Revenue Bonds	1,000	5.000	10/01/34	973
Territory of Guam General Obligation Unlimited	1,000	6.750	11/15/29	1,048
Territory of Guam Revenue Bonds	500	5.375	12/01/24	523
Territory of Guam Revenue Bonds	785	5.000	01/01/32	803
				3,347

Hawaii - 0.6%
City & County Honolulu Hawaii Wastewater System Revenue Bonds(µ)	1,500	5.000	07/01/19	1,717
Hawaii Housing & Community Development Corp. Revenue Bonds	70	3.700	01/01/22	71
Hawaii State Department of Budget & Finance Revenue Bonds(µ)(Ê)	2,140	0.243	07/01/24	1,990
State of Hawaii General Obligation Unlimited	1,000	5.000	02/01/15	1,059
				4,837

Idaho - 0.3%
Idaho Housing & Finance Association Revenue Bonds(µ)	1,330	5.250	07/15/21	1,498
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,086
				2,584

Illinois - 5.5%
City of Chicago Illinois General Obligation Unlimited(µ)	2,500	5.000	01/01/17	2,598
City of Chicago Illinois General Obligation Unlimited(µ)	2,135	5.000	12/01/23	2,153
City of Chicago Illinois General Obligation Unlimited(µ)(Ê)	500	0.100	01/01/42	500
City of Chicago Illinois O'Hare International Airport Revenue Bonds(µ)	1,000	5.000	01/01/19	1,065
City of Peoria Illinois General Obligation Unlimited	625	5.000	01/01/22	682
Cook County Community College District No. 508 General Obligation Unlimited	1,500	5.250	12/01/28	1,577
Cook County Community Consolidated School District No. 15 Palatine General
Obligation Limited(µ)	2,235	Zero coupon	12/01/13	2,232
Illinois Finance Authority Revenue Bonds	1,000	5.000	03/01/15	1,058
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/23	1,052
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/24	1,043
Illinois Finance Authority Revenue Bonds	1,000	6.000	10/01/28	1,040
Lake County Community Unit School District No. 116 Round Lake General Obligation
Unlimited(µ)	400	7.600	02/01/14	407
Metropolitan Pier & Exposition Authority Revenue Bonds	1,500	5.000	12/15/22	1,666
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,099
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,095
Railsplitter Tobacco Settlement Authority Revenue Bonds	2,750	5.500	06/01/23	2,968

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 445

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$
State of Illinois General Obligation Unlimited	2,000	5.000	04/01/21	2,176
State of Illinois General Obligation Unlimited	3,000	5.000	07/01/21	3,258
State of Illinois General Obligation Unlimited	1,000	5.000	08/01/22	1,070
State of Illinois Revenue Bonds(µ)	1,000	5.000	06/15/16	1,106
State of Illinois Revenue Bonds	12,500	5.000	06/15/21	14,512
State of Illinois Unemployment Compensation Trust Fund Revenue Bonds	2,300	5.000	12/15/15	2,517
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,294
				48,168

Indiana - 0.8%
Ball State University Revenue Bonds(µ)	1,000	5.000	07/01/16	1,117
City of Indianapolis Indiana Gas Utility Revenue Bonds(µ)	1,000	5.000	08/15/23	1,106
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,060
Indiana Finance Authority Revenue Bonds	1,000	5.000	02/01/19	1,181
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,150	5.000	06/01/16	1,255
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,162
				6,881

Iowa - 0.3%
Iowa Finance Authority Revenue Bonds(µ)	1,000	5.000	07/01/14	1,029
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,913
				2,942

Louisiana - 1.6%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,138
Louisiana Public Facilities Authority Revenue Bonds(µ)(Ê)	1,000	0.090	10/01/33	1,000
Louisiana State Citizens Property Insurance Corp. Revenue Bonds(µ)	2,460	6.750	06/01/26	2,812
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,111
State of Louisiana Gasoline & Fuels Tax Revenue Bonds	7,000	5.000	05/01/21	8,373
				14,434

Maryland - 0.9%
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,613
County of Prince George's Maryland General Obligation Limited	1,000	5.000	07/15/16	1,121
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,314
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,049
Maryland Health & Higher Educational Facilities Authority Revenue Bonds(Ê)	465	5.000	05/15/48	498
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,104
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,554
				8,253

Massachusetts - 0.7%
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	1,025
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	10/01/16	1,143
Massachusetts Department of Transportation Revenue Bonds	1,380	5.000	01/01/15	1,453
Massachusetts Water Pollution Abatement Trust Revenue Bonds	1,090	5.000	08/01/16	1,223
Massachusetts Water Resources Authority Revenue Bonds	1,525	5.000	08/01/14	1,579
				6,423

Michigan - 2.7%
City of Detroit Michigan Sewage Disposal System Revenue Bonds(µ)	1,000	5.000	07/01/14	1,001
City of Detroit Michigan Sewage Disposal System Revenue Bonds	3,500	5.000	07/01/32	3,153
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	1,015	5.000	07/01/18	1,023
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	170	4.500	07/01/25	159
Detroit City School District General Obligation Unlimited(µ)	1,000	6.000	05/01/19	1,147
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,734
Kent Hospital Finance Authority Revenue Bonds(Ê)	500	5.250	01/15/47	505
Michigan Finance Authority Revenue Bonds	5,000	5.000	07/01/14	5,158
Michigan Finance Authority Revenue Bonds	1,500	5.000	06/01/19	1,655
Michigan State Hospital Finance Authority Revenue Bonds(ae)	1,000	5.500	11/01/13	1,000
Michigan Strategic Fund Revenue Bonds	2,000	6.250	06/01/14	2,057
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,265

See accompanying notes which are an integral part of the financial statements.

446 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$
Wayne County Airport Authority Revenue Bonds(µ)	2,500	4.500	12/01/24	2,534
				23,391

Minnesota - 2.4%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,325
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,147
City of Rochester Minnesota Revenue Bonds(Ê)	1,125	4.000	11/15/30	1,256
City of Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,323
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	838
Elk River Independent School District No. 728 General Obligation Unlimited	5,175	4.000	02/01/15	5,411
Elk River Independent School District No. 728 General Obligation Unlimited	2,465	5.000	02/01/16	2,709
Minnesota Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,368
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	560
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,081
State of Minnesota General Obligation Unlimited	1,990	5.000	06/01/17	2,291
				21,309

Mississippi - 0.3%
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	07/01/15	1,057
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,780
				2,837

Missouri - 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	800	5.000	10/01/28	860
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	1,921
Missouri Highway & Transportation Commission Revenue Bonds	2,500	5.250	05/01/23	2,834
				5,615

Nebraska - 1.1%
Nebraska Educational Finance Authority Revenue Bonds(µ)(Ê)	3,800	0.090	07/01/35	3,800
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,204
Nebraska Public Power District Revenue Bonds	3,395	5.000	01/01/28	3,720
				9,724

Nevada - 0.7%
City of Reno Nevada General Obligation Limited	1,100	5.000	06/01/18	1,248
City of Reno Nevada General Obligation Limited	1,000	5.000	06/01/22	1,124
County of Clark Nevada Airport System Revenue Bonds(µ)	2,500	5.000	07/01/22	2,798
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,103
				6,273

New Jersey - 3.9%
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,103
New Jersey Economic Development Authority Revenue Bonds(µ)	1,500	5.500	06/15/16	1,692
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,906
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	3,077
New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	83
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,234
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	1,000	5.000	09/15/17	1,161
New Jersey State Turnpike Authority Revenue Bonds	3,485	5.000	01/01/23	3,986
New Jersey State Turnpike Authority Revenue Bonds	3,080	5.000	01/01/24	3,488
New Jersey State Turnpike Authority Revenue Bonds	2,500	5.000	01/01/27	2,747
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)(ae)	1,500	5.000	06/15/15	1,612
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,130
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,167
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,120	5.250	06/15/30	1,202
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,750	5.500	06/15/31	4,047
State of New Jersey General Obligation Unlimited(µ)	2,080	5.500	07/15/18	2,494
				34,129

New Mexico - 0.5%
County of Taos New Mexico Revenue Bonds(µ)	750	3.000	04/01/17	779

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 447

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$
State of New Mexico Revenue Bonds	3,500	5.000	07/01/15	3,770
				4,549

New York - 12.5%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,504
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,544
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/15	1,621
City of New York New York General Obligation Unlimited	4,220	5.000	08/01/16	4,734
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,768
City of New York New York General Obligation Unlimited	2,105	5.000	08/01/20	2,491
City of New York New York General Obligation Unlimited	3,445	5.000	08/01/22	4,058
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/17	1,152
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/21	1,164
Metropolitan Transportation Authority Revenue Bonds	1,410	5.000	11/15/24	1,583
Metropolitan Transportation Authority Revenue Bonds	8,320	5.000	11/15/25	9,231
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,697
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,691
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	3,030	5.000	02/01/15	3,209
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	3,855	5.000	11/01/15	4,209
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	1,000	5.000	11/01/18	1,184
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,500	5.000	11/15/18	2,964
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	1,064
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,175	5.000	05/01/21	2,583
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,180	5.000	11/01/21	2,597
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,080
New York City Water & Sewer System Revenue Bonds(µ)(ae)	375	5.000	12/15/14	395
New York City Water & Sewer System Revenue Bonds(µ)	490	5.000	06/15/21	513
New York State Dormitory Authority Revenue Bonds	3,415	5.000	07/01/16	3,701
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	2,013
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,197
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,175
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	211
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,708
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	842
New York State Dormitory Authority Revenue Bonds	700	5.000	07/01/24	798
New York State Dormitory Authority Revenue Bonds	6,790	5.000	07/01/26	7,600
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,762
New York State Dormitory Authority State Personal Income Tax Revenue Bonds	6,700	5.000	12/15/23	7,878
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	883
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,868
New York State Thruway Authority Revenue Bonds	4,000	5.000	04/01/14	4,078
New York State Thruway Authority Revenue Bonds	2,300	5.000	03/15/19	2,720
New York State Urban Development Corp. Revenue Bonds	2,500	5.000	03/15/17	2,858
Sales Tax Asset Receivable Corp. Revenue Bonds(µ)	1,700	5.000	10/15/25	1,765
State of New York General Obligation Unlimited	1,500	5.000	02/15/14	1,520
State of New York General Obligation Unlimited	2,000	5.000	12/15/21	2,408
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,103
Triborough Bridge & Tunnel Authority Revenue Bonds(µ)	1,000	5.500	11/15/20	1,207
Triborough Bridge & Tunnel Authority Revenue Bonds(Ê)	2,250	5.000	11/15/25	2,254
Triborough Bridge & Tunnel Authority Revenue Bonds(Ê)	900	5.000	11/15/38	981
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,157
				109,723

North Carolina - 1.0%
North Carolina Capital Facilities Finance Agency Revenue Bonds	750	5.000	04/01/19	856
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	712
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	3,005
State of North Carolina Revenue Bonds	1,660	5.000	05/01/16	1,844
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,182
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,315
				8,914

See accompanying notes which are an integral part of the financial statements.

448 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$

North Dakota - 0.2%
City of Williston North Dakota Revenue Bonds(µ)	1,425	4.000	11/01/20	1,494

Ohio - 2.0%
City of Cleveland Ohio Airport System Revenue Bonds	585	5.000	01/01/28	602
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,266
Kent State University Revenue Bonds(µ)	2,000	5.000	05/01/16	2,192
Ohio Air Quality Development Authority Revenue Bonds	1,110	5.700	02/01/14	1,122
State of Ohio Revenue Bonds	4,105	5.000	06/15/16	4,561
State of Ohio Revenue Bonds	3,500	5.000	12/15/22	4,097
State of Ohio Revenue Bonds	2,815	5.000	12/15/23	3,251
				17,091

Oklahoma - 0.6%
Cushing Educational Facilities Authority Revenue Bonds	3,000	5.000	09/01/20	3,369
Oklahoma County Finance Authority Revenue Bonds	1,000	5.000	09/01/21	1,128
Tulsa County Industrial Authority Revenue Bonds	1,000	4.000	09/01/14	1,030
				5,527

Oregon - 0.8%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,349
Morrow County School District No. 1 General Obligation Unlimited(µ)	1,955	5.500	06/15/21	2,331
Oregon Department of Transportation Revenue Bonds	2,000	5.250	11/15/14	2,103
				6,783

Pennsylvania - 5.8%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,231
Allegheny County Industrial Development Authority Revenue Bonds	920	6.500	05/01/17	967
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,154
Berks County Vocational Technical School Authority Revenue Bonds(µ)	1,260	5.000	06/01/15	1,313
City of Philadelphia Pennsylvania General Obligation Unlimited	3,210	5.250	07/15/27	3,427
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,522
Commonwealth of Pennsylvania General Obligation Unlimited	3,870	5.000	04/01/16	4,289
Commonwealth of Pennsylvania General Obligation Unlimited(µ)	1,300	5.375	07/01/17	1,516
County of Allegheny Pennsylvania General Obligation Unlimited(µ)	1,000	5.000	10/01/15	1,076
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,068
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,600	5.000	07/01/16	2,910
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,000	5.000	07/01/18	1,179
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,270	5.000	01/01/22	2,567
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,000	5.000	07/01/22	2,200
Pennsylvania Economic Development Financing Authority Revenue Bonds	4,460	5.000	01/01/23	4,833
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	09/01/17	1,149
Pennsylvania Higher Educational Facilities Authority Revenue Bonds(µ)	3,000	5.000	06/15/20	3,160
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,125	6.000	07/01/21	1,214
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,184
Pennsylvania Intergovernmental Cooperation Authority Special Tax	1,000	5.000	06/15/17	1,141
Philadelphia Authority for Industrial Development Revenue Bonds(µ)(Ê)	1,000	0.080	03/01/27	1,000
State Public School Building Authority Revenue Bonds	2,000	5.000	04/01/20	2,226
State Public School Building Authority Revenue Bonds	3,030	5.000	04/01/25	3,256
University of Pittsburgh Revenue Bonds	1,000	5.500	09/15/21	1,184
				50,766

Puerto Rico - 2.2%
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	730
Commonwealth of Puerto Rico General Obligation Unlimited(ae)	620	5.250	07/01/16	699
Government Development Bank for Puerto Rico Revenue Bonds(µ)	2,830	4.750	12/01/15	2,794
Puerto Rico Electric Power Authority Revenue Bonds(µ)	2,105	5.500	07/01/16	2,104
Puerto Rico Electric Power Authority Revenue Bonds	1,000	5.000	07/01/17	892
Puerto Rico Electric Power Authority Revenue Bonds(µ)	500	5.500	07/01/17	446
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,280	5.375	07/01/18	1,097
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	187

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 449

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	1,928
Puerto Rico Public Buildings Authority Revenue Bonds(ae)	2,000	5.500	07/01/14	2,069
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(ae)	30	6.125	02/01/14	31
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	650	5.000	08/01/22	643
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	5.500	08/01/22	2,381
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	970	6.125	08/01/29	889
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	6.500	08/01/35	2,301
				19,191

Rhode Island - 0.2%
Rhode Island Health & Educational Building Corp. Revenue Bonds	1,500	5.000	09/01/22	1,810

South Carolina - 0.3%
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,155
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,130
				2,285

Tennessee - 0.8%
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	1,800	5.000	10/01/25	1,811
Chattanooga Industrial Development Board Revenue Bonds(µ)	4,000	5.000	10/01/30	4,111
City of Memphis Tennessee Electric System Revenue Bonds	1,135	5.000	12/01/15	1,240
				7,162

Texas - 7.1%
Canadian River Municipal Water Authority Corp. Revenue Bonds(µ)	800	5.000	02/15/17	871
Canadian River Municipal Water Authority Corp. Revenue Bonds(µ)	415	5.000	02/15/18	451
City of Austin Texas Water & Wastewater System Revenue Bonds(µ)	1,000	5.250	11/15/14	1,052
City of Bryan Texas Electric System Revenue Bonds	1,000	5.000	07/01/15	1,071
City of Corpus Christi Texas Utility System Revenue Bonds	1,660	5.000	07/15/22	1,940
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,523
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,713
City of Houston Texas General Obligation Limited	1,375	5.250	03/01/28	1,523
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,113
City of Lubbock Texas General Obligation Limited	5,000	5.000	02/15/19	5,865
City of New Braunfels Texas General Obligation Limited(µ)(ae)	665	5.250	10/01/14	695
City of San Antonio Texas Water System Revenue Bonds	2,250	5.000	05/15/24	2,578
City Public Service Board of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,167
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,248
County of Fort Bend Texas General Obligation Limited(µ)	1,000	5.000	03/01/16	1,102
County of Travis Texas General Obligation Limited	1,000	5.000	03/01/15	1,063
Dallas Convention Center Hotel Development Corp. Revenue Bonds	2,150	5.250	01/01/23	2,332
Dallas/Fort Worth International Airport Revenue Bonds	280	5.000	11/01/22	308
Dallas/Fort Worth International Airport Revenue Bonds	200	5.000	11/01/23	218
Dallas/Fort Worth International Airport Revenue Bonds	250	5.000	11/01/24	268
Dallas/Fort Worth International Airport Revenue Bonds	1,000	5.250	11/01/28	1,082
Dallas/Fort Worth International Airport Revenue Bonds	2,000	5.250	11/01/29	2,153
Dallas/Fort Worth International Airport Revenue Bonds	1,500	5.250	11/01/30	1,606
Goose Creek Consolidated Independent School District General Obligation Unlimited	915	5.000	02/15/24	1,062
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	839
Houston Independent School District General Obligation Limited	1,500	4.000	02/15/16	1,621
Lower Colorado River Authority Revenue Bonds	5	5.000	05/15/16	6
Lower Colorado River Authority Revenue Bonds	3,585	5.500	05/15/31	3,886
North East Independent School District General Obligation Unlimited(µ)(ae)	1,000	5.000	08/01/14	1,036
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,088
North Texas Tollway Authority Revenue Bonds(Ê)	1,235	5.750	01/01/38	1,360
State of Texas General Obligation Unlimited	2,500	5.000	04/01/15	2,667
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,684
Texas A&M University Revenue Bonds	2,000	5.000	05/15/15	2,144
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	3,515	5.000	12/15/27	3,535
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,635
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,411

See accompanying notes which are an integral part of the financial statements.

450 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal			Date	Fair
	Amount ($)		Rate	of	Value
	or Shares		%	Maturity	$
Texas Public Finance Authority Revenue Bonds	1,905		5.000	07/01/14	1,965
Texas Transportation Commission Revenue Bonds	2,500		5.000	04/01/25	2,731
					62,612

Utah - 0.7%
Intermountain Power Agency Revenue Bonds	2,150		5.000	07/01/16	2,397
State of Utah General Obligation Unlimited	2,000		5.000	07/01/16	2,240
Utah State Charter School Finance Authority Revenue Bonds	465		5.250	10/15/28	505
Utah State Charter School Finance Authority Revenue Bonds	1,215		5.000	10/15/33	1,228
					6,370

Virgin Islands - 0.6%
Virgin Islands Public Finance Authority Revenue Bonds	5,000		5.000	10/01/18	5,542

Virginia - 1.9%
Chesterfield County Economic Development Authority Revenue Bonds	650		5.000	05/01/23	714
Commonwealth of Virginia General Obligation Unlimited	1,000		5.000	06/01/23	1,130
County of Fairfax Virginia General Obligation Unlimited	1,750		5.250	04/01/14	1,786
County of Fairfax Virginia General Obligation Unlimited	3,000		5.000	04/01/18	3,523
Virginia College Building Authority Revenue Bonds	1,065		5.000	02/01/14	1,077
Virginia College Building Authority Revenue Bonds	2,350		5.000	02/01/22	2,820
Virginia Commonwealth Transportation Board Revenue Bonds	1,950		5.000	03/15/18	2,258
Virginia Commonwealth Transportation Board Revenue Bonds	1,250		4.750	05/15/21	1,276
Virginia Public Building Authority Revenue Bonds	1,000		5.000	08/01/14	1,036
Virginia Public School Authority Revenue Bonds	1,000		5.000	08/01/17	1,153
					16,773

Washington - 4.2%
County of King Washington Sewer Revenue Bonds(µ)	1,625		5.000	01/01/14	1,638
Energy Northwest Revenue Bonds	1,000		5.000	07/01/14	1,032
Energy Northwest Revenue Bonds	2,500		5.000	07/01/15	2,693
Energy Northwest Revenue Bonds	1,000		7.125	07/01/16	1,170
Energy Northwest Revenue Bonds	2,000		5.000	07/01/19	2,373
King County School District No. 405 Bellevue General Obligation Unlimited(µ)	1,000		5.000	12/01/14	1,051
Mason County School District No. 309 Shelton General Obligation Unlimited(µ)	1,115		5.000	12/01/18	1,286
Pierce County School District No. 3 Puyallup General Obligation Unlimited(µ)(ae)	1,000		5.000	12/01/15	1,095
Port of Seattle Washington Revenue Bonds	1,000		5.000	06/01/22	1,133
Snohomish County School District No. 15 Edmonds General Obligation Unlimited(µ)(ae)	2,000		5.000	06/01/16	2,230
State of Washington General Obligation Unlimited	10,445		5.000	07/01/17	12,055
State of Washington Revenue Bonds	8,000		5.000	09/01/20	9,379
					37,135

West Virginia - 0.2%
West Virginia University Revenue Bonds	1,350		5.000	10/01/21	1,585

Wisconsin - 1.0%
Wisconsin Department of Transportation Revenue Bonds(µ)	1,500		5.000	07/01/19	1,773
Wisconsin Department of Transportation Revenue Bonds	5,950		5.000	07/01/22	7,147
					8,920

Wyoming - 0.4%
County of Laramie Wyoming Revenue Bonds	1,000		4.000	05/01/22	1,031
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/16	1,107
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/18	1,115
					3,253
Total Municipal Bonds (cost $810,188)					828,367

Short-Term Investments - 5.9%
Russell U.S. Cash Management Fund	52,207,619	(8)			52,208
Total Short-Term Investments (cost $52,208)					52,208

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 451

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)
	Principal		Date	Fair
	Amount ($)	Rate	of	Value
	or Shares	%	Maturity	$

Total Investments 100.2% (identified cost $862,396)				880,575
Other Assets and Liabilities,
Net - (0.2%)				(1,651)
Net Assets - 100.0%				878,924

See accompanying notes which are an integral part of the financial statements.

452 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amount in thousands
			Fair Value
							% of Net
Portfolio Summary	Level 1		Level 2	Level 3		Total	Assets
Municipal Bonds
Alabama		$—	$6,163		$—	$6,163	0.7
Alaska		—	859		—	859	0.1
Arizona		—	22,609		—	22,609	2.6
California		—	81,405		—	81,405	9.3
Colorado		—	26,807		—	26,807	3.1
Connecticut		—	7,817		—	7,817	0.9
Delaware		—	2,555		—	2,555	0.3
Florida		—	87,284		—	87,284	9.9
Georgia		—	14,236		—	14,236	1.6
Guam		—	3,347		—	3,347	0.4
Hawaii		—	4,837		—	4,837	0.6
Idaho		—	2,584		—	2,584	0.3
Illinois		—	48,168		—	48,168	5.5
Indiana		—	6,881		—	6,881	0.8
Iowa		—	2,942		—	2,942	0.3
Louisiana		—	14,434		—	14,434	1.6
Maryland		—	8,253		—	8,253	0.9
Massachusetts		—	6,423		—	6,423	0.7
Michigan		—	23,391		—	23,391	2.7
Minnesota		—	21,309		—	21,309	2.4
Mississippi		—	2,837		—	2,837	0.3
Missouri		—	5,615		—	5,615	0.6
Nebraska		—	9,724		—	9,724	1.1
Nevada		—	6,273		—	6,273	0.7
New Jersey		—	34,129		—	34,129	3.9
New Mexico		—	4,549		—	4,549	0.5
New York		—	109,723		—	109,723	12.5
North Carolina		—	8,914		—	8,914	1.0
North Dakota		—	1,494		—	1,494	0.2
Ohio		—	17,091		—	17,091	2.0
Oklahoma		—	5,527		—	5,527	0.6
Oregon		—	6,783		—	6,783	0.8
Pennsylvania		—	50,766		—	50,766	5.8
Puerto Rico		—	19,191		—	19,191	2.2
Rhode Island		—	1,810		—	1,810	0.2
South Carolina		—	2,285		—	2,285	0.3
Tennessee		—	7,162		—	7,162	0.8
Texas		—	62,612		—	62,612	7.1
Utah		—	6,370		—	6,370	0.7
Virgin Islands		—	5,542		—	5,542	0.6
Virginia		—	16,773		—	16,773	1.9
Washington		—	37,135		—	37,135	4.2
West Virginia		—	1,585		—	1,585	0.2
Wisconsin		—	8,920		—	8,920	1.0
Wyoming		—	3,253		—	3,253	0.4
Short-Term Investments		—	52,208		—	52,208	5.9
Total Investments		$—	$880,575		$—	$880,575	100.2
Other Assets and Liabilities, Net							(0.2)
							100.0

For a description of the levels see note 2 in the Notes to Financial Statements
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 453

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$862,396
Investments, at fair value(>)	880,575
Receivables:
Dividends and interest	11,260
Dividends from affiliated Russell funds	3
Investments sold	16,550
Fund shares sold	3,320
Prepaid expenses	1
Total assets	911,709

Liabilities
Payables:
Investments purchased	31,849
Fund shares redeemed	467
Accrued fees to affiliates	405
Other accrued expenses	64
Total liabilities	32,785

Net Assets	$878,924

See accompanying notes which are an integral part of the financial statements.

454 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,667
Accumulated net realized gain (loss)	(966)
Unrealized appreciation (depreciation) on investments	18,179
Shares of beneficial interest	390
Additional paid-in capital	859,654
Net Assets	$878,924
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$22.62
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$23.50
Class A — Net assets	$16,850,758
Class A — Shares outstanding ($.01 par value)	744,859
Net asset value per share: Class C(#)	$22.50
Class C — Net assets	$28,147,375
Class C — Shares outstanding ($.01 par value)	1,250,940
Net asset value per share: Class E(#)	$22.58
Class E — Net assets	$51,072,603
Class E — Shares outstanding ($.01 par value)	2,261,582
Net asset value per share: Class S(#)	$22.55
Class S — Net assets	$782,853,547
Class S — Shares outstanding ($.01 par value)	34,720,482
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$52,208
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 455

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$52
Interest	21,972
Total investment income	22,024

Expenses
Advisory fees	2,385
Administrative fees	382
Custodian fees	78
Distribution fees - Class A	44
Distribution fees - Class C	241
Transfer agent fees - Class A	35
Transfer agent fees - Class C	64
Transfer agent fees - Class E	88
Transfer agent fees - Class S	1,403
Professional fees	71
Registration fees	86
Shareholder servicing fees - Class C	80
Shareholder servicing fees - Class E	110
Trustees’ fees	21
Printing fees	36
Miscellaneous	21
Expenses before reductions	5,145
Expense reductions	(422)
Net expenses	4,723
Net investment income (loss)	17,301

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	152
Net change in unrealized appreciation (depreciation) on investments	(21,953)
Net realized and unrealized gain (loss)	(21,801)
Net Increase (Decrease) in Net Assets from Operations	$(4,500)

See accompanying notes which are an integral part of the financial statements.

456 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,301	$16,883
Net realized gain (loss)	152	4,902
Net change in unrealized appreciation (depreciation)	(21,953)	16,182
Net increase (decrease) in net assets from operations	(4,500)	37,967

Distributions
From net investment income
Class A	(334)	(166)
Class C	(394)	(451)
Class E	(861)	(813)
Class S	(15,465)	(15,539)
Net decrease in net assets from distributions	(17,054)	(16,969)

Share Transactions*
Net increase (decrease) in net assets from share transactions	202,161	81,737
Total Net Increase (Decrease) in Net Assets	180,607	102,735

Net Assets
Beginning of period	698,317	595,582
End of period	$878,924	$698,317
Undistributed (overdistributed) net investment income included in net assets	$1,667	$1,419

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 457

Russell Investment Company
Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	431	$9,915	547	$12,607
Proceeds from reinvestment of distributions	15	331	7	163
Payments for shares redeemed	(331)	(7,553)	(54)	(1,230)
Net increase (decrease)	115	2,693	500	11,540
Class C
Proceeds from shares sold	482	11,070	724	16,596
Proceeds from reinvestment of distributions	17	383	18	400
Payments for shares redeemed	(617)	(14,009)	(388)	(8,891)
Net increase (decrease)	(118)	(2,556)	354	8,105
Class E
Proceeds from shares sold	886	20,198	582	13,374
Proceeds from reinvestment of distributions	37	835	34	774
Payments for shares redeemed	(344)	(7,841)	(248)	(5,697)
Net increase (decrease)	579	13,192	368	8,451
Class S
Proceeds from shares sold	16,258	370,892	9,075	208,085
Proceeds from reinvestment of distributions	667	15,203	634	14,505
Payments for shares redeemed	(8,674)	(197,263)	(7,361)	(168,949)
Net increase (decrease)	8,251	188,832	2,348	53,641
Total increase (decrease)	8,827	$202,161	3,570	$81,737

See accompanying notes which are an integral part of the financial statements.

458 Russell Tax Exempt Bond Fund

(This page intentionally left blank)

Russell Investment Company
Russell Tax Exempt Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2013	23.24	.45	(.63)	(.18)	(.44)
October 31, 2012	22.48	.52	.79	1.31	(.55)
October 31, 2011	22.64	.62	(.16)	.46	(.62)
October 31, 2010(1)	22.31	.27	.29	.56	(.23)

Class C
October 31, 2013	23.11	.28	(.61)	(.33)	(.28)
October 31, 2012	22.36	.37	.77	1.14	(.39)
October 31, 2011	22.53	.47	(.18)	.29	(.46)
October 31, 2010	21.87	.51	.66	1.17	(.51)
October 31, 2009	20.51	.54	1.37	1.91	(.55)

Class E
October 31, 2013	23.19	.45	(.61)	(.16)	(.45)
October 31, 2012	22.44	.54	.76	1.30	(.55)
October 31, 2011	22.61	.63	(.17)	.46	(.63)
October 31, 2010	21.94	.68	.67	1.35	(.68)
October 31, 2009	20.57	.70	1.37	2.07	(.70)

Class S
October 31, 2013	23.16	.51	(.61)	(.10)	(.51)
October 31, 2012	22.41	.60	.76	1.36	(.61)
October 31, 2011	22.57	.69	(.16)	.53	(.69)
October 31, 2010	21.91	.73	.66	1.39	(.73)
October 31, 2009	20.54	.76	1.37	2.13	(.76)

See accompanying notes which are an integral part of the financial statements.
460 Russell Tax Exempt Bond Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.44)	22.62	(.77)	16,851.84		.82	1.95	23
(.55)	23.24	5.89	14,649.84		.83	2.28	29
(.62)	22.48	2.11	2,918.83		.83	2.80	29
(.23)	22.64	2.51	1,791.85		.85	2.85	24

(.28)	22.50	(1.44)	28,147	1.59	1.53	1.24	23
(.39)	23.11	5.12	31,628	1.58	1.54	1.62	29
(.46)	22.36	1.35	22,694	1.59	1.54	2.12	29
(.51)	22.53	5.43	28,301	1.59	1.51	2.31	24
(.55)	21.87	9.42	24,393	1.58	1.50	2.53	52

(.45)	22.58	(.68)	51,073.84		.78	1.99	23
(.55)	23.19	5.87	39,034.83		.79	2.37	29
(.63)	22.44	2.12	29,512.84		.79	2.86	29
(.68)	22.61	6.25	33,042.84		.76	3.05	24
(.70)	21.94	10.19	23,434.84		.76	3.29	52

(.51)	22.55	(.44)	782,853.59		.53	2.24	23
(.61)	23.16	6.14	613,006.58		.54	2.63	29
(.69)	22.41	2.43	540,458.59		.54	3.11	29
(.73)	22.57	6.47	492,584.59		.51	3.30	24
(.76)	21.91	10.48	411,956.58		.50	3.53	52

See accompanying notes which are an integral part of the financial statements.
Russell Tax Exempt Bond Fund 461

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Commodity Strategies Fund - Class A			Russell Commodity Strategies Fund - Class S
	Total Return			Total Return
1 Year	(17.16)%		1 Year	(11.76)%
Inception*	(2.14	)%§	Inception*	(0.13	)%§

Russell Commodity Strategies Fund - Class C			Russell Commodity Strategies Fund - Class Y
	Total Return			Total Return
1 Year	(12.67)%		1 Year	(11.74)%
Inception*	(1.15	)%§	Inception*	0.01	%§

Russell Commodity Strategies Fund - Class E			Dow Jones-UBS Commodity Total Return Index	**
	Total Return			Total Return
1 Year	(12.11)%		1 Year	(12.21)%
Inception*	(0.41	)%§	Inception *	(0.04	)% §

462 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) employs	not help to stem declines for the broad commodities market in late
a multi-manager approach whereby portions of the Fund	September and October.
are allocated to different money managers. Fund assets not	With the exception of cotton, crude oil, lean hogs and unleaded
allocated to money managers are managed by Russell Investment	gas, all of the commodities in the Dow Jones UBS Commodity
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	Index Total Return posted losses over the fiscal year ending
may change the allocation of the Fund’s assets among money	October 31, 2013. Petroleum markets were the most impacted by
managers at any time. An exemptive order from the Securities	political tensions in Syria, pricing in the potential for a U.S.-led
and Exchange Commission (“SEC”) permits RIMCo to engage	strike that appeared to be a real possibility at times in August.
or terminate a money manager at any time, subject to approval	U.S. crude oil markets were further supported throughout the
by the Fund’s Board, without a shareholder vote. Pursuant to the	summer by frequent draws on Cushing, Oklahoma inventories.
terms of the exemptive order, the Fund is required to notify its	Nervousness over geopolitical issues was also felt in the precious
shareholders within 90 days of when a money manager begins	metals markets as they showed signs of their occasional role as
providing services. As of October 31, 2013, the Fund had three	safe haven assets. While the surprise tapering announcement
money managers.	created a good deal of volatility for commodity markets, the end
What is the Fund’s investment objective?	result was less positive for commodities than it was for other risk
The Fund seeks to provide long term total return.	assets.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2013?	by the Fund and its money managers affect its benchmark
For the fiscal year ended October 31, 2013, the Fund’s Class A,	relative performance?
Class C, Class E, Class S, and Class Y Shares lost 12.11%, 12.67%,	All of the Fund’s share classes except Class C Shares
12.11%, 11.76%, and 11.74%, respectively. This is compared to	outperformed the Fund’s benchmark over the 12-month period
the Fund’s benchmark, the Dow Jones UBS Commodity Index	ending October 31, 2013 and all of the Fund’s money managers
Total Return, which lost 12.21% during the same period. The	contributed positively to excess returns. As of October 31, 2013,
Fund’s performance includes operating expenses, whereas index	the Fund had roughly equal weight allocations to pure curve
returns are unmanaged and do not include expenses of any kind.	enhancement strategies and to fully active directional strategies.
The pure curve enhancement strategy is represented by Credit
For the fiscal year ended October 31, 2013, the Lipper®	Suisse Asset Management and CoreCommodity Management. The
Commodities General Average, a group of funds that Lipper	active directional strategy is comprised of Goldman Sachs Asset
considers to have investment strategies similar to those of the	Management and a proprietary backwardation strategy managed
Fund, lost 10.75%. This result serves as a peer comparison and is	by RIMCo. The two strategies were complementary and enabled
expressed net of operating expenses.	the Fund to participate in a number of active management
How did the market conditions described in the Market	opportunities over the year.
Summary report affect the Fund’s performance?	Credit Suisse Asset Management, LLC (“Credit Suisse”)
Commodity market performance over the year ending October	outperformed the Fund’s benchmark for the fiscal year. Credit
31, 2013 was reflective of a lackluster global economic recovery	Suisse has consistently added value as part of the Fund’s term
combined with mostly well-supplied markets across commodity	structure strategy bucket. Credit Suisse has been successful
sectors. There were periods of price rallies in some markets as	with their quantitative and qualitative approach to researching
commodities in the energy and precious metals sectors priced	spread trading opportunities, and they have correctly anticipated
in geopolitical event risk, but the commodities market as a	a number of periods where spreads weakened in the energy and
whole experienced poor performance. Fluctuating expectations	grains sectors. In particular, the manager has been able to add
surrounding the possibility for U.S. military intervention in Syria	value in natural gas, crude oil, corn and soybeans as spreads have
served as the main driver for price rallies during the summer.	periodically weakened for those commodities.
Crude oil and precious metals priced in significant geopolitical	Goldman Sachs Asset Management, L.P. (“Goldman”)
risk premium during July and August as Syrian tensions mounted.	outperformed the Fund’s benchmark for the fiscal year. Goldman
The other big event for risk markets during the year was the	has been the best performing manager over the 12-month period,
surprise delay in quantitative easing tapering announced by the	outperforming in part through out-of-benchmark bets since
Federal Reserve Chairman Ben Bernanke in mid-September. The	RIMCo converted their mandate to a fully active, directional
announcement was initially well received by precious metals	trading strategy. The fully active directional strategy involves
markets, but the rally was short-lived and ultimately the move did	directional over/underweights to individual commodities as well

Russell Commodity Strategies Fund 463

Russell Investment Company Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013 (Unaudited)

as out-of-benchmark bets in commodities such as platinum and	Describe any changes to the Fund’s structure or the money
palladium.	manager line-up.
CoreCommodity Management, LLC (“CoreCommodity”)	RIMCo’s backwardation strategy was added to the Fund at a 5%
outperformed the Fund’s benchmark for the fiscal year.	allocation in April 2013.
CoreCommodity continues to employ an active trading style	In December 2012, RIMCo converted Goldman’s mandate from
within the term structure strategy bucket. Winning positions	an enhanced index strategy focusing on curve positioning to a
for CoreCommodity have been in concentrated in energy and	fully active directional strategy.
agriculture, with some additional excess returns being generated
in the base metals sector. CoreCommodity is active and nimble in	Money Managers as of October 31,
spotting opportunities and taking positions in deferred contracts	2013	Styles
across commodities, and the strategy has been successful over	Credit Suisse Asset Management, LLC	Enhanced Index
the period.	Goldman Sachs Asset Management, L.P.	Fully Active
Commodity
RIMCo manages the portion of the Fund’s assets that RIMCo	CoreCommodity Management, LLC	Fully Active
determines not to allocate to the money managers. Assets not		Commodity
allocated to managers include the Fund’s liquidity reserves and

assets which may be managed directly by RIMCo to modify the	The views expressed in this report reflect those of the portfolio
Fund’s overall portfolio characteristics to seek to achieve the	managers only through the end of the period covered by
desired risk/return profile for the Fund. RIMCo’s backwardation	the report. These views do not necessarily represent the
strategy seeks to achieve excess return through the use of	views of RIMCo or any other person in RIMCo or any other
a quantitative model that selects and weights exposure to	affiliated organization. These views are subject to change
individual commodities based upon their relative attractiveness.	at any time based upon market conditions or other events,
RIMCo introduced the strategy at a 5% allocation in April 2013	and RIMCo disclaims any responsibility to update the views
and the strategy contributed positively to excess returns during	contained herein. These views should not be relied on as
the portion of the fiscal year in which it was implemented. The	investment advice and, because investment decisions for
strategy has had persistent overweight positions to crude oil, gold	a Russell Investment Company (“RIC”) Fund are based on
and several energy commodities as well as a frequent underweight	numerous factors, should not be relied on as an indication
to natural gas, all of which were positive contributors to Fund	of investment decisions of any RIC Fund.
excess returns.

* The Fund first issued Class A, C, E, S, and Y Shares on June 30, 2010.

** Dow Jones — UBS Commodity Total Return Index SM , which is a broadly diversified collateralized commodities futures index comprised of futures contracts on
19 physical commodities.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

464 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$941.40	$1,017.64
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$7.34	$7.63

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$938.20	$1,013.86
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$10.99	$11.42
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.25%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$941.40	$1,017.64
	Expenses Paid During Period*	$7.34	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Commodity Strategies Fund 465

Russell Investment Company
Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$943.80	$1,018.90
Expenses Paid During Period*	$6.12	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$943.90	$1,019.86
Expenses Paid During Period*	$5.19	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

466 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 19.6%			Federal Home Loan Banks
United States Government Agencies - 16.2%			0.230% due 10/15/14	6,000	6,003
			Federal Home Loan Mortgage Corp.
Federal Farm Credit Banks			1.375% due 02/25/14	8,242	8,275
0.210% due 01/26/15 (Ê)	6,000	6,008	1.000% due 08/20/14	6,000	6,039
0.161% due 01/28/15 (Ê)	8,000	8,003	1.000% due 08/27/14	4,000	4,028
0.154% due 02/06/15 (Ê)	10,000	10,003	Federal National Mortgage Association
0.230% due 03/16/15 (Ê)	20,000	20,012	0.360% due 06/23/14 (Ê)	14,100	14,122
0.350% due 05/01/15 (Ê)	10,000	10,022	0.157% due 09/11/14 (Ê)	9,000	9,004
0.210% due 10/22/15 (Ê)	9,500	9,497	Federal National Mortgage Association
Federal Home Loan Banks			Discount Notes
0.220% due 08/14/15 (Ê)	10,000	10,000	Zero coupon due 01/21/14	10,000	9,999
0.220% due 08/19/15 (Ê)	6,000	6,000	Zero coupon due 05/01/14	9,000	8,997
0.210% due 10/01/15 (Ê)	12,000	11,997	Zero coupon due 06/02/14	6,000	5,997
0.220% due 10/07/15 (Ê)	10,000	9,999	Freddie Mac Discount Notes
Series 1			Zero coupon due 04/24/14	8,700	8,698
0.220% due 10/07/15 (Ê)	8,000	7,999	Russell U.S. Cash Management Fund	636,914,986(8)	636,915
Series 2			United States Treasury Bills
0.200% due 08/19/15 (Ê)	17,500	17,495	0.304% due 11/07/13	5,000	5,000
Federal Home Loan Mortgage Corp.			0.155% due 02/06/14 (~)	85,000	84,989
0.320% due 12/03/14	5,000	5,007	0.033% due 02/20/14 (§)	55,000	54,992
0.330% due 12/29/14	6,000	6,008	0.107% due 09/18/14	5,000	4,997
0.305% due 01/02/15	8,000	8,008	0.110% due 09/18/14 (§)	5,000	4,995
0.305% due 02/23/15	8,000	8,007	United States Treasury Notes
0.320% due 04/29/15	7,000	7,001	1.250% due 02/15/14 (§)	5,000	5,017
0.400% due 04/30/15	3,600	3,602	1.875% due 02/28/14 (§)	5,000	5,029
0.500% due 09/14/15	8,000	8,004	1.250% due 04/15/14 (§)	5,000	5,026
0.550% due 09/18/15	5,000	5,005	0.250% due 04/30/14 (§)	5,000	5,003
Federal National Mortgage Association			1.000% due 05/15/14 (§)	7,000	7,033
0.750% due 12/19/14	7,500	7,546	0.625% due 07/15/14	7,000	7,025
0.183% due 01/20/15 (Ê)	6,295	6,299
0.141% due 02/27/15 (Ê)	8,000	8,001	Total Short-Term Investments
			(cost $944,606)		944,693
		199,523
United States Government Treasuries - 3.4%			Total Investments 96.1%
United States Treasury Notes			(identified cost $1,186,530)		1,186,755
0.250% due 01/31/15	8,000	8,007	Other Assets and Liabilities,
0.125% due 04/30/15	6,500	6,490	Net - 3.9%		48,033
0.375% due 06/15/15 (§)	14,000	14,029
0.250% due 07/15/15	6,000	5,999	Net Assets - 100.0%		1,234,788
0.375% due 08/31/15	8,000	8,014
		42,539

Total Long-Term Investments
(cost $241,924)		242,062
Short-Term Investments - 76.5%
Federal Farm Credit Banks
0.250% due 06/11/14 (Ê)	13,000	13,011
0.250% due 10/16/14	4,500	4,503
Federal Home Loan Bank Discount
Notes
Zero coupon due 01/10/14	7,000	7,000
Zero coupon due 04/01/14	5,000	4,999
Zero coupon due 05/01/14	8,000	7,997

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 467

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$

Long Positions
Light Sweet Crude Oil Futures			189	USD	17,345	11/14	65
Natural Gas Futures			95	USD	3,453	03/14	(542)
Short Positions
Light Sweet Crude Oil Futures			94	USD	9,060	11/13	567
Light Sweet Crude Oil Futures			95	USD	9,182	12/13	175
Natural Gas Futures			95	USD	3,475	02/14	862
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,127

Index Swap Contracts
Amounts in thousands
							Fair
Fund Receives		Notional				Termination	Value
Underlying Security	Counterparty	Amount		Terms		Date	$
Dow Jones-UBS Aluminum Index	Merrill Lynch	USD	1,002	0.180%		11/01/13	—
Dow Jones-UBS Brent Crude Oil Index	Merrill Lynch	USD	9,018	0.150%		11/15/13	—
Dow Jones-UBS Brent Crude Oil Index	Merrill Lynch	USD	8,639	0.150%		11/15/13	(1)
Dow Jones-UBS Brent Crude Oil Index	UBS	USD	10,465	0.130%		08/28/14	(1)
Dow Jones-UBS Commodity Index Total Return	BNP Paribas	USD	37,403	3 Month T-Bill plus 0.250%		11/22/13	(375)
Dow Jones-UBS Commodity Index Total Return	Morgan Stanley	USD	17,794	3 Month T-Bill plus 0.158%		11/22/13	178
Dow Jones-UBS Commodity Index Total Return	Morgan Stanley	USD	27,674	3 Month T-Bill plus 0.158%		11/22/13	(414)
Dow Jones-UBS Commodity Index Total Return	Societe Generale	USD	51,069	3 Month T-Bill plus 0.148%		11/22/13	(511)
Dow Jones-UBS Commodity Index Total Return	UBS	USD	28,691	3 Month T-Bill plus 0.158%		12/23/13	(428)
Dow Jones-UBS Commodity Index Total Return 2
Month Forward	BNP Paribas	USD	24,121	3 Month T-Bill plus 0.260%		11/22/13	(219)
Dow Jones-UBS Commodity Index Total Return 2
Month Forward	Morgan Stanley	USD	45,283	3 Month T-Bill plus 0.247%		11/22/13	411
Dow Jones-UBS Commodity Index Total Return 2
Month Forward	Morgan Stanley	USD	220,844	3 Month T-Bill plus 0.247%		12/23/13	(2,920)
Dow Jones-UBS Commodity Index Total Return 2
Month Forward	Societe Generale	USD	42,747	3 Month T-Bill plus 0.296%		11/22/13	(388)
Dow Jones-UBS Commodity Index Total Return 2
Month Forward	UBS	USD	55,747	3 Month T-Bill plus 0.296%		11/22/13	(740)
Dow Jones-UBS Copper Index	UBS	USD	4,780	0.130%		08/13/14	(1)
Dow Jones-UBS Cotton Index	Merrill Lynch	USD	1,989	0.000%		01/14/14	—
Dow Jones-UBS Crude Oil Index	UBS	USD	5,343	0.130%		04/18/14	(1)
Dow Jones-UBS Gold Index	UBS	USD	3,408	0.000%		08/28/14	—
Dow Jones-UBS Lean Hogs Index	Merrill Lynch	USD	2,176	0.000%		01/14/14	—
Dow Jones-UBS Live Cattle Index	Merrill Lynch	USD	3,474	0.000%		01/14/14	—
Dow Jones-UBS Natural Gas Index	Merrill Lynch	USD	1,251	0.150%		04/29/14	—
Dow Jones-UBS Nickel Index	Merrill Lynch	USD	2,884	0.180%		01/14/14	—
Dow Jones-UBS Platinum Index	Merrill Lynch	USD	28,357	0.180%		11/27/13	(4)
Dow Jones-UBS Platinum Index	Merrill Lynch	USD	3,957	0.180%		01/14/14	(1)
Dow Jones-UBS Soybeans Index	UBS	USD	3,298	0.200%		09/19/14	(1)
Dow Jones-UBS Soybeans Index	UBS	USD	2,891	0.200%		09/19/14	—
Dow Jones-UBS SoyMeal Index	UBS	USD	1,402	0.200%		09/19/14	—
Dow Jones-UBS Sugar Index	Merrill Lynch	USD	4,398	0.000%		12/05/13	—
Dow Jones-UBS WTI Crude Oil Index 6 Month
Forward	UBS	USD	5,866	0.270%		08/28/14	(1)
Dow Jones-UBS WTI Crude Oil Index 6 Month
Forward	UBS	USD	13,498	0.270%		08/28/14	(3)
Dow Jones-UBS Zinc Index	Merrill Lynch	USD	1,443	0.180%		03/12/14	—
Dow Jones-UBS Zinc Index	UBS	USD	3,473	0.180%		08/13/14	—
Goldman Sachs BIN1 Index	Goldman Sachs	USD	59,553	0.120%		11/29/13	—

See accompanying notes which are an integral part of the financial statements.
468 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Index Swap Contracts
Amounts in thousands
							Fair
Fund Receives		Notional				Termination	Value
Underlying Security	Counterparty	Amount			Terms	Date	$
Merrill Lynch Commodity Corn Excess Return Index	Merrill Lynch	USD	2,511	0.250%		01/14/14	(1)
Merrill Lynch Commodity Corn Excess Return Index	Merrill Lynch	USD	2,455	0.250%		01/14/14	(1)
Merrill Lynch Commodity GSM9 Index	Merrill Lynch	USD	87,359	0.250%		01/14/14	(19)
Merrill Lynch Commodity GSM9 Index	Merrill Lynch	USD	6,877	0.250%		01/14/14	(1)
Merrill Lynch Commodity GSM9 Index	Merrill Lynch	USD	8,652	0.250%		01/14/14	(2)
Merrill Lynch Commodity GSM9 Index	Merrill Lynch	USD	9,784	0.250%		01/14/14	(1)
Merrill Lynch Commodity Index eXtra (palladium)
Excess Return	Merrill Lynch	USD	30,665	0.180%		11/27/13	(5)
Merrill Lynch Commodity Index Wheat Excess Return	Merrill Lynch	USD	4,506	0.000%		01/14/14	—
Merrill Lynch Commodity Index WTI Excess Return	Merrill Lynch	USD	8,841	0.250%		11/27/13	(2)
Russell CoreCommodity Diversified I Index	Newedge Group	USD	262,664	0.350%		09/09/31	(2,804)
UBS Custom IB220 Index	Merrill Lynch	USD	59,971	0.270%		07/10/14	(14)
UBS Custom IB220 Index	UBS	USD	98,772	0.270%		07/10/14	(24)
UBS Custom IB220 Index	UBS	USD	79,138	0.270%		07/10/14	(19)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)							(8,313)

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2		Level 3		Total	Assets
Long-Term Investments
United States Government Agencies	$—	$199,523			$—	$199,523	16.2
United States Government Treasuries	—		42,539		—	42,539	3.4
Short-Term Investments	—	944,693			—	944,693	76.5
Total Investments	—	1,186,755			—	1,186,755	96.1
Other Assets and Liabilities, Net							3.9
							100.0
Other Financial Instruments
Futures Contracts	1,127		—		—	1,127	0.1
Index Swap Contracts	—		(5,509)		(2,804)	(8,313)	(0.7)
Total Other Financial Instruments*	$1,127		$(5,509)		$(2,804)	$(7,186)

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 469

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

Commodity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$1,669
Index swap contracts, at fair value	589
Total	$2,258

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$542
Index swap contracts, at fair value	8,902
Total	$9,444

Commodity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$194
Index swap contracts	(160,796)
Total	$(160,602)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,100
Index swap contracts	14,293
Total	$15,393

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

470 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,186,530
Investments, at fair value(>)	1,186,755
Cash (restricted)(a)(b)	58,164
Receivables:
Dividends and interest	258
Dividends from affiliated Russell funds	56
Investments sold	2,094
Fund shares sold	2,676
Variation margin on futures contracts	34
Prepaid expenses	1
Index swap contracts, at fair value(8)	589
Total assets	1,250,627

Liabilities
Payables:
Due to custodian	638
Investments purchased	4,215
Fund shares redeemed	667
Accrued fees to affiliates	1,233
Other accrued expenses	184
Index swap contracts, at fair value(8)	8,902
Total liabilities	15,839

Net Assets	$1,234,788

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 471

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(8,582)
Accumulated net realized gain (loss)	258
Unrealized appreciation (depreciation) on:
Investments	225
Futures contracts	1,127
Index swap contracts	(8,313)
Shares of beneficial interest	1,470
Additional paid-in capital	1,248,603
Net Assets	$1,234,788
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$8.35
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$8.68
Class A — Net assets	$20,224,256
Class A — Shares outstanding ($.01 par value)	2,421,396
Net asset value per share: Class C(#)	$8.20
Class C — Net assets	$11,436,150
Class C — Shares outstanding ($.01 par value)	1,394,711
Net asset value per share: Class E(#)	$8.35
Class E — Net assets	$20,651,377
Class E — Shares outstanding ($.01 par value)	2,472,882
Net asset value per share: Class S(#)	$8.40
Class S — Net assets	$830,644,584
Class S — Shares outstanding ($.01 par value)	98,937,038
Net asset value per share: Class Y(#)	$8.42
Class Y — Net assets	$351,831,301
Class Y — Shares outstanding ($.01 par value)	41,762,600
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$636,915
(8) Index swap contracts – premiums paid (received)	$—
(a) Cash Collateral for Futures	$5,180
(b) Cash Collateral for Swaps	$52,984

(#)     Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

472 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$580
Interest	1,335
Total investment income	1,915

Expenses
Advisory fees	18,721
Administrative fees	725
Custodian fees	271
Distribution fees - Class A	51
Distribution fees - Class C	96
Transfer agent fees - Class A	41
Transfer agent fees - Class C	26
Transfer agent fees - Class E	36
Transfer agent fees - Class S	1,581
Transfer agent fees - Class Y	18
Professional fees	104
Registration fees	69
Shareholder servicing fees - Class C	32
Shareholder servicing fees - Class E	45
Trustees’ fees	34
Printing fees	87
Miscellaneous	16
Expenses before reductions	21,953
Expense reductions	(6,572)
Net expenses	15,381
Net investment income (loss)	(13,466)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	159
Futures contracts	194
Index swap contracts	(160,796)
Net realized gain (loss)	(160,443)
Net change in unrealized appreciation (depreciation) on:
Investments	107
Futures contracts	1,100
Index swap contracts	14,293
Net change in unrealized appreciation (depreciation)	15,500
Net realized and unrealized gain (loss)	(144,943)
Net Increase (Decrease) in Net Assets from Operations	$(158,409)

(†)     The Statement of Operations is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary).
        Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 473

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(13,466)	$(13,429)
Net realized gain (loss)	(160,443)	(39,370)
Net change in unrealized appreciation (depreciation)	15,500	(22,737)
Net increase (decrease) in net assets from operations	(158,409)	(75,536)

Distributions
From net investment income
Class A	—	(294)
Class C	—	(134)
Class E	—	(203)
Class S	—	(11,586)
Class Y	—	(9,045)
From net realized gain
Class A	—	(35)
Class C	—	(26)
Class E	—	(25)
Class S	—	(1,165)
Class Y	—	(824)
From return of capital
Class A	—	(445)
Class C	—	(336)
Class E	—	(318)
Class S	—	(14,927)
Class Y	—	(10,558)
Net decrease in net assets from distributions	—	(49,921)

Share Transactions*
Net increase (decrease) in net assets from share transactions	132,698	149,966
Total Net Increase (Decrease) in Net Assets	(25,711)	24,509

Net Assets
Beginning of period	1,260,499	1,235,990
End of period	$1,234,788	$1,260,499
Undistributed (overdistributed) net investment income included in net assets	$(8,582)	$(8,432)

(†)     The Statement of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

474 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,256	$11,085	685	$6,592
Proceeds from reinvestment of distributions	—	—	77	741
Payments for shares redeemed	(1,077)	(9,639)	(568)	(5,509)
Net increase (decrease)	179	1,446	194	1,824
Class C
Proceeds from shares sold	328	2,873	471	4,545
Proceeds from reinvestment of distributions	—	—	52	491
Payments for shares redeemed	(435)	(3,801)	(433)	(4,110)
Net increase (decrease)	(107)	(928)	90	926
Class E
Proceeds from shares sold	964	8,478	607	5,836
Proceeds from reinvestment of distributions	—	—	53	507
Payments for shares redeemed	(290)	(2,555)	(270)	(2,605)
Net increase (decrease)	674	5,923	390	3,738
Class S
Proceeds from shares sold	37,257	331,052	27,757	266,761
Proceeds from reinvestment of distributions	—	—	2,779	26,591
Payments for shares redeemed	(18,401)	(163,390)	(15,745)	(151,574)
Net increase (decrease)	18,856	167,662	14,791	141,778
Class Y
Proceeds from shares sold	7,404	66,756	8,742	83,898
Proceeds from reinvestment of distributions	—	—	2,135	20,427
Payments for shares redeemed	(12,351)	(108,161)	(10,831)	(102,625)
Net increase (decrease)	(4,947)	(41,405)	46	1,700
Total increase (decrease)	14,655	$132,698	15,511	$149,966

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 475

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—
October 31, 2012	10.55	(.13)	(.53)	(.66)	(.15)	(.02)
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	—(f)
October 31, 2010(2)	10.00	(.05)	1.70	1.65	—	—

Class C
October 31, 2013	9.39	(.19)	(1.00)	(1.19)	—	—
October 31, 2012	10.45	(.20)	(.53)	(.73)	(.09)	(.02)
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	—(f)
October 31, 2010(2)	10.00	(.08)	1.69	1.61	—	—

Class E
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—
October 31, 2012	10.54	(.13)	(.52)	(.65)	(.15)	(.02)
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	—(f)
October 31, 2010(2)	10.00	(.06)	1.70	1.64	—	—

Class S
October 31, 2013	9.52	(.10)	(1.02)	(1.12)	—	—
October 31, 2012	10.58	(.11)	(.53)	(.64)	(.18)	(.02)
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	—(f)
October 31, 2010(2)	10.00	(.04)	1.69	1.65	—	—

Class Y
October 31, 2013	9.54	(.08)	(1.04)	(1.12)	—	—
October 31, 2012	10.59	(.09)	(.53)	(.62)	(.19)	(.02)
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	—(f)
October 31, 2010(2)	10.00	(.04)	1.69	1.65	—	—

See accompanying notes which are an integral part of the financial statements.
476 Russell Commodity Strategies Fund

							%
					%	%	Ratio of Net
		$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Capital	Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

—	—	8.35	(12.11)	20,224	2.04	1.52	(1.37)	145
(.22)	(.39)	9.50	(6.28)	21,301	2.08	1.55	(1.39)	60
—	(1.48)	10.55	2.85	21,609	1.78	1.48	(1.30)	123
—	—	11.65	16.50	5,144	1.91	1.41	(1.48)	11

—	—	8.20	(12.67)	11,436	2.79	2.27	(2.12)	145
(.22)	(.33)	9.39	(7.01)	14,104	2.83	2.30	(2.15)	60
—	(1.45)	10.45	2.07	14,748	2.53	2.23	(2.05)	123
—	—	11.61	16.10	3,323	2.66	2.16	(2.23)	11

—	—	8.35	(12.11)	20,652	2.04	1.52	(1.36)	145
(.22)	(.39)	9.50	(6.23)	17,078	2.08	1.54	(1.38)	60
—	(1.47)	10.54	2.81	14,850	1.78	1.48	(1.30)	123
—	—	11.64	16.40	14,962	1.90	1.41	(1.48)	11

—	—	8.40	(11.76)	830,645	1.79	1.27	(1.12)	145
(.22)	(.42)	9.52	(6.10)	762,582	1.83	1.30	(1.14)	60
—	(1.48)	10.58	3.15	690,537	1.53	1.23	(1.05)	123
—	—	11.65	16.50	428,347	1.66	1.16	(1.23)	11

—	—	8.42	(11.74)	351,831	1.60	1.08	(.93)	145
(.22)	(.43)	9.54	(5.82)	445,434	1.65	1.11	(.95)	60
—	(1.49)	10.59	3.31	494,246	1.35	1.05	(.87)	123
—	—	11.65	16.50	545,188	1.48	.98	(1.05)	11

See accompanying notes which are an integral part of the financial statements.
Russell Commodity Strategies Fund 477

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Global Infrastructure Fund - Class A			Russell Global Infrastructure Fund - Class S
	Total Return				Total Return
1 Year	8.63%		1 Year		15.59%
Inception*	8.46	%§	Inception*		10.86	%§

Russell Global Infrastructure Fund - Class C			Russell Global Infrastructure Fund - Class Y
	Total Return				Total Return
1 Year	14.41%		1 Year		15.79%
Inception*	9.75	%§	Inception*		11.04	%§

Russell Global Infrastructure Fund - Class E			S&P Global Infrastructure Index Net (USD)	**
	Total Return				Total Return
1 Year	15.23%		1 Year		14.30%
Inception*	10.56	%§	Inception*		8.89	%§

478 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) employs	How did the investment strategies and techniques employed
a multi-manager approach whereby portions of the Fund	by the Fund and its money managers affect its benchmark
are allocated to different money managers. Fund assets not	relative performance?
allocated to money managers are managed by Russell Investment	Sector allocation contributed to Fund outperformance during
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	the fiscal year, as gains from an underweight to electric utilities
may change the allocation of the Fund’s assets among money	and out-of-benchmark exposure to construction & engineering
managers at any time. An exemptive order from the Securities	outweighed losses from underweight positions in airports
and Exchange Commission (“SEC”) permits RIMCo to engage	and toll roads. Security selection was also positive, as strong
or terminate a money manager at any time, subject to approval	selection in multi-utilities, electric utilities and marine ports
by the Fund’s Board, without a shareholder vote. Pursuant to the	overwhelmed negative selection in toll roads. At the regional
terms of the exemptive order, the Fund is required to notify its	level, gains from an overweight to North America were roughly
shareholders within 90 days of when a money manager begins	offset by the negative effect of an underweight to Continental
providing services. As of October 31, 2013, the Fund had three	Europe. Strong security selection in North America and the
money managers.	emerging markets overwhelmed weaker selection in Japan.
What is the Fund’s investment objective?
The Fund seeks to provide long term growth of capital and current	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed
income.	the Fund’s benchmark for the fiscal year. Cohen implements a
“growth at a reasonable price” strategy incorporating both top-
How did the Fund perform relative to its benchmark for the	down and bottom-up components. Effective stock selection
fiscal year ended October 31, 2013?	within electric utilities, oil & gas pipelines and multi-utilities
For the fiscal year ended October 31, 2013, the Fund’s Class A,	contributed to outperformance. Sector allocation also benefited
Class C, Class E, Class S and Class Y Shares gained 15.24%,	performance, due to underweights to multi-utilities in Europe
14.41%, 15.23%, 15.59% and 15.79%, respectively. This is	and electric utilities in the U.S., in addition to out-of-benchmark
compared to the Fund’s benchmark, the S&P Global Infrastructure	exposure to several gas utility companies.
Index Net (USD), which gained 14.30% during the same period.	Colonial First State Asset Management (Australia) Limited
The Fund’s performance includes operating expenses, whereas	(“Colonial”) outperformed the Fund’s benchmark for the portion
index returns are unmanaged and do not include expenses of any	of the fiscal year during which it was a money manager for the
kind.	Fund. Colonial utilizes a fundamental relative value strategy that
For the fiscal year ended October 31, 2013, the Lipper® Specialty/	features significant ex-benchmark exposure. Sector allocation was
Miscellaneous Funds Average, a group of funds that Lipper	the key driver of outperformance, as out-of-benchmark exposure
considers to have investment strategies similar to those of the	to the railroads and construction & engineering sectors was
Fund, gained 8.51%. This return serves as a peer comparison and	particularly beneficial. Exposure to the communications sectors,
is expressed net of operating expenses.	including cell towers and satellites, modestly detracted from performance. From a regional perspective, strong stock selection
How did the market conditions described in the Market	in North America and Japan outweighed weaker stock picking in
Summary report affect the Fund’s performance?	Continental Europe.
ForthefiscalyearendedOctober31,2013,theglobalinfrastructure	Macquarie Capital Investment Management LLC (“Macquarie”)
market, as measured by the S&P Global Infrastructure Index Net	underperformed the Fund’s benchmark for the portion of the
(USD), delivered a 14.30% return. Higher-beta (stocks with high	fiscal year during which it was a money manager for the Fund.
sensitivity to market movements), cyclically sensitive stocks	Macquarie pursues a highly benchmark-aware, fundamentals-
tended to outperform relative to the more defensive segment	driven investment strategy. Detracting from performance was
of the market, as concerns over rising bond yields dominated	ineffective stock selection in the oil & gas pipelines, airports and
performance during the second half of the fiscal year. At the	electric utilities sectors. Sector allocation was a modestly positive
sector level, airports and toll roads were among the strongest	contributor due to an underweight to electric utilities and out-
categories, while electric utilities and water utilities were the	of-index exposure to construction & engineering. On a regional
biggest laggards. Pipelines registered performance in line with	basis, stock selection in Japan drove underperformance, while
the global index average. From a regional perspective, Japan and	country allocation had a marginally positive effect due to an
Continental Europe were the best performers in the Fund’s index,	underweight to North America and overweights to the emerging
while North America and the emerging markets trailed the index.	markets and Japan.

Russell Global Infrastructure Fund 479

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Nuveen Asset Management, Inc. (“Nuveen”) outperformed the		Describe any changes to the Fund’s structure or the money
Fund’s benchmark for the fiscal year. Nuveen utilizes a bottom-		manager line-up.
up relative value strategy that features a high degree of turnover.		In December 2012, RIMCo terminated	Macquarie Capital
Positive benchmark-relative performance was driven by stock		Investment LLC as a money manager for the Fund and hired
selection, particularly within the multi-utilities and electric		Colonial First State Asset Management (Australia) Limited as a
utilities sectors, where Nuveen was underweight to several lagging		money manager for the Fund. The manager change was a result of
stocks in Europe and North America. An underweight to electric		the departure of the lead portfolio manager at Macquarie.
utilities and out-of-index exposure to construction & engineering
added value. Underweight positions in the European toll roads		In May 2013, RIMCo implemented the regional tilting strategy
and airports sectors detracted from performance.		described above.
Money Managers as of October 31,
RIMCo manages the portion of the Fund’s assets that RIMCo		2013	Styles
determines not to allocate to the money managers. Assets		Cohen & Steers Capital Management, Inc	Public Market
Equity
not allocated to managers include the Fund’s liquidity		Colonial First State Asset Management	Public Market
reserves and assets which may be managed directly by		(Australia) Limited	Equity
RIMCo to modify the Fund’s overall portfolio characteristics		Nuveen Asset Management, LLC	Public Market
to seek to achieve the desired risk/return profile for the Fund.			Equity
RIMCo introduced a strategy during the period to implement
regional tilting and modify the portfolio’s beta profile through		The views expressed in this report reflect those of the portfolio
the use/purchase of infrastructure stocks.	The strategy	managers only through the end of the period covered by
underperformed relative to the Fund’s benchmark as a result of		the report. These views do not necessarily represent the
an overweight to the emerging markets, which underperformed		views of RIMCo, or any other person in RIMCo or any other
relative to the developed markets during the second half of the		affiliated organization. These views are subject to change
fiscal year.		at any time based upon market conditions or other events,
During the fiscal year, the Fund used index futures contracts		and RIMCo disclaims any responsibility to update the views
to equitize the Fund’s cash. The use of these derivatives had		contained herein. These views should not be relied on as
a modestly positive impact on performance, as equity markets		investment advice and, because investment decisions for
delivered positive returns ahead of cash.		a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* The Fund first issued Class A, C, E, S, and Y Shares on September 30, 2010.

** The S&P Global Infrastructure Index Net (USD) SM provides liquid and tradable exposure to 75 companies from around the world that represent the listedinfrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

480 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,026.70	$1,017.69
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$7.61	$7.58

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$1,022.90	$1,013.86
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$11.47	$11.42
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.25%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$1,026.60	$1,017.59
	Expenses Paid During Period*	$7.71	$7.68

* Expenses are equal to the Fund's annualized expense ratio of 1.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Infrastructure Fund 481

Russell Investment Company
Russell Global Infrastructure Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,028.70	$1,018.95
Expenses Paid During Period*	$6.34	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$1,029.60	$1,019.86
Expenses Paid During Period*	$5.42	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

482 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Schedule of Investments — October 31, 2013

			Amounts in thousands (except share amounts)
Amounts in thousands (except share amounts)				Principal	Fair
	Principal	Fair		Amount ($)	Value
	Amount ($)	Value		or Shares	$
	or Shares	$	China Water Affairs Group, Ltd.	3,090,000	1,160
Common Stocks - 96.8%			COSCO Pacific, Ltd.	5,057,716	7,372
Australia - 8.0%			ENN Energy Holdings, Ltd.	1,030,611	6,108
			Huadian Power International Corp., Ltd.
APA Group	162,660	932	Class H	4,452,000	2,067
Asciano, Ltd.	2,555,987	14,060	Sinopec Kantons Holdings, Ltd.(Ñ)	1,043,137	951
Aurizon Holdings, Ltd.	820,707	3,715	Towngas China Co., Ltd.	3,720,568	3,666
DUET Group	1,006,194	2,045	Zhejiang Expressway Co., Ltd. Class H	1,946,000	1,792
Macquarie Atlas Roads Group	591,506	1,481			26,076
SP AusNet	7,431,680	8,780
Spark Infrastructure Group	2,511,321	4,023
Sydney Airport	3,005,169	11,901	France - 9.8%
Transurban Group - ADR(Æ)	7,569,645	50,797	Aeroports de Paris	126,421	13,509
		97,734	Eutelsat Communications SA	282,799	8,964
			GDF Suez	1,027,534	25,587

Austria - 0.2%			Groupe Eurotunnel SA	3,708,553	35,962
			Rubis SCA	177,030	11,064
Oesterreichische Post AG	36,472	1,714	Suez Environnement Co.	149,476	2,609
			Veolia Environnement SA	60,431	1,035
Belgium - 0.1%			Vinci SA	321,871	20,647
Elia System Operator SA	12,563	575			119,377

Brazil - 1.0%			Germany - 2.4%
Alupar Investimento SA(Æ)	214,897	1,621	E.ON SE	1,021,251	18,657
CCR SA	250,136	2,080	Fraport AG Frankfurt Airport Services
Cia de Saneamento Basico do Estado de			Worldwide	115,355	8,938
Sao Paulo - ADR(Æ)(Ñ)	44,762	475	RWE AG	48,668	1,797
Cia de Saneamento de Minas					29,392
Gerais-COPASA	31,298	505
CPFL Energias Renovaveis SA(Æ)	77,198	457	Hong Kong - 4.2%
Light SA	169,500	1,493
Ultrapar Participacoes SA	102,441	2,730	Cheung Kong Infrastructure Holdings,
Wilson Sons, Ltd. Class BDR	254,710	3,184	Ltd.	177,709	1,237
			China Everbright International, Ltd.	5,355,775	5,340
		12,545	China Merchants Holdings International
			Co., Ltd.	8,408,999	29,827
Canada - 8.2%			China Resources Power Holdings Co.,
AltaGas, Ltd. - ADR	74,967	2,775	Ltd.	256,881	673
Brookfield Infrastructure Partners, LP(Ñ)	92,706	3,650	Guangdong Investment, Ltd.	2,136,777	1,838
Canadian Utilities, Ltd. Class A	42,288	1,554	Hong Kong & China Gas Co., Ltd.	1,400,983	3,274
Enbridge, Inc.(Ñ)	937,813	40,671	MTR Corp., Ltd.	728,271	2,823
Fortis, Inc.(Ñ)	54,899	1,707	Power Assets Holdings, Ltd.	699,980	5,832
Gibson Energy, Inc.	209,787	5,153			50,844
Keyera Corp.(Ñ)	31,891	1,887
Pembina Pipeline Corp.(Ñ)	376,940	12,368	India - 0.1%
Redes Energeticas Nacionais SA	192,485	579
TransCanada Corp.	595,429	26,843	GAIL India, Ltd. - GDR	32,593	1,134
Westshore Terminals Investment Corp.	82,330	2,711
		99,898	Indonesia - 0.1%
			Jasa Marga Persero Tbk PT	2,479,460	1,155
Chile - 0.5%			Sarana Menara Nusantara Tbk PT(Æ)	53,363	12
Aguas Andinas SA Class A	3,487,513	2,353			1,167
Empresa Nacional de Electricidad SA
- ADR	46,568	2,100	Italy - 4.8%
Enersis SA - ADR	117,921	1,946	Atlantia SpA	1,672,403	36,672
		6,399	Enel SpA	955,231	4,215
			Gemina SpA - GDR(Æ)	588,678	1,431
China - 2.1%			Hera SpA(Ñ)	557,568	1,126
Beijing Enterprises Holdings, Ltd.	342,618	2,813	Snam Rete Gas SpA	2,032,252	10,474
China Resources Gas Group, Ltd.	56,811	147

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 483

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Societa Iniziative Autostradali e Servizi			Philippines - 1.3%
SpA	82,122	861	International Container Terminal
Terna Rete Elettrica Nazionale SpA	399,872	1,981	Services, Inc.	6,013,953	14,475
World Duty Free SpA(Æ)	150,125	1,663	Manila Water Co., Inc.	2,055,725	1,189
		58,423			15,664

Japan - 2.7%			Singapore - 2.0%
Central Japan Railway Co.	12,000	1,550	Cityspring Infrastructure Trust	3,836,313	1,482
Chubu Electric Power Co., Inc.	39,300	580	ComfortDelGro Corp., Ltd.	2,650,016	4,107
East Japan Railway Co.	51,900	4,492	Hutchison Port Holdings Trust Class U	7,374,177	5,383
Japan Airport Terminal Co., Ltd.	38,392	927	Hyflux, Ltd.(Ñ)	947,340	885
Kamigumi Co., Ltd.	1,853,977	16,083	K-Green Trust(Æ)	888,563	733
Mitsubishi Logistics Corp.	82,996	1,147	Parkway Life Real Estate Investment
Osaka Gas Co., Ltd.	417,718	1,754	Trust(Æ)(ö)	1,190,248	2,328
Sumitomo Warehouse Co., Ltd. (The)	261,320	1,525	SATS, Ltd.	700,597	1,917
Tokyo Gas Co., Ltd.	966,283	5,228	Sembcorp Industries, Ltd.	414,916	1,777
		33,286	SIA Engineering Co., Ltd.	562,000	2,285
			Singapore Post, Ltd.	2,980,920	3,144
Luxembourg - 0.3%					24,041
SES SA	142,417	4,146
			Spain - 3.3%
Malaysia - 0.3%			Abertis Infraestructuras SA(Ñ)	1,296,792	27,819
Petronas Gas BHD	311,645	2,421	Ferrovial SA	464,006	8,849
Westports Holdings BHD(Æ)	888,608	724	Iberdrola SA	543,000	3,412
		3,145			40,080

Marshall Islands - 0.1%			Switzerland - 2.2%
Teekay Corp.	26,300	1,142	Flughafen Zuerich AG	48,245	26,745

Mexico - 1.9%			United Kingdom - 7.6%
Grupo Aeroportuario del Centro Norte			BBA Aviation PLC	2,556,884	13,869
Sab de CV - ADR(Æ)	45,626	1,240	Centrica PLC	328,816	1,863
Grupo Aeroportuario del Pacifico SAB			National Grid PLC	2,628,066	33,058
de CV - ADR(Ñ)	78,478	4,080	National Grid PLC - ADR	245,563	15,453
Grupo Aeroportuario del Sureste SAB de			Pennon Group PLC	247,515	2,703
CV - ADR(Ñ)	44,204	5,261	Scottish & Southern Energy PLC	977,874	22,202
Infraestructura Energetica Nova SAB			Stagecoach Group PLC	179,699	1,014
de CV	1,018,811	4,020	United Utilities Group PLC	204,134	2,306
OHL Mexico SAB de CV(Æ)	1,994,184	5,125			92,468
Promotora y Operadora de
Infraestructura SAB de CV(Æ)	357,665	3,629	United States - 30.5%
		23,355	Access Midstream Partners, LP(Ñ)	32,780	1,755
			AES Corp.	680,973	9,595
Netherlands - 1.9%			American Tower Corp. Class A(ö)	264,386	20,979
Koninklijke Vopak NV(Ñ)	379,958	23,393	American Water Works Co., Inc.	190,796	8,179
			Aqua America, Inc.	18,256	460
New Zealand - 1.2%			Atmos Energy Corp.	187,764	8,312
Auckland International Airport, Ltd.	3,303,792	9,360	CenterPoint Energy, Inc.	390,234	9,600
Infratil, Ltd.	834,905	1,724	Cheniere Energy, Inc.(Æ)	18,200	724
Port of Tauranga, Ltd.	303,761	3,463	CMS Energy Corp.	246,440	6,767
Vector, Ltd.	199,139	429	Connecticut Water Service, Inc.	67,129	2,151
			Corrections Corp. of America(ö)	46,823	1,732
		14,976	Covanta Holding Corp.	305,186	5,240
			Crown Castle International Corp.(Æ)	203,967	15,506
Norway - 0.0%			CyrusOne, Inc.(ö)	19,852	387
Hafslund ASA Class B	62,509	476	DCP Midstream Partners, LP(Ñ)	31,716	1,541
			Dominion Resources, Inc.	289,994	18,487
			DTE Energy Co.	13,663	945

See accompanying notes which are an integral part of the financial statements.

484 Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Duke Energy Corp.	71,791	5,150	Italy - 0.0%
Edison International	17,939	879	Hera SpA(Æ)
Enbridge Energy Management LLC(Æ)	64,497	1,839	2013 Rights	557,568	10
Energy Transfer Equity, LP	19,400	1,311
Enterprise Products Partners, LP(Ñ)	14,547	920	Total Warrants & Rights
Equities Midstream Partners, LP	41,169	2,167	(cost $0)		10
Exelon Corp.	463,099	13,217	Short-Term Investments - 2.3%
ITC Holdings Corp.	120,992	12,171
Kinder Morgan, Inc.	343,192	12,118	United States - 2.3%
Laclede Group, Inc. (The)	44,347	2,087	Russell U.S. Cash Management Fund	27,887,688(8)	27,888
Magellan Midstream Partners, LP	15,703	943	Total Short-Term Investments
MarkWest Energy Partners, LP	10,270	763	(cost $27,888)		27,888
Middlesex Water Co.	5,626	117
MPLX, LP(Ñ)	61,400	2,262	Other Securities - 5.0%
NextEra Energy, Inc.	226,336	19,182	Russell U.S. Cash Collateral Fund(×)	60,462,978(8)	60,463
NiSource, Inc.	325,730	10,267	Total Other Securities
Norfolk Southern Corp.	68,409	5,884	(cost $60,463)		60,463
Northeast Utilities	247,103	10,598	Total Investments 104.1%
OGE Energy Corp.	47,037	1,736
Oiltanking Partners, LP(Ñ)	12,476	719	(identified cost $1,133,107)		1,268,180
ONEOK, Inc.	64,511	3,645	Other Assets and Liabilities,
Pattern Energy Group, Inc. Class A	53,819	1,221	Net - (4.1%)		(49,646)
PG&E Corp.	397,696	16,644
Piedmont Natural Gas Co., Inc.(Ñ)	92,448	3,156	Net Assets - 100.0%		1,218,534
Pinnacle West Capital Corp.	16,367	917
Plains All American Pipeline, LP(Ñ)	30,381	1,556
Plains GP Holdings, LP Class A(Æ)	252,383	5,626
Portland General Electric Co.	15,845	455
PPL Corp.	622,631	19,071
Public Service Enterprise Group, Inc.	277,660	9,302
PVR Partners, LP	23,800	623
QEP Midstream Partners, LP	44,176	1,012
QTS Realty Trust, Inc. Class A(Æ)(ö)	31,631	679
Questar Corp.	30,560	723
Rose Rock Midstream, LP(Ñ)	64,701	2,261
SemGroup Corp. Class A	56,710	3,425
Sempra Energy	127,102	11,584
Shanks Group PLC	577,411	977
SJW Corp.	3,156	89
Southern Co.	86,340	3,532
Spectra Energy Corp.	496,865	17,673
Tallgrass Energy Partners, LP	37,760	944
Tesoro Logistics, LP(Ñ)	5,214	280
UIL Holdings Corp.	16,531	637
Union Pacific Corp.	84,590	12,807
Unitil Corp.	23,651	715
USA Compression Partners, LP	37,990	922
Waste Connections, Inc.	133,085	5,688
Westar Energy, Inc. Class A	80,669	2,550
Western Gas Partners, LP	60,882	3,660
Western Refining Logistics, LP(Æ)	24,343	598
Williams Cos., Inc. (The)	569,878	20,350
Wisconsin Energy Corp.	38,277	1,612
		371,624

Total Common Stocks
(cost $1,044,756)		1,179,819

Warrants & Rights - 0.0%

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 485

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Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$

Long Positions
CAC 40 Index Futures (France)		61	EUR	2,620	11/13	63
DAX Index Futures (Germany)		7	EUR	1,581	12/13	73
EURO STOXX 50 Index Futures (EMU)		44	EUR	1,346	12/13	52
FTSE 100 Index Futures (United Kingdom)		27	GBP	1,811	12/13	61
Hang Seng Index Futures (Hong Kong)		18	HKD	20,918	11/13	55
IBEX 35 Index Futures (Spain)		23	EUR	2,267	11/13	77
S&P 500 E-Mini Index Futures (CME)		90	USD	7,879	12/13	176
S&P E-Mini Utilities Select Sector Index Futures (CME)		134	USD	5,213	12/13	93
S&P TSE 60 Index Futures (Canada)		26	CAD	3,984	12/13	117
SPI 200 Index Futures (Australia)		23	AUD	3,114	12/13	76
TOPIX Index Futures (Japan)		11	JPY	131,945	12/13	(7)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						836

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Bank of America	USD	382	CHF	344	11/04/13	(3)
Bank of America	USD	1,073	GBP	669	11/04/13	—
Bank of Montreal	USD	1,085	CAD	1,141	12/18/13	8
Bank of Montreal	USD	2,693	EUR	2,018	12/18/13	47
Brown Brothers Harriman	EUR	200	USD	276	12/18/13	4
Citigroup	USD	166	EUR	121	11/01/13	(2)
Citigroup	USD	655	EUR	477	11/01/13	(8)
Citigroup	USD	1,358	EUR	989	11/04/13	(15)
Citigroup	USD	330	GBP	205	11/05/13	—
Citigroup	USD	132	SGD	163	11/01/13	—
Citigroup	AUD	76	USD	72	11/04/13	—
Citigroup	AUD	308	USD	293	11/06/13	1
Citigroup	CAD	2	USD	2	11/01/13	—
Citigroup	CAD	123	USD	118	11/05/13	—
Citigroup	EUR	139	USD	191	11/04/13	3
Citigroup	GBP	360	USD	578	11/04/13	1
Citigroup	HKD	4,620	USD	596	11/04/13	—
Commonwealth Bank of Australia	USD	3,301	AUD	3,717	12/18/13	202
Commonwealth Bank of Australia	USD	1,085	CAD	1,141	12/18/13	8
Commonwealth Bank of Australia	USD	2,693	EUR	2,018	12/18/13	47
Commonwealth Bank of Australia	USD	1,518	JPY	148,189	12/18/13	(10)
Credit Suisse	USD	833	EUR	613	11/05/13	(1)
Deutsche Bank	USD	25	CHF	22	11/01/13	—
Deutsche Bank	USD	22	HKD	171	11/01/13	—
Deutsche Bank	USD	1,493	HKD	11,577	12/18/13	—
Royal Bank of Canada	USD	1,085	CAD	1,141	12/18/13	8
Royal Bank of Canada	USD	2,693	EUR	2,018	12/18/13	47
Royal Bank of Scotland	EUR	200	USD	273	12/18/13	1
Royal Bank of Scotland	GBP	70	USD	113	12/18/13	1
Standard Chartered	USD	1,086	CAD	1,141	12/18/13	8
Standard Chartered	USD	2,693	EUR	2,018	12/18/13	47
Standard Chartered	USD	3,292	GBP	2,121	12/18/13	107
Standard Chartered	USD	1,493	HKD	11,577	12/18/13	—
State Street	USD	91	AUD	100	12/18/13	3
State Street	USD	140	AUD	150	12/18/13	2
State Street	USD	141	AUD	150	12/18/13	—

See accompanying notes which are an integral part of the financial statements.
486 Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	177	AUD	200	12/18/13	12
State Street	USD	177	AUD	200	12/18/13	11
State Street	USD	179	AUD	200	12/18/13	10
State Street	USD	189	AUD	200	12/18/13	—
State Street	USD	189	AUD	200	12/18/13	(1)
State Street	USD	376	AUD	400	12/18/13	1
State Street	USD	474	AUD	500	12/18/13	(3)
State Street	USD	481	AUD	500	12/18/13	(10)
State Street	USD	934	AUD	1,000	12/18/13	8
State Street	USD	945	AUD	1,000	12/18/13	(2)
State Street	USD	96	CAD	100	12/18/13	(1)
State Street	USD	97	CAD	100	12/18/13	(1)
State Street	USD	144	CAD	150	12/18/13	—
State Street	USD	189	CAD	200	12/18/13	2
State Street	USD	189	CAD	200	12/18/13	2
State Street	USD	285	CAD	300	12/18/13	2
State Street	USD	286	CAD	300	12/18/13	2
State Street	USD	485	CAD	500	12/18/13	(6)
State Street	USD	577	CAD	600	12/18/13	(2)
State Street	USD	1,162	CAD	1,200	12/18/13	(13)
State Street	USD	1,171	CAD	1,200	12/18/13	(22)
State Street	USD	96	CHF	86	11/01/13	(1)
State Street	USD	65	CHF	59	11/04/13	(1)
State Street	USD	80	CHF	72	11/05/13	—
State Street	USD	145	EUR	106	11/01/13	(2)
State Street	USD	368	EUR	268	11/01/13	(4)
State Street	USD	215	EUR	156	11/04/13	(2)
State Street	USD	270	EUR	199	11/04/13	—
State Street	USD	82	EUR	61	11/05/13	—
State Street	USD	275	EUR	200	12/18/13	(3)
State Street	USD	276	EUR	200	12/18/13	(4)
State Street	USD	401	EUR	300	12/18/13	6
State Street	USD	475	EUR	350	12/18/13	—
State Street	USD	529	EUR	400	12/18/13	14
State Street	USD	536	EUR	400	12/18/13	7
State Street	USD	542	EUR	400	12/18/13	1
State Street	USD	543	EUR	400	12/18/13	—
State Street	USD	661	EUR	500	12/18/13	18
State Street	USD	795	EUR	600	12/18/13	20
State Street	USD	1,622	EUR	1,200	12/18/13	8
State Street	USD	1,642	EUR	1,200	12/18/13	(12)
State Street	USD	2,965	EUR	2,200	12/18/13	23
State Street	USD	2,973	EUR	2,200	12/18/13	15
State Street	USD	108	GBP	70	12/18/13	4
State Street	USD	109	GBP	70	12/18/13	3
State Street	USD	112	GBP	70	12/18/13	—
State Street	USD	113	GBP	70	12/18/13	(1)
State Street	USD	143	GBP	90	12/18/13	1
State Street	USD	160	GBP	100	12/18/13	—
State Street	USD	232	GBP	150	12/18/13	8
State Street	USD	234	GBP	150	12/18/13	6
State Street	USD	479	GBP	300	12/18/13	1
State Street	USD	484	GBP	300	12/18/13	(3)
State Street	USD	880	GBP	550	12/18/13	2
State Street	USD	966	GBP	600	12/18/13	(4)
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 487

Russell Investment Company
Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	258	HKD	2,000	12/18/13	—
State Street	USD	387	HKD	3,000	12/18/13	—
State Street	USD	387	HKD	3,000	12/18/13	—
State Street	USD	903	HKD	7,000	12/18/13	—
State Street	USD	903	HKD	7,000	12/18/13	—
State Street	USD	512	JPY	50,255	11/05/13	(1)
State Street	USD	77	JPY	7,586	11/06/13	—
State Street	USD	100	JPY	10,000	12/18/13	1
State Street	USD	101	JPY	10,000	12/18/13	1
State Street	USD	101	JPY	10,000	12/18/13	—
State Street	USD	102	JPY	10,000	12/18/13	—
State Street	USD	102	JPY	10,000	12/18/13	—
State Street	USD	102	JPY	10,000	12/18/13	—
State Street	USD	103	JPY	10,000	12/18/13	(1)
State Street	USD	203	JPY	20,000	12/18/13	—
State Street	USD	204	JPY	20,000	12/18/13	—
State Street	USD	405	JPY	40,000	12/18/13	2
State Street	USD	408	JPY	40,000	12/18/13	(1)
State Street	AUD	100	USD	95	12/18/13	1
State Street	AUD	100	USD	94	12/18/13	(1)
State Street	AUD	100	USD	96	12/18/13	2
State Street	AUD	200	USD	186	12/18/13	(3)
State Street	AUD	400	USD	384	12/18/13	7
State Street	AUD	470	USD	426	12/18/13	(17)
State Street	AUD	600	USD	573	12/18/13	8
State Street	AUD	800	USD	751	12/18/13	(3)
State Street	AUD	1,000	USD	936	12/18/13	(6)
State Street	AUD	1,600	USD	1,497	12/18/13	(11)
State Street	BRL	167	USD	76	11/01/13	1
State Street	BRL	780	USD	357	11/01/13	9
State Street	CAD	100	USD	97	12/18/13	1
State Street	CAD	100	USD	97	12/18/13	1
State Street	CAD	100	USD	97	12/18/13	1
State Street	CAD	150	USD	145	12/18/13	1
State Street	CAD	200	USD	192	12/18/13	1
State Street	CAD	300	USD	290	12/18/13	3
State Street	CAD	300	USD	291	12/18/13	3
State Street	CAD	470	USD	446	12/18/13	(4)
State Street	CAD	500	USD	485	12/18/13	6
State Street	CAD	700	USD	669	12/18/13	(2)
State Street	CAD	900	USD	875	12/18/13	13
State Street	CAD	1,900	USD	1,837	12/18/13	16
State Street	EUR	32	USD	45	11/01/13	1
State Street	EUR	776	USD	1,067	11/01/13	13
State Street	EUR	50	USD	68	11/04/13	1
State Street	EUR	79	USD	107	11/05/13	—
State Street	EUR	98	USD	133	11/05/13	—
State Street	EUR	126	USD	171	11/05/13	—
State Street	EUR	100	USD	136	12/18/13	—
State Street	EUR	100	USD	138	12/18/13	2
State Street	EUR	200	USD	266	12/18/13	(5)
State Street	EUR	250	USD	342	12/18/13	3
State Street	EUR	300	USD	407	12/18/13	—
State Street	EUR	300	USD	407	12/18/13	(1)
State Street	EUR	300	USD	399	12/18/13	(8)

See accompanying notes which are an integral part of the financial statements.

488 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	EUR	300	USD	409	12/18/13	1
State Street	EUR	300	USD	406	12/18/13	(1)
State Street	EUR	400	USD	541	12/18/13	(2)
State Street	EUR	700	USD	947	12/18/13	(3)
State Street	EUR	750	USD	985	12/18/13	(35)
State Street	EUR	900	USD	1,231	12/18/13	9
State Street	EUR	1,400	USD	1,933	12/18/13	32
State Street	EUR	1,700	USD	2,300	12/18/13	(8)
State Street	EUR	3,300	USD	4,467	12/18/13	(14)
State Street	GBP	70	USD	112	12/18/13	(1)
State Street	GBP	70	USD	113	12/18/13	1
State Street	GBP	70	USD	114	12/18/13	1
State Street	GBP	100	USD	159	12/18/13	(1)
State Street	GBP	100	USD	160	12/18/13	—
State Street	GBP	120	USD	194	12/18/13	2
State Street	GBP	200	USD	323	12/18/13	2
State Street	GBP	250	USD	390	12/18/13	(11)
State Street	GBP	400	USD	647	12/18/13	6
State Street	GBP	500	USD	801	12/18/13	—
State Street	GBP	900	USD	1,458	12/18/13	15
State Street	HKD	1,000	USD	129	12/18/13	—
State Street	HKD	1,000	USD	129	12/18/13	—
State Street	HKD	1,000	USD	129	12/18/13	—
State Street	HKD	1,000	USD	129	12/18/13	—
State Street	HKD	2,000	USD	258	12/18/13	—
State Street	HKD	2,000	USD	258	12/18/13	—
State Street	HKD	2,700	USD	348	12/18/13	—
State Street	HKD	4,000	USD	516	12/18/13	—
State Street	HKD	5,000	USD	645	12/18/13	—
State Street	HKD	10,000	USD	1,290	12/18/13	—
State Street	JPY	53,980	USD	550	11/05/13	1
State Street	JPY	10,000	USD	101	12/18/13	(1)
State Street	JPY	10,000	USD	101	12/18/13	(1)
State Street	JPY	10,000	USD	101	12/18/13	(1)
State Street	JPY	10,000	USD	102	12/18/13	—
State Street	JPY	10,000	USD	103	12/18/13	1
State Street	JPY	10,000	USD	103	12/18/13	1
State Street	JPY	20,000	USD	200	12/18/13	(3)
State Street	JPY	20,000	USD	204	12/18/13	—
State Street	JPY	30,000	USD	302	12/18/13	(3)
State Street	JPY	30,000	USD	308	12/18/13	3
State Street	JPY	50,000	USD	511	12/18/13	3
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						622

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Common Stocks
Australia	$97,734	$—	$—	$97,734		8.0
Austria	1,714	—	—	1,714		0.2

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 489

Russell Investment Company
Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Belgium	575	—	—	575	0.1
Brazil	12,545	—	—	12,545	1.0
Canada	99,898	—	—	99,898	8.2
Chile	6,399	—	—	6,399	0.5
China	26,076	—	—	26,076	2.1
France	119,377	—	—	119,377	9.8
Germany	29,392	—	—	29,392	2.4
Hong Kong	50,844	—	—	50,844	4.2
India	1,134	—	—	1,134	0.1
Indonesia	1,167	—	—	1,167	0.1
Italy	58,423	—	—	58,423	4.8
Japan	33,286	—	—	33,286	2.7
Luxembourg	4,146	—	—	4,146	0.3
Malaysia	3,145	—	—	3,145	0.3
Marshall Islands	1,142	—	—	1,142	0.1
Mexico	23,355	—	—	23,355	1.9
Netherlands	23,393	—	—	23,393	1.9
New Zealand	14,976	—	—	14,976	1.2
Norway	476	—	—	476	—*
Philippines	15,664	—	—	15,664	1.3
Singapore	24,041	—	—	24,041	2.0
Spain	40,080	—	—	40,080	3.3
Switzerland	26,745	—	—	26,745	2.2
United Kingdom	92,468	—	—	92,468	7.6
United States	371,624	—	—	371,624	30.5
Warrants & Rights	10	—	—	10	—*
Short-Term Investments	—	27,888	—	27,888	2.3
Other Securities	—	60,463	—	60,463	5.0
Total Investments	1,179,829	88,351	—	1,268,180	104.1
Other Assets and Liabilities, Net					(4.1)
					100.0

Other Financial Instruments
Futures Contracts	836	—	—	836	0.1
Foreign Currency Exchange Contracts	(10)	632	—	622	0.1
Total Other Financial Instruments**	$ 826	$ 632	$ —	$ 1,458

*    Less than .05% of net assets.
**   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

490 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$908
Variation margin on futures contracts*	843	—
Total	$843	$908

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$7	$—
Unrealized depreciation on foreign currency exchange contracts	—	286
Total	$7	$286

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$7,047	$—
Foreign currency-related transactions**	—	(1,685)
Total	$7,047	$(1,685)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,101	$—
Foreign currency-related transactions***	—	664
Total	$1,101	$664

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 491

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,133,107
Investments, at fair value(*)(>)	1,268,180
Cash (restricted)(a)	8,305
Foreign currency holdings(^)	2,177
Unrealized appreciation on foreign currency exchange contracts	908
Receivables:
Dividends and interest	1,420
Dividends from affiliated Russell funds	3
Investments sold	7,881
Fund shares sold	1,601
Foreign taxes recoverable	432
Variation margin on futures contracts	76
Total assets	1,290,983

Liabilities
Payables:
Due to custodian	10
Investments purchased	9,543
Fund shares redeemed	726
Accrued fees to affiliates	1,144
Other accrued expenses	134
Variation margin on futures contracts	143
Unrealized depreciation on foreign currency exchange contracts	286
Payable upon return of securities loaned	60,463
Total liabilities	72,449

Net Assets	$1,218,534

See accompanying notes which are an integral part of the financial statements.

492 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,849
Accumulated net realized gain (loss)	46,873
Unrealized appreciation (depreciation) on:
Investments	135,073
Futures contracts	836
Foreign currency-related transactions	644
Shares of beneficial interest	988
Additional paid-in capital	1,031,271
Net Assets	$1,218,534
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.32
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.07
Class A — Net assets	$7,556,267
Class A — Shares outstanding ($.01 par value)	613,288
Net asset value per share: Class C(#)	$12.30
Class C — Net assets	$5,900,166
Class C — Shares outstanding ($.01 par value)	479,810
Net asset value per share: Class E(#)	$12.32
Class E — Net assets	$21,847,718
Class E — Shares outstanding ($.01 par value)	1,773,003
Net asset value per share: Class S(#)	$12.33
Class S — Net assets	$755,310,983
Class S — Shares outstanding ($.01 par value)	61,233,480
Net asset value per share: Class Y(#)	$12.34
Class Y — Net assets	$427,918,917
Class Y — Shares outstanding ($.01 par value)	34,684,659
Amounts in thousands
(^) Foreign currency holdings - cost	$2,184
(*) Securities on loan included in investments	$58,414
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$88,351
(a) Cash Collateral for Futures	$8,305
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 493

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$36,478
Dividends from affiliated Russell funds	46
Securities lending income	816
Less foreign taxes withheld	(1,977)
Total investment income	35,363

Expenses
Advisory fees	12,819
Administrative fees	493
Custodian fees	344
Distribution fees - Class A	15
Distribution fees - Class C	39
Transfer agent fees - Class A	12
Transfer agent fees - Class C	10
Transfer agent fees - Class E	40
Transfer agent fees - Class S	1,280
Transfer agent fees - Class Y	16
Professional fees	89
Registration fees	66
Shareholder servicing fees - Class C	13
Shareholder servicing fees - Class E	49
Trustees’ fees	26
Printing fees	198
Miscellaneous	25
Expenses before reductions	15,534
Expense reductions	(3,373)
Net expenses	12,161
Net investment income (loss)	23,202

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	59,045
Futures contracts	7,047
Foreign currency-related transactions	(679)
Net realized gain (loss)	65,413
Net change in unrealized appreciation (depreciation) on:
Investments	62,879
Futures contracts	1,101
Foreign currency-related transactions	697
Net change in unrealized appreciation (depreciation)	64,677
Net realized and unrealized gain (loss)	130,090
Net Increase (Decrease) in Net Assets from Operations	$153,292

See accompanying notes which are an integral part of the financial statements.

494 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,202	$23,016
Net realized gain (loss)	65,413	20,794
Net change in unrealized appreciation (depreciation)	64,677	65,866
Net increase (decrease) in net assets from operations	153,292	109,676

Distributions
From net investment income
Class A	(132)	(102)
Class C	(72)	(67)
Class E	(406)	(383)
Class S	(14,911)	(13,315)
Class Y	(9,415)	(9,026)
From net realized gain
Class A	(110)	(1)
Class C	(107)	(2)
Class E	(431)	(6)
Class S	(13,203)	(167)
Class Y	(7,223)	(119)
Net decrease in net assets from distributions	(46,010)	(23,188)

Share Transactions*
Net increase (decrease) in net assets from share transactions	222,815	(22,799)
Total Net Increase (Decrease) in Net Assets	330,097	63,689

Net Assets
Beginning of period	888,437	824,748
End of period	$1,218,534	$888,437
Undistributed (overdistributed) net investment income included in net assets	$2,849	$2,351

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 495

Russell Investment Company
Russell Global Infrastructure Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	253	$2,930	139	$1,445
Proceeds from reinvestment of distributions	21	233	9	94
Payments for shares redeemed	(92)	(1,050)	(143)	(1,490)
Net increase (decrease)	182	2,113	5	49
Class C
Proceeds from shares sold	158	1,838	103	1,076
Proceeds from reinvestment of distributions	16	176	7	68
Payments for shares redeemed	(99)	(1,143)	(135)	(1,411)
Net increase (decrease)	75	871	(25)	(267)
Class E
Proceeds from shares sold	385	4,445	409	4,270
Proceeds from reinvestment of distributions	70	779	34	362
Payments for shares redeemed	(332)	(3,831)	(275)	(2,919)
Net increase (decrease)	123	1,393	168	1,713
Class S
Proceeds from shares sold	19,337	223,515	14,281	149,774
Proceeds from reinvestment of distributions	2,469	27,484	1,254	13,232
Payments for shares redeemed	(9,883)	(113,958)	(11,726)	(123,987)
Net increase (decrease)	11,923	137,041	3,809	39,019
Class Y
Proceeds from shares sold	10,329	120,220	1,203	12,582
Proceeds from reinvestment of distributions	1,493	16,638	868	9,145
Payments for shares redeemed	(4,740)	(55,461)	(8,061)	(85,040)
Net increase (decrease)	7,082	81,397	(5,990)	(63,313)
Total increase (decrease)	19,385	$222,815	(2,033)	$(22,799)

See accompanying notes which are an integral part of the financial statements.

496 Russell Global Infrastructure Fund

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Russell Investment Company
Russell Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.11	.25	1.07	1.32	(.25)	—(f)
October 31, 2011	10.42	.25	(.22)	.03	(.26)	(.08)
October 31, 2010(3)	10.00	—(f)	.42	.42	—	—

Class C
October 31, 2013	11.16	.15	1.41	1.56	(.16)	(.26)
October 31, 2012	10.09	.17	1.06	1.23	(.16)	—(f)
October 31, 2011	10.42	.17	(.22)	(.05)	(.20)	(.08)
October 31, 2010(3)	10.00	(.01)	.43	.42	—	—

Class E
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.12	.24	1.07	1.31	(.25)	—(f)
October 31, 2011	10.42	.28	(.24)	.04	(.26)	(.08)
October 31, 2010(3)	10.00	—(f)	.42	.42	—	—

Class S
October 31, 2013	11.19	.26	1.41	1.67	(.27)	(.26)
October 31, 2012	10.13	.27	1.07	1.34	(.28)	—(f)
October 31, 2011	10.42	.26	(.19)	.07	(.28)	(.08)
October 31, 2010(3)	10.00	—(f)	.42	.42	—	—

Class Y
October 31, 2013	11.19	.27	1.43	1.70	(.29)	(.26)
October 31, 2012	10.13	.29	1.07	1.36	(.30)	—(f)
October 31, 2011	10.42	.27	(.19)	.08	(.29)	(.08)
October 31, 2010(3)	10.00	—(f)	.42	.42	—	—

See accompanying notes which are an integral part of the financial statements.
498 Russell Global Infrastructure Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.50)	12.32	15.24	7,556	1.82	1.49	2.02	127
(.25)	11.18	13.07	4,819	1.83	1.47	2.35	125
(.34)	10.11	.39	4,312	1.87	1.50	2.43	145
—	10.42	4.20	330	2.05	1.69	(.50)	8

(.42)	12.30	14.41	5,900	2.58	2.24	1.26	127
(.16)	11.16	12.32	4,514	2.58	2.22	1.62	125
(.28)	10.09	(.48)	4,338	2.62	2.25	1.62	145
—	10.42	4.20	760	2.80	2.44	(1.27)	8

(.50)	12.32	15.23	21,848	1.83	1.49	1.99	127
(.25)	11.18	13.08	18,444	1.83	1.47	2.32	125
(.34)	10.12	.38	14,990	1.86	1.50	2.69	145
—	10.42	4.20	1,015	2.05	1.69	(.16)	8

(.53)	12.33	15.59	755,311	1.57	1.24	2.24	127
(.28)	11.19	13.38	551,759	1.58	1.22	2.60	125
(.36)	10.13	.65	460,800	1.61	1.25	2.50	145
—	10.42	4.20	254,350	1.80	1.44	.07	8

(.55)	12.34	15.79	427,919	1.37	1.06	2.33	127
(.30)	11.19	13.58	308,901	1.39	1.06	2.79	125
(.37)	10.13	.79	340,308	1.43	1.09	2.55	145
—	10.42	4.20	368,468	1.63	1.29	(.17)	8

See accompanying notes which are an integral part of the financial statements.
Russell Global Infrastructure Fund 499

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Global Real Estate Securities Fund - Class A‡			Russell Global Real Estate Securities Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	5.72%		1 Year	12.69%
5 Years	10.88	%§	5 Years	12.65	%§
10 Years	8.13	%§	10 Years	9.14	%§

Russell Global Real Estate Securities Fund - Class C			FTSE EPRA/NAREIT Developed Real Estate Index (net) **
	Total			Total
	Return			Return
1 Year	11.34%		1 Year	12.38%
5 Years	11.33	%§	5 Years	14.49	%§
10 Years	7.95	%§	10 Years	N/A

Russell Global Real Estate Securities Fund - Class E			FTSE NAREIT Equity REIT Index ***
	Total
	Return			Total
				Return
1 Year	12.18%		1 Year	11.11%
5 Years	12.16	%§	5 Years	15.36	%§
10 Years	8.76	%§	10 Years	9.94	%§

Russell Global Real Estate Securities Fund - Class S
	Total
	Return
1 Year	12.46%
5 Years	12.45	%§
10 Years	9.04	%§

500 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) employs a multi-	highly levered companies tended to outperform, while property
manager approach whereby portions of the Fund are allocated to	developers led relative to investor companies. From a regional
different money managers. Fund assets not allocated to money	perspective, Europe and the Asia-Pacific region significantly
managers are managed by Russell Investment Management	outperformed relative to North America. With respect to property
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	sector, the shorter lease duration categories, including lodging
the allocation of the Fund’s assets among money managers at	and storage, generally delivered the strongest performance, while
any time. An exemptive order from the Securities and Exchange	the more defensive, yield-oriented health care and net lease
Commission (“SEC”) permits RIMCo to engage or terminate a	sectors were among the weakest-performing property types.
money manager at any time, subject to approval by the Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, the Fund is required to notify its shareholders	by the Fund and its money managers affect its benchmark
within 90 days of when a money manager begins providing	relative performance?
services. As of October 31, 2013, the Fund had three money	AEW Capital Management, L.P. (“AEW”) outperformed the
managers.	Fund’s benchmark for the fiscal year. AEW utilizes a value-
oriented strategy that integrates quantitative analysis with
What is the Fund’s investment objective?	property and capital markets expertise. Effective stock selection
The Fund seeks to provide current income and long term capital	within Singapore and the U.S. diversified and storage sectors
growth.	drove outperformance, overwhelming the negative effect of stock

How did the Fund perform relative to its benchmark for the	selection in the U.S. office sector. From a regional allocation
fiscal year ended October 31, 2013?	perspective, detractors from performance included out of
benchmark exposure to Brazil and an overweight to Singapore.
For the fiscal year ended October 31, 2013, the Fund’s Class A,
Class C, Class E, Class S and Class Y Shares gained 12.17%,	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed
11.34%, 12.18%, 12.46% and 12.69%, respectively. This is	theFund’sbenchmarkforthefiscalyear.Coheninvestsinaportfolio
compared to the Fund’s benchmark, the FTSE EPRA/NAREIT	ofcompaniesthatitbelievesaremispricedrelativetonetassetvalue
Developed Real Estate Index (Net), which gained 12.38% during	and cash flow estimates. Cohen seeks to generate excess returns
the same period. The Fund’s performance includes operating	through a combination of bottom-up stock selection and top-down
expenses, whereas index returns are unmanaged and do not	regional allocation decisions. Key drivers of performance were
include expenses of any kind.	stock selection within the U.S. storage and residential sectors,
For the fiscal year ended October 31, 2013, the Lipper® Global	in addition to significant out-of-index exposure to China. Stock
Real Estate Funds Average, a group of funds that Lipper considers	selection in Continental Europe detracted from performance.
to have investment strategies similar to those of the Fund, gained
11.96%. This result serves as a peer comparison and is expressed	INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s
net of operating expenses.	benchmark for the fiscal year. Invesco manages a broadly
diversified portfolio with a focus on companies that it believes
How did the market conditions described in the Market	are operating in the most attractive markets with quality assets,
Summary report affect the Fund’s performance?	strong management teams, and sound balance sheets. Invesco’s
For the fiscal year ended October 31, 2013, the global listed	investment style incorporates fundamental property market
property market, as measured by the FTSE EPRA/NAREIT	research and bottom-up quantitative securities analysis. Security
Developed Real Estate Index (Net), delivered a 12.38% return.	selection, particularly within Japan and Canada, had a positive
Real estate securities began the fiscal year in an environment	impact on relative performance. With respect to property type,
of relative optimism, supported by low interest rates and global	an overweight to the U.S. residential sector detracted from
macro-economic stability. However, concerns arose in May with	performance. Regional allocation had a roughly neutral effect on
indications that the U.S. Federal Reserve might scale back its	performance, as the benefit from an overweight position in Asia
quantitative easing policy sooner than expected. As bond yields	was offset by an underweight to the United Kingdom.
increased, the property sector sold off sharply before staging a
gradual recovery, significantly underperforming relative to the	RIMCo manages the portion of the Fund’s assets that RIMCo
broader equity market during the second half of the fiscal year.	determines not to allocate to the money managers. Assets
not allocated to managers include the Fund’s liquidity
Within the global property securities market, higher-beta stocks	reserves and assets which may be managed directly by
(stocks with high sensitivity to market movements) and more	RIMCo to modify the Fund’s overall portfolio characteristics to seek to achieve the desired risk/return profile for the Fund.

Russell Global Real Estate Securities Fund 501

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Money Managers as of October 31,
During the period, RIMCo introduced a strategy to	2013	Styles
implement regional tilting through the direct purchase of
	AEW Capital Management, L.P.	Value
real estate stocks. The strategy underperformed relative	Cohen & Steers Capital Management, Inc.	Market-Oriented
to the Fund’s benchmark as a result of an underweight to	INVESCO Advisers, Inc. which acts as a	Market-Oriented
Japan, which was among the stronger markets globally.	money manager to the Fund through its
INVESCO Real Estate division
During the period, the Fund used index futures contracts to
equitize the Fund’s cash. The use of these derivatives had a	The views expressed in this report reflect those of the portfolio
modestly positive impact on performance, as equity markets	managers only through the end of the period covered by
delivered positive returns ahead of cash.	the report. These views do not necessarily represent the
Describe any changes to the Fund’s structure or the money	views of RIMCo, or any other person in RIMCo or any other
manager line-up.	affiliated organization. These views are subject to change
There were no changes to the money manager lineup during the	at any time based upon market conditions or other events,
fiscal year.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
In June, 2013, RIMCo implemented the regional tilting strategy	investment advice and, because investment decisions for
described above.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2003.

** FTSE EPRA/NAREIT Developed Real Estate Index (net) (date of inception February 18, 2005) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.
The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

*** FTSE NAREIT Equity REITs Index is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+
indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

‡ The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares.
The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

502 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$947.20	$1,018.45
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$6.58	$6.82

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$943.70	$1,014.67
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$10.24	$10.61
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 2.09%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$947.20	$1,018.45
	Expenses Paid During Period*	$6.58	$6.82

* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Real Estate Securities Fund 503

Russell Investment Company
Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$948.50	$1,019.71
Expenses Paid During Period*	$5.35	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$949.40	$1,020.67
Expenses Paid During Period*	$4.42	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits.  Without any waivers, reimbursements and/or other credits, expenses would have been higher.

504 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 97.4%			France - 3.8%
Australia - 7.1%			Fonciere Des Regions(ö)	5,727	491
BGP Holdings PLC(Å)(Æ)	4,619,419	—	Gecina SA(ö)	43,272	5,790
CFS Retail Property Trust Group(ö)	2,618,377	5,123	ICADE(ö)	13,742	1,266
Commonwealth Property Office Fund(Ñ)			Klepierre - GDR(ö)	343,411	15,424
(ö)	3,713,669	4,194	Mercialys SA(ö)	132,010	2,845
Cromwell Property Group(ö)	2,248,015	2,114	Unibail-Rodamco SE(ö)	153,305	40,173
Dexus Property Group(ö)	14,040,544	14,398			65,989
Federation Centres, Ltd.(ö)	6,767,746	15,863
Goodman Group(ö)	4,098,337	19,600	Germany - 1.8%
GPT Group(ö)	536,600	1,871	Deutsche Euroshop AG	39,767	1,768
Mirvac Group(ö)	9,382,554	15,430	Deutsche Wohnen AG	1,011,418	19,033
Stockland(ö)	2,417,567	9,163	GSW Immobilien AG(Æ)	110,044	5,117
Westfield Group(ö)	1,932,952	19,767	GSW Immobilien AG	9,723	451
Westfield Retail Trust(ö)	5,117,379	14,945	LEG Immobilien AG	83,894	4,784
		122,468	TAG Immobilien AG	4,253	51
					31,204
Austria - 0.1%
Conwert Immobilien Invest SE(Æ)	123,233	1,534	Hong Kong - 8.5%
			Agile Property Holdings, Ltd.	1,429,000	1,723
Belgium - 0.0%			Champion REIT(Æ)(ö)	2,039,000	910
Cofinimmo(ö)	1,871	226	Cheung Kong Holdings, Ltd.	106,300	1,662
			Country Garden Holdings Co., Ltd.	693,687	474

Brazil - 0.2%			Franshion Properties China, Ltd.	2,686,000	932
			Hang Lung Properties, Ltd. - ADR	945,000	3,114
Multiplan Empreendimentos			Henderson Land Development Co., Ltd.	1,809,578	10,725
Imobiliarios SA	129,300	3,035	Hongkong Land Holdings, Ltd.	3,379,772	20,819
			Hysan Development Co., Ltd.	2,053,436	9,601
Canada - 2.9%			Kerry Properties, Ltd.	858,000	3,718
Allied Properties Real Estate Investment			Link REIT (The)(ö)	2,339,042	11,796
Trust(ö)	364,963	11,744	New World Development Co., Ltd.	7,211,282	9,990
Boardwalk Real Estate Investment			Orient-Express Hotels, Ltd. Class A(Æ)	424,528	5,650
Trust(ö)	81,600	4,642	Shimao Property Holdings, Ltd.	2,773,333	6,983
Brookfield Office Properties, Inc.(Ñ)	159,053	2,974	Sino Land Co., Ltd.	284,000	399
Calloway Real Estate Investment			Sun Hung Kai Properties, Ltd.	2,326,872	30,493
Trust(ö)	54,200	1,305	Swire Properties, Ltd.	1,005,600	2,724
Canadian Apartment Properties REIT(ö)	276,700	5,714	Wharf Holdings, Ltd.	2,955,424	24,892
Canadian Real Estate Investment					146,605
Trust(ö)	108,700	4,428
Chartwell Retirement Residences(Ñ)(ö)	176,278	1,812	Italy - 0.0%
Dundee Real Estate Investment Trust			Beni Stabili SpA(ö)	129,819	89
Class A(Ñ)(ö)	111,400	3,089
First Capital Realty, Inc. Class A(Ñ)	76,800	1,335
H&R Real Estate Investment Trust(Ñ)(ö)	464,016	9,613	Japan - 13.3%
RioCan Real Estate Investment Trust(ö)	143,500	3,503	Activia Properties, Inc.(ö)	782	6,800
		50,159	Advance Residence Investment Corp.
			Class A(ö)	378	854

China - 0.5%			Aeon Mall Co., Ltd.	104,300	2,958
			Frontier Real Estate Investment Corp.(ö)	340	3,399
China Overseas Land & Investment, Ltd.	2,520,003	7,801	GLP J-Reit(ö)	2,077	2,157
Guangzhou R&F Properties Co., Ltd.	337,600	592	Hulic Co., Ltd.	347,700	5,502
		8,393	Industrial & Infrastructure Fund
			Investment Corp.(Ñ)(ö)	822	7,607
Finland - 0.1%			Japan Logistics Fund, Inc. Class A(ö)	170	1,764
Citycon OYJ	372,167	1,329	Japan Prime Realty Investment Corp.
Sponda OYJ	165,900	861	Class A(ö)	3,100	10,309
		2,190	Japan Real Estate Investment Corp.
			Class A(ö)	1,060	12,127

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 505

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Japan Retail Fund Investment Corp.			Yanlord Land Group, Ltd.	58,000	58
Class A(ö)	3,706	7,511			77,588
Kenedix Realty Investment Corp. Class
A(Ñ)(ö)	1,162	5,205	Sweden - 0.9%
Mitsubishi Estate Co., Ltd.	1,969,008	56,009
Mitsui Fudosan Co., Ltd.	1,538,350	50,611	Castellum AB	503,411	7,722
Mori Hills REIT Investment Corp. Class			Fabege AB	304,842	3,509
A(ö)	625	4,379	Hufvudstaden AB Class A	169,152	2,215
Nippon Building Fund, Inc. Class A(ö)	461	5,706	Wihlborgs Fastigheter AB	56,500	977
Nippon Prologis REIT, Inc. Class A(ö)	200	1,993			14,423
NTT Urban Development Corp.	71,871	912
Orix JREIT, Inc.(ö)	1,256	1,567	Switzerland - 0.3%
Sumitomo Realty & Development Co.,			PSP Swiss Property AG(Æ)	52,150	4,483
Ltd.	642,000	30,197	Swiss Prime Site AG Class A(Æ)	10,975	832
Tokyu Fudosan Holdings Corp.	874,000	8,586			5,315
United Urban Investment Corp. Class

A(ö)	1,785	2,725	United Kingdom - 6.6%
		228,878	Big Yellow Group PLC(ö)	596,897	4,472
			British Land Co. PLC(ö)	620,668	6,190
Luxembourg - 0.2%			Capital & Counties Properties PLC	332,292	1,848
Gagfah SA(Æ)	221,980	3,156	Derwent London PLC(ö)	257,233	10,328
		3,156	Great Portland Estates PLC(ö)	1,326,452	12,187
			Hammerson PLC(ö)	3,317,113	28,136
Netherlands - 0.8%			Intu Properties PLC Class H(ö)	441,551	2,437
Corio NV(ö)	224,015	9,774	Land Securities Group PLC(ö)	1,913,553	30,329
Eurocommercial Properties NV(ö)	17,720	754	Londonmetric Property PLC(ö)	2,052,783	4,246
Vastned Retail NV(ö)	15,500	717	Quintain Estates & Development
Wereldhave(ö)	22,315	1,737	PLC(Æ)	562,615	875
			Safestore Holdings PLC(ö)	136,865	325
		12,982	Segro PLC(ö)	1,032,935	5,412
			Shaftesbury PLC(ö)	291,841	2,780
Norway - 0.3%			ST Modwen Properties PLC	52,326	296
Norwegian Property ASA	4,381,874	5,609	Unite Group PLC	556,487	3,533
		5,609	Workspace Group PLC(ö)	54,476	427
					113,821
Singapore - 4.5%
Ascendas Real Estate Investment			United States - 45.5%
Trust(ö)	1,111,000	2,120	Acadia Realty Trust(ö)	75,500	2,014
CapitaCommercial Trust(Æ)(ö)	2,333,000	2,770	Alexandria Real Estate Equities, Inc.(ö)	70,103	4,611
CapitaLand, Ltd.	7,239,000	18,182	American Assets Trust, Inc.(ö)	191,638	6,380
CapitaMall Trust Class A(ö)	5,520,000	8,976	American Campus Communities, Inc.(ö)	61,574	2,128
CapitaMalls Asia, Ltd.	3,697,000	6,012	American Homes 4 Rent Class A(ö)	106,782	1,653
CDL Hospitality Trusts(Æ)(ö)	1,089,000	1,460	Apartment Investment & Management
City Developments, Ltd.	228,000	1,890	Co. Class A(ö)	242,694	6,791
Fortune Real Estate Investment Trust(Æ)			Armada Hoffler Properties, Inc.(Ñ)(ö)	89,000	856
(Ñ)(ö)	145,000	117	AvalonBay Communities, Inc.(ö)	239,921	30,002
Global Logistic Properties, Ltd.	6,642,000	16,522	Aviv REIT, Inc.(ö)	70,273	1,785
Keppel Land, Ltd.	1,012,654	3,024	BioMed Realty Trust, Inc.(ö)	217,300	4,329
Keppel REIT(ö)	745,000	726	Boston Properties, Inc.(ö)	258,044	26,708
Mapletree Commercial Trust(ö)	2,503,000	2,539	BRE Properties, Inc. Class A(ö)	81,710	4,462
Mapletree Greater China Commercial			Brixmore Property Group, Inc.(Æ)	261,418	5,398
Trust(Æ)(ö)	3,026,800	2,242	Brookdale Senior Living, Inc. Class
Mapletree Industrial Trust(Æ)(ö)	883,000	985	A(Æ)	102,613	2,779
Mapletree Logistics Trust(Æ)(ö)	1,508,000	1,329	Camden Property Trust(ö)	82,578	5,301
Perennial China Retail Trust(Æ)(Ñ)	3,322,000	1,444	Corporate Office Properties Trust(ö)	266,111	6,546
Suntec Real Estate Investment Trust(ö)	5,163,000	7,128	Cousins Properties, Inc.(ö)	1,060,919	12,020
UOL Group, Ltd.	5,000	27	CubeSmart Class A(ö)	411,664	7,521
Wing Tai Holdings, Ltd.	21,000	37	DDR Corp.(ö)	1,449,752	24,573
			Digital Realty Trust, Inc.(Ñ)(ö)	145,709	6,944

See accompanying notes which are an integral part of the financial statements.

506 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Douglas Emmett, Inc.(ö)	401,636	10,013	Total Common Stocks
DuPont Fabros Technology, Inc.(ö)	183,231	4,553	(cost $1,313,991)		1,675,568
EastGroup Properties, Inc.(ö)	70,475	4,486
Empire State Realty Trust, Inc. Class			Short-Term Investments - 2.4%
A(Æ)(ö)	666,639	9,433	United States - 2.4%
EPR Properties(ö)	152,650	7,842	Russell U.S. Cash Management Fund	42,081,088(8)	42,081
Equity Lifestyle Properties, Inc. Class
A(ö)	200,311	7,610	Total Short-Term Investments
Equity Residential(ö)	496,417	25,992	(cost $42,081)		42,081
Essex Property Trust, Inc.(ö)	53,058	8,542
Extra Space Storage, Inc.(ö)	299,279	13,764	Other Securities - 2.0%
Federal Realty Investment Trust(ö)	103,773	10,751	Russell U.S. Cash Collateral Fund(×)	34,247,578(8)	34,248
First Industrial Realty Trust, Inc.(ö)	239,059	4,320	Total Other Securities
First Potomac Realty Trust(ö)	153,100	1,882
Forest City Enterprises, Inc. Class A(Æ)	676,516	13,706	(cost $34,248)		34,248
General Growth Properties, Inc.(ö)	311,422	6,612	Total Investments 101.8%
Glimcher Realty Trust(ö)	273,465	2,803	(identified cost $1,390,320)		1,751,897
HCP, Inc.(ö)	364,227	15,115
Health Care REIT, Inc.(ö)	440,016	28,535	Other Assets and Liabilities,
Healthcare Trust of America, Inc. Class			Net - (1.8%)		(31,550)
A(ö)	280,382	3,258
Hersha Hospitality Trust Class A(ö)	494,133	2,802	Net Assets - 100.0%		1,720,347
Home Properties, Inc.(ö)	105,986	6,392
Host Hotels & Resorts, Inc.(ö)	1,213,370	22,508
Hudson Pacific Properties, Inc.(ö)	191,100	3,954
Hyatt Hotels Corp. Class A(Æ)	228	11
Kilroy Realty Corp.(ö)	162,985	8,664
Kimco Realty Corp.(ö)	391,796	8,416
LaSalle Hotel Properties(ö)	175,206	5,440
Liberty Property Trust(ö)	147,023	5,468
Macerich Co. (The)(ö)	186,052	11,016
Mack-Cali Realty Corp.(ö)	198,131	4,074
Mid-America Apartment Communities,
Inc.(Ñ)(ö)	110,300	7,324
National Retail Properties, Inc.(Ñ)(ö)	253,290	8,713
Pebblebrook Hotel Trust(ö)	47,045	1,421
Piedmont Office Realty Trust, Inc. Class
A(ö)	452,080	8,354
Prologis, Inc.(ö)	1,206,814	48,212
PS Business Parks, Inc.(ö)	31,434	2,562
Public Storage(ö)	168,985	28,216
Ramco-Gershenson Properties Trust(ö)	53,800	875
Regency Centers Corp.(Ñ)(ö)	274,695	14,191
Retail Opportunity Investments Corp.(ö)	468,073	6,927
RLJ Lodging Trust(ö)	384,552	9,714
Senior Housing Properties Trust(ö)	197,668	4,871
Simon Property Group, Inc.(ö)	604,220	93,382
SL Green Realty Corp.(ö)	279,992	26,479
Sovran Self Storage, Inc.(ö)	108,894	8,329
Starwood Hotels & Resorts Worldwide,
Inc.	20,216	1,488
Strategic Hotels & Resorts, Inc.(Æ)(ö)	401,505	3,493
Tanger Factory Outlet Centers, Inc.(ö)	142,259	4,958
Taubman Centers, Inc.(ö)	60,500	3,980
UDR, Inc.(ö)	829,727	20,586
Ventas, Inc.(ö)	479,843	31,305
Vornado Realty Trust(ö)	289,250	25,761
		781,904

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 507

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)

		Principal		Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)		Unit	(000)	(000)
Securities	Date	or Shares		$	$	$
0.0%
BGP Holdings PLC	08/06/09		4,619,419	—	—	—
						—
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date	$

Long Positions
Dow Jones US Real Estate Index Futures		80	USD	2,048	12/13	84
FTSE EPRA Europe Futures (Germany)		249	EUR	3,964	12/13	221
Hang Seng Index Futures (Hong Kong)		26	HKD	30,215	11/13	78
MSCI Singapore IX ETS Futures (Singapore)		31	SGD	2,294	11/13	7
S&P Midcap 400 E-Mini Index Futures (CME)		46	USD	5,917	12/13	(14
S&P TSE 60 Index Futures (Canada)		15	CAD	2,298	12/13	3
SPI 200 Index Futures (Australia)		23	AUD	3,114	12/13	79
TOPIX Index Futures (Japan)		52	JPY	623,740	12/13	31
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						489

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Bank of Montreal	USD	797	AUD	898	12/18/13	48
Bank of Montreal	USD	1,639	EUR	1,228	12/18/13	29
Bank of Montreal	USD	1,618	JPY	158,029	12/18/13	(11)
Brown Brothers Harriman	USD	276	EUR	200	12/18/13	(4)
Brown Brothers Harriman	USD	512	JPY	50,000	12/18/13	(3)
Citigroup	AUD	10	USD	9	11/04/13	—
Citigroup	EUR	396	USD	538	11/04/13	—
Citigroup	EUR	1,551	USD	2,106	11/05/13	—
Citigroup	HKD	5,869	USD	757	11/04/13	—
Citigroup	SGD	2,844	USD	2,290	11/05/13	1
Commonwealth Bank of Australia	USD	797	AUD	898	12/18/13	49
Commonwealth Bank of Australia	USD	1,639	EUR	1,228	12/18/13	29
Commonwealth Bank of Australia	USD	1,618	JPY	158,029	12/18/13	(11)
Credit Suisse	USD	1,077	SGD	1,381	12/18/13	36
Credit Suisse	AUD	200	USD	192	12/18/13	3
Credit Suisse	CAD	100	USD	96	12/18/13	—
Credit Suisse	EUR	100	USD	138	12/18/13	2
Credit Suisse	HKD	1,500	USD	193	12/18/13	—
Credit Suisse	JPY	20,000	USD	205	12/18/13	2
Credit Suisse	SGD	150	USD	121	12/18/13	—
Deutsche Bank	USD	2,206	HKD	17,103	12/18/13	1
Royal Bank of Canada	USD	797	AUD	898	12/18/13	48
Royal Bank of Canada	USD	2,029	CAD	2,133	12/18/13	15
Royal Bank of Canada	USD	1,639	EUR	1,228	12/18/13	29
Royal Bank of Canada	USD	1,618	JPY	158,029	12/18/13	(11)
Standard Chartered	USD	797	AUD	898	12/18/13	48
Standard Chartered	USD	1,639	EUR	1,228	12/18/13	29

See accompanying notes which are an integral part of the financial statements.

508 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Standard Chartered	USD	2,206	HKD	17,103	12/18/13	1
Standard Chartered	USD	1,618	JPY	158,029	12/18/13	(11)
Standard Chartered	USD	1,077	SGD	1,381	12/18/13	35
State Street	USD	91	AUD	100	12/18/13	3
State Street	USD	94	AUD	100	12/18/13	—
State Street	USD	185	AUD	200	12/18/13	3
State Street	USD	189	AUD	200	12/18/13	—
State Street	USD	191	AUD	200	12/18/13	(3)
State Street	USD	192	AUD	200	12/18/13	(3)
State Street	USD	268	AUD	300	12/18/13	15
State Street	USD	278	AUD	300	12/18/13	5
State Street	USD	283	AUD	300	12/18/13	—
State Street	USD	283	AUD	300	12/18/13	(1)
State Street	USD	423	AUD	450	12/18/13	1
State Street	USD	95	CAD	100	12/18/13	1
State Street	USD	96	CAD	100	12/18/13	—
State Street	USD	96	CAD	100	12/18/13	(1)
State Street	USD	97	CAD	100	12/18/13	(1)
State Street	USD	190	CAD	200	12/18/13	1
State Street	USD	191	CAD	200	12/18/13	1
State Street	USD	191	CAD	200	12/18/13	1
State Street	USD	192	CAD	200	12/18/13	—
State Street	USD	243	CAD	250	12/18/13	(4)
State Street	USD	291	CAD	300	12/18/13	(3)
State Street	USD	141	EUR	102	11/01/13	(2)
State Street	USD	4	EUR	3	11/04/13	—
State Street	USD	7	EUR	5	11/04/13	—
State Street	USD	12	EUR	9	11/04/13	—
State Street	USD	70	EUR	52	11/05/13	—
State Street	USD	136	EUR	100	12/18/13	—
State Street	USD	271	EUR	200	12/18/13	1
State Street	USD	275	EUR	200	12/18/13	(3)
State Street	USD	400	EUR	300	12/18/13	7
State Street	USD	405	EUR	300	12/18/13	2
State Street	USD	529	EUR	400	12/18/13	15
State Street	USD	536	EUR	400	12/18/13	7
State Street	USD	541	EUR	400	12/18/13	2
State Street	USD	543	EUR	400	12/18/13	—
State Street	USD	552	EUR	400	12/18/13	(9)
State Street	USD	812	EUR	600	12/18/13	3
State Street	USD	31	GBP	19	11/01/13	—
State Street	USD	101	GBP	63	11/01/13	—
State Street	USD	152	GBP	95	11/01/13	—
State Street	USD	311	GBP	194	11/01/13	—
State Street	USD	465	GBP	290	11/01/13	—
State Street	USD	76	GBP	48	11/04/13	—
State Street	USD	135	GBP	84	11/04/13	—
State Street	USD	169	GBP	106	11/04/13	—
State Street	USD	197	GBP	123	11/04/13	—
State Street	USD	202	GBP	126	11/04/13	—
State Street	USD	262	GBP	164	11/04/13	—
State Street	USD	490	GBP	306	11/04/13	—
State Street	USD	10	GBP	6	11/05/13	—
State Street	USD	231	GBP	144	11/05/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	129	HKD	1,000	12/18/13	—
State Street	USD	258	HKD	2,000	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 509

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	258	HKD	2,000	12/18/13	—
State Street	USD	387	HKD	3,000	12/18/13	—
State Street	USD	387	HKD	3,000	12/18/13	—
State Street	USD	387	HKD	3,000	12/18/13	—
State Street	USD	516	HKD	4,000	12/18/13	—
State Street	USD	774	HKD	6,000	12/18/13	—
State Street	USD	44	JPY	4,281	11/01/13	—
State Street	USD	185	JPY	18,201	11/01/13	—
State Street	USD	47	JPY	4,636	11/05/13	—
State Street	USD	472	JPY	46,538	11/05/13	1
State Street	USD	47	JPY	4,585	11/06/13	—
State Street	USD	102	JPY	10,000	12/18/13	—
State Street	USD	203	JPY	20,000	12/18/13	1
State Street	USD	206	JPY	20,000	12/18/13	(2)
State Street	USD	303	JPY	30,000	12/18/13	2
State Street	USD	305	JPY	30,000	12/18/13	1
State Street	USD	411	JPY	40,000	12/18/13	(4)
State Street	USD	509	JPY	50,000	12/18/13	—
State Street	USD	509	JPY	50,000	12/18/13	(1)
State Street	USD	608	JPY	60,000	12/18/13	3
State Street	USD	703	JPY	70,000	12/18/13	9
State Street	USD	721	JPY	70,000	12/18/13	(9)
State Street	USD	1,006	JPY	100,000	12/18/13	11
State Street	USD	36	SGD	45	11/01/13	—
State Street	USD	45	SGD	56	11/01/13	—
State Street	USD	77	SGD	96	11/01/13	—
State Street	USD	101	SGD	125	11/01/13	—
State Street	USD	118	SGD	146	11/05/13	—
State Street	USD	143	SGD	177	11/05/13	—
State Street	USD	80	SGD	100	12/18/13	—
State Street	USD	80	SGD	100	12/18/13	—
State Street	USD	161	SGD	200	12/18/13	—
State Street	USD	162	SGD	200	12/18/13	(1)
State Street	USD	234	SGD	300	12/18/13	8
State Street	USD	242	SGD	300	12/18/13	—
State Street	USD	318	SGD	400	12/18/13	4
State Street	USD	321	SGD	400	12/18/13	1
State Street	AUD	320	USD	304	11/01/13	1
State Street	AUD	100	USD	97	12/18/13	2
State Street	AUD	200	USD	190	12/18/13	1
State Street	AUD	600	USD	563	12/18/13	(2)
State Street	AUD	2,000	USD	1,878	12/18/13	(7)
State Street	CAD	150	USD	144	12/18/13	1
State Street	CAD	430	USD	416	12/18/13	4
State Street	CAD	1,200	USD	1,164	12/18/13	14
State Street	EUR	20	GBP	17	11/04/13	—
State Street	EUR	23	USD	32	11/01/13	—
State Street	EUR	75	USD	103	11/01/13	1
State Street	EUR	6	USD	8	11/04/13	—
State Street	EUR	13	USD	18	11/04/13	—
State Street	EUR	27	USD	37	11/05/13	—
State Street	EUR	150	USD	204	12/18/13	—
State Street	EUR	200	USD	276	12/18/13	4
State Street	EUR	200	USD	270	12/18/13	(1)
State Street	EUR	900	USD	1,222	12/18/13	—
State Street	EUR	2,900	USD	3,931	12/18/13	(7)
State Street	GBP	35	EUR	41	11/05/13	—
State Street	HKD	512	USD	66	11/01/13	—

See accompanying notes which are an integral part of the financial statements.

510 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
				Unrealized
				Appreciation
	Amount	Amount		(Depreciation)
Counterparty	Sold	Bought	Settlement Date	$
State Street	735	95	11/01/13	—
State Street	2,876	371	11/04/13	—
State Street	2,000	258	12/18/13	—
State Street	6,600	851	12/18/13	—
State Street	20,000	2,579	12/18/13	—
State Street	2,628	27	11/01/13	—
State Street	3,907	40	11/01/13	—
State Street	18,093	184	11/01/13	—
State Street	27,336	279	11/01/13	1
State Street	23,481	239	11/05/13	—
State Street	1,633	17	11/06/13	—
State Street	17,048	174	11/06/13	—
State Street	20,000	204	12/18/13	—
State Street	20,000	206	12/18/13	3
State Street	30,000	305	12/18/13	(1)
State Street	130,000	1,344	12/18/13	22
State Street	380,000	3,901	12/18/13	37
State Street	77	9	11/01/13	—
State Street	178	20	11/04/13	—
State Street	137	111	11/01/13	—
State Street	185	149	11/01/13	—
State Street	251	203	11/05/13	1
State Street	498	401	11/05/13	1
State Street	100	80	12/18/13	—
State Street	470	377	12/18/13	(2)
State Street	1,600	1,284	12/18/13	(4)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts				485

Index Swap Contracts
Amounts in thousands
				Fair
Fund Receives	Notional		Termination	Value
Underlying Security	Amount	Terms	Date	$
iShares Dow Jones US Real Estate Index Fund	USD 12,202	3 Month LIBOR 08/30/14		769
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)				769

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Common Stocks
Australia	$122,468	$—	$ —	$122,468	7.1
Austria	1,534	—	—	1,534	0.1
Belgium	226	—	—	226	—*
Brazil	3,035	—	—	3,035	0.2
Canada	50,159	—	—	50,159	2.9
China	8,393	—	—	8,393	0.5
Finland	2,190	—	—	2,190	0.1
France	65,989	—	—	65,989	3.8

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 511

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Germany	31,204	—	—	31,204	1.8
Hong Kong	146,605	—	—	146,605	8.5
Italy	89	—	—	89	—*
Japan	228,878	—	—	228,878	13.3
Luxembourg	3,156	—	—	3,156	0.2
Netherlands	12,982	—	—	12,982	0.8
Norway	5,609	—	—	5,609	0.3
Singapore	77,588	—	—	77,588	4.5
Sweden	14,423	—	—	14,423	0.9
Switzerland	5,315	—	—	5,315	0.3
United Kingdom	113,821	—	—	113,821	6.6
United States	781,904	—	—	781,904	45.5
Short-Term Investments	—	42,081	—	42,081	2.4
Other Securities	—	34,248	—	34,248	2.0
Total Investments	1,675,568	76,329	—	1,751,897	101.8
Other Assets and Liabilities, Net					(1.8)
					100.0

Other Financial Instruments
Futures Contracts	489	—	—	489	—*
Foreign Currency Exchange Contracts	6	479	—	485	—*
Index Swaps	—	769	—	769	—*
Total Other Financial Instruments**	$495	$1,248	$—	$1,743

*    Less than .05% of net assets.
**   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

512 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$607
Variation margin on futures contracts*	503	—
Index swap contracts, at fair value	769	—
Total	$1,272	$607

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$14	$—
Unrealized depreciation on foreign currency exchange contracts	—	122
Total	$14	$122

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,093	$—
Index swap contracts	(221)	—
Foreign currency-related transactions**	—	(2,018)
Total	$5,872	$(2,018)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$241	$—
Index swap contracts	1,146	—
Foreign currency-related transactions***	—	503
Total	$1,387	$503

* Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 513

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$1,390,320
Investments, at fair value(*)(>)	1,751,897
Cash (restricted)(a)(b)	4,900
Foreign currency holdings(^)	3,821
Unrealized appreciation on foreign currency exchange contracts	607
Receivables:
Dividends and interest	1,964
Dividends from affiliated Russell funds	4
Investments sold	20,354
Fund shares sold	2,433
Foreign taxes recoverable	390
Prepaid expenses	2
Index swap contracts, at fair value	769
Total assets	1,787,141

Liabilities
Payables:
Due to custodian	141
Investments purchased	29,485
Fund shares redeemed	917
Accrued fees to affiliates	1,556
Other accrued expenses	178
Variation margin on futures contracts	147
Unrealized depreciation on foreign currency exchange contracts	122
Payable upon return of securities loaned	34,248
Total liabilities	66,794

Net Assets	$1,720,347

See accompanying notes which are an integral part of the financial statements.

514 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(28,122)
Accumulated net realized gain (loss)	65,306
Unrealized appreciation (depreciation) on:
Investments	361,577
Futures contracts	489
Index swap contracts	769
Foreign currency-related transactions	460
Shares of beneficial interest	419
Additional paid-in capital	1,319,449
Net Assets	$1,720,347
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$40.49
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$42.96
Class A — Net assets	$29,098,410
Class A — Shares outstanding ($.01 par value)	718,665
Net asset value per share: Class C(#)	$39.55
Class C — Net assets	$44,084,366
Class C — Shares outstanding ($.01 par value)	1,114,750
Net asset value per share: Class E(#)	$40.52
Class E — Net assets	$38,596,014
Class E — Shares outstanding ($.01 par value)	952,568
Net asset value per share: Class S(#)	$41.16
Class S — Net assets	$ 1,373,265,798
Class S — Shares outstanding ($.01 par value)	33,360,371
Net asset value per share: Class Y(#)	$41.15
Class Y — Net assets	$235,302,843
Class Y — Shares outstanding ($.01 par value)	5,718,681
Amounts in thousands
(^) Foreign currency holdings - cost	$3,850
(*) Securities on loan included in investments	$32,722
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$76,329
(a) Cash Collateral for Futures	$3,400
(b) Cash Collateral for Swaps	$1,500
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 515

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$50,288
Dividends from affiliated Russell funds	52
Securities lending income	470
Less foreign taxes withheld	(2,054)
Total investment income	48,756

Expenses
Advisory fees	13,863
Administrative fees	833
Custodian fees	408
Distribution fees - Class A	74
Distribution fees - Class C	341
Transfer agent fees - Class A	60
Transfer agent fees - Class C	91
Transfer agent fees - Class E	77
Transfer agent fees - Class S	2,582
Transfer agent fees - Class Y	14
Professional fees	112
Registration fees	78
Shareholder servicing fees - Class C	114
Shareholder servicing fees - Class E	96
Trustees’ fees	46
Printing fees	210
Miscellaneous	38
Expenses before reductions	19,037
Expense reductions	(—**)
Net expenses	19,037
Net investment income (loss)	29,719

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	156,952
Futures contracts	6,093
Index swap contracts	(221)
Foreign currency-related transactions	(2,311)
Net realized gain (loss)	160,513
Net change in unrealized appreciation (depreciation) on:
Investments	8,225
Futures contracts	241
Index swap contracts	1,146
Foreign currency-related transactions	478
Net change in unrealized appreciation (depreciation)	10,090
Net realized and unrealized gain (loss)	170,603
Net Increase (Decrease) in Net Assets from Operations	$200,322

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

516 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,719	$32,780
Net realized gain (loss)	160,513	57,282
Net change in unrealized appreciation (depreciation)	10,090	151,432
Net increase (decrease) in net assets from operations	200,322	241,494

Distributions
From net investment income
Class A	(1,506)	(505)
Class C	(2,043)	(526)
Class E	(1,959)	(636)
Class S	(67,126)	(24,151)
Class Y	(19,334)	(8,524)
From net realized gain
Class A	(95)	—
Class C	(151)	—
Class E	(125)	—
Class S	(4,040)	—
Class Y	(1,189)	—
Net decrease in net assets from distributions	(97,568)	(34,342)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(17,894)	(159,013)
Total Net Increase (Decrease) in Net Assets	84,860	48,139

Net Assets
Beginning of period	1,635,487	1,587,348
End of period	$1,720,347	$1,635,487
Undistributed (overdistributed) net investment income included in net assets	$(28,122)	$9,258

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 517

Russell Investment Company
Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	147	$5,895	116	$4,093
Proceeds from reinvestment of distributions	41	1,589	13	482
Payments for shares redeemed	(199)	(7,843)	(166)	(5,808)
Net increase (decrease)	(11)	(359)	(37)	(1,233)
Class C
Proceeds from shares sold	211	8,261	102	3,571
Proceeds from reinvestment of distributions	57	2,145	14	492
Payments for shares redeemed	(285)	(11,005)	(300)	(10,330)
Net increase (decrease)	(17)	(599)	(184)	(6,267)
Class E
Proceeds from shares sold	227	9,035	230	8,189
Proceeds from reinvestment of distributions	53	2,054	17	615
Payments for shares redeemed	(276)	(10,958)	(346)	(12,066)
Net increase (decrease)	4	131	(99)	(3,262)
Class S
Proceeds from shares sold	8,430	340,158	6,864	245,429
Proceeds from reinvestment of distributions	1,780	70,314	618	22,924
Payments for shares redeemed	(7,147)	(289,225)	(9,714)	(346,507)
Net increase (decrease)	3,063	121,247	(2,232)	(78,154)
Class Y
Proceeds from shares sold	525	20,909	1,083	38,776
Proceeds from reinvestment of distributions	520	20,523	231	8,524
Payments for shares redeemed	(4,466)	(179,746)	(3,230)	(117,397)
Net increase (decrease)	(3,421)	(138,314)	(1,916)	(70,097)
Total increase (decrease)	(382)	$(17,894)	(4,468)	$(159,013)

See accompanying notes which are an integral part of the financial statements.

518 Russell Global Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company
Russell Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2013	38.18	.58	3.94	4.52	(2.08)	(.13)
October 31, 2012	33.52	.63	4.72	5.35	(.69)	—
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—

Class C
October 31, 2013	37.34	.28	3.85	4.13	(1.79)	(.13)
October 31, 2012	32.83	.36	4.60	4.96	(.45)	—
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—

Class E
October 31, 2013	38.20	.58	3.95	4.53	(2.08)	(.13)
October 31, 2012	33.54	.63	4.72	5.35	(.69)	—
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—

Class S
October 31, 2013	38.78	.67	4.02	4.69	(2.18)	(.13)
October 31, 2012	34.03	.73	4.79	5.52	(.77)	—
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—

Class Y
October 31, 2013	38.76	.84	3.94	4.78	(2.25)	(.13)
October 31, 2012	34.03	.81	4.77	5.58	(.85)	—
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—

See accompanying notes which are an integral part of the financial statements.
520 Russell Global Real Estate Securities Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$ Distribution	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
In Excess(h)	Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

—	(2.21)	40.49	12.17	29,098	1.35	1.35	1.47	78
—	(.69)	38.18	16.03	27,867	1.35	1.35	1.79	64
(.04)	(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69
—	(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141
—	(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118

—	(1.92)	39.55	11.34	44,084	2.10	2.10	.73	78
—	(.45)	37.34	15.17	42,262	2.10	2.10	1.05	64
(.03)	(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69
—	(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141
—	(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118

—	(2.21)	40.52	12.18	38,596	1.35	1.35	1.46	78
—	(.69)	38.20	16.01	36,250	1.35	1.35	1.79	64
(.04)	(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69
—	(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141
—	(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118

—	(2.31)	41.16	12.46	1,373,266	1.10	1.10	1.68	78
—	(.77)	38.78	16.32	1,174,848	1.10	1.10	2.05	64
(.05)	(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69
—	(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141
—	(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118

—	(2.38)	41.15	12.69	235,303.90		.90	2.03	78
—	(.85)	38.76	16.53	354,260.92		.92	2.26	64
(.05)	(1.00)	34.03	(2.10)	376,191.93		.93	1.86	69
—	(.95)	35.76	37.83	399,759.91		.91	3.28	141
—	(.82)	26.75	2.40	551,981.91		.91	3.86	118

See accompanying notes which are an integral part of the financial statements.
Russell Global Real Estate Securities Fund 521

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Multi-Strategy Alternative Fund - Class A			Russell Multi-Strategy Alternative Fund - Class Y
	Total Return			Total Return
1 Year	(3.88)%		1 Year	2.41%
Inception*	(3.52	)%§	Inception*	1.62	%§

Russell Multi-Strategy Alternative Fund - Class C			Barclays U.S. 1-3 Month Treasury Bill Index **
	Total Return			Total Return
1 Year	1.21%		1 Year	0.06%
Inception*	0.49	%§	Inception*	0.06	%§

Russell Multi-Strategy Alternative Fund - Class E			HFRX Equal Weighted Strategies Index***
	Total Return			Total Return
1 Year	1.91%		1 Year	6.80%
Inception*	1.13	%§	Inception*	5.21	%§

Russell Multi-Strategy Alternative Fund - Class S
	Total Return
1 Year	2.21%
Inception*	1.37	%§

522 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

The Russell Multi-Strategy Alternative Fund (the “Fund”)	strategies, while tactical trading managers continued to struggle
employs a multi-manager approach whereby portions of the Fund	during the year. Within the two top performing strategies –
are allocated to different money managers. Fund assets not	equity hedge and event driven – technology/healthcare and
allocated to money managers are managed by Russell Investment	fundamental value sub-strategies were the largest contributors to
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	equity hedge performance, while activist, special situations and
may change the allocation of the Fund’s assets among money	distressed strategies all contributed to event driven performance.
managers at any time. An exemptive order from the Securities	Conversely, tactical trading suffered losses from commodity and
and Exchange Commission (“SEC”) permits RIMCo to engage	managed futures strategies.
or terminate a money manager at any time, subject to approval	For the fiscal year ending October 31, 2013, the Fund continued to
by the Fund’s Board, without a shareholder vote. Pursuant to the	decrease its allocations to more defensively positioned managers
terms of the exemptive order, the Fund is required to notify its	while simultaneously increasing allocations to longer-biased
shareholders within 90 days of when a money manager begins	investments. This shift to active risk taking was a turnaround
providing services. As of October 31, 2013, the Fund had twelve	from the prior year’s more defensive positioning, and took form
money managers.	in the portfolio through increased exposures to managers trading
What is the Fund’s investment objective?	Japanese and U.S. equities and U.S. credit and decreased
The Fund seeks to achieve long term capital growth with low	exposures to volatility/short-selling managers. Performance was
correlation to, and lower volatility than, global equity markets.	slightly muted during the year as hedged positions detracted from portfolio performance amid rising equity prices. The selloff in
How did the Fund perform relative to its benchmark for the	May of Japanese equities combined with the rising interest rates
fiscal year ended October 31, 2013?	in the U.S. had a negative impact on Fund performance.
For the fiscal year ended October 31, 2013, the Fund’s Class
A, Class C, Class E, Class S and Class Y Shares gained 2.01%,	How did the investment strategies and techniques employed
1.21%, 1.91%, 2.21%, and 2.41%, respectively. This is	by the Fund and its money managers affect its benchmark
compared to the Fund’s benchmark, the Barclays U.S. 1-3 Month	relative performance?
Treasury Bill Index, which gained 0.06% during the same period.	The Fund includes money managers that use a diverse range of
The Fund’s secondary benchmark, the HFRX Equal Weighted	alternative investment strategies and sub-strategies that have
Strategies Index, gained 6.80% during the same period. The	historically shown low correlation to each other. These include
HFRX Equal Weighted Strategies Index is composed of hedge	relative value, event driven, equity hedge and tactical trading
fund strategies that RIMCo believes are representative of the	strategies. Although RIMCo has assigned each money manager a
Fund’s investment strategies. The Fund’s performance includes	specific benchmark other than the Fund’s index, money manager
operating expenses, whereas index returns are unmanaged and do	performance will be discussed relative to the Fund’s index.
not include expenses of any kind.	2100 Xenon Group, LLC (“Xenon”) underperformed the Fund’s
For the fiscal year ended October 31, 2013, the Lipper®	benchmark for the fiscal year.Xenon’s trend-following strategy
Alternative Multi-Strategy Funds, a group of funds that Lipper	struggled over the period as volatile macroeconomic conditions
considers to have investment strategies similar to those of the	and central bank policies proved difficult for model based
Fund, gained 4.87%. This result serves as a peer comparison and	strategies.
is expressed net of operating expenses.	Amundi Investments USA LLC (“Amundi”) underperformed the
RIMCo may assign a money manager a specific benchmark	Fund’s benchmark for the fiscal year. The portfolio’s directional
other than the Fund’s index. However, the Fund’s secondary	long exposure to volatility was the primary driver of performance,
benchmark is generally representative of the aggregate of each	as modest losses were caused by declining global volatility during
money manager’s benchmark index and the Fund’s primary index	the period.
remains the benchmark for the Fund.	AQR Capital Management, LLC (“AQR”) outperformed the Fund’s
benchmark for the fiscal year. AQR’s managed futures strategy
How did the market conditions described in the Market	offset modest losses in its risk-parity strategy as exposures to
Summary report affect the Fund’s performance?	equities and currencies boosted performance over the fiscal year.
For the fiscal year ending October 31, 2013, the HFRX Global
Hedge Fund Index, a broad measure of global hedge fund	Acorn Derivatives Management Corp (“Acorn”) was terminated
strategies, posted its strongest performance since the global	in August 2013 and underperformed the Fund’s benchmark for
financial crisis. Performance was primarily driven by positive	the portion of the fiscal year in which it was a money manager in
results across equity hedge, event driven and relative value	the Fund. Acorn’s overall performance was negatively affected

Russell Multi-Strategy Alternative Fund 523

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

by periodic rallies in equities and an inability to actively trade	strong gains from long exposures to healthcare, consumer
around volatility during the year. The manager struggled during	discretionary, consumer staples, and financial equities.
the year from a sustained low volatility and rallying equity market	Pacific Investment Management Company (“PIMCO”) was hired
environment.	in December 2012 and outperformed the Fund’s benchmark for the
Brigade Capital Management, LLC (“Brigade”) outperformed	portion of the fiscal year in which it was a money manager in the
the Fund’s benchmark for the fiscal year. The large majority of	Fund. PIMCO’s performance was driven by a slight long duration
Brigade’s returns were earned from long positions in high-yield	bias across developed and emerging markets. The general rise
bonds and loans, which benefited from the positive performance	in interest rates led to losses in directional and relative value
of the high yield market.	fixed income trades, which were barely offset by gains in credit,
DCI, LLC (“DCI”) was hired in September 2013 and outperformed	currency and mortgage trades.
the Fund’s benchmark for the portion of the fiscal year in which it	TCW/Scoggin, LLC (“TCW/Scoggin”) was hired in September
was a money manager in the Fund. DCI benefited from positive	2013 and outperformed the Fund’s benchmark for the portion of
mispricing effects and other idiosyncratic credit positions.	the fiscal year in which it was a money manager in the Fund.
Eaton Vance Management (“Eaton Vance”) was terminated in	TCW/Scoggin’s event driven equity strategy generated positive
May 2013 and underperformed the Fund’s benchmark for the	performance from a rally in U.S. equities during October.
portion of the fiscal year in which it was a money manager in the	The Cambridge Strategy (Asset Management) Limited
Fund. Eaton Vance struggled over the period as macroeconomic	(“Cambridge”) was hired in September 2013 and underperformed
conditions proved difficult for the discretionary macro manager	the Fund’s benchmark for the portion of the fiscal year in which
and it suffered losses from commodity and currency exposures.	it was a manager in the Fund. Cambridge’s discretionary macro
First Eagle Investment Management, LLC (“First Eagle”) was	approach suffered losses mainly from currency trading in
terminated in May 2013 and outperformed the Fund’s benchmark	September and October.
for the portion of the fiscal year in which it was a money manager	RIMCo manages the portion of the Fund’s assets that RIMCo
in the Fund. First Eagle’s positive performance was based broadly	determines not to allocate to the money managers. Assets not
on a number of M&A transactions, some of which were quite	allocated to managers include the Fund’s liquidity reserves.
volatile as merger arbitrage spreads varied not only at specific
deal levels but also in the merger arbitrage market as a whole.	Describe any changes to the Fund’s structure or the money
manager line-up.
Galtere Ltd. / Galtere N.A. (“Galtere”) underperformed the	In December 2012, RIMCo hired PIMCo as a money manager for
Fund’s benchmark for the fiscal year. Performance for Galtere	the Fund. PIMCo was hired to add relative value/fixed income
was negatively affected by a broad sell-off across the commodities	exposure to the Fund.
complex during the year, with notable losses stemming from
specific agricultural commodities and metals.	In May 2013, RIMCo terminated First Eagle and Eaton Vance
as money managers for the Fund. First Eagle was terminated
Lazard Asset Management LLC (“Lazard”) outperformed the	because of turnover in investment personnel and Eaton Vance was
Fund’s benchmark for the fiscal year. Lazard benefited from a	terminated in order to decrease the Fund’s exposure to emerging
rally in Japanese equities during the year, with long positions	markets.
in financials and consumer discretionary names contributing
positively to performance.	In August 2013, RIMCo terminated Acorn as a money manager for the Fund and in September 2013, RIMCo hired DCI, Cambridge
Levin Capital Strategies, L.P. (“Levin”) underperformed the	and TCW/Scoggin as money managers for the Fund. Acorn
Fund’s benchmark for the fiscal year. Levin’s short biased U.S.	was terminated to eliminate the Fund’s exposure to its volatility
equity strategy experienced losses as equity markets steadily	strategy. DCI was hired to expose the Fund to its relative value
rallied over the course of the fiscal year. Despite the manager’s	strategy. Cambridge was hired to provide exposure to a tactical
losses, Levin was able to preserve capital amid surging equity	trading / discretionary strategy and Scoggin was hired to increase
markets.	the Fund’s exposure to event driven strategies.
Omega Advisors, Inc. (“Omega”) outperformed the Fund’s
benchmark for the fiscal year. The manager continued to generate

Money Managers as of October 31,
2013		Styles
Amundi Investments USA, LLC	Relative Value – Volatility – Derivatives

524 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

Money Managers as of October 31,
2013	Styles

AQR Capital Management LLC	Tactical Trading – Systematic Macro – Managed
Futures / Quantitative Macro
Brigade Capital Management, LLC	Event Driven – Credit – Opportunistic
Lazard Asset Management LLC	Equity Hedge – Fundamental – Japan – Variable Net
Omega Advisors, Inc.	Equity Hedge – Fundamental – US – Long Biased
Levin Capital Strategies, L.P.	Equity Hedge – Fundamental – US – Short Biased
Galtera N.A. / Galtere Ltd.	Tactical Trading Discretionary Macro – Commodities
Tactical Trading – Systematic Macro – Managed
2100 Xenon Group, LLC	Futures
Pacific Investment Management Company	Relative Value – Fixed Income – Diversified
DCI, LLC	Relative Value – Fixed Income – Credit Long/Short
The Cambridge Strategy (Asset Management)
Limited	Tactical Trading – Discretionary Macro – Global
TCW/Scoggin LLC	Event Driven – Equity
The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* The Fund first issued class A, C, E, S and Y Shares on August 6, 2012.

** The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

*** The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligiblehedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, mergerarbitrage, and relative value arbitrage. The HFRX Equal Weighted Strategies Index applies an equal weight to all constituent strategy indices.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Multi-Strategy Alternative Fund 525

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$977.80	$1,012.91
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$12.16	$12.38

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 2.44%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by			Hypothetical
$1,000 (for example, an $8,600 account value divided by $1,000			Performance (5%
		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
in the row entitled “Expenses Paid During Period” to estimate	Beginning Account Value
the expenses you paid on your account during this period.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
Hypothetical Example for Comparison Purposes	October 31, 2013	$973.90	$1,009.12
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$15.87	$16.15
Performance (5% return before expenses)” provides information
* Expenses are equal to the Fund's annualized expense ratio of 3.19%
about hypothetical account values and hypothetical expenses	(representing the six month period annualized), multiplied by the average
based on the Fund’s actual expense ratio and an assumed rate of	account value over the period, multiplied by 184/365 (to reflect the one-half year
return of 5% per year before expenses, which is not the Fund’s	period). May reflect amounts waived, reimbursed and/or other credits. Without
actual return. The hypothetical account values and expenses	any waivers, reimbursements and/or other credits, expenses would have been higher.
may not be used to estimate the actual ending account balance or
expenses you paid for the period. You may use this information			Hypothetical
to compare the ongoing costs of investing in the Fund and other			Performance (5%
		Actual	return before
funds. To do so, compare this 5% hypothetical example with the	Class E	Performance	expenses)
5% hypothetical examples that appear in the shareholder reports	Beginning Account Value
of other funds.	May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2013	$976.90	$1,012.75
	Expenses Paid During Period*	$12.31	$12.53

* Expenses are equal to the Fund's annualized expense ratio of 2.47%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

526 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Shareholder Expense Example, continued — October 31, 2013 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$977.90	$1,014.01
Expenses Paid During Period*	$11.07	$11.27

* Expenses are equal to the Fund's annualized expense ratio of 2.22%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2013	$1,000.00	$1,000.00
Ending Account Value
October 31, 2013	$978.90	$1,014.92
Expenses Paid During Period*	$10.18	$10.36

* Expenses are equal to the Fund's annualized expense ratio of 2.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Multi-Strategy Alternative Fund 527

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 17.3%			10.875% due 04/15/16 (Þ)	355	371
Asset-Backed Securities - 0.6%			American International Group, Inc.
			8.175% due 05/15/58	1,000	1,232
ALM VII, Ltd.			APX Group, Inc.
Series 2012-7A Class C			6.375% due 12/01/19	360	359
4.742% due 10/19/24 (Å)(Ê)	745	746	8.750% due 12/01/20	1,240	1,271
Carlyle Global Market Strategies			Aurora Diagnostics Holdings / Aurora
Series 2012-3A Class C			Diagnostics Financing, Inc.
4.744% due 10/14/24 (Å)(Ê)	745	746	10.750% due 01/15/18	845	570
Carrington Mortgage Loan Trust			Aviv Healthcare Properties, LP / Aviv
Series 2006-NC5 Class A5			Healthcare Capital Corp.
0.262% due 01/25/37 (Ê)	624	434	6.000% due 10/15/21 (Å)	175	179
Countrywide Asset-Backed			BMC Software Finance, Inc.
Certificates			8.125% due 07/15/21 (Þ)	600	634
Series 2004-5 Class M1			Chester Downs & Marina LLC /
1.025% due 08/25/34 (Ê)	300	278	Chester Downs Finance Corp.
Series 2005-11 Class AF3			9.250% due 02/01/20 (Þ)	1,280	1,299
4.778% due 02/25/36	265	255	Citigroup, Inc.
Series 2006-5 Class 2A2			Zero coupon due 01/05/21	6,455	2,481
0.350% due 08/25/36 (Ê)	281	271	Cornerstone Chemical Co.
Halcyon Loan Advisors Funding, Ltd.			9.375% due 03/15/18 (Þ)	290	303
Series 2013-2A Class D			Dave & Buster's Entertainment, Inc.
4.100% due 08/01/25 (Ê)(Þ)	500	485	Zero coupon due 02/15/16 (Þ)	400	326
Madison Park Funding XI, Ltd.			DJO Finance LLC / DJO Finance
Series 2013-11A Class D
3.800% due 10/23/25 (Ê)(Þ)	250	237	Corp.
Marine Park CLO, Ltd.			9.875% due 04/15/18	505	542
Series 2012-1A Class C			Eagle Rock Energy Partners, LP /
4.763% due 05/18/23 (Ê)(Þ)	335	336	Eagle Rock Energy Finance Corp.
OFSI Fund V, Ltd.			8.375% due 06/01/19	885	909
Series 2013-5A Class B1L			Eldorado Resorts LLC / Eldorado
4.494% due 04/17/25 (Ê)(Þ)	270	260	Capital Corp.
OHA Loan Funding, Ltd.			8.625% due 06/15/19 (Þ)	975	1,026
Series 2013-1A Class D			Energy Future Intermediate Holdings
3.878% due 07/23/25 (Ê)(Þ)	250	238	Co LLC / EFIH Finance Inc.
Park Place Securities, Inc. Asset-			10.000% due 12/01/20 (Þ)	690	721
Backed Pass-Through Certificates			Energy XXI Gulf Coast, Inc.
Series 2004-WHQ1 Class M2			7.500% due 12/15/21 (Þ)	785	820
1.160% due 09/25/34 (Ê)	977	859	Ferro Corp.
Sound Point CLO III, Ltd.			7.875% due 08/15/18	180	191
Series 2013-2A Class D			Foresight Energy Corp.
4.144% due 07/15/25 (Ê)(Þ)	470	457	7.875% due 08/15/21 (Þ)	525	534
Telos CLO 2013-4, Ltd.			Forest Oil Corp.
Series 2013-4A Class D			7.500% due 09/15/20	1,655	1,643
3.767% due 07/17/24 (Ê)(Þ)	250	232	Halcon Resources Corp.
		5,834	8.875% due 05/15/21	1,420	1,479
			Health Management Associates, Inc.
Corporate Bonds and Notes - 7.0%			7.375% due 01/15/20	260	290
Advanced Micro Devices, Inc.			Homer City Generation, LP
7.500% due 08/15/22	1,220	1,183	8.137% due 10/01/19	1,123	1,163
Albertsons, Inc.			Immucor, Inc.
7.450% due 08/01/29	45	37	11.125% due 08/15/19	965	1,083
Albertson's, Inc.			INC Research LLC
8.000% due 05/01/31	1,210	998	11.500% due 07/15/19 (Þ)	770	839
Alcatel-Lucent USA, Inc.			JC Penney Corp., Inc.
6.450% due 03/15/29	740	651	7.950% due 04/01/17	320	257
Ally Financial, Inc.			5.650% due 06/01/20	135	101
8.000% due 11/01/31	170	203	Kindred Healthcare, Inc.
American Achievement Corp.			8.250% due 06/01/19	460	495

See accompanying notes which are an integral part of the financial statements.

528 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Lantheus Medical Imaging, Inc.			5.625% due 04/15/23 (Þ)		1,200	1,176
9.750% due 05/15/17	565	509	Sabine Pass LNG, LP
Liberty Interactive LLC			7.500% due 11/30/16		3,240	3,617
4.000% due 11/15/29	234	146	SandRidge Energy, Inc.
3.750% due 02/15/30	1,722	1,037	7.500% due 02/15/23		1,650	1,712
Logan's Roadhouse, Inc.			Shingle Springs Tribal Gaming
10.750% due 10/15/17	660	581	Authority
McClatchy Co. (The)			9.750% due 09/01/21 (Þ)		870	909
9.000% due 12/15/22	460	496	SLM Corp.
MetroPCS Wireless, Inc.			3.875% due 09/10/15		600	621
6.250% due 04/01/21 (Þ)	250	261	Spencer Spirit Holdings, Inc.
6.625% due 04/01/23 (Þ)	575	602	9.000% due 05/01/18 (Þ)		285	284
MModal, Inc.			Sprint Corp.
10.750% due 08/15/20 (Å)	425	251	7.875% due 09/15/23 (Þ)		1,285	1,394
Mohegan Tribal Gaming Authority			SUPERVALU, Inc.
11.500% due 11/01/17 (Þ)	360	403	6.750% due 06/01/21 (Þ)		1,155	1,138
9.750% due 09/01/21 (Þ)	640	690	Tenet Healthcare Corp.
Monitronics International, Inc.			8.125% due 04/01/22 (Þ)		1,040	1,139
9.125% due 04/01/20 (Þ)	195	207	Toys R Us, Inc.
9.125% due 04/01/20	1,050	1,113	10.375% due 08/15/17		605	567
Morgan Stanley			TRAC Intermodal LLC / TRAC
0.724% due 10/15/15 (Ê)	1,900	1,892	Intermodal Corp.
MTR Gaming Group, Inc.			11.000% due 08/15/19		875	995
11.500% due 08/01/19	1,655	1,821	USB Realty Corp.
Murray Energy Corp.			1.391% due 12/29/49 (Å)(ƒ)		1,800	1,539
8.625% due 06/15/21 (Þ)	885	947	Valeant Pharmaceuticals International
Nationstar Mortgage LLC / Nationstar			7.500% due 07/15/21 (Þ)		390	433
Capital Corp.			Viasystems, Inc.
7.875% due 10/01/20	470	502	7.875% due 05/01/19 (Þ)		650	692
6.500% due 07/01/21	30	30	Walter Energy, Inc.
6.500% due 06/01/22	670	654	9.500% due 10/15/19 (Þ)		300	316
New Albertsons, Inc.			9.875% due 12/15/20 (Þ)		715	633
7.750% due 06/15/26	35	29	8.500% due 04/15/21 (Þ)		710	602
Niska Gas Storage US LLC / Niska			Wok Acquisition Corp.
Gas Storage Canada ULC			10.250% due 06/30/20 (Þ)		655	712
8.875% due 03/15/18	565	590				63,979
Noranda Aluminum Acquisition Corp.			International Debt - 1.3%
11.000% due 06/01/19 (Þ)	330	277	American International Group, Inc.
Nuveen Investments, Inc.			6.765% due 11/15/17	GBP	273	512
9.125% due 10/15/17 (Þ)	70	68	Banco do Brasil SA
9.500% due 10/15/20 (Þ)	700	667	3.875% due 10/10/22		1,700	1,547
Onex USI Acquisition Corp.			Cemex SAB de CV
7.750% due 01/15/21 (Þ)	560	571	7.250% due 01/15/21 (Þ)		500	509
PNC Preferred Funding Trust II			DryShips, Inc.
1.477% due 12/31/49 (ƒ)(Þ)	2,600	2,236	5.000% due 12/01/14		415	394
Quiksilver, Inc. / QS Wholesale Inc			IAMGOLD Corp.
7.875% due 08/01/18 (Þ)	370	396	6.750% due 10/01/20 (Þ)		995	888
Range Resources Corp.			ICICI Bank, Ltd.
5.000% due 03/15/23	1,440	1,436	4.750% due 11/25/16 (Þ)		100	104
Rite Aid Corp.			LBG Capital No 1 PLC
7.700% due 02/15/27	740	759	8.500% due 12/29/49 (ƒ)(Þ)		100	106
Rockies Express Pipeline LLC			Lloyds Bank PLC
5.625% due 04/15/20 (Þ)	920	775	12.000% due 12/29/49 (ƒ)(Þ)		300	404
Ryerson, Inc. / Joseph T Ryerson &			Millennium Offshore Services
Son Inc			Superholdings LLC
9.000% due 10/15/17	795	831	9.500% due 02/15/18 (Þ)		605	626
11.250% due 10/15/18	510	533	MISA Investments, Ltd.
Sabine Pass Liquefaction LLC			8.625% due 08/15/18 (Þ)		250	259

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 529

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Morgan Stanley				Clear Channel Worldwide Holdings,
Series GMTN				Inc. Term Loan B
0.647% due 01/16/17 (Ê)	EUR	100	133	3.818% due 01/29/16	218	211
New Look Bondco I PLC				Graton Economic Development
8.375% due 05/14/18 (Þ)		215	224	Authority Term Loan B
Ocean Rig UDW, Inc.				9.000% due 08/22/18	770	809
9.500% due 04/27/16 (Þ)		700	744	Hilton Worldwide Finance, LLC Term
Sberbank of Russia Via SB Capital SA				Loan
4.950% due 02/07/17 (Þ)		600	638	4.000% due 09/23/20	620	623
Sea Trucks Group				HJ Heinz Co. 1st Lien Term Loan B2
9.000% due 03/26/18 (Þ)		900	851	3.500% due 06/05/20 (Ê)	1,696	1,707
SLM Student Loan Trust				JC Penney Co., Inc. 1st Lien Term
Series 2003-2 Class A5				Loan
0.484% due 12/15/23 (Ê)	EUR	787	1,048	6.000% due 05/21/18	499	482
Sound Point CLO II, Ltd.				Maschantucket Western Pequot Tribe
Series 2013-1A Class B1L				Term Loan B
4.014% due 04/26/25 (Ê)(Þ)		280	270	9.375% due 06/30/20	1,184	1,098
St. Barbara, Ltd.				Mill US Acquisition LLC 1st Lien
8.875% due 04/15/18 (Þ)		285	239	Term Loan B
Stackpole International Intermediate				4.750% due 05/22/20	59	59
Co. SA / Stackpole International				MModal, Inc. Term Loan B
Powder Meta				7.750% due 08/17/19	1,560	1,433
7.750% due 10/15/21 (Å)		515	536	Mohegan Tribal Gaming Authority
Trinseo Materials Operating SCA /				Term Loan B
Trinseo Materials Finance, Inc.				6.750% due 03/31/15 (Ê)	677	677
8.750% due 02/01/19 (Þ)		1,415	1,411	9.000% due 03/31/16	1,310	1,337
			11,443	Mount Airy Lodge LLC 1st Lien Term
Loan Agreements - 2.5%				Loan
Albertson's LLC Term Loan B				13.000% due 04/01/18	592	625
4.250% due 03/21/16		755	757	Moxie Liberty LLC - Term Loan B1
Albertson's LLC Term Loan B2				7.500% due 08/20/20	765	773
4.750% due 03/21/19		440	441	Navistar International Corp., Inc.
Alinta, Ltd. Delayed Draw Term Loan				Term Loan B
0.500% due 05/08/19		49	48	5.750% due 08/17/17 (Ê)	417	425
Alinta, Ltd. Term Loan				OCI Beaumont LLC Term Loan B2
6.375% due 05/08/19		751	741	6.250% due 08/20/19	627	633
Astoria Generating Co. Acquisition				Otter Products LLC Term Loan B
LLC Term Loan				5.250% due 04/29/19	395	398
8.500% due 10/26/17		1,521	1,559	Panda Sherman Power LLC Term
Atlas America Finance, Inc. Term				Loan
Loan B				9.000% due 09/13/18	675	692
8.750% due 12/10/17		909	901	Rite Aid Corp. Term Loan
Axalta Coating Systems U.S.				5.750% due 08/21/20	265	271
Holdings, Inc. Term Loan				Shingle Springs Tribal Gaming
4.750% due 02/01/20 (Ê)		498	502	Authority 1st Lien Term Loan B
Bowie Resource Holdings LLC 1st				6.250% due 08/16/19	515	514
Lien Term Loan				Sirva Worldwide, Inc. Term Loan
6.750% due 08/16/20		685	688	7.500% due 03/27/19	557	564
Carestream Health, Inc. 1st Lien Term				State Class Tankers Ii LLC 1st Lien
Loan				Term Loan B
5.000% due 06/07/19		691	699	6.750% due 06/22/20	395	397
Carestream Health, Inc. 2nd Lien				Texas Competitive Electric Holdings
Term Loan				Co. LLC Extended Term Loan
9.500% due 06/07/19		615	616	4.674% due 10/10/17 (Ê)	470	313
Clear Channel Communications, Inc.				Toys R Us Property Co. I LLC Term
1st Lien Term Loan D				Loan
6.918% due 01/30/19		642	610	6.000% due 08/21/19	700	685

See accompanying notes which are an integral part of the financial statements.

530 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Walter Investment Management Corp.			Wachovia Bank Commercial Mortgage
1st Lien Term Loan			Trust
5.750% due 11/15/17	689	695	Series 2007-WHL8 Class A2
		22,983	0.314% due 06/15/20 (Ê)(Þ)		1,000	971
Mortgage-Backed Securities - 1.5%			Wells Fargo Mortgage Backed
Adjustable Rate Mortgage Trust			Securities
Series 2005-5 Class 2A1			Series 2004-DD Class 2A6
2.848% due 09/25/35 (Ê)	890	784	2.617% due 01/25/33 (Ê)		867	859
Alternative Loan Trust						13,313
Series 2003-11T1 Class A3			Municipal Bonds - 0.5%
0.602% due 07/25/18 (Ê)	136	131	Buckeye Tobacco Settlement
Banc of America Large Loan, Inc.			Financing Authority Revenue
Series 2010-HLTN Class HLTN			Bonds
2.474% due 11/15/15 (Ê)(Þ)	1,232	1,232	5.875% due 06/01/47		685	529
Bear Stearns Alt-A Trust			County of Jefferson Alabama Sewer
Series 2005-10 Class 24A1			Revenue Revenue Bonds
2.420% due 01/25/36 (Ê)	831	576	0.518% due 02/01/42 (µ)(Ê)		1,775	1,314
Bear Stearns ALT-A Trust			Golden State Tobacco Securitization
Series 2006-3 Class 31A1			Corp. Revenue Bonds
2.944% due 05/25/36 (Ê)	903	510	5.125% due 06/01/47		885	616
Bear Stearns Structured Products, Inc.			5.750% due 06/01/47		190	146
Series 2007-R6 Class 1A1			Tobacco Settlement Financing Corp.
2.045% due 01/26/36 (Ê)	992	763	Revenue Bonds
CHL Mortgage Pass-Through Trust			4.750% due 06/01/34		480	346
Series 2004-12 Class 11A1			5.000% due 06/01/41		2,445	1,766
3.026% due 08/25/34 (Ê)	460	404				4,717
Series 2004-16 Class 1A4A			Non-US Bonds - 1.7%
0.962% due 09/25/34 (Ê)	143	136	Avoca CLO IV PLC
Series 2004-25 Class 1A1			Series 2006-X Class A1A
0.532% due 02/25/35 (Ê)	134	121	0.833% due 02/18/22 (Ê)	EUR	147	197
Series 2004-25 Class 2A1			Barclays Bank PLC
0.542% due 02/25/34 (Ê)	168	150	Series RCI
DSLA Mortgage Loan Trust			14.000% due 12/31/49 (ƒ)	GBP	300	658
Series 2004-AR3 Class 2A1			Bundesrepublik Deutschland
2.498% due 07/19/44 (Ê)	140	138	Bundesobligation
Fannie Mae			0.750% due 04/15/18	EUR	211	302
30 Year TBA(Ï)			Cloverie PLC for Zurich Insurance
3.000%	2,200	2,125
4.000%	1,000	1,053	Co., Ltd.
Fannie Mae Aces			12.000% due 12/31/49 (ƒ)	EUR	700	1,019
Series 2012-M16 Class X			Deutsche Bundesrepublik
Interest Only STRIP			1.500% due 04/15/16	EUR	—	—
0.998% due 09/25/22	18,808	1,192	1.750% due 04/15/20	EUR	218	335
GE Capital Commercial Mortgage			0.100% due 04/15/23	EUR	514	701
			France Government Bond
Corp. Trust			Series OATe
Series 2007-C1 Class A1A			0.250% due 07/25/18	EUR	103	144
5.483% due 12/10/49	900	991	1.100% due 07/25/22	EUR	323	469
Merrill Lynch Mortgage Investors			0.250% due 07/25/24	EUR	101	132
Trust			Series OATi
Series 2003-A2 Class 2A3			1.300% due 07/25/19	EUR	320	471
2.006% due 03/25/33 (Ê)	440	425	2.100% due 07/25/23	EUR	110	173
Morgan Stanley Capital I, Inc.			LightPoint Pan-European CLO PLC
Series 2010-IQ14 Class A2FX			Series 2006-1 Class A
5.610% due 04/15/49	524	527	0.476% due 01/31/22 (Ê)	EUR	705	936
Sequoia			Magi Funding PLC
Series 2003-4 Class 2A1			Series 2006-A Class A
0.553% due 07/20/33 (Ê)	229	225	0.671% due 04/11/21 (Ê)(Þ)	EUR	320	427
			Mall Funding PLC

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 531

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Series 2005-1 Class A				Lennar Corp. Class A	17,100	608
1.191% due 04/22/17 (Ê)	GBP	370	585	LIN Media LLC Class A(Æ)	25,000	614
Marlin Intermediate Holdings PLC				Makita Corp.	45,200	2,275
10.500% due 08/01/20 (Þ)	GBP	240	426	Mitsubishi Corp.	64,700	1,304
New Look Bondco I PLC				Orient-Express Hotels, Ltd. Class A(Æ)	13,100	174
8.750% due 05/14/18 (Þ)	GBP	195	331	Penn National Gaming, Inc.(Æ)	25,700	1,504
New Zealand Government Bond				PVH Corp.	10,200	1,271
2.000% due 09/20/25	NZD	1,700	1,338	Sirius XM Radio, Inc.	1,112,800	4,195
Spain Government Bond				Steven Madden, Ltd.(Æ)	1,594	60
4.250% due 10/31/16	EUR	3,700	5,348	Swatch Group AG (The) Class B	1,510	966
United Kingdom Gilt				Takashimaya Co., Ltd.	215,000	2,042
1.875% due 11/22/22	GBP	610	1,206	Time Warner Cable, Inc.	13,500	1,622
0.125% due 03/22/24	GBP	207	348	Toshiba Corp.	260,000	1,100
			15,546	Tribune Co.(Æ)	39,500	2,645
				Vivendi SA - ADR	32,200	817
United States Government Treasuries - 2.2%						40,702
United States Treasury Inflation
Indexed Bonds				Consumer Staples - 0.2%
2.625% due 07/15/17		677	770
1.625% due 01/15/18		558	615	Coca-Cola Enterprises, Inc.	15,000	626
0.125% due 04/15/18		1,214	1,256	Rite Aid Corp.(Æ)	150,000	799
1.375% due 07/15/18		215	237	SUPERVALU, Inc.(Æ)	47,300	333
2.125% due 01/15/19		218	248			1,758
0.125% due 01/15/22		620	615
0.125% due 07/15/22		610	604	Energy - 2.3%
0.125% due 01/15/23		507	495	Apache Corp.	10,000	888
0.375% due 07/15/23		502	502	Cameron International Corp.(Æ)	20,300	1,114
United States Treasury Notes				Denbury Resources, Inc.(Æ)	67,800	1,288
1.375% due 09/30/18		900	904	Energy XXI Bermuda, Ltd.	24,800	721
2.125% due 08/31/20		8,100	8,218	Exxon Mobil Corp.	1,765	158
2.000% due 09/30/20		1,400	1,407	Gulf Coast Ultra Deep Royalty Trust(Æ)	235,875	571
1.875% due 10/31/20		900	887	Halliburton Co.	48,000	2,545
1.750% due 05/15/23		1,600	1,494	Hess Corp.	10,000	812
2.500% due 08/15/23		1,600	1,594	JX Holdings, Inc.	244,000	1,203
			19,846	Kinder Morgan, Inc.	49,500	1,748
Total Long-Term Investments				Occidental Petroleum Corp.	7,500	721
				Oil States International, Inc.(Æ)	5,000	543
(cost$157,559)			157,661	QEP Resources, Inc.	25,000	826
Common Stocks - 25.9%				SandRidge Energy, Inc.(Æ)	423,924	2,688
				SunCoke Energy, Inc.(Æ)	50,000	1,000
Consumer Discretionary - 4.5%				Technip SA	11,700	1,226
BJ's Restaurants, Inc.(Æ)		2,405	65	Transocean, Ltd.	53,800	2,532
Caesars Entertainment Corp.(Æ)		75,000	1,307	WPX Energy, Inc.(Æ)	25,200	558
Cie Generale des Etablissements						21,142
Michelin Class B		17,044	1,782

Comcast Corp. Class A		19,500	903	Financial Services - 9.5%
Criteo SA(Æ)		2,118	75
Daiwa House Industry Co., Ltd.		113,000	2,254	AIA Group, Ltd.	378,600	1,922
Darden Restaurants, Inc.		32,500	1,675	Altisource Portfolio Solutions SA(Æ)	12,600	1,982
DISH Network Corp. Class A		46,400	2,236	American International Group, Inc.	71,200	3,677
Dominion Diamond Corp.(Æ)		30,000	404	Assured Guaranty, Ltd.	13,600	279
Gaming and Leisure Properties, Inc.				Caesars Acquisition Company(Æ)	43,200	373
(Æ)(ö)		6,600	297	Capital One Financial Corp.	21,800	1,497
General Motors Co.(Æ)		50,000	1,847	Chimera Investment Corp.(ö)	932,800	2,826
Goodyear Tire & Rubber Co. (The)		15,000	315	Citigroup, Inc.	108,950	4,532
Hertz Global Holdings, Inc.(Æ)		139,600	3,205	Cole Real Estate Investment, Inc.(ö)	50,000	710
Hudson's Bay Co. - ADR		25,000	475	E*Trade Financial Corp.(Æ)	83,000	1,404
Hudson's Bay Co.		12,500	229	Essent Group, Ltd.(Æ)	4,235	72
Jos A Bank Clothiers, Inc.(Æ)		5,000	240	Harbinger Group, Inc.(Æ)	63,600	693
Kyocera Corp.		42,500	2,196	ING US, Inc.	25,000	776
				Jafco Co., Ltd.	80,400	4,007

See accompanying notes which are an integral part of the financial statements.

532 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value			Amount ($)		Value
	or Shares	$			or Shares		$
Japan Retail Fund Investment Corp.			ADT Corp. (The)		20,000		867
Class A(ö)	1,974	4,001	Amada Co., Ltd.		269,000		2,304
JPMorgan Chase & Co.	39,200	2,020	Komatsu, Ltd.		59,200		1,288
KKR & Co., LP	40,800	896	Melco Holdings, Inc.		1,200		17
KKR Financial Holdings LLC	165,900	1,644	Nippon Yusen KK		419,000		1,274
MetLife, Inc.	2,600	123	Ricoh Co., Ltd.		51,000		536
Mitsubishi UFJ Financial Group, Inc.	706,000	4,452	Taisei Corp.		637,000		3,252
Mizuho Financial Group, Inc.	2,146,700	4,475	US Airways Group, Inc.(Æ)		25,000		549
Monitise PLC(Æ)	2,095,000	1,864					10,087
New Residential Investment Corp.(ö)	79,500	525
Newcastle Investment Corp.(ö)	75,200	432	Technology - 3.0%
Nomura Holdings, Inc.	591,300	4,348
NYSE Euronext	46,900	2,065	Amadeus IT Holding SA Class A		26,400		980
ORIX Corp.(Û)	271,500	4,655	Apple, Inc.(Û)		3,000		1,567
PennyMac Mortgage Investment Trust(ö)	32,000	738	Atmel Corp.(Æ)		126,000		917
Realogy Holdings Corp.(Æ)	41,600	1,711	EMC Corp.		35,000		843
Ryman Hospitality Properties, Inc.(ö)	15,000	554	Endurance International Group
SLM Corp.	171,700	4,356	Holdings, Inc.(Æ)		11,200		123
Starwood Property Trust, Inc.(ö)	25,000	642	Hitachi, Ltd.		154,000		1,073
Sumitomo Mitsui Financial Group, Inc.			Loral Space & Communications, Inc.		12,400		885
(Û)	91,700	4,397	Marvell Technology Group, Ltd.		37,500		450
Sumitomo Mitsui Trust Holdings, Inc.	862,000	4,225	Motorola Solutions, Inc.		73,700		4,608
Tetragon Financial Group, Ltd.	306,802	3,034	NetApp, Inc.		25,000		970
Tokyo Tatemono Co., Ltd.	468,000	4,364	Nichicon Corp.		171,600		1,785
Tokyu Fudosan Holdings Corp.	424,500	4,170	Nidec Corp.		27,400		2,656
Validus Holdings, Ltd.	11,600	458	Polycom, Inc.(Æ)		89,900		935
Weyerhaeuser Co.(ö)	23,400	711	QUALCOMM, Inc.		41,500		2,883
XL Group PLC Class A	45,000	1,376	Ryosan Co., Ltd.		6,100		118
			Sony Corp.		107,900		2,060
		86,986	Tele2 AB Class B(Æ)		123,000		1,484
			Telenet Group Holding NV		52,300		2,872
Health Care - 1.3%							27,209
Boston Scientific Corp.(Æ)	156,900	1,834
Cigna Corp.	10,000	770	Utilities - 1.5%
Community Health Systems, Inc.	5,403	238
Elan Corp. PLC - ADR(Æ)	128,000	2,132	Atlas Energy, LP		72,376		3,605
Fresenius SE & Co. KGaA	7,900	1,027	Atlas Pipeline Partners, LP		73,100		2,819
HCA Holdings, Inc.	41,400	1,952	Atlas Resource Partners, LP		91,115		1,852
McKesson Corp.	9,200	1,438	Linn Energy LLC		43,175		1,196
Thermo Fisher Scientific, Inc.	11,900	1,164	Penn West Petroleum, Ltd. Class A
UnitedHealth Group, Inc.	19,600	1,338	- ADR		50,000		559
			Sprint Corp.(Æ)		574,876		3,869
		11,893
							13,900

Materials and Processing - 2.5%			Total Common Stocks
Asahi Kasei Corp.	209,000	1,584	(cost$207,917)				236,927
Chemtura Corp.(Æ)	37,500	919
Eastman Chemical Co.	29,100	2,293	Preferred Stocks - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	47,400	1,742
Lanxess AG	7,700	542	Financial Services - 0.2%
LIXIL Group Corp.	111,700	2,610	Ally Financial, Inc.(Þ)		2,350		2,256
LyondellBasell Industries NV Class A	25,500	1,902
Mosaic Co. (The)	10,000	459
Nippon Steel & Sumitomo Metal Corp.	439,000	1,442	Total Preferred Stocks
Nissan Chemical Industries, Ltd.	154,400	2,413	(cost$2,239)				2,256
Nitto Denko Corp.	47,800	2,494	Options Purchased - 3.3%
Rinnai Corp.	44,000	3,401	(Number of Contracts)
Ube Industries, Ltd.	702,000	1,449	Agrium, Inc.
		23,250	Jan 2014 80.00 Call (100)	USD	10	(ÿ)	70
			Ambac Financial Group,
Producer Durables - 1.1%			Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 533

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal		Fair
	Amount ($)			Value		Amount ($)			Value
		or Shares		$			or Shares		$
Feb 2014 20.00 Call (150)	USD	15	(ÿ)	42	Dec 2014 2,500.00 Put (235)	EUR	2	(ÿ)	264
Amedisys, Inc.					Dec 2014 2,700.00 Put (88)	EUR	1	(ÿ)	156
Nov 2013 18.00 Call (73)	USD	7	(ÿ)	1	Dec 2014 2,900.00 Put (121)	EUR	1	(ÿ)	331
Biogen Idec, Inc.					Dec 2014 3,000.00 Put (60)	EUR	1	(ÿ)	201
Nov 2013 240.00 Put (8)	USD	1	(ÿ)	—	Exxon Mobil Corp.
BJ'S Restaurants, Inc.					Nov 2013 88.00 Put (160)	USD	16	(ÿ)	5
Nov 2013 30.00 Put (24)	USD	2	(ÿ)	7	F5 Networks, Inc.
Buffalo Wild Wings, Inc.					Nov 2013 100.00 Call (32)	USD	3	(ÿ)	—
Nov 2013 135.00 Call (13)	USD	1	(ÿ)	11	Nov 2013 80.00 Put (16)	USD	2	(ÿ)	2
Cerner Corp.					Ford Motor Co.
Nov 2013 55.00 Put (24)	USD	2	(ÿ)	2	Nov 2013 18.00 Put (80)	USD	8	(ÿ)	7
Cross Currency Options					Fossil Group, Inc.
(AUD/JPY)					Nov 2013 135.00 Call (13)	USD	1	(ÿ)	5
Nov 2013 96.50 Call (1)	USD	20,860	(ÿ)	2	Nov 2013 145.00 Call (8)	USD	1	(ÿ)	1
Cross Currency Options					General Motors Co.
(EUR/CHF)					Nov 2013 35.00 Put (125)	USD	13	(ÿ)	—
Oct 2014 1.25 Call (1)	EUR	32,700	(ÿ)	571	Green Mountain Coffee
Cross Currency Options					Roasters, Inc.
(EUR/CZK)					Nov 2013 62.50 Put (16)	USD	2	(ÿ)	2
Nov 2013 26.25 Call (1)	EUR	32,700	(ÿ)	25	Dec 2013 75.00 Put (250)	USD	25	(ÿ)	368
Dec 2013 26.50 Call (1)	EUR	32,700	(ÿ)	105	Hess Corp.
Cross Currency Options					Nov 2013 80.00 Put (50)	USD	5	(ÿ)	5
(USD JPY)					iShares Russell 2000
Nov 2013 99.00 Call (1)	USD	2,500	(ÿ)	3	ETF
Cross Currency Options					Jan 2014 113.00 Call (450)	USD	45	(ÿ)	67
(USD/MXN)					Nov 2013 111.00 Put (80)	USD	8	(ÿ)	13
Nov 2013 12.80 Put (1)	USD	1,500	(ÿ)	4	Kohl's Corp.
Dec 2013 12.85 Put (1)	USD	16,350	(ÿ)	137	Nov 2013 55.00 Put (120)	USD	12	(ÿ)	10
Cross Currency Options					Liberty Global PLC
(USD/RUB)					Jan 2014 75.00 Call (250)	USD	25	(ÿ)	130
Nov 2013 31.65 Put (1)	USD	29,800	(ÿ)	24	Live Cattle Future Option
Cross Currency Options					Dec 2013 132.00 Put (6)	USD	240	(ÿ)	2
(USD/ZAR)					Lorillard, Inc.
Dec 2013 10.00 Put (4)	USD	1,300	(ÿ)	15	Nov 2013 50.00 Put (34)	USD	3	(ÿ)	2
Darden Restaurants, Inc.					Men's Wearhouse, Inc.
Nov 2013 50.00 Call (25)	USD	3	(ÿ)	5	Nov 2013 44.00 Call (375)	USD	38	(ÿ)	59
Edwards Lifesciences					Natural Gas Future
Corp.					Option
Nov 2013 65.00 Put (24)	USD	2	(ÿ)	3	Nov 2013 3,900.00 Call (1)	USD	10	(ÿ)	1
Nov 2013 72.50 Put (8)	USD	1	(ÿ)	6	Newell Rubbermaid, Inc.
Energy Select Sector					Nov 2013 29.00 Put (24)	USD	2	(ÿ)	—
SPDR Fund					Penn West Petroleum,
Nov 2013 86.00 Put (75)	USD	8	(ÿ)	6	Ltd.
Dec 2013 87.00 Put (250)	USD	25	(ÿ)	58	Dec 2013 10.00 Call (250)	USD	25	(ÿ)	35
EURO STOXX 50 Index					ResMed, Inc.
Dec 2013 2,500.00 Call (191)	EUR	2	(ÿ)	1,452	Nov 2013 55.00 Put (24)	USD	2	(ÿ)	9
Jun 2014 2,500.00 Call (59)	EUR	1	(ÿ)	420	S&P 500 E-Mini Index
Jun 2014 2,700.00 Call (172)	EUR	2	(ÿ)	833	Futures
Dec 2014 2,500.00 Call (70)	EUR	1	(ÿ)	526	Nov 2013 1,785.00 Call (327)	USD	16	(ÿ)	48
Dec 2014 2,700.00 Call (168)	EUR	2	(ÿ)	918	S&P 500 Index
Dec 2014 3,000.00 Call (110)	EUR	1	(ÿ)	326	Dec 2013 1,400.00 Call (36)	USD	4	(ÿ)	1,266
Dec 2013 2,400.00 Put (82)	EUR	1	(ÿ)	2	Jun 2014 1,450.00 Call (42)	USD	4	(ÿ)	1,285
Dec 2013 2,600.00 Put (750)	EUR	8	(ÿ)	35	Jun 2014 1,600.00 Call (26)	USD	3	(ÿ)	463
Dec 2013 2,800.00 Put (246)	EUR	2	(ÿ)	34	Dec 2014 1,750.00 Call (59)	USD	6	(ÿ)	615
Jun 2014 2,300.00 Put (115)	EUR	1	(ÿ)	32	Dec 2013 1,200.00 Put (17)	USD	2	(ÿ)	—
Jun 2014 2,800.00 Put (75)	EUR	1	(ÿ)	97	Dec 2013 1,500.00 Put (39)	USD	4	(ÿ)	7
Dec 2014 2,300.00 Put (100)	EUR	1	(ÿ)	69	Dec 2013 1,600.00 Put (268)	USD	27	(ÿ)	117
Dec 2014 2,400.00 Put (100)	EUR	1	(ÿ)	88	Dec 2013 1,700.00 Put (8)	USD	1	(ÿ)	13

See accompanying notes which are an integral part of the financial statements.

534 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal		Fair
		Amount ($)		Value			Amount ($)		Value
		or Shares		$			or Shares		$
Jun 2014 1,450.00 Put (49)	USD	5	(ÿ)	92	USD 4.118%/USD 3 Month LIBOR
Jun 2014 1,550.00 Put (32)	USD	3	(ÿ)	100	Aug 2014 0.00 Put (1)		2,200	(ÿ)	57
Jun 2014 1,600.00 Put (15)	USD	2	(ÿ)	61	USD Markit CDX Index/USD 5.000%
Dec 2014 1,450.00 Put (65)	USD	7	(ÿ)	274	Dec 2013 0.00 Put (1)		7,840	(ÿ)	8
Dec 2014 1,500.00 Put (138)	USD	14	(ÿ)	709	Mar 2014 0.00 Put (1)		17,545	(ÿ)	70
Dec 2014 1,600.00 Put (113)	USD	11	(ÿ)	851	TearLab Corp.
SGX NIKKEI Futures					Nov 2013 10.00 Put (46)	USD	5	(ÿ)	3
Dec 2013 8,500.00 Call (80)	JPY	40	(ÿ)	2,384	Tesla Motors, Inc.
Dec 2013 9,000.00 Call (210)	JPY	105	(ÿ)	5,724	Nov 2013 190.00 Call (24)	USD	2	(ÿ)	—
Dec 2013 9,500.00 Call (125)	JPY	63	(ÿ)	3,090	US Airways Group, Inc.
Jun 2014 12,500.00 Call (19)	JPY	10	(ÿ)	200	Nov 2013 20.00 Call (375)	USD	38	(ÿ)	86
Jun 2014 14,000.00 Call (150)	JPY	75	(ÿ)	811	Xerox Corp.
Jun 2014 14,500.00 Call (180)	JPY	90	(ÿ)	748	Nov 2013 10.00 Put (32)	USD	3	(ÿ)	1
Dec 2014 14,000.00 Call (70)	JPY	35	(ÿ)	473	Total Options Purchased
Dec 2014 15,000.00 Call (45)	JPY	23	(ÿ)	204	(cost$24,970)				30,261
Dec 2014 15,500.00 Call (15)	JPY	8	(ÿ)	55
Dec 2013 8,500.00 Put (80)	JPY	40	(ÿ)	—	Warrants & Rights - 0.0%
Dec 2013 10,500.00 Put (59)	JPY	30	(ÿ)	1	Kinder Morgan, Inc. (Æ)
Dec 2013 11,000.00 Put (275)	JPY	138	(ÿ)	7	2017 Warrant		39,700		170
Dec 2014 12,500.00 Put (35)	JPY	18	(ÿ)	102
Dec 2014 15,000.00 Put (70)	JPY	35	(ÿ)	607	Total Warrants & Rights
Dec 2014 16,500.00 Put (80)	JPY	40	(ÿ)	1,132	(cost$139)				170
Silver Future Option
Nov 2013 2,180.00 Call (2)	USD	10	(ÿ)	7	Short-Term Investments - 46.8%
Nov 2013 2,250.00 Call (2)	USD	10	(ÿ)	4	Ally Financial, Inc.
SPDR S&P 500 ETF					3.465% due 02/11/14 (Ê)		265		266
Trust					Banco Santander Brasil SA
Jan 2014 176.00 Call (450)	USD	45	(ÿ)	167	2.352% due 03/18/14 (Ê)(Þ)		1,750		1,750
Nov 2013 175.00 Put (1,033)	USD	103	(ÿ)	15	Bluewater Holding BV
Nov 2013 175.50 Put (722)	USD	72	(ÿ)	18	3.244% due 07/17/14 (Ê)		300		298
Nov 2013 176.00 Put (240)	USD	24	(ÿ)	30	Federal Home Loan Bank Discount
Nov 2013 176.00 Put (1,000)	USD	100	(ÿ)	157	Notes
Nov 2013 176.00 Put (641)	USD	64	(ÿ)	27	Zero coupon due 11/27/13 (ç)(~)		100		100
Nov 2013 177.00 Put (641)	USD	64	(ÿ)	70	Zero coupon due 12/04/13 (ç)(~)		100		100
Nov 2013 177.50 Put (160)	USD	16	(ÿ)	25	Zero coupon due 12/27/13 (ç)(~)		6,600		6,600
Nov 2013 178.00 Put (500)	USD	50	(ÿ)	131	Zero coupon due 01/02/14 (~)		100		100
Nov 2013 178.00 Put (81)	USD	8	(ÿ)	16	Zero coupon due 05/01/14 (~)		300		299
Swaptions					Federal National Mortgage
(Fund Receives/Fund Pays)					Association Discount Notes
USD 3 Month LIBOR/USD 0.600%					Zero coupon due 12/04/13 (ç)(~)		500		500
Mar 2014 0.00 Call (1)		290,000	(ÿ)	3	Zero coupon due 01/27/14 (~)		3,800		3,800
USD 3 Month LIBOR/USD 3.650%					Freddie Mac Discount Notes
Nov 2013 0.00 Call (2)		4,400	(ÿ)	8	Zero coupon due 11/25/13 (ç)(~)		400		400
USD 3 Month LIBOR/USD 3.750%					Zero coupon due 01/14/14 (~)		100		100
Dec 2013 0.00 Call (1)		700	(ÿ)	3	Freddie Mac REMICS
USD 3 Month LIBOR/USD 3.800%					Series 1993-1641 Class I
Dec 2013 0.00 Call (1)		4,400	(ÿ)	22	6.500% due 12/15/13		2		2
USD 3.600%/USD 3 Month LIBOR					Russell U.S. Cash Management Fund	301,294,254		(8)	301,294
Nov 2013 0.00 Call (1)		4,200	(ÿ)	2	Springleaf Finance Corp.
USD 1.450%/USD 3 Month LIBOR					Series REGS
Sep 2014 0.00 Put (1)		53,000	(ÿ)	68	4.125% due 11/29/13		500		679
USD 1.500%/USD 3 Month LIBOR					Texas Competitive Electric Holdings
Sep 2014 0.00 Put (1)		53,000	(ÿ)	64	Co. LLC Extended Term Loan
USD 1.500%/USD 3 Month LIBOR					4.766% due 10/10/14 (Ê)		3,070		2,065
Mar 2014 0.00 Put (1)		26,100	(ÿ)	24	United States Treasury Bills
USD 4.020%/USD 3 Month LIBOR					0.035% due 12/12/13 (~)		7,652		7,651
Aug 2014 0.00 Put (1)		2,200	(ÿ)	69	0.061% due 12/12/13 (ç)(~)		9,054		9,054
USD 4.058%/USD 3 Month LIBOR					0.066% due 12/12/13 (ç)(~)		6,957		6,957
Aug 2014 0.00 Put (1)		2,200	(ÿ)	63

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 535

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
0.069% due 12/12/13 (ç)(~)	3,529	3,629	Nissan Motor Co., Ltd.	(49,500)	(494)
0.071% due 12/12/13 (ç)(~)	28,960	29,259	Steven Madden, Ltd.(Æ)	(3,166)	(116)
0.026% due 01/16/14 (~)	100	100	Yamaha Motor Co., Ltd.	(20,600)	(314)
Zero coupon due 01/31/14 (~)	1,208	1,208	Yaskawa Electric Corp.	(22,000)	(283)
0.065% due 01/31/14 (ç)(~)	2,716	2,715			(2,730)
0.066% due 01/31/14 (ç)(~)	600	600	Financial Services - (0.1)%
0.071% due 01/31/14 (ç)(~)	1,500	1,500	National Retail Properties, Inc.(ö)	(8,382)	(288)
Zero coupon due 02/06/14 (~)	1,208	1,208	Realty Income Corp.(ö)	(4,867)	(205)
0.074% due 02/06/14 (~)	4,015	4,015	US Bancorp	(10,025)	(375)
0.076% due 02/06/14 (~)	800	800			(868)
Zero coupon due 02/13/14 (Û)	20,000	19,997	Health Care - (0.1)%
Zero coupon due 04/03/14	3,000	2,999	Amedisys, Inc.(Æ)	(7,197)	(117)
0.125% due 05/01/14 (~)	375	375	Community Health Systems, Inc.	(1,603)	(70)
United States Treasury Notes			Sysmex Corp.	(4,600)	(303)
0.250% due 04/30/14	11,700	11,708			(490)
1.875% due 04/30/14	4,600	4,640	Materials and Processing - (0.1)%
0.250% due 09/30/14	1,000	1,001	JSR Corp.	(16,700)	(316)
Total Short-Term Investments			Kuraray Co., Ltd.	(87,600)	(1,025)
(cost$427,881)		427,769			(1,341)
Repurchase Agreements - 0.1%			Producer Durables - (0.2)%
Agreement with Deutsche Bank and			Advantest Corp.	(42,900)	(510)
State Street Bank (Tri-Party) of			Colfax Corp.(Æ)	(1,751)	(98)
$800 dated October 31, 2013 at			HD Supply Holdings, Inc.(Æ)	(1,997)	(40)
0.120% to be repurchased at $800			Hirose Electric Co., Ltd.	(1,900)	(289)
on November 1, 2013 collateralized			Hitachi Construction Machinery Co.,
by: $810 par United States Treasury			Ltd.	(13,700)	(288)
			Itron, Inc.(Æ)	(1,603)	(68)
Obligations, valued at $811.			Kubota Corp.	(19,000)	(280)
	800	800	Melco Holdings, Inc.	(25,000)	(342)
Total Repurchase Agreements					(1,915)
(cost$800)		800	Technology - (0.2)%
Total Investments 93.6%			ARM Holdings PLC - ADR	(30)	(1)
(identified cost $821,505)		855,844	Gree, Inc.	(42,300)	(363)
Securities Sold Short - (4.4)%			Ibiden Co., Ltd.	(18,700)	(323)
Long-Term Investments - (3.0)%			Rohm Co., Ltd.	(6,900)	(282)
			Ryosan Co., Ltd.	(22,200)	(429)
Mortgage-Backed Securities - (2.3)%			Sharp Corp.(Æ)	(165,000)	(485)
Fannie Mae					(1,883)
30 Year TBA(Ï)			Utilities - (0.1)%
4.000%	(20,000)	(21,069)	Consolidated Edison, Inc.	(5,282)	(307)
			Kansai Electric Power Co., Inc. (The)	(22,900)	(289)
United States Government Treasuries - (0.7)%					(596)
United States Treasury Notes			Total Common Stocks
0.625% due 08/15/16	(6,600)	(6,618)	(proceeds $9,624)		(9,823)
			Investments in Other Funds - (0.3)%
			iShares 20+ Year Treasury Bond ETF	(27,407)	(2,950)
Total Long-Term Investments			iShares U.S. Real Estate ETF	(3,071)	(204)
(proceeds $27,547)		(27,687)	Total Investments in Other Funds
Common Stocks - (1.1)%			(proceeds$3,310)		(3,154)
Consumer Discretionary - (0.3)%			Total Securities Sold Short
Best Buy Co., Inc.	(411)	(18)	(proceeds $40,481)		(40,664)
CyberAgent, Inc.	(17,400)	(473)
Honda Motor Co., Ltd.	(7,700)	(307)	Other Assets and Liabilities,
Lululemon Athletica, Inc.(Æ)	(1,587)	(110)	Net - 10.8%		98,362
Minebea Co., Ltd.	(55,000)	(303)
Murata Manufacturing Co., Ltd.	(3,900)	(312)	Net Assets - 100.0%		913,542

See accompanying notes which are an integral part of the financial statements.

536 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or Shares	$	$	$
0.4%
ALM VII, Ltd.	10/05/12	745,000	95.67	713	746
Aviv Healthcare Properties, LP / Aviv Healthcare Capital Corp.	10/10/13	175,000	100.00	175	179
Carlyle Global Market Strategies	09/20/12	745,000	93.79	699	746
MModal, Inc.	10/08/13	425,000	62.90	267	251
Stackpole International Intermediate Co. SA / Stackpole International
Powder Meta	10/01/13	515,000	100.48	517	536
USB Realty Corp.	08/24/12	1,800,000	84.85	1,527	1,539
					3,997
For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 537

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$

Long Positions
Aluminum Futures	5	USD	228	11/13	(2)
Aluminum Futures	15	USD	688	12/13	10
Aluminum Futures	53	USD	2,462	01/14	6
Aluminum LME Futures	41	USD	1,884	12/13	10
Amsterdam Index Futures (Netherlands)	26	EUR	2,033	11/13	44
Australia Bank Bill 90 Day Futures (Australia)	306	AUD	304,066	12/13	(1)
Australia Bank Bill 90 Day Futures (Australia)	113	AUD	112,288	03/14	8
Australia Bank Bill 90 Day Futures (Australia)	130	AUD	129,162	06/14	(15)
Bovespa Index Futures (Brazil)	10	BRL	545	12/13	—
Brent Crude Oil Futures	31	USD	3,374	11/13	1
CAC 40 Index Futures (France)	46	EUR	1,975	11/13	39
Canola Futures	33	CAD	326	01/14	1
CBOT Dow Jones E-Mini Futures (Australia)	23	USD	1,780	12/13	(1)
Cocoa Futures	28	USD	750	12/13	(7)
Coffee C Futures	12	USD	474	12/13	(39)
Copper Futures	1	USD	181	11/13	(1)
Copper Futures	2	USD	363	12/13	10
Copper Futures	23	USD	4,169	01/14	18
Copper LME Futures	14	USD	2,538	12/13	8
Corn Futures	74	USD	1,585	12/13	(619)
DAX Index Futures (Germany)	9	EUR	2,032	12/13	91
EURO STOXX 50 Index Futures (Germany)	71	EUR	2,172	12/13	121
Euro-Bobl Futures (Germany)	435	EUR	54,501	12/13	423
Euro-Bund Futures (Germany)	158	EUR	22,436	12/13	222
Eurodollar Futures (CME)	44	USD	10,969	03/14	1
Eurodollar Futures (CME)	46	USD	11,463	06/14	3
Eurodollar Futures (CME)	50	USD	12,454	09/14	5
Eurodollar Futures (CME)	1,175	USD	292,458	12/14	84
Eurodollar Futures (CME)	47	USD	11,687	03/15	5
Eurodollar Futures (CME)	50	USD	12,418	06/15	5
Eurodollar Futures (CME)	45	USD	11,160	09/15	6
Euro-Schatz Futures (Germany)	774	EUR	85,542	12/13	98
FTSE 100 Index Futures (United Kingdom)	32	GBP	2,147	12/13	53
FTSE JSE Top 40 Index Futures (South Aftrica)	35	ZAR	14,305	12/13	40
FTSE MIB Index Futures (Italy)	8	EUR	774	12/13	49
Gas Oil Futures	10	USD	933	11/13	—
Gold 100 Oz. Futures	7	USD	927	12/13	(14)
Hang Seng Index Futures (Hong Kong)	14	HKD	16,269	11/13	25
Henry HUB Natural Gas Futures	2	USD	18	12/13	(1)
Henry HUB Natural Gas Futures	2	USD	18	01/14	(1)
Henry HUB Natural Gas Futures	2	USD	18	02/14	(1)
Henry HUB Natural Gas Futures	2	USD	18	03/14	(1)
Henry HUB Natural Gas Futures	2	USD	18	04/14	(1)
Henry HUB Natural Gas Futures	2	USD	18	05/14	(1)
Henry HUB Natural Gas Futures	2	USD	19	06/14	(1)
Henry HUB Natural Gas Futures	2	USD	19	07/14	(1)
Henry HUB Natural Gas Futures	2	USD	19	09/14	(1)
Henry HUB Natural Gas Futures	2	USD	19	10/14	—
Henry HUB Natural Gas Futures	2	USD	20	11/14	—
Henry HUB Natural Gas Futures	120	USD	1,287	11/16	(102)
H-shares Index Futures (Hong Kong)	10	HKD	5,318	11/13	30
IBEX 35 Index Futures (Spain)	8	EUR	789	11/13	14
Japan Government 10 Year Bond Futures (TSE) (Japan)	50	JPY	7,253,500	12/13	272
Japan Government mini-10 Year Bond Futures (TSE) (Japan)	69	JPY	1,000,638	12/13	10
KOSPI 200 Index Futures (South Korea)	10	KRW	1,344,250	12/13	5
Lead Futures	3	USD	219	01/14	3

See accompanying notes which are an integral part of the financial statements.

538 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
Lean Hogs Futures	34	USD	1,213	12/13	18
LIBOR LIF ACAL (United Kingdom)	11	GBP	—	12/13	(1)
Light Sweet Crude Oil Futures	3	USD	289	11/13	(10)
Live Cattle Futures	12	USD	637	12/13	3
Live Cattle Futures	3	USD	154	06/14	(2)
Live Cattle Futures	13	USD	660	08/14	(3)
LME Lead Futures	4	USD	218	12/13	—
LME Nickel Futures	8	USD	700	12/13	25
Mexico Bolsa Index Futures (Mexico)	102	MXN	41,806	12/13	9
MSCI Singapore IX ETS Futures (Singapore)	13	SGD	962	11/13	—
MSCI Taiwan Index Futures (Taiwan)	45	USD	1,341	11/13	17
NASDAQ 100 E-Mini Index Futures (CME)	38	USD	2,560	12/13	61
Natural Gas Futures	7	USD	251	11/13	(18)
Natural Gas Futures	1	USD	36	03/14	—
Natural Gas Futures	2	USD	19	08/14	(1)
Nickel Futures	3	USD	262	11/13	(5)
Nickel Futures	4	USD	350	12/13	19
Nickel Futures	8	USD	701	01/14	26
NIKKEI 225 Index Futures (CME)	15	USD	1,085	12/13	1
Russell 2000 Mini Index Futures (CME)	22	USD	2,415	12/13	53
S&P 500 E-Mini Index Futures (CME)	355	USD	31,080	12/13	699
S&P Midcap 400 E-Mini Index Futures (CME)	20	USD	2,573	12/13	85
S&P TSE 60 Index Futures (Canada)	28	CAD	4,290	12/13	96
SGX CNX Nifty Index Futures	45	USD	569	11/13	6
Silver Futures	2	USD	219	12/13	(3)
Soybean Futures	30	USD	1,899	01/14	(42)
Soybean Meal Futures	27	USD	1,090	12/13	(39)
SPI 200 Index Futures (Australia)	30	AUD	4,062	12/13	90
Sugar 11 Futures	11	USD	226	02/14	(12)
Swiss Market Index Futures (Switzerland)	36	CHF	2,970	12/13	53
Three Month Canada Bankers Acceptance Futures (Canada)	320	CAD	78,984	03/14	12
Three Month Canada Bankers Acceptance Futures (Canada)	27	CAD	6,664	06/14	1
Three Month Canada Bankers Acceptance Futures (Canada)	505	CAD	124,495	12/14	55
Three Month Euribor Interest Rate Futures (Germany)	598	EUR	149,096	03/14	43
Three Month Euribor Interest Rate Futures (Germany)	2	EUR	498	06/14	—
Three Month Euribor Interest Rate Futures (Germany)	2	EUR	498	09/14	—
Three Month Euribor Interest Rate Futures (Germany)	8	EUR	1,992	12/14	1
Three Month Euribor Interest Rate Futures (Germany)	15	EUR	3,733	03/15	3
Three Month Euribor Interest Rate Futures (Germany)	19	EUR	4,725	06/15	4
Three Month Euribor Interest Rate Futures (Germany)	21	EUR	5,218	09/15	5
Three Month EuroSwiss Interest Rate Futures (Switzerland)	253	CHF	63,256	03/14	(2)
Three Month EuroSwiss Interest Rate Futures (Switzerland)	1	CHF	250	06/14	—
Three Month Sterling Interest Rate Futures (United Kingdom)	529	GBP	65,775	12/13	5
Three Month Sterling Interest Rate Futures (United Kingdom)	980	GBP	121,802	03/14	27
Three Month Sterling Interest Rate Futures (United Kingdom)	603	GBP	74,810	12/14	70
Three Month Zinc Futures	21	USD	1,018	12/13	11
TOPIX Index Futures (Japan)	11	JPY	131,945	12/13	(15)
United States Treasury 2 Year Note Futures	1,013	USD	223,287	12/13	180
United States Treasury 5 Year Note Futures	48	USD	5,841	12/13	—
United States Treasury 10 Year Note Futures	88	USD	11,208	12/13	30
United States Treasury Ultra Long-Term Bond Futures	56	USD	8,069	12/13	103
WIG20 Index Futures (Poland)	368	PLN	9,318	12/13	163
Zinc Futures	6	USD	289	11/13	(7)
Zinc Futures	9	USD	436	12/13	13
Zinc Futures	29	USD	1,415	01/14	22
Short Positions
Aluminum Futures	5	USD	228	11/13	2
Aluminum Futures	15	USD	688	12/13	(11)
Aluminum Futures	53	USD	2,462	01/14	(1)
Aluminum LME Futures	50	USD	2,297	12/13	(6)
Australia Government 10 Year Treasury Bond Futures (SFE) (Australia)	214	AUD	24,938	12/13	(254)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 539

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
Australia Government 3 Year Treasury Bond Futures (SFE) (Australia)	345	AUD	37,417	12/13	(40)
BIST-30 Futures (Turkey)	676	TRY	6,435	12/13	109
Brent Crude Oil Futures	8	USD	869	12/13	3
Canada Government 10 Year Bond Futures (Canada)	22	CAD	2,890	12/13	(7)
Coffee C Futures	36	USD	1,423	12/13	35
Copper Futures	1	USD	181	11/13	1
Copper Futures	2	USD	363	12/13	(7)
Copper Futures	23	USD	4,169	01/14	(13)
Copper LME Futures	17	USD	3,082	12/13	(26)
Corn Futures	175	USD	3,747	12/13	64
Cotton No. 2 Futures	14	USD	540	12/13	9
EURO STOXX 50 Index Futures (Germany)	60	EUR	1,835	12/13	(34)
Euro-Buxl Futures (Germany)	33	EUR	4,161	12/13	(61)
Eurodollar Futures (CME)	64	USD	10,874	12/13	(256)
Eurodollar Futures (CME)	31	USD	7,699	06/15	(19)
Eurodollar Futures (CME)	52	USD	12,896	09/15	(61)
Eurodollar Futures (CME)	52	USD	12,872	12/15	(72)
Eurodollar Futures (CME)	52	USD	12,843	03/16	(80)
Eurodollar Futures (CME)	52	USD	12,810	06/16	(84)
Eurodollar Futures (CME)	56	USD	13,758	09/16	(34)
Eurodollar Futures (CME)	52	USD	12,741	12/16	(23)
Eurodollar Futures (CME)	48	USD	11,732	03/17	(19)
Eurodollar Futures (CME)	26	USD	6,339	06/17	(9)
Euro-Schatz Futures (Germany)	61	EUR	6,742	12/13	(11)
Gas Oil Futures	7	USD	647	12/13	4
Gasoline RBOB Futures	11	USD	1,195	11/13	12
Japanese Yen Currency Futures	86	USD	10,935	12/13	(218)
Lead Futures	3	USD	219	01/14	(3)
LIBOR LIF ACAL (United Kingdom)	22	GBP	—	12/13	1
LME Lead Futures	3	USD	163	12/13	(2)
LME Nickel Futures	8	USD	700	12/13	(34)
Natural Gas Futures	25	USD	895	11/13	24
Nickel Futures	3	USD	262	11/13	5
Nickel Futures	4	USD	350	12/13	(19)
Nickel Futures	8	USD	701	01/14	(26)
NIKKEI 225 Index Futures (SGX) (Japan)	143	JPY	1,026,740	12/13	(65)
NY Harbor ULSD Futures	9	USD	1,117	11/13	16
SGX CNX Nifty Index Futures	267	USD	3,376	11/13	(43)
Silver Futures	2	USD	219	12/13	6
Soybean Oil Futures	47	USD	1,166	12/13	18
Sugar 11 Futures	10	USD	205	02/14	(9)
Three Month Canada Bankers Acceptance Futures (Canada)	1	CAD	247	03/14	—
Three Month Euribor Interest Rate Futures (Germany)	1	EUR	249	03/14	—
Three Month Euribor Interest Rate Futures (Germany)	251	EUR	62,499	12/14	(73)
Three Month EuroSwiss Interest Rate Futures (Switzerland)	4	CHF	1,000	03/14	—
Three Month Sterling Interest Rate Futures (United Kingdom)	33	GBP	4,101	03/14	(2)
Three Month Sterling Interest Rate Futures (United Kingdom)	20	GBP	2,485	06/14	(2)
Three Month Sterling Interest Rate Futures (United Kingdom)	16	GBP	1,987	09/14	(2)
Three Month Sterling Interest Rate Futures (United Kingdom)	21	GBP	2,605	12/14	(4)
Three Month Sterling Interest Rate Futures (United Kingdom)	26	GBP	3,222	03/15	(5)
Three Month Sterling Interest Rate Futures (United Kingdom)	29	GBP	3,590	06/15	(6)
Three Month Sterling Interest Rate Futures (United Kingdom)	34	GBP	4,202	09/15	(8)
Three Month Zinc Futures	23	USD	1,115	12/13	(24)
United Kingdom Long Gilt Bond Futures (United Kingdom)	297	GBP	33,044	12/13	(305)
United States Treasury 30 Year Bond Futures	53	USD	7,145	12/13	(107)
United States Treasury 5 Year Note Futures	17	USD	2,069	12/13	—
United States Treasury 10 Year Note Futures	146	USD	18,594	12/13	(104)
Wheat Futures	49	USD	1,635	12/13	(2)
Zinc Futures	6	USD	289	11/13	7
Zinc Futures	9	USD	436	12/13	(13)
Zinc Futures	29	USD	1,415	01/14	(19)

See accompanying notes which are an integral part of the financial statements.

540 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)	852

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 541

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional		Expiration	Fair Value
	Call/Put	Contracts	Price	Amount		Date	$
ADT Corp.	Call	50	42.00	USD	5	11/16/13	(9)
Buffalo Wild Wings, Inc.	Call	13	100.00	USD	1	12/21/13	(57)
Cross Currency Options (EUR/CHF)	Put	1	1.20	EUR	32,700	10/30/14	(443)
Cross Currency Options (USD/ZAR)	Call	4	10.20	USD	1,300	12/12/13	(17)
Cross Currency Options (USD/ZAR)	Put	4	9.65	USD	1,300	12/12/13	(4)
Energy Select Sector SPDR Fund	Put	75	82.00	USD	8	11/16/13	(1)
EURO STOXX 50 Index	Call	423	2,800.00	EUR	4	12/20/13	(1,532)
EURO STOXX 50 Index	Call	22	3,000.00	EUR	—	12/20/13	(30)
EURO STOXX 50 Index	Put	2	1,800.00	EUR	—	12/20/13	—
EURO STOXX 50 Index	Put	796	2,300.00	EUR	8	12/20/13	(12)
EURO STOXX 50 Index	Put	237	2,500.00	EUR	2	12/20/13	(8)
EURO STOXX 50 Index	Put	293	2,000.00	EUR	3	06/20/14	(35)
EURO STOXX 50 Index	Put	55	2,200.00	EUR	1	06/20/14	(11)
EURO STOXX 50 Index	Put	66	2,500.00	EUR	1	06/20/14	(34)
EURO STOXX 50 Index	Put	54	2,700.00	EUR	1	06/20/14	(52)
EURO STOXX 50 Index	Put	207	2,000.00	EUR	2	12/19/14	(66)
Fannie Mae Bond	Call	1	106.00	USD	1,000	11/06/13	—
Fannie Mae Bond	Put	1	103.00	USD	1,000	11/06/13	—
Fannie Mae Bonds	Call	1	99.45	USD	2,000	12/04/13	(7)
Fannie Mae Bonds	Put	1	104.16	USD	2,000	12/04/13	(3)
Fossil Group, Inc.	Call	8	110.00	USD	1	12/21/13	(16)
Fossil Group, Inc.	Call	8	130.00	USD	1	12/21/13	(5)
General Motors Co.	Put	125	33.50	USD	13	11/01/13	—
Hertz Global Holdings, Inc.	Call	75	23.00	USD	8	11/16/13	(5)
Liberty Global PLC	Call	50	77.50	USD	5	11/16/13	(9)
S&P 500 E-Mini Index Futures	Call	654	1,810.00	USD	33	11/15/13	(18)
S&P 500 Index	Call	12	1,725.00	USD	1	11/16/13	(43)
S&P 500 Index	Call	39	1,500.00	USD	4	12/21/13	(985)
S&P 500 Index	Call	113	1,600.00	USD	11	12/21/13	(1,755)
S&P 500 Index	Call	8	1,700.00	USD	1	12/21/13	(53)
S&P 500 Index	Call	43	1,750.00	USD	4	12/21/13	(137)
S&P 500 Index	Put	16	1,600.00	USD	2	11/16/13	(1)
S&P 500 Index	Put	41	1,300.00	USD	4	12/21/13	(2)
S&P 500 Index	Put	434	1,400.00	USD	43	12/21/13	(37)
S&P 500 Index	Put	156	1,150.00	USD	16	06/21/14	(68)
S&P 500 Index	Put	40	1,200.00	USD	4	12/20/14	(59)
S&P 500 Index	Put	85	1,300.00	USD	9	12/20/14	(194)
SGX NIKKEI Futures	Call	144	10,500.00	JPY	72	12/12/13	(2,828)
SGX NIKKEI Futures	Call	100	11,000.00	JPY	50	12/12/13	(1,710)
SGX NIKKEI Futures	Call	200	12,000.00	JPY	100	12/12/13	(2,414)
SGX NIKKEI Futures	Call	32	16,000.00	JPY	16	12/12/13	(4)
SGX NIKKEI Futures	Call	215	16,500.00	JPY	108	06/12/14	(266)
SGX NIKKEI Futures	Call	130	17,500.00	JPY	65	12/11/14	(202)
SGX NIKKEI Futures	Call	15	18,000.00	JPY	8	12/11/14	(19)
SGX NIKKEI Futures	Put	225	9,000.00	JPY	113	12/12/13	(1)
SGX NIKKEI Futures	Put	221	9,500.00	JPY	111	12/12/13	(1)
SGX NIKKEI Futures	Put	65	12,000.00	JPY	33	12/12/13	(5)
SGX NIKKEI Futures	Put	145	13,000.00	JPY	73	12/12/13	(42)
SGX NIKKEI Futures	Put	118	12,500.00	JPY	59	06/12/14	(186)
SGX NIKKEI Futures	Put	143	13,000.00	JPY	72	06/12/14	(313)
SGX NIKKEI Futures	Put	80	10,500.00	JPY	40	12/11/14	(86)

See accompanying notes which are an integral part of the financial statements.

542 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional	Expiration	Fair Value
	Call/Put	Contracts	Price	Amount	Date	$
Swaptions
(Fund Receives/Fund Pays)
USD 3 Month LIBOR/USD 3.200%	Call	1	0.00	4,200	11/12/13	—
USD 3 Month LIBOR/USD 3.350%	Call	2	0.00	4,400	11/27/13	—
USD 3 Month LIBOR/USD 3.400%	Call	1	0.00	4,200	11/12/13	—
USD 3 Month LIBOR/USD 3.450%	Call	1	0.00	700	12/19/13	(1)
USD 3 Month LIBOR/USD 3.500%	Call	2	0.00	4,400	11/27/13	(2)
USD 3 Month LIBOR/USD 3.500%	Call	1	0.00	4,400	12/10/13	(4)
USD 3 Month LIBOR/USD 3.600%	Call	1	0.00	700	12/19/13	(1)
USD 3 Month LIBOR/USD 3.650%	Call	1	0.00	4,400	12/10/13	(10)
USD 1.000%/USD 3 Month LIBOR	Put	1	0.00	70,000	03/18/14	(2)
USD 2.925%/USD 3 Month LIBOR	Put	1	0.00	22,100	09/05/14	(91)
USD 2.950%/USD 3 Month LIBOR	Put	1	0.00	22,100	09/05/14	(88)
USD 3.625%/USD 3 Month LIBOR	Put	1	0.00	4,700	08/20/14	(53)
USD 3.625%/USD 3 Month LIBOR	Put	1	0.00	4,700	08/26/14	(55)
USD 3.630%/USD 3 Month LIBOR	Put	1	0.00	8,700	03/26/14	(28)
USD 3.700%/USD 3 Month LIBOR	Put	1	0.00	4,700	08/21/14	(48)
Total Liability for Options Written (premiums received $10,025) (å)						(14,168)

Transactions in options written contracts for the period ended October 31, 2013 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding October 31, 2012	2,732	$2,722
Opened	32,190	44,435
Closed	(21,056)	(33,012)
Expired	(7,803)	(4,120)
Outstanding October 31, 2013	6,063	$10,025

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Australia and New Zealand Banking Group	USD	1,635	MYR	5,161	11/25/13	(2)
Bank of America	USD	324	EUR	240	11/04/13	1
Bank of America	EUR	34	USD	46	11/04/13	—
Bank of America	JPY	17,000	USD	173	11/18/13	1
Barclays	USD	2,980	BRL	6,534	12/18/13	(92)
Barclays	USD	4,470	BRL	9,852	12/18/13	(116)
Barclays	USD	2,980	CHF	2,690	12/18/13	(14)
Barclays	USD	2,980	CHF	2,726	12/18/13	25
Barclays	USD	1,796	EUR	1,304	11/04/13	(26)
Barclays	USD	545	EUR	400	11/05/13	(2)
Barclays	USD	4,027	EUR	2,980	12/18/13	20
Barclays	USD	4,027	EUR	2,980	12/18/13	19
Barclays	USD	4,097	EUR	2,980	12/18/13	(51)
Barclays	USD	6,025	EUR	4,470	12/18/13	44
Barclays	USD	3,270	IDR 36,133,500		12/04/13	(80)
Barclays	USD	1,788	INR	111,535	11/15/13	23
Barclays	USD	2,980	JPY	291,411	12/18/13	(16)
Barclays	USD	2,980	JPY	292,970	12/18/13	—
Barclays	USD	2,980	JPY	293,080	12/18/13	1
Barclays	USD	2,980	JPY	292,934	12/18/13	—
Barclays	USD	7,450	JPY	732,773	12/18/13	4
Barclays	USD	3,270	KRW 3,476,010		12/02/13	—
Barclays	USD	327	MXN	4,237	11/04/13	(2)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 543

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Barclays	USD	654	MXN	8,471	11/04/13	(5)
Barclays	USD	1,635	MXN	21,179	11/04/13	(12)
Barclays	USD	518	MXN	6,726	12/18/13	(5)
Barclays	USD	2,980	MXN	39,352	12/18/13	26
Barclays	USD	3,270	MXN	42,580	12/18/13	(18)
Barclays	USD	2,980	NOK	18,013	12/18/13	41
Barclays	USD	2,980	NOK	17,979	12/18/13	35
Barclays	USD	1,635	PLN	4,999	12/18/13	(17)
Barclays	USD	2,980	PLN	9,236	12/18/13	10
Barclays	USD	2,980	PLN	9,248	12/18/13	14
Barclays	USD	2,980	PLN	9,239	12/18/13	11
Barclays	USD	1,635	SEK	10,350	12/18/13	(39)
Barclays	USD	2,980	ZAR	29,964	12/18/13	(15)
Barclays	AUD	2,980	JPY	281,841	12/18/13	60
Barclays	AUD	2,980	USD	2,870	12/18/13	63
Barclays	CHF	12,091	EUR	9,810	12/18/13	(10)
Barclays	CHF	2,705	USD	2,980	12/18/13	(3)
Barclays	CHF	2,710	USD	2,980	12/18/13	(8)
Barclays	CHF	2,728	USD	2,980	12/18/13	(27)
Barclays	CHF	2,728	USD	2,980	12/18/13	(28)
Barclays	EUR	950	USD	1,308	11/05/13	18
Barclays	EUR	1,304	USD	1,796	12/03/13	26
Barclays	EUR	2,980	USD	4,043	12/18/13	(4)
Barclays	EUR	2,980	USD	4,037	12/18/13	(9)
Barclays	EUR	2,980	USD	4,036	12/18/13	(10)
Barclays	EUR	2,980	USD	4,077	12/18/13	30
Barclays	EUR	4,470	USD	6,102	12/18/13	32
Barclays	EUR	4,470	USD	6,124	12/18/13	55
Barclays	EUR	5,960	USD	8,116	12/18/13	23
Barclays	EUR	5,960	USD	8,095	12/18/13	2
Barclays	GBP	24	USD	39	12/12/13	—
Barclays	HUF	1,285,691	USD	5,960	12/18/13	72
Barclays	IDR 50,689,800		USD	4,470	11/12/13	(21)
Barclays	IDR 16,196,300		USD	1,490	11/25/13	58
Barclays	MXN	38,849	USD	2,980	12/18/13	13
Barclays	MXN	38,892	USD	2,980	12/18/13	9
Barclays	NOK	9,063	USD	1,490	12/18/13	(30)
Barclays	NOK	45,310	USD	7,540	12/18/13	(58)
Barclays	NZD	2,980	USD	2,454	12/18/13	—
Barclays	SGD	3,705	USD	2,980	12/18/13	(2)
Barclays	SGD	7,427	USD	5,960	12/18/13	(19)
Barclays	TRY	5,981	USD	2,980	12/18/13	8
Barclays	ZAR	1,203	USD	120	12/17/13	1
Barclays	ZAR	14,747	USD	1,490	12/18/13	30
BNP Paribas	USD	20,210	EUR	14,900	12/18/13	22
BNP Paribas	USD	20,213	EUR	14,900	12/18/13	19
BNP Paribas	BRL	6,541	USD	2,980	12/18/13	90
BNP Paribas	JPY	289,614	USD	2,980	12/18/13	34
BNP Paribas	JPY	293,029	USD	2,980	12/18/13	(1)
BNP Paribas	NOK	9,047	USD	1,490	12/18/13	(27)
BNP Paribas	NOK	9,050	USD	1,490	12/18/13	(28)
Citibank	USD	596	MXN	7,848	12/18/13	3
Citigroup	USD	126	AUD	132	11/04/13	(1)
Citigroup	USD	236	EUR	171	12/03/13	(3)
Citigroup	USD	38	GBP	24	11/01/13	—
Citigroup	USD	2,980	JPY	290,258	12/18/13	(27)
Citigroup	USD	3,270	JPY	317,239	12/18/13	(43)
Citigroup	USD	1,200	MXN	15,545	11/01/13	(9)

See accompanying notes which are an integral part of the financial statements.

544 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	USD	1,447	MXN	18,763	11/01/13	(8)
Citigroup	USD	1,635	MXN	21,178	11/04/13	(12)
Citigroup	USD	1,635	MXN	21,183	11/04/13	(11)
Citigroup	USD	894	MXN	11,769	12/18/13	5
Citigroup	USD	981	MXN	12,728	12/18/13	(9)
Citigroup	USD	1,635	MXN	21,229	12/18/13	(14)
Citigroup	USD	10,000	MXN	129,777	12/18/13	(89)
Citigroup	USD	3,270	MYR	10,265	11/29/13	(23)
Citigroup	USD	818	NOK	4,808	12/18/13	(11)
Citigroup	AUD	1,500	NZD	1,725	11/01/13	7
Citigroup	AUD	132	USD	125	12/03/13	1
Citigroup	CZK	33,643	EUR	1,308	12/18/13	5
Citigroup	EUR	3,270	USD	4,449	12/18/13	9
Citigroup	IDR	9,743,259	USD	894	11/25/13	33
Citigroup	IDR	9,743,706	USD	894	11/25/13	33
Citigroup	JPY	8,000	USD	82	11/18/13	1
Citigroup	JPY	322,236	USD	3,270	12/18/13	(8)
Citigroup	JPY	491,210	USD	5,000	12/18/13	3
Citigroup	JPY	983,564	USD	10,000	12/18/13	(5)
Citigroup	NZD	1,698	AUD	1,500	11/01/13	15
Citigroup	SGD	3,694	USD	2,980	12/18/13	6
Citigroup	SGD	4,055	USD	3,270	12/18/13	6
Credit Suisse	USD	104	AUD	109	12/18/13	(2)
Credit Suisse	USD	190	AUD	198	12/18/13	(3)
Credit Suisse	USD	234	AUD	244	12/18/13	(4)
Credit Suisse	USD	296	AUD	313	12/18/13	(2)
Credit Suisse	USD	316	AUD	330	12/18/13	(6)
Credit Suisse	USD	437	AUD	453	12/18/13	(10)
Credit Suisse	USD	541	AUD	581	12/18/13	7
Credit Suisse	USD	547	AUD	576	12/18/13	(4)
Credit Suisse	USD	820	AUD	866	12/18/13	(4)
Credit Suisse	USD	1,164	AUD	1,209	12/18/13	(25)
Credit Suisse	USD	9	BRL	20	12/18/13	—
Credit Suisse	USD	11	BRL	25	12/18/13	—
Credit Suisse	USD	16	BRL	35	12/18/13	—
Credit Suisse	USD	18	BRL	40	12/18/13	(1)
Credit Suisse	USD	34	BRL	75	12/18/13	—
Credit Suisse	USD	38	BRL	85	12/18/13	—
Credit Suisse	USD	38	BRL	85	12/18/13	—
Credit Suisse	USD	154	BRL	345	12/18/13	(1)
Credit Suisse	USD	227	BRL	505	12/18/13	(4)
Credit Suisse	USD	83	CAD	86	12/18/13	(1)
Credit Suisse	USD	168	CAD	174	12/18/13	(2)
Credit Suisse	USD	2,369	CAD	2,442	12/18/13	(29)
Credit Suisse	USD	26	CLP	13,000	12/18/13	(1)
Credit Suisse	USD	13	CZK	250	12/18/13	—
Credit Suisse	USD	16	CZK	300	12/18/13	—
Credit Suisse	USD	16	CZK	300	12/18/13	—
Credit Suisse	USD	29	CZK	550	12/18/13	(1)
Credit Suisse	USD	45	CZK	850	12/18/13	—
Credit Suisse	USD	72	CZK	1,350	12/18/13	(1)
Credit Suisse	USD	90	CZK	1,700	12/18/13	(1)
Credit Suisse	USD	96	CZK	1,800	12/18/13	(1)
Credit Suisse	USD	111	CZK	2,100	12/18/13	—
Credit Suisse	USD	141	CZK	2,650	12/18/13	(1)
Credit Suisse	USD	187	CZK	3,550	12/18/13	—
Credit Suisse	USD	74	EUR	54	12/18/13	—
Credit Suisse	USD	120	EUR	87	12/18/13	(2)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 545

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Credit Suisse	USD	317	EUR	230	12/18/13	(5)
Credit Suisse	USD	325	EUR	236	12/18/13	(4)
Credit Suisse	USD	361	EUR	265	12/18/13	(1)
Credit Suisse	USD	363	EUR	269	12/18/13	2
Credit Suisse	USD	371	EUR	274	12/18/13	1
Credit Suisse	USD	477	EUR	352	12/18/13	—
Credit Suisse	USD	551	EUR	399	12/18/13	(9)
Credit Suisse	USD	833	EUR	614	12/18/13	—
Credit Suisse	USD	1,132	EUR	837	12/18/13	5
Credit Suisse	USD	1,775	EUR	1,313	12/18/13	8
Credit Suisse	USD	2,069	EUR	1,526	12/18/13	2
Credit Suisse	USD	5,371	EUR	3,969	12/18/13	19
Credit Suisse	USD	10,676	EUR	7,787	12/18/13	(102)
Credit Suisse	USD	2	GBP	2	12/18/13	—
Credit Suisse	USD	5	GBP	3	12/18/13	—
Credit Suisse	USD	12	GBP	8	12/18/13	—
Credit Suisse	USD	33	GBP	21	12/18/13	—
Credit Suisse	USD	73	GBP	45	12/18/13	—
Credit Suisse	USD	83	GBP	52	12/18/13	(1)
Credit Suisse	USD	240	GBP	148	12/18/13	(3)
Credit Suisse	USD	651	GBP	407	12/18/13	—
Credit Suisse	USD	1,182	GBP	737	12/18/13	(1)
Credit Suisse	USD	2	HUF	500	12/18/13	—
Credit Suisse	USD	9	HUF	2,000	12/18/13	—
Credit Suisse	USD	9	HUF	2,000	12/18/13	—
Credit Suisse	USD	9	HUF	2,000	12/18/13	—
Credit Suisse	USD	9	HUF	2,000	12/18/13	—
Credit Suisse	USD	18	HUF	4,000	12/18/13	—
Credit Suisse	USD	18	HUF	4,000	12/18/13	—
Credit Suisse	USD	20	HUF	4,500	12/18/13	—
Credit Suisse	USD	21	HUF	4,500	12/18/13	—
Credit Suisse	USD	68	HUF	15,000	12/18/13	—
Credit Suisse	USD	78	HUF	16,500	12/18/13	(2)
Credit Suisse	USD	105	HUF	23,000	12/18/13	1
Credit Suisse	USD	286	HUF	61,500	12/18/13	(4)
Credit Suisse	USD	95	IDR	1,050,000	12/18/13	(3)
Credit Suisse	USD	325	ILS	1,145	12/18/13	(1)
Credit Suisse	USD	326	ILS	1,165	12/18/13	4
Credit Suisse	USD	8	INR	500	12/18/13	—
Credit Suisse	USD	16	INR	1,000	12/18/13	—
Credit Suisse	USD	242	INR	15,500	12/18/13	8
Credit Suisse	USD	505	INR	31,500	12/18/13	3
Credit Suisse	USD	259	JPY	25,144	12/18/13	(4)
Credit Suisse	USD	297	JPY	29,021	12/18/13	(2)
Credit Suisse	USD	308	JPY	29,863	12/18/13	(4)
Credit Suisse	USD	367	JPY	35,914	12/18/13	(2)
Credit Suisse	USD	400	JPY	38,860	12/18/13	(5)
Credit Suisse	USD	431	JPY	42,186	12/18/13	(2)
Credit Suisse	USD	506	JPY	49,342	12/18/13	(4)
Credit Suisse	USD	508	JPY	49,483	12/18/13	(5)
Credit Suisse	USD	605	JPY	59,254	12/18/13	(3)
Credit Suisse	USD	644	JPY	62,465	12/18/13	(8)
Credit Suisse	USD	3,474	JPY	338,260	12/18/13	(33)
Credit Suisse	USD	5,983	JPY	586,603	12/18/13	(16)
Credit Suisse	USD	42	KRW	45,000	12/18/13	—
Credit Suisse	USD	47	KRW	50,000	12/18/13	—
Credit Suisse	USD	51	KRW	55,000	12/18/13	1
Credit Suisse	USD	107	KRW	115,000	12/18/13	1

See accompanying notes which are an integral part of the financial statements.

546 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Credit Suisse	USD	144	KRW	155,000	12/18/13	1
Credit Suisse	USD	657	KRW	710,000	12/18/13	10
Credit Suisse	USD	1,242	KRW 1,320,000		12/18/13	(1)
Credit Suisse	USD	15	MXN	200	12/18/13	—
Credit Suisse	USD	31	MXN	400	12/18/13	—
Credit Suisse	USD	35	MXN	450	12/18/13	—
Credit Suisse	USD	39	MXN	500	12/18/13	—
Credit Suisse	USD	152	MXN	1,950	12/18/13	(3)
Credit Suisse	USD	185	MXN	2,400	12/18/13	(1)
Credit Suisse	USD	13	MYR	40	12/18/13	—
Credit Suisse	USD	31	MYR	100	12/18/13	—
Credit Suisse	USD	34	MYR	110	12/18/13	—
Credit Suisse	USD	39	MYR	125	12/18/13	—
Credit Suisse	USD	51	MYR	160	12/18/13	—
Credit Suisse	USD	63	MYR	205	12/18/13	2
Credit Suisse	USD	136	MYR	430	12/18/13	—
Credit Suisse	USD	62	NOK	368	12/18/13	(1)
Credit Suisse	USD	107	NOK	631	12/18/13	(1)
Credit Suisse	USD	126	NOK	743	12/18/13	(1)
Credit Suisse	USD	139	NOK	819	12/18/13	(2)
Credit Suisse	USD	167	NOK	990	12/18/13	(1)
Credit Suisse	USD	184	NOK	1,106	12/18/13	2
Credit Suisse	USD	2,005	NOK	11,885	12/18/13	(12)
Credit Suisse	USD	9	NZD	11	12/18/13	—
Credit Suisse	USD	94	NZD	114	12/18/13	—
Credit Suisse	USD	126	NZD	151	12/18/13	(2)
Credit Suisse	USD	186	NZD	226	12/18/13	—
Credit Suisse	USD	217	NZD	262	12/18/13	(2)
Credit Suisse	USD	309	NZD	376	12/18/13	1
Credit Suisse	USD	2,176	NZD	2,636	12/18/13	(5)
Credit Suisse	USD	6	PLN	20	12/18/13	—
Credit Suisse	USD	13	PLN	40	12/18/13	—
Credit Suisse	USD	26	PLN	80	12/18/13	—
Credit Suisse	USD	32	PLN	100	12/18/13	—
Credit Suisse	USD	37	PLN	115	12/18/13	1
Credit Suisse	USD	71	PLN	220	12/18/13	—
Credit Suisse	USD	99	PLN	310	12/18/13	1
Credit Suisse	USD	610	PLN	1,900	12/18/13	5
Credit Suisse	USD	649	PLN	1,995	12/18/13	(3)
Credit Suisse	USD	26	RUB	850	12/18/13	—
Credit Suisse	USD	106	RUB	3,400	12/18/13	(1)
Credit Suisse	USD	246	RUB	8,050	12/18/13	3
Credit Suisse	USD	345	RUB	11,150	12/18/13	—
Credit Suisse	USD	21	SEK	133	12/18/13	—
Credit Suisse	USD	47	SEK	302	12/18/13	(1)
Credit Suisse	USD	56	SEK	363	12/18/13	(1)
Credit Suisse	USD	69	SEK	438	12/18/13	(1)
Credit Suisse	USD	96	SEK	613	12/18/13	(1)
Credit Suisse	USD	137	SEK	881	12/18/13	(1)
Credit Suisse	USD	139	SEK	885	12/18/13	(2)
Credit Suisse	USD	238	SEK	1,503	12/18/13	(6)
Credit Suisse	USD	375	SEK	2,419	12/18/13	(2)
Credit Suisse	USD	8	SGD	10	12/18/13	—
Credit Suisse	USD	24	SGD	30	12/18/13	—
Credit Suisse	USD	36	SGD	45	12/18/13	—
Credit Suisse	USD	48	SGD	60	12/18/13	—
Credit Suisse	USD	77	SGD	95	12/18/13	—
Credit Suisse	USD	129	SGD	160	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 547

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Credit Suisse	USD	366	SGD	455	12/18/13	—
Credit Suisse	USD	541	SGD	670	12/18/13	(2)
Credit Suisse	USD	17	TRY	35	12/18/13	—
Credit Suisse	USD	35	TRY	70	12/18/13	—
Credit Suisse	USD	247	TRY	505	12/18/13	4
Credit Suisse	USD	44	TWD	1,300	12/18/13	—
Credit Suisse	USD	89	TWD	2,600	12/18/13	—
Credit Suisse	USD	152	TWD	4,450	12/18/13	—
Credit Suisse	USD	154	TWD	4,500	12/18/13	(1)
Credit Suisse	USD	10	ZAR	100	12/18/13	—
Credit Suisse	USD	10	ZAR	100	12/18/13	—
Credit Suisse	USD	20	ZAR	200	12/18/13	—
Credit Suisse	USD	25	ZAR	250	12/18/13	(1)
Credit Suisse	USD	30	ZAR	300	12/18/13	(1)
Credit Suisse	USD	35	ZAR	350	12/18/13	(1)
Credit Suisse	USD	122	ZAR	1,250	12/18/13	2
Credit Suisse	USD	655	ZAR	6,500	12/18/13	(12)
Credit Suisse	AUD	10	USD	9	12/18/13	—
Credit Suisse	AUD	59	USD	55	12/18/13	—
Credit Suisse	AUD	59	USD	55	12/18/13	—
Credit Suisse	AUD	101	USD	93	12/18/13	(2)
Credit Suisse	AUD	130	USD	122	12/18/13	—
Credit Suisse	AUD	166	USD	156	12/18/13	(1)
Credit Suisse	AUD	994	USD	934	12/18/13	(3)
Credit Suisse	BRL	435	USD	197	12/18/13	5
Credit Suisse	CAD	13	USD	12	12/18/13	—
Credit Suisse	CAD	24	USD	23	12/18/13	—
Credit Suisse	CAD	93	USD	90	12/18/13	1
Credit Suisse	CAD	168	USD	162	12/18/13	2
Credit Suisse	CAD	193	USD	186	12/18/13	2
Credit Suisse	CAD	217	USD	210	12/18/13	2
Credit Suisse	CAD	220	USD	210	12/18/13	—
Credit Suisse	CAD	236	USD	228	12/18/13	2
Credit Suisse	CAD	295	USD	282	12/18/13	—
Credit Suisse	CAD	307	USD	297	12/18/13	3
Credit Suisse	CAD	334	USD	319	12/18/13	(1)
Credit Suisse	CAD	469	USD	452	12/18/13	3
Credit Suisse	CAD	610	USD	585	12/18/13	2
Credit Suisse	CAD	668	USD	642	12/18/13	2
Credit Suisse	CAD	1,216	USD	1,170	12/18/13	5
Credit Suisse	CAD	2,850	USD	2,718	12/18/13	(11)
Credit Suisse	CLP	500	USD	1	12/18/13	—
Credit Suisse	CZK	850	USD	46	12/18/13	1
Credit Suisse	CZK	1,350	USD	72	12/18/13	1
Credit Suisse	CZK	1,650	USD	88	12/18/13	1
Credit Suisse	CZK	2,100	USD	112	12/18/13	1
Credit Suisse	CZK	2,500	USD	133	12/18/13	1
Credit Suisse	CZK	3,450	USD	183	12/18/13	1
Credit Suisse	EUR	89	USD	123	12/18/13	2
Credit Suisse	EUR	125	USD	170	12/18/13	1
Credit Suisse	EUR	243	USD	334	12/18/13	4
Credit Suisse	EUR	414	USD	560	12/18/13	(2)
Credit Suisse	EUR	552	USD	755	12/18/13	6
Credit Suisse	EUR	2,413	USD	3,262	12/18/13	(15)
Credit Suisse	EUR	7,424	USD	10,151	12/18/13	71
Credit Suisse	GBP	6	USD	9	12/18/13	—
Credit Suisse	GBP	13	USD	20	12/18/13	—
Credit Suisse	GBP	40	USD	64	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

548 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Credit Suisse	GBP	48	USD	77	12/18/13	1
Credit Suisse	GBP	62	USD	99	12/18/13	(1)
Credit Suisse	GBP	79	USD	127	12/18/13	1
Credit Suisse	GBP	102	USD	165	12/18/13	2
Credit Suisse	GBP	123	USD	197	12/18/13	—
Credit Suisse	GBP	222	USD	355	12/18/13	(1)
Credit Suisse	GBP	584	USD	944	12/18/13	8
Credit Suisse	GBP	901	USD	1,456	12/18/13	12
Credit Suisse	HUF	17,000	USD	79	12/18/13	1
Credit Suisse	ILS	5	USD	1	12/18/13	—
Credit Suisse	ILS	625	USD	177	12/18/13	—
Credit Suisse	ILS	1,505	USD	425	12/18/13	(2)
Credit Suisse	INR	1,000	USD	16	12/18/13	—
Credit Suisse	INR	18,500	USD	298	12/18/13	—
Credit Suisse	JPY	5,798	USD	59	12/18/13	—
Credit Suisse	JPY	9,924	USD	101	12/18/13	—
Credit Suisse	JPY	27,623	USD	283	12/18/13	2
Credit Suisse	JPY	28,727	USD	295	12/18/13	3
Credit Suisse	JPY	50,681	USD	516	12/18/13	—
Credit Suisse	JPY	53,906	USD	549	12/18/13	1
Credit Suisse	JPY	99,039	USD	1,006	12/18/13	(2)
Credit Suisse	JPY	163,655	USD	1,661	12/18/13	(4)
Credit Suisse	JPY	201,248	USD	2,068	12/18/13	21
Credit Suisse	JPY	752,034	USD	7,654	12/18/13	4
Credit Suisse	KRW	10,000	USD	9	12/18/13	—
Credit Suisse	KRW	30,000	USD	28	12/18/13	—
Credit Suisse	KRW	35,000	USD	33	12/18/13	—
Credit Suisse	KRW	60,000	USD	56	12/18/13	(1)
Credit Suisse	KRW	70,000	USD	66	12/18/13	—
Credit Suisse	KRW	665,000	USD	615	12/18/13	(9)
Credit Suisse	KRW 1,495,000		USD	1,403	12/18/13	(2)
Credit Suisse	MXN	200	USD	15	12/18/13	—
Credit Suisse	MXN	300	USD	23	12/18/13	—
Credit Suisse	MXN	300	USD	23	12/18/13	—
Credit Suisse	MXN	400	USD	30	12/18/13	—
Credit Suisse	MXN	500	USD	38	12/18/13	(1)
Credit Suisse	MXN	700	USD	53	12/18/13	—
Credit Suisse	MXN	750	USD	57	12/18/13	(1)
Credit Suisse	MXN	1,100	USD	83	12/18/13	(1)
Credit Suisse	MXN	1,200	USD	91	12/18/13	(1)
Credit Suisse	MXN	1,300	USD	99	12/18/13	—
Credit Suisse	MXN	1,550	USD	118	12/18/13	(1)
Credit Suisse	MXN	1,900	USD	144	12/18/13	(1)
Credit Suisse	MXN	3,350	USD	252	12/18/13	(3)
Credit Suisse	MYR	90	USD	28	12/18/13	(1)
Credit Suisse	MYR	190	USD	58	12/18/13	(2)
Credit Suisse	NOK	764	USD	127	12/18/13	(1)
Credit Suisse	NOK	806	USD	133	12/18/13	(2)
Credit Suisse	NOK	901	USD	152	12/18/13	1
Credit Suisse	NOK	977	USD	164	12/18/13	—
Credit Suisse	NOK	1,873	USD	310	12/18/13	(4)
Credit Suisse	NOK	1,891	USD	316	12/18/13	(2)
Credit Suisse	NOK	4,238	USD	702	12/18/13	(8)
Credit Suisse	NOK	4,623	USD	770	12/18/13	(5)
Credit Suisse	NZD	71	USD	59	12/18/13	—
Credit Suisse	NZD	264	USD	222	12/18/13	5
Credit Suisse	NZD	307	USD	256	12/18/13	4
Credit Suisse	NZD	382	USD	315	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 549

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Credit Suisse	NZD	454	USD	375	12/18/13	2
Credit Suisse	NZD	589	USD	484	12/18/13	—
Credit Suisse	NZD	689	USD	574	12/18/13	7
Credit Suisse	NZD	1,361	USD	1,112	12/18/13	(9)
Credit Suisse	NZD	4,186	USD	3,531	12/18/13	84
Credit Suisse	PLN	15	USD	5	12/18/13	—
Credit Suisse	PLN	40	USD	13	12/18/13	—
Credit Suisse	PLN	110	USD	36	12/18/13	1
Credit Suisse	PLN	1,110	USD	354	12/18/13	(6)
Credit Suisse	PLN	2,870	USD	935	12/18/13	6
Credit Suisse	RUB	550	USD	17	12/18/13	—
Credit Suisse	RUB	800	USD	25	12/18/13	—
Credit Suisse	RUB	1,100	USD	33	12/18/13	(1)
Credit Suisse	RUB	1,350	USD	41	12/18/13	(1)
Credit Suisse	RUB	4,881	USD	152	12/18/13	1
Credit Suisse	RUB	7,150	USD	219	12/18/13	(2)
Credit Suisse	RUB	9,850	USD	306	12/18/13	1
Credit Suisse	RUB	11,400	USD	348	12/18/13	(4)
Credit Suisse	SEK	607	USD	95	12/18/13	1
Credit Suisse	SEK	1,160	USD	178	12/18/13	(1)
Credit Suisse	SEK	1,307	USD	203	12/18/13	2
Credit Suisse	SEK	3,142	USD	491	12/18/13	7
Credit Suisse	SEK	4,136	USD	638	12/18/13	—
Credit Suisse	SEK	4,457	USD	687	12/18/13	(1)
Credit Suisse	SEK	5,013	USD	769	12/18/13	(3)
Credit Suisse	SGD	10	USD	8	12/18/13	—
Credit Suisse	SGD	30	USD	24	12/18/13	—
Credit Suisse	SGD	35	USD	28	12/18/13	—
Credit Suisse	SGD	50	USD	40	12/18/13	—
Credit Suisse	SGD	70	USD	56	12/18/13	(1)
Credit Suisse	SGD	90	USD	72	12/18/13	—
Credit Suisse	SGD	90	USD	72	12/18/13	(1)
Credit Suisse	SGD	100	USD	80	12/18/13	—
Credit Suisse	SGD	105	USD	84	12/18/13	—
Credit Suisse	SGD	165	USD	132	12/18/13	(1)
Credit Suisse	SGD	230	USD	184	12/18/13	(1)
Credit Suisse	SGD	270	USD	218	12/18/13	—
Credit Suisse	TRY	25	USD	12	12/18/13	—
Credit Suisse	TRY	90	USD	44	12/18/13	(1)
Credit Suisse	TRY	90	USD	43	12/18/13	(1)
Credit Suisse	TRY	395	USD	196	12/18/13	—
Credit Suisse	TRY	655	USD	326	12/18/13	—
Credit Suisse	TWD	50	USD	2	12/18/13	—
Credit Suisse	TWD	550	USD	19	12/18/13	—
Credit Suisse	TWD	550	USD	19	12/18/13	—
Credit Suisse	TWD	1,150	USD	39	12/18/13	—
Credit Suisse	TWD	1,500	USD	51	12/18/13	—
Credit Suisse	TWD	2,050	USD	70	12/18/13	—
Credit Suisse	TWD	2,700	USD	92	12/18/13	—
Credit Suisse	TWD	3,000	USD	102	12/18/13	—
Credit Suisse	TWD	3,250	USD	111	12/18/13	—
Credit Suisse	TWD	4,600	USD	156	12/18/13	—
Credit Suisse	TWD	4,950	USD	168	12/18/13	(1)
Credit Suisse	TWD	5,900	USD	201	12/18/13	—
Credit Suisse	ZAR	50	USD	5	12/18/13	—
Credit Suisse	ZAR	100	USD	10	12/18/13	—
Credit Suisse	ZAR	100	USD	10	12/18/13	—
Credit Suisse	ZAR	200	USD	20	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

550 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Credit Suisse	ZAR	250	USD	25	12/18/13	—
Credit Suisse	ZAR	350	USD	35	12/18/13	—
Credit Suisse	ZAR	1,450	USD	143	12/18/13	(1)
Credit Suisse	ZAR	1,600	USD	157	12/18/13	(1)
Credit Suisse	ZAR	4,100	USD	408	12/18/13	2
Credit Suisse	ZAR	4,600	USD	456	12/18/13	1
Deutsche Bank	USD	121	BRL	266	11/04/13	(3)
Deutsche Bank	USD	1,544	NZD	1,869	11/04/13	—
Deutsche Bank	BRL	11	USD	5	11/04/13	—
Deutsche Bank	BRL	255	USD	116	11/04/13	2
Deutsche Bank	BRL	266	USD	121	12/03/13	3
Deutsche Bank	NZD	1,869	USD	1,541	11/04/13	(3)
Deutsche Bank	NZD	1,869	USD	1,541	12/03/13	—
Goldman Sachs	USD	8,488	EUR	6,151	11/04/13	(137)
Goldman Sachs	EUR	3,626	USD	4,907	11/04/13	(16)
Goldman Sachs	EUR	6,151	USD	8,489	12/03/13	137
HSBC	USD	1,635	MYR	5,161	11/25/13	(2)
HSBC	USD	3,270	NGN	533,664	01/31/14	(2)
HSBC	USD	3,270	NGN	533,664	01/31/14	(2)
HSBC	USD	120	ZAR	1,203	12/17/13	(1)
HSBC	USD	120	ZAR	1,198	12/17/13	(1)
HSBC	USD	124	ZAR	1,240	12/17/13	(1)
Jefferies & Co.	USD	2,980	COP	5,650,080	12/18/13	(5)
Jefferies & Co.	USD	2,980	COP	5,647,100	12/18/13	(7)
Jefferies & Co.	USD	3,270	THB	101,795	12/18/13	(8)
Jefferies & Co.	CZK	84,121	EUR	3,270	12/18/13	12
Jefferies & Co.	HUF	703,720	USD	3,270	12/18/13	46
Jefferies & Co.	SGD	9,228	USD	7,450	12/18/13	21
JPMorgan Chase	USD	111	AUD	116	11/04/13	(2)
JPMorgan Chase	USD	4,046	EUR	2,980	12/18/13	1
JPMorgan Chase	USD	10	MXN	139	12/17/13	—
JPMorgan Chase	USD	14,900	MXN	192,408	12/18/13	(204)
JPMorgan Chase	USD	5,000	MYR	15,900	11/12/13	36
JPMorgan Chase	USD	20,000	NOK	118,373	12/18/13	(148)
JPMorgan Chase	USD	5,000	PLN	15,515	12/18/13	23
JPMorgan Chase	CZK	51,294	EUR	2,000	12/18/13	16
JPMorgan Chase	CZK	51,632	EUR	2,000	12/18/13	(2)
JPMorgan Chase	CZK	76,941	EUR	3,000	12/18/13	24
JPMorgan Chase	EUR	5,000	ILS	23,986	12/18/13	8
JPMorgan Chase	EUR	4,035	USD	5,498	11/04/13	19
JPMorgan Chase	EUR	5,000	USD	6,756	12/18/13	(33)
JPMorgan Chase	EUR	1	USD	1	01/07/14	—
JPMorgan Chase	EUR	256	USD	351	01/07/14	3
JPMorgan Chase	GBP	5,000	USD	8,025	12/18/13	11
JPMorgan Chase	IDR 56,600,000		USD	5,000	11/12/13	(14)
JPMorgan Chase	JPY	108,101	USD	1,110	11/08/13	10
JPMorgan Chase	JPY	488,100	USD	5,000	12/18/13	35
JPMorgan Chase	NOK	17,941	USD	2,980	12/18/13	(29)
JPMorgan Chase	NZD	26	USD	22	11/01/13	—
JPMorgan Chase	THB	232,366	USD	7,450	11/25/13	(6)
JPMorgan Chase	ZAR	1,198	USD	120	12/17/13	1
JPMorgan Chase	ZAR	1,801	USD	180	12/17/13	2
Merrill Lynch	USD	8,175	THB	253,997	11/25/13	(25)
Merrill Lynch	JPY	438,115	EUR	3,270	12/18/13	(17)
Morgan Stanley	USD	14,900	MXN	192,408	12/18/13	(204)
Morgan Stanley	USD	120	ZAR	1,199	12/17/13	(1)
Morgan Stanley	USD	180	ZAR	1,801	12/17/13	(2)
Newedge	KRW 1,586,031		USD	1,490	11/12/13	(4)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 551

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	45	AUD	51	12/18/13	3
Royal Bank of Scotland	USD	104	AUD	109	12/18/13	(2)
Royal Bank of Scotland	USD	144	AUD	155	12/18/13	2
Royal Bank of Scotland	USD	153	AUD	164	12/18/13	1
Royal Bank of Scotland	USD	169	AUD	184	12/18/13	4
Royal Bank of Scotland	USD	190	AUD	198	12/18/13	(3)
Royal Bank of Scotland	USD	209	AUD	228	12/18/13	6
Royal Bank of Scotland	USD	234	AUD	244	12/18/13	(4)
Royal Bank of Scotland	USD	280	AUD	302	12/18/13	4
Royal Bank of Scotland	USD	296	AUD	313	12/18/13	(2)
Royal Bank of Scotland	USD	316	AUD	330	12/18/13	(6)
Royal Bank of Scotland	USD	437	AUD	453	12/18/13	(10)
Royal Bank of Scotland	USD	483	AUD	532	12/18/13	18
Royal Bank of Scotland	USD	541	AUD	581	12/18/13	7
Royal Bank of Scotland	USD	547	AUD	576	12/18/13	(4)
Royal Bank of Scotland	USD	638	AUD	679	12/18/13	2
Royal Bank of Scotland	USD	716	AUD	772	12/18/13	11
Royal Bank of Scotland	USD	727	AUD	758	12/18/13	(13)
Royal Bank of Scotland	USD	747	AUD	790	12/18/13	(3)
Royal Bank of Scotland	USD	820	AUD	866	12/18/13	(4)
Royal Bank of Scotland	USD	839	AUD	908	12/18/13	17
Royal Bank of Scotland	USD	1,164	AUD	1,209	12/18/13	(25)
Royal Bank of Scotland	USD	1,294	AUD	1,425	12/18/13	49
Royal Bank of Scotland	USD	5	BRL	10	12/18/13	—
Royal Bank of Scotland	USD	9	BRL	20	12/18/13	—
Royal Bank of Scotland	USD	11	BRL	25	12/18/13	—
Royal Bank of Scotland	USD	16	BRL	35	12/18/13	—
Royal Bank of Scotland	USD	17	BRL	40	12/18/13	—
Royal Bank of Scotland	USD	18	BRL	40	12/18/13	(1)
Royal Bank of Scotland	USD	21	BRL	50	12/18/13	1
Royal Bank of Scotland	USD	34	BRL	75	12/18/13	—
Royal Bank of Scotland	USD	38	BRL	85	12/18/13	—
Royal Bank of Scotland	USD	38	BRL	85	12/18/13	—
Royal Bank of Scotland	USD	43	BRL	100	12/18/13	1
Royal Bank of Scotland	USD	71	BRL	160	12/18/13	—
Royal Bank of Scotland	USD	134	BRL	300	12/18/13	(1)
Royal Bank of Scotland	USD	149	BRL	340	12/18/13	2
Royal Bank of Scotland	USD	154	BRL	345	12/18/13	(1)
Royal Bank of Scotland	USD	191	BRL	430	12/18/13	(1)
Royal Bank of Scotland	USD	191	BRL	430	12/18/13	(1)
Royal Bank of Scotland	USD	191	BRL	430	12/18/13	(1)
Royal Bank of Scotland	USD	201	BRL	440	12/18/13	(7)
Royal Bank of Scotland	USD	213	BRL	480	12/18/13	(1)
Royal Bank of Scotland	USD	227	BRL	505	12/18/13	(4)
Royal Bank of Scotland	USD	73	CAD	77	12/18/13	—
Royal Bank of Scotland	USD	83	CAD	86	12/18/13	(1)
Royal Bank of Scotland	USD	168	CAD	174	12/18/13	(2)
Royal Bank of Scotland	USD	185	CAD	191	12/18/13	(2)
Royal Bank of Scotland	USD	201	CAD	207	12/18/13	(2)
Royal Bank of Scotland	USD	232	CAD	239	12/18/13	(3)
Royal Bank of Scotland	USD	341	CAD	353	12/18/13	(3)
Royal Bank of Scotland	USD	459	CAD	483	12/18/13	4
Royal Bank of Scotland	USD	1,005	CAD	1,027	12/18/13	(21)
Royal Bank of Scotland	USD	1,056	CAD	1,108	12/18/13	6
Royal Bank of Scotland	USD	1,157	CAD	1,199	12/18/13	(8)
Royal Bank of Scotland	USD	1,176	CAD	1,221	12/18/13	(6)
Royal Bank of Scotland	USD	1,395	CAD	1,437	12/18/13	(18)
Royal Bank of Scotland	USD	1,466	CAD	1,515	12/18/13	(15)

See accompanying notes which are an integral part of the financial statements.

552 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	1,676	CAD	1,743	12/18/13	(6)
Royal Bank of Scotland	USD	2,369	CAD	2,442	12/18/13	(29)
Royal Bank of Scotland	USD	2	CHF	2	12/18/13	—
Royal Bank of Scotland	USD	13	CHF	12	12/18/13	—
Royal Bank of Scotland	USD	32	CHF	30	12/18/13	1
Royal Bank of Scotland	USD	24	CLP	12,000	12/18/13	(1)
Royal Bank of Scotland	USD	26	CLP	13,000	12/18/13	(1)
Royal Bank of Scotland	USD	26	CLP	13,000	12/18/13	(1)
Royal Bank of Scotland	USD	34	CLP	17,000	12/18/13	(1)
Royal Bank of Scotland	USD	34	CLP	17,000	12/18/13	(1)
Royal Bank of Scotland	USD	38	CLP	19,000	12/18/13	(1)
Royal Bank of Scotland	USD	42	CLP	21,000	12/18/13	(1)
Royal Bank of Scotland	USD	52	CLP	26,000	12/18/13	(2)
Royal Bank of Scotland	USD	116	CLP	59,000	12/18/13	(2)
Royal Bank of Scotland	USD	26	COP	50,000	12/18/13	—
Royal Bank of Scotland	USD	32	COP	60,000	12/18/13	—
Royal Bank of Scotland	USD	47	COP	90,000	12/18/13	—
Royal Bank of Scotland	USD	47	COP	90,000	12/18/13	—
Royal Bank of Scotland	USD	63	COP	120,000	12/18/13	—
Royal Bank of Scotland	USD	84	COP	160,000	12/18/13	—
Royal Bank of Scotland	USD	104	COP	200,000	12/18/13	1
Royal Bank of Scotland	USD	13	CZK	250	12/18/13	—
Royal Bank of Scotland	USD	16	CZK	300	12/18/13	—
Royal Bank of Scotland	USD	16	CZK	300	12/18/13	—
Royal Bank of Scotland	USD	29	CZK	550	12/18/13	(1)
Royal Bank of Scotland	USD	45	CZK	850	12/18/13	—
Royal Bank of Scotland	USD	51	CZK	1,000	12/18/13	1
Royal Bank of Scotland	USD	72	CZK	1,350	12/18/13	(1)
Royal Bank of Scotland	USD	90	CZK	1,700	12/18/13	(1)
Royal Bank of Scotland	USD	96	CZK	1,800	12/18/13	(1)
Royal Bank of Scotland	USD	111	CZK	2,100	12/18/13	—
Royal Bank of Scotland	USD	141	CZK	2,650	12/18/13	(1)
Royal Bank of Scotland	USD	187	CZK	3,550	12/18/13	—
Royal Bank of Scotland	USD	306	CZK	5,800	12/18/13	(1)
Royal Bank of Scotland	USD	342	CZK	6,500	12/18/13	—
Royal Bank of Scotland	USD	143	EUR	104	11/04/13	(2)
Royal Bank of Scotland	USD	1	EUR	1	12/18/13	—
Royal Bank of Scotland	USD	11	EUR	8	12/18/13	—
Royal Bank of Scotland	USD	31	EUR	23	12/18/13	—
Royal Bank of Scotland	USD	74	EUR	54	12/18/13	—
Royal Bank of Scotland	USD	120	EUR	87	12/18/13	(2)
Royal Bank of Scotland	USD	164	EUR	123	12/18/13	3
Royal Bank of Scotland	USD	169	EUR	123	12/18/13	(2)
Royal Bank of Scotland	USD	169	EUR	123	12/18/13	(2)
Royal Bank of Scotland	USD	169	EUR	123	12/18/13	(3)
Royal Bank of Scotland	USD	317	EUR	230	12/18/13	(5)
Royal Bank of Scotland	USD	325	EUR	236	12/18/13	(4)
Royal Bank of Scotland	USD	338	EUR	245	12/18/13	(5)
Royal Bank of Scotland	USD	361	EUR	265	12/18/13	(1)
Royal Bank of Scotland	USD	363	EUR	269	12/18/13	2
Royal Bank of Scotland	USD	371	EUR	274	12/18/13	1
Royal Bank of Scotland	USD	477	EUR	352	12/18/13	—
Royal Bank of Scotland	USD	551	EUR	399	12/18/13	(9)
Royal Bank of Scotland	USD	615	EUR	455	12/18/13	2
Royal Bank of Scotland	USD	645	EUR	476	12/18/13	2
Royal Bank of Scotland	USD	783	EUR	580	12/18/13	4
Royal Bank of Scotland	USD	824	EUR	611	12/18/13	5
Royal Bank of Scotland	USD	833	EUR	614	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 553

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	1,132	EUR	837	12/18/13	5
Royal Bank of Scotland	USD	1,473	EUR	1,107	12/18/13	30
Royal Bank of Scotland	USD	1,582	EUR	1,184	12/18/13	26
Royal Bank of Scotland	USD	1,775	EUR	1,313	12/18/13	7
Royal Bank of Scotland	USD	2,069	EUR	1,526	12/18/13	2
Royal Bank of Scotland	USD	2,280	EUR	1,688	12/18/13	12
Royal Bank of Scotland	USD	3,564	EUR	2,635	12/18/13	14
Royal Bank of Scotland	USD	4,708	EUR	3,464	12/18/13	(5)
Royal Bank of Scotland	USD	5,013	EUR	3,668	12/18/13	(32)
Royal Bank of Scotland	USD	5,371	EUR	3,969	12/18/13	19
Royal Bank of Scotland	USD	10,676	EUR	7,787	12/18/13	(103)
Royal Bank of Scotland	USD	34,739	EUR	26,319	12/18/13	999
Royal Bank of Scotland	USD	2	GBP	2	12/18/13	—
Royal Bank of Scotland	USD	3	GBP	2	12/18/13	—
Royal Bank of Scotland	USD	3	GBP	2	12/18/13	—
Royal Bank of Scotland	USD	5	GBP	3	12/18/13	—
Royal Bank of Scotland	USD	12	GBP	8	12/18/13	—
Royal Bank of Scotland	USD	33	GBP	21	12/18/13	—
Royal Bank of Scotland	USD	40	GBP	26	12/18/13	1
Royal Bank of Scotland	USD	45	GBP	29	12/18/13	1
Royal Bank of Scotland	USD	73	GBP	45	12/18/13	—
Royal Bank of Scotland	USD	83	GBP	52	12/18/13	(1)
Royal Bank of Scotland	USD	140	GBP	89	12/18/13	3
Royal Bank of Scotland	USD	190	GBP	118	12/18/13	(1)
Royal Bank of Scotland	USD	240	GBP	148	12/18/13	(3)
Royal Bank of Scotland	USD	240	GBP	149	12/18/13	(1)
Royal Bank of Scotland	USD	273	GBP	176	12/18/13	9
Royal Bank of Scotland	USD	454	GBP	291	12/18/13	13
Royal Bank of Scotland	USD	580	GBP	372	12/18/13	17
Royal Bank of Scotland	USD	651	GBP	407	12/18/13	—
Royal Bank of Scotland	USD	673	GBP	418	12/18/13	(3)
Royal Bank of Scotland	USD	703	GBP	441	12/18/13	5
Royal Bank of Scotland	USD	783	GBP	486	12/18/13	(4)
Royal Bank of Scotland	USD	970	GBP	614	12/18/13	14
Royal Bank of Scotland	USD	1,182	GBP	737	12/18/13	(1)
Royal Bank of Scotland	USD	1,259	GBP	808	12/18/13	36
Royal Bank of Scotland	USD	1,407	GBP	885	12/18/13	12
Royal Bank of Scotland	USD	1,440	GBP	903	12/18/13	7
Royal Bank of Scotland	USD	2,661	GBP	1,658	12/18/13	(3)
Royal Bank of Scotland	USD	2	HKD	12	12/18/13	—
Royal Bank of Scotland	USD	23	HKD	177	12/18/13	—
Royal Bank of Scotland	USD	2	HUF	500	12/18/13	—
Royal Bank of Scotland	USD	9	HUF	2,000	12/18/13	—
Royal Bank of Scotland	USD	9	HUF	2,000	12/18/13	—
Royal Bank of Scotland	USD	9	HUF	2,000	12/18/13	—
Royal Bank of Scotland	USD	9	HUF	2,000	12/18/13	—
Royal Bank of Scotland	USD	18	HUF	4,000	12/18/13	—
Royal Bank of Scotland	USD	18	HUF	4,000	12/18/13	—
Royal Bank of Scotland	USD	20	HUF	4,500	12/18/13	—
Royal Bank of Scotland	USD	21	HUF	4,500	12/18/13	—
Royal Bank of Scotland	USD	22	HUF	5,000	12/18/13	1
Royal Bank of Scotland	USD	68	HUF	15,000	12/18/13	—
Royal Bank of Scotland	USD	78	HUF	16,500	12/18/13	(2)
Royal Bank of Scotland	USD	105	HUF	23,000	12/18/13	1
Royal Bank of Scotland	USD	171	HUF	37,000	12/18/13	(2)
Royal Bank of Scotland	USD	205	HUF	45,000	12/18/13	1
Royal Bank of Scotland	USD	208	HUF	46,000	12/18/13	3
Royal Bank of Scotland	USD	286	HUF	61,500	12/18/13	(4)

See accompanying notes which are an integral part of the financial statements.

554 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	25	IDR	300,000	12/18/13	1
Royal Bank of Scotland	USD	95	IDR	1,050,000	12/18/13	(3)
Royal Bank of Scotland	USD	121	IDR	1,400,000	12/18/13	2
Royal Bank of Scotland	USD	172	IDR	2,000,000	12/18/13	4
Royal Bank of Scotland	USD	94	ILS	330	12/18/13	(1)
Royal Bank of Scotland	USD	125	ILS	440	12/18/13	(1)
Royal Bank of Scotland	USD	199	ILS	710	12/18/13	2
Royal Bank of Scotland	USD	325	ILS	1,145	12/18/13	(1)
Royal Bank of Scotland	USD	326	ILS	1,165	12/18/13	4
Royal Bank of Scotland	USD	367	ILS	1,300	12/18/13	2
Royal Bank of Scotland	USD	880	ILS	3,170	12/18/13	19
Royal Bank of Scotland	USD	8	INR	500	12/18/13	—
Royal Bank of Scotland	USD	16	INR	1,000	12/18/13	—
Royal Bank of Scotland	USD	45	INR	3,000	12/18/13	4
Royal Bank of Scotland	USD	47	INR	3,000	12/18/13	1
Royal Bank of Scotland	USD	73	INR	5,000	12/18/13	8
Royal Bank of Scotland	USD	187	INR	12,000	12/18/13	6
Royal Bank of Scotland	USD	204	INR	13,000	12/18/13	5
Royal Bank of Scotland	USD	242	INR	15,500	12/18/13	8
Royal Bank of Scotland	USD	505	INR	31,500	12/18/13	3
Royal Bank of Scotland	USD	—	JPY	19	12/18/13	—
Royal Bank of Scotland	USD	2	JPY	148	12/18/13	—
Royal Bank of Scotland	USD	2	JPY	242	12/18/13	—
Royal Bank of Scotland	USD	3	JPY	283	12/18/13	—
Royal Bank of Scotland	USD	8	JPY	757	12/18/13	—
Royal Bank of Scotland	USD	32	JPY	3,133	12/18/13	—
Royal Bank of Scotland	USD	52	JPY	5,184	12/18/13	—
Royal Bank of Scotland	USD	55	JPY	5,546	12/18/13	1
Royal Bank of Scotland	USD	165	JPY	16,455	12/18/13	2
Royal Bank of Scotland	USD	259	JPY	25,144	12/18/13	(4)
Royal Bank of Scotland	USD	271	JPY	26,721	12/18/13	1
Royal Bank of Scotland	USD	297	JPY	29,021	12/18/13	(2)
Royal Bank of Scotland	USD	308	JPY	29,863	12/18/13	(4)
Royal Bank of Scotland	USD	367	JPY	35,914	12/18/13	(2)
Royal Bank of Scotland	USD	400	JPY	38,860	12/18/13	(5)
Royal Bank of Scotland	USD	431	JPY	42,186	12/18/13	(2)
Royal Bank of Scotland	USD	506	JPY	49,342	12/18/13	(4)
Royal Bank of Scotland	USD	508	JPY	49,483	12/18/13	(5)
Royal Bank of Scotland	USD	548	JPY	54,159	12/18/13	3
Royal Bank of Scotland	USD	605	JPY	59,254	12/18/13	(3)
Royal Bank of Scotland	USD	644	JPY	62,465	12/18/13	(8)
Royal Bank of Scotland	USD	682	JPY	67,758	12/18/13	7
Royal Bank of Scotland	USD	718	JPY	71,002	12/18/13	5
Royal Bank of Scotland	USD	3,060	JPY	300,490	12/18/13	(3)
Royal Bank of Scotland	USD	3,474	JPY	338,260	12/18/13	(33)
Royal Bank of Scotland	USD	5,983	JPY	586,603	12/18/13	(16)
Royal Bank of Scotland	USD	28	KRW	30,000	12/18/13	—
Royal Bank of Scotland	USD	42	KRW	45,000	12/18/13	—
Royal Bank of Scotland	USD	47	KRW	50,000	12/18/13	—
Royal Bank of Scotland	USD	51	KRW	55,000	12/18/13	1
Royal Bank of Scotland	USD	107	KRW	115,000	12/18/13	1
Royal Bank of Scotland	USD	144	KRW	155,000	12/18/13	1
Royal Bank of Scotland	USD	206	KRW	230,000	12/18/13	10
Royal Bank of Scotland	USD	260	KRW	280,000	12/18/13	3
Royal Bank of Scotland	USD	264	KRW	290,000	12/18/13	9
Royal Bank of Scotland	USD	327	KRW	360,000	12/18/13	11
Royal Bank of Scotland	USD	560	KRW	610,000	12/18/13	13
Royal Bank of Scotland	USD	623	KRW	680,000	12/18/13	16

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 555

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	657	KRW	710,000	12/18/13	10
Royal Bank of Scotland	USD	827	KRW	910,000	12/18/13	28
Royal Bank of Scotland	USD	983	KRW 1,050,000		12/18/13	4
Royal Bank of Scotland	USD	1,201	KRW 1,330,000		12/18/13	49
Royal Bank of Scotland	USD	1,242	KRW 1,320,000		12/18/13	(1)
Royal Bank of Scotland	USD	15	MXN	200	12/18/13	—
Royal Bank of Scotland	USD	30	MXN	400	12/18/13	—
Royal Bank of Scotland	USD	31	MXN	400	12/18/13	—
Royal Bank of Scotland	USD	35	MXN	450	12/18/13	—
Royal Bank of Scotland	USD	39	MXN	500	12/18/13	—
Royal Bank of Scotland	USD	100	MXN	1,300	12/18/13	—
Royal Bank of Scotland	USD	136	MXN	1,800	12/18/13	1
Royal Bank of Scotland	USD	152	MXN	1,950	12/18/13	(3)
Royal Bank of Scotland	USD	162	MXN	2,100	12/18/13	(2)
Royal Bank of Scotland	USD	185	MXN	2,400	12/18/13	(1)
Royal Bank of Scotland	USD	279	MXN	3,600	12/18/13	(4)
Royal Bank of Scotland	USD	280	MXN	3,600	12/18/13	(5)
Royal Bank of Scotland	USD	288	MXN	3,700	12/18/13	(5)
Royal Bank of Scotland	USD	538	MXN	7,000	12/18/13	(3)
Royal Bank of Scotland	USD	767	MXN	9,800	12/18/13	(18)
Royal Bank of Scotland	USD	13	MYR	40	12/18/13	—
Royal Bank of Scotland	USD	31	MYR	100	12/18/13	—
Royal Bank of Scotland	USD	34	MYR	110	12/18/13	—
Royal Bank of Scotland	USD	39	MYR	125	12/18/13	—
Royal Bank of Scotland	USD	51	MYR	160	12/18/13	—
Royal Bank of Scotland	USD	63	MYR	205	12/18/13	2
Royal Bank of Scotland	USD	93	MYR	300	12/18/13	2
Royal Bank of Scotland	USD	112	MYR	360	12/18/13	2
Royal Bank of Scotland	USD	136	MYR	430	12/18/13	—
Royal Bank of Scotland	USD	158	MYR	500	12/18/13	—
Royal Bank of Scotland	USD	217	MYR	690	12/18/13	1
Royal Bank of Scotland	USD	226	MYR	720	12/18/13	2
Royal Bank of Scotland	USD	49	NOK	290	12/18/13	—
Royal Bank of Scotland	USD	62	NOK	368	12/18/13	(1)
Royal Bank of Scotland	USD	107	NOK	631	12/18/13	(1)
Royal Bank of Scotland	USD	126	NOK	743	12/18/13	(1)
Royal Bank of Scotland	USD	139	NOK	819	12/18/13	(2)
Royal Bank of Scotland	USD	167	NOK	990	12/18/13	(1)
Royal Bank of Scotland	USD	184	NOK	1,106	12/18/13	2
Royal Bank of Scotland	USD	696	NOK	4,119	12/18/13	(5)
Royal Bank of Scotland	USD	1,566	NOK	9,269	12/18/13	(12)
Royal Bank of Scotland	USD	1,644	NOK	9,778	12/18/13	(4)
Royal Bank of Scotland	USD	2,005	NOK	11,885	12/18/13	(12)
Royal Bank of Scotland	USD	2,079	NOK	12,157	12/18/13	(41)
Royal Bank of Scotland	USD	2,098	NOK	12,183	12/18/13	(55)
Royal Bank of Scotland	USD	9	NZD	11	12/18/13	—
Royal Bank of Scotland	USD	53	NZD	64	12/18/13	(1)
Royal Bank of Scotland	USD	55	NZD	66	12/18/13	(1)
Royal Bank of Scotland	USD	58	NZD	71	12/18/13	—
Royal Bank of Scotland	USD	94	NZD	114	12/18/13	—
Royal Bank of Scotland	USD	126	NZD	151	12/18/13	(2)
Royal Bank of Scotland	USD	186	NZD	226	12/18/13	—
Royal Bank of Scotland	USD	217	NZD	262	12/18/13	(2)
Royal Bank of Scotland	USD	309	NZD	376	12/18/13	1
Royal Bank of Scotland	USD	641	NZD	778	12/18/13	(1)
Royal Bank of Scotland	USD	713	NZD	910	12/18/13	37
Royal Bank of Scotland	USD	836	NZD	1,044	12/18/13	23
Royal Bank of Scotland	USD	909	NZD	1,143	12/18/13	32

See accompanying notes which are an integral part of the financial statements.

556 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	1,300	NZD	1,627	12/18/13	40
Royal Bank of Scotland	USD	1,354	NZD	1,731	12/18/13	71
Royal Bank of Scotland	USD	1,600	NZD	1,977	12/18/13	28
Royal Bank of Scotland	USD	1,873	NZD	2,375	12/18/13	83
Royal Bank of Scotland	USD	1,996	NZD	2,356	12/18/13	(56)
Royal Bank of Scotland	USD	2,106	NZD	2,581	12/18/13	20
Royal Bank of Scotland	USD	2,176	NZD	2,636	12/18/13	(5)
Royal Bank of Scotland	USD	2	PHP	100	12/18/13	—
Royal Bank of Scotland	USD	9	PHP	400	12/18/13	—
Royal Bank of Scotland	USD	72	PHP	3,100	12/18/13	—
Royal Bank of Scotland	USD	114	PHP	4,900	12/18/13	(1)
Royal Bank of Scotland	USD	155	PHP	6,700	12/18/13	1
Royal Bank of Scotland	USD	167	PHP	7,100	12/18/13	(2)
Royal Bank of Scotland	USD	199	PHP	8,500	12/18/13	(2)
Royal Bank of Scotland	USD	203	PHP	8,700	12/18/13	(1)
Royal Bank of Scotland	USD	206	PHP	8,900	12/18/13	—
Royal Bank of Scotland	USD	6	PLN	20	12/18/13	—
Royal Bank of Scotland	USD	13	PLN	40	12/18/13	—
Royal Bank of Scotland	USD	26	PLN	80	12/18/13	—
Royal Bank of Scotland	USD	32	PLN	100	12/18/13	—
Royal Bank of Scotland	USD	37	PLN	115	12/18/13	1
Royal Bank of Scotland	USD	41	PLN	130	12/18/13	1
Royal Bank of Scotland	USD	71	PLN	220	12/18/13	—
Royal Bank of Scotland	USD	99	PLN	310	12/18/13	1
Royal Bank of Scotland	USD	141	PLN	440	12/18/13	2
Royal Bank of Scotland	USD	313	PLN	960	12/18/13	(2)
Royal Bank of Scotland	USD	471	PLN	1,500	12/18/13	14
Royal Bank of Scotland	USD	610	PLN	1,900	12/18/13	5
Royal Bank of Scotland	USD	649	PLN	1,995	12/18/13	(3)
Royal Bank of Scotland	USD	668	PLN	2,120	12/18/13	18
Royal Bank of Scotland	USD	699	PLN	2,170	12/18/13	4
Royal Bank of Scotland	USD	1,144	PLN	3,690	12/18/13	51
Royal Bank of Scotland	USD	4	RUB	146	12/18/13	—
Royal Bank of Scotland	USD	8	RUB	260	12/18/13	—
Royal Bank of Scotland	USD	9	RUB	300	12/18/13	—
Royal Bank of Scotland	USD	26	RUB	850	12/18/13	—
Royal Bank of Scotland	USD	40	RUB	1,300	12/18/13	—
Royal Bank of Scotland	USD	46	RUB	1,541	12/18/13	1
Royal Bank of Scotland	USD	64	RUB	2,081	12/18/13	1
Royal Bank of Scotland	USD	106	RUB	3,400	12/18/13	(1)
Royal Bank of Scotland	USD	107	RUB	3,500	12/18/13	1
Royal Bank of Scotland	USD	123	RUB	4,000	12/18/13	—
Royal Bank of Scotland	USD	152	RUB	4,900	12/18/13	—
Royal Bank of Scotland	USD	199	RUB	6,700	12/18/13	8
Royal Bank of Scotland	USD	201	RUB	6,500	12/18/13	1
Royal Bank of Scotland	USD	233	RUB	7,547	12/18/13	—
Royal Bank of Scotland	USD	246	RUB	8,050	12/18/13	3
Royal Bank of Scotland	USD	271	RUB	9,000	12/18/13	7
Royal Bank of Scotland	USD	345	RUB	11,150	12/18/13	—
Royal Bank of Scotland	USD	383	RUB	12,800	12/18/13	13
Royal Bank of Scotland	USD	413	RUB	13,300	12/18/13	(1)
Royal Bank of Scotland	USD	503	RUB	16,500	12/18/13	8
Royal Bank of Scotland	USD	1,242	RUB	39,800	12/18/13	(11)
Royal Bank of Scotland	USD	12	SEK	80	12/18/13	—
Royal Bank of Scotland	USD	21	SEK	133	12/18/13	—
Royal Bank of Scotland	USD	47	SEK	302	12/18/13	(1)
Royal Bank of Scotland	USD	56	SEK	363	12/18/13	(1)
Royal Bank of Scotland	USD	69	SEK	438	12/18/13	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 557

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	96	SEK	613	12/18/13	(1)
Royal Bank of Scotland	USD	137	SEK	881	12/18/13	(1)
Royal Bank of Scotland	USD	139	SEK	885	12/18/13	(2)
Royal Bank of Scotland	USD	238	SEK	1,503	12/18/13	(6)
Royal Bank of Scotland	USD	249	SEK	1,595	12/18/13	(3)
Royal Bank of Scotland	USD	267	SEK	1,773	12/18/13	6
Royal Bank of Scotland	USD	311	SEK	1,989	12/18/13	(5)
Royal Bank of Scotland	USD	375	SEK	2,419	12/18/13	(2)
Royal Bank of Scotland	USD	540	SEK	3,445	12/18/13	(9)
Royal Bank of Scotland	USD	593	SEK	3,889	12/18/13	7
Royal Bank of Scotland	USD	1,239	SEK	8,092	12/18/13	8
Royal Bank of Scotland	USD	1,662	SEK	10,532	12/18/13	(38)
Royal Bank of Scotland	USD	1,979	SEK	12,841	12/18/13	—
Royal Bank of Scotland	USD	2,148	SEK	13,630	12/18/13	(47)
Royal Bank of Scotland	USD	8	SGD	10	12/18/13	—
Royal Bank of Scotland	USD	24	SGD	30	12/18/13	—
Royal Bank of Scotland	USD	36	SGD	45	12/18/13	—
Royal Bank of Scotland	USD	48	SGD	60	12/18/13	—
Royal Bank of Scotland	USD	77	SGD	95	12/18/13	—
Royal Bank of Scotland	USD	79	SGD	100	12/18/13	2
Royal Bank of Scotland	USD	88	SGD	110	12/18/13	—
Royal Bank of Scotland	USD	96	SGD	120	12/18/13	1
Royal Bank of Scotland	USD	118	SGD	150	12/18/13	3
Royal Bank of Scotland	USD	129	SGD	160	12/18/13	—
Royal Bank of Scotland	USD	156	SGD	200	12/18/13	5
Royal Bank of Scotland	USD	157	SGD	200	12/18/13	4
Royal Bank of Scotland	USD	157	SGD	200	12/18/13	4
Royal Bank of Scotland	USD	176	SGD	220	12/18/13	2
Royal Bank of Scotland	USD	188	SGD	240	12/18/13	5
Royal Bank of Scotland	USD	189	SGD	240	12/18/13	4
Royal Bank of Scotland	USD	243	SGD	310	12/18/13	6
Royal Bank of Scotland	USD	265	SGD	330	12/18/13	1
Royal Bank of Scotland	USD	281	SGD	350	12/18/13	1
Royal Bank of Scotland	USD	366	SGD	455	12/18/13	—
Royal Bank of Scotland	USD	460	SGD	570	12/18/13	(1)
Royal Bank of Scotland	USD	521	SGD	650	12/18/13	3
Royal Bank of Scotland	USD	541	SGD	670	12/18/13	(2)
Royal Bank of Scotland	USD	974	SGD	1,230	12/18/13	17
Royal Bank of Scotland	USD	17	TRY	35	12/18/13	—
Royal Bank of Scotland	USD	19	TRY	40	12/18/13	1
Royal Bank of Scotland	USD	35	TRY	70	12/18/13	—
Royal Bank of Scotland	USD	49	TRY	100	12/18/13	1
Royal Bank of Scotland	USD	69	TRY	140	12/18/13	—
Royal Bank of Scotland	USD	133	TRY	270	12/18/13	1
Royal Bank of Scotland	USD	238	TRY	480	12/18/13	—
Royal Bank of Scotland	USD	247	TRY	505	12/18/13	4
Royal Bank of Scotland	USD	389	TRY	780	12/18/13	(1)
Royal Bank of Scotland	USD	682	TRY	1,360	12/18/13	(6)
Royal Bank of Scotland	USD	3	TWD	100	12/18/13	—
Royal Bank of Scotland	USD	31	TWD	900	12/18/13	—
Royal Bank of Scotland	USD	44	TWD	1,300	12/18/13	—
Royal Bank of Scotland	USD	65	TWD	1,900	12/18/13	—
Royal Bank of Scotland	USD	89	TWD	2,600	12/18/13	—
Royal Bank of Scotland	USD	89	TWD	2,600	12/18/13	—
Royal Bank of Scotland	USD	152	TWD	4,450	12/18/13	—
Royal Bank of Scotland	USD	154	TWD	4,500	12/18/13	(1)
Royal Bank of Scotland	USD	213	TWD	6,300	12/18/13	1
Royal Bank of Scotland	USD	274	TWD	8,100	12/18/13	2

See accompanying notes which are an integral part of the financial statements.

558 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	USD	302	TWD	8,900	12/18/13	1
Royal Bank of Scotland	USD	325	TWD	9,600	12/18/13	2
Royal Bank of Scotland	USD	398	TWD	11,800	12/18/13	4
Royal Bank of Scotland	USD	399	TWD	11,700	12/18/13	—
Royal Bank of Scotland	USD	403	TWD	11,900	12/18/13	3
Royal Bank of Scotland	USD	411	TWD	12,200	12/18/13	4
Royal Bank of Scotland	USD	426	TWD	12,600	12/18/13	3
Royal Bank of Scotland	USD	499	TWD	14,600	12/18/13	(2)
Royal Bank of Scotland	USD	10	ZAR	100	12/18/13	—
Royal Bank of Scotland	USD	10	ZAR	100	12/18/13	—
Royal Bank of Scotland	USD	19	ZAR	200	12/18/13	—
Royal Bank of Scotland	USD	20	ZAR	200	12/18/13	—
Royal Bank of Scotland	USD	25	ZAR	250	12/18/13	(1)
Royal Bank of Scotland	USD	30	ZAR	300	12/18/13	(1)
Royal Bank of Scotland	USD	35	ZAR	350	12/18/13	(1)
Royal Bank of Scotland	USD	50	ZAR	500	12/18/13	—
Royal Bank of Scotland	USD	122	ZAR	1,250	12/18/13	2
Royal Bank of Scotland	USD	129	ZAR	1,300	12/18/13	—
Royal Bank of Scotland	USD	151	ZAR	1,500	12/18/13	(3)
Royal Bank of Scotland	USD	215	ZAR	2,100	12/18/13	(7)
Royal Bank of Scotland	USD	217	ZAR	2,200	12/18/13	—
Royal Bank of Scotland	USD	221	ZAR	2,200	12/18/13	(3)
Royal Bank of Scotland	USD	393	ZAR	4,000	12/18/13	2
Royal Bank of Scotland	USD	655	ZAR	6,500	12/18/13	(12)
Royal Bank of Scotland	AUD	10	USD	9	12/18/13	—
Royal Bank of Scotland	AUD	59	USD	55	12/18/13	—
Royal Bank of Scotland	AUD	59	USD	55	12/18/13	—
Royal Bank of Scotland	AUD	101	USD	93	12/18/13	(2)
Royal Bank of Scotland	AUD	130	USD	122	12/18/13	—
Royal Bank of Scotland	AUD	166	USD	156	12/18/13	(1)
Royal Bank of Scotland	AUD	994	USD	934	12/18/13	(3)
Royal Bank of Scotland	AUD	9,688	USD	8,794	12/18/13	(336)
Royal Bank of Scotland	BRL	80	USD	34	12/18/13	(1)
Royal Bank of Scotland	BRL	110	USD	46	12/18/13	(3)
Royal Bank of Scotland	BRL	435	USD	197	12/18/13	5
Royal Bank of Scotland	BRL	2,310	USD	972	12/18/13	(48)
Royal Bank of Scotland	CAD	1	USD	1	12/18/13	—
Royal Bank of Scotland	CAD	1	USD	1	12/18/13	—
Royal Bank of Scotland	CAD	2	USD	2	12/18/13	—
Royal Bank of Scotland	CAD	4	USD	4	12/18/13	—
Royal Bank of Scotland	CAD	13	USD	12	12/18/13	—
Royal Bank of Scotland	CAD	24	USD	23	12/18/13	—
Royal Bank of Scotland	CAD	27	USD	26	12/18/13	—
Royal Bank of Scotland	CAD	32	USD	31	12/18/13	—
Royal Bank of Scotland	CAD	93	USD	90	12/18/13	1
Royal Bank of Scotland	CAD	168	USD	162	12/18/13	2
Royal Bank of Scotland	CAD	193	USD	186	12/18/13	2
Royal Bank of Scotland	CAD	217	USD	210	12/18/13	2
Royal Bank of Scotland	CAD	220	USD	210	12/18/13	—
Royal Bank of Scotland	CAD	236	USD	228	12/18/13	2
Royal Bank of Scotland	CAD	295	USD	282	12/18/13	—
Royal Bank of Scotland	CAD	307	USD	297	12/18/13	3
Royal Bank of Scotland	CAD	334	USD	319	12/18/13	(1)
Royal Bank of Scotland	CAD	469	USD	452	12/18/13	3
Royal Bank of Scotland	CAD	610	USD	585	12/18/13	2
Royal Bank of Scotland	CAD	668	USD	642	12/18/13	2
Royal Bank of Scotland	CAD	1,021	USD	991	12/18/13	13
Royal Bank of Scotland	CAD	1,216	USD	1,170	12/18/13	5

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 559

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	CAD	2,850	USD	2,718	12/18/13	(11)
Royal Bank of Scotland	CAD	11,199	USD	10,705	12/18/13	(24)
Royal Bank of Scotland	CHF	1	USD	1	12/18/13	—
Royal Bank of Scotland	CHF	2	USD	2	12/18/13	—
Royal Bank of Scotland	CHF	2	USD	2	12/18/13	—
Royal Bank of Scotland	CHF	2	USD	2	12/18/13	—
Royal Bank of Scotland	CHF	3	USD	3	12/18/13	—
Royal Bank of Scotland	CHF	4	USD	4	12/18/13	—
Royal Bank of Scotland	CHF	4	USD	4	12/18/13	—
Royal Bank of Scotland	CHF	9	USD	10	12/18/13	—
Royal Bank of Scotland	CLP	500	USD	1	12/18/13	—
Royal Bank of Scotland	CLP	9,000	USD	18	12/18/13	—
Royal Bank of Scotland	CLP	23,000	USD	45	12/18/13	—
Royal Bank of Scotland	CLP	44,000	USD	85	12/18/13	—
Royal Bank of Scotland	COP	10,000	USD	5	12/18/13	—
Royal Bank of Scotland	COP	490,000	USD	250	12/18/13	(8)
Royal Bank of Scotland	CZK	400	USD	21	12/18/13	—
Royal Bank of Scotland	CZK	600	USD	31	12/18/13	(1)
Royal Bank of Scotland	CZK	800	USD	41	12/18/13	(1)
Royal Bank of Scotland	CZK	850	USD	46	12/18/13	1
Royal Bank of Scotland	CZK	900	USD	46	12/18/13	(1)
Royal Bank of Scotland	CZK	900	USD	47	12/18/13	—
Royal Bank of Scotland	CZK	1,350	USD	72	12/18/13	1
Royal Bank of Scotland	CZK	1,650	USD	88	12/18/13	1
Royal Bank of Scotland	CZK	2,100	USD	109	12/18/13	(1)
Royal Bank of Scotland	CZK	2,100	USD	112	12/18/13	1
Royal Bank of Scotland	CZK	2,500	USD	133	12/18/13	1
Royal Bank of Scotland	CZK	2,500	USD	127	12/18/13	(4)
Royal Bank of Scotland	CZK	2,800	USD	149	12/18/13	2
Royal Bank of Scotland	CZK	2,900	USD	148	12/18/13	(4)
Royal Bank of Scotland	CZK	3,450	USD	183	12/18/13	1
Royal Bank of Scotland	CZK	3,500	USD	182	12/18/13	(2)
Royal Bank of Scotland	CZK	4,500	USD	230	12/18/13	(7)
Royal Bank of Scotland	CZK	6,100	USD	312	12/18/13	(9)
Royal Bank of Scotland	EUR	123	USD	169	11/01/13	2
Royal Bank of Scotland	EUR	3,464	USD	4,709	11/05/13	6
Royal Bank of Scotland	EUR	1	USD	1	12/18/13	—
Royal Bank of Scotland	EUR	1	USD	1	12/18/13	—
Royal Bank of Scotland	EUR	2	USD	3	12/18/13	—
Royal Bank of Scotland	EUR	2	USD	3	12/18/13	—
Royal Bank of Scotland	EUR	2	USD	3	12/18/13	—
Royal Bank of Scotland	EUR	2	USD	3	12/18/13	—
Royal Bank of Scotland	EUR	3	USD	4	12/18/13	—
Royal Bank of Scotland	EUR	3	USD	4	12/18/13	—
Royal Bank of Scotland	EUR	4	USD	5	12/18/13	—
Royal Bank of Scotland	EUR	5	USD	7	12/18/13	—
Royal Bank of Scotland	EUR	5	USD	7	12/18/13	—
Royal Bank of Scotland	EUR	5	USD	7	12/18/13	—
Royal Bank of Scotland	EUR	7	USD	9	12/18/13	—
Royal Bank of Scotland	EUR	8	USD	11	12/18/13	—
Royal Bank of Scotland	EUR	9	USD	12	12/18/13	—
Royal Bank of Scotland	EUR	13	USD	18	12/18/13	—
Royal Bank of Scotland	EUR	89	USD	123	12/18/13	2
Royal Bank of Scotland	EUR	104	USD	143	12/18/13	2
Royal Bank of Scotland	EUR	125	USD	170	12/18/13	1
Royal Bank of Scotland	EUR	207	USD	272	12/18/13	(9)
Royal Bank of Scotland	EUR	243	USD	334	12/18/13	4
Royal Bank of Scotland	EUR	313	USD	428	12/18/13	3

See accompanying notes which are an integral part of the financial statements.

560 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	EUR	414	USD	560	12/18/13	(2)
Royal Bank of Scotland	EUR	488	USD	646	12/18/13	(16)
Royal Bank of Scotland	EUR	552	USD	755	12/18/13	6
Royal Bank of Scotland	EUR	947	USD	1,250	12/18/13	(35)
Royal Bank of Scotland	EUR	1,125	USD	1,491	12/18/13	(37)
Royal Bank of Scotland	EUR	1,345	USD	1,772	12/18/13	(54)
Royal Bank of Scotland	EUR	1,377	USD	1,865	12/18/13	(5)
Royal Bank of Scotland	EUR	1,584	USD	2,090	12/18/13	(61)
Royal Bank of Scotland	EUR	1,953	USD	2,580	12/18/13	(72)
Royal Bank of Scotland	EUR	2,066	USD	2,796	12/18/13	(9)
Royal Bank of Scotland	EUR	2,343	USD	3,109	12/18/13	(73)
Royal Bank of Scotland	EUR	2,413	USD	3,262	12/18/13	(15)
Royal Bank of Scotland	EUR	2,631	USD	3,577	12/18/13	4
Royal Bank of Scotland	EUR	3,478	USD	4,757	12/18/13	34
Royal Bank of Scotland	EUR	3,745	USD	5,075	12/18/13	(10)
Royal Bank of Scotland	EUR	4,225	USD	5,645	12/18/13	(92)
Royal Bank of Scotland	EUR	7,424	USD	10,151	12/18/13	71
Royal Bank of Scotland	GBP	1,658	USD	2,663	11/01/13	4
Royal Bank of Scotland	GBP	1,658	USD	2,662	11/01/13	3
Royal Bank of Scotland	GBP	1,105	USD	1,726	12/12/13	(45)
Royal Bank of Scotland	GBP	1	USD	2	12/18/13	—
Royal Bank of Scotland	GBP	4	USD	6	12/18/13	—
Royal Bank of Scotland	GBP	6	USD	9	12/18/13	—
Royal Bank of Scotland	GBP	13	USD	20	12/18/13	—
Royal Bank of Scotland	GBP	25	USD	40	12/18/13	—
Royal Bank of Scotland	GBP	30	USD	48	12/18/13	—
Royal Bank of Scotland	GBP	31	USD	50	12/18/13	—
Royal Bank of Scotland	GBP	40	USD	64	12/18/13	—
Royal Bank of Scotland	GBP	48	USD	77	12/18/13	1
Royal Bank of Scotland	GBP	62	USD	99	12/18/13	(1)
Royal Bank of Scotland	GBP	79	USD	127	12/18/13	1
Royal Bank of Scotland	GBP	102	USD	165	12/18/13	2
Royal Bank of Scotland	GBP	107	USD	173	12/18/13	1
Royal Bank of Scotland	GBP	110	USD	177	12/18/13	—
Royal Bank of Scotland	GBP	123	USD	197	12/18/13	—
Royal Bank of Scotland	GBP	148	USD	231	12/18/13	(6)
Royal Bank of Scotland	GBP	217	USD	348	12/18/13	—
Royal Bank of Scotland	GBP	222	USD	355	12/18/13	(1)
Royal Bank of Scotland	GBP	584	USD	944	12/18/13	8
Royal Bank of Scotland	GBP	896	USD	1,453	12/18/13	17
Royal Bank of Scotland	GBP	901	USD	1,456	12/18/13	12
Royal Bank of Scotland	GBP	1,345	USD	2,101	12/18/13	(55)
Royal Bank of Scotland	GBP	1,742	USD	2,812	12/18/13	19
Royal Bank of Scotland	HKD	1	USD	—	12/18/13	—
Royal Bank of Scotland	HKD	207	USD	27	12/18/13	—
Royal Bank of Scotland	HUF	14,000	USD	61	12/18/13	(3)
Royal Bank of Scotland	HUF	16,000	USD	69	12/18/13	(4)
Royal Bank of Scotland	HUF	17,000	USD	79	12/18/13	1
Royal Bank of Scotland	HUF	88,000	USD	382	12/18/13	(21)
Royal Bank of Scotland	IDR	200,000	USD	18	12/18/13	—
Royal Bank of Scotland	IDR	1,100,000	USD	99	12/18/13	2
Royal Bank of Scotland	IDR	2,400,000	USD	215	12/18/13	4
Royal Bank of Scotland	IDR	7,700,000	USD	638	12/18/13	(40)
Royal Bank of Scotland	ILS	5	USD	1	12/18/13	—
Royal Bank of Scotland	ILS	30	USD	8	12/18/13	—
Royal Bank of Scotland	ILS	50	USD	14	12/18/13	—
Royal Bank of Scotland	ILS	70	USD	19	12/18/13	(1)
Royal Bank of Scotland	ILS	90	USD	25	12/18/13	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 561

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	ILS	340	USD	94	12/18/13	(2)
Royal Bank of Scotland	ILS	550	USD	151	12/18/13	(4)
Royal Bank of Scotland	ILS	625	USD	177	12/18/13	—
Royal Bank of Scotland	ILS	1,505	USD	425	12/18/13	(2)
Royal Bank of Scotland	INR	1,000	USD	16	12/18/13	—
Royal Bank of Scotland	INR	11,000	USD	177	12/18/13	—
Royal Bank of Scotland	INR	18,500	USD	298	12/18/13	—
Royal Bank of Scotland	INR	24,000	USD	379	12/18/13	(7)
Royal Bank of Scotland	INR	25,000	USD	382	12/18/13	(21)
Royal Bank of Scotland	INR	27,000	USD	414	12/18/13	(21)
Royal Bank of Scotland	INR	40,000	USD	634	12/18/13	(10)
Royal Bank of Scotland	INR	70,300	USD	1,043	12/18/13	(90)
Royal Bank of Scotland	JPY	5,798	USD	59	12/18/13	—
Royal Bank of Scotland	JPY	9,924	USD	101	12/18/13	—
Royal Bank of Scotland	JPY	27,623	USD	283	12/18/13	2
Royal Bank of Scotland	JPY	28,727	USD	295	12/18/13	3
Royal Bank of Scotland	JPY	30,000	USD	305	12/18/13	—
Royal Bank of Scotland	JPY	34,000	USD	347	12/18/13	1
Royal Bank of Scotland	JPY	50,681	USD	516	12/18/13	—
Royal Bank of Scotland	JPY	53,906	USD	549	12/18/13	1
Royal Bank of Scotland	JPY	54,863	USD	551	12/18/13	(7)
Royal Bank of Scotland	JPY	99,039	USD	1,006	12/18/13	(2)
Royal Bank of Scotland	JPY	152,722	USD	1,525	12/18/13	(29)
Royal Bank of Scotland	JPY	162,854	USD	1,643	12/18/13	(14)
Royal Bank of Scotland	JPY	163,655	USD	1,661	12/18/13	(4)
Royal Bank of Scotland	JPY	201,248	USD	2,068	12/18/13	21
Royal Bank of Scotland	JPY	218,656	USD	2,183	12/18/13	(41)
Royal Bank of Scotland	JPY	448,239	USD	4,511	12/18/13	(48)
Royal Bank of Scotland	JPY	477,438	USD	4,812	12/18/13	(45)
Royal Bank of Scotland	JPY	502,242	USD	5,045	12/18/13	(64)
Royal Bank of Scotland	JPY	506,887	USD	5,074	12/18/13	(83)
Royal Bank of Scotland	JPY	585,744	USD	5,993	12/18/13	34
Royal Bank of Scotland	JPY	752,034	USD	7,654	12/18/13	4
Royal Bank of Scotland	KRW	10,000	USD	9	12/18/13	—
Royal Bank of Scotland	KRW	20,000	USD	18	12/18/13	(1)
Royal Bank of Scotland	KRW	30,000	USD	28	12/18/13	—
Royal Bank of Scotland	KRW	30,000	USD	28	12/18/13	—
Royal Bank of Scotland	KRW	35,000	USD	33	12/18/13	—
Royal Bank of Scotland	KRW	40,000	USD	37	12/18/13	(1)
Royal Bank of Scotland	KRW	60,000	USD	56	12/18/13	(1)
Royal Bank of Scotland	KRW	70,000	USD	66	12/18/13	—
Royal Bank of Scotland	KRW	100,000	USD	93	12/18/13	(1)
Royal Bank of Scotland	KRW	190,000	USD	176	12/18/13	(3)
Royal Bank of Scotland	KRW	250,000	USD	231	12/18/13	(4)
Royal Bank of Scotland	KRW	665,000	USD	615	12/18/13	(9)
Royal Bank of Scotland	KRW 1,495,000		USD	1,403	12/18/13	(2)
Royal Bank of Scotland	MXN	100	USD	8	12/18/13	—
Royal Bank of Scotland	MXN	200	USD	15	12/18/13	—
Royal Bank of Scotland	MXN	300	USD	23	12/18/13	—
Royal Bank of Scotland	MXN	300	USD	23	12/18/13	—
Royal Bank of Scotland	MXN	400	USD	30	12/18/13	—
Royal Bank of Scotland	MXN	500	USD	38	12/18/13	(1)
Royal Bank of Scotland	MXN	600	USD	44	12/18/13	(1)
Royal Bank of Scotland	MXN	700	USD	53	12/18/13	—
Royal Bank of Scotland	MXN	750	USD	57	12/18/13	(1)
Royal Bank of Scotland	MXN	800	USD	61	12/18/13	—
Royal Bank of Scotland	MXN	1,000	USD	75	12/18/13	(1)
Royal Bank of Scotland	MXN	1,100	USD	83	12/18/13	(1)

See accompanying notes which are an integral part of the financial statements.

562 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	MXN	1,100	USD	82	12/18/13	(2)
Royal Bank of Scotland	MXN	1,200	USD	91	12/18/13	(1)
Royal Bank of Scotland	MXN	1,300	USD	99	12/18/13	—
Royal Bank of Scotland	MXN	1,400	USD	107	12/18/13	—
Royal Bank of Scotland	MXN	1,550	USD	118	12/18/13	(1)
Royal Bank of Scotland	MXN	1,900	USD	144	12/18/13	(1)
Royal Bank of Scotland	MXN	2,300	USD	171	12/18/13	(4)
Royal Bank of Scotland	MXN	2,600	USD	193	12/18/13	(6)
Royal Bank of Scotland	MXN	3,350	USD	252	12/18/13	(3)
Royal Bank of Scotland	MYR	70	USD	21	12/18/13	(1)
Royal Bank of Scotland	MYR	90	USD	28	12/18/13	(1)
Royal Bank of Scotland	MYR	190	USD	58	12/18/13	(2)
Royal Bank of Scotland	MYR	220	USD	67	12/18/13	(3)
Royal Bank of Scotland	MYR	300	USD	90	12/18/13	(5)
Royal Bank of Scotland	MYR	350	USD	107	12/18/13	(4)
Royal Bank of Scotland	MYR	750	USD	229	12/18/13	(8)
Royal Bank of Scotland	MYR	2,100	USD	631	12/18/13	(33)
Royal Bank of Scotland	NOK	409	USD	67	12/18/13	(2)
Royal Bank of Scotland	NOK	429	USD	70	12/18/13	(2)
Royal Bank of Scotland	NOK	659	USD	110	12/18/13	(1)
Royal Bank of Scotland	NOK	764	USD	127	12/18/13	(1)
Royal Bank of Scotland	NOK	806	USD	133	12/18/13	(2)
Royal Bank of Scotland	NOK	901	USD	152	12/18/13	1
Royal Bank of Scotland	NOK	977	USD	164	12/18/13	—
Royal Bank of Scotland	NOK	1,873	USD	310	12/18/13	(4)
Royal Bank of Scotland	NOK	1,891	USD	316	12/18/13	(2)
Royal Bank of Scotland	NOK	4,219	USD	692	12/18/13	(16)
Royal Bank of Scotland	NOK	4,238	USD	702	12/18/13	(8)
Royal Bank of Scotland	NOK	4,623	USD	770	12/18/13	(5)
Royal Bank of Scotland	NOK	5,907	USD	981	12/18/13	(10)
Royal Bank of Scotland	NOK	8,062	USD	1,356	12/18/13	4
Royal Bank of Scotland	NOK	45,203	USD	7,587	12/18/13	6
Royal Bank of Scotland	NZD	71	USD	59	12/18/13	—
Royal Bank of Scotland	NZD	90	USD	70	12/18/13	(5)
Royal Bank of Scotland	NZD	128	USD	105	12/18/13	—
Royal Bank of Scotland	NZD	264	USD	222	12/18/13	5
Royal Bank of Scotland	NZD	307	USD	256	12/18/13	4
Royal Bank of Scotland	NZD	382	USD	315	12/18/13	—
Royal Bank of Scotland	NZD	454	USD	375	12/18/13	2
Royal Bank of Scotland	NZD	589	USD	484	12/18/13	—
Royal Bank of Scotland	NZD	689	USD	574	12/18/13	7
Royal Bank of Scotland	NZD	1,361	USD	1,112	12/18/13	(9)
Royal Bank of Scotland	NZD	4,186	USD	3,531	12/18/13	84
Royal Bank of Scotland	NZD	4,336	USD	3,424	12/18/13	(147)
Royal Bank of Scotland	PHP	100	USD	2	12/18/13	—
Royal Bank of Scotland	PHP	200	USD	5	12/18/13	—
Royal Bank of Scotland	PHP	1,400	USD	31	12/18/13	(1)
Royal Bank of Scotland	PHP	1,900	USD	43	12/18/13	(1)
Royal Bank of Scotland	PHP	3,900	USD	91	12/18/13	1
Royal Bank of Scotland	PHP	5,200	USD	119	12/18/13	(1)
Royal Bank of Scotland	PHP	50,300	USD	1,131	12/18/13	(34)
Royal Bank of Scotland	PLN	15	USD	5	12/18/13	—
Royal Bank of Scotland	PLN	40	USD	13	12/18/13	—
Royal Bank of Scotland	PLN	110	USD	36	12/18/13	1
Royal Bank of Scotland	PLN	170	USD	54	12/18/13	(1)
Royal Bank of Scotland	PLN	240	USD	74	12/18/13	(4)
Royal Bank of Scotland	PLN	370	USD	114	12/18/13	(6)
Royal Bank of Scotland	PLN	550	USD	168	12/18/13	(10)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 563

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	PLN	690	USD	212	12/18/13	(12)
Royal Bank of Scotland	PLN	890	USD	274	12/18/13	(14)
Royal Bank of Scotland	PLN	1,110	USD	353	12/18/13	(6)
Royal Bank of Scotland	PLN	2,870	USD	935	12/18/13	6
Royal Bank of Scotland	RUB	550	USD	17	12/18/13	—
Royal Bank of Scotland	RUB	800	USD	25	12/18/13	—
Royal Bank of Scotland	RUB	900	USD	26	12/18/13	(1)
Royal Bank of Scotland	RUB	1,100	USD	33	12/18/13	(1)
Royal Bank of Scotland	RUB	1,350	USD	41	12/18/13	(1)
Royal Bank of Scotland	RUB	4,200	USD	123	12/18/13	(7)
Royal Bank of Scotland	RUB	4,700	USD	144	12/18/13	(2)
Royal Bank of Scotland	RUB	4,881	USD	152	12/18/13	1
Royal Bank of Scotland	RUB	7,150	USD	219	12/18/13	(2)
Royal Bank of Scotland	RUB	9,850	USD	306	12/18/13	1
Royal Bank of Scotland	RUB	11,400	USD	348	12/18/13	(4)
Royal Bank of Scotland	RUB	43,199	USD	1,284	12/18/13	(52)
Royal Bank of Scotland	SEK	607	USD	95	12/18/13	1
Royal Bank of Scotland	SEK	1,160	USD	178	12/18/13	(1)
Royal Bank of Scotland	SEK	1,307	USD	203	12/18/13	2
Royal Bank of Scotland	SEK	2,506	USD	377	12/18/13	(9)
Royal Bank of Scotland	SEK	3,142	USD	491	12/18/13	7
Royal Bank of Scotland	SEK	3,232	USD	492	12/18/13	(7)
Royal Bank of Scotland	SEK	4,136	USD	638	12/18/13	—
Royal Bank of Scotland	SEK	4,457	USD	687	12/18/13	(1)
Royal Bank of Scotland	SEK	5,013	USD	769	12/18/13	(3)
Royal Bank of Scotland	SEK	6,487	USD	1,012	12/18/13	12
Royal Bank of Scotland	SEK	19,641	USD	2,937	12/18/13	(91)
Royal Bank of Scotland	SGD	10	USD	8	12/18/13	—
Royal Bank of Scotland	SGD	30	USD	24	12/18/13	—
Royal Bank of Scotland	SGD	35	USD	28	12/18/13	—
Royal Bank of Scotland	SGD	50	USD	40	12/18/13	—
Royal Bank of Scotland	SGD	70	USD	56	12/18/13	(1)
Royal Bank of Scotland	SGD	90	USD	72	12/18/13	—
Royal Bank of Scotland	SGD	90	USD	72	12/18/13	(1)
Royal Bank of Scotland	SGD	100	USD	80	12/18/13	—
Royal Bank of Scotland	SGD	105	USD	84	12/18/13	—
Royal Bank of Scotland	SGD	165	USD	132	12/18/13	(1)
Royal Bank of Scotland	SGD	230	USD	184	12/18/13	(1)
Royal Bank of Scotland	SGD	270	USD	218	12/18/13	—
Royal Bank of Scotland	SGD	280	USD	223	12/18/13	(2)
Royal Bank of Scotland	SGD	3,320	USD	2,604	12/18/13	(69)
Royal Bank of Scotland	TRY	25	USD	12	12/18/13	—
Royal Bank of Scotland	TRY	80	USD	38	12/18/13	(2)
Royal Bank of Scotland	TRY	90	USD	44	12/18/13	(1)
Royal Bank of Scotland	TRY	90	USD	43	12/18/13	(1)
Royal Bank of Scotland	TRY	230	USD	116	12/18/13	2
Royal Bank of Scotland	TRY	290	USD	146	12/18/13	2
Royal Bank of Scotland	TRY	395	USD	196	12/18/13	—
Royal Bank of Scotland	TRY	470	USD	230	12/18/13	(3)
Royal Bank of Scotland	TRY	655	USD	326	12/18/13	—
Royal Bank of Scotland	TRY	660	USD	321	12/18/13	(7)
Royal Bank of Scotland	TRY	3,040	USD	1,448	12/18/13	(62)
Royal Bank of Scotland	TWD	50	USD	2	12/18/13	—
Royal Bank of Scotland	TWD	550	USD	19	12/18/13	—
Royal Bank of Scotland	TWD	550	USD	19	12/18/13	—
Royal Bank of Scotland	TWD	1,150	USD	39	12/18/13	—
Royal Bank of Scotland	TWD	1,500	USD	51	12/18/13	—
Royal Bank of Scotland	TWD	2,050	USD	70	12/18/13	—

See accompanying notes which are an integral part of the financial statements.

564 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Royal Bank of Scotland	TWD	2,700	USD	92	12/18/13	—
Royal Bank of Scotland	TWD	3,000	USD	102	12/18/13	—
Royal Bank of Scotland	TWD	3,250	USD	111	12/18/13	—
Royal Bank of Scotland	TWD	3,300	USD	113	12/18/13	—
Royal Bank of Scotland	TWD	4,300	USD	146	12/18/13	(1)
Royal Bank of Scotland	TWD	4,600	USD	156	12/18/13	—
Royal Bank of Scotland	TWD	4,950	USD	168	12/18/13	(1)
Royal Bank of Scotland	TWD	5,900	USD	201	12/18/13	—
Royal Bank of Scotland	TWD	66,100	USD	2,233	12/18/13	(19)
Royal Bank of Scotland	ZAR	50	USD	5	12/18/13	—
Royal Bank of Scotland	ZAR	100	USD	10	12/18/13	—
Royal Bank of Scotland	ZAR	100	USD	10	12/18/13	—
Royal Bank of Scotland	ZAR	200	USD	20	12/18/13	—
Royal Bank of Scotland	ZAR	250	USD	25	12/18/13	—
Royal Bank of Scotland	ZAR	350	USD	35	12/18/13	—
Royal Bank of Scotland	ZAR	800	USD	80	12/18/13	1
Royal Bank of Scotland	ZAR	1,000	USD	100	12/18/13	1
Royal Bank of Scotland	ZAR	1,200	USD	118	12/18/13	(1)
Royal Bank of Scotland	ZAR	1,450	USD	143	12/18/13	(1)
Royal Bank of Scotland	ZAR	1,600	USD	157	12/18/13	(1)
Royal Bank of Scotland	ZAR	2,400	USD	238	12/18/13	—
Royal Bank of Scotland	ZAR	2,700	USD	273	12/18/13	5
Royal Bank of Scotland	ZAR	4,100	USD	408	12/18/13	2
Royal Bank of Scotland	ZAR	4,600	USD	456	12/18/13	1
Royal Bank of Scotland	ZAR	17,500	USD	1,724	12/18/13	(8)
Saxo Bank	USD	2,980	CHF	2,728	12/18/13	28
Societe Generale	USD	2,980	MYR	9,518	11/12/13	35
Societe Generale	IDR 16,226,100		USD	1,490	11/25/13	55
Societe Generale	MXN	389,724	USD	29,924	12/18/13	155
Societe Generale	ZAR	14,666	USD	1,490	12/18/13	39
Societe Generale	ZAR	50,193	USD	5,000	12/18/13	33
Standard Chartered	USD	6,540	MYR	20,647	11/25/13	(7)
State Street	USD	30	EUR	22	11/01/13	—
State Street	USD	795	EUR	585	11/01/13	(1)
State Street	USD	1,063	EUR	800	11/18/13	24
State Street	USD	53	EUR	40	11/19/13	1
State Street	USD	54	EUR	40	11/19/13	—
State Street	USD	54	EUR	40	11/19/13	—
State Street	USD	107	EUR	80	11/19/13	1
State Street	USD	298	EUR	220	12/27/13	1
State Street	USD	893	EUR	650	12/27/13	(10)
State Street	USD	149	EUR	110	01/21/14	1
State Street	USD	162	EUR	120	01/22/14	1
State Street	USD	188	EUR	140	01/22/14	2
State Street	USD	14	EUR	10	03/24/14	—
State Street	USD	14	EUR	10	03/25/14	—
State Street	USD	110	EUR	80	03/25/14	(1)
State Street	USD	16	GBP	10	11/18/13	—
State Street	USD	31	GBP	20	11/18/13	1
State Street	USD	32	GBP	20	11/18/13	—
State Street	USD	63	GBP	40	11/19/13	1
State Street	USD	92	GBP	60	11/19/13	4
State Street	USD	97	GBP	60	11/19/13	(1)
State Street	USD	175	GBP	110	11/19/13	1
State Street	USD	10,000	JPY	991,800	11/20/13	87
State Street	USD	310	JPY	30,000	12/27/13	(5)
State Street	USD	191	JPY	18,700	01/21/14	—
State Street	USD	173	JPY	17,000	01/22/14	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 565

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	26	SEK	170	11/18/13	—
State Street	USD	30	SEK	190	11/18/13	(1)
State Street	CHF	30	USD	33	01/27/14	—
State Street	CHF	70	USD	76	01/27/14	(1)
State Street	CHF	140	USD	153	01/27/14	(1)
State Street	CHF	160	USD	174	01/27/14	(3)
State Street	CHF	460	USD	494	03/27/14	(14)
State Street	EUR	712	USD	977	11/01/13	11
State Street	EUR	800	USD	1,059	11/18/13	(27)
State Street	EUR	30	USD	41	11/19/13	—
State Street	EUR	30	USD	40	11/19/13	—
State Street	EUR	40	USD	54	11/19/13	—
State Street	EUR	70	USD	97	11/19/13	2
State Street	EUR	80	USD	106	11/19/13	(3)
State Street	EUR	100	USD	137	11/19/13	1
State Street	EUR	120	USD	155	11/19/13	(8)
State Street	EUR	1,800	USD	2,387	11/19/13	(57)
State Street	EUR	585	USD	795	12/18/13	1
State Street	EUR	870	USD	1,176	12/27/13	(5)
State Street	EUR	190	USD	250	01/21/14	(8)
State Street	EUR	450	USD	592	01/22/14	(19)
State Street	EUR	20	USD	27	03/24/14	—
State Street	EUR	160	USD	219	03/24/14	2
State Street	EUR	160	USD	219	03/24/14	2
State Street	EUR	660	USD	877	03/24/14	(19)
State Street	EUR	40	USD	53	03/25/14	(1)
State Street	EUR	50	USD	68	03/25/14	—
State Street	EUR	60	USD	81	03/25/14	—
State Street	EUR	70	USD	97	03/25/14	2
State Street	EUR	1,930	USD	2,562	03/25/14	(59)
State Street	EUR	50	USD	68	03/26/14	—
State Street	EUR	350	USD	474	03/26/14	(1)
State Street	EUR	610	USD	810	03/26/14	(19)
State Street	EUR	60	USD	83	05/16/14	1
State Street	EUR	350	USD	479	05/16/14	3
State Street	GBP	10	USD	16	11/18/13	—
State Street	GBP	10	USD	16	11/18/13	—
State Street	GBP	20	USD	32	11/18/13	—
State Street	GBP	20	USD	31	11/18/13	(1)
State Street	GBP	20	USD	32	11/18/13	—
State Street	GBP	30	USD	46	11/18/13	(2)
State Street	GBP	130	USD	202	11/18/13	(6)
State Street	GBP	30	USD	47	11/19/13	(2)
State Street	GBP	50	USD	76	11/19/13	(5)
State Street	GBP	50	USD	80	11/19/13	(1)
State Street	GBP	70	USD	108	11/19/13	(4)
State Street	GBP	80	USD	126	11/19/13	(3)
State Street	GBP	80	USD	127	11/19/13	(2)
State Street	GBP	90	USD	143	11/19/13	(1)
State Street	GBP	110	USD	172	11/19/13	(4)
State Street	GBP	700	USD	1,092	11/19/13	(31)
State Street	GBP	20	USD	32	12/27/13	—
State Street	GBP	450	USD	725	12/27/13	4
State Street	JPY	197,093	USD	1,985	11/20/13	(20)
State Street	JPY	689,588	USD	7,000	11/20/13	(14)
State Street	JPY	971,790	USD	10,000	11/20/13	116
State Street	JPY	978,727	USD	10,000	11/20/13	46
State Street	JPY	981,030	USD	10,000	11/20/13	22

See accompanying notes which are an integral part of the financial statements.

566 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	JPY	991,005	USD	10,000	11/20/13	(79)
State Street	JPY	5,795,648	USD	59,275	11/20/13	331
State Street	JPY	30,000	USD	306	12/27/13	1
State Street	JPY	18,700	USD	189	01/21/14	(2)
State Street	JPY	17,000	USD	172	01/22/14	(1)
State Street	SEK	200	USD	31	11/18/13	—
State Street	SEK	310	USD	49	11/18/13	1
State Street	SEK	310	USD	48	11/18/13	1
State Street	SEK	350	USD	54	11/18/13	—
State Street	SEK	360	USD	54	11/18/13	(1)
State Street	SEK	500	USD	78	11/18/13	1
State Street	SEK	560	USD	85	11/18/13	(2)
State Street	SEK	610	USD	95	11/18/13	1
State Street	SEK	770	USD	121	11/18/13	2
State Street	SEK	1,110	USD	168	11/18/13	(4)
State Street	SEK	1,440	USD	222	11/18/13	(1)
State Street	SEK	4,190	USD	646	11/18/13	—
UBS	USD	116	BRL	255	11/04/13	(2)
UBS	USD	2,599	EUR	1,900	11/05/13	(20)
UBS	USD	1,550	KRW 1,660,818		11/12/13	15
UBS	USD	2,659	MXN	34,308	11/15/13	(31)
UBS	USD	2,980	MYR	9,439	11/18/13	8
UBS	AUD	274	USD	255	11/04/13	(4)
UBS	BRL	255	USD	117	11/04/13	3
UBS	EUR	19,620	CHF	24,204	12/18/13	45
UBS	EUR	4,578	CZK	117,808	12/18/13	(15)
UBS	MXN	34,308	USD	2,662	11/01/13	32
UBS	MXN	76,218	USD	5,886	11/04/13	45
UBS	ZAR	1,199	USD	120	12/17/13	1
UBS	ZAR	1,240	USD	124	12/17/13	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(590)

Index Swap Contracts
Amounts in thousands
								Fair
Fund Receives				Notional			Termination	Value
Underlying Security			Counterparty	Amount		Terms	Date	$
						1 Month USD LIBOR plus
Russian Depository Index			Bank of America	USD	120	0.050%	03/19/14	(2)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)								(2)

Interest Rate Swaps

Amounts in thousands
								Fair
							Termination	Value
Counterparty	Notional Amount		Fund Receives			Fund Pays	Date	$
Bank of America	BRL	600	8.940%			Brazil Interbank Deposit Rate	01/02/17	(12)
Citigroup	AUD	13,900	4.000%			Three Month BBSW	10/09/17	(4)
Citigroup	MXN	43,000	6.630%			Mexico Interbank 28 Day Deposit Rate	12/18/23	(3)
Credit Suisse	BRL	5,600	8.935%			Brazil Interbank Deposit Rate	01/02/17	(115)
Credit Suisse	AUD	4,900	4.000%			Three Month BBSW	10/09/17	(1)
Credit Suisse	GBP	1,400	Six Month LIBOR			3.000%	03/21/23	57
Credit Suisse	USD	2,200	3.000%			Three Month LIBOR	03/21/23	(91)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 567

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Interest Rate Swaps

Amounts in thousands
						Fair
					Termination	Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Credit Suisse	USD	3,100	Three Month LIBOR	2.000%	06/19/23	151
Credit Suisse	JPY	40,000	Six Month LIBOR	1.000%	09/18/23	(11)
Credit Suisse	EUR	1,000	2.456%	Six Month EURIBOR	10/09/24	25
Credit Suisse	EUR	2,900	2.450%	Six Month EURIBOR	10/09/24	69
Credit Suisse	JPY 342,000		Six Month LIBOR	1.500%	06/19/28	(180)
Credit Suisse	GBP	400	Six Month LIBOR	3.750%	09/18/43	(3)
Credit Suisse	EUR	400	Six Month EURIBOR	2.845%	10/09/44	(14)
Credit Suisse	EUR	1,300	Six Month EURIBOR	2.841%	10/09/44	(44)
Deutsche Bank	MXN	6,000	5.095%	Mexico Interbank 28 Day Deposit Rate	10/22/18	(4)
Goldman Sachs	BRL	100	0.910%	Brazil Interbank Deposit Rate	01/02/17	—
Goldman Sachs	MXN	9,000	5.235%	Mexico Interbank 28 Day Deposit Rate	10/05/18	—
HSBC	BRL	2,600	8.950%	Brazil Interbank Deposit Rate	01/02/17	(54)
Morgan Stanley	MXN	47,400	4.530%	Mexico Interbank 28 Day Deposit Rate	10/29/15	1
Morgan Stanley	GBP	500	Six Month LIBOR	3.758%	09/18/43	(5)
UBS	AUD	9,500	4.000%	Three Month BBSW	10/09/17	(3)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $91(å)						(241)

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
AES Corp. (The)	JPMorgan Chase	1.963%	USD	1,000	5.000%	12/20/18	153
Aktiebolaget Electrolux	JPMorgan Chase	0.664%	EUR	1,500	(1.000%)	12/20/18	(37)
Alcoa, Inc.	JPMorgan Chase	2.361%	USD	1,000	1.000%	12/20/18	(64)
Alcoa, Inc.	JPMorgan Chase	2.361%	USD	1,000	1.000%	12/20/18	(64)
Alstomal	JPMorgan Chase	1.670%	EUR	1,500	(1.000%)	12/20/18	64
Altria Group, Inc.	JPMorgan Chase	0.482%	USD	2,000	(1.000%)	12/20/18	(54)
Altria Group, Inc.	JPMorgan Chase	0.482%	USD	2,000	1.000%	12/20/18	54
American Axle & Manufacturing, Inc.	JPMorgan Chase	3.270%	USD	1,000	(5.000%)	12/20/18	(87)
AmerisourceBergen Corp.	JPMorgan Chase	0.478%	USD	2,000	(1.000%)	12/20/18	(55)
Amkor Technology, Inc.	JPMorgan Chase	3.729%	USD	1,000	5.000%	12/20/18	64
Archer-Daniels-Midland Co.	JPMorgan Chase	0.554%	USD	2,000	(1.000%)	12/20/18	(47)
Arrow Electronics, Inc.	JPMorgan Chase	1.126%	USD	2,000	(1.000%)	12/20/18	10
AT&T, Inc.	JPMorgan Chase	0.700%	USD	1,000	1.000%	12/20/18	16
AT&T, Inc.	JPMorgan Chase	0.700%	USD	2,000	1.000%	12/20/18	32
AutoZone, Inc.	JPMorgan Chase	0.550%	USD	2,000	1.000%	12/20/18	47
AvalonBay Communities, Inc.	JPMorgan Chase	0.527%	USD	2,000	1.000%	12/20/18	50
Avnet, Inc.	JPMorgan Chase	1.193%	USD	2,000	(1.000%)	12/20/18	17
Avon Products, Inc.	JPMorgan Chase	2.071%	USD	2,000	1.000%	12/20/18	(101)
Barrick Gold Corp.	JPMorgan Chase	2.304%	USD	1,000	(1.000%)	12/20/18	61
BASF SE	JPMorgan Chase	0.479%	EUR	1,500	(1.000%)	12/20/18	(56)
Beam, Inc.	JPMorgan Chase	0.587%	USD	1,000	1.000%	12/20/18	22
Beam, Inc.	JPMorgan Chase	0.587%	USD	2,000	1.000%	12/20/18	44
Berkshire Hathaway, Inc.	JPMorgan Chase	0.718%	USD	2,000	5.000%	12/20/18	40
Berkshire Hathaway, Inc.	JPMorgan Chase	0.718%	USD	1,000	1.000%	12/20/18	15
Best Buy Co., Inc.	JPMorgan Chase	2.231%	USD	1,000	(5.000%)	12/20/18	(139)
Boieng Co. (The)	JPMorgan Chase	0.375%	USD	2,000	(1.000%)	12/20/18	(65)
Boston Scientific Corp.	JPMorgan Chase	0.725%	USD	2,000	(1.000%)	12/20/18	(30)
BP PLC	JPMorgan Chase	0.615%	EUR	1,000	1.000%	12/20/18	28
BP PLC	JPMorgan Chase	0.615%	EUR	1,500	1.000%	12/20/18	42
British Sky Broadcasting Group PLC	JPMorgan Chase	0.555%	EUR	1,500	1.000%	12/20/18	48
British Telecommunications PLC	JPMorgan Chase	0.630%	EUR	1,500	(1.000%)	12/20/18	(40)
CA, Inc.	JPMorgan Chase	0.809%	USD	1,000	1.000%	12/20/18	11

See accompanying notes which are an integral part of the financial statements.

568 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
CA, Inc.	JPMorgan Chase	0.809%	USD	2,000	1.000%	12/20/18	21
Cardinal Health, Inc.	JPMorgan Chase	0.367%	USD	2,000	(1.000%)	12/20/18	(66)
Carrefour	JPMorgan Chase	0.853%	EUR	1,500	(1.000%)	12/20/18	(17)
CBS Corp.	JPMorgan Chase	0.680%	USD	3,000	(1.000%)	12/20/18	(51)
CBS Corp.	JPMorgan Chase	0.680%	USD	3,000	1.000%	12/20/18	51
CenturyLink, Inc.	JPMorgan Chase	2.258%	USD	1,000	1.000%	12/20/18	(59)
CenturyLink, Inc.	JPMorgan Chase	2.258%	USD	1,000	1.000%	12/20/18	(59)
Chesapeake Energy Corp.	JPMorgan Chase	1.968%	USD	1,000	5.000%	12/20/18	151
Chesapeake Energy Corp.	JPMorgan Chase	1.968%	USD	1,000	5.000%	12/20/18	151
ConAgra Foods, Inc.	JPMorgan Chase	0.584%	USD	2,000	1.000%	12/20/18	44
CSX Corp.	JPMorgan Chase	0.304%	USD	2,000	(1.000%)	12/20/18	(72)
Cytec Industries, Inc.	JPMorgan Chase	1.082%	USD	1,000	1.000%	12/20/18	(3)
Cytec Industries, Inc.	JPMorgan Chase	1.082%	USD	2,000	1.000%	12/20/18	(6)
Darden Restaurants, Inc.	JPMorgan Chase	1.963%	USD	2,000	1.000%	12/20/18	(91)
Deere & Co.	JPMorgan Chase	0.312%	USD	2,000	(1.000%)	12/20/18	(72)
Diaego PLC	JPMorgan Chase	0.485%	EUR	1,500	1.000%	12/20/18	55
Dillard's, Inc.	JPMorgan Chase	1.586%	USD	1,500	5.000%	12/20/18	259
DIRECTV Holdings LLC	JPMorgan Chase	1.203%	USD	1,000	1.000%	12/20/18	(9)
DIRECTV Holdings LLC	JPMorgan Chase	1.203%	USD	2,000	1.000%	12/20/18	(18)
Dixons Retail PLC	JPMorgan Chase	2.474%	EUR	1,000	(1.000%)	12/20/18	(166)
E. I. du Pont de Nemours and Co.	JPMorgan Chase	0.549%	USD	2,000	1.000%	12/20/18	48
Enbridge, Inc.	JPMorgan Chase	0.840%	USD	2,000	1.000%	12/20/18	18
Encana Corp.	JPMorgan Chase	1.170%	USD	2,000	(1.000%)	12/20/18	14
Energy Transfer Partners LP	JPMorgan Chase	1.020%	USD	1,000	1.000%	12/20/18	—
Energy Transfer Partners LP	JPMorgan Chase	1.020%	USD	2,000	1.000%	12/20/18	—
Enterprise Products Operating LLC	JPMorgan Chase	0.687%	USD	1,000	1.000%	12/20/18	17
Enterprise Products Operating LLC	JPMorgan Chase	0.687%	USD	2,000	1.000%	12/20/18	34
Exelon Corp.	JPMorgan Chase	0.748%	USD	2,000	(1.000%)	12/20/18	(27)
Expedia, Inc.	JPMorgan Chase	1.571%	USD	2,000	(1.000%)	12/20/18	53
FedEx Corp.	JPMorgan Chase	0.660%	USD	3,000	1.000%	12/20/18	54
Freeport-McMoRan Copper & Gold, Inc.	JPMorgan Chase	1.369%	USD	2,000	(1.000%)	12/20/18	34
Fresenius SE & Co. KGaA	JPMorgan Chase	1.392%	EUR	1,000	1.000%	12/20/18	(25)
Fresenius SE & Co. KGaA	JPMorgan Chase	1.392%	EUR	1,000	1.000%	12/20/18	(25)
Gas Natural SDG SA	JPMorgan Chase	1.293%	EUR	1,500	(1.000%)	12/20/18	27
GKN Holdings PLC	JPMorgan Chase	1.225%	EUR	1,500	(1.000%)	12/20/18	20
Glencore International AG	JPMorgan Chase	1.602%	EUR	1,000	(1.000%)	12/20/18	38
Health Care REIT, Inc.	JPMorgan Chase	0.913%	USD	1,000	1.000%	12/20/18	5
Health Care REIT, Inc.	JPMorgan Chase	0.913%	USD	2,000	1.000%	12/20/18	11
Hewlett-Packard Co.	JPMorgan Chase	1.537%	USD	2,000	(1.000%)	12/20/18	50
Holcim, Ltd	JPMorgan Chase	1.215%	EUR	1,000	1.000%	12/20/18	(13)
Holcim, Ltd	JPMorgan Chase	1.215%	EUR	1,500	1.000%	12/20/18	(19)
Host Hotels & Resorts L.P.	JPMorgan Chase	1.072%	USD	2,000	1.000%	12/20/18	(5)
Imperial Tobacco Group PLC	JPMorgan Chase	0.754%	EUR	1,500	1.000%	12/20/18	27
International Paper Co.	JPMorgan Chase	0.880%	USD	1,500	(1.000%)	12/20/18	(11)
ITV PLC	JPMorgan Chase	1.056%	EUR	1,500	5.000%	12/20/18	411
Johnson & Johnson	JPMorgan Chase	0.188%	USD	2,000	(1.000%)	12/20/18	(84)
Kinder Morgan Energy Partners LP	JPMorgan Chase	0.834%	USD	2,000	1.000%	12/20/18	19
Kinder Morgan, Inc.	JPMorgan Chase	1.791%	USD	2,000	1.000%	12/20/18	(74)
Kingfisher PLC	JPMorgan Chase	0.773%	EUR	1,500	(1.000%)	12/20/18	(25)
Klepierre	JPMorgan Chase	0.987%	EUR	1,000	1.000%	12/20/18	2
Kohl's Corp.	JPMorgan Chase	1.287%	USD	1,000	1.000%	12/20/18	(13)
Koninklijke Ahold NV	JPMorgan Chase	0.754%	EUR	1,000	1.000%	12/20/18	18
Koninklijke Ahold NV	JPMorgan Chase	0.754%	EUR	1,500	1.000%	12/20/18	27
Ladbrokes PLC	JPMorgan Chase	2.818%	EUR	1,000	5.000%	12/20/18	(108)
Lanxess Aktiengesellschaft	JPMorgan Chase	1.332%	EUR	1,000	(1.000%)	12/20/18	21
Marks and Spencer PLC	JPMorgan Chase	1.506%	EUR	1,500	1.000%	12/20/18	(48)
Masco Corp.	JPMorgan Chase	1.659%	USD	1,500	(5.000%)	12/20/18	(253)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 569

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
MeadWestvaco Corp.	JPMorgan Chase	1.007%	USD	1,000	1.000%	12/20/18	1
MeadWestvaco Corp.	JPMorgan Chase	1.007%	USD	2,000	1.000%	12/20/18	2
Motorola Solutions, Inc.	JPMorgan Chase	0.775%	USD	1,000	1.000%	12/20/18	12
Motorola Solutions, Inc.	JPMorgan Chase	0.775%	USD	2,000	1.000%	12/20/18	25
Nabors Industries, Inc.	JPMorgan Chase	1.566%	USD	2,000	(1.000%)	12/20/18	53
Newell Rubbermaid, Inc.	JPMorgan Chase	0.562%	USD	3,000	1.000%	12/20/18	69
Newmont Mining Corp.	JPMorgan Chase	2.640%	USD	1,000	(1.000%)	12/20/18	76
Next PLC	JPMorgan Chase	0.675%	EUR	1,500	1.000%	12/20/18	36
NextEra Energy Capital Holdings, Inc.	JPMorgan Chase	0.951%	USD	3,000	1.000%	12/20/18	11
Noble Energy, Inc.	JPMorgan Chase	0.688%	USD	3,000	1.000%	12/20/18	50
Norfolk Southern Corp.	JPMorgan Chase	0.258%	USD	2,000	(1.000%)	12/20/18	(77)
NRG Energy, Inc.	JPMorgan Chase	3.226%	USD	1,000	5.000%	12/20/18	89
NRG Energy, Inc.	JPMorgan Chase	3.226%	USD	1,000	5.000%	12/20/18	89
Occidental Petroleum Corp.	JPMorgan Chase	0.680%	USD	2,000	1.000%	12/20/18	34
ONEOK, Inc.	JPMorgan Chase	1.218%	USD	1,000	1.000%	12/20/18	(10)
Pearson PLC	JPMorgan Chase	0.575%	EUR	1,500	1.000%	12/20/18	46
Pernod Ricard	JPMorgan Chase	0.902%	EUR	1,000	1.000%	12/20/18	8
Pernod Ricard	JPMorgan Chase	0.902%	EUR	1,500	1.000%	12/20/18	12
Pioneer Natural Resources Co.	JPMorgan Chase	0.661%	USD	2,000	1.000%	12/20/18	36
Pitney Bowes, Inc.	JPMorgan Chase	1.578%	USD	2,000	(1.000%)	12/20/18	54
Prologis LP	JPMorgan Chase	0.927%	USD	1,000	1.000%	12/20/18	5
Prologis LP	JPMorgan Chase	0.927%	USD	2,000	1.000%	12/20/18	10
Quest Diagnostics, Inc.	JPMorgan Chase	1.195%	USD	1,000	1.000%	12/20/18	(8)
Quest Diagnostics, Inc.	JPMorgan Chase	1.195%	USD	2,000	1.000%	12/20/18	(17)
R.R. Donnelley & Sons Co.	JPMorgan Chase	2.825%	USD	1,000	(5.000%)	12/20/18	(109)
Rentokil Initial PLC	JPMorgan Chase	0.980%	EUR	1,500	1.000%	12/20/18	4
Reynolds American, Inc.	JPMorgan Chase	0.645%	USD	1,000	1.000%	12/20/18	19
Reynolds American, Inc.	JPMorgan Chase	0.645%	USD	2,000	1.000%	12/20/18	38
Rolls-Royce PLC	JPMorgan Chase	0.540%	EUR	1,500	(1.000%)	12/20/18	(49)
RPM International, Inc.	JPMorgan Chase	0.835%	USD	2,000	1.000%	12/20/18	19
Ryder System, Inc.	JPMorgan Chase	0.795%	USD	2,000	(1.000%)	12/20/18	(23)
Ryland Group, Inc. (The)	JPMorgan Chase	2.411%	USD	1,000	(5.000%)	12/20/18	(129)
SABMiller PLC	JPMorgan Chase	0.535%	EUR	1,500	1.000%	12/20/18	50
Safeway, Ltd.	JPMorgan Chase	0.754%	EUR	1,500	1.000%	12/20/18	27
Schneider Electric SA	JPMorgan Chase	0.697%	EUR	1,500	(1.000%)	12/20/18	(33)
Simon Property Group LP	JPMorgan Chase	0.524%	USD	2,000	(1.000%)	12/20/18	(49)
Simon Property Group LP	JPMorgan Chase	0.529%	USD	2,000	1.000%	12/20/18	50
Spectra Energy Capital LLC	JPMorgan Chase	0.895%	USD	2,000	1.000%	12/20/18	13
Suedzucker Mannheim Ochsenfurt AG	JPMorgan Chase	0.754%	EUR	1,500	(1.000%)	12/20/18	(27)
Tesoro Corp.	JPMorgan Chase	2.481%	USD	1,000	(5.000%)	12/20/18	(126)
The Hillshire Brands Co.	JPMorgan Chase	1.025%	USD	1,000	1.000%	12/20/18	—
The Hillshire Brands Co.	JPMorgan Chase	1.025%	USD	2,000	1.000%	12/20/18	—
The Sherwin-Williams Co. (The)	JPMorgan Chase	0.583%	USD	2,000	1.000%	12/20/18	44
The Western Union Co.	JPMorgan Chase	1.313%	USD	3,000	1.000%	12/20/18	(43)
Time Warner Cable, Inc.	JPMorgan Chase	2.031%	USD	1,000	1.000%	12/20/18	(48)
Time Warner Cable, Inc.	JPMorgan Chase	2.031%	USD	1,000	1.000%	12/20/18	(48)
Transocean, Inc.	JPMorgan Chase	1.394%	USD	2,000	(1.000%)	12/20/18	36
Tyson Foods, Inc.	JPMorgan Chase	0.945%	USD	2,000	1.000%	12/20/18	8
United Utilities PLC	JPMorgan Chase	1.244%	EUR	1,500	1.000%	12/20/18	(22)
Universal Health Services Inc.	JPMorgan Chase	1.291%	USD	3,000	1.000%	12/20/18	(39)
Valero Energy Corp.	JPMorgan Chase	1.052%	USD	2,000	(1.000%)	12/20/18	3
Valero Energy Corp.	JPMorgan Chase	1.154%	EUR	1,500	(1.000%)	12/20/18	13
Verizon Communications, Inc.	JPMorgan Chase	0.510%	USD	2,000	1.000%	12/20/18	51
Vivendi	JPMorgan Chase	1.124%	EUR	1,500	(1.000%)	12/20/18	10
Vornado Realty LP	JPMorgan Chase	0.736%	USD	1,000	1.000%	12/20/18	14
Vornado Realty LP	JPMorgan Chase	0.736%	USD	2,000	1.000%	12/20/18	29
Vulcan Materials Co.	JPMorgan Chase	1.858%	USD	2,000	5.000%	12/20/18	316

See accompanying notes which are an integral part of the financial statements.

570 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Credit Default Swap Contracts
Amounts in thousands
Corporate Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Waste Management, Inc.	JPMorgan Chase	0.584%	USD	3,000	1.000%	12/20/18	66
Weatherford International, Ltd.	JPMorgan Chase	1.365%	USD	2,000	(1.000%)	12/20/18	33
Whirlpool Corp.	JPMorgan Chase	0.945%	USD	2,000	(1.000%)	12/20/18	(8)
Wolters Kluwer NV	JPMorgan Chase	0.675%	EUR	1,500	1.000%	12/20/18	36
YUM! Brands, Inc.	JPMorgan Chase	0.610%	USD	2,000	1.000%	12/20/18	41
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - $587							1,013

Credit Indices
			Fund (Pays)/		Fair
			Receives	Termination	Value
Reference Entity	Counterparty	Notional Amount	Fixed Rate	Date	$
iTraxx Europe Index	JPMorgan Chase	EUR 3,750	(1.000%)	12/20/17	(77)
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $68					(77)
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $655 (å)					936

Consolidated Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Long-Term Investments
Asset-Backed Securities	$—	$5,834	$—	$5,834	0.6
Corporate Bonds and Notes	—	61,498	2,481	63,979	7.0
International Debt	—	11,443	—	11,443	1.3
Loan Agreements	—	22,983	—	22,983	2.5
Mortgage-Backed Securities	—	13,313	—	13,313	1.5
Municipal Bonds	—	3,403	1,314	4,717	0.5
Non-US Bonds	—	15,546	—	15,546	1.7
United States Government Treasuries	—	19,846	—	19,846	2.2
Common Stocks
Consumer Discretionary	40,473	—	229	40,702	4.5
Consumer Staples	1,758	—	—	1,758	0.2
Energy	21,142	—	—	21,142	2.3
Financial Services	86,613	—	373	86,986	9.5
Health Care	11,893	—	—	11,893	1.3
Materials and Processing	23,250	—	—	23,250	2.5
Producer Durables	10,087	—	—	10,087	1.1
Technology	27,209	—	—	27,209	3.0
Utilities	13,900	—	—	13,900	1.5
Preferred Stocks	2,256	—	—	2,256	0.2
Options Purchased	28,914	1,345	2	30,261	3.3
Warrants & Rights	170	—	—	170	— *
Short-Term Investments	—	427,769	—	427,769	46.8
Repurchase Agreements	—	800	—	800	0.1
Total Investments	267,665	583,780	4,399	855,844	93.6
Securities Sold Short***
Long-Term Investments	—	(27,687)	—	(27,687)	(3.0)
Common Stock	(9,823)	—	—	(9,823)	(1.1)
Investments in Other Funds	(3,154)	—	—	(3,154)	(0.3)
Other Assets and Liabilities, Net					10.8
					100.0
Other Financial Instruments

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 571

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2013

Consolidated Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Futures Contracts	852	—	—	852	0.1
Options Written	(13,310)	(858)	—	(14,168)	(1.6)
Foreign Currency Exchange Contracts	23	(613)	—	(590)	(0.1)
Index Swaps	—	(2)	—	(2)	(—*)
Interest Rate Swap Contracts	—	(332)	—	(332)	(—*)
Credit Default Swap Contracts	—	281	—	281	—*
Total Other Financial Instruments**	$(12,435)	$(1,524)	$—	$(13,959)

*      Less than .05% of net assets.
**    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
***  Refer to Schedule of Investments for detailed sector breakout.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

572 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

			Foreign
	Equity	Credit	Currency Interest Rate		Commodity
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$28,900	$—	$886	$461	$14
Unrealized appreciation on foreign currency exchange contracts	—	—	5,767	—	—
Variation margin on futures contracts***	1,953	—	—	1,682	410
Interest rate swap contracts, at fair value	—	—	—	303	—
Credit default swap contracts, at fair value	—	4,136	—	—	—
Total	$30,853	$4,136	$6,653	$2,446	$424

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts***	463	—	218	1,362	1,150
Unrealized depreciation on foreign currency exchange contracts	—	—	6,357	—	—
Options written, at fair value	13,310	—	464	394	—
Index swap contracts, at fair value	2	—	—	—	—
Interest rate swap contracts, at fair value	—	—	—	544	—
Credit default swap contracts, at fair value	—	3,200	—	—	—
Total	$13,775	$3,200	$7,039	$2,300	$1,150

			Foreign
	Equity	Credit	Currency	Interest Rate	Commodity
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments**	$(24,903)	$—	$(1,118)	$131	$(118)
Futures contracts	12,467	—	1,999	(3,637)	(2,616)
Options written	(8,104)	—	394	—	8
Index swap contracts	(5)	—	—	—	—
Interest rate swap contracts	—	—	—	(81)	—
Credit default swap contracts	—	(1,886)	—	—	—
Currency swap contracts	—	—	(55)	—	—
Foreign currency-related transactions****	—	—	14,894	—	—
Total	$(20,545)	$(1,886)	$16,114	$(3,587)	$(2,726)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	8,751	—	(366)	(1,581)	1
Futures contracts	2,226	—	(344)	(15)	(386)
Options written	(5,367)	—	(8)	969	—
Index swap contracts	(2)	—	—	—	—
Interest rate swap contracts	—	—	—	(309)	—
Credit default swap contracts	—	815	—	—	—
Currency swap contracts	—	—	13	—	—
Foreign currency-related transactions******	—	—	615	—	—
Total	$5,608	$815	$(90)	$(936)	$(385)

* Fair value of purchased options.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 573

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$821,505
Investments, at fair value(>)	855,844
Cash	3,259
Cash (restricted)(a)(b)(c)	16,543
Deposits with brokers for securities sold short	26,141
Foreign currency holdings(^)	12,552
Unrealized appreciation on foreign currency exchange contracts	5,767
Receivables:
Dividends and interest	2,775
Dividends from affiliated Russell funds	29
Investments sold	68,117
Fund shares sold	1,696
Investments matured(<)	874
Variation margin on futures contracts	28,360
Interest rate swap contracts, at fair value(•)	303
Credit default swap contracts, at fair value(+)	4,136
Total assets	1,026,396

Liabilities
Payables:
Due to broker(d)(e)	11,124
Deposits owed to brokers for securities sold short	1
Investments purchased	30,154
Fund shares redeemed	3,024
Accrued fees to affiliates	1,304
Other accrued expenses	317
Variation margin on futures contracts	1,203
Dividends for securities sold short	743
Unfunded loan committment	49
Unrealized depreciation on foreign currency exchange contracts	6,357
Options written, at fair value(x)	14,168
Securities sold short, at fair value(‡)	40,664
Index swap contracts, at fair value(8)	2
Interest rate swap contracts, at fair value(•)	544
Credit default swap contracts, at fair value(+)	3,200
Total liabilities	112,854

Net Assets	$913,542

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

574 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,978
Accumulated net realized gain (loss)	(15,401)
Unrealized appreciation (depreciation) on:
Investments	34,339
Futures contracts	852
Options written	(4,143)
Index swap contracts	(2)
Interest rate swap contracts	(332)
Credit default swap contracts	281
Securities sold short	(183)
Investments matured	42
Foreign currency-related transactions	(776)
Shares of beneficial interest	897
Additional paid-in capital	894,990
Net Assets	$913,542
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.15
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.77
Class A — Net assets	$2,946,196
Class A — Shares outstanding ($.01 par value)	290,382
Net asset value per share: Class C(#)	$10.07
Class C — Net assets	$6,399,854
Class C — Shares outstanding ($.01 par value)	635,677
Net asset value per share: Class E(#)	$10.15
Class E — Net assets	$16,935,834
Class E — Shares outstanding ($.01 par value)	1,669,034
Net asset value per share: Class S(#)	$10.18
Class S — Net assets	$566,322,564
Class S — Shares outstanding ($.01 par value)	55,644,462
Net asset value per share: Class Y(#)	$10.20
Class Y — Net assets	$320,937,648
Class Y — Shares outstanding ($.01 par value)	31,454,931
Amounts in thousands
(^) Foreign currency holdings - cost	$12,750
(x) Premiums received on options written	$10,025
(8) Index swap contracts - premiums paid (received)	$—
(+) Credit default swap contracts - premiums paid (received)	$655
(•) Interest rate swap contracts - premiums paid (received)	$91
(<) Investments matured - cost	$832
(‡) Proceeds on securities sold short	$40,481
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$301,294
(a) Cash Collateral for Futures	$1,686
(b) Cash Collateral for Swaps	$12,209
(c) Cash Collateral for Options	$2,648
(d) Due to Broker for Swaps	$1,730
(e) Due to Broker for Options	$9,394

(#)     Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 575

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$5,383
Dividends from affiliated Russell funds	370
Interest	8,931
Total investment income	14,684

Expenses
Advisory fees	13,194
Administrative fees	424
Custodian fees	617
Distribution fees - Class A	6
Distribution fees - Class C	34
Transfer agent fees - Class A	5
Transfer agent fees - Class C	9
Transfer agent fees - Class E	30
Transfer agent fees - Class S	987
Transfer agent fees - Class Y	14
Professional fees	177
Registration fees	98
Shareholder servicing fees - Class C	11
Shareholder servicing fees - Class E	38
Trustees’ fees	21
Printing fees	317
Dividends from securities sold short	1,208
Interest expense paid on securities sold short	563
Offering fees	238
Miscellaneous	47
Expenses before reductions	18,038
Expense reductions	(659)
Net expenses	17,379
Net investment income (loss)	(2,695)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(7,924)
Futures contracts	8,213
Options written	(7,702)
Index swap contracts	(5)
Interest rate swap contracts	(81)
Credit default swap contracts	(1,886)
Currency swap contracts	(55)
Securities sold short	(10,315)
Foreign currency-related transactions	7,898
Net realized gain (loss)	(11,857)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	33,183
Futures contracts	1,481
Options written	(4,406)
Index swap contracts	(2)
Interest rate swap contracts	(309)
Credit default swap contracts	815
Currency swap contracts	13
Securities sold short	352
Investment matured	42

See accompanying notes which are an integral part of the financial statements.

576 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2013

Amounts in thousands
Foreign currency-related transactions	44
Net change in unrealized appreciation (depreciation)	31,213
Net realized and unrealized gain (loss)	19,356
Net Increase (Decrease) in Net Assets from Operations	$16,661

**      Less than $500.
(†)     The Statement of Operations is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 577

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2013	2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,695)	$(78)
Net realized gain (loss)	(11,857)	(2,818)
Net change in unrealized appreciation (depreciation)	31,213	(1,135)
Net increase (decrease) in net assets from operations	16,661	(4,031)

Share Transactions*
Net increase (decrease) in net assets from share transactions	161,509	739,403
Total Net Increase (Decrease) in Net Assets	178,170	735,372

Net Assets
Beginning of period	735,372	—
End of period	$913,542	$735,372
Undistributed (overdistributed) net investment income included in net assets	$2,978	$(425)

(1)     For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(†)     The Statement of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund
          Ltd.  (wholly owened subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

578 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	378	$3,840	28		$280
Payments for shares redeemed	(116)	(1,174)	—		—
Net increase (decrease)	262	2,666	28		280
Class C
Proceeds from shares sold	565	5,728	162		1,617
Payments for shares redeemed	(81)	(822)	(10)		(104)
Net increase (decrease)	484	4,906	152		1,513
Class E
Proceeds from shares sold	538	5,475	1,374		13,735
Payments for shares redeemed	(216)	(2,197)	(27)		(267)
Net increase (decrease)	322	3,278	1,347		13,468
Class S
Proceeds from shares sold	23,582	240,463	42,036		420,487
Payments for shares redeemed	(8,486)	(86,477)	(1,487)		(14,857)
Net increase (decrease)	15,096	153,986	40,549		405,630
Class Y
Proceeds from shares sold	1,706	17,397	32,082		321,452
Payments for shares redeemed	(2,039)	(20,724)	(294)		(2,940)
Net increase (decrease)	(333)	(3,327)	31,788		318,512
Total increase (decrease)	15,831	$161,509	73,864		$739,403

(1)     For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 579

Russell Investment Company
Russell Multi-Strategy Alternative Fund

Consolidated Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from
	Beginning of	Investment	and Unrealized	Investment
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations
Class A
October 31, 2013	9.95	(.06)	.26	.20
October 31, 2012(5)	10.00	(.01)	(.04)	(.05)

Class C
October 31, 2013	9.94	(.13)	.26	.13
October 31, 2012(5)	10.00	(.03)	(.03)	(.06)

Class E
October 31, 2013	9.95	(.06)	.26	.20
October 31, 2012(5)	10.00	(.01)	(.04)	(.05)

Class S
October 31, 2013	9.95	(.04)	.27	.23
October 31, 2012(5)	10.00	(— )(f)	(.05)	(.05)

Class Y
October 31, 2013	9.96	(.02)	.26	.24
October 31, 2012(5)	10.00	—(f)	(.04)	(.04)

See accompanying notes which are an integral part of the financial statements.
580 Russell Multi-Strategy Alternative Fund

					%
			%	%	Ratio of Net
$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	(d)(e)	Turnover Rate(b)

10.15	2.01	2,946	2.47	2.39	(.59)	316
9.95	(.50)	279	2.47	2.39	(.42)	97

10.07	1.27	6,400	3.21	3.14	(1.33)	316
9.94	(.60)	1,505	3.20	3.12	(1.51)	97

10.15	1.97	16,936	2.47	2.39	(.63)	316
9.95	(.50)	13,401	2.52	2.43	(.62)	97

10.18	2.27	566,322	2.22	2.14	(.38)	316
9.95	(.50)	403,576	2.23	2.15	(.18)	97

10.20	2.41	320,938	2.02	1.94	(.20)	316
9.96	(.40)	316,611	2.03	1.96	.14	97

See accompanying notes which are an integral part of the financial statements.
Russell Multi-Strategy Alternative Fund 581

Russell Investment Company
Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2013 (Unaudited)

Russell Strategic Call Overwriting Fund - Class S			CBOE S&P 500 BuyWrite Index (BXMSM) **
	Total Return			Total Return
1 Year	7.74%		1 Year	7.56%
Inception*	6.94	%§	Inception *	5.99	%§

582 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2013
(Unaudited)

What is the Fund’s investment objective?	profile through a more diversified option tenor selection relative
The Russell Strategic Call Overwriting Fund (the “Fund”) seeks to	to the benchmark and is anticipated to adapt to market and
provide total return with lower volatility than U.S. equity markets.	volatility moves more quickly relative to a static, monthly option buy write approach. The Fund utilizes weekly, bi-weekly and
How did the Fund perform relative to its benchmark for the	monthly options that are slightly in-the-money to slightly out-of-
fiscal year ended October 31, 2013?	the-money.
For the fiscal year ended October 31, 2013, the Russell Strategic	Since the Fund seeks a smoother overwriting profile through
Call Overwriting Fund’s Class S Shares gained 7.74%. This	overlapping and diversified option tenors, the Fund was able to is compared to the Fund’s benchmark, the CBOE S&P 500®
exceed the benchmark return over the fiscal year while taking
BuyWrite Index, which gained 7.56% during the same period.	recurring defensive positions. The Fund’s quantitative models
The Fund’s performance includes operating expenses, whereas	indicated defensive positions based on negative momentum and
index returns are unmanaged and do not include expenses of any	other recurring factors during the year. However, these indications
kind.	were short lived and the Fund saw its upside performance
For the fiscal year ended October 31, 2013, the Lipper®	potential capped during the strong market upswings, particularly
Alternative Long/Short Equity Funds Average, a group of funds	in October.
that Lipper considers to have investment strategies similar to
those of the Fund, gained 10.90%. This result serves as a peer	Describe any changes to the Fund’s structure or the money
comparison and is expressed net of operating expenses.	manager line-up.
During the third quarter, RIMCo implemented a long/short VIX
How did the market conditions described in the Market	option strategy in the Fund. This strategy generally seeks gains
Summary report affect the Fund’s performance?	during periods of market volatility through positive carry received
Fund performance was negatively impacted by the low levels of	from the purchase of VIX put options (which are intended to
premiums (cash) received from the S&P 500® option overlay for	offset the cost of long volatility exposure) and provides the Fund
most of the fiscal year period. This is a result of the historically	potential for added “tail risk” protection.
low levels of implied volatility (the volatility of an underlying
instrument implied by an options’ price) as measured by the	The views expressed in this report reflect those of the portfolio
CBOE Volatility Index (“VIX”). The VIX averaged 14.80% during	managers only through the end of the period covered by
the fiscal year, lower than its long term average of approximately	the report. These views do not necessarily represent the
21.00%.	views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
How did the investment strategies and techniques employed	at any time based upon market conditions or other events,
by the Fund and its money managers affect its benchmark	and RIMCo disclaims any responsibility to update the views
relative performance?	contained herein. These views should not be relied on as
The Fund seeks to be less time and path dependent relative to the	investment advice and, because investment decisions for
buy write approach of the Fund’s benchmark, which only trades	a Russell Investment Company (“RIC”) Fund are based on
options once per month. The Fund seeks a smoother overwriting	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* The Fund first issued class S Shares on August 15, 2012.

** CBOE S&P 500 BuyWrite Index (BXMSM ) Index is a passive total return index based on (1) buying an S&P 500® stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM ) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Call Overwriting Fund 583

Russell Investment Company
Russell Strategic Call Overwriting Fund

Shareholder Expense Example — October 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class S	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2013	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2013	$1,010.80	$1,020.32
May 1, 2013 to October 31, 2013.	Expenses Paid During Period*	$4.92	$4.94

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half year
Performance” provides information about actual account values	period). May reflect amounts waived, reimbursed and/or other credits. Without
and actual expenses. You may use the information in this column,	any waivers, reimbursements and/or other credits, expenses would have been
together with the amount you invested, to estimate the expenses	higher.
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

584 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 90.8%			Newell Rubbermaid, Inc.	1,515	45
			News Corp. Class A	3,122	55
Consumer Discretionary - 12.9%			Nielsen Holdings NV	237	9
Abercrombie & Fitch Co. Class A	705	26	Nike, Inc. Class B	4,702	356
Advance Auto Parts, Inc.	242	24	Nu Skin Enterprises, Inc. Class A	284	33
Amazon.com, Inc.(Æ)	2,145	781	Pandora Media, Inc.(Æ)	1,810	46
AMC Networks, Inc. Class A(Æ)	208	15	PulteGroup, Inc.	2,943	52
Ascena Retail Group, Inc.(Æ)	3,338	66	PVH Corp.	797	99
AutoNation, Inc.(Æ)	793	38	Regal Entertainment Group Class A	1,672	32
Avon Products, Inc.	3,858	68	Sally Beauty Holdings, Inc.(Æ)	375	10
Bally Technologies, Inc.(Æ)	834	61	Scripps Networks Interactive, Inc. Class A	1,021	82
Best Buy Co., Inc.	2,196	94	SeaWorld Entertainment, Inc.	715	21
Big Lots, Inc.(Æ)	981	36	Starbucks Corp.	4,137	335
Cablevision Systems Corp. Class A	2,094	33	Target Corp.	3,226	209
CarMax, Inc.(Æ)	2,143	101	Taylor Morrison Home Corp. Class A(Æ)	957	21
Carter's, Inc.	1,537	106	Tempur Sealy International, Inc.(Æ)	219	8
Charter Communications, Inc. Class A(Æ)	238	32	Tesla Motors, Inc.(Æ)	344	55
Chico's FAS, Inc.	1,305	22	Tiffany & Co.	1,156	92
Choice Hotels International, Inc.	141	7	Time Warner, Inc.	6,059	417
Cinemark Holdings, Inc.	781	26	TJX Cos., Inc.	5,458	332
Clear Channel Outdoor Holdings, Inc. Class			TripAdvisor, Inc.(Æ)	769	64
A(Æ)	2,880	24	Urban Outfitters, Inc.(Æ)	1,573	60
Comcast Corp. Class A(Æ)	15,330	729	Visteon Corp.(Æ)	226	17
Costco Wholesale Corp.	3,082	364	Wal-Mart Stores, Inc.(¡)	9,080	697
Darden Restaurants, Inc.	768	40	Walt Disney Co. (The)(¡)	10,256	703
Deckers Outdoor Corp.(Æ)	368	25	Washington Post Co. (The) Class B	105	68
DIRECTV(Æ)	4,121	258	Weight Watchers International, Inc.	592	19
Dollar General Corp.(Æ)	2,083	120	Whirlpool Corp.	556	81
DR Horton, Inc.	2,712	51	Wyndham Worldwide Corp.	1,962	130
DreamWorks Animation SKG, Inc. Class
A(Æ)	725	25			10,772
DSW, Inc. Class A	479	42
Dunkin' Brands Group, Inc.	958	46	Consumer Staples - 7.9%
eBay, Inc.(Æ)	6,241	329	Altria Group, Inc.	14,720	548
Expedia, Inc.	692	41	Bunge, Ltd.	647	53
Family Dollar Stores, Inc.	1,048	72	Campbell Soup Co.	3,540	151
Ford Motor Co.	23,278	398	Coca-Cola Co. (The)(¡)	22,028	872
Fortune Brands Home & Security, Inc.	621	27	Colgate-Palmolive Co.	6,052	392
Fossil Group, Inc.(Æ)	397	50	Constellation Brands, Inc. Class A(Æ)	969	63
GameStop Corp. Class A	1,714	94	CVS Caremark Corp.	7,136	444
Gannett Co., Inc.	2,937	81	GNC Holdings, Inc. Class A	545	32
General Motors Co.(Æ)	3,021	112	Green Mountain Coffee Roasters, Inc.(Æ)	526	33
Gentex Corp.	1,627	48	Herbalife, Ltd.	359	23
Goodyear Tire & Rubber Co. (The)	2,724	57	Hillshire Brands Co.	755	25
H&R Block, Inc.	2,631	75	Hormel Foods Corp.	3,024	132
Harman International Industries, Inc.	482	39	Kimberly-Clark Corp.	2,919	315
Hasbro, Inc.	1,950	101	Kraft Foods Group, Inc.(Æ)	3,862	210
Home Depot, Inc.(¡)	8,950	697	Molson Coors Brewing Co. Class B	1,487	80
Hyatt Hotels Corp. Class A(Æ)	488	23	Mondelez International, Inc. Class A	10,761	362
International Game Technology	2,651	50	PepsiCo, Inc.(¡)	9,581	806
Interpublic Group of Cos., Inc. (The)	3,532	59	Philip Morris International, Inc.(¡)	9,049	807
Lamar Advertising Co. Class A(Æ)	451	21	Procter & Gamble Co. (The)(¡)	14,110	1,139
Lear Corp.	1,437	111	Safeway, Inc.	2,324	81
Leggett & Platt, Inc.	680	20	Tyson Foods, Inc. Class A	2,568	71
Lennar Corp. Class A	954	34			6,639
Liberty Media Corp. - Interactive(Æ)	2,762	74
Madison Square Garden Co. (The) Class			Energy - 9.2%
A(Æ)	323	20	Anadarko Petroleum Corp.	3,508	334
McDonald's Corp.	5,971	576	Apache Corp.	3,229	287
Michael Kors Holdings, Ltd.(Æ)	481	37	Cheniere Energy, Inc.(Æ)	1,236	49
Netflix, Inc.(Æ)	367	118	Chevron Corp.(¡)	10,996	1,319

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 585

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cobalt International Energy, Inc.(Æ)	440	10	Goldman Sachs Group, Inc. (The)	2,678	431
ConocoPhillips	8,741	641	Hudson City Bancorp, Inc.	5,916	53
CONSOL Energy, Inc.	1,754	64	Huntington Bancshares, Inc.	11,657	103
Denbury Resources, Inc.(Æ)	5,120	97	JPMorgan Chase & Co.(¡)	19,843	1,023
Diamond Offshore Drilling, Inc.	1,121	70	Kilroy Realty Corp.(ö)	1,430	76
Exxon Mobil Corp.(¡)	23,773	2,131	Legg Mason, Inc.	2,165	83
First Solar, Inc.(Æ)	501	25	Lender Processing Services, Inc.	708	24
Halliburton Co.	7,617	404	Leucadia National Corp.	2,584	73
Helmerich & Payne, Inc.	1,227	95	Lincoln National Corp.	3,179	144
HollyFrontier Corp.	948	44	Macerich Co. (The)(ö)	1,138	67
Kosmos Energy, Ltd.(Æ)	1,026	11	MasterCard, Inc. Class A	691	495
Nabors Industries, Ltd.	4,749	83	MBIA, Inc.(Æ)	504	6
National Oilwell Varco, Inc.	2,857	232	MetLife, Inc.	6,782	321
Newfield Exploration Co.(Æ)	1,388	42	NASDAQ OMX Group, Inc. (The)	2,333	83
Occidental Petroleum Corp.	5,447	523	NYSE Euronext	3,004	132
Peabody Energy Corp.	1,825	36	Old Republic International Corp.	1,160	19
QEP Resources, Inc.	1,612	53	People's United Financial, Inc.	6,651	96
Rowan Companies PLC(Æ)	1,570	57	Plum Creek Timber Co., Inc.(ö)	2,000	91
Schlumberger, Ltd.(¡)	8,398	787	Raymond James Financial, Inc.	1,908	87
SM Energy Co.	785	70	Realty Income Corp.(ö)	1,467	61
Superior Energy Services, Inc.(Æ)	1,913	51	RenaissanceRe Holdings, Ltd.	1,137	106
Tesoro Corp.	1,113	54	SEI Investments Co.	2,715	90
Ultra Petroleum Corp.(Æ)	832	15	Simon Property Group, Inc.(ö)	2,569	397
Whiting Petroleum Corp.(Æ)	1,117	75	SL Green Realty Corp.(ö)	803	76
WPX Energy, Inc.(Æ)	2,077	46	StanCorp Financial Group, Inc.	824	48
		7,705	Synovus Financial Corp.	8,193	27
			Taubman Centers, Inc.(ö)	918	60
Financial Services - 16.7%			TD Ameritrade Holding Corp.	4,432	121
Affiliated Managers Group, Inc.(Æ)	867	171	Torchmark Corp.	2,123	155
Alliance Data Systems Corp.(Æ)	375	89	Total System Services, Inc.	2,598	77
American Campus Communities, Inc.(ö)	1,297	45	Unum Group	6,038	192
American Capital Agency Corp.(ö)	1,397	30	US Bancorp	13,270	496
American Express Co.(¡)	7,265	594	Visa, Inc. Class A	3,172	624
American International Group, Inc.	9,212	476	Waddell & Reed Financial, Inc. Class A	2,936	181
Apartment Investment & Management Co.			Weingarten Realty Investors(ö)	2,356	75
Class A(ö)	2,311	65	Wells Fargo & Co.(¡)	28,279	1,207
Ares Capital Corp.	3,489	61	WR Berkley Corp.	1,829	80
Assurant, Inc.	1,255	73	XL Group PLC Class A	3,586	110
Bank of America Corp.(¡)	57,159	798	Zions Bancorporation	4,152	118
Berkshire Hathaway, Inc. Class B(Æ)(¡)	10,016	1,153			13,988
CapitalSource, Inc.	2,125	28
CBRE Group, Inc. Class A(Æ)	3,976	92	Health Care - 11.3%
Chimera Investment Corp.(ö)	2,226	7	Abbott Laboratories	8,513	311
Cincinnati Financial Corp.	4,053	203	AbbVie, Inc.	8,513	412
Citigroup, Inc.(¡)	15,471	755	Actavis PLC(Æ)	241	37
Comerica, Inc.	2,923	127	Aetna, Inc.	1,106	69
DDR Corp.(ö)	6,591	112	Allscripts Healthcare Solutions, Inc.(Æ)	993	14
Digital Realty Trust, Inc.(ö)	593	28	Amgen, Inc.	4,568	530
Duke Realty Corp.(ö)	4,212	70	Baxter International, Inc.	4,204	277
Dun & Bradstreet Corp. (The)	600	65	Biogen Idec, Inc.(Æ)	1,744	426
E*Trade Financial Corp.(Æ)	4,055	69	Bristol-Myers Squibb Co.	9,054	476
Eaton Vance Corp.	3,867	162	Bruker Corp.(Æ)	746	15
Equifax, Inc.	1,139	74	CareFusion Corp.(Æ)	2,178	84
Federal Realty Investment Trust(ö)	1,153	119	Catamaran Corp.(Æ)	762	36
Federated Investors, Inc. Class B	2,001	54	Celgene Corp.(Æ)	998	148
Fidelity National Financial, Inc. Class A	4,096	115	Dentsply International, Inc.	2,494	117
Fidelity National Information Services, Inc.	2,319	113	Eli Lilly & Co.	6,412	319
First Horizon National Corp.	3,802	40	Express Scripts Holding Co.(Æ)	4,536	284
Fotex Holding SE(Æ)	12,491	426	Gilead Sciences, Inc.(Æ)	8,082	574
Genworth Financial, Inc. Class A(Æ)	4,514	66	HCA Holdings, Inc.	842	40

See accompanying notes which are an integral part of the financial statements.

586 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Health Net, Inc.(Æ)	409	12	Ametek, Inc.	1,493	71
Henry Schein, Inc.(Æ)	1,290	145	Avery Dennison Corp.	1,187	56
Hill-Rom Holdings, Inc.	428	18	Boeing Co. (The)	4,758	621
Hospira, Inc.(Æ)	1,347	55	Booz Allen Hamilton Holding Corp. Class A	1,211	24
IDEXX Laboratories, Inc.(Æ)	612	66	Caterpillar, Inc.	4,430	369
Incyte Corp., Ltd.(Æ)	500	20	Chicago Bridge & Iron Co.	461	34
Johnson & Johnson(¡)	15,478	1,433	Cintas Corp.	1,276	69
Medivation, Inc.(Æ)	424	25	Copa Holdings Class A	212	32
Medtronic, Inc.	8,389	482	Delta Air Lines, Inc.	1,496	40
Merck & Co., Inc.(¡)	16,419	740	Emerson Electric Co.	6,226	417
Myriad Genetics, Inc.(Æ)	401	10	Flir Systems, Inc.	1,971	56
Patterson Cos., Inc.	2,093	89	Flowserve Corp.	2,703	188
PerkinElmer, Inc.	2,794	106	GATX Corp.	511	26
Pfizer, Inc.(¡)	38,135	1,170	General Electric Co.(¡)	53,459	1,397
Regeneron Pharmaceuticals, Inc.(Æ)	525	151	Genpact, Ltd.(Æ)	676	13
ResMed, Inc.	905	47	Harsco Corp.	1,543	43
Sirona Dental Systems, Inc.(Æ)	468	34	Honeywell International, Inc.	5,476	475
Tenet Healthcare Corp.(Æ)	1,398	66	IDEX Corp.	2,248	155
United Therapeutics Corp.(Æ)	369	33	IHS, Inc. Class A(Æ)	339	37
UnitedHealth Group, Inc.	6,346	433	Iron Mountain, Inc.	1,017	27
Varian Medical Systems, Inc.(Æ)	1,286	93	Jacobs Engineering Group, Inc.(Æ)	2,018	123
		9,397	Joy Global, Inc.	1,124	64
			Kennametal, Inc.	1,039	48
Materials and Processing - 3.4%			L-3 Communications Holdings, Inc.	1,630	164
Airgas, Inc.	844	92	Leidos Holdings Inc.	900	42
Albemarle Corp.	615	41	Mettler-Toledo International, Inc.(Æ)	508	126
Allegheny Technologies, Inc.	1,360	45	Navistar International Corp.(Æ)	312	11
Ball Corp.	2,047	100	Oshkosh Corp.(Æ)	638	30
Bemis Co., Inc.	1,486	59	Pall Corp.	1,518	122
Cabot Corp.	555	26	Pitney Bowes, Inc.	2,023	43
Domtar Corp.	329	28	Quanta Services, Inc.(Æ)	1,940	59
Dow Chemical Co. (The)	7,301	288	Robert Half International, Inc.	1,651	64
EI du Pont de Nemours & Co.	5,841	357	Rockwell Collins, Inc.	1,972	138
FMC Corp.	1,611	117	RR Donnelley & Sons Co.	1,424	26
Freeport-McMoRan Copper & Gold, Inc.	6,025	222	Ryder System, Inc.	494	33
Huntsman Corp.	1,323	31	Science Applications Inte	514	18
International Flavors & Fragrances, Inc.	861	71	Snap-on, Inc.	769	80
Kronos Worldwide, Inc.	478	7	Southwest Airlines Co.	4,139	71
Lennox International, Inc.	551	43	Teekay Corp.	526	23
Masco Corp.	3,011	64	Textron, Inc.	2,991	86
MeadWestvaco Corp.	1,933	67	Tidewater, Inc.	722	44
Monsanto Co.	3,711	389	TransDigm Group, Inc.	332	48
Owens-Illinois, Inc.(Æ)	1,379	44	Trimble Navigation, Ltd.(Æ)	1,732	50
Packaging Corp. of America	995	62	Union Pacific Corp.	3,294	499
Praxair, Inc.	2,502	312	United Parcel Service, Inc. Class B	5,379	528
Reliance Steel & Aluminum Co.	589	43	United Technologies Corp.	5,616	597
Rockwood Holdings, Inc.	1,147	73	URS Corp.	512	28
Sealed Air Corp.	2,145	65	Waters Corp.(Æ)	1,678	169
Southern Copper Corp.	1,575	44	WESCO International, Inc.(Æ)	875	75
Steel Dynamics, Inc.	1,639	29	Xylem, Inc.	2,411	83
Tahoe Resources, Inc.(Æ)	2,899	56			8,575
United States Steel Corp.	1,624	40
Vulcan Materials Co.	817	44	Technology - 13.8%
		2,859	Advanced Micro Devices, Inc.(Æ)	5,010	17
			Akamai Technologies, Inc.(Æ)	1,200	54
Producer Durables - 10.3%			Ansys, Inc.(Æ)	309	27
3M Co.(¡)	4,620	581	AOL, Inc.	413	15
Accenture PLC Class A	3,913	288	Apple, Inc.(¡)	4,551	2,377
AGCO Corp.	898	52	Avago Technologies, Ltd. Class A	839	38
Allison Transmission Holdings, Inc.	500	12	Avnet, Inc.	1,478	59

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 587

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal			Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$		or Shares			$
Cadence Design Systems, Inc.(Æ)	4,432	58	Questar Corp.		2,916		69
Cisco Systems, Inc.(¡)	27,749	624	SCANA Corp.		3,235		151
Computer Sciences Corp.	949	47	Southern Co.		8,452		346
Cree, Inc.(Æ)	943	57	TECO Energy, Inc.		7,299		125
Electronic Arts, Inc.(Æ)	3,031	80	Verizon Communications, Inc.(¡)		15,910		804
EMC Corp.	12,547	302	Westar Energy, Inc. Class A		1,532		49
Facebook, Inc. Class A(Æ)	770	39					4,392
Fortinet, Inc.(Æ)	757	15
Freescale Semiconductor, Ltd.(Æ)	543	8	Total Common Stocks
Google, Inc. Class A(Æ)(¡)	1,356	1,397	(cost $61,437)				75,874
Harris Corp.	1,332	83
Hewlett-Packard Co.	10,709	261	Options Purchased - 0.8%
IAC/InterActiveCorp	410	22	(Number of Contracts)
Informatica Corp.(Æ)	1,102	43	SPX Volatility Index Futures
Intel Corp.(¡)	26,046	636	(CBOE)
International Business Machines Corp.(¡)	4,559	817	Dec 2013 20.00 Call (350)	USD	35	(ÿ)	19
Jabil Circuit, Inc.	2,062	43	Dec 2013 25.00 Call (390)	USD	39	(ÿ)	11
JDS Uniphase Corp.(Æ)	3,969	52	Jan 2014 19.00 Call (350)	USD	35	(ÿ)	46
Lam Research Corp.(Æ)	1,621	88	Jan 2014 24.00 Call (390)	USD	39	(ÿ)	24
Linear Technology Corp.	4,274	176	Feb 2014 21.00 Call (150)	USD	15	(ÿ)	21
LinkedIn Corp. Class A(Æ)	183	41	Feb 2014 27.00 Call (390)	USD	39	(ÿ)	24
LSI Corp.	5,065	43	Nov 2013 16.00 Put (480)	USD	48	(ÿ)	96
Marvell Technology Group, Ltd.	1,954	23	Nov 2013 18.00 Put (390)	USD	39	(ÿ)	148
Maxim Integrated Products, Inc.	1,820	54	Dec 2013 15.00 Put (480)	USD	48	(ÿ)	51
Microchip Technology, Inc.	2,564	110	Dec 2013 19.00 Put (390)	USD	39	(ÿ)	164
Micron Technology, Inc.(Æ)	7,807	138	Jan 2014 18.00 Put (280)	USD	28	(ÿ)	76
Microsoft Corp.(¡)	40,184	1,421	Total Options Purchased
Molex, Inc.	2,768	107	(cost $719)				680
NetSuite, Inc.(Æ)	320	32
NeuStar, Inc. Class A(Æ)	844	39	Short-Term Investments - 7.0%
Oracle Corp.(¡)	21,559	722	Russell U.S. Cash Management Fund	5,816,457		(8)	5,816
QUALCOMM, Inc.(¡)	9,380	652
SBA Communications Corp. Class A(Æ)	1,440	126	Total Short-Term Investments
Seagate Technology PLC	1,208	59	(cost $5,816)				5,816
Skyworks Solutions, Inc.(Æ)	674	17	Total Investments 98.6%
SolarWinds, Inc.(Æ)	314	11	(identified cost $67,972)				82,370
Splunk, Inc.(Æ)	453	28
Teradyne, Inc.(Æ)	2,531	44	Other Assets and Liabilities,
Texas Instruments, Inc.	7,670	323	Net - 1.4%				1,171
VeriSign, Inc.(Æ)	1,322	72
Vishay Intertechnology, Inc.(Æ)	1,240	15	Net Assets - 100.0%				83,541
VMware, Inc. Class A(Æ)	362	29
Zynga, Inc. Class A(Æ)	1,760	6
		11,547

Utilities - 5.3%
AGL Resources, Inc.	1,337	64
Ameren Corp.	4,785	173
American Electric Power Co., Inc.	4,308	202
AT&T, Inc.(¡)	31,304	1,133
Calpine Corp.(Æ)	2,233	45
CMS Energy Corp.	8,171	224
Duke Energy Corp.	5,607	402
Frontier Communications Corp.	4,965	22
Integrys Energy Group, Inc.	1,111	65
NiSource, Inc.	5,272	166
NRG Energy, Inc.	2,835	81
OGE Energy Corp.	621	23
Pepco Holdings, Inc.	4,275	82
Pinnacle West Capital Corp.	2,955	166

See accompanying notes which are an integral part of the financial statements.

588 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures (CME)	43	USD	3,765	12/13	58
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					58

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional		Expiration	Fair Value
	Call/Put	Contracts	Price	Amount		Date	$
S&P 500 Index	Call	50	1,765.00	USD	5	11/01/13	(9)
S&P 500 Index	Call	45	1,770.00	USD	5	11/01/13	(3)
S&P 500 Index	Call	50	1,775.00	USD	5	11/08/13	(20)
S&P 500 Index	Call	65	1,780.00	USD	7	11/16/13	(29)
S&P 500 Index	Call	65	1,790.00	USD	7	11/22/13	(36)
S&P 500 Index	Call	65	1,800.00	USD	7	11/29/13	(31)
S&P 500 Index	Call	65	1,800.00	USD	7	12/06/13	(46)
S&P 500 Index Flex	Call	45	1,775.00	USD	5	11/06/13	(11)
SPX Volatility Index Futures (CBOE)	Put	480	14.00	USD	48	11/20/13	(26)
Total Liability for Options Written (premiums received $331) (å)							(211)

Transactions in options written contracts for the period ended October 31, 2013 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding October 31, 2012	407	$454
Opened	39,798	44,786
Closed	(39,275)	(44,909)
Outstanding October 31, 2013	930	$331

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1	Level 2	Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$10,772	$—		$—	$10,772	12.9
Consumer Staples	6,639	—		—	6,639	7.9
Energy	7,705	—		—	7,705	9.2
Financial Services	13,988	—		—	13,988	16.7
Health Care	9,397	—		—	9,397	11.3
Materials and Processing	2,859	—		—	2,859	3.4
Producer Durables	8,575	—		—	8,575	10.3
Technology	11,547	—		—	11,547	13.8
Utilities	4,392	—		—	4,392	5.3
Options Purchased	680	—		—	680	0.8
Short-Term Investments	—	5,816		—	5,816	7.0
Total Investments	76,554	5,816		—	82,370	98.6
Other Assets and Liabilities, Net						1.4
						100.0

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 589

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2013

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Other Financial Instruments
Futures Contracts	58	—	—	58	0.1
Options Written	(211)	—	—	(211)	(0.3)
Total Other Financial Instruments*	$(153)	$—	$—	$(153)

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2013, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

590 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Fair Value of Derivative Instruments — October 31, 2013

Amounts in thousands

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$680
Variation margin on futures contracts**		58
Total		$738

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value		$(211)

	Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***		$(326)
Futures contracts		1,184
Options written		(10,698)
Total		$(9,840)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****		$(39)
Futures contracts		91
Options written		(53)
Total		$(1)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 591

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities— October 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$67,972
Investments, at fair value(>)	82,370
Cash	400
Cash (restricted)(a)(b)	2,862
Receivables:
Dividends and interest	84
Dividends from affiliated Russell funds	1
Investments sold	101
Fund shares sold	64
Total assets	85,882

Liabilities
Payables:
Due to broker (c)	1,766
Investments purchased	212
Fund shares redeemed	7
Accrued fees to affiliates	50
Other accrued expenses	74
Variation margin on futures contracts	21
Options written, at fair value(x)	211
Total liabilities	2,341

Net Assets	$83,541

See accompanying notes which are an integral part of the financial statements.

592 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities, continued — October 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$28
Accumulated net realized gain (loss)	(10,201)
Unrealized appreciation (depreciation) on:
Investments	14,398
Futures contracts	58
Options written	120
Shares of beneficial interest	78
Additional paid-in capital	79,060
Net Assets	$83,541
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$10.64
Class S — Net assets	$83,540,690
Class S — Shares outstanding ($.01 par value)	7,848,932
Amounts in thousands
(x) Premiums received on options written	$331
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$5,816
(a) Cash Collateral for Futures	$1,050
(b) Cash Collateral for Options	$1,812
(c) Due to Broker for Options	$1,766
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 593

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Operations — For the Period Ended October 31, 2013

Amounts in thousands
Investment Income
Dividends	$1,543
Dividends from affiliated Russell funds	9
Interest	2
Total investment income	1,554

Expenses
Advisory fees	597
Administrative fees	36
Custodian fees	22
Transfer agent fees - Class S	149
Professional fees	63
Registration fees	53
Trustees’ fees	2
Printing fees	11
Offering fees	141
Miscellaneous	10
Expenses before reductions	1,084
Expense reductions	(360)
Net expenses	724
Net investment income (loss)	830

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(560)
Futures contracts	1,184
Options written	(10,698)
Net realized gain (loss)	(10,074)
Net change in unrealized appreciation (depreciation) on:
Investments	14,701
Futures contracts	91
Options written	(53)
Net change in unrealized appreciation (depreciation)	14,739
Net realized and unrealized gain (loss)	4,665
Net Increase (Decrease) in Net Assets from Operations	$5,495

See accompanying notes which are an integral part of the financial statements.

594 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2013	2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$830	$78
Net realized gain (loss)	(10,074)	300
Net change in unrealized appreciation (depreciation)	14,739	(163)
Net increase (decrease) in net assets from operations	5,495	215

Distributions
From net investment income
Class S	(882)	(44)
From net realized gain
Class S	(427)	—
Net decrease in net assets from distributions	(1,309)	(44)

Share Transactions*
Net increase (decrease) in net assets from share transactions	19,414	59,770
Total Net Increase (Decrease) in Net Assets	23,600	59,941

Net Assets
Beginning of period	59,941	—
End of period	$83,541	$59,941
Undistributed (overdistributed) net investment income included in net assets	$28	$80

(1) For the period August 16, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 595

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2013 and October 31, 2012 were as follows:

	2013		2012	(1)
	Shares	Dollars	Shares		Dollars

Class S
Proceeds from shares sold	2,366	$24,372	6,046		$60,664
Proceeds from reinvestment of distributions	129	1,309	4		43
Payments for shares redeemed	(603)	(6,267)	(93)		(937)
Total increase (decrease)	1,892	$19,414	5,957		$59,770

(1) For the period August 16, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

596 Russell Strategic Call Overwriting Fund

(This page intentionally left blank)

Russell Investment Company
Russell Strategic Call Overwriting Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain

Class S
October 31, 2013	10.06	.12	.65	.77	(.13)	(.06)
October 31, 2012(6)	10.00	.02	.05	.07	(.01)	—

See accompanying notes which are an integral part of the financial statements.
598 Russell Strategic Call Overwriting Fund

						%
				%	%	Ratio of Net
	$		$	Ratio of Expenses	Ratio of Expenses	Investment Income
	Net Asset Value,	%	Net Assets,	to Average	to Average	to Average	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	Net Assets	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(d)	Net(d)(e)	(d)(e)	Turnover Rate(b)

(.19)	10.64	7.78	83,541	1.45	.97	1.11	3
(.01)	10.06	.68	59,941	1.88	.97	.73	—

See accompanying notes which are an integral part of the financial statements.
Russell Strategic Call Overwriting Fund 599

Russell Investment Company
Russell Funds

Notes to Schedules of Investments — October 31, 2013

Footnotes:
(Æ) Nonincome-producing security.
(Ï) Forward commitment.
(Ê) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö) Real Estate Investment Trust (REIT).
(µ) Bond is insured by a guarantor.
(Ø) In default.
(ç) At amortized cost, which approximates market value.
(~ ) Rate noted is yield-to-maturity from date of acquisition.
(æ) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§) All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or swap contracts entered into by the Fund.
(x) The security is purchased with the cash collateral from the securities loaned.
(Ñ) All or a portion of the shares of this security are on loan.
(Þ) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and is not registered under the Securities Act of 1933.
(Å) Illiquid and restricted security.
(Û) All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(ÿ) Notional Amount.
(8) Unrounded units.
(å) Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(¡) All or a portion of the shares of this security are held as collateral in connection with options written contracts.

Abbreviations:
ADR - American Depositary Receipt
ADS - American Depositary Share
BBR - Bank Bill Rate
BBSW - Bank Bill Swap Reference Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Bank
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities
SFE - Sydney Futures Exchange
TBA - To Be Announced Security
UK - United Kingdom

600 Notes to Schedules of Investments

Russell Investment Company
Russell Funds

Notes to Schedules of Investments, continued — October 31, 2013

Foreign Currency Abbreviations:
ARS - Argentine peso	HKD - Hong Kong dollar	PHP - Philippine peso
AUD - Australian dollar	HUF - Hungarian forint	PKR - Pakistani rupee
BRL - Brazilian real	IDR - Indonesian rupiah	PLN - Polish zloty
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krona
CLP - Chilean peso	ISK - Icelandic krona	SGD - Singapore dollar
CNY - Chinese renminbi yuan	ITL - Italian lira	SKK - Slovakian koruna
COP - Colombian peso	JPY - Japanese yen	THB - Thai baht
CRC - Costa Rican colon	KES - Kenyan schilling	TRY - Turkish lira
CZK - Czech koruna	KRW - South Korean won	TWD - Taiwanese dollar
DKK - Danish krone	MXN - Mexican peso	USD - United States dollar
DOP - Dominican peso	MYR - Malaysian ringgit	UYU – Uruguayan peso
EGP - Egyptian pound	NOK - Norwegian krone	VEB - Venezuelan bolivar
EUR - Euro	NGN – Nigerian naira	VND - Vietnamese dong
GBP - British pound sterling	NZD - New Zealand dollar	ZAR - South African rand
GHS - Ghana cedi	PEN - Peruvian nuevo sol

Notes to Schedules of Investments 601

Russell Investment Company
Russell Funds

Notes to Financial Highlights — October 31, 2013

(1) For the period June 1, 2010 (commencement of operations) to October 31, 2010.
(2) For the period July 1, 2010 (commencement of operations) to October 31, 2010.
(3) For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(4) For the period February 7, 2012 (commencement of operations) to October 31, 2012.
(5) For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(6) For the period August 16, 2012 (commencement of operations) to October 31, 2012.
(a) Average daily shares outstanding were used for this calculation.
(b) The ratios for periods less than one year are not annualized.
(c) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d) May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and /or Russell Fund Services Company
(“RFSC”), and for certain funds, custody credit arrangements.
(e) The ratios for periods less than one year are annualized.
(f) Less than $.01 per share.
(g) For the Russell U.S. Defensive Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2013	N/A	N/A	N/A	N/A	N/A	N/A
October 31, 2012	1.09%	1.83%	1.03%	0.76%	0.83%	0.65%
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
For the Russell U.S. Dynamic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:
For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2013	1.35%	2.11%	1.36%	0.98%	1.11%	0.91%
For the Russell U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:
For the period ended			Class A	Class C	Class E	Class S
October 31, 2013			1.10%	1.85%	1.10%	0.85%
October 31, 2012			1.10%	1.85%	1.10%	0.85%
For the Russell U.S. Multi-Strategy Alternative Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:
For the period ended		Class A	Class C	Class E	Class S	Class Y
October 31, 2013		2.20%	2.95%	2.18%	1.93%	1.73%
October 31, 2012		2.20%	2.93%	2.16%	1.96%	1.75%

(h) Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.
(i) Less than .005% of average net assets.

602 Notes to Financial Highlights

Russell Investment Company
Russell Funds

Notes to Financial Statements — October 31, 2013

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on 22 of these Funds (each a “Fund” and collectively the “Funds”).
The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second
Amended and Restated Master Trust Agreement dated October 1, 2008 as amended (“Master Trust Agreement”). The Investment
Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent the fair value of such short-term debt obligation securities. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Fund Services Company (“RFSC”).

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements 603

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the
NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use similar valuation techniques and inputs as described above are categorized as
Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies.
Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally

604 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable
Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of significant events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell
U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell Global Equity, Russell Tax-Managed
U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Global Opportunistic Credit, Russell Tax Exempt Bond,
Russell Global Infrastructure, Russell Global Real Estate Securities and Russell Strategic Call Overwriting Funds had no transfers between Levels 1, 2 and 3 for the period ended October 31, 2013.

The Russell International Developed and Russell Emerging Markets Fund had transfers out of Level 1 into Level 3 generally representing financial instruments for which third party pricing was unavailable due to inputs becoming unobservable. The amounts transferred were as follows:

Russell International Developed Markets Fund	$93
Russell Emerging Markets Fund	144,016

The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Commodity Strategies and
Russell Multi-Strategy Alternative Funds had transfers out of Level 2 into Level 3 generally representing financial instruments for which third party pricing was unavailable due to inputs becoming unobservable. The amounts transferred were as follows:

Russell Strategic Bond Fund	$870,952
Russell Investment Grade Bond Fund	206,771
Russell Short Duration Bond Fund	23,786
Russell Commodity Strategies Fund	2,724,921
Russell Multi-Strategy Alternative Fund	576,263

The Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds had transfers out of Level
3 into Level 2 representing financial instruments for which pricing had been determined using unobservable inputs that became observable. The amounts transferred were as follows:

Russell Strategic Bond Fund	$2,405,854
Russell Investment Grade Bond Fund	334
Russell Short Duration Bond Fund	382,222

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Notes to Financial Statements 605

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Fund’s preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases (decreases) in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain of the Fund’s debt securities is the yield to worst ratio. Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Schedule of Investments for each respective fund as applicable.

If third party evaluated vendor pricing is neither available or deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred by each money manager within a particular
Fund.

Investment Income
Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income Funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/
accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

606 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code
(the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Russell Commodity Strategies Fund and the Russell Multi-Strategy Alternative Fund intend to gain exposure indirectly to commodities markets by investing in wholly-owned subsidiaries which are organized as companies under the laws of the Cayman
Islands and may invest in commodity index-linked instruments and other commodity-linked instruments and derivative instruments.
In order for the Funds to qualify as regulated investment companies under sub-chapter M of the Code, the Funds must derive at least 90 percent of their gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service
(“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Funds may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in their respective wholly owned subsidiaries.
The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS has suspended the issuance of such rulings pending further internal review. The Russell Multi-Strategy Alternative Fund has not requested such a ruling due to the IRS suspension. There can be no assurance that the IRS will issue the requested ruling to the Russell
Commodity Strategies Fund, or that the IRS will not change its position based on private letter rulings that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Funds to qualify for regulated investment company status under the Code could be jeopardized if the Funds were unable to treat their income from commodity-
linked notes and a wholly-owned subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Funds’ investments in a wholly owned subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Funds’ taxable income or any gains and distributions made by the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At October 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2010 through October 31, 2012, if applicable, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Notes to Financial Statements 607

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Declared	Payable	Funds
Monthly	Early in the following month	Russell Global Opportunistic Credit, Russell Strategic Bond,
Russell Investment Grade Bond, Russell Short Duration Bond
and Russell Tax Exempt Bond Funds
Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell
U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S.
Large Cap Equity, Russell U.S. Mid Cap Equity, Russell Global
Infrastructure, Russell Global Real Estate Securities and Russell
Strategic Call Overwriting Funds
Annually	Mid-December	Russell U.S. Small Cap Equity, Russell International Developed
Markets, Russell Global Equity, Russell Emerging Markets,
Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S.
Mid & Small Cap, Russell Commodity Strategies and Russell
Multi-Strategy Alternative Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses
The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”), the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class
S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions.
The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities;
sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the

608 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes
The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Opportunistic
Credit, Russell Global Infrastructure, Russell Global Real Estate Securities and Russell Multi-Strategy Alternative Funds may
be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2013. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Capital
	Gains Tax	Capital Gains
	Liability	Taxes
Russell International Developed Markets Fund	$105,915	338,024
Russell Emerging Markets Fund	1,322,014	2,995,833

Derivatives
To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of
Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain
Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Tax Exempt Bond
Fund, Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund, may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates.
Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-traded and cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2013, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Notes to Financial Statements 609

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Foreign Currency Exchange Contracts
In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2013, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Small Cap Equity Fund	Income repatriation
Russell International Developed Markets Fund	Exposing cash to markets and trade settlement
Russell Global Equity Fund	Exposing cash to markets and trade settlement
Russell Emerging Markets Fund	Exposing cash to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash to markets and trade settlement
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell U.S. Small Cap Equity Fund	$7,859	$5,172	$1,452	$—
Russell International Developed Markets Fund	1,702,189,859	1,272,838,489	768,152,271	1,670,265,177
Russell Global Equity Fund	306,022,624	365,838,682	749,807,641	336,350,112
Russell Emerging Markets Fund	315,555,935	252,968,210	321,455,362	334,093,044
Russell Global Opportunistic Credit Fund	326,791,773	382,682,892	188,869,062	390,255,283
Russell Strategic Bond Fund	4,768,010,170	1,865,511,497	1,743,218,299	3,101,444,077
Russell Investment Grade Bond Fund	502,848,060	334,708,246	296,119,304	514,971,184
Russell Short Duration Bond Fund	248,733,133	254,721,039	173,987,016	195,319,743
Russell Global Infrastructure Fund	81,275,777	82,914,083	216,013,706	107,599,329
Russell Global Real Estate Securities Fund	81,410,705	86,180,084	45,189,972	81,086,712
Russell Multi-Strategy Alternative Fund	457,932,459	472,911,339	595,905,705	1,355,469,988

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell U.S. Small Cap Equity Fund	$7,846	$5,164	$1,449	$—
Russell International Developed Markets Fund	1,713,136,807	1,276,001,680	767,608,468	1,677,407,564
Russell Global Equity Fund	303,663,547	363,806,928	748,716,104	333,553,946
Russell Emerging Markets Fund	315,963,629	254,115,578	321,747,426	336,024,519
Russell Global Opportunistic Credit Fund	325,379,071	380,962,887	186,380,234	390,738,228
Russell Strategic Bond Fund	4,751,673,077	1,856,910,146	1,737,563,556	3,105,274,070
Russell Investment Grade Bond Fund	499,448,050	332,922,506	294,721,646	514,574,684
Russell Short Duration Bond Fund	247,619,254	252,545,411	173,594,510	195,158,009
Russell Global Infrastructure Fund	81,477,916	83,342,178	215,459,908	108,223,913
Russell Global Real Estate Securities Fund	81,036,701	86,368,319	44,934,655	81,574,765
Russell Multi-Strategy Alternative Fund	468,220,722	475,645,436	592,454,911	1,355,202,357

610 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Options
The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell (write) call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

As of October 31, 2013, the Russell Strategic Call Overwriting Fund pledged securities valued at $27,842,070 as collateral in connection with options.

For the period ended October 31, 2013, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Return enhancement and hedging

The Funds’ options contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell Global Opportunistic Credit Fund	—	3	3	1
Russell Strategic Bond Fund	132	231	276	193
Russell Investment Grade Bond Fund	35	39	97	65
Russell Short Duration Bond Fund	24	29	16	63
Russell Multi-Strategy Alternative Fund	15,603	18,201	19,985	20,645
Russell Strategic Call Overwriting Fund	440	475	5,205	4,970

Futures Contracts
The Funds may invest in futures contracts (i.e., interest rate, foreign currency, index futures contracts) and commodity futures contracts (Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only). The face or contract amounts of

Notes to Financial Statements 611

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Notes to Financial Statements, continued — October 31, 2013 these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation
(depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2013, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash to markets
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell U.S. Dynamic Equity Fund	Exposing cash to markets
Russell U.S. Strategic Equity Fund	Exposing cash to markets
Russell U.S. Large Cap Equity Fund	Exposing cash to markets
Russell U.S. Mid Cap Equity Fund	Exposing cash to markets
Russell U.S. Small Cap Equity Fund	Exposing cash to markets
Russell International Developed Markets Fund	Exposing cash to markets
Russell Global Equity Fund	Exposing cash to markets
Russell Emerging Markets Fund	Exposing cash to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash to markets
Russell Global Opportunistic Credit Fund	Exposing cash to markets
Russell Strategic Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash to markets
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Hedging and exposing cash to markets

The Funds’ futures contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Number of Futures Contracts Outstanding
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell U.S. Core Equity Fund	805	763	1,011	951
Russell U.S. Defensive Equity Fund	169	469	178	186
Russell U.S. Dynamic Equity Fund	388	497	425	502
Russell U.S. Strategic Equity Fund	1,890	1,666	1,700	1,509
Russell U.S. Large Cap Equity Fund	250	340	476	297
Russell U.S. Mid Cap Equity Fund	57	47	61	71
Russell U.S. Small Cap Equity Fund	590	736	577	704
Russell International Developed Markets Fund	7,585	7,943	14,515	13,173
Russell Global Equity Fund	6,406	8,895	8,168	8,517
Russell Emerging Markets Fund	4,816	2,451	2,647	2,298
Russell Tax-Managed U.S. Large Cap Fund	1,117	1,277	881	985
Russell Tax-Managed U.S. Mid & Small Cap Fund	135	138	111	150
Russell Global Opportunistic Credit Fund	86	315	154	223
Russell Strategic Bond Fund	11,834	13,726	12,212	20,815
Russell Investment Grade Bond Fund	1,363	1,222	1,101	2,516
Russell Short Duration Bond Fund	2,333	2,350	1,887	5,849
Russell Commodity Strategies Fund	1,122	908	1,076	568
Russell Global Infrastructure Fund	496	494	625	464
Russell Global Real Estate Securities Fund	716	656	769	522
Russell Multi-Strategy Alternative Fund	5,106	9,516	12,937	14,772
Russell Strategic Call Overwriting Fund	18	84	71	43

Swap Agreements
The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out,

612 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party
(i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, commodity-linked
(Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only), index (total return) and currency swaps.
Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.
Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. The Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet the credit quality limitations of RIMCo. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of BBB- or better as defined by
Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Credit Default Swaps
The fixed income funds and the Russell Multi-Strategy Alternative Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset.
The Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Each fixed income fund and the Russell Multi-Strategy Alternative Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s

Notes to Financial Statements 613

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Russell Funds

Notes to Financial Statements, continued — October 31, 2013

right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-
down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation.
These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fixed income funds and the Russell Multi-Strategy
Alternative Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31,
2013 for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by

614 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended October 31, 2013 the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Exposing cash to markets
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

	Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell Global Opportunistic Credit Fund	$22,000,000	$40,000,000	$24,500,000	$35,000,000
Russell Strategic Bond Fund	254,408,844	102,233,951	83,096,448	168,526,448
Russell Investment Grade Bond Fund	74,764,499	32,964,499	25,364,499	45,164,499
Russell Short Duration Bond Fund	85,392,900	55,392,900	38,692,900	58,892,900
Russell Multi-Strategy Alternative Fund	32,075,000	22,058,000	3,750,000	250,750,000

Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make.
If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the
Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended October 31, 2013, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell Strategic Bond Fund	$820,390,000	$1,796,615,000	$4,944,765,000	$1,831,150,000
Russell Investment Grade Bond Fund	146,480,000	158,270,000	175,970,000	171,770,000
Russell Short Duration Bond Fund	95,925,000	172,225,000	413,095,000	325,765,000
Russell Multi-Strategy Alternative Fund	253,011,000	653,087,000	374,000,000	537,800,000

Index Swaps

Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.

Notes to Financial Statements 615

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2013, the Funds entered into index swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets Fund	Exposing cash to markets
Russell Global Opportunistic Credit Fund	Exposing cash to markets
Russell Strategic Bond Fund	Exposing cash to markets
Russell Investment Grade Bond Fund	Exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ index swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding at each quarter end.

		Index Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013
Russell Emerging Markets Fund	$17,287,286	$21,472,452	$17,547,828	$28,857,702
Russell Global Opportunistic Credit Fund	13,000,000	—	—	—
Russell Strategic Bond Fund	1,080,004,110	1,167,691,761	1,079,442,004	819,483,681
Russell Investment Grade Bond Fund	161,759,818	193,575,839	187,181,152	150,992,174
Russell Commodity Strategies Fund	1,400,855,948	1,387,137,158	1,367,946,779	1,396,132,820
Russell Global Real Estate Securities Fund	12,474,025	13,354,245	13,471,869	12,201,530
Russell Multi-Strategy Alternative Fund	—	—	—	119,877

Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

The following tables illustrate the quarterly volume of currency swaps contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013		October 31, 2013
Russell Multi-Strategy Alternative Fund	$1,102,657	$1,102,657		$—		$—
		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2013	April 30, 2013	July 31, 2013		October 31, 2013
Russell Multi-Strategy Alternative Fund	$1,125,698	$1,104,349		$—		$—

Commodity-Linked Instruments
The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds invest in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that such commodity-linked derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative investments have been parallel to those of debt and equity securities.

The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds may invest in commodity-linked notes.
Commodity linked notes pay a return linked to the performance of a commodity over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity.

616 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

ISDA Master Agreements
The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Loan Agreements
The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond
and Russell Multi-Strategy Alternative Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the
Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of October 31, 2013, the
Russell Multi-Strategy Alternative Fund had $49,123 in unfunded loan commitments.

Certificates of Participation
Certain Funds may purchase certificates of participation, also known as participation notes or participation interest notes. Certificates of participation are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of certificates of participation will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in certificates of participation involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of certificates of participation will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the certificates of participation and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the certificates of participation are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit linked Notes
The Russell Global Opportunistic Credit and Russell Multi-Strategy Alternative Funds may purchase credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales
The Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. The Funds will realize a gain if the security declines in price between those dates. Short sales expose the Funds to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Notes to Financial Statements 617

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Although the Funds’ potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Funds make a short sale, the Funds may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the
Funds are required to pledge assets in a segregated account maintained by the Funds’ custodian for the benefit of the broker. The
Funds also may use securities they own to meet any such collateral obligations. Until the Funds replace a borrowed security in connection with a short sale, the Funds will: (a) maintain daily a segregated account, containing liquid assets at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of
Sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2013, the Russell U.S. Dynamic Equity Fund held $136,914,006, the Russell U.S. Strategic Equity Fund held $102,436,247 and the Russell Multi-Strategy Alternative Fund held $20,161,940 as collateral.

Emerging Markets Securities
The Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the
U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt
The Funds may invest in emerging markets debt. A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements
The fixed income funds and the Russell Multi-Strategy Alternative and Russell Strategic Call Overwriting Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date
(normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A
Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities
Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial

618 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally.
Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal
National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-
conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal
National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be

Notes to Financial Statements 619

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities
ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments
The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a
Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

620 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

A to be announced (“TBA”) security is a forward mortgage-backed securities trade in which the fixed income funds may invest.
The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date.
The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
These securities are within the parameters of industry “good delivery” standards.

Inflation-Indexed Bonds
The fixed income funds and the Russell Multi-Strategy Alternative Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds’
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.

3. Investment in Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy
Alternative Fund Ltd.
The Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd. (each a
“Subsidiary”) are Cayman Island exempted companies and wholly owned subsidiaries of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund, respectively. Each Subsidiary acts as an investment vehicle for its respective Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of its respective Subsidiary and it is intended that each Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October
31, 2013, net assets of the Russell Commodity Strategies Fund were $ 1,234,787,669 of which $ 229,991,862, or approximately
19%, represents the Fund’s ownership of the shares of its Subsidiary, and net assets of the Russell Multi-Strategy Alternative Fund were $ 913,542,096 of which $ 35,541,227, or approximately 4%, represents the Fund’s ownership of the shares of its Subsidiary.

The Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest up to 25% of their total assets in their
Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. Each Subsidiary may also invest in fixed income securities. The financial statements for each of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund have been consolidated and include the accounts of both the Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.

Notes to Financial Statements 621

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

4. Investment Transactions

Securities
During the period ended October 31, 2013, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Russell U.S. Core Equity Fund	$2,019,588,576	$2,527,710,779
Russell U.S. Defensive Equity Fund	1,242,644,440	1,475,282,661
Russell U.S. Dynamic Equity Fund	971,624,987	1,048,919,256
Russell U.S. Strategic Equity Fund	3,494,519,915	3,121,431,189
Russell U.S. Large Cap Equity Fund	272,650,335	238,885,421
Russell U.S. Mid Cap Equity Fund	173,667,066	175,088,122
Russell U.S. Small Cap Equity Fund	1,643,460,789	1,918,676,994
Russell International Developed Markets Fund	3,806,042,246	3,757,860,799
Russell Global Equity Fund	2,260,569,454	2,386,037,237
Russell Emerging Markets Fund	1,895,845,864	1,714,008,964
Russell Tax-Managed U.S. Large Cap Fund	339,588,849	208,935,926
Russell Tax-Managed U.S. Mid & Small Cap Fund	102,711,080	87,665,435
Russell Global Opportunistic Credit Fund	810,267,620	646,201,479
Russell Strategic Bond Fund	3,497,714,978	3,196,068,906
Russell Investment Grade Bond Fund	760,179,584	709,487,512
Russell Short Duration Bond Fund	713,578,860	515,664,418
Russell Tax Exempt Bond Fund	412,196,608	208,553,169
Russell Global Infrastructure Fund	1,455,082,321	1,246,029,668
Russell Global Real Estate Securities Fund	1,297,330,679	1,384,573,415
Russell Multi-Strategy Alternative Fund	905,465,548	848,607,862
Russell Strategic Call Overwriting Fund	8,255,748	1,949,060

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Russell Strategic Bond Fund	$5,261,787,763	$4,958,865,473
Russell Investment Grade Bond Fund	1,841,703,749	1,795,749,306
Russell Short Duration Bond Fund	1,789,414,766	1,743,595,942
Russell Commodity Strategies Fund	528,917,231	531,757,139
Russell Multi-Strategy Alternative Fund	458,010,689	403,665,293

Securities Lending
The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 331/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of October 31, 2013, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the Russell U.S. Cash Collateral Fund,
an unregistered fund advised by RIMCo. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and BBH and is recorded as income for the Fund. To the extent that a loan is secured by non-
cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S.
securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by BBH and approved by RIMCo.

Each Fund that participates in the securities lending program has cash collateral invested in the Russell U.S. Cash Collateral Fund.

622 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Custodian
The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2013, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of
Operations:

Amount Credited
Russell U.S. Core Equity Fund	$8
Russell U.S. Defensive Equity Fund	10
Russell U.S. Dynamic Equity Fund	12
Russell U.S. Strategic Equity Fund	20
Russell U.S. Large Cap Equity Fund	1
Russell U.S. Mid Cap Equity Fund	2
Russell U.S. Small Cap Equity Fund	29
Russell International Developed Markets Fund	36
Russell Global Equity Fund	13
Russell Emerging Markets Fund	221
Russell Tax-Managed U.S. Large Cap Fund	2
Russell Tax-Managed U.S. Mid & Small Cap Fund	2
Russell Global Opportunistic Credit Fund	53
Russell Strategic Bond Fund	3,478
Russell Investment Grade Bond Fund	119
Russell Short Duration Bond Fund	84
Russell Tax Exempt Bond Fund	9
Russell Commodity Strategies Fund	23
Russell Global Infrastructure Fund	11
Russell Global Real Estate Securities Fund	6
Russell Multi-Strategy Alternative Fund	163

Brokerage Commissions
The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC
(“BNY”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. BNY and SSGM are registered brokers and are not affiliates of the Funds or RIMCo. Trades placed through Recapture Services and SSGM and their correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Adviser to the Funds or
(ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may, with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct through Recapture
Services and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the
Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission
Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.

Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the
Funds through Recapture Services, and SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the
SCC once RIMCo’s research needs have been met, as determined annually in the Soft Money Commission budgeting process.

Notes to Financial Statements 623

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to
RIMCo.

5. Related Party Transactions, Fees and Expenses

Adviser and Administrator
RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank
Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of October 31, 2013, the Funds had invested $4,139,924,968 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the
Investment Company’s securities lending program in the amount of $646,215,837 is invested in the Russell U.S. Cash Collateral
Fund, an unregistered fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator
Russell U.S. Core Equity Fund	.55%	.05%
Russell U.S. Defensive Equity Fund	.55	.05
Russell U.S. Dynamic Equity Fund	.80	.05
Russell U.S. Strategic Equity Fund	.75	.05
Russell U.S. Large Cap Equity Fund	.70	.05
Russell U.S. Mid Cap Equity Fund	.80	.05
Russell U.S. Small Cap Equity Fund	.70	.05
Russell International Developed Markets Fund	.70	.05
Russell Global Equity Fund	.95	.05
Russell Emerging Markets Fund	1.15	.05
Russell Tax-Managed U.S. Large Cap Fund	.70	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	.98	.05
Russell Global Opportunistic Credit Fund	1.00	.05
Russell Strategic Bond Fund	.50	.05
Russell Investment Grade Bond Fund	.25	.05
Russell Short Duration Bond Fund	.45	.05
Russell Tax Exempt Bond Fund	.30	.05
Russell Commodity Strategies Fund**	1.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities Fund	.80	.05
Russell Multi-Strategy Alternative Fund**	1.50	.05
Russell Strategic Call Overwriting Fund	.80	.05

* Administrative fees are assessed on Fund Complex level assets based on a tiered fee schedule.

** Annual rates do not reflect the consolidated rates inclusive of the Subsidiary Fees.

624 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2013.

	Advisory	Administrative
Russell U.S. Core Equity Fund	$11,983,334	$1,047,598
Russell U.S. Defensive Equity Fund	6,706,892	586,320
Russell U.S. Dynamic Equity Fund	5,491,819	330,051
Russell U.S. Strategic Equity Fund	19,700,456	1,262,638
Russell U.S. Large Cap Equity Fund	2,145,624	147,341
Russell U.S. Mid Cap Equity Fund	1,218,314	73,208
Russell U.S. Small Cap Equity Fund	10,792,911	741,226
Russell International Developed Markets Fund	32,244,143	2,214,472
Russell Global Equity Fund	28,128,788	1,423,460
Russell Emerging Markets Fund	22,869,614	956,068
Russell Tax-Managed U.S. Large Cap Fund	4,605,770	316,250
Russell Tax-Managed U.S. Mid & Small Cap Fund	2,037,687	99,943
Russell Global Opportunistic Credit Fund	8,523,164	409,773
Russell Strategic Bond Fund	40,683,917	3,912,333
Russell Investment Grade Bond Fund	4,925,125	947,266
Russell Short Duration Bond Fund	5,982,353	639,194
Russell Tax Exempt Bond Fund	2,384,920	382,181
Russell Commodity Strategies Fund	18,721,402	724,753
Russell Global Infrastructure Fund	12,818,993	492,977
Russell Global Real Estate Securities Fund	13,862,876	833,133
Russell Multi-Strategy Alternative Fund	13,194,154	423,695
Russell Strategic Call Overwriting Fund	597,051	35,879

RIMCo has agreed to certain waivers of its advisory fees as follows:

For the Russell U.S. Dynamic Equity Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Dynamic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers or reimbursements for the period ended October 31, 2013.

For the Russell U.S. Strategic Equity Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Strategic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2013 was $4,316,101. There were no reimbursements for the period ended October 31, 2013.

For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct
Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S.
Large Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2013 was $ 502,460. There were no reimbursements for the period ended October 31,
2013.

For the Russell U.S. Mid Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct

Notes to Financial Statements 625

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Mid
Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2013 was $ 340,473. There were no reimbursements for the period ended October 31, 2013.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2013 was $ 26,327. There were no reimbursements for the period ended October 31, 2013.

For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive
0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2013 was $ 2,386,486.

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive 0.05% of its
0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2013 was $ 664,706.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive 0.25%
of its 1.25% advisory fee. The Russell Cayman Commodity Strategies Fund Ltd. pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Commodity Subsidiary
Fees”). Pursuant to a contractual agreement with the Fund, RIMCo and RFSC have agreed to permanently waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in the amount equal to the amount of the Commodity Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo or RFSC.
The total amount of the waiver for the period ended October 31, 2013 was $ 6,521,281.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2013 was $ 3,238,726.

For the Russell Multi-Strategy Alternative Fund, the Russell Cayman Multi-Strategy Alternative Fund Ltd. pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.50% and 0.05%, respectively, of its net assets (collectively, the
“Multi-Strategy Alternative Subsidiary Fees”). Pursuant to a contractual agreement with the Fund, RIMCo and RFSC have agreed to permanently waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in the amount equal to the amount of the Multi-Strategy Alternative Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo or RFSC. The total amount of the waiver for the period ended October 31, 2013 was $ 659,131.

For the Russell Strategic Call Overwriting Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Direct Fund-level expenses for the Russell Strategic Call Overwriting Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2013 was $ 360,344.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this

626 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2013 were as follows:

Amount
Russell U.S. Core Equity Fund	$1,824,574
Russell U.S. Defensive Equity Fund	1,080,701
Russell U.S. Dynamic Equity Fund	218,953
Russell U.S. Strategic Equity Fund	5,253,455
Russell U.S. Large Cap Equity Fund	613,035
Russell U.S. Mid Cap Equity Fund	304,579
Russell U.S. Small Cap Equity Fund	2,134,477
Russell International Developed Markets Fund	6,035,996
Russell Global Equity Fund	3,840,019
Russell Emerging Markets Fund	3,098,867
Russell Tax-Managed U.S. Large Cap Fund	1,315,934
Russell Tax-Managed U.S. Mid & Small Cap Fund	415,854
Russell Global Opportunistic Credit Fund	1,121,698
Russell Strategic Bond Fund	10,347,870
Russell Investment Grade Bond Fund	2,338,474
Russell Short Duration Bond Fund	2,143,577
Russell Tax Exempt Bond Fund	1,589,947
Russell Commodity Strategies Fund	1,701,533
Russell Global Infrastructure Fund	1,358,432
Russell Global Real Estate Securities Fund	2,824,103
Russell Multi-Strategy Alternative Fund	1,045,290
Russell Strategic Call Overwriting Fund	149,263

Effective March 1, 2012, RFSC had contractually agreed to waive, at least through February 28, 2013, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers
Russell U.S. Core Equity-Class E	.04%
Russell U.S. Defensive Equity-Class E	.04
Russell U.S. Dynamic Equity-Class I	.05
Russell U.S. Strategic Equity Fund-Class A,C,E & S	.02
Russell U.S. Small Cap Equity-Class E	.04
Russell International Developed Markets-Class E	.04
Russell Tax-Managed U.S. Large Cap-Class C, E & S	.04
Russell Tax-Managed U.S. Mid & Small Cap-Class C, E & S	.03
Russell Global Opportunistic Credit Fund-Class A, C, E & S	.09
Russell Strategic Bond-Class A, C & S	.02
Russell Strategic Bond-Class E	.04
Russell Investment Grade Bond-Class E	.04
Russell Short Duration Bond-Class A, C, E & S	.08
Russell Tax Exempt Bond-Class C, E & S	.04
Russell Global Infrastructure-Class A,C, E & S	.02

Effective August 6, 2012, RFSC has contractually agreed to waive, at least through February 28, 2014, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers
Russell U.S. Strategic Equity Fund-Class A,C,E & S	.02%

Effective March 1, 2013, RFSC has contractually agreed to waive, at least through February 28, 2014, a portion of its transfer agency fees as follows:

Notes to Financial Statements 627

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Funds/Classes	Waivers
Russell U.S. Dynamic Equity Fund -Class I	.05%
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C, E & S	.03
Russell Global Opportunistic Credit Fund-Class A, C, E & S	.09
Russell Strategic Bond Fund-Class A, C & S	.02
Russell Short Duration Bond Fund-Class A, C, E & S	.08
Russell Tax Exempt Bond Fund-Class C, E & S	.04
Russell Global Infrastructure Fund-Class A, C, E & S	.02

For the period ended October 31, 2013, the total transfer agent fee waivers are as follows:

Amount
Russell U.S. Core Equity Fund	$3,242
Russell U.S. Defensive Equity Fund	2,389
Russell U.S. Dynamic Equity Fund	10,981
Russell U.S. Strategic Equity Fund	525,346
Russell U.S. Small Cap Equity Fund	3,442
Russell International Developed Markets Fund	12,485
Russell Tax-Managed U.S. Large Cap Fund	71,541
Russell Tax-Managed U.S. Mid & Small Cap Fund	99,084
Russell Global Opportunistic Credit Fund	586,393
Russell Strategic Bond Fund	854,927
Russell Investment Grade Bond Fund	5,692
Russell Short Duration Bond Fund	938,074
Russell Tax Exempt Bond Fund	422,323
Russell Commodity Strategies Fund	50,498
Russell Global Infrastructure Fund	134,285

Distributor and Shareholder Servicing
Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to a distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940.
Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the
Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the
Class A and Class C shares subject to the distribution plan. 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class
E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. For the period ended October 31, 2013, the Distributor retained the following amounts in sales charges:

628 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Contingent Deferred Sales Charges	Class A Shares
Russell U.S. Core Equity Fund	$98
Russell U.S. Defensive Equity Fund	81
Russell U.S. Large Cap Equity Fund	750
Russell International Developed Markets Fund	65
Russell Global Equity Fund	33
Russell Tax-Managed U.S. Large Cap Fund	250
Russell Strategic Bond Fund	5,975
Russell Investment Grade Bond Fund	380
Russell Short Duration Bond Fund	9,205
Russell Tax Exempt Bond Fund	1,145
Russell Global Real Estate Securities Fund	49

For the period ended October 31, 2013, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Russell U.S. Core Equity Fund	$47,731	$8,295
Russell U.S. Defensive Equity Fund	41,446	6,684
Russell U.S. Dynamic Equity Fund	10,728	1,606
Russell U.S. Strategic Equity Fund	15,243	2,479
Russell U.S. Large Cap Equity Fund	69,135	12,171
Russell U.S. Mid Cap Equity Fund	29,570	5,088
Russell U.S. Small Cap Equity Fund	38,576	6,626
Russell International Developed Markets Fund	72,440	13,242
Russell Global Equity Fund	47,774	7,866
Russell Emerging Markets Fund	60,222	10,226
Russell Tax-Managed U.S. Large Cap Fund	31,882	5,704
Russell Tax-Managed U.S. Mid & Small Cap Fund	11,812	2,089
Russell Global Opportunistic Credit Fund	27,596	5,624
Russell Strategic Bond Fund	106,030	21,841
Russell Investment Grade Bond Fund	10,878	2,240
Russell Short Duration Bond Fund	41,581	8,493
Russell Tax Exempt Bond Fund	34,903	7,002
Russell Commodity Strategies Fund	48,748	8,311
Russell Global Infrastructure Fund	58,908	10,671
Russell Global Real Estate Securities Fund	79,270	12,848
Russell Multi-Strategy Alternative Fund	64,238	9,820

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended October 31, 2013, were as follows:

		Russell U.S.	Russell U.S.	Russell U.S.
	Russell U.S. Core	Defensive Equity	Dynamic Equity	Strategic Equity	Russell U.S. Large
	Equity Fund	Fund	Fund	Fund	Cap Equity Fund
Advisory fees	$985,042	$561,704	$482,289	$1,461,473	$160,430
Administration fees	85,698	49,722	28,176	122,034	13,870
Distribution fees	39,466	35,027	5,920	6,833	2,788
Shareholder servicing fees	16,264	13,592	2,565	20,931	557
Transfer agent fees	154,836	90,908	18,264	458,943	57,975
Trustee fees	4,553	1,861	2,564	2,748	351
	$1,285,859	$752,814	$539,778	$2,072,962	$235,971

			Russell
			International
	Russell U.S. Mid	Russell U.S. Small	Developed	Russell Global	Russell Emerging
	Cap Equity Fund	Cap Equity Fund	Markets Fund	Equity Fund	Markets Fund
Advisory fees	$82,254	$977,885	$3,016,491	$2,566,109	$2,099,025
Administration fees	6,679	66,850	206,266	129,304	87,427
Distribution fees	2,306	24,284	33,239	11,279	22,450
Shareholder servicing fees	506	13,457	33,180	14,776	18,486
Transfer agent fees	28,033	208,463	568,660	364,435	284,682

Notes to Financial Statements 629

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

			Russell
			International
	Russell U.S. Mid	Russell U.S. Small	Developed	Russell Global	Russell Emerging
	Cap Equity Fund	Cap Equity Fund	Markets Fund	Equity Fund	Markets Fund
Trustee fees	233	3,593	11,212	7,221	5,225
	$120,011	$1,294,532	$3,869,048	$3,093,124	$2,517,295

		Russell Tax-
	Russell Tax-	Managed U.S.	Russell Global
	Managed U.S.	Mid & Small Cap	Opportunistic	Russell Strategic	Russell Investment
	Large Cap Fund	Fund	Credit Fund	Bond Fund	Grade Bond Fund
Advisory fees	$473,057	$237,793	$563,761	$3,473,979	$394,928
Administration fees	32,337	10,137	37,468	332,471	75,591
Distribution fees	11,833	7,889	9,622	65,807	18,617
Shareholder servicing fees	10,630	4,624	6,004	58,005	14,512
Transfer agent fees	134,787	32,207	42,960	822,327	191,057
Trustee fees	888	298	2,435	25,964	6,012
	$663,532	$292,948	$662,250	$4,778,553	$700,717

	Russell Short			Russell Global	Russell Global
	Duration Bond	Russell Tax Exempt Russell Commodity		Infrastructure	Real Estate
	Fund	Bond Fund	Strategies Fund	Fund	Securities Fund
Advisory fees	$452,751	$220,376	$1,012,117	$961,803	$1,175,994
Administration fees	54,162	35,151	50,444	48,964	70,341
Distribution fees	89,285	22,109	11,911	5,400	34,585
Shareholder servicing fees	37,879	17,389	6,928	5,839	18,651
Transfer agent fees	104,109	108,072	147,801	120,361	251,792
Trustee fees	3,299	1,682	4,238	1,994	4,962
	$741,485	$404,779	$1,233,439	$1,144,361	$1,556,325

	Russell Multi-	Russell Strategic
	Strategy	Call Overwriting
	Alternative Fund	Fund
Advisory fees	$1,153,561	$32,551
Administration fees	36,800	3,355
Distribution fees	4,978	—
Shareholder servicing fees	5,028	—
Transfer agent fees	100,804	14,000
Trustee fees	2,846	27
	$1,304,017	$49,933

Affiliated Brokerage Commissions
The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that
RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the
Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Act.

During the period ended October 31, 2013, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a -7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

630 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Board of Trustees
The Russell Fund Complex consists of RIC, which has 37 funds, Russell Investment Funds (“RIF”), which has 9 funds and Russell
Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the
period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year (effective January 1, 2013
$87,000); each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each
Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year (effective January 1, 2013 $12,000).
The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh and the Trustee Emeritus are not
compensated by the Russell Fund Complex for service as a Trustee.

6. Federal Income Taxes
At October 31, 2013, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

						No Expiration
Funds	10/31/2015	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Russell U.S. Core
Equity Fund	$—	$—	$31,076,892	$—	—	$—	$—	$31,076,892
Russell U.S. Defensive
Equity Fund	—	4,310,225	—	338,404,469	—	—	—	342,714,694
Russell U.S. Small Cap
Equity Fund	36,970,198	—	—	—	—	—	—	36,970,198
Russell International
Developed Markets	—	—	732,861,465	51,503,855	—	—	—	784,365,320
Fund
Russell Tax-Managed
U.S. Large Cap Fund	—	—	30,154,171	—	—	—	—	30,154,171
Russell Investment
Grade Bond Fund	—	—	—	—	—	2,991,382	—	2,991,382
Russell Tax Exempt
Bond Fund	—	438,558	—	—	525,860	—	—	964,418
Russell Strategic Call
Overwriting Fund	—	—	—	—	—	4,541,634	5,520,657	10,062,291

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2013, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Russell U.S. Core	Russell U.S. Defensive Russell U.S. Dynamic Russell U.S. Strategic			Russell U.S. Large
	Equity Fund	Equity Fund	Equity Fund	Equity Fund	Cap Equity Fund
Cost of Investments	$1,816,380,909	$1,050,202,427	$656,111,231	$2,723,553,588	$289,388,877
Unrealized Appreciation	$394,704,971	$180,265,757	$107,330,409	$407,460,731	$58,746,603
Unrealized Depreciation	(26,514,635)	(3,267,141)	(4,437,535)	(21,475,370)	(1,429,326)

Notes to Financial Statements 631

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

	Russell U.S. Core	Russell U.S. Defensive Russell U.S. Dynamic	Russell U.S. Strategic		Russell U.S. Large
	Equity Fund	Equity Fund	Equity Fund	Equity Fund	Cap Equity Fund
Net Unrealized Appreciation (Depreciation)	$368,190,336	$176,998,616	$102,892,874	$385,985,361	$57,317,277
Undistributed Ordinary Income	$1,572,458	$652,238	$56,712,773	$177,774,891	$11,489,921
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(31,076,892)	$(342,714,694)	$22,187,145	$56,007,001	$12,561,284
Tax Composition of Distributions
Ordinary Income	$27,403,559	$18,614,072	$3,839,857	$34,148,884	$3,933,418
Long-Term Capital Gains	$—	$—	$—	$216,968	$586,329
		Russell International
	Russell U.S. Mid Cap	Russell U.S. Small	Developed Markets	Russell Global Equity	Russell Emerging
	Equity Fund	Cap Equity Fund	Fund	Fund	Markets Fund
Cost of Investments	$141,782,566	$1,437,516,742	$4,581,578,402	$2,644,588,924	$2,033,661,216
Unrealized Appreciation	$26,489,800	$325,722,864	$719,763,637	$678,767,138	$299,433,310
Unrealized Depreciation	(1,565,997)	(23,077,124)	(117,045,506)	(47,542,318)	(70,410,706)
Net Unrealized Appreciation (Depreciation)	$24,923,803	$302,645,740	$602,718,131	$631,224,820	$229,022,604
Undistributed Ordinary Income	$10,593,674	$72,031,793	$109,959,481	$26,054,209	$13,347,489
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$7,627,355	$148,859,780	$(784,365,320)	$50,152,837	$61,247,020
Tax Composition of Distributions
Ordinary Income	$827,841	$13,580,018	$87,828,085	$30,445,376	$18,596,359
	Russell Tax-Managed		Russell Global
	Russell Tax-Managed U.S. Mid & Small Cap Opportunistic Credit Russell Strategic Bond				Russell Investment
	U.S. Large Cap Fund	Fund	Fund	Fund	Grade Bond Fund
Cost of Investments	$606,403,009	$187,993,123	$925,185,259	$9,173,930,799	$2,075,721,098
Unrealized Appreciation	$232,815,200	$86,416,835	$24,330,910	$165,783,832	$20,544,264
Unrealized Depreciation	(3,942,481)	(2,316,354)	(17,459,398)	(102,090,686)	(13,692,841)
Net Unrealized Appreciation (Depreciation)	$228,872,719	$84,100,481	$6,871,512	$63,693,146	$6,851,423
Undistributed Ordinary Income	$2,148,128	$4,351,717	$5,662,418	$11,549,527	$694,595
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(30,154,171)	$15,846,510	$5,560,948	$34,275,861	$(2,991,382)
Tax Composition of Distributions
Ordinary Income	$3,353,859	$287,214	$53,424,702	$312,558,406	$62,516,794
Long-Term Capital Gains	$—	$205,628	$421,593	$10,079,416	$20,860,093
	Russell Short	Russell Tax Exempt	Russell Commodity	Russell Global	Russell Global Real
	Duration Bond Fund	Bond Fund	Strategies Fund	Infrastructure Fund	Estate Securities Fund
Cost of Investments	$1,418,898,792	$862,493,090	$1,186,903,957	$1,148,299,178	$1,496,629,893
Unrealized Appreciation	$12,861,778	$24,298,132	$31	$134,096,480	$270,309,710
Unrealized Depreciation	(7,029,669)	(6,216,149)	(148,561)	(14,215,451)	(15,042,305)
Net Unrealized Appreciation (Depreciation)	$5,832,109	$18,081,983	$(148,530)	$119,881,029	$255,267,405
Undistributed Ordinary Income	$—	$—	$—	$35,103,189	$39,220,402
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$1,683,927	$(964,418)	$44,070	$30,904,252	$105,519,344
Tax Composition of Distributions
Ordinary Income	$25,317,394	$110,262	$—	$33,617,092	$91,968,457
Tax-Exempt Income	$—	$16,943,545	$—	$—	$—
Long-Term Capital Gains	$5,795,845	$—	$—	$12,392,908	$5,600,311
	Russell Multi-Strategy Russell Strategic Call
	Alternative Fund	Overwriting Fund
Cost of Investments	$8 31,191,123	$67,975,874
Unrealized Appreciation	$34,819,482	$15,189,286
Unrealized Depreciation	(10,166,748)	(795,093)
Net Unrealized Appreciation (Depreciation)	$24,652,734	$14,394,193
Undistributed Ordinary Income	$8,902,173	$21,121
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$—	$(10,062,291)

632 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

	Russell Multi-Strategy Russell Strategic Call
	Alternative Fund	Overwriting Fund
Tax Composition of Distributions
Ordinary Income	$—	$1,127,943
Long-Term Capital Gains	$—	$182,035

As permitted by tax regulations, the Funds intend to defer a late year ordinary loss incurred from January 1, 2013 to October 31,
2013 and treat it as arising in the fiscal year 2014. As of October 31, 2013, the Funds had deferred ordinary losses as follows:

Russell Tax-Managed U.S. Mid & Small Cap Fund	$473,429
Russell Commodity Strategies Fund	8,155,510

7. Interfund Lending Program
The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended October 31, 2013, the Funds presented herein did not borrow or lend through the interfund lending program.

8. Record Ownership
The following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund as of October 31, 2013:

	# of Shareholders	%
Russell U.S. Core Equity Fund	2	28.6
Russell U.S. Defensive Equity Fund	2	27.1
Russell U.S. Dynamic Equity Fund	3	67.5
Russell U.S. Mid Cap Equity Fund	1	16.6
Russell International Developed Markets Fund	1	10.6
Russell Global Equity Fund	1	11.5
Russell Tax-Managed U.S. Large Cap Fund	1	13.6
Russell Global Opportunistic Credit Fund	2	22.5
Russell Strategic Bond Fund	1	16.5
Russell Investment Grade Bond Fund	1	10.3
Russell Tax Exempt Bond Fund	1	13.1
Russell Global Infrastructure Fund	2	23.3
Russell Multi-Strategy Alternative Fund	2	22.7

9. Restricted Securities
Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

Notes to Financial Statements 633

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

10. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against Russell Investment Management Company (“RIMCo”) on behalf of ten funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell
Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell
Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real
Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten Funds, none of these ten Funds are themselves a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of these funds. The plaintiffs seek recovery of the amount of compensation or payments received from these ten Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

11. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

On November 1, 2013, the Board declared the following dividends payable from net investment income. Dividends were paid on
November 5, 2013, to shareholders of record on November 4, 2013.

Net Investment
Fund	Income
Russell Global Opportunistic Credit Fund - Class A	$0.0453
Russell Global Opportunistic Credit Fund - Class C	0.0386
Russell Global Opportunistic Credit Fund - Class E	0.0453
Russell Global Opportunistic Credit Fund - Class S	0.0475
Russell Global Opportunistic Credit Fund - Class Y	0.0482
Russell Strategic Bond Fund - Class A	0.0105
Russell Strategic Bond Fund - Class C	0.0031
Russell Strategic Bond Fund - Class E	0.0104
Russell Strategic Bond Fund - Class I	0.0135
Russell Strategic Bond Fund - Class S	0.0129
Russell Strategic Bond Fund - Class Y	0.0146
Russell Investment Grade Bond Fund - Class A	0.0127
Russell Investment Grade Bond Fund - Class E	0.0128
Russell Investment Grade Bond Fund - Class I	0.0191
Russell Investment Grade Bond Fund - Class S	0.0176
Russell Investment Grade Bond Fund - Class Y	0.0213
Russell Short Duration Bond Fund - Class A	0.0080
Russell Short Duration Bond Fund - Class E	0.0082
Russell Short Duration Bond Fund - Class S	0.0125
Russell Short Duration Bond Fund - Class Y	0.0143
Russell Tax Exempt Bond Fund - Class A	0.0381
Russell Tax Exempt Bond Fund - Class C	0.0241
Russell Tax Exempt Bond Fund - Class E	0.0395
Russell Tax Exempt Bond Fund - Class S	0.0444

On December 2, 2013, the Board declared the following dividends payable from net investment income. Dividends were paid on
December 4, 2013, to shareholders of record on December 3, 2013.

634 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2013

Net Investment
Fund	Income
Russell Global Opportunistic Credit Fund - Class A	$0.0342
Russell Global Opportunistic Credit Fund - Class C	0.0284
Russell Global Opportunistic Credit Fund - Class E	0.0342
Russell Global Opportunistic Credit Fund - Class S	0.0361
Russell Global Opportunistic Credit Fund - Class Y	0.0367
Russell Strategic Bond Fund - Class A	0.0097
Russell Strategic Bond Fund - Class C	0.0032
Russell Strategic Bond Fund - Class E	0.0096
Russell Strategic Bond Fund - Class I	0.0123
Russell Strategic Bond Fund - Class S	0.0118
Russell Strategic Bond Fund - Class Y	0.0133
Russell Investment Grade Bond Fund - Class A	0.0177
Russell Investment Grade Bond Fund - Class C	0.0050
Russell Investment Grade Bond Fund - Class E	0.0177
Russell Investment Grade Bond Fund - Class I	0.0232
Russell Investment Grade Bond Fund - Class S	0.0219
Russell Investment Grade Bond Fund - Class Y	0.0252
Russell Short Duration Bond Fund - Class A	0.0152
Russell Short Duration Bond Fund - Class C	0.0040
Russell Short Duration Bond Fund - Class E	0.0152
Russell Short Duration Bond Fund - Class S	0.0190
Russell Short Duration Bond Fund - Class Y	0.0206
Russell Tax Exempt Bond Fund - Class A	0.0366
Russell Tax Exempt Bond Fund - Class C	0.0243
Russell Tax Exempt Bond Fund - Class E	0.0375
Russell Tax Exempt Bond Fund - Class S	0.0419

On December 20, 2013, the Board declared the following dividends payable from net investment income and capital gains, respectively. Dividends were paid on December 24, 2013, to shareholders of record on December 23, 2013.

Notes to Financial Statements 635

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic
Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell
International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S.
Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Opportunistic Credit Fund, Russell Strategic
Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Tax Exempt Bond Fund, Russell
Commodity Strategies Fund and its subsidiary, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund,
Russell Multi-Strategy Alternative Fund and its subsidiary and Russell Strategic Call Overwriting Fund (twenty-two of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

636 Report of Independent Registered Public Accounting Firm

Russell Investment Company
Russell Funds

Tax Information — October 31, 2013 (Unaudited)

For the tax year ended October 31, 2013, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2013, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Defensive Equity Fund	100.0%
Russell U.S. Dynamic Equity Fund	15.1%
Russell U.S. Strategic Equity Fund	22.0%
Russell U.S. Large Cap Equity Fund	35.5%
Russell U.S. Mid Cap Equity Fund	15.4%
Russell U.S. Small Cap Equity Fund	19.9%
Russell International Developed Markets Fund	0%
Russell Global Equity Fund	67.9%
Russell Emerging Markets Fund	0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0%
Russell Global Opportunistic Credit Fund	0%
Russell Strategic Bond Fund	0%
Russell Investment Grade Bond Fund	0%
Russell Short Duration Bond Fund	0%
Russell Tax Exempt Bond Fund	0%
Russell Commodity Strategies Fund	0%
Russell Global Infrastructure Fund	15.4%
Russell Global Real Estate Securities Fund	0%
Russell Multi-Strategy Alternative Fund	0%
Russell Strategic Call Overwriting Fund	100.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2013:

Russell U.S. Strategic Equity Fund	$216,968
Russell U.S. Large Cap Equity Fund	586,329
Russell Tax-Managed U.S. Mid & Small Cap Fund	205,628
Russell Global Opportunistic Credit Fund	421,593
Russell Strategic Bond Fund	10,079,416
Russell Investment Grade Bond Fund	20,860,093
Russell Short Duration Bond Fund	5,795,845
Russell Global Infrastructure Fund	12,392,908
Russell Global Real Estate Securities Fund	5,600,311
Russell Strategic Call Overwriting Fund	182,035

Tax Information 637

Russell Investment Company
Russell Funds

Tax Information, continued — October 31, 2013 (Unaudited)

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2013.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share
Russell International Developed Markets Fund	$5,281,915	$0.0372	$120,911,082	$0.8512
Russell Global Equity Fund	2,520,162	0.0087	37,519,446	0.1293
Russell Emerging Markets Fund	5,214,513	0.0459	34,413,760	0.3028
Russell Global Infrastructure Fund	1,094,540	0.0111	23,855,110	0.2415
Russell Global Real Estate Securities Fund	1,515,709	0.0362	28,448,133	0.6795

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $16,943,545 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2013.

638 Tax Information

Russell Investment Company
Russell Funds

Affiliated Brokerage Transactions — October 31, 2013 (Unaudited)

As mentioned in the Note 5 in the Notes to Financial Statements contained in this annual report, the Funds utilize Russell
Implementation Services Inc. (“RIS”) and its global correspondent brokers. RIS is a registered broker dealer and investment adviser and an affiliate with RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended October 31, 2013 were as follows:

Affiliated Broker	Fund Name	2013
RIMCo
	Russell U.S. Core Equity Fund	$240,888
	Russell U.S. Defensive Equity Fund	89,307
	Russell U.S. Strategic Equity Fund	274,411
	Russell U.S. Large Cap Equity Fund	2,220
	Russell U.S. Mid Cap Equity Fund	4,833
	Russell U.S. Small Cap Equity Fund	396,004
	Russell International Developed Markets Fund	659,300
	Russell Global Equity Fund	683,021
	Russell Emerging Markets Fund	811,185
	Russell Tax-Managed U.S. Large Cap Fund	45,801
	Russell Tax-Managed U.S. Mid & Small Cap Fund	16,141
	Russell Global Infrastructure Fund	270,740
	Russell Global Real Estate Securities Fund	140,202
	Russell Multi-Strategy Alternative Fund	181

Affiliated Brokerage Transactions 639

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) on at least an annual basis and that the terms and conditions of the RIMCo Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the RIMCo Agreement and the portfolio management contracts at a meeting held in person on April
18, 2013 (the “Annual Agreement Evaluation Meeting”) and considered and approved the continuation again at a meeting held in person on August 26-27, 2013 (the “August Agreement Evaluation Meeting,” and with the Annual Agreement Evaluation Meeting, the “2013 Agreement Evaluation Meetings”). Approval of the continuation of the RIMCo Agreement and each portfolio management contract at the August Agreement Evaluation Meeting was not required under the 1940 Act or by the terms and conditions of the
RIMCo Agreement or portfolio management contracts but rather was considered again to allow a rescheduling of the annual agreement evaluation meetings to later in the calendar year, beginning in 2014, in line with the terms and conditions of the RIMCo Agreement and the portfolio management contracts and the provisions of the 1940 Act requiring that the RIMCo Agreement be approved on an annual basis. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by
RIMCo and compliance with applicable regulatory requirements. In preparation for the review of the RIMCo Agreement at the Annual
Agreement Evaluation Meeting, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent
Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds over various periods of time ended December 31, 2012 and their respective operating expenses over various periods of time ended October 31, 2012 or earlier with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds.
In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the
Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the
Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-
Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the RIMCo Agreement and portfolio management contracts are collectively called the “Agreement Evaluation
Information.” The Trustees’ evaluations at the 2013 Agreement Evaluation Meetings also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility
(“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. Prior to the 2013
Agreement Evaluation Meetings, the Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the
Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

On April 9, 2013, the Independent Trustees, in preparation for the Annual Agreement Evaluation Meeting, met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement
Evaluation Information. On April 17, 2013, the Independent Trustees met in person in a private session with Independent Counsel to review additional Agreement Evaluation Information received to that date. At the Annual Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Annual
Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Annual Agreement Evaluation Meeting is included in the Agreement Evaluation
Information. Prior to voting at the Annual Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider additional Agreement
Evaluation Information received from RIMCo and management at the Annual Agreement Evaluation Meeting.

In preparation for the August Agreement Evaluation Meeting, the Independent Trustees informed RIMCo of their intention to rely substantially upon the Agreement Evaluation Information in considering the continuation of the RIMCo Agreement if, and to the extent that, such information continued to be accurate and complete as of the date of the August Agreement Evaluation Meeting and such Agreement Evaluation Information continued to provide such information as would be reasonably necessary to evaluate the terms

640 Basis for Approval of Investment Advisory Contracts

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

of the RIMCo Agreement. The Board requested that RIMCo provide any and all updated or supplemental information which, taken together with the Agreement Evaluation Information, would be reasonably necessary for the Board to consider at the August Agreement
Evaluation Meeting the continuation of the RIMCo Agreement and the portfolio management contracts (“Supplemental Agreement
Evaluation Information”).

At the August Agreement Evaluation Meeting, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or the Fund’s management were present, to review the proposed continuance of the RIMCo Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, including the Third-Party Information and the Supplemental Agreement Evaluation Information. The Independent Trustees recalled and considered the factors and the findings that they reached in respect of those factors at the Annual Agreement Evaluation Meeting based upon the Agreement Evaluation
Information, including the presentations made and the discussions that took place at that meeting, and reviewed the Supplemental
Agreement Evaluation Information received to that date. The Independent Trustees noted that the Annual Agreement Evaluation
Meeting preceded the August Agreement Evaluation Meeting by only four months and that the Supplemental Agreement Evaluation
Information did not include any information that, in their judgment, adversely affected the bases of their evaluations and findings at the
Annual Agreement Evaluation Meeting. At the August Agreement Evaluation Meeting, materials provided and presentations made by
RIMCo again encompassed the Funds. Among other things, RIMCo provided updated performance information for the Funds in the quarterly information and reports. Information received by the Board, including the Independent Trustees, at the August Agreement
Evaluation Meeting, including regular quarterly information and reports, is included in the Supplemental Agreement Evaluation
Information. Prior to voting at the August Agreement Evaluation Meeting, the non-management members of the Board, including the
Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider continuation of the RIMCo
Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, the Supplemental Agreement
Evaluation Information and discussions and reviews conducted at the 2013 Agreement Evaluation Meetings.

The discussion below reflects all of the above reviews.

In evaluating the portfolio management contracts at the 2013 Agreement Evaluation Meetings, the Board considered that each of the
Funds (the “Manager-of-Managers Funds”) other than the Russell Strategic Call Overwriting Fund (the “RIMCo-Managed Fund”),
employs a manager-of-managers method of investment and RIMCo’s advice that such Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy.
RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the RIMCo-Managed Fund, which is currently managed only by RIMCo.

The Board considered that RIMCo (rather than any Money Manager in the case of Manager-of-Managers Funds) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Manager-
of-Managers Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages the investment of each Manager-of-Managers Fund’s cash and also may manage directly any portion of each Manager-of-Managers Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Manager-
of-Managers Fund during transitions between Money Managers. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Manager-of-Managers Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal with respect to the Manager-of-Managers Funds is to construct and manage diversified portfolios in a risk-aware manner. Each Money
Manager for a Manager-of-Managers Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Manager-
of-Managers Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Manager-of-Managers Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money
Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Manager-of-Managers Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money
Manager or to coordinate the investment activities of Money Managers for the Manager-of-Managers Fund in a complementary manner.
Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Manager-of-Managers Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Manager-of-Managers Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Manager-of-Managers Fund.

The Board considered that the prospectuses for the Manager-of-Managers Funds and other public disclosures emphasize to investors
RIMCo’s role as the principal investment manager for each such Fund, rather than the investment selection role of the Manager-of-
Managers Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Manager-of-Managers Fund. The Board further considered that Manager-of-Managers
Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and
RIMCo’s reputation for and performance record in managing the structure of the Manager-of-Managers Funds.

The Board also considered the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-
managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Manager-of-Managers Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the structure of the Manager-of-Managers Funds, the Trustees at the 2013 Agreement
Evaluation Meetings considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund;

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the
Fund; and

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board at the 2013 Agreement Evaluation Meetings
discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the prior year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds from such changes at either of the 2013 Agreement Evaluation Meetings. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, in addition to managing the investment of each Manager-of-Managers Fund’s cash, may directly manage a portion of certain Manager-of-Managers Funds (the “Participating Funds”) pursuant to the RIMCo Agreement, the actual allocation

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

being determined from time to time by the Participating Funds’ RIMCo portfolio manager. During 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Fund characteristics consistent with the Funds’ investment objectives and strategies. Fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector) or to offset undesired relative over or underweights in order to seek to achieve the desired Fund risk/return profile for the Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposure.
Based on this, for the portion of a Fund’s assets directly managed by RIMCo, RIMCo may purchase common stocks, exchange-traded funds, exchange-traded notes, short-term investments or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Fund. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money Managers, increase Fund cash reserves, determine to not be fully invested, or adjust exposures through the cash equitization process. RIMCo’s Direct Management Services are not intended, and are not expected, to be a primary driver of Manager-of-Managers Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct
Management Services in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally. The Board, however, also considered the potential benefits of the Direct Management
Services to Participating Funds; the limited amount of assets that are managed directly by RIMCo pursuant to the Direct Management
Services; and the fact that the aggregate investment Advisory Fees paid by the Participating Funds are not increased as a result of
RIMCo’s direct management of Fund assets as part of the Direct Management Services or otherwise. In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the advisory fees of their
Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such
Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the Russell Tax-Managed U.S. Large Cap
Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell
Strategic Bond Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies
Fund, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund and Russell Multi-Strategy Alternative Fund
each had an Advisory Fee which, compared with its Comparable Funds’ advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that the actual Advisory Fee for each of the Russell Strategic Bond Fund, Russell Global Real Estate
Securities Fund and Russell Multi-Strategy Alternative Fund was less than 5 basis points from the third quintile of its Expense
Universe. The Board further considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and, in the case of the Manager-of-Managers Funds, management of portfolio transition costs when Money Managers are added, terminated or replaced.
RIMCo also observed that its “margins” in providing investment advisory services to the Manager-of-Managers Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Manager-of-Managers Funds’ Advisory Fees to their Money Managers.
RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Based upon information provided by RIMCo, the Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board considered, among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell Tax-Managed
U.S. Mid & Small Cap Fund, Russell Short Duration Bond Fund, Russell Strategic Bond Fund, Russell Global Opportunistic Credit
Fund, Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund each ranked in the fourth or fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. The total expenses of each of the other Funds ranked in the third quintile of its Expense Universe, or better. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the
Expense Universe funds. In the case of each of the aforementioned Funds, a significant factor in the Fund’s total expense ranking was the Fund’s Advisory Fee when compared to the investment advisory fees of other Expense Universe funds. The Board considered that the total expenses of each of the Russell Strategic Bond Fund and Russell Short Duration Fund were within 5 basis points or less from the third quintile of the Fund’s Expense Universe. With respect to each of the other Funds with total expenses ranked in the fourth or fifth quintile of their Expense Universes, the Board considered RIMCo’s explanation of the total expense ranking for the Fund.

With respect to the Russell Multi-Strategy Alternative Fund, RIMCo expressed its belief that the investment programs for its Comparable
Funds did not employ multiple strategies like the Fund but rather employed single investment strategies and that the Expense Universe comparisons therefore were of limited value. Moreover, the Expense Universe included no multi-manager funds other than the Fund.
The Board considered RIMCo’s view that the Fund’s Expense Universe was not appropriate and that peer comparisons performed by
RIMCo utilizing a “custom” expense universe that, in its judgment, was more appropriate showed an improved comparison.

With respect to the Russell Tax-Managed U.S. Mid & Small Cap Fund, the Fund’s ranking reflected relatively high advisory and custody fees. The Board considered RIMCo’s advice that the Fund had a new—and less appropriate—peer group and that few of the funds in its Expense Universe pursued a tax-managed or tax-aware strategy comparable to the Fund’s strategy. RIMCo expressed its belief that the higher relative Advisory Fees and total expenses are justified by the Fund’s strategy.

With respect to the Russell Commodity Strategies Fund, the Board considered RIMCo’s expressed belief that, because of the small size of the Fund’s Expense Universe, any change in the number of Comparable Funds may be expected to have a significant impact on the ranking of the Fund’s total expenses.

With respect to the Russell Global Opportunistic Credit Fund, the Board considered RIMCo’s belief that the Fund’s investment program includes multiple opportunistic strategies unlike its Comparable Funds and that certain of the Fund’s strategies could result in increased Money Manager fees, resulting in a net margin that is one of the lowest among the Funds. The Board noted RIMCo’s advice that a voluntary transfer agent fee waiver of 0.03% would be implemented in May 2013 for certain Fund share classes.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Annual Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, at the Annual Agreement Evaluation Meeting found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of their respective Comparable
Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds

644 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; (5)
RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund in light of various factors, including the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure. Based upon the Agreement Evaluation Information, the Supplemental
Agreement Evaluation Information and other information previously received by the Board from RIMCo during the course of the year, or presented at or in connection with the 2013 Agreement Evaluation Meetings by RIMCo, the Board confirmed each of the foregoing findings at the August Agreement Evaluation Meeting.

The Board at the 2013 Agreement Evaluation Meetings concluded that under the circumstances and based on RIMCo’s performance information and reviews for each Fund at the 2013 Agreement Evaluation Meetings, the performance of each of the Funds would be consistent with continuation of the RIMCo Agreement. The Board, in assessing the performance of Funds with at least three years of performance history, focused upon performance for the 3-year period ended December 31, 2012 as most relevant but also considered
Fund performance for the 1-year and, where applicable, 5-year periods ended such date. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIMCo during 2012 to enhance the performance of certain Manager-
of-Managers Funds, including a large number of changes in Money Managers and RIMCo’s implementation of its Direct Management
Services which were not yet reflected in Fund investment results.

With respect to the Russell International Developed Markets Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2012 and in the fifth and fourth quintiles for the 3- and 5-year periods ended such date, respectively. RIMCo noted that the Fund’s performance has been affected negatively by its holdings in European financials, although these positions had produced more positive results recently, and underweight to Australian banks which were leading bank performers but, among other things, were viewed by the Fund’s Money
Managers as expensive relative to global peers. Moreover, the Fund’s allocation to sectors that are more sensitive to economic growth than traditional defensive sectors detracted from Fund performance as the global economic crisis continued and consumers and businesses reduced spending.

With respect to the Russell Commodity Strategies Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2012. RIMCo advised the Board that the Fund’s underperformance relative to other funds in the Performance Universe was primarily attributable to differences in the
Comparable Funds’ benchmarks and performance objectives.

With respect to the Russell Tax Exempt Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2012, but was ranked in the third quintile for the 5-year period ended such date. The Board considered RIMCo’s explanation of the Fund’s relative underperformance for the 1-
and 3-year periods. Among other things, RIMCo noted that the Comparable Funds’ tendency to maintain longer portfolio durations than the Fund generally maintains in its portfolio was a benefit during interest rate rallies during the periods. An underweight to state and local general obligations which outperformed and an overweight to revenue bonds also detracted from the Fund’s relative performance.

With respect to the Russell Strategic Bond Fund, the Third-Party Information showed that the Fund’s performance for each of the
1-, 3- and 5-year periods ended December 31, 2012 was ranked in the fourth quintile of its Performance Universe. RIMCo noted
that the credit quality of the Fund’s portfolio and the Fund’s benchmark is significantly higher than the portfolio credit quality and/or benchmarks of its Comparable Funds. Lower quality credit outperformed higher quality credit as credit markets rallied over the 3-year performance measurement period.

With respect to the Russell Global Infrastructure Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2012. RIMCo noted that the provider of the Third-Party Information maintains no peer group for infrastructure funds, such as the Fund, but instead includes them in a
“miscellaneous/specialty” peer group comprised of various types of funds with disparate investment strategies. The group, according to RIMCo, included exchange-traded funds, regionally focused infrastructure funds and funds with other thematic strategies (e.g., defensive equity or alternative energy). Under the circumstances, the Board considered RIMCo’s view that a comparison of the Fund’s performance relative to its Performance Universe was not meaningful. RIMCo expressed its belief that the Fund’s performance relative to its benchmark and in absolute terms was in line with its expectations.

Basis for Approval of Investment Advisory Contracts 645

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009 that continue to impact relative performance for the 3- and 5-year periods ended December 31, 2012. The Board also considered the large number of
Money Manager changes that were made in 2012 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management
Services was not yet reflected in the Fund’s investment results.

Based upon its consideration of the foregoing and other relevant factors, the Board at each of the 2013 Agreement Evaluation Meetings concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

In connection with the 2013 Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each
Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money
Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the
Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year and at the 2013
Agreement Evaluation Meetings from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements. The Agreement Evaluation Information described, and at the Annual Agreement Evaluation Meeting the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The
Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. At the Annual Agreement Evaluation Meeting, the Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Funds and percentage of Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by
Fund portfolio transactions. The CCO and RIMCo do not obtain, and therefore neither the Agreement Evaluation Information nor the
Supplemental Agreement Evaluation Information included, information regarding the value of soft dollar benefits derived by Money
Managers from Fund portfolio transactions. At the Annual Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the Board at the May 2013 meeting, with each recommended termination to become effective on a date following the Annual Agreement Evaluation Meeting. Notwithstanding these planned terminations, RIMCo recommended at the Annual Agreement Evaluation Meeting that each Money Manager be retained at its current fee rate. At the August 27, 2013 meeting, RIMCo recommended and the Board approved the termination of certain Money Managers, with each termination to become effective prior to the expiration of the Money Manager’s existing portfolio management contract. With the exception of these Money
Managers, RIMCo recommended at the August Agreement Evaluation Meeting that each Money Manager be retained at its current fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. In its evaluations at the 2013 Agreement Evaluation Meetings, the Board accepted
RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the
Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board at the Annual
Agreement Evaluation Meeting concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders. The Board on the basis of the Agreement Evaluation
Information and the Supplemental Agreement Evaluation Information confirmed such conclusions at the August Agreement Evaluation
Meeting.

646 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In their deliberations at the 2013 Agreement Evaluation Meetings, the Trustees did not identify any particular information as to the
RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-
important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Prior to the Annual Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on December 4,
2012 to effect Money Manager changes for the Russell Global Equity Fund, Russell International Developed Markets Fund, Russell
Emerging Markets Fund, Russell Global Infrastructure Fund and Russell Multi-Strategy Alternative Fund, and at that same meeting to effect Money Manager changes for the Russell U.S. Small Cap Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S.
Strategic Equity Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund and Russell Multi-Strategy Alternative
Fund, resulting from a Money Manager change of control for one of each Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money
Manager at the proposed fee rate; information as to any significant business relationships between the Money Manager and RIMCo or
Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money
Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24,
2012 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Prior to the August Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 21, 2013 to effect Money Manager changes for the Russell U.S. Core Equity Fund, Russell U.S. Strategic Equity Fund, Russell International
Developed Markets Fund, Russell Global Equity Fund, Russell Tax Exempt Bond Fund and Russell Multi-Strategy Alternative Fund.
In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon
RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the
Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with
Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with
RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the Annual Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

At the August Agreement Evaluation Meeting, the Board received a proposal from RIMCo to effect Money Manager changes for the
Russell U.S. Small Cap Equity Fund, Russell Emerging Markets Fund and Russell Multi-Strategy Alternative Fund, and at that same meeting to effect a Money Manager change for the Russell Commodity Strategies Fund resulting from a Money Manager change of control for one of the Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate;information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s
underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and
RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the Agreement Evaluation Meetings as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Basis for Approval of Investment Advisory Contracts 647

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

648 Basis for Approval of Investment Advisory Contracts

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Russell Funds

Shareholder Requests for Additional Information — October 31, 2013 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at
www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange
Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the
P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’
Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.
sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 649

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2013
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 37 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell
Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies;
Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies.
As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held	of		During the	in Russell	Directorships
Address	With Fund and	Office*		Past 5 Years	Fund	Held by Trustee
	Length of				Complex	During the
	Time Served				Overseen	Past 5 Years
by Trustee

INTERESTED TRUSTEES
# Sandra Cavanaugh,	President and Chief	Until successor	•	President and CEO RIC, RIF and	47	None
Born May 10, 1954	Executive Officer since	is chosen and		RET
1301 Second Avenue,	2010	qualified by	•	Chairman of the Board, Co-
18th Floor, Seattle, WA	Trustee since 2010	Trustees		President and CEO, Russell
98101		Appointed until		Financial Services, Inc. (RFS)
		successor is	•	Chairman of the Board, President
		duly elected and		and CEO, Russell Fund Services
		qualified		Company (“RFSC”)
			•	Director, RIMCo
			•	Chairman of the Board and
President, Russell Insurance
Agency, Inc. (“RIA”) (insurance
agency)
			•	May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc.
(investment company)

650 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held	of		During the	in Russell	Directorships
Address	With Fund and	Office *		Past 5 Years	Fund	Held by Trustee
	Length of				Complex	During the
	Time Served				Overseen	Past 5 Years
by Trustee

INTERESTED TRUSTEES(continued)
## Daniel P. Connealy,	Trustee since 2003	Appointed until	•	June 2004 to present, Senior Vice	47	None
Born June 6, 1946		successor is		President and Chief Financial
		duly elected and		Officer, Waddell & Reed Financial,
1301 Second Avenue, 18th		qualified		Inc. (investment company)
Floor, Seattle, WA			•	Chairman of the Audit Committee,
98101				RIC and RIF from 2005 to 2011

### Jonathan Fine,	Trustee since 2004	Appointed until	•	President and Chief Executive	47	None
Born July 8, 1954		successor is		Officer, United Way of King
		duly elected and		County, WA (charitable
1301 Second Avenue,18th		qualified		organization)
Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.
# Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.
## Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore classified as an Interested Trustee.
### Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in
light of charitable contributions made by Russell Investments to UWKC.

No. of
Name,	Positions(s) Held	Term		Principal Occupation(s)	Portfolios	Other
Age,	With Fund and	of		During the	in Russell	Directorships
Address	Length of	Office		Past 5 Years	Fund	Held by Trustee
	Time Served				Complex	During the
					Overseen	Past 5 Years
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	•	Senior Vice President, Larco	47	None
Born April 7, 1945	Chairman of the	successor is		Investments, Ltd. (real estate firm)
1301 Second Avenue,	Investment Committee	duly elected and
18th Floor, Seattle, WA	since 2010	qualified
98101		Appointed until
successor is
duly elected and
qualified

Disclosure of Information about Fund Trustees and Officers 651

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

No. of
Name,				Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held With	Termof		During the	in Russell	Directorships
Address	Fund and Length of	Office*		Past 5 Years	Fund	Held by Trustee
	Time Served				Complex	During the
					Overseen	Past 5 Years
by Trustee

INDEPENDENT TRUSTEES (continued)
Kristianne Blake,	Trustee since 2000	Appointed until	•	Director and Chairman of the	47	•Director, Avista
Born January 22, 1954		successor is		Audit Committee, Avista Corp		Corp (electric
	Chairman since 2005	duly elected and		(electric utilities)		utilities);
1301 Second Avenue,18th		qualified	•	Trustee and Chairman of the		•Trustee,
Floor, Seattle, WA				Operations Committee, Principal		Principal
98101		Annual		Investor Funds and Principal		Investors Funds
				Variable Contracts Funds		(investment
				(investment company)		company);
			•	Regent, University of Washington		•Trustee
			•	President, Kristianne Gates Blake,		Principal
				P.S. (accounting services)		Variable
Contracts Funds
(investment
company)

Cheryl Burgermeister,	Trustee since 2012	Appointed until	•	Retired	47	•Trustee and
Born June 26, 1951		successor is	•	Trustee and Chairperson of Audit		Chairperson
		duly elected and		Committee, Select Sector SPDR		of Audit
1301 Second Avenue,18th		qualified		Funds (investment company)		Committee,
Floor, Seattle, WA			•	Trustee and Finance Committee		Select Sector
98101				Member/Chairman, Portland		SPDR Funds
				Community College (charitable		(investment
				organization)		company)

Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	•	Vice Chairman of the Board,	47	None
Born December 21, 1955		successor is		Simpson Investment Company
	Chairman of	duly elected and		(paper and forest products)
1301 Second Avenue18th	the Nominating	qualified	•	Until November 2010, President,
Floor, Seattle, WA	and Governance			Simpson Investment Company
98101	Committee since	Appointed until		and several additional subsidiary
	2007	successor is		companies, including Simpson
		duly elected and		Timber Company, Simpson Paper
		qualified		Company and Simpson Tacoma
Kraft Company

652 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) HeldWith	of		During the	in Russell DirectorshipsHeld
Address	Fund andLength of	Office*		Past 5 Years	Fund	by TrusteeDuring
	Time Served				Complex	thePast 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Jack R. Thompson,	Trustee since 2005	Appointed until	•	September 2003 to September	47	•Director,
Born March 21, 1949		successor is		2009, Independent Board Chair		Board Chairman
	Chairman of the	duly elected and		and Chairman of the Audit		and Chairman
1301 Second Avenue,18th	Audit Committee	qualified		Committee, Sparx Asia Funds		of the Audit
Floor, Seattle, WA				(investment company)		Committee,
98101		Appointed until	•	September 2007 to September		Life Vantage
		successor is		2010, Director, Board Chairman		Corporation
		duly elected and		and Chairman of the Audit		until September
		qualified		Committee, LifeVantage		2010 (health
				Corporation (health products		products
				company)		company);
•Director, Sparx
Asia Funds
until 2009
(investment
company)

Julie W. Weston,	Trustee since 2002	Appointed until	•	Retired	47	None
Born October 2, 1943		successor is	•	Chairperson of the Investment
		duly elected and		Committee until December 2009
1301 Second Avenue,18th		qualified
Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.

No. of
Name,		Term		Principal Occupation(s)	Portfolios	Other
Age,	Position(s) Held	of		During the	in Russell	Directorships
Address	With Fund and	Office*		Past 5 Years	Fund	Held by Trustee
	Length of				Complex	During the
	Time Served				Overseen	Past 5 Years
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	•	Director Emeritus, Frank Russell	47	None
Born July 3, 1932	Chairman Emeritus	or removal		Company (investment consultant
1301 Second Avenue,	since 1999			to institutional investors (“FRC”))
18th Floor, Seattle, WA				and RIMCo
98101			•	Chairman Emeritus, RIC and
RIF; Russell Implementation
Services Inc. (broker-dealer and
investment adviser (“RIS”));
Russell 20-20 Association
(non-profit corporation); and
Russell Trust Company
(non-depository trust company
(“RTC”))
			•	Chairman, Sunshine Management
Services, LLC (investment adviser)

Disclosure of Information about Fund Trustees and Officers 653

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2013 (Unaudited)

Positions(s) Held
Name,	With Fund and	Term		Principal Occupation(s)
Age,	Length of	of		During the
Address	Time Served	Office		Past 5 Years

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	•	Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	•	Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	•	2005-2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	•	CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	•	President and CEO, RIC, RIF and RET
1301 Second Avenue,	since 2010	qualified by	•	Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	•	Chairman of the Board, President and CEO, RFSC
98101			•	Director, RIMCo
			•	May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	•	Treasurer, Chief Accounting Officer and CFO, RIC, RIF and
Born November 26, 1963	Accounting Officer	is chosen and		RET
	since 1998	qualified by	•	Director, RIMCo, RFSC, Russell Trust Company (“RTC”)
1301 Second Avenue18th		Trustees		and RFS
Floor, Seattle, WA			•	Head of North America Operations, Russell Investments
98101			•	May 2009 to October 2011, Global Head of Fund Operations,
Russell Investments
			•	1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey	Chief Investment	Until removed by	•	Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	•	Chief Investment Officer, RIC, RIF and RET
			•	Chairman of the Board, President and CEO, RIMCo
1301 Second Avenue,18th			•	Director, RTC, RIS and Russell Investments Delaware, Inc.
Floor, Seattle WA			•	Board of Managers, Russell Institutional Funds
98101				Management, Inc.
			•	2008 to 2013 Chief Investment Officer, Fixed Income,
Russell Investments

Mary Beth Rhoden	Secretary since 2010	Until successor	•	Associate General Counsel, Russell Investments
Albaneze,		is chosen and	•	Secretary, RIMCo, RFSC and RFS
Born April 25, 1969		qualified by	•	Secretary and Chief Legal Officer, RIC, RIF and RET
		Trustees	•	Assistant Secretary, RFS, RIA and U.S. One Inc.
1301 Second Avenue,18th			•	1999 to 2010 Assistant Secretary, RIC and RIF
Floor, Seattle, WA
98101

654 Disclosure of Information about Fund Trustees and Officers

Russell Funds
Russell Investment Company
1301 Second Avenue, Seattle, Washington 98101
(800) 787-7354

Adviser, Money Manager and Service Providers 655

Interested Trustees	Russell U.S. Defensive Equity Fund
Sandra Cavanaugh	INTECH Investment Management LLC, West PalmBeach, FL
Daniel P. Connealy	J.P. Morgan Investment Management Inc., New York, NY
Jonathan Fine	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Independent Trustees	PanAgora Asset Management Inc, Boston, MA
Thaddas L. Alston	Russell U.S. Dynamic Equity Fund
Kristianne Blake	AJO, LP, Philadelphia, PA
Cheryl Burgermeister	Cornerstone Capital Management, Inc., Minneapolis, MN
Raymond P. Tennison, Jr.	Schneider Capital Management Corporation, Wayne, PA
Jack R. Thompson	Suffolk Capital Management, LLC, New York, NY
Julie W. Weston	Russell U.S. Strategic Equity Fund
Trustee Emeritus	AJO, LP, Philadelphia, PA
George F. Russell, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Officers	Columbus Circle Investors, Stamford, CT
Sandra Cavanaugh, President and Chief Executive Officer	Cornerstone Capital Management, Inc., Minneapolis, MN
Cheryl Wichers, Chief Compliance Officer	Institutional Capital LLC, Chicago, IL
Jeffrey T. Hussey, Chief Investment Officer	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Mark E. Swanson, Treasurer and Chief Accounting Officer	PanAgora Asset Management Inc, Boston, MA
Mary Beth Rhoden Albaneze, Secretary	Schneider Capital Management Corporation, Wayne, PA
Suffolk Capital Management, LLC, New York, NY

Adviser Russell Investment Management Company	Russell U.S. Large Cap Equity Fund
1301 Second Avenue	Ceredex Value Advisors LLC, Orlando, FL
Seattle, WA 98101	Columbus Circle Investors, Stamford, CT
Institutional Capital LLC, Chicago, IL
Administrator and Transfer and Dividend Disbursing	Jacobs Levy Equity Management Inc, Florham Park, NJ
Agent	Sustainable Growth Advisers, LP, Stamford, CT
Russell Fund Services Company	Russell U.S. Mid Cap Equity Fund
1301 Second Avenue	Arbor Capital Management, LLC, Minneapolis, MN
Seattle, WA 98101	Ceredex Value Advisors LLC, Orlando, FL
Custodian	Jacobs Levy Equity Management Inc, Florham Park, NJ
State Street Bank and Trust Company	Russell U.S. Small Cap Equity Fund
1200 Crown Colony Drive	Cardinal Capital Management, L.L.C., Greenwich, CT
Crown Colony Office Park	Chartwell Investment Partners, Berwyn, PA
Quincy, MA 02169	ClariVest Asset Management LLC, San Diego, CA
Office of Shareholder Inquiries	DePrince, Race & Zollo, Inc., Winter Park, FL
1301 Second Avenue	EAM Investors, LLC, Cardiff by the Sea, CA
Seattle, WA 98101	Falcon Point Capital, LLC, San Francisco, CA
(800) 787-7354	Jacobs Levy Equity Management Inc, Florham Park, NJ
Legal Counsel	Next Century Growth Investors, LLC, Minneapolis, MN
Dechert LLP	PENN Capital Management Company, Inc., Philadelphia, PA
One International Place, 40th Floor	Ranger Investment Management, L.P., Dallas, TX
100 Oliver Street	Signia Capital Management, LLC, Spokane, WA
Boston, MA 02110	Russell International Developed Markets Fund
Distributor	AQR Capital Management, LLC, Greenwich, CT
Russell Financial Services, Inc.	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
1301 Second Avenue	del Rey Global Investors, LLC, Los Angeles, CA
Seattle, WA 98101	Driehaus Capital Management LLC, Chicago, IL
MFS Institutional Advisors Inc., Boston, MA
Independent Registered Public Accounting Firm	Numeric Investors LLC, Boston, MA
PricewaterhouseCoopers LLP	Pzena Investment Management, LLC, New York, NY
1420 5th Avenue, Suite 1900	William Blair & Company, LLC, Chicago, IL
Seattle, WA 98101

Money Managers as of October 31, 2013	Russell Harris Global Associates Equity L.P., Chicago, IL Fund
Russell U.S. Core Equity Fund	MFS Institutional Advisors Inc., Boston, MA
Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX	Polaris Capital Management, LLC, Boston, MA
Columbus Circle Investors, Stamford, CT	Sanders Capital, LLC, New York, NY
Institutional Capital LLC, Chicago, IL	Wellington Management Company, LLP, Boston, MA
Jacobs Levy Equity Management, Inc., Florham Park, NJ	Russell Emerging Markets Fund
Schneider Capital Management Corporation, Wayne, PA	AllianceBernstein L.P., New York, NY
Suffolk Capital Management, LLC, New York, NY	Delaware Management Company, a Series of Delaware
Sustainable Growth Advisers, LP, Stamford, CT	Management Business Trust, Philadelphia, PA

Russell Funds
Russell Investment Company
1301 Second Avenue, Seattle, Washington 98101
(800) 787-7354

Genesis Asset Managers, LLP, Guernsey, Channel Islands	MacKay Shields LLC, New York, NY
Harding Loevner LP, Bridgewater, NJ	Russell Commodity Strategies Fund
Numeric Investors LLC, Boston, MA	CoreCommodity Management, LLC, Stamford, CT
UBS Global Asset Management (Americas) Inc., Chicago, IL	Credit Suisse Asset Management, LLC, New York, NY
Victoria 1522 Investments, LP, San Francisco, CA	Goldman Sachs Asset Management, L.P., New York, NY
Westwood Management Corporation, Dallas, TX	Russell Global Infrastructure Fund
Russell Tax-Managed U.S. Large Cap Fund	Cohen & Steers Capital Management, Inc., New York, NY
Armstrong Shaw Associates Inc., New Canaan, CT	Colonial First State Asset Management (Australia) Limited,
J.P. Morgan Investment Management Inc., New York, NY	Sydney, Australia
NWQ Investment Management Company, LLC,	Nuveen Asset Management, LLC, Chicago, IL
Los Angeles, CA
Sands Capital Management, Inc., Arlington, VA	Russell Global Real Estate Securities Fund
Sustainable Growth Advisers, LP, Stamford CT	AEW Capital Management LP, Boston, MA
Cohen & Steers Capital Management, Inc., New York, NY
Russell Tax-Managed U.S. Mid & Small Cap Fund	INVESCO Advisers, Inc. which acts as a money manager
Chartwell Investment Partners, Berwyn, PA	to the Fund through its INVESCO Real Estate Division,
Netols Asset Management Inc., Mequon, WI	Dallas, TX
Parametric Portfolio Associates LLC, Seattle, WA
Summit Creek Advisors LLC, Minneapolis, MN	Russell Multi-Strategy Alternative Fund
Turner Investment Partners, Inc., Berwyn, PA	2100 XENON Group, LLC, Chicago, IL
Amundi Investments USA, LLC, New York, NY
Russell Global Opportunistic Credit Fund	AQR Capital Management, LLC, Greenwich, CT
DDJ Capital Management LLC, Waltham, MA	Brigade Capital Management, LLC, New York, NY
Lazard Asset Management LLC, New York, NY	DCI, LLC, San Francisco, CA
Oaktree Capital Management, L.P., Los Angeles, CA	Galtere Ltd./Galtere N.A., New York, NY
Stone Harbor Investment Partners LP, New York, NY	Lazard Asset Management LLC, New York, NY
Russell Strategic Bond Fund	Levin Capital Strategies, L.P., New York, NY
Brookfield Investment Management Inc., New York, NY	Omega Advisors, Inc., New York, NY
Colchester Global Investors Limited, London, United	Pacific Investment Management Company LLC, Newport
Kingdom	Beach, CA
Logan Circle Partners, L.P., Philadelphia, PA	TWC/Scoggin LLC, Los Angeles, CA
Macro Currency Group — an investment group within	The Cambridge Strategy (Asset Mgmt) Limited, London,
Principal Global Investors LLC, Des Moines, IA*	United Kingdom
Metropolitan West Asset Management, LLC, Los Angeles, CA	*Principal Global Investors LLC is the asset management arm of the Principal
Pacific Investment Management Company LLC,	Financial Group® (The Principal®), which includes various member com-
Newport Beach, CA	panies including Principal Global Investors, LLC, Principal Global Investors
Wellington Management Company, LLP, Boston, MA	(Europe) Limited, and others. The Macro Currency Group is the specialist
Russell Investment Grade Bond Fund	currency investment group within Principal Global Investors. Where used
Logan Circle Partners, L.P., Philadelphia, PA	herein, Macro Currency Group means Principal Global Investors, LLC.
Note: Russell Strategic Call Overwriting and Russell Money Market Funds are
Macro Currency Group — an investment group within	directly managed by RIMCo.
Principal Global Investors LLC, Des Moines, IA*
Metropolitan West Asset Management, LLC, Los Angeles, CA	This report is prepared from the books and records of the Funds
Neuberger Berman Fixed Income LLC, Chicago, IL	and is submitted for the general information of shareholders and
Pacific Investment Management Company LLC, Newport Beach, CA	is not authorized for distribution to prospective investors unless
Russell Short Duration Bond Fund	accompanied or preceded by an effective Prospectus. Nothing
Logan Circle Partners, L.P., Philadelphia, PA	herein contained is to be considered an offer of sale or a solicitation
Pacific Investment Management Company LLC,	of an offer to buy shares of Russell Investment Company. Such
Newport Beach, CA	offering is made only by Prospectus, which includes details as to
Wellington Management Company, LLP, Boston, MA	offering price and other material information.
Russell Tax Exempt Bond Fund
AllianceBernstein L.P., New York, NY

656 Adviser, Money Manager and Service Providers

Item 2. Code of Ethics. [Annual Report Only]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer
(“Code”).

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;
3)	compliance with applicable laws and governmental rules and regulations;
4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and
5)	accountability for adherence to the Code.

(c) The Code was restated as of August 2013; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e) Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the
Audit Committee Financial Expert and is also determined to be “independent” for purposes of
Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
2012 $1,164,246
2013 $1,278,172

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2012	$437,500	Performance of agreed-upon procedures with respect to
		04/30/12 semi-annual reports
2013	$422,400	Performance of agreed-upon procedures with respect to
		04/30/13 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2012	$437,500	Tax services
2013	$340,300	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2012	$107,520	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel
2013	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel, anti-money laundering

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company
Russell Investment Funds
Russell Exchange Traded Funds Trust
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 30, 2013

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell
Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded
Funds Trust (“RET”) to apply to any and all engagements of the independent auditor to RIC, RIF and RET, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC, RIF and RET. The term “Investment Adviser” shall refer to the Funds’
advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of
Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

  Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;
  Is in the position of auditing its own work; or
  Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-
related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-
adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-
Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit
Committee will take into account the ratio between the total amounts paid for audit, audit-
related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-
approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the

Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the
SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule
A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-
approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services.
“Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the
Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the
Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services.
Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal
Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the
Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and
Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted.
Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule
D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services”
not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

  Bookkeeping or other services relating to the accounting records or financial statements of the Funds
  Financial information system design and implementation
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  Actuarial services
  Internal audit outsourcing services
  Management functions
  Human resources services
  Broker-dealer, investment adviser or investment banking services
  Legal services
  Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the
Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-
approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as
“all other services” for the Funds (including any such services for affiliates subject to pre-
approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF/RET
Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit
Committee will be informed not less frequently than quarterly by the Chairperson of the

Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit
Committee will be submitted to the Audit Committee by both the independent auditor and the
Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC, RIF and RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell
Company or an officer of RIC, RIF or RET.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank
Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RET and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:
2012 $0
2013 $0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a)
under the Act and certification for principal financial officer of Registrant as required by
Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: January 9, 2014

By: /s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: January 9, 2014